UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2017

Fixed Income Alternatives Funds
Long Short Credit Strategies
Strategic Macro*

*Effective June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.

Goldman Sachs Fixed Income Alternatives Funds

∎	LONG SHORT CREDIT STRATEGIES FUND

∎	STRATEGIC MACRO

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

What Differentiates Goldman Sachs Long Short Credit Strategies Fund’s Investment Process?

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) seeks an absolute return comprised of income and capital appreciation.

The Fund uses a bottom-up, fundamental approach with a focus on high conviction ideas across the corporate credit spectrum. Inefficiencies in the credit markets may provide attractive opportunities for investors. The Fund seeks to capitalize on these through an unconstrained approach, security selection and providing active downside management.

∎	The Fund is not limited by the traditional constraints of a benchmark strategy.

∎	The Fund uses a flexible and dynamic strategy that allows it to invest across the spectrum of corporate credit while seeking what we believe are the most attractive risk- adjusted return opportunities.

∎	The Fund invests across the spectrum of corporate credit including high yield, investment grade, bank loans, convertibles and preferred equity.

∎	The Fund seeks to identify issuers that offer compelling value through bottom-up security selection, with a focus on capital preservation.

∎	The Fund’s investment approach allows for flexibility in security selection, irrespective of industry, ratings and maturity constraints.

∎	The Fund manages long and short exposures to potentially generate absolute returns. A hedged approach allows the Fund to deploy tactical portfolio tilts via high yield index shorts.

∎	Dynamic portfolio management may enhance downside mitigation while providing investors access to security selection expertise.

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PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Asset Management Credit Alternatives Portfolio Management Team discusses the Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R Shares generated cumulative total returns, without sales charges, of 1.65%, 1.27%, 1.82%, 1.78% and 1.52%, respectively. These returns compare to the 0.59% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

Because the composition of the Index (e.g. short-term securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	During the Reporting Period, moderate economic growth, low inflation and accommodative central bank policy at home and abroad provided a generally favorable backdrop for U.S. corporate credit and also led to notably muted volatility in both the equity and credit markets.

U.S. credit markets, especially U.S. high yield bonds, rallied, as credit spreads, or yield differentials to U.S. Treasuries, tightened during the Reporting Period to near historic low levels. Supporting the markets was steady global economic growth, led by the developed markets. Despite the moderate rate of economic growth and unemployment levels not seen since early 2001, U.S. inflation remained historically low. The U.S. Federal Reserve (the “Fed”) maintained its accommodative approach to raising the targeted federal funds rate. Still, improved economic data led the Fed to raise interest rates by 25 basis points in June 2017 — only the second increase in 2017 to date and only the fourth increase since December 2015. (A basis point is 1/100th of a percentage point.) The Fed indicated it intends to maintain its accommodative monetary stance for the time being, as it expects its rate increases to be gradual. The Fed also unveiled a plan to gradually shrink its balance sheet beginning in October 2017. The Fed’s balance sheet had expanded dramatically in its quantitative easing strategy designed to help the economy recover from the 2007-2008 financial crisis. The European Central Bank similarly flagged a possible tapering of its asset purchases beginning in early 2018.

Further supporting the U.S. credit markets during the Reporting Period were generally healthy credit fundamentals, including strong first quarter 2017 corporate earnings, reported in April 2017. Still, as of September 30, 2017, high yield mutual funds and exchange-traded funds (“ETFs”) experienced year-to-date outflows of more than $11 billion, with $5 billion of outflows seen during the Reporting Period. Despite healthy high yield credit fundamentals, investor uncertainty surrounding compressed high yield spreads — as well as broader macro concerns, including heightened geopolitical tensions, interest rate hikes and global economic growth — contributed to a widespread cautious view toward the high yield market and drove outflows.

The one major interruption to the U.S. corporate credit rally during the Reporting Period was seen in August 2017. While volatility was quite low for the Reporting Period as a whole, we saw some volatility in August 2017 on the back of global political headlines concerning strained tensions with North Korea. The market experienced a quick sell-off early in the

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PORTFOLIO RESULTS

month, but the market rebounded almost completely by the end of the month.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As a part of our investment philosophy, we apply a value-oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection.

We maintained our focus on corporate fundamentals and earnings during the Reporting Period. The Fund’s positive performance during the Reporting Period was broad-based, attributable to long positioning in consumer cyclicals, energy and capital goods credits. The largest individual contributors during the Reporting Period included long positions in Jack Cooper Holdings, Transocean and Adient Global Holdings.

Within the Fund’s long positioning, there were no sectors that materially detracted from performance. That said, the three largest individual detractors during the Reporting Period were the Fund’s positions in PetSmart, Uniti Group and Prairie Provident Resources. The Fund’s tactical short position in a high yield credit default swap index, a position taken in an effort to mitigate risk and serve as a portfolio market hedge, detracted from its results during the Reporting Period as spreads tightened. The Fund’s interest rate swaps, which are used to hedge duration, also detracted modestly from performance as spreads tightened.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company or sector.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	The corporate credit markets, as mentioned earlier, broadly rallied during the Reporting Period, driven largely, in our view, by technicals and generally healthy fundamentals. U.S. high yield corporate bonds were one of the strongest performers during the Reporting Period, as spreads narrowed to near historic low levels. Gains were broad-based across virtually all segments of the corporate credit sector. As such, our ability to identify select issuers within the corporate credit sector contributed positively to the Fund’s performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. However, the Fund does implement interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. The Fund’s interest rate swap positions modestly detracted from its performance, as rates tightened during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk, which detracted from performance. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. Interest rate swaps modestly detracted from Fund performance during the Reporting Period. The Fund used foreign currency exchange forward contracts to hedge the currency risk in non-U.S. dollar-denominated issues to U.S. dollars. This had a rather neutral impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential.

We increased the Fund’s allocation to secured indebtedness, including high yield and bank loans, during the Reporting Period. We continued to identify opportunities in bank loans given the anticipated rising interest rate environment for the remainder of 2017 and into 2018.

We also found what we considered to be compelling opportunities amongst short duration bonds, especially toward the very short-term end of the yield curve, or spectrum of maturities. We maintained our favor toward short-dated high yield credit securities, which, in our view, offer attractive risk-adjusted yields and some insulation from a potential increase in interest rates. We believe these securities are attractive for maintaining yield while limiting overall interest rate exposure, particularly given Fed interest

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rate hikes thus far and potential additional interest rate increases in the fourth quarter of 2017 and into 2018.

We took a cautious view in the Fund given the rally in the corporate credit markets seen in the Fund’s prior fiscal year and during much of the Reporting Period. Our view was driven by the potential for volatility related to both geopolitical events and macroeconomic uncertainty, including further interest rate hikes, the reduction of the Fed’s balance sheet and the pace of global economic growth. We expressed this view by increasing the Fund’s exposure to a high yield credit default swap index. One of the key tenets of our investment philosophy is capital preservation, which leads us to take a more defensive, cautious position given certain market conditions. We also believe our hedged approach may provide for active downside management for investors seeking to mitigate market risk and volatility.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was defensively positioned based on our cautious view of the market at the end of September 2017. The Fund remained focused on higher quality issuers in the capital structure and companies with what we considered to be strong cash flow.

Reflecting our modestly defensive Fund positioning, as of September 30, 2017, approximately 46% of the Fund’s total net assets was invested in unsecured debt obligations, 15% in secured debt obligations, 24% in bank loans, 10% in investment grade corporate bonds, less than 1% in preferred and other equity securities and 14% in cash and cash equivalents. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -53% in a credit default swap high yield index. (The Fund had a total of 143 holdings from 117 issuers at September 30, 2017, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being Weatherford International, Frontier Communications and Rite Aid.)

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the economic backdrop of moderate growth, low inflation and accommodative central bank policy was positive. However, while we believed we may see muted volatility for the remainder of 2017, we also felt we may still see bouts of volatility ahead given broad macro uncertainties, including geopolitics, interest rate increases, reductions in the Fed’s balance sheet and global economic growth. We further believed we may also see a slight uptick in defaults if interest rates rise with increased velocity, especially in 2018, though some of the default risk may be mitigated by economic growth and modestly improved, relatively stable oil prices.

Given this view, we believe a sound approach, grounded in fundamentals with a focus on capital preservation, may offer a compelling means to navigate the current and anticipated market environment in the months ahead. We believe heightened volatility may lead to periods of technical dislocations in the market, which may provide for attractive single-name investing opportunities. While we continued to see value in the credit markets at the end of the Reporting Period, we believe that security selection and a focus on fundamentals will be increasingly important if interest rates continue to rise and should the Fed indeed begin to take a more hawkish, less accommodative approach. (Hawkish tends to suggest higher interest rates; opposite of dovish.)

We intend to remain disciplined in our approach focused on credit selection. Our investment team has been identifying what we view as several investment opportunities in the new issue debt market, as we have seen what we consider to be attractive price entry points. Overall, we believe the Fund’s ability to be flexible across the corporate credit spectrum —high yield, loans, bank loans and investment grade credit —enables the Fund to step in and seek to take advantage of market opportunities when inefficiencies arise as well as to capitalize on changing market conditions.

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FUND BASICS

Long Short Credit Strategies Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017–September 30, 2017	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three- Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.65%	0.59%	3.09%	2.98%
Class C	1.27	0.59	2.46	2.35
Institutional	1.82	0.59	3.56	3.44
Investor	1.78	0.59	3.46	3.35
Class R	1.52	0.59	2.98	2.83

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown, except with respect to the 30-day Standardized Unsubsidized Yield. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	-1.94%	N/A	-0.64%	4/30/14
Class C	0.16	N/A	-0.27	4/30/14
Institutional[5]	2.27	2.35%	5.26	6/15/09
Investor	2.18	N/A	0.73	4/30/14
Class R	1.67	N/A	0.24	4/30/14

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect the maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[5]	The average annual total return figures for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”) into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. The Predecessor Fund commenced operations on June 15, 2009.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund was the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information for the Fund’s Institutional Shares shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

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FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.61%
Class C	2.22	2.36
Institutional Shares	1.13	1.27
Investor	1.22	1.36
Class R	1.72	1.86

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[8]
As of September 30, 2017	Percentage of Net Assets
Automotive	8.8
Health Care – Services	5.1
Pipelines	4.7
Oil & Gas Services	4.6
Oil & Gas	4.4
Media – Cable	3.9
Telecommunications – Wirelines	3.6
Media	3.6
Telecommunication Services	3.5
Diversified Financial Services	3.4

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

What Differentiates Goldman Sachs Strategic Macro Fund’s Investment Process?

The Goldman Sachs Strategic Macro Fund (the “Fund”) seeks to generate long-term absolute return. Changes in global fixed income and currency markets have created opportunities for generating attractive returns through fixed income alternative and unconstrained investment strategies.

Our investment process seeks to create excess returns by:

∎	Adopting a global perspective to compare and contrast investment opportunities around the world

∎	Employing eight specialist strategy teams that each conduct very detailed fundamental and quantitative research in their search for attractive investments

∎	Capturing the value in the inherent diversification benefits among the different investment strategies

∎	Using a disciplined risk-management approach to implement the strategy

We believe the following characteristics drive the implementation and execution of the Fund’s investment process:

∎	The Fund invests in a portfolio of fixed income, currency, and commodities in an attempt to generate returns different from traditional asset classes.

∎	Alternative investments do not necessarily move in tandem with traditional asset classes, such as stocks, bonds and credit. By adding them to the portfolio the Fund seeks to enhance its overall risk/return profile.

∎	The Fund seeks to generate returns in up and down markets when asset classes are in or out of favor.

∎	The Fund employs alternative investment techniques — such as hedging, leverage and shorting that may provide an opportunity for the Fund to achieve its goal of absolute returns.

∎	We have over 300 investment professionals covering multiple sectors of the global fixed income market who are focused on finding investment ideas for our portfolio.

∎	The senior professionals on the team have an average of over 20 years of investment experience through multiple market cycles.

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PORTFOLIO RESULTS

Goldman Sachs Strategic Macro Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Effective June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund (the “Fund”). There was no change to the Fund’s investment philosophy or strategy in connection with this name change. Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R Shares generated cumulative total returns, without sales charges, of -1.58%, -1.91%, -1.35%, -1.35% and -1.58%, respectively. These returns compare to the 0.59% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (“the Index”) during the same time period.

Because the composition of the Index (e.g., short-term securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various fixed income, currency and commodities instruments), references to the Index are for informational purposes only and are not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the fixed income market as a whole during the Reporting Period?

A	The performance of the fixed income markets as a whole was primarily driven by geopolitical events, improving economic growth around the world and changing market expectations about central monetary policy.

When the Reporting Period began with the second quarter of 2017, spread, or non-government bond sectors, generally recorded positive returns, though with mixed results relative to U.S. Treasury securities. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Federal Reserve (“Fed”) monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the European Central Bank (“ECB”) provided an optimistic assessment of the risks to growth, but revised downward its medium-term inflation forecasts. The ECB, Bank of Japan (“BoJ”) and Bank of England (“BoE”) left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 and the fourth time in a decade at its June 2017 policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. (Hawkish suggests higher interest rates; opposite of dovish.) Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada (“BoC”). During the second quarter of 2017, the U.S. dollar weakened versus many global currencies.

During the third quarter of 2017, spread sectors broadly advanced, outperforming U.S. Treasury securities. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began

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PORTFOLIO RESULTS

in 2007.) This prompted a hawkish market reaction, with the U.S. dollar appreciating and yields on U.S. government bonds rising. However, the U.S. Treasury yield curve, or spectrum of maturities, only steepened modestly due to geopolitical uncertainty and mixed U.S. economic data, including weak inflation readings. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens.) The central banks of other developed countries also set the stage for less accommodative monetary policy. The BoE noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the BoC surprised the markets with two consecutive rate hikes. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, also drove the British pound higher versus the U.S. dollar. (Brexit refers to the U.K.’s efforts to exit the European Union.) Overall, the U.S. dollar continued to weaken relative to many global currencies during the third calendar quarter.

For the Reporting Period as a whole, spread sectors outperformed U.S. Treasury securities, led by high yield corporate bonds, sovereign emerging markets debt and investment grade corporate bonds. Commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities also outperformed U.S. Treasuries, albeit to a lesser extent. The U.S. Treasury yield curve flattened slightly during the Reporting Period, as yields on shorter-term maturities generally rose and yields on intermediate- and longer-term maturities fell. The yield on the bellwether 10-year U.S. Treasury declined approximately seven basis points to end the Reporting Period at 2.33%. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks long-term absolute return through the implementation of relative value, long/short, macro and other strategies that aim to exploit disparities or inefficiencies in the global fixed income, currency and commodities markets. Absolute return is the return of an investment and is not relative to a benchmark. We believe absolute return performance may be uncorrelated to fixed income and equity markets over the long-term. Relative value strategy means to simultaneously take long and short positions within an investment portfolio. A long/short strategy seeks to produce returns with risk and volatility that are uncorrelated with general global market risk and volatility by simultaneously taking long and short exposures in approximately equal amounts. A macro hedge may be employed as we seek to mitigate the risk of market movements (either up or down), potentially enabling the Fund to pursue returns in a variety of market cycles. In addition, the Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure to or to short individual securities, or to gain exposure to an index. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Investment ideas for the Fund are generated through our specialized top-down and bottom-up strategy teams, in the following areas: Tactical Duration; Country Relative Value; Fundamental Currency; Commodities; Government and Swaps; Liquid Mortgages; Emerging Markets Debt; and Cross Macro. Near the end of 2016, Cross Macro was added as a specific strategy within the Fund. The Cross Macro strategy focuses on relative value investment opportunities across interest rate, currency, commodity and credit markets in combination. It seeks to take advantage of increased market linkages, where one factor can potentially influence many different markets (e.g., crude oil prices). Derivatives are used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund underperformed the Index due primarily to its Tactical Duration, Country Relative Value and Commodities strategies. Within the Tactical Duration strategy, the Fund was positioned for tightening Fed monetary policy. More specifically, it held a short duration position on the U.S. Treasury yield curve throughout the Reporting Period, which detracted from performance. Short-term U.S. Treasury yields rose in response to Fed rate hikes, but intermediate- and longer-term yields fell on political uncertainty, increased geopolitical risks and a decline in positive economic data surprise. In addition, soft inflation data during the first nine months of 2017 weighed on market expectations for further Fed rate hikes. We maintained the Fund’s short duration position because we believed global economic growth would remain strong and that tightness in the labor market and easy financial conditions in the U.S. would warrant further monetary tightening by the Fed. We also expected U.S. inflation to rebound should wage growth begin to emerge. The Tactical Duration strategy is implemented via interest rate futures. Within the Country Relative Value strategy, performance was hampered by the Fund’s positioning for easier Canadian and European financial conditions relative to those in the U.S., expressed through a long position in Canadian interest rates versus a short position in U.S. interest rates. In response to stronger economic indicators, the BoC

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PORTFOLIO RESULTS

was surprisingly hawkish, raising rates twice during the summer of 2017. Europe also showed signs of stronger economic growth, and European interest rates rose as markets anticipated the ECB might start tapering its quantitative easing and otherwise reduce its accommodative monetary policy. The Country Relative Value strategy is actively implemented via interest rate swaps and/or futures. Within the Commodities strategy, the Fund’s long positions in crude oil and natural gas detracted from performance. The crude oil markets were pressured by growing inventories, which were particularly elevated in the U.S. Natural gas prices fell on cooler than expected summer weather, which depressed demand, along with higher production. The Commodities strategy uses a blend of commodity futures and options.

The Government/Swaps, Fundamental Currency and Emerging Markets Debt strategies contributed positively to the Fund’s results. Within the Government/Swaps strategy, the Fund benefited from its steepening positions on the U.S. Treasury and European government bond yield curves. Curve steepening positions were implemented through interest rate swaps. In addition, the Fund’s short position in U.K. inflation-linked bonds added to returns. The Government and Swaps strategy is actively implemented via interest rate swaps and/ or futures. Within the Fundamental Currency strategy, the Fund was helped by its long positions in emerging markets currencies, including the Polish zloty, Czech koruna and Mexican peso. The Fund also gained from its long positions in the Swedish krona and Norwegian krone. These results were offset somewhat by the Fund’s short position in the euro, which detracted. The Fundamental Currency strategy employs a mix of non-deliverable currency forwards, forward foreign currency exchange contracts and/or currency options. Within the Emerging Markets Debt strategy, the Fund benefited from its long positions in Mexican, Hungarian and Russian local debt as well as from a short position in Czech local debt. These gains were slightly offset by the Fund’s short position in Hong Kong local debt, which detracted. The Emerging Markets Debt strategy is implemented using cross currency swaps.

The Fund’s Liquid Mortgages and Cross Macro strategies did not have a meaningful impact on performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in interest rate futures, interest rate swaps, total return swaps, swaptions, options on futures, credit default swaps, equity index futures and options, non-deliverable forwards, forward foreign currency exchange contracts, currency options and cross currency swaps. The Fund used interest rate futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to express our views on the direction of interest rates. Total return swaps were employed to manage the Fund’s yield curve exposures across various strategies. Swaptions (or options on interest rate swap contracts) were used to hedge interest rate exposure and manage the Fund’s exposure to potential market volatility. Options on futures were used within the Government and Swaps strategy to allow the Fund the right to enter into futures contracts. Credit default swaps were employed to implement specific credit-related investment strategies. Equity index futures and options were used as a means of reducing Fund volatility. Within the Fundamental Currency strategy, the Fund used non-deliverable currency forwards to gain exposure to a particular country and also to take advantage of relative value opportunities. The Fund also utilized forward foreign currency exchange contracts and currency options within the Fundamental Currency strategy to take long or short positions. Within the Emerging Markets Debt strategy, the Fund employed cross currency swaps to express relative views on given currencies as well as our views on the direction of a country’s interest rates. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Within the Liquid Mortgages strategy, the Fund used mortgage-backed securities forward agreements (known as “TBAs”) in addition to interest only and principal only strips. (Strips are a type of security for which the holder is only entitled to receive regular cash flows derived from incoming interest payments or principal repayments on an underlying loan pool.) During the Reporting Period, the use of derivatives and similar instruments had a negative impact on the Fund’s performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Within the Tactical Duration strategy, we moved the Fund to a modestly short duration position on the Japanese government yield curve. Throughout the Reporting Period, the Fund held a short duration on the U.S. Treasury yield

12

PORTFOLIO RESULTS

curve and a neutral duration position on the European government bond yield curve. Within the Country Relative Value strategy, we reduced the Fund’s long position in European interest rates and its short position in U.S. interest rates, as European government bonds outperformed U.S. government bonds during September 2017. Within the Fundamental Currency strategy, we continued to add exposure to a number of emerging markets currencies, such as the Swedish krona, South African rand and Brazilian real, versus the U.S. dollar during the Reporting Period. Within the Commodities strategy, we added a modestly short position in crude oil. The Fund continued to hold a short position in natural gas versus crude oil. Within the Cross Macro strategy, we sought to benefit from tighter financial conditions in the U.S. relative to Asia, Canada and Europe by implementing long positions in Asian interest rates versus short positions in U.S. interest rates.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, within the Tactical Duration strategy, the Fund held a short duration position on the U.S. Treasury yield curve, a modestly short duration on the Japanese government bond curve and a neutral duration position on the European government bond yield curve. Within the Country Relative Value strategy, the Fund had long positions in European and Canadian interest rates versus short positions in U.S. and U.K. interest rates. The Fund maintained a short position in U.K. inflation-linked securities. In addition, at the end of Reporting Period, the Fund had a long position in Mexican interest rates and a short position in Czech Republic interest rates. Within the Fundamental Currency strategy, the Fund had short positions in select developed markets currencies, such as the euro and Australian dollar. Within the Commodities strategy, the Fund held a modestly short position in crude oil as well as a short position in natural gas versus crude oil. Within the Emerging Markets Debt strategy, the Fund held long positions in a number of Latin American countries that import oil and rely on American tourism. It also had a short position in Chinese local emerging markets debt. Within the macro hedge, the Fund was positioned for tighter financial conditions in the U.S. relative to Asia, Canada and Europe at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected one more Fed rate hike during 2017, and we believed the market was underpricing the pace of future interest rate hikes. As for Europe, we thought that by the end of 2017, the ECB may communicate its plans to reduce asset purchases through its quantitative easing program with tapered purchases likely to continue, we believe, through 2018. In the U.K., we saw scope for a BoE rate hike in November 2017 given policymakers’ communications. Meanwhile, the BoC has commenced a rate hiking cycle, though we expect the trajectory for its future rate hikes to be shallower than in the U.S. In Japan, the BoJ’s monetary policy is likely to remain unchanged in the near term, in our view. However, we note that based on market prices at the end of the Reporting Period, investors appear to believe BoJ monetary policy might fluctuate around the country’s general election and the end of BoJ Governor Haruhiko Kuroda’s term, which is scheduled to occur in April 2018.

In terms of the Fund’s positioning at the end of the Reporting Period, we were continuing to add exposure to emerging markets currencies versus the U.S. dollar because of what we considered a supportive global economic growth environment and improvements in commodity prices. In our opinion, emerging markets assets overall are more resilient now than they were during the 2013 taper tantrum, as evidenced by improved fundamentals, such as healthier account balances in many countries. (Taper tantrum refers to the way markets reacted negatively in 2013 when the Fed suggested it might begin tapering its quantitative easing program.) That said, at the end of the Reporting Period, we were cautious about valuations in emerging markets asset classes, though we acknowledged support from ongoing strength in global and Chinese economic growth, the gradual pace of monetary tightening in developed markets, and higher commodity prices that have buttressed the terms of trade for emerging markets countries. (Terms of trade is a ratio representing the prices of a country’s exports relative to the prices of its imports.) In addition, while China’s economic growth has decelerated in recent years, the pace of the slowing appeared to have moderated during the Reporting Period. We plan to be watchful for any sharp downturn in China’s business cycle, which could be a headwind for the emerging markets.

13

FUND BASICS

Strategic Macro Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017–September 30, 2017	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Class A	-1.58%	0.59%
Class C	-1.91	0.59
Institutional	-1.35	0.59
Investor	-1.35	0.59
Class R	-1.58	0.59

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at yield equal to the current day Fixing rate) and rolled into a new instrument.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/17	One Year	Since Inception	Inception Date
Class A	-3.41%	-2.63%	12/16/13
Class C	-1.45	-2.13	12/16/13
Institutional	0.70	-1.34	12/16/13
Investor	0.70	-1.46	12/16/13
Class R	0.11	-1.80	12/16/13

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV or cumulative total returns (only if the performance period is one year or less). These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	2.69%
Class C	2.09	3.44
Institutional	1.06	2.35
Investor	1.09	2.44
Class R	1.59	2.94

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. However, the management fee waiver arrangement with respect to the fee paid by Cayman Commodity-FIMS, Ltd., a wholly-owned subsidiary through which the Fund gains exposure to the commodities markets (the “Subsidiary”), may not be discontinued by the Investment Adviser as long as the contract with the Subsidiary remains in place. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

15

FUND BASICS

Strategic Macro Fund

as of September 30, 2017

FUND COMPOSITION[5] (%)
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – 38.9%
Bank Loans(a) – 23.5%
Automotive – 1.1%
American Axle & Manufacturing, Inc. (BB/Ba2) (1M LIBOR + 2.250%)(b)
$2,357,804	3.490%	04/06/24	$2,350,448

Building Materials – 0.7%
Builders FirstSource, Inc. (B+/B3) (3M LIBOR + 3.000%)(b)
1,360,825	4.333	02/29/24	1,364,009

Chemicals – 0.9%
Kraton Polymers LLC (BB-/Ba3) (1M LIBOR + 3.000%)(b)
206,573	4.235	01/06/22	209,039
New Arclin U.S. Holding Corp. (B+/B2) (3M LIBOR + 4.250%)(b)
691,268	5.583	02/14/24	696,024
OXEA Finance & Cy S.C.A. (NR/NR)
489,000	3.500	09/27/24	487,778
Tronox Blocked Borrower LLC (NR/NR)
153,581	3.000	09/22/24	154,125
Tronox Finance LLC (BB-/Ba3)
354,419	3.000	09/22/24	355,673

			1,902,639

Commercial Services – 0.6%
Garda World Security Corp. (B/B1) (PRIME + 3.000%)(b)
316,061	5.316	05/24/24	318,826
Monitronics International, Inc. (B-/B2) (3M LIBOR + 5.500%)(b)
907,152	6.833	09/30/22	899,215

			1,218,041

Communications – Cable & Satellite – 0.2%
Radiate Holdco LLC/Radiate Finance, Inc. (B/B1) (1M LIBOR + 3.000%)(b)
456,852	4.235	02/01/24	450,333

Communications – Entertainment – 0.5%
Univision Communications, Inc. (BB-/B2) (1M LIBOR + 2.750%)(b)
1,054,150	3.985	03/15/24	1,044,273

Consumer Cyclical Services – 0.9%
TKC Holdings, Inc. (B/B2) (2M LIBOR + 4.250%)(b)
1,936,915	5.522	02/01/23	1,953,050

Consumer Durables – 0.3%
Comfort Holding LLC (CCC+/B2) (1M LIBOR + 4.750%)(b)
635,738	5.981	02/05/24	568,191

Diversified Financial Services – 0.5%
Tecomet, Inc. (NR/NR) (3M LIBOR + 3.750%)(b)
510,720	5.061	05/02/24	513,595
VFH Parent LLC (NR/NR) (3M LIBOR + 3.750%)(b)
460,132	5.061	12/30/21	464,734

			978,329

Diversified Telecommunication – 0.9%
Telesat Canada (BB-/Ba3) (1M LIBOR + 3.000%)(b)
1,865,602	4.240	11/17/23	1,878,437

Electric – 1.4%
Talen Energy Supply LLC (NR/NR) (1M LIBOR + 4.000%)(b)
2,982,000	5.235	04/15/24	2,903,723

Secured Debt Obligations – (continued)
Food & Beverage – 0.8%
Dole Food Co., Inc. (NR/NR) (PRIME + 1.750%)(b)
1,723,458	4.018	04/06/24	1,727,491

Food & Drug Retailers – 0.7%
BJ’s Wholesale Club, Inc. (B-/B3) (1M LIBOR + 3.750%)(b)
1,424,043	4.982	02/03/24	1,363,008

Health Care – Services – 2.2%
ATI Holdings Acquisition, Inc. (B/B1) (1M LIBOR + 3.500%)(c)
318,963	4.801	05/10/23	322,152
Change Healthcare Holdings, Inc. (B+/Ba3) (1M LIBOR + 2.750%)(b)
924,355	3.985	03/01/24	926,435
Envision Healthcare Corp. (BB-/Ba3) (3M LIBOR + 3.000%)(b)
1,236,305	4.240	12/01/23	1,238,629
Greenway Health LLC (B-/B3) (3M LIBOR + 4.250%)(b)
1,028,297	5.580	02/14/24	1,030,868
Kindred Healthcare, Inc. (BB-/Ba3) (3M LIBOR + 3.500%)(b)
688,886	4.813	04/09/21	689,175
Team Health Holdings, Inc. (NR/NR) (1M LIBOR + 2.750%)(b)
414,627	3.985	02/06/24	406,596

			4,613,855

Household Products(b) – 0.2%
AI Aqua Merger Sub, Inc. (NR/NR) (1M LIBOR + 3.500%)
409,000	4.735	12/13/23	410,023

Life Insurance – 0.2%
Acrisure LLC (NR/NR) (2M LIBOR + 5.000%)(b)
385,065	6.272	11/22/23	389,235

Media – Cable – 0.7%
Atlantic Broadband Finance LLC (NR/NR)
1,005,000	2.750	08/11/24	998,246
Cable One, Inc. (NR/NR) (3M LIBOR + 2.250%)(b)(c)
368,078	3.570	05/01/24	369,918

			1,368,164

Media – Non Cable – 0.6%
CBS Radio, Inc. (BB-/Ba3) (1M LIBOR + 3.500%)(b)
1,338,259	4.737	10/17/23	1,347,466

Media-Entertainment – 0.4%
Lions Gate Entertainment Corp. (NR/NR) (1M LIBOR + 3.000%)(b)
838,513	4.235	12/08/23	844,801

Packaging – 1.3%
BWAY Holding Co. (B-/B2) (1M LIBOR + 3.250%)(b)
2,644,348	4.481	04/03/24	2,650,482

Restaurant – 1.7%
1011778 B.C. Unlimited Liability Co. (B+/Ba3) (3M LIBOR + 2.250%)(b)
3,475,005	3.583	02/16/24	3,468,923

Retailers – 0.6%
JC Penney Corp., Inc. (BB-/Ba2) (3M LIBOR + 4.250%)(b)
1,186,046	5.568	06/23/23	1,151,947

Technology – Software – 1.1%
Kronos, Inc. (B/B2) (3M LIBOR + 3.500%)(b)
697,736	4.811	11/01/23	701,413

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Secured Debt Obligations – (continued)
Technology – Software – (continued)
Optiv Security, Inc. (B-/B2) (3M LIBOR + 3.250%)(b)
$500,348	4.563%		02/01/24	$469,076
Peak 10, Inc. (NR/NR) (3M LIBOR + 3.500%)(b)
1,036,000	4.811		08/01/24	1,036,000

				2,206,489

Telecommunications – Wireless – 1.0%
Sprint Communications, Inc. (BB-/Ba2) (1M LIBOR + 2.500%)(b)
2,150,133	3.750		02/02/24	2,151,488

Telecommunications – Wirelines – 3.4%
CenturyLink, Inc. (BBB-/Ba3)
2,000,000	2.750		01/31/25	1,937,000
Frontier Communications Corp. (NR/NR) (1M LIBOR + 3.750%)(b)
4,527,653	4.990		06/15/24	4,292,803
Windstream Corp. (BB-/B1) (1M LIBOR + 4.000%)(b)
857,570	5.240		03/29/21	763,237

				6,993,040

Trading Companies & Distributors(b) – 0.6%
HD Supply Waterworks Ltd. (NR/NR) (6M LIBOR + 3.000%)
1,250,000	4.455		08/01/24	1,251,562

TOTAL BANK LOANS				$48,549,447

Other Secured Debt Obligations – 15.4%
Auto Components(d)(e) – 0.4%
Mclaren Finance PLC (B/(P)B2)
809,000	5.750		08/01/22	830,899

Chemicals(d)(e) – 0.3%
Cornerstone Chemical Co. (B/B2)
605,000	6.750		08/15/24	600,463

Commercial Services(d)(e) – 0.8%
The Hertz Corp. (BB-/B1)
1,567,000	7.625		06/01/22	1,614,010

Consumer Cyclical Services(d) – 0.9%
APX Group, Inc. (B-/B1)
1,782,000	7.875		12/01/22	1,931,242

Containers & Packaging(d)(e) – 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (BB/Ba3)
391,000	4.625		05/15/23	401,753

Health Care – Services(d) – 2.9%
CHS/Community Health Systems, Inc. (B+/Ba3)
2,725,000	6.250		03/31/23	2,690,937
HCA, Inc. (BBB-/Ba1)
1,411,000	5.250		06/15/26	1,520,353
Tenet Healthcare Corp. (BB-/Ba3)(e)
1,815,000	4.625		07/15/24	1,796,850

				6,008,140

Media – Cable(d)(e) – 3.2%
Altice Financing SA (BB-/B1)
1,382,000	6.625		02/15/23	1,464,920

Secured Debt Obligations – (continued)
Media – Cable(d)(e) – (continued)
Altice US Finance I Corp. (BB/Ba3)
1,635,000	5.500		05/15/26	1,720,837
Ziggo Secured Finance BV (BB-/Ba3)
3,472,000	5.500		01/15/27	3,541,440

				6,727,197

Media – Non Cable(d)(e) – 0.9%
Univision Communications, Inc. (BB-/B2)
602,000	5.125		05/15/23	613,287
1,273,000	5.125		02/15/25	1,284,139

				1,897,426

Oil Field Service(d)(e) – 0.7%
Transocean Proteus Ltd. (BB-/NR)
1,335,700	6.250		12/01/24	1,402,485

Pipelines(d)(e) – 3.2%
Cheniere Corpus Christi Holdings LLC (BB-/Ba3)
2,459,000	5.125		06/30/27	2,532,770
Cheniere Energy Partners LP (BB/Ba2)
3,914,000	5.250		10/01/25	4,002,065

				6,534,835

Real Estate Investment Trust(d)(e) – 0.2%
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC (B+/B1)
364,000	6.000		04/15/23	347,620

Retailing(d)(e) – 1.0%
PetSmart, Inc. (B/Ba3)(e)
2,284,000	5.875		06/01/25	1,992,790

Telecommunications – Wireless – 0.7%
Hughes Satellite Systems Corp. (BBB-/Ba2)
1,353,000	5.250		08/01/26	1,407,120

TOTAL OTHER SECURED DEBT OBLIGATIONS				$31,695,980

TOTAL SECURED DEBT OBLIGATIONS
(Cost $80,613,374)				$80,245,427

Unsecured Debt Obligations – 46.2%
Aerospace & Defense – 3.5%
Bombardier, Inc. (B-/B3)(e)
$614,000	6.000	%(d)	10/15/22	$595,580
1,935,000	6.125		01/15/23	1,862,437
578,000	7.500	(d)	03/15/25	577,278
TransDigm, Inc. (B-/B3)(d)
359,000	6.500		05/15/25	369,321
806,000	6.375		06/15/26	826,150
Triumph Group, Inc. (B-/B3)(d)
844,000	4.875		04/01/21	823,955
226,000	5.250		06/01/22	220,350
1,758,000	7.750	(e)	08/15/25	1,845,900

				7,120,971

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Automotive – 7.7%
Adient Global Holdings Ltd. (BB/Ba3)(d)(e)
$2,866,000	4.875%	08/15/26	$2,930,485
Allison Transmission, Inc. (NR/NR)(d)(e)
561,000	4.750	10/01/27	565,208
Cooper-Standard Automotive, Inc. (B+/B2)(d)(e)
2,655,000	5.625	11/15/26	2,711,419
Dana, Inc. (BB/B1)
434,000	6.000	09/15/23	455,700
Delphi Jersey Technologies PLC (BB/B1)(e)
451,000	5.000	10/01/25	457,711
General Motors Financial Co., Inc. (BBB/Baa3)(d)
471,000	5.250	03/01/26	511,297
Navistar International Corp. (CCC+/Caa1)(d)
3,985,000	8.250	11/01/21	3,999,944
Tenneco, Inc. (BB/Ba2)(d)
765,000	5.000	07/15/26	781,256
Tesla, Inc. (B-/B3)(d)(e)
3,482,000	5.300	08/15/25	3,403,655

			15,816,675

Casino & Gaming(e) – 1.0%
CRC Escrow Issuer LLC Co. (B-/NR)
2,122,000	5.250	10/15/25	2,124,639

Chemicals(d)(e) – 0.6%
NOVA Chemicals Corp. (BB+/Ba2)
1,185,000	5.250	08/01/23	1,222,031

Commercial Services(d) – 1.4%
Booz Allen Hamilton, Inc. (B+/B1)(e)
665,000	5.125	05/01/25	670,819
The Hertz Corp. (B-/B3)
741,000	5.875	10/15/20	731,737
1,478,000	7.375	01/15/21	1,481,695

			2,884,251

Computer Hardware(d) – 0.9%
Seagate HDD Cayman (BB+/Baa3)
2,023,000	4.875	06/01/27	1,907,524

Diversified Financial Services – 2.6%
DAE Funding LLC (BB/Ba3)(d)(e)
2,598,000	5.000	08/01/24	2,662,950
Jefferies Finance LLC/JFIN Co-Issuer Corp. (B/B1)(d)(e)
227,000	6.875	04/15/22	227,567
1,078,000	7.250	08/15/24	1,079,347
Navient Corp. (B+/Ba3)
485,000	8.000	03/25/20	535,791
182,000	5.000	10/26/20	187,188
662,000	6.625	07/26/21	709,630

			5,402,473

Electrical(d)(e) – 0.4%
Talen Energy Supply LLC (B+/B1)
944,000	9.500	07/15/22	873,200

Entertainment(d) – 0.4%
Cinemark USA, Inc. (BB/B2)
406,000	4.875	06/01/23	410,060

Unsecured Debt Obligations – (continued)
Entertainment(d) – (continued)
Lions Gate Entertainment Corp. (B-/B2)(e)
493,000	5.875	11/01/24	516,418

			926,478

Food & Drug Retailing(d)(e) – 4.8%
Dean Foods Co. (BB/B2)
2,254,000	6.500	03/15/23	2,287,810
FAGE International SA/FAGE USA Dairy Industry, Inc. (BB-/B1)
2,357,000	5.625	08/15/26	2,445,387
Pilgrim’s Pride Corp. (NR/B1)
441,000	5.875	09/30/27	450,923
Pilgrim’s Pride Corp. (BB-/B1)
264,000	5.750	03/15/25	272,250
Rite Aid Corp. (B-/B3)
4,515,000	6.125	04/01/23	4,390,837

			9,847,207

Home Builders(d) – 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co. (B-/Caa1)(e)
626,000	6.750	08/01/25	616,610
AV Homes, Inc. (B-/B3)
927,000	6.625	05/15/22	950,175
M/I Homes, Inc. (BB-/B1)(e)
348,000	5.625	08/01/25	354,960
The New Home Co., Inc. (B-/B3)
494,000	7.250	04/01/22	510,055

			2,431,800

Machinery – Construction & Mining(d)(e) – 0.6%
Terex Corp. (BB/B2)
1,172,000	5.625	02/01/25	1,229,135

Media(d) – 3.6%
AMC Networks, Inc. (BB/Ba3)
1,594,000	4.750	08/01/25	1,603,963
CBS Radio, Inc. (B-/B3)(e)
460,000	7.250	11/01/24	489,900
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(e)
3,414,000	5.750	02/15/26	3,580,432
Cengage Learning, Inc. (CCC+/Caa2)(e)
370,000	9.500	06/15/24	319,125
Sirius XM Radio, Inc. (BB/Ba3)(e)
900,000	5.375	04/15/25	951,750
Videotron Ltd. (BB/Ba2)(e)
377,000	5.125	04/15/27	392,080

			7,337,250

Oil & Gas(d) – 3.8%
Covey Park Energy LLC/Covey Park Finance Corp. (B/B3)(e)
471,000	7.500	05/15/25	492,784
CrownRock LP/CrownRock Finance, Inc. (B+/B3)(e)
1,826,000	7.125	04/15/21	1,885,345
Extraction Oil & Gas, Inc. (B/B3)(e)
763,000	7.375	05/15/24	795,427

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Oil & Gas(d) – (continued)
Gulfport Energy Corp. (B+/B2)
$2,158,000	6.625%	05/01/23	$2,201,160
862,000	6.375	05/15/25	872,775
QEP Resources, Inc. (BB+/Ba3)
467,000	5.250	05/01/23	454,158
Seven Generations Energy Ltd. (B+/Ba3)(e)
1,270,000	5.375	09/30/25	1,279,525

			7,981,174

Oil & Gas Services(d) – 5.2%
Rowan Cos., Inc. (B+/B2)
435,000	4.875	06/01/22	406,725
SESI LLC (BB-/B3)
1,406,000	7.125	12/15/21	1,437,635
1,313,000	7.750 (e)	09/15/24	1,368,803
Transocean, Inc. (B/Caa1)
819,000	5.800	10/15/22	804,667
Trinidad Drilling Ltd. (BB-/Caa1)(e)
415,000	6.625	02/15/25	388,544
Weatherford International Ltd. (B/Caa1)
3,861,000	7.750	06/15/21	4,015,440
1,899,000	4.500	04/15/22	1,761,322
545,000	8.250	06/15/23	561,350

			10,744,486

Pharmaceuticals(d)(e) – 0.8%
Concordia International Corp. (C/Ca)
955,000	7.000	04/15/23	162,350
Valeant Pharmaceuticals International, Inc. (B-/Caa1)
1,388,000	6.375	10/15/20	1,391,470

			1,553,820

Pipelines(d)(e) – 1.5%
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB+/Ba3)
1,843,000	5.500	09/15/24	1,893,683
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB+/Ba3)
1,290,000	5.500	01/15/28	1,309,350

			3,203,033

Real Estate Investment Trust – 1.6%
iStar, Inc. (BB-/B1)(d)
834,000	5.250	09/15/22	845,467
SBA Communications Corp. (B+/NR)(e)
435,000	4.000	10/01/22	437,175
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC (CCC+/Caa1)(d)(e)
2,326,000	7.125	12/15/24	1,977,100

			3,259,742

Retailing(d) – 0.4%
PetSmart, Inc. (CCC+/B3)(e)
1,032,000	8.875	06/01/25	820,440

Unsecured Debt Obligations – (continued)
Software(d) – 0.5%
Donnelley Financial Solutions, Inc. (B/B3)
896,000	8.250	10/15/24	959,840

Telecommunication Services – 3.5%
Frontier Communications Corp. (B/B2)
830,000	8.500	04/15/20	805,100
Inmarsat Finance PLC (BB+/Ba2)(d)(e)
1,404,000	4.875	05/15/22	1,434,011
604,000	6.500	10/01/24	651,741
Intelsat Jackson Holdings SA (CCC+/Caa2)(d)(e)
611,000	9.750	07/15/25	620,165
ViaSat, Inc. (BB-/NR)(d)(e)
3,669,000	5.625	09/15/25	3,691,931

			7,202,948

Utilities(d) – 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp. (BB-/B1)
488,000	5.500	06/01/24	486,780

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $95,937,526)			$95,335,897

U.S. Treasury Obligation(f) – 2.4%
United States Treasury Bill
$5,000,000	0.000%	11/02/17	$4,995,800
(Cost $4,996,530)

Shares	Description	Value
Common Stock* – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
1,141,924	Prairie Provident Resources, Inc.	$360,860
(Cost $2,946,424)

Units	Expiration Date	Value
Warrant(c) – 0.0%
Jack Cooper Enterprises, Inc. (NR/NR)
1,734	10/29/17	$8,670

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Shares	Distribution Rate	Value
Investment Company(g) – 9.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
20,359,346	0.914%	$20,359,346
(Cost $20,359,346)

TOTAL INVESTMENTS – 97.6%
(Cost $204,853,200)		$201,306,000

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%		4,863,067

NET ASSETS – 100.0%		$206,169,067

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on September 30, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Interest rate disclosed is that which is in effect on September 30, 2017.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $86,854,014, which represents approximately 42.1% of net assets as of September 30, 2017 and are unaudited.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250%	3M LIBOR	12/20/20	$1,910	$(19,001)	$(28,055)	$9,054
2.000(b)	3M LIBOR(c)	03/21/25	17,586	267,749	150,395	117,354
TOTAL					$122,340	$126,408

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(b)	Payments made semi-annually.
(c)	Payments made quarterly.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2017(b)	Termination Date	Notional Amount (000s)	Market Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:

CDX.NA.HY Index 28	(1.000)%	3.135%	06/20/22	$110,000	$(8,640,571)	$(7,892,458)	$(748,113)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviation:
CDX.NA.HY Index 28	—CDX North America High Yield Index 28

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MACRO FUND

Consolidated Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Sovereign Debt Obligations – 36.4%
Argentinian Peso – 3.4%
Republic of Argentina
	(Argentina Deposit Rates + 3.000%)(a)
ARS	835,000	23.662%		10/09/17	$48,037
	(Argentina Deposit Rates + 2.750%)
	4,010,000	22.838	(a)	03/01/18	230,816
	600,000	22.750		03/05/18	34,392
	(Argentina Deposit Rates + 2.500%)(a)
	230,000	22.710		03/11/19	13,380
	(Argentina Deposit Rates + 3.250%)
	875,000	23.338	(a)	03/01/20	51,857
	7,635,000	26.250	(a)	06/21/20	463,485
	50,000	18.200		10/03/21	2,974
	180,000	16.000		10/17/23	10,800
	70,000	15.500		10/17/26	4,300

					860,041

Brazilian Real – 0.2%
	Brazil Notas do Tesouro Nacional
BRL	126,296	6.000		08/15/50	44,882

Dominican Peso – 0.6%
	Dominican Republic
DOP	6,700,000	11.375		07/06/29	146,036

Hungarian Forint – 2.0%
	Hungary Government Bond
HUF	26,580,000	3.000		06/26/24	107,623
	102,510,000	2.750		12/22/26	396,287

					503,910

Japanese Yen – 18.8%
	Japan Treasury Discount Bill(b)
JPY	257,000,000	0.000		12/18/17	2,284,565
	Japanese Government CPI Linked Bond
	265,111,300	0.100		03/10/26	2,451,440

					4,736,005

Mexican Peso – 0.7%
	United Mexican States
MXN	3,006,300	8.000		11/07/47	179,895

Russian Ruble – 5.6%
	Russian Federation Bond
RUB	21,010,000	7.750		09/16/26	371,237
	60,640,000	7.700		03/23/33	1,051,667

					1,422,904

South African Rand – 5.1%
	Republic of South Africa
ZAR	1,610,000	8.000		01/31/30	109,191
	1,540,000	6.250		03/31/36	81,952
	12,940,000	8.500		01/31/37	860,432
	1,630,000	9.000		01/31/40	112,000
	740,000	8.750		01/31/44	49,376
	1,320,000	8.750		02/28/48	88,181

					1,301,132

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $9,065,273)				$9,194,805

Mortgage-Backed Obligations – 8.8%
Collateralized Mortgage Obligations – 8.8%
Interest Only – 8.8%
	FHLMC REMIC Series 4416, Class DS (-1x1M LIBOR + 6.100%)(a)
	$1,353,754	4.873%		12/15/44	$246,174
	FHLMC REMIC Series 4431, Class ST (-1x1M LIBOR + 6.100%)(a)
	755,238	4.873		01/15/45	150,499
	FHLMC STRIPS Series 304, Class C45
	385,986	3.000		12/15/27	35,533
	FNMA REMIC Series 2013-96, Class SW (-1x1M LIBOR + 6.100%)(a)
	369,548	4.866		09/25/43	59,606
	FNMA REMIC Series 2014-19, Class MS (-1x1M LIBOR + 6.600%)(a)
	342,934	5.366		11/25/39	37,326
	FNMA REMIC Series 2015-20, Class ES (-1x1M LIBOR + 6.150%)(a)
	741,190	4.916		04/25/45	150,969
	FNMA REMIC Series 2015-22, Class DS (-1x1M LIBOR + 6.200%)(a)
	718,666	4.963		04/25/45	148,736
	FNMA REMIC Series 2015-79, Class SA (-1x1M LIBOR + 6.250%)(a)
	572,401	5.016		11/25/45	95,993
	FNMA REMIC Series 2015-86, Class BS (-1x1M LIBOR + 5.700%)(a)
	327,023	4.463		11/25/45	46,682
	GNMA REMIC Series 2010-1, Class SD (-1x1M LIBOR + 5.790%)(a)
	85,716	4.554		01/20/40	13,585
	GNMA REMIC Series 2010-31, Class SA (-1x1M LIBOR + 5.750%)(a)
	551,661	4.514		03/20/40	81,402
	GNMA REMIC Series 2010-37, Class SG (-1x1M LIBOR + 5.700%)(a)
	385,851	4.464		03/20/40	56,551
	GNMA REMIC Series 2010-85, Class SN (-1x1M LIBOR + 5.940%)(a)
	321,107	4.704		07/20/40	58,804
	GNMA REMIC Series 2010-90, Class ES (-1x1M LIBOR + 5.950%)(a)
	204,271	4.714		07/20/40	32,077
	GNMA REMIC Series 2013-113, Class SA (-1x1M LIBOR + 6.700%)(a)
	345,840	5.464		08/20/43	64,128
	GNMA REMIC Series 2013-134, Class DS (-1x1M LIBOR + 6.100%)(a)
	188,448	4.864		09/20/43	30,423
	GNMA REMIC Series 2013-183, Class NI
	657,515	4.500		10/20/42	79,550
	GNMA REMIC Series 2014-41, Class SA (-1x1M LIBOR + 6.100%)(a)
	223,169	4.864		03/20/44	36,897
	GNMA REMIC Series 2015-111, Class SM (-1x1M LIBOR + 6.200%)(a)
	565,606	4.964		08/20/45	93,282
	GNMA REMIC Series 2015-112, Class SB (-1x1M LIBOR + 5.740%)(a)
	543,059	4.504		08/20/45	79,247

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS STRATEGIC MACRO FUND

Consolidated Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only – (continued)
GNMA REMIC Series 2015-123, Class SE (-1x1M LIBOR + 5.720%)(a)
$547,933	4.484%	09/20/45	$79,616
GNMA REMIC Series 2015-141, Class HS (-1x1M LIBOR + 6.200%)(a)
248,245	4.964%	10/20/45	41,173
GNMA REMIC Series 2015-142, Class SA (-1x1M LIBOR + 5.720%)(a)
683,422	4.484	10/20/45	99,303
GNMA REMIC Series 2015-168, Class SD (-1x1M LIBOR + 6.200%)(a)
290,485	4.964	11/20/45	47,199
GNMA REMIC Series 2015-63, Class IY
792,105	4.000	05/20/45	130,735
GNMA REMIC Series 2015-95, Class GI
592,499	4.500	07/16/45	125,511
GNMA REMIC Series 2016-6, Class S (-1x1M LIBOR + 5.650%)(a)
613,947	4.414	01/20/46	89,225

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $2,203,382)			$2,210,226

U.S. Treasury Obligations – 26.9%
United States Treasury Bond
$100,000	3.000%	05/15/47	$102,917
United States Treasury Inflation Indexed Bonds
723,457	0.250	01/15/25	716,715
516,125	0.375	07/15/25	516,553
2,946,429	0.625	01/15/26	2,987,679
50,704	0.875	02/15/47	50,017
United States Treasury Strip Coupon(b)
1,000,000	0.000	05/15/35	615,940
2,600,000	0.000	11/15/35	1,576,042
400,000	0.000	08/15/36	236,624

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $7,095,119)			$6,802,487

Shares	Distribution Rate	Value
Investment Company(c) – 20.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,183,338	0.927%	$5,183,338
(Cost $5,183,338)

TOTAL INVESTMENTS – 92.6%
(Cost $23,547,112)		$23,390,856

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.4%		1,864,206

NET ASSETS – 100.0%		$25,255,062

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect on September 30, 2017.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Represents an Affiliated Issuer.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MACRO FUND

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
BUBOR	—Budapest Interbank Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
HIBOR	—Hong Kong Interbank Offered Rate
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MIBOR	—MIBOR – Mumbai Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
OTC	—Over the Counter
PLC	—Public Limited Company
PRIBOR	—Prague Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
SHIBOR	—Shanghai Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA	ARS	1,355,995	USD	77,477	$78,061	10/06/17	$584
	ARS	3,780,218	USD	214,207	217,117	10/10/17	2,910
	ARS	475,294	USD	27,206	27,283	10/11/17	77
	ARS	240,968	USD	13,781	13,824	10/12/17	43
	ARS	1,196,175	USD	68,108	68,115	10/25/17	8
	ARS	942,818	USD	52,669	53,536	10/30/17	866
	ARS	996,302	USD	55,890	56,511	11/02/17	621
	ARS	1,195,348	USD	67,181	67,615	11/07/17	434
	ARS	1,209,480	USD	68,140	68,377	11/08/17	238
	ARS	362,805	USD	20,405	20,455	11/13/17	50
	ARS	850,217	USD	47,711	47,831	11/17/17	120
	AUD	248,543	USD	194,366	194,772	12/20/17	407
	BRL	8,007,525	USD	2,523,048	2,527,178	10/03/17	4,129
	BRL	3,660,342	USD	1,141,800	1,150,242	11/03/17	8,442
	CAD	36,559	AUD	37,000	29,316	12/20/17	320
	CAD	41,661	USD	33,402	33,406	12/20/17	5
	CHF	439,094	EUR	381,542	455,996	12/20/17	2,967
	CNH	1,959,553	USD	292,626	293,379	12/20/17	752

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS STRATEGIC MACRO FUND

Consolidated Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (continued)	CZK	25,016,451	EUR	948,254	$1,138,172	10/03/17	$17,247
	CZK	8,410,689	EUR	315,000	383,401	11/09/17	10,306
	CZK	12,541,592	EUR	468,872	572,084	11/21/17	16,376
	CZK	8,634,017	EUR	327,835	393,862	11/22/17	5,291
	CZK	7,706,721	EUR	296,014	352,523	12/20/17	1,048
	CZK	14,729,432	EUR	552,274	674,652	01/03/18	18,351
	CZK	872,683	USD	39,674	39,736	10/18/17	62
	EGP	170,088	USD	9,269	9,556	11/03/17	286
	EGP	530,700	USD	29,000	29,761	11/09/17	761
	EGP	627,802	USD	30,850	34,809	12/19/17	3,959
	EGP	189,454	USD	9,221	10,496	12/22/17	1,275
	EGP	465,980	USD	23,299	25,697	01/09/18	2,398
	EGP	503,208	USD	24,547	27,635	01/24/18	3,089
	EGP	633,149	USD	30,885	34,714	01/30/18	3,829
	EGP	599,175	USD	31,669	32,842	01/31/18	1,174
	EGP	598,982	USD	29,726	32,769	02/07/18	3,043
	EUR	65,000	CHF	74,194	77,178	12/20/17	128
	EUR	32,714	GBP	28,868	38,843	12/20/17	61
	EUR	63,000	HUF	19,533,579	74,804	12/20/17	431
	EUR	256,000	NOK	2,386,086	303,964	12/20/17	3,808
	EUR	91,487	PLN	392,916	108,627	12/20/17	925
	EUR	83,000	SEK	789,279	98,551	12/20/17	1,171
	EUR	3,655,753	USD	4,313,094	4,323,572	10/12/17	10,478
	EUR	495,365	USD	585,875	588,175	12/20/17	2,301
	GBP	226,182	EUR	252,523	303,854	12/20/17	4,018
	GBP	57,000	JPY	8,565,675	76,574	12/20/17	139
	GBP	3,413,054	USD	4,579,124	4,580,064	11/16/17	940
	GBP	186,141	USD	247,939	250,063	12/20/17	2,124
	HKD	1,586,100	USD	203,009	203,059	10/03/17	50
	HKD	13,054,103	USD	1,674,264	1,674,551	12/20/17	287
	HKD	4,539,678	USD	583,000	583,489	03/27/18	489
	IDR	2,109,659,415	USD	155,174	156,185	11/02/17	1,012
	IDR	3,088,119,119	USD	226,236	227,405	12/20/17	1,169
	IDR	1,957,386,304	USD	143,032	144,122	12/21/17	1,091
	INR	3,022,117	USD	46,000	46,040	11/03/17	40
	INR	9,404,138	USD	141,902	142,171	01/12/18	269
	JPY	8,450,851	EUR	63,000	75,411	12/20/17	607
	JPY	67,634,369	USD	603,300	603,533	12/20/17	233
	KRW	63,992,552	USD	55,889	55,893	10/12/17	4
	KRW	16,109,178	USD	14,069	14,071	10/25/17	3
	NZD	203,158	USD	146,340	146,509	12/20/17	169
	PHP	7,508,100	USD	146,365	147,591	10/05/17	1,226
	PHP	3,544,894	USD	69,212	69,630	10/10/17	418
	PHP	3,949,798	USD	77,341	77,536	10/19/17	195
	PHP	15,722,168	USD	306,535	308,060	11/14/17	1,526
	PLN	281,568	EUR	65,000	77,181	12/20/17	3
	PLN	205,939	HUF	14,769,245	56,450	12/20/17	218
	RUB	69,145,473	USD	1,137,261	1,196,565	10/13/17	59,304
	RUB	24,800,225	USD	422,000	424,473	12/14/17	2,473
	SEK	1,611,685	EUR	167,030	198,845	12/20/17	521
	SGD	42,062	USD	31,000	31,037	12/20/17	37
	TRY	556,898	USD	152,023	152,649	12/20/17	626

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MACRO FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (continued)	TWD	9,634,154	USD	315,553	$317,325	10/20/17	$1,772
	TWD	2,945,679	USD	96,915	97,052	10/26/17	137
	USD	678,238	AUD	847,693	664,606	11/08/17	13,632
	USD	1,790,710	AUD	2,238,499	1,754,208	12/20/17	36,504
	USD	304,000	BRL	955,869	301,672	10/03/17	2,328
	USD	36,435	BRL	115,880	36,415	11/03/17	20
	USD	1,855,689	BRL	5,928,000	1,855,147	12/04/17	542
	USD	145,339	CAD	180,000	144,296	11/06/17	1,043
	USD	857,982	CAD	1,058,721	848,950	12/20/17	9,033
	USD	103,219	CHF	99,162	102,527	10/18/17	691
	USD	75,000	CHF	71,792	74,556	12/20/17	444
	USD	75,000	CLP	46,340,475	72,387	10/12/17	2,613
	USD	74,171	CLP	46,414,881	72,496	10/16/17	1,675
	USD	566,551	CNH	3,745,771	560,809	12/20/17	5,743
	USD	75,000	COP	219,270,750	74,415	10/25/17	585
	USD	925,632	CZK	20,066,587	912,968	10/03/17	12,664
	USD	889,045	EUR	751,350	888,898	10/18/17	147
	USD	2,003,895	EUR	1,670,242	1,983,177	12/20/17	20,718
	USD	371,476	GBP	275,119	369,598	12/20/17	1,878
	USD	774,206	HKD	5,998,242	767,919	10/03/17	6,287
	USD	1,472,825	HKD	11,424,697	1,462,911	10/10/17	9,914
	USD	80,345	HKD	626,284	80,258	11/08/17	87
	USD	1,432,683	HKD	11,084,498	1,424,700	03/27/18	7,983
	USD	695,000	HKD	5,383,585	692,479	05/11/18	2,521
	USD	154,000	HKD	1,194,613	153,927	09/19/18	73
	USD	487,259	HUF	128,197,760	487,029	11/14/17	230
	USD	170,590	IDR	2,256,076,926	167,352	10/10/17	3,239
	USD	508,387	IDR	6,814,290,400	505,208	10/16/17	3,178
	USD	226,000	IDR	3,003,137,720	222,613	10/18/17	3,387
	USD	73,513	INR	4,804,050	73,466	10/05/17	47
	USD	170,483	INR	10,918,227	166,828	10/10/17	3,655
	USD	1,597,633	INR	102,557,112	1,565,383	10/18/17	32,250
	USD	150,681	INR	9,787,455	149,253	10/25/17	1,429
	USD	3,468,225	JPY	379,949,299	3,380,829	10/25/17	87,397
	USD	352,718	JPY	38,876,319	346,911	12/20/17	5,807
	USD	244,582	KRW	278,945,631	243,571	10/02/17	1,011
	USD	451,371	KRW	512,396,649	447,535	10/10/17	3,836
	USD	305,883	KRW	345,919,968	302,135	10/12/17	3,748
	USD	106,279	KRW	120,436,066	105,200	10/25/17	1,079
	USD	516,854	KRW	589,687,280	515,161	11/10/17	1,694
	USD	263,375	MXN	4,720,000	258,929	10/06/17	4,446
	USD	601,599	MXN	10,862,214	588,802	12/20/17	12,798
	USD	207,821	NOK	1,621,002	203,617	10/19/17	4,204
	USD	510,884	NZD	700,000	505,213	11/08/17	5,671
	USD	420,644	NZD	579,000	417,549	12/20/17	3,095
	USD	66,531	PHP	3,383,664	66,463	10/10/17	68
	USD	152,000	PHP	7,714,747	151,370	10/26/17	630
	USD	31,000	PHP	1,577,726	30,943	11/02/17	57
	USD	462,427	PLN	1,654,932	453,513	10/18/17	8,914
	USD	284,742	RUB	16,566,440	283,546	12/14/17	1,196
	USD	1,180,097	SEK	9,371,619	1,151,854	10/19/17	28,243
	USD	428,696	SGD	575,946	424,983	12/20/17	3,713
	USD	76,000	THB	2,532,515	75,943	10/11/17	57

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS STRATEGIC MACRO FUND

Consolidated Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (continued)	USD	588,309	TRY	2,114,530	$579,607	12/20/17	$8,702
	USD	198,871	TWD	5,940,277	195,790	10/02/17	3,080
	USD	30,000	TWD	899,550	29,627	10/19/17	373
	USD	1,763,190	TWD	53,218,154	1,752,875	10/20/17	10,316
	USD	400,091	TWD	12,054,364	397,100	10/23/17	2,992
	USD	441,830	TWD	13,345,469	439,697	10/26/17	2,133
	USD	36,980	TWD	1,120,887	36,938	10/31/17	42
	USD	671,055	TWD	20,059,091	661,390	11/10/17	9,664
	USD	899,756	ZAR	12,103,152	887,452	11/14/17	12,304
	USD	36,104	ZAR	494,775	36,071	12/20/17	32
	ZAR	3,152,405	USD	229,000	229,824	12/20/17	816
TOTAL							$624,529

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA	AUD	94,000	NZD	103,416	$73,663	12/20/17	$(916)
	AUD	876,892	USD	701,612	687,499	11/08/17	(14,114)
	AUD	1,534,768	USD	1,217,495	1,202,724	12/20/17	(14,765)
	BRL	3,126,237	USD	995,475	986,641	10/03/17	(8,836)
	BRL	4,830,000	USD	1,522,588	1,517,802	11/03/17	(4,787)
	BRL	1,081,315	USD	338,471	338,394	12/04/17	(77)
	CAD	501,038	USD	404,557	401,654	11/06/17	(2,903)
	CAD	1,362,310	USD	1,114,035	1,092,386	12/20/17	(21,650)
	CHF	109,000	USD	113,459	112,699	10/18/17	(760)
	CNH	3,872,470	USD	586,156	579,777	12/20/17	(6,379)
	CNY	1,026,104	USD	155,559	154,123	10/26/17	(1,436)
	CNY	953,788	USD	143,914	142,749	12/14/17	(1,165)
	COP	404,549,174	USD	139,082	137,294	10/25/17	(1,789)
	EGP	420,264	USD	24,721	23,610	11/03/17	(1,111)
	EUR	372,306	CHF	428,082	442,062	12/20/17	(2,497)
	EUR	190,233	CZK	4,949,864	224,873	10/03/17	(330)
	EUR	439,446	GBP	391,498	521,782	12/20/17	(4,160)
	EUR	63,799	USD	76,555	75,454	10/12/17	(1,101)
	EUR	503,384	USD	603,765	597,697	12/20/17	(6,067)
	GBP	558,198	EUR	632,000	749,888	12/20/17	(523)
	GBP	715,058	USD	972,458	960,615	12/20/17	(11,843)
	HKD	4,412,142	USD	566,238	564,861	10/03/17	(1,377)
	HUF	20,245,680	EUR	65,000	77,084	12/20/17	(95)
	HUF	97,326,899	USD	383,252	370,563	12/20/17	(12,689)
	IDR	5,045,505,423	USD	377,241	374,432	10/05/17	(2,808)
	IDR	3,135,312,936	USD	234,973	232,573	10/10/17	(2,400)
	IDR	5,898,993,201	USD	439,523	437,349	10/16/17	(2,174)
	IDR	1,691,323,886	USD	126,798	125,285	10/26/17	(1,513)
	IDR	2,063,637,990	USD	153,000	152,811	10/31/17	(189)
	IDR	6,525,766,533	USD	484,467	482,410	11/16/17	(2,057)
	INR	14,208,188	USD	221,645	217,279	10/05/17	(4,366)
	INR	52,261,084	USD	811,972	798,537	10/10/17	(13,435)
	INR	86,318,549	USD	1,337,101	1,317,525	10/18/17	(19,575)
	INR	31,213,085	USD	479,243	475,980	10/25/17	(3,263)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MACRO FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (continued)	INR	31,238,332	USD	479,429	$476,301	10/26/17	$(3,128)
	INR	4,804,050	USD	73,238	73,187	11/03/17	(51)
	JPY	8,536,612	EUR	64,662	76,176	12/20/17	(601)
	JPY	4,318,162	GBP	29,584	38,533	12/20/17	(1,210)
	JPY	109,534,000	USD	1,000,036	974,645	10/25/17	(25,391)
	JPY	79,397,867	USD	721,242	708,504	12/20/17	(12,739)
	KRW	278,945,631	USD	248,163	243,570	10/02/17	(4,593)
	KRW	512,396,649	USD	454,643	447,536	10/10/17	(7,107)
	KRW	281,927,416	USD	249,498	246,243	10/12/17	(3,255)
	KRW	440,928,339	USD	388,360	385,147	10/25/17	(3,213)
	KRW	257,019,046	USD	227,186	224,536	11/10/17	(2,650)
	KRW	707,703,455	USD	623,664	618,348	11/22/17	(5,315)
	MXN	1,583,438	USD	88,356	86,864	10/06/17	(1,491)
	MXN	21,085,596	USD	1,168,012	1,142,976	12/20/17	(25,038)
	NOK	7,975,721	EUR	851,071	1,003,304	12/20/17	(7,222)
	NOK	376,533	GBP	35,490	47,366	12/20/17	(312)
	NOK	1,721,000	USD	220,641	216,178	10/19/17	(4,463)
	NOK	541,558	USD	69,347	68,126	12/20/17	(1,221)
	NZD	103,333	EUR	63,000	74,519	12/20/17	(285)
	NZD	673,093	USD	491,247	485,794	11/08/17	(5,453)
	NZD	1,241,579	USD	902,431	895,374	12/20/17	(7,059)
	PEN	246,791	USD	76,000	75,585	10/05/17	(415)
	PEN	489,202	USD	151,000	149,804	10/10/17	(1,196)
	PEN	492,879	USD	151,097	150,473	12/14/17	(624)
	PLN	5,318,528	EUR	1,244,923	1,457,873	12/20/17	(20,298)
	PLN	1,578,824	USD	441,160	432,656	10/18/17	(8,504)
	PLN	2,550,946	USD	718,327	699,245	12/20/17	(19,081)
	RUB	66,243,408	USD	1,137,252	1,133,801	12/14/17	(3,450)
	SEK	22,343,428	EUR	2,340,686	2,756,673	12/20/17	(22,564)
	SEK	9,300,098	USD	1,171,151	1,143,063	10/19/17	(28,089)
	SEK	486,287	USD	60,957	59,997	12/20/17	(960)
	SGD	540,108	USD	401,429	398,538	12/20/17	(2,891)
	THB	2,480,100	USD	75,000	74,371	10/11/17	(629)
	TRY	2,432,633	USD	687,547	666,799	12/20/17	(20,749)
	TWD	8,021,865	USD	266,897	264,399	10/02/17	(2,498)
	TWD	2,281,140	USD	76,000	75,126	10/05/17	(874)
	TWD	35,082,191	USD	1,161,229	1,155,520	10/20/17	(5,708)
	TWD	3,762,060	USD	124,995	123,931	10/23/17	(1,064)
	TWD	6,861,454	USD	226,701	226,067	10/26/17	(634)
	USD	104,652	ARS	1,867,000	107,231	10/10/17	(2,579)
	USD	141,253	AUD	180,764	141,656	12/20/17	(403)
	USD	3,100,672	BRL	10,177,894	3,212,148	10/03/17	(111,476)
	USD	76,000	BRL	243,429	76,496	11/03/17	(496)
	USD	75,000	CHF	72,494	75,284	12/20/17	(284)
	USD	33,632	CNH	225,251	33,724	12/20/17	(92)
	USD	196,542	CNY	1,313,337	197,036	11/10/17	(494)
	USD	61,000	COP	180,126,717	61,089	10/31/17	(89)
	USD	4,408,652	EUR	3,736,993	4,419,653	10/12/17	(11,001)
	USD	296,472	EUR	250,258	297,144	12/20/17	(672)
	USD	4,671,498	GBP	3,481,905	4,672,456	11/16/17	(958)
	USD	437,412	GBP	328,762	441,662	12/20/17	(4,251)
	USD	372,784	IDR	5,045,505,423	374,433	10/05/17	(1,649)
	USD	143,597	INR	9,404,138	143,813	10/05/17	(216)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS STRATEGIC MACRO FUND

Consolidated Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (continued)	USD	77,000	INR	5,055,474	$77,083	10/26/17	$(83)
	USD	198,003	INR	13,071,015	199,129	11/03/17	(1,126)
	USD	2,281,590	JPY	257,086,095	2,293,791	12/18/17	(12,201)
	USD	370,685	JPY	41,683,781	371,964	12/20/17	(1,279)
	USD	374,901	KRW	430,579,493	376,161	11/10/17	(1,260)
	USD	55,911	KRW	63,992,552	55,913	11/22/17	(2)
	USD	149,352	NZD	208,052	150,039	12/20/17	(687)
	USD	75,000	PHP	3,840,874	75,397	10/19/17	(397)
	USD	75,000	PHP	3,832,913	75,236	10/20/17	(236)
	USD	76,000	PHP	3,884,629	76,220	10/26/17	(220)
	USD	2,506,802	RUB	151,153,965	2,615,725	10/13/17	(108,923)
	USD	455,674	RUB	26,839,695	459,380	12/14/17	(3,706)
	USD	381,687	SGD	519,821	383,570	12/20/17	(1,883)
	USD	46,000	TRY	167,840	46,006	12/20/17	(6)
	USD	68,609	TWD	2,081,589	68,609	10/02/17	—
	USD	74,964	TWD	2,281,140	75,126	10/05/17	(163)
	USD	315,053	TWD	9,620,767	316,884	10/20/17	(1,831)
	USD	160,901	TWD	4,895,150	161,314	10/31/17	(413)
	ZAR	10,649,528	USD	803,505	776,396	12/20/17	(27,110)
TOTAL							$(731,361)

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Primary Aluminum	7	12/18/17	$367,413	$8,653
Zinc	4	12/18/17	316,600	21,595
10 Year German Euro-Bund	4	12/07/17	761,191	(4,722)
10 Year U.S. Treasury Notes	190	12/19/17	23,809,375	(257,096)
TOTAL				$(231,570)
Short position contracts:
Eurodollars	(30)	12/17/18	(7,360,125)	(3,419)
Italian 10 Year Government Bonds	(6)	12/07/17	(957,056)	1,763
Japan 10 Year Government Bonds	(1)	12/13/17	(1,336,148)	6,484
Primary Aluminum	(7)	12/18/17	(367,412)	(10,028)
S&P 500 E-Mini Index	(14)	12/15/17	(1,761,270)	(38,560)
Ultra Long U.S. Treasury Bonds	(3)	12/19/17	(495,375)	4,721
Ultra 10 Year U.S. Treasury Notes	(13)	12/19/17	(1,746,266)	20,454
Zinc	(4)	12/18/17	(316,600)	(25,505)
2 Year U.S. Treasury Notes	(27)	12/29/17	(5,823,984)	12,954
5 Year U.S. Treasury Notes	(242)	12/29/17	(28,435,000)	187,387
20 Year U.S. Treasury Bonds	(44)	12/19/17	(6,723,750)	99,543
TOTAL				$255,794
TOTAL FUTURES CONTRACTS				$24,224

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MACRO FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)			Market Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M BID Avg(a)	11.830%	BoA Securities LLC	01/02/18	BRL	6,660		$32,370	$—	$32,370
3M SHIBOR(b)	4.000	BoA Securities LLC	06/21/22	CNY	3,180		4,856	(1,650)	6,506
1M BID Avg(c)	11.340	Citibank NA	01/02/19	BRL	1,880		23,681	—	23,681
Colombia IBR Overnight IB(b)	6.665	Citibank NA	08/04/19	COP	1,113,460		13,636	—	13,636
1M BID Avg(a)	11.120	CS International (London)	01/02/18	BRL	1,370		(15,507)	—	(15,507)
	11.150	Deutsche Bank AG	01/02/18		1,220		(13,445)	—	(13,445)
	11.450	Deutsche Bank AG	01/02/18		1,520		(12,200)	—	(12,200)
1M BID Avg(c)	11.345	Deutsche Bank AG	01/02/19		1,680		21,665	—	21,665
5.340%(b)	Colombia IBR Overnight IB	Deutsche Bank AG	09/24/19	COP	709,695		(2,427)	—	(2,427)
6.960(b)	Colombia IBR Overnight IB	Deutsche Bank AG	11/17/26		422,480		(9,970)	—	(9,970)
1M BID Avg	12.480	JPMorgan Securities, Inc.	01/02/20	BRL	3,485		83,016	—	83,016
15.568(c)	1M BID Avg	JPMorgan Securities, Inc.	01/04/21		8,930		(483,541)	—	(483,541)
6.250(e)	6M MIBOR	JPMorgan Securities, Inc.	12/20/22	INR	28,850	(d)	488	(1,033)	1,521
1M BID Avg(a)	13.760	JPMorgan Securities, Inc.	01/02/23	BRL	1,690		72,588	—	72,588
1M BID Avg(c)	15.470	JPMorgan Securities, Inc.	01/02/23		2,215		132,847	—	132,847
TOTAL								$(2,683)	$(149,260)

(a)	Payments made monthly.
(b)	Payments made quarterly.
(c)	Payments made at maturity.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(e)	Payments made semi-annually.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M CDOR(a)	0.833%	10/25/17	CAD	15,220		$(2,922)	$34	$(2,956)
6M BP(b)	0.297	12/14/17	GBP	48,910	(c)	(5,624)	327	(5,951)
1.655%	3M LIBOR	04/14/18	USD	700		5,199	1	5,197
1.860(b)	6M BUBOR(d)	06/09/18	HUF	130,750		(5,933)	1	(8,469)
3M STIBOR(e)	0.050	06/15/18	SEK	43,780		9,695	(37,144)	47,738
3M STIBOR(b)	0.330(e)	09/15/18		17,680		1,773	(83,917)	85,690
0.330(e)	3M STIBOR(b)	09/15/18		17,680		—	(20)	111
6M CHFOR	0.554	03/29/19	CHF	5,830	(c)	42	(128,351)	128,392
1.826	3M LIBOR	05/11/19	USD	4,210	(c)	(896)	(866)	(29)
3M STIBOR(e)	0.100(b)	06/29/19	SEK	30,360	(c)	201	(17,701)	17,902
Mexico IB TIIE 28D(f)	5.800	08/19/19	MXN	107,350	(c)	(52,788)	35	(52,823)
3M NIBOR(d)	1.000(b)	09/20/19	NOK	10,110		(1,934)	(2,769)	885
6M CDOR(d)	1.250	12/20/19	CAD	4,630	(c)	(53,010)	(54,389)	1,378
2.000(d)	3M LIBOR(e)	12/20/19	USD	3,890	(c)	(15,043)	(24,103)	9,059
6M BUBOR(b)	2.415(d)	12/16/20	HUF	106,500		(24,636)	(4,687)	(27,407)
6.010(f)	Mexico IB TIIE 28D	08/16/21	MXN	57,660	(c)	29,691	449	29,242
1.515	3M LIBOR	09/06/21	USD	1,800		39,424	13	39,412
1.579	3M LIBOR	09/13/21		900		17,389	6	17,383
1.870(b)	3M LIBOR	10/28/21		900		6,045	7	6,038

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS STRATEGIC MACRO FUND

Consolidated Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.890%(b)	3M LIBOR	10/31/21	USD	700		$4,030	$5	$4,025
1.873(b)	3M LIBOR	11/09/21		600		3,856	4	3,851
2.015	3M LIBOR	11/14/21		600		(535)	4	(539)
6M PRIBOR(d)	0.368%(b)	12/21/21	CZK	630		(1,140)	(135)	(952)
2.250(e)	3M HIBOR	06/21/22	HKD	3,436		(10,198)	(10,203)	(236)
6M BP(a)	3.370	07/15/22	GBP	540		(2,876)	28	(2,905)
Mexico IB TIIE 28D(a)	7.370	08/11/22	MXN	16,560	(c)	9,876	7	9,869
Mexico IB TIIE 28D(a)	7.500	09/15/22		99,680	(c)	68,687	(22,321)	91,008
1.038(b)	6M PRIBOR(c)	09/20/22	CZK	36,040		26,689	(76,583)	103,013
Mexico IB TIIE 28D(f)	6.750	12/14/22	MXN	37,375	(c)	(3,004)	310	(3,314)
6M EURO(d)	0.250(b)	12/20/22	EUR	2,230	(c)	(7,386)	411	(7,797)
3M STIBOR(e)	0.500(b)	12/20/22	SEK	15,970	(c)	(4,025)	2,795	(6,820)
6M CDOR(d)	1.750	12/20/22	CAD	1,870	(c)	(30,212)	(31,039)	827
3M LIBOR	2.250	12/20/22	USD	1,050	(c)	10,033	15,488	(5,455)
6M AUDOR(d)	2.500	12/20/22	AUD	50	(c)	(292)	72	(364)
2.250(d)	3M LIBOR(e)	12/20/22	USD	3,700	(c)	(35,356)	(60,676)	25,320
2.500	6M AUDOR	12/20/22	AUD	1,420	(c)	8,285	(1,887)	10,172
0.250(b)	6M EURO(d)	12/20/22	EUR	400	(c)	1,325	519	806
1.218(b)	6M PRIBOR(d)	12/20/22	CZK	41,350	(c)	19,121	(1,295)	20,416
2.450(b)	6M WIBOR(d)	12/20/22	PLN	2,850	(c)	2,550	(1,237)	3,787
2.143(d)	3M LIBOR(e)	07/03/23	USD	2,700	(c)	(117)	(1,544)	1,427
3M LIBOR(e)	2.065(d)	08/06/23		6,540	(c)	(28,076)	2,304	(30,379)
7.430(f)	Mexico IB TIIE 28D	08/07/25	MXN	7,150	(c)	(5,404)	4	(5,408)
7.600(f)	Mexico IB TIIE 28D	09/11/25		43,410	(c)	(45,521)	(10,771)	(34,750)
3M LIBOR	1.740	09/06/26		1,800		(59,565)	20	(59,584)
3M LIBOR	1.780	09/13/26		900		(26,842)	10	(26,852)
3M LIBOR(b)	2.023	10/28/26		900		(7,253)	10	(7,263)
3M LIBOR(b)	2.034	10/31/26		700		(4,916)	8	(4,924)
3M LIBOR(b)	2.045	11/09/26		600		(3,462)	7	(3,469)
3M LIBOR(b)	2.239	11/14/26		600		8,341	7	8,335
6M EURO(d)	1.330(b)	01/12/27	EUR	1,510	(c)	(8,655)	(25,128)	16,474
6M BP(d)	1.600	03/16/27	GBP	9,100	(c)	(62,245)	(293,774)	231,529
6M BP(b)	3.336	06/15/27		190		(1,759)	2	(1,761)
3M LIBOR(e)	2.400(d)	08/31/27	USD	610	(c)	(4,753)	(705)	(4,048)
1.500(b)	6M EURO(d)	08/31/27	EUR	540	(c)	2,285	(906)	3,191
6M CDOR(d)	2.500	09/21/27	CAD	1,530	(c)	(10,202)	(4,420)	(5,782)
2.500(d)	3M LIBOR(e)	09/21/27	USD	1,230	(c)	4,627	(432)	5,059
6M EURO(d)	1.000(b)	12/20/27	EUR	1,820	(c)	8,768	32,993	(24,225)
6M CDOR(d)	2.000	12/20/27	CAD	2,180	(c)	(68,439)	(56,804)	(11,634)
3M LIBOR	2.500	12/20/27	USD	670	(c)	11,366	25,084	(13,718)
2.500(d)	3M LIBOR(e)	12/20/27		1,680	(c)	(28,499)	(62,879)	34,380
1.250(d)	6M BP	12/20/27	GBP	860	(c)	22,756	(17,185)	39,941
0.250(d)	6M JYOR	12/20/27	JPY	114,460	(c)	5,391	2,944	2,447
1.450(e)	6M PRIBOR(d)	12/20/27	CZK	6,630	(c)	5,649	4	5,645
3M LIBOR(e)	2.378(d)	07/03/28	USD	9,880	(c)	(1,221)	(26,626)	25,405
2.346(d)	3M LIBOR(e)	08/06/28		3,680	(c)	14,191	(3,594)	17,784
1.940(d)	6M BP	01/11/32	GBP	1,200	(c)	3,919	(23,697)	27,616
1.500(d)	6M BP	12/20/32		690	(c)	15,841	(19,603)	35,444
1.231(b)	3M LIBOR	09/09/36	USD	2,350		337,008	17,840	319,168

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MACRO FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.750%(d)	6M BP	03/17/37	GBP	6,570	(c)	$144,796	$(151,979)	$296,775
1.500(d)	6M BP	12/20/47		170	(c)	9,208	(3,491)	12,699
2.560(d)	3M LIBOR(e)	07/03/48	USD	4,080	(c)	6,120	94	6,026
TOTAL							$(1,161,014)	$1,391,052

(a)	Payments made at maturity.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(d)	Payments made semi-annually.
(e)	Payments made quarterly.
(f)	Payments made monthly.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2017(b)	Termination Date	Notional Amount (000s)		Market Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.EM Index 27	(1.000)%	0.480%	06/20/22	EUR	2,590	$(74,840)	$(65,383)	$(10,383)
CDX.NA.IG Index 28	(1.000)	0.529	06/20/22	USD	3,210	(67,869)	(60,495)	(8,347)
TOTAL							$(125,878)	$(18,730)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Termination Date	Receive	Pay	Upfront Payments made (received)	Unrealized Gain (Loss)
Citibank NA	TRY	3,340,000	942,172	12/20/22	10.440%(a)	3M LIBOR(b)	$—	$(7,141)
	USD	580,000	580,000	12/20/27	3M LIBOR(b)	10.010%(a)	—	5,782
MS & Co. Int. PLC	TRY	6,110,000	1,723,554	12/20/19	10.655(a)	3M LIBOR(b)	—	(25,011)
	USD	860,000		12/20/22	3M LIBOR(b)	10.385(a)	(2,525)	13,170
		470,000	470,000	12/20/27	3M LIBOR(b)	9.953(a)	—	6,286
TOTAL							$(2,525)	$(6,914)

(a)	Payments made annually.
(b)	Payments made quarterly.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS STRATEGIC MACRO FUND

Consolidated Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAPS CONTRACTS

Referenced Obligation/Index	Financing Rate Received by the Fund	Counterparty	Termination Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Egypt Treasury Bill	2.671%(a)	Citibank NA	02/08/18	EGP	6,250,000	$27,681	$27,681
Egypt Treasury Bill	1.000	Citibank NA	05/10/18	USD	11,800,000	8,422	8,422
TOTAL							$36,103

(a)	The Fund pays semi-annually and receives annually coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(b)	The Fund pays annually and receives semi-annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

NON-DELIVERABLE BOND FORWARD CONTRACT#

Counterparty	Notional Amount (000s)	Referenced Obligation	Settlement Date	Market Value	Financing Fee(a)	Unrealized Gain (Loss)*
Deutsche Bank AG	COP 1,390	Titulos de Tesoreria	10/18/17	$(465)	3.500%	$(465)

#	Represents a short term forward contract to purchase the referenced obligation denominated in the non-deliverable foreign currency.
*	There are no upfront payments on the forward contract, therefore the unrealized gain (loss) on the forward contract is equal to its market value.
(a)	Payments made annually.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2017, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
1Y IRS	Citibank NA	2.273%	01/22/18	USD 3,181,500	$1,400,000	$20,599	$22,785	$(2,186)
1Y IRS	JPMorgan Securities, Inc.	2.048%	01/24/18	USD 1,842,750	900,000	25,901	16,965	8,936
1Y IRS	Citibank NA	2.539%	01/24/18	USD 2,285,100	900,000	4,710	17,280	(12,570)
				7,309,350		$51,210	$57,030	$(5,820)
Puts
1Y IRS	JPMorgan Securities, Inc.	0.700%	10/23/17	EUR 602,000	$860,000	68	5,367	(5,299)
1Y IRS	Citibank NA	2.273%	01/22/18	USD 3,181,500	1,400,000	13,976	22,785	(8,809)
1Y IRS	JPMorgan Securities, Inc.	2.048%	01/24/18	USD 1,842,750	900,000	3,544	16,965	(13,421)
1Y IRS	Citibank NA	2.539%	01/24/18	USD 2,285,100	900,000	21,766	17,280	4,486
				7,911,350		$39,354	$62,397	$(23,043)
TOTAL				15,220,700		$90,564	$119,427	$(28,863)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MACRO FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OPTIONS ON FUTURES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Eurodollar	MS & Co. LLC	97.875 USD	12/15/17	USD 14,155,625	$58	$363	$4,481	$(4,118)
Eurodollar	MS & Co. LLC	97.875 USD	12/15/17	USD 14,228,125	58	11,600	21,880	(10,280)
Eurodollar	MS & Co. LLC	97.875 USD	06/15/18	USD 6,370,000	26	10,074	7,208	2,866
Total Purchased option contracts				34,753,750		$22,037	$33,569	$(11,532)

Written option contracts
Puts

Eurodollar	MS & Co. LLC	97.875 USD	12/15/17	USD 116	$(290,000)	(3,625)	(20,039)	16,414

Abbreviation:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BoA Securities LLC	—Bank of America Securities LLC
CDX.EM Index 27	—CDX Emerging Markets Index 27
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
Colombia IBR Overnight IB	—Colombia IBR Overnight Interbank
Colombia IBR Overnight IB	—Colombia IBR Overnight Interbank
CS International (London)	—Credit Suisse International (London)
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
MS & Co. LLC	—Morgan Stanley & Co. LLC

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statements of Assets and Liabilities

September 30, 2017 (Unaudited)

	Long Short Credit Strategies Fund	Strategic Macro Fund(a)
Assets:
Investments of unaffiliated issuers, at value (cost $184,493,854 and $18,363,774)	$180,946,654	$18,207,518
Investments of affiliated issuers, at value (cost $20,359,346 and $5,183,338)	20,359,346	5,183,338
Purchased options (cost $0 and $152,996)	—	112,601
Cash	2,373,427	553,174
Foreign currencies, at value (cost $227,861 and $227,764, respectively)	246,234	227,605
Unrealized gain on swap contracts	—	449,171
Unrealized gain on forward foreign currency exchange contracts	—	624,529
Variation margin on future contracts	—	15,813
Variation margin on swap contracts	—	105,134
Receivables:
Collateral on certain derivative contracts(b)	4,499,088	1,786,884
Investments sold	4,294,923	2,814,373
Investments sold on an extended-settlement basis	3,949,208	—
Dividends and interest	2,302,847	113,585
Fund shares sold	576,147	—
Reimbursement from investment adviser	17,129	11,300
Due from broker — upfront payment	16,258	12,137,874
Other assets	277	243
Total assets	219,581,538	42,343,142

Liabilities:
Unrealized loss on swap contracts	—	569,242
Unrealized loss on forward foreign currency exchange contracts	—	731,361
Variation margin on swap contracts	256,433	—
Written option contracts, at value (premium received $0 and $20,039, respectively)	—	3,625
Payables:
Investments purchased on an extended — settlement basis	9,269,086	—
Investments purchased	2,890,496	3,239,770
Fund shares redeemed	655,983	209,472
Management fees	167,317	18,857
Income distribution	57,222	—
Distribution and Service fees and Transfer Agency fees	11,671	920
Due to broker — upfront payment	—	12,162,505
Non deliverable bond forward contracts, at value	—	465
Due to Broker	—	739
Upfront payments received on swap contracts	—	5,208
Accrued expenses	104,263	145,916
Total liabilities	13,412,471	17,088,080

Net Assets:
Paid-in capital	225,806,678	33,227,610
Undistributed net investment income	3,806,952	230,602
Accumulated net realized loss	(19,294,031)	(9,191,379)
Net unrealized gain (loss)	(4,150,532)	988,229
NET ASSETS	$206,169,067	$25,255,062
Net Assets:
Class A	$8,432,145	$178,809
Class C	2,147,146	39,398
Institutional	188,626,703	24,763,708
Investor	6,927,699	249,793
Class R	35,374	23,354
Total Net Assets	$206,169,067	$25,255,062
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	886,374	20,456
Class C	225,792	4,518
Institutional	19,845,207	2,825,857
Investor	728,395	28,463
Class R	3,720	2,679
Net asset value, offering and redemption price per share:(c)
Class A	$9.51	$8.74
Class C	9.51	8.72
Institutional	9.50	8.76
Investor	9.51	8.78
Class R	9.51	8.72

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity – FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions and swaps transactions of $0 and $4,499,088, respectively for Long Short Credit Strategies Fund and $251,812 and $1,535,072, respectively for Strategic Macro Fund.
(c)	Maximum public offering price for Class A shares of the Long Short Credit Strategies and the Strategic Macro Funds is $9.88 and $9.08, respectively. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statements of Operations

For the Six Months Ended September 30, 2017 (Unaudited)

	Long Short Credit Strategies Fund	Strategic Macro Fund(a)
Investment income:
Interest	$4,930,497	$273,594
Dividends — affiliated issuers	111,786	47,936
Total investment income	5,042,283	321,530

Expenses:
Management fees	1,039,300	286,468
Professional fees	67,959	54,448
Custody, accounting and administrative services	58,156	174,532
Transfer Agency fees(b)	50,033	9,463
Registration fees	37,201	29,297
Printing and mailing costs	26,985	16,299
Distribution and Service fees(b)	23,071	504
Trustee fees	9,080	8,913
Prime Broker Fees	—	5,395
Other	7,256	7,720
Total expenses	1,319,041	593,039
Less — expense reductions	(133,000)	(322,648)
Net expenses	1,186,041	270,391
NET INVESTMENT INCOME	3,856,242	51,139

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	2,298,720	798,793
Purchased options	—	(522,724)
Futures contracts	—	(698,754)
Written options	—	363,300
Swap contracts	(2,349,978)	(492,199)
Non-deliverable bond forward contracts	—	4,410
Forward foreign currency exchange contracts	—	(802,224)
Foreign currency transactions	24	193,703
Net change in unrealized gain on:
Investments	169,675	(365,933)
Purchased options	—	229,758
Futures contracts	—	(369,561)
Non-deliverable bond forward contracts	—	(1,992)
Written options	—	(231,526)
Swap contracts	(228,644)	442,161
Forward foreign currency exchange contracts	—	970,955
Foreign currency translation	23,674	(76,386)
Net realized and unrealized loss	(86,529)	(558,219)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,769,713	$(507,080)

(a)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity – FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R
Long Short Credit Strategies	11,402	11,581	88	5,929	1,506	37,812	4,763	23

Strategic Macro	225	220	59	117	29	9,110	192	15

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statements of Changes in Net Assets

	Long Short Credit Strategies Fund
	For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$3,856,242	$7,798,659
Net realized gain (loss)	(51,234)	(533,503)
Net change in unrealized gain (loss)	(35,295)	(258,494)
Net increase in net assets resulting from operations	3,769,713	7,006,662

Distributions to shareholders:
From net investment income
Class A Shares	(92,691)	(420,839)
Class C Shares	(14,816)	(67,169)
Institutional Shares	(2,220,264)	(6,964,302)
Investor Shares	(83,227)	(285,677)
Class R Shares	(308)	(1,069)
Total distributions to shareholders	(2,411,306)	(7,739,056)

From share transactions:
Proceeds from sales of shares	23,221,374	88,176,783
Reinvestment of distributions	2,003,438	6,291,062
Cost of shares redeemed	(34,590,189)	(68,548,576)
Net increase (decrease) in net assets resulting from share transactions	(9,365,377)	25,919,269
TOTAL INCREASE (DECREASE)	(8,006,970)	25,186,875

Net assets:
Beginning of period	214,176,037	188,989,162
End of period	$206,169,067	$214,176,037
Undistributed net investment income	$3,806,952	$2,362,016

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statements of Changes in Net Assets

	Strategic Macro Fund(a)
	For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$51,139	$924,164
Net realized gain (loss)	(1,155,695)	165,640
Net change in unrealized gain (loss)	597,476	(232,161)
Net increase (decrease) in net assets resulting from operations	(507,080)	857,643

Distributions to shareholders:
From net investment income
Class A Shares	—	(1,827)
Institutional Shares	—	(844,564)
Investor Shares	—	(3,763)
Class R Shares	—	(212)
Total distributions to shareholders	—	(850,366)

From share transactions:
Proceeds from sales of shares	1,830,509	1,604,824
Reinvestment of distributions	—	850,366
Cost of shares redeemed	(32,872,020)	(13,839,002)
Net decrease in net assets resulting from share transactions	(31,041,511)	(11,383,812)
TOTAL DECREASE	(31,548,591)	(11,376,535)

Net assets:
Beginning of period	56,803,653	68,180,188
End of period	$25,255,062	$56,803,653
Undistributed net investment income	$230,602	$179,463

(a)	Statement of Changes in Net Assets for the Strategic Macro Fund is consolidated and includes the balances of wholly owned subsidiary, Cayman Commodity — FIMS Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.45	$0.16	$— (d)	$0.16	$(0.10)	$—	$(0.10)
2017 - C	9.45	0.13	(0.01)	0.12	(0.06)	—	(0.06)
2017 - Institutional	9.44	0.18	(0.01)	0.17	(0.11)	—	(0.11)
2017 - Investor(f)	9.45	0.17	— (d)	0.17	(0.11)	—	(0.11)
2017 - R	9.45	0.15	(0.01)	0.14	(0.08)	—	(0.08)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.47	0.33	(0.03)	0.30	(0.32)	—	(0.32)
2017 - C	9.47	0.26	(0.03)	0.23	(0.25)	—	(0.25)
2017 - Institutional	9.46	0.36	(0.03)	0.33	(0.35)	—	(0.35)
2017 - Investor(f)	9.47	0.35	(0.03)	0.32	(0.34)	—	(0.34)
2017 - R	9.47	0.30	(0.02)	0.28	(0.30)	—	(0.30)
2016 - A	9.79	0.32	(0.30)	0.02	(0.34)	—	(0.34)
2016 - C	9.79	0.25	(0.31)	(0.06)	(0.26)	—	(0.26)
2016 - Institutional	9.78	0.35	(0.30)	0.05	(0.37)	—	(0.37)
2016 - Investor(f)	9.79	0.35	(0.31)	0.04	(0.36)	—	(0.36)
2016 - R	9.78	0.30	(0.30)	—	(0.31)	—	(0.31)
2015 - A (Commenced April 30, 2014)	10.52	0.31	(0.65)	(0.34)	(0.30)	(0.09)	(0.39)
2015 - C (Commenced April 30, 2014)	10.52	0.24	(0.66)	(0.42)	(0.22)	(0.09)	(0.31)
2015 - Institutional	10.51	0.37	(0.66)	(0.29)	(0.35)	(0.09)	(0.44)
2015 - Investor(f) (Commenced April 30, 2014)	10.52	0.33	(0.65)	(0.32)	(0.32)	(0.09)	(0.41)
2015 - R (Commenced April 30, 2014)	10.52	0.28	(0.65)	(0.37)	(0.28)	(0.09)	(0.37)
2014 - Institutional	10.80	0.39	0.09	0.48	(0.39)	(0.38)	(0.77)
2013 - Institutional	10.58	0.45	0.45	0.90	(0.47)	(0.21)	(0.68)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.51	1.65%	$8,432	1.45	%(e)	1.58	%(e)	3.41	%(e)	140%
9.51	1.27	2,147	2.20	(e)	2.33	(e)	2.66	(e)	140
9.50	1.82	188,627	1.11	(e)	1.24	(e)	3.74	(e)	140
9.51	1.78	6,928	1.20	(e)	1.33	(e)	3.66	(e)	140
9.51	1.52	35	1.70	(e)	1.83	(e)	3.14	(e)	140

9.45	3.20	12,673	1.45		1.62		3.43		266
9.45	2.43	2,692	2.20		2.37		2.68		266
9.44	3.55	189,429	1.11		1.28		3.77		266
9.45	3.45	9,347	1.20		1.38		3.69		266
9.45	2.94	35	1.70		1.87		3.18		266
9.47	0.19	8,358	1.49		1.57		3.34		173
9.47	(0.55)	1,773	2.23		2.32		2.61		173
9.46	0.53	173,758	1.15		1.23		3.68		173
9.47	0.44	5,067	1.23		1.32		3.61		173
9.47	0.04	33	1.74		1.83		3.08		173
9.79	(3.28)	6,943	1.57	(e)	1.62	(e)	3.35	(e)	164
9.79	(3.95)	1,016	2.30	(e)	2.38	(e)	2.61	(e)	164
9.78	(2.77)	190,148	1.27		1.35		3.57		164
9.79	(3.05)	2,475	1.30	(e)	1.40	(e)	3.60	(e)	164
9.78	(3.57)	32	1.84	(e)	1.93	(e)	2.98	(e)	164
10.51	4.61	335,421	1.49		1.51		3.67		207
10.80	8.74	506,996	1.47		1.47		4.23		204

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS STRATEGIC MACRO FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$8.87	$(0.02)	$(0.11)	$(0.13)	$—	$—	$—
2017 - C	8.88	(0.05)	(0.11)	(0.16)	—	—	—
2017 - Institutional	8.88	0.01	(0.13)	(0.12)	—	—	—
2017 - Investor(f)	8.89	— (e)	(0.11)	(0.11)	—	—	—
2017 - R	8.85	(0.02)	(0.11)	(0.13)	—	—	—

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	8.84	0.10	0.02	0.12	(0.09)	—	(0.09)
2017 - C	8.83	0.03	0.02	0.05	—	—	—
2017 - Institutional	8.86	0.14	0.01	0.15	(0.13)	—	(0.13)
2017 - Investor(f)	8.84	0.10	0.04	0.14	(0.09)	—	(0.09)
2017 - R	8.84	0.09	— (e)	0.09	(0.08)	—	(0.08)
2016 - A	9.03	0.03	0.33	0.36	(0.25)	(0.30)	(0.55)
2016 - C	9.04	(0.06)	0.35	0.29	(0.33)	(0.17)	(0.50)
2016 - Institutional	9.05	0.04	0.33	0.37	(0.30)	(0.26)	(0.56)
2016 - Investor(f)	9.03	— (e)	0.36	0.36	(0.40)	(0.15)	(0.55)
2016 - R	9.04	(0.01)	0.34	0.33	(0.29)	(0.24)	(0.53)
2015 - A	9.82	0.03	(0.81)	(0.78)	—	(0.01)	(0.01)
2015 - C	9.82	0.05	(0.82)	(0.77)	—	(0.01)	(0.01)
2015 - Institutional	9.84	0.02	(0.79)	(0.77)	—	(0.02)	(0.02)
2015 - Investor(f)	9.81	0.02	(0.78)	(0.76)	—	(0.02)	(0.02)
2015 - R	9.82	0.01	(0.78)	(0.77)	—	(0.01)	(0.01)

FOR THE PERIOD ENDED MARCH 31,
2014 - A (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	—	(0.01)	(0.01)
2014 - C (Commenced December 16, 2013)	10.00	(0.02)	(0.16)	(0.18)	—	— (e)	— (e)
2014 - Institutional (Commenced December 16, 2013)	10.00	— (e)	(0.14)	(0.14)	—	(0.02)	(0.02)
2014 - Investor(f) (Commenced December 16, 2013)	10.00	— (e)	(0.17)	(0.17)	—	(0.02)	(0.02)
2014 - R (Commenced December 16, 2013)	10.00	(0.01)	(0.16)	(0.17)	—	(0.01)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MACRO FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$8.74	(1.58)%	$179	1.43	%(d)	3.02	%(d)	(0.38	)%(d)	138%
8.72	(1.91)	39	2.19	(d)	3.75	(d)	(1.06	)(d)	138
8.76	(1.35)	24,764	1.17	(d)	2.57	(d)	0.23	(d)	138
8.78	(1.35)	250	1.19	(d)	2.75	(d)	(0.05	)(d)	138
8.72	(1.58)	23	1.59	(d)	3.18	(d)	(0.56	)(d)	138

8.87	1.35	183	1.74		3.12		1.19		376
8.88	0.57	53	2.49		3.89		0.38		376
8.88	1.73	56,204	1.44		2.78		1.54		376
8.89	1.62	340	1.50		2.89		1.18		376
8.85	1.03	24	1.96		3.35		1.05		376
8.84	3.98	312	1.85		3.39		0.33		472
8.83	3.25	136	2.21		3.88		(0.68)		472
8.86	4.15	66,006	1.44		2.79		0.42		472
8.84	4.06	1,703	1.52		2.89		0.03		472
8.84	3.66	23	1.93		3.35		(0.05)		472
9.03	(8.00)	2,562	0.19		3.06		0.36		487
9.04	(7.97)	347	0.88		4.10		0.60		487
9.05	(7.89)	72,251	0.97		2.65		0.25		487
9.03	(7.85)	3,923	0.72		2.80		0.20		487
9.04	(7.93)	23	1.01		3.25		0.11		487

9.82	(1.60)	19	1.79	(d)	3.34	(d)	(0.29	)(d)	90
9.82	(1.69)	10	2.19	(d)	4.16	(d)	(0.67	)(d)	90
9.84	(1.32)	99,736	1.45	(d)	2.72	(d)	0.11	(d)	90
9.81	(1.64)	56	1.55	(d)	2.90	(d)	(0.01	)(d)	90
9.82	(1.65)	25	2.01	(d)	3.66	(d)	(0.47	)(d)	90

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements

September 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Long Short Credit Strategies Fund and the Goldman Sachs Strategic Macro Fund (formerly, the Goldman Sachs Fixed Income Macro Strategies Fund) (the “Funds”). Effective June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund. The Funds are non-diversified portfolios and currently offer five classes of shares: Class A, Class C, Institutional, Investor and Class R Shares. Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Strategic Macro Fund — The Cayman Commodity — FIMS, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on December 16, 2013 and is currently a wholly-owned subsidiary of the Strategic Macro Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of December 16, 2013, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of September 30, 2017, the Fund’s net assets were $25,255,062, of which, $952,083, or 3.7%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon the net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

44

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Long Short Credit Strategies	Daily/Monthly	Annually
Strategic Macro	Annually	Annually

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Strategic Macro Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for

45

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate

46

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

47

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an

49

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MRA. The gross value of reverse repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2017:

LONG SHORT CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$48,549,447	$692,070
Other Secured Debt Obligations	—	31,003,910	—
Unsecured Debt Obligations		95,335,897
U.S. Treasury Obligations	4,995,800	—	—
Common Stock and/or Other Equity Investments(a)
North America	—	360,860	—
Warrants	—	—	8,670
Investment Company	20,359,346	—	—
Total	$25,355,146	$175,250,114	$700,740

Derivative Type
Assets
Interest Rate Swap Contracts(b)	$—	$126,408	$—
Liabilities
Credit Default Swap Contracts(b)	$—	$(748,113)	$—

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC MACRO

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$4,736,005	$4,458,799	$—
Mortgage-Backed Obligations	—	2,210,226	—
U.S. Treasury Obligations	6,802,487	—	—
Investment Company	5,183,338	—	—
Total	$16,721,830	$6,669,025	$—
Liabilities
Reverse Repurchase Agreements	$—	$(13,830,000)	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$624,529	$—
Futures Contracts(b)	363,554	—	—
Interest Rate Swap Contracts(b)	—	2,138,696	—
Cross Currency Swap Contracts(b)	—	25,238	—
Total Return Swap Contracts(b)	—	36,103	—
Options Purchased	22,037	90,564	—
Total	$385,591	$2,915,130	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(731,361)	$—
Futures Contracts(b)	(339,330)	—	—
Interest Rate Swap Contracts(b)	—	(896,904)	—
Credit Default Swap Contracts(b)	—	(18,730)	—
Cross Currency Swap Contracts(b)	—	(32,152)	—
Non-Deliverable Bond Forward Contract(b)	—	(465)	—
Written Options	(3,625)	—	—
Total	$(342,955)	$(1,679,612)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Long Short Credit Strategies
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation Margin on swap contracts	$126,408	(a)	—	$—
Credit	—	—		Variation Margin on swap contracts	(748,113)	(a)
Total		$126,408			$(748,113)

Strategic Macro
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Purchased options, at value	$2,620,706	(a)	Payable for unrealized loss on swap contracts; Payable for unrealized gain on non-deliverable bond forward contracts; Variation margin on certain derivative contracts; Written options, at value	$(1,166,231)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(18,730)	(a)
Currency	Receivable for unrealized gain on swap contracts; Receivable for unrealized gain on forward foreign currency exchange contracts	649,767		Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts	(763,513)	(b)
Commodity	Receivable for unrealized gain on swap contracts	30,248	(a)	Payable for unrealized loss on swap contracts	(35,533)	(a)
Equity	—	—		Variation margin on certain derivative contracts	(38,560)	(a)
Total		$3,300,721			$(2,022,567)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $572,867 for Strategic Macro Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Long Short Credit Strategies
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts /Net change in unrealized gain (loss) on swap contracts	$(575,723)	$190,708	1
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,774,255)	(419,352)	1
Total		$(2,349,978)	$(228,644)	2

Strategic Macro
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts, swap contracts, non-deliverable bond forward contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts, non-deliverable bond forward contracts and written options	$(438,108)	$174,665	1,611
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(809)	(18,730)	1
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(410,177)	(142,245)	141
Currency	Net realized gain (loss) from purchased options, futures contracts, swap contracts, forward foreign currency exchange contracts and written options/Net change in unrealized gain (loss) on investments, swap contracts, forward foreign currency exchange contracts and written options	(963,312)	1,120,980	940
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on investment and futures contracts	(337,597)	(54,480)	45
Total		$(2,150,003)	$1,080,190	2,738

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or

53

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2017:

Strategic Macro Fund
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$—	$38,876	$—	$38,876	$—	$—	$—	$38,876	$—	$38,876
Citibank NA	61,051	79,202	624,529	764,782	(7,141)	(731,361)	(738,502)	26,280	—	26,280
Credit Suisse International (London)	—	—	—	—	(15,507)	—	(15,507)	(15,507)	—	(15,507)
Deutsche Bank AG	—	21,665	—	21,665	(38,042)	(465)*	(38,507)	(16,842)	—	(16,842)
JPMorgan Securities, Inc.	29,513	289,972	—	319,485	(483,541)	—	(483,541)	(164,056)	—	(164,056)
Morgan Stanley & Co. International PLC	—	19,456	—	19,456	(25,011)	—	(25,011)	(5,555)	5,555	—
Total	$90,564	$449,171	$624,529	$1,164,264	$(569,242)	$(731,826)	$(1,301,068)	$(136,804)	$5,555	$(131,249)

*	Includes Non-Deliverable Bond Forward Contracts assets of $0 and liabilities of $465.
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

54

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2017, contractual and effective net management fees paid to GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Long Short Credit Strategies	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.98%
Strategic Macro*	0.95	0.95	0.86	0.81	0.80	1.24	1.14	(a)

^	Effective Net Management Rate includes the impact of management fee waivers of the Fund or affiliated underlying funds, if any, and any additional voluntary management fee waivers, if applicable.
*	Prior to June 20, 2017, the management fee rate for the Strategic Macro Fund was 1.50% on the first $2 billion of average daily net assets, 1.35% on the next $3 billion of average daily net assets, 1.29% on the next $3 billion of average daily net assets, and 1.26% on amounts over $8 billion of average daily net assets. In addition, prior to June 20, 2017, the Investment Adviser had agreed to waive a portion of its management fees in order to achieve an effective net management fee rate of 1.35% of average daily net assets.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Long Short Credit Strategies and Strategic Macro Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended September 30, 2017, GSAM waived $23,098 and $9,928 of the Funds’ management fee for Long Short Credit Strategies and Strategic Macro Funds, respectively.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended September 30, 2017, GSAM waived $33,795 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for

55

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the six months ended September 30, 2017, Goldman Sachs advised that it retained $107 in front end sales charges for the Long Short Credit Strategies, and it did not retain any contingent deferred sales charges for either fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares and 0.04% of the average daily net assets of Institutional Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Strategic Macro Fund. As a result of this waiver, a net transfer agency fee equal to 0.07% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Strategic Macro Fund is being charged to those share classes. This arrangement will remain in effect through at least July 28, 2018, and prior to such date, the Investment Advisor may not terminate the arrangement without the approval of the Board of Trustees.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Long Short Credit Strategies Fund and Strategic Macro Fund are 0.094% and 0.064%, respectively. These Other Expense limitations will remain in place through at least July 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Long Short Credit Strategies	$23,098	$—	$109,902	$133,000
Strategic Macro	28,342	163	294,143	322,648

F.   Line of Credit Facility — As of September 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies

56

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2017, the Funds did not have any borrowings under the facility.

G.   Other Transactions with Affiliates — For the six months ended September 30, 2017 , Goldman Sachs did not earn any brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Funds.

As of September 30, 2017 The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Investor and Class R Shares of the following Funds:

Fund	Class A	Class C	Institutional	Investor	Class R
Long Short Credit Strategies	—%	—%	—%	—%	71%
Strategic Macro	5	23	20	9	100

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended September 30, 2017:

Fund	Underlying Funds	Beginning Value as of March 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of September 30, 2017	Shares as of September 30, 2017	Dividend Income
Long Short Credit Strategies	Goldman Sachs Financial Square Government Fund	$22,868,909	$143,143,945	$(145,653,508)	$20,359,346	20,359,346	$111,786
Strategic Macro	Goldman Sachs Financial Square Government Fund	13,951,169	54,386,869	(63,154,700)	5,183,338	5,183,338	47,936

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2017, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Long Short Credit Strategies	$34,645,842	$213,106,290	$29,671,270	$238,171,438
Strategic Macro	32,284,205	6,206,935	44,148,615	10,264,885

The table below summarizes the reverse repurchase agreement activity for the six months ended September 30, 2017:

	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Strategic Macro Fund	$3,920,294	14.550%	14

57

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2017, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Long Short Credit Strategies	Strategic Macro
Capital loss carryforwards:
Perpetual Short-term	$(16,383,198)	$(2,840,479)
Perpetual Long-term	$(2,219,572)	$(4,852,446)
Total capital loss carryforwards	$(18,602,770)	$(7,692,925)
Timing differences (Qualified Late Year Loss Deferral, Post October Loss Deferral, Straddle Deferral and Dividend Payable)	$(1,553,762)	$(1,330,785)

As of September 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Long Short Credit Strategies	Strategic Macro
Tax Cost	$204,014,712	$23,578,263
Gross unrealized gain	2,624,854	368,992
Gross unrealized loss	(5,333,566)	(443,798)
Net unrealized losses on securities	$(2,708,712)	$(74,806)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, foreign currency contracts and options contracts, and differences in the tax treatment of swap transactions, inflation protected securities, material modification of debt securities and underlying Fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from differences in the tax treatment of swap transactions, foreign currency transactions, the recognition of income and gains/losses of certain bonds, inflation protected securities, and underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less

58

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

8. OTHER RISKS (continued)

foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, such Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

59

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, the Funds may be more susceptible to adverse developments affecting any single issuer held in their portfolios, and may be more susceptible to greater losses because of these developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

60

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

8. OTHER RISKS (continued)

Tax Risk — The Strategic Macro Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Long Short Credit Strategies Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	39,941	$379,373	709,896	$6,769,325
Reinvestment of distributions	9,731	92,567	44,163	419,468
Shares redeemed	(504,113)	(4,774,993)	(295,569)	(2,819,928)
	(454,441)	(4,303,053)	458,490	4,368,865
Class C Shares
Shares sold	716	6,800	176,485	1,688,399
Reinvestment of distributions	1,556	14,797	7,086	67,135
Shares redeemed	(61,452)	(583,221)	(85,797)	(818,193)
	(59,180)	(561,624)	97,774	937,341
Institutional Shares
Shares sold	2,155,666	20,472,428	7,305,879	69,775,802
Reinvestment of distributions	190,748	1,812,821	583,045	5,534,050
Shares redeemed	(2,559,864)	(24,316,301)	(6,189,282)	(59,029,553)
	(213,450)	(2,031,052)	1,699,642	16,280,299
Investor Shares
Shares sold	248,552	2,362,773	1,042,262	9,942,346
Reinvestment of distributions	8,720	82,945	28,396	269,340
Shares redeemed	(518,079)	(4,915,674)	(616,556)	(5,880,902)
	(260,807)	(2,469,956)	454,102	4,330,784
Class R Shares
Shares sold	—	—	94	911
Reinvestment of distributions	32	308	114	1,069
	32	308	208	1,980
NET INCREASE (DECREASE)	(987,846)	$(9,365,377)	2,710,216	$25,919,269

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Macro Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	432	$3,800	766	$6,754
Reinvestment of distributions	—	—	209	1,827
Shares redeemed	(666)	(5,839)	(15,579)	(136,998)
	(234)	(2,039)	(14,604)	(128,417)
Class C Shares
Shares sold	—	—	965	8,438
Shares redeemed	(1,426)	(12,577)	(10,452)	(91,479)
	(1,426)	(12,577)	(9,487)	(83,041)
Institutional Shares
Shares sold	207,361	1,822,010	150,507	1,325,328
Reinvestment of distributions	—	—	96,411	844,564
Shares redeemed	(3,712,144)	(32,762,743)	(1,362,614)	(11,982,857)
	(3,504,783)	(30,940,733)	(1,115,696)	(9,812,965)
Investor Shares
Shares sold	533	4,699	30,197	264,304
Reinvestment of distributions	—	—	429	3,763
Shares redeemed	(10,310)	(90,861)	(184,924)	(1,627,668)
	(9,777)	(86,162)	(154,298)	(1,359,601)
Class R Shares
Reinvestment of distributions	—	—	24	212
	—	—	24	212
NET DECREASE	(3,516,220)	$(31,041,511)	(1,294,061)	$(11,383,812)

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GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Fund Expenses — Six Month Period Ended September 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017, which represents a period of 183 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Long Short Credit Strategies Fund				Strategic Macro Fund
Share Class	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*
Class A
Actual	$1,000.00	$1,016.50		$7.33	$1,000.00	$984.20		$7.11
Hypothetical 5% return	1,000.00	1,017.80	+	7.33	1,000.00	1,017.90	+	7.23
Class C
Actual	1,000.00	1,012.70		11.10	1,000.00	980.90		10.88
Hypothetical 5% return	1,000.00	1,014.04	+	11.11	1,000.00	1,014.09	+	11.06
Institutional
Actual	1,000.00	1,018.20		5.62	1,000.00	986.50		5.83
Hypothetical 5% return	1,000.00	1,019.50	+	5.62	1,000.00	1,019.40	+	5.92
Investor
Actual	1,000.00	1,020.80		6.07	1,000.00	986.50		5.93
Hypothetical 5% return	1,000.00	1,017.65	+	6.07	1,000.00	1,019.10	+	6.02
Class R
Actual	1,000.00	1,015.20		8.59	1,000.00	984.20		7.91
Hypothetical 5% return	1,000.00	1,016.55	+	8.59	1,000.00	1,017.10	+	8.04

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R
Long Short Credit Strategies	1.65%	1.27%	1.82%	1.78%	1.52%
Strategic Macro	1.58	1.91	1.35	1.35	1.58

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

64

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Long Short Credit Strategies Fund and Goldman Sachs Strategic Macro Fund (formerly, the Goldman Sachs Fixed Income Macro Strategies Fund) (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

65

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

66

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

67

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees recalled that the Long Short Credit Strategies Fund was launched in April 2014 in connection with the reorganization of the Goldman Sachs Credit Strategies Fund, a closed-end interval fund, with and into the Long Short Credit Strategies Fund. The Trustees also noted that the Long Short Credit Strategies Fund’s Institutional Shares (when viewed together with its predecessor) had placed in the first quartile of the Fund’s peer group for the five-year period and the third quartile for the one- and three-year periods; had outperformed the Fund’s LIBOR-based benchmark index by 2.81% and 2.50%, respectively, for the one- and five-year periods and underperformed by 0.03% for the three-year period; and had outperformed the average performance of a group of competitor funds, as determined by the Investment Adviser (the “Competitor Fund Average”) for the three- and five-year periods and underperformed for the one-year period ended March 31, 2017. However, they noted that the Long Short Credit Strategies Fund currently implements a long/short credit strategy, while the Goldman Sachs Credit Strategies Fund implemented a long-only credit strategy. The Trustees observed that the Strategic Macro Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group for the one- and three-year periods, had outperformed the Fund’s LIBOR-based benchmark index by 0.99% for the one-year period and underperformed by 1.25% for the three-year period, and had underperformed the Fund’s Competitor Fund Average for the one- and three-year periods ended March 31, 2017. They noted that the Strategic Macro Fund had certain significant differences from its benchmark index that caused it to be an imperfect basis for comparison. They also noted that the Investment Adviser was proposing to change the Strategic Macro Fund’s name in June 2017.

68

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Strategic Macro Fund, the Trustees noted that the management fee breakpoint schedule was being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. With respect to the Strategic Macro Fund, the Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

69

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Long Short Credit Strategies Fund	Strategic Macro Fund
First $1 billion	1.00%	1.50%
Next $1 billion	0.90	1.50
Next $3 billion	0.86	1.35
Next $3 billion	0.84	1.29
Over $8 billion	0.82	1.26

70

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Strategic Macro Fund) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Strategic Macro Fund’s Class A, Class C, Investor and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

71

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

72

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
∎	MLP & Energy Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (‘‘SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Forms N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 110559-OTU-651501 FIALTSAR-17/1.6K

Goldman Sachs Funds

Semi-Annual Report	September 30, 2017

Multi Sector Fixed Income Funds
Bond Fund
Core Fixed Income
Global Income
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

∎	BOND FUND

∎	CORE FIXED INCOME

∎	GLOBAL INCOME

∎	STRATEGIC INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

During the six months ended September 30, 2017 (the “Reporting Period”), the performance of the global fixed income markets was primarily driven by geopolitical events, improving economic growth around the world and changing market expectations about central monetary policy.

When the Reporting Period began with the second quarter of 2017, spread, or non-government bond, sectors generally recorded positive returns, though with mixed results relative to U.S. Treasury securities. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Federal Reserve (“Fed”) monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise the consensus to the upside. At its June 2017 policy meeting, the European Central Bank (“ECB”) provided an optimistic assessment of the risks to growth, but revised downward its medium-term inflation forecasts. The ECB, Bank of Japan (“BoJ”) and Bank of England (“BoE”) left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 and the fourth time in a decade at its June 2017 policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. (Hawkish suggests higher interest rates; opposite of dovish.) Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada (“BoC”). During the second quarter of 2017, the U.S. dollar weakened versus many global currencies.

During the third quarter of 2017, spread sectors broadly advanced, outperforming U.S. Treasury securities. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) This prompted a hawkish market reaction, with the U.S. dollar appreciating and yields on U.S. government bonds rising. However, the U.S. Treasury yield curve, or spectrum of maturities, only steepened modestly due to geopolitical uncertainty and mixed U.S. economic data, including weak inflation readings. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens.) The central banks of other developed countries also set the stage for less accommodative monetary policy. The BoE noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the BoC surprised the markets with two consecutive rate hikes. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, also drove the British pound higher versus the U.S. dollar. (Brexit refers to the U.K.’s efforts to exit the European Union.) Overall, the U.S. dollar continued to weaken relative to many global currencies during the third calendar quarter.

For the Reporting Period as a whole, spread sectors outperformed U.S. Treasury securities, led by high yield corporate bonds, sovereign emerging markets debt and investment grade

2

MARKET REVIEW

corporate bonds. Commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities also outperformed U.S. Treasuries, albeit to a lesser extent. The U.S. Treasury yield curve flattened slightly during the Reporting Period, as yields on shorter-term maturities generally rose and yields on intermediate- and longer-term maturities fell. The yield on the bellwether 10-year U.S. Treasury declined approximately seven basis points (a basis point in 1/100th of one percent) to end the Reporting Period at 2.33%. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we believed global economic growth remained strong, with broad-based expansion in all corners of the world. Business investment appeared to be improving, in our view, with the drag from commodity-oriented countries fading and global trade buoyant despite protectionist rhetoric following the 2016 U.S. elections. We also note that forward-looking activity indicators, including purchasing managers’ surveys, pointed to further momentum, particularly within developed markets.

Regarding the U.S., we believe economic growth is supported by a healthy labor market and robust consumption as well as by revived proposals for fiscal stimulus toward the end of the Reporting Period. In the Eurozone, economic growth surprised the consensus to the upside, driven by consumption and trade, though we expect some moderation in the near term due to the strength of the euro. In the longer term, we expect spillover effects from Brexit. However, during the Reporting Period, the supportive global economic growth environment boosted trade and appeared to be cushioning the impact of Brexit negotiations on both the U.K. and the European Union. In Japan, economic growth surprised the consensus to the upside and consumer sentiment remained healthy despite stagnant wage growth. As for China, we expect an ongoing focus on deleveraging but think there will be little tolerance if the country’s Gross Domestic Product drops below 6.4% given policymakers’ commitment to doubling incomes and growth from their 2010 levels by the year 2020.

The expansion in global economic growth during the Reporting Period had not yet been reflected in inflation data, which remained below central bank targets in key markets. In our opinion, low inflation has been due in part to structural trends, such as increased migration, lower productivity and lower inflation expectations. We expect inflation to gradually trend higher should labor markets tighten further and output gaps diminish. (The output gap is an economic measure of the difference between the actual output of an economy and its potential output.)

As for central bank policy, the job-rich recovery has resulted in a shift in tone. In our view, the Fed’s plans to normalize its balance sheet marks the beginning of an era of less monetary accommodation. Also, by the end of 2017, we expect the ECB to communicate its plans to reduce asset purchases through its quantitative easing program with tapered purchases likely to continue, we believe, through 2018. In the U.K., we see scope for a BoE rate hike in November 2017 given policymakers’ recent communications. Meanwhile, the BoC has commenced a rate hiking cycle, though we expect the trajectory for its future rate hikes to be shallower than in the U.S.

Overall, at the end of the Reporting Period, we believed the macro backdrop of solid economic growth, subdued inflation and contained volatility was supportive for riskier asset classes. We saw opportunities in high-yielding emerging market currencies versus the U.S. dollar. That

3

MARKET REVIEW

said, proposed U.S. tax reform could be inflationary and require more monetary tightening than currently expected. This would likely be supportive for the U.S. dollar, particularly if we see more hawkish leadership at the Fed.

Among spread sectors, we remained cautious about corporate bonds at the end of the Reporting Period, given that the U.S. is in the late stage of the credit cycle and because of extended valuations, in our view. When the Reporting Period concluded, corporate credit spreads (yield differentials versus duration-equivalent U.S. Treasury securities) were near historically tight levels. We think this makes corporate credit vulnerable to a sharp pickup in volatility, which could arise from several catalysts, including an unwinding of global central bank quantitative easing programs, an inflation surprise that leads to a more hawkish monetary policy outlook than the market had previously priced in, increasing geopolitical tensions and/or missteps by central bank policymakers, particularly in China. Overall, at the end of the Reporting Period, we continued to see value in Federal Family Education Loan Program (“FFELP”) student loan asset backed securities, which we believe offer attractive yields along with strong credit protection. We also had a positive view of collateralized loan obligations and residential mortgage-backed securities. Within residential mortgage-backed securities, we favored legacy non-agency mortgage backed securities (in general, those issued before the 2008-2009 financial crisis), which should continue to benefit, in our opinion, from low supply and improving collateral performance.

4

PORTFOLIO RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor (formerly Class IR Shares), R and R6 Shares generated cumulative total returns, without sales charges, of 1.74%, 1.36%, 1.91%, 1.66%, 1.87%, 1.61% and 1.92%, respectively. These returns compare to the 2.31% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning strategy detracted from relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our country strategy also detracted from the Fund’s relative results. Long positions in Canadian and European rates versus short positions in U.S. rates drove underperformance most within the country strategy. The Bank of Canada surprised markets during the summer of 2017 with two interest rate hikes, lifting their benchmark rate to 1%, citing stronger than consensus expected economic data. European rates generally moved higher given positive economic growth data and widespread anticipation that the European Central Bank may reduce accommodation and taper its quantitative easing or raise rates sooner than originally expected by the markets. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures.

Our top-down currency strategy contributed positively to the Fund’s relative results during the Reporting Period, with long positions in the Czech koruna, Polish zloty and Swedish krona boosting returns most. These gains were partially offset by a short position in the euro, which detracted. The currency strategy is primarily implemented via currency forwards.

Overall, our cross-sector strategy also contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection overall added value as well.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s allocations to non-agency residential mortgage-backed securities, collateralized loan obligations (“CLOs”) and asset-backed securities (“ABS”) contributed positively to relative results. Exposure to the government/swaps sector further added to relative returns during the Reporting Period. Only partially offsetting these positive contributors were underweights to the corporate credit and emerging markets debt sectors, which detracted, as these sectors outpaced the Bloomberg Barclays Index during the Reporting Period. An underweight to agency mortgage-backed securities further detracted from performance, as the sector benefited from demand from foreign investors and domestic commercial banks looking for yield.

Within the government/swaps sector, tactical trades and individual issue selection of U.S. government debt contributed positively. The Fund’s government/swaps

5

PORTFOLIO RESULTS

strategy is primarily implemented via interest rate swaps and/or futures. Corporate curve positioning and selection of high yield industrial names and investment grade financial names helped most within the corporate credit sector. Selection of ABS proved most beneficial within the securitized sector. Within emerging markets debt, short exposure to China through the ownership of credit protection detracted from performance, while selection of U.S. dollar-denominated bonds from Argentina and other Latin American issuers contributed positively. Selection of tax-exempt Puerto Rico municipal bonds detracted from relative returns within the municipal bond sector following Governor Ricardo’s initiation of the Commonwealth to enter a Title III restructuring. Market expectations of the negative economic impact from Hurricane Maria added to these bonds’ headwinds. (Title III is an in-court debt restructuring process akin to U.S. bankruptcy protection, since Puerto Rico is barred from using Chapter 9 of the U.S. federal bankruptcy code reserved for insolvent public entities. It should be noted that this action was taken on May 3, 2017, well before the devastation caused by Hurricane Maria.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, primarily driven by a short U.S. duration position relative to the Bloomberg Barclays Index. During the Reporting Period, U.S. Treasury yields pushed higher at the front, or short-term, end of the yield curve in response to interest rate hikes by the Federal Reserve (the “Fed”). However, the intermediate and long-term ends of the U.S. Treasury yield curve rallied, or moved lower, on political uncertainty, increased geopolitical risks and fewer positive economic surprises. In particular, soft inflation data throughout 2017 year-to-date weighed on market expectations for further interest rate hikes by the Fed. While we recognized recent weakness in inflation, we maintained the Fund’s underweight U.S. duration position given our expectations that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S. We also expected inflation to rebound from recent weakness should wage growth begin to emerge.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities with the same maturity but of different quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities[1] to implement our views in the Fund. During the Reporting Period, positions in currency forwards and futures contributed positively to relative results, while positions in swaptions, credit default swaps and interest rate swaps detracted from performance.

[1]	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

6

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no notable changes in the Fund’s weightings during the Reporting Period. We maintained the Fund’s modest exposure to corporate credit because we believe the U.S. is in the late stage of the credit cycle. Given that corporations overall are carrying significant leverage, we believe their bonds are more vulnerable to market shocks than other fixed income sectors. We further believe valuations seen during much of the Reporting Period within the sector did not compensate investors for these risks. We maintained the Fund’s underweight exposure to agency mortgage-backed securities on our view that valuations within the sector remained unattractive relative to other fixed income sectors. Additionally, the Fed announced it intends to begin to unwind its mortgage holdings, which could put pressure on the agency mortgage market, increasing volatility and pushing spreads, or yield differentials to U.S. Treasuries, higher.

We maintained the Fund’s overweight to emerging markets debt on a market value basis, but we maintained a small underweight to the sector in terms of risk, as measured by contribution to duration, through the purchase of protection on emerging market credit derivative indices. At the sector level, we were cautious on emerging market valuations but acknowledged the support for the sector from ongoing strength in global economic growth and in China, from a gradual pace of monetary tightening in developed markets and from a rise in commodity prices that has supported the terms of trade for emerging market countries.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2017?

A	At the end of September 2017, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in asset-backed securities and, to a lesser extent, in emerging markets debt. The Fund also had modest exposure to municipal bonds, which is a sector not represented in the Bloomberg Barclays Index. The Fund had underweighted exposure relative to the Bloomberg Barclays Index in U.S. government securities and, to a lesser extent, in residential mortgage-backed securities and commercial mortgage-backed securities. The Fund held rather neutral positions compared to the Bloomberg Barclays Index in quasi-government securities, investment grade corporate bonds, high yield corporate bonds and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash at the end of the Reporting Period. The Fund had a shorter overall duration compared to that of the Bloomberg Barclays Index at the end of the Reporting Period.

7

FUND BASICS

Bond Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.74%	2.31%	1.60%	1.49%
Class C	1.36	2.31	0.92	0.81
Institutional	1.91	2.31	2.01	1.89
Service	1.66	2.31	1.51	1.39
Investor	1.87	2.31	1.92	1.80
Class R	1.61	2.31	1.42	1.30
Class R6	1.92	2.31	2.01	1.90

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.81%	1.63%	3.93%	3.97%	11/30/06
Class C	-1.78	1.67	3.56	3.57	11/30/06
Institutional	0.30	2.78	4.69	4.70	11/30/06
Service	-0.20	2.27	4.18	4.43	6/20/07
Investor	0.20	2.67	N/A	4.44	11/30/07
Class R	-0.29	2.16	N/A	3.94	11/30/07
Class R6	0.32	N/A	N/A	2.71	7/31/15

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	0.94%
Class C	1.54	1.69
Institutional	0.45	0.60
Service	0.95	1.10
Investor	0.54	0.69
Class R	1.04	1.19
Class R6	0.44	0.58

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

9

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

10

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor (formerly Class IR Shares), R and R6 Shares generated cumulative total returns, without sales charges, of 2.08%, 1.59%, 2.15%, 1.89%, 2.20%, 1.85% and 2.25%, respectively. These returns compare to the 2.31% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our country strategy detracted from the Fund’s relative results. Long positions in Canadian and European rates versus short positions in U.S. rates drove underperformance most within the country strategy. The Bank of Canada surprised markets during the summer of 2017 with two interest rate hikes, lifting their benchmark rate to 1%, citing stronger than consensus expected economic data. European rates generally moved higher given positive economic growth data and widespread anticipation that the European Central Bank may reduce accommodation and taper its quantitative easing or raise rates sooner than originally expected by the markets. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures.

Our top-down currency strategy further detracted from the Fund’s relative results during the Reporting Period. Short positions in the euro and the British pound detracted most. These losses were partially offset by long positions in the Swedish krona and the Norwegian krone, which contributed positively. The currency strategy is primarily implemented via currency forwards.

Overall, our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection overall added value as well.

Tactical management of the Fund’s duration and yield curve positioning strategy had a rather neutral effect on relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s allocations to collateralized loan obligations (“CLOs”) and asset-backed securities (“ABS”) contributed positively to relative results. Exposure to the government/swaps sector further added to relative returns during the Reporting Period. Only partially offsetting these positive contributors were underweights to the corporate credit and emerging markets debt sectors, which detracted, as these sectors outpaced the Bloomberg Barclays Index during the Reporting Period. An underweight to agency mortgage-backed securities further detracted from performance, as the sector benefited from demand from foreign investors and domestic commercial banks looking for yield.

Corporate curve positioning and selection of investment grade industrial and financial names helped most within the corporate credit sector. Within the government/swaps sector, tactical trades and individual issue selection of U.S. government and agency debt contributed positively. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

Selection of ABS proved most beneficial within the securitized sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning did not have a meaningful effect on relative results during the Reporting Period. The Fund maintained a

11

PORTFOLIO RESULTS

short U.S. duration position relative to the Bloomberg Barclays Index throughout the Reporting Period. During the Reporting Period, U.S. Treasury yields pushed higher at the front, or short-term, end of the yield curve in response to interest rate hikes by the Federal Reserve (the “Fed”). However, the intermediate and long-term ends of the U.S. Treasury yield curve rallied, or moved lower, on political uncertainty, increased geopolitical risks and fewer positive economic surprises. In particular, soft inflation data throughout 2017 year-to-date weighed on market expectations for further interest rate hikes by the Fed. While we recognized recent weakness in inflation, we maintained the Fund’s underweight U.S. duration position given our expectations that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S. We also expected inflation to rebound from recent weakness should wage growth begin to emerge.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in currency forwards and futures contributed positively to relative results, while positions in interest rate swaps detracted from performance. Positions in swaptions and credit default swaps had a rather neutral effect on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We moved the Fund to an underweight position relative to the Bloomberg Barclays Index in emerging markets debt. At the sector level, we were cautious on emerging market valuations but acknowledged the support for the sector from ongoing strength in global economic growth and in China, from a gradual pace of monetary tightening in developed markets and from a rise in commodity prices that has supported the terms of trade for emerging market countries.

There were no other notable changes to the Fund’s weightings during the Reporting Period. While increasing the Fund’s exposure to corporate credit somewhat, we maintained its modest exposure to corporate credit relative to the Bloomberg Barclays Index because we believe the U.S. is in the late stage of the credit cycle. Given that corporations overall are carrying significant leverage, we believe their bonds are more vulnerable to market shocks than other fixed income sectors. We further believe valuations seen during much of the Reporting Period within the sector did not compensate investors for these risks. We maintained the Fund’s underweight exposure to agency mortgage-backed securities on our view that valuations within the sector remained unattractive relative to other fixed income sectors. Additionally, the Fed announced it will begin to unwind its mortgage holdings, which could put pressure on the agency mortgage market, increasing volatility and pushing spreads, or yield differentials to U.S. Treasuries, higher.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2017?

A	At the end of September 2017, the Fund had its most overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in ABS and investment grade corporate bonds (with an emphasis on the industrials and financials industries). (While the Fund had an overweight allocation to investment grade corporate bonds on a market-value weighted basis, the Fund was underweight investment grade corporate credit in terms of risk, as measured by contribution to duration.) The Fund also had a modestly overweighted exposure at the end of the Reporting Period to quasi-government securities. The Fund had its most underweighted exposures relative to the Bloomberg Barclays Index in U.S. government securities and residential mortgage-backed securities. The Fund maintained rather neutral exposures relative to the Bloomberg Barclays Index to commercial mortgage-backed securities and emerging markets debt. The Fund had no exposure to high yield corporate bonds or covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a modest position in cash at the end of the Reporting Period. The Fund had a modestly short duration overall compared to that of the Bloomberg Barclays Index at the end of the Reporting Period.

12

FUND BASICS

Core Fixed Income Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.08%	2.31%	1.35%	1.30%
Class C	1.59	2.31	0.66	0.61
Institutional	2.15	2.31	1.74	1.69
Service	1.89	2.31	1.24	1.19
Investor	2.20	2.31	1.65	1.60
Class R	1.85	2.31	1.15	1.10
Class R6	2.25	2.31	1.75	1.70

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.63%	1.17%	3.12%	4.52%	5/1/97
Class C	-1.59	1.17	2.74	3.81	8/15/97
Institutional	0.49	2.30	3.86	5.22	1/5/94
Service	-0.10	1.77	3.34	4.64	3/13/96
Investor	0.40	2.20	N/A	3.57	11/30/07
Class R	-0.11	1.68	N/A	3.05	11/30/07
Class R6	0.61	N/A	N/A	2.77	7/31/15

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end . They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.80%	0.85%
Class C	1.55	1.60
Institutional	0.45	0.51
Service	0.95	1.01
Investor	0.54	0.60
Class R	1.04	1.11
Class R6	0.44	0.50

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

14

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

15

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor (formerly Class IR Shares) and R6 Shares generated cumulative total returns, without sales charges, of 1.17%, 0.81%, 1.34%, 1.09%, 1.29% and 1.34%, respectively. These returns compare to the 1.77% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond (Gross, USD, Hedged) Index (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s cross-sector strategy detracted from relative results during the Reporting Period. The cross-sector strategy is primarily implemented via cash bonds and index/ single-name credit default swaps. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Bloomberg Barclays Index.

Another detractor from the Fund’s performance was our country strategy, attributable primarily to the Fund’s long position in Canadian rates versus short position in U.S. rates. We thought the Bank of Canada would raise its interest rates at a slower pace than the Federal Reserve (the “Fed”). However, early in September 2017, the Bank of Canada hiked its interest rates, causing the Fund’s relative value trade to prove a detractor. The Fund’s long position in Australian rates versus short position in U.S. rates also disappointed during the Reporting Period, particularly in June and August 2017. These detractors were partially offset by the Fund’s European and U.K. curve positions, which contributed positively. The country strategy is primarily implemented via interest rate swaps and/or futures.

Our duration strategy dampened relative results as well. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Bottom-up individual issue selection generated mixed results. Our emerging markets debt selection strategy detracted, while our government/swaps selection strategy and corporate selection strategy contributed positively. The emerging markets debt selection strategy implements directional, relative value and idiosyncratic trade ideas in local and external emerging market rates and corporate bonds. The government/swaps selection strategy identifies local relative value anomalies and opportunities within government bond markets. The corporate selection strategy is primarily implemented via cash rate bonds and credit default swaps (mainly index swaps). Individual issue selection strategies reflect any active views we take on a particular sector.

Contributing positively to the Fund’s performance was our currency strategy. Overweights relative to the Bloomberg Barclays Index in the Czech koruna and Polish zloty versus the euro added the most value. This trade expressed the confidence we had in the improved health of the Eurozone. Due to ongoing quantitative easing by the European Central Bank, we wished to express this view through currencies such as the Czech koruna and Polish zloty both because of their trade linkages to the Eurozone’s economic growth and because of what we viewed as their supportive balance of payments. The Fund’s currency strategy primarily implements relative value positions in developed and emerging market currencies, using valuation relative to short- and medium-term fundamentals.

16

PORTFOLIO RESULTS

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our cross-sector strategy detracted due primarily to the Fund’s underweight positions in investment grade corporate bonds and emerging markets debt, as each of these sectors outperformed the Bloomberg Barclays Index during the Reporting Period as a whole and particularly in September 2017. Within our emerging markets debt selection strategy, which detracted, the Fund’s overweight exposure to external debt in China hurt most.

Our government/swaps selection strategy contributed positively to relative performance, with several trades boosting results. These included the Fund’s U.K. curve steepener trade, which was held throughout the Reporting Period. The Fund’s exposure to U.K. inflation-linked medium-dated swaps also contributed positively to performance, a position we closed at the beginning of August 2017. (A steepening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities widens.)

Within our corporate selection strategy, selection amongst investment grade financials issuers, such as UniCredit, Santander and BNP Paribas, proved particularly beneficial. Our selection amongst investment grade utilities issuers, such as Exelon and EDP Energy, also added notable value.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning detracted from its results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. That said, we maintained a short U.S. duration position relative to the Bloomberg Barclays Index throughout the Reporting Period. Despite three interest rate increases by the Fed in 2017 year-to-date, good economic growth but low inflation in the U.S. led to rallying intermediate- and long-term U.S. Treasury rates, thus causing the Fund’s duration positioning to detract.

We remained neutral to European rates during the Reporting Period and toward the end of the Reporting Period introduced a modest short Japanese rate position.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities[1] to implement our views in the Fund.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes. While the use of derivatives generated mixed results during the Reporting Period, as described earlier, overall, they had a negative impact on the Fund’s results.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we tactically adjusted the Fund’s U.S. duration position during the Reporting Period as market conditions and central bank policy shifted. We also introduced a small short Japanese interest rate position in late September 2017.

[1]	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

17

PORTFOLIO RESULTS

From a sector perspective, on a market-value weighted basis, we reduced the Fund’s underweight to investment grade corporate bonds during the second calendar quarter and then increased the underweight during the third calendar quarter. Also, during the Reporting Period, we reduced the Fund’s underweight to emerging markets debt. In our view, emerging markets have been supported by a reduced likelihood of protectionist U.S. policies and by continued strength of countries such as Indonesia, Mexico and China.

From a country perspective, on a market-value weighted basis, we increased the Fund’s exposure relative to the Bloomberg Barclays Index to the U.S. and decreased its relative weightings in Japan, Sweden and the Eurozone overall. Within the Eurozone, we increased relative exposure to Germany and decreased relative exposures to France, Spain and Italy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, we implemented the following change in an effort to improve the coordination amongst our interest rate management strategies, including cross-macro. Gilberto Marcheggiano, Vice President, assumed responsibility of the cross-macro team from Jonathan Bayliss. Gilberto has 11 years of industry experience. Gilberto reports to Jonathan Bayliss, head of macro rates. Macro rates includes the duration, country and cross-macro strategies.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2017?

A	At the end of September 2017, on a market-value weighted basis, the Fund had overweighted allocations relative to the Bloomberg Barclays Index in asset-backed securities and, to a much lesser degree, in quasi-government securities and residential mortgage-backed securities. The Fund had underweighted exposures relative to the Bloomberg Barclays Index in government securities, and, to lesser degrees, in investment grade corporate bonds, emerging markets debt and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had a rather neutrally weighted position relative to the Bloomberg Barclays Index in commercial mortgage-backed securities and had no position in high yield corporate bonds at the end of the Reporting Period. The Fund also maintained a position in cash at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Bloomberg Barclays Index in the U.S. and Japan. The Fund was underweight compared to the Bloomberg Barclays Index in the U.K., Australia and the emerging markets and the Eurozone overall. Within the Eurozone, the Fund was overweight Germany, underweight France and Italy and rather neutral to the remaining markets at the end of the Reporting Period. Within the emerging markets, the Fund was most underweight the Asian emerging markets. The Fund was relatively neutrally weighted at the end of the Reporting Period to Canada, Denmark, Norway and Sweden. The Fund had a shorter duration than the Bloomberg Barclays Index at the end of the Reporting Period.

18

FUND BASICS

Global Income Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Global Aggregate Bond (Gross, USD, Hedged) Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.17%	1.77%	0.34%	0.19%
Class C	0.81	1.77	-0.22	-0.54
Institutional	1.34	1.77	0.65	0.54
Service	1.09	1.77	0.23	0.04
Investor	1.29	1.77	0.57	0.45
Class R6	1.34	1.77	0.66	0.55

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Global Aggregate Bond (Gross, USD, Hedged) Index, an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

19

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.24%	1.89%	3.59%	5.10%	8/2/91
Class C	-2.20	1.91	3.21	3.74	8/15/97
Institutional	-0.16	3.02	4.34	5.48	8/1/95
Service	-0.74	2.43	3.77	4.42	3/12/97
Investor	-0.25	2.91	N/A	3.41	7/30/10
Class R6	-0.14	N/A	N/A	2.66	7/31/15

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Investor and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.03%	1.13%
Class C	1.79	1.88
Institutional	0.69	0.79
Service	1.19	1.29
Investor	0.78	0.88
Class R6	0.68	0.77

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

20

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/17	as of 3/31/17
U.S. Dollar	54.2%	51.4%
Japanese Yen	19.2	22.6
Euro	14.4	19.8
British Pound	3.1	3.5
Canadian Dollar	2.1	1.9
South African Rand	0.7	0.6
Thai Baht	0.5	0.0
South Korean Won	0.4	0.4
Swedish Krona	0.4	0.3
Mexican Peso	0.4	0.2
Australian Dollar	0.3	0.3
Danish Krone	0.1	0.1
Czech Koruna	0.1	0.1
Russian Ruble	0.1	0.0

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

21

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor (formerly Class IR Shares), R and R6 Shares generated cumulative total returns, without sales charges, of -0.42%, -0.88%, -0.25%, -0.29%, -0.64% and -0.24%, respectively. These returns compare to the 0.59% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our country strategy, wherein we trade based on our analysis of relative value rates across global interest rate markets, detracted most from the Fund’s performance during the Reporting Period. One of the primary trades undertaken in this strategy during the Reporting Period was its long Canadian rates versus short U.S. rates position. This trade detracted from results, as there was an abrupt shift to more hawkish rhetoric from the Bank of Canada and a subsequent interest rate hike, which, in turn, led to a sell-off in Canadian rates. (Hawkish rhetoric tends to suggest higher interest rates; opposite of dovish.)

The Fund’s duration strategy detracted from its performance, however, yield curve positioning added value. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Conversely, our currency strategy was the best performing top-down strategy during the Reporting Period. Long positions in the Polish zloty, Swedish krona and Czech koruna versus the euro proved especially beneficial. We viewed these currencies as proxies for improving European economic growth, which came to fruition on the back of improving economic data coming from the region.

Individual issue selection produced mixed results. These strategies reflect any active views we take on particular sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the municipal bond sector detracted from the Fund’s results during the Reporting Period. The Fund held various positions within tax-exempt Puerto Rico municipal bonds. These bonds performed poorly following Governor Ricardo’s initiation of the Commonwealth to enter a Title III restructuring. Market expectations of the negative economic impact from Hurricane Maria added to these bonds’ headwinds. (Title III is an in-court debt restructuring process akin to U.S. bankruptcy protection, since Puerto Rico is barred from using Chapter 9 of the U.S. federal bankruptcy code reserved for insolvent public entities. It should be noted that this action was taken on May 3, 2017, well before the devastation caused by Hurricane Maria.)

Issue selection within the emerging markets debt sector also dampened the Fund’s results during the Reporting Period. The Fund held a short position in emerging markets debt through the use of credit default swap indices. As emerging markets debt performed well during the Reporting Period, outpacing the broad fixed income market, as measured by the Bloomberg Barclays Aggregate Bond Index, this positioning hurt the Fund’s performance. (A credit default swap index is

22

PORTFOLIO RESULTS

a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. Unlike a credit default swap, which is an over the counter credit derivative, a credit default swap index is a completely standardized credit security and may therefore be more liquid.)

Conversely, issue selection within the securitized sector added value during the Reporting Period. Most of the performance derived from the Fund’s positions in non-agency mortgage-backed securities and senior Federal Family Education Loan Program (“FFELP”) asset-backed securities. We believe FFELP asset-backed securities are among the most compelling investments in the securitized sector, as they are secured by loans that are at least 97% guaranteed by the U.S. Department of Education and benefit from additional credit enhancement. During the Reporting Period, the securitized sector broadly and these securities in particular experienced spread tightening, or a narrowing of the yield differential to U.S. Treasuries, which helped drive their strong performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s tactical duration positioning detracted modestly from results during the Reporting Period. While we tactically adjusted the Fund’s duration position as market conditions shifted throughout, we kept a short U.S. interest rate position in the Fund during the Reporting Period. During the Reporting Period, U.S. Treasury yields pushed higher at the front, or short-term, end of the yield curve in response to interest rate hikes by the Federal Reserve (the “Fed”). However, the intermediate and long-term ends of the U.S. Treasury yield curve rallied, or moved lower, on political uncertainty, increased geopolitical risks and fewer positive economic surprises. In particular, soft inflation data throughout 2017 year-to-date weighed on market expectations for further interest rate hikes by the Fed. While we recognized recent weakness in inflation, we maintained the Fund’s underweight U.S. duration position given our expectations that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S. We also expected inflation to rebound from recent weakness should wage growth begin to emerge. Further, as mentioned earlier, we positioned the Fund to take advantage of relative value positions across global interest rates, which detracted from results during the Reporting Period.

The Fund’s yield curve positioning boosted the Fund’s performance during the Reporting Period. The Fund was positioned for yield curve steepening in the U.S., U.K. and Canada. Particularly positive performance came from yield curve steepening in the U.K. yield curve. (A steepening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities widens.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities with the same maturity but of different quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

In the country strategy, the team primarily uses swaps/ futures to express relative value trades in the interest rates of two separate countries. The country strategy overall detracted from the Fund’s performance during the Reporting Period. The duration strategy, implemented through derivatives as described above, also detracted from Fund performance during the Reporting Period. The use of a credit default swap

23

PORTFOLIO RESULTS

index to gain exposure to emerging markets debt, as already mentioned, detracted as well. The currency strategy, implemented primarily through the use of currency forwards, contributed positively to the Fund’s performance during the Reporting Period. Overall, derivatives had a negative impact on the fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors.

Positioning throughout the Reporting Period remained consistent with themes we have been focusing on for some time now. Most risk was allocated across the Fund’s top-down, or macro, currency and country strategies with the balance allocated across our sector strategies.

In our macro strategies, we positioned the Fund to be short U.S. interest rates, as the Fed’s comments led to hawkish sentiment by the consensus. (Hawkish tends to suggest higher interest rates; opposite of dovish.) We also believed the European Central Bank was likely to remain accommodative and expressed this view by being long European rates versus short U.S. rates within the Fund. From a currency perspective, we ended the Reporting Period short the U.S. dollar. We instead increased the Fund’s long positions in various emerging market currencies given a backdrop of solid global economic growth, low inflation and contained volatility, which we view as supportive of risk assets.

From a sector perspective, we maintained the Fund’s modest exposure to corporate credit during the Reporting Period, as we believe the U.S. is in the late stages of the credit cycle. We instead focused credit exposure in the securitized credit space. While we think an improving earnings cycle may bolster the ability of companies to protect credit metrics, we were cautious in the Fund’s exposure at this late stage of the cycle and given what we believe are high levels of leverage, which have been hovering around historical highs. We also saw scope for a pickup in political and policy uncertainty, which could serve as a catalyst for broader market volatility and weigh on corporate credit markets going forward.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2017?

A	At the end of September 2017, the Fund had the majority of its total net assets invested in collateralized loan obligations, asset-backed securities, emerging markets debt and non-agency residential mortgage-backed securities. The Fund also had modest exposure at the end of the Reporting Period to quasi-government securities, commercial mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, corporate bank loans, municipal bonds and equities. The Fund had a significant position in cash at the end of the Reporting Period.

At the end of the Reporting Period, the Fund’s largest duration position was its short duration position in the U.S. The Fund also had a short duration position in the U.K., a rather neutral duration position in Japan, and long duration positions in Europe and Canada.

24

FUND BASICS

Strategic Income Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.42%	0.59%	1.44%	1.43%
Class C	-0.88	0.59	0.62	0.62
Institutional	-0.25	0.59	1.63	1.63
Investor	-0.29	0.59	1.61	1.60
Class R	-0.64	0.59	1.10	1.10
Class R6	-0.24	0.59	1.64	1.63

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

25

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	-2.16%	0.91%	1.86%	6/30/10
Class C	-0.03	0.95	1.65	6/30/10
Institutional	1.97	2.04	2.75	6/30/10
Investor	1.88	1.95	2.65	6/30/10
Class R	1.41	1.45	2.14	6/30/10
Class R6	1.99	N/A	0.80	7/31/15

[4]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.93%	0.93%
Class C	1.68	1.68
Institutional	0.59	0.59
Investor	0.68	0.68
Class R	1.18	1.18
Class R6	0.58	0.58

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

26

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

27

GOLDMAN SACHS BOND FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 28.6%
Agriculture – 1.6%
BAT Capital Corp.(a)(b)
$4,100,000	3.222%		08/15/24	$4,110,102
3,900,000	3.557		08/15/27	3,939,204
Reynolds American, Inc.
700,000	4.850		09/15/23	768,291
1,375,000	4.450	(a)	06/12/25	1,473,779

				10,291,376

Automotive – 0.6%
Ford Motor Credit Co. LLC
2,175,000	5.875		08/02/21	2,419,266
General Motors Financial Co., Inc.
1,050,000	3.500		07/10/19	1,075,412

				3,494,678

Banks – 7.4%
Bank of America Corp.
625,000	4.125		01/22/24	664,915
575,000	4.000		04/01/24	607,461
1,300,000	3.248	(a)	10/21/27	1,273,953
1,225,000	4.183	(a)	11/25/27	1,269,683
100,000	6.110		01/29/37	125,034
(3M USD LIBOR + 0.660%)
1,850,000	2.369	(a)(c)	07/21/21	1,850,137
(3M USD LIBOR + 1.575%)
1,250,000	3.824	(a)(c)	01/20/28	1,285,256
Barclays PLC
575,000	5.200		05/12/26	615,053
225,000	4.950		01/10/47	245,894
Capital One Financial Corp.(a)
700,000	4.200		10/29/25	719,322
Citigroup, Inc.
925,000	4.125		07/25/28	951,769
Compass Bank
475,000	5.500		04/01/20	501,524
Credit Suisse Group AG(a)(b)
475,000	4.282		01/09/28	494,768
Credit Suisse Group Funding Guernsey Ltd.
250,000	3.750		03/26/25	254,656
Deutsche Bank AG
225,000	2.500		02/13/19	226,323
HSBC Holdings PLC(a)(c) (3M USD LIBOR + 1.055%)
1,150,000	3.262		03/13/23	1,173,777
ING Bank NV(a)(c) (5 year USD ICE Swap + 2.700%)
700,000	4.125		11/21/23	712,600
ING Groep NV
425,000	3.150		03/29/22	433,087
Intesa Sanpaolo SpA
950,000	3.875		01/16/18	955,245
JPMorgan Chase & Co.(a)
1,075,000	2.972		01/15/23	1,091,695
1,200,000	3.625		12/01/27	1,203,461
(3M USD LIBOR + 1.360%)
425,000	3.882	(c)	07/24/38	428,455
(3M USD LIBOR + 3.800%)
1,075,000	5.300	(c)	05/01/49	1,120,688
Kreditanstalt fuer Wiederaufbau
12,490,000	1.500		09/09/19	12,454,528

Corporate Obligations – (continued)
Banks – (continued)
Macquarie Bank Ltd.(b)
88,000	6.625		04/07/21	98,828
Mitsubishi UFJ Financial Group, Inc.
525,000	2.950		03/01/21	533,403
250,000	3.850		03/01/26	260,085
Mizuho Financial Group, Inc.(b)
850,000	2.632		04/12/21	849,301
Morgan Stanley, Inc.
325,000	3.875		04/29/24	340,116
1,050,000	3.700		10/23/24	1,087,772
50,000	4.000		07/23/25	52,713
(3M USD LIBOR + 1.400%)
1,550,000	2.713	(a)(c)	10/24/23	1,585,233
Santander Bank NA
400,000	8.750		05/30/18	417,697
Sumitomo Mitsui Financial Group, Inc.
1,525,000	2.784		07/12/22	1,530,906
975,000	4.436	(b)	04/02/24	1,032,296
UBS Group Funding Switzerland AG(b)
1,275,000	4.125		09/24/25	1,341,183
UniCredit SpA(b)
2,050,000	3.750		04/12/22	2,101,383
Wells Fargo & Co.
3,375,000	3.000		10/23/26	3,300,248
Westpac Banking Corp.(a)(c)
(5 year USD ICE Swap + 2.888%)
575,000	5.000		12/31/99	574,379
(5 year USD ICE Swap + 2.236%)
775,000	4.322		11/23/31	796,242

				46,561,069

Beverages – 0.8%
Anheuser-Busch InBev Finance, Inc.(a)
2,425,000	2.650		02/01/21	2,464,384
1,400,000	3.650		02/01/26	1,448,317
225,000	4.900		02/01/46	254,153
Molson Coors Brewing Co.(a)
300,000	2.100		07/15/21	295,805
Suntory Holdings Ltd.(b)
550,000	2.550		09/29/19	554,736

				5,017,395

Chemicals – 0.5%
LyondellBasell Industries NV(a)
300,000	5.000		04/15/19	311,278
The Sherwin-Williams Co.
725,000	2.250		05/15/20	727,869
225,000	2.750	(a)	06/01/22	226,515
200,000	3.125	(a)	06/01/24	201,005
1,125,000	3.450	(a)	06/01/27	1,132,823
Westlake Chemical Corp.(a)
325,000	3.600		08/15/26	324,583

				2,924,073

Commercial Services – 0.1%
Rensselaer Polytechnic Institute
350,000	5.600		09/01/20	376,764

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Computers(a) – 0.2%
Dell International LLC/EMC Corp.(b)
$375,000	5.450%		06/15/23	$410,400
Hewlett Packard Enterprise Co.
525,000	4.900		10/15/25	555,380

				965,780

Diversified Financial Services – 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,150,000	4.625		07/01/22	1,232,610
Discover Financial Services(a)
900,000	3.750		03/04/25	903,534
GE Capital International Funding Co.
551,000	4.418		11/15/35	599,156
International Lease Finance Corp.(b)
575,000	7.125		09/01/18	602,051
Synchrony Financial(a)
1,675,000	3.000		08/15/19	1,702,380

				5,039,731

Electrical – 0.7%
Consumers Energy Co.(a)
850,000	3.950		05/15/43	881,100
Duke Energy Corp.(a)
1,175,000	3.150		08/15/27	1,164,842
Enel Finance International NV(b)
825,000	2.875		05/25/22	830,345
Puget Sound Energy, Inc.(a)(c) (3M USD LIBOR + 2.530%)
600,000	6.974		06/01/67	585,000
The Southern Co.(a)
1,025,000	2.350		07/01/21	1,019,299

				4,480,586

Food & Drug Retailing(a) – 0.3%
Kraft Heinz Foods Co.
525,000	2.800		07/02/20	534,485
325,000	3.950		07/15/25	334,738
700,000	4.375		06/01/46	691,203

				1,560,426

Gaming – 0.1%
MGM Resorts International
475,000	6.750		10/01/20	523,094

Healthcare Providers & Services – 1.0%
Aetna, Inc.(a)
400,000	2.800		06/15/23	402,460
Becton Dickinson & Co.
414,000	2.675		12/15/19	418,971
1,525,000	2.894	(a)	06/06/22	1,529,962
1,475,000	3.363	(a)	06/06/24	1,488,761
475,000	4.685	(a)	12/15/44	502,112
CHS/Community Health Systems, Inc.(a)
100,000	8.000		11/15/19	97,500
Thermo Fisher Scientific, Inc.(a)
800,000	3.000		04/15/23	813,220
UnitedHealth Group, Inc.
450,000	4.625		07/15/35	515,736
500,000	6.875		02/15/38	709,618

				6,478,340

Corporate Obligations – (continued)
Insurance – 1.1%
American International Group, Inc.(a)
450,000	3.750		07/10/25	464,718
600,000	4.800		07/10/45	654,711
Brighthouse Financial, Inc.(a)(b)
600,000	3.700		06/22/27	589,125
MetLife, Inc.
150,000	4.050		03/01/45	152,480
Reliance Standard Life Global Funding II(b)
675,000	2.500		01/15/20	678,105
Teachers Insurance & Annuity Association of America(b)
295,000	4.900		09/15/44	333,168
The Chubb Corp.(a)(c) (3M USD LIBOR + 2.250%)
500,000	3.554		03/29/67	497,250
The Dai-ichi Life Insurance Co. Ltd.(a)(b)(c) (3M USD LIBOR + 3.660%)
800,000	4.000		07/23/49	792,000
The Hartford Financial Services Group, Inc.
150,000	5.125		04/15/22	166,216
The Northwestern Mutual Life Insurance Co.(b)
800,000	6.063		03/30/40	1,052,393
500,000	3.850	(a)	09/30/47	494,336
XLIT Ltd.
775,000	4.450		03/31/25	793,600

				6,668,102

Internet(a) – 0.7%
Amazon.com, Inc.
1,650,000	3.300		12/05/21	1,719,624
Expedia, Inc.(b)
975,000	3.800		02/15/28	966,239
Symantec Corp.(b)
900,000	5.000		04/15/25	940,359
The Priceline Group, Inc.
1,000,000	3.600		06/01/26	1,016,733

				4,642,955

Machinery-Diversified(a) – 0.2%
Roper Technologies, Inc.
475,000	3.000		12/15/20	484,623
800,000	3.800		12/15/26	823,489

				1,308,112

Media – 0.7%
21st Century Fox America, Inc.
1,125,000	4.000		10/01/23	1,192,646
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
275,000	4.464		07/23/22	290,957
925,000	4.908		07/23/25	988,840
NBCUniversal Media LLC
458,000	4.450		01/15/43	487,226
SFR Group SA(a)(b)
1,000,000	6.000		05/15/22	1,043,750
Time Warner Cable LLC
225,000	5.000		02/01/20	237,879

				4,241,298

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Mining(b) – 0.5%
Glencore Finance Canada Ltd.
$880,000	2.700%		10/25/17	$880,308
650,000	4.250		10/25/22	684,042
Glencore Funding LLC
475,000	4.125		05/30/23	494,499
945,000	4.625		04/29/24	1,000,991

				3,059,840

Miscellaneous Manufacturing – 0.1%
General Electric Co.
MXN2,000,000	8.500		04/06/18	110,052
$200,000	6.150		08/07/37	265,204
172,000	5.875		01/14/38	225,078

				600,334

Oil Field Services – 1.7%
Anadarko Petroleum Corp.
475,000	8.700		03/15/19	518,410
330,000	3.450	(a)	07/15/24	327,496
300,000	5.550	(a)	03/15/26	335,052
250,000	6.450		09/15/36	295,749
Apache Corp.(a)
100,000	3.250		04/15/22	101,430
275,000	2.625		01/15/23	269,544
625,000	4.250		01/15/44	586,926
ConocoPhillips Co.(a)
150,000	4.200		03/15/21	159,523
155,000	3.350		11/15/24	159,403
Devon Energy Corp.(a)
250,000	3.250		05/15/22	252,958
380,000	5.600		07/15/41	415,871
EQT Corp.(a)
625,000	3.000		10/01/22	626,457
Halliburton Co.(a)
350,000	3.800		11/15/25	359,383
250,000	4.850		11/15/35	271,025
Petrobras Global Finance BV
20,000	8.750		05/23/26	24,071
440,000	7.375		01/17/27	484,550
303,000	5.999	(b)	01/27/28	303,000
230,000	6.850	(d)	06/05/15	218,414
Petroleos de Venezuela SA
5,140,000	6.000		10/28/22	1,470,040
640,000	5.375		04/12/27	192,000
Petroleos Mexicanos
19,000	6.375		02/04/21	20,762
EUR410,000	5.125		03/15/23	554,843
$980,000	6.500	(b)	03/13/27	1,086,066
16,000	5.500		06/27/44	14,880
10,000	6.375		01/23/45	10,190
610,000	6.750	(b)	09/21/47	649,284
Pioneer Natural Resources Co.(a)
525,000	3.450		01/15/21	536,799
410,000	3.950		07/15/22	430,842

				10,674,968

Corporate Obligations – (continued)
Pharmaceuticals – 1.5%
AbbVie, Inc.(a)
$550,000	2.500		05/14/20	556,590
Allergan Funding SCS
1,125,000	2.350		03/12/18	1,128,277
150,000	4.850	(a)	06/15/44	163,336
Bayer US Finance LLC(b)
1,025,000	3.000		10/08/21	1,044,466
EMD Finance LLC(a)(b)
1,500,000	2.950		03/19/22	1,524,587
Forest Laboratories LLC(a)(b)
278,000	4.375		02/01/19	285,089
425,000	5.000		12/15/21	464,483
Mylan NV(a)
1,675,000	3.950		06/15/26	1,705,325
Teva Pharmaceutical Finance Netherlands III BV
525,000	2.200		07/21/21	505,472
440,000	2.800		07/21/23	419,668
225,000	3.150		10/01/26	207,382
Valeant Pharmaceuticals International, Inc.(a)(b)
450,000	7.000		03/15/24	480,375
Zoetis, Inc.(a)
775,000	3.000		09/12/27	765,776

				9,250,826

Pipelines – 1.7%
Enbridge, Inc.(a)
325,000	3.500		06/10/24	330,031
Energy Transfer LP(a)
350,000	4.650		06/01/21	371,988
70,000	3.600		02/01/23	71,187
100,000	4.750		01/15/26	105,267
Enterprise Products Operating LLC(a)(c) (3M USD LIBOR + 3.708%)
1,075,000	5.018		08/01/66	1,075,537
Kinder Morgan Energy Partners LP(a)
1,025,000	3.500		09/01/23	1,036,224
300,000	4.250		09/01/24	311,329
Kinder Morgan, Inc.
1,175,000	3.050	(a)	12/01/19	1,196,248
500	7.750		01/15/32	642
Plains All American Pipeline LP/PAA Finance Corp.(a)
600,000	3.650		06/01/22	603,171
600,000	3.850		10/15/23	602,299
825,000	4.500		12/15/26	837,301
Sabine Pass Liquefaction LLC(a)
800,000	6.250		03/15/22	899,796
1,025,000	5.625		03/01/25	1,131,344
Sunoco Logistics Partners Operations LP(a)
200,000	4.250		04/01/24	206,370
Western Gas Partners LP(a)
525,000	3.950		06/01/25	527,434
Williams Partners LP(a)
915,000	3.600		03/15/22	945,373
600,000	3.900		01/15/25	612,340

				10,863,881

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trust – 1.5%
American Campus Communities Operating Partnership LP(a)
$800,000	3.750%		04/15/23	$823,390
American Tower Corp.
300,000	3.400		02/15/19	305,473
275,000	3.300	(a)	02/15/21	281,785
China Evergrande Group(a)
480,000	8.750		06/28/25	486,654
Crown Castle International Corp.
300,000	2.250	(a)	09/01/21	295,861
575,000	5.250		01/15/23	635,450
450,000	3.200	(a)	09/01/24	447,864
925,000	3.650	(a)	09/01/27	924,492
DDR Corp.(a)
540,000	3.625		02/01/25	524,973
Education Realty Operating Partnership LP(a)
750,000	4.600		12/01/24	773,398
MPT Operating Partnership LP/MPT Finance Corp.(a)
585,000	5.000		10/15/27	599,625
National Retail Properties, Inc.(a)
400,000	4.000		11/15/25	410,123
Select Income REIT(a)
125,000	2.850		02/01/18	125,285
Trust F/1401(a)(b)
300,000	5.250		12/15/24	319,140
VEREIT Operating Partnership LP(a)
575,000	3.000		02/06/19	579,312
750,000	4.125		06/01/21	784,123
250,000	4.875		06/01/26	268,437
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(b)
900,000	3.750		09/17/24	917,488

				9,502,873

Retailing(a) – 0.6%
Alimentation Couche-Tard, Inc.(b)
575,000	2.700		07/26/22	576,863
250,000	3.550		07/26/27	252,107
CVS Health Corp.
425,000	3.500		07/20/22	442,118
1,525,000	3.375		08/12/24	1,558,210
Dollar Tree, Inc.
50,000	5.250		03/01/20	51,375
150,000	5.750		03/01/23	158,062
Sally Holdings LLC/Sally Capital, Inc.
450,000	5.625		12/01/25	459,000
Walgreens Boots Alliance, Inc.
200,000	2.700		11/18/19	202,732

				3,700,467

Semiconductors(a)(b) – 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd.
1,175,000	3.000		01/15/22	1,194,601
1,375,000	3.625		01/15/24	1,412,643
50,000	3.875		01/15/27	51,499

				2,658,743

Software(a) – 0.5%
Fidelity National Information Services, Inc.
558,000	3.625		10/15/20	581,055

Corporate Obligations – (continued)
Software(a) – (continued)
Fiserv, Inc.
675,000	2.700		06/01/20	682,805
Microsoft Corp.
800,000	3.125		11/03/25	821,948
Oracle Corp.
775,000	2.500		05/15/22	786,389

				2,872,197

Sovereign – 0.1%
NCUA Guaranteed Notes Series A4
600,000	3.000		06/12/19	612,960

Supranational – 0.1%
Inter-American Development Bank
700,000	1.000		02/27/18	697,607

Telecommunication Services – 2.9%
AT&T, Inc.(a)
250,000	2.800		02/17/21	252,977
1,250,000	3.200		03/01/22	1,274,801
1,375,000	3.000		06/30/22	1,388,387
775,000	3.600		02/17/23	797,387
400,000	4.450		04/01/24	424,415
175,000	3.950		01/15/25	179,746
2,150,000	3.400		05/15/25	2,120,762
600,000	4.125		02/17/26	615,652
1,200,000	3.900		08/14/27	1,202,336
Cisco Systems, Inc.
650,000	2.200		02/28/21	653,768
Digicel Ltd.(a)(b)
800,000	6.750		03/01/23	785,000
Nokia OYJ
579,000	4.375		06/12/27	595,971
Sprint Communications, Inc.(b)
250,000	7.000		03/01/20	273,438
Telecom Italia Capital SA
50,000	7.200		07/18/36	61,750
Telefonica Emisiones SAU
600,000	5.134		04/27/20	643,615
150,000	5.462		02/16/21	164,412
Verizon Communications, Inc.
981,000	2.946		03/15/22	997,622
2,875,000	5.150		09/15/23	3,222,782
1,775,000	4.150	(a)	03/15/24	1,879,256
700,000	2.625		08/15/26	657,353
100,000	4.125		03/16/27	104,341
50,000	4.125		08/15/46	45,453
50,000	4.862		08/21/46	50,683

				18,391,907

Trucking & Leasing(b) – 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.
500,000	2.875		07/17/18	504,663
750,000	3.050	(a)	01/09/20	764,262

				1,268,925

TOTAL CORPORATE OBLIGATIONS
(Cost $176,180,561)				$178,729,307

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 29.0%
Adjustable Rate Non-Agency(c) – 2.2%
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3 (1M USD LIBOR + 0.250%)
$1,905,531	1.484%	11/25/36	$1,348,094
Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(b)(e) (3 M EURIBOR + 2.750%)
EUR 943,821	2.750	04/20/20	1,107,136
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1 (1M LIBOR + 0.140%)
$431,378	1.377	07/25/47	402,343
DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A (1M USD LIBOR + 0.200%)
1,751,691	1.431	10/19/36	1,565,171
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 (1M USD LIBOR + 3.300%)
260,000	4.534	10/25/27	288,326
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M3 (1M USD LIBOR + 3.250%)
1,000,000	4.484	05/25/25	1,094,025
FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1 (1M USD LIBOR + 1.200%)
6,764	2.434	07/25/24	6,770
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B (12M MTA + 1.200%)
238,246	2.030	12/25/46	240,525
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2(b) (1M USD LIBOR + 0.950%)
550,000	2.181	04/10/19	550,012
Mortgage Repurchase Agreement Financing Trust Series 2017-1, Class A1(b) (1M USD LIBOR + 0.850%)
4,150,000	2.081	07/10/19	4,151,066
Mortgage Repurchase Agreement Financing Trust Series 2017-2, Class A1(b) (1M USD LIBOR + 0.550%)
2,250,000	1.781	08/12/19	2,250,182
Station Place Securitization Trust Series 2015-2, Class A(b) (1M USD LIBOR + 1.050%)
589,528	2.279	05/15/18	589,528

TOTAL ADJUSTABLE RATE NON-AGENCY			$13,593,178

Collateralized Mortgage Obligations – 1.5%
Interest Only(f) – 1.3%
FHLMC REMIC Series 4314, Class SE(c) (-1x1M LIBOR + 6.050%)
1,076,792	4.816	03/15/44	187,266
FHLMC REMIC Series 4320, Class SD(c) (-1x1M LIBOR + 6.100%)
324,312	4.866	07/15/39	50,740
FHLMC REMIC Series 4326, Class GS(c) (-1x1M LIBOR + 6.050%)
588,475	4.816	04/15/44	101,622
FHLMC REMIC Series 4431, Class ST(c) (-1x1M LIBOR + 6.100%)
755,238	4.873	01/15/45	150,499
FHLMC REMIC Series 4583, Class ST(c) (-1x1M LIBOR + 6.000%)
2,123,231	4.766	05/15/46	405,068
FHLMC STRIPS Series 304, Class C45
385,986	3.000	12/15/27	35,533
FNMA REMIC Series 2010-126, Class LS(c) (-1x1M LIBOR + 5.000%)
1,110,972	3.768	11/25/40	166,976

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
FNMA REMIC Series 2011-124, Class SC(c) (1M LIBOR + 6.550%)
$604,959	5.316%	12/25/41	$111,590
FNMA REMIC Series 2012-5, Class SA(c) (-1x1M LIBOR + 5.950%)
807,072	4.716	02/25/42	137,669
FNMA REMIC Series 2012-88, Class SB(c) (-1x1M LIBOR + 6.670%)
544,310	5.436	07/25/42	101,269
FNMA REMIC Series 2013-121, Class SA(c) (-1x1M LIBOR + 6.100%)
687,272	4.866	12/25/43	109,035
FNMA REMIC Series 2013-130, Class SN(c) (-1x1M LIBOR + 6.650%)
1,132,924	5.413	10/25/42	218,908
FNMA REMIC Series 2013-96, Class SW(c) (-1x1M LIBOR + 6.100%)
310,156	4.866	09/25/43	50,027
FNMA REMIC Series 2014-6, Class SA(c) (-1x1M LIBOR + 6.600%)
615,278	5.366	02/25/44	113,925
FNMA REMIC Series 2014-87, Class MS(c) (-1x1M LIBOR + 6.250%)
1,068,421	5.016	01/25/45	175,160
FNMA REMIC Series 2015-28, Class PS(c) (-1x1M LIBOR + 5.600%)
1,798,701	4.366	08/25/44	267,003
FNMA REMIC Series 2015-79, Class SA(c) (-1x1M LIBOR + 6.250%)
572,401	5.016	11/25/45	95,993
FNMA REMIC Series 2015-81, Class SA(c) (-1x1M LIBOR + 5.700%)
2,109,967	4.466	11/25/45	300,967
FNMA REMIC Series 2015-82, Class MS(c) (-1x1M LIBOR + 5.700%)
699,510	4.466	11/25/45	101,329
FNMA REMIC Series 2015-86, Class BS(c) (-1x1M LIBOR + 5.700%)
327,023	4.463	11/25/45	46,682
FNMA REMIC Series 2016-1, Class SJ(c) (-1x1M LIBOR + 6.150%)
1,552,151	4.913	02/25/46	301,946
FNMA REMIC Series 2016-3, Class IP
1,468,306	4.000	02/25/46	296,681
FNMA REMIC Series 2016-69, Class BS(c) (-1x1M LIBOR + 6.100%)
3,474,940	4.866	10/25/46	531,440
GNMA REMIC Series 2010-101, Class S(c) (-1x1M LIBOR + 6.000%)
594,263	4.764	08/20/40	96,072
GNMA REMIC Series 2010-20, Class SE(c) (-1x1M LIBOR + 6.250%)
1,245,314	5.014	02/20/40	209,123
GNMA REMIC Series 2010-31, Class SA(c) (-1x1M LIBOR + 5.750%)
467,509	4.514	03/20/40	68,984

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
GNMA REMIC Series 2012-149, Class MS(c) (-1x1M LIBOR + 6.250%)
$133,063	5.014%	12/20/42	$22,227
GNMA REMIC Series 2013-113, Class SD(c) (-1x1M LIBOR + 6.700%)
459,385	5.466	08/16/43	81,559
GNMA REMIC Series 2013-134, Class DS(c) (-1x1M LIBOR + 6.100%)
170,501	4.864	09/20/43	27,526
GNMA REMIC Series 2013-152, Class SG(c) (-1x1M LIBOR + 6.150%)
534,206	4.914	06/20/43	87,630
GNMA REMIC Series 2013-167, Class SG(c) (-1x1M LIBOR + 6.150%)
248,310	4.914	11/20/43	40,484
GNMA REMIC Series 2013-181, Class SA(c) (-1x1M LIBOR + 6.100%)
707,587	4.864	11/20/43	117,409
GNMA REMIC Series 2014-132, Class SL(c) (-1x1M LIBOR + 6.100%)
879,911	4.864	10/20/43	128,178
GNMA REMIC Series 2014-133, Class BS(c) (-1x1M LIBOR + 5.600%)
430,906	4.364	09/20/44	60,607
GNMA REMIC Series 2014-162, Class SA(c) (-1x1M LIBOR + 5.600%)
407,474	4.364	11/20/44	57,087
GNMA REMIC Series 2014-188, Class IB
1,032,151	4.000	12/20/44	151,868
GNMA REMIC Series 2014-41, Class SA(c) (-1x1M LIBOR + 6.100%)
192,737	4.864	03/20/44	31,865
GNMA REMIC Series 2015-110, Class MS(c) (-1x1M LIBOR + 5.710%)
2,918,943	4.474	08/20/45	424,195
GNMA REMIC Series 2015-111, Class IM
1,259,649	4.000	08/20/45	198,649
GNMA REMIC Series 2015-117, Class KI
1,937,853	5.000	08/20/45	407,318
GNMA REMIC Series 2015-119, Class SN(c) (-1x1M LIBOR + 6.250%)
593,823	5.014	08/20/45	100,678
GNMA REMIC Series 2015-123, Class SP(c) (-1x1M LIBOR + 6.250%)
624,654	5.014	09/20/45	104,258
GNMA REMIC Series 2015-126, Class HS(c) (-1x1M LIBOR + 6.200%)
273,002	4.964	09/20/45	44,462
GNMA REMIC Series 2015-14, Class IO
929,318	5.000	10/20/44	196,220
GNMA REMIC Series 2015-167, Class AS(c) (-1x1M LIBOR + 6.250%)
461,580	5.014	11/20/45	73,640
GNMA REMIC Series 2015-168, Class SD(c) (-1x1M LIBOR + 6.200%)
290,485	4.964	11/20/45	47,199

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
GNMA REMIC Series 2015-57, Class AS(c) (-1x1M LIBOR + 5.600%)
2,395,682	4.364	04/20/45	336,886
GNMA REMIC Series 2015-64, Class SG(c) (-1x1M LIBOR + 5.600%)
1,483,102	4.364	05/20/45	249,291
GNMA REMIC Series 2016-109, Class IH
1,788,318	4.000	10/20/45	284,289
GNMA REMIC Series 2016-27, Class IA
945,614	4.000	06/20/45	131,220
GNMA REMIC Series 2016-4, Class SM(c) (-1x1M LIBOR + 5.650%)
990,424	4.414	01/20/46	137,403
GNMA REMIC Series 2016-6, Class SB(c) (-1x1M LIBOR + 5.650%)
806,029	4.414	01/20/46	113,986

			8,087,641

Planned Amortization Class – 0.0%
FNMA REMIC Series 2005-70, Class PA
77,497	5.500	08/25/35	86,497

Regular Floater – 0.0%
FNMA REMIC Series 2011-63, Class FG(c) (1M LIBOR + 0.450%)
151,660	1.684	07/25/41	152,446

Sequential Fixed Rate – 0.2%
FNMA REMIC Series 2011-52, Class GB
599,184	5.000	06/25/41	657,477
FNMA REMIC Series 2012-111, Class B
52,524	7.000	10/25/42	60,418
FNMA REMIC Series 2012-153, Class B
145,888	7.000	07/25/42	169,266

			887,161

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$9,213,745

Federal Agencies – 25.3%
Adjustable Rate FHLMC (12M USD LIBOR + 1.771%) – 0.0%
$44,837	3.041%	09/01/35	$47,351

FHLMC – 1.2%
1,470	5.000	05/01/18	1,507
182,358	6.000	08/01/27	205,142
18,504	5.000	08/01/33	20,249
3,441	5.000	09/01/33	3,765
4,748	5.000	10/01/33	5,196
2,649	6.000	12/01/33	3,028
4,638	5.000	11/01/34	5,077
260,163	5.000	12/01/34	284,728
6,956	5.000	07/01/35	7,613
3,380	5.000	11/01/35	3,698
33,004	6.500	08/01/37	38,465
109,105	6.500	10/01/37	128,099
21,465	6.500	09/01/38	24,588
189,121	6.000	01/01/39	214,198
180,126	7.000	02/01/39	209,674

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$49,650	5.000%	03/01/39		$54,060
11,090	5.000	05/01/39		12,075
30,693	5.000	04/01/40		33,777
6,099	5.000	08/01/40		6,682
701,019	5.500	08/01/40		776,584
73,798	4.000	02/01/41		78,135
1,786	5.000	04/01/41		1,964
4,943	5.000	06/01/41		5,416
466,884	3.500	06/01/45		484,902
369,733	3.500	10/01/45		383,887
3,434,054	3.500	03/01/46		3,563,905
881,226	3.500	06/01/46		918,815

				7,475,229

FNMA – 12.5%
1,000,000	5.000	TBA-30yr	(g)	1,091,094
15,429	6.000	06/01/21		16,312
33,031	5.000	08/01/23		34,929
14,066	5.500	09/01/23		14,900
8,455	5.500	10/01/23		8,992
60,022	5.000	02/01/24		63,049
91,680	5.500	05/01/25		93,781
48,543	6.000	12/01/32		54,921
943	5.500	03/01/33		1,049
89,421	5.500	04/01/33		101,114
220	6.000	05/01/33		249
2,466	5.000	08/01/33		2,713
635	5.500	09/01/33		709
21,941	5.500	12/01/33		24,516
107	6.000	12/01/33		122
795	5.500	02/01/34		888
9,965	6.000	02/01/34		11,288
1,927	5.500	03/01/34		2,157
157	5.500	04/01/34		177
4,277	5.500	09/01/34		4,780
1,731	5.500	10/01/34		1,929
5,086	5.500	12/01/34		5,683
32,153	5.000	04/01/35		35,617
156	6.000	04/01/35		178
3,980	5.500	05/01/35		4,442
1,547	5.500	07/01/35		1,736
102,466	6.000	07/01/35		116,917
1,006	5.500	09/01/35		1,128
123,944	6.000	09/01/35		140,461
4,454	6.000	03/01/36		5,079
5,980	6.000	04/01/36		6,816
68	5.500	02/01/37		76
138	5.500	04/01/37		155
3,496	5.000	02/01/38		3,811
10,103	5.500	02/01/38		11,233
189	5.500	03/01/38		212
162	5.500	06/01/38		182
134	5.500	07/01/38		150
150	5.500	08/01/38		168
116	5.500	09/01/38		130
134,482	6.000	11/01/38		150,658

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
50	5.500	12/01/38		56
49,816	6.000	12/01/38		56,710
11,642	4.500	02/01/39		12,510
112,981	7.000	03/01/39		130,916
11,986	4.500	04/01/39		13,087
2,905	5.500	06/01/39		3,257
35,535	5.000	07/01/39		38,843
13,494	4.500	08/01/39		14,734
477,058	5.000	10/01/39		521,474
2,479	5.500	11/01/39		2,779
176,548	4.500	12/01/39		192,768
170,357	4.500	06/01/40		183,530
80,743	4.500	08/01/41		87,253
31,243	3.500	11/01/41		32,412
597,531	3.500	12/01/41		619,146
142,246	5.000	12/01/41		155,569
1,026,456	3.500	02/01/42		1,063,403
1,340,532	3.500	03/01/42		1,388,786
38,051	3.500	06/01/42		39,523
431,579	3.500	07/01/42		447,114
423,878	3.500	09/01/42		439,136
22,088	3.500	10/01/42		22,942
86,232	3.000	12/01/42		87,254
207,275	3.000	01/01/43		209,737
58,897	3.000	02/01/43		59,596
20,605	3.000	03/01/43		20,856
288,698	3.000	04/01/43		292,216
44,466	3.000	05/01/43		45,008
66,798	3.500	05/01/43		69,402
64,520	3.000	06/01/43		65,306
18,169	3.000	07/01/43		18,390
1,028,480	3.500	07/01/43		1,065,104
483,596	3.500	08/01/43		500,939
38,445	3.500	09/01/43		39,955
640,056	3.500	11/01/43		663,095
96,790	3.500	01/01/44		100,594
62,211	5.000	06/01/44		68,206
32,220	3.500	03/01/45		33,243
636,519	3.000	04/01/45		640,696
241,743	3.500	04/01/45		251,016
3,052,500	4.500	04/01/45		3,341,057
357,939	4.500	05/01/45		391,832
65,665	3.500	06/01/45		68,183
25,014	3.500	09/01/45		25,978
48,845	3.500	10/01/45		50,703
45,691	3.500	11/01/45		47,429
987,807	4.000	11/01/45		1,041,191
69,214	3.500	01/01/46		71,848
911,062	3.500	06/01/46		949,711
12,000,000	3.500	TBA-30yr	(g)	12,370,313
46,000,000	4.000	TBA-30yr	(g)	48,425,782

78,495,089

GNMA – 11.6%
47,150	5.500	11/15/32		52,806
29,057	5.500	01/15/33		32,504

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$59,491	5.500%	02/15/33		$66,181
56,868	5.500	03/15/33		63,263
56,492	5.500	07/15/33		63,049
29,526	5.500	08/15/33		32,847
19,444	5.500	09/15/33		21,631
36,333	5.500	04/15/34		40,407
16,898	5.500	05/15/34		18,793
268,919	5.500	09/15/34		299,073
244,911	5.500	12/15/34		272,373
208,990	5.500	01/15/35		232,425
1,395	5.500	05/15/36		1,568
35,743	5.000	11/15/40		39,283
10,678	4.000	02/20/41		11,367
16,413	4.000	11/20/41		17,438
2,705	4.000	01/20/42		2,874
8,791	4.000	04/20/42		9,341
4,762	4.000	10/20/42		5,060
1,539,280	4.000	08/20/43		1,633,561
1,911,617	4.000	10/20/43		2,028,704
9,488	4.000	03/20/44		10,069
11,540	4.000	05/20/44		12,247
802,233	4.000	11/20/44		850,868
182,311	4.000	12/20/44		193,364
53,577	4.000	05/20/45		56,808
209,762	4.000	07/20/45		222,413
1,801,709	4.000	08/20/45		1,908,686
4,545,616	4.000	09/20/45		4,815,512
5,737,138	4.000	10/20/45		6,077,781
1,858,245	4.000	11/20/45		1,968,578
5,673,370	4.000	01/20/46		6,003,134
1,417,964	4.000	02/20/46		1,500,384
738,358	4.000	03/20/46		781,275
12,746,322	4.000	04/20/46		13,487,202
785,282	4.000	05/20/46		830,927
5,504,534	4.000	05/20/47		5,808,144
7,907,541	4.000	06/20/47		8,348,633
4,973,849	4.000	07/20/47		5,246,354
1,995,570	4.000	08/20/47		2,110,003
6,000,000	4.000	09/20/47		6,328,726
1,000,000	4.000	TBA-30yr	(g)	1,052,148

72,557,804

TOTAL FEDERAL AGENCIES				$158,575,473

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $179,943,874)				$181,382,396

Agency Debentures – 2.3%
FHLB
$2,400,000	4.625%	09/11/20		$2,599,709
400,000	5.375	08/15/24		474,468
FNMA
4,000,000	1.875	09/24/26		3,803,600
800,000	6.250	05/15/29		1,077,304

Agency Debentures – (continued)
Hashemite Kingdom of Jordan Government AID Bond(h)
1,600,000	2.503	10/30/20		1,635,776
Israel Government AID Bond(h)
2,000,000	5.500	09/18/23		2,365,720
300,000	5.500	12/04/23		355,122
877,000	5.500	04/26/24		1,051,154
40,000	5.500	09/18/33		53,053
Tennessee Valley Authority
1,200,000	3.875	02/15/21		1,280,664

TOTAL AGENCY DEBENTURES
(Cost $14,482,819)				$14,696,570

Asset-Backed Securities(c) – 16.1%
Asset-Backed Securities(c) – 16.1%
Collateralized Loan Obligations(b) – 7.9%
ACIS CLO Ltd. Series 2013-1A, Class A1 (3M USD LIBOR + 0.870%)
$2,670,868	2.028%	04/18/24		$2,672,378
ACIS CLO Ltd. Series 2013-1A, Class B (3M USD LIBOR + 1.950%)
597,200	3.108	04/18/24		597,350
ACIS CLO Ltd. Series 2013-1A, Class C (3M USD LIBOR + 2.950%)
377,200	4.108	04/18/24		378,000
ACIS CLO Ltd. Series 2013-2A, Class C1R (3M USD LIBOR + 1.300%)
519,773	2.459	10/14/22		519,829
Apidos CLO X Series 2012-10A, Class A (3M USD LIBOR + 1.420%)
1,817,564	2.590	10/30/22		1,819,462
BlueMountain CLO Ltd. Series 2014-2A, Class AR (3M USD LIBOR + 0.930%)
3,050,000	2.237	07/20/26		3,062,075
CBAM Ltd. Series 2017-3A, Class A (3M USD LIBOR + 1.230%)
3,450,000	2.599	10/17/29		3,450,000
Crown Point CLO III Ltd. Series 2015-3A, Class A1A (3M USD LIBOR + 1.410%)
3,225,545	2.568	12/31/27		3,228,554
Crown Point CLO Ltd. Series 2012-1A, Class A1LA (3M USD LIBOR + 0.750%)
103,922	1.922	11/21/22		103,934
Crown Point CLO Ltd. Series 2012-1A, Class A2L (3M USD LIBOR + 2.710%)
130,049	3.882	11/21/22		130,226
Crown Point CLO Ltd. Series 2012-1A, Class A3L (3M USD LIBOR + 3.960%)
104,039	5.132	11/21/22		104,261
Crown Point CLO Ltd. Series 2015-3A, Class A1AR(a) (3M USD LIBOR + 1.410%)
3,200,000	0.000	12/31/27		3,200,000
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
3,000,000	2.469	07/15/26		3,005,946
Greywolf CLO V Ltd. Series 2015-1A, Class A1 (3M USD LIBOR + 1.600%)
1,450,000	2.756	04/25/27		1,452,346

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Collateralized Loan Obligations(b) – (continued)
Halcyon Loan Advisors Funding Ltd. Series 2015-1A, Class A (3M USD LIBOR + 1.450%)
$1,700,000	2.606%	04/20/27	$1,701,981
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A (3M USD LIBOR + 1.390%)
2,300,000	2.546	07/25/27	2,297,047
Neuberger Berman CLO XIX Ltd. Series 2015-19A, Class A1R (3M USD LIBOR + 1.050%)
3,050,000	2.354	07/15/27	3,055,383
NewMark Capital Funding CLO Ltd. Series 2013-1A, Class A2 (3M USD LIBOR + 1.120%)
2,249,496	2.330	06/02/25	2,251,924
OCP CLO Ltd. Series 2012-2A, Class A1R (3M USD LIBOR + 1.400%)
1,500,000	2.572	11/22/25	1,508,325
OFSI Fund V Ltd. Series 2013-5A, Class A1LA (3M USD LIBOR + 0.930%)
993,128	2.088	04/17/25	993,521
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
4,350,000	0.000	10/20/27	4,350,000
Regatta IV Funding Ltd. Series 2014-1A, Class A1R(3M USD LIBOR + 1.020%)
1,550,000	2.176	07/25/26	1,551,514
Voya CLO Ltd. Series 2014-4A, Class A1R (3M USD LIBOR + 0.950%)
4,450,000	0.000	10/14/26	4,454,615
Whitehorse Ltd. Series 2014-9A, Class AR (3M USD LIBOR + 1.160%)
3,450,000	2.464	07/17/26	3,454,385

			49,343,056

Home Equity – 0.6%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2 (1M LIBOR + 0.400%)
6,614	2.037	10/27/32	6,379
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1 (1M USD LIBOR + 0.660%)
2,609	1.894	10/25/32	2,605
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 (1M USD LIBOR + 0.620%)
1,316	1.854	01/25/32	1,209
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
38,182	7.000	09/25/37	38,682
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
31,701	7.000	09/25/37	32,664
Home Equity Asset Trust Series 2002-1, Class A4 (1M USD LIBOR + 0.600%)
257	1.834	11/25/32	233
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3 (1M USD LIBOR + 0.230%)
1,400,000	1.464	04/25/37	1,232,177
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A (1M USD LIBOR + 0.220%)
3,410,800	1.454	04/25/37	1,557,781

Asset-Backed Securities(c) – (continued)
Home Equity – (continued)
Renaissance Home Equity Loan Trust Series 2003-2, Class A (1M USD LIBOR + 0.880%)
1,069	2.114	08/25/33	1,045
Renaissance Home Equity Loan Trust Series 2003-3, Class A (1M USD LIBOR + 0.500%)
3,268	2.234	12/25/33	3,223
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4 (1M USD LIBOR + 0.170%)
1,167,062	1.404	01/25/37	1,125,161

			4,001,159

Student Loan – 7.6%
Academic Loan Funding Trust Series 2012-1A, Class A2(b) (1M USD LIBOR + 1.100%)
2,750,000	2.334	12/27/44	2,744,876
Access Group, Inc. Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
2,600,982	1.506	09/26/33	2,572,286
ECMC Group Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.350%)
2,157,556	2.584	07/26/66	2,158,912
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(b) (1M USD LIBOR + 0.800%)
1,310,654	2.034	10/25/56	1,311,459
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(b) (1M USD LIBOR + 1.350%)
2,600,000	2.584	03/25/36	2,636,595
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(b) (1M USD LIBOR + 1.000%)
1,650,000	2.234	04/25/33	1,649,999
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
1,500,000	2.281	07/20/43	1,498,539
Navient Student Loan Trust Series 2016-5A, Class A(b) (1M USD LIBOR + 1.250%)
4,881,571	2.484	06/25/65	4,979,478
Navient Student Loan Trust Series 2016-7A, Class A(b) (1M USD LIBOR + 1.150%)
2,441,719	2.384	03/25/66	2,471,302
Navient Student Loan Trust Series 2017-2A, Class A(b) (1M USD LIBOR + 1.050%)
5,346,610	2.284	12/27/66	5,419,656
Nelnet Student Loan Trust Series 2006-1, Class A6(b) (3M USD LIBOR + 0.450%)
2,600,000	1.636	08/23/36	2,531,134
PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
2,270,169	2.384	09/25/65	2,310,498
Scholar Funding Trust Series 2010-A, Class A(b) (3M USD LIBOR + 0.750%)
556,165	1.922	10/28/41	552,535
SLM Student Loan Trust Series 2003-7A, Class A5A(b) (3M USD LIBOR + 1.200%)
2,040,990	2.446	12/15/33	2,066,093

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Student Loan – (continued)
	SLM Student Loan Trust Series 2004-8A, Class A6(b) (3M USD LIBOR + 0.630%)
	$1,300,000	1.786%		01/25/40	$1,300,382
	SLM Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.120%)
	363,631	1.276		01/25/27	362,314
	SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
	1,650,000	1.296		10/25/28	1,641,840
	SLM Student Loan Trust Series 2005-5, Class A5(3M USD LIBOR + 0.750%)
	550,000	1.906		10/25/40	542,259
	SLM Student Loan Trust Series 2006-10, Class A5A (3M USD LIBOR + 0.100%)
	911,109	1.256		04/25/27	908,528
	SLM Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.110%)
	1,245,969	1.266		07/25/25	1,245,906
	SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
	1,054,857	1.486		01/25/22	1,038,985
	SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
	290,180	1.906		04/25/23	289,665
	SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
	698,010	2.806		07/25/22	714,676
	SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
	2,134,754	2.856		07/25/23	2,196,115
	SLM Student Loan Trust Series 2008-6, Class A4 (3M USD LIBOR + 1.100%)
	1,400,000	2.256		07/25/23	1,412,502
	SLM Student Loan Trust Series 2008-8, Class A4 (3M USD LIBOR + 1.500%)
	850,000	2.656		04/25/23	869,973

					47,426,507

	TOTAL ASSET-BACKED SECURITIES
	(Cost $99,194,336)				$100,770,722

Foreign Debt Obligations – 1.6%
Sovereign – 1.6%
	Brazil Letras do Tesouro Nacional(i)
BRL	3,072,000	0.000%		10/01/19	$833,178
	Dominican Republic
DOP	100,000	10.375		03/04/22	2,133
	300,000	14.500		02/10/23	7,374
	$280,000	6.600	(b)	01/28/24	313,600
	210,000	6.600		01/28/24	235,200
	360,000	6.875	(b)	01/29/26	410,400
	191,000	8.625		04/20/27	230,394
DOP	100,000	11.375		07/06/29	2,180
	$120,000	6.850		01/27/45	133,800

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Perusahaan Penerbit SBSN(b)
	260,000	4.325		05/28/25	272,893
	220,000	4.150		03/29/27	226,833
	Republic of Argentina
EUR	40,000	2.260	(j)	12/31/38	32,266
	$100,000	2.500	(j)	12/31/38	70,750
	1,330,000	7.125	(b)(d)	06/28/17	1,327,340
	Republic of Ecuador
	460,000	9.650		12/13/26	483,000
	360,000	9.625		06/02/27	376,200
	200,000	9.625	(b)	06/02/27	209,000
	Republic of Indonesia(b)
EUR	250,000	2.150		07/18/24	303,970
	$320,000	4.125		01/15/25	335,786
	1,060,000	4.750		01/08/26	1,155,729
	810,000	3.850		07/18/27	833,206
	Republic of South Africa
ZAR	4,340,000	7.000		02/28/31	266,968
	8,375,000	8.250		03/31/32	565,444
	1,520,000	8.875		02/28/35	106,079
	1,770,000	8.500		01/31/37	117,694
	870,000	6.500		02/28/41	45,550
	850,000	8.750		01/31/44	56,716
	2,717,000	8.750		02/28/48	181,506
	Republic of Venezuela
	$140,000	6.000		12/09/20	53,900
	490,000	9.250		05/07/28	167,825
	United Mexican States
MXN	3,046,400	6.500		06/10/21	166,034
	9,246,500	6.500		06/09/22	502,901
	1,887,000	8.000		12/07/23	110,105
	1,125,400	7.750		11/23/34	65,486
	48,700	8.000		11/07/47	2,914

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $9,822,979)				$10,204,354

Structured Notes(i) – 0.9%
	Arab Republic of Egypt (Issuer Citibank NA)
	$11,730,000	0.000	%(b)	11/02/17	$654,042
	12,000,000	0.000		11/09/17	666,683
	5,375,000	0.000		02/08/18	286,136
	30,620,000	0.000	(b)	05/03/18	1,567,033
	24,050,000	0.000	(b)	05/10/18	1,223,171
	Arab Republic of Egypt (Issuer HSBC Bank PLD)(b)
	8,500,000	0.000		06/07/18	429,098
	Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA)(b)
EGP	10,100,000	0.000		02/15/18	535,718
	6,675,000	0.000		05/17/18	339,317

	TOTAL STRUCTURED NOTES
	(Cost $5,615,990)				$5,701,198

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – 1.2%
California(a) – 0.3%
California State GO Bonds Build America Taxable Series 2009
$210,000	7.550%		04/01/39	$322,056
California State GO Bonds Build America Taxable Series 2010
625,000	7.950		03/01/36	704,512
East Bay Municipal Utility District Water System RB Build America SubSeries 2010
900,000	5.874		06/01/40	1,193,580

2,220,148

Illinois – 0.3%
Illinois State GO Bonds Build America Series 2010(a)
115,000	6.630		02/01/35	128,913
730,000	7.350		07/01/35	837,193
Illinois State GO Bonds Taxable-Pension Series 2003
965,000	5.100		06/01/33	975,904

1,942,010

Minnesota(a)(c) – 0.1%
Northstar Education Finance, Inc. (Student Loan Asset Backed) Series 2007-1, Class A1 (3M USD LIBOR + 0.100%)
510,104	1.414		04/28/30	506,921

New York(a) – 0.1%
Port Authority of New York & New Jersey Consolidated Bonds- 192 Series 2015
375,000	4.810		10/15/65	436,706

Ohio(a) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
250,000	6.270		02/15/50	328,925

Puerto Rico(a) – 0.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
85,000	6.000		07/01/38	64,387
5,000	6.000		07/01/44	3,763
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
120,000	5.500		07/01/28	90,000
20,000	5.750		07/01/37	14,500
35,000	6.000		07/01/47	25,813
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
50,000	5.000		07/01/33	35,750
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A(k)
10,000	5.750		07/01/41	4,625
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A(k)
15,000	5.500		07/01/32	6,919
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B(k)
10,000	5.750		07/01/38	4,575
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A(k)
860,000	5.750		07/01/28	402,050
170,000	5.000		07/01/41	77,137

Municipal Debt Obligations – (continued)
Puerto Rico(a) – (continued)
Puerto Rico Commonwealth GO Bonds Series 2014 A(k)
400,000	8.000		07/01/35	194,000
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A(k)
10,000	5.250		07/01/27	4,650
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(i)
15,000	0.000		08/01/37	855
15,000	0.000		08/01/38	801
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(k)
105,000	5.250		08/01/27	21,788
495,000	6.750		08/01/32	103,950
95,000	5.750		08/01/37	19,713
15,000	6.375		08/01/39	3,150
510,000	6.000		08/01/42	105,825
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A(k)
25,000	4.500		08/01/21	5,188
50,000	6.250		08/01/33	8,875
80,000	5.500		08/01/37	16,600
135,000	5.375		08/01/39	28,012
605,000	5.500		08/01/42	125,537
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C(k)
15,000	5.375		08/01/38	3,113
290,000	6.000		08/01/39	60,175
1,005,000	5.250		08/01/41	208,537
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1(k)
370,000	5.000		08/01/43	76,775
125,000	5.250		08/01/43	25,938
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A(k)
130,000	5.500		08/01/28	26,975

				1,769,976

Texas(a)(c) – 0.0%
Brazos Higher Education Authority, Inc. Series 2005-2, Class I-A-11 (3M USD LIBOR + 0.140%)
211,123	1.456		09/27/21	210,870

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $9,042,582)				$7,415,556

U.S. Treasury Obligations – 20.8%
United States Treasury Bonds
$3,960,000	2.750%		11/15/42	$3,911,054
5,990,000	3.625	(l)	02/15/44	6,886,524
4,120,000	3.125		08/15/44	4,347,919
2,080,000	3.000		11/15/44	2,144,085
100,000	2.875		08/15/45	100,510
6,560,000	3.000	(l)	11/15/45	6,752,864
14,800,000	2.875		11/15/46	14,854,760

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Inflation Indexed Bonds
$8,683,554	0.125%	04/15/18	$8,690,761
1,358,097	0.125	04/15/19	1,363,570
365,859	0.125	04/15/20	367,772
1,919,890	0.625	01/15/24	1,961,551
2,015,345	0.250	01/15/25	1,996,562
537,462	0.875	02/15/47	530,174
United States Treasury Notes
68,060,000	2.125	07/31/24	67,959,269
1,210,000	2.375	08/15/24	1,227,061
4,360,000	2.250	11/15/25	4,360,218
United States Treasury Strip Coupon(i)
2,800,000	0.000	02/15/35	1,738,744
1,800,000	0.000	02/15/36	1,082,952

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $129,814,154)			$130,276,350

Shares	Rate		Value
Preferred Stock(a)(c) – 0.1%
Property Insurance – 0.1%
Delphi Financial Group, Inc. (3M USD LIBOR + 3.190%)
$26,843	4.505%		$543,571
(Cost $597,116)

Shares	Distribution Rate		Value
Investment Company(m) – 4.0%
Goldman Sachs Financial Square Government Fund— Institutional Shares
24,781,528	0.927		$24,781,528
(Cost $24,781,528)

TOTAL INVESTMENTS BEFORE SHORT- TERM INVESTMENTS
(Cost $649,475,939)			$654,501,552

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 2.7%
Certificates of Deposit – 1.9%
Credit Suisse New York
$2,500,000	2.051%	11/03/17	$2,502,053
UBS AG Stamford
2,500,000	1.420	11/02/17	2,500,353
The Bank of Tokyo-Mitsubishi UFJ Ltd.
2,500,000	1.690	01/25/18	2,502,424
Societe Generale SA
2,000,000	1.590	01/18/18	2,001,710
UBS AG Stamford
2,000,000	1.530	12/19/17	2,000,956

			11,507,496

Short-term Investments – (continued)
Commercial Paper – 0.8%
National Australia Bank Ltd.
2,500,000	1.288	12/06/17	2,501,900
Electricite de France SA(i)
2,700,000	0.000	01/05/18	2,688,725

			5,190,625

TOTAL SHORT-TERM INVESTMENTS
(Cost $16,686,576)			$16,698,121

TOTAL INVESTMENTS — 107.3%
(Cost $666,162,515)			$671,199,673

LIABILITIES IN EXCESS OF OTHER ASSETS — (7.3)%			(45,464,914)

NET ASSETS — 100.0%			$625,734,759

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $139,464,001, which represents approximately 22.3% of net assets as of September 30, 2017 and are unaudited.
(c)	Variable rate security. Interest rate disclosed is that which is in effect on September 30, 2017.
(d)	Actual maturity date is October 12, 2110.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $62,939,337 which represents approximately 10.1% of net assets as of September 30, 2017.
(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,460,825, which represents approximately 0.9% of net assets as of September 30, 2017.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(j)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2017.
(k)	Security is currently in default and/or non-income producing.
(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(m)	Represents an Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GBP	—British Pound Offered Rate
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average Index
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	9,725,445	USD	553,000	$560,189	10/05/17	$7,185
	ARS	14,423,256	USD	824,326	830,306	10/06/17	5,978
	ARS	19,814,733	USD	1,103,545	1,138,059	10/10/17	34,514
	ARS	3,552,199	USD	203,331	203,903	10/11/17	572
	ARS	1,760,919	USD	100,710	101,022	10/12/17	312
	ARS	15,597,826	USD	874,507	889,221	10/23/17	14,714
	ARS	8,788,561	USD	500,402	500,459	10/25/17	57
	ARS	6,826,548	USD	381,353	387,630	10/30/17	6,277
	ARS	12,695,100	USD	706,461	720,466	11/01/17	14,006
	ARS	7,219,106	USD	404,971	409,471	11/02/17	4,500
	ARS	8,782,795	USD	493,610	496,802	11/07/17	3,192
	ARS	8,950,149	USD	504,234	505,992	11/08/17	1,758
	ARS	15,731,646	USD	884,177	886,956	11/13/17	2,779
	ARS	6,253,815	USD	350,944	351,825	11/17/17	882
	ARS	5,338,872	USD	296,028	299,214	11/24/17	3,185
	AUD	1,796,369	USD	1,404,794	1,407,731	12/20/17	2,936
	BRL	17,718,863	USD	5,564,368	5,592,080	10/03/17	27,712
	BRL	23,525,850	USD	7,338,341	7,392,870	11/03/17	54,530
	CAD	271,725	AUD	275,000	217,886	12/20/17	2,381
	CAD	297,002	USD	238,121	238,155	12/20/17	34
	CHF	3,204,141	EUR	2,784,289	3,327,468	12/20/17	21,515
	CNH	14,158,975	USD	2,114,405	2,119,851	12/20/17	5,446
	CZK	55,572,658	EUR	2,098,435	2,528,384	10/03/17	47,839
	CZK	25,499,073	EUR	955,000	1,162,375	11/09/17	31,246
	CZK	40,570,484	EUR	1,516,609	1,850,619	11/21/17	53,134
	CZK	67,770,681	EUR	2,591,512	3,091,523	11/22/17	19,894
	CZK	195,446,562	EUR	7,511,668	8,940,163	12/20/17	21,115
	CZK	47,731,165	EUR	1,789,697	2,186,229	01/03/18	59,425
	EUR	470,000	CHF	536,482	558,059	12/20/17	928
	EUR	240,350	GBP	212,094	285,382	12/20/17	453
	EUR	462,000	HUF	143,246,246	548,560	12/20/17	3,163
	EUR	1,864,000	NOK	17,373,989	2,213,237	12/20/17	27,679
	EUR	659,001	PLN	2,830,313	782,470	12/20/17	6,648
	EUR	609,000	SEK	5,791,210	723,102	12/20/17	8,598
	EUR	6,609,521	USD	7,794,459	7,816,923	10/12/17	22,464
	EUR	3,593,248	USD	4,249,762	4,266,477	12/20/17	16,714
	GBP	1,648,200	EUR	1,840,114	2,214,206	12/20/17	29,329
	GBP	410,000	JPY	61,612,750	550,798	12/20/17	998
	GBP	2,179,369	USD	2,921,978	2,924,550	11/16/17	2,572
	GBP	1,595,218	USD	2,124,520	2,143,030	12/20/17	18,510
	HKD	11,654,158	USD	1,491,644	1,492,013	10/03/17	369
	HKD	17,278,809	USD	2,219,000	2,220,861	03/27/18	1,861
	IDR	15,309,804,385	USD	1,126,095	1,133,440	11/02/17	7,346
	IDR	22,408,094,760	USD	1,641,619	1,650,101	12/20/17	8,482
	IDR	14,389,393,898	USD	1,051,472	1,059,489	12/21/17	8,017
	INR	21,746,104	USD	331,000	331,288	11/03/17	288
	INR	69,132,872	USD	1,043,169	1,045,145	01/12/18	1,977
	JPY	61,838,770	EUR	461,000	551,817	12/20/17	4,444

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	JPY	494,842,181	USD	4,414,004	$4,415,711	12/20/17	$1,706
	KRW	627,664,242	USD	548,178	548,218	10/12/17	40
	KRW	119,207,882	USD	104,108	104,127	10/25/17	19
	NZD	1,482,672	USD	1,068,014	1,069,239	12/20/17	1,225
	PHP	55,194,434	USD	1,075,972	1,084,982	10/05/17	9,011
	PHP	46,460,735	USD	906,760	912,598	10/10/17	5,838
	PHP	28,584,064	USD	559,704	561,113	10/19/17	1,409
	PHP	90,241,946	USD	1,759,445	1,768,202	11/14/17	8,757
	PLN	2,035,954	EUR	470,000	558,080	12/20/17	20
	PLN	1,497,311	HUF	107,382,048	410,431	12/20/17	1,583
	RUB	181,768,838	USD	3,093,000	3,111,099	12/14/17	18,099
	SEK	11,665,048	EUR	1,208,928	1,439,202	12/20/17	3,771
	SGD	299,862	USD	221,000	221,264	12/20/17	264
	TRY	4,044,360	USD	1,104,036	1,108,585	12/20/17	4,548
	TWD	32,274,415	USD	1,057,103	1,063,040	10/20/17	5,937
	TWD	21,335,815	USD	701,962	702,958	10/26/17	995
	USD	560,544	ARS	9,725,445	560,189	10/05/17	355
	USD	1,210,926	AUD	1,513,658	1,186,735	11/08/17	24,192
	USD	12,376,632	AUD	15,482,360	12,132,801	12/20/17	243,830
	USD	2,212,000	BRL	6,954,931	2,194,979	10/03/17	17,021
	USD	811,622	BRL	2,577,392	809,932	11/03/17	1,692
	USD	226,861	BRL	724,708	226,795	12/04/17	66
	USD	1,664,049	CAD	2,025,314	1,623,579	11/06/17	40,470
	USD	6,163,889	CAD	7,604,873	6,098,065	12/20/17	65,827
	USD	551,000	CHF	527,434	547,735	12/20/17	3,265
	USD	555,000	CLP	342,919,515	535,660	10/12/17	19,340
	USD	545,897	CLP	341,613,527	533,569	10/16/17	12,327
	USD	3,570,564	CNH	23,733,770	3,553,367	12/20/17	17,197
	USD	258,493	CNY	1,722,960	258,491	11/10/17	3
	USD	551,000	COP	1,610,909,110	546,702	10/25/17	4,298
	USD	442,678	EUR	371,292	439,118	10/12/17	3,560
	USD	21,477,722	EUR	17,894,772	21,247,523	12/20/17	230,198
	USD	2,699,000	GBP	1,998,845	2,685,268	12/20/17	13,733
	USD	2,345,014	HKD	18,168,227	2,325,971	10/03/17	19,043
	USD	2,707,159	HKD	21,024,387	2,692,135	10/10/17	15,024
	USD	6,792,997	HKD	52,570,157	6,756,890	03/27/18	36,107
	USD	2,086,000	HKD	16,158,500	2,078,434	05/11/18	7,566
	USD	2,757,000	HKD	21,389,181	2,756,018	09/19/18	982
	USD	1,255,016	IDR	16,597,688,617	1,231,189	10/10/17	23,827
	USD	536,916	IDR	7,215,615,300	534,963	10/16/17	1,953
	USD	1,653,000	IDR	21,965,427,660	1,628,225	10/18/17	24,775
	USD	543,013	INR	35,485,916	542,669	10/05/17	344
	USD	1,263,672	INR	80,929,373	1,236,581	10/10/17	27,092
	USD	4,334,171	INR	278,479,939	4,250,587	10/18/17	83,584
	USD	1,092,313	INR	70,949,949	1,081,942	10/25/17	10,371
	USD	830,696	JPY	90,480,630	805,106	10/25/17	25,590
	USD	2,594,669	JPY	285,981,445	2,551,948	12/20/17	42,722
	USD	1,789,548	KRW	2,040,978,941	1,782,147	10/02/17	7,400
	USD	3,300,125	KRW	3,766,198,844	3,289,457	10/10/17	10,669
	USD	2,263,637	KRW	2,559,922,529	2,235,901	10/12/17	27,736
	USD	765,713	KRW	867,713,524	757,939	10/25/17	7,774

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	3,723,733	KRW	4,248,474,292	$3,711,538	11/10/17	$12,195
	USD	798,992	MXN	14,329,763	786,101	10/06/17	12,891
	USD	4,394,396	MXN	79,339,101	4,300,692	12/20/17	93,705
	USD	3,086,184	NZD	4,248,000	3,063,474	12/20/17	22,710
	USD	492,328	PHP	25,039,112	491,827	10/10/17	501
	USD	1,104,000	PHP	56,032,840	1,099,415	10/26/17	4,585
	USD	221,000	PHP	11,247,662	220,594	11/02/17	406
	USD	2,053,356	RUB	119,464,877	2,044,723	12/14/17	8,633
	USD	863,868	SEK	6,868,358	844,181	10/19/17	19,687
	USD	3,072,165	SGD	4,127,570	3,045,682	12/20/17	26,482
	USD	554,000	THB	18,460,704	553,583	10/11/17	417
	USD	4,506,294	TRY	16,194,742	4,439,080	12/20/17	67,216
	USD	1,473,746	TWD	44,020,901	1,450,920	10/02/17	22,826
	USD	221,000	TWD	6,626,685	218,256	10/19/17	2,744
	USD	8,282,977	TWD	249,666,593	8,223,400	10/20/17	59,577
	USD	2,938,939	TWD	88,547,353	2,916,964	10/23/17	21,975
	USD	1,670,164	TWD	50,447,318	1,662,103	10/26/17	8,062
	USD	268,200	TWD	8,129,421	267,895	10/31/17	305
	USD	4,685,837	TWD	140,044,161	4,617,551	11/10/17	68,286
	USD	884,995	ZAR	11,901,148	872,640	11/14/17	12,355
	USD	257,384	ZAR	3,527,267	257,153	12/20/17	230
	ZAR	22,865,108	USD	1,661,000	1,666,962	12/20/17	5,963
TOTAL							$2,222,864

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	ARS	9,725,445	USD	552,112	551,329	11/03/17	(782)
	ARS	23,751,128	USD	1,348,688	1,333,285	11/21/17	(15,403)
	ARS	7,196,276	USD	405,082	403,311	11/24/17	(1,771)
	AUD	688,000	NZD	756,917	539,153	12/20/17	(6,702)
	AUD	1,403,634	USD	1,122,907	1,100,474	11/08/17	(22,433)
	AUD	10,079,484	USD	7,993,729	7,898,819	12/20/17	(94,908)
	BRL	18,623,596	USD	5,935,300	5,877,613	10/03/17	(57,687)
	BRL	3,383,930	USD	1,059,133	1,058,989	12/04/17	(144)
	CAD	3,594,797	USD	2,953,576	2,881,744	11/06/17	(71,832)
	CAD	10,141,136	USD	8,295,097	8,131,798	12/20/17	(163,300)
	CNH	28,271,392	USD	4,279,444	4,232,730	12/20/17	(46,714)
	CNY	7,403,744	USD	1,122,416	1,112,061	10/26/17	(10,355)
	CNY	7,198,163	USD	1,086,105	1,077,317	12/14/17	(8,789)
	COP	3,240,551,878	USD	1,114,089	1,099,761	10/25/17	(14,328)
	EUR	2,725,967	CHF	3,134,381	3,236,702	12/20/17	(18,319)
	EUR	2,135,767	CZK	55,572,658	2,524,676	10/03/17	(3,709)
	EUR	3,224,645	GBP	2,872,812	3,828,812	12/20/17	(30,549)
	EUR	3,682,800	USD	4,417,197	4,372,805	12/20/17	(44,392)
	GBP	4,081,378	EUR	4,621,000	5,482,960	12/20/17	(3,828)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	GBP	5,233,536	USD	7,117,472	$7,030,780	12/20/17	$(86,692)
	HKD	6,514,069	USD	834,014	833,958	10/03/17	(57)
	HUF	146,703,312	EUR	471,000	558,559	12/20/17	(686)
	HUF	643,424,240	USD	2,533,665	2,449,779	12/20/17	(83,886)
	IDR	36,797,488,658	USD	2,751,266	2,730,783	10/05/17	(20,484)
	IDR	22,971,824,100	USD	1,721,608	1,704,012	10/10/17	(17,596)
	IDR	27,642,336,996	USD	2,060,706	2,049,392	10/16/17	(11,313)
	IDR	12,425,593,091	USD	931,542	920,428	10/26/17	(11,115)
	IDR	14,931,027,810	USD	1,107,000	1,105,634	10/31/17	(1,366)
	IDR	20,596,826,501	USD	1,529,089	1,522,597	11/16/17	(6,492)
	INR	104,618,787	USD	1,632,028	1,599,885	10/05/17	(32,144)
	INR	169,546,806	USD	2,636,121	2,590,633	10/10/17	(45,488)
	INR	339,156,726	USD	5,261,133	5,176,729	10/18/17	(84,404)
	INR	227,311,267	USD	3,490,116	3,466,351	10/25/17	(23,765)
	INR	225,806,254	USD	3,465,578	3,442,944	10/26/17	(22,633)
	INR	35,485,916	USD	540,985	540,606	11/03/17	(379)
	JPY	61,726,275	EUR	467,556	550,813	12/20/17	(4,344)
	JPY	31,806,542	GBP	217,907	283,825	12/20/17	(8,913)
	JPY	101,727,000	USD	933,948	905,177	10/25/17	(28,770)
	JPY	627,840,256	USD	5,704,969	5,602,516	12/20/17	(102,454)
	KRW	2,040,978,941	USD	1,815,747	1,782,147	10/02/17	(33,600)
	KRW	3,766,198,844	USD	3,341,727	3,289,456	10/10/17	(52,272)
	KRW	1,932,258,287	USD	1,710,028	1,687,684	10/12/17	(22,345)
	KRW	3,201,941,106	USD	2,820,171	2,796,865	10/25/17	(23,307)
	KRW	1,888,443,033	USD	1,669,248	1,649,776	11/10/17	(19,473)
	KRW	5,483,816,370	USD	4,810,744	4,791,424	11/22/17	(19,320)
	MXN	153,132,485	USD	8,482,555	8,300,770	12/20/17	(181,786)
	NOK	57,199,877	EUR	6,103,570	7,195,451	12/20/17	(51,679)
	NOK	2,766,395	GBP	260,747	347,998	12/20/17	(2,291)
	NOK	3,999,005	USD	512,073	503,055	12/20/17	(9,018)
	NZD	757,775	EUR	462,000	546,474	12/20/17	(2,086)
	NZD	8,793,388	USD	6,391,808	6,341,411	12/20/17	(50,396)
	PEN	1,795,726	USD	553,000	549,979	10/05/17	(3,021)
	PEN	3,589,644	USD	1,108,000	1,099,223	10/10/17	(8,777)
	PEN	3,566,888	USD	1,093,466	1,088,951	12/14/17	(4,516)
	PLN	39,407,165	EUR	9,224,266	10,801,978	12/20/17	(150,541)
	PLN	18,926,858	USD	5,329,588	5,188,079	12/20/17	(141,509)
	RUB	492,307,153	USD	8,451,902	8,426,176	12/14/17	(25,725)
	SEK	161,501,673	EUR	16,918,654	19,925,646	12/20/17	(162,874)
	SEK	5,103,000	USD	641,830	627,203	10/19/17	(14,627)
	SEK	3,560,897	USD	446,391	439,334	12/20/17	(7,057)
	SGD	3,922,739	USD	2,915,578	2,894,540	12/20/17	(21,038)
	THB	18,352,740	USD	555,000	550,345	10/11/17	(4,655)
	TRY	18,884,422	USD	5,338,842	5,176,339	12/20/17	(162,502)
	TWD	58,694,082	USD	1,952,824	1,934,545	10/02/17	(18,280)
	TWD	16,598,295	USD	553,000	546,644	10/05/17	(6,356)
	TWD	105,088,291	USD	3,477,389	3,461,350	10/20/17	(16,038)
	TWD	27,182,461	USD	903,147	895,456	10/23/17	(7,691)
	TWD	49,309,337	USD	1,629,188	1,624,610	10/26/17	(4,578)
	USD	774,463	AUD	992,000	777,384	12/20/17	(2,921)
	USD	9,150,231	BRL	29,387,526	9,274,714	10/03/17	(124,482)
	USD	554,000	BRL	1,774,468	557,617	11/03/17	(3,617)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	551,000	CHF	532,586	$553,085	12/20/17	$(2,085)
	USD	242,736	CNH	1,625,726	243,400	12/20/17	(664)
	USD	1,166,395	CNY	7,798,460	1,169,980	11/10/17	(3,584)
	USD	443,000	COP	1,308,133,371	443,643	10/31/17	(643)
	USD	9,029,777	EUR	7,660,000	9,059,299	10/12/17	(29,523)
	USD	2,135,377	EUR	1,802,505	2,140,220	12/20/17	(4,844)
	USD	2,635,008	GBP	1,965,331	2,637,328	11/16/17	(2,319)
	USD	2,491,217	GBP	1,872,596	2,515,662	12/20/17	(24,445)
	USD	2,718,739	IDR	36,797,488,658	2,730,783	10/05/17	(12,044)
	USD	1,055,625	INR	69,132,872	1,057,216	10/05/17	(1,591)
	USD	1,435,482	INR	94,762,380	1,443,646	11/03/17	(8,163)
	USD	2,682,033	JPY	301,601,838	2,691,334	12/20/17	(9,302)
	USD	2,716,395	KRW	3,119,822,886	2,725,530	11/10/17	(9,134)
	USD	548,399	KRW	627,664,242	548,415	11/22/17	(16)
	USD	1,084,913	NZD	1,511,323	1,089,901	12/20/17	(4,988)
	USD	551,000	PHP	28,217,619	553,919	10/19/17	(2,919)
	USD	551,000	PHP	28,159,131	552,734	10/20/17	(1,734)
	USD	554,000	PHP	28,316,901	555,603	10/26/17	(1,603)
	USD	3,307,181	RUB	194,796,313	3,334,073	12/14/17	(26,892)
	USD	2,758,188	SGD	3,756,400	2,771,800	12/20/17	(13,612)
	USD	332,000	TRY	1,211,365	332,043	12/20/17	(43)
	USD	483,625	TWD	14,673,181	483,625	10/02/17	—
	USD	545,458	TWD	16,598,295	546,644	10/05/17	(1,186)
	USD	1,588,376	TWD	48,504,251	1,597,610	10/20/17	(9,234)
	USD	1,166,395	TWD	35,485,706	1,169,389	10/31/17	(2,994)
	ZAR	79,941,049	USD	6,033,187	5,828,036	12/20/17	(205,150)
TOTAL							$(2,946,016)

FORWARD SALES CONTRACTS — At September 30, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	10/12/17	$(1,000,000)	$(1,003,125)
GNMA	4.000	TBA-30yr	10/23/17	(5,000,000)	(5,264,844)
TOTAL (Proceeds Receivable: $6,284,766)					$(6,267,969)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	24	12/19/17	$3,963,000	$(86,271)
10 Year German Euro-Bund	32	12/07/17	6,089,529	(37,742)
2 Year U.S. Treasury Notes	136	12/29/17	29,335,625	(82,329)
10 Year U.S. Treasury Notes	228	12/19/17	28,571,250	(278,725)
20 Year U.S. Treasury Bonds	88	12/19/17	13,447,500	(198,635)
Total				$(683,702)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Eurodollars	(204)	12/17/18	$(50,048,850)	$(18,150)
Italian 10 Year Government Bonds	(37)	12/07/17	(5,901,843)	10,401
Ultra 10 Year U.S. Treasury Notes	(5)	12/19/17	(671,641)	7,867
5 Year U.S. Treasury Notes	(244)	12/29/17	(28,670,000)	234,172
10 Year U.S. Treasury Notes	(90)	12/19/17	(11,278,125)	7,621
Total				$241,911
TOTAL FUTURES CONTRACTS				$(441,791)

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund(a)	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)*
3M KWCDC	2.239%	Citibank NA	10/06/17	KRW 1,102,660	$2,177
	2.245	Deutsche Bank AG	10/06/17	765,310	1,522
	2.253	Deutsche Bank AG	10/15/17	3,978,210	7,857
	2.175	MS & Co. Int. PLC	10/29/17	1,213,740	2,153
TOTAL					$13,709

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount				Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M CDOR(a)	0.832%	10/25/17		CAD	153,940		$(29,552)	$231	$(29,783)
6M GBP(b)	0.297	12/14/17		GBP	359,210	(c)	(41,303)	2,145	(43,448)
3M STIBOR(d)	0.050(b)	06/15/18		SEK	273,340		66,148	53,815	12,333
3M STIBOR(d)	0.330(b)	09/15/18			101,290		10,669	2,250	8,419
6M CHFOR	0.554	03/29/19		CHF	38,050	(c)	271	(345,138)	345,409
1.826%	3M LIBOR	05/11/19	$		26,300	(c)	(5,594)	(4,170)	(1,424)
3M STIBOR(d)	0.100(b)	06/29/19		SEK	263,500	(c)	1,744	(4,232)	5,976
3M NIBOR(e)	1.000(b)	09/20/19		NOK	53,520		(9,971)	(14,670)	4,699
6M CDOR(e)	1.250	12/20/19		CAD	29,010	(c)	(332,145)	(344,074)	11,929
2.000(e)	3M LIBOR(d)	12/20/19	$		29,140	(c)	(112,690)	(179,147)	66,457
6M CDOR(e)	2.028	07/18/22		CAD	6,720	(c)	(37,294)	(2,058)	(35,236)
Mexico IB TIIE 28D(f)	6.750	12/14/22		MXN	34,350	(c)	(2,760)	(322)	(2,438)
6M EURO(e)	0.250(b)	12/20/22		EUR	14,060	(c)	(46,570)	555	(47,125)
3M STIBOR(d)	0.500(b)	12/20/22		SEK	110,990	(c)	(27,974)	20,490	(48,464)
6M CDOR(e)	1.750(d)	12/20/22		CAD	12,590	(c)	(203,404)	(208,972)	5,568
2.250(e)	3M LIBOR	12/20/22	$		19,190	(c)	(183,372)	(314,695)	131,323
2.500(e)	6M AUDOR	12/20/22		AUD	11,390	(c)	66,458	(15,134)	81,592
2.142(e)	3M LIBOR(d)	07/03/23	$		6,600	(c)	(287)	24,856	(25,143)
3M LIBOR(d)	2.065(e)	08/06/23			15,970	(c)	(68,558)	7,027	(75,585)
6M EURO(e)	1.330(b)	01/12/27		EUR	10,830	(c)	(62,073)	(125,677)	63,604
6M GBP(e)	1.600	03/16/27		GBP	21,690	(c)	(148,363)	(146,515)	(1,848)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount				Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M EURO(e)	1.750%(b)	06/15/27		EUR	7,720	(c)	$97,626	$(324,894)	$422,520
3M LIBOR(d)	2.400(e)	08/31/27	$		4,530	(c)	(35,295)	(5,212)	(30,083)
1.500%(b)	6M EURO(e)	08/31/27		EUR	3,960	(c)	16,754	(6,631)	23,385
6M CDOR(e)	2.500	09/21/27		CAD	11,250	(c)	(75,013)	(32,434)	(42,579)
2.500(e)	3M LIBOR(d)	09/21/27	$		9,070	(c)	34,118	(3,144)	37,262
6M EURO(e)	1.000(b)	12/20/27		EUR	13,000	(c)	62,629	234,723	(172,094)
6M CDOR(e)	2.000	12/20/27		CAD	16,000	(c)	(502,302)	(416,873)	(85,429)
3M LIBOR(d)	2.500(e)	12/20/27	$		200	(c)	3,392	5,387	(1,995)
2.500(e)	3M LIBOR(d)	12/20/27			5,630		(95,505)	(210,704)	115,199
1.250(e)	6M GBP	12/20/27		GBP	6,250	(c)	165,376	(112,508)	277,884
0.250(e)	6M JYOR(b)	12/20/27		JPY	882,690	(c)	41,573	22,857	18,716
6M CHFOR(e)	1.000	12/21/27		CHF	2,340	(c)	20,951	38,851	(17,900)
6M GBP(e)	2.000	12/21/27		GBP	1,570	(c)	20,800	21,789	(989)
6M CDOR(e)	2.500	12/21/27		CAD	13,650	(c)	(103,756)	(67,179)	(36,577)
2.750(e)	3M LIBOR(d)	12/21/27	$		14,310	(c)	(89,094)	(123,714)	34,620
4.000(e)	3M NZDOR(d)	12/21/27		NZD	3,330	(c)	(10,144)	(23,729)	13,585
3M LIBOR(d)	2.378(e)	07/03/28	$		23,540	(c)	(2,910)	(52,912)	50,002
2.346(e)	3M LIBOR(d)	08/06/28			9,000	(c)	34,706	(9,093)	43,799
1.940(e)	6M GBP	01/11/32		GBP	8,500	(c)	27,757	23,471	4,286
1.500(e)	6M GBP	12/20/32			4,700	(c)	107,900	(122,914)	230,814
1.750(e)	6M GBP	03/17/37			15,660	(c)	345,130	(69,516)	414,646
6M EURO(e)	2.000(b)	06/16/37		EUR	1,910	(c)	(35,811)	(780)	(35,031)
2.750(e)	3M LIBOR(d)	06/16/37	$		3,910	(c)	4,291	(7,662)	11,953
2.500(e)	3M LIBOR(d)	06/17/47			3,680	(c)	29,193	5,977	23,216
1.500(e)	6M GBP	12/20/47		GBP	1,020	(c)	55,249	(20,925)	76,174
2.560(e)	3M LIBOR(d)	07/03/48	$		9,770	(c)	14,654	33,947	(19,293)
2.540(e)	6M CDOR	07/18/48		CAD	1,000	(c)	25,349	(5,509)	30,858
TOTAL								$(2,822,766)	$1,813,764

(a)	Payments made at maturity.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(d)	Payments made quarterly.
(e)	Payments made semi-annually.
(f)	Payments made monthly.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index(a)	Financing Rate Paid by the Fund	Credit Spread at September 30, 2017(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 4.250% 10/28/17	1.000%	0.207%	BoA Securities LLC	06/20/19	$40	$(556)	$(91)	$(465)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.207	BoA Securities LLC	06/20/19	60	(834)	(123)	(711)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.379	BoA Securities LLC	12/20/20	830	(16,505)	3,173	(19,678)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.442	BoA Securities LLC	06/20/21	900	(18,417)	7,438	(25,855)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/ Index(a)	Financing Rate Paid by the Fund	Credit Spread at September 30, 2017(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased: (continued)
People’s Republic of China, 4.250% 10/28/17	1.000%	0.191%	Barclays Bank PLC	03/20/19	270	$(3,290)	$(309)	$(2,981)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.442	Barclays Bank PLC	06/20/21	80	(1,637)	545	(2,182)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.490	Barclays Bank PLC	12/20/21	1,130	(23,771)	(3,351)	(20,420)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.379	Citibank NA	12/20/20	720	(14,317)	3,916	(18,233)
People’s Republic of China, 4.250% 10/28/17	1.000	0.191	Citibank NA	03/20/19	3,080	(37,522)	(4,220)	(33,302)
People’s Republic of China, 4.250% 10/28/17	1.000	0.207	Citibank NA	06/20/19	4,390	(61,043)	(6,847)	(54,196)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.442	Citibank NA	06/20/21	560	(11,460)	3,908	(15,368)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.570	Citibank NA	06/20/22	280	(5,519)	(3,992)	(1,527)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.442	Deutsche Bank AG	06/20/21	460	(9,413)	3,998	(13,411)
People’s Republic of China, 4.250% 10/28/17	1.000	0.191	JPMorgan Securities, Inc.	03/20/19	270	(3,289)	(278)	(3,011)
People’s Republic of China, 4.250% 10/28/17	1.000	0.207	JPMorgan Securities, Inc.	06/20/19	120	(1,669)	(279)	(1,390)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.379	JPMorgan Securities, Inc.	12/20/20	6,410	(127,467)	32,394	(159,861)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.442	JPMorgan Securities, Inc.	06/20/21	10	(205)	71	(276)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.570	JPMorgan Securities, Inc.	06/20/22	580	(11,432)	(8,323)	(3,109)
TOTAL						$(348,346)	$27,630	$(375,976)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a Fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index(a)	Financing Rate Received/(Paid) by the Fund	Credit Spread at September 30, 2017(b)	Termination Date	Notional Amount	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.EM Index 28	1.000%	1.853%	12/20/22	10,480	$419,699	$437,630	$(17,931)
Markit iTraxx Europe Index 27	1.000	0.480	06/20/22	18,990	(555,524)	(479,275)	(76,249)
CDX.IG Index 28	1.000	0.529	06/20/22	23,600	(506,127)	(444,779)	(61,348)
CDX.EM Index 27	1.000	1.723	06/20/22	7,770	241,378	284,512	(43,134)
TOTAL						$(201,912)	$(198,662)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a Fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At September 30, 2017 the Fund had following options contracts:

PURCHASED OPTIONS ON INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Calls:
5Y IRS	BoA Securities LLC	2.018%	01/29/18	12,600,000	$12,600,000	$95,130	$103,320	$(8,190)
10Y IRS	Citibank NA	2.273	01/22/18	7,200,000	7,200,000	105,940	117,180	(11,240)
10Y IRS	Citibank NA	2.539	01/24/18	4,700,000	4,700,000	24,595	90,240	(65,645)
10Y IRS	JPMorgan Securities, Inc.	2.048	01/24/18	4,700,000	4,700,000	135,263	88,595	46,668

Puts:
5Y IRS	BoA Securities LLC	2.018	01/29/18	12,600,000	12,600,000	64,334	103,320	(38,986)
10Y IRS	Citibank NA	2.273	10/22/18	7,200,000	7,200,000	71,877	117,180	(45,303)
10Y IRS	Citibank NA	2.539	01/24/18	4,700,000	4,700,000	113,666	90,240	23,426
10Y IRS	JPMorgan Securities, Inc.	0.700	10/23/17	5,730,000	5,730,000	450	35,761	(35,311)
10Y IRS	JPMorgan Securities, Inc.	2.048	01/24/18	4,700,000	4,700,000	18,508	88,595	(70,087)
TOTAL PURCHASED OPTIONS CONTRACTS						709,588	$891,545	$(181,957)

PURCHASED OPTIONS ON FUTURES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Eurodollar	MS & Co. LLC	$98.00	06/15/18	206	$515,000	$79,825	$57,114	$22,711

Abbreviation
BoA Securities LLC	—Bank of America Securities LLC
CDX.EM Index 27	—CDX Emerging Markets Index 27
CDX.EM Index 28	—CDX Emerging Markets Index 28
CDX.IG Index 28	—CDX Investment Grade Index 28
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
MS & Co. LLC	—Morgan Stanley & Co. LLC

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 38.7%
Agriculture – 2.4%
BAT Capital Corp.(a)(b)
$6,750,000	3.222%		08/15/24	$6,766,631
6,475,000	3.557		08/15/27	6,540,089
BAT International Finance PLC(b)
7,250,000	2.750		06/15/20	7,362,783
Reynolds American, Inc.(a)
3,125,000	4.450		06/12/25	3,349,497

				24,019,000

Automotive – 0.7%
Ford Motor Credit Co. LLC
3,250,000	5.875		08/02/21	3,614,995
General Motors Financial Co., Inc.
1,125,000	3.250		05/15/18	1,135,073
1,755,000	3.500		07/10/19	1,797,474

				6,547,542

Banks – 8.1%
Bank of America Corp.
3,050,000	4.125		01/22/24	3,244,787
2,300,000	4.000		04/01/24	2,429,842
2,550,000	3.248	(a)	10/21/27	2,498,907
350,000	6.110		01/29/37	437,619
(3M USD LIBOR + 0.660%)
3,100,000	2.369	(a)(c)	07/21/21	3,100,230
(3M USD LIBOR + 1.575%)
100,000	3.824	(a)(c)	01/20/28	102,820
Barclays PLC
400,000	4.950		01/10/47	437,145
Capital One NA/Mclean VA(a)
1,700,000	2.650		08/08/22	1,691,532
Citigroup, Inc.
1,300,000	4.600		03/09/26	1,384,032
1,150,000	4.125		07/25/28	1,183,281
Compass Bank(a)
1,000,000	2.750		09/29/19	1,006,404
Credit Agricole SA(b)
1,050,000	3.250		10/04/24	1,050,597
Credit Suisse AG
1,475,000	2.300		05/28/19	1,484,621
Credit Suisse Group AG(a)(b)
1,000,000	4.282		01/09/28	1,041,616
Credit Suisse Group Funding Guernsey Ltd.
475,000	3.750		03/26/25	483,846
Deutsche Bank AG
425,000	2.500		02/13/19	427,499
2,500,000	2.700		07/13/20	2,508,990
HSBC Holdings PLC(a)(c) (3M USD LIBOR + 1.055%)
2,200,000	3.262		03/13/23	2,245,487
ING Bank NV(a)(c) (5 year USD ICE Swap + 2.700%)
2,025,000	4.125		11/21/23	2,061,450
ING Groep NV
750,000	3.150		03/29/22	764,271
Intesa Sanpaolo SpA
2,800,000	3.875		01/16/18	2,815,458
JPMorgan Chase & Co.(a)
2,100,000	2.972		01/15/23	2,132,613

Corporate Obligations – (continued)
Banks – (continued)
(3M USD LIBOR + 1.360%)
800,000	3.882	%(c)	07/24/38	806,503
(3M USD LIBOR + 3.800%)
2,250,000	5.300	(c)	12/29/49	2,345,625
KBC Bank NV(a)(c) (5 year USD Swap + 7.097%)
1,400,000	8.000		01/25/23	1,423,682
KeyCorp
4,350,000	2.900		09/15/20	4,442,088
Macquarie Bank Ltd.(b)
265,000	6.625		04/07/21	297,608
Mitsubishi UFJ Financial Group, Inc.
300,000	3.850		03/01/26	312,102
Mizuho Financial Group, Inc.
2,175,000	2.632	(b)	04/12/21	2,173,211
4,150,000	2.601		09/11/22	4,115,916
Morgan Stanley, Inc.
4,700,000	3.700		10/23/24	4,869,077
700,000	4.000		07/23/25	737,985
175,000	3.625		01/20/27	177,377
(3M USD LIBOR + 1.400%)
2,575,000	2.713	(a)(c)	10/24/23	2,633,532
Santander Bank NA
975,000	8.750		05/30/18	1,018,137
Santander Holdings USA, Inc.(a)
650,000	2.650		04/17/20	652,976
Sumitomo Mitsui Financial Group, Inc.
2,550,000	2.784		07/12/22	2,559,876
The Bank of New York Mellon Corp.(a)
825,000	3.300		08/23/29	818,204
The Bank of Tokyo-Mitsubishi UFJ Ltd.(b)
2,700,000	2.150		09/14/18	2,707,007
The Toronto-Dominion Bank(a)(c) (5 year USD Swap + 2.205%)
925,000	3.625		09/15/31	921,058
UBS Group Funding Switzerland AG(b)
2,550,000	4.125		09/24/25	2,682,367
UniCredit SpA(b)
5,925,000	3.750		04/12/22	6,073,509
Wells Fargo & Co.
2,700,000	3.000		10/23/26	2,640,198
Westpac Banking Corp.(a)(c) (5 year USD ICE Swap + 2.236%)
1,450,000	4.322		11/23/31	1,489,743

				80,430,828

Beverages – 1.6%
Anheuser-Busch InBev Finance, Inc.(a)
6,000,000	2.650		02/01/21	6,097,444
2,325,000	3.650		02/01/26	2,405,241
600,000	4.900		02/01/46	677,740
Molson Coors Brewing Co.(a)
525,000	2.100		07/15/21	517,659
725,000	3.000		07/15/26	705,095
Pernod Ricard SA(b)
2,300,000	4.450		01/15/22	2,460,675
Suntory Holdings Ltd.(b)
2,550,000	2.550		09/29/19	2,571,958

				15,435,812

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Chemicals – 0.7%
LYB International Finance II BV(a)
$1,825,000	3.500%		03/02/27	$1,815,207
The Sherwin-Williams Co.
1,250,000	2.250		05/15/20	1,254,947
400,000	2.750	(a)	06/01/22	402,693
325,000	3.125	(a)	06/01/24	326,633
1,900,000	3.450	(a)	06/01/27	1,913,211
Westlake Chemical Corp.(a)
925,000	3.600		08/15/26	923,814

				6,636,505

Commercial Services – 0.8%
Ecolab, Inc.
975,000	5.500		12/08/41	1,199,567
ERAC USA Finance LLC(b)
3,525,000	2.350		10/15/19	3,539,289
Rensselaer Polytechnic Institute
2,600,000	5.600		09/01/20	2,798,818

				7,537,674

Computers(a) – 0.2%
Dell International LLC/EMC Corp.(b)
1,100,000	5.450		06/15/23	1,203,839
Hewlett Packard Enterprise Co.
1,025,000	4.900		10/15/25	1,084,315

				2,288,154

Diversified Financial Services – 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2,075,000	4.625		07/01/22	2,224,057
American Express Co.(a)
700,000	3.625		12/05/24	722,593
Discover Financial Services(a)
1,625,000	3.750		03/04/25	1,631,380
GE Capital International Funding Co.
1,110,000	4.418		11/15/35	1,207,012
International Lease Finance Corp.(b)
1,400,000	7.125		09/01/18	1,465,864
Synchrony Financial(a)
1,625,000	2.600		01/15/19	1,635,408
1,900,000	3.000		08/15/19	1,931,057
TD Ameritrade Holding Corp.(a)
1,950,000	2.950		04/01/22	1,990,108

				12,807,479

Electrical – 1.9%
Arizona Public Service Co.(a)
1,175,000	2.950		09/15/27	1,163,649
Dominion Energy, Inc.
2,175,000	2.579		07/01/20	2,193,150
Duke Energy Corp.(a)
2,100,000	3.150		08/15/27	2,081,846
Emera US Finance LP(a)
950,000	2.700		06/15/21	955,117
Enel Finance International NV(b)
1,375,000	2.875		05/25/22	1,383,908
Entergy Corp.(a)
1,025,000	2.950		09/01/26	991,244

Corporate Obligations – (continued)
Electrical – (continued)
Exelon Corp.(a)
1,125,000	3.497%		06/01/22	1,158,854
Florida Power & Light Co.(a)
1,532,000	4.125		02/01/42	1,647,858
Pacific Gas & Electric Co.(a)
975,000	3.500		06/15/25	1,006,282
Puget Sound Energy, Inc.(a)(c) (3M USD LIBOR + 2.530%)
1,230,000	6.974		06/01/67	1,199,250
Ruwais Power Co. PJSC(b)
740,000	6.000		08/31/36	869,500
Southern California Edison Co.(a)
1,950,000	4.050		03/15/42	2,044,601
The Southern Co.(a)
1,975,000	2.350		07/01/21	1,964,015

				18,659,274

Food & Drug Retailing – 0.5%
Kraft Heinz Foods Co.(a)
1,050,000	2.800		07/02/20	1,068,969
675,000	5.200		07/15/45	739,402
125,000	4.375		06/01/46	123,429
Smithfield Foods, Inc.(b)
1,200,000	2.700		01/31/20	1,203,695
2,350,000	2.650	(a)	10/03/21	2,347,640

				5,483,135

Gas(a) – 0.3%
NiSource Finance Corp.
2,525,000	3.490		05/15/27	2,555,798

Healthcare Providers & Services – 1.9%
Aetna, Inc.(a)
750,000	2.800		06/15/23	754,613
Becton Dickinson & Co.
1,743,000	2.675		12/15/19	1,763,927
2,575,000	2.894	(a)	06/06/22	2,583,378
2,450,000	3.363	(a)	06/06/24	2,472,858
825,000	4.685	(a)	12/15/44	872,090
C.R. Bard, Inc.(a)
2,200,000	3.000		05/15/26	2,206,916
Cigna Corp.(a)
1,675,000	3.250		04/15/25	1,696,327
Medtronic, Inc.
1,275,000	3.150		03/15/22	1,320,202
Stryker Corp.(a)
575,000	2.625		03/15/21	581,868
1,175,000	3.375		11/01/25	1,203,291
Thermo Fisher Scientific, Inc.(a)
1,325,000	3.000		04/15/23	1,346,896
1,025,000	3.650		12/15/25	1,060,983
UnitedHealth Group, Inc.
950,000	4.625		07/15/35	1,088,775

				18,952,124

Household Products – 0.1%
Kimberly-Clark Corp.
825,000	3.700		06/01/43	798,337

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Insurance – 1.4%
	AIA Group Ltd.(a)(b)
	$925,000	3.200%		03/11/25	$925,273
	American International Group, Inc.(a)
	1,000,000	3.750		07/10/25	1,032,707
	1,100,000	4.800		07/10/45	1,200,304
	Arch Capital Group Ltd.
	1,125,000	7.350		05/01/34	1,497,629
	Brighthouse Financial, Inc.(a)(b)
	950,000	3.700		06/22/27	932,782
	MetLife, Inc.
	250,000	4.050		03/01/45	254,133
	Reliance Standard Life Global Funding II(b)
	2,050,000	2.500		01/15/20	2,059,430
	Teachers Insurance & Annuity Association of America(b)
	560,000	4.900		09/15/44	632,455
	The Chubb Corp.(a)(c) (3M USD LIBOR + 2.250%)
	1,125,000	3.554		03/29/67	1,118,812
	The Hartford Financial Services Group, Inc.
	250,000	5.125		04/15/22	277,026
	The Northwestern Mutual Life Insurance Co.(b)
	1,200,000	6.063		03/30/40	1,578,589
	750,000	3.850	(a)	09/30/47	741,504
	XLIT Ltd.
	1,225,000	4.450		03/31/25	1,254,400

					13,505,044

Internet(a) – 0.3%
	Amazon.com, Inc.
	1,650,000	3.300		12/05/21	1,719,624
	Expedia, Inc.(b)
	1,575,000	3.800		02/15/28	1,560,849

					3,280,473

Lodging(a) – 0.3%
	Marriott International, Inc.
	766,000	2.875		03/01/21	776,799
	2,375,000	2.300		01/15/22	2,344,689

					3,121,488

Machinery-Diversified(a) – 0.2%
	Roper Technologies, Inc.
	1,300,000	3.000		12/15/20	1,326,336
	1,000,000	2.800		12/15/21	1,009,155

					2,335,491

Media – 1.0%
	21st Century Fox America, Inc.(a)
	2,000,000	3.700		09/15/24	2,075,432
	Charter Communications Operating LLC/Charter Communications Operating Capital(a)
	475,000	4.464		07/23/22	502,563
	1,975,000	4.908		07/23/25	2,111,306
	200,000	6.484		10/23/45	234,736
	NBCUniversal Media LLC
	3,850,000	4.375		04/01/21	4,143,231
	Time Warner Cable LLC
	425,000	5.000		02/01/20	449,327
	275,000	5.875	(a)	11/15/40	301,775

					9,818,370

Corporate Obligations – (continued)
Mining(b) – 0.5%
	Glencore Funding LLC
	3,075,000	2.700		10/25/17	3,076,076
	900,000	4.125		05/30/23	936,945
	1,183,000	4.625		04/29/24	1,253,093

					5,266,114

Miscellaneous Manufacturing – 0.0%
	General Electric Co.
	337,000	6.150		08/07/37	446,870

Oil Field Services – 1.6%
	Anadarko Petroleum Corp.
	950,000	8.700		03/15/19	1,036,820
	190,000	3.450	(a)	07/15/24	188,558
	475,000	5.550	(a)	03/15/26	530,500
	925,000	6.450		09/15/36	1,094,271
	Apache Corp.(a)
	275,000	3.250		04/15/22	278,934
	400,000	2.625		01/15/23	392,064
	1,300,000	4.250		01/15/44	1,220,806
	ConocoPhillips Co.(a)
	310,000	3.350		11/15/24	318,805
	Devon Energy Corp.(a)
	250,000	4.000		07/15/21	259,887
	400,000	5.600		07/15/41	437,759
	Dolphin Energy Ltd.(b)
	261,087	5.888		06/15/19	270,225
	EQT Corp.(a)
	1,000,000	3.000		10/01/22	1,002,332
	Halliburton Co.(a)
	1,600,000	3.250		11/15/21	1,646,345
	Petroleos Mexicanos
	250,000	5.500		02/04/19	260,312
	628,000	6.375		02/04/21	686,247
EUR	1,250,000	5.125		03/15/23	1,691,595
	$1,020,000	6.500	(b)	03/13/27	1,130,395
	10,000	6.625		06/15/35	10,775
	27,000	5.500		06/27/44	25,110
	20,000	6.375		01/23/45	20,380
	190,000	5.625		01/23/46	177,365
	630,000	6.750	(b)	09/21/47	670,572
	Pioneer Natural Resources Co.(a)
	1,450,000	3.450		01/15/21	1,482,587
	295,000	3.950		07/15/22	309,996
	Valero Energy Corp.
	950,000	3.650		03/15/25	974,655

					16,117,295

Pharmaceuticals – 2.1%
	Allergan Funding SCS
	2,200,000	2.350		03/12/18	2,206,409
	150,000	4.850	(a)	06/15/44	163,337
	Bayer US Finance LLC(b)
	2,775,000	3.000		10/08/21	2,827,699
	EMD Finance LLC(a)(b)
	3,325,000	2.950		03/19/22	3,379,501

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Forest Laboratories LLC(a)(b)
$841,000	4.375%		02/01/19	$862,447
900,000	5.000		12/15/21	983,610
Mylan NV(a)
2,775,000	3.950		06/15/26	2,825,240
Shire Acquisitions Investments Ireland DAC
2,550,000	1.900		09/23/19	2,544,958
2,125,000	3.200	(a)	09/23/26	2,094,862
Teva Pharmaceutical Finance Netherlands III BV
825,000	2.200		07/21/21	794,313
645,000	2.800		07/21/23	615,196
425,000	3.150		10/01/26	391,721
Zoetis, Inc.(a)
1,250,000	3.000		09/12/27	1,235,122

				20,924,415

Pipelines(a) – 2.3%
Columbia Pipeline Group, Inc.
925,000	3.300		06/01/20	946,785
Enbridge, Inc.
1,100,000	2.900		07/15/22	1,106,439
Energy Transfer LP
1,375,000	4.650		06/01/21	1,461,382
775,000	5.200		02/01/22	839,987
210,000	3.600		02/01/23	213,561
EnLink Midstream Partners LP
700,000	4.850		07/15/26	732,473
Enterprise Products Operating LLC
215,000	3.350		03/15/23	220,527
85,000	3.750		02/15/25	88,095
(3M USD LIBOR + 2.778%)
1,350,000	4.093	(c)	06/01/67	1,310,297
(3M USD LIBOR + 3.708%)
2,125,000	5.018	(c)	08/01/66	2,126,063
Kinder Morgan Energy Partners LP
425,000	5.400		09/01/44	441,838
Kinder Morgan, Inc.
4,375,000	3.050		12/01/19	4,454,113
Plains All American Pipeline LP/PAA Finance Corp.
525,000	3.650		06/01/22	527,775
650,000	4.500		12/15/26	659,692
Sabine Pass Liquefaction LLC
1,475,000	6.250		03/15/22	1,658,998
1,875,000	5.625		03/01/25	2,069,531
Western Gas Partners LP
1,050,000	3.950		06/01/25	1,054,868
Williams Partners LP
785,000	3.600		03/15/22	811,058
1,400,000	3.900		01/15/25	1,428,792
800,000	4.000		09/15/25	818,267

				22,970,541

Real Estate Investment Trust – 2.5%
American Campus Communities Operating Partnership LP(a)
2,575,000	3.750		04/15/23	2,650,285
American Tower Corp.(a)
1,025,000	3.300		02/15/21	1,050,290

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
Crown Castle International Corp.(a)
725,000	3.200		09/01/24	721,559
1,475,000	3.650		09/01/27	1,474,190
CubeSmart LP(a)
1,500,000	4.000		11/15/25	1,546,257
DDR Corp.(a)
3,125,000	3.500		01/15/21	3,171,337
850,000	3.900		08/15/24	856,272
Digital Realty Trust LP(a)
1,525,000	2.750		02/01/23	1,518,263
Healthcare Trust of America Holdings LP(a)
2,275,000	3.700		04/15/23	2,331,103
Kilroy Realty LP
2,375,000	6.625		06/01/20	2,622,519
1,500,000	3.800	(a)	01/15/23	1,545,079
MPT Operating Partnership LP/MPT Finance Corp.(a)
950,000	5.000		10/15/27	973,750
National Retail Properties, Inc.(a)
1,150,000	4.000		11/15/25	1,179,105
Ventas Realty LP(a)
975,000	3.500		02/01/25	978,805
VEREIT Operating Partnership LP(a)
500,000	4.875		06/01/26	536,875
Welltower, Inc.(a)
1,557,000	4.125		04/01/19	1,599,926

				24,755,615

Retailing(a) – 0.5%
Alimentation Couche-Tard, Inc.(b)
1,000,000	2.700		07/26/22	1,003,240
400,000	3.550		07/26/27	403,371
CVS Health Corp.
1,100,000	4.125		05/15/21	1,161,902
2,100,000	3.500		07/20/22	2,184,581

				4,753,094

Semiconductors(b) – 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,200,000	3.000		01/15/22	1,220,018
950,000	3.875		01/15/27	978,472
NXP BV/NXP Funding LLC
725,000	4.125		06/15/20	756,719
1,975,000	4.125		06/01/21	2,066,344
225,000	4.625		06/01/23	241,594

				5,263,147

Software(a) – 0.1%
Fidelity National Information Services, Inc.
1,436,000	3.625		10/15/20	1,495,333

Sovereign – 0.4%
NCUA Guaranteed Notes Series A4
3,500,000	3.000		06/12/19	3,575,598

Supranational – 0.3%
Inter-American Development Bank
2,700,000	1.000		02/27/18	2,690,769

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Telecommunication Services – 3.9%
AT&T, Inc.
$500,000	2.800	%(a)	02/17/21	$505,954
2,200,000	3.200	(a)	03/01/22	2,243,650
2,875,000	3.800		03/15/22	2,994,797
2,400,000	3.000	(a)	06/30/22	2,423,367
1,354,000	3.600	(a)	02/17/23	1,393,112
3,525,000	3.400	(a)	05/15/25	3,477,063
100,000	4.125	(a)	02/17/26	102,609
2,175,000	3.900	(a)	08/14/27	2,179,234
Cisco Systems, Inc.
3,875,000	1.400		09/20/19	3,855,564
Telefonica Emisiones SAU
3,875,000	5.462		02/16/21	4,247,304
Verizon Communications, Inc.
7,848,000	2.946		03/15/22	7,980,978
6,825,000	5.150		09/15/23	7,650,603
25,000	4.125		08/15/46	22,727
50,000	4.862		08/21/46	50,683

				39,127,645

Trucking & Leasing(b) – 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,225,000	3.375	(a)	02/01/22	1,257,793
1,425,000	4.250		01/17/23	1,518,573

				2,776,366

TOTAL CORPORATE OBLIGATIONS
(Cost $376,659,076)				$384,375,330

Mortgage-Backed Obligations – 24.4%
Adjustable Rate Non-Agency(c) – 1.6%
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.240%)
$474,672	1.711%		01/19/36	$324,155
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
253,685	1.954		10/25/34	229,270
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A (12M MTA + 0.850%)
952,984	1.680		12/25/46	942,983
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2(b) (1M USD LIBOR + 0.950%)
2,800,000	2.181		04/10/19	2,800,059
Mortgage Repurchase Agreement Financing Trust Series 2017-1, Class A1(b) (1M USD LIBOR + 0.850%)
2,550,000	2.081		07/10/19	2,550,655
Mortgage Repurchase Agreement Financing Trust Series 2017-2, Class A1(b)
7,950,000	1.781		08/12/19	7,950,644
Sequoia Mortgage Trust Series 2003-4, Class 1A2 (6M USD LIBOR + 0.660%)
636,606	2.116		07/20/33	622,132
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
41,125	2.822		02/25/33	42,343

TOTAL ADJUSTABLE RATE NON-AGENCY				$15,462,241

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – 0.8%
Interest Only(c)(d) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
$158,285	0.000%	08/25/33	$—
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X
162,044	0.000	07/25/33	—

			—

Inverse Floaters(c) – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1x1M LIBOR + 37.567%)
59,460	31.806	02/16/32	91,311

Sequential Fixed Rate – 0.1%
FHLMC REMIC Series 2755, Class ZA
624,865	5.000	02/15/34	684,744

Sequential Fixed Rate – 0.6%
FHLMC REMIC Series 4273, Class PD
1,450,976	6.500	11/15/43	1,674,446
FNMA REMIC Series 2003-134, Class ME
9,869	4.500	06/25/33	9,957
FNMA REMIC Series 2004-64, Class BA
2,044	5.000	03/25/34	2,048
FNMA REMIC Series 2011-52, Class GB
1,384,780	5.000	06/25/41	1,519,502
FNMA REMIC Series 2011-99, Class DB
1,382,174	5.000	10/25/41	1,515,126
FNMA REMIC Series 2012-111, Class B
227,605	7.000	10/25/42	261,812
FNMA REMIC Series 2012-153, Class B
826,700	7.000	07/25/42	959,172

			5,942,063

Sequential Floating Rate(b)(c) – 0.1%
Station Place Securitization Trust Series 2015-2, Class A (1M USD LIBOR + 1.050%)
1,117,000	2.279	05/15/18	1,117,000

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$7,835,118

Commercial Mortgage-Backed Securities(c) – 0.2%
Sequential Floating Rate – 0.2%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
1,811,693	6.141	12/10/49	1,810,996

Federal Agencies – 21.8%
Adjustable Rate FNMA(c) – 0.5%
(1 year CMT + 2.216%)
6,510	3.148	06/01/33	6,853
(12M USD LIBOR + 1.710%)
879,430	3.537	07/01/34	926,694
(12M USD LIBOR + 1.567%)
1,834,175	3.246	09/01/34	1,917,134
(12M USD LIBOR + 1.742%)
1,464,954	3.488	05/01/35	1,547,479
(12M USD LIBOR + 1.233%)
173,691	2.985	06/01/35	179,288

			4,577,448

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – 0.8%
$494	5.000%	10/01/17	$496
2	7.000	10/01/17	2
1,010	5.000	11/01/17	1,033
708	5.000	12/01/17	723
1,324	5.000	01/01/18	1,346
3,518	5.000	02/01/18	3,532
3,102	5.000	03/01/18	3,121
2,392	5.000	04/01/18	2,409
1,600	5.000	05/01/18	1,615
1,602	5.000	06/01/18	1,616
3,973	5.000	07/01/18	4,013
593	5.000	08/01/18	600
6,032	4.500	09/01/18	6,093
817	5.000	10/01/18	827
1,513	5.000	11/01/18	1,533
21,155	5.000	06/01/19	21,591
58,721	5.000	05/01/23	63,770
179,845	4.500	10/01/23	192,724
47,534	5.500	10/01/25	52,584
4,032	7.000	06/01/26	4,300
11,072	7.500	12/01/30	11,578
12,624	7.500	01/01/31	13,604
328,153	5.500	03/01/33	364,413
16,178	5.000	10/01/33	17,706
57,277	6.500	10/01/33	66,459
720	5.500	12/01/33	814
21,740	5.500	09/01/34	24,250
1,439	5.500	12/01/34	1,597
1,347	5.500	03/01/35	1,495
2,895	5.000	04/01/35	3,168
23,863	5.000	07/01/35	26,117
35,627	5.500	11/01/35	39,573
130,676	5.000	12/01/35	144,807
258	5.500	02/01/36	290
54,820	5.500	06/01/36	60,800
39,823	5.500	08/01/37	44,161
256,310	5.000	01/01/38	281,178
103,409	5.500	03/01/38	115,600
50,495	5.500	04/01/38	56,448
76,875	5.500	08/01/38	86,514
1,870	5.500	09/01/38	2,090
6,266	6.500	09/01/38	7,178
7,659	5.500	11/01/38	8,723
14,110	5.500	12/01/38	15,649
614,760	5.000	01/01/39	672,272
750,524	7.000	02/01/39	873,641
3,873	5.500	03/01/39	4,286
184,561	5.000	06/01/39	200,955
5,225	5.500	10/01/39	5,840
12,214	5.500	03/01/40	13,646
24,059	4.000	06/01/40	25,503
26,852	5.500	06/01/40	30,009
18,121	5.000	08/01/40	19,854
5,004	4.500	11/01/40	5,384
255,971	4.000	02/01/41	271,017
5,306	5.000	04/01/41	5,837

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
14,688	5.000	06/01/41	16,093
18,814	4.000	11/01/41	19,946
1,400,652	3.500	06/01/45	1,454,709
1,109,199	3.500	10/01/45	1,151,661
1,762,451	3.500	06/01/46	1,837,631

			8,366,424

FNMA – 8.7%
6,344	5.000	06/01/18	6,401
48,558	4.500	07/01/18	48,973
3,199	4.500	08/01/18	3,230
71	6.500	10/01/18	79
81,100	5.500	09/01/23	85,934
25,364	5.500	10/01/23	26,975
240,086	5.000	02/01/24	252,196
35,679	7.000	08/01/27	40,309
1,615	6.500	09/01/27	1,814
153,786	7.000	03/01/28	174,403
2,123	6.500	05/01/28	2,384
17,650	8.000	02/01/31	20,046
58,854	7.000	03/01/31	64,366
646	5.500	05/01/33	726
22,799	5.000	07/01/33	25,204
38,809	5.000	08/01/33	42,685
1,311	5.000	09/01/33	1,442
7,603	5.500	09/01/33	8,492
1,598	6.500	09/01/33	1,829
15,579	5.000	12/01/33	17,200
472	5.500	12/01/33	525
868	5.500	01/01/34	969
10,662	5.500	02/01/34	11,908
1,883	5.500	04/01/34	2,113
7,528	5.500	05/01/34	8,417
1,946	6.000	07/01/34	2,207
2,572	5.500	08/01/34	2,889
6,813	5.500	10/01/34	7,592
5,242	5.500	11/01/34	5,862
60,911	5.500	12/01/34	68,057
172,394	5.000	04/01/35	190,966
6,599	5.500	04/01/35	7,372
5,760	5.500	07/01/35	6,435
262	5.500	08/01/35	294
965,556	5.000	09/01/35	1,062,330
15,623	5.500	09/01/35	17,509
1,114	5.500	12/01/35	1,252
222	5.500	02/01/36	248
114,788	5.500	03/01/36	128,234
22,272	6.000	03/01/36	25,398
762	5.500	04/01/36	852
4,266	6.000	04/01/36	4,853
127,612	6.000	07/01/36	144,795
223,105	6.000	09/01/36	253,737
1,832	5.500	01/01/37	2,054
3,030	6.000	01/01/37	3,458
764	5.500	02/01/37	856
11,742	6.000	02/01/37	13,472

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$30,291	6.000%	03/01/37		$34,384
1,698	5.500	04/01/37		1,903
725	5.500	05/01/37		817
530	5.500	06/01/37		594
361	5.500	07/01/37		405
327,221	6.000	07/01/37		371,170
5,299	6.000	08/01/37		6,018
93,879	6.000	09/01/37		106,546
298,988	6.000	10/01/37		339,494
400,630	6.000	11/01/37		456,274
425	5.500	12/01/37		476
848	5.500	02/01/38		957
4,624	5.500	03/01/38		5,185
25,064	6.000	03/01/38		28,514
51,087	5.000	04/01/38		56,096
190,903	6.000	04/01/38		216,955
1,028	5.500	05/01/38		1,154
403,664	6.000	05/01/38		458,252
4,792	5.500	06/01/38		5,382
39,830	6.000	06/01/38		45,228
3,295	5.500	07/01/38		3,694
1,981	5.500	08/01/38		2,221
1,703	5.500	09/01/38		1,910
211,117	6.000	10/01/38		239,783
234,319	6.000	11/01/38		265,936
2,956	5.500	12/01/38		3,289
46,132	5.000	02/01/39		50,562
66,614	6.000	02/01/39		75,670
451,925	7.000	03/01/39		523,664
31,787	4.500	04/01/39		34,707
290,486	6.000	04/01/39		329,662
11,288	4.500	05/01/39		12,325
11,147	5.500	06/01/39		12,495
7,405	4.500	07/01/39		8,085
504,813	5.000	07/01/39		551,813
55,601	4.500	08/01/39		60,710
318,461	6.000	09/01/39		361,545
9,522	5.500	11/01/39		10,677
309,201	6.000	11/01/39		351,140
468,201	4.500	12/01/39		511,217
42,371	6.000	04/01/40		48,121
395,324	5.000	06/01/40		432,171
89,645	5.000	07/01/40		98,001
460,218	6.000	10/01/40		522,505
261,753	5.000	11/01/40		286,123
283,505	6.000	04/01/41		321,741
1,015,542	4.500	05/01/41		1,095,547
207,651	6.000	05/01/41		235,211
170,457	4.500	08/01/41		184,200
56,959	3.500	11/01/41		59,091
69,370	3.500	06/01/42		72,053
366,504	5.000	07/01/42		400,665
810,773	3.500	10/01/42		840,064
31,165	3.000	11/01/42		31,536
738,387	3.000	12/01/42		746,279
1,082,184	3.000	01/01/43		1,095,035

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
163,974	3.000	02/01/43		165,921
1,101,243	3.000	03/01/43		1,114,665
1,866,199	3.000	04/01/43		1,888,943
296,513	3.500	04/01/43		307,072
1,329,110	3.000	05/01/43		1,345,309
121,777	3.500	05/01/43		126,524
125,928	3.000	06/01/43		127,463
1,142,039	3.000	07/01/43		1,155,959
7,026,185	3.500	07/01/43		7,276,391
2,227,787	3.500	08/01/43		2,307,342
70,088	3.500	09/01/43		72,842
176,456	3.500	01/01/44		183,390
1,352,759	5.000	05/01/44		1,483,201
465,334	3.500	04/01/45		483,184
4,578,751	4.500	04/01/45		5,011,586
536,909	4.500	05/01/45		587,747
119,712	3.500	06/01/45		124,304
68,766	3.500	07/01/45		71,403
45,603	3.500	09/01/45		47,360
117,969	3.500	10/01/45		122,457
83,299	3.500	11/01/45		86,468
43,475	3.500	12/01/45		45,130
126,183	3.500	01/01/46		130,984
1,841,838	3.500	06/01/46		1,915,318
2,000,000	3.500	TBA-30yr	(e)	2,061,719
39,000,000	4.000	TBA-30yr	(e)	41,056,642
2,000,000	5.000	TBA-30yr	(e)	2,182,188

				86,296,106

GNMA – 11.8%
10,000	6.000	11/15/38		11,507
146,245	5.000	07/15/40		160,728
162,614	5.000	01/15/41		178,718
10,678	4.000	02/20/41		11,367
16,413	4.000	11/20/41		17,438
2,705	4.000	01/20/42		2,874
8,791	4.000	04/20/42		9,341
4,762	4.000	10/20/42		5,060
91,742	4.000	08/20/43		97,362
15,624,355	4.000	10/20/43		16,581,346
9,488	4.000	03/20/44		10,069
11,540	4.000	05/20/44		12,247
802,233	4.000	11/20/44		850,868
53,577	4.000	05/20/45		56,808
7,823,655	4.000	07/20/45		8,295,519
1,801,709	4.000	08/20/45		1,908,686
4,953,089	4.000	09/20/45		5,247,178
5,936,661	4.000	10/20/45		6,289,150
1,038,820	4.000	11/20/45		1,100,500
4,695,455	4.000	01/20/46		4,968,379
1,390,102	4.000	02/20/46		1,470,902
19,197,300	4.000	03/20/46		20,313,143
5,354,784	4.000	04/20/46		5,666,031
2,593,459	4.000	05/20/46		2,744,204
4,522,357	4.000	05/20/47		4,771,794
17,791,967	4.000	06/20/47		18,784,425

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$7,958,158	4.000%	07/20/47	$8,394,167
4,988,924	4.000	08/20/47	5,275,008
4,000,000	4.000	09/20/47	4,219,150

			117,453,969

TOTAL FEDERAL AGENCIES			$216,693,947

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $241,751,304)			$241,802,302

Agency Debentures – 5.7%
FHLB
$6,800,000	2.125%	06/09/23	$6,818,884
3,500,000	3.375	09/08/23	3,732,592
750,000	3.375	12/08/23	800,944
2,400,000	5.000	09/28/29	2,906,938
FNMA
3,700,000	1.875	09/24/26	3,518,330
4,200,000	6.250	05/15/29	5,655,846
Hashemite Kingdom of Jordan Government AID Bond(f)
7,400,000	2.503	10/30/20	7,565,464
Israel Government AID Bond(f)
7,827,000	5.500	09/18/23	9,258,245
1,200,000	5.500	12/04/23	1,420,488
2,400,000	5.500	04/26/24	2,876,592
4,700,000	5.500	09/18/33	6,233,704
Tennessee Valley Authority
5,400,000	3.875	02/15/21	5,762,988

TOTAL AGENCY DEBENTURES (Cost $54,412,097)			$56,551,015

Asset-Backed Securities – 12.7%
Collateralized Loan Obligations(b)(c) – 5.4%
B&M CLO Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
$3,700,000	2.558%	04/16/26	$3,699,145
B&M CLO Ltd. Series 2014-1A, Class A2 (3M USD LIBOR + 1.950%)
650,000	3.108	04/16/26	649,993
BlueMountain CLO Ltd. Series 2014-2A, Class AR (3M USD LIBOR + 0.930%)
5,150,000	2.237	07/20/26	5,170,389
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
5,000,000	2.469	07/15/26	5,009,910
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.130%)
3,400,000	2.434	04/18/26	3,405,307
Neuberger Berman CLO XIX Ltd. Series 2015-19A, Class A1R (3M USD LIBOR + 1.050%)
5,150,000	2.354	07/15/27	5,159,090

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b)(c) – (continued)
Recette CLO Ltd. Series 2015-1A, Class AR
7,000,000	0.000	10/20/27	7,000,000
Shackleton CLO Ltd. Series 2014-5A, Class AR (3M USD LIBOR + 1.140%)
7,800,000	2.319	05/07/26	7,811,255
Voya CLO Ltd. Series 2014-4A, Class A1R (3M USD LIBOR + 0.950%)
7,500,000	0.000	10/14/26	7,507,778
WhiteHorse VIII Ltd. Series 2014-1A, Class A (3M USD LIBOR + 1.500%)
7,500,000	2.670	05/01/26	7,509,375

			52,922,242

Other – 0.0%
Small Business Administration
11,676	6.300	06/01/18	11,801

Student Loan(c) – 7.3%
Access Group, Inc. Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
4,379,205	1.506	09/26/33	4,330,891
Access Group, Inc. Series 2015-1, Class A(b) (1M USD LIBOR + 0.700%)
1,900,591	1.934	07/25/56	1,902,921
Chase Education Loan Trust Series 2007-A, Class A3 (3M USD LIBOR + 0.070%)
386,147	1.365	12/28/23	385,163
ECMC Group Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.350%)
4,045,417	2.584	07/26/66	4,047,961
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(b) (1M USD LIBOR + 0.800%)
2,704,966	2.034	10/25/56	2,706,628
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(b) (1M USD LIBOR + 0.800%)
8,200,000	2.034	04/26/32	8,070,012
Educational Funding of the South, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.650%)
2,856,665	1.806	04/25/35	2,850,016
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(b) (1M USD LIBOR + 1.000%)
1,736,852	2.234	02/25/25	1,740,347
Higher Education Funding I Series 2014-1, Class A(b) (3M USD LIBOR + 1.050%)
4,091,055	2.239	05/25/34	4,074,677
Navient Student Loan Trust Series 2016-5A, Class A(b) (1M USD LIBOR + 1.250%)
9,147,449	2.484	06/25/65	9,330,913
Navient Student Loan Trust Series 2016-7A, Class A(b) (1M USD LIBOR + 1.150%)
4,521,702	2.384	03/25/66	4,576,486
Nelnet Student Loan Trust Series 2006-1, Class A5 (3M USD LIBOR + 0.110%)
2,678,869	1.296	08/23/27	2,671,349
Nelnet Student Loan Trust Series 2006-1, Class A6(b) (3M USD LIBOR + 0.450%)
5,200,000	1.636	08/23/36	5,062,268

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
	Nelnet Student Loan Trust Series 2013-5A, Class A(b) (1M USD LIBOR + 0.630%)
	$615,588	1.864%		01/25/37	$611,085
	North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
	2,078,974	2.056		07/25/41	2,071,657
	Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1(b)
	5,090,000	2.060		10/15/25	5,089,969
	PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
	4,459,260	2.384		09/25/65	4,538,478
	Scholar Funding Trust Series 2010-A, Class A(b) (3M USD LIBOR + 0.750%)
	1,483,107	1.922		10/28/41	1,473,427
	SLC Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
	3,094,730	1.346		09/15/26	3,078,322
	SLM Student Loan Trust Series 2004-8A, Class A6(b) (3M USD LIBOR + 0.630%)
	2,550,000	1.786		01/25/40	2,550,750
	SLM Student Loan Trust Series 2005-3, Class A5 (3M USD LIBOR + 0.090%)
	1,466,412	1.246		10/25/24	1,464,616

					72,627,936

	TOTAL ASSET-BACKED SECURITIES (Cost $124,504,661)				$125,561,979

Foreign Debt Obligations – 0.6%
Sovereign – 0.6%
	Republic of Chile
	$239,000	3.125%		01/21/26	$245,812
	Republic of Colombia(a)
	1,380,000	5.000		06/15/45	1,420,020
	Republic of Indonesia
	790,000	3.700	(b)	01/08/22	819,941
	200,000	5.875		01/15/24	229,270
EUR	280,000	2.150	(b)	07/18/24	340,446
	$380,000	4.125		01/15/25	398,745
	420,000	4.125	(b)	01/15/25	440,719
	1,380,000	4.350	(b)	01/08/27	1,464,332
	510,000	6.750		01/15/44	681,992
	380,000	5.250	(b)	01/08/47	427,701

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $6,037,387)				$6,468,978

Municipal Debt Obligations – 1.5%
California(a) – 0.6%
	California State GO Bonds Build America Taxable Series 2009
	$950,000	7.500%		04/01/34	$1,380,283
	1,650,000	7.550		04/01/39	2,530,440
	California State GO Bonds Build America Taxable Series 2010
	1,645,000	7.950		03/01/36	1,854,277

					5,765,000

Illinois – 0.3%
	Illinois State GO Bonds Build America Series 2010(a)
	160,000	6.630		02/01/35	179,357
	1,595,000	7.350		07/01/35	1,829,210
	Illinois State GO Bonds Taxable-Pension Series 2003
	1,170,000	5.100		06/01/33	1,183,221

					3,191,788

New Hampshire(a)(c) – 0.4%
	New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
	3,500,000	2.010		10/25/37	3,423,491

Ohio(a) – 0.2%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	1,700,000	6.270		02/15/50	2,236,690

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $12,561,503)				$14,616,969

U.S. Treasury Obligations – 18.1%
	United States Treasury Bonds
	$3,670,000	2.750%		11/15/42	$3,624,639
	8,320,000	3.625		02/15/44	9,565,255
	3,830,000	3.125		08/15/44	4,041,876
	31,750,000	3.000	(g)	11/15/44	32,728,218
	5,290,000	3.000		05/15/45	5,448,964
	11,400,000	2.875		11/15/46	11,442,180
	190,000	3.000		05/15/47	195,542
	United States Treasury Inflation Indexed Bonds
	13,978,404	0.125		04/15/18	13,990,006
	1,531,715	0.625		01/15/24	1,564,953
	3,410,583	0.250		01/15/25	3,378,796
	3,348,215	0.625		01/15/26	3,395,090
	571,894	0.125		07/15/26	556,470
	993,798	0.875		02/15/47	980,323
	United States Treasury Notes
	36,080,000	2.125		07/31/24	36,026,601
	1,010,000	2.375		08/15/24	1,024,241
	5,470,000	2.000		09/30/24	5,456,708
	44,220,000	2.250		11/15/25	44,222,210
	United States Treasury Strip Coupon(h)
	3,200,000	0.000		02/15/36	1,925,248

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $177,193,222)				$179,567,320

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Shares		Distribution Rate	Value
Investment Company(i) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
$3,949		0.927%	$3,949
(Cost $3,949)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
(Cost $993,123,199)			$1,008,947,842

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 2.4%
Certificates of Deposit – 1.3%
Credit Suisse New York
$4,000,000	2.051%	11/03/17	$4,003,285

Mizuho Bank Ltd.
5,000,000	2.017	12/08/17	5,007,383
UBS AG Stamford
4,000,000	1.420	11/02/17	4,000,565

			13,011,233

Commercial Paper – 1.1%
Electricite de France SA(h)
5,500,000	0.000	01/05/18	5,477,033
National Australia Bank Ltd.
5,000,000	1.288	12/06/17	5,003,799

			10,480,832

TOTAL SHORT-TERM INVESTMENTS
(Cost $23,472,573)			$23,492,065

TOTAL INVESTMENTS – 104.1%
(Cost $1,016,595,772)			$1,032,439,907

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.1)%			(40,476,760)

NET ASSETS – 100.0%			$991,963,147

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $213,619,016, which represents approximately 21.5% of net assets as of September 30, 2017 and are unaudited.
(c)	Variable rate security. Interest rate disclosed is that which is in effect on September 30, 2017.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $45,300,549 which represents approximately 4.6% of net assets as of September 30, 2017.
(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $27,354,493, which represents approximately 2.8% of net assets as of September 30, 2017.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GBP	—British Pound Offered Rate
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Australia & New Zealand Banking Group	USD	1,259,562	AUD	1,583,057	$1,240,568	12/20/17	$18,995
Bank of America Securities LLC	CAD	377,450	AUD	382,000	302,663	12/20/17	3,308
	CHF	743,541	EUR	641,000	772,160	12/20/17	11,062
	EUR	2,013,420	USD	2,379,244	2,390,652	12/20/17	11,408
	GBP	1,739,820	EUR	1,938,000	2,337,290	12/20/17	36,187
	SEK	3,025,155	EUR	313,527	373,236	12/20/17	966
	USD	1,305,020	CAD	1,612,540	1,293,035	12/20/17	11,985
	USD	307,640	EUR	259,000	307,526	12/20/17	114
	USD	307,232	GBP	227,365	305,444	12/20/17	1,788
	USD	767,000	JPY	84,725,888	756,049	12/20/17	10,951
Barclays Bank PLC	CAD	952,997	USD	764,000	764,172	12/20/17	172
	GBP	3,398,712	USD	4,558,948	4,560,818	11/16/17	1,870
	GBP	233,000	USD	308,293	313,014	12/20/17	4,722
	NZD	1,063,000	USD	764,940	766,590	12/20/17	1,650
	USD	1,955,341	AUD	2,435,151	1,908,314	12/20/17	47,027
	USD	1,410,223	CAD	1,740,763	1,395,853	12/20/17	14,371
	USD	771,649	EUR	641,000	761,097	12/20/17	10,551
	USD	306,577	GBP	226,492	304,271	12/20/17	2,306
BNP Paribas SA	CHF	1,493,685	EUR	1,299,721	1,551,176	12/20/17	7,941
	EUR	650,000	CHF	742,151	771,784	12/20/17	1,068
	EUR	333,958	GBP	294,829	396,529	12/20/17	454
	EUR	1,935,000	NOK	18,046,344	2,297,540	12/20/17	27,403
	EUR	1,556,000	USD	1,843,253	1,847,531	12/20/17	4,278
	GBP	452,217	USD	606,003	607,513	12/20/17	1,510
	SEK	9,960,522	EUR	1,034,000	1,228,903	12/20/17	1,173
	USD	762,892	AUD	965,000	756,225	12/20/17	6,667
	USD	2,367,300	CAD	2,916,441	2,338,585	12/20/17	28,714
	USD	339,801	EUR	283,000	336,023	12/20/17	3,778
	USD	2,325,540	GBP	1,722,147	2,313,548	12/20/17	11,992
	USD	768,000	JPY	84,650,496	755,376	12/20/17	12,624
Citibank NA	CAD	412,578	USD	330,783	330,831	12/20/17	47
	CHF	2,223,564	EUR	1,936,000	2,309,149	12/20/17	10,421
	EUR	649,000	NOK	6,042,450	770,596	12/20/17	10,487
	JPY	336,425,901	USD	3,000,927	3,002,087	12/20/17	1,160
	USD	8,076,477	EUR	6,725,578	7,985,678	12/20/17	90,799
	USD	460,991	GBP	340,769	457,792	12/20/17	3,199
Deutsche Bank AG	USD	962,933	SEK	7,655,988	940,988	10/19/17	21,945
HSBC Bank PLC	AUD	978,936	USD	765,503	767,146	12/20/17	1,644
	EUR	206,000	SEK	1,958,082	244,596	12/20/17	3,013
	GBP	275,155	EUR	309,358	369,646	12/20/17	2,327
	JPY	85,984,060	EUR	641,000	767,276	12/20/17	6,179
	USD	1,135,676	AUD	1,418,871	1,112,420	11/08/17	23,256
	USD	388,723	CAD	479,392	384,407	12/20/17	4,316
	USD	4,478,563	EUR	3,756,081	4,459,818	12/20/17	18,746
	USD	329,011	JPY	36,204,186	323,067	12/20/17	5,944
Standard Chartered Bank	AUD	524,476	USD	409,936	411,007	12/20/17	1,071
	EUR	641,000	SEK	6,099,903	761,097	12/20/17	8,507

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Standard Chartered Bank (continued)
	USD	8,072,394	AUD	10,070,989	$7,892,163	12/20/17	$180,231
	USD	1,539,000	JPY	169,201,507	1,509,865	12/20/17	29,135
	USD	1,842,127	NZD	2,532,000	1,825,968	12/20/17	16,158
State Street Bank (London)	GBP	567,000	JPY	85,205,925	761,713	12/20/17	1,380
	GBP	907,512	USD	1,207,477	1,219,160	12/20/17	11,683
	USD	1,560,519	AUD	1,957,442	1,533,955	12/20/17	26,564
	USD	1,529,000	CAD	1,893,751	1,518,528	12/20/17	10,472
	USD	767,000	CHF	734,195	762,455	12/20/17	4,545
	USD	4,148,185	EUR	3,448,034	4,094,055	12/20/17	54,130
	USD	335,776	GBP	249,653	335,386	12/20/17	390
	USD	1,692,035	NZD	2,326,000	1,677,411	12/20/17	14,625
Westpac Banking Corp.	AUD	984,035	USD	768,807	771,142	12/20/17	2,335
	EUR	6,602,078	USD	7,782,675	7,808,121	10/12/17	25,445
	USD	1,527,329	AUD	1,924,000	1,507,749	12/20/17	19,580
	USD	1,748,707	JPY	189,968,150	1,690,356	10/25/17	58,352
	USD	766,433	NZD	1,060,000	764,426	12/20/17	2,010
TOTAL							$967,131

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Australia & New Zealand Banking Group	AUD	1,628,463	USD	1,301,521	$1,276,151	12/20/17	$(25,370)
	NZD	626,000	USD	459,534	451,444	12/20/17	(8,090)
Bank of America Securities LLC	AUD	1,950,000	USD	1,529,659	1,528,124	12/20/17	(1,535)
	CAD	2,397,144	USD	1,967,893	1,922,180	12/20/17	(45,713)
	EUR	1,157,938	USD	1,391,192	1,374,889	12/20/17	(16,303)
	JPY	205,813,000	USD	1,889,553	1,831,345	10/25/17	(58,208)
	SEK	80,485,668	EUR	8,428,573	9,930,106	12/20/17	(77,638)
	USD	306,630	EUR	259,000	307,526	12/20/17	(896)
Barclays Bank PLC	AUD	360,895	USD	284,600	282,816	12/20/17	(1,784)
	EUR	1,287,000	CHF	1,490,269	1,528,131	12/20/17	(19,498)
	EUR	1,924,000	GBP	1,706,333	2,284,479	12/20/17	(7,824)
	EUR	1,227,568	USD	1,472,013	1,457,565	12/20/17	(14,448)
	GBP	792,479	USD	1,079,751	1,064,624	12/20/17	(15,128)
	JPY	44,213,080	GBP	302,904	394,534	12/20/17	(12,390)
	NZD	418,000	USD	306,501	301,444	12/20/17	(5,057)
	SEK	2,449,699	USD	309,296	302,237	12/20/17	(7,058)
	USD	806,415	EUR	680,476	807,969	12/20/17	(1,554)
	USD	769,865	GBP	579,696	778,768	12/20/17	(8,904)
	USD	764,000	JPY	85,701,623	764,756	12/20/17	(756)
BNP Paribas SA	AUD	5,832,447	USD	4,626,904	4,570,617	12/20/17	(56,288)
	CAD	2,130,076	USD	1,732,645	1,708,028	12/20/17	(24,617)
	EUR	1,217,684	CHF	1,395,758	1,445,828	12/20/17	(3,652)
	EUR	935,420	USD	1,121,654	1,110,680	12/20/17	(10,974)
	GBP	5,682,663	EUR	6,434,000	7,634,141	12/20/17	(5,329)
	JPY	37,451,887	USD	335,113	334,201	12/20/17	(912)
	NOK	3,662,895	EUR	388,500	460,773	12/20/17	(515)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
BNP Paribas SA (continued)
	NZD	969,668	USD	703,436	$699,283	12/20/17	$(4,153)
	SEK	82,835,570	EUR	8,685,742	10,220,031	12/20/17	(93,065)
	SEK	2,479,703	USD	308,639	305,939	12/20/17	(2,700)
	USD	305,312	AUD	390,000	305,625	12/20/17	(313)
	USD	1,839,899	EUR	1,553,000	1,843,969	12/20/17	(4,071)
	USD	401,129	GBP	301,209	404,647	12/20/17	(3,518)
	USD	785,802	JPY	88,589,220	790,523	12/20/17	(4,721)
	USD	764,839	NZD	1,066,000	768,753	12/20/17	(3,914)
Citibank NA	AUD	959,000	NZD	1,055,063	751,523	12/20/17	(9,343)
	AUD	967,000	USD	766,144	757,793	12/20/17	(8,352)
	CAD	1,746,404	USD	1,419,546	1,400,376	12/20/17	(19,171)
	EUR	1,293,000	CHF	1,481,067	1,535,256	12/20/17	(2,818)
	EUR	1,291,000	GBP	1,156,636	1,532,880	12/20/17	(20,955)
	EUR	644,000	USD	771,528	764,659	12/20/17	(6,869)
	JPY	54,805,307	USD	494,655	489,054	12/20/17	(5,601)
	NOK	12,208,453	EUR	1,300,000	1,535,761	12/20/17	(7,806)
	NOK	3,843,817	GBP	362,300	483,532	12/20/17	(3,185)
	NZD	2,913,428	USD	2,119,537	2,101,039	12/20/17	(18,498)
	SEK	4,688,572	EUR	489,801	578,463	12/20/17	(3,107)
	USD	750,686	JPY	84,637,595	755,261	12/20/17	(4,575)
HSBC Bank PLC	AUD	1,929,387	USD	1,544,297	1,512,674	11/08/17	(31,623)
	JPY	121,140,065	USD	1,097,011	1,080,990	12/20/17	(16,021)
	SEK	6,137,938	EUR	642,288	757,282	12/20/17	(5,344)
	USD	664,718	JPY	74,594,651	665,644	12/20/17	(926)
JPMorgan Securities, Inc.	USD	5,349,104	GBP	3,987,361	5,350,740	11/16/17	(1,635)
Standard Chartered Bank	AUD	1,344,000	USD	1,074,965	1,053,230	12/20/17	(21,735)
	CAD	5,078,167	USD	4,174,885	4,071,991	12/20/17	(102,893)
	EUR	644,000	USD	770,195	764,659	12/20/17	(5,536)
	JPY	85,309,879	EUR	645,625	761,260	12/20/17	(5,328)
	NOK	64,829,388	EUR	6,922,175	8,155,204	12/20/17	(63,905)
	NOK	2,411,318	USD	309,198	303,331	12/20/17	(5,867)
	NZD	1,053,837	EUR	643,000	759,982	12/20/17	(3,491)
	NZD	6,883,936	USD	5,006,623	4,964,397	12/20/17	(42,226)
	USD	342,771	AUD	437,642	342,959	12/20/17	(188)
	USD	1,583,257	GBP	1,189,864	1,598,474	12/20/17	(15,217)
State Street Bank (London)	AUD	1,544,324	USD	1,226,664	1,210,214	12/20/17	(16,450)
	EUR	1,278,167	GBP	1,139,927	1,517,644	12/20/17	(13,744)
	EUR	511,089	USD	613,762	606,847	12/20/17	(6,916)
	GBP	5,680,000	USD	7,720,597	7,630,563	12/20/17	(90,034)
	JPY	620,989,353	USD	5,654,202	5,541,382	12/20/17	(112,820)
	NOK	3,149,741	USD	402,693	396,221	12/20/17	(6,471)
	NZD	1,699,000	USD	1,231,021	1,225,245	12/20/17	(5,775)
	SEK	31,919,780	EUR	3,342,964	3,938,178	12/20/17	(31,122)
	USD	765,852	AUD	982,000	769,547	12/20/17	(3,695)
	USD	767,000	CHF	741,367	769,902	12/20/17	(2,902)
	USD	747,026	JPY	83,865,943	748,375	12/20/17	(1,350)
	USD	735,966	NZD	1,025,337	739,428	12/20/17	(3,462)
Westpac Banking Corp.	CAD	1,710,609	USD	1,405,479	1,371,298	11/06/17	(34,182)
	USD	9,310,363	EUR	7,898,023	9,340,803	10/12/17	(30,440)
TOTAL							$(1,338,474)

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At September 30, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.500%	TBA-30yr	10/12/17	$(4,000,000)	$(4,124,375)
FNMA	3.000	TBA-30yr	10/12/17	(7,000,000)	(7,021,875)
GNMA	4.000	TBA-30yr	10/23/17	(5,000,000)	(5,264,844)
TOTAL (Proceeds Receivable: $16,500,313)					$(16,411,094)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year German Euro-Bund	19	12/07/17	$3,615,658	$(22,723)
20 Year U.S. Treasury Bonds	282	12/19/17	43,093,125	(682,256)
2 Year U.S. Treasury Notes	371	12/29/17	80,025,860	(224,581)
5 Year U.S. Treasury Notes	316	12/29/17	37,130,000	(284,804)
TOTAL				(1,124,364)
Short position contracts:
Italian 10 Year Government Bonds	(22)	12/07/17	(3,509,204)	6,489
Eurodollars	(129)	12/17/18	(31,648,538)	(11,825)
Ultra Long U.S. Treasury Bonds	(44)	12/19/17	(7,265,500)	125,502
Ultra 10 Year U.S. Treasury Notes	(8)	12/19/17	(1,074,625)	12,587
10 Year U.S. Treasury Notes	(208)	12/19/17	(26,065,000)	268,608
TOTAL				401,361
TOTAL FUTURES CONTRACTS				$(813,003)

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received (Paid) by Fund	Termination Date	Notional Amount (000)				Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M CDOR(a)	0.832%	10/25/17		CAD	94,210		$(18,086)	$141	$(18,227)
6M GBP(b)	0.297	12/14/17		GBP	241,520	(c)	(27,771)	1,145	(28,916)
3M STIBOR(d)	0.050(b)	06/15/18		SEK	77,980		37,751	27,454	10,297
3M STIBOR(d)	0.330(b)	09/15/18			104,320		10,997	403	10,594
6M CHFOR	0.554	03/29/19		CHF	30,530	(c)	217	(241,371)	241,588
1.826	3M LIBOR	05/11/19	$		21,110	(c)	(4,490)	(3,074)	(1,416)
3M STIBOR(d)	1.000%(b)	06/29/19		SEK	170,500	(c)	1,129	(3,050)	4,179
3M NIBOR(e)	1.000(b)	09/20/19		NOK	41,060		(7,650)	(11,255)	3,605
6M CDOR(e)	1.250	12/20/19		CAD	15,370	(c)	(175,976)	(182,296)	6,320
2.000(e)	3M LIBOR(d)	12/20/19	$		13,320	(c)	(51,511)	(81,889)	30,378
6M GBP(a)	3.370%	07/15/22		GBP	2,570		(13,689)	135	(13,824)
6M EURO(e)	0.250(b)	12/20/22		EUR	8,510	(c)	(28,187)	336	(28,523)
3M STIBOR(d)	0.500(b)	12/20/22		SEK	74,250	(c)	(18,715)	12,504	(31,219)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received (Paid) by Fund	Termination Date	Notional Amount (000)				Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M CDOR(e)	1.750%	12/20/22		CAD	7,880	(c)	$(127,309)	$(130,794)	$3,485
2.250%(e)	3M LIBOR(d)	12/20/22	$		13,110	(c)	(125,274)	(214,990)	89,716
2.500(e)	6M AUDOR	12/20/22		AUD	6,680	(c)	38,976	(8,876)	47,852
2.143(e)	3M LIBOR(d)	07/03/23	$		3,920	(c)	(171)	21,196	(21,367)
3M LIBOR(d)	2.065%(e)	08/06/23			11,030	(c)	(47,351)	5,523	(52,874)
6M EURO(e)	1.330(b)	01/12/27		EUR	6,420	(c)	(36,796)	(81,580)	44,784
6M GBP(e)	1.600	03/16/27		GBP	14,780	(c)	(101,097)	35,956	(137,053)
6M EURO(e)	1.750(b)	06/15/27		EUR	4,040	(c)	51,089	(261,695)	312,784
6M GBP(b)	3.334	06/15/27		GBP	1,240		(11,482)	(955)	(10,527)
6M EURO(b)	1.427	08/15/27		EUR	1,780		(4,667)	1,925	(6,592)
3M LIBOR(d)	2.400(e)	08/31/27	$		3,310	(c)	(25,789)	(3,790)	(21,999)
1.500%(b)	6M EURO(e)	08/31/27		EUR	2,900	(c)	12,270	(4,853)	17,123
3.340(a)	6M GBP	09/15/27		GBP	2,640		15,582	(1,622)	17,204
6M CDOR(e)	2.500%	09/21/27		CAD	6,690	(c)	(44,608)	(19,285)	(25,323)
2.500%(e)	3M LIBOR(d)	09/21/27	$		5,390	(c)	20,276	(1,872)	22,148
6M EURO(e)	1.000%(b)	12/20/27		EUR	8,330	(c)	40,132	150,404	(110,272)
6M CDOR(e)	2.000(d)	12/20/27		CAD	9,860	(c)	(309,544)	(256,898)	(52,646)
2.500%(e)	3M LIBOR	12/20/27	$		4,280	(c)	(72,605)	(160,180)	87,575
1.250(e)	6M GBP	12/20/27		GBP	5,130	(c)	135,741	(92,346)	228,087
0.250(e)	6M JYOR	12/20/27		JPY	522,050	(c)	24,587	13,510	11,077
6M CHFOR(e)	1.000%(b)	12/21/27		CHF	1,500	(c)	13,430	26,245	(12,815)
6M CDOR(e)	2.500	12/21/27		CAD	17,790	(c)	(135,225)	(84,955)	(50,270)
2.750%(e)	3M LIBOR(d)	12/21/27	$		13,760	(c)	(85,670)	(127,818)	42,148
4.000(e)	3M NZDOR(d)	12/21/27		NZD	5,430	(c)	(16,542)	(38,548)	22,006
3M LIBOR(d)	2.378%(e)	07/03/28	$		13,050	(c)	(1,613)	(20,371)	18,758
2.346%(e)	3M LIBOR(d)	08/06/28			6,210	(c)	23,947	(6,599)	30,546
1.940(e)	6M GBP	01/11/32		GBP	4,450	(c)	14,532	10,008	4,524
6M EURO(b)	1.600%	08/15/32		EUR	980		(5,722)	24	(5,746)
6M GBP(a)	3.460	09/15/32		GBP	2,400		(9,215)	6,344	(15,559)
1.500%(e)	6M GBP	12/20/32			3,520	(c)	80,810	(92,055)	172,865
1.750(e)	6M GBP	03/17/37			10,670	(c)	235,156	49,107	186,049
6M EURO(e)	2.000%(b)	06/16/37		EUR	1,210	(c)	(22,687)	(489)	(22,198)
2.750%(e)	3M LIBOR(d)	06/16/37	$		2,340	(c)	2,568	(2,205)	4,773
6M GBP(a)	3.510%	09/15/42		GBP	1,940		(18,825)	722	(19,547)
2.500%(e)	3M LIBOR(d)	06/17/47	$		2,270	(c)	18,008	3,486	14,522
3.450(a)	6M GBP	09/15/47		GBP	1,770		23,470	4,682	18,788
1.500(e)	6M GBP	12/20/47			1,130	(c)	61,207	(23,182)	84,389
2.560(e)	3M LIBOR(d)	07/03/48	$		5,410	(c)	8,115	3,774	4,341
TOTAL								$(1,783,869)	$1,105,592

(a)	Payments made at maturity.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(d)	Payments made quarterly.
(e)	Payments made semi-annually.

PURCHASED OPTIONS CONTRACTS — At September 30, 2017, the Fund had the following purchased options:

PURCHASED OPTIONS ON FUTURES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
Eurodollar	MS & Co. LLC	$98.00	06/15/18	121	$302,500	$46,888	$33,548	$13,340

Investment Abbreviations:
MS & Co. LLC—Morgan Stanley & Co. LLC

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Sovereign Debt Obligations – 31.9%
British Pound – 1.7%
	United Kingdom Treasury
GBP	2,000,000	4.500%	09/07/34	$3,745,781
	90,000	4.250	03/07/36	166,180
	3,970,000	3.500	01/22/45	7,065,329
	1,270,000	3.500	07/22/68	2,715,629

				13,692,919

Canadian Dollar – 1.6%
	British Columbia Province of Canada
CAD	800,000	3.250	12/18/21	670,884
	2,600,000	2.850	06/18/25	2,118,174
	2,000,000	4.950	06/18/40	2,041,803
	Government of Canada
	1,760,000	2.750	12/01/48	1,488,119
	Ontario Province of Canada
	1,800,000	4.400	06/02/19	1,506,735
	1,700,000	2.600	06/02/25	1,357,098
	2,300,000	4.650	06/02/41	2,250,802
	Quebec Province of Canada
	1,800,000	4.250	12/01/21	1,564,294

				12,997,909

Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	11,190,000	1.500	10/29/19	525,394

Danish Krone – 0.1%
	Kingdom of Denmark
DKK	3,000,000	4.500	11/15/39	801,115

Euro – 6.2%
	France Government Bond OAT
EUR	1,700,000	3.500	04/25/26	2,512,322
	2,660,000	4.750	04/25/35	4,838,393
	Government of France
	1,330,000	4.500	04/25/41	2,476,415
	Italy Buoni Poliennali Del Tesoro
	3,440,000	1.200	04/01/22	4,155,875
	8,230,000	1.850	05/15/24	9,987,044
	1,400,000	5.000	09/01/40	2,145,003
	1,370,000	2.800 (a)	03/01/67	1,367,900
	Kingdom of Belgium(a)
	1,800,000	0.800	06/22/27	2,140,823
	910,000	2.150	06/22/66	1,117,271
	Republic of Austria(a)
	450,000	1.500	11/02/86	452,369
	Republic of Indonesia(a)
	650,000	2.625	06/14/23	817,210
	240,000	2.150	07/18/24	291,811
	420,000	3.750	06/14/28	554,104
	Republic of Ireland
	860,000	4.500	04/18/20	1,145,023
	510,000	3.400	03/18/24	724,498
	Spain Government Bond(a)
	2,230,000	3.800	04/30/24	3,143,736
	1,250,000	2.750	10/31/24	1,662,432
	5,545,000	5.900	07/30/26	9,045,331
	1,110,000	3.450	07/30/66	1,388,577

				49,966,137

Foreign Sovereign Debt Obligations – (continued)
Japanese Yen – 19.1%
	Government of Japan
JPY	4,239,500,000	1.300%	06/20/20	$39,131,122
	50,000	0.400	06/20/25	459
	436,000,000	2.200	03/20/31	4,886,881
	225,000,000	1.700	09/20/32	2,406,065
	214,000,000	1.400	09/20/34	2,206,145
	2,029,200,000	2.500	09/20/34	24,146,443
	315,000,000	2.200	09/20/39	3,673,120
	454,000,000	1.400	09/20/45	4,607,702
	233,600,000	2.000	03/20/52	2,708,784
	312,700,000	1.400	03/20/55	3,121,442
	Japan Government Five Year Bond
	419,000,000	0.100	09/20/21	3,752,028
	Japan Government Ten Year Bond
	1,124,050,000	0.100	06/20/26	10,058,162
	529,250,000	0.100	09/20/26	4,731,102
	Japan Government Two Year Bond
	2,501,200,000	0.100	12/15/18	22,291,523
	Japanese Government CPI Linked Bond
	23,476,500	0.100	09/10/24	216,562
	1,571,469,900	0.100	03/10/25	14,503,190
	1,321,354,736	0.100	03/10/26	12,218,348

				154,659,078

Mexican Peso – 0.3%
	United Mexican States
MXN	3,957,000	6.500	06/10/21	215,663
	19,401,200	6.500	06/09/22	1,055,198
	2,034,800	8.000	12/07/23	118,729
	2,098,900	7.750	11/23/34	122,133
	13,763,300	10.000	11/20/36	975,565
	2,436,600	8.500	11/18/38	152,330
	94,300	8.000	11/07/47	5,643

				2,645,261

Russian Ruble – 0.1%
	Russian Federation Bond
RUB	26,160,000	7.050	01/19/28	441,071

South African Rand – 0.7%
	Republic of South Africa
ZAR	47,650,000	7.750	02/28/23	3,495,860
	6,569,608	10.500	12/21/26	544,308
	9,630,000	8.500	01/31/37	640,337
	13,680,000	8.750	01/31/44	912,790

				5,593,295

South Korean Won – 0.5%
	Republic of Korea
	$660,000	7.125	04/16/19	709,005
	KRW 3,819,000,000	5.000	06/10/20	3,597,873

				4,306,878

Swedish Krona – 0.4%
	Sweden Government Bond
SEK	21,290,000	3.500	06/01/22	3,041,724

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Sovereign Debt Obligations – (continued)
Thai Baht – 0.5%
	Thailand Government Bond
THB	126,490,000	1.875%		06/17/22	$3,813,160

United States Dollar – 0.6%
	Republic of Colombia(b)
	$1,230,000	3.875		04/25/27	1,249,065
	Republic of Indonesia
	970,000	5.875		01/15/24	1,111,959
	1,110,000	4.125		01/15/25	1,164,756
	200,000	4.125	(a)	01/15/25	209,866
	790,000	3.850	(a)	07/18/27	812,634
	300,000	4.750	(a)	07/18/47	316,698

					4,864,978

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $251,232,801)				$257,348,919

Corporate Obligations – 18.6%
Agriculture – 0.6%
	BAT Capital Corp.(a)(b)
	$700,000	3.222%		08/15/24	$701,725
	1,100,000	3.557		08/15/27	1,111,057
	BAT International Finance PLC(a)
	800,000	2.750		06/15/20	812,445
	200,000	3.500		06/15/22	206,507
	Reynolds American, Inc.
	108,000	3.250		06/12/20	110,984
	150,000	4.000		06/12/22	158,462
	250,000	5.700	(b)	08/15/35	293,177
	1,100,000	5.850	(b)	08/15/45	1,345,961

					4,740,318

Automotive – 0.1%
	GKN Holdings PLC
GBP	700,000	5.375		09/19/22	1,085,064

Banks – 7.3%
	Bank of America Corp.
	$1,550,000	5.750		12/01/17	1,560,660
	1,000,000	5.650		05/01/18	1,022,833
	1,400,000	2.600		01/15/19	1,411,315
	600,000	2.650		04/01/19	605,400
	1,450,000	4.125		01/22/24	1,542,604
	150,000	3.875		08/01/25	157,128
	3,500,000	3.248	(b)	10/21/27	3,429,872
	650,000	4.183	(b)	11/25/27	673,710
	2,100,000	3.824	(b)(c)	01/20/28	2,159,230
	100,000	6.110		01/29/37	125,034
	Barclays Bank PLC
	850,000	10.179		06/12/21	1,052,655
	Barclays PLC(b)
	1,850,000	3.684		01/10/23	1,897,311
	BNP Paribas SA(a)
	200,000	4.375		09/28/25	207,540
	900,000	4.375		05/12/26	939,771

Corporate Obligations – (continued)
Banks – (continued)
	Capital One Financial Corp.(b)
	1,600,000	2.500		05/12/20	1,607,449
	1,000,000	4.200		10/29/25	1,027,603
	Citigroup, Inc.(b)
	1,300,000	3.200		10/21/26	1,279,466
	Credit Agricole SA(a)
	1,500,000	2.125		04/17/18	1,504,394
	1,200,000	3.375		01/10/22	1,226,985
	1,000,000	4.125		01/10/27	1,045,199
	Credit Suisse AG
	750,000	6.500		08/08/23	847,500
	Deutsche Bank AG
	150,000	2.850		05/10/19	151,498
	3,400,000	2.700		07/13/20	3,412,226
	100,000	3.125		01/13/21	101,055
	Dexia Credit Local SA
	3,500,000	1.875	(a)	03/28/19	3,495,897
GBP	5,900,000	1.125		06/15/22	7,855,161
	HSBC Holdings PLC
	$200,000	4.250		08/18/25	207,267
	450,000	6.800		06/01/38	613,240
	Intesa Sanpaolo SpA
	1,700,000	3.875		01/16/18	1,709,385
	900,000	3.875		01/15/19	918,753
	Kreditanstalt fuer Wiederaufbau(d)
AUD	3,000,000	6.000		08/20/20	2,589,649
	Morgan Stanley, Inc.
	$500,000	5.625		09/23/19	534,052
EUR	900,000	2.375		03/31/21	1,142,904
	$50,000	3.875		04/29/24	52,326
	1,700,000	3.700		10/23/24	1,761,155
	300,000	4.000		07/23/25	316,279
	1,400,000	3.625		01/20/27	1,419,018
	350,000	4.300		01/27/45	366,894
	The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
	1,050,000	1.700		03/05/18	1,050,225
	UBS Group Funding Switzerland AG(a)
	2,400,000	3.000		04/15/21	2,433,041
	1,750,000	4.125		09/24/25	1,840,840
	UniCredit SpA(a)
	1,400,000	3.750		04/12/22	1,435,091

					58,729,615

Beverages(b) – 0.4%
	Anheuser-Busch InBev Finance, Inc.
	2,050,000	2.650		02/01/21	2,083,293
	1,100,000	4.900		02/01/46	1,242,525

					3,325,818

Chemicals(b) – 0.0%
	LyondellBasell Industries NV
	252,000	5.000		04/15/19	261,473

Diversified Financial Services – 1.3%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	2,550,000	3.750		05/15/19	2,609,339
	2,300,000	3.500	(b)	05/26/22	2,355,131
	2,149,000	4.625		07/01/22	2,303,373

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	GE Capital European Funding Unlimited Co.
EUR	1,200,000	2.875%		06/18/19	$1,491,875
	GE Capital International Funding Co.
	$1,500,000	3.373		11/15/25	1,551,362
	Standard Life Aberdeen PLC(b)(c) (5 year UK Government Bond + 2.700%)
GBP	50,000	6.546		11/29/49	73,384
	Synchrony Financial(b)
	$250,000	3.000		08/15/19	254,087

					10,638,551

Electrical – 0.5%
	Electricite de France SA(b)(c) (7 year EUR Swap + 3.021%)
EUR	2,000,000	4.250		12/29/49	2,509,387
	Exelon Corp.(b)
	$1,100,000	3.497		06/01/22	1,133,102
	Ruwais Power Co. PJSC(a)
	520,000	6.000		08/31/36	611,000

					4,253,489

Food & Drug Retailing(b) – 0.4%
	Kraft Heinz Foods Co.
	600,000	2.800		07/02/20	610,839
	350,000	3.950		07/15/25	360,487
	150,000	5.000		07/15/35	163,417
	The Kroger Co.
	1,650,000	2.800		08/01/22	1,654,487

					2,789,230

Healthcare Providers & Services – 0.5%
	Becton Dickinson & Co.(b)
	1,600,000	2.894		06/06/22	1,605,206
	1,700,000	3.363		06/06/24	1,715,860
	UnitedHealth Group, Inc.
	700,000	2.875		12/15/21	718,058

					4,039,124

Insurance – 0.8%
	American International Group, Inc.(b)
	350,000	3.875		01/15/35	342,735
	500,000	4.800		07/10/45	545,593
	Aviva PLC(b)(c)
	(5 year UK Government Bond + 2.850%)
GBP	50,000	6.125		11/14/36	78,490
	(6M GBP LIBOR + 1.880%)
	1,550,000	5.902		11/29/49	2,253,918
	Cloverie PLC for Zurich Insurance Co. Ltd.(b)(c) (3M USD LIBOR + 4.918%)
	$1,250,000	5.625		06/24/46	1,370,397
	MetLife, Inc.
	500,000	4.368		09/15/23	544,859
	110,000	3.600		04/10/24	114,997
	NN Group NV(b)(c) (3 mo. Euribor + 3.950%)
EUR	800,000	4.625		04/08/44	1,065,337
	QBE Insurance Group Ltd.(a)
	$400,000	2.400		05/01/18	400,433

					6,716,759

Corporate Obligations – (continued)
Lodging(b) – 0.2%
	Marriott International, Inc.
	1,200,000	2.300		01/15/22	1,184,685

Media – 0.3%
	Charter Communications Operating LLC/Charter Communications Operating Capital(b)
	150,000	3.579		07/23/20	153,987
	1,150,000	4.908		07/23/25	1,229,368
	Time Warner Cable LLC
	300,000	6.750		07/01/18	310,860
	450,000	5.000		02/01/20	475,758
	100,000	4.125	(b)	02/15/21	103,835
	28,000	7.300		07/01/38	35,146
	100,000	5.500	(b)	09/01/41	103,832

					2,412,786

Mining(a) – 0.3%
	Glencore Funding LLC
	2,100,000	4.125		05/30/23	2,186,205

Miscellaneous Manufacturing – 0.1%
	General Electric Co.
MXN	2,000,000	8.500		04/06/18	110,052
	$350,000	5.550		05/04/20	382,453
	150,000	4.650		10/17/21	164,260

					656,765

Oil Field Services – 0.9%
	Anadarko Petroleum Corp.
	50,000	3.450	(b)	07/15/24	49,621
	850,000	6.450		09/15/36	1,005,547
	BP Capital Markets PLC
	250,000	3.814		02/10/24	263,308
EUR	950,000	0.830	(b)	09/19/24	1,121,492
	$200,000	3.017	(b)	01/16/27	196,847
	Devon Energy Corp.(b)
	500,000	3.250		05/15/22	505,915
	200,000	5.600		07/15/41	218,879
	500,000	4.750		05/15/42	506,198
	300,000	5.000		06/15/45	316,135
	Dolphin Energy Ltd.
	141,047	5.888		06/15/19	145,984
	210,070	5.888	(a)	06/15/19	217,422
	Petroleos Mexicanos
	32,000	6.375		02/04/21	34,968
EUR	820,000	5.125		03/15/23	1,109,686
	$840,000	6.500	(a)	03/13/27	930,913
	23,000	5.500		06/27/44	21,390
	30,000	6.375		01/23/45	30,570
	410,000	6.750	(a)	09/21/47	436,404

					7,111,279

Pharmaceuticals – 0.9%
	Allergan Funding SCS
	50,000	2.450		06/15/19	50,346
	250,000	3.000	(b)	03/12/20	255,232
	Forest Laboratories LLC(a)(b)
	80,000	4.375		02/01/19	82,040
	4,100,000	5.000		12/15/21	4,480,892

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals – (continued)
	Mylan NV(b)
	$2,300,000	3.950%		06/15/26	$2,341,641

					7,210,151

Pipelines – 1.5%
	Buckeye Partners LP(b)
	550,000	4.150		07/01/23	569,685
	Columbia Pipeline Group, Inc.
	100,000	2.450		06/01/18	100,344
	150,000	3.300	(b)	06/01/20	153,533
	Enterprise Products Operating LLC(b)
	700,000	2.850		04/15/21	710,967
	500,000	3.750		02/15/25	518,204
	Kinder Morgan Energy Partners LP(b)
	470,000	3.950		09/01/22	487,953
	Kinder Morgan, Inc.(b)
	350,000	3.050		12/01/19	356,329
	3,000,000	5.000	(a)	02/15/21	3,218,614
	300,000	4.300		06/01/25	314,257
	Plains All American Pipeline LP/PAA Finance Corp.(b)
	1,800,000	4.500		12/15/26	1,826,838
	700,000	4.700		06/15/44	633,438
	Sabine Pass Liquefaction LLC(b)
	2,000,000	5.625		03/01/25	2,207,500
	Williams Partners LP(b)
	550,000	3.600		03/15/22	568,257
	450,000	3.900		01/15/25	459,255

					12,125,174

Real Estate Investment Trust(b) – 0.2%
	American Tower Corp.
	450,000	3.300		02/15/21	461,103
	HCP, Inc.
	100,000	2.625		02/01/20	100,802
	273,000	5.375		02/01/21	296,538
	Ventas Realty LP/Ventas Capital Corp.
	200,000	3.250		08/15/22	203,442
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
	350,000	2.700		09/17/19	353,088
	400,000	3.750		09/17/24	407,773

					1,822,746

Retailing(b) – 0.1%
	CVS Health Corp.
	550,000	2.800		07/20/20	559,481
	222,000	3.875		07/20/25	231,549
	McDonald’s Corp.
	100,000	2.750		12/09/20	101,890

					892,920

Semiconductors(b) – 0.4%
	Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
	600,000	3.000		01/15/22	610,009
	750,000	3.625		01/15/24	770,533
	750,000	3.875		01/15/27	772,478
	QUALCOMM, Inc.
	1,050,000	3.250		05/20/27	1,058,794

					3,211,814

Corporate Obligations – (continued)
Software(b) – 0.1%
	Fidelity National Information Services, Inc.
EUR	800,000	1.100		07/15/24	941,767

Supranational(d) – 0.2%
	European Financial Stability Facility
	1,100,000	2.350		07/29/44	1,513,344

Telecommunication Services – 1.5%
	America Movil SAB de CV
MXN	5,260,000	6.000		06/09/19	280,928
	AT&T, Inc.(b)
	$2,000,000	2.800		02/17/21	2,023,817
	1,450,000	3.200		03/01/22	1,478,770
	250,000	3.000		06/30/22	252,434
	800,000	2.850		02/14/23	794,976
	800,000	3.900		08/14/27	801,557
	Verizon Communications, Inc.
	350,000	4.500		09/15/20	375,491
	250,000	3.450		03/15/21	259,903
	400,000	3.000	(b)	11/01/21	408,208
	3,299,000	2.946		03/15/22	3,354,899
	1,100,000	3.125		03/16/22	1,127,178
	1,200,000	2.450	(b)	11/01/22	1,190,849

					12,349,010

	TOTAL CORPORATE OBLIGATIONS
	(Cost $147,268,244)				$150,198,087

Foreign Debt Obligations(d) – 3.4%
Supranational – 3.4%
	European Financial Stability Facility
EUR	2,700,000	0.400%		05/31/26	$3,138,860
	FMS Wertmanagement
	19,900,000	1.875		05/09/19	24,400,635

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $27,090,615)				$27,539,495

Asset-Backed Securities – 18.5%
Collateralized Loan Obligations(a)(c) – 10.5%
	AIMCO CLO Series 2014-AA, Class AR (3M USD LIBOR + 1.100%)
	$4,250,000	2.181%		07/20/26	$4,249,970
	Apex Credit CLO II LLC Series 2017-2A, Class A
	8,400,000	2.600		09/20/29	8,438,472
	Atrium X CLO Series 2017-10A, Class AR (3M USD LIBOR + 0.950%)
	4,150,000	2.036		07/16/25	4,159,317
	B&M CLO Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
	1,750,000	2.558		04/16/26	1,749,596
	GoldentTree Loan Management US CLO 1 Ltd. Series 2017-1A, Class A (3M USD LIBOR + 1.220%)
	4,650,000	2.404		04/20/29	4,673,004

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(c) – (continued)
Greywolf CLO V Ltd. Series 2015-1A, Class A1 (3M USD LIBOR + 1.600%)
$1,800,000	2.756%	04/25/27	$1,802,912
Halcyon Loan Advisors Funding Ltd. Series 2013-1A, Class A1 (3M USD LIBOR + 1.150%)
2,424,492	2.308	04/15/25	2,424,754
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.130%)
5,600,000	2.434	04/18/26	5,608,742
Madison Park Funding XII Ltd. Series 2014-12A, Class AR (3M USD LIBOR + 1.260%)
3,900,000	2.416	07/20/26	3,924,215
Oak Hill Credit Partners X Ltd. Series 2014-10A, Class AR (3M USD LIBOR + 1.130%)
4,650,000	2.286	07/20/26	4,670,200
OCP CLO Ltd. Series 2016-12A, Class A1 (3M USD LIBOR + 1.570%)
4,650,000	2.728	10/18/28	4,683,898
Octagon Investment Partners 24 Ltd. Series 2015-1A, Class A1R
8,450,000	2.250	05/21/27	8,458,450
OFSI Fund VII Ltd. Series 2014-7A, Class A (3M USD LIBOR + 1.340%)
2,285,359	2.498	10/18/26	2,286,499
OFSI Fund VII Ltd. Series 2014-7A, Class AR
2,250,000	2.114	10/18/26	2,260,305
OFSI Fund VII Ltd. Series 2014-7A, Class B (3M USD LIBOR + 2.130%)
564,641	3.288	10/18/26	564,858
OHA Credit Partners VIII Ltd. Series 2013-8A, Class A (3M USD LIBOR + 1.120%)
5,660,645	2.276	04/20/25	5,672,470
Shackleton CLO Ltd. Series 2014-5A, Class AR (3M USD LIBOR + 1.140%)
3,650,000	2.319	05/07/26	3,655,267
Sound Point CLO Vlll Ltd. Series 2015-1A, Class A (3M USD LIBOR + 1.530%)
900,000	2.688	04/15/27	901,326
Sound Point CLO XI Ltd. Series 2016-1A, Class A (3M USD LIBOR + 1.650%)
8,350,000	2.806	07/20/28	8,404,183
Sound Point CLO XI Ltd. Series 2016-1A, Class B1 (3M USD LIBOR + 2.400%)
1,700,000	3.556	07/20/28	1,711,636
Trinitas CLO II Ltd. Series 2014-2A, Class A1R (3M USD LIBOR + 1.180%)
1,000,000	2.339	07/15/26	1,001,426
WhiteHorse VIII Ltd. Series 2014-1A, Class A (3M USD LIBOR + 1.500%)
3,500,000	2.670	05/01/26	3,504,375

			84,805,875

Home Equity(c) – 0.2%
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a) (1M LIBOR + 1.450%)
1,516,653	2.687	10/25/37	1,528,353

Asset-Backed Securities – (continued)
Home Equity – (continued)
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
22,562	7.000	09/25/37	22,857
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
68,685	7.000	09/25/37	70,773

			1,621,983

Student Loans(c) – 7.8%
Access Group, Inc. Series 2015-1, Class A(a) (1M USD LIBOR + 0.700%)
1,267,061	1.934	07/25/56	1,268,614
Chase Education Loan Trust Series 2007-A, Class A3 (3M USD LIBOR + 0.070%)
231,688	1.365	12/28/23	231,098
ECMC Group Student Loan Trust Series 2017-1A, Class A(a) (1M USD LIBOR + 1.200%)
7,512,293	2.434	12/27/66	7,518,912
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(a) (1M USD LIBOR + 0.800%)
6,750,000	2.034	04/26/32	6,642,998
Educational Services of America, Inc. Series 2010-1, Class A1(a) (3M USD LIBOR + 0.850%)
439,312	2.006	07/25/23	439,595
Educational Services of America, Inc. Series 2015-2, Class A(a) (1M USD LIBOR + 1.000%)
1,981,899	2.234	12/25/56	1,992,091
Higher Education Funding I Series 2014-1, Class A(a) (3M USD LIBOR + 1.050%)
3,363,757	2.239	05/25/34	3,350,290
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
519,027	2.139	02/25/42	521,672
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
2,450,000	2.281	07/20/43	2,447,614
Navient Student Loan Trust Series 2017-2A, Class A(a) (1M USD LIBOR + 1.050%)
7,679,676	2.284	12/27/66	7,784,597
Navient Student Loan Trust Series 2017-5A, Class A(a)
8,200,000	2.048	07/26/66	8,199,953
Nelnet Student Loan Trust Series 2006-1, Class A6(a) (3M USD LIBOR + 0.450%)
4,300,000	1.636	08/23/36	4,186,106
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
1,264,747	1.256	01/25/30	1,263,084
Nelnet Student Loan Trust Series 2010-3A, Class A(a) (3M USD LIBOR + 0.780%)
493,341	1.936	07/27/48	498,460
Nelnet Student Loan Trust Series 2011-1A, Class A(a) (1M USD LIBOR + 0.850%)
267,040	2.084	02/25/48	268,074
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
1,720,530	2.056	07/25/41	1,714,475

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loans(c) – (continued)
PHEAA Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.150%)
$3,648,485	2.384%	09/25/65	$3,713,300
Scholar Funding Trust Series 2010-A, Class A(a) (3M USD LIBOR + 0.750%)
880,595	1.922	10/28/41	874,848
SLC Student Loan Center Series 2011-1, Class A(a) (1M USD LIBOR + 1.220%)
594,882	2.454	10/25/27	602,921
SLC Student Loan Trust Series 2006-1, Class A5 (3M USD LIBOR + 0.110%)
2,205,081	1.356	03/15/27	2,198,352
SLM Student Loan Trust Series 2004-8A, Class A6(a) (3M USD LIBOR + 0.630%)
2,100,000	1.786	01/25/40	2,100,617
SLM Student Loan Trust Series 2005-3, Class A5 (3M USD LIBOR + 0.090%)
869,906	1.246	10/25/24	868,840
SLM Student Loan Trust Series 2005-5, Class A5 (3M USD LIBOR + 0.750%)
900,000	1.906	10/25/40	887,332
SLM Student Loan Trust Series 2006-5, Class A5 (3M USD LIBOR + 0.110%)
2,132,110	1.266	01/25/27	2,130,471
Wachovia Student Loan Trust Series 2006-1, Class A5(a) (3M USD LIBOR + 0.120%)
1,062,592	1.276	07/26/27	1,061,848

			62,766,162

TOTAL ASSET-BACKED SECURITIES
(Cost $147,705,152)			$149,194,020

Mortgage-Backed Obligations – 14.7%
Collateralized Mortgage Obligations – 1.9%
Interest Only – 1.1%
FHLMC REMIC Series 3852, Class SW(c) (-1x1M LIBOR + 6.000%)
$656,040	4.773%	05/15/41	$104,367
FHLMC REMIC Series 4314, Class SE(c) (-1x1M LIBOR + 6.050%)
494,445	4.816	03/15/44	85,989
FHLMC REMIC Series 4320, Class SD(c) (-1x1M LIBOR + 6.100%)
391,083	4.866	07/15/39	61,186
FHLMC REMIC Series 4583, Class ST(c) (-1x1M LIBOR + 6.000%)
1,731,567	4.766	05/15/46	330,347
FHLMC STRIPS Series 304, Class C45
463,183	3.000	12/15/27	42,640
FNMA REMIC Series 2010-126, Class LS(c) (-1x1M LIBOR + 5.000%)
2,138,621	3.768	11/25/40	321,428
FNMA REMIC Series 2011-124, Class SC(c) (-1x1M LIBOR + 6.550%)
622,752	5.316	12/25/41	114,872

Mortgage-Backed Obligations – (continued)
Interest Only – (continued)
FNMA REMIC Series 2012-5, Class SA(c) (-1x1M LIBOR + 5.950%)
807,072	4.716	02/25/42	137,669
FNMA REMIC Series 2013-121, Class SA(c) (-1x1M LIBOR + 6.100%)
828,251	4.866	12/25/43	131,401
FNMA REMIC Series 2013-130, Class SN(c) (-1x1M LIBOR + 6.650%)
1,707,238	5.413	10/25/42	329,880
FNMA REMIC Series 2013-96, Class SW (c)(-1x1M LIBOR + 6.100%)
356,350	4.866	09/25/43	57,478
FNMA REMIC Series 2014-6, Class SA(c) (-1x1M LIBOR + 6.600%)
637,652	5.366	02/25/44	118,068
FNMA REMIC Series 2014-87, Class MS(c) (-1x1M LIBOR + 6.250%)
1,535,087	5.016	01/25/45	251,667
FNMA REMIC Series 2015-79, Class SA(c) (-1x1M LIBOR + 6.250%)
572,401	5.016	11/25/45	95,993
FNMA REMIC Series 2015-81, Class SA(c) (-1x1M LIBOR + 5.700%)
2,718,883	4.466	11/25/45	387,823
FNMA REMIC Series 2015-82, Class MS(c) (-1x1M LIBOR + 5.700%)
808,322	4.466	11/25/45	117,091
FNMA REMIC Series 2015-86, Class BS(c) (-1x1M LIBOR + 5.700%)
343,374	4.463	11/25/45	49,016
FNMA REMIC Series 2016-1, Class SJ(c) (-1x1M LIBOR + 6.150%)
1,552,151	4.913	02/25/46	301,946
FNMA REMIC Series 2016-3, Class IP
1,372,961	4.000	02/25/46	277,416
GNMA REMIC Series 2010-101, Class S(c) (-1x1M LIBOR + 6.000%)
1,265,780	4.764	08/20/40	204,634
GNMA REMIC Series 2010-20, Class SE(c) (-1x1M LIBOR + 6.250%)
939,157	5.014	02/20/40	157,711
GNMA REMIC Series 2010-31, Class SA(c) (-1x1M LIBOR + 5.750%)
542,311	4.514	03/20/40	80,022
GNMA REMIC Series 2012-149, Class MS(c) (-1x1M LIBOR + 6.250%)
711,886	5.014	12/20/42	118,915
GNMA REMIC Series 2013-124, Class CS(c) (-1x1M LIBOR + 6.050%)
986,782	4.814	08/20/43	169,167
GNMA REMIC Series 2013-134, Class DS(c) (-1x1M LIBOR + 6.100%)
206,396	4.864	09/20/43	33,320
GNMA REMIC Series 2013-152, Class SG(c) (-1x1M LIBOR + 6.150%)
373,096	4.914	06/20/43	61,202

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only – (continued)
GNMA REMIC Series 2013-152, Class TS(c) (-1x1M LIBOR + 6.100%)
$380,072	4.864%	06/20/43	$60,220
GNMA REMIC Series 2013-167, Class SG(c) (-1x1M LIBOR + 6.150%)
188,373	4.914	11/20/43	30,712
GNMA REMIC Series 2013-181, Class SA(c) (-1x1M LIBOR + 6.100%)
1,191,254	4.864	11/20/43	197,663
GNMA REMIC Series 2014-117, Class SJ(c) (-1x1M LIBOR + 5.600%)
2,851,575	4.364	08/20/44	428,732
GNMA REMIC Series 2014-132, Class SL(c) (-1x1M LIBOR + 6.100%)
879,911	4.864	10/20/43	128,178
GNMA REMIC Series 2014-133, Class BS(c) (-1x1M LIBOR + 5.600%)
430,906	4.364	09/20/44	60,607
GNMA REMIC Series 2014-158, Class SA(c) (-1x1M LIBOR + 5.600%)
1,322,398	4.366	10/16/44	196,189
GNMA REMIC Series 2014-188, Class IB
1,032,151	4.000	12/20/44	151,868
GNMA REMIC Series 2014-41, Class SA(c) (-1x1M LIBOR + 6.100%)
243,457	4.864	03/20/44	40,251
GNMA REMIC Series 2015-110, Class MS(c) (-1x1M LIBOR + 5.710%)
2,579,531	4.474	08/20/45	374,870
GNMA REMIC Series 2015-111, Class IM
1,242,154	4.000	08/20/45	195,890
GNMA REMIC Series 2015-117, Class KI
3,585,687	5.000	08/20/45	753,677
GNMA REMIC Series 2015-123, Class SP(c) (-1x1M LIBOR + 6.250%)
624,654	5.014	09/20/45	104,258
GNMA REMIC Series 2015-126, Class HS(c) (-1x1M LIBOR + 6.200%)
955,508	4.964	09/20/45	155,615
GNMA REMIC Series 2015-129, Class IC
513,182	4.500	09/16/45	91,763
GNMA REMIC Series 2015-14, Class IO
1,858,637	5.000	10/20/44	392,441
GNMA REMIC Series 2015-167, Class AS(c) (-1x1M LIBOR + 6.250%)
461,580	5.014	11/20/45	73,640
GNMA REMIC Series 2015-168, Class SD(c) (-1x1M LIBOR + 6.200%)
290,485	4.964	11/20/45	47,199
GNMA REMIC Series 2015-57, Class AS(c) (-1x1M LIBOR + 5.600%)
2,039,116	4.364	04/20/45	286,745
GNMA REMIC Series 2015-64, Class SG(c) (-1x1M LIBOR + 5.600%)
1,483,102	4.364	05/20/45	249,291
GNMA REMIC Series 2016-1, Class ST(c) (-1x1M LIBOR + 6.200%)
572,557	4.964	01/20/46	93,705

Mortgage-Backed Obligations – (continued)
Interest Only – (continued)
GNMA REMIC Series 2016-138, Class GI
1,346,739	4.000	10/20/46	216,507
GNMA REMIC Series 2016-27, Class IA
806,097	4.000	06/20/45	111,859
GNMA REMIC Series 2016-4, Class SM(c) (-1x1M LIBOR + 5.650%)
862,627	4.414	01/20/46	119,673
GNMA REMIC Series 2016-6, Class SB(c) (-1x1M LIBOR + 5.650%)
822,478	4.414	01/20/46	116,312

			8,819,113

Regular Floater(c) – 0.5%
Countrywide Alternative Loan Trust Series 2005-38, Class A1(12M MTA + 1.500%)
107,595	2.330	09/25/35	105,489
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1(1M USD LIBOR + 0.210%)
619,149	1.441	03/20/46	534,843
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2 (1M USD LIBOR + 0.950%)
850,000	2.181	04/10/19	850,018
Mortgage Repurchase Agreement Financing Trust Series 2017-1, Class A1 (1M USD LIBOR + 0.850%)
1,200,000	2.081	07/10/19	1,200,308
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1 (12M MTA + 1.000%)
801,785	1.830	01/25/46	678,903
Sequoia Mortgage Trust Series 2004-10, Class A3A (6M USD LIBOR + 0.660%)
129,717	2.058	11/20/34	129,595
Station Place Securitization Trust Series 2015-2, Class A (1M USD LIBOR + 1.050%)
868,778	2.279	05/15/18	868,778

			4,367,934

Sequential Fixed Rate – 0.2%
FNMA REMIC Series 2011-52, Class GB
599,184	5.000	06/25/41	657,477
FNMA REMIC Series 2011-99, Class DB
569,130	5.000	10/25/41	623,875
FNMA REMIC Series 2012-111, Class B
70,032	7.000	10/25/42	80,558
FNMA REMIC Series 2012-153, Class B
291,777	7.000	07/25/42	338,531

			1,700,441

Sequential Floating Rate(c) – 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
69,541	3.483	04/20/35	72,340
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
620,191	3.658	08/19/36	584,460

			656,800

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			15,544,288

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
Federal Agencies – 12.8%
FHLMC – 0.1%
$849	5.000%	10/01/17		$851
1,652	5.000	11/01/17		1,689
2,311	5.000	12/01/17		2,372
4,756	5.000	01/01/18		4,850
10,801	5.000	02/01/18		10,968
12,307	5.000	03/01/18		12,527
14,438	5.000	04/01/18		14,663
12,323	5.000	05/01/18		12,599
3,875	5.000	06/01/18		3,938
4,266	5.000	07/01/18		4,310
1,296	5.000	08/01/18		1,319
1,306	5.000	09/01/18		1,330
8,050	5.000	10/01/18		8,214
8,629	5.000	11/01/18		8,789
7,202	5.000	12/01/18		7,385
4,008	5.000	01/01/19		4,111
559	5.000	02/01/19		571
1,453	5.000	03/01/19		1,492
3,482	5.000	01/01/33		3,798
590	5.000	06/01/33		645
6,500	5.000	07/01/33		7,113
7,935	5.000	08/01/33		8,684
1,376	5.000	10/01/33		1,506
4,920	5.000	11/01/33		5,384
1,948	5.000	12/01/33		2,131
5,788	5.000	02/01/34		6,334
2,392	5.000	03/01/34		2,618
3,348	5.000	04/01/34		3,664
7,065	5.000	05/01/34		7,732
97,965	5.000	06/01/34		107,203
1,163	5.000	11/01/34		1,272
26,491	5.000	04/01/35		28,988
2,717	5.000	11/01/35		2,973
8,044	5.000	02/01/37		8,914
684	5.000	11/01/37		746
240,168	7.000	02/01/39		279,565
38,466	5.000	01/01/40		42,578
18,044	4.000	06/01/40		19,127
191,979	4.000	02/01/41		203,263
14,111	4.000	11/01/41		14,960

				861,176

FNMA – 1.3%
295	5.000	04/01/18		297
1,469	5.000	05/01/18		1,481
229	5.000	06/01/18		232
277	5.000	11/01/18		280
654	5.000	03/01/19		666
638	5.000	04/01/19		651
2,466	5.000	08/01/33		2,713
1,687	5.500	02/01/34		1,883
3,858	5.500	05/01/34		4,314
1,739	5.500	10/01/34		1,942
12,843	5.500	12/01/34		14,358
3,407	5.500	04/01/35		3,806
2,896	5.500	07/01/35		3,235

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
401,322	4.500	07/01/36		433,115
41,052	4.500	12/01/36		44,292
41,003	4.500	05/01/38		44,141
141,227	7.000	03/01/39		163,645
30,176	4.500	05/01/39		32,947
16,634	4.500	06/01/39		18,162
13,494	4.500	08/01/39		14,734
22,236	4.500	09/01/39		23,999
29,489	4.500	10/01/39		31,828
11,518	4.500	03/01/40		12,431
162,347	4.500	04/01/40		174,902
165,537	5.000	06/01/40		180,966
10,261	4.500	12/01/40		11,054
179,275	4.500	01/01/41		193,701
48,527	4.500	04/01/41		52,401
81,182	4.500	06/01/41		87,577
66,237	4.500	07/01/41		71,484
59,993	5.000	07/01/41		65,818
107,941	4.500	08/01/41		116,593
304,626	4.500	09/01/41		329,129
243,761	4.500	10/01/41		263,072
207,340	4.500	11/01/41		223,766
108,472	4.500	12/01/41		117,018
136,041	4.500	01/01/42		146,764
27,727	4.500	03/01/42		29,915
57,534	4.500	04/01/42		61,917
122,286	3.000	12/01/42		123,738
309,325	3.000	01/01/43		312,997
368,936	3.000	04/01/43		373,434
291,738	3.500	07/01/43		302,127
450,418	3.500	08/01/43		466,457
3,411,908	3.500	08/01/45		3,544,386
2,000,000	3.500	TBA-30yr	(e)	2,061,719

				10,166,087

GNMA – 11.4%
8,102,811	4.000	10/20/43		8,599,109
802,233	4.000	11/20/44		850,868
76,658	4.000	05/20/45		81,282
3,672,176	4.000	07/20/45		3,893,654
2,882,735	4.000	08/20/45		3,053,897
2,802,933	4.000	09/20/45		2,969,357
4,608,324	4.000	10/20/45		4,881,943
1,182,905	4.000	11/20/45		1,253,140
6,975,960	4.000	01/20/46		7,381,438
3,726,006	4.000	02/20/46		3,942,580
62,301	4.000	03/20/46		65,922
4,783,876	4.000	04/20/46		5,061,939
812,303	4.000	05/20/46		859,518
7,672,713	4.000	05/20/47		8,095,910
18,780,410	4.000	06/20/47		19,828,004
8,952,928	4.000	07/20/47		9,443,437
3,991,139	4.000	08/20/47		4,220,006
6,000,000	4.000	09/20/47		6,328,726

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
	$1,000,000	4.000%	TBA-30yr	(e)	$1,052,148

					91,862,878

	TOTAL FEDERAL AGENCIES				$102,890,141

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $118,634,869)				$118,434,429

Agency Debentures – 0.8%
	Canada Housing Trust No. 1(a)(d)
CAD	5,200,000	2.350%	12/15/18		$4,208,260
	FHLMC
	$1,800,000	6.750	03/15/31		2,588,994

	TOTAL AGENCY DEBENTURES
	(Cost $6,736,740)				$6,797,254

Municipal Debt Obligation(b)(c) – 0.3%
Ohio – 0.3%
	New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
	$2,900,000	2.164%	10/25/37		$2,836,607

Government Guarantee Obligations(d) – 3.5%
	Kreditanstalt fuer Wiederaufbau
EUR	11,300,000	1.625%	01/15/21		$14,226,385
	3,100,000	3.500	07/04/21		4,184,786
EUR	7,300,000	2.500	01/17/22		9,628,965

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $27,938,826)				$28,040,136

U.S. Treasury Obligations – 2.3%
	United States Treasury Inflation Indexed Bonds
	$1,139,388	0.125%	04/15/20		$1,145,347
	5,009,323	0.125 (f)	04/15/21		5,025,603
	7,564,155	0.625 (f)	01/15/24		7,728,297
	1,288,675	0.125 (f)	07/15/24		1,276,484
	2,678,572	0.625	01/15/26		2,716,072
	888,479	0.125	07/15/26		864,517

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $18,781,999)				$18,756,320

Shares		Distribution Rate	Value
	Investment Company(g) – 1.9%
	Goldman Sachs Financial Square Government Fund – Institutional Shares
	15,556,003	0.927%	$15,556,003
	(Cost $15,556,003)

	TOTAL INVESTMENTS — 95.9%
	(Cost $763,819,560)		$774,701,270

	OTHER ASSETS IN EXCESS OF LIABILITIES — 4.1%		32,732,816

	NET ASSETS — 100.0%		$807,434,086

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $200,774,099, which represents approximately 24.9% of net assets as of September 30, 2017 and are unaudited.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate disclosed is that which is in effect on September 30, 2017.
(d)	Guaranteed by a foreign government until maturity to $63,890,884, which represents approximately 7.9% of net assets as of September 30, 2017.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $3,113,867 which represents approximately 0.4% of net assets as of September 30, 2017.
(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(g)	Represents an Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	10,006,832	USD	569,000	$576,397	10/05/17	$7,397
	ARS	15,609,699	USD	892,136	898,606	10/06/17	6,470
	ARS	20,484,637	USD	1,141,515	1,176,535	10/10/17	35,020
	ARS	3,652,261	USD	209,059	209,647	10/11/17	588
	ARS	1,742,383	USD	99,650	99,959	10/12/17	309
	ARS	16,026,596	USD	898,525	913,665	10/23/17	15,140
	ARS	8,738,720	USD	497,564	497,621	10/25/17	57
	ARS	6,764,887	USD	377,908	384,129	10/30/17	6,220
	ARS	13,098,424	USD	728,905	743,356	11/01/17	14,451
	ARS	7,137,441	USD	400,389	404,839	11/02/17	4,449
	ARS	9,661,739	USD	543,008	546,520	11/07/17	3,512
	ARS	9,192,045	USD	517,862	519,667	11/08/17	1,805
	ARS	16,234,141	USD	912,419	915,287	11/13/17	2,868
	ARS	6,216,028	USD	348,823	349,700	11/17/17	877
	ARS	5,532,135	USD	306,744	310,045	11/24/17	3,301
	AUD	1,777,174	USD	1,389,783	1,392,688	12/20/17	2,904
	BRL	16,871,642	USD	5,293,996	5,324,696	10/03/17	30,701

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	BRL	25,700,505	USD	8,016,646	$8,076,244	11/03/17	$59,598
	CAD	269,749	AUD	273,000	216,301	12/20/17	2,364
	CAD	294,314	USD	235,966	236,000	12/20/17	34
	CHF	3,186,806	EUR	2,769,239	3,309,466	12/20/17	21,383
	CNH	14,004,197	USD	2,091,292	2,096,678	12/20/17	5,387
	CZK	49,745,156	EUR	1,865,131	2,263,252	10/03/17	58,493
	CZK	27,635,121	EUR	1,035,000	1,259,746	11/09/17	33,863
	CZK	46,761,216	EUR	1,748,029	2,133,009	11/21/17	61,245
	CZK	63,432,017	EUR	2,423,177	2,893,605	11/22/17	21,499
	CZK	192,090,094	EUR	7,382,504	8,786,632	12/20/17	20,947
	CZK	81,258,435	EUR	3,046,034	3,721,877	01/03/18	102,093
	EUR	465,000	CHF	530,774	552,122	12/20/17	919
	EUR	237,282	GBP	209,387	281,739	12/20/17	447
	EUR	460,000	HUF	142,626,133	546,185	12/20/17	3,149
	EUR	1,849,000	NOK	17,234,263	2,195,427	12/20/17	27,446
	EUR	653,941	PLN	2,808,587	776,463	12/20/17	6,595
	EUR	1,164,000	SEK	11,069,654	1,382,086	12/20/17	16,342
	EUR	12,842,784	USD	15,146,336	15,188,854	10/12/17	42,519
	EUR	3,691,972	USD	4,366,406	4,383,698	12/20/17	17,293
	GBP	1,667,359	EUR	1,861,720	2,239,945	12/20/17	29,415
	GBP	406,000	JPY	61,011,650	545,424	12/20/17	988
	GBP	1,705,525	USD	2,271,281	2,291,218	12/20/17	19,937
	HKD	11,974,529	USD	1,532,649	1,533,028	10/03/17	379
	HKD	17,753,801	USD	2,280,000	2,281,912	03/27/18	1,912
	IDR	15,147,201,993	USD	1,114,135	1,121,402	11/02/17	7,267
	IDR	23,145,830,236	USD	1,695,665	1,704,427	12/20/17	8,761
	IDR	15,825,653,129	USD	1,156,423	1,165,240	12/21/17	8,817
	INR	21,549,010	USD	328,000	328,286	11/03/17	286
	INR	76,033,314	USD	1,147,292	1,149,466	01/12/18	2,174
	JPY	61,436,349	EUR	458,000	548,226	12/20/17	4,415
	JPY	522,011,238	USD	4,656,353	4,658,153	12/20/17	1,800
	KRW	595,891,659	USD	520,429	520,467	10/12/17	38
	KRW	118,133,937	USD	103,170	103,189	10/25/17	19
	NZD	1,470,935	USD	1,059,562	1,060,775	12/20/17	1,214
	PHP	60,703,641	USD	1,183,369	1,193,279	10/05/17	9,909
	PHP	48,086,850	USD	938,492	944,538	10/10/17	6,046
	PHP	29,571,514	USD	579,039	580,497	10/19/17	1,458
	PHP	96,974,239	USD	1,890,705	1,900,114	11/14/17	9,410
	PLN	2,014,295	EUR	465,000	552,143	12/20/17	21
	PLN	1,488,497	HUF	106,749,937	408,015	12/20/17	1,575
	RUB	180,534,291	USD	3,072,000	3,089,968	12/14/17	17,968
	SEK	11,824,663	EUR	1,225,471	1,458,896	12/20/17	3,822
	SGD	295,791	USD	218,000	218,261	12/20/17	261
	TRY	3,998,713	USD	1,091,575	1,096,072	12/20/17	4,497
	TWD	34,231,352	USD	1,121,200	1,127,496	10/20/17	6,296
	TWD	21,773,182	USD	716,345	717,368	10/26/17	1,023
	USD	576,763	ARS	10,006,832	576,397	10/05/17	365
	USD	2,853,215	AUD	3,566,519	2,796,215	11/08/17	57,001
	USD	12,856,065	AUD	16,078,916	12,600,295	12/20/17	255,770
	USD	2,234,000	BRL	7,024,006	2,216,779	10/03/17	17,221
	USD	256,217	BRL	814,899	256,078	11/03/17	140

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	16,360,706	CAD	19,912,697	$15,962,875	11/06/17	$397,831
	USD	6,283,084	CAD	7,751,865	6,215,930	12/20/17	67,156
	USD	548,000	CHF	524,562	544,752	12/20/17	3,248
	USD	570,000	CLP	352,187,610	550,137	10/12/17	19,863
	USD	543,919	CLP	340,375,801	531,636	10/16/17	12,283
	USD	3,387,556	CNH	22,528,777	3,372,958	12/20/17	14,598
	USD	253,664	CNY	1,690,773	253,662	11/10/17	3
	USD	548,000	COP	1,602,138,280	543,725	10/25/17	4,275
	USD	702,550	DKK	4,414,000	701,795	10/18/17	754
	USD	17,911,865	EUR	14,892,475	17,612,975	10/12/17	298,890
	USD	21,601,866	EUR	17,996,893	21,368,777	12/20/17	233,088
	USD	2,666,484	GBP	1,974,775	2,652,932	12/20/17	13,553
	USD	2,821,694	HKD	21,861,360	2,798,781	10/03/17	22,914
	USD	2,169,000	HKD	16,803,460	2,151,652	10/10/17	17,348
	USD	7,491,626	HKD	57,955,207	7,449,038	03/27/18	42,588
	USD	2,253,000	HKD	17,452,110	2,244,829	05/11/18	8,171
	USD	2,740,000	HKD	21,257,294	2,739,024	09/19/18	976
	USD	1,288,935	IDR	17,046,274,803	1,264,464	10/10/17	24,471
	USD	1,223,443	IDR	16,441,850,000	1,218,992	10/16/17	4,450
	USD	1,644,000	IDR	21,845,833,680	1,619,360	10/18/17	24,640
	USD	557,716	INR	36,446,726	557,362	10/05/17	353
	USD	1,254,162	INR	80,320,318	1,227,275	10/10/17	26,888
	USD	4,427,042	INR	284,446,549	4,341,658	10/18/17	85,384
	USD	1,086,366	INR	70,563,652	1,076,051	10/25/17	10,315
	USD	193,166,535	JPY	20,984,356,812	186,720,991	10/25/17	6,445,545
	USD	2,579,669	JPY	284,328,233	2,537,196	12/20/17	42,473
	USD	1,834,189	KRW	2,091,893,023	1,826,605	10/02/17	7,585
	USD	3,388,086	KRW	3,866,660,319	3,377,201	10/10/17	10,886
	USD	2,265,104	KRW	2,561,573,666	2,237,344	10/12/17	27,760
	USD	761,737	KRW	863,208,018	754,004	10/25/17	7,733
	USD	3,858,857	KRW	4,347,210,143	3,797,796	11/10/17	61,062
	USD	4,595,556	KRW	5,182,592,289	4,528,233	11/22/17	67,323
	USD	3,107,263	MXN	55,728,134	3,057,131	10/06/17	50,132
	USD	4,365,517	MXN	78,816,981	4,272,389	12/20/17	93,127
	USD	3,070,200	NZD	4,226,000	3,047,609	12/20/17	22,591
	USD	505,634	PHP	25,715,844	505,119	10/10/17	515
	USD	1,096,000	PHP	55,626,712	1,091,446	10/26/17	4,554
	USD	218,000	PHP	11,094,979	217,600	11/02/17	400
	USD	2,620,002	RUB	152,573,681	2,611,403	12/14/17	8,599
	USD	3,124,785	SEK	24,844,224	3,053,571	10/19/17	71,213
	USD	2,880,229	SGD	3,870,103	2,855,701	12/20/17	24,528
	USD	548,000	THB	18,260,768	547,587	10/11/17	413
	USD	3,783,952	THB	125,736,957	3,770,900	10/19/17	13,053
	USD	4,477,435	TRY	16,090,808	4,410,591	12/20/17	66,845
	USD	1,469,810	TWD	43,903,759	1,447,059	10/02/17	22,752
	USD	219,000	TWD	6,566,715	216,281	10/19/17	2,719
	USD	8,217,481	TWD	247,725,828	8,159,478	10/20/17	58,003
	USD	2,924,135	TWD	88,101,377	2,902,273	10/23/17	21,862
	USD	1,782,862	TWD	53,851,361	1,774,257	10/26/17	8,605
	USD	263,190	TWD	7,977,556	262,891	10/31/17	299
	USD	5,327,426	TWD	159,219,137	5,249,790	11/10/17	77,636

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	5,614,236	ZAR	75,498,558	$5,535,856	11/14/17	$78,380
	USD	253,890	ZAR	3,479,385	253,662	12/20/17	226
	ZAR	22,617,322	USD	1,643,000	1,648,897	12/20/17	5,894
TOTAL							$9,754,643

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	ARS	10,006,832	USD	568,086	$567,281	11/03/17	$(805)
	ARS	24,704,882	USD	1,402,846	1,386,824	11/21/17	(16,022)
	AUD	685,000	NZD	753,616	536,802	12/20/17	(6,673)
	AUD	10,040,873	USD	7,963,078	7,868,562	12/20/17	(94,518)
	BRL	17,818,534	USD	5,678,720	5,623,536	10/03/17	(55,184)
	BRL	3,721,693	USD	1,164,849	1,164,691	12/04/17	(158)
	CAD	10,291,863	USD	8,419,347	8,252,659	12/20/17	(166,688)
	CNH	28,993,616	USD	4,389,687	4,340,860	12/20/17	(48,827)
	CNY	7,289,675	USD	1,105,125	1,094,928	10/26/17	(10,197)
	CNY	9,385,302	USD	1,416,115	1,404,656	12/14/17	(11,459)
	COP	2,742,245,744	USD	942,774	930,649	10/25/17	(12,125)
	EUR	2,712,233	CHF	3,118,597	3,220,395	12/20/17	(18,236)
	EUR	1,911,805	CZK	49,745,156	2,259,931	10/03/17	(3,320)
	EUR	772,080	CZK	20,705,777	917,509	01/03/18	(30,878)
	EUR	3,208,707	GBP	2,858,616	3,809,887	12/20/17	(30,404)
	EUR	40,089,343	USD	48,197,285	47,412,709	10/12/17	(784,576)
	EUR	3,660,724	USD	4,390,722	4,346,594	12/20/17	(44,126)
	GBP	4,056,648	EUR	4,593,000	5,449,737	12/20/17	(3,804)
	GBP	5,281,355	USD	7,182,705	7,095,020	12/20/17	(87,686)
	HKD	9,726,748	USD	1,250,393	1,245,258	10/03/17	(5,135)
	HUF	145,145,952	EUR	466,000	552,630	12/20/17	(680)
	HUF	808,574,674	USD	3,183,992	3,078,574	12/20/17	(105,417)
	IDR	38,971,483,365	USD	2,913,859	2,892,117	10/05/17	(21,742)
	IDR	23,606,769,324	USD	1,769,192	1,751,111	10/10/17	(18,081)
	IDR	28,447,861,831	USD	2,120,750	2,109,114	10/16/17	(11,638)
	IDR	12,369,215,614	USD	927,316	916,251	10/26/17	(11,064)
	IDR	14,769,173,850	USD	1,095,000	1,093,648	10/31/17	(1,352)
	IDR	34,911,020,000	USD	2,591,761	2,580,757	11/16/17	(11,004)
	INR	112,480,039	USD	1,754,630	1,720,104	10/05/17	(34,529)
	INR	167,914,467	USD	2,610,870	2,565,691	10/10/17	(45,178)
	INR	365,012,137	USD	5,661,578	5,571,373	10/18/17	(90,204)
	INR	233,836,498	USD	3,590,304	3,565,857	10/25/17	(24,447)
	INR	223,926,626	USD	3,436,727	3,414,284	10/26/17	(22,443)
	INR	36,446,726	USD	555,633	555,243	11/03/17	(389)
	JPY	61,069,613	EUR	462,582	544,953	12/20/17	(4,298)
	JPY	31,373,148	GBP	214,938	279,957	12/20/17	(8,792)
	JPY	3,522,041,823	USD	32,206,327	31,339,494	10/25/17	(866,832)
	JPY	629,110,409	USD	5,716,720	5,613,851	12/20/17	(102,869)
	KRW	2,091,893,023	USD	1,861,043	1,826,605	10/02/17	(34,438)
	KRW	3,866,660,319	USD	3,430,888	3,377,200	10/10/17	(53,688)

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	KRW	1,965,682,007	USD	1,739,684	$1,716,876	10/12/17	$(22,808)
	KRW	3,171,345,404	USD	2,793,205	2,770,138	10/25/17	(23,067)
	KRW	2,077,430,412	USD	1,836,300	1,814,878	11/10/17	(21,422)
	KRW	4,926,785,274	USD	4,315,186	4,304,724	11/22/17	(10,463)
	MXN	153,670,491	USD	8,513,227	8,329,935	12/20/17	(183,293)
	NOK	56,265,687	EUR	6,003,815	7,077,934	12/20/17	(50,751)
	NOK	2,731,083	GBP	257,419	343,556	12/20/17	(2,262)
	NOK	3,948,811	USD	505,646	496,740	12/20/17	(8,905)
	NZD	754,494	EUR	460,000	544,109	12/20/17	(2,077)
	NZD	8,741,018	USD	6,353,725	6,303,645	12/20/17	(50,081)
	PEN	1,847,682	USD	569,000	565,892	10/05/17	(3,108)
	PEN	3,690,076	USD	1,139,000	1,129,978	10/10/17	(9,022)
	PEN	3,686,865	USD	1,130,247	1,125,579	12/14/17	(4,667)
	PLN	39,639,596	EUR	9,278,723	10,865,690	12/20/17	(151,489)
	PLN	19,422,366	USD	5,469,649	5,323,904	12/20/17	(145,746)
	RUB	507,115,350	USD	8,706,204	8,679,628	12/14/17	(26,576)
	SEK	172,741,218	EUR	18,096,693	21,312,351	12/20/17	(174,927)
	SEK	3,504,995	USD	439,390	432,437	12/20/17	(6,953)
	SGD	3,886,597	USD	2,888,727	2,867,873	12/20/17	(20,854)
	THB	18,848,760	USD	570,000	565,220	10/11/17	(4,780)
	TRY	18,903,157	USD	5,352,323	5,181,473	12/20/17	(170,849)
	TWD	60,158,259	USD	2,001,539	1,982,804	10/02/17	(18,736)
	TWD	17,078,535	USD	569,000	562,460	10/05/17	(6,540)
	TWD	116,242,349	USD	3,845,382	3,828,736	10/20/17	(16,645)
	TWD	26,861,379	USD	892,481	884,879	10/23/17	(7,602)
	TWD	50,455,393	USD	1,666,948	1,662,369	10/26/17	(4,579)
	USD	765,876	AUD	981,000	768,764	12/20/17	(2,888)
	USD	8,673,274	BRL	27,666,170	8,731,453	10/03/17	(58,179)
	USD	548,000	BRL	1,755,249	551,578	11/03/17	(3,578)
	USD	548,000	CHF	529,686	550,073	12/20/17	(2,073)
	USD	240,543	CNH	1,611,035	241,201	12/20/17	(658)
	USD	1,145,855	CNY	7,661,132	1,149,377	11/10/17	(3,521)
	USD	438,000	COP	1,293,368,886	438,636	10/31/17	(636)
	USD	161,276,199	EUR	136,810,513	161,802,530	10/12/17	(526,331)
	USD	2,113,816	EUR	1,784,304	2,118,609	12/20/17	(4,795)
	USD	25,712,149	GBP	19,166,501	25,720,010	11/16/17	(7,862)
	USD	2,925,060	GBP	2,198,564	2,953,572	12/20/17	(28,511)
	USD	2,879,282	IDR	38,971,483,365	2,892,117	10/05/17	(12,835)
	USD	1,160,991	INR	76,033,314	1,162,741	10/05/17	(1,750)
	USD	548,000	INR	35,979,214	548,587	10/26/17	(587)
	USD	1,409,916	INR	93,074,732	1,417,936	11/03/17	(8,020)
	USD	2,653,817	JPY	298,428,572	2,663,019	12/20/17	(9,203)
	USD	2,679,855	KRW	3,077,854,641	2,688,865	11/10/17	(9,010)
	USD	520,639	KRW	595,891,659	520,654	11/22/17	(15)
	USD	1,073,642	NZD	1,495,621	1,078,577	12/20/17	(4,936)
	USD	548,000	PHP	28,063,984	550,904	10/19/17	(2,904)
	USD	548,000	PHP	28,005,814	549,724	10/20/17	(1,724)
	USD	548,000	PHP	28,010,220	549,585	10/26/17	(1,585)
	USD	3,262,893	RUB	192,185,102	3,289,380	12/14/17	(26,486)
	USD	2,717,665	SGD	3,701,218	2,731,083	12/20/17	(13,418)
	USD	329,000	TRY	1,200,419	329,042	12/20/17	(42)

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	535,745	TWD	16,254,500	$535,745	10/02/17	$—
	USD	561,240	TWD	17,078,535	562,460	10/05/17	(1,220)
	USD	2,315,696	TWD	70,714,417	2,329,159	10/20/17	(13,462)
	USD	1,145,855	TWD	34,860,819	1,148,797	10/31/17	(2,942)
	ZAR	78,083,530	USD	5,891,625	5,692,617	12/20/17	(199,014)
TOTAL							$(4,996,293)

FORWARD SALES CONTRACTS — At September 30, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA(Proceeds Receivable: $(8,428,516))	4.000%	TBA-30yr	10/23/17	$(8,000,000)	$(8,423,750)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10 Year Government Bonds	43	12/15/17	$4,285,020	$(80,924)
Australian 3 Year Government Bonds	92	12/15/17	8,012,832	(38,034)
Euro Buxl 30 Year Bonds	38	12/07/17	7,332,368	(158,577)
French 10 Year Government Bonds	45	12/07/17	8,251,201	15,352
Ultra 10 Year U.S. Treasury Notes	42	12/19/17	5,641,781	(63,135)
Ultra Long U.S. Treasury Bonds	221	12/19/17	36,492,625	(520,112)
5 Year German Euro-Bobl	118	12/07/17	18,294,920	(36,650)
10 Year German Euro-Bund	71	12/07/17	13,511,142	(96,627)
10 Year U.K. Long Gilt	41	12/27/17	6,805,964	(152,520)
2 Year U.S. Treasury Notes	80	12/29/17	17,256,250	(43,897)
10 Year U.S. Treasury Notes	543	12/19/17	68,044,688	(562,011)
Total				$(1,737,135)
Short position contracts:
Eurodollars	(235)	12/17/18	(57,654,313)	(20,964)
Italian 10 Year Government Bonds	(5)	12/07/17	(797,546)	(1,261)
U.S. Long Bonds	(66)	12/19/17	(10,085,625)	268,938
5 Year U.S. Treasury Notes	(601)	12/29/17	(70,617,500)	441,148
Total				$687,861
TOTAL				$(1,049,274)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount	Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M KWCDC	1.293%	BoA Securities LLC	06/15/19	KRW 19,308,640	$(123,011)	$—	$(123,011)
3M KWCDC	1.750	MS & Co. Int. PLC	06/21/27	3,278,840	(78,687)	(33,483)	(45,204)
TOTAL						$(33,483)	$(168,215)

(a)	Payments made quarterly.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M CDOR(a)	0.832%	10/25/17	CAD	157,210		$(30,179)	$236	$(30,415)
6M GBP(b)	0.297	12/14/17	GBP	367,650	(c)	(42,274)	1,484	(43,758)
3M STIBOR(d)	0.050(b)	06/15/18	SEK	129,980		62,923	45,754	17,169
3M STIBOR(d)	0.330(b)	09/15/18		191,800	(c)	20,207	3,292	16,915
6M CHFOR	0.554	03/29/19	CHF	49,100	(c)	350	(373,917)	374,267
1.826%	3M LIBOR	05/11/19		$33,960	(c)	(7,223)	(4,824)	(2,399)
3M STIBOR(d)	0.100(b)	06/29/19	SEK	238,300	(c)	1,577	(4,761)	6,338
6M NIBOR(e)	1.000(b)	09/20/19	NOK	67,960		(12,662)	(18,629)	5,967
6M CDOR(e)	1.250	12/20/19	CAD	42,960	(c)	(491,863)	(509,528)	17,665
2.000(e)	3M LIBOR(d)	12/20/19		$22,260	(c)	(86,084)	(136,850)	50,766
6M GBP(a)	3.370	07/15/22	GBP	3,970		(21,147)	208	(21,355)
6M CDOR(e)	2.028	07/18/22	CAD	7,400	(c)	(41,068)	(41,035)	(33)
Mexico IB TIIE 28D(f)	6.750	12/14/22	MXN	38,225	(c)	(3,072)	(358)	(2,714)
6M EURO(e)	0.250(b)	12/20/22	EUR	29,540	(c)	(97,845)	1,165	(99,010)
3M STIBOR(d)	0.500(b)	12/20/22	SEK	124,440	(c)	(31,365)	20,753	(52,118)
6M GBP(e)	1.000	12/20/22	GBP	2,590	(c)	(26,200)	30,707	(56,907)
6M CDOR(e)	1.750	12/20/22	CAD	13,270	(c)	(214,391)	(220,259)	5,868
2.250(e)	3M LIBOR(b)	12/20/22		$21,460	(c)	(205,063)	(351,921)	146,858
2.500(e)	6M AUDOR	12/20/22	AUD	10,220	(c)	59,631	(13,580)	73,211
2.143(e)	3M LIBOR(d)	07/03/23		$5,740	(c)	(250)	2,072	(2,322)
3M LIBOR(d)	2.065(e)	08/06/23		15,110	(c)	(64,866)	7,310	(72,176)
6M EURO(e)	0.500(b)	12/20/24	EUR	4,660	(c)	(33,615)	10,279	(43,894)
6M EURO(e)	1.330(b)	01/12/27		17,020	(c)	(97,551)	(182,063)	84,512
6M GBP(e)	1.600	03/16/27	GBP	22,320	(c)	(152,672)	(148,263)	(4,409)
6M EURO(e)	1.750(b)	06/15/27	EUR	6,780	(c)	85,739	(439,071)	524,810
6M GBP(b)	3.336	06/15/27	GBP	1,930		(17,871)	(1,476)	(16,395)
6M EURO(b)	1.428	08/15/27	EUR	3,800		(9,962)	3,245	(13,207)
3M LIBOR(d)	2.400(d)	08/31/27		$5,170	(c)	(40,281)	(5,918)	(34,363)
1.500(b)	6M EURO(e)	08/31/27	EUR	4,530	(c)	19,166	(7,580)	26,746
3.340(a)	6M GBP	09/15/27	GBP	2,690		15,878	2,592	13,286
6M CDOR(e)	2.500	09/21/27	CAD	11,110	(c)	(74,079)	(32,033)	(42,046)
2.500(e)	3M LIBOR(d)	09/21/27		$8,950	(c)	33,667	(3,103)	36,770
6M CHFOR(e)	0.250(b)	12/20/27	CHF	1,520	(c)	(13,176)	506	(13,682)
6M EURO(e)	1.000(b)	12/20/27	EUR	14,920	(c)	71,879	269,390	(197,511)
6M CDOR(e)	2.000	12/20/27	CAD	16,360	(c)	(513,603)	(426,252)	(87,351)
2.500(e)	3M LIBOR	12/20/27		$10,820	(c)	(183,546)	(404,940)	221,394
1.250(e)	6M GBP	12/20/27	GBP	2,080	(c)	55,037	(37,443)	92,480
0.250(e)	6M JYOR	12/20/27	JPY	867,910	(c)	40,877	22,440	18,437

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M CHFOR(e)	1.000%(b)	12/21/27	CHF	2,440	(c)	$21,848	$42,693	$(20,845)
6M CDOR(e)	2.500	12/21/27	CAD	29,430	(c)	(223,704)	(141,204)	(82,500)
2.750%(e)	3M LIBOR(d)	12/21/27		$22,730	(c)	(141,517)	(209,231)	67,714
4.000(e)	3M NZDOR(d)	12/21/27	NZD	9,040	(c)	(27,539)	(64,790)	37,251
3M LIBOR(d)	2.378(e)	07/03/28		$21,690	(c)	(2,681)	(32,024)	29,343
2.346(e)	3M LIBOR(d)	08/06/28		8,530	(c)	32,893	(9,693)	42,586
1.940(e)	6M GBP	01/11/32	GBP	12,290	(c)	40,134	47,766	(7,632)
6M EURO(b)	1.600	08/15/32	EUR	1,010		(5,896)	25	(5,921)
6M GBP(a)	3.460	09/15/32	GBP	2,440		(9,369)	1,821	(11,190)
1.500(e)	6M GBP	12/20/32		5,800	(c)	133,153	(151,681)	284,834
1.750(e)	6M GBP	03/17/37		16,120	(c)	355,268	(70,254)	425,522
6M EURO(e)	2.000(b)	06/16/37	EUR	2,030	(c)	(38,061)	(825)	(37,236)
2.750(e)	3M LIBOR(d)	06/16/37		$3,830	(c)	4,203	(6,801)	11,004
6M GBP(a)	3.510	09/15/42	GBP	1,980		(19,213)	(3,390)	(15,823)
2.500(e)	3M LIBOR(d)	06/17/47		$3,780	(c)	29,986	6,089	23,897
3.450(a)	6M GBP	09/15/47	GBP	1,810		24,000	11,068	12,932
3M LIBOR(d)	2.750(e)	12/20/47		$270	(c)	12,290	23,392	(11,102)
1.500(e)	6M GBP	12/20/47	GBP	30	(c)	1,625	(615)	2,240
2.560(e)	3M LIBOR(d)	07/03/48		$8,980	(c)	13,469	28,500	(15,031)
2.540(e)	6M CDOR	07/18/48	CAD	1,110	(c)	28,137	22,106	6,031
TOTAL							$(3,449,419)	$1,633,468

(a)	Payments made at maturity.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(d)	Payments made quarterly.
(e)	Payments made semi-annually.
(f)	Payments made monthly.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Credit Spread at September 30, 2017(b)	Counterparty	Termination Date	Notional Amount	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	1.000%	0.490%	Barclays Bank PLC	12/20/21	460	$(9,677)	$(1,546)	$(8,131)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.379	Citibank NA	12/20/20	13,280	(264,081)	64,842	(328,923)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.442	Deutsche Bank AG	06/20/21	100	(2,047)	(18)	(2,029)
TOTAL							$63,278	$(339,083)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a Fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index(a)	Financing Rate Paid by the Fund	Credit Spread at September 30, 2017(b)	Termination Date	Notional Amount		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Series 26	1.000%	0.415%	12/20/21	EUR	22,410	$(662,820)	$(258,190)	$(404,630)
iTraxx Europe Series 27	1.000	0.480	06/20/22		20,890	(611,106)	(527,239)	(83,867)
CDX.NA.IG Index 28	1.000	0.529	06/20/22		$25,970	(556,953)	(489,443)	(67,510)
TOTAL							$(1,274,872)	$(556,007)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a Fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At September 30, 2017 the Fund had following options contracts:

PURCHASED OPTIONS ON INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Calls:
5Y IRS	BoA Securities LLC	2.018%	01/29/18	9,600,000	$9,600,000	$72,480	$78,720	$(6,240)
10Y IRS	Citibank NA	2.273	01/22/18	5,500,000	5,500,000	80,926	89,512	(8,586)
10Y IRS	Citibank NA	2.539	01/24/18	3,600,000	3,600,000	18,838	69,120	(50,282)
10Y IRS	JPMorgan Securities, Inc.	2.048	01/24/18	3,600,000	3,600,000	103,606	67,860	35,746
TOTAL						$275,850	$305,212	$(29,362)

Puts:
5Y IRS	BoA Securities LLC	2.018	01/29/18	9,600,000	9,600,000	49,017	78,720	(29,703)
10Y IRS	Citibank NA	2.273	01/22/18	5,500,000	5,500,000	54,906	89,513	(34,607)
10Y IRS	Citibank NA	2.539	01/24/18	3,600,000	3,600,000	87,064	69,120	17,944
10Y IRS	JPMorgan Securities, Inc.	0.700	10/23/17	6,010,000	6,010,000	472	37,508	(37,036)
10Y IRS	JPMorgan Securities, Inc.	2.048	01/24/18	3,600,000	3,600,000	14,176	67,860	(53,684)
TOTAL						$284,297	$399,003	$(114,706)
TOTAL PURCHASED OPTIONS CONTRACTS						$560,147	$704,215	$(144,068)

PURCHASED OPTIONS ON FUTURES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Eurodollar	MS & Co. LLC	$98.00	06/15/18	203	$507,500	$78,662	$56,282	$22,380

Abbreviation:
BoA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
MS & Co. LLC	—Morgan Stanley & Co. LLC

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans(a) – 2.2%
Electric – 0.0%
	Calpine Corp. (PRIME + 0.750%)
	$1,943,182	2.990%	11/30/17	$1,944,795

Energy(b) – 0.5%
	American Energy – Marcellus LLC
	(1M LIBOR + 4.250%)
	23,426,000	5.485	08/04/20	17,320,716
	(1M LIBOR + 7.500%)
	10,300,000	8.735	08/04/21	648,076
	Blue Ridge Mountain Resources, Inc.(c) (PIK + 7.000%)
	12,150,131	8.312	05/06/19	12,150,131

				30,118,923

Energy – Coal – 0.1%
	Murray Energy Corp. (3M LIBOR + 7.250%)
	9,474,524	8.583	04/16/20	8,665,305

Environmental – 0.2%
	EnergySolutions LLC (3M LIBOR + 4.750%)
	13,397,500	6.090	05/29/20	13,598,463

Food & Beverages(b) – 0.2%
	Shearer’s Foods, Inc. (3M LIBOR + 6.750%)
	14,295,736	8.083	06/30/22	13,509,471

Media – Broadcasting & Radio – 0.5%
	Getty Images, Inc. (3M LIBOR + 3.500%)
	27,939,383	4.833	10/18/19	24,109,452
	Lions Gate Entertainment Corp. (1M LIBOR + 3.000%)
	4,636,563	4.235	12/08/23	4,671,337

				28,780,789

Media – Cable – 0.1%
	Charter Communications Operating LLC (1M LIBOR + 2.000%)
	7,908,423	3.240	01/03/21	7,927,087

Media – Non Cable – 0.1%
	Checkout Holding Corp. (1M LIBOR + 6.750%)
	12,875,000	7.985	04/11/22	7,419,219

Noncaptive – Financial – 0.2%
	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
	(1M LIBOR + 2.250%)
	3,366,563	3.486	09/20/20	3,377,504
	(1M LIBOR + 2.750%)
	7,581,000	3.986	04/03/22	7,595,176

				10,972,680

Retailers(b) – 0.2%
	True Religion Apparel, Inc.
	8,400,000	11.000 (i)	01/30/20	487,200
	(3M LIBOR + 4.875%)
	57,140,833	5.875	07/30/19	14,570,912

				15,058,112

Technology – Software/Services – 0.1%
	MA FinanceCo. LLC (1M LIBOR + 2.750%)
	986,683	3.987	06/21/24	987,917

Bank Loans(a) – (continued)
Technology – Software/Services – (continued)
	Seattle Spinco, Inc. (1M LIBOR + 2.750%)
	6,663,317	3.987	06/21/24	6,671,645

				7,659,562

	TOTAL BANK LOANS
	(Cost $215,875,379)			$145,654,406

Corporate Obligations – 9.3%
Airlines – 0.2%
	Continental Airlines 2012-3 Class C Pass Through Trust
	$12,550,000	6.125%	04/29/18	$12,767,015

Diversified Financial Services – 0.3%
	Ally Financial, Inc.
	8,900,000	6.250	12/01/17	8,944,500
	Nationstar Mortgage LLC/Nationstar Capital Corp.(e)
	6,450,000	6.500	08/01/18	6,450,000
	Navient Corp.
	2,500,000	8.450	06/15/18	2,612,400

				18,006,900

Electrical(e) – 0.2%
	Dynegy, Inc.
	7,108,000	6.750	11/01/19	7,356,780
	Electricite de France SA(f) (7 year EUR Swap + 3.021%)
EUR	3,100,000	4.250	01/29/49	3,889,550

				11,246,330

Gaming – 0.1%
	MGM Resorts International
	$5,000,000	8.625	02/01/19	5,400,000

Healthcare Providers & Services – 0.1%
	HCA, Inc.
	7,050,000	3.750	03/15/19	7,199,812

Home Builders(e) – 0.0%
	Beazer Homes USA, Inc.
	1,500,000	5.750	06/15/19	1,563,750

Insurance(e)(f) – 0.2%
	The Chubb Corp. (3M USD LIBOR + 2.250%)
	11,894,000	3.554	03/29/67	11,828,583

Media – 0.2%
	Altice Financing SA(e)(g)
	3,200,000	6.500	01/15/22	3,328,000
	Cablevision Systems Corp.
	1,450,000	7.750	04/15/18	1,486,250
	SFR Group SA(e)(g)
	7,000,000	6.000	05/15/22	7,306,250

				12,120,500

Mining – 0.4%
	First Quantum Minerals Ltd.(e)(g)
	8,650,000	7.250	04/01/23	8,931,125
	3,700,000	7.500	04/01/25	3,792,500

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Mining – (continued)
	Freeport-McMoRan, Inc.
	$12,650,000	2.375%		03/15/18	$12,618,375

					25,342,000

Miscellaneous Manufacturing – 0.1%
	General Electric Co.
MXN	110,000,000	8.500		04/06/18	6,052,839

Oil Field Services – 3.4%
	Carrizo Oil & Gas, Inc.(e)
	$19,300,000	7.500		09/15/20	19,686,000
	Halcon Resources Corp.(e)(g)
	1,600,000	12.000		02/15/22	1,928,000
	7,450,000	6.750		02/15/25	7,710,750
	Laredo Petroleum, Inc.(e)
	12,000,000	5.625		01/15/22	12,105,000
	1,350,000	7.375		05/01/22	1,397,250
	Nabors Industries, Inc.(g)
	3,550,000	0.750		01/15/24	2,886,594
	Petrobras Global Finance BV
	1,130,000	8.750		05/23/26	1,360,012
	12,920,000	7.375		01/17/27	14,228,150
	17,722,000	5.999	(g)	01/27/28	17,722,000
	10,150,000	6.850		06/05/15	9,638,694
	Petroleos de Venezuela SA
	277,570,000	6.000		10/28/22	79,385,020
	21,570,000	5.375		04/12/27	6,471,000
	Petroleos Mexicanos
	1,140,000	6.375		02/04/21	1,245,735
EUR	7,630,000	5.125		03/15/23	10,325,495
	$16,770,000	6.500	(g)	03/13/27	18,585,017
	90,000	6.625		06/15/35	96,975
	492,000	5.500		06/27/44	457,560
	990,000	6.375		01/23/45	1,008,810
	380,000	5.625		01/23/46	354,730
	6,520,000	6.750	(g)	09/21/47	6,939,888
	Whiting Petroleum Corp.
	6,800,000	5.000	(e)	03/15/19	6,817,000
	2,950,000	1.250		04/01/20	2,629,187

					222,978,867

Packaging(e) – 0.2%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(g)
	6,150,000	6.000		02/15/25	6,519,000
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
	5,250,000	5.750		10/15/20	5,328,750

					11,847,750

Pharmaceuticals(e)(g) – 0.3%
	Valeant Pharmaceuticals International, Inc.
	8,900,000	6.375		10/15/20	8,922,250
	5,900,000	6.500		03/15/22	6,239,250
	7,350,000	7.000		03/15/24	7,846,125

					23,007,625

Corporate Obligations – (continued)
Pipelines(e) – 0.8%
	DCP Midstream Operating LP
	9,550,000	2.500		12/01/17	9,550,000
	6,200,000	2.700		04/01/19	6,153,500
	Enterprise Products Operating LLC(f) (3M USD LIBOR + 3.708%)
	29,675,000	5.018		08/01/66	29,689,837
	Plains All American Pipeline LP/PAA Finance Corp.
	7,725,000	3.600		11/01/24	7,546,535

					52,939,872

Real Estate Investment Trusts – 0.3%
	China Evergrande Group(e)
	17,900,000	8.750		06/28/25	18,148,137
	Corporacion Geo SA(i)
	492,130	8.000		04/13/21	—
	Trust F/1401(e)(g)
	4,470,000	5.250		12/15/24	4,755,181

					22,903,318

Semiconductors(g) – 0.1%
	NXP BV/NXP Funding LLC
	3,750,000	4.125		06/01/21	3,923,438

Software(e)(g) – 0.2%
	Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
	7,000,000	5.750		03/01/25	7,140,000
	CURO Financial Technologies Corp.
	8,000,000	12.000		03/01/22	8,600,000

					15,740,000

Telecommunication Services – 2.1%
	America Movil SAB de CV
MXN	256,740,000	6.000		06/09/19	13,712,045
	Frontier Communications Corp.
	$16,107,000	8.125		10/01/18	16,268,070
	Intelsat Jackson Holdings SA(e)
	1,600,000	7.250		10/15/20	1,544,000
	15,000,000	7.500		04/01/21	14,212,500
	2,450,000	9.750	(g)	07/15/25	2,486,750
	Nokia OYJ
	3,500,000	3.375		06/12/22	3,526,250
	Sprint Communications, Inc.
	7,700,000	9.000	(g)	11/15/18	8,267,875
	8,000,000	7.000		08/15/20	8,740,000
	Sprint Corp.
	13,500,000	7.125		06/15/24	15,153,750
	Telecom Italia Capital SA
	5,550,000	6.375		11/15/33	6,361,687
	5,600,000	7.200		07/18/36	6,916,000
	7,450,000	7.721		06/04/38	9,517,375
	Wind Acquisition Finance SA(e)(g)
	7,450,000	4.750		07/15/20	7,543,125
	13,500,000	7.375		04/23/21	13,972,500
	Windstream Services LLC(e)
	13,300,000	7.750		10/15/20	10,640,000

					138,861,927

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Trucking & Leasing(g) – 0.1%
Park Aerospace Holdings Ltd.
$7,300,000	5.250%	08/15/22	$7,585,722

TOTAL CORPORATE OBLIGATIONS
(Cost $618,032,482)			$611,316,248

Mortgage-Backed Obligations – 15.3%
Collateralized Mortgage Obligations – 13.7%
Interest Only(h) – 4.3%
FHLMC REMIC Series 3753, Class SK(f) (-1x1M LIBOR + 6.050%)
$14,109,182	4.823%	11/15/38	$1,211,412
FHLMC REMIC Series 3852, Class SW(f) (-1x1M LIBOR + 6.000%)
5,199,118	4.773	05/15/41	827,105
FHLMC REMIC Series 4273, Class PS(f) (-1x1M LIBOR + 6.100%)
40,113,951	4.866	11/15/43	6,586,526
FHLMC REMIC Series 4320, Class SD(f) (-1x1M LIBOR + 6.100%)
39,482,163	4.866	07/15/39	6,177,127
FHLMC REMIC Series 4326, Class GS(f) (-1x1M LIBOR + 6.050%)
16,377,358	4.816	04/15/44	2,828,165
FHLMC REMIC Series 4431, Class ST(f) (-1x1M LIBOR + 6.100%)
18,125,717	4.873	01/15/45	3,611,986
FHLMC REMIC Series 4468, Class SY(f) (-1x1M LIBOR + 6.100%)
14,801,090	4.866	05/15/45	2,937,711
FHLMC STRIPS Series 304, Class C45
31,271,933	3.000	12/15/27	2,878,863
FNMA REMIC Series 2010-126, Class LS(f) (-1x1M LIBOR + 5.000%)
6,584,926	3.768	11/25/40	989,694
FNMA REMIC Series 2011-100, Class S(f) (-1x1M LIBOR + 6.450%)
13,559,499	5.213	10/25/41	2,244,226
FNMA REMIC Series 2012-146, Class IO
3,168,694	3.500	01/25/43	601,174
FNMA REMIC Series 2012-88, Class SB(f) (-1x1M LIBOR + 6.670%)
10,886,196	5.436	07/25/42	2,025,371
FNMA REMIC Series 2013-121, Class SA(f) (-1x1M LIBOR + 6.100%)
21,534,515	4.866	12/25/43	3,416,431
FNMA REMIC Series 2013-130, Class SN(f) (-1x1M LIBOR + 6.650%)
25,655,504	5.413	10/25/42	4,957,267
FNMA REMIC Series 2013-96, Class SW(f) (-1x1M LIBOR + 6.100%)
41,514,732	4.866	09/25/43	6,696,127
FNMA REMIC Series 2014-19, Class MS(f) (-1x1M LIBOR + 6.600%)
23,100,036	5.366	11/25/39	2,514,254
FNMA REMIC Series 2014-87, Class MS(f) (-1x1M LIBOR + 6.250%)
16,185,958	5.016	01/25/45	2,653,579
FNMA REMIC Series 2015-20, Class ES(f) (-1x1M LIBOR + 6.150%)
48,177,366	4.916	04/25/45	9,812,959

Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
FNMA REMIC Series 2015-22, Class DS(f) (-1x1M LIBOR + 6.200%)
11,498,655	4.963	04/25/45	2,379,779
FNMA REMIC Series 2015-24, Class SG(f) (-1x1M LIBOR + 5.600%)
19,668,077	4.366	04/25/45	3,562,640
FNMA REMIC Series 2015-34, Class LS(f) (-1x1M LIBOR + 6.100%)
31,741,901	4.863	06/25/45	6,002,901
FNMA REMIC Series 2015-79, Class SA(f) (-1x1M LIBOR + 6.250%)
32,054,453	5.016	11/25/45	5,375,622
FNMA REMIC Series 2015-79, Class SE(f) (-1x1M LIBOR + 6.250%)
12,776,951	5.016	11/25/45	2,090,676
FNMA REMIC Series 2015-81, Class SA(f) (-1x1M LIBOR + 5.700%)
124,134,015	4.466	11/25/45	17,706,550
FNMA REMIC Series 2015-82, Class MS(f) (-1x1M LIBOR + 5.700%)
93,641,012	4.466	11/25/45	13,564,537
FNMA REMIC Series 2015-86, Class BS(f) (-1x1M LIBOR + 5.700%)
23,889,009	4.463	11/25/45	3,410,099
GNMA REMIC Series 2010-1, Class SD(f) (-1x1M LIBOR + 5.790%)
7,553,688	4.554	01/20/40	1,197,221
GNMA REMIC Series 2010-162, Class SE(f) (-1x1M LIBOR + 6.550%)
15,165,390	5.314	12/20/40	1,425,089
GNMA REMIC Series 2010-20, Class SC(f) (-1x1M LIBOR + 6.150%)
10,806,390	4.914	02/20/40	1,776,063
GNMA REMIC Series 2010-20, Class SD(f) (-1x1M LIBOR + 5.680%)
9,817,330	4.444	02/20/40	1,428,974
GNMA REMIC Series 2010-20, Class SE(f) (-1x1M LIBOR + 6.250%)
14,968,587	5.014	02/20/40	2,513,648
GNMA REMIC Series 2010-31, Class SA(f) (-1x1M LIBOR + 5.750%)
355,307	4.514	03/20/40	52,428
GNMA REMIC Series 2010-35, Class DS(f) (-1x1M LIBOR + 5.680%)
11,727,994	4.444	03/20/40	1,686,072
GNMA REMIC Series 2010-37, Class SG(f) (-1x1M LIBOR + 5.700%)
24,332,706	4.464	03/20/40	3,566,221
GNMA REMIC Series 2010-58, Class AI(f) (-1x1M LIBOR + 5.770%)
3,863,663	4.534	05/20/40	575,434
GNMA REMIC Series 2010-59, Class SA(f) (-1x1M LIBOR + 6.500%)
6,820,982	5.264	05/20/40	1,219,740

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
GNMA REMIC Series 2010-85, Class SN(f) (-1x1M LIBOR + 5.940%)
$14,449,822	4.704%	07/20/40	$2,646,193
GNMA REMIC Series 2010-9, Class XD(f) (-1x1M LIBOR + 6.600%)
24,718,907	5.366	01/16/40	4,333,084
GNMA REMIC Series 2010-9, Class YD(f) (-1x1M LIBOR + 6.800%)
33,108,544	5.566	01/16/40	6,028,914
GNMA REMIC Series 2010-90, Class ES(f) (-1x1M LIBOR + 5.950%)
22,933,640	4.714	07/20/40	3,601,290
GNMA REMIC Series 2011-50, Class PS(f) (-1x1M LIBOR + 6.100%)
26,812,857	4.864	02/20/41	4,201,671
GNMA REMIC Series 2012-149, Class MS(f) (-1x1M LIBOR + 6.250%)
5,961,217	5.014	12/20/42	995,774
GNMA REMIC Series 2013-103, Class DS(f) (-1x1M LIBOR + 6.150%)
14,547,147	4.914	07/20/43	2,400,905
GNMA REMIC Series 2013-111, Class SA(f) (-1x1M LIBOR + 6.700%)
15,485,044	5.464	07/20/43	2,880,650
GNMA REMIC Series 2013-113, Class SA(f) (-1x1M LIBOR + 6.700%)
18,013,063	5.464	08/20/43	3,340,085
GNMA REMIC Series 2013-113, Class SD(f) (-1x1M LIBOR + 6.700%)
62,936,135	5.466	08/16/43	11,173,688
GNMA REMIC Series 2013-117, Class PS(f) (-1x1M LIBOR + 6.150%)
20,627,610	4.914	04/20/43	3,045,716
GNMA REMIC Series 2013-134, Class DS(f) (-1x1M LIBOR + 6.100%)
125,632	4.864	09/20/43	20,282
GNMA REMIC Series 2013-147, Class SD(f) (-1x1M LIBOR + 6.650%)
19,899,979	5.414	12/20/39	3,646,289
GNMA REMIC Series 2013-152, Class SJ(f) (-1x1M LIBOR + 6.150%)
22,564,608	4.914	05/20/41	3,721,644
GNMA REMIC Series 2013-152, Class TS(f) (-1x1M LIBOR + 6.100%)
380,072	4.864	06/20/43	60,220
GNMA REMIC Series 2013-167, Class SG(f) (-1x1M LIBOR + 6.150%)
18,537,631	4.914	11/20/43	3,022,310
GNMA REMIC Series 2013-182, Class PI
13,834,530	4.500	12/20/43	2,659,688
GNMA REMIC Series 2014-11, Class NI
11,354,875	4.500	12/16/42	1,425,656
GNMA REMIC Series 2014-132, Class SL(f) (-1x1M LIBOR + 6.100%)
25,800,219	4.864	10/20/43	3,758,351

Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
GNMA REMIC Series 2014-133, Class BS(f) (-1x1M LIBOR + 5.600%)
11,634,458	4.364	09/20/44	1,636,391
GNMA REMIC Series 2014-180, Class PI
13,390,330	4.000	08/20/44	2,128,759
GNMA REMIC Series 2014-3, Class TS(f) (-1x1M LIBOR + 5.550%)
8,960,725	4.314	01/20/44	1,256,760
GNMA REMIC Series 2014-41, Class SA(f) (-1x1M LIBOR + 6.100%)
26,617,966	4.864	03/20/44	4,400,764
GNMA REMIC Series 2014-5, Class SA(f) (-1x1M LIBOR + 5.550%)
13,904,750	4.314	01/20/44	1,962,843
GNMA REMIC Series 2014-56, Class ST(f) (-1x1M LIBOR + 6.100%)
19,975,110	4.866	12/16/39	2,979,052
GNMA REMIC Series 2014-76, Class SA(f) (-1x1M LIBOR + 5.600%)
30,032,080	4.364	01/20/40	4,215,771
GNMA REMIC Series 2014-96, Class SE(f) (-1x1M LIBOR + 5.600%)
17,885,591	4.364	07/20/44	2,555,170
GNMA REMIC Series 2015-110, Class MS(f) (-1x1M LIBOR + 5.710%)
18,273,943	4.474	08/20/45	2,655,659
GNMA REMIC Series 2015-111, Class IW
15,567,088	4.000	06/20/45	2,297,637
GNMA REMIC Series 2015-111, Class SM(f) (-1x1M LIBOR + 6.200%)
15,766,277	4.964	08/20/45	2,600,241
GNMA REMIC Series 2015-112, Class SB(f) (-1x1M LIBOR + 5.740%)
30,411,317	4.504	08/20/45	4,437,814
GNMA REMIC Series 2015-123, Class SE(f) (-1x1M LIBOR + 5.720%)
18,684,510	4.484	09/20/45	2,714,915
GNMA REMIC Series 2015-126, Class HS(f) (-1x1M LIBOR + 6.200%)
32,869,695	4.964	09/20/45	5,353,201
GNMA REMIC Series 2015-126, Class LS(f) (-1x1M LIBOR + 6.200%)
10,266,150	4.964	09/20/45	1,693,137
GNMA REMIC Series 2015-129, Class IC
5,131,825	4.500	09/16/45	917,632
GNMA REMIC Series 2015-133, Class SA(f) (-1x1M LIBOR + 5.700%)
5,808,088	4.464	09/20/45	832,913
GNMA REMIC Series 2015-133, Class SB(f) (-1x1M LIBOR + 5.700%)
8,234,525	4.464	09/20/45	1,187,129
GNMA REMIC Series 2015-144, Class QS(f) (-1x1M LIBOR + 5.700%)
16,750,079	4.464	10/20/45	2,116,188
GNMA REMIC Series 2015-167, Class SA(f) (-1x1M LIBOR + 6.250%)
18,410,321	5.014	11/20/45	3,066,646

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
GNMA REMIC Series 2015-168, Class SD(f) (-1x1M LIBOR + 6.200%)
$28,569,215	4.964%	11/20/45	$4,642,026
GNMA REMIC Series 2015-95, Class GI
45,178,050	4.500	07/16/45	9,570,197
GNMA REMIC Series 2016-4, Class SM(f) (-1x1M LIBOR + 5.650%)
81,584,158	4.414	01/20/46	11,318,260
GNMA REMIC Series 2016-6, Class S(f) (-1x1M LIBOR + 5.650%)
20,650,066	4.414	01/20/46	3,001,076
GNMA REMIC Series 2016-6, Class SB(f) (-1x1M LIBOR + 5.650%)
41,781,899	4.414	01/20/46	5,908,654

			280,914,916

Planned Amortization Class(f) – 0.0%
FNMA REMIC Series 2006-76, Class QF (1M LIBOR + 0.400%)
1,031,393	1.634	08/25/36	1,035,858
FNMA REMIC Series 2006-79, Class PF (1M LIBOR + 0.400%)
1,084,829	1.634	08/25/36	1,089,664

			2,125,522

Regular Floater(f) – 0.1%
FHLMC REMIC Series 3231, Class FB (1M LIBOR + 0.350%)
550,220	1.577	10/15/36	551,580
FHLMC REMIC Series 3314, Class FC (1M LIBOR + 0.400%)
320,655	1.634	12/15/36	321,907
FHLMC REMIC Series 3371, Class FA (1M LIBOR + 0.600%)
441,878	1.827	09/15/37	446,116
FHLMC REMIC Series 3545, Class FA (1M LIBOR + 0.850%)
477,645	2.077	06/15/39	482,588
FHLMC REMIC Series 3827, Class KF (1M LIBOR + 0.370%)
815,034	1.604	03/15/41	817,244
FNMA REMIC Series 2006-45, Class TF (1M LIBOR + 0.400%)
976,386	1.634	06/25/36	980,643
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
1,338,214	1.584	04/25/37	1,341,330
FNMA REMIC Series 2007-75, Class VF (1M LIBOR + 0.450%)
382,551	1.684	08/25/37	384,805
FNMA REMIC Series 2009-84, Class WF (1M LIBOR + 1.100%)
177,321	2.337	10/25/39	180,169

			5,506,382

Sequential Fixed Rate – 0.4%
Banc of America Funding Trust Series 2007-8, Class 2A1
1,636,639	7.000	10/25/37	1,063,365
BCAP LLC Trust Series 2007-AA2, Class 2A7
1,561,005	6.000	04/25/37	1,331,191
Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
78,214	5.500	05/25/22	78,498
Citigroup Mortgage Loan Trust Series 2007-9, Class 1A1(g)
15,855	5.750	04/25/47	13,512
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A7
5,436,256	5.750	03/25/37	4,998,258

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
2,026,583	6.000	02/25/36	1,649,723
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
1,021,335	5.750	07/25/37	917,435
Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
374,708	6.000	08/25/37	349,853
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-1, Class A4
1,083,264	6.000	03/25/37	952,666
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-7, Class A3
1,985,329	5.750	06/25/37	1,792,515
Countrywide Home Mortgage Loan Pass-Through Trust Series 2007-10, Class A5
1,580,542	6.000	07/25/37	1,371,568
Countrywide Home Mortgage Pass-Through Trust Series 2007-10, Class A22
2,970,633	6.000	07/25/37	2,577,866
Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
384,894	5.000	08/25/35	383,784
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
597,850	5.500	02/25/36	547,589
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
940,419	6.000	06/25/36	844,376
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
1,721,614	6.500	07/25/36	1,526,757
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
1,311,264	6.000	08/25/36	1,217,832
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
4,247,827	6.000	10/25/37	3,596,232

			25,213,020

Sequential Floating Rate(f) – 8.9%
American Home Mortgage Assets Trust Series 2006-2, Class 2A1 (1M USD LIBOR + 0.190%)
8,406,332	1.424	09/25/46	7,367,381
American Home Mortgage Investment Trust Series 2006-3, Class 11A1 (1M USD LIBOR + 0.180%)
145,257	1.594	12/25/46	131,382
American Home Mortgage Investment Trust Series 2007-2, Class 11A1 (1M USD LIBOR + 0.230%)
4,187,710	1.464	03/25/47	2,632,302
Banc of America Funding Trust Series 2006-H, Class 6A1 (1M USD LIBOR + 0.190%)
19,735,297	1.421	10/20/36	17,404,341
Banc of America Funding Trust Series 2007-2, Class 2A1
73,435	4.858	03/25/37	73,897
Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1 (1M USD LIBOR + 0.200%)
3,673,722	1.434	09/25/47	3,389,303
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(g) (1M LIBOR + 0.200%)
5,169,137	1.437	10/25/36	4,890,329

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(f) – (continued)
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-1A, Class A1(g) (1M USD LIBOR + 0.150%)
	$24,189,621	1.384%	12/25/46	$21,760,117
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-3A, Class A1(g) (1M USD LIBOR + 0.130%)
	13,389,631	1.364	08/25/47	12,643,395
	Citigroup Mortgage Loan Trust Series 2006-AR6, Class 2A2 (1M USD LIBOR + 0.160%)
	6,967,456	1.394	09/25/36	6,665,603
	Citigroup Mortgage Loan Trust Series 2006-AR7, Class 2A2A
	3,675,819	3.582	11/25/36	3,386,584
	Countrywide Alternative Loan Trust Series 2005-26CB, Class A1 (1M USD LIBOR + 0.500%)
	718,248	1.734	07/25/35	594,393
	Countrywide Alternative Loan Trust Series 2005-36, Class 2A1A (1M USD LIBOR + 0.310%)
	5,989,104	1.544	08/25/35	5,033,568
	Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12 (1M USD LIBOR + 0.800%)
	947,703	2.034	12/25/35	864,265
	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5 (1M USD LIBOR + 0.500%)
	742,316	1.734	05/25/35	649,704
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B (1M USD LIBOR + 0.170%)
	2,044,254	1.404	11/25/36	1,919,091
	Countrywide Alternative Loan Trust Series 2006-HY11, Class A1 (1M USD LIBOR + 0.120%)
	321,922	1.354	06/25/36	282,998
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1 (1M USD LIBOR + 0.210%)
	281,015	1.441	03/20/46	242,751
	Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3 (1M USD LIBOR + 0.500%)
	4,674,343	1.734	08/25/37	3,936,930
	Countrywide Alternative Loan Trust Series 2007-19, Class 1A11 (1M USD LIBOR + 0.500%)
	9,864,944	1.734	08/25/37	6,218,065
	Countrywide Alternative Loan Trust Series 2007-HY6, Class A1 (1M USD LIBOR + 0.210%)
	4,871,830	1.444	08/25/47	4,282,522
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(b)(g) (3 mo. Euribor + 2.750%)
EUR	30,681,925	2.750	04/20/20	35,991,006
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A (1M LIBOR + 0.200%)
	$2,955,464	1.437	08/25/47	2,776,529
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1B (1M LIBOR + 0.220%)
	3,688,419	1.457	08/25/47	3,472,156
	Downey Savings & Loan Association Mortgage Trust Series 2005-AR5, Class 2A1A (1M USD LIBOR + 0.330%)
	8,651,365	1.561	09/19/45	7,027,907

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(f) – (continued)
	FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 (1M USD LIBOR + 3.300%)
	8,210,000	4.534	10/25/27	9,104,463
	FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M3 (1M USD LIBOR + 4.650%)
	4,852,000	5.884	10/25/28	5,419,659
	FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA3, Class M3 (1M USD LIBOR + 5.000%)
	2,000,000	6.234	12/25/28	2,278,681
	GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1 (1M USD LIBOR + 0.180%)
	1,417,385	1.414	01/25/37	1,290,779
	GSR Mortgage Loan Trust Series 2006-OA1, Class 2A2 (1M USD LIBOR + 0.260%)
	27,372,232	1.494	08/25/46	15,670,231
	HarborView Mortgage Loan Trust Series 2006-11, Class A1A (1M USD LIBOR + 0.170%)
	4,828,429	1.401	12/19/36	4,162,820
	HomeBanc Mortgage Trust Series 2006-1, Class 3A2
	2,900,572	3.251	04/25/37	2,494,961
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1 (1M USD LIBOR + 0.260%)
	4,482,592	1.754	06/25/35	4,096,978
	Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
	2,878,375	3.235	11/25/35	2,560,374
	Indymac Index Mortgage Loan Trust Series 2007-AR1, Class 1A1
	4,840,921	3.586	03/25/37	4,758,727
	JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
	5,917,002	3.479	05/25/36	5,208,819
	Lehman XS Trust Series 2005-7N, Class 1A1A (1M USD LIBOR + 0.270%)
	8,572,366	1.504	12/25/35	8,230,093
	Lehman XS Trust Series 2006-16N, Class A321 (1M USD LIBOR + 0.200%)
	5,945,019	1.434	11/25/46	5,441,889
	Lehman XS Trust Series 2006-GP1, Class A2A (1M USD LIBOR + 0.170%)
	11	1.404	05/25/46	61
	Lehman XS Trust Series 2007-16N, Class 2A2 (1M LIBOR + 0.850%)
	10,791,103	2.087	09/25/47	10,429,967
	Lehman XS Trust Series 2007-4N, Class 3A2A (12M MTA + 0.750%)
	4,833,156	1.639	03/25/47	4,732,881
	Lehman XS Trust Series 2007-5H, Class 3A4
	5,467,067	3.236	05/25/37	4,782,890
	Lehman XS Trust Series Series 2006-14N, Class 1A1A (1M USD LIBOR + 0.190%)
	12,476,013	1.424	09/25/46	11,188,019
	Luminent Mortgage Trust Series 2007-2, Class 2A1 (1M USD LIBOR + 0.230%)
	1,326,446	1.464	05/25/37	1,221,998
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1 (12M MTA + 0.800%)
	7,470,018	1.630	12/25/46	7,260,407

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(f) – (continued)
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A (12M MTA + 0.850%)
$2,978,076	1.680%	12/25/46	$2,946,822
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1 (1M USD LIBOR + 0.150%)
3,158,033	1.384	03/25/47	3,001,870
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1 (1M LIBOR + 0.200%)
1,483,008	1.434	05/25/47	1,234,454
Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1 (1M USD LIBOR + 0.310%)
4,436,702	1.544	09/25/37	4,306,162
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2(g) (1M USD LIBOR + 0.950%)
35,950,000	2.181	04/10/19	35,950,759
Mortgage Repurchase Agreement Financing Trust Series 2017-1, Class A1(g) (1M USD LIBOR + 0.850%)
16,900,000	2.081	07/10/19	16,904,343
Mortgage Repurchase Agreement Financing Trust Series 2017-2, Class A1(g)
169,500,000	1.781	08/12/19	169,513,730
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A (1M USD LIBOR + 0.240%)
2,040,736	1.474	12/25/36	1,707,302
Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
4,868,659	4.251	12/25/35	4,475,255
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1 (12M MTA + 1.000%)
4,479,971	1.830	01/25/46	3,793,371
Residential Accredit Loans, Inc. Series 2006-QA2, Class 2A1
3,706,446	4.866	02/25/36	3,409,609
Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1 (1M USD LIBOR + 0.270%)
2,377,773	1.504	02/25/46	1,744,240
Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1 (12M MTA + 0.800%)
4,936,499	1.630	09/25/46	4,235,590
Residential Accredit Loans, Inc. Series 2006-QO7, Class 3A2 (1M USD LIBOR + 0.205%)
257,455	1.439	09/25/46	224,479
Residential Accredit Loans, Inc. Series 2007-QO4, Class A1A (1M USD LIBOR + 0.190%)
1,691,883	1.424	05/25/47	1,593,988
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
3,949,449	3.814	09/25/35	3,701,421
Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
2,272,338	3.845	11/25/35	2,207,337
Station Place Securitization Trust Series 2015-2, Class A(g) (1M USD LIBOR + 1.050%)
9,525,528	2.279	05/15/18	9,525,528
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11, Class 1A1 (1M USD LIBOR + 0.160%)
4,195,696	1.394	12/25/36	3,977,656

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(f) – (continued)
Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 3A1
2,801,633	2.900	10/25/36	2,102,014
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 21A1 (1M USD LIBOR + 0.200%)
2,711,451	1.634	02/25/36	2,298,612
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A4A (1M USD LIBOR + 0.180%)
5,739,533	1.414	09/25/47	5,422,721
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 3A1
13,874,234	6.500	05/25/47	10,787,451
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR1, Class A2A1 (1M USD LIBOR + 0.680%)
6,843,617	1.914	01/25/45	6,638,650
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1 (1M USD LIBOR + 0.270%)
404,530	1.504	12/25/45	399,423
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A (1M USD LIBOR + 0.270%)
260,306	1.774	07/25/45	259,781
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A (1M USD LIBOR + 0.290%)
931,737	1.814	07/25/45	900,041
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A (1M USD LIBOR + 0.640%)
3,271,060	1.874	07/25/45	3,254,325
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A (12M MTA + 0.740%)
7,425,121	1.570	01/25/47	6,925,448
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A (12M MTA + 0.760%)
5,628,594	1.590	04/25/47	4,943,310
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA6, Class 2A (COF + 1.250%)
4,316,508	1.822	07/25/47	3,538,754

			585,895,662

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$899,655,502

Commercial Mortgage-Backed Securities – 1.1%
Sequential Fixed Rate – 0.4%
CSMC Trust Series 2014-USA, Class E(g)
$9,050,000	4.373%	09/15/37	$8,065,514
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
16,734,143	2.779	09/25/22	17,009,756
WF-RBS Commercial Mortgage Trust Series 2012-C6, Class B
2,500,000	4.697	04/15/45	2,664,676

			27,739,946

Sequential Floating Rate(f)(g) – 0.7%
Hilton Mortgage Trust Series 2014-ORL, Class E (-1x1M LIBOR + 3.250%)
10,050,000	3.231	07/15/29	10,114,403

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(f)(g) – (continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CBM, Class E (1M LIBOR + 3.850%)
$9,600,000	5.084%	10/15/29	$9,599,959
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class D (1M LIBOR + 3.050%)
10,013,500	4.284	09/15/27	10,053,133
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class E
12,450,000	3.786	04/10/28	12,516,753

			42,284,248

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$70,024,194

Federal Agencies – 0.5%
FHLMC – 0.0%
$21,167	5.000%	01/01/33	$23,086
1,748	5.000	03/01/33	1,913
9,885	5.000	04/01/33	10,817
2,112	5.000	05/01/33	2,312
6,166	5.000	06/01/33	6,748
39,511	5.000	07/01/33	43,237
55,787	5.000	08/01/33	61,075
6,833	5.000	09/01/33	7,495
11,748	5.000	10/01/33	12,856
29,909	5.000	11/01/33	32,729
13,917	5.000	12/01/33	15,229
13,437	5.000	01/01/34	14,704
39,065	5.000	02/01/34	42,748
17,287	5.000	03/01/34	18,920
25,825	5.000	04/01/34	28,263
46,175	5.000	05/01/34	50,529
595,487	5.000	06/01/34	651,644
8,996	5.000	11/01/34	9,845
161,026	5.000	04/01/35	176,208
16,513	5.000	11/01/35	18,070

			1,228,428

FNMA – 0.5%
1,980,437	3.094	01/01/18	1,977,692
2,093,658	3.434	01/01/18	2,093,942
12,938	5.000	01/01/18	13,172
72,724	5.000	02/01/18	74,403
68,755	5.000	03/01/18	70,344
116,941	5.000	04/01/18	119,642
13,581	5.000	05/01/18	13,895
11,337	5.000	06/01/18	11,599
215	5.500	01/01/19	218
10,496	5.500	02/01/19	10,656
14,483	5.500	03/01/19	14,740
7,806	5.500	04/01/19	7,938
6,874	5.500	05/01/19	7,025
30,158	5.500	06/01/19	30,681
88,826	5.500	07/01/19	90,445
86,866	5.500	08/01/19	88,515
81,602	5.500	09/01/19	83,646

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
24,315	5.500	10/01/19	24,886
26,603	5.500	11/01/19	27,271
41,224	5.500	12/01/19	42,283
4,477	5.500	01/01/20	4,614
1,196	5.500	06/01/20	1,219
471,707	5.500	07/01/20	484,293
1,731,348	3.416	10/01/20	1,793,764
1,185,006	3.619	12/01/20	1,236,758
5,266,692	4.381	06/01/21	5,637,690
3,033	6.000	01/01/24	3,412
61,849	6.000	04/01/24	69,568
527,161	5.500	05/01/25	539,238
3,750	4.500	09/01/29	4,031
6,210	6.000	12/01/32	7,034
730	6.000	01/01/33	820
3,285	6.000	04/01/33	3,723
145,756	6.000	10/01/33	166,132
4,948	6.000	02/01/34	5,606
37,527	6.000	03/01/34	42,490
122,931	6.000	08/01/34	140,160
27,215	6.000	11/01/34	30,865
270,985	6.000	05/01/35	309,256
54,139	6.000	06/01/35	61,844
168,638	6.000	10/01/35	192,261
17,761	6.000	11/01/35	20,266
29,555	6.000	12/01/35	33,724
106,211	6.000	02/01/36	120,843
7,274	6.000	05/01/36	8,299
574,709	6.000	08/01/36	654,703
25,525	6.000	09/01/36	29,130
16,651	6.000	10/01/36	19,017
234,444	6.000	11/01/36	267,170
344,548	6.000	12/01/36	390,617
1,093,543	6.000	01/01/37	1,244,331
1,632,894	6.000	02/01/37	1,863,352
69,563	6.000	04/01/37	78,982
493,612	6.000	05/01/37	561,527
923,428	6.000	07/01/37	1,050,421
57,497	4.500	08/01/37	61,951
1,039,553	6.000	08/01/37	1,179,230
26,725	6.000	09/01/37	30,375
426,766	6.000	10/01/37	485,727
4,046	6.000	11/01/37	4,612
269,479	6.000	12/01/37	306,131
810,034	6.000	01/01/38	918,940
66,806	5.000	03/01/38	74,348
67,634	6.000	03/01/38	77,181
163,907	6.000	05/01/38	186,330
16,159	6.000	07/01/38	18,481
16,911	6.000	08/01/38	19,274
446,185	6.000	09/01/38	507,259
281,621	6.000	10/01/38	320,675
1,557,863	6.000	11/01/38	1,756,601
4,240,296	6.000	12/01/38	4,743,489
2,280	6.000	01/01/39	2,565

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$12,983	4.500%	04/01/39	$14,032
6,163	6.000	04/01/39	7,011
98,310	6.000	07/01/39	112,104
19,760	4.000	08/01/39	20,941
10,379	4.000	09/01/39	10,999
69,355	6.000	09/01/39	78,801
59,602	4.500	10/01/39	64,770
655,294	6.000	10/01/39	745,861
202,773	6.000	10/01/40	230,174
8,419	4.500	05/01/41	9,172
1,079,239	6.000	05/01/41	1,226,672
32,413	4.500	06/01/41	35,072
109,686	6.000	07/01/41	125,047
49,640	4.500	08/01/41	54,371
10,736	4.500	10/01/41	11,699
349,011	5.000	11/01/41	381,702
11,035	6.000	01/01/42	12,732
4,185	4.500	11/01/42	4,504
53,045	4.500	12/01/43	57,844

			35,776,830

TOTAL FEDERAL AGENCIES			$37,005,258

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $947,346,415)			$1,006,684,954

Agency Debentures – 0.2%
FFCB
$11,000,000	2.850%	02/10/31	$10,719,973
3,000,000	3.020	04/09/31	2,971,842

TOTAL AGENCY DEBENTURES
(Cost $13,230,006)			$13,691,815

Asset-Backed Securities – 31.9%
Automotive(g) – 0.0%
Skopos Auto Receivables Trust Series 2015-1A, Class A
$365,299	3.100%	12/15/23	$365,414
Skopos Auto Receivables Trust Series 2015-2A, Class A
704,596	3.550	02/15/20	704,733

			1,070,147

Collateralized Loan Obligations(g) – 19.3%
ACIS CLO Ltd. Series 2013-1A, Class A1(f) (3M USD LIBOR + 0.870%)
15,724,738	2.028	04/18/24	15,733,623
ACIS CLO Ltd. Series 2013-1A, Class B(f) (3M USD LIBOR + 1.950%)
3,516,015	3.108	04/18/24	3,516,898
ACIS CLO Ltd. Series 2013-1A, Class C(f) (3M USD LIBOR + 2.950%)
2,220,765	4.108	04/18/24	2,225,475

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(g) – (continued)
ACIS CLO Ltd. Series 2013-2A, Class C2R(f) (3M USD LIBOR + 1.300%)
13,167,588	2.459	10/14/22	13,168,997
ACIS CLO Ltd. Series 2014-4A, Class A(f) (3M USD LIBOR + 1.420%)
109,000,000	2.590	05/01/26	109,129,928
BlueMountain CLO Ltd. Series 2014-2A, Class AR(f) (3M USD LIBOR + 0.930%)
28,750,000	2.237	07/20/26	28,863,821
CBAM CLO Management LLC Series 2017-2A, Class A(f) (3M USD LIBOR + 1.240%)
18,350,000	2.631	10/17/29	18,443,512
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1(f) (3M USD LIBOR + 1.610%)
850,000	2.768	07/17/28	857,223
Crown Point CLO III Ltd. Series 2015-3A, Class A1A(f) (3M USD LIBOR + 1.410%)
26,962,244	2.568	12/31/27	26,987,400
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(f) (3M USD LIBOR + 0.750%)
636,001	1.922	11/21/22	636,078
Crown Point CLO Ltd. Series 2012-1A, Class A2L(f) (3M USD LIBOR + 2.710%)
795,898	3.882	11/21/22	796,981
Crown Point CLO Ltd. Series 2012-1A, Class A3L(f) (3M USD LIBOR + 3.960%)
636,717	5.132	11/21/22	638,078
Crown Point CLO Ltd. Series 2013-2A, Class A1L(f) (3M USD LIBOR + 0.970%)
58,880,980	2.128	12/31/23	58,727,360
Crown Point CLO Ltd. Series 2015-3A, Class A1AR(e)(f)
31,350,000	2.230	12/31/27	31,350,000
Cutwater Ltd. Series 2014-1A, Class A1AR(f) (3M USD LIBOR + 1.250%)
38,250,000	2.469	07/15/26	38,325,812
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(f) (3M USD LIBOR + 1.390%)
79,000,000	2.546	07/25/27	78,898,564
MidOcean Credit CLO III Series 2014-3A, Class A(f) (3M USD LIBOR + 1.460%)
1,300,000	2.616	07/21/26	1,300,192
OCP CLO Ltd. Series 2012-2A, Class A1R(f) (3M USD LIBOR + 1.400%)
10,850,000	2.572	11/22/25	10,910,218
OCP CLO Ltd. Series 2014-5A, Class A1(f) (3M USD LIBOR + 1.000%)
112,160,000	2.167	04/26/26	112,389,816
Octagon Investment Partners 24 Ltd. Series 2015-1A, Class A1R(f)
74,550,000	2.250	05/21/27	74,624,550
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(f) (3M USD LIBOR + 0.930%)
7,192,648	2.088	04/17/25	7,195,497
OFSI Fund VI Ltd. Series 2014-6A, Class A1(f) (3M USD LIBOR + 1.030%)
98,374,560	2.188	03/20/25	97,677,871

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(g) – (continued)
OFSI Fund VII Ltd. Series 2014-7A, Class A(f) (3M USD LIBOR + 1.340%)
$117,675,963	2.498%	10/18/26	$117,734,683
OFSI Fund VII Ltd. Series 2014-7A, Class AR(f)
104,050,000	2.114	10/18/26	104,526,549
OFSI Fund VII Ltd. Series 2014-7A, Class B(f) (3M USD LIBOR + 2.130%)
148,590	3.288	10/18/26	148,647
Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1(f)
25,600,000	2.060	10/15/25	25,599,846
Recette CLO Ltd. Series 2015-1A, Class AR(f)
45,100,000	0.000	10/20/27	45,100,000
TCW CLO Ltd. Series 2017-1A, Class A(f) (3M USD LIBOR + 1.280%)
19,000,000	2.714	07/29/29	19,087,305
The Bank of New York Mellon SA(b)(e)(i)
1,630,000	9.625	05/02/21	—
Trinitas CLO II Ltd. Series 2014-2A, Class A1R(f) (3M USD LIBOR + 1.180%)
46,550,000	2.339	07/15/26	46,616,380
Wasatch Ltd. Series 2006-1A, Class A1B(f) (3M USD LIBOR + 0.240%)
328,961	1.422	11/14/22	327,545
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A1(f) (3M USD LIBOR + 1.330%)
100,576,158	2.488	07/16/27	100,843,892
Zais CLO 1 Ltd. Series 2014-1A, Class A1(f) (3M USD LIBOR + 1.400%)
77,111,170	2.558	04/15/26	77,435,268

			1,269,818,009

Commercial Mortgage-Backed Securities(f)(g) – 0.1%
Invitation Homes Trust Series 2015-SFR2, Class E (1M LIBOR + 3.150%)
100,000	4.384	06/17/32	100,774
Tricon American Homes Trust Series 2015-SFR1, Class D (1M LIBOR + 2.200%)
1,920,000	3.434	05/17/32	1,926,583
Tricon American Homes Trust Series 2015-SFR1, Class E (1M LIBOR + 3.000%)
3,790,000	4.234	05/17/32	3,796,389

			5,823,746

Home Equity – 0.7%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R8, Class M2(f) (1M USD LIBOR + 0.490%)
5,440,000	1.724	10/25/35	5,367,520
Citigroup Mortgage Loan Trust Series 2007-WFH2, Class A4(f) (1M USD LIBOR + 0.350%)
250,766	1.584	03/25/37	248,527
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2(j)
31,395	3.872	12/25/35	31,681

Asset-Backed Securities – (continued)
Home Equity – (continued)
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(j)
9,006,000	3.872	12/25/35	9,148,111
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A4(f) (1M USD LIBOR + 0.140%)
1,532,438	1.374	09/25/36	1,521,131
HSI Asset Securitization Corp. Trust Series 2006-OPT1, Class 2A4(f) (1M USD LIBOR + 0.300%)
8,600,000	1.534	12/25/35	8,562,404
JPMorgan Mortgage Acquisition Trust Series 2006-CH1, Class A5(f) (1M USD LIBOR + 0.230%)
2,698,208	1.464	07/25/36	2,693,370
Lehman XS Trust Series 2007-3, Class 1BA2(f) (6M USD LIBOR + 0.500%)
260,342	1.957	03/25/37	218,718
Saxon Asset Securities Trust Series 2007-2, Class A2C(f) (1M USD LIBOR + 0.240%)
5,932,698	1.474	05/25/47	4,741,193
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1(f) (1M USD LIBOR + 0.215%)
4,783,937	1.449	03/25/37	3,861,858
Vericrest Opportunity Loan Trust XXV LLC Series 2015-NPL8, Class A1(g)(j)
4,446,563	3.500	06/26/45	4,448,046
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1(f) (1M USD LIBOR + 0.660%)
2,600,593	1.894	10/25/35	2,590,568

			43,433,127

Home Equity – 0.6%
ACE Securities Corp. Home Equity Loan Trust Series 2007- ASAP1, Class A2C(f) (1M USD LIBOR + 0.260%)
9,699,763	1.494	03/25/37	5,894,071
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D(f) (1M USD LIBOR + 0.270%)
16,641,000	1.504	05/25/36	15,191,660
Bayview Financial Mortgage Pass-Through Trust Series 2006-A, Class M3(f) (1M USD LIBOR + 0.650%)
10,095,000	1.884	02/28/41	9,678,644
GSAA Home Equity Trust Series 2007-10, Class A2A
3,694,360	6.500	11/25/37	2,804,440
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A(f) (1M USD LIBOR + 0.170%)
913,431	1.404	11/25/36	363,108
Morgan Stanley Mortgage Loan Trust Series 2007-1XS, Class 2A1(f) (1M USD LIBOR + 0.080%)
7,131,273	1.314	09/25/46	3,093,872
Securitized Asset Backed Receivables LLC Trust Series 2004-DO1, Class M1(f) (1M USD LIBOR + 0.975%)
3,788,685	2.209	07/25/34	3,790,981

			40,816,776

Student Loan(f) – 11.2%
Academic Loan Funding Trust Series 2012-1A, Class A2(g) (1M USD LIBOR + 1.100%)
46,600,000	2.334	12/27/44	46,513,166

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(f) – (continued)
	Access Group, Inc. Series 2015-1, Class A(g) (1M USD LIBOR + 0.700%)
	$29,744,251	1.934%		07/25/56	$29,780,717
	Bank of America Student Loan Trust Series 2010-1A, Class A(g) (3M USD LIBOR + 0.800%)
	121,695	1.956		02/25/43	122,289
	EFS Volunteer No. 2 LLC Series 2012-1, Class A2(g) (1M USD LIBOR + 1.350%)
	40,450,000	2.584		03/25/36	41,019,330
	EFS Volunteer No. 3 LLC Series 2012-1, Class A3(g) (1M USD LIBOR + 1.000%)
	25,300,000	2.234		04/25/33	25,299,982
	GCO Education Loan Funding Trust Series 2006-1, Class A8L (3M USD LIBOR + 0.130%)
	2,424,081	1.319		05/25/25	2,419,253
	Higher Education Funding I Series 2005-1, Class A4 (3M USD LIBOR + 0.140%)
	4,286,658	1.329		02/25/30	4,285,524
	Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
	22,700,000	2.281		07/20/43	22,677,895
	Nelnet Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.130%)
	10,841,280	1.417		06/22/26	10,837,518
	Nelnet Student Loan Trust Series 2006-1, Class A6(g) (3M USD LIBOR + 0.450%)
	40,900,000	1.636		08/23/36	39,816,682
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.950%)
	3,105,941	2.098		07/01/24	3,119,510
	Scholar Funding Trust Series 2010-A, Class A(g) (3M USD LIBOR + 0.750%)
	27,777,355	1.922		10/28/41	27,596,066
	SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
	8,800,000	1.366		06/15/29	8,751,672
	SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
	7,946,251	1.386		01/25/23	7,950,186
	SLM Student Loan Trust Series 2003-7A, Class A5A(g) (3M USD LIBOR + 1.200%)
	32,543,009	2.446		12/15/33	32,943,272
	SLM Student Loan Trust Series 2004-8A, Class A6(g) (3M USD LIBOR + 0.630%)
	20,350,000	1.786		01/25/40	20,355,983
	SLM Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.120%)
	53,513,233	1.276		01/25/27	53,319,445
	SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
	12,900,000	1.296		10/25/28	12,836,202
	SLM Student Loan Trust Series 2005-5, Class A5 (3M USD LIBOR + 0.750%)
	8,203,000	1.906		10/25/40	8,087,540

Asset-Backed Securities – (continued)
Student Loan(f) – (continued)
	SLM Student Loan Trust Series 2006-10, Class A5A (3M USD LIBOR + 0.100%)
	284,722	0.256		04/25/27	283,915
	SLM Student Loan Trust Series 2007-1, Class A5 (3M USD LIBOR + 0.090%)
	38,010,773	1.246		01/26/26	37,932,877
	SLM Student Loan Trust Series 2007-2, Class A4 (3M USD LIBOR + 0.060%)
	81,200,000	1.216		07/25/22	78,829,041
	SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
	15,830,914	1.906		04/25/23	15,802,837
	SLM Student Loan Trust Series 2008-3, Class A3 (3M USD LIBOR + 1.000%)
	17,021,417	2.156		10/25/21	17,017,496
	SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
	45,219,521	2.806		07/25/22	46,299,254
	SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
	69,828,567	2.856		07/25/23	71,835,719
	SLM Student Loan Trust Series 2008-6, Class A4 (3M USD LIBOR + 1.100%)
	22,590,000	2.256		07/25/23	22,791,722
	SLM Student Loan Trust Series 2008-8, Class A4 (3M USD LIBOR + 1.500%)
	13,600,000	2.656		04/25/23	13,919,574
	SunTrust Student Loan Trust Series 2006-1A, Class A4(g) (3M USD LIBOR + 0.190%)
	28,361,602	1.362		10/28/37	26,728,277
	Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
	6,456,671	1.286		01/26/26	6,454,639

					735,627,583

	TOTAL ASSET-BACKED SECURITIES
	(Cost $2,050,718,996)				$2,096,589,388

Foreign Debt Obligations – 24.2%
Sovereign – 24.2%
	Brazil Notas do Tesouro Nacional
BRL	73,699,000	10.000%		01/01/27	$23,705,812
	13,895,608	6.000		08/15/40	4,908,761
	5,066,890	6.000		08/15/50	1,800,649
	Dominican Republic
DOP	61,100,000	10.375		03/04/22	1,303,482
	98,700,000	14.500		02/10/23	2,426,203
	$15,330,000	6.600		01/28/24	17,169,600
	16,140,000	6.600	(g)	01/28/24	18,076,800
	9,312,000	5.875		04/18/24	10,080,240
	55,610,000	5.500	(g)	01/27/25	58,668,550
	2,784,000	8.625		04/20/27	3,358,200
DOP	30,000,000	18.500		02/04/28	890,518
	58,700,000	11.375		07/06/29	1,279,448

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Japan Treasury Discount Bill(k)
JPY	89,718,100,000	0.000%		02/13/18	$797,712,510
	Japanese Government CPI Linked Bond
	4,678,716,600	0.100		09/10/24	43,159,367
	27,532,158,652	0.100		03/10/26	254,585,302
	Perusahaan Penerbit SBSN(g)
	$1,860,000	3.400		03/29/22	1,893,871
	30,900,000	4.150		03/29/27	31,859,754
	Republic of Argentina
EUR	460,000	2.260	(j)	12/31/38	371,058
	$65,550,000	7.125	(g)	06/28/17	65,418,900
	Republic of Ecuador
	23,990,000	9.650		12/13/26	25,189,500
	10,400,000	9.625	(g)	06/02/27	10,868,000
	10,810,000	9.625		06/02/27	11,296,450
	Republic of Indonesia
EUR	2,510,000	2.625	(g)	06/14/23	3,155,689
	$23,015,000	5.875		01/15/24	26,383,245
EUR	11,900,000	2.150	(g)	07/18/24	14,468,972
	$39,150,000	3.850	(g)	07/18/27	40,271,647
	Republic of South Africa
ZAR	190,720,000	7.000		02/28/31	11,731,811
	389,245,000	8.250		03/31/32	26,280,172
	70,190,000	8.875		02/28/35	4,898,496
	79,330,000	8.500		01/31/37	5,274,967
	39,710,000	6.500		02/28/41	2,079,056
	38,960,000	8.750		01/31/44	2,599,583
	126,555,000	8.750		02/28/48	8,454,348
	Republic of Venezuela
	$120,000	6.000		12/09/20	46,200
	5,030,000	9.250		05/07/28	1,722,775
	United Mexican States
MXN	269,823,600	4.750		06/14/18	14,585,056
	352,713,800	6.500		06/10/21	19,223,472
	356,579,600	6.500		06/09/22	19,393,753
	88,039,300	8.000		12/07/23	5,137,022
	1,546,000	7.750		11/23/34	89,961
	15,377,700	8.500		11/18/38	961,374
	2,663,200	8.000		11/07/47	159,364

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $1,619,776,975)				$1,592,939,938

Structured Notes(k) – 2.1%
	Arab Republic of Egypt (Issuer Citibank NA)
	$345,115,000	0.000	%(g)	11/02/17	$19,242,948
	300,250,000	0.000		11/09/17	16,680,972
	314,550,000	0.000		02/08/18	16,744,931
	32,375,000	0.000		03/08/18	1,703,347
	418,040,000	0.000	(g)	05/03/18	21,393,937
	595,900,000	0.000	(g)	05/10/18	30,307,170
	Arab Republic of Egypt (Issuer HSBC Bank PLC)(g)
	56,000,000	0.000		06/07/18	2,827,001

Structured Notes(k) – (continued)
	Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA)(g)
	270,750,000	0.000		02/15/18	14,360,948
	212,425,000	0.000		05/17/18	10,798,411
	127,600,000	0.000		07/26/18	6,289,270

	TOTAL STRUCTURED NOTES
	(Cost $137,158,228)				$140,348,935

Municipal Debt Obligations – 1.4%
Illinois – 0.3%
	Illinois State GO Bonds Build America Series 2010(e)
	$4,470,000	7.350%		07/01/35	$5,126,375
	Illinois State GO Bonds Taxable-Pension Series 2003
	13,800,000	5.100		06/01/33	13,955,940

					19,082,315

Minnesota(e)(f) – 0.1%
	Northstar Education Finance, Inc. (Student Loan Asset Backed) Series 2007-1, Class A1
	8,347,150	1.272		04/28/30	8,295,064

Puerto Rico(e) – 0.9%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	1,655,000	6.000		07/01/38	1,253,663
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	45,000	5.250		07/01/42	32,175
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	2,695,000	5.000		07/01/33	1,926,925
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A(i)
	3,035,000	5.750		07/01/41	1,403,688
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A(i)
	1,495,000	5.500		07/01/32	689,569
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B(i)
	1,160,000	5.875		07/01/36	542,300
	3,340,000	5.750		07/01/38	1,528,050
	2,170,000	6.000		07/01/39	1,014,475
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A(i)
	1,120,000	6.000		07/01/34	501,200
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E(i)
	1,010,000	5.625		07/01/32	467,125
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A(i)
	515,000	5.500		07/01/26	240,763
	1,975,000	5.500		07/01/39	923,313
	2,115,000	5.000		07/01/41	959,681
	Puerto Rico Commonwealth GO Bonds Series 2014 A(i)
	4,300,000	8.000		07/01/35	2,085,500

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico(e) – (continued)
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A(i)
$1,960,000	5.125%		07/01/31	$916,300
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A(i)
455,000	5.000		07/01/34	209,869
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A(i)
605,000	5.250		07/01/27	281,325
Puerto Rico Commonwealth GO Unrefunded Balance Refunding for Public Improvement 2006 B(i)
670,000	5.000		07/01/35	309,038
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(k)
2,005,000	0.000		08/01/35	127,137
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(k)
5,315,000	0.000		08/01/37	302,955
4,330,000	0.000		08/01/38	231,222
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(i)
1,650,000	5.250		08/01/27	342,375
18,380,000	6.750		08/01/32	3,859,800
16,765,000	5.750		08/01/37	3,478,737
155,000	6.375		08/01/39	32,550
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
9,275,000	0.000	(k)	08/01/33	1,646,312
6,845,000	5.500	(i)	08/01/37	1,420,337
18,845,000	5.375	(i)	08/01/39	3,910,337
48,210,000	5.500	(i)	08/01/42	10,003,575
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C(i)
5,990,000	5.375		08/01/38	1,242,925
60,650,000	5.250		08/01/41	12,584,875
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1(i)
12,240,000	5.000		08/01/43	2,539,800
9,605,000	5.250		08/01/43	1,993,037
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A(i)
16,650,000	5.500		08/01/28	3,454,875

				62,455,808

Texas(e)(f) – 0.1%
Brazos Higher Education Authority, Inc. Series 2005-2, Class I-A-11
3,564,714	1.456		09/27/21	3,560,444

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $217,667,353)				$93,393,631

U.S. Treasury Obligations – 4.4%
United States Treasury Bonds
$83,800,000	2.875	%(l)	11/15/46	$84,110,063
3,140,000	3.000		05/15/47	3,231,594
United States Treasury Inflation Indexed Bonds
42,623,352	0.125	(l)	04/15/19	42,795,124
32,121,635	0.125		04/15/21	32,226,030
5,309,341	0.125	(l)	07/15/24	5,259,115
4,754,146	0.250		01/15/25	4,709,837
81,490,402	0.625		01/15/26	82,631,268
27,420,294	0.125		07/15/26	26,680,769
7,859,120	0.875		02/15/47	7,752,550

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $287,998,049)				$289,396,350

Shares	Description	Value
Common Stock(c)(d)(i) – 1.1%
Oil, Gas & Consumable Fuels – 1.1%
7,667,598	Blue Ridge Mountain Resources, Inc.
(Cost $76,509,670)		$75,142,460

Shares	Distribution Rate	Value
Investment Company(c) – 3.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
253,516,820	0.927%	$253,516,820
(Cost $253,516,820)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
(Cost $6,437,830,373)		$6,318,674,945

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(k) – 0.0%
Commercial Paper – 0.0%
Electricite de France SA
$100,000	0.000%	01/05/18	$99,583
(Cost $102,491)

TOTAL INVESTMENTS – 96.0%
(Cost $6,437,932,864)			$6,318,774,528

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.0%			261,250,134

NET ASSETS – 100.0%			$6,580,024,662

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on September 30, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an Affiliated Issuer.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $75,142,460, which represents approximately 1.1% of net assets as of September 30, 2017.

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources, Inc. (Common Stocks)	05/06/16 – 08/18/16	$76,509,670

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Variable rate security. Interest rate disclosed is that which is in effect on September 30, 2017.
(g)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,451,711,401, which represents approximately 37.3% of net assets as of September 30, 2017 and are unaudited.
(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(i)	Security is currently in default and/or non-income producing.
(j)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2017.
(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GBP	—British Pound Offered Rate
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
PI	—Private Investment
PIK	—Payment in Kind
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	245,950,000	USD	13,985,000	$14,166,811	10/05/17	$181,811
	ARS	416,450,708	USD	23,801,451	23,973,905	10/06/17	172,454
	ARS	549,048,402	USD	30,566,079	31,534,570	10/10/17	968,490
	ARS	88,429,736	USD	5,061,805	5,076,042	10/11/17	14,237
	ARS	43,429,826	USD	2,483,833	2,491,528	10/12/17	7,695
	ARS	426,656,324	USD	23,920,458	24,323,376	10/23/17	402,917
	ARS	214,680,117	USD	12,223,431	12,224,823	10/25/17	1,392
	ARS	165,209,429	USD	9,229,137	9,381,036	10/30/17	151,899
	ARS	322,678,320	USD	17,956,501	18,312,492	11/01/17	355,991
	ARS	174,091,507	USD	9,766,020	9,874,544	11/02/17	108,525
	ARS	268,920,427	USD	15,113,833	15,211,579	11/07/17	97,746
	ARS	222,205,591	USD	12,518,625	12,562,268	11/08/17	43,644
	ARS	403,846,982	USD	22,697,608	22,769,046	11/13/17	71,438
	ARS	154,966,145	USD	8,696,192	8,718,044	11/17/17	21,852
	ARS	138,689,887	USD	7,690,041	7,772,790	11/24/17	82,749
	AUD	43,334,150	USD	33,888,124	33,958,944	12/20/17	70,821
	BRL	909,755,255	USD	286,376,201	287,119,077	10/03/17	742,877
	BRL	614,927,028	USD	191,811,599	193,237,466	11/03/17	1,425,867
	CAD	6,624,155	AUD	6,704,000	5,311,662	12/20/17	58,050
	CAD	7,176,434	USD	5,753,690	5,754,513	12/20/17	823
	CHF	79,320,871	EUR	68,929,326	82,373,922	12/20/17	530,045
	CNH	341,556,348	USD	51,005,728	51,137,059	12/20/17	131,331
	CZK	403,850,754	EUR	15,003,000	18,373,968	10/03/17	639,024
	CZK	758,003,333	EUR	28,389,000	34,553,567	11/09/17	928,820
	CZK	1,694,828,967	EUR	63,355,855	77,309,494	11/21/17	2,220,088
	CZK	849,614,051	EUR	32,175,491	38,757,202	11/22/17	620,715
	CZK	4,929,211,038	EUR	189,438,856	225,473,172	12/20/17	541,179
	CZK	1,313,013,660	EUR	49,247,624	60,139,920	01/03/18	1,616,031
	EUR	11,382,000	CHF	12,991,984	13,514,524	12/20/17	22,480
	EUR	5,861,201	GBP	5,172,158	6,959,352	12/20/17	11,028
	EUR	11,295,000	HUF	3,502,091,669	13,411,224	12/20/17	77,329
	EUR	45,311,000	NOK	422,338,926	53,800,438	12/20/17	672,369
	EUR	16,117,943	PLN	69,225,003	19,137,790	12/20/17	162,384
	EUR	29,161,000	SEK	277,244,927	34,624,586	12/20/17	418,846
	EUR	427,244,298	USD	503,658,686	505,291,638	10/12/17	1,632,951
	EUR	97,566,191	USD	115,383,052	115,846,126	12/20/17	463,075
	GBP	43,012,760	EUR	48,037,055	57,783,730	12/20/17	746,486
	GBP	9,932,000	JPY	1,492,531,300	13,342,738	12/20/17	24,177
	GBP	479,063,610	USD	642,302,140	642,867,516	11/16/17	565,376
	GBP	34,444,030	USD	45,879,283	46,272,421	12/20/17	393,138
	HKD	289,473,734	USD	37,050,456	37,059,611	10/03/17	9,155
	HKD	429,182,575	USD	55,117,000	55,163,233	03/27/18	46,233
	IDR	369,330,310,627	USD	27,165,682	27,342,881	11/02/17	177,199
	IDR	570,081,593,104	USD	41,764,219	41,980,014	12/20/17	215,795
	IDR	440,459,575,585	USD	32,185,574	32,430,968	12/21/17	245,395
	INR	525,191,411	USD	7,994,000	8,000,966	11/03/17	6,966
	INR	2,116,159,197	USD	31,931,422	31,991,925	01/12/18	60,503
	JPY	1,509,348,906	EUR	11,252,000	13,468,633	12/20/17	108,466

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	JPY	14,638,929,809	USD	130,579,615	$130,630,085	12/20/17	$50,469
	KRW	13,365,250,348	USD	11,672,708	11,673,550	10/12/17	842
	KRW	2,867,432,756	USD	2,504,221	2,504,674	10/25/17	454
	NZD	36,269,159	USD	26,126,071	26,155,750	12/20/17	29,679
	PHP	1,689,503,810	USD	32,935,534	33,211,345	10/05/17	275,811
	PHP	813,931,348	USD	15,884,594	15,987,515	10/10/17	102,921
	PHP	741,938,360	USD	14,527,871	14,564,449	10/19/17	36,578
	PHP	2,653,436,491	USD	51,733,993	51,991,467	11/14/17	257,474
	PLN	49,083,830	EUR	11,331,000	13,454,469	12/20/17	500
	PLN	36,573,363	HUF	2,622,916,702	10,025,199	12/20/17	38,683
	RUB	4,448,732,770	USD	75,702,000	76,143,119	12/14/17	441,119
	SEK	305,691,649	EUR	31,680,963	37,715,419	12/20/17	98,733
	SGD	7,230,600	USD	5,329,000	5,335,370	12/20/17	6,370
	TRY	97,502,860	USD	26,616,491	26,726,146	12/20/17	109,655
	TWD	908,651,218	USD	29,761,594	29,928,730	10/20/17	167,137
	TWD	529,609,669	USD	17,424,335	17,449,209	10/26/17	24,875
	USD	14,175,792	ARS	245,950,000	14,166,811	10/05/17	8,982
	USD	113,834,026	AUD	142,220,000	111,503,017	11/08/17	2,331,009
	USD	312,954,122	AUD	391,425,088	306,741,515	12/20/17	6,212,609
	USD	54,383,000	BRL	170,993,761	53,965,691	10/03/17	417,309
	USD	6,263,222	BRL	19,920,178	6,259,807	11/03/17	3,415
	USD	160,020,974	BRL	511,187,000	159,974,234	12/04/17	46,739
	USD	108,153,973	CAD	131,634,201	105,523,642	11/06/17	2,630,331
	USD	162,818,957	CAD	200,869,266	161,069,519	12/20/17	1,749,436
	USD	14,818,120	CHF	14,249,000	14,732,554	10/18/17	85,565
	USD	13,461,000	CHF	12,885,273	13,381,226	12/20/17	79,774
	USD	13,779,000	CLP	8,513,672,067	13,298,850	10/12/17	480,150
	USD	13,571,273	CLP	8,492,685,609	13,264,806	10/16/17	306,467
	USD	85,412,403	CNH	567,805,181	85,010,531	12/20/17	401,872
	USD	6,205,473	CNY	41,361,963	6,205,411	11/10/17	62
	USD	13,461,000	COP	39,354,714,210	13,355,995	10/25/17	105,005
	USD	539,987,339	EUR	449,876,110	534,164,593	12/20/17	5,822,743
	USD	65,065,874	GBP	48,187,738	64,735,844	12/20/17	330,030
	USD	72,871,378	HKD	564,578,285	72,279,621	10/03/17	591,757
	USD	92,822,489	HKD	721,291,028	92,359,988	10/10/17	462,500
	USD	193,739,810	HKD	1,498,773,935	192,638,797	03/27/18	1,101,014
	USD	61,843,000	HKD	479,046,082	61,618,707	05/11/18	224,293
	USD	37,562,000	HKD	291,393,334	37,546,333	09/19/18	15,667
	USD	24,312,649	IDR	321,512,174,042	23,849,244	10/10/17	463,406
	USD	31,196,779	IDR	419,253,519,000	31,083,296	10/16/17	113,484
	USD	41,085,000	IDR	545,946,518,700	40,469,222	10/18/17	615,778
	USD	13,545,926	INR	885,226,280	13,537,344	10/05/17	8,582
	USD	37,116,930	INR	2,377,079,531	36,321,187	10/10/17	795,743
	USD	114,542,720	INR	7,359,644,206	112,334,136	10/18/17	2,208,584
	USD	26,631,347	INR	1,729,805,688	26,378,430	10/25/17	252,917
	USD	302,780,760	JPY	32,892,133,692	292,677,628	10/25/17	10,103,132
	USD	1,073,857,269	JPY	118,172,368,278	1,052,214,649	11/10/17	21,642,621
	USD	64,365,523	JPY	7,094,228,918	63,305,155	12/20/17	1,060,368
	USD	45,131,808	KRW	51,472,827,209	44,945,182	10/02/17	186,627
	USD	84,777,277	KRW	96,742,980,230	84,496,819	10/10/17	280,457
	USD	55,965,992	KRW	63,291,386,802	55,280,309	10/12/17	685,683
	USD	18,712,605	KRW	21,205,322,804	18,522,641	10/25/17	189,964

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	110,691,285	KRW	126,283,542,093	$110,323,420	11/10/17	$367,864
	USD	77,568,914	MXN	1,388,592,423	76,175,327	10/06/17	1,393,586
	USD	107,403,546	MXN	1,939,091,654	105,111,308	12/20/17	2,292,237
	USD	32,715,624	NOK	255,105,643	32,044,263	10/19/17	671,362
	USD	79,321,799	NZD	108,536,000	78,333,987	11/08/17	987,812
	USD	76,408,119	NZD	105,174,000	75,846,942	12/20/17	561,178
	USD	12,223,033	PHP	621,646,695	12,210,595	10/10/17	12,438
	USD	26,858,000	PHP	1,363,156,014	26,746,334	10/26/17	111,666
	USD	5,329,000	PHP	271,216,258	5,319,217	11/02/17	9,783
	USD	12,237,666	PLN	44,069,302	12,076,625	10/18/17	161,040
	USD	49,676,975	RUB	2,890,212,994	49,467,982	12/14/17	208,993
	USD	189,933,605	SEK	1,510,105,115	185,605,059	10/19/17	4,328,546
	USD	84,404,894	SGD	113,379,804	83,661,549	12/20/17	743,345
	USD	13,350,000	THB	444,856,310	13,339,950	10/11/17	10,050
	USD	109,487,735	TRY	393,472,828	107,853,373	12/20/17	1,634,362
	USD	36,377,263	TWD	1,086,593,673	35,813,898	10/02/17	563,365
	USD	5,476,000	TWD	164,197,860	5,408,005	10/19/17	67,995
	USD	253,399,322	TWD	7,634,578,737	251,464,196	10/20/17	1,935,125
	USD	71,805,217	TWD	2,163,420,785	71,268,309	10/23/17	536,908
	USD	49,321,328	TWD	1,489,750,698	49,083,264	10/26/17	238,063
	USD	6,438,510	TWD	195,157,668	6,431,190	10/31/17	7,320
	USD	159,972,171	TWD	4,781,039,077	157,640,926	11/10/17	2,331,245
	USD	34,155,392	ZAR	459,311,465	33,678,552	11/14/17	476,840
	USD	6,206,326	ZAR	85,053,419	6,200,750	12/20/17	5,576
	ZAR	551,323,494	USD	40,050,000	40,193,791	12/20/17	143,784
TOTAL							$101,723,720

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	ARS	245,950,000	USD	13,962,532	$13,942,744	11/03/17	$(19,788)
	ARS	623,914,473	USD	35,428,461	35,023,828	11/21/17	(404,633)
	AUD	17,099,000	NZD	18,811,807	13,399,686	12/20/17	(166,577)
	AUD	143,476,141	USD	114,839,451	112,487,854	11/08/17	(2,351,597)
	AUD	249,118,820	USD	197,572,655	195,222,753	12/20/17	(2,349,899)
	BRL	448,155,611	USD	142,820,875	141,438,068	10/03/17	(1,382,808)
	BRL	391,385,135	USD	123,422,710	122,990,645	11/03/17	(432,066)
	BRL	103,582,216	USD	32,420,099	32,415,702	12/04/17	(4,396)
	CAD	179,645,194	USD	147,601,014	144,011,321	11/06/17	(3,589,693)
	CAD	260,202,699	USD	212,869,812	208,646,777	12/20/17	(4,223,034)
	CHF	14,965,575	USD	15,563,316	15,473,448	10/18/17	(89,868)
	CNH	734,883,856	USD	111,289,706	110,025,181	12/20/17	(1,264,525)
	CNY	178,867,246	USD	27,116,550	26,866,318	10/26/17	(250,231)
	CNY	248,223,994	USD	37,453,639	37,150,568	12/14/17	(303,072)
	COP	70,362,618,475	USD	24,190,401	23,879,294	10/25/17	(311,107)
	EUR	67,356,048	CHF	77,444,398	79,975,831	12/20/17	(449,394)
	EUR	15,520,782	CZK	403,850,754	18,347,011	10/03/17	(26,956)
	EUR	79,747,861	GBP	71,048,898	94,689,366	12/20/17	(758,365)

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	EUR	14,807,777	USD	17,857,882	$17,512,804	10/12/17	$(345,078)
	EUR	90,451,314	USD	108,488,484	107,398,211	12/20/17	(1,090,271)
	GBP	101,327,873	EUR	114,725,000	136,124,780	12/20/17	(95,018)
	GBP	135,921,551	USD	184,864,854	182,598,239	12/20/17	(2,266,617)
	HKD	275,104,551	USD	35,222,399	35,220,010	10/03/17	(2,390)
	HKD	197,964,173	USD	25,476,703	25,444,518	03/27/18	(32,185)
	HUF	3,540,813,696	EUR	11,368,000	13,481,325	12/20/17	(16,576)
	HUF	17,956,077,868	USD	70,707,139	68,366,129	12/20/17	(2,341,009)
	IDR	1,010,541,168,689	USD	75,559,557	74,993,380	10/05/17	(566,177)
	IDR	571,439,950,180	USD	42,826,062	42,388,475	10/10/17	(437,588)
	IDR	752,925,087,174	USD	56,128,187	55,821,578	10/16/17	(306,608)
	IDR	303,558,818,389	USD	22,757,700	22,486,164	10/26/17	(271,536)
	IDR	360,125,061,000	USD	26,700,000	26,667,041	10/31/17	(32,959)
	IDR	648,982,051,273	USD	48,179,811	47,975,254	11/16/17	(204,557)
	INR	3,001,385,477	USD	46,818,474	45,898,759	10/05/17	(919,714)
	INR	4,396,152,351	USD	68,348,064	67,172,119	10/10/17	(1,175,945)
	INR	9,488,367,862	USD	147,100,108	144,825,970	10/18/17	(2,274,138)
	INR	5,762,064,812	USD	88,470,211	87,867,802	10/25/17	(602,409)
	INR	5,489,553,700	USD	84,251,356	83,701,082	10/26/17	(550,274)
	INR	885,226,280	USD	13,495,332	13,485,874	11/03/17	(9,457)
	JPY	1,494,563,863	EUR	11,320,824	13,336,699	12/20/17	(105,187)
	JPY	785,786,823	GBP	5,383,429	7,011,947	12/20/17	(220,200)
	JPY	28,401,006,636	USD	258,784,999	252,884,457	11/10/17	(5,900,541)
	JPY	14,619,439,053	USD	132,820,034	130,456,158	12/20/17	(2,363,876)
	KRW	51,472,827,209	USD	45,792,555	44,945,181	10/02/17	(847,373)
	KRW	96,742,980,230	USD	85,829,983	84,496,819	10/10/17	(1,333,164)
	KRW	49,926,136,454	USD	44,185,728	43,606,758	10/12/17	(578,970)
	KRW	77,844,234,586	USD	68,562,401	67,996,171	10/25/17	(566,230)
	KRW	57,822,243,091	USD	51,110,728	50,514,481	11/10/17	(596,247)
	KRW	135,729,935,927	USD	119,041,793	118,592,526	11/22/17	(449,268)
	MXN	3,847,230,411	USD	213,173,527	208,544,769	12/20/17	(4,628,758)
	NOK	1,396,698,497	EUR	149,036,464	175,697,502	12/20/17	(1,262,334)
	NOK	67,461,592	GBP	6,358,602	8,486,322	12/20/17	(55,882)
	NOK	281,595,000	USD	36,112,711	35,371,637	10/19/17	(741,074)
	NOK	98,778,551	USD	12,648,564	12,425,834	12/20/17	(222,729)
	NZD	18,522,835	EUR	11,293,000	13,357,868	12/20/17	(50,981)
	NZD	114,489,497	USD	83,672,817	82,630,821	11/08/17	(1,041,996)
	NZD	222,730,872	USD	161,886,628	160,623,877	12/20/17	(1,262,751)
	PEN	45,412,707	USD	13,985,000	13,908,611	10/05/17	(76,389)
	PEN	89,391,174	USD	27,592,000	27,373,438	10/10/17	(218,562)
	PEN	92,142,432	USD	28,247,220	28,130,570	12/14/17	(116,650)
	PLN	966,205,688	EUR	226,166,273	264,848,609	12/20/17	(3,692,024)
	PLN	487,860,532	USD	137,410,912	133,728,444	12/20/17	(3,682,467)
	RUB	12,182,993,626	USD	209,158,735	208,520,309	12/14/17	(638,427)
	SEK	4,355,120,344	EUR	456,242,007	537,323,123	12/20/17	(4,400,077)
	SEK	1,478,272,000	USD	185,929,792	181,692,492	10/19/17	(4,237,300)
	SEK	85,239,604	USD	10,685,255	10,516,635	12/20/17	(168,620)
	SGD	95,363,571	USD	70,879,356	70,367,595	12/20/17	(511,761)
	THB	455,643,972	USD	13,779,000	13,663,441	10/11/17	(115,559)
	TRY	481,176,920	USD	136,112,967	131,893,615	12/20/17	(4,219,353)
	TWD	1,481,215,029	USD	49,281,842	48,820,535	10/02/17	(461,307)
	TWD	415,137,465	USD	13,831,000	13,672,028	10/05/17	(158,972)

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	TWD	3,442,684,695	USD	113,939,082	$113,393,543	10/20/17	$(545,538)
	TWD	659,508,498	USD	21,912,463	21,725,803	10/23/17	(186,659)
	TWD	1,229,723,383	USD	40,628,058	40,516,067	10/26/17	(111,992)
	USD	18,669,097	AUD	23,913,000	18,739,498	12/20/17	(70,401)
	USD	364,589,904	BRL	1,186,917,103	374,591,454	10/03/17	(10,001,551)
	USD	13,350,000	BRL	42,760,184	13,437,155	11/03/17	(87,155)
	USD	13,461,000	CHF	13,011,133	13,511,931	12/20/17	(50,931)
	USD	5,856,376	CNH	39,223,080	5,872,392	12/20/17	(16,016)
	USD	28,053,208	CNY	187,562,346	28,139,417	11/10/17	(86,209)
	USD	10,680,000	COP	31,536,939,960	10,695,510	10/31/17	(15,510)
	USD	592,821,332	EUR	502,893,000	594,759,553	10/12/17	(1,938,221)
	USD	51,590,711	EUR	43,548,528	51,707,750	12/20/17	(117,040)
	USD	642,122,140	GBP	478,929,356	642,687,357	11/16/17	(565,217)
	USD	87,387,073	GBP	65,678,854	88,233,566	12/20/17	(846,493)
	USD	74,656,452	IDR	1,010,541,168,689	74,993,381	10/05/17	(336,929)
	USD	32,312,707	INR	2,116,159,197	32,361,416	10/05/17	(48,708)
	USD	13,397,000	INR	879,586,734	13,411,357	10/26/17	(14,357)
	USD	34,513,013	INR	2,278,356,917	34,709,358	11/03/17	(196,345)
	USD	64,666,314	JPY	7,271,882,902	64,890,446	12/20/17	(224,132)
	USD	65,433,208	KRW	75,151,060,231	65,653,227	11/10/17	(220,019)
	USD	11,677,399	KRW	13,365,250,348	11,677,739	11/22/17	(340)
	USD	26,154,911	NZD	36,434,739	26,275,158	12/20/17	(120,247)
	USD	13,460,000	PHP	689,308,809	13,531,317	10/19/17	(71,317)
	USD	13,458,000	PHP	687,777,819	13,500,341	10/20/17	(42,341)
	USD	13,350,000	PHP	682,365,759	13,388,624	10/26/17	(38,624)
	USD	91,179,661	RUB	5,369,212,855	91,897,766	12/14/17	(718,106)
	USD	66,449,943	SGD	90,498,884	66,778,002	12/20/17	(328,058)
	USD	8,010,000	TRY	29,226,007	8,011,032	12/20/17	(1,032)
	USD	13,006,637	TWD	394,621,357	13,006,637	10/02/17	—
	USD	13,642,375	TWD	415,137,465	13,672,028	10/05/17	(29,653)
	USD	24,240,420	TWD	740,229,715	24,381,341	10/20/17	(140,921)
	USD	28,053,208	TWD	853,473,966	28,125,223	10/31/17	(72,015)
	ZAR	1,922,798,565	USD	145,078,981	140,180,065	12/20/17	(4,898,916)
TOTAL							$(98,984,537)
FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year German Euro-Bund	810	12/07/17	$154,141,202	$(976,585)
10 Year U.S. Treasury Notes	16,930	12/19/17	2,121,540,625	(22,958,330)
TOTAL				$(23,934,915)

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Eurodollars	(5,860)	12/17/18	$(1,437,677,750)	$(524,939)
Italian 10 Year Government Bonds	(926)	12/07/17	(147,705,589)	292,497
Japan 10 Year Government Bonds	(129)	12/13/17	(172,363,031)	830,746
2 Year U.S. Treasury Notes	(1,813)	12/29/17	(391,069,767)	1,138,483
5 Year U.S. Treasury Notes	(35,881)	12/29/17	(4,216,017,500)	27,768,472
20 Year U.S. Treasury Bonds	(4,791)	12/19/17	(732,124,688)	10,121,911
Ultra 10 Year U.S. Treasury Notes	(163)	12/19/17	(21,895,484)	256,458
Ultra Long U.S. Treasury Bonds	(732)	12/19/17	(120,871,500)	2,088,651
TOTAL				$41,972,279
TOTAL FUTURES CONTRACTS				$18,037,364

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)*
1M BID Avg(a)	11.935%	CS International (London)	01/02/18	BRL	36,980	$(143,896)
1M BID Avg(b)	11.900	Deutsche Bank AG	01/02/18		40	(168)
11.980%(b)	1M BID Avg	MS & Co. Int. PLC	01/04/21		63,100	(1,146,191)
TOTAL						$(1,290,255)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made annually.
(b)	Payments made monthly.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M CDOR(a)	0.833%	10/25/17	CAD	3,600,300		$(691,148)	$5,402	$(696,550)
6M GBP(b)	0.297	12/14/17	GBP	10,901,620	(c)	(1,253,527)	54,898	(1,308,425)
3M STIBOR(d)	0.050(b)	06/15/18	SEK	9,855,220		2,384,712	1,862,234	522,478
3M STIBOR(d)	0.330(b)	09/15/18		4,356,760		436,911	92,651	344,260
0.330%(b)	3M STIBOR(d)	09/15/18		4,356,760		22,029	(5,037)	27,066
6M CHFOR	0.554	03/29/19	CHF	1,500,680	(c)	10,693	(15,629,746)	15,640,439
1.826	3M LIBOR	05/11/19		$1,045,730	(c)	(222,427)	(460,805)	238,378
6M WIBOR(e)	3.048(b)	06/17/19	PLN	285,790		1,734,871	675,448	1,059,423
3.045(b)	6M WIBOR(e)	06/17/19		285,790		(1,729,165)	218	(1,729,383)
3M STIBOR(d)	0.100(b)	06/29/19	SEK	5,775,130	(c)	38,218	(6,884,380)	6,922,598
3M NIBOR(e)	1.000(b)	09/20/19	NOK	2,023,480		(376,998)	(554,665)	177,667
6M CDOR(e)	1.250	12/20/19	CAD	902,940	(c)	(10,338,057)	(10,709,349)	371,292
2.000(e)	3M LIBOR(b)	12/20/19		$722,390	(c)	(2,793,626)	(4,441,116)	1,647,490
6M GBP(a)	3.370%	07/15/22	GBP	98,240		(523,285)	5,153	(528,438)
6M CDOR(e)	2.028	07/18/22	CAD	806,840	(c)	(4,477,760)	(1,774,821)	(2,702,939)
Mexico IB TIIE 28D(f)	6.750	12/14/22	MXN	1,618,400	(c)	(130,067)	9,088	(139,155)
6M EURO(e)	0.250(b)	12/20/22	EUR	323,410	(c)	(1,071,223)	12,756	(1,083,979)
3M STIBOR(d)	0.500(b)	12/20/22	SEK	3,110,200	(c)	(783,918)	273,941	(1,057,859)

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M CDOR(e)	1.750%	12/20/22	CAD	351,680	(c)	$(5,681,757)	$(5,837,277)	$155,520
2.250%(e)	3M LIBOR(d)	12/20/22		$441,000	(c)	(4,214,020)	(7,231,924)	3,017,904
2.500(e)	6M AUDOR	12/20/22	AUD	313,340	(c)	1,828,264	(416,346)	2,244,610
0.250(b)	6M EURO(d)	12/20/22	EUR	14,930	(c)	49,452	41,303	8,149
2.142(e)	3M LIBOR(d)	07/03/23		$229,890	(c)	(10,000)	386,607	(396,607)
3M LIBOR(d)	2.065(e)	08/06/23		583,060	(c)	(2,503,018)	284,339	(2,787,357)
0.500(b)	6M EURO(e)	12/20/24	EUR	20,100	(c)	144,989	(46,098)	191,087
6M EURO(e)	1.330(b)	01/12/27		272,180	(c)	(1,560,001)	(3,659,072)	2,099,071
6M GBP(e)	1.600(b)	03/16/27	GBP	523,940	(c)	(3,583,834)	(28,468,945)	24,885,111
6M EURO(e)	1.750	06/15/27	EUR	185,870	(c)	2,350,487	(8,504,160)	10,854,647
6M GBP(b)	3.336	06/15/27	GBP	50,240		(465,213)	(44,175)	(421,038)
6M EURO(b)	1.428	08/15/27	EUR	106,640		(279,574)	(403,378)	123,804
3.352(a)	6M GBP	08/15/27	GBP	53,270		499,510	(15,418)	514,928
3M LIBOR(d)	2.400(e)	08/31/27		$143,750	(c)	(1,120,014)	(164,587)	(955,427)
1.500(b)	6M EURO(e)	08/31/27	EUR	125,840	(c)	532,424	(210,573)	742,997
3.340(a)	6M GBP	09/15/27	GBP	86,350		509,679	87,735	421,944
6M CDOR(e)	2.500	09/21/27	CAD	276,140	(c)	(1,841,258)	(795,300)	(1,045,958)
2.500(e)	3M LIBOR(d)	09/21/27		$222,490	(c)	836,918	(77,801)	914,719
6M EURO(e)	1.000(b)	12/20/27	EUR	353,130	(c)	1,701,261	6,375,992	(4,674,731)
6M CDOR(e)	2.000	12/20/27	CAD	386,180	(c)	(12,123,685)	(10,061,741)	(2,061,944)
2.500(e)	3M LIBOR(d)	12/20/27		$183,300	(c)	(3,109,428)	(6,636,095)	3,526,667
1.250(e)	6M GBP	12/20/27	GBP	190,020	(c)	5,027,961	(3,726,886)	8,754,847
0.250(e)	6M JYOR	12/20/27	JPY	20,002,210	(c)	942,064	517,278	424,786
6M CHFOR(e)	1.000(b)	12/21/27	CHF	56,510	(c)	505,978	937,091	(431,113)
6M GBP(e)	2.000	12/21/27	GBP	39,260	(c)	520,150	544,875	(24,725)
6M CDOR(e)	2.500	12/21/27	CAD	347,540	(c)	(2,641,722)	(1,749,733)	(891,989)
2.750(e)	3M LIBOR(d)	12/21/27		$357,520	(c)	(2,225,919)	(3,004,735)	778,816
4.000(e)	3M NZDOR	12/21/27	NZD	85,150	(c)	(259,392)	(601,148)	341,756
3M LIBOR(d)	2.378(e)	07/03/28		$881,020	(c)	(108,894)	(1,322,951)	1,214,057
2.346(e)	3M LIBOR(d)	08/06/28		327,060	(c)	1,261,209	(362,686)	1,623,895
1.940(e)	6M GBP	01/11/32	GBP	221,930	(c)	724,730	(103,094)	827,824
6M EURO(b)	1.600	08/15/32	EUR	50,420		(294,349)	(52,253)	(242,096)
6M GBP(a)	3.461	08/15/32	GBP	48,330		(486,171)	22,029	(508,200)
6M GBP(a)	3.460	09/15/32		78,230		(300,368)	54,674	(355,042)
1.500(e)	6M GBP	12/20/32		121,450	(c)	2,788,177	(3,753,481)	6,541,658
1.750(e)	6M GBP	03/17/37		378,290	(c)	8,337,122	(17,900,226)	26,237,348
6M EURO(e)	2.000(b)	06/16/37	EUR	55,350	(c)	(1,037,775)	(24,368)	(1,013,407)
2.750(e)	3M LIBOR(d)	06/16/37		$94,830	(c)	104,066	(148,010)	252,076
6M GBP(a)	3.507	08/15/42	GBP	19,590		(365,511)	10,051	(375,562)
6M GBP(a)	3.510	09/15/42		63,500		(616,181)	(114,892)	(501,289)
2.500(e)	3M LIBOR(d)	06/17/47		$91,860	(c)	728,717	181,701	547,016
3.450(a)	6M GBP	09/15/47	GBP	57,990		768,936	360,445	408,491
1.500(e)	6M GBP	12/20/47		39,560	(c)	2,142,791	(811,573)	2,954,364
2.560(e)	3M LIBOR(d)	07/03/48		$364,460	(c)	546,654	1,210,743	(664,089)
2.540(e)	6M CDOR	07/18/48	CAD	118,400	(c)	3,001,320	(111,039)	3,112,359
3.380(a)	6M GBP	08/15/52	GBP	16,330		554,269	33,085	521,184
TOTAL						$(28,184,723)	$(132,780,147)	$104,595,424

(a)	Payments made at maturity.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(d)	Payments made quarterly.
(e)	Payments made semi-annually.
(f)	Payments made monthly.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index(a)	Financing Rate Paid by the Fund	Credit Spread at September 30, 2017(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 4.250% 10/28/17	1.000%	0.191%	BoA Securities LLC	03/20/19	13,180	$(160,553)	$(7,309)	$(153,244)
People’s Republic of China, 4.250% 10/28/17	1.000	0.191	Barclays Bank PLC	03/20/19	98,670	(1,201,953)	(97,027)	(1,104,926)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.442	Barclays Bank PLC	06/20/21	10,330	(211,399)	34,829	(246,228)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.442	Citibank NA	06/20/21	2,060	(42,157)	14,916	(57,073)
People’s Republic of China, 4.250% 10/28/17	1.000	0.191	Citibank NA	03/20/19	518,290	(6,313,576)	(754,185)	(5,559,391)
People’s Republic of China, 4.250% 10/28/17	1.000	0.207	Citibank NA	06/20/19	1,072,530	(14,913,697)	(1,978,108)	(12,935,589)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.442	Deutsche Bank AG	06/20/21	11,160	(228,383)	31,496	(259,879)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.442	JPMorgan Securities, Inc.	06/20/21	3,640	(74,491)	14,078	(88,569)
People’s Republic of China, 4.250% 10/28/17	1.000	0.191	JPMorgan Securities, Inc.	03/20/19	66,660	(812,024)	(92,032)	(719,992)
People’s Republic of China, 4.250% 10/28/17	1.000	0.207	JPMorgan Securities, Inc.	06/20/19	24,020	(334,002)	(48,424)	(285,578)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.442	UBS AG (London)	06/20/21	5,910	(120,945)	22,174	(143,119)
TOTAL						$(24,413,180)	$(2,859,592)	$(21,553,588)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a Fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index(a)	Financing Rate Paid by the Fund	Credit Spread at September 30, 2017(b)	Termination Date	Notional Amount	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.EM Index 28	1.000%	1.853%	12/20/22	$699,210	$28,001,563	$29,198,742	$(1,197,179)
Markit iTraxx Europe Index 27	1.000	0.480	06/20/22	581,480	(17,010,320)	(14,675,733)	(2,334,587)
CDX.NA.IG Index 28	1.000	0.529	06/20/22	722,960	(15,504,020)	(13,748,035)	(1,755,985)
CDX.NA.HY Index 29	1.000	3.253	12/20/22	681,800	(54,353,338)	(50,393,438)	(3,959,900)
CDX.EM Index 27	1.000	1.723	06/20/22	642,355	19,954,952	24,725,668	(4,770,716)
TOTAL					$(38,911,163)	$(24,892,796)	$(14,018,367)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund#	Counterparty	Termination Date	Notional Amount	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Markit MBX Fannie-Mae Index, 30Y Fixed Rate, 6.500%, Series 67	1M LIBOR	CS International (London)	01/12/38	$17,951	$109,676	$26,964	$82,712
Markit MBX Ginnie-Mae Index, 30Y Fixed Rate, 4.500%, Series 10	1M LIBOR	JPMorgan Securities, Inc.	01/12/41	18,076	(66,931)	50,441	(117,372)
TOTAL					$42,745	$77,405	$(34,660)

#	The Fund pays/receives monthly coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

PURCHASED OPTIONS CONTRACTS — At September 30, 2017 the Fund had following options contracts:

PURCHASED OPTIONS ON INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Calls:
5Y IRS	BoA Securities LLC	2.018%	01/29/18	80,200,000	$80,200,000	$605,510	$657,640	$(52,130)
10Y IRS	Citibank NA	2.273	01/22/18	45,800,000	45,800,000	673,892	745,395	(71,503)
10Y IRS	Citibank NA	2.539	01/24/18	29,800,000	29,800,000	155,940	572,160	(416,220)
10Y IRS	JPMorgan Securities, Inc.	2.048	01/24/18	29,800,000	29,800,000	857,626	561,730	295,896

Puts:
5Y IRS	BoA Securities LLC	2.018	01/29/18	80,200,000	80,200,000	409,493	657,640	(248,147)
10Y IRS	Citibank NA	2.539	01/24/18	29,800,000	29,800,000	720,692	572,160	148,532
10Y IRS	Citibank NA	2.273	01/22/18	45,800,000	45,800,000	457,217	745,395	(288,178)
10Y IRS	JPMorgan Securities, Inc.	0.700	10/23/17	145,460,000	145,460,000	11,433	907,810	(896,377)
10Y IRS	JPMorgan Securities, Inc.	2.048	01/24/18	29,800,000	29,800,000	117,347	561,730	(444,383)
TOTAL PURCHASED OPTIONS CONTRACTS						$5,859,075	$7,305,251	$(1,446,176)

PURCHASED OPTIONS ON FUTURES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Eurodollar	MS & Co. LLC	$98.00	06/15/18	4,774	$11,935,000	$1,849,925	$1,323,591	$526,334

Abbreviation:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BoA Securities LLC	—Bank of America Securities LLC
CDX.EM Index 27	—CDX Emerging Markets Index 27
CDX.EM Index 28	—CDX Emerging Markets Index 28
CDX.NA.HY Index 29	—CDX North America High Yield Index 29
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CS International (London)	—Credit Suisse International (London)
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
MS & Co. LLC	—Morgan Stanley & Co. LLC

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2017 (Unaudited)

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $641,380,987, $1,016,591,823, $748,263,557 and $6,107,906,374)	$646,418,145	$1,032,435,958	$759,145,267	$5,990,115,248
Investments of affiliated issuers, at value (cost $24,781,528, $3,949, $15,556,003 and $330,026,490)	24,781,528	3,949	15,556,003	328,659,280
Purchased options (cost $891,544, $0, $704,215 and $7,305,251)	709,588	46,888	560,147	5,859,075
Cash	9,334,943	13,540,526	11,370,079	115,945,325
Foreign currencies, at value (cost $94,855, $36,354, $192,419 and $83,252)	92,276	33,733	188,844	34,062
Unrealized gain on swap contracts	13,710	—	—	82,712
Unrealized gain on forward foreign currency exchange contracts	2,222,864	967,131	9,754,643	101,723,720
Variation margin on futures contracts	—	—	146,088	—
Variation margin on swap contracts	61,199	49,790	86,807	5,595,082
Receivables:
Investments sold	35,047,117	8,710,711	50,431,411	785,256,658
Due from broker — upfront payment	33,044,678	21,994,160	34,460,402	—
Collateral on certain derivative contracts(a)	12,173,611	1,618,257	13,140,209	383,654,640
Investments sold on an extended-settlement basis	8,394,437	19,641,390	10,538,187	69,093
Interest and dividends	3,430,545	5,859,380	3,923,250	39,950,229
Fund shares sold	990,335	735,504	627,739	4,727,359
Upfront payments made on swap contracts	55,443	—	29,796	194,898
Reimbursement from investment adviser	54,754	39,122	54,798	—
Due from broker	—	6,719	—	—
Other assets	625	1,267	1,088	172,157
Total assets	$776,825,798	1,105,684,485	910,014,758	7,762,039,538

Liabilities:
Forward sale contracts, at value (proceeds received $6,284,766, $16,500,313, $8,428,516 and $0)	6,267,969	16,411,094	8,423,750	—
Unrealized loss on swap contracts	375,976	—	507,298	22,961,214
Unrealized loss on forward foreign currency exchange contracts	2,946,016	1,338,474	4,996,293	98,984,537
Variation margin on futures contracts	222,844	192,610	—	4,720,377
Payables:
Investments purchased on an extended — settlement basis	72,270,784	56,464,045	7,816,765	256,313,892
Investments purchased	34,294,462	15,337,699	43,488,995	772,149,411
Due to broker — upfront payment	33,099,369	22,026,737	34,514,299	6,137,513
Fund shares redeemed	842,996	1,411,080	2,194,466	12,875,067
Management fees	206,673	329,720	435,240	2,863,958
Distribution and Service fees and Transfer Agency fees	99,626	66,471	54,292	636,999
Income distribution	66,565	32,371	22,363	24
Upfront payments received on swap contracts	27,813	—	—	2,977,085
Collateral on certain derivative contracts(b)	250,000	—	—	649,362
Accrued expenses	119,946	111,037	126,911	745,437
Total liabilities	151,091,039	113,721,338	102,580,672	1,182,014,876

Net Assets:
Paid-in capital	628,717,937	998,947,695	803,993,232	8,636,331,673
Undistributed (distributions in excess of) net investment income	(1,410,777)	6,501,758	8,979,470	(71,600,858)
Accumulated net realized loss	(6,528,921)	(29,353,350)	(20,698,420)	(1,952,472,281)
Net unrealized gain (loss)	4,956,520	15,867,044	15,159,804	(32,233,872)
NET ASSETS	$625,734,759	$991,963,147	$807,434,086	$6,580,024,662
Net Assets:
Class A	$121,349,496	$66,434,032	$124,931,424	$407,342,369
Class C	16,773,786	9,940,857	15,582,046	344,471,637
Institutional	347,977,694	863,590,371	564,804,240	5,505,600,632
Service	1,386,313	1,350,964	2,827,039	—
Investor	46,442,679	45,599,904	93,186,609	262,680,767
Class R	26,109,482	4,726,182	—	8,272,539
Class R6	65,695,309	320,837	6,102,728	51,656,718
Total Net Assets	$625,734,759	$991,963,147	$807,434,086	$6,580,024,662
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	11,891,145	6,327,603	10,161,406	42,476,535
Class C	1,644,818	942,130	1,277,794	35,910,787
Institutional	34,112,479	81,933,946	46,016,020	574,094,106
Service	135,877	128,125	231,639	—
Investor	4,566,314	4,340,391	7,605,895	27,396,759
Class R	2,561,553	449,933	—	863,343
Class R6	6,440,728	30,417	497,252	5,388,338
Net asset value, offering and redemption price per share:(c)
Class A	$10.21	$10.50	$12.29	$9.59
Class C	10.20	10.55	12.19	9.59
Institutional	10.20	10.54	12.27	9.59
Service	10.20	10.54	12.20	—
Investor	10.17	10.51	12.25	9.59
Class R	10.19	10.50	—	9.58
Class R6	10.20	10.55	12.27	9.59

(a)	Segregated for initial Margin and/or collateral as follows:

Fund	Forwards	Futures	Swaps
Bond	8,200,000	908,813	3,064,798
Core Fixed Income	—	140,738	1,477,519
Global Income	9,470,000	—	3,670,209
Strategic income	205,980,000	20,529,671	157,144,969

(b)	Includes amounts segregated for collateral on swap transactions of $250,000 and $649,632 for Bond and Strategic Income Funds, respectively.

(c)	Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income, Global Income and Strategic Income Funds is $10.61, $10.91, $12.77 and $9.96, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2017 (Unaudited)

	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
Investment income:
Interest (net of foreign withholding taxes of $0, $2,468, $11,792 and $0)	$8,839,084	$12,670,280	$7,395,992	$114,649,738
Dividends — affiliated issuers	81,122	86,827	51,975	731,511
Dividends — unaffiliated issuers	7,334	—	—	—
Total investment income	8,927,540	12,757,107	7,447,967	115,381,249

Expenses:
Management fees	1,327,151	2,021,508	2,735,818	19,173,318
Distribution and Service fees(a)	303,834	216,593	259,024	2,735,412
Transfer Agency fees(a)	210,442	281,809	278,848	2,044,425
Custody, accounting and administrative services	176,769	137,680	191,854	638,445
Professional fees	65,089	65,248	64,685	69,394
Registration fees	57,740	46,629	49,102	71,663
Printing and mailing costs	33,189	33,845	47,842	345,833
Trustee fees	9,420	9,945	9,823	17,500
Service Share fees — Service Plan	1,654	1,804	3,441	—
Service Share fees — Shareholder Administration Plan	1,654	1,804	3,441	—
Prime Broker fees	12,037	—	29,349	490,412
Other	11,453	21,819	21,489	243,395
Total expenses	2,210,432	2,838,684	3,694,716	25,829,797
Less — expense reductions	(433,954)	(260,653)	(401,630)	(158,476)
Net expenses	1,776,478	2,578,031	3,293,086	25,671,321
NET INVESTMENT INCOME	7,151,062	10,179,076	4,154,881	89,709,928

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments—unaffiliated issuers	2,863,135	669,713	6,158,947	58,803,368
Purchased options	2,388	—	2,504	(10,468)
Futures contracts	1,241,388	2,065,552	3,994,366	(33,297,337)
Swap contracts	(3,557,034)	(1,854,036)	(3,272,981)	(198,053,539)
Forward foreign currency exchange contracts	(400,279)	(1,083,684)	(26,644,663)	(13,011,801)
Foreign currency transactions	(49,786)	15,534	3,771,535	(12,775,194)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	2,818,468	10,880,535	14,709,886	(57,138,890)
Investments — affiliated issuers	—	—	—	(10,734,637)
Purchased options	(181,956)	13,340	(144,068)	(1,446,176)
Futures contracts	(862,375)	(874,967)	(2,157,616)	5,198,683
Swap contracts	1,282,950	906,397	640,159	87,760,110
Forward foreign currency exchange contracts	817,592	768,277	10,352,490	59,224,510
Foreign currency translation	(4,652)	(564)	37,507	(29,978)
Net realized and unrealized gain (loss)	3,969,839	11,506,097	7,448,066	(115,511,349)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,120,901	$21,685,173	$11,602,947	$(25,801,421)

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Bond	$148,804	$89,475	$65,555	$77,378	$11,632	$68,445	$265	$28,706	$17,043	$—
Core Fixed Income	147,894	60,088	8,611	76,905	7,811	166,541	289	27,912	2,239	112
Global Income	166,808	92,216	–	86,741	11,988	117,324	551	61,552	—	—
Strategic Income	728,509	1,985,027	21,876	378,838	258,062	1,196,297	—	199,474	5,688	—

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund
	For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$7,151,062	$11,214,192
Net realized gain (loss)	99,812	(225,352)
Net change in unrealized gain (loss)	3,870,027	(4,644,188)
Net increase (decrease) in net assets resulting from operations	11,120,901	6,344,652

Distributions to shareholders:
From net investment income
Class A Shares	(1,349,290)	(3,146,864)
Class C Shares	(136,663)	(351,987)
Institutional Shares	(4,457,323)	(8,719,337)
Service Shares	(13,928)	(28,126)
Investor Shares	(555,660)	(1,269,574)
Class R Shares	(264,514)	(449,301)
Class R6 Shares	(765,538)	(426,872)
From net realized gains
Class A Shares	—	(62,744)
Class C Shares	—	(11,019)
Institutional Shares	—	(155,743)
Service Shares	—	(677)
Investor Shares	—	(17,345)
Class R Shares	—	(11,656)
Class R6 Shares	—	(5,519)
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Investor Shares	—	—
Class R Shares	—	—
Class R6 Shares	—	—
Total distributions to shareholders	(7,542,916)	(14,656,764)

From share transactions:
Proceeds from sales of shares	112,438,812	353,168,598
Reinvestment of distributions	7,046,440	13,507,260
Proceeds received in connection with in-kind transactions	—	—
Cost of shares redeemed	(85,184,099)	(246,857,968)
Net increase (decrease) in net assets resulting from share transactions	34,301,153	119,817,890
TOTAL INCREASE (DECREASE)	37,879,138	111,505,778

Net assets:
Beginning of period	587,855,621	476,349,843
End of period	$625,734,759	$587,855,621
Undistributed (distributions in excess of) net investment income	$(1,410,777)	$(1,018,923)

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Core Fixed Income Fund		Global Income Fund		Strategic Income Fund
For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017	For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017	For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017

$10,179,076	$21,213,225	$4,154,881	$8,133,052	$89,709,928	$223,740,390
(186,921)	2,654,857	(15,990,292)	20,120,534	(198,344,971)	(174,490,813)
11,693,018	(11,592,077)	23,438,358	(17,551,664)	82,833,622	469,370,381
21,685,173	12,276,005	11,602,947	10,701,922	(25,801,421)	518,619,958

(1,302,380)	(3,118,825)	(676,222)	(1,507,438)	(4,169,910)	(13,196,212)
(87,028)	(263,457)	(27,746)	(42,019)	(1,444,851)	(4,462,360)
(10,533,240)	(19,801,900)	(3,940,059)	(7,839,989)	(53,066,112)	(125,582,619)
(14,670)	(31,897)	(11,720)	(25,907)	—	—
(522,631)	(753,238)	(593,836)	(705,723)	(2,578,114)	(3,569,204)
(33,145)	(168,039)	—	—	(52,562)	(99,932)
(14,395)	(1,485,696)	(39,395)	(30,091)	(457,027)	(288,381)

—	—	—	(764,512)	—	—
—	—	—	(98,370)	—	—
—	—	—	(2,652,614)	—	—
—	—	—	(13,159)	—	—
—	—	—	(279,622)	—	—
—	—	—	—	—	—
—	—	—	(14,207)	—	—

—	—	—	—	—	(5,369,204)
—	—	—	—	—	(1,815,621)
—	—	—	—	—	(51,096,385)
—	—	—	—	—	(1,452,219)
—	—	—	—	—	(40,660)
—	—	—	—	—	(117,335)
(12,507,489)	(25,623,052)	(5,288,978)	(13,973,651)	(61,768,576)	(207,090,132)

211,822,403	429,504,518	123,297,821	644,842,488	814,375,030	1,926,962,561
12,279,646	25,065,156	5,075,269	13,434,206	53,029,539	173,577,259
—	—	—	—	—	101,387,609
(278,915,967)	(334,556,752)	(217,204,143)	(563,821,836)	(2,152,292,331)	(8,279,090,939)
(54,813,918)	120,012,922	(88,831,053)	94,454,858	(1,284,887,762)	(6,077,163,510)
(45,636,234)	106,665,875	(82,517,084)	91,183,129	(1,372,457,759)	(5,765,633,684)

1,037,599,381	930,933,506	889,951,170	798,768,041	7,952,482,421	13,718,116,105
$991,963,147	$1,037,599,381	$807,434,086	$889,951,170	$6,580,024,662	$7,952,482,421
$6,501,758	$8,830,171	$8,979,470	$10,113,567	$(71,600,858)	$(99,542,210)

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$10.14	$0.11	$0.08	$0.19	$(0.12)	$—	$(0.12)
2017 - C	10.14	0.07	0.07	0.14	(0.08)	—	(0.08)
2017 - Institutional	10.14	0.13	0.06	0.19	(0.13)	—	(0.13)
2017 - Service	10.14	0.10	0.07	0.17	(0.11)	—	(0.11)
2017 - Investor(f)	10.11	0.12	0.07	0.19	(0.13)	—	(0.13)
2017 - R	10.13	0.10	0.06	0.16	(0.10)	—	(0.10)
2017 - R6	10.14	0.13	0.06	0.19	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	10.28	0.19	(0.07)	0.12	(0.25)	(0.01)	(0.26)
2017 - C	10.27	0.11	(0.05)	0.06	(0.18)	(0.01)	(0.19)
2017 - Institutional	10.28	0.23	(0.07)	0.16	(0.29)	(0.01)	(0.30)
2017 - Service	10.28	0.17	(0.06)	0.11	(0.24)	(0.01)	(0.25)
2017 - Investor(f)	10.25	0.22	(0.07)	0.15	(0.28)	(0.01)	(0.29)
2017 - R	10.27	0.16	(0.06)	0.10	(0.23)	(0.01)	(0.24)
2017 - R6	10.28	0.23	(0.07)	0.16	(0.29)	(0.01)	(0.30)
2016 - A	10.44	0.21	(0.03)	0.18	(0.34)	— (e)	(0.34)
2016 - C	10.44	0.13	(0.03)	0.10	(0.27)	— (e)	(0.27)
2016 - Institutional	10.44	0.24	(0.02)	0.22	(0.38)	— (e)	(0.38)
2016 - Service	10.44	0.18	(0.01)	0.17	(0.33)	— (e)	(0.33)
2016 - Investor(f)	10.40	0.23	(0.01)	0.22	(0.37)	— (e)	(0.37)
2016 - R	10.43	0.18	(0.02)	0.16	(0.32)	— (e)	(0.32)
2016 - R6 (Commenced July 31, 2015)	10.33	0.16	0.08	0.24	(0.29)	— (e)	(0.29)
2015 - A	10.42	0.17	0.25	0.42	(0.24)	(0.16)	(0.40)
2015 - C	10.41	0.10	0.25	0.35	(0.16)	(0.16)	(0.32)
2015 - Institutional	10.42	0.22	0.24	0.46	(0.28)	(0.16)	(0.44)
2015 - Service	10.42	0.17	0.24	0.41	(0.23)	(0.16)	(0.39)
2015 - Investor(f)	10.38	0.19	0.26	0.45	(0.27)	(0.16)	(0.43)
2015 - R	10.41	0.15	0.25	0.40	(0.22)	(0.16)	(0.38)
2014 - A	10.57	0.22	(0.09)	0.13	(0.28)	—	(0.28)
2014 - C	10.57	0.15	(0.11)	0.04	(0.20)	—	(0.20)
2014 - Institutional	10.57	0.26	(0.09)	0.17	(0.32)	—	(0.32)
2014 - Service	10.57	0.21	(0.10)	0.11	(0.26)	—	(0.26)
2014 - Investor(f)	10.54	0.25	(0.11)	0.14	(0.30)	—	(0.30)
2014 - R	10.57	0.19	(0.10)	0.09	(0.25)	—	(0.25)
2013 - A	10.37	0.20	0.57	0.77	(0.25)	(0.32)	(0.57)
2013 - C	10.37	0.12	0.57	0.69	(0.17)	(0.32)	(0.49)
2013 - Institutional	10.37	0.23	0.57	0.80	(0.28)	(0.32)	(0.60)
2013 - Service	10.37	0.18	0.57	0.75	(0.23)	(0.32)	(0.55)
2013 - Investor(f)	10.34	0.22	0.57	0.79	(0.27)	(0.32)	(0.59)
2013 - R	10.37	0.18	0.56	0.74	(0.22)	(0.32)	(0.54)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Rounds to less than $0.01 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.21	1.74%	$121,349	0.79	%(d)	0.94	%(d)	2.14	%(d)	190%
10.20	1.36	16,774	1.54	(d)	1.69	(d)	1.39	(d)	190
10.20	1.91	347,978	0.45	(d)	0.60	(d)	2.48	(d)	190
10.20	1.66	1,386	0.95	(d)	1.10	(d)	1.98	(d)	190
10.17	1.87	46,443	0.54	(d)	0.69	(d)	2.39	(d)	190
10.19	1.61	26,109	1.04	(d)	1.19	(d)	1.89	(d)	190
10.20	1.92	65,695	0.44	(d)	0.58	(d)	2.49	(d)	190

10.14	1.15	117,249	0.78		0.97		1.87		517
10.14	0.50	19,081	1.53		1.72		1.10		517
10.14	1.50	329,358	0.44		0.63		2.19		517
10.14	0.99	1,293	0.94		1.13		1.69		517
10.11	1.40	44,207	0.53		0.72		2.12		517
10.13	0.90	25,639	1.03		1.22		1.58		517
10.14	1.51	51,028	0.43		0.60		2.24		517
10.28	1.83	129,351	0.78		1.00		2.00		588
10.27	0.98	17,254	1.53		1.75		1.25		588
10.28	2.18	279,435	0.44		0.66		2.33		588
10.28	1.68	1,119	0.94		1.17		1.74		588
10.25	2.18	39,939	0.53		0.75		2.23		588
10.27	1.58	9,241	1.03		1.26		1.77		588
10.28	2.42	10	0.47	(d)	0.69	(d)	2.37	(d)	588
10.44	4.09	106,694	0.80		1.06		1.64		454
10.44	3.41	11,813	1.56		1.82		0.97		454
10.44	4.45	302,035	0.47		0.73		2.06		454
10.44	3.94	15	0.96		1.23		1.61		454
10.40	4.36	24,680	0.54		0.80		1.80		454
10.43	3.84	363	1.06		1.33		1.47		454
10.42	1.27	34,403	0.84		1.06		2.15		580
10.41	0.42	7,298	1.59		1.81		1.40		580
10.42	1.62	207,604	0.50		0.71		2.46		580
10.42	1.12	14	1.00		1.22		2.01		580
10.38	1.42	3,808	0.59		0.81		2.41		580
10.41	0.92	133	1.09		1.29		1.83		580
10.57	7.48	40,783	0.83		0.98		1.86		1,025
10.57	6.68	9,993	1.58		1.73		1.11		1,025
10.57	7.84	301,201	0.49		0.64		2.20		1,025
10.57	7.31	14	0.99		1.13		1.70		1,025
10.54	7.76	2,847	0.58		0.73		2.11		1,025
10.57	7.22	195	1.08		1.24		1.68		1,025

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$10.40	$0.09	$0.13	$0.22	$(0.12)
2017 - C	10.46	0.05	0.12	0.17	(0.08)
2017 - Institutional	10.45	0.11	0.11	0.22	(0.13)
2017 - Service	10.45	0.08	0.12	0.20	(0.11)
2017 - Investor(e)	10.41	0.10	0.13	0.23	(0.13)
2017 - R	10.41	0.08	0.11	0.19	(0.10)
2017 - R6	10.45	0.14	0.09	0.23	(0.13)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	10.53	0.19	(0.09)	0.10	(0.23)
2017 - C	10.59	0.11	(0.09)	0.02	(0.15)
2017 - Institutional	10.57	0.22	(0.07)	0.15	(0.27)
2017 - Service	10.58	0.17	(0.09)	0.08	(0.21)
2017 - Investor(e)	10.54	0.21	(0.08)	0.13	(0.26)
2017 - R	10.54	0.16	(0.09)	0.07	(0.20)
2017 - R6	10.57	0.23	(0.08)	0.15	(0.27)
2016 - A	10.64	0.21	(0.07)	0.14	(0.25)
2016 - C	10.69	0.13	(0.06)	0.07	(0.17)
2016 - Institutional	10.68	0.24	(0.06)	0.18	(0.29)
2016 - Service	10.69	0.19	(0.07)	0.12	(0.23)
2016 - Investor(e)	10.65	0.23	(0.06)	0.17	(0.28)
2016 - R	10.65	0.19	(0.08)	0.11	(0.22)
2016 - R6 (Commenced July 31, 2015)	10.52	0.16	0.08	0.24	(0.19)
2015 - A	10.38	0.20	0.29	0.49	(0.23)
2015 - C	10.43	0.12	0.29	0.41	(0.15)
2015 - Institutional	10.42	0.23	0.30	0.53	(0.27)
2015 - Service	10.43	0.18	0.30	0.48	(0.22)
2015 - Investor(e)	10.39	0.22	0.30	0.52	(0.26)
2015 - R	10.39	0.17	0.30	0.47	(0.21)
2014 - A	10.61	0.19	(0.18)	0.01	(0.24)
2014 - C	10.67	0.11	(0.19)	(0.08)	(0.16)
2014 - Institutional	10.65	0.22	(0.17)	0.05	(0.28)
2014 - Service	10.66	0.15	(0.16)	(0.01)	(0.22)
2014 - Investor(e)	10.62	0.21	(0.17)	0.04	(0.27)
2014 - R	10.62	0.16	(0.18)	(0.02)	(0.21)
2013 - A	10.31	0.16	0.36	0.52	(0.22)
2013 - C	10.37	0.08	0.36	0.44	(0.14)
2013 - Institutional	10.36	0.20	0.35	0.55	(0.26)
2013 - Service	10.36	0.14	0.37	0.51	(0.21)
2013 - Investor(e)	10.32	0.19	0.36	0.55	(0.25)
2013 - R	10.33	0.13	0.36	0.49	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.50	2.08%	$66,434	0.79	%(d)	0.84	%(d)	1.74	%(d)	135%
10.55	1.59	9,941	1.54	(d)	1.59	(d)	0.98	(d)	135
10.54	2.15	863,590	0.45	(d)	0.50	(d)	2.07	(d)	135
10.54	1.89	1,351	0.95	(d)	1.00	(d)	1.57	(d)	135
10.51	2.20	45,600	0.54	(d)	0.59	(d)	1.98	(d)	135
10.50	1.85	4,726	1.04	(d)	1.09	(d)	1.50	(d)	135
10.55	2.25	321	0.43	(d)	0.48	(d)	2.64	(d)	135

10.40	0.94	148,548	0.79		0.84		1.77		363
10.46	0.20	15,714	1.54		1.59		1.02		363
10.45	1.38	776,135	0.44		0.50		2.11		363
10.45	0.79	1,522	0.94		1.00		1.61		363
10.41	1.19	38,620	0.53		0.59		2.01		363
10.41	0.69	944	1.03		1.10		1.50		363
10.45	1.40	56,117	0.42		0.48		2.13		363
10.53	1.35	142,299	0.78		0.85		1.98		450
10.59	0.69	18,124	1.53		1.60		1.23		450
10.57	1.69	697,260	0.44		0.51		2.31		450
10.58	1.19	1,578	0.94		1.01		1.82		450
10.54	1.60	5,058	0.53		0.60		2.23		450
10.54	1.09	9,524	1.03		1.11		1.79		450
10.57	2.34	57,091	0.43	(d)	0.49	(d)	2.36	(d)	450
10.64	4.77	150,677	0.83		0.85		1.86		388
10.69	3.98	19,477	1.58		1.60		1.12		388
10.68	5.11	758,542	0.49		0.51		2.21		388
10.69	4.59	1,882	0.99		1.01		1.71		388
10.65	5.03	5,054	0.56		0.60		2.10		388
10.65	4.51	1,126	1.07		1.10		1.60		388
10.38	0.12	134,288	0.83		0.83		1.80		516
10.43	(0.71)	20,262	1.58		1.58		1.05		516
10.42	0.47	895,504	0.49		0.49		2.13		516
10.43	(0.03)	1,837	0.98		0.98		1.40		516
10.39	0.37	1,374	0.58		0.58		2.03		516
10.39	(0.13)	557	1.08		1.08		1.54		516
10.61	5.08	159,470	0.81		0.81		1.54		782
10.67	4.28	25,723	1.56		1.56		0.79		782
10.65	5.32	1,198,584	0.47		0.47		1.88		782
10.66	4.90	17,528	0.97		0.97		1.35		782
10.62	5.34	1,622	0.56		0.56		1.78		782
10.62	4.72	648	1.06		1.06		1.24		782

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$12.21	$0.05		$0.09	$0.14	$(0.06)	$—	$(0.06)
2017 - C	12.11	—	(e)	0.10	0.10	(0.02)	—	(0.02)
2017 - Institutional	12.19	0.07		0.09	0.16	(0.08)	—	(0.08)
2017 - Service	12.12	0.04		0.09	0.13	(0.05)	—	(0.05)
2017 - Investor(f)	12.17	0.06		0.10	0.16	(0.08)	—	(0.08)
2017 - R6	12.19	0.07		0.09	0.16	(0.08)	—	(0.08)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	12.24	0.09		0.05	0.14	(0.12)	(0.05)	(0.17)
2017 - C	12.14	—	(e)	0.05	0.05	(0.03)	(0.05)	(0.08)
2017 - Institutional	12.22	0.13		0.05	0.18	(0.16)	(0.05)	(0.21)
2017 - Service	12.16	0.07		0.04	0.11	(0.10)	(0.05)	(0.15)
2017 - Investor(f)	12.20	0.11		0.06	0.17	(0.15)	(0.05)	(0.20)
2017 - R6	12.22	0.11		0.07	0.18	(0.16)	(0.05)	(0.21)
2016 - A	12.76	0.13		0.07	0.20	(0.71)	(0.01)	(0.72)
2016 - C	12.67	0.04		0.05	0.09	(0.61)	(0.01)	(0.62)
2016 - Institutional	12.74	0.17		0.07	0.24	(0.75)	(0.01)	(0.76)
2016 - Service	12.71	0.09		0.05	0.14	(0.68)	(0.01)	(0.69)
2016 - Investor(f)	12.72	0.16		0.07	0.23	(0.74)	(0.01)	(0.75)
2016 - R6 (Commenced July 31, 2015)	12.55	0.09		0.26	0.35	(0.67)	(0.01)	(0.68)
2015 - A	12.70	0.16		0.50	0.66	(0.31)	(0.29)	(0.60)
2015 - C	12.61	0.06		0.51	0.57	(0.22)	(0.29)	(0.51)
2015 - Institutional	12.68	0.20		0.50	0.70	(0.35)	(0.29)	(0.64)
2015 - Service	12.66	0.14		0.49	0.63	(0.29)	(0.29)	(0.58)
2015 - Investor(f)	12.66	0.15		0.54	0.69	(0.34)	(0.29)	(0.63)
2014 - A	13.20	0.24		0.03	0.27	(0.58)	(0.19)	(0.77)
2014 - C	13.11	0.14		0.03	0.17	(0.48)	(0.19)	(0.67)
2014 - Institutional	13.18	0.28		0.03	0.31	(0.62)	(0.19)	(0.81)
2014 - Service	13.16	0.22		0.03	0.25	(0.56)	(0.19)	(0.75)
2014 - Investor(f)	13.17	0.27		0.02	0.29	(0.61)	(0.19)	(0.80)
2013 - A	13.17	0.22		0.60	0.82	(0.34)	(0.45)	(0.79)
2013 - C	13.09	0.12		0.59	0.71	(0.24)	(0.45)	(0.69)
2013 - Institutional	13.15	0.27		0.60	0.87	(0.39)	(0.45)	(0.84)
2013 - Service	13.13	0.20		0.60	0.80	(0.32)	(0.45)	(0.77)
2013 - Investor(f)	13.15	0.26		0.59	0.85	(0.38)	(0.45)	(0.83)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.29	1.17%	$124,931	1.03	%(d)	1.13	%(d)	0.75	%(d)	82%
12.19	0.81	15,582	1.75	(d)	1.88	(d)	0.03	(d)	82
12.27	1.34	564,804	0.69	(d)	0.79	(d)	1.08	(d)	82
12.20	1.09	2,827	1.18	(d)	1.29	(d)	0.59	(d)	82
12.25	1.29	93,187	0.78	(d)	0.88	(d)	0.99	(d)	82
12.27	1.34	6,103	0.68	(d)	0.77	(d)	1.10	(d)	82

12.21	1.14	136,317	1.03		1.13		0.71		289
12.11	0.42	20,808	1.74		1.88		(0.03)		289
12.19	1.48	627,253	0.69		0.79		1.05		289
12.12	0.90	2,772	1.19		1.29		0.56		289
12.17	1.39	97,332	0.78		0.88		0.90		289
12.19	1.50	5,468	0.67		0.77		0.92		289
12.24	1.67	111,852	1.03		1.15		1.06		261
12.14	0.83	12,653	1.77		1.90		0.31		261
12.22	2.00	639,915	0.69		0.81		1.41		261
12.16	1.23	2,280	1.18		1.29		0.75		261
12.20	1.95	31,548	0.78		0.90		1.26		261
12.22	2.92	520	0.68	(d)	0.79	(d)	1.10	(d)	261
12.76	5.27	64,939	1.03		1.18		1.26		226
12.67	4.53	6,592	1.77		1.93		0.50		226
12.74	5.63	437,007	0.70		0.84		1.60		226
12.71	5.03	358	1.20		1.34		1.12		226
12.72	5.54	10,261	0.77		0.90		1.20		226
12.70	2.16	61,198	1.04		1.20		1.83		288
12.61	1.40	4,688	1.79		1.95		1.08		288
12.68	2.51	426,746	0.70		0.86		2.19		288
12.66	1.98	239	1.20		1.35		1.70		288
12.66	2.34	757	0.79		0.95		2.09		288
13.20	6.32	79,838	1.04		1.15		1.64		444
13.11	5.57	5,757	1.79		1.90		0.92		444
13.18	6.69	387,889	0.69		0.81		1.99		444
13.16	6.16	145	1.19		1.31		1.49		444
13.17	6.51	545	0.79		0.90		1.94		444

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.70	$0.11	$(0.15)	$(0.04)	$(0.07)	$—	$(0.07)
2017 - C	9.71	0.07	(0.16)	(0.09)	(0.03)	—	(0.03)
2017 - Institutional	9.70	0.12	(0.14)	(0.02)	(0.09)	—	(0.09)
2017 - Investor(f)	9.70	0.12	(0.15)	(0.03)	(0.08)	—	(0.08)
2017 - R	9.70	0.09	(0.15)	(0.06)	(0.06)	—	(0.06)
2017 - R6	9.70	0.12	(0.14)	(0.02)	(0.09)	—	(0.09)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.41	0.19	0.26	0.45	(0.11)	(0.05)	(0.16)
2017 - C	9.41	0.12	0.28	0.40	(0.07)	(0.03)	(0.10)
2017 - Institutional	9.41	0.22	0.26	0.48	(0.13)	(0.06)	(0.19)
2017 - Investor(f)	9.41	0.21	0.26	0.47	(0.13)	(0.05)	(0.18)
2017 - R	9.40	0.16	0.28	0.44	(0.10)	(0.04)	(0.14)
2017 - R6	9.41	0.21	0.27	0.48	(0.13)	(0.06)	(0.19)
2016 - A	10.06	0.28	(0.52)	(0.24)	(0.41)	—	(0.41)
2016 - C	10.06	0.21	(0.52)	(0.31)	(0.34)	—	(0.34)
2016 - Institutional	10.06	0.31	(0.52)	(0.21)	(0.44)	—	(0.44)
2016 - Investor(f)	10.06	0.31	(0.53)	(0.22)	(0.43)	—	(0.43)
2016 - R	10.05	0.25	(0.52)	(0.27)	(0.38)	—	(0.38)
2016 - R6 (Commenced July 31, 2015)	10.04	0.20	(0.50)	(0.30)	(0.33)	—	(0.33)
2015 - A	10.64	0.22	(0.51)	(0.29)	(0.29)	— (e)	(0.29)
2015 - C	10.64	0.14	(0.51)	(0.37)	(0.21)	— (e)	(0.21)
2015 - Institutional	10.64	0.25	(0.50)	(0.25)	(0.33)	— (e)	(0.33)
2015 - Investor(f)	10.63	0.24	(0.49)	(0.25)	(0.32)	— (e)	(0.32)
2015 - R	10.63	0.19	(0.51)	(0.32)	(0.26)	— (e)	(0.26)
2014 - A	10.46	0.22	0.21	0.43	(0.25)	—	(0.25)
2014 - C	10.46	0.14	0.21	0.35	(0.17)	—	(0.17)
2014 - Institutional	10.46	0.26	0.21	0.47	(0.29)	—	(0.29)
2014 - Investor(f)	10.46	0.25	0.20	0.45	(0.28)	—	(0.28)
2014 - R	10.45	0.21	0.19	0.40	(0.22)	—	(0.22)
2013 - A	9.87	0.32	0.73	1.05	(0.46)	—	(0.46)
2013 - C	9.88	0.24	0.72	0.96	(0.38)	—	(0.38)
2013 - Institutional	9.87	0.35	0.73	1.08	(0.49)	—	(0.49)
2013 - Investor(f)	9.87	0.34	0.73	1.07	(0.48)	—	(0.48)
2013 - R	9.87	0.30	0.71	1.01	(0.43)	—	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Rounds to less than $0.01 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.59	(0.42)%	$407,342	0.95	%(d)	0.95	%(d)	2.22	%(d)	75%
9.59	(0.88)	344,472	1.70	(d)	1.70	(d)	1.44	(d)	75
9.59	(0.25)	5,505,601	0.61	(d)	0.61	(d)	2.54	(d)	75
9.59	(0.29)	262,681	0.70	(d)	0.70	(d)	2.45	(d)	75
9.58	(0.64)	8,273	1.20	(d)	1.20	(d)	1.94	(d)	75
9.59	(0.24)	51,657	0.60	(d)	0.60	(d)	2.58	(d)	75

9.70	4.84	646,435	0.92		0.93		1.96		184
9.71	4.25	448,657	1.60		1.68		1.26		184
9.70	5.19	6,435,385	0.58		0.59		2.31		184
9.70	5.10	345,997	0.67		0.68		2.23		184
9.70	4.71	9,577	1.14		1.18		1.66		184
9.70	5.21	66,431	0.56		0.57		2.18		184
9.41	(2.49)	1,383,885	0.90		0.91		2.83		212
9.41	(3.21)	710,230	1.65		1.66		2.08		212
9.41	(2.16)	11,261,977	0.56		0.57		3.17		212
9.41	(2.24)	332,917	0.65		0.66		3.09		212
9.40	(2.73)	9,399	1.15		1.16		2.58		212
9.41	(3.05)	19,708	0.53	(d)	0.55	(d)	3.19	(d)	212
10.06	(2.78)	2,648,848	0.91		0.91		2.10		188
10.06	(3.51)	1,096,577	1.66		1.66		1.34		188
10.06	(2.45)	18,685,774	0.57		0.57		2.43		188
10.06	(2.44)	684,204	0.66		0.66		2.34		188
10.05	(3.03)	9,418	1.16		1.16		1.85		188
10.64	4.16	3,694,217	0.91		0.91		2.08		302
10.64	3.37	1,017,213	1.66		1.66		1.31		302
10.64	4.51	15,469,529	0.57		0.57		2.44		302
10.63	4.32	71,823	0.66		0.66		2.32		302
10.63	3.90	5,454	1.16		1.16		1.96		302
10.46	10.80	709,730	0.99		0.99		3.17		727
10.46	9.86	239,501	1.74		1.74		2.36		727
10.46	11.18	2,428,689	0.65		0.65		3.42		727
10.46	11.07	107,502	0.74		0.74		3.33		727
10.45	10.45	12	1.23		1.23		2.98		727

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Bond and Core Fixed Income	A, C, Institutional, Service, Investor, R and R6	Diversified
Global Income	A, C, Institutional, Service, Investor and R6	Non-diversified
Strategic Income	A, C, Institutional, Investor, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R, and Class R6 Shares are not subject to a sales charge. Prior to August 15, 2017, the Investor Shares were known as Class IR Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

118

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Bond	Daily/Monthly	Annually
Core Fixed Income	Daily/Monthly	Annually
Global Income	Daily/Monthly	Annually
Strategic Income*	Monthly/Monthly	Annually

*	Prior to May 1, 2017, the Fund’s distributions from net investment income were declared daily and paid monthly.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Funds’ Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

119

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issue challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a

120

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value

iv.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

v.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

viii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM and GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and

121

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial

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GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a

123

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what they believe to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM and GSAMI did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2017:

BOND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$178,729,307	$—
Mortgage-Backed Obligations	—	180,275,260	1,107,136
U.S. Treasury Obligations and/or Other U.S. Government Agencies	130,276,350	14,696,570	—
Asset-Backed Securities	—	100,770,722	—
Foreign Debt Obligations	—	10,204,354	—
Structured Notes	—	5,701,198	—
Municipal Debt Obligations	—	7,415,556	—
Common Stock and/or Other Equity Investments(a)
North America	—	543,571	—
Investment Company	24,781,528	—	—
Short-term Investments	—	16,698,121	—
Total	$155,057,878	$515,034,659	$1,107,136
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(6,267,969)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$79,825	$629,763	$—
Forward Foreign Currency Exchange Contracts(b)	—	2,222,864	—
Futures Contracts(b)	260,062	—	—
Interest Rate Swap Contracts(b)	—	2,579,938	—
Total	$339,887	$5,432,565	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(2,946,016)	$—
Futures Contracts	(701,853)	—	—
Interest Rate Swap Contracts	—	(752,465)	—
Credit Default Swap Contracts	—	(574,638)	—
Total	$(701,853)	$(4,273,119)	$—

125

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$384,375,330	$—
Mortgage-Backed Obligations	—	241,802,302	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	179,567,320	56,551,015	—
Asset-Backed Securities	—	125,561,979	—
Foreign Debt Obligations	—	6,468,978	—
Municipal Debt Obligations	—	14,616,969	—
Investment Company	3,949	—	—
Short-term Investments	—	23,492,065	—
Total	$179,571,269	$852,868,638	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(16,411,094)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$46,888	$—	$—
Forward Foreign Currency Exchange Contracts(b)	—	967,131	—
Futures Contracts(b)	413,186	—	—
Interest Rate Swap Contracts(b)	—	1,792,505	—
Total	$460,074	$2,759,636	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(1,338,474)	$—
Futures Contracts	(1,226,189)	—	—
Interest Rate Swap Contracts	—	(686,913)	—
Total	$(1,226,189)	$(2,025,387)	$—

126

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$208,832,858	$48,516,061	$—
Corporate Obligations	—	150,198,087	—
Foreign Debt Obligations	—	27,539,495	—
Asset-Backed Securities	—	149,194,020	—
Mortgage-Backed Obligations	—	118,434,429	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	18,756,320	6,797,254	—
Municipal Debt Obligation	—	2,836,607	—
Government Guarantee Obligations	—	28,040,136	—
Investment Company	15,556,003	—	—
Total	$243,145,181	$531,556,089	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(8,423,750)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$78,662	$481,485	$—
Forward Foreign Currency Exchange Contracts(b)	—	9,754,643	—
Futures Contracts(b)	725,437	—	—
Interest Rate Swap Contracts(b)	—	2,676,815	—
Total	$804,099	$12,912,943	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(4,996,293)	$—
Futures Contracts	(1,774,708)	—	—
Interest Rate Swap Contracts	—	(1,211,562)	—
Credit Default Swap Contracts	—	(895,090)	—
Total	$(1,774,708)	$(7,102,945)	$—

127

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$86,967,900	$58,686,506
Corporate Obligations	—	611,316,248	—
Mortgage-Backed Obligations	—	970,693,948	35,991,006
U.S. Treasury Obligations and/or Other U.S. Government Agencies	289,396,350	13,691,815	—
Asset-Backed Securities	—	2,096,589,388	—
Foreign Debt Obligations	1,095,457,179	497,482,759	—
Structured Notes	—	140,348,935	—
Municipal Debt Obligations	—	93,393,631	—
Common Stock and/or Other Equity Investments(a)
North America	—	75,142,460	—
Investment Company	253,516,820	—	—
Short-term Investments	—	99,583	—
Total	$1,638,370,349	$4,585,726,667	$94,677,512

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$1,849,925	$4,009,150	$—
Forward Foreign Currency Exchange Contracts(b)	—	101,723,720	—
Futures Contracts(b)	42,497,218	—	—
Interest Rate Swap Contracts(b)	—	131,192,726	—
Total Return Swap Contracts(b)	—	82,712	—
Total	$44,347,143	$237,008,308	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(98,984,537)	$—
Futures Contracts	(24,459,854)	—	—
Interest Rate Swap Contracts	—	(27,887,557)	—
Credit Default Swap Contracts	—	(35,571,955)	—
Total Return Swap Contracts	—	(117,372)	—
Total	$(24,459,854)	$(162,561,421)	$—

128

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The following is a reconciliation of Level 3 investments for the period ended September 30, 2017:

Fund	Bank Loans	Collateralized Mortgage Obligations	Corporate Bonds	Other Asset Backed
Beginning Balance as of March 31, 2017	$57,319,558	$52,441,925	—	$34,550,000
Realized gain (loss)	39,904	2,380,311	(79,235)	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	1,629,113	4,071,202	247,832	—
Purchases	480,674	—	—	—
Sales	(1,374,885)	(22,902,432)	(62,395)	(19,350,000)
Amortization	592,142	—	(106,202)	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	(15,200,000)
Ending Balance as of September 30, 2017	$58,686,506	$35,991,006	—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at period end.

Transfers of the above instruments into or out of Level 3 can be attributable to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those instruments.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures and swaps contracts; Options Purchased	$3,549,586	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures and swaps contracts	$(1,454,316)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(574,638)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts;	2,222,864		Payable for unrealized loss on forward foreign currency exchange contracts;	(2,946,016)
Total		$5,772,450			$(4,974,970)

129

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures and swaps contracts; Options Purchased	$2,252,579	(a)	Variation margin on futures and swaps contracts	$(1,913,102)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts;	967,131		Payable for unrealized loss on forward foreign currency exchange contracts;	(1,338,474)
Total		$3,219,710			$(3,251,576)

Global Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures and swaps contracts	$1,491,164	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures and swaps contracts	$(2,004,162)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Options Purchased	9,754,643		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(4,996,293)
Total		$11,245,807			$(7,000,455)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Investments, at value; Receivable for unrealized gain on swap contracts; Variation margin on futures and swaps contracts	$179,631,731	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures and swaps contracts	$(52,464,783)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts; Variation margin on swaps contracts	(35,571,955)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	101,723,720		Payable for unrealized loss on forward foreign currency exchange contracts	(98,984,537)
Total		$281,355,451	(a)		$(187,021,275)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $222,844, $192,610, $4,720,377 for Bond, Global Income and Strategic Income Funds, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

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GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Bond
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts and purchased options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and purchased options	$(1,920,355)	$1,352,467	$1,394
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(464,382)	(222,304)	920
Currency	Net realized gain (loss) from investments, forward foreign currency exchange contracts	(400,279)	817,592	53
Total		(2,785,016)	1,947,755	2,367

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) futures contracts swap contracts, and purchased options	$193,478	$64,700	1440
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	18,038	(19,930)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,083,684)	768,277	462
Total		$(872,168)	$813,047	1,903

Global Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$3,557,217	$(4,570,217)	2,916
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(3,272,981)	640,159	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and purchased options/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and purchased options	(26,654,569)	10,352,489	871
Total		$(26,370,333)	$6,422,431	3,788

131

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts swap contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and swap contracts and purchased options	$(168,539,032)	$97,550,394	84,814
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(62,822,312)	(6,037,777)	54
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(13,011,801)	59,224,510	880
Total		$(244,373,145)	$150,737,127	85,748

(a)	Average number of contracts is based on the average of month end balances for the period ended September 30, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

132

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2017:

Global Income Fund
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Forward Currency Contracts	Purchased Options	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$—	$—	$(123,011)	$—	$(123,011)	$(123,011)	$—	$(123,011)
Barclays Bank PLC	—	—	—	(8,131)	—	(8,131)	(8,131)	—	(8,131)
Citibank NA	—	—	—	(328,923)	—	(328,923)	(328,923)	—	(328,923)
Deutsche Bank AG	—	—	—	(2,029)	—	(2,029)	(2,029)	—	(2,029)
Morgan Stanley & Co. International PLC	9,754,643	78,662	9,833,305	(45,204)	(4,996,293)	(5,041,497)	4,791,808	(4,791,808)	—
Total	$9,754,643	$78,662	$9,833,305	$(507,298)	$(4,996,293)	$(5,503,591)	$4,329,714	$(4,791,808)	$(462,094)

Strategic Income Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Purchased Options	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$—	—	$—	$(153,244)	$—	$(153,244)	$(153,244)	$—	$(153,244)
Barclays Bank PLC	—	—	—	—	(1,351,154)	—	(1,351,154)	(1,351,154)	1,351,154	—
Citibank NA	—	—	—	—	(18,552,053)	—	(18,552,053)	(18,552,053)	16,560,000	(1,992,053)
Credit Suisse International (London)	82,712	—	—	82,712	(143,896)	—	(143,896)	(61,184)	—	(61,184)
Deutsche Bank AG	—	—	—	—	(260,047)	—	(260,047)	(260,047)	220,000	(40,047)
JPMorgan Securities, Inc.	—	—	—	—	(1,211,511)	—	(1,211,511)	(1,211,511)	140,000	(1,071,511)
Morgan Stanley & Co. International PLC	—	101,723,720	$1,849,925	103,573,645	(1,146,191)	(98,984,537)	(100,130,728)	3,442,917	—	3,442,917
UBS AG (London)	—	—	—	—	(143,119)	—	(143,119)	(143,119)	—	(143,119)
Total	$82,712	$101,723,720	$1,849,925	$103,656,357	$(22,961,215)	$(98,984,537)	$(121,945,752)	$(18,289,395)	$18,271,154	$(18,241)

(1)	Gross amounts available for offset but not netted in the Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

133

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2017, contractual effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate^
Bond	0.41%	0.37%	0.35%	0.34%	0.34%	0.41%	0.40	%*
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.40	0.39	*
Global Income	0.65	0.59	0.56	0.55	0.54	0.65	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.51	0.51

*	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

Effective July 28, 2017, GSAM reduced the contractual management fee across all breakpoints for the Bond Fund. Prior to July 28, 2017, the Bond Fund’s Effective Rate was 0.45%.

The Funds invest in Institutional Shares Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM and GSAMI have agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended September 30, 2017, GSAM waived $14,876, $17,892, $9,676 and $158,476 of the Fund’s management fee for the Bond, Core Fixed Income, Global Income and Strategic Income Funds, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds.

134

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution Plan	0.25%	0.75%	0.50%	—%
Service Plan	—	—	—	0.25

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2017, Goldman Sachs waived a portion of the distribution and/or service fees equal to 0.02% and 0.02% of the average daily net assets attributable to Class A Shares and Class C Shares of the Global Income Fund.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the six months ended September 30, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Bond	$—	$—
Core Fixed Income	1,379	399
Global Income	1,176	—
Strategic Income	5,931	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plan and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, as applicable.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Income and Strategic Income Fund are 0.004%, 0.014%, 0.004% and 0.054%, respectively. These Other Expense limitations will remain in place through at least July 28, 2018, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, Transfer Agency Agreement, and/or Management Agreement and these waivers may exceed

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

what is stipulated in any fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the six months ended September 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and/or Service Fees	Other Expense Reimbursements	Total Expense Reductions
Bond	$92,535	$—	$341,419	$433,954
Core Fixed Income	17,892	—	242,761	260,653
Global Income	9,677	29,873	362,080	401,630
Strategic Income	158,476	—	—	158,476

G.  Line of Credit Facility — As of September 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM and GSAMI or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2017, Goldman Sachs earned $21,546, $20,625 and $943,328, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

As of September 30, 2017, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	17%	15%

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended September 30, 2017:

Fund	Market Value 03/31/17	Purchases at Cost	Proceeds from Sales	Market Value 09/30/17	Dividend Income
Bond	$6,270	$159,144,990	$(134,369,732)	$24,781,528	$81,122
Core Fixed Income	2,365,955	160,165,611	(162,527,617)	3,949	86,827
Global Income	15,139	253,718,171	(238,177,307)	15,556,003	51,975
Strategic Income	339,445,835	3,992,764,350	(4,078,693,365)	253,516,820	731,511

The following table provides information about the investment in the shares of an issuer deemed to be an affiliate by the Strategic Income Fund for the six months ended September 30, 2017:

Name of Affiliated Issuer	Market Value 03/31/17	Purchases at Cost	Proceeds from Sales	Net Change in Unrealized Gain (loss)	Market Value 09/30/17
Blue Ridge Mountain Resource, Inc. — Common Stock	$85,877,097	$28,749,999	$—	$(39,484,636)	$75,142,460

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2017, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Bond	$1,072,644,898	$126,662,312	$1,059,892,976	$66,962,643
Core Fixed Income	1,151,942,853	185,884,954	1,232,794,155	140,900,641
Global Income	98,229,297	560,811,329	142,317,337	653,767,009
Strategic Income	2,597,515,294	1,280,383,648	2,580,851,959	1,344,492,192

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2017, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Capital loss carryforwards(1)
Expiring 2018	$—	$(22,548,038)	$—	$—
Perpetual Short-term	—	—	—	(1,072,699,678)
Perpetual Long-term	—	(42,826)	—	(677,867,817)
Total capital loss carryforwards	$—	$(22,590,864)	$—	(1,750,567,495)
Timing differences (Qualified Late Year Loss Deferral, Straddle Deferral, Dividend and Distribution Payable)	$(8,992,449)	$(6,995,080)	$(12,555,747)	$(88,811,208)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

As of September 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Tax Cost	$666,228,193	$1,017,094,367	$764,106,514	$6,438,120,225
Gross unrealized gain	9,511,224	19,063,755	17,795,864	155,819,171
Gross unrealized loss	(4,539,743)	(3,718,215)	(7,201,108)	(275,164,868)
Net unrealized security gain	$4,971,481	$15,345,540	$10,594,756	$(119,345,697)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, foreign currency contracts, and differences related to the tax treatment of inflation protected securities, swap transactions, and material modification of debt securities.

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, such Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment

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8. OTHER RISKS (continued)

model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Global Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,513,345	$15,471,155	4,573,734	$46,885,886
Reinvestment of distributions	123,002	1,257,963	287,760	2,949,665
Shares redeemed	(1,305,748)	(13,345,130)	(5,884,460)	(60,427,619)
	330,599	3,383,988	(1,022,966)	(10,592,068)
Class C Shares
Shares sold	114,998	1,176,240	912,536	9,446,551
Reinvestment of distributions	11,140	113,826	27,421	280,216
Shares redeemed	(364,008)	(3,719,909)	(737,013)	(7,547,043)
	(237,870)	(2,429,843)	202,944	2,179,724
Institutional Shares
Shares sold	6,089,733	62,210,504	16,403,447	168,499,823
Reinvestment of distributions	416,291	4,255,508	821,744	8,423,275
Shares redeemed	(4,880,962)	(49,897,291)	(11,929,123)	(122,040,738)
	1,625,062	16,568,721	5,296,068	54,882,360
Service Shares
Shares sold	26,203	268,279	52,116	538,515
Reinvestment of distributions	1,362	13,929	2,814	28,779
Shares redeemed	(19,211)	(196,786)	(36,305)	(371,966)
	8,354	85,422	18,625	195,328
Investor Shares
Shares sold	1,188,600	12,124,226	4,741,570	48,584,216
Reinvestment of distributions	54,503	555,500	125,369	1,284,093
Shares redeemed	(1,050,368)	(10,687,924)	(4,391,214)	(44,665,033)
	192,735	1,991,802	475,725	5,203,276
Class R Shares
Shares sold	320,144	3,267,878	2,162,978	22,269,256
Reinvestment of distributions	8,241	84,176	10,674	108,888
Shares redeemed	(297,896)	(3,042,649)	(542,633)	(5,572,224)
	30,489	309,405	1,631,019	16,805,920
Class R6 Shares
Shares sold	1,752,114	17,920,530	5,606,585	56,944,351
Reinvestment of distributions	74,886	765,538	42,711	432,344
Shares redeemed	(420,132)	(4,294,410)	(616,432)	(6,233,345)
	1,406,868	14,391,658	5,032,864	51,143,350
NET INCREASE	3,356,237	$34,301,153	11,634,279	$119,817,890

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GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Fixed Income Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,294,534	$13,573,634	5,353,486	$56,015,730
Reinvestment of distributions	119,989	1,258,853	288,507	3,037,820
Shares redeemed	(9,367,936)	(98,334,042)	(4,875,469)	(51,249,968)
	(7,953,413)	(83,501,555)	766,524	7,803,582
Class C Shares
Shares sold	63,435	669,613	482,737	5,142,702
Reinvestment of distributions	7,574	79,915	23,122	244,819
Shares redeemed	(631,574)	(6,654,213)	(715,295)	(7,553,396)
	(560,565)	(5,904,685)	(209,436)	(2,165,875)
Institutional Shares
Shares sold	17,543,810	185,015,829	30,126,882	317,175,538
Reinvestment of distributions	982,972	10,366,254	1,832,234	19,370,742
Shares redeemed	(10,896,050)	(115,104,517)	(23,597,706)	(247,401,131)
	7,630,732	80,277,566	8,361,410	89,145,149
Service Shares
Shares sold	2,530	26,703	46,424	491,295
Reinvestment of distributions	577	6,084	1,315	13,913
Shares redeemed	(20,639)	(217,463)	(51,239)	(542,945)
	(17,532)	(184,676)	(3,500)	(37,737)
Investor Shares
Shares sold	788,927	8,309,120	3,679,391	38,606,126
Reinvestment of distributions	49,707	522,531	71,462	752,538
Shares redeemed	(207,381)	(2,177,301)	(521,690)	(5,488,071)
	631,253	6,654,350	3,229,163	33,870,593
Class R Shares
Shares sold	374,211	3,926,738	328,713	3,464,601
Reinvestment of distributions	2,992	31,463	15,139	159,713
Shares redeemed	(17,932)	(188,508)	(1,156,890)	(12,022,751)
	359,271	3,769,693	(813,038)	(8,398,437)
Class R6 Shares
Shares sold	28,215	297,382	813,776	8,608,526
Reinvestment of distributions	1,385	14,546	140,450	1,485,611
Shares redeemed	(5,371,204)	(56,236,539)	(981,123)	(10,298,490)
	(5,341,604)	(55,924,611)	(26,897)	(204,353)
NET INCREASE (DECREASE)	(5,251,858)	$(54,813,918)	11,304,226	$120,012,922

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Income Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,182,370	$14,550,145	10,314,055	$127,172,006
Reinvestment of distributions	52,794	649,445	180,137	2,206,762
Shares redeemed	(2,240,860)	(27,573,300)	(8,466,815)	(103,561,696)
	(1,005,696)	(12,373,710)	2,027,377	25,817,072
Class C Shares
Shares sold	92,418	1,128,070	1,130,610	13,879,638
Reinvestment of distributions	2,077	25,343	10,517	126,954
Shares redeemed	(535,305)	(6,533,079)	(464,762)	(5,641,966)
	(440,810)	(5,379,666)	676,365	8,364,626
Institutional Shares
Shares sold	7,315,165	89,897,216	32,510,045	398,441,316
Reinvestment of distributions	305,808	3,755,833	819,240	10,032,505
Shares redeemed	(13,074,966)	(160,538,391)	(34,231,372)	(419,887,389)
	(5,453,993)	(66,885,342)	(902,087)	(11,413,568)
Service Shares
Shares sold	39,286	479,407	289,358	3,532,058
Reinvestment of distributions	935	11,421	3,150	38,342
Shares redeemed	(37,324)	(454,631)	(251,304)	(3,054,236)
	2,897	36,197	41,204	516,164
Investor Shares
Shares sold	1,301,441	15,935,027	7,806,270	95,481,085
Reinvestment of distributions	48,435	593,833	80,695	985,345
Shares redeemed	(1,744,299)	(21,352,418)	(2,472,118)	(30,261,447)
	(394,423)	(4,823,558)	5,414,847	66,204,983
Class R6 Shares
Shares sold	106,483	1,307,956	518,135	6,336,385
Reinvestment of distributions	3,207	39,394	3,635	44,298
Shares redeemed	(61,181)	(752,324)	(115,606)	(1,415,102)
	48,509	595,026	406,164	4,965,581
NET INCREASE (DECREASE)	(7,243,516)	$(88,831,053)	7,663,870	$94,454,858

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Income Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,181,673	$59,641,469	16,582,799	$158,475,200
Reinvestment of distributions	407,042	3,918,512	1,847,651	17,587,116
Shares redeemed	(30,721,517)	(295,571,799)	(98,896,828)	(945,007,615)
	(24,132,802)	(232,011,818)	(80,466,378)	(768,945,299)
Class C Shares
Shares sold	372,264	3,589,707	2,159,739	20,652,979
Reinvestment of distributions	126,490	1,218,412	535,471	5,096,202
Shares redeemed	(10,800,871)	(104,131,211)	(31,938,967)	(304,876,701)
	(10,302,117)	(99,323,092)	(29,243,757)	(279,127,520)
Institutional Shares
Shares sold	74,742,537	719,871,417	147,320,824	1,409,295,141
Reinvestment of distributions	4,657,721	44,830,929	15,268,305	145,392,821
Shares redeemed in connection with in-kind	—	—	10,674,967	101,387,609
Shares redeemed	(168,451,442)	(1,623,297,256)	(706,992,416)	(6,736,638,058)
	(89,051,184)	(858,594,910)	(533,728,320)	(5,080,562,487)
Investor Shares
Shares sold	2,317,042	22,333,713	29,140,003	280,732,780
Reinvestment of distributions	267,457	2,574,238	525,915	5,008,127
Shares redeemed	(10,848,367)	(104,564,716)	(29,399,265)	(280,250,146)
	(8,263,868)	(79,656,765)	266,653	5,490,761
Class R Shares
Shares sold	93,002	895,418	307,026	2,930,731
Reinvestment of distributions	3,618	34,801	9,166	87,277
Shares redeemed	(220,926)	(2,132,386)	(328,210)	(3,138,818)
	(124,306)	(1,202,167)	(12,018)	(120,810)
Class R6 Shares
Shares sold	833,059	8,043,306	5,668,464	54,875,730
Reinvestment of distributions	47,034	452,647	42,531	405,716
Shares redeemed	(2,339,396)	(22,594,963)	(957,824)	(9,179,601)
	(1,459,303)	(14,099,010)	4,753,171	46,101,845
NET DECREASE	(133,333,580)	$(1,284,887,762)	(638,430,649)	$(6,077,163,510)

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Fund Expenses — Six Month Period Ended September 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017, which represents a period of 183 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Income Fund				Strategic Income Fund
Share Class	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17(a)	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17(a)	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17(a)	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17(a)
Class A
Actual	$1,000.00	$1,017.40		$4.00	$1,000.00	$1,020.80		$4.00	$1,000.00	$1,011.70		$5.19	$1,000.00	$995.80		$4.75
Hypothetical 5% return	1,000.00	1,021.11	(b)	4.00	1,000.00	1,021.11	(b)	4.00	1,000.00	1,019.90	(b)	5.22	1,000.00	1,020.31	(b)	4.81
Class C
Actual	1,000.00	1,013.60		7.77	1,000.00	1,015.90		7.78	1,000.00	1,008.10		8.81	1,000.00	991.20		8.49
Hypothetical 5% return	1,000.00	1,017.35	(b)	7.79	1,000.00	1,017.35	(b)	7.79	1,000.00	1,016.29	(b)	8.85	1,000.00	1,016.54	(b)	8.59
Institutional
Actual	1,000.00	1,019.10		2.28	1,000.00	1,021.50		2.28	1,000.00	1,013.40		3.48	1,000.00	997.50		3.05
Hypothetical 5% return	1,000.00	1,022.81	(b)	2.28	1,000.00	1,022.81	(b)	2.28	1,000.00	1,021.61	(b)	3.50	1,000.00	1,022.01	(b)	3.09
Service
Actual	1,000.00	1,016.60		4.80	1,000.00	1,018.90		4.81	1,000.00	1,010.90		5.95	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.30	(b)	4.81	1,000.00	1,020.30	(b)	4.81	1,000.00	1,019.15	(b)	5.97	N/A	N/A		N/A
Investor
Actual	1,000.00	1,018.70		2.73	1,000.00	1,022.00		2.74	1,000.00	1,012.90		3.94	1,000.00	997.10		3.50
Hypothetical 5% return	1,000.00	1,022.36	(b)	2.74	1,000.00	1,022.36	(b)	2.74	1,000.00	1,021.16	(b)	3.95	1,000.00	1,021.56	(b)	3.55
Class R
Actual	1,000.00	1,016.10		5.26	1,000.00	1,018.50		5.26	N/A	N/A		N/A	1,000.00	993.60		6.00
Hypothetical 5% return	1,000.00	1,019.85	(b)	5.27	1,000.00	1,019.85	(b)	5.27	N/A	N/A		N/A	1,000.00	1,019.05	(b)	6.07
Class R6
Actual	1,000.00	1,019.20		2.23	1,000.00	1,022.50		2.17	1,000.00	1,013.40		3.43	1,000.00	997.60		3.00
Hypothetical 5% return	1,000.00	1,022.86	(b)	2.23	1,000.00	1,022.92	(b)	2.17	1,000.00	1,021.66	(b)	3.45	1,000.00	1,022.06	(b)	3.04

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Fund Expenses — Six Month Period Ended September 30, 2017 (Unaudited) (continued)

(a)	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
(b)	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Bond+	0.79%	1.54%	0.45%	0.95%	0.54%	1.04%	0.44%
Core Fixed Income+	0.79	1.54	0.45	0.95	0.54	1.04	0.43
Global Income+	1.03	1.75	0.69	1.18	0.78	N/A	0.68
Strategic Income+	0.95	1.70	0.61	N/A	0.70	1.20	0.60

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

146

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, and Goldman Sachs Strategic Income Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) on behalf of the Bond, Core Fixed Income, and Strategic Income Funds with Goldman Sachs Asset Management, L.P. (“GSAM”) and on behalf of the Global Income Fund with Goldman Sachs Asset Management International (together with GSAM, the “Investment Advisers”).

The Management Agreements were most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and, (in the case of the Strategic Income Fund), a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Advisers and their affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers and their affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Advisers addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Advisers and their affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Advisers or their affiliates present.

148

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Advisers and their affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Advisers’ portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Advisers. They also noted the Investment Advisers’ commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Advisers and their affiliates to combat cyber security risks. The Trustees concluded that the Investment Advisers continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Advisers would continue to do so in the future. The Trustees also recognized that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers and their affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Advisers using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Strategic Income Fund’s performance to that of a composite of accounts with comparable investment strategies managed by GSAM.

In addition, the Trustees considered materials prepared and presentations made by the Investment Advisers’ senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Advisers’ periodic reports with respect to the Funds’ risk profiles, and how the Investment Advisers’ approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Bond Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. They noted that the Core Fixed Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2017. The Trustees noted that the Global Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, five-, and ten-year periods and underperformed for the three-year period ended March 31, 2017. They observed that the Strategic Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the five-year period, in the third quartile for the one-year period, and in the fourth quartile for the three-year period; had outperformed the Fund’s LIBOR-based benchmark index by 4.45% and 2.72%, respectively, for the one- and five-year periods and underperformed by 0.31% for the three-year period; and had underperformed the average performance of a group of competitor funds, as determined by GSAM, for the one-, three-, and five-year periods ended March 31, 2017.

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GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Bond Fund, the Trustees noted that the management fee breakpoint schedule was being reduced at all asset levels. In addition, the Trustees considered the Investment Advisers’ undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Advisers manage other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Advisers to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Advisers to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Advisers’ revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Advisers’ expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Advisers for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Advisers’ expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Advisers’ overall profitability.

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GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Advisers’ profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
First $1 billion	0.45%	0.40%	0.65%	0.60%
Next $1 billion	0.41	0.36	0.59	0.54
Next $3 billion	0.39	0.34	0.56	0.51
Next $3 billion	0.38	0.33	0.55	0.50
Over $8 billion	0.37	0.32	0.54	0.49

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and their realized profits; information comparing fee rates charged by the Investment Advisers with fee rates charged to other funds in the peer groups; and GSAM’s undertaking to waive a portion of its management fee (with respect to the Bond Fund) and the Investment Advisers’ undertakings to limit certain expenses of each Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that GSAM had passed along savings to shareholders of the Strategic Income Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Advisers and Their Affiliates

The Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Advisers; (d) the Investment Advisers’ ability to leverage the infrastructure designed to service the Funds on behalf of their other clients; (e) the Investment Advisers’ ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Advisers’ ability to negotiate better pricing with custodians on behalf of their other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Advisers and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

151

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Advisers, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Advisers; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Advisers and their affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Advisers and their affiliates; (d) the Investment Advisers’ ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Advisers’ knowledge and experience gained from managing other accounts and products; (f) the Investment Advisers’ ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Advisers, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Advisers and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by its respective Investment Adviser, the Investment Advisers’ costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Advisers’ continued management likely would benefit each applicable Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2018.

152

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 Trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
∎	MLP & Energy Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline Kraus, Secretary

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Copyright 2017 Goldman Sachs & Co. LLC All rights reserved. 110551-OTU-651518 MSFISAR-17 / 77K

Goldman Sachs Funds

Semi-Annual Report	September 30, 2017

Municipal Fixed Income Funds
Dynamic Municipal Income
High Yield Municipal
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

∎	DYNAMIC MUNICIPAL INCOME

∎	HIGH YIELD MUNICIPAL

∎	SHORT DURATION TAX-FREE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic investment options, tax-free income opportunities, and access to areas of specialization such as high yield securities

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market generated positive returns during the six months ended September 30, 2017 (the “Reporting Period”), driven by a flattening municipal bond yield curve and supportive supply and demand dynamics. (Yield curve indicates a spectrum of maturities. A flattening yield curve means the differential in yields between longer-term and shorter-term maturities decreased; opposite of steepening yield curve.)

When the Reporting Period began in the second quarter of 2017, municipal bond prices fell, and the yield curve steepened. Yields continued to rise as the market anticipated pro-growth policies from the new Administration in Washington, D.C. However, during the rest of the Reporting Period, concerns about the Federal Reserve’s (the “Fed”) interest rate policy and strengthening market technicals, or supply and demand factors, drove down municipal bond yields, which pushed up prices, and the yield curve flattened. Municipal bond yields were also pressured by signs that the Administration’s policy agenda may not be quickly implemented.

Shorter-term municipal yields (as represented by two-year maturities) fell during the Reporting Period overall, and longer-term municipal yields fell even more. As a result, the municipal yield curve flattened. The yield on a two-year AAA-rated municipal security decreased two basis points to 1.00%; the yield on a 10-year AAA-rated municipal security fell 25 basis points to 2.00%; and the yield on a 30-year AAA-rated municipal security decreased 21 basis points to 2.84%. (A basis point is 1/100th of a percentage point.) By comparison, the yield on a two-year U.S. Treasury security rose 23 basis points to 1.48%; the yield on a 10-year U.S. Treasury fell six basis points to 2.33%; and the yield on a 30-year U.S. Treasury security decreased 15 basis points to 2.86%. (Sources: GSAM, MMD and Bloomberg.)

During the Reporting Period, supply and demand factors had a positive impact on the municipal bond prices with net negative supply especially supportive during the summer of 2017. (Net negative supply means more bonds matured or were redeemed than were issued.) Primary market issuance dropped, with approximately $194 billion of new supply, and demand strengthened. Municipal bond mutual funds saw average investment inflows of $524 million per week during the Reporting Period. (Source: Lipper.)

Regarding individual credits, Illinois passed a full-year budget during the Reporting Period. The state had not had a full-year budget since fiscal 2015 due to political infighting within its General Assembly. Amongst other matters, the Democratic majority in the Illinois House and Senate had been vying over an increase in the state’s income tax to help eliminate Illinois’ structural budgetary imbalance, pay off a significant backlog of past due bills and stabilize the state’s financial position. The Republican governor, who ran on an anti-tax platform, vowed to back such an increase but only if various political and economic reforms were authorized in return. For nearly two years, lawmakers were not able to reach a compromise. During that time, Illinois was downgraded multiple times by credit rating agencies, and consequently, its borrowing costs escalated compared to other states. On July 6, 2017, the Illinois House overrode a budget veto by the governor to end the budget impasse. Illinois municipal bonds rallied leading up to and after the passing of the budget. The end of the budget impasse was an important step for Illinois in stabilizing its fiscal position. That said, long-term financial challenges remain in terms of the state paying down its backlog of past due bills and in managing the projected growth of pension obligations.

2

MARKET REVIEW

High Yield Municipals

During the Reporting Period, the high yield municipal bond market slightly outperformed the investment grade municipal bond market. The main drivers of outperformance were general obligation bonds and water and sewer bonds. Both segments rose by more than 7%, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, during the Reporting Period. As a result of ongoing government negotiations and natural disasters, Puerto Rico’s municipal bonds significantly trailed the Bloomberg Barclays High Yield Municipal Index for the Reporting Period as a whole.

Looking Ahead

At the end of the Reporting Period, municipal bond market technicals were mixed, in our view, with both supply and demand increasing. We believe Fed monetary policy and potential additional interest rate hikes could weigh on the market in the near term. That said, we also think higher interest rates could make the tax-exempt benefits of municipal bonds even more attractive and could boost the relative performance of the asset class. In addition, while tax reform is a key part of the Administration’s policy agenda, there has not been sufficient detail to understand what impact it might have on the municipal bond market. We expect uncertainty on this issue to create some market volatility in the coming months. Meanwhile, we anticipate an increase in infrastructure investment by states and municipalities, and we expect their governments to take advantage of continued low interest rates to issue debt. We also expect to see more headlines around pension cost escalation, as this remains a serious challenge for some states and localities.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Goldman Sachs Municipal Fixed Income Funds invested in the most tax-efficient manner.

3

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and Investor Shares generated cumulative total returns, without sales charges, of 3.07%, 2.69%, 3.25%, 2.99% and 3.21%, respectively. These returns compare to the 2.13% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited overall from its sector positioning and bottom-up issue selection. In addition, the Fund’s duration and yield curve positioning contributed positively to results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	As the state of Illinois passed a budget for the first time in two years, the Fund was aided by its overweight position relative to the Index in Illinois municipal bonds. Overweights in the tobacco and hospital sectors also added to the Fund’s relative results. Conversely, the Fund’s overweight compared to the Index in Puerto Rico credits detracted modestly from returns, as the commonwealth’s municipal bonds performed poorly during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning added to relative results. The Fund’s long duration position versus that of the Index contributed positively to performance as municipal yields fell during the Reporting Period overall. By the end of the Reporting Period, we had shifted the Fund’s duration to a position shorter than that of the Index. The Fund was also helped by its yield curve positioning relative to the Index, especially its exposure to the longer-maturity segment of the municipal yield curve, as the yield curve flattened.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve. The municipal yield curve flattened during the Reporting Period overall, as yields on shorter-term maturity municipal bonds fell less than those on longer-term maturity municipal bonds. Municipal inverse variable rate securities have an inverse relationship to short-term interest rates—the interest rate they pay generally increases as short-term interest rates fall and vice versa—and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The Fund also employed U.S. Treasury futures to manage U.S. interest rate duration. To manage against potential changes in interest rates, the Fund used interest rate swap contracts during the Reporting Period overall. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

4

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposures to hospital and general obligation bonds. We decreased the Fund’s allocations to pre-refunded, special tax and tobacco bonds. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value—sometimes significantly.) Also, during the Reporting Period, we increased the Fund’s exposures to A-rated and BBB-rated issues. We decreased its exposure to other lower credit quality rated municipal bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held a shorter duration position compared to that of the Index. It was underweight relative to the Index in higher credit quality investment grade municipal bonds and overweight in BBB-rated and other lower credit quality issues. Relative to the Index, the Fund had underweight positions in New York and California municipal bonds. It was overweight in Illinois municipal bonds and slightly overweight in Puerto Rico municipal bonds compared to the Index.

5

FUND BASICS

Dynamic Municipal Income Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Municipal Bond 1-10 Yr Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	3.07%	2.13%	2.25%	2.20%	3.98%
Class C	2.69	2.13	1.59	1.53	2.81
Institutional	3.25	2.13	2.68	2.62	4.73
Service	2.99	2.13	2.19	2.13	3.87
Investor	3.21	2.13	2.59	2.53	4.58

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2016 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.67%	2.05%	3.83%	4.55%	7/20/93
Class C	-0.68	2.08	3.45	3.68	8/15/97
Institutional	1.42	3.18	4.58	4.83	8/15/97
Service	0.93	2.67	4.05	4.33	8/15/97
Investor	1.38	3.09	N/A	4.54	7/30/10

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Investor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.75%	0.83%
Class C	1.50	1.58
Institutional	0.41	0.49
Service	0.91	0.99
Investor	0.50	0.58

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

8

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated cumulative total returns, without sales charges, of 4.34%, 3.95%, 4.39% and 4.36%, respectively. These returns compare to the 3.33% cumulative total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The	High Yield Municipal Fund Composite is composed 60% of the Bloomberg Barclays High Yield Municipal Bond Index (with dividends reinvested) and 40% of the Bloomberg Barclays Municipal Bond Index (with dividends reinvested), which generated cumulative total returns of 3.52% and 3.04%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund benefited overall from sector positioning and bottom-up individual issue selection during the Reporting Period. In addition, the Fund’s duration and yield curve positioning bolstered results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s overweight position relative to the High Yield Municipal Composite in Illinois credits contributed positively to performance, as the state passed a budget for the first time in two years. Although the Fund was hampered by an underweight position in the tobacco sector, which posted strong returns, it was helped by individual issue selection within the sector. An overweight

in	Puerto Rico municipal bonds detracted from Fund results, as the commonwealth’s municipal bonds performed poorly during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period, the Fund’s duration and yield curve positioning contributed positively to relative performance. The Fund’s short duration position versus that of the High Yield Municipal Composite particularly added to returns as municipal yields rose during the second quarter of 2017. The Fund was also helped by its yield curve positioning relative to the High Yield Municipal Composite, especially its exposure to the longer-maturity segment of the municipal yield curve, as the yield curve flattened, meaning the differential between longer-term and shorter-term yields decreased.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund took a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. In addition, the Fund employed interest rate swaps, tied to LIBOR (London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements), to manage the Fund’s duration position during the Reporting Period. Also during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve. The municipal yield curve flattened during the Reporting Period overall as yields on shorter-term maturity municipal bonds fell less than those on longer-term maturity municipal bonds. Municipal inverse variable rate securities have an inverse relationship to

9

PORTFOLIO RESULTS

short-term interest rates—the interest rate they pay generally increases as short-term interest rates fall and vice versa—and they therefore have the potential to increase or decrease the Fund’s income. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we decreased the Fund’s exposure to the water and sewer sector as well as its exposure to the tobacco sector. We increased the Fund’s allocations to general obligation bonds and Illinois credits.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the High Yield Municipal Composite in the tobacco sector. Compared to the High Yield Municipal Composite, the Fund was overweight A-rated and BBB-rated issues and underweight below investment grade credits.

10

FUND BASICS

High Yield Municipal Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Goldman Sachs High Yield Municipal Fund Composite Index[2]	Bloomberg Barclays Municipal High Yield Bond Index[3]	Bloomberg Barclays Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	4.34%	3.33%	3.52%	3.04%	2.85%	2.78%	5.04%
Class C	3.95	3.33	3.52	3.04	2.23	2.16	3.94
Institutional	4.39	3.33	3.52	3.04	3.27	3.25	5.78
Investor	4.36	3.33	3.52	3.04	3.23	3.16	5.71

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Bloomberg Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested) and the Bloomberg Barclays Municipal Bond Index (40%) (with dividends reinvested)

[3]	The Bloomberg Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg Barclays Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Barclays Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2016 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.94%	4.18%	3.30%	4.62%	4/3/00
Class C	0.91	4.36	3.01	4.11	4/3/00
Institutional	2.98	5.45	4.10	5.25	4/3/00
Investor	3.02	5.42	N/A	6.67	7/30/10

[7]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Investor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.85%	0.92%
Class C	1.60	1.67
Institutional	0.56	0.58
Investor	0.60	0.67

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

12

FUND BASICS

SECTOR ALLOCATION[9]
Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

13

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and Investor Shares generated cumulative total returns, without sales charges, of 1.03%, 0.83%, 1.28%, 1.02% and 1.16%, respectively. These returns compare to the 0.89% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy added modestly to relative results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.) Sector positioning and bottom-up issue selection overall also enhanced relative returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund benefited from an overweight relative to the Index in Illinois credits, which performed well as the state passed a budget for the first time since 2015. The Fund’s lower credit quality bias also added to relative returns, as municipal credit spreads (yield differentials versus taxable bonds of comparable maturity) tightened during the Reporting Period. On the other hand, the Fund’s investments in Puerto Rico credits detracted from results, as Puerto Rico municipal bonds performed poorly during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period, the Fund’s duration and yield curve positioning contributed positively to relative returns. More specifically, the Fund’s longer duration position relative to that of the Index added modestly to performance as municipal yields fell during the Reporting Period overall. The Fund was also helped by its yield curve positioning compared to the Index, especially its exposure to the longer-maturity segment of the municipal yield curve, as the yield curve flattened, meaning the differential between longer-term and shorter-term yields decreased.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund took a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We reduced the Fund’s exposures to appropriation, tobacco and airport credits during the Reporting Period. We increased its exposures to general obligation and hospital bonds. In addition, we increased the Fund’s allocation to the municipal debt of Texas and decreased its allocation to the municipal debt of Illinois.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a slightly long duration position compared to that of the Index but in line with the Fund’s historical range. It was overweight relative to the Index in higher credit quality AAA-rated issues, BBB-rated issues and lower credit quality rated municipal bonds. In addition, the Fund was underweight California and Florida municipal bonds at the end of the Reporting Period.

14

FUND BASICS

Short Duration Tax-Free Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Municipal Bond 1–3 Year Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	1.03%	0.89%	0.94%	0.88%	1.66%
Class C	0.83	0.89	0.56	0.15	0.99
Institutional	1.28	0.89	1.26	1.23	2.23
Service	1.02	0.89	0.76	0.73	1.34
Investor	1.16	0.89	1.21	1.14	2.14

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2016 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.80%	0.43%	1.80%	2.55%	5/1/97
Class C	-0.35	0.31	1.43	1.91	8/15/97
Institutional	1.00	1.06	2.29	3.20	10/1/92
Service	0.50	0.56	1.79	2.66	9/20/94
Investor	0.95	0.98	N/A	1.40	7/30/10

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service and Investor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.75%
Class C	1.09	1.50
Institutional	0.39	0.41
Service	0.89	0.91
Investor	0.44	0.50

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

16

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

17

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – 97.7%
Alabama – 2.5%
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)(a)
$2,500,000	5.750%	10/01/20	$2,834,375
Black Belt Energy Gas District RB Series 2016 A (NR/A1)(b)(c)
5,000,000	4.000	06/01/21	5,400,900
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
575,000	5.000	11/15/17	576,714
100,000	5.000	11/15/21	100,324
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
150,000	5.000	10/01/24	173,926
150,000	5.000	10/01/25	172,444
725,000	5.000	10/01/30	809,579
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
700,000	5.000	10/01/44	781,032
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/21	1,089,700
13,500,000	6.000	10/01/42	15,834,690
6,900,000	6.500	10/01/53	8,278,206

			36,051,890

Alaska – 0.2%
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(d)
37,350,000	0.000	06/01/46	3,503,430

Arizona – 2.0%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(e)
12,925,000	(3 Mo. LIBOR + 0.81%), 1.680	01/01/37	11,310,021
Arizona State University System RB Refunding Series 2015 B (AA/Aa3)
3,000,000	5.000	07/01/19	3,203,160
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (AAA/Aa2)
7,000,000	5.000	07/01/30	8,458,310
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
2,200,000	7.250	02/01/40	2,354,418
Maricopa County IDA RB for Banner Health Series 2017 A (AA-/NR)(f)
2,280,000	4.000	01/01/41	2,343,452
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2003 A-2 (AMT) (A-/NR)(b)(c)
1,410,000	1.600	03/01/18	1,411,086

			29,080,447

Municipal Bonds – (continued)
Arkansas – 0.9%
Arkansas State Development Finance Authority Hospital RB Refunding for Washington Regional Medical Center Series 2015 B (NR/A3)
770,000	3.000	02/01/18	774,612
1,845,000	3.000	02/01/19	1,884,170
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (AA+/NR)
330,000	5.500	07/01/23	333,284
City of Little Rock Sewer RB Refunding Series 2015 (NR/Aa3)
1,000,000	4.000	04/01/21	1,090,870
Pulaski County Little Rock School District Construction GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa2)
5,185,000	3.000	02/01/24	5,422,421
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
3,335,000	3.000	02/01/23	3,465,865

			12,971,222

California – 13.4%
Alameda County Oakland Unified School District GO Refunding Bonds Series 2015 (AA-/NR)
1,500,000	5.000	08/01/19	1,610,085
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series B (AGM) (AA/Aa2)(d)
1,000,000	0.000	08/01/37	498,690
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
875,000	4.000	09/01/24	957,232
745,000	4.000	09/01/25	812,452
535,000	4.000	09/01/26	581,818
590,000	4.000	09/01/27	637,743
575,000	4.000	09/01/28	616,400
465,000	4.000	09/01/29	489,943
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
785,000	5.000	05/01/40	904,948
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (BB+/NR)(d)
31,220,000	0.000	06/01/55	2,255,645
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (AA-/Aa2)(a)
5,000,000	5.000	11/01/19	5,414,550
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (A+/A1)
500,000	5.000	02/01/42	572,065
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A+/A1)
375,000	5.000	11/15/28	464,385
350,000	5.000	11/15/29	428,830
565,000	5.000	11/15/30	684,927
1,000,000	5.000	11/15/42	1,162,940
12,000,000	5.000	11/15/56	13,797,840

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA-/Aa3)(a)
$1,000,000	6.500%	10/01/18	$1,055,420
California Municipal Finance Authority RB for California Baptist University Series 2016 A (NR/NR)(g)
650,000	5.000	11/01/46	685,698
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
1,300,000	5.000	02/01/34	1,485,107
1,150,000	5.000	02/01/35	1,309,781
450,000	5.000	02/01/42	502,924
1,450,000	5.000	02/01/47	1,618,316
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
400,000	5.000	06/01/35	438,868
California State Kindergarten GO Bonds Series 2004 B3 (AA+/Aa1)(b)(c)
2,000,000	0.860	10/02/17	2,000,000
California State Various Purpose GO Bonds Series 2009 (AA-/Aa3)
5,000,000	5.250	10/01/25	5,410,300
5,000,000	6.500	04/01/33	5,400,650
2,750,000	6.000	04/01/38	2,945,360
California State Various Purpose GO Bonds Series 2010 (AA-/Aa3)
1,250,000	6.000	03/01/33	1,394,700
1,500,000	5.500	03/01/40	1,646,790
California State Various Purpose GO Bonds Series 2017 (AA-/Aa3)
1,500,000	5.000	08/01/46	1,738,665
California State Veterans GO Refunding Bonds Series 2015 CM (AMT) (AA/Aa2)
840,000	4.000	12/01/32	890,408
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
345,000	5.000	09/01/30	392,741
375,000	5.000	09/01/37	418,781
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (AA-/NR)(a)
1,435,000	5.750	08/15/18	1,494,552
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,247,360
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
150,000	5.000	04/01/30	176,934
70,000	5.000	04/01/31	81,997
385,000	4.000	04/01/32	407,134
455,000	4.000	04/01/34	474,365
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB/NR)(g)
1,725,000	5.000	12/01/31	1,930,482
1,000,000	5.250	12/01/56	1,086,870

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF – Irvine, LLC Series 2017 (NR/Baa1)
975,000	5.000	05/15/42	1,124,497
1,000,000	5.000	05/15/47	1,147,960
800,000	5.000	05/15/50	913,384
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
15,000	5.250	10/01/19	15,046
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(d)
3,500,000	0.000	06/01/34	1,944,180
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(g)
625,000	4.000	09/01/28	642,013
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (AA/NR)
275,000	3.125	08/01/35	267,820
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (BBB-/Baa3)(b)(c)
675,000	5.500	01/15/23	769,331
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/32	560,860
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(d)
18,000,000	0.000	06/01/47	2,352,240
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(d)
19,500,000	0.000	06/01/47	2,298,660
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
10,000,000	5.000	06/01/45	11,344,600
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B/B3)
3,915,000	5.300	06/01/37	3,979,284
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
650,000	5.000	09/01/25	776,269
650,000	5.000	09/01/26	779,057
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
480,000	5.000	09/01/25	570,562
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
430,000	5.000	09/01/26	512,736
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
180,000	4.000	09/01/25	200,088
175,000	4.000	09/01/26	194,667

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Lammersville Joint Unified School District No. 2002 Special Tax Refunding for Community Facilities Series 2017 (AGM) (AA/NR)
$3,000,000	3.500%	09/01/35	$2,952,780
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA+/Aa1)(a)
5,000,000	5.250	08/01/20	5,580,550
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(d)
2,000,000	0.000	08/01/37	937,140
4,500,000	0.000	08/01/38	2,017,080
4,500,000	0.000	08/01/39	1,924,290
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A+/NR)(d)
1,205,000	0.000	08/01/26	946,841
Metropolitan Water District RB Series 2017 A (AAA/Aa1)(b)(c)
2,000,000	0.890	10/02/17	2,000,000
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
1,750,000	6.500	11/01/39	2,491,458
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
3,500,000	6.125	11/01/29	4,458,160
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa2)(h)
5,000,000	0.000	08/01/35	4,680,250
Palomar Pomerado Health COPS Series 2009 (NR/WR)(a)
2,500,000	6.750	11/01/19	2,794,300
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(d)
2,150,000	0.000	08/01/31	1,354,393
4,150,000	0.000	08/01/32	2,502,699
3,500,000	0.000	08/01/33	2,014,705
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(h)
6,450,000	0.000	08/01/38	7,799,147
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A1)
4,000,000	5.000	05/01/31	4,511,160
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
590,000	4.000	09/01/23	645,472
320,000	4.000	09/01/24	350,073
400,000	4.000	09/01/25	435,916
490,000	4.000	09/01/26	529,651
305,000	4.000	09/01/27	327,207
500,000	4.000	09/01/28	532,785
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,980,000	5.000	09/01/27	5,237,018
1,000,000	5.375	09/01/31	1,080,920
485,000	5.250	09/01/34	514,958

Municipal Bonds – (continued)
California – (continued)
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
750,000	5.000	09/01/25	868,650
1,000,000	5.000	09/01/27	1,174,100
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Series 2017 (NR/NR)
1,075,000	5.000	09/01/26	1,252,966
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(e)
5,000,000	(3 Mo. LIBOR + 0.53%), 1.412	12/01/35	4,507,100
San Diego County Water Authority COPS Series 2008 A (AGM) (AA/Aa2)(a)
830,000	5.000	05/01/18	849,563
San Diego County Water Authority COPS Series 2008 A (AGM) (AAA/Aa2)(a)
4,170,000	5.000	05/01/18	4,268,287
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(d)
5,000,000	0.000	07/01/39	2,306,500
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500	05/01/28	2,359,580
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2016 C (A-/NR)
1,000,000	5.000	08/01/33	1,175,250
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (A/A3)(d)
1,605,000	0.000	01/15/26	1,250,070
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB/NR)
1,000,000	5.000	01/15/29	1,151,830
Stockton Unified School District GO Refunding Bonds Series 2016 (A+/A2)
2,735,000	5.000	08/01/25	3,366,785
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
1,650,000	5.375	06/01/38	1,649,984
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(e)
5,000,000	(3 Mo. LIBOR + 0.74%, 12.00% Cap), 1.621	05/15/43	4,242,550
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (A/A3)
725,000	5.250	09/01/19	725,718
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (AA-/A3)(d)
1,175,000	0.000	08/01/25	967,331

			190,253,167

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Colorado – 3.3%
Adams County School District No. 1 GO Bonds for Mapleton Public Schools Series 2017 (ST AID WITHHLDG) (NR/Aa2)
$7,235,000	5.250%	12/01/40	$8,536,577
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
1,295,000	4.500	12/01/29	1,317,947
Centerra Metropolitan District No. 1 Special RB Refunding & Improvement Bonds Series 2017 (NR/NR)
4,000,000	5.000	12/01/29	4,359,240
500,000	5.000	12/01/47	514,480
Colorado Health Facilities Authority RB Refunding for Christian Living Neighborhoods Project Series 2016 (NR/NR)
200,000	4.000	01/01/18	201,048
200,000	4.000	01/01/19	204,538
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
625,000	4.000	12/01/19	654,956
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
1,150,000	5.000	06/01/47	1,265,552
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
500,000	3.500	12/01/21	507,440
500,000	4.500	12/01/27	522,910
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/29	5,901,700
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(g)
4,995,000	5.000	12/01/25	5,775,818
2,490,000	5.000	12/01/26	2,879,735
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(e)
5,000,000	(3 Mo. LIBOR + 1.10%, 15.00% Cap), 1.982	12/01/33	4,450,450
Dominion Water & Sanitation District Tap Fee RB Series 2016 (NR/NR)
925,000	5.750	12/01/36	969,317
2,500,000	6.000	12/01/46	2,612,100
E-470 Public Highway Authority RB Series 2010 A (A-/A3)(d)
6,000,000	0.000	09/01/40	2,325,540
E-470 Public Highway Authority Senior RB Series 2017 B (A-/A3)(b)
2,000,000	(1 Mo. LIBOR + 1.05%, 10.00% Cap), 1.877	09/01/21	2,030,400
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
500,000	4.375	12/01/31	492,450
500,000	5.000	12/01/46	506,270
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/Baa2)
350,000	5.000	12/01/32	400,999

			46,429,467

Municipal Bonds – (continued)
Connecticut – 1.2%
Connecticut State GO Refunding Bonds Series 2017 B (A+/A1)
5,000,000	5.000	04/15/28	5,932,150
Hartford County Metropolitan District GO Bonds Series 2016 C (AGM) (AA/Aa3)
5,540,000	5.000	11/01/26	6,569,443
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(g)
3,760,000	7.000	02/01/45	3,985,036

			16,486,629

Delaware – 0.6%
New Castle County Delaware GO Bonds Series 2015 (AAA/Aaa)
5,000,000	5.000	10/01/26	6,136,250
University of Delaware RB Series 2015 (AA+/Aa1)
1,805,000	5.000	11/01/33	2,109,287

			8,245,537

District of Columbia – 2.5%
District of Columbia GO Bonds Series 2007 A (NATL-RE) (AA/Aa1)
10,080,000	3.000	06/01/30	10,084,335
District of Columbia GO Refunding Bonds Series 2017 A (AA/Aa1)
10,000,000	5.000	06/01/35	11,915,900
1,300,000	4.000	06/01/37	1,391,377
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
885,000	6.500	05/15/33	998,802
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AAA/Aa1)(a)
5,000,000	6.000	10/01/18	5,249,850
District of Columbia Water & Sewer Authority RB Refunding Public Utility Subordinate Lien Series 2016 A (AA+/Aa2)
5,000,000	5.000	10/01/36	5,847,050

			35,487,314

Florida – 11.2%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB-/NR)
360,000	2.500	05/01/24	349,743
370,000	3.000	05/01/25	366,770
380,000	3.000	05/01/26	374,893
395,000	3.125	05/01/27	391,599
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
395,000	4.250	05/01/27	379,634
410,000	4.750	05/01/36	383,535
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A/NR)
455,000	5.000	05/01/19	472,777
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
210,000	5.000	05/01/28	211,604

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
$605,000	5.375%	05/01/28	$602,804
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
175,000	2.250	05/01/22	174,470
175,000	2.500	05/01/23	174,365
180,000	2.500	05/01/24	176,562
185,000	3.000	05/01/25	184,748
195,000	3.000	05/01/26	193,247
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
100,000	4.500	11/01/25	102,374
185,000	5.000	11/01/36	190,293
320,000	5.000	11/01/48	321,881
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
495,000	4.250	05/01/29	526,180
490,000	4.500	05/01/35	510,943
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
135,000	2.500	05/01/23	134,510
140,000	2.750	05/01/24	139,413
145,000	3.000	05/01/25	144,803
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
315,000	3.500	05/01/23	328,794
325,000	3.500	05/01/24	338,575
340,000	3.500	05/01/25	352,611
350,000	3.500	05/01/26	360,469
365,000	3.500	05/01/27	372,453
Bellagio Community Development District Special Assessment Bond Series 2016 (BBB-/NR)
160,000	2.500	11/01/22	158,640
160,000	2.750	11/01/23	159,288
170,000	3.000	11/01/25	168,431
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
235,000	2.500	05/01/23	231,618
245,000	2.500	05/01/24	237,305
250,000	3.000	05/01/25	246,157
255,000	3.000	05/01/26	248,763
535,000	4.250	05/01/37	551,435
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(g)
1,250,000	5.500	10/01/36	1,226,900
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A/A1)
1,000,000	4.000	10/01/34	1,048,120
City of West Palm Beach Utility System RB Series 2017 A (AA+/Aa2)
15,000,000	5.000	10/01/42	17,433,300

Municipal Bonds – (continued)
Florida – (continued)
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
790,000	5.375	05/01/36	790,126
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB-/NR)
880,000	2.375	05/01/23	863,033
900,000	2.500	05/01/24	878,571
925,000	2.750	05/01/25	906,343
920,000	3.000	05/01/26	913,100
985,000	3.200	05/01/27	988,664
1,015,000	3.250	05/01/28	1,018,766
1,500,000	3.750	05/01/46	1,421,745
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
129,000	3.000	05/01/23	130,455
133,000	3.250	05/01/24	134,731
138,000	3.500	05/01/25	140,484
143,000	3.625	05/01/26	146,122
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (A-/NR)
195,000	2.875	05/01/21	199,842
200,000	3.000	05/01/22	205,170
205,000	3.250	05/01/23	211,228
210,000	3.375	05/01/24	215,805
220,000	3.500	05/01/25	227,251
215,000	4.125	05/01/35	223,503
Crossings at Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (A/A3)(a)
125,000	4.750	10/01/17	125,000
Crossings at Fleming Island Community Development District Special Assessment RB Refunding Senior Lien Series 2014 A-1 (BBB/NR)
2,025,000	4.000	05/01/24	2,131,333
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
700,000	3.750	05/01/34	721,609
965,000	4.000	05/01/37	1,006,350
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)(a)
1,000,000	6.250	10/01/19	1,103,410
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
1,000,000	4.250	05/01/26	1,024,450
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
920,000	5.000	11/15/36	953,644
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (AA-/Aa3)
2,050,000	5.000	10/01/21	2,333,167

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
$370,000	3.375%	05/01/21	$366,855
550,000	3.875	05/01/26	537,609
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)(g)
265,000	4.000	05/01/24	283,651
265,000	4.000	05/01/25	282,469
140,000	4.000	05/01/26	149,206
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
215,000	4.000	05/01/24	232,411
225,000	4.000	05/01/25	243,317
235,000	4.000	05/01/26	253,946
240,000	4.000	05/01/27	259,224
250,000	4.000	05/01/28	267,875
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/23	605,925
605,000	3.500	05/01/24	625,485
630,000	3.625	05/01/25	650,885
650,000	3.750	05/01/26	669,455
1,000,000	4.200	05/01/31	1,055,760
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,225,000	4.250	05/01/31	1,301,710
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR)
305,000	4.250	11/01/22	309,127
475,000	4.875	11/01/27	493,952
1,100,000	5.375	11/01/37	1,149,126
1,000,000	5.500	11/01/47	1,042,380
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Six Project Series 2017 (NR/NR)
115,000	4.875	11/01/27	119,589
500,000	5.500	11/01/47	521,190
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(g)
635,000	3.650	05/01/22	638,175
520,000	4.300	05/01/27	525,054
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
1,850,000	4.250	05/01/25	1,870,942
1,710,000	4.875	05/01/35	1,734,282
985,000	4.875	05/01/45	976,844
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
500,000	4.000	05/01/22	503,750
940,000	4.625	05/01/27	979,066
1,000,000	5.250	05/01/37	1,065,010

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
450,000	4.000	05/01/21	456,498
235,000	4.250	05/01/26	240,607
5,190,000	5.000	05/01/36	5,425,419
5,160,000	5.125	05/01/46	5,364,852
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)
330,000	3.500	05/01/25	342,467
340,000	3.500	05/01/26	350,428
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
930,000	5.375	05/01/30	928,698
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A-/NR)
750,000	4.450	05/01/30	803,063
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/A1)
1,200,000	6.000	02/01/30	1,369,152
1,500,000	6.000	02/01/31	1,710,930
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A+/A1)(g)
9,500,000	5.000	03/01/30	10,782,310
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
250,000	4.000	11/01/23	256,310
250,000	4.750	11/01/27	262,925
850,000	5.125	11/01/39	892,636
2,350,000	5.250	11/01/49	2,493,773
Miami-Dade County Aviation RB for Miami International Airport Series 2007 A (AMT) (NATL-RE) (A/A2)
5,000,000	5.000	10/01/39	5,000,000
Miami-Dade County IDA Solid Waste Disposal RB for Waste Management Inc. Project Series 2008 (A-/NR)(b)(c)
4,000,000	1.450	08/01/18	3,999,960
Miromar Lakes Community Development District Capital Impovement RB Refunding Series 2015 (NR/NR)
615,000	3.500	05/01/20	618,339
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/40	1,386,275
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2016 (NR/NR)
3,285,000	5.875	11/01/37	3,561,663
3,500,000	6.000	11/01/47	3,720,115
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
520,000	2.500	05/01/22	519,324
530,000	2.750	05/01/23	529,178
350,000	3.750	05/01/31	350,504
1,045,000	4.000	05/01/36	1,051,887

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
$500,000	3.500%	05/01/21	$500,210
300,000	4.000	05/01/27	300,372
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/33	1,353,634
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
800,000	4.250	11/01/25	808,208
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
890,000	4.000	05/01/35	892,821
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
425,000	3.000	05/01/23	429,794
435,000	3.250	05/01/24	440,664
450,000	3.450	05/01/25	456,601
465,000	3.625	05/01/26	475,151
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
350,000	2.500	11/01/23	343,588
355,000	2.750	11/01/24	349,820
370,000	3.000	11/01/25	366,585
585,000	4.250	11/01/37	601,696
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (NR/Aa3)(a)
2,000,000	6.500	11/15/19	2,220,400
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
265,000	2.500	05/01/23	265,408
275,000	2.500	05/01/24	272,687
280,000	3.000	05/01/25	281,887
290,000	3.000	05/01/26	286,964
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
190,000	2.500	05/01/23	189,310
190,000	2.500	05/01/24	186,371
200,000	3.000	05/01/25	199,728
205,000	3.000	05/01/26	203,157
1,135,000	3.500	05/01/31	1,145,896
1,370,000	4.000	05/01/36	1,408,059
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (A/A3)
305,000	4.500	05/01/18	310,899
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
220,000	3.625	05/01/21	223,718
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (BBB/NR)
205,000	3.000	05/01/27	200,312
215,000	3.125	05/01/28	211,093

Municipal Bonds – (continued)
Florida – (continued)
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
350,000	3.625	11/01/20	350,563
530,000	4.375	11/01/25	533,244
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (BBB/NR)
1,000,000	4.250	05/01/31	1,053,640
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB-/NR)
365,000	2.125	05/01/22	357,868
375,000	2.250	05/01/23	363,847
380,000	2.500	05/01/24	369,174
390,000	2.625	05/01/25	376,798
405,000	3.000	05/01/26	399,557
415,000	3.125	05/01/27	411,427
430,000	3.250	05/01/28	426,947
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,570,000	3.750	05/01/26	1,547,298
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(g)
345,000	3.250	05/01/24	349,492
360,000	3.500	05/01/25	366,480
370,000	3.625	05/01/26	378,077
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
750,000	4.750	11/01/25	760,650
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A+/NR)
500,000	4.250	05/01/30	530,605
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
360,000	4.000	05/01/26	386,478
355,000	4.000	05/01/27	380,077
365,000	4.000	05/01/28	387,367
380,000	4.000	05/01/29	400,087
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (BAM) (AA/NR)
2,000,000	3.500	05/01/32	2,021,100
2,385,000	4.000	05/01/37	2,436,397
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
220,000	2.750	11/01/24	216,790
225,000	3.000	11/01/25	222,923
230,000	3.200	11/01/26	230,357
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
795,000	5.500	05/01/34	826,037
925,000	5.750	05/01/44	971,897
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
2,150,000	4.000	05/01/31	2,209,620

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date		Value
Municipal Bonds – (continued)
Florida – (continued)
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
$2,420,000	5.500%		11/01/45		$2,519,075
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875		05/01/36		135,983
250,000	5.000		05/01/47		249,607
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (BBB+/NR)
1,470,000	4.500		05/01/36		1,488,331

					159,698,318

Georgia – 1.0%
Atlanta Airport RB Refunding Series 2012 C (AMT) (AA-/Aa3)
1,250,000	5.000		01/01/27		1,405,625
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2008 (A-/A3)(b)(c)
3,500,000	1.650		06/18/21		3,424,435
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BBB-/NR)
700,000	5.000		03/01/27		784,112
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa2)(a)
4,075,000	5.250		07/01/19		4,370,763
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(e)
5,200,000	(3 Mo. LIBOR + 0.65%), 1.520		10/01/33		4,569,656

					14,554,591

Guam – 1.4%
Guam Government Business Privilege Tax RB Refunding Series 2015 D (A/NR)
3,000,000	5.000		11/15/22		3,364,650
Guam Government Business Privilege Tax RB Series 2012 B-1 (A/NR)
2,980,000	5.000		01/01/29		3,146,880
Guam Government Limited Obligation RB Section 30 Series 2009 A (BBB+/NR)(a)
850,000	5.625		12/01/19		932,288
750,000	5.750		12/01/19		824,603
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
2,755,000	5.000		12/01/25		3,197,067
2,255,000	5.000		12/01/26		2,626,669
2,000,000	5.000		12/01/27		2,314,120
Guam Power Authority RB 2014 Series A (AGM) (AA/A2)
325,000	5.000		10/01/39		359,531
250,000	5.000		10/01/44		275,233
Guam Power Authority RB Refunding Series 2012 A (AGM) (AA/A2)
1,500,000	5.000		10/01/24		1,696,905

Municipal Bonds – (continued)
Guam – (continued)
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
1,030,000		5.000		01/01/46		1,101,946

						19,839,892

Hawaii – 0.4%
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (AMT) (A-/Baa2)
5,025,000		4.000		03/01/37		5,201,176

Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A-/A3)
1,000,000		6.750		11/01/37		1,056,790
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (BB+/Ba1)
2,000,000		2.750		10/01/24		1,941,540

						2,998,330

Illinois – 9.1%
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A/NR)
3,550,000		6.000		04/01/46		4,176,894
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (A/A3)(d)
1,895,000		0.000		12/01/26		1,329,058
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (A/A3)(d)
2,880,000		0.000		12/01/29		1,739,347
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (BBB+/Ba1)(d)
510,000		0.000		01/01/31		276,721
Chicago Illinois Board of Education GO Bonds Series 2015 C (B/NR)
2,500,000		6.000		12/01/35		2,706,550
Chicago Illinois Board of Education GO Refunding Bonds Series 2015 A (B/NR)(c)
4,500,000		9.000		03/01/32		4,523,670
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (B/B3)
2,300,000		6.038		12/01/29		2,195,465
2,500,000		6.138		12/01/39		2,317,225
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (B/NR)
5,160,000		7.000		12/01/44		6,028,738
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (B/NR)
7,125,000		6.500		12/01/46		8,098,631
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(d)
750,000		0.000		01/01/32		384,817

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
$300,000	5.500%	01/01/37	$325,488
2,720,000	5.500	01/01/40	2,935,179
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
1,500,000	5.250	01/01/33	1,591,545
630,000	5.000	01/01/34	661,273
450,000	5.000	01/01/36	471,326
Chicago Illinois GO Bonds Project Refunding Series 2017 A (BBB+/NR)
3,375,000	6.000	01/01/38	3,909,094
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
640,000	5.000	01/01/40	660,237
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
150,000	5.000	01/01/34	155,260
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
1,320,000	5.500	01/01/39	1,433,005
Chicago Illinois GO Refunding Bonds Capital Appreciation Series 2007 C (NATL-RE) (A/A3)
5,000,000	5.000	01/01/30	5,033,800
Chicago Illinois GO Refunding Bonds for Taxable Project Series 2014 B (BBB+/Ba1)
3,000,000	6.314	01/01/44	3,207,840
Chicago Illinois GO Refunding Bonds Series 2009 C (BBB+/Ba1)
675,000	5.000	01/01/40	689,344
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
2,545,000	5.000	01/01/24	2,814,439
4,435,000	5.000	01/01/25	4,920,100
1,200,000	5.000	01/01/38	1,270,524
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A/A3)
2,500,000	5.500	01/01/29	2,899,725
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 A (AMT) (A/NR)
820,000	5.000	01/01/23	943,197
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (A/NR)
3,000,000	5.250	01/01/35	3,559,920
Chicago Illinois Sales Tax Refunding Series 2002 (AA/NR)
1,000,000	5.000	01/01/25	1,125,150
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A/NR)
1,135,000	5.000	06/01/20	1,219,421
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
475,000	5.250	01/01/42	543,372
1,330,000	4.000	01/01/52	1,346,359
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
600,000	5.000	11/01/29	693,180
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
1,500,000	5.000	11/01/26	1,769,460

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB for Edward Hospital Obligated Group RMKT 04/09/08 Series 2008 A (AMBAC) (A/WR)(a)
350,000	6.250	02/01/18	356,087
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,425,000	4.000	05/15/27	1,482,228
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
4,160,000	5.000	06/15/27	4,608,157
Illinois State GO Bonds Pension Funding Series 2003 (BBB-/Baa3)
4,165,000	5.100	06/01/33	4,212,065
Illinois State GO Bonds Series 2010-5 (BBB-/Baa3)
1,780,000	7.350	07/01/35	2,041,375
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
1,505,000	5.000	03/01/21	1,619,591
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,000,000	5.500	07/01/24	5,540,700
5,500,000	5.250	07/01/28	5,957,930
5,120,000	5.500	07/01/38	5,523,968
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
3,950,000	4.000	02/01/30	4,052,028
1,185,000	4.000	02/01/31	1,206,212
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2002 A (NATL-RE) (A/A3)
2,000,000	5.700	06/15/24	2,327,940
Metropolitan Pier & Exposition Authority Refunding Bonds for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BB+/NR)
1,000,000	5.000	12/15/28	1,068,460
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,272,431
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(d)
6,000,000	0.000	12/01/25	4,619,400
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
4,000,000	3.500	03/01/30	4,073,240
State of Illinois GO Bonds Series 2010-1 (BBB-/Baa3)
635,000	6.630	02/01/35	711,822

			128,628,988

Indiana – 0.3%
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 C (NATL-RE) (A/A3)
650,000	5.850	04/01/19	689,241
Whiting City Environmental Facilities RB for BP Products North America Inc. Project Series 2015 (AMT) (A-/A1)(b)(c)
3,000,000	5.000	11/01/22	3,443,400

			4,132,641

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Iowa – 0.1%
Coralville Iowa COPS Series 2016 E (BBB/NR)
$300,000	4.000%	06/01/19	$310,899
460,000	4.000	06/01/20	483,718
500,000	4.000	06/01/21	530,935

			1,325,552

Kentucky – 1.7%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A/A1)(e)
6,950,000	(3 Mo. LIBOR + 0.53%), 1.408	11/01/27	6,822,815
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
1,200,000	4.000	06/01/37	1,233,888
400,000	4.000	06/01/45	399,316
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
3,175,000	4.000	10/01/34	3,271,838
4,600,000	4.000	10/01/36	4,708,284
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (NR/Aaa)(a)
3,750,000	6.125	02/01/18	3,814,312
University of Kentucky General Receipts Refunding Bonds Series 2015 A (AA/Aa2)
3,260,000	4.000	04/01/26	3,658,600

			23,909,053

Louisiana – 1.7%
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)(a)
1,230,000	5.250	08/01/19	1,323,492
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Southeastern Louisiana Student Series 2004 B (NATL-RE) (NR/A3)(c)
2,925,000	1.645	08/01/34	2,632,500
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
900,000	2.750	10/01/23	936,918
670,000	5.000	10/01/23	782,191
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
2,125,000	3.375	09/01/28	2,152,689
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
1,625,000	3.500	06/01/30	1,651,033
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A-/A3)
3,695,000	4.000	05/15/42	3,750,979
3,000,000	5.000	05/15/46	3,346,500
New Orleans Aviation Board GARBs Series 2015 B (AMT) (A-/A3)
3,750,000	5.000	01/01/34	4,245,375

Municipal Bonds – (continued)
Louisiana – (continued)
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A3)
$1,000,000	5.000%	01/01/48	$1,127,650
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA/A3)(a)
1,350,000	6.000	01/01/19	1,433,241
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (A-/A3)
500,000	5.000	04/01/30	544,755

			23,927,323

Maine – 0.1%
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)
1,565,000	5.000	07/01/26	1,885,293

Maryland – 1.1%
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
425,000	4.000	09/01/27	438,685
650,000	4.500	09/01/33	670,442
City of Annapolis GO Refunding Bonds for Public Improvements Series 2015 B (AA+/Aa2)
1,725,000	4.000	08/01/27	1,989,788
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (ASSURED GTY) (AA/NR)
120,000	5.600	07/01/20	120,331
555,000	5.700	07/01/29	556,021
Maryland State GO Bonds for State and Local Facilities Loan Second Series 2017 A (AAA/Aaa)
10,000,000	5.000	08/01/24	12,140,200

			15,915,467

Massachusetts – 0.9%
Massachusetts Bay Transportation Authority Sales Tax RB Refunding for Capital Appreciation Senior Series 2016 A (AA/Aa2)(d)
2,000,000	0.000	07/01/21	1,868,820
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)(a)
5,000,000	5.250	02/01/21	5,662,100
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/A1)
725,000	6.350	01/01/30	737,811
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (BBB/Baa2)(a)
2,575,000	5.750	07/01/18	2,665,048
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (NR/NR)(a)
315,000	5.750	07/01/18	326,015
Massachusetts State Health & Educational Facilities Authority RB for Tufts University Issue Series 1995 G (AA-/Aa2)(b)(c)
1,365,000	0.920	10/02/17	1,365,000

			12,624,794

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Michigan – 2.4%
Allendale Public School GO Refunding Bonds Series 2016 (Q-SBLF) (AA-/NR)
$2,700,000	5.000%	05/01/23	$3,153,411
City of Detroit Financial Recovery Series 2014 B-1 (NR/NR)(c)
1,025,000	4.000	04/01/34	697,676
City of Detroit Financial Recovery Series 2014 C (NR/NR)
2,150,000	5.000	12/10/26	2,046,908
Michigan Finance Authority Hospital Project RB Refunding Ascension Senior Credit Series 2016 E-1 (AA+/Aa2)(b)(c)
3,000,000	1.100	08/15/19	2,997,240
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
1,000,000	3.875	10/01/23	1,061,210
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 D-4 (A-/A3)
1,000,000	5.000	07/01/34	1,110,290
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Department Sewage Disposal System Second Lien Local Project Series 2015 C (BBB+/Baa1)
1,945,000	5.000	07/01/33	2,187,639
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
400,000	5.000	07/01/35	449,800
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE FGIC) (A/A3)
650,000	5.000	07/01/36	727,552
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-1 (A-/A3)
1,000,000	5.000	07/01/44	1,081,350
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
325,000	5.000	07/01/32	369,294
250,000	5.000	07/01/33	282,923
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A-/A3)
1,000,000	5.000	07/01/29	1,143,940
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)(c)
1,115,000	1.450	09/01/21	1,101,564
Michigan Tobacco Settlement Finance Authority Asset Backed RB Senior Series 2007 A (B-/NR)
570,000	6.000	06/01/48	569,994

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(d)
9,500,000	0.000	06/01/52	533,995
Roseville Community School District GO Refunding Bonds (Q-SBLF) (AA-/NR)
1,000,000	5.000	05/01/20	1,095,890
Warren Consolidated School District Unlimited Tax GO Refunding Bonds for School Building and Site Bonds Series 2016 (Q-SBLF) (AA-/NR)
1,145,000	5.000	05/01/25	1,354,478
1,215,000	5.000	05/01/26	1,450,248
3,705,000	5.000	05/01/27	4,359,711
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 B (Q-SBLF) (AA-/NR)
1,860,000	5.000	05/01/22	2,122,148
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (AMT) (A/A2)(f)
400,000	5.000	12/01/33	461,144
1,065,000	5.000	12/01/34	1,221,843
650,000	5.000	12/01/35	742,709
800,000	5.000	12/01/36	910,408
880,000	5.000	12/01/37	998,219

			34,231,584

Minnesota – 0.3%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A+/A2)(a)
1,500,000	6.750	11/15/18	1,594,815
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BBB-/NR)
500,000	5.000	05/01/47	554,555
Minnesota State Trunk Highway GO Refunding Bonds Series 2017 E (AA+/Aa1)(f)
1,680,000	3.000	10/01/29	1,755,247

			3,904,617

Mississippi – 0.4%
Jackson County Mississippi Pollution Control RB Refunding for Chevron USA, Inc. Project RMKT 11/01/99 Series 1993 (AA-/Aa2)(b)(c)
2,000,000	0.960	10/02/17	2,000,000
Mississippi Business Finance Corp. RB for Chevron USA, Inc. Project Series 2010 G (AA-/Aa2)(b)(c)
2,000,000	0.940	10/02/17	2,000,000
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (AA/Aa2)(a)
1,095,000	5.375	10/01/19	1,188,228
Mississippi State GO Bonds Series 2015 F (AA/Aa2)
1,000,000	4.000	11/01/35	1,075,710

			6,263,938

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Missouri – 0.2%
Branson IDA Tax Increment RB Refunding for Branson Shoppes Redevelopment Project Series 2017 A (NR/NR)
$250,000	3.000%	11/01/18	$253,105
400,000	3.000	11/01/19	405,400
400,000	3.000	11/01/20	404,936
350,000	3.000	11/01/21	352,271
350,000	4.000	11/01/22	365,862
Kirkwood Industrial Development Authority Retirement Community RB Refunding for Aberdeen Heights Series 2017 A (BB/NR)
1,230,000	5.000	05/15/18	1,253,776

			3,035,350

Montana – 0.1%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
575,000	5.000	07/01/29	703,070

Nevada – 0.3%
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
50,000	2.000	06/01/18	50,120
50,000	3.000	06/01/19	50,853
100,000	3.000	06/01/20	102,081
135,000	3.000	06/01/21	137,677
245,000	3.000	06/01/22	249,055
Clark County School District Limited Tax GO Refunding Bonds Series 2015 B (AA-/A1)
1,000,000	5.000	06/15/18	1,027,750
Henderson Nevada Local Improvement District No. T-18 (Inspirada) Special Assessment Refunding Limited Obligation Series 2016 (NR/NR)
1,285,000	4.000	09/01/25	1,355,393
Washoe County Sierra Pacific Power Company Project RB Refunding for Nevada Gas & Water Facilities Series 2016 B (A+/A2)(b)(c)
1,800,000	3.000	06/01/22	1,876,428

			4,849,357

New Hampshire – 0.4%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (A+/A1)(c)
6,075,000	1.908	05/01/21	5,918,608

New Jersey – 5.9%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
300,000	5.000	03/01/24	347,634
250,000	5.000	03/01/26	293,823
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/32	550,885
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA+/A3)(a)
1,000,000	6.000	12/15/18	1,060,220

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 AA (BBB+/Baa1)
1,315,000	5.500	12/15/29	1,368,139
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (BBB+/Baa1)(a)
360,000	5.000	09/01/19	386,478
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,000,000	5.500	06/15/33	4,523,560
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Bonds Series 2009 AA (NR/Baa1)(a)
2,685,000	5.500	06/15/19	2,884,334
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A/A2)
1,250,000	3.000	07/01/40	1,127,750
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (NR/Baa3)(a)
2,500,000	6.625	07/01/18	2,604,575
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA/Aaa)
1,645,000	6.125	06/01/30	1,682,687
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AA/Aa3)
30,000	6.150	10/01/23	30,000
New Jersey State Turnpike Authority RB Refunding Series 2000 B (NATL-RE) (A+/A2)(c)
6,300,000	1.540	01/01/30	6,300,000
New Jersey State Turnpike Authority RB Refunding Series 2017 C-5 (A+/A2)(b)(f)
5,000,000	(1 Mo. LIBOR + 0.46%, 8.00% Cap), 0.000	01/01/21	5,000,350
New Jersey State Turnpike Authority RB Series 2009 G (A+/A2)
1,900,000	5.000	01/01/18	1,918,658
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(d)
19,675,000	0.000	12/15/35	9,038,302
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(d)
5,365,000	0.000	12/15/26	3,763,869
7,000,000	0.000	12/15/28	4,457,740
1,475,000	0.000	12/15/37	581,666
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-2 (A+/Baa1)
10,000,000	5.000	06/15/29	10,216,400
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
755,000	5.000	06/15/46	797,899
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (A/A3)(d)
4,675,000	0.000	12/15/27	3,203,591
5,000,000	0.000	12/15/31	2,821,600

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (AMBAC) (BBB+/Baa1)
$1,305,000	5.250%	12/15/22	$1,483,015
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (BBB+/Baa1)
1,000,000	5.000	06/15/42	1,044,510
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
2,535,000	5.000	06/15/20	2,728,978
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
6,515,000	5.500	06/15/41	6,951,505
New Jersey Transportation Trust Fund Authority RB Subseries 2016 A-1 & Subseries A-2 (A+/Baa1)
6,000,000	5.000	06/15/31	6,121,800
Plainsboro Township GO General Improvement Bonds Series 2016 (AAA/NR)
1,000,000	2.000	08/01/22	1,020,850

			84,310,818

New Mexico – 0.4%
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 A (BBB+/Baa2)(b)(c)
1,200,000	5.200	06/01/20	1,302,576
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
2,500,000	5.900	06/01/40	2,730,950
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)(a)
1,000,000	5.250	06/01/18	1,028,190

			5,061,716

New York – 6.4%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (BBB-/Baa3)
1,075,000	5.000	07/15/42	1,211,804
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
200,000	5.875	04/01/42	209,014
City of New Rochelle Corp. for Local Development RB for Iona College Project Series 2015 A (BBB/Baa2)
325,000	5.000	07/01/25	378,885
335,000	5.000	07/01/26	389,779
425,000	5.000	07/01/27	492,562
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (ST AID WITHHLDG) (AA/Aa2)(a)
9,000,000	5.750	05/01/18	9,249,840
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017 (AAA/Aaa)(e)(g)
7,482,318	(1 Mo. LIBOR + 0.50%), 1.737	01/25/33	7,520,478

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Refunding RMKT 11/01/16 Subseries 2012 G-3 (AA-/A1)(b)(e)
5,000,000	(1 Mo. LIBOR + 0.70%, 9.00% Cap), 1.529%	02/01/20	5,027,150
Metropolitan Transportation Authority RB Refunding Series 2016 C-2B (AA-/A1)(b)(c)
3,250,000	5.000	02/15/20	3,530,118
New York City GO Bonds Fiscal 2006 Series H Subseries H1 (AA/Aa2)(b)(c)
2,000,000	0.970	10/02/17	2,000,000
New York City GO Bonds Fiscal 2006 Series H Subseries H2 (AA/Aa2)(b)(c)
2,000,000	0.970	10/02/17	2,000,000
New York City GO Bonds Fiscal 2014 Series D Subseries D3 (AA/Aa2)(b)(c)
2,000,000	0.970	10/02/17	2,000,000
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/ Aa2)(b)(c)
2,000,000	0.970	10/02/17	2,000,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(b)(c)
2,000,000	0.970	10/02/17	2,000,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries AA1 (AA+/Aa1)(b)(c)
2,000,000	0.970	10/02/17	2,000,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries AA2 (AA+/Aa1)(b)(c)
1,100,000	0.970	10/02/17	1,100,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Subseries C-4 (AAA/Aa1)(b)(c)
2,000,000	0.970	10/02/17	2,000,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2015 Subseries E-3 (AAA/Aa1)(b)(c)
1,200,000	0.820	10/05/17	1,200,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2016 Subseries E-4 (AAA/Aa1)(b)(c)
2,000,000	0.970	10/02/17	2,000,000
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
1,000,000	3.500	02/15/48	1,020,880
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(g)
2,825,000	5.000	11/15/44	3,073,092
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 A (AAA/Aa1)
1,400,000	5.000	02/15/27	1,725,584
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (AAA/Aa1)
6,190,000	5.000	02/15/27	7,629,546
New York State Energy Research & Development Authority RB for Brooklyn Union Gas Project Series 2000 A-2 (NATL-RE) (A/A2)(c)
5,800,000	1.540	12/01/20	5,727,500

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(c)
$5,400,000	1.365%	07/01/34	$4,904,154
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
1,000,000	5.000	05/01/19	1,060,830
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (AAA/Aa1)
5,000,000	5.000	03/15/31	5,853,900
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (AMT) (BB-/NR)
2,200,000	5.000	08/01/20	2,361,656
2,405,000	5.000	08/01/21	2,635,086
2,250,000	5.000	08/01/31	2,401,403
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
700,000	5.000	07/01/41	770,063
700,000	5.000	07/01/46	766,962
1,750,000	5.250	01/01/50	1,941,345
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2)
1,000,000	5.000	11/01/23	1,155,380
1,000,000	5.000	11/01/24	1,169,720

			90,506,731

North Carolina – 0.4%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,195,420
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ETM) (ASSURED GTY) (AA/A3)(a)
190,000	6.000	01/01/19	196,707
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Pennybyrn at Maryfield Series 2015 (NR/NR)
1,500,000	4.000	10/01/17	1,500,000
885,000	5.000	10/01/18	910,745
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
620,000	4.000	09/01/25	627,985

			5,430,857

Ohio – 2.6%
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 1st Subordinate Series 2007 B (BBB+/NR)(d)
33,300,000	0.000	06/01/47	2,208,456
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
1,885,000	6.500	06/01/47	1,886,998
2,400,000	5.875	06/01/47	2,291,400

Municipal Bonds – (continued)
Ohio – (continued)
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
23,685,000	5.125	06/01/24	22,434,195
1,650,000	5.875	06/01/30	1,600,467
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
1,700,000	6.250	06/01/37	1,686,536
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
275,000	5.000	11/01/20	296,596
285,000	5.000	11/01/21	311,297
400,000	5.000	11/01/22	440,776
420,000	5.000	11/01/23	464,377
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
2,865,000	5.500	02/15/57	3,141,501

			36,762,599

Oklahoma – 0.3%
Oklahoma Turnpike Authority RB Refunding Second Senior RMKT 03/27/08 Series 2006 F (AA-/Aa3)(b)(c)
2,000,000	0.800	10/05/17	2,000,000
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(b)(c)
1,500,000	5.000	06/01/25	1,641,540

			3,641,540

Oregon – 1.3%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)(a)
1,500,000	8.250	01/01/19	1,631,175
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
1,385,000	3.500	03/01/29	1,392,174
1,540,000	3.750	03/01/32	1,531,484
Oregon State Department of Transportation Highway User Tax RB Refunding Series 2015 A (AAA/Aa1)
3,140,000	5.000	11/15/25	3,831,742
Portland Oregon Community College District GO Refunding Bonds Series 2013 (AA/Aa1)
2,000,000	5.000	06/15/26	2,345,180
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
7,090,000	4.000	04/01/29	7,951,222

			18,682,977

Pennsylvania – 2.7%
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba1)(g)
2,420,000	5.000	05/01/27	2,766,108
1,600,000	5.000	05/01/32	1,773,216
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
1,000,000	5.000	08/01/25	1,197,920

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Pennsylvania – (continued)
Lancaster County Hospital Authority RB for Brethren Village Project Series 2017 (BB+/NR)
$855,000	3.000%	07/01/19	$869,125
1,155,000	5.000	07/01/20	1,240,955
900,000	5.000	07/01/22	997,911
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 10/01/10 Series 2008 (A/A1)
2,500,000	4.000	10/01/23	2,690,725
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
750,000	5.000	06/30/42	834,053
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(b)(c)
1,000,000	1.500	05/01/18	1,001,950
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(e)
1,685,000	(3 Mo. LIBOR + 0.60%), 1.470	07/01/27	1,634,349
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (A+/Aa3)
4,000,000	5.000	09/15/19	4,298,520
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (AGM) (AA/Aa3)
4,000,000	5.000	09/15/25	4,796,600
Pennsylvania Turnpike Commission RB Series 2013 C (A/A1)
1,720,000	5.500	12/01/29	2,044,220
Pennsylvania Turnpike Commission RB Subordinate Series 2017 A (A-/A3)
3,500,000	5.500	12/01/42	4,125,555
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
5,000,000	5.250	06/01/47	5,742,750
Scranton City GO Refunding Notes Series 2016 (BB+/NR)
375,000	5.000	11/15/26	404,276
500,000	5.000	11/15/32	522,290
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
300,000	5.000	11/15/21	311,271
450,000	5.000	11/15/28	459,630

			37,711,424

Puerto Rico – 2.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CC/Caa3)
3,275,000	6.125	07/01/24	2,513,562
2,000,000	6.000	07/01/38	1,515,000
2,500,000	6.000	07/01/44	1,881,250
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CC/Caa3)
1,060,000	5.750	07/01/37	768,500
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Caa3)(i)
5,175,000	8.000	07/01/35	2,509,875

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2009 B (D/Caa3)(i)
$3,000,000	6.500	07/01/37	1,432,500
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (D/Caa3)(i)
3,955,000	5.000	07/01/41	1,794,581
Puerto Rico Commonwealth GO Refunding Bonds Subseries 2003 C-7 (NATL-RE) (A/A3)
2,000,000	6.000	07/01/27	2,085,460
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (D/C)
115,000	5.250	07/01/38	118,389
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (A/A3)
185,000	5.250	07/01/35	191,094
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (A/A3)
1,600,000	5.250	07/01/33	1,667,984
Puerto Rico Commonwelath Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
2,050,000	5.250	07/01/33	2,375,273
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(e)
10,075,000	(3 Mo. LIBOR + 0.52%, 12.00% Cap), 1.390	07/01/29	8,135,562
Puerto Rico Electric Power Authority RB Series 2013 A (D/Ca)(i)
3,000,000	6.750	07/01/36	1,443,750
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)(i)
590,915	10.000	01/01/21	284,378
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)(i)
590,915	10.000	07/01/21	284,378
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)(i)
196,972	10.000	01/01/22	94,793
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)(i)
196,972	10.000	07/01/22	94,793
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (NR/Caa3)(c)
3,240,000	10.000	07/01/35	3,519,450
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (D/Ca)(i)
975,000	5.500	08/01/42	202,313
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (D/Ca)(i)
13,000,000	6.750	08/01/32	2,730,000
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (D/Ca)(d)(i)
7,000,000	0.000	08/01/35	443,870
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2009 A (D/Ca)(d)(i)
6,500,000	0.000	08/01/34	415,285

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2010 C (D/Ca)(d)(i)
$1,400,000	0.000%	08/01/37	$79,800
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (D/Ca)(i)
5,805,000	5.000	08/01/24	1,204,538
3,950,000	6.500	08/01/44	829,500

			38,615,878

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (AGM) (MUN GOVT GTD) (AA/A1)
500,000	5.000	05/15/24	577,100

South Carolina – 0.4%
Clemson University Athletic Facilities RB Series 2015 (NR/Aa3)
1,385,000	4.000	05/01/25	1,568,443
1,570,000	4.000	05/01/26	1,751,147
Lexington County School District No. 2 GO Bonds Series 2017 C (SCSDE) (AA/Aa1)(f)
1,590,000	4.000	03/01/32	1,741,304

			5,060,894

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (AA-/A1)
500,000	5.500	07/01/35	514,055
300,000	5.250	07/01/38	306,912

			820,967

Tennessee – 0.4%
Bristol Industrial Development Board RB for The Pinnacle Project Series 2016 A (NR/NR)(g)
1,250,000	5.000	12/01/35	1,232,312
2,250,000	5.125	12/01/42	2,201,580
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(b)(c)
1,000,000	4.850	06/01/25	1,000,120
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
400,000	5.000	07/01/40	448,364
700,000	5.000	07/01/46	777,917

			5,660,293

Texas – 8.5%
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (BBB+/Baa2)
250,000	5.000	01/01/40	282,178
435,000	5.000	01/01/46	487,974
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
250,000	4.200	09/01/27	242,685
575,000	4.800	09/01/37	554,254
650,000	5.250	09/01/46	622,947

Municipal Bonds – (continued)
Texas – (continued)
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases #13-16 Project Series 2017 (NR/NR)(f)
200,000	3.250	09/01/22	199,456
570,000	4.500	09/01/27	587,163
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB/NR)
425,000	4.000	09/01/24	456,284
440,000	4.000	09/01/25	471,733
460,000	4.000	09/01/26	490,162
480,000	4.000	09/01/27	507,365
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,415,000	4.000	09/01/25	1,557,080
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250	11/01/30	2,908,350
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(g)
395,000	5.000	09/01/27	409,358
225,000	5.000	09/01/32	225,164
330,000	5.125	09/01/37	325,730
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(h)
2,500,000	0.000	10/01/46	2,327,550
3,450,000	0.000	10/01/47	3,215,296
Gulf Coast IDA RB for Exxon Mobil Project Series 2012 (AA+/Aaa)(b)(c)
2,000,000	0.950	10/02/17	2,000,000
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(e)
6,770,000	(SIFMA Municipal Swap Index Yield + 0.95%, 18.00% Cap), 1.890	06/01/23	6,782,931
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
95,000	3.000	09/01/24	95,649
100,000	3.500	09/01/25	103,211
100,000	3.500	09/01/26	102,152
105,000	3.500	09/01/27	105,963
Houston Airport System RB Refunding for United Airlines, Inc. Series 2015 B-2 (AMT) (BB-/NR)
2,500,000	5.000	07/15/20	2,681,600
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500	07/01/34	10,324,400
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A+/A1)(c)
3,650,000	2.477	07/01/32	3,483,628

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Houston Airport System RB Tranche II Series 2000 P-2 (AMT) (AGM) (AA/A1)(c)
$950,000	2.381%	07/01/30	$883,500
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)
3,425,000	4.000	02/15/42	3,605,429
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
700,000	5.000	12/01/17	702,884
1,550,000	5.000	12/01/18	1,590,068
1,545,000	5.000	12/01/19	1,617,723
Kaufman County Fresh Water Supply District No. 1 Refunding for Road Series 2016 C (AGM) (AA/NR)
455,000	3.000	09/01/23	469,196
280,000	3.000	09/01/24	287,577
505,000	3.000	09/01/25	514,994
530,000	4.000	09/01/26	577,657
560,000	4.000	09/01/27	607,600
490,000	4.000	09/01/28	526,471
Lamar Consolidated Independent School District Unlimited Tax Schoolhouse Bonds RMKT 08/15/16 Series 2014 A (PSF-GTD) (AAA/Aaa)(b)(c)
1,500,000	1.050	08/15/18	1,500,150
Lower Neches Valley Authority Industrial Development Corp. RB Refunding for Exxonmobil Project Series 2012 (AA+/Aaa)(b)(c)
2,000,000	0.980	10/02/17	2,000,000
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (A-/Baa1)
1,300,000	6.300	11/01/29	1,418,768
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for NCCD College Station Properties LLC, Texas A&M University Project Series 2015 A (BBB-/Baa3)
2,310,000	5.000	07/01/35	2,510,485
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2014 A (BBB-/NR)
1,000,000	5.000	04/01/39	1,060,810
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Baa3)
645,000	4.000	04/01/22	690,421
320,000	4.000	04/01/23	341,447
275,000	4.000	04/01/24	293,964
365,000	4.000	04/01/25	386,312
375,000	4.000	04/01/26	394,871
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
250,000	5.000	04/01/30	275,745
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA+/NR)(h)
1,000,000	0.000	09/01/43	1,066,460

Municipal Bonds – (continued)
Texas – (continued)
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
205,000	6.250	01/01/39	216,956
North Texas Tollway Authority RB First Tier Series 2009 A (A/NR)
470,000	6.250	01/01/24	499,643
North Texas Tollway Authority RB First Tier Series 2009 A (NR/NR)(a)
2,925,000	6.250	01/01/19	3,112,492
North Texas Tollway Authority RB First Tier Series 2016 A (A/A1)
615,000	5.750	01/01/40	621,716
North Texas Tollway Authority RB Special Project System Series 2011 A (AA+/NR)
1,000,000	5.500	09/01/41	1,147,680
1,000,000	6.000	09/01/41	1,170,720
North Texas Tollway Authority System RB Refunding First Tier Series 2008 A (NR/A1)(a)
1,890,000	5.750	01/01/18	1,912,245
North Texas Tollway Authority System RB Refunding First Tier Series 2008 A (NR/NR)(a)
2,495,000	5.750	01/01/18	2,524,067
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A/A1)
1,500,000	5.000	01/01/22	1,717,065
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A/A1)
6,000,000	6.500	01/01/43	7,562,880
Port of Houston Authority Harris County Unlimited Tax GO Refunding Bonds Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,151,440
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	2,824,540
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
2,000,000	4.000	05/15/18	2,022,880
2,375,000	4.000	05/15/19	2,438,294
2,475,000	5.000	05/15/20	2,632,657
2,100,000	5.000	05/15/21	2,269,827
2,730,000	5.000	05/15/22	2,993,281
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (BBB+/Baa1)
4,950,000	6.250	12/15/26	6,038,703
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
8,505,000	6.875	12/31/39	9,449,905
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
1,380,000	5.000	08/15/42	1,536,492

			120,716,278

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Utah – 0.4%
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
$2,650,000	5.000%	07/01/47	$3,027,413
Utah Transit Authority Sales Tax RB Refunding Subordinate Series 2015 A (AAA/Aa2)
3,065,000	4.000	06/15/34	3,300,453

			6,327,866

Vermont – 0.1%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
745,000	5.000	05/01/25	819,843
585,000	5.000	05/01/26	643,149

			1,462,992

Virgin Islands – 0.6%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (CCC+/Caa1)
1,000,000	5.000	10/01/20	806,270
1,410,000	5.000	10/01/29	1,009,913
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (CCC+/Caa1)
700,000	5.000	10/01/32	498,750
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (CCC/NR)
1,450,000	5.000	10/01/39	938,875
Virgin Islands Public Finance Authority RB Series 2014 A (AGM) (AA/A2)(g)
5,000,000	5.000	10/01/34	5,337,150

			8,590,958

Virginia – 1.8%
Amelia County IDA Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)(c)
2,500,000	2.125	04/01/20	2,528,300
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (BBB/NR)
1,250,000	4.000	10/01/42	1,270,800
Newport News Economic Development Authority Residential Care Facilities RB Refunding For Lifespire of Virginia Series 2016 (NR/NR)
450,000	2.000	12/01/18	450,562
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC+/NR)(d)
94,865,000	0.000	06/01/47	8,031,271
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
2,285,000	5.000	05/15/23	2,703,384
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A/Aa3)(a)
2,750,000	5.000	07/01/25	3,332,505

Municipal Bonds – (continued)
Virginia – (continued)
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB/NR)
950,000	5.000	07/01/34	1,031,861
3,325,000	5.000	01/01/40	3,588,008
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB/NR)
750,000	5.500	01/01/42	832,305
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,063,620

			24,832,616

Washington – 1.6%
Seattle City RB Refunding for Municipal Light & Power Improvement Series 2017 C (AA/Aa2)
8,465,000	4.000	09/01/37	9,103,176
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/29	2,889,275
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(a)
250,000	6.000	08/15/19	272,618
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(a)
250,000	6.000	08/15/19	272,618
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 C (AMBAC) (AA+/Aa1)(d)
6,855,000	0.000	06/01/28	5,155,714
Washington State Various Purpose GO Refunding Bonds Series R-2010B (AA+/Aa1)
2,475,000	5.000	01/01/23	2,686,068
2,595,000	5.000	01/01/24	2,814,485

			23,193,954

West Virginia – 0.2%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2011 A (AMT) (A-/Baa1)(b)(c)
2,375,000	1.700	09/01/20	2,363,600
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/A2)(a)
1,000,000	5.500	06/01/19	1,072,560

			3,436,160

Wisconsin – 1.0%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
1,000,000	4.300	11/01/30	1,023,030
Public Finance Authority Limited Obligation RB for American Dream @ Meadowlands Project Series 2017 (NR/NR)(g)
2,805,000	7.000	12/01/50	3,259,606

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority Pass-Through RB for Natgasoline LLC Series 2016 (NR/NR)(g)
$4,410,000	10.000%	06/30/21	$4,415,027
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (BBB/NR)
2,000,000	5.250	07/01/28	2,224,660
Public Finance Authority Senior Living RB Refunding for Mary’s Woods at Marylhurst Project Series 2017 B-3 (BB/NR)(g)
1,900,000	3.000	11/15/22	1,923,028
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
355,000	5.125	05/15/29	356,072
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	100,279
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB+/NR)
375,000	4.000	05/01/18	379,759
285,000	4.000	05/01/19	294,436
410,000	5.000	05/01/20	441,177

			14,417,074

TOTAL INVESTMENTS – 97.7%
(Cost $1,363,333,314)			$1,387,878,737

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%			32,799,685

NET ASSETS – 100.0%			$1,420,678,422

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2017.
(c)	Variable Rate Demand Instruments – rate shown is that which is in effect on September 30, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2017.
(f)	When-issued security.
(g)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $66,429,315, which represents approximately 4.7% of net assets as of September 30, 2017 and are unaudited.
(h)	Zero coupon bond until next reset date.
(i)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
CAL MTG INS	—Insured by California Mortgage Insurance
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCSDE	—South Carolina State Department of Education
SIFMA	—The Securities Industry and Financial Markets Association
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
U.S.	—United States
USD	—United States Dollar
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:

U.S. Treasury Ultra Bond	(49)	12/19/2017	$(8,091,125)	$139,111

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund (%)	Counterparty	Termination Date	Notional Amount	Credit Spread on September 30, 2017(b)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 11/01/23	1.000	Bank of America NA	03/20/2023	USD 1,000,000	0.485%	$26,488	$(27,133)	$53,621
California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1.000	JPMorgan Chase Bank NA	03/20/2023	USD 1,000,000	0.485	26,489	(27,133)	53,622
							$(54,266)	$107,243

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund (%)(a)	Payments Received by the Fund	Termination Date	Notional Amount		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.500	3 Month LIBOR	12/20/2027	USD 25,100,000	(b)	$(425,786)	$(662,123)	$236,337
2.250	3 Month LIBOR	12/21/2041	USD 19,600,000		889,556	(1,254,470)	2,144,026
2.750	3 Month LIBOR	12/20/2047	USD 94,600,000	(b)	(4,305,854)	(6,114,458)	1,808,604
					$(3,842,084)	$(8,031,051)	$4,188,967

(a)	Payments made semi-annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – 97.3%
Alabama – 2.8%
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
$850,000	5.000%	10/01/24	$985,583
850,000	5.000	10/01/25	977,185
4,125,000	5.000	10/01/30	4,606,223
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
5,750,000	0.000	10/01/38	4,849,205
6,000,000	0.000	10/01/42	5,033,280
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
8,300,000	6.000	10/01/42	9,735,402
19,850,000	7.000	10/01/51	24,531,424
78,270,000	6.500	10/01/53	93,903,650

			144,621,952

Alaska – 0.5%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (NR/B3)
25,995,000	5.000	06/01/46	25,260,641
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(b)
4,280,000	0.000	06/01/46	401,464

			25,662,105

Arizona – 1.8%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (A-/A3)
4,500,000	4.500	03/01/30	4,904,010
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
54,030,000	(3 Mo. LIBOR + 0.81%), 1.680	01/01/37	47,278,951
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/42	1,338,925
1,325,000	6.250	12/01/46	1,416,147
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
8,800,000	7.250	02/01/40	9,417,672
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB+/Baa2)
5,000,000	6.250	01/01/38	5,467,650
Maricopa County IDA RB for Banner Health Series 2017 A (AA-/NR)(d)
8,400,000	4.000	01/01/41	8,633,772
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (A-/A3)
5,350,000	4.500	06/01/30	5,847,443
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (A-/A3)
3,390,000	4.000	09/01/29	3,523,702

Municipal Bonds – (continued)
Arizona – (continued)
University Medical Center Corp. RB Series 2009 (NR/WR)(e)
500,000	6.250	07/01/19	543,540
1,360,000	6.500	07/01/19	1,484,277
University Medical Center Corp. RB Series 2011 (NR/WR)(e)
3,500,000	6.000	07/01/21	4,081,070

			93,937,159

California – 15.1%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE) (A+/Aa3)(b)
1,600,000	0.000	08/01/26	1,259,392
Alameda Corridor Transportation Authority RB Refunding Second Subordinate Lien Series 2016 B (BBB+/Baa2)
5,825,000	5.000	10/01/36	6,658,441
4,850,000	5.000	10/01/37	5,527,642
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (AA-/Aa3)
3,000,000	5.000	08/01/40	3,474,630
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series B (AGM) (AA/Aa2)(b)
4,995,000	0.000	08/01/37	2,490,957
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A2)(b)
1,210,000	0.000	08/01/36	596,082
Atascadero Unified School District GO Bonds for 2014 Election Series 2014 B (NATL-RE) (A/Aa3)
3,000,000	4.000	08/01/42	3,116,130
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
465,000	5.000	05/01/40	536,052
1,000,000	5.000	05/01/43	1,143,020
1,970,000	3.500	05/01/45	1,925,576
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(b)
1,055,000	0.000	08/01/25	873,930
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (BB+/NR)(b)
130,120,000	0.000	06/01/55	9,401,170
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (A+/A1)
1,500,000	5.000	02/01/42	1,716,195
4,000,000	5.000	02/01/47	4,552,280
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (A-/Baa1)(e)
19,500,000	5.500	02/01/19	20,664,930
California Municipal Finance Authority RB for California Baptist University Series 2016 A (NR/NR)(f)
3,350,000	5.000	11/01/46	3,533,982
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
1,800,000	5.000	02/01/42	2,011,698
17,675,000	5.000	02/01/47	19,726,714

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
California State Various Purpose GO Bonds Series 2017 (AA-/Aa3)
$11,500,000	5.000%	08/01/46	$13,329,765
California State Veterans GO Refunding Bonds Series 2015 CM (AMT) (AA/Aa2)
3,360,000	4.000	12/01/32	3,561,634
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
2,000,000	5.000	09/01/30	2,276,760
2,125,000	5.000	09/01/37	2,373,094
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	2,046,920
11,850,000	5.500	11/01/38	12,128,949
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/43	2,117,944
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA) (NR/WR)(e)
5,340,000	6.625	08/01/19	5,883,612
California Statewide Communities Development Authority RB Refunding for California Baptist University Series 2017 A (NR/NR)(f)
2,000,000	3.000	11/01/22	2,006,000
935,000	5.000	11/01/32	1,033,951
1,875,000	5.000	11/01/41	2,021,138
California Statewide Communities Development Authority RB Refunding for Enloe Medical Center Series 2015 (CAL MTG INS) (AA-/NR)
2,850,000	5.000	08/15/38	3,266,613
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Sevices Series 2017 A (A-/NR)
1,200,000	5.000	04/01/47	1,349,496
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (BB/NR)
10,705,000	5.250	12/01/34	11,889,187
6,235,000	5.500	12/01/54	6,852,764
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB/NR)(f)
10,250,000	5.250	12/01/56	11,140,418
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF – Irvine, LLC Series 2017 (NR/Baa1)
3,750,000	5.000	05/15/42	4,324,987
3,850,000	5.000	05/15/47	4,419,646
3,075,000	5.000	05/15/50	3,510,820
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(b)
35,000,000	0.000	06/01/46	4,458,650

Municipal Bonds – (continued)
California – (continued)
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE) (A/A3)(b)
$7,000,000	0.000%	09/01/33	$3,792,040
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/26	902,385
2,830,000	7.000	12/01/36	3,458,090
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/45	3,276,030
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	672,646
5,000,000	8.000	06/01/44	5,020,100
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
600,000	5.000	09/02/30	650,436
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(f)
280,000	5.000	09/01/32	304,746
700,000	5.000	09/01/37	745,577
1,745,000	5.000	09/01/47	1,832,599
Coachella Valley Unified School District GO Bonds Capital Appreciation Series 2012 D (AGM) (AA/WR)(b)
2,500,000	0.000	08/01/43	887,550
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (A+/NR)
175,000	5.000	09/01/20	175,504
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (A/A3)(b)
1,305,000	0.000	08/01/27	983,383
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
640,000	5.000	09/01/27	730,368
1,115,000	5.000	09/01/37	1,213,042
2,500,000	5.000	09/01/47	2,675,300
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A-/A3)(b)
5,400,000	0.000	08/01/32	3,167,586
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (AA-/WR)(b)
4,180,000	0.000	04/01/29	2,879,100
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/Aa3)(b)
3,360,000	0.000	10/01/32	2,047,752
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(b)
12,000,000	0.000	01/15/35	6,145,080

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (BBB-/Baa3)
$4,855,000	3.950%	01/15/53	$4,845,581
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (BBB-/Baa3)
13,535,000	6.000	01/15/53	15,625,887
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (BBB-/Baa3)(g)(h)
4,425,000	5.500	01/15/23	5,043,394
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/27	203,114
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(b)
127,260,000	0.000	06/01/47	16,630,337
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(b)
307,000,000	0.000	06/01/47	36,189,160
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
7,975,000	5.000	06/01/40	9,088,390
48,010,000	5.000	06/01/45	54,465,425
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (NR/B3)
7,325,000	5.750	06/01/47	7,340,529
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B/B3)
27,780,000	5.300	06/01/37	28,236,148
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (CCC/NR)(b)
101,195,000	0.000	06/01/36	29,318,215
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (CCC/NR)(b)
71,235,000	0.000	06/01/47	9,606,752
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (CCC/NR)(b)
260,660,000	0.000	06/01/57	13,528,254
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,655,000	5.000	09/01/47	1,845,193
1,925,000	5.000	03/01/57	2,115,902
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/43	3,216,427
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
215,000	6.625	08/01/24	215,636

Municipal Bonds – (continued)
California – (continued)
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(b)
49,925,000	0.000	08/01/50	13,591,083
Los Angeles Department of Airports RB Subordinate Series 2016 B (AMT) (AA-/A1)
2,500,000	5.000	05/15/46	2,832,450
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
1,625,000	6.750	09/01/26	1,935,570
1,500,000	7.000	09/01/31	1,797,675
875,000	7.250	09/01/38	1,054,296
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(b)
3,750,000	0.000	08/01/35	1,954,050
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
8,250,000	6.500	11/01/39	11,745,443
M-S-R Energy Authority Gas RB Series 2009 B (BBB+/NR)
2,000,000	6.500	11/01/39	2,847,380
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
10,000,000	6.125	11/01/29	12,737,600
13,500,000	6.500	11/01/39	19,219,815
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa2)(a)
7,000,000	0.000	08/01/30	6,678,070
Natomas Unified School District GO Bonds Election of 2014 Series 2013 (BAM) (AA/A1)
14,535,000	4.000	08/01/42	15,104,627
New Haven Unified School District GO Refunding Bonds for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(b)
860,000	0.000	08/01/25	703,093
1,105,000	0.000	08/01/26	868,265
5,550,000	0.000	08/01/30	3,726,214
7,830,000	0.000	08/01/32	4,728,850
7,000,000	0.000	08/01/34	3,852,800
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
3,000,000	5.250	08/15/45	3,327,690
Palomar Pomerado Health COPS Series 2009 (NR/WR)(e)
16,000,000	6.750	11/01/19	17,883,520
Palomar Pomerado Health COPS Series 2010 (BBB-/Ba1)
6,500,000	6.000	11/01/41	6,999,525
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(a)
10,750,000	0.000	08/01/38	12,998,578
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE) (AA-/Aa2)(b)
1,805,000	0.000	08/01/25	1,479,107
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
500,000	4.000	09/01/29	527,610
500,000	4.000	09/01/30	524,850
650,000	4.000	09/01/31	679,243
900,000	3.000	09/01/32	839,088
820,000	3.000	09/01/33	754,211
750,000	3.000	09/01/34	681,773

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (AA/A1)(b)
$6,170,000	0.000%	08/01/36	$3,081,545
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,835,000	5.375	09/01/31	5,226,248
880,000	5.250	09/01/34	934,358
6,815,000	5.500	09/01/45	7,268,266
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
22,500,000	5.500	09/01/45	24,017,175
Riverside County Public Financing Authority Tax Allocation RB Refunding Series 2017 A (BAM) (AA/NR)
4,245,000	4.000	10/01/40	4,400,919
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(b)
2,220,000	0.000	10/01/33	1,227,327
2,220,000	0.000	10/01/35	1,113,796
1,840,000	0.000	10/01/37	840,070
5,100,000	0.000	10/01/38	2,215,950
8,425,000	0.000	10/01/39	3,495,533
13,395,000	0.000	10/01/40	5,279,773
7,275,000	0.000	10/01/41	2,740,856
6,360,000	0.000	10/01/42	2,289,346
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)
1,225,000	6.500	10/01/25	1,458,460
1,950,000	6.750	10/01/30	2,335,418
Riverside County Redevelopment Successor Agency Tax Allocation Refunding for Mid-County Redevelopment Project Area Series 2017 C (BAM) (AA/NR)
3,355,000	4.000	10/01/40	3,504,096
Riverside County Redevelopment Successor Agency Tax Allocation Refunding Series 2017 A (BAM) (AA/NR)
8,585,000	4.000	10/01/39	8,966,517
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB-/NR)
2,000,000	5.750	06/01/48	2,229,180
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
770,000	5.000	09/01/29	888,318
1,865,000	5.000	09/01/33	2,100,848
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(c)
2,625,000	(3 Mo. LIBOR + 0.53%), 1.412	12/01/35	2,366,228
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (A+/Aa3)(c)
330,000	(3 Mo. LIBOR + 0.55%, 12.00% Cap), 1.432	06/01/34	297,135

Municipal Bonds – (continued)
California – (continued)
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE) (A/A2)(b)
1,420,000	0.000	08/01/25	1,167,226
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (AA-/Aa2)(b)
10,000,000	0.000	07/01/30	6,842,100
3,000,000	0.000	07/01/31	1,973,610
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)(e)
500,000	6.750	02/01/21	592,410
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB+/NR)(e)
750,000	6.250	08/01/19	821,992
555,000	6.375	08/01/19	609,529
305,000	6.500	08/01/19	335,656
1,000,000	6.625	08/01/19	1,102,760
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)(e)
435,000	6.625	02/01/21	513,626
2,500,000	7.000	02/01/21	2,982,425
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB/NR)
3,000,000	5.000	01/15/29	3,455,490
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE) (A+/Aa2)(b)
1,580,000	0.000	08/01/24	1,363,508
1,595,000	0.000	08/01/25	1,326,370
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/42	2,146,360
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/44	2,180,880
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/32	2,246,140
2,000,000	5.000	07/01/42	2,229,920
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)(e)
3,000,000	7.000	02/01/21	3,573,480
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A/A3)
2,000,000	6.250	10/01/40	2,443,760
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/42	4,217,080
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (BBB+/NR)
1,000,000	6.750	08/01/31	1,196,210
2,100,000	7.000	08/01/39	2,490,558

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
$2,235,000	5.000%	06/01/37	$2,241,079
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
750,000	5.000	09/01/40	832,605
1,000,000	5.000	09/01/45	1,102,120
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A+/NR)(e)
1,500,000	6.875	12/01/21	1,841,730
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(c)
12,000,000	(3 Mo. LIBOR + 0.74%, 12.00% Cap), 1.621	05/15/43	10,182,120
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/31	1,207,440
5,000,000	7.500	09/01/42	6,025,300
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(b)
8,360,000	0.000	08/01/34	4,685,864
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(a)
19,135,000	0.000	08/01/42	13,596,948

			796,150,961

Colorado – 4.2%
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
2,375,000	5.125	12/01/46	2,429,815
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,750,000	6.000	12/01/37	1,774,605
4,000,000	6.125	12/01/47	4,057,240
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
2,000,000	6.125	12/01/47	2,005,520
Centerra Metropolitan District No. 1 Special RB Refunding & Improvement Bonds Series 2017 (NR/NR)
6,500,000	5.000	12/01/47	6,688,240
Clear Creek Station Metropolitan District No. 2 GO Bonds Subordinate Series 2017 B (NR/NR)
500,000	7.375	12/15/47	505,075
Clear Creek Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
790,000	4.375	12/01/32	799,433
1,000,000	5.000	12/01/47	1,018,710
Colorado Crossing Metropolitan District No. 2 Limited Property Tax Supported RB Series 2017 (NR/NR)
7,390,000	7.500	12/01/47	7,402,711

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB+/NR)
3,500,000	4.500	12/01/33	3,540,775
3,500,000	5.000	12/01/33	3,752,595
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (BBB+/NR)
3,000,000	5.750	12/01/36	3,428,160
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (BBB/Baa2)
3,000,000	5.625	06/01/43	3,387,090
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
4,410,000	5.000	06/01/47	4,853,117
Colorado High Performance Transportation Enterprise C-470 Express Lanes RB Series 2017 (BBB/NR)
965,000	5.000	12/31/47	1,067,927
965,000	5.000	12/31/51	1,060,110
1,925,000	5.000	12/31/56	2,110,840
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB+/Baa3)
12,860,000	6.000	01/15/41	14,142,528
Copperleaf Metropolitan District No. 2 Limited Tax Convertible to Unlimited Tax GO Refunding (NR/NR)
500,000	5.250	12/01/30	529,590
2,000,000	5.750	12/01/45	2,114,360
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
1,000,000	5.125	12/01/37	1,042,230
2,100,000	5.250	12/01/47	2,184,630
Cross Creek Metropolitan District No. 2 GO Refunding Bonds Limited Tax Series 2006 (NR/NR)(h)
4,500,000	5.000	12/01/37	4,493,115
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (BB-/Ba3)
925,000	5.250	10/01/32	927,655
7,000,000	5.750	10/01/32	7,014,280
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (BB-/NR)
5,750,000	5.000	10/01/32	6,258,127
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
2,655,000	5.000	12/01/26	3,070,561
5,285,000	5.000	12/01/27	6,129,331
5,555,000	5.000	12/01/28	6,374,751
7,200,000	5.000	12/01/34	7,935,048
4,800,000	4.000	12/01/35	4,702,560
4,800,000	4.000	12/01/36	4,655,808
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(c)
16,520,000	(3 Mo. LIBOR + 1.10%, 15.00% Cap), 1.982	12/01/33	14,704,287

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Colorado – (continued)
Denver Connection West Metropolitan District GO Bonds Series 2017 A (NR/NR)
$2,470,000	5.375%	08/01/47	$2,483,585
Denver Connection West Metropolitan District GO Bonds Subordinate Series 2017 B (NR/NR)
1,269,000	8.000	08/01/47	1,270,599
Dominion Water & Sanitation District Tap Fee RB Series 2016 (NR/NR)
8,000,000	5.750	12/01/36	8,383,280
10,345,000	6.000	12/01/46	10,808,870
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (A/A3)(b)
3,000,000	0.000	09/01/39	1,110,600
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (A/A3)(b)
15,000,000	0.000	09/01/28	10,665,600
4,100,000	0.000	09/01/34	2,227,653
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (A/A3)(b)
1,715,000	0.000	09/01/28	1,032,601
E-470 Public Highway Authority RB Series 2010 A (A-/A3)(b)
20,000,000	0.000	09/01/40	7,751,800
High Plains Metropolitan District GO Refunding Bonds Series 2017 (NATL-RE) (A/Baa2)
475,000	5.000	12/01/35	547,756
2,400,000	4.000	12/01/47	2,470,680
Leyden Rock Metropolitan District No. 10 Limited Tax GO Refunding & Improvement Bonds Series 2016 A (NR/NR)
1,250,000	5.000	12/01/45	1,270,962
North Range Metropolitan District No. 2 GO Refunding Bonds Series 2017 A (NR/NR)
3,270,000	5.625	12/01/37	3,307,017
5,380,000	5.750	12/01/47	5,442,354
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
2,135,000	4.375	12/01/31	2,102,761
1,825,000	5.000	12/01/46	1,847,886
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	476,553
720,000	5.350	12/01/31	722,405
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(f)
1,000,000	5.000	12/01/40	1,039,070
Public Authority for Colorado Energy RB for Natural Gas Purchase Series 2008 (BBB+/Baa1)
4,000,000	6.500	11/15/38	5,645,800
Sierra Ridge Metropolitan District No. 2 Douglas County GO Bonds Series 2016 A (NR/NR)
750,000	4.500	12/01/31	743,760
1,500,000	5.500	12/01/46	1,543,665
Southglenn Metropolitan District Special RB Refunding Series 2016 (NR/NR)
1,535,000	5.000	12/01/30	1,596,692
810,000	5.000	12/01/36	824,580
2,100,000	5.000	12/01/46	2,121,252

Municipal Bonds – (continued)
Colorado – (continued)
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/Baa2)
650,000	5.000	12/01/39	717,515
Vista Ridge Metropolitan District GO Refunding Bonds Limited Tax Subseries 2006 B (NR/NR)(a)(e)
1,725,000	0.000	12/01/21	2,286,625
Windshire Park Metropolitan District No. 2 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,500,000	6.500	12/01/47	1,640,520

			218,243,265

Connecticut – 0.4%
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(f)
20,265,000	7.000	02/01/45	21,477,860
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/23	579,930

			22,057,790

Delaware – 0.2%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
5,345,000	5.450	07/01/35	5,344,733
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa1)
3,000,000	5.400	02/01/31	3,249,660
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
2,050,000	5.375	10/01/45	2,136,448

			10,730,841

District of Columbia – 1.6%
District of Columbia GO Refunding Bonds Series 2017 A (AA/Aa1)
5,485,000	4.000	06/01/37	5,870,541
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 C (ASSURED GTY) (AA/A3)
25,000,000	6.500	10/01/41	32,057,750
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(a)
37,100,000	0.000	10/01/44	44,271,059

			82,199,350

Florida – 11.3%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,680,000	6.300	05/01/35	3,682,723
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB-/NR)
1,725,000	3.500	05/01/31	1,710,234
2,170,000	3.750	05/01/36	2,104,857

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Projects Series 2005 A-2 (NR/NR)
$13,840,000	5.350%	05/01/36	$13,865,742
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
195,000	5.250	05/01/36	195,388
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
2,695,000	5.500	05/01/36	2,701,684
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)
8,840,000	6.900	05/01/25	10,164,674
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
3,965,000	6.900	05/01/36	4,491,790
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
1,015,000	6.900	05/01/36	1,136,394
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
750,000	5.750	05/01/48	764,137
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
1,850,000	6.000	05/01/48	1,858,417
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-2 (NR/NR)
1,700,000	6.000	05/01/29	1,702,720
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
1,070,000	3.625	05/01/31	1,090,159
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
2,380,000	5.250	11/01/46	2,412,725
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
375,000	4.500	11/01/25	383,902
1,000,000	5.000	11/01/36	1,028,610
1,850,000	5.000	11/01/48	1,860,878
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
1,970,000	4.250	05/01/29	2,094,090
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
1,000,000	5.000	05/01/35	1,032,420

Municipal Bonds – (continued)
Florida – (continued)
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
985,000	3.750	05/01/31	1,015,407
1,140,000	4.000	05/01/37	1,136,911
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
1,610,000	4.250	05/01/31	1,680,824
2,810,000	4.250	05/01/37	2,899,245
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB-/NR)
760,000	6.000	11/01/27	853,366
490,000	3.750	11/01/31	496,394
3,000,000	6.500	11/01/43	3,617,910
1,500,000	4.125	11/01/46	1,518,675
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
775,000	6.125	11/01/33	892,707
1,000,000	6.500	11/01/43	1,152,310
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
390,000	3.500	05/01/21	390,515
500,000	4.100	05/01/26	500,705
1,755,000	4.700	05/01/36	1,731,413
3,200,000	4.875	05/01/47	3,187,456
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A/A2)(e)
4,750,000	7.000	04/01/19	5,166,480
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
7,830,000	5.750	05/01/35	8,468,067
Centre Lake Community Development District Special Assessment Series 2016 (NR/NR)
375,000	4.125	12/15/27	372,667
500,000	4.500	12/15/32	492,395
975,000	4.700	12/15/37	967,395
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
200,000	3.500	11/01/20	209,520
210,000	3.750	11/01/21	223,047
215,000	3.875	11/01/22	227,900
25,000	4.000	11/01/23	26,625
1,705,000	4.500	11/01/31	1,817,257
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
500,000	5.500	10/01/36	490,760
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A/A1)
1,750,000	4.000	10/01/34	1,834,210
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/26	2,543,445

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB-/NR)
$2,995,000	3.500%	05/01/32	$2,961,186
1,500,000	3.625	05/01/35	1,457,145
1,750,000	3.750	05/01/46	1,658,703
Concord Station Community Development District Capital Improvement RB Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
635,000	4.125	05/01/26	609,447
945,000	4.625	05/01/35	920,005
300,000	4.750	05/01/46	290,418
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(i)
3,305,000	5.850	05/01/35	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(i)
3,980,000	5.000	05/01/11	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,565,000	5.850	05/01/35	3,566,212
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,290,000	5.850	05/01/35	2,054,634
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(b)
5,670,000	0.000	11/01/17	5,669,490
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
782,000	4.000	05/01/31	803,794
1,407,000	4.250	05/01/38	1,447,888
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (A-/NR)
960,000	3.750	05/01/29	972,144
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
3,110,000	3.750	05/01/34	3,206,006
4,300,000	4.000	05/01/37	4,484,255
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (A-/A3)
27,000,000	6.000	08/15/36	29,715,660
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,185,000	6.375	11/01/26	1,338,161
3,245,000	7.000	11/01/45	3,929,598
Estancia at Wiregrass Community Development District Capital Improvements RB Series 2015 (NR/NR)
1,000,000	5.250	11/01/35	1,011,790
1,500,000	5.375	11/01/46	1,499,385
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/34	1,521,618

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp. Solid Waste Disposal RB for Waste Pro USA, Inc. Project Series 2017 (NR/NR)(f)(g)(h)
1,850,000	5.000	08/01/22	1,894,455
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (A-/NR)
600,000	5.000	04/01/32	667,170
5,820,000	5.250	04/01/42	6,517,411
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
700,000	4.000	05/01/31	719,537
1,000,000	4.125	05/01/38	1,010,280
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/26	3,347,969
5,000,000	5.000	11/15/36	5,182,850
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,525,000	4.500	05/01/36	1,491,130
2,305,000	4.625	05/01/46	2,239,054
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)(f)
1,725,000	4.000	05/01/31	1,802,711
1,335,000	4.250	05/01/35	1,389,508
1,810,000	4.250	05/01/39	1,871,776
Heights Community Development District (NR/NR)
3,200,000	5.000	01/01/50	3,230,432
Heights Community Development District Special Assessment RB Series 2017 (NR/NR)
1,850,000	5.000	01/01/38	1,913,547
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
1,000,000	5.000	05/01/34	1,080,920
2,170,000	5.125	05/01/45	2,395,354
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/31	545,830
500,000	5.150	05/01/34	543,840
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
1,540,000	3.400	05/01/37	1,482,265
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,125,000	5.700	05/01/36	2,142,531
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
2,205,000	4.200	05/01/31	2,327,951
2,000,000	4.350	05/01/36	2,070,460
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,000,000	4.250	05/01/31	1,062,620
2,150,000	4.250	05/01/36	2,222,369
Islands at Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
2,500,000	4.125	05/01/35	2,546,725

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Isles Bartram Park Community Development District Special Assessment Bonds Series 2017 (NR/NR)
$275,000	4.000%	11/01/27	$275,179
500,000	4.625	11/01/37	500,180
1,000,000	5.000	11/01/47	1,024,630
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
285,000	7.210	11/01/20	286,379
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
650,000	6.770	11/01/20	652,925
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,270,000	6.700	05/01/33	2,502,085
4,830,000	7.000	05/01/43	5,389,555
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
6,340,000	5.600	05/01/44	6,754,446
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(f)
1,000,000	5.000	05/01/37	1,045,650
2,390,000	5.125	05/01/47	2,493,750
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,440,000	8.000	05/01/40	23,032,901
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
800,000	4.000	05/01/22	806,000
1,125,000	4.625	05/01/27	1,171,755
2,500,000	5.250	05/01/37	2,662,525
5,825,000	5.375	05/01/47	6,189,878
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
2,315,000	4.000	05/01/21	2,348,429
1,335,000	4.250	05/01/26	1,366,853
3,775,000	5.000	05/01/36	3,946,234
14,885,000	5.125	05/01/46	15,475,934
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB/NR)
2,600,000	6.500	11/15/31	3,005,444
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)
1,435,000	4.000	05/01/31	1,476,428
1,860,000	4.000	05/01/36	1,891,081
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
4,230,000	5.400	05/01/30	3,798,836
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
2,075,000	5.375	05/01/30	2,072,095
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/32	1,936,838

Municipal Bonds – (continued)
Florida – (continued)
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(i)
880,000	5.250	05/01/15	9
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(i)
1,380,000	6.150	11/01/14	14
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
410,000	6.000	05/01/36	406,261
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
795,000	6.250	05/01/38	833,478
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 B (NR/NR)
610,000	6.810	05/01/20	613,660
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)
630,000	7.250	05/01/35	700,768
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 B (NR/NR)
490,000	7.250	05/01/22	535,634
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(i)
1,075,000	5.250	05/01/15	11
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (BBB+/Baa1)
1,500,000	5.000	11/15/39	1,621,950
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A+/A1)(f)
11,760,000	5.000	03/01/30	13,347,365
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
600,000	4.000	11/01/23	615,144
600,000	4.750	11/01/27	631,020
4,000,000	5.125	11/01/39	4,200,640
4,135,000	5.250	11/01/49	4,387,979
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,455,000	5.000	05/01/29	3,674,012
3,265,000	5.000	05/01/37	3,450,093
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
3,265,000	5.000	05/01/28	3,447,383
2,000,000	5.000	05/01/35	2,036,520
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (AA/NR)
1,820,000	3.500	05/01/36	1,800,326
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
750,000	5.250	11/01/35	774,105
1,250,000	5.625	11/01/45	1,314,275
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,910,000	5.750	05/01/38	1,911,146

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
$190,000	5.000%	05/01/19	$190,477
New River Community Development District Special Assessment Series 2006 B (NR/NR)(i)
3,260,000	5.000	05/01/13	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/24	1,855,997
1,765,000	5.000	04/01/25	1,942,012
1,005,000	5.000	04/01/26	1,101,319
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
945,000	6.125	05/01/35	946,247
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)
1,310,000	6.125	05/01/35	1,311,729
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(i)
1,200,000	5.125	05/01/09	408,000
210,000	6.125	05/01/35	71,400
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
3,155,000	3.750	05/01/31	3,159,543
2,040,000	4.000	05/01/36	2,053,444
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
700,000	4.000	05/01/27	700,868
2,380,000	5.000	05/01/39	2,428,885
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (AA/NR)
530,000	4.125	05/01/35	542,291
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(b)
15,205,000	0.000	05/01/36	5,725,139
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
1,930,000	5.400	05/01/36	1,933,995
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(i)
6,355,000	5.400	05/01/36	64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(i)
3,670,000	4.875	05/01/10	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(i)
2,600,000	5.000	02/01/11	26
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB-/NR)
2,805,000	4.750	05/01/33	2,933,413
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 1 (NR/NR)
3,125,000	6.600	05/01/33	3,210,875

Municipal Bonds – (continued)
Florida – (continued)
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 2 (NR/NR)
855,000	6.600	05/01/36	878,495
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 3 (NR/NR)
2,560,000	6.600	05/01/33	2,630,349
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
3,070,000	5.000	05/01/25	3,267,677
6,840,000	5.000	05/01/33	7,169,141
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(i)
2,170,000	7.200	05/01/22	22
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
2,395,000	4.000	05/01/31	2,461,844
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
4,780,000	5.450	05/01/36	4,779,761
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,335,000	5.500	05/01/20	1,331,142
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,594,305
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,345,000	4.250	11/01/37	1,383,386
330,000	4.125	11/01/40	330,116
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (BBB/NR)
805,000	3.500	05/01/32	768,574
505,000	3.625	05/01/35	475,149
1,020,000	3.750	05/01/38	958,494
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
645,000	4.350	05/01/26	653,120
500,000	4.875	05/01/35	507,865
95,000	5.000	05/01/38	96,453
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,015,000	5.250	05/01/34	2,212,047
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,990,000	5.800	05/01/35	3,882,709
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,980,000	5.800	05/01/35	2,671,242
Spring Lake Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(f)
1,250,000	5.125	11/01/37	1,276,100
1,790,000	5.250	11/01/47	1,830,705

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
$1,290,000	4.800%	05/01/35	$1,273,372
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (NR/Aa3)(e)
5,835,000	6.500	11/15/19	6,478,017
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(i)
418,112	5.500	11/01/10	292,679
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/34	2,326,234
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,500,000	5.125	11/01/34	1,627,365
3,500,000	5.500	11/01/44	4,031,545
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,440,000	6.500	05/01/39	2,787,993
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
670,000	3.250	05/01/21	664,177
975,000	3.750	05/01/26	963,700
1,600,000	4.000	05/01/33	1,565,440
905,000	4.125	05/01/36	889,398
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/34	1,408,648
2,365,000	6.000	11/01/44	2,570,045
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
390,000	4.250	05/01/26	399,988
1,110,000	4.800	05/01/36	1,126,339
1,715,000	5.000	05/01/46	1,737,621
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (BBB/NR)
700,000	3.375	05/01/32	674,527
1,355,000	3.600	05/01/37	1,315,962
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
450,000	5.750	11/01/27	494,554
2,000,000	6.250	11/01/44	2,203,000
Triple Creek Community Development District Special Assessment Series 2017 A (NR/NR)
1,965,000	5.250	11/01/27	1,996,715
2,745,000	6.125	11/01/46	2,798,088
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
745,000	3.500	11/01/21	742,459
1,340,000	4.000	11/01/27	1,333,367
3,160,000	4.625	11/01/37	3,105,111
2,790,000	4.750	11/01/47	2,737,325

Municipal Bonds – (continued)
Florida – (continued)
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
400,000	4.250	11/01/21	406,276
2,440,000	5.625	11/01/45	2,613,460
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
2,270,000	4.375	05/01/35	2,384,181
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB-/NR)
1,775,000	3.500	05/01/32	1,745,073
2,650,000	3.625	05/01/37	2,582,717
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
625,000	4.750	05/01/37	610,950
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)(f)
1,880,000	3.250	12/15/22	1,874,586
2,000,000	4.000	12/15/28	2,004,340
1,000,000	5.000	12/15/32	1,059,250
1,705,000	5.000	12/15/37	1,776,968
3,800,000	5.000	12/15/47	3,918,408
Union Park East Community Development District Capital Improvement RB for Assessment Area One Series 2017 A-1 (NR/NR)(f)
1,400,000	5.500	11/01/47	1,439,718
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/34	519,410
750,000	6.125	05/01/42	787,545
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
580,000	6.000	11/01/27	660,017
2,050,000	6.500	11/01/43	2,708,296
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
830,000	6.375	11/01/27	905,505
2,300,000	7.125	11/01/44	2,729,801
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,425,000	3.375	05/01/21	1,424,259
2,460,000	3.750	05/01/26	2,424,429
4,360,000	4.000	05/01/31	4,265,911
1,750,000	4.125	05/01/34	1,711,885
1,000,000	4.250	05/01/37	977,850
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
1,985,000	4.000	05/01/31	2,040,322
2,940,000	4.000	05/01/37	2,952,436
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
750,000	5.125	11/01/35	779,797
1,000,000	5.250	11/01/46	1,039,910

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
$2,600,000	5.000%	05/01/32	$2,902,120
6,190,000	5.125	05/01/43	6,942,704
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
4,800,000	6.000	05/01/44	5,653,056
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,635,000	4.000	05/01/33	1,650,434
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
1,280,000	4.000	05/01/34	1,288,883
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
7,290,000	6.375	05/01/38	7,447,027
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
7,755,000	6.125	05/01/39	8,491,105
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
4,685,000	7.000	05/01/41	5,495,130
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
1,925,000	5.500	05/01/42	2,100,945
Villasol Community Development District RB Series 2003 A (NR/NR)
2,125,000	6.600	05/01/34	2,126,232
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
1,000,000	3.750	11/01/31	1,013,050
1,000,000	4.000	11/01/36	1,001,490
1,300,000	4.125	11/01/46	1,288,001
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
3,150,000	5.500	05/01/34	3,272,976
3,825,000	5.750	05/01/44	4,018,927
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/39	13,719
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
495,000	6.600	05/01/39	497,673
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
3,240,000	4.200	05/01/36	3,322,782
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,240,000	5.125	11/01/35	1,281,924
2,000,000	5.500	11/01/45	2,081,880
Winding Cypress Community Development District Special Assessment Phase 1 and Phase 2 Assessment Area Series 2015 (NR/NR)
265,000	4.000	11/01/20	266,402
400,000	4.375	11/01/25	405,288
1,770,000	5.000	11/01/45	1,794,426

Municipal Bonds – (continued)
Florida – (continued)
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
470,000	5.375	05/01/35	493,373
3,060,000	5.625	05/01/45	3,216,672
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875	05/01/36	785,679
1,445,000	5.000	05/01/47	1,442,731

			595,275,348

Georgia – 1.3%
Altlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A+/Aa3)
1,500,000	5.250	07/01/40	1,733,865
5,500,000	5.250	07/01/44	6,320,600
Altlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A/A1)
1,000,000	4.000	07/01/40	1,037,750
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (BB+/Baa3)
11,700,000	8.750	06/01/29	13,537,836
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
1,900,000	5.250	11/01/28	1,850,144
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BBB-/NR)
900,000	5.000	03/01/47	950,229
900,000	5.125	03/01/52	948,384
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
49,820,000	(3 Mo. LIBOR + 0.65%), 1.520	10/01/33	43,780,820

			70,159,628

Guam – 1.2%
A.B. Won Pat International Airport Authority RB Refunding General Series 2013 B (AGM) (AA/A2)
1,500,000	5.750	10/01/43	1,737,990
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/30	2,633,400
3,355,000	6.875	12/01/40	3,531,205
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
500,000	5.000	12/01/31	563,855
3,410,000	5.000	12/01/46	3,702,339
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/43	8,586,187
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB/Baa2)
2,000,000	6.375	10/01/43	2,278,100
Guam Power Authority RB Series 2010 A (BBB/Baa2)
10,000,000	5.500	10/01/40	10,505,800

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Guam – (continued)
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Baa2)
$10,365,000	5.625%	07/01/40	$11,002,966
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)
13,705,000	5.500	07/01/43	15,152,796
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
4,880,000	5.000	01/01/46	5,220,868

			64,915,506

Idaho – 0.0%
Idaho Health Facilities Authority RB Refunding for Madison Memorial Hospital Project Series 2016 (BB+/NR)
1,000,000	5.000	09/01/37	1,064,280

Illinois – 14.7%
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A/NR)
16,000,000	6.000	04/01/46	18,825,440
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (A/A3)(b)
2,500,000	0.000	12/01/27	1,670,075
350,000	0.000	12/01/28	222,264
8,925,000	0.000	12/01/29	5,390,164
405,000	0.000	12/01/30	232,551
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (A/A3)(b)
125,000	0.000	12/01/29	75,493
150,000	0.000	12/01/30	86,130
Chicago Illinois Board of Education GO Bonds Capital Appreciation Refunding for School Reform Series 1999 A (NATL-RE) (A/A3)(b)
15,340,000	0.000	12/01/31	8,374,720
Chicago Illinois Board of Education GO Bonds Series 2011 A (B/B3)
2,770,000	5.000	12/01/41	2,731,580
Chicago Illinois Board of Education GO Bonds Series 2012 A (B/B3)
5,550,000	5.000	12/01/42	5,486,952
Chicago Illinois Board of Education GO Bonds Series 2017 A (NR/NR)(f)
5,500,000	7.000	12/01/46	6,596,095
Chicago Illinois Board of Education GO Refunding Bonds for School Reform Series 1999 A (NATL-RE) (A/A3)
9,535,000	5.500	12/01/26	11,022,937
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (B/B3)
8,965,000	5.500	12/01/29	9,805,827
Chicago Illinois Board of Education GO Refunding Bonds Series 2010 F (B/B3)
1,060,000	5.000	12/01/31	1,052,495
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (B/NR)
19,705,000	5.250	12/01/35	19,657,905
15,235,000	5.250	12/01/39	15,056,903

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 E (B/NR)
5,315,000	5.125	12/01/32	5,284,173
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2011 A (B/B3)
315,000	5.500	12/01/39	317,652
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2005 A (AMBAC) (B/B3)
2,300,000	5.500	12/01/30	2,504,907
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2008 C (B/B3)
6,325,000	5.000	12/01/28	6,324,557
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (B/B3)
9,750,000	6.038	12/01/29	9,306,862
10,265,000	6.138	12/01/39	9,514,526
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (B/NR)
54,475,000	7.000	12/01/44	63,646,411
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (B/NR)
61,135,000	6.500	12/01/46	69,489,098
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(b)
11,415,000	0.000	01/01/32	5,856,922
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
1,700,000	5.500	01/01/37	1,844,432
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
8,375,000	5.250	01/01/33	8,886,126
6,295,000	5.000	01/01/34	6,607,484
10,500,000	5.000	01/01/36	10,997,595
Chicago Illinois GO Bonds Project Refunding Series 2017 A (BBB+/NR)
6,100,000	6.000	01/01/38	7,065,325
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
6,170,000	5.250	01/01/35	6,364,170
3,000,000	5.000	01/01/40	3,094,860
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
18,000,000	5.000	01/01/33	18,673,740
3,850,000	5.000	01/01/34	3,985,019
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
4,180,000	5.500	01/01/39	4,537,850
Chicago Illinois GO Refunding & Project Bonds Series 2009 C (BBB+/Ba1)
1,170,000	5.000	01/01/34	1,201,216
Chicago Illinois GO Refunding Bonds for Taxable Project Series 2014 B (BBB+/Ba1)
12,000,000	6.314	01/01/44	12,831,360

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 E (BBB+/Ba1)
$3,775,000	5.500%	01/01/42	$4,061,447
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 F (BBB+/Ba1)
2,500,000	5.500	01/01/42	2,689,700
Chicago Illinois GO Refunding Bonds Series 2009 C (BBB+/Ba1)
3,825,000	5.000	01/01/40	3,906,281
Chicago Illinois GO Refunding Bonds Series 2014 A (BBB+/Ba1)
4,230,000	5.000	01/01/35	4,430,460
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
13,300,000	5.000	01/01/38	14,081,641
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
1,500,000	5.000	01/01/39	1,632,780
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
1,950,000	5.250	01/01/42	2,230,683
5,460,000	4.000	01/01/52	5,527,158
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
1,500,000	5.000	11/01/28	1,743,300
1,050,000	5.000	11/01/29	1,213,065
1,000,000	5.000	11/01/30	1,149,310
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
2,074,000	5.800	03/01/37	2,017,421
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,401,000	5.625	03/01/36	1,404,096
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (BBB-/NR)
2,780,000	5.750	05/15/31	2,787,172
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
805,000	6.125	05/15/27	869,303
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (NR/NR)(e)
445,000	6.125	05/15/20	501,898
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)(f)
33,325,000	6.750	10/01/46	33,386,985
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,645,000	4.000	05/15/27	1,711,063
2,825,000	5.000	05/15/37	3,026,931
1,055,000	5.000	05/15/47	1,118,395
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/47	4,740,930
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
490,000	5.000	09/01/36	539,137
3,470,000	5.000	09/01/46	3,757,594

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A2)
4,955,000	6.000	05/15/39	5,249,426
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (CCC+/Caa1)
15,650,000	6.500	10/15/40	16,875,395
Illinois State GO Bonds Pension Funding Series 2003 (BBB-/Baa3)
30,170,000	5.100	06/01/33	30,510,921
Illinois State GO Bonds Series 2010-5 (BBB-/Baa3)
7,220,000	7.350	07/01/35	8,280,185
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
500,000	5.000	03/01/31	521,045
750,000	5.000	03/01/37	772,688
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,050,000	5.500	07/01/38	5,448,445
Illinois State GO Bonds Series 2014 (AGM) (AA/A2)
20,000,000	5.000	02/01/39	21,107,200
Illinois State GO Bonds Series 2014 (BBB-/Baa3)
9,500,000	5.000	04/01/31	10,066,485
15,000,000	5.000	05/01/31	15,904,050
5,000,000	5.000	05/01/39	5,213,050
Illinois State GO Bonds Series 2016 (BBB-/Baa3)
4,415,000	5.000	11/01/21	4,799,193
Illinois State GO Refunding Bonds Series 2012 (BBB-/Baa3)
7,300,000	5.000	08/01/21	7,909,185
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
20,175,000	4.000	02/01/30	20,696,120
Illinois State Toll Highway Authority Toll Highway Senior RB 2015 Series A (AA-/Aa3)
7,920,000	5.000	01/01/40	8,937,007
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,105,000	6.250	03/01/34	2,109,063
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2002 A (NATL-RE) (A/A3)(b)
9,900,000	0.000	06/15/30	6,153,048
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (AA/A2)(b)
3,200,000	0.000	06/15/44	1,035,680
Metropolitan Pier & Exposition Authority RB Refunding for Mccormick Place Expansion Dedicated Sales Tax Project Series 2010 B2 (ST APPROP) (BB+/Ba1)
50,000,000	5.000	06/15/50	50,247,000
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(i)
4,555,000	6.000	03/01/36	2,915,200
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/29	913,584
1,010,000	4.750	10/01/32	1,073,287
Regional Transportation Authority Illinois GO Bonds Series 2016 A (AA/A2)
7,730,000	4.000	06/01/46	7,877,179

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (NR/NR)(e)
$19,200,000	7.125%	11/01/23	$25,267,968
5,000,000	7.625	11/01/23	6,724,250
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (B/Caa1)
12,505,000	5.750	08/01/42	12,389,579
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
13,625,000	4.000	03/01/40	13,905,266
State of Illinois GO Bonds Series 2010 (BBB-/Baa3)
7,500,000	5.250	02/01/28	7,667,475
State of Illinois GO Bonds Series 2010 A (BBB-/Baa3)
3,500,000	4.000	01/01/21	3,648,085
State of Illinois GO Bonds Series 2010-1 (BBB-/Baa3)
2,570,000	6.630	02/01/35	2,880,919

			770,246,544

Indiana – 0.6%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB/NR)
1,355,000	5.000	10/01/24	1,359,106
1,500,000	5.000	10/01/32	1,504,545
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
1,300,000	5.000	02/01/29	1,461,538
1,250,000	5.250	02/01/34	1,403,675
1,500,000	5.000	02/01/39	1,639,560
Indiana Finance Authority Environmental Improvement RB for United States Steel Corp. Project Series 2012 (AMT) (B/Caa1)
795,000	5.750	08/01/42	787,662
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA/Aa2)
2,000,000	5.125	03/01/38	2,162,420
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Ba1)
6,825,000	5.000	06/01/39	6,924,918
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
6,250,000	5.000	07/01/48	6,726,938
Indiana Municipal Power Agency Power Supply System RB Refunding Series 2016 A (A+/A1)
7,750,000	5.000	01/01/42	8,800,047
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(i)
7,520,823	6.500	11/15/31	19,554

			32,789,963

Iowa – 0.0%
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/31	1,358,496

Municipal Bonds – (continued)
Kentucky – 1.4%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB/Baa3)(e)
8,000,000	6.375	06/01/20	9,090,000
8,250,000	6.500	06/01/20	9,400,958
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
3,300,000	4.000	06/01/37	3,393,192
3,000,000	4.000	06/01/45	2,994,870
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 B (AGM) (AA/A2)
1,000,000	4.000	06/01/37	1,028,240
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/42	5,761,100
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
17,575,000	4.000	10/01/34	18,111,037
25,205,000	4.000	10/01/36	25,798,326

			75,577,723

Louisiana – 3.4%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB/Baa3)
5,000,000	6.500	11/01/35	5,636,300
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (A/A2)(e)
19,265,000	6.000	10/01/20	21,982,906
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
2,600,000	5.000	10/01/39	2,914,860
4,850,000	4.000	10/01/41	4,974,693
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
14,475,000	3.375	09/01/28	14,663,609
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
13,950,000	3.500	06/01/30	14,173,479
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A-/A3)
12,725,000	4.000	05/15/42	12,917,784
4,825,000	5.000	05/15/42	5,403,132
21,250,000	5.000	05/15/46	23,704,375
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A-/A3)
18,500,000	5.000	01/01/40	20,675,230
32,395,000	5.000	01/01/45	36,004,451
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A3)
4,850,000	5.000	01/01/48	5,469,103

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Louisiana – (continued)
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa1)
$7,470,000	6.500%	01/01/40	$7,857,095

			176,377,017

Maryland – 1.0%
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (BBB-/NR)
2,000,000	5.000	09/01/39	2,269,080
1,725,000	5.000	09/01/42	1,944,696
3,500,000	5.000	09/01/46	3,936,380
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
2,950,000	4.500	09/01/33	3,042,778
1,500,000	5.000	09/01/38	1,593,915
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba2)
2,590,000	5.000	09/01/30	2,590,984
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
2,980,000	7.250	07/01/43	3,146,522
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)
8,850,000	7.125	07/01/43	9,635,349
Maryland Stadium Authority RB for Baltimore City Public Schools Construction & Revitalization Program Series 2016 (AA-/Aa3)
10,000,000	5.000	05/01/46	11,308,600
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (NR/Baa3)(e)
9,500,000	5.750	07/01/20	10,671,540
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/31	2,272,767

			52,412,611

Massachusetts – 0.5%
Massachusetts Development Finance Agency RB for Simmons College Issue Series 2015 K-1 (BBB+/Baa1)
1,950,000	5.000	10/01/36	2,246,342
Massachusetts Development Finance Agency RB for Suffolk University Issue Series 2009 A (BBB/Baa2)
4,215,000	5.750	07/01/39	4,501,789
Massachusetts Development Finance Agency RB for Suffolk University Issue Series 2009 A (NR/NR)(e)
8,285,000	5.750	07/01/19	8,957,659
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)(f)
2,250,000	6.500	11/15/43	2,538,112
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA/Aa1)(c)
4,970,000	(3 Mo. LIBOR + 0.57%, 20.00% Cap), 1.448	05/01/37	4,684,374

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (AA+/Aa1)(c)
2,950,000	(3 Mo. LIBOR + 0.57%, 20.00% Cap), 1.448%	05/01/37	2,831,410

			25,759,686

Michigan – 1.4%
City of Detroit Financial Recovery Series 2014 B-1 (NR/NR)(h)
6,475,000	4.000	04/01/44	4,407,273
City of Detroit Financial Recovery Series 2014 C (NR/NR)
12,850,000	5.000	12/10/26	12,233,843
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC-Q-SBLF) (AA-/Aa1)
3,500,000	6.000	05/01/20	3,891,090
3,000,000	6.000	05/01/21	3,439,140
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(c)
4,675,000	(3 Mo. LIBOR + 0.60%, 15.00% Cap), 1.470	07/01/32	4,249,575
Detroit Michigan Water & Sewerage Department Sewage Disposal System RB Refunding Senior Lien Series 2012 A (A-/A3)
2,000,000	5.250	07/01/39	2,200,320
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Financial Recovery Income Tax Local Project Series 2014 F (A/NR)
2,000,000	4.500	10/01/29	2,100,320
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Department Sewage Disposal System Second Lien Local Project Series 2015 C (BBB+/Baa1)
355,000	5.000	07/01/33	399,286
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
2,600,000	5.000	07/01/35	2,923,700
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
2,175,000	5.000	07/01/32	2,471,431
1,750,000	5.000	07/01/33	1,980,457
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A-/A3)
1,250,000	5.000	07/01/34	1,399,562
750,000	5.000	07/01/35	838,103
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-2 (BBB+/Baa1)
2,100,000	5.000	07/01/34	2,346,687
Michigan Tobacco Settlement Finance Authority Asset Backed RB Senior Series 2007 A (B-/NR)
3,330,000	6.000	06/01/48	3,329,967

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Michigan – (continued)
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(b)
$238,600,000	0.000%	06/01/52	$14,721,620
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(b)
180,100,000	0.000	06/01/52	10,123,421

			73,055,795

Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000	5.750	06/15/32	2,740,550
3,750,000	6.000	06/15/39	4,168,275
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BBB-/NR)
2,400,000	5.000	05/01/47	2,661,864

			9,570,689

Mississippi – 0.0%
Mississippi Business Finance Corp. Solid Waste Disposal RB for Waste Pro USA, Inc. Project Series 2017 (AMT) (NR/NR)(f)(g)(h)
2,000,000	5.000	08/01/22	2,048,060

Missouri – 0.1%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(i)
1,535,000	6.000	07/01/37	82,890
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(i)
7,750,000	6.000	07/01/25	418,500
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Baa3)
1,925,000	5.000	03/01/36	2,119,078
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)(f)
1,000,000	5.000	04/01/36	972,950
1,150,000	5.000	04/01/46	1,085,071
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(i)
1,250,000	5.750	04/01/27	312,500

			4,990,989

Nevada – 0.3%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
645,000	4.000	06/01/18	650,141
710,000	4.000	06/01/19	723,710
600,000	4.000	06/01/20	617,856
765,000	4.000	06/01/21	792,655
415,000	5.000	06/01/22	449,524
370,000	5.000	06/01/23	402,023
200,000	4.250	06/01/24	207,030
250,000	5.000	06/01/24	270,552

Municipal Bonds – (continued)
Nevada – (continued)
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
325,000	4.250	06/01/37	320,298
475,000	4.375	06/01/42	468,972
550,000	4.500	06/01/47	549,076
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,925,000	5.000	03/01/20	1,901,534
1,925,000	5.100	03/01/21	1,894,508
1,005,000	5.100	03/01/22	981,523
2,700,000	5.125	03/01/25	2,592,459
Henderson Local Improvement District No. T-18 Limited Obligation Series 2016 (NR/NR)
2,200,000	4.000	09/01/35	2,158,508

			14,980,369

New Jersey – 5.7%
Atlantic City Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
725,000	5.000	03/01/32	834,120
965,000	5.000	03/01/37	1,087,603
1,205,000	5.000	03/01/42	1,347,805
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/26	2,706,150
1,000,000	5.000	06/15/28	1,075,210
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/32	1,041,800
1,000,000	5.000	06/15/37	1,041,970
1,000,000	5.125	06/15/43	1,044,660
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/43	1,110,810
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/37	540,700
1,150,000	5.000	07/01/47	1,236,227
1,175,000	5.000	01/01/50	1,258,413
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (BBB+/Baa1)(e)
1,640,000	5.000	09/01/19	1,760,622
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,500,000	5.000	06/15/41	4,811,085
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/Ba3)
7,500,000	5.500	04/01/28	7,525,200
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (BB-/Ba3)
8,500,000	5.250	09/15/29	9,291,520

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (BB-/Ba3)
$5,000,000	5.625%	11/15/30	$5,698,850
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (BB-/Ba3)
5,000,000	5.625	11/15/30	5,698,850
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (AA/A2)
9,700,000	4.125	07/01/38	10,154,639
5,600,000	5.000	07/01/46	6,233,528
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
1,000,000	5.000	07/01/28	1,151,120
1,000,000	5.000	07/01/29	1,144,510
900,000	5.000	07/01/30	1,022,670
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(b)
119,365,000	0.000	12/15/35	54,833,894
62,370,000	0.000	12/15/36	27,196,438
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (BBB+/Baa1)(b)
46,545,000	0.000	12/15/35	20,450,942
1,320,000	0.000	12/15/38	494,023
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(b)
8,805,000	0.000	12/15/28	5,607,200
1,900,000	0.000	12/15/34	880,802
4,875,000	0.000	12/15/36	2,028,244
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-1 (A+/Baa1)
3,000,000	5.000	06/15/29	3,344,370
3,335,000	5.000	06/15/30	3,696,681
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
26,070,000	5.000	06/15/38	27,697,550
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
2,500,000	5.250	06/15/41	2,696,600
5,075,000	5.000	06/15/45	5,366,812
1,750,000	5.000	06/15/46	1,849,435
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (AA/A2)(b)
11,150,000	0.000	12/15/33	5,860,551
25,400,000	0.000	12/15/34	12,701,778
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (A/A3)(b)
25,900,000	0.000	12/15/27	17,748,234
10,055,000	0.000	12/15/30	5,953,566

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (BBB+/Baa1)
12,875,000	5.000	06/15/42	13,448,066
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB+/Baa1)(b)
2,550,000	0.000	12/15/33	1,247,970
740,000	0.000	12/15/39	262,693
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
4,350,000	5.500	06/15/41	4,641,450
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (NR/A3)(e)
2,000,000	6.750	12/01/19	2,242,460
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (BB-/B3)
3,950,000	4.750	06/01/34	3,865,194
Tobacco Settlement Financing Corp. Tobacco Settlement Asset- Backed Bonds Series 2007 1-A (B/B3)
8,900,000	5.000	06/01/41	8,623,388

			301,556,403

New Mexico – 0.3%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
14,000,000	5.900	06/01/40	15,293,320
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 F (AMT) (BBB+/Baa2)
1,500,000	6.250	06/01/40	1,654,080

			16,947,400

New York – 2.3%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (AA/A2)
1,240,000	3.000	07/15/43	1,165,414
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (BBB-/Baa3)
5,925,000	5.000	07/15/42	6,679,015
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
2,650,000	5.875	04/01/42	2,769,436
Hempstead Town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (BBB/NR)
645,000	5.000	07/01/30	757,436
865,000	5.000	07/01/33	999,127
815,000	5.000	07/01/35	933,265
640,000	5.000	07/01/36	731,725
455,000	5.000	07/01/38	519,391
New York City Capital Resource Corp. RB for YMCA of Greater New York Project Series 2015 (A-/Baa1)
1,000,000	5.000	08/01/40	1,109,110
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/48	2,087,180

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
$1,000,000	6.125%	01/01/29	$1,058,580
3,000,000	6.375	01/01/39	3,190,350
5,000,000	6.500	01/01/46	5,309,500
New York Convention Center Development Corporation RB Refunding for Hotel Unit Fee Secured Series 2015 (NR/Aa3)
5,000,000	5.000	11/15/40	5,734,900
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(f)
8,200,000	5.000	11/15/44	8,920,124
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
5,000,000	4.000	07/01/35	5,209,900
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
9,480,000	4.000	07/01/33	9,872,093
5,000,000	5.000	07/01/34	5,553,050
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
12,600,000	4.000	01/01/51	12,868,506
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
4,540,000	5.000	07/01/41	4,994,409
25,500,000	5.250	01/01/50	28,288,170
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa2)
1,565,000	5.750	06/15/35	1,734,896
Onondaga Civic Development Corp. RB for St. Joseph’s Hospital Health Center Project Series 2014 A (NR/WR)(e)
1,750,000	5.125	07/01/19	1,874,180
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (BBB+/A3)
5,000,000	5.125	09/01/40	5,455,950
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2)
4,375,000	5.000	11/01/46	4,739,306

			122,555,013

North Carolina – 0.2%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
1,000,000	5.700	05/01/34	1,099,650
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/32	4,000,412
1,000,000	5.000	03/01/37	1,060,790
1,000,000	5.000	03/01/42	1,056,180

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
1,000,000	4.500	09/01/30	1,020,720
2,000,000	5.000	09/01/37	2,076,800

			10,314,552

Ohio – 5.2%
Bowling Green City Student Housing RB for CFP I LLC – Bowling Green State University Project Series 2010 (BBB-/NR)(e)
7,000,000	6.000	06/01/20	7,865,480
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 1st Subordinate Series 2007 B (BBB+/NR)(b)
146,850,000	0.000	06/01/47	9,739,092
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 2nd Subordinate Series 2007 C (NR/NR)(b)
255,550,000	0.000	06/01/52	8,072,825
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
20,000,000	6.500	06/01/47	20,021,200
2,440,000	5.875	06/01/47	2,329,590
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
70,300,000	5.125	06/01/24	66,587,457
63,565,000	5.875	06/01/30	61,656,779
4,420,000	5.750	06/01/34	4,254,692
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
23,905,000	6.250	06/01/37	23,715,672
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
2,400,000	5.250	11/01/37	2,570,592
2,700,000	5.250	11/01/47	2,860,272
2,320,000	5.250	11/01/50	2,451,938
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/Ba3)
22,320,000	5.375	09/15/27	22,388,969
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
6,250,000	5.000	02/15/37	6,728,938
7,500,000	5.000	02/15/42	7,984,200
7,500,000	4.750	02/15/47	7,624,425
1,500,000	5.000	02/15/57	1,568,355
1,000,000	5.500	02/15/57	1,096,510
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
2,000,000	5.000	01/01/42	2,125,740
1,610,000	5.000	01/01/46	1,707,276
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/48	8,315,920

			271,665,922

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Oklahoma – 1.1%
Oklahoma Development Finance Authority RB Provident Oklahoma Education Resources Inc., Cross Village Student Housing Project Series 2017 A (BBB-/NR)
$6,220,000	5.000%	08/01/47	$6,800,388
14,075,000	5.000	08/01/52	15,125,839
3,875,000	5.250	08/01/57	4,209,374
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/35	2,914,232
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/35	26,423,820
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(g)(h)
3,500,000	5.000	06/01/25	3,830,260

			59,303,913

Oregon – 0.2%
University of Oregon RB Series 2015 A (AA-/Aa2)
7,345,000	5.000	04/01/45	8,340,248

Pennsylvania – 2.9%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
1,500,000	5.000	09/01/30	1,641,450
1,000,000	5.000	09/01/35	1,064,850
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba1)(f)
2,000,000	5.000	05/01/27	2,286,040
1,400,000	5.000	05/01/32	1,551,564
6,950,000	5.000	05/01/42	7,458,184
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa2)
18,000,000	5.000	05/01/42	19,062,180
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/35	530,600
1,000,000	5.000	08/01/45	1,047,760
City of Philadelphia GO Bonds Series 2011 (A+/A2)(e)
4,000,000	6.000	08/01/20	4,541,760
Clairton Municipal Authority Sewer RB Series 2012 B (BBB+/NR)
1,000,000	5.000	12/01/42	1,083,980
County of Allegheny GO Notes Refunding Series 2007 C-59B (AGM) (AA/A1)(c)
1,000,000	(3 Mo. LIBOR + 0.55%), 1.428	11/01/26	982,960
Cumberland County Municipal Authority RB for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
1,500,000	5.000	01/01/38	1,628,805
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(c)
49,750,000	(3 Mo. LIBOR + 0.77%), 1.648	05/01/37	42,928,280

Municipal Bonds – (continued)
Pennsylvania – (continued)
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/27	1,468,810
1,500,000	5.000	04/01/33	1,546,815
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
8,500,000	5.000	06/30/42	9,452,595
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,400,000	6.250	01/01/32	7,803,966
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (BB-/B1)
2,460,000	8.000	05/01/29	2,750,182
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(c)
13,095,000	(3 Mo. LIBOR + 0.60%), 1.470	07/01/27	12,701,364
10,750,000	(3 Mo. LIBOR + 0.65%), 1.520	07/01/39	8,663,640
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB-/NR)
4,000,000	5.000	05/01/42	4,217,760
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (NR/Baa3)
400,000	5.000	07/01/35	432,620
Philadelphia Hospitals & Higher Education Facilities Authority RB Refunding for Temple University Health System Obligated Group Series 2012 B (BBB-/Ba1)
5,000,000	6.250	07/01/23	5,020,950
Scranton City GO Refunding Notes Series 2016 (BB+/NR)
1,875,000	5.000	11/15/26	2,021,381
2,625,000	5.000	11/15/32	2,742,023
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
1,700,000	5.000	11/15/21	1,763,869
2,450,000	5.000	11/15/28	2,502,430
State Public School Building Authority RB Refunding for Philadelphia School District Project Series 2016 A (AGM) (ST AID WITHHLDG) (AA/A2)
2,400,000	5.000	06/01/31	2,738,544

			151,635,362

Puerto Rico – 4.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CC/Caa3)
56,440,000	6.000	07/01/38	42,753,300
25,995,000	6.000	07/01/44	19,561,238

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CC/Caa3)
$115,000	4.500%	07/01/27	$82,369
370,000	5.000	07/01/30	265,475
5,115,000	5.125	07/01/37	3,657,225
12,835,000	5.250	07/01/42	9,177,025
3,470,000	6.000	07/01/47	2,559,125
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (D/Caa3)(i)
115,000	5.250	07/01/30	53,187
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Caa3)(i)
30,460,000	8.000	07/01/35	14,773,100
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (D/Caa3)(i)
5,185,000	5.500	07/01/39	2,423,987
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
360,000	5.250	07/01/41	418,536
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (D/C)
27,515,000	5.250	07/01/38	28,325,867
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (A/A3)
1,095,000	5.250	07/01/35	1,131,069
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (A/A3)
200,000	5.250	07/01/33	208,498
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 2003 (D/C)(i)
215,000	5.000	07/01/28	4,300
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (D/C)
1,500,000	5.500	07/01/23	1,637,700
1,000,000	5.500	07/01/27	1,083,840
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (D/Caa3)(i)
4,000,000	5.250	07/01/32	1,860,000
4,000,000	5.250	07/01/37	1,850,000
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2009 B (D/Caa3)(i)
645,000	5.875	07/01/36	301,537
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2011 A (D/Caa3)(i)
1,260,000	5.750	07/01/41	582,750
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2011 C (D/Caa3)(i)
140,000	6.000	07/01/35	63,700
205,000	6.500	07/01/40	97,375
Puerto Rico Commonwelath Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
300,000	5.250	07/01/33	347,601
680,000	5.250	07/01/34	786,501
1,025,000	5.250	07/01/36	1,182,840
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
42,317,000	(3 Mo. LIBOR + 0.52%, 12.00% Cap), 1.390	07/01/29	34,170,978

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (D/Ca)(i)
9,700,000	5.250	07/01/26	4,668,125
Puerto Rico Electric Power Authority RB Refunding Series 2012 A (D/Ca)(i)
19,720,000	5.000	07/01/42	9,490,250
Puerto Rico Electric Power Authority RB Series 2008 WW (D/Ca)(i)
2,000,000	5.500	07/01/20	962,500
3,275,000	5.000	07/01/28	1,576,094
825,000	5.250	07/01/33	397,031
Puerto Rico Electric Power Authority RB Series 2010 XX (D/Ca)(i)
7,590,000	5.250	07/01/40	3,652,687
Puerto Rico Electric Power Authority RB Series 2013 A (D/Ca)(i)
5,210,000	7.000	07/01/33	2,507,313
5,205,000	6.750	07/01/36	2,504,906
5,440,000	7.000	07/01/40	2,618,000
Puerto Rico Electric Power Authority RB Series 2016 A-4 (NR/NR)(i)
747,236	10.000	07/01/19	359,607
Puerto Rico Electric Power Authority RB Series 2016 B-4 (NR/NR)(i)
747,235	10.000	07/01/19	359,607
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)(i)
5,036,850	10.000	01/01/21	2,423,984
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)(i)
5,036,850	10.000	07/01/21	2,423,984
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)(i)
1,678,950	10.000	01/01/22	807,995
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)(i)
1,678,950	10.000	07/01/22	807,995
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (D/C)
3,280,000	5.250	07/01/31	3,429,666
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
265,000	5.250	07/01/34	306,295
960,000	5.250	07/01/36	1,105,171
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (D/C)(b)
4,750,000	0.000	07/01/34	1,811,080
3,750,000	0.000	07/01/35	1,349,812
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (D/Caa3)
1,000,000	6.125	07/01/23	435,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (D/Ca)(i)
2,000,000	6.375	08/01/39	420,000
2,700,000	6.000	08/01/42	560,250

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (D/Ca)(i)
$500,000	5.000%	08/01/26	$103,750
4,925,000	5.375	08/01/39	1,021,938
8,470,000	5.500	08/01/42	1,757,525
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (D/Ca)(i)
40,875,000	5.250	08/01/41	8,481,563
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (D/Ca)(b)(i)
25,000,000	0.000	08/01/39	1,250,750
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1 (D/Ca)(i)
1,500,000	5.000	08/01/43	311,250
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (D/Ca)(i)
23,300,000	6.750	08/01/32	4,893,000
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (D/Ca)(b)(i)
10,000,000	0.000	08/01/33	727,900
35,085,000	0.000	08/01/35	2,224,740
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (D/Ca)(a)(i)
10,130,000	0.000	08/01/33	1,798,075
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2009 A (D/Ca)(b)(i)
35,100,000	0.000	08/01/34	2,242,539
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2010 C (D/Ca)(b)(i)
8,400,000	0.000	08/01/37	478,800
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (D/Ca)(i)
32,290,000	6.500	08/01/44	6,780,900
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding First Subseries 2010 C (D/Ca)(i)
9,580,000	5.500	08/01/40	1,987,850
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (D/Ca)(i)
500,000	5.250	08/01/43	103,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (D/Caa3)(i)
500,000	5.000	08/01/40	265,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Subseries A (D/Ca)(i)
485,000	5.750	08/01/37	100,638

			248,866,443

Rhode Island – 0.3%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BB/NR)(e)
2,500,000	6.000	09/01/23	3,116,425
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(b)
124,220,000	0.000	06/01/52	10,954,962

			14,071,387

Municipal Bonds – (continued)
South Carolina – 0.3%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,481,000	6.875	11/01/35	3,491,652
South Carolina Jobs – Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/A2)
4,000,000	6.500	08/01/39	4,610,440
South Carolina Public Service Authority RB Tax-Exempt Series 2015 E (A+/A1)
7,750,000	5.250	12/01/55	8,705,187

			16,807,279

Tennessee – 0.7%
Bristol Industrial Development Board RB for The Pinnacle Project Series 2016 A (NR/NR)(f)
7,150,000	5.000	12/01/35	7,048,828
12,450,000	5.125	12/01/42	12,182,076
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (BBB+/Baa1)
1,500,000	5.000	08/15/42	1,596,360
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
5,500,000	6.500	07/01/38	6,036,745
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
2,500,000	5.000	07/01/40	2,802,275
4,200,000	5.000	07/01/46	4,667,502
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
2,000,000	5.375	12/01/47	2,084,340

			36,418,126

Texas – 5.2%
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)(e)
3,250,000	6.200	07/01/20	3,690,180
Board of Managers, Joint Guadalupe County – City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (BB/NR)
1,950,000	5.250	12/01/35	2,105,512
2,435,000	5.000	12/01/40	2,512,214
1,950,000	5.000	12/01/45	1,999,745
Brazos River Authority Bonds Series 2003 (NR/NR)(i)(j)
9,275,000	6.750	10/01/38	—
Brazos River Authority Bonds Series 2006 (NR/NR)(i)(j)
4,740,000	5.000	03/01/41	—
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 A (BBB+/Baa2)
3,900,000	5.000	01/01/45	4,363,788
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (BBB+/Baa2)
1,600,000	5.000	01/01/40	1,805,936
2,465,000	5.000	01/01/46	2,765,188

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
$3,920,000	7.500%	09/01/45	$4,287,735
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighorhood Improvement Area #1 Project Series 2015 (NR/NR)
1,845,000	6.250	09/01/45	1,914,981
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases #13-16 Project Series 2017 (NR/NR)(d)
1,390,000	4.500	09/01/37	1,379,116
1,175,000	5.000	09/01/44	1,204,481
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB/NR)
2,235,000	4.500	09/01/32	2,374,531
3,340,000	4.500	09/01/38	3,492,137
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Series 2015 (NR/NR)(f)
3,250,000	5.000	04/01/32	3,386,110
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
1,545,000	4.750	05/01/38	1,602,752
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,685,000	4.750	11/01/42	5,876,357
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(f)
1,575,000	5.000	09/01/27	1,632,251
895,000	5.000	09/01/32	895,654
1,315,000	5.125	09/01/37	1,297,984
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(a)
10,370,000	0.000	10/01/46	9,654,677
11,100,000	0.000	10/01/47	10,344,867
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,850,000	5.500	04/01/53	13,513,147
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BB+/NR)(e)
3,030,000	7.000	01/01/23	3,853,342
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(c)
1,000,000	(3 Mo. LIBOR + 0.67%), 1.551	08/15/35	871,960
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
595,000	3.750	09/01/32	595,476
510,000	3.875	09/01/37	510,194
955,000	4.000	09/01/47	955,745
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (BB-/Ba3)
9,000,000	6.625	07/15/38	9,964,350

Municipal Bonds – (continued)
Texas – (continued)
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (BB-/Ba3)
9,250,000	5.000	07/01/29	10,105,717
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (BB-/NR)
7,500,000	5.000	07/15/35	8,122,125
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)
14,575,000	4.000	02/15/42	15,342,811
Houston Utilities System RB Refunding First Lien Series 2016 B (AA/Aa2)
11,380,000	5.000	11/15/36	13,381,742
Kaufman County Fresh Water Supply District No. 1-C Refunding for Road Series 2016 C (AGM) (AA/NR)
525,000	4.000	09/01/29	559,004
1,100,000	3.000	09/01/32	1,006,555
1,400,000	4.000	09/01/35	1,434,804
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (A-/Baa1)
5,200,000	6.300	11/01/29	5,675,072
Mission Economic Development Corp. RB for Natgasoline Project Senior Lien Series 2016 A (AMT) (BB-/NR)(f)
14,000,000	5.750	10/01/31	14,686,840
Mission Economic Development Corp. RB for Natgasoline Project Senior Lien Series 2016 B (AMT) (BB-/NR)(f)
9,500,000	5.750	10/01/31	9,966,070
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for NCCD College Station Properties LLC, Texas A&M University Project Series 2015 A (BBB-/Baa3)
6,180,000	5.000	07/01/47	6,638,803
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Baa3)
335,000	5.000	04/01/31	369,837
300,000	5.000	04/01/36	324,795
1,250,000	5.000	04/01/48	1,334,287
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
1,000,000	5.000	04/01/47	1,064,870
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (NR/Baa3)
1,385,000	4.750	04/01/46	1,444,694
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
4,790,000	6.250	01/01/39	5,069,353
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A/A1)
3,000,000	5.000	01/01/39	3,432,870

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Ponder Texas Special Assessment RB for Ponder Public Improvement District No. 1 Series 2017 (NR/NR)
$175,000	4.000%	09/01/27	$174,004
705,000	5.000	09/01/45	721,575
825,000	5.000	09/01/47	843,084
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
280,000	5.750	09/15/36	270,900
750,000	6.000	09/15/46	721,148
Sabine River Authority Tax Bonds Series 2005 (NR/NR)(i)(j)
5,950,000	5.200	05/01/28	—
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
7,300,000	5.000	05/15/45	7,616,236
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (BBB+/Baa1)(c)
7,825,000	(3 Mo. LIBOR + 0.70%), 1.584	12/15/26	7,656,058
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (BBB+/Baa1)
18,785,000	6.250	12/15/26	22,916,573
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (BBB-/Baa3)
3,900,000	5.000	12/31/50	4,280,445
3,900,000	5.000	12/31/55	4,265,898
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/39	8,333,250
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000	6.750	06/30/43	5,960,750
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
7,850,000	5.000	08/15/42	8,740,190
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
301,000	4.000	12/01/21	312,922
500,000	4.000	12/01/27	495,035
1,547,000	4.750	12/01/35	1,552,492

			273,671,219

Utah – 0.6%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
15,515,000	7.100	08/15/23	17,122,199
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
11,000,000	5.000	07/01/47	12,566,620

			29,688,819

Vermont – 0.1%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
1,000,000	5.000	05/01/47	1,032,230

Municipal Bonds – (continued)
Vermont – (continued)
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (BBB+/Baa1)
2,250,000	5.000	10/01/42	2,408,738

			3,440,968

Virgin Islands – 0.5%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (CCC+/Caa1)
10,775,000	5.000	10/01/25	7,784,937
7,910,000	5.000	10/01/29	5,665,538
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (CCC+/Caa1)
6,080,000	5.000	10/01/32	4,332,000
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (CCC/NR)
8,350,000	5.000	10/01/39	5,406,625
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM) (AA/A2)
3,515,000	5.000	10/01/39	3,721,014
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Caa2)
2,000,000	6.000	10/01/39	1,270,000

			28,180,114

Virginia – 1.0%
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (BBB/NR)
2,700,000	5.000	10/01/45	2,966,463
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
3,115,000	6.250	03/01/21	3,402,733
2,000,000	6.625	03/01/26	2,187,120
7,000,000	6.875	03/01/36	7,670,530
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC+/NR)(b)
150,475,000	0.000	06/01/47	12,739,213
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB/NR)
3,900,000	5.000	07/01/34	4,236,063
13,650,000	5.000	01/01/40	14,729,715
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,254,480

			52,186,317

Washington – 1.0%
Central Puget Sound Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax RB Series 2016 S-1 (AAA/Aa1)
10,000,000	5.000	11/01/46	13,142,200
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
4,000,000	5.750	12/01/35	4,300,400
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/WR)(e)
3,000,000	5.000	12/01/21	3,456,030

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Washington – (continued)
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(e)
$750,000	6.000%	08/15/19	$817,852
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(e)
1,750,000	6.000	08/15/19	1,908,323
Washington State Various Purpose GO Refunding Bonds Series R-2010B (AA+/Aa1)
14,015,000	5.000	01/01/23	15,210,199
14,700,000	5.000	01/01/24	15,943,326

			54,778,330

West Virginia – 0.1%
Monongalia County Commission Special District Excise Tax RB Refunding and Improvement for University Town Center Economic Opportunity Development District Series 2017 A (NR/NR)(d)(f)
900,000	5.750	06/01/43	904,554
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (A-/Baa1)
4,000,000	5.375	12/01/38	4,380,520

			5,285,074

Wisconsin – 0.9%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
5,900,000	4.300	11/01/30	6,035,877
Public Finance Authority Limited Obligation RB for American Dream @ Meadowlands Project Series 2017 (NR/NR)(f)
11,050,000	7.000	12/01/50	12,840,873
Public Finance Authority Pass-Through RB for Natgasoline LLC Series 2016 (NR/NR)(f)
23,152,500	10.000	06/30/21	23,178,894
Public Finance Authority Student Housing RB for CHF- Cullowhee, LLC-Western Carolina University Project Series 2015 A (BBB-/NR)
3,250,000	5.250	07/01/47	3,488,940

			45,544,584

TOTAL INVESTMENTS – 97.3%
(Cost $4,921,906,449)			$5,115,443,600

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%			141,647,620

NET ASSETS – 100.0%			$5,257,091,220

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Zero coupon bond until next reset date.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2017.
(d)	When-issued security.
(e)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $277,375,527, which represents approximately 5.3% of net assets as of September 30, 2017 and are unaudited.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2017.
(h)	Variable Rate Demand Instruments – rate shown is that which is in effect on September 30, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(i)	Security is currently in default.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CAL MTG INS	—Insured by California Mortgage Insurance
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
USD	—United States Dollar
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund (%)	Counterparty	Termination Date	Notional Amount		Credit Spread on September 30, 2017(b)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 11/01/23	1.000	Bank of America NA	03/20/2023	USD	4,000,000	0.485%	$105,953	$(108,533)	$214,486
California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	1.000	JPMorgan Chase Bank NA	03/20/2023	USD	9,000,000	0.485	238,395	(244,199)	482,594
California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	1.700		06/20/2021	USD	10,000,000	0.312	503,094	—	503,094
California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	1.000		09/20/2023	USD	15,000,000	0.539	383,095	(417,008)	800,103
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.830		06/20/2021	USD	10,000,000	2.216	(118,945)	—	(118,945)
California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	1.000	Morgan Stanley Co., Inc.	12/20/2023	USD	10,000,000	0.563	250,835	(176,310)	427,145
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.000		12/20/2023	USD	10,000,000	2.818	(818,939)	(477,240)	(341,699)
								$(1,423,290)	$1,966,778

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund (%)(a)	Payments Received by the Fund	Termination Date	Notional Amount		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250	3 Month LIBOR	12/21/2041	USD 169,400,000		$7,688,308	$(10,852,836)	$18,541,144
2.750	3 Month LIBOR	12/20/2047	USD 250,600,000	(b)	(11,406,416)	(15,090,843)	3,684,427
					$(3,718,108)	$(25,943,679)	$22,225,571

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – 101.7%
Alabama – 1.9%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$1,500,000	5.000%	06/01/18	$1,536,390
Alabama State Public School & College Authority Capital Improvement RB Refunding Series 2014 B (AA/Aa1)
8,275,000	5.000	01/01/21	9,275,365
Auburn University General Fee RB Series 2011 A (AA-/Aa2)(a)
35,345,000	5.000	06/01/21	40,114,101
Black Belt Energy Gas District RB Series 2016 A (NR/A1)(b)(c)
20,000,000	4.000	06/01/21	21,603,600
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
100,000	3.000	10/01/17	100,000
210,000	3.000	10/01/18	212,597
160,000	3.000	10/01/19	163,491
75,000	4.000	10/01/20	79,429
85,000	4.000	10/01/21	91,292
85,000	4.000	10/01/22	92,031
Industrial Development Board PCRB for Alabama Power Company Barry Plant Project RMKT 03/20/17 Series 2007 A (A-/A1)(b)(c)
6,000,000	1.850	03/24/20	6,047,880
Jefferson County RB Refunding Warrants Series 2017 (AA/NR)
1,275,000	5.000	09/15/19	1,366,813
3,000,000	5.000	09/15/21	3,392,580
1,200,000	5.000	09/15/22	1,382,916
2,000,000	5.000	09/15/23	2,337,420
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,750,000	5.000	10/01/17	1,750,000
1,875,000	5.000	10/01/18	1,932,563
1,300,000	5.000	10/01/21	1,416,610
1,745,000	5.000	10/01/22	1,925,328

			94,820,406

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/Ba2)
3,260,000	4.625	06/01/23	3,360,962

Arizona – 3.3%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
52,475,000	(3 Mo. LIBOR + 0.81%), 1.680	01/01/37	45,918,249
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (BBB+/NR)(b)
5,000,000	(SIFMA Municipal Swap Index Yield + 1.85%, 12.00% Cap), 2.790	02/05/20	5,091,250
Arizona School Facilities Board COPS Refunding Series 2015 A (AA-/Aa3)
8,000,000	5.000	09/01/20	8,864,640
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2014 (AA+/Aa1)
4,150,000	5.000	07/01/19	4,434,067

Municipal Bonds – (continued)
Arizona – (continued)
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2016 (AA+/Aa1)
5,820,000	5.000	07/01/21	6,636,488
Glendale City GO Refunding Bonds Series 2015 (AGM) (AA/A1)
365,000	4.000	07/01/18	373,041
1,600,000	4.000	07/01/19	1,680,208
3,000,000	4.000	07/01/20	3,227,760
3,400,000	4.000	07/01/21	3,734,390
1,665,000	5.000	07/01/22	1,930,867
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2015 (AA/A1)
10,830,000	5.000	07/01/19	11,559,509
Maricopa County Arizona COPS Series 2015 (AA+/Aa1)
9,000,000	3.000	07/01/18	9,135,810
Maricopa County Arizona Paradise Valley Unified School District No. 69 GO Refunding Bonds for School Improvement Project of 2011 Series 2015 E (AAA/Aa2)
12,115,000	3.000	07/01/19	12,537,087
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project RMKT 05/30/13 Series 2009 C (A-/A2)(b)(c)
6,500,000	1.750	05/30/18	6,520,345
Maricopa County Arizona School Improvement Refunding for Peoria Unified School District No. 11 Series 2015 (AGM) (AA/A2)
3,000,000	4.000	07/01/19	3,146,670
Maricopa County Community College District GO Bonds Series 2013 (AAA/Aaa)
10,010,000	3.000	07/01/19	10,351,741
Maricopa County Community College District GO Refunding Bonds Series 2016 (AAA/Aaa)
16,400,000	5.000	07/01/23	19,487,956
Maricopa County Phoenix High School District No. 210 School Improvement GO Refunding Bonds Series 2014 (AA/Aa2)
1,000,000	4.000	07/01/18	1,023,240
1,000,000	3.000	07/01/19	1,034,840
Pima County COPS Series 2016 A (A+/NR)
5,335,000	5.000	12/01/18	5,571,767
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)(c)
5,000,000	2.125	06/01/18	5,018,150

			167,278,075

Arkansas – 1.0%
Arkansas Development Finance Authority State Park Facilities RB Refunding for Mt. Magazine Project Series 2012 (AGM) (AA/NR)
1,885,000	3.000	01/01/18	1,894,538
Arkansas State Federal Highway GO Bonds Series 2014 (AA/Aa1)
2,000,000	5.000	10/01/20	2,227,880
Arkansas State GO Bonds for Four-Lane Highway Construction & Improvement Series 2013 (AA/Aa1)
17,775,000	3.250	06/15/22	19,062,977
Jefferson County Pollution Control RB Refunding for Entergy Arkansas, Inc. Project Series 2013 (A/A2)
3,000,000	1.550	10/01/17	3,000,000

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Arkansas – (continued)
Little Rock Arkansas Sewer RB Refunding Series 2015 (NR/Aa3)
$1,240,000	3.000%	04/01/20	$1,294,064
1,075,000	3.000	10/01/20	1,129,470
Pulaski County Little Rock School District Construction GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa2)
4,725,000	3.000	02/01/21	4,965,172
5,395,000	3.000	02/01/23	5,690,430
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
6,000,000	3.000	02/01/21	6,315,000
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
1,915,000	2.000	11/01/17	1,916,590
1,465,000	2.000	11/01/18	1,479,401
720,000	2.000	11/01/19	730,742

			49,706,264

California – 8.5%
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (AMBAC) (BBB+/Baa2)(e)
745,000	0.000	10/01/19	709,963
255,000	0.000	10/01/20	236,227
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (ETM) (AMBAC) (AAA/Aaa)(a)(e)
9,420,000	0.000	10/01/19	9,225,289
12,300,000	0.000	10/01/20	11,870,730
Anaheim Redevelopment Agency Tax Allocation Refunding for Merged Redevelopment Project Area Series 2007 A (AGM) (AA/A2)
50,000	5.000	02/01/24	50,655
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
220,000	5.000	05/01/20	240,568
500,000	5.000	05/01/21	562,410
325,000	5.000	05/01/22	373,740
300,000	5.000	05/01/23	351,594
265,000	5.000	05/01/24	315,567
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(b)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.90%, 12.00% Cap), 1.840	05/01/23	10,107,400
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa3)(b)
7,000,000	(SIFMA Municipal Swap Index Yield + 0.90%, 12.00% Cap), 1.840	05/01/23	7,075,180

Municipal Bonds – (continued)
California – (continued)
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 12/20/12 Series 2007 E-3 (AA/Aa3)(b)
$1,225,000	(SIFMA Municipal Swap Index Yield + 0.70%, 12.00% Cap), 1.640%	10/01/19	$1,228,957
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(b)
15,000,000	(SIFMA Municipal Swap Index Yield + 1.25%, 12.00% Cap), 2.190	04/01/27	15,242,250
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2014 (AA/Aa3)(b)(c)
2,000,000	1.500	04/02/18	2,000,000
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2017 E (AA/Aa3)(b)(c)
14,430,000	1.375	04/01/20	14,437,071
Benicia Unified School District GO Refunding Bonds Series 1997 A (NATL-RE FGIC) (A+/Aa3)(e)
1,510,000	0.000	08/01/18	1,496,108
Bonita Canyon Public Facilities Financing Authority Special Tax for Community Facilities District No. 98-1 Series 2012 (NR/NR)
1,000,000	3.250	09/01/18	1,008,500
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
750,000	5.000	02/01/18	758,932
1,000,000	5.000	02/01/19	1,045,820
1,100,000	5.000	02/01/20	1,186,680
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2013 B (BBB-/NR)
3,480,000	5.000	11/01/17	3,489,709
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2016 A (BBB-/NR)
750,000	2.000	11/01/18	752,070
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
150,000	3.000	06/01/20	153,199
100,000	4.000	06/01/22	107,013
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (A-/NR)
1,900,000	1.500	06/01/18	1,906,365
California State University Systemwide RB Series 2016 B-1 (AA-/Aa2)(b)(c)
10,000,000	3.000	11/01/19	10,290,000
California State Various Purpose GO Bonds Series 2009 (AA-/Aa3)
22,955,000	6.000	04/01/38	24,585,723
California State Various Purpose GO Bonds Series 2010 (AA-/Aa3)
15,000,000	6.000	03/01/33	16,736,400

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
California State Various Purpose GO Bonds Series 2011 (AA-/Aa3)
$5,070,000	5.000%	10/01/19	$5,470,530
California State Various Purpose GO Bonds Series 2016 (AA-/Aa3)
5,000,000	5.000	09/01/20	5,558,650
California State Various Purpose GO Bonds Series 2016 (AA-/Aa3)(b)(c)
52,000,000	4.000	12/01/21	57,081,440
California State Various Purpose GO Refunding Bonds Series 2012 (AA-/Aa3)
2,055,000	5.000	09/01/19	2,209,392
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF – Irvine, LLC Series 2017 (NR/Baa1)
1,545,000	5.000	05/15/21	1,748,059
1,750,000	5.000	05/15/22	2,028,110
1,470,000	5.000	05/15/23	1,735,673
Corona-Norco Unified School District Public Financing Authority Special Tax Refunding Senior Lien Series 2013 A (A-/NR)
275,000	4.000	09/01/18	282,260
Del Mar Race Track Authority RB Series 2015 (BBB-/NR)
295,000	3.000	10/01/17	295,000
Fontana Redevelopment Agency Tax Allocation Refunding for Jurupa Hills Redevelopment Project Series 1999 A (A/NR)
240,000	5.500	10/01/17	240,000
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2017 A-1 (A/NR)
6,000,000	5.000	06/01/20	6,608,580
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2017 A-1 (BBB+/NR)
5,000,000	5.000	06/01/21	5,655,450
6,000,000	5.000	06/01/22	6,924,300
6,000,000	5.000	06/01/23	7,025,340
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (BBB+/NR)
1,250,000	4.000	09/02/18	1,283,100
1,895,000	4.000	09/02/19	1,996,193
Irvine City Limited Obligation Improvement Bond Reassessment District No. 15-2 Series 2015 (NR/NR)
500,000	4.000	09/02/18	512,680
1,000,000	4.000	09/02/19	1,049,700
725,000	4.000	09/02/20	775,409
775,000	5.000	09/02/21	870,806
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,765,000	5.000	09/01/22	2,034,692
1,135,000	5.000	09/01/23	1,330,141
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
600,000	4.000	09/01/23	667,644
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
520,000	4.000	09/01/23	578,625

Municipal Bonds – (continued)
California – (continued)
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
$255,000	3.000%	09/01/22	$267,725
415,000	4.000	09/01/23	459,828
Lake Elsinore Public Financing Authority Local Agency RB Refunding for Community Facilities District No. 88-3 Series 2015 B (AGM) (AA/NR)
1,235,000	5.000	09/01/20	1,365,478
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
1,495,000	4.000	09/01/18	1,529,774
1,000,000	4.000	09/01/19	1,046,720
840,000	5.000	09/01/21	938,028
Long Beach California Harbor Revenue Short-Term Notes Series 2014 C (AA/NR)
20,000,000	5.000	11/15/18	20,911,200
Los Angeles County Public Works Financing Authority Lease RB for Multiple Capital Projects II Series 2012 (AA/Aa2)
1,500,000	5.000	08/01/18	1,551,345
Miramar Ranch North California Special Tax Refunding for Community Facilities District No.1 Series 2012 (A/NR)
3,075,000	4.000	09/01/19	3,242,557
Mountain View California Shoreline Regional Park Community Tax Allocation Series 2011 A (A/NR)
350,000	5.000	08/01/18	361,389
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (BBB-/NR)
1,965,000	5.000	09/01/18	2,031,712
1,000,000	5.000	09/01/19	1,066,860
Natomas Unified School District GO Refunding Bonds Series 2013 (BAM) (AA/A1)
410,000	3.000	09/01/18	417,679
730,000	4.000	09/01/20	789,393
650,000	4.000	09/01/21	717,490
Orange County Sanitation District COPS RB Refunding Certificate Anticipation Notes Series 2016 B (AAA/NR)
21,065,000	2.000	12/15/18	21,342,847
Palm Desert Financing Authority Tax Allocation RB Refunding for Housing Set-Aside Series 2007 (NATL-RE) (NR/A3)(a)
100,000	5.000	10/01/17	100,000
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
385,000	3.000	09/02/18	391,102
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
450,000	3.000	09/01/18	456,943
650,000	4.000	09/01/20	690,944
380,000	4.000	09/01/22	412,961
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
175,000	2.000	09/01/18	176,503
725,000	3.000	09/01/19	746,931
1,000,000	4.000	09/01/20	1,066,810
675,000	5.000	09/01/21	753,503
800,000	5.000	09/01/22	903,720
1,835,000	5.000	09/01/23	2,099,699

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Sacramento City Schools Joint Powers Financing Authority Lease RB Refunding Series 2014 A (BAM) (AA/NR)
$1,000,000	4.000%	03/01/18	$1,013,140
Sacramento County Regional Transit District Farebox RB Series 2012 (ETM) (A-/A3)(a)
250,000	5.000	03/01/18	254,215
730,000	5.000	03/01/19	771,230
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(d)
43,220,000	(3 Mo. LIBOR + 0.53%), 1.412	12/01/35	38,959,372
Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA/NR)
1,310,000	3.000	09/01/18	1,335,257
San Bernardino City Unified School District GO Refunding Bonds Series 2013 A (A/A2)
800,000	5.000	08/01/18	826,504
San Bernardino City Unified School District GO Refunding Bonds Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/19	160,697
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA+/Aa1)
2,750,000	4.000	06/15/19	2,893,963
San Francisco City & County Public Utilities Commission Water RB Refunding Series 2009 A (AA-/Aa3)(a)
19,915,000	5.125	11/01/19	21,617,135
San Francisco City & County Unified School District Election 2016 GO Bonds Series 2017 A (AA-/Aa2)
13,335,000	3.000	06/15/19	13,808,526
San Juan Unified School District Election of 2012 GO Bonds Series 2014 B (NR/Aa2)
2,000,000	3.000	08/01/19	2,075,960
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
1,000,000	4.000	09/01/19	1,053,520
San Ramon Valley Unified School District GO Bonds Series 1998 A (NATL-RE FGIC) (AA/Aa1)(e)
2,000,000	0.000	07/01/18	1,981,820
Simi Valley Community Development Agency Tax Allocation Refunding for Tapo Canyon and West End Project Series 2003 (NATL-RE FGIC) (AA-/A3)
600,000	5.250	09/01/18	601,944
Stockton Public Financing Authority RB Refunding Series 2016 A (A-/NR)
710,000	2.000	09/02/18	715,531
410,000	2.000	09/02/19	416,187
Stockton Unified School District GO Refunding Bonds Series 2012 (AGM) (AA/A2)
1,090,000	5.000	07/01/19	1,164,207
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/Ba2)
1,120,000	4.750	06/01/23	1,120,179

Municipal Bonds – (continued)
California – (continued)
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(d)
$3,500,000	(3 Mo. LIBOR + 0.61%, 12.00% Cap), 1.491%	05/15/30	$3,388,560
15,000,000	(3 Mo. LIBOR + 0.74%, 12.00% Cap), 1.621	05/15/43	12,727,650
Ventura County Capital Appreciation GO Bonds for Conejo Valley Unified School District for Election of 2014 Series A (AGM) (AA/A1)(e)
1,775,000	0.000	08/01/20	1,700,130

			425,930,762

Colorado – 1.6%
Colorado E-470 Public Highway Authority Senior RB Refunding Series 2015 A (A-/A3)
1,000,000	5.000	09/01/20	1,102,630
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
500,000	4.000	12/01/18	514,270
1,000,000	5.000	12/01/20	1,094,000
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
500,000	5.000	06/01/18	511,595
500,000	5.000	06/01/19	527,495
400,000	5.000	06/01/20	435,724
700,000	5.000	06/01/21	779,534
500,000	5.000	06/01/22	567,620
Denver Colorada City & County Board Water Commissioners RB Refunding for Master Resolution Water Series 2016 A (AAA/Aaa)
2,770,000	5.000	09/15/21	3,176,027
Denver Colorada City & County Board Water Commissioners RB Refunding for Master Resolution Water Series 2016 B (AAA/Aaa)
2,655,000	5.000	09/15/21	3,044,170
Denver Colorado City & County COPS Series 2008 A1 (AA+/Aa1)(b)(c)
2,200,000	0.950	10/02/17	2,200,000
Denver Colorado City & County COPS Series 2008 A2 (AA+/Aa1)(b)(c)
1,000,000	0.800	10/05/17	1,000,000
Denver Colorado City & County COPS Series 2008 A3 (AA+/Aa1)(b)(c)
1,600,000	0.950	10/02/17	1,600,000
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
2,000,000	5.000	12/01/18	2,080,700
2,000,000	5.000	12/01/19	2,142,060
2,415,000	5.000	12/01/20	2,649,810
4,110,000	5.000	12/01/21	4,594,610
4,315,000	5.000	12/01/22	4,885,529
4,530,000	5.000	12/01/23	5,178,379
4,760,000	5.000	12/01/24	5,485,091

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Colorado – (continued)
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(d)
$16,355,000	(3 Mo. LIBOR + 1.10%, 15.00% Cap), 1.982%	12/01/33	$14,557,422
E-470 Public Highway Authority Senior RB Series 2017 A (A-/A3)(b)
5,250,000	(1 Mo. LIBOR + 0.90%, 10.00% Cap), 1.725	09/01/19	5,283,390
University of Colorado Hospital Authority RB Series 2017 C-1 (AA-/Aa3)(b)(c)
6,360,000	4.000	03/01/20	6,684,296
University of Colorado Hospital Authority RB Series 2017 C-2 (AA-/Aa3)(b)(c)
7,215,000	5.000	03/01/22	8,132,532

			78,226,884

Connecticut – 2.3%
Connecticut State GO Bonds Series 2013 A (A+/A1)(d)
2,000,000	(SIFMA Municipal Swap Index Yield + 0.42%, 10.00% Cap), 1.360	03/01/18	2,000,880
Connecticut State GO Bonds Series 2013 C (A+/A1)
7,555,000	5.000	07/15/19	8,051,590
Connecticut State GO Bonds Series 2015 C (A+/A1)(d)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.80%, 10.00% Cap), 1.740	06/15/20	10,018,500
Connecticut State GO Bonds Series 2015 F (A+/A1)
4,435,000	5.000	11/15/23	5,133,690
Connecticut State GO Bonds Series 2016 D (A+/A1)
12,490,000	5.000	08/15/20	13,697,158
Connecticut State GO Bonds Series 2017 A (A+/A1)
1,705,000	5.000	04/15/22	1,927,980
Connecticut State GO Refunding Bonds Series 2017 B (A+/A1)
18,110,000	3.000	04/15/22	18,915,171
Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (AGM) (AA/A2)
1,260,000	4.000	07/01/18	1,287,002
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 B-1 (AAA/Aaa)(b)(c)
23,880,000	5.000	07/01/20	26,301,671
Hartford County Metropolitan District GO Refunding Bonds Series 2017 B (SP-1+/NR)
12,000,000	3.000	08/01/18	12,127,920
New Haven GO Refunding Bonds Series 2015 B (BAM) (AA/Baa1)
6,115,000	5.000	08/15/21	6,835,347
Town of Hamden GO Refunding Bonds Series 2013 (A+/Baa1)
1,685,000	5.000	08/15/18	1,737,201
2,000,000	5.000	08/15/19	2,130,260

Municipal Bonds – (continued)
Connecticut – (continued)
University of Connecticut RB Refunding Series 2010 A (AA-/A1)
$2,775,000	5.000%	02/15/21	$3,007,379
West Haven GO Refunding Bonds Series 2012 (AGM) (AA/A2)
2,100,000	4.000	08/01/18	2,143,512

			115,315,261

Delaware – 0.1%
Delaware Transportation Authority Transportation System Senior RB Refunding Series 2010 A (AA+/Aa2)
1,900,000	5.000	07/01/19	2,029,713
New Castle County GO Refunding Bonds Series 2015 (AAA/Aaa)
1,000,000	5.000	10/01/20	1,115,200

			3,144,913

Florida – 3.3%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB-/NR)
315,000	2.000	05/01/18	315,214
320,000	2.000	05/01/19	319,357
325,000	2.000	05/01/20	321,929
335,000	2.250	05/01/21	331,807
340,000	2.250	05/01/22	333,737
350,000	2.500	05/01/23	344,075
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)
970,000	4.000	11/15/18	994,560
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
160,000	2.000	05/01/18	160,448
165,000	2.000	05/01/19	165,612
170,000	2.000	05/01/20	169,956
170,000	2.000	05/01/21	169,009
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
570,000	2.000	05/01/18	571,596
580,000	2.300	05/01/19	584,849
600,000	2.600	05/01/20	608,844
615,000	3.000	05/01/21	632,472
500,000	3.125	05/01/22	517,380
500,000	3.250	05/01/23	517,555
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
125,000	2.000	05/01/18	125,350
105,000	2.000	05/01/19	105,389
130,000	2.250	05/01/20	130,779
130,000	2.250	05/01/21	130,355
135,000	2.250	05/01/22	134,591
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
265,000	3.500	05/01/18	267,730
275,000	3.500	05/01/19	281,157
285,000	3.500	05/01/20	294,231
295,000	3.500	05/01/21	306,573
305,000	3.500	05/01/22	318,112

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Cape Coral Florida Water & Sewer Revenue Special Assessment Refunding Various Areas Series 2017 (AGM) (AA/A2)
$990,000	1.900%	09/01/20	$1,005,771
1,240,000	2.125	09/01/22	1,264,130
1,095,000	2.250	09/01/23	1,116,320
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
210,000	2.000	05/01/18	210,323
215,000	2.000	05/01/19	215,065
220,000	2.000	05/01/20	218,737
225,000	2.250	05/01/21	224,001
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
185,000	2.750	11/01/17	185,205
190,000	3.000	11/01/18	193,240
195,000	3.250	11/01/19	201,345
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
1,375,000	5.000	05/01/18	1,402,967
1,890,000	5.000	05/01/19	1,986,674
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB-/NR)
795,000	2.000	05/01/18	795,541
810,000	2.000	05/01/19	808,372
830,000	2.000	05/01/20	823,800
845,000	2.000	05/01/21	832,046
860,000	2.125	05/01/22	842,473
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
114,000	2.125	05/01/18	114,258
117,000	2.125	05/01/19	117,261
119,000	2.375	05/01/20	119,428
122,000	2.625	05/01/21	123,018
126,000	2.750	05/01/22	127,189
Country Walk Community Development District Special Assessment Senior Lien RB Refunding Series 2015 A-1 (A-/NR)
180,000	2.250	05/01/18	180,877
180,000	2.500	05/01/19	182,372
185,000	2.750	05/01/20	188,937
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
250,000	2.400	05/01/18	251,432
250,000	2.700	05/01/19	254,070
250,000	3.000	05/01/20	256,885
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
1,415,000	2.000	05/01/18	1,419,457
1,445,000	2.000	05/01/19	1,455,765
1,475,000	2.000	05/01/20	1,493,954
1,505,000	2.125	05/01/21	1,529,201
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (A-/Baa1)
500,000	5.000	04/01/18	509,365
500,000	5.000	04/01/19	525,995

Municipal Bonds – (continued)
Florida – (continued)
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2008 C (AAA/Aa1)
$2,990,000	5.000%	06/01/20	$3,186,503
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2011 A (AAA/Aa1)
5,810,000	5.000	06/01/21	6,407,384
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-1 (AMBAC) (A/A2)(b)(c)
1,700,000	1.645	10/01/21	1,662,124
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-2 (AMBAC) (A/A2)(c)
5,550,000	1.540	10/01/21	5,426,363
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-3 (AMBAC) (A/A2)(c)
1,425,000	1.540	10/01/21	1,393,252
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
215,000	2.000	05/01/18	215,602
220,000	2.000	05/01/19	220,816
225,000	2.000	05/01/20	224,941
230,000	2.000	05/01/21	228,659
235,000	2.500	05/01/22	236,826
245,000	2.500	05/01/23	244,111
245,000	2.500	05/01/24	240,321
255,000	2.750	05/01/25	250,364
260,000	3.000	05/01/26	257,663
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)(f)
215,000	3.500	05/01/19	220,895
225,000	3.500	05/01/20	233,550
235,000	3.500	05/01/21	245,700
245,000	3.500	05/01/22	257,485
250,000	3.500	05/01/23	262,007
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
170,000	4.000	05/01/18	172,484
175,000	4.000	05/01/19	181,517
185,000	4.000	05/01/20	195,204
190,000	4.000	05/01/21	203,327
200,000	4.000	05/01/22	215,050
205,000	4.000	05/01/23	221,246
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
415,000	2.000	05/01/18	415,639
425,000	2.250	05/01/19	426,773
535,000	2.500	05/01/20	539,130
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
275,000	2.000	05/01/18	275,187
280,000	2.000	05/01/19	279,437
285,000	2.250	05/01/20	284,077
290,000	2.250	05/01/21	287,236
295,000	2.250	05/01/22	289,566
305,000	2.500	05/01/23	299,836
315,000	2.750	05/01/24	310,697
320,000	3.000	05/01/25	317,207

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
$6,315,000	5.000%	11/15/17	$6,344,175
6,250,000	5.000	11/15/18	6,516,875
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)
260,000	3.500	05/01/18	262,766
270,000	3.500	05/01/19	276,086
275,000	3.500	05/01/20	283,979
290,000	3.500	05/01/21	301,478
300,000	3.500	05/01/22	313,029
305,000	3.500	05/01/23	318,517
320,000	3.500	05/01/24	333,562
Mediterra South Community Development District Capital Improvement RB Refunding Series 2012 (A-/NR)
285,000	3.800	05/01/18	288,919
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (BBB+/Baa1)
1,750,000	4.000	11/15/17	1,755,372
2,220,000	4.000	11/15/18	2,278,697
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (A+/A1)(f)
2,300,000	4.000	03/01/18	2,328,129
2,390,000	5.000	03/01/19	2,519,108
2,510,000	5.000	03/01/20	2,721,593
2,635,000	5.000	03/01/21	2,935,864
2,770,000	5.000	03/01/22	3,151,789
Miami-Dade County Aviation RB for Miami International Airport Series 2007 A (AMT) (NATL-RE) (A/A2)
15,000,000	5.000	10/01/39	15,000,000
Miami-Dade County IDA Solid Waste Disposal RB for Waste Management Inc. Project Series 2006 (A-/NR)
2,000,000	1.500	10/01/18	2,010,060
Orange County School Board COPS Refunding Series 2012 B (AA/Aa2)(a)
1,475,000	5.000	08/01/22	1,722,018
Orlando Florida Capital Improvement Special RB Refunding Series 2016 B (AA/Aa2)
1,525,000	5.000	10/01/21	1,743,304
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,245,000	5.000	04/01/18	1,266,265
1,305,000	5.000	04/01/19	1,366,896
1,375,000	5.000	04/01/20	1,477,671
Orlando Utilities Commission, Utility System RB Refunding Series 2017 A (AA/Aa2)(b)(c)
7,340,000	3.000	10/01/20	7,720,799
Palm Beach County Health Facilities Authority Hospital RB Refunding for Jupiter Medical Center, Inc. Project Series 2013 A (BBB+/Baa2)
720,000	4.000	11/01/17	721,325
630,000	4.000	11/01/18	643,904
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
475,000	2.000	05/01/18	475,731
485,000	2.000	05/01/19	485,146

Municipal Bonds – (continued)
Florida – (continued)
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A/NR)
$135,000	2.250%	05/01/18	$135,767
140,000	2.875	05/01/19	142,968
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB-/NR)
225,000	2.625	05/01/18	225,956
230,000	3.000	05/01/19	233,087
Reedy Creek Improvement District GO Bonds Series 2017 A (AA-/Aa3)(g)
4,345,000	5.000	06/01/20	4,775,676
4,630,000	5.000	06/01/21	5,238,197
Reunion East Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,930,000	4.000	05/01/20	1,974,332
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
355,000	2.000	05/01/18	355,994
360,000	2.000	05/01/19	361,336
365,000	2.000	05/01/20	364,905
375,000	2.000	05/01/21	372,814
385,000	2.500	05/01/22	387,991
395,000	2.500	05/01/23	393,566
405,000	2.500	05/01/24	397,265
415,000	2.750	05/01/25	407,455
425,000	3.000	05/01/26	421,179
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
95,000	2.500	05/01/18	95,598
90,000	2.750	05/01/19	91,535
100,000	3.000	05/01/20	102,754
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
215,000	2.000	05/01/18	215,318
380,000	2.125	05/01/19	380,848
390,000	2.250	05/01/20	390,191
400,000	2.625	05/01/21	403,336
405,000	2.875	05/01/22	410,998
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
280,000	2.000	11/01/17	280,067
320,000	2.000	11/01/18	320,406
325,000	2.000	11/01/19	324,142
330,000	2.250	11/01/20	328,733
330,000	2.250	11/01/21	326,439
335,000	2.250	11/01/22	328,200
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (BBB/NR)
295,000	2.000	05/01/18	295,454
300,000	2.000	05/01/19	300,090
310,000	2.000	05/01/20	308,221
100,000	2.000	05/01/21	98,703
100,000	2.125	05/01/22	98,259
100,000	2.375	05/01/23	97,920
100,000	2.500	05/01/24	96,859
100,000	2.750	05/01/25	96,795
100,000	3.000	05/01/26	97,554

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
$330,000	4.000%	05/01/18	$333,997
345,000	4.125	05/01/19	355,619
375,000	4.375	05/01/21	398,516
390,000	4.500	05/01/22	420,381
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB+/NR)
110,000	2.500	05/01/18	110,624
115,000	2.875	05/01/19	116,986
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
240,000	2.000	05/01/18	240,562
245,000	2.000	05/01/19	246,061
250,000	2.000	05/01/20	251,065
255,000	2.250	05/01/21	256,749
260,000	2.250	05/01/22	260,109
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
170,000	2.000	05/01/18	170,476
175,000	2.000	05/01/19	175,649
175,000	2.000	05/01/20	174,955
180,000	2.250	05/01/21	180,491
185,000	2.250	05/01/22	184,440
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
110,000	3.000	05/01/18	111,009
110,000	3.250	05/01/19	112,729
115,000	3.500	05/01/20	119,606
115,000	3.750	05/01/21	121,302
125,000	3.875	05/01/22	132,946
125,000	4.000	05/01/23	133,628
135,000	4.125	05/01/24	144,034
140,000	4.150	05/01/25	148,834
145,000	4.250	05/01/26	154,510
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
415,000	2.300	05/01/19	417,050
125,000	2.600	05/01/20	126,151
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB-/NR)
165,000	2.000	05/01/18	165,254
170,000	2.000	05/01/19	170,314
170,000	2.000	05/01/20	169,448
355,000	2.250	05/01/21	353,424
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
230,000	2.500	05/01/18	231,941
235,000	2.875	05/01/19	241,357
240,000	3.000	05/01/20	246,425

Municipal Bonds – (continued)
Florida – (continued)
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
$295,000	2.000%	05/01/18	$295,454
300,000	2.250	05/01/19	301,251
305,000	2.500	05/01/20	307,050
315,000	2.750	05/01/21	318,972
325,000	3.000	05/01/22	331,559
335,000	3.100	05/01/23	340,497
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
960,000	4.500	05/01/23	1,013,990
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
250,000	4.000	05/01/18	253,435
250,000	4.000	05/01/19	258,832
355,000	4.000	05/01/20	372,931
365,000	4.000	05/01/21	388,389
380,000	4.000	05/01/22	407,056
400,000	4.000	05/01/23	430,188
420,000	4.000	05/01/24	452,437
325,000	4.000	05/01/25	349,616
Village Community Development District No. 7 Special Assessment RB Refunding Series 2015 (A/NR)
1,435,000	3.000	05/01/19	1,463,915
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
185,000	2.000	11/01/17	185,044
195,000	2.000	11/01/18	195,248
195,000	2.000	11/01/19	194,485
200,000	2.250	11/01/20	199,232
205,000	2.250	11/01/21	202,788
210,000	2.250	11/01/22	205,737
215,000	2.500	11/01/23	211,061
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
375,000	2.500	05/01/18	377,126
385,000	2.000	05/01/19	386,428
390,000	2.375	05/01/20	393,557
400,000	2.625	05/01/21	406,228
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
95,000	2.250	05/01/18	95,463
95,000	2.875	05/01/19	96,804

			163,507,700

Georgia – 4.3%
Atlanta Water & Wastewater RB Refunding Series 2009 A (AA-/Aa2)(a)
9,145,000	6.000	11/01/19	10,070,840
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2012 (A-/A3)(b)(c)
6,500,000	1.850	08/22/19	6,494,020

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Georgia – (continued)
City of Augusta GO Bonds Series 2016 (NR/Aa2)
$12,810,000	5.000%	10/01/19	$13,790,221
12,135,000	5.000	10/01/20	13,472,156
De Kalb County School District GO Sales Tax Bonds Series 2017 (ST AID WITHHLDG) (AA+/Aa1)
34,820,000	4.000	10/01/20	37,732,693
31,115,000	4.000	10/01/21	34,361,850
18,845,000	4.000	10/01/22	21,123,172
Dougherty County School District Sales Tax GO Bonds for Georgia State Aid Intercept Program Series 2013 (ST AID WITHHLDG) (NR/Aa1)
2,055,000	5.000	12/01/17	2,068,604
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)
1,010,000	4.000	06/01/18	1,029,503
Georgia State GO Bonds Series 2017 A-1 (AAA/Aaa)
20,000,000	5.000	02/01/21	22,513,600
Georgia State GO Refunding Bonds Series 2011 E-2 (AAA/Aaa)
9,265,000	5.000	09/01/21	10,606,109
Gwinnett County School District Sales Tax GO Bonds Series 2012 A (AAA/Aaa)
14,215,000	4.500	10/01/17	14,215,000
Gwinnett County School District Sales Tax GO Bonds Series 2012 A (ETM) (NR/NR)(a)
1,550,000	4.500	10/01/17	1,550,000
Jackson County School District GO Refunding Bonds Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
4,215,000	5.000	03/01/18	4,285,728
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(d)
13,905,000	(3 Mo. LIBOR + 0.60%), 1.470	10/01/24	13,801,825
Public Gas Partners Inc., Gas Project RB for Gas Supply Pool No. 1 Series 2009 A (A+/WR)
5,950,000	5.000	10/01/19	6,349,185
Richmond County Board of Education GO Bonds for Sales Tax Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,000,000	3.000	10/01/17	2,000,000

			215,464,506

Guam – 0.2%
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
355,000	5.000	12/01/17	357,049
1,000,000	5.000	12/01/18	1,038,870
1,500,000	5.000	12/01/19	1,603,710
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (A/NR)
265,000	4.000	11/15/18	270,666
3,775,000	5.000	11/15/21	4,176,735
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
310,000	5.000	07/01/21	343,145
500,000	5.000	07/01/22	562,200

			8,352,375

Municipal Bonds – (continued)
Hawaii – 0.5%
Hawaii State GO Refunding Bonds Series 2016 FH (AA+/Aa1)
$15,000,000	3.000%	10/01/21	$15,977,400
Honolulu City and County GO Bonds Series C (AA+/Aa1)
10,220,000	4.000	10/01/19	10,811,431

			26,788,831

Idaho – 0.0%
Boise City Independent School District GO Refunding Bonds Series 2012 B (AA/Aa1)
2,095,000	4.000	08/01/18	2,147,710

Illinois – 7.7%
Chicago Illinois Board of Education Dedicated Revenues Series 2007 D (AGM) (AA/A2)
5,000,000	5.000	12/01/21	5,029,500
Chicago Illinois Board of Education GO Bonds Series 1999 A (NATL-RE-IBC FGIC) (A/A3)
1,575,000	5.250	12/01/20	1,689,424
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL-RE FGIC) (A/A3)(e)
1,070,000	0.000	12/01/17	1,065,859
6,595,000	0.000	12/01/19	6,220,998
Chicago Illinois Board of Education GO Refunding Bonds Series 2015 A (B/NR)(c)
27,000,000	9.000	03/01/32	27,142,020
Chicago Illinois Capital Appreciation GO Refunding Bonds and Project Series C (BBB+/Ba1)(e)
4,645,000	0.000	01/01/23	3,818,701
Chicago Illinois Emergency Telephone System GO Refunding Bonds Series 1999 (NATL-RE) (A/A3)
10,020,000	5.500	01/01/23	10,922,000
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (BBB+/Ba1)
4,980,000	5.000	01/01/23	5,472,472
Chicago Illinois GO Bonds Project and Refunding Series 2009 A (BBB+/Ba1)
5,400,000	5.000	01/01/22	5,656,446
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
2,075,000	5.000	01/01/22	2,256,396
Chicago Illinois GO Refunding Bonds Capital Appreciation Series 2007 C (NATL-RE) (A/A3)
5,000,000	5.000	01/01/30	5,033,800
Chicago Illinois GO Refunding Bonds Series 2012 C (BBB+/Ba1)
14,345,000	5.000	01/01/22	15,599,040
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
1,350,000	5.000	01/01/20	1,425,897
2,000,000	5.000	01/01/21	2,153,520
16,000,000	5.000	01/01/22	17,398,720
13,250,000	5.000	01/01/23	14,560,292
Chicago Illinois Midway Airport Second Lien RB Refunding Series 2014 B (A/A3)
400,000	5.000	01/01/19	419,632

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Modern Schools Across Chicago Program GO Bonds Series 2010 A (BBB+/Ba1)
$6,450,000	4.000%	12/01/17	$6,466,834
1,080,000	5.000	12/01/19	1,141,808
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 B (A/NR)
4,000,000	5.000	01/01/21	4,465,920
Chicago Illinois Sales Tax Refunding RMKT 06/09/15 Series 2002 (AA/NR)
1,250,000	5.000	01/01/21	1,350,000
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Project Series 2008 C (A/NR)
1,000,000	5.000	01/01/21	1,102,380
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Series 2017 B (A/NR)
2,050,000	5.000	01/01/21	2,259,879
1,450,000	5.000	01/01/22	1,631,786
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (A/NR)
600,000	5.000	01/01/21	661,428
1,660,000	5.000	01/01/22	1,868,114
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
2,500,000	5.000	11/01/20	2,750,300
Cook County Illinois GO Refunding Bonds Series 2012 C (AA-/A2)
1,500,000	5.000	11/15/19	1,599,540
1,000,000	4.000	11/15/20	1,063,870
Glenview GO Refunding Bonds Series 2012 B (NR/Aaa)
1,365,000	4.000	12/01/18	1,409,881
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA-/Aa2)(b)(c)
6,000,000	1.550	02/13/20	6,006,900
Illinois Finance Authority RB for Advocate Health Care Network Series 2008 C-3B (AA/Aa2)(b)(c)
2,750,000	1.050	07/30/18	2,747,965
Illinois Finance Authority RB for Prairie Power, Inc. Project RMKT 05/08/17 Series 2017 A (A/NR)(b)(c)
7,000,000	1.750	05/06/20	7,030,100
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
2,070,000	3.250	05/15/22	2,108,833
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
255,000	4.000	09/01/20	269,647
500,000	4.000	09/01/21	534,320
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
14,360,000	4.000	01/01/19	14,700,189
2,445,000	5.000	03/01/19	2,544,071
Illinois State GO Bonds Series 2012 A (BBB-/Baa3)
10,085,000	3.000	01/01/18	10,115,356
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
3,645,000	5.000	07/01/19	3,825,027
3,990,000	5.500	07/01/24	4,421,479
Illinois State GO Bonds Series 2014 (BBB-/Baa3)
3,450,000	4.000	02/01/18	3,474,805
3,730,000	5.000	02/01/19	3,872,300

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Refunding Bonds Series 2009 A (BBB-/Baa3)
$16,000,000	4.000%	09/01/20	$16,220,320
Illinois State GO Refunding Bonds Series 2010 (BBB-/Baa3)
18,505,000	5.000	01/01/18	18,650,450
16,490,000	5.000	01/01/20	17,409,647
Illinois State GO Refunding Bonds Series 2012 (BBB-/Baa3)
7,295,000	5.000	08/01/19	7,672,225
10,925,000	5.000	08/01/20	11,668,883
Illinois State GO Refunding Bonds Series 2016 (BBB-/Baa3)
20,000,000	5.000	02/01/20	21,151,200
25,110,000	5.000	02/01/21	26,985,215
5,000,000	5.000	02/01/22	5,426,100
Illinois State Sales Tax RB Junior Obligation Series 2016 A (AA-/NR)
1,475,000	5.000	06/15/22	1,665,437
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (AA-/NR)
675,000	4.000	06/15/21	724,397
2,875,000	5.000	06/15/22	3,246,191
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 D (AA-/NR)
3,185,000	4.000	06/15/21	3,418,078
McHenry and Lake County Community High School No. 156 GO Refunding Bonds Series 2013 A (NR/Aa2)
2,690,000	3.000	02/01/18	2,706,275
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 1993 A (NATL-RE) (A/A3)(e)
2,505,000	0.000	06/15/18	2,471,884
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	3.000	10/01/17	840,000
Springfield Electric RB Refunding Senior Lien Series 2015 (A/A3)
2,000,000	5.000	03/01/21	2,217,100
State of Illinois Build Illinois Sales Tax RB Refunding Bonds Series 2010 (AA-/NR)
1,170,000	5.000	06/15/18	1,200,958
State of Illinois GO Bonds Series 2014 (BBB-/Baa3)
3,245,000	5.000	02/01/23	3,557,201
State of Illinois GO Refunding Bonds Series 2016 (BBB-/Baa3)
2,000,000	5.000	02/01/19	2,076,300
2,360,000	5.000	02/01/23	2,587,056
University of Illinois Board Trustees COP RB Refunding Series 2016 A (A-/A1)
5,250,000	5.000	08/15/20	5,683,493
5,000,000	5.000	08/15/21	5,531,750
Will & Kendall Counties Community Consolidated School District No. 202 GO Refunding Bonds Series 2017 (NR/Aa2)
9,650,000	2.000	01/01/19	9,728,262

			388,125,871

Indiana – 0.8%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2008 (A-/A1)(b)(c)
15,000,000	1.850	10/01/19	15,114,600

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Indiana – (continued)
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (ETM) (NR/WR)(a)
$4,585,000	5.625%	08/01/18	$4,760,101
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
855,000	5.000	05/01/20	933,788
Indiana Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A+/NR)
800,000	5.000	03/01/18	812,984
500,000	5.000	03/01/19	526,500
650,000	5.000	03/01/20	704,152
Indiana Health Facility Financing Authority Ascension Health Subordinate Credit Group RB RMKT 06/01/17 Series 2017 A-9 (AA+/Aa3)(b)(c)
5,000,000	1.375	05/01/20	4,996,850
Indiana Health Facility Financing Authority Ascension Health Subordinate Credit Group RB RMKT 08/01/17 Series 2005 A-3 (AA/Aa3)(b)(c)
5,000,000	1.350	08/04/20	4,988,900
Indiana Health Facility Financing Authority Ascension Health Subordinate Credit Group RB Series 2005 A-5 (AA/Aa3)(b)(c)
6,000,000	1.350	08/04/20	5,986,680

			38,824,555

Iowa – 0.0%
Iowa Finance Authority State Revolving Fund RB Series 2013 (AAA/Aaa)
1,000,000	5.000	08/01/18	1,033,220

Kansas – 0.5%
Johnson County Public Building Commission RB Refunding for Kansas Lease Purchase Series 2015 B (AAA/Aaa)
2,735,000	2.000	09/01/19	2,784,011
3,810,000	2.000	09/01/20	3,903,535
Johnson County Unified School District No. 229 GO Bonds for Kansas Blue Valley Series 2015 B (AA+/Aaa)
8,125,000	5.000	10/01/19	8,755,094
Sedgwick County Kansas Unified School District No. 259 GO Refunding and Improvement Bonds Series 2015 A (NR/Aa2)
3,455,000	4.000	10/01/20	3,739,761
3,000,000	4.000	10/01/21	3,320,460
Wichita GO Refunding Bonds Series 2012 A (AA+/Aa1)
2,585,000	4.000	09/01/19	2,728,390
Wichita GO Sales Tax Bonds Series 2012 D (AA+/Aa1)
1,130,000	3.000	10/01/19	1,173,381

			26,404,632

Kentucky – 0.9%
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (BBB/Baa3)
200,000	5.000	06/01/18	204,262
350,000	5.000	06/01/19	367,650
500,000	5.000	06/01/20	537,190
1,100,000	5.000	06/01/21	1,206,117
2,450,000	5.000	06/01/22	2,723,543
1,000,000	5.000	06/01/23	1,125,550

Municipal Bonds – (continued)
Kentucky – (continued)
Kentucky State Property and Buildings Commission for Project 117 RB Refunding Series 2017 D (A+/A1)
$4,000,000	5.000%	05/01/21	$4,469,560
Kentucky State Property and Buildings Commission for Project 99 RB Refunding Series 2010 A (A/A1)
4,480,000	5.000	11/01/18	4,667,130
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2016 A (AA-/Aa3)
950,000	2.000	07/01/20	968,126
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
625,000	5.000	10/01/19	669,100
550,000	5.000	10/01/20	606,160
Louisville & Jefferson County Metropolitan Government Environmental Facilities RB Refunding for Louisville Gas & Electric Company Project RMKT 06/01/17 Series 2017 A (A/A1)(b)(c)
4,000,000	1.250	06/03/19	3,997,360
Louisville & Jefferson County PCRB for Louisville Gas & Electric Company Project RMKT 04/03/17 Series 2003 A (A/A1)(b)(c)
6,000,000	1.500	04/01/19	6,020,340
Trimble County Kentucky Pollution Control RB for Gas and Electric Company Project Series 2001 A (A/A1)(b)(c)
6,000,000	1.050	03/01/18	5,995,080
University of Kentucky General Receipts RB Refunding Series 2015 B (AA/Aa2)
3,730,000	5.000	10/01/18	3,877,633
University of Kentucky General Receipts RB Refunding Series 2015 C (AA/Aa2)
1,705,000	4.000	10/01/18	1,755,656
University of Louisville General Receipts RB Refunding Series 2016 C (AA-/A1)
4,680,000	3.000	09/01/21	4,938,336

			44,128,793

Louisiana – 0.6%
City of Shreveport Louisiana Water and Sewer RB Refunding Series 2014 A (BAM) (AA/A3)
3,000,000	5.000	12/01/19	3,235,740
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (AA+/A1)
680,000	2.000	07/15/18	684,917
1,040,000	4.000	07/15/18	1,063,691
1,000,000	5.000	07/15/19	1,066,100
Jefferson Parish Sales Tax RB Refunding School Series 2012 (AA/NR)
1,565,000	3.000	02/01/18	1,575,204
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Southeastern Louisiana Student Series 2004 B (NATL-RE) (NR/A3)(c)
10,675,000	1.645	08/01/34	9,607,500

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
$735,000	2.250%	10/01/21	$752,838
815,000	5.000	10/01/21	921,137
800,000	2.500	10/01/22	825,088
950,000	5.000	10/01/22	1,092,624
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
2,825,000	5.000	10/01/17	2,825,000
New Orleans GO Refunding Bonds Series 2012 (AA-/A3)
4,030,000	4.000	12/01/17	4,048,780

			27,698,619

Maine – 0.1%
Maine Governmental Facilities Authority Lease Rental RB Series 2015 B (AA-/Aa3)
685,000	5.000	10/01/19	737,416
1,985,000	4.000	10/01/20	2,143,721
1,345,000	4.000	10/01/21	1,478,195

			4,359,332

Maryland – 3.5%
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (BBB-/NR)
200,000	3.000	09/01/18	203,086
350,000	4.000	09/01/19	366,555
500,000	5.000	09/01/20	547,560
500,000	5.000	09/01/21	559,755
500,000	5.000	09/01/22	572,090
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AAA/Aa1)
2,075,000	5.000	11/01/17	2,081,640
3,055,000	4.000	11/01/18	3,154,318
Charles County Maryland GO Refunding Bonds Series 2011 (AAA/Aaa)
5,405,000	4.000	11/01/17	5,418,188
City of Baltimore RB for Water Projects Series 2002 Subseries B (NATL-RE FGIC) (AA/Aa2)(c)
11,350,000	1.637	07/01/37	9,773,547
City of Baltimore RB for Water Projects Series 2002 Subseries C (AA-/Aa3)(c)
7,025,000	1.652	10/04/17	5,842,099
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2017 (AAA/Aaa)
2,825,000	5.000	03/01/23	3,338,613
Maryland State Department of Transportation Consolidated RB Series 2013 (AAA/Aa1)
6,965,000	4.000	02/15/20	7,443,983
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
600,000	4.000	06/01/19	627,744
600,000	4.000	06/01/20	638,814
660,000	4.000	06/01/21	715,849

Municipal Bonds – (continued)
Maryland – (continued)
Maryland State GO Bonds for State and Local Facilities Loan Second Series 2014 B (AAA/Aaa)(a)
$19,845,000	5.000%	08/01/22	$23,168,442
Maryland State GO Bonds for State and Local Facilities Loan Second Series 2014 C (AAA/Aaa)
58,585,000	5.000	08/01/21	66,841,384
Maryland State GO Bonds for State and Local Facilities Loan Series 2012 B (AAA/Aaa)
8,980,000	5.000	03/15/20	9,831,125
Maryland State GO Bonds for State and Local Facilities Loan Series 2013 B (AAA/Aaa)(a)
5,140,000	5.000	03/01/21	5,783,477
Prince George’s County GO Refunding Bonds for Consolidated Public Improvement Series 2016 B (AAA/Aaa)
5,000,000	4.000	07/15/21	5,514,300
University of Maryland RB Refunding Revolving Loan Series 2003 A (AA+/Aa1)(b)(c)
2,010,000	1.250	06/01/18	2,008,010
Washington Suburban Sanitary District GO Refunding Bonds Consolidated Public Improvement Second Series 2016 (AAA/Aaa)
5,660,000	5.000	06/01/18	5,811,405
5,555,000	5.000	06/01/19	5,920,075
Washington Suburban Sanitary District GO Refunding Bonds Consolidated Public Improvement Series 2015 (AAA/Aaa)
9,905,000	3.000	06/01/19	10,230,478

			176,392,537

Massachusetts – 5.2%
Massachusetts Bay Transportation Authority RB Series 2017 (AA/Aa3)(g)
50,000,000	4.000	12/01/21	55,312,000
Massachusetts Bay Transportation Authority Sales Tax RB Refunding for Capital Appreciation Senior Series 2016 A (AA/Aa2)(e)
8,255,000	0.000	07/01/21	7,713,554
Massachusetts Commonwealth GO Refunding Bonds Series 2017 A (AA/Aa1)(d)
40,000,000	(SIFMA Municipal Swap Index Yield + 0.47%, 11.00% Cap), 1.410	02/01/19	40,058,000
Massachusetts Commonwealth Transportation Fund RB for Accelerated Bridge Program Series 2012 A (AAA/Aa1)(a)
10,000,000	5.000	06/01/21	11,368,500
Massachusetts Commonwealth Transportation Fund RB for Rail Enhancement Program Series 2015 A (AAA/Aa1)
4,000,000	5.000	06/01/20	4,410,160
11,155,000	5.000	06/01/21	12,677,323
Massachusetts Development Finance Agency RB for Harvard University Series 2009 A (NR/NR)(a)
28,790,000	5.500	11/15/18	30,244,471

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency RB for Partners HealthCare System Series 2014 M-5 (AA-/Aa3)(b)
$19,340,000	(SIFMA Municipal Swap Index Yield + 0.55%, 10.00% Cap), 1.490%	01/30/18	$19,348,123
Massachusetts School Building Authority RB Refunding Senior Dedicated Sales Tax Series 2012 B (AA+/Aa2)
3,000,000	5.000	08/15/20	3,329,250
Massachusetts State Development Finance Agency RB Refunding for Boston University Issue Series Z-1 (A+/A1)
10,000,000	1.500	08/01/19	10,063,100
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA/Aa1)(d)
14,895,000	(3 Mo. LIBOR + 0.57%, 20.00% Cap), 1.448	05/01/37	14,038,984
Massachusetts State GO Bonds Consolidated Loan Series 2009 A (AA/Aa1)(a)
5,210,000	5.000	03/01/19	5,500,510
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (AA+/Aa1)(d)
26,075,000	(3 Mo. LIBOR + 0.57%, 20.00% Cap), 1.448	05/01/37	25,026,785
Massachusetts State GO Bonds Consolidated Loan Series 2012 D (AA/Aa1)(d)
7,000,000	(SIFMA Municipal Swap Index Yield + 0.43%, 11.00% Cap), 1.370	01/01/18	6,999,860
Massachusetts State GO Refunding Bonds Series 2007 A (AA/Aa1)(d)
8,000,000	(3 Mo. LIBOR + 0.55%, 20.00% Cap), 1.428	11/01/25	7,986,160
Massachusetts State Health & Educational Facilities Authority RB for Tufts University Issue Series 2008 N-2 (AA-/Aa2)(b)(c)
8,000,000	0.770	10/05/17	8,000,000

			262,076,780

Michigan – 2.8%
Allen Park Public School District GO Refunding Bonds Series 2016 (Q-SBLF) (AA-/NR)
3,635,000	5.000	05/01/21	4,094,137
Allendale Public School GO Refunding Bonds Series 2016 (Q-SBLF) (AA-/NR)
2,500,000	5.000	05/01/22	2,866,575
1,275,000	5.000	11/01/22	1,477,495
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
2,990,000	5.250	07/01/20	3,296,266
Detroit Michigan Sewage Disposal System RB Senior Lien RMKT 06/17/09 Series 2003 B (AGM) (AA/NR)(a)
1,800,000	7.500	07/01/19	2,000,448

Municipal Bonds – (continued)
Michigan – (continued)
Macomb County Michigan L’anse Creuse Public Schools Unlimited Tax GO Refunding Bonds Series 2015 (Q-SBLF) (AA-/NR)
$1,250,000	5.000%	05/01/20	$1,364,862
Macomb County Michigan Roseville Community Schools Unlimited Tax GO Refunding Bonds Series 2014 (Q-SBLF) (AA-/NR)
365,000	5.000	05/01/18	372,979
900,000	5.000	05/01/19	951,390
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A/A1)
2,300,000	4.000	08/01/20	2,466,520
3,635,000	5.000	08/01/21	4,102,134
Michigan Finance Authority Hospital RB Refunding for Henry Ford Health System Series 2016 (A/A3)
200,000	5.000	11/15/19	215,310
200,000	5.000	11/15/20	221,686
500,000	5.000	11/15/21	567,885
Michigan Finance Authority Local Government Loan Program RB for City of Detroit Distributable State Aid Fourth Lien Utgo Refunding Local Project Bonds Series 2016 C-3 (MUN GOVT GTD) (A-/A2)
3,500,000	5.000	04/01/20	3,764,005
1,510,000	5.000	04/01/21	1,662,691
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
500,000	3.400	10/01/20	516,265
500,000	3.600	10/01/21	522,725
500,000	3.800	10/01/22	528,415
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
5,125,000	5.000	07/01/21	5,771,672

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Sewage
Disposal System RB Refunding Local Project Bonds Senior
Lien Series 2014 C-5 (NATL-RE FGIC) (A/A3)

1,500,000	5.000	07/01/18	1,540,950
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
3,165,000	5.000	07/01/20	3,467,954
10,000,000	5.000	07/01/21	11,238,500
9,225,000	5.000	07/01/22	10,561,426
5,000,000	5.000	07/01/23	5,827,750

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Water Supply
System RB Refunding Local Project Bonds Senior Lien
Series 2014 D-3 (NATL-RE FGIC) (A/A3)

7,410,000	5.000	07/01/18	7,612,293
5,000,000	5.000	07/01/19	5,313,500
1,390,000	5.000	07/01/20	1,523,051

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Series 2015 D-1 (A-/A3)
$700,000	5.000%	07/01/19	$742,637
375,000	5.000	07/01/20	409,305
750,000	5.000	07/01/21	835,642
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (A-/NR)
1,400,000	4.000	07/01/18	1,424,010
1,125,000	5.000	07/01/19	1,184,929
1,200,000	5.000	07/01/20	1,296,300
Michigan Finance Authority Local Government Loan Program RB Refunding for Regional Convention Facility Local Project Series 2014 H-1 (AA-/NR)
1,135,000	5.000	10/01/18	1,178,663
825,000	5.000	10/01/19	884,738
1,140,000	5.000	10/01/20	1,218,341
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 B (AAA/Aaa)
4,085,000	5.000	01/01/20	4,370,501
Michigan Flushing Community Schools Unlimited Tax GO Refunding Bonds Series 2015 (Q-SBLF) (NR/Aa1)
1,040,000	4.000	05/01/19	1,084,866
500,000	4.000	05/01/20	534,505
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Credit Group Series 2010 F-1 (AA+/Aa2)(b)(c)
3,050,000	2.000	05/30/18	3,067,141
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/01/17 Series 2010 F-2 (AA+/Aa2)(b)(c)
2,600,000	1.900	04/01/21	2,634,398
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/15/17 Series 2010 F-5 (AA+/Aa2)(b)(c)
4,400,000	2.400	03/15/23	4,517,964
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project RMKT 09/01/16 Series 2008 ET-2 (A/Aa3)(b)(c)
2,000,000	1.450	09/01/21	1,975,920
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)(c)
4,000,000	1.450	09/01/21	3,951,800
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA-/NR)
1,000,000	5.000	05/01/18	1,021,390
2,475,000	5.000	05/01/20	2,697,799
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA-/NR)
875,000	4.000	05/01/18	890,382
700,000	4.000	05/01/19	731,885
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2014 D (A/A1)
1,500,000	5.000	09/01/19	1,604,400

Municipal Bonds – (continued)
Michigan – (continued)
St. Clair County Michigan East China School District 2015 School Bus GO Refunding Bonds Series I (Q-SBLF) (AA-/NR)
$3,170,000	3.000%	05/01/19	$3,257,397
University of Michigan RB Refunding Series 2010 C (AAA/Aaa)
4,555,000	5.000	04/01/21	4,982,669
Warren Consolidated School District Unlimited Tax GO Refunding Bonds Series 2016 B (BAM) (AA/NR)
1,625,000	4.000	05/01/18	1,652,625
1,790,000	5.000	05/01/19	1,894,232
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 A (Q-SBLF) (AA-/NR)
1,420,000	4.000	05/01/19	1,475,139
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2016 A (Q-SBLF) (AA-/NR)
1,260,000	4.000	05/01/20	1,341,661
1,000,000	5.000	05/01/21	1,118,870
1,000,000	5.000	05/01/22	1,140,940
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,270,000	5.000	12/01/18	1,328,636
1,385,000	5.000	12/01/19	1,499,096
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/19	1,034,970

			142,832,635

Minnesota – 1.1%
Circle Pines Minnesota Independent School District No. 012 GO Bonds Series 2015 A (SD CRED PROG) (AA+/NR)(e)
675,000	0.000	02/01/21	642,674
Farmington Minnesota Independent School District No. 192 GO School Building Refunding Bonds Series 2012 D (SD CRED PROG) (NR/Aa2)
3,190,000	1.500	06/01/18	3,200,878
Maple Grove Minnesota Health Care Facilities RB Refunding for Maple Grove Hospital Corporation Series 2017 (NR/Baa1)
500,000	4.000	05/01/21	538,305
500,000	4.000	05/01/22	543,075
500,000	5.000	05/01/23	573,385
Minneapolis Minnesota Convention Center GO Refunding Bonds Series 2011 A (AAA/Aa1)
7,980,000	2.000	12/01/17	7,994,524
Minneapolis Minnesota Various Purpose GO Improvement Bonds Series 2016 (AAA/Aa1)
10,000,000	2.000	12/01/20	10,259,900
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/A2)
500,000	5.000	04/01/18	509,890
Minnesota State Trunk Highway GO Bonds Series 2017 B (AA+/Aa1)(g)
5,200,000	5.000	10/01/19	5,595,616
5,700,000	5.000	10/01/21	6,513,903
5,700,000	5.000	10/01/22	6,661,362
Minnesota State Trunk Highway GO Refunding Bonds Series 2014 E (AA+/Aa1)
12,220,000	2.000	08/01/18	12,323,503

			55,357,015

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Mississippi – 0.4%
Jackson County Mississippi Pollution Control RB Refunding for Chevron USA, Inc. Project RMKT 11/01/99 Series 1993 (AA-/Aa2)(b)(c)
$6,150,000	0.960%	10/02/17	$6,150,000
Mississippi Business Finance Corp. RB for Chevron USA, Inc. Project Series 2011 B (AA-/Aa2)(b)(c)
7,000,000	0.960	10/02/17	7,000,000
Mississippi State GO Refunding Bonds Series 2017 B (AA/Aa2)(b)
7,000,000	(1 Mo. LIBOR + 0.33%, 11.00% Cap), 1.159	09/01/20	6,997,480

			20,147,480

Missouri – 1.4%
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Baa3)
300,000	5.000	03/01/19	313,785
325,000	5.000	03/01/20	348,549
400,000	5.000	03/01/21	436,744
City of Columbia Electric Utility Special Obligation RB for Annual Appropriation Series 2012 E (AA/NR)
1,995,000	4.000	09/01/18	2,049,683
2,075,000	4.000	09/01/19	2,188,876
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
1,180,000	4.000	06/01/18	1,202,302
960,000	4.000	06/01/19	1,003,258
1,000,000	4.000	06/01/20	1,056,360
Missouri State Highways and Transportation Commission Second Lien GO Refunding State Road Bonds Series 2014 B (AAA/Aa1)
34,540,000	5.000	05/01/18	35,347,890
24,275,000	5.000	05/01/19	25,790,974
St. Louis Airport RB Refunding for Lambert St. Louis International Airport Series 2013 (A-/A3)
765,000	5.000	07/01/18	787,277

			70,525,698

Montana – 0.4%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
275,000	4.000	07/01/19	289,033
240,000	4.000	07/01/20	258,423
210,000	4.000	07/01/21	230,815
310,000	5.000	07/01/22	360,276
Forsyth Montana Pollution Control RB Refunding for Northwestern Corp. Colstrip Project Series 2016 (A-/A2)
11,000,000	2.000	08/01/23	10,933,890
Gallatin County High School District No. 7 GO Bonds for School Building Series 2017 A (NR/Aa2)
330,000	4.000	06/01/19	346,154
345,000	4.000	12/01/19	366,918
400,000	4.000	06/01/20	430,224
500,000	4.000	12/01/20	544,105
645,000	4.000	06/01/21	709,003
510,000	4.000	12/01/21	565,814
260,000	5.000	06/01/22	301,959
445,000	5.000	12/01/22	522,550

Municipal Bonds – (continued)
Montana – (continued)
Montana State Department of Transportation Refunding Grant Anticipation Notes for Highway 93 Advance Construction Project-Garvees Series 2012 (AA/A2)
$1,750,000	3.000%	06/01/18	$1,771,717
800,000	4.000	06/01/18	815,176

			18,446,057

Nebraska – 0.5%
Gas Supply RB Refunding for Central Plains Energy Project Series 2014 (NR/A1)(b)(c)
20,000,000	5.000	12/01/19	21,536,000
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
435,000	4.000	11/01/17	435,979
750,000	4.000	11/01/19	780,990
690,000	4.000	11/01/20	730,986
Omaha Nebraska Special Tax RB Refunding for Performing Arts Project Series 2012 (AA+/Aa2)
1,785,000	3.000	10/15/18	1,820,860

			25,304,815

Nevada – 1.0%
Clark County Pollution Control RB Refunding for Nevada Power Company Project Series 2017 (A+/A2)(b)(c)
1,850,000	1.600	05/21/20	1,849,038
Clark County School District Limited Tax GO Refunding Bonds Series 2015 B (AA-/A1)
11,900,000	5.000	06/15/18	12,230,225
10,300,000	5.000	06/15/19	10,969,088
Las Vegas City Limited Tax GO Bonds Medium-Term Various Purpose Series 2011 A (AA/Aa2)
2,810,000	4.000	12/01/17	2,813,091
Nevada State Limited Tax GO Refunding Bonds for Capital Improvement Series 2015 D (AA/Aa2)
18,085,000	5.000	04/01/21	20,396,806

			48,258,248

New Hampshire – 1.0%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (A+/A1)(c)
50,475,000	1.908	05/01/21	49,175,592
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Series 2003 (AMT) (A-/NR)(b)(c)
1,200,000	2.125	06/01/18	1,204,752

			50,380,344

New Jersey – 7.4%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
220,000	5.000	03/01/20	236,859
500,000	5.000	03/01/23	571,315
Bergen County New Jersey GO Refunding Bonds for General Improvement Series 2011 A (ST AID WITHHLDG) (NR/Aaa)
2,355,000	2.000	12/01/17	2,359,380
Burlington County New Jersey GO Bonds Series 2015 A (AA/Aa2)
1,080,000	2.000	05/01/18	1,086,199
1,275,000	2.000	05/01/19	1,293,500

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
Casino Reinvestment Development Authority Luxury Tax RB Series 2014 (BBB+/Baa2)
$1,000,000	4.000%	11/01/17	$1,001,270
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa2)
1,130,000	4.000	11/01/18	1,165,505
1,300,000	5.000	11/01/19	1,401,894
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (A-/NR)(b)(c)
2,950,000	2.125	12/01/17	2,953,924
Gloucester County New Jersey GO Refunding Bonds Series 2011 (AA/NR)
1,245,000	3.000	10/01/17	1,245,000
Hudson County New Jersey GO Refunding Bonds Series 2015 (AGM) (AA/Aa3)
700,000	4.000	02/15/19	726,383
725,000	4.000	02/15/20	771,342
1,025,000	4.000	02/15/21	1,114,093
Mercer County New Jersey GO Bonds Series 2015 (AA+/NR)
2,155,000	0.050	02/01/18	2,149,354
2,355,000	0.050	02/01/19	2,326,787
Mercer County New Jersey GO Bonds Series 2016 (AA+/NR)
3,380,000	1.500	07/15/21	3,392,405
Middlesex County New Jersey GO Bonds for General Improvements Series 2016 (AAA/NR)
4,675,000	3.000	01/15/20	4,877,942
Morris County Improvement Authority RB Refunding for Governmental Loan Series 2015 (CNTY GTD) (AAA/Aaa)
4,000,000	3.000	05/01/19	4,123,640
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
180,000	4.000	07/01/21	190,580
220,000	4.000	01/01/22	233,204
225,000	4.000	07/01/22	239,279
270,000	4.000	01/01/23	286,775
275,000	4.000	07/01/23	292,540
320,000	4.000	01/01/24	339,210
325,000	4.000	07/01/24	344,698
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2011 GG (ETM) (ST APPROP) (NR/Baa1)(a)
4,485,000	5.000	09/01/19	4,814,872
New Jersey Economic Development Authority RB for School Facilities Construction Series 2017 DDD (BBB+/Baa1)(g)
500,000	5.000	06/15/19	526,830
600,000	5.000	06/15/20	646,476
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB-/Baa2)
1,265,000	4.000	07/01/18	1,281,597
New Jersey Educational Facilities Authority RB Refunding for New Jersey City University Series 2016 D (AGM) (AA/A2)
2,085,000	3.000	07/01/19	2,145,924
2,150,000	3.000	07/01/20	2,237,548
2,210,000	3.000	07/01/21	2,319,505

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Educational Facilities Authority RB Refunding for Stevens Institute of Technology Series 2017 A (A-/NR)
$630,000	4.000%	07/01/18	$642,927
315,000	5.000	07/01/19	335,371
315,000	5.000	07/01/20	345,511
485,000	5.000	07/01/21	545,441
440,000	5.000	07/01/22	504,605
New Jersey Health Care Facilities Financing Authority RB for Princeton Healthcare System Issue Series 2016 A (BBB/Baa2)
750,000	5.000	07/01/21	836,220
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2012 A (A+/A1)
400,000	5.000	07/01/18	411,620
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
4,300,000	5.000	07/01/18	4,406,038
1,530,000	5.000	07/01/19	1,616,109
1,000,000	5.000	07/01/20	1,084,450
1,000,000	5.000	07/01/21	1,109,210
1,240,000	5.000	07/01/22	1,397,951
New Jersey State GO Refunding Bonds Series 2016 T (A-/A3)
7,515,000	5.000	06/01/18	7,702,875
New Jersey State Transit Corp. Refunding Grant Anticipation Notes Series 2014 A (A/A3)
7,500,000	5.000	09/15/18	7,734,375
New Jersey State Turnpike Authority RB Refunding Series 2014 C (A+/A2)
22,000,000	5.000	01/01/20	23,840,300
New Jersey State Turnpike Authority RB Refunding Series 2017 C-1 (A+/A2)(d)(g)
1,290,000	(1 Mo. LIBOR + 0.34%, 8.00% Cap), 0.000	01/01/21	1,288,400
New Jersey State Turnpike Authority RB Refunding Series 2017 C-2 (A+/A2)(d)(g)
5,000,000	(1 Mo. LIBOR + 0.48%, 8.00% Cap), 0.000	01/01/22	4,991,950
New Jersey State Turnpike Authority RB Refunding Series 2017 C-3 (A+/A2)(d)(g)
15,565,000	(1 Mo. LIBOR + 0.60%, 8.00% Cap), 0.000	01/01/23	15,568,580
New Jersey State Turnpike Authority RB Series 2000 C (NATL-RE) (A+/A2)(c)
21,625,000	1.540	01/01/30	21,625,000
New Jersey State Turnpike Authority RB Series 2000 D (NATL-RE) (A+/A2)(c)
21,500,000	1.645	01/01/30	21,500,000
New Jersey State Turnpike Authority RB Series 2012 B (A+/A2)
10,000,000	5.000	01/01/19	10,484,400
New Jersey State Turnpike Authority RB Series 2013 A (NR/NR)(a)
5,930,000	5.000	07/01/22	6,906,493

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(e)
$5,000,000	0.000%	12/15/28	$3,184,100
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-2 (A+/Baa1)
19,950,000	5.000	06/15/29	20,381,718
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2012 AA (ST APPROP) (BBB+/Baa1)
2,945,000	5.000	06/15/19	3,103,529
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
10,000,000	5.000	06/15/21	10,989,400
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
1,000,000	5.000	06/15/21	1,098,940
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (BBB+/Baa1)
15,550,000	5.250	12/15/20	17,052,752
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(e)
10,000,000	0.000	12/15/25	7,505,600
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (A/A3)(e)
15,000,000	0.000	12/15/27	10,278,900
14,390,000	0.000	12/15/30	8,520,319
5,000,000	0.000	12/15/31	2,821,600
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2008 A (AA+/Aaa)(a)
1,435,000	6.000	12/15/18	1,521,416
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (BBB+/Baa1)
3,015,000	5.000	12/15/23	3,404,659
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
2,010,000	4.000	06/15/18	2,044,693
1,485,000	5.000	06/15/20	1,598,632
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
5,115,000	5.000	06/15/23	5,564,046
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2013 A (BBB+/Baa1)
6,235,000	5.000	12/15/19	6,646,572
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (BBB+/Baa1)
26,545,000	5.250	12/15/23	30,351,818
New Jersey Transportation Trust Fund Authority RB Subseries 2016 A-1 & Subseries A-2 (A+/Baa1)
8,560,000	5.000	06/15/30	8,740,958
23,850,000	5.000	06/15/31	24,334,155

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Turnpike Authority Turnpike RB Series 2014 B-3 (A+/A2)(b)
$3,750,000	(1 Mo. LIBOR + 0.57%, 10.00% Cap), 1.399%	01/01/18	$3,750,450
Princeton GO Refunding Bonds Series 2016 (AAA/Aaa)
540,000	3.000	01/01/20	563,663
Toms River Township General Improvement Bonds Series 2010 (AA/NR)
3,260,000	3.000	06/15/18	3,306,944
Township of Parsippany Troy Hills GO Bonds for General Improvement Water Utility 2017 (AA/NR)
4,255,000	2.000	09/15/21	4,370,055
4,170,000	2.000	09/15/23	4,220,457
Union County New Jersey GO Bonds Series B (AA+/Aaa)
1,240,000	3.000	03/01/19	1,274,484
Union County New Jersey GO Refunding Bonds Series B (ETM) (NR/NR)(a)
25,000	3.000	03/01/19	25,677

			370,229,193

New Mexico – 1.0%
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan & Four Corners Projects Series 2016 A (BBB+/Baa2)(b)(c)
4,000,000	1.875	10/01/21	3,990,040
Farmington City PCRB Refunding for Public Servicing Co. of New Mexico San Juan & Four Corners Projects Series 2016 B (BBB+/Baa2)(b)(c)
11,000,000	1.875	10/01/21	10,972,610
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project RMKT 06/01/17 Series 2017 B (BBB+/Baa2)(b)(c)
3,750,000	2.125	06/01/22	3,772,388
New Mexico State GO Refunding Bonds Series 2017 B (AA/Aa1)
11,275,000	5.000	03/01/20	12,326,845
16,470,000	5.000	03/01/21	18,561,360

			49,623,243

New York – 13.3%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (BBB-/Baa3)
1,250,000	5.000	07/15/21	1,416,712
500,000	5.000	07/15/22	577,720
500,000	5.000	07/15/23	584,200
City of Yonkers New York School GO Refunding Bonds Series 2014 A (AGM) (AA/A2)
2,890,000	5.000	09/01/18	2,991,872
3,135,000	5.000	09/01/19	3,361,849
Metropolitan Transportation Authority RB Refunding RMKT 11/01/16 Subseries 2012 G-3 (AA-/A1)(b)
20,000,000	(1 Mo. LIBOR + 0.70%, 9.00% Cap), 1.529	02/01/20	20,108,600
Metropolitan Transportation Authority RB Refunding Series 2008 B-4 (AA-/A1)(b)(c)
20,725,000	5.000	11/15/19	22,325,177

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Refunding Series 2016 C-2B (AA-/A1)(b)(c)
$13,675,000	5.000%	02/15/20	$14,853,648
Metropolitan Transportation Authority RB Series 2011 B (AA-/A1)(b)
50,000,000	(1 Mo. LIBOR + 0.35%, 10.00% Cap), 1.179	11/01/17	50,001,500
New York City GO Bonds Fiscal 2006 Series H Subseries H1 (AA/Aa2)(b)(c)
7,750,000	0.970	10/02/17	7,750,000
New York City GO Bonds Fiscal 2006 Series H Subseries H2 (AA/Aa2)(b)(c)
3,900,000	0.970	10/02/17	3,900,000
New York City GO Bonds Fiscal 2014 Series D Subseries D3 (AA/Aa2)(b)(c)
4,165,000	0.970	10/02/17	4,165,000
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/Aa2)(b)(c)
9,700,000	0.970	10/02/17	9,700,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(b)(c)
8,000,000	0.970	10/02/17	8,000,000
New York City GO Bonds Series 2014 J (AA/Aa2)
52,045,000	5.000	08/01/18	53,760,403
New York City GO Refunding Bonds RMKT 03/19/13 Subseries 2008 J-4 (AA/Aa2)(d)
6,250,000	(SIFMA Municipal Swap Index Yield + 0.55%, 9.00% Cap), 1.490	08/01/25	6,247,562
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries AA1 (AA+/Aa1)(b)(c)
4,125,000	0.970	10/02/17	4,125,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries AA2 (AA+/Aa1)(b)(c)
8,325,000	0.970	10/02/17	8,325,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2015 Subseries BB4 (AA+/Aa1)(b)(c)
5,670,000	0.920	10/02/17	5,670,000
New York City Transitional Finance Authority RB for New York City Recovery Project 2002 Subseries 1-C (AAA/Aa1)(b)(c)
8,030,000	0.970	10/02/17	8,030,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (AAA/Aa1)
8,620,000	5.000	11/01/17	8,647,584
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (ETM) (NR/NR)(a)
2,030,000	5.000	11/01/17	2,036,415
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Subseries C-4 (AAA/Aa1)(b)(c)
7,975,000	0.970	10/02/17	7,975,000

Municipal Bonds – (continued)
New York – (continued)
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2016 Subseries E-4 (AAA/Aa1)(b)(c)
$8,245,000	0.970%	10/02/17	$8,245,000
New York City Transitional Finance Authority RB Refunding for Future Tax Fiscal 2013 Series 2012 E (AAA/Aa1)
3,775,000	5.000	11/01/22	4,426,678
New York State Dormitory Authority General Purpose Personal Income Tax RB Refunding Series 2016 D (AAA/Aa1)
7,790,000	5.000	02/15/22	8,984,519
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2015 E (AAA/Aa1)
7,145,000	5.000	03/15/21	8,057,274
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (AAA/Aa1)
5,000,000	3.000	02/15/19	5,133,300
1,880,000	4.000	02/15/20	2,008,367
1,885,000	4.000	02/15/21	2,058,627
New York State Dormitory Authority RB Refunding for Long Island University Series 2012 A (BBB/Baa2)
3,665,000	5.000	09/01/18	3,780,924
New York State Dormitory Authority State Sales Tax RB Series 2015 A (AAA/Aa1)
23,960,000	5.000	03/15/19	25,325,480
New York State Dormitory Authority State Sales Tax RB Series 2015 B (AAA/Aa1)
15,275,000	5.000	03/15/20	16,726,583
30,000,000	5.000	03/15/21	33,873,900
New York State Energy Research & Development Authority Facilities RB Refunding for Consolidated Edison Co. Subseries 1999 A-2 (AMT) (AMBAC) (A-/A2)(c)
70,250,000	1.435	05/01/34	65,019,721
New York State Energy Research & Development Authority Pollution Control RB for Rochester Gas & Electric Corp. Series (NATL-RE) (A/A3)(b)(c)
6,550,000	1.760	08/01/32	5,845,875
New York State Energy Research & Development Authority RB for Brooklyn Union Gas Project Series 2000 (NATL-RE) (A/A2)(c)
20,100,000	1.540	12/01/20	19,848,750
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(c)
27,750,000	1.365	07/01/34	25,201,902
New York State Tax Exempt GO Bonds Series 2011 E (AA+/Aa1)
6,950,000	5.000	12/15/17	7,008,380
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
29,525,000	5.000	05/01/19	31,321,006
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2014 A (AAA/Aa1)
20,000,000	5.000	03/15/20	21,890,400
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2015 A (AAA/Aa1)
28,510,000	5.000	03/15/21	32,150,157

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
New York State Urban Development Corp. RB for State Personal Income Tax Series 2013 E (AAA/Aa1)
$26,365,000	5.000%	03/15/18	$26,843,261
New York Transportation Development Corp. Special Facility RB Refunding for Terminal One Group Association L.P. Project Series 2015 (AMT) (A-/Baa1)
4,800,000	5.000	01/01/20	5,174,832
2,000,000	5.000	01/01/21	2,214,120
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (BBB+/Baa1)
670,000	4.000	04/01/18	679,521
300,000	5.000	04/01/19	316,857
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
1,825,000	5.000	03/01/18	1,854,164
2,250,000	5.000	03/01/19	2,370,240
3,000,000	5.000	03/01/20	3,261,870
Rockland County New York GO Refunding Bonds Series 2014 (BAM) (AA/Baa1)
1,500,000	3.000	02/15/19	1,536,060
635,000	3.000	02/15/20	659,467
Suffolk County New York GO Bonds for Public Improvement Series 2016 A (AGM) (AA/NR)
4,080,000	2.000	06/15/19	4,134,060
Suffolk County New York GO Bonds for Public Improvement Series 2016 B (BAM) (AA/NR)
3,545,000	2.000	10/15/19	3,599,629
5,105,000	2.000	10/15/20	5,203,271
5,200,000	2.000	10/15/21	5,299,320
Suffolk County New York GO Refunding Serial Bonds Series 2012 B (A-/A3)
1,000,000	4.000	10/01/17	1,000,000
Suffolk County New York GO Refunding Serial Bonds Series 2017 A (AGM) (AA/NR)
7,035,000	4.000	02/01/23	7,848,105
Suffolk County New York GO Refunding Serial Bonds Series 2017 B (AGM) (AA/NR)
6,360,000	4.000	10/15/23	7,156,526
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
490,000	4.000	06/01/18	498,771
575,000	5.000	06/01/19	608,177
620,000	5.000	06/01/20	674,182
TSASC Inc., Tobacco Settlement RB Senior Series 2017 A (A/NR)
2,000,000	5.000	06/01/20	2,174,240
1,000,000	5.000	06/01/21	1,112,490
TSASC Inc., Tobacco Settlement RB Subordinated Series 2017 B (BBB/NR)
1,000,000	5.000	06/01/20	1,068,480
Utility Debt Securitization Authority Restructuring RB Refunding Series 2016 B (AAA/Aaa)
2,000,000	5.000	12/15/23	2,304,140

			669,051,868

Municipal Bonds – (continued)
North Carolina – 0.9%
Mecklenburg County Public Facilities Corp. RB Refunding Bonds Series 2017 (AA+/Aa1)
$7,000,000	3.000%	02/01/21	$7,405,020
8,500,000	3.000	02/01/22	9,072,730
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (ETM) (AAA/WR)(a)
4,900,000	5.000	01/01/19	5,141,717
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (ETM) (AAA/WR)(a)
2,000,000	3.000	01/01/18	2,010,160
1,275,000	5.000	01/01/18	1,287,686
2,000,000	3.000	01/01/19	2,049,320
1,000,000	5.000	01/01/19	1,049,330
North Carolina Medical Care Commission Health Care Facilities RB Refunding for Wake Forest Baptist Obligated Group Series 2012 B (A/A2)
1,375,000	5.000	12/01/18	1,436,022
North Carolina State Capital Improvement RB Series 2011 A (ST APPROP) (AA+/Aa1)(a)
10,000,000	5.250	05/01/20	11,038,300
Raleigh North Carolina Combined Enterprise System RB Refunding Series 2015 B (AAA/Aaa)
6,140,000	5.000	12/01/20	6,879,809

			47,370,094

Ohio – 1.4%
Akron City Ohio Jedd RB Refunding Series 2011 (AA-/NR)
1,740,000	5.000	12/01/17	1,751,466
American Municipal Power, Inc., RB for Hydroelectric Projects Series 2009 C (A/A2)(a)
4,000,000	5.000	02/15/20	4,366,360
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
13,740,000	5.125	06/01/24	13,014,391
3,415,000	5.375	06/01/24	3,271,809
City of Columbus Various Purpose Limited Tax Bonds Series 2016 B (AAA/Aaa)
1,600,000	1.500	08/15/21	1,609,008
Cleveland Airport Various Purpose GO Refunding Bonds Series 2015 (AA+/A1)
1,455,000	5.000	12/01/20	1,619,735
County of Franklin Hospital Facilities RB Refunding Series 2011 B (AA+/Aa2)(b)(c)
11,500,000	4.000	11/01/18	11,853,280
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
1,750,000	5.000	02/15/23	1,953,490
3,000,000	5.000	02/15/24	3,382,320
1,500,000	5.000	02/15/25	1,699,005
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
400,000	4.000	01/01/18	402,452
415,000	4.000	01/01/19	426,591
435,000	4.000	01/01/20	455,166

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Ohio – (continued)
New Albany Community Authority RB Refunding Series 2012 C (NR/Aa3)
$1,100,000	4.000%	10/01/17	$1,100,000
800,000	4.000	10/01/18	823,528
Ohio State GO Refunding Bonds for Common Schools Series 2014 A (AA+/Aa1)
9,775,000	5.000	09/15/22	11,436,848
Ohio State Higher Educational Facility Commission RB for Cleveland Clinic Health System Obligations Series 2013 A-2 (AA/Aa2)(d)
2,250,000	(SIFMA Municipal Swap Index Yield+ 0.47%, 12.00% Cap), 1.410	01/01/18	2,251,665
Ohio Turnpike and Infrastructure Commission RB Refunding Series 2017 A (AA-/Aa3)
7,770,000	3.000	02/15/22	8,318,640
University of Akron General Receipts Bonds Series 2015 A (AA-/A1)
1,100,000	4.000	01/01/19	1,139,028

			70,874,782

Oklahoma – 0.9%
Edmond Public Works Authority Sales Tax and Utility System RB Series 2017 (AA-/NR)(g)
1,000,000	3.000	07/01/20	1,046,310
2,000,000	3.000	07/01/21	2,114,960
1,295,000	3.000	07/01/22	1,375,873
Oklahoma County Independent School District No. 1 Combined Purpose GO Bonds for Putnam City Board of Education District Series 2016 (A+/NR)
5,000,000	2.000	01/01/18	5,010,800
3,585,000	2.000	01/01/19	3,618,054
2,900,000	2.000	01/01/21	2,948,488
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2017 (AA/NR)
4,250,000	2.000	08/01/19	4,314,345
4,800,000	2.000	08/01/20	4,895,664
4,900,000	2.000	08/01/22	4,972,373
Oklahoma County Independent School District No. 89 GO Bonds Series 2015 (AA/Aa3)
6,200,000	3.000	07/01/19	6,393,130
Tulsa County Independent School District No. 3 GO Bonds Series 2017 (AA/NR)
5,800,000	2.000	04/01/20	5,919,422

			42,609,419

Oregon – 1.0%
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
175,000	3.000	03/01/18	176,246
300,000	4.000	03/01/19	310,218
995,000	4.000	03/01/21	1,057,576
385,000	5.000	03/01/23	431,146
200,000	5.000	03/01/24	225,904
200,000	5.000	03/01/25	226,968

Municipal Bonds – (continued)
Oregon – (continued)
Lane County Oregon Springfield School District No. 19 GO Refunding Bonds Series 2015 (SCH BD GTY) (AA+/Aa1)(e)
$3,740,000	0.000%	06/15/20	$3,575,776
3,780,000	0.000	06/15/21	3,534,905
Oregon Coast Community College District GO Refunding Bonds Series 2012 (SCH BD GTY) (NR/Aa1)
1,165,000	2.000	06/15/18	1,173,749
1,445,000	3.000	06/15/19	1,493,827
Oregon State GO Refunding Bonds for Oregon University System Series 2012 B (AA+/Aa1)
1,120,000	3.000	08/01/18	1,138,973
Portland Oregon Community College District GO Refunding Bonds Series 2015 (AA/Aa1)
10,000,000	5.000	06/15/18	10,283,900
Portland Oregon Community College District GO Refunding Bonds Series 2016 (AA/Aa1)
1,500,000	5.000	06/15/20	1,654,755
1,900,000	5.000	06/15/21	2,159,768
2,300,000	5.000	06/15/22	2,676,464
Portland Oregon Sewer System RB Refunding Second Lien Series 2016 B (AA-/Aa3)
6,960,000	5.000	06/15/22	8,085,432
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
10,845,000	5.000	04/01/19	11,491,904
2,130,000	5.000	04/01/22	2,469,948

			52,167,459

Pennsylvania – 3.1%
Abington School District GO Bonds Series 2017 (ST AID WITHHLDG) (AA/NR)
1,375,000	5.000	10/01/21	1,567,225
1,950,000	5.000	10/01/22	2,267,031
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
750,000	5.000	09/01/18	774,420
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
645,000	4.250	12/15/17	649,128
Allentown School District GO Refunding Series 2016 (AGM) (ST AID WITHHLDG) (AA/NR)
500,000	2.000	02/15/19	504,790
Butler County Hospital Authority RB for Health System Project Series 2015 A (A-/Baa1)
1,265,000	3.000	07/01/18	1,278,409
310,000	3.000	07/01/19	317,161
265,000	4.000	07/01/20	280,831
1,000,000	4.000	07/01/21	1,075,530
Chester County Downingtown Area School District GO Bonds Series 2010 (ST AID WITHHLDG) (NR/Aaa)(b)
5,000,000	(SIFMA Municipal Swap Index Yield + 0.70%, 12.00% Cap), 1.640	05/01/19	5,018,800

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Pennsylvania – (continued)
Chester County IDA RB for University Student Housing, LLC Project at West Chester University Series 2013 A (NR/Baa3)
$530,000	3.000%	08/01/18	$531,452
City of Philadelphia GO Bonds Series 2016 F (ST AID WITHHLDG) (A+/A2)
1,000,000	5.000	09/01/19	1,057,310
4,000,000	5.000	09/01/20	4,350,680
4,000,000	5.000	09/01/21	4,447,640
City of Philadelphia GO Bonds Series 2017 (A+/A2)
4,500,000	5.000	08/01/19	4,809,870
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
325,000	4.000	08/01/20	347,220
1,270,000	5.000	08/01/21	1,428,674
1,125,000	5.000	08/01/22	1,290,724
Cumberland County Municipal Authority RB Refunding for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
535,000	4.000	01/01/19	551,419
1,000,000	4.000	01/01/20	1,053,590
Lehigh County Industrial Development Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 08/15/17 Series 2016 B (A/A1)(b)(c)
9,000,000	1.800	08/15/22	8,937,540
Montgomery County Higher Education and Health Authority RB Refunding for Holy Redeemer Health System Series 2014 A (BBB+/Baa3)
1,000,000	4.000	10/01/18	1,021,390
1,000,000	4.000	10/01/19	1,041,510
Montgomery County IDA Pollution Control RB Refunding for PECO Energy Company Project Series 1999 B (BBB/Baa2)(b)(c)
5,000,000	2.500	04/01/20	5,042,300
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 A (AA+/Aaa)
6,635,000	5.000	07/01/19	7,085,517
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(b)(c)
1,750,000	1.500	05/01/18	1,753,413
Pennsylvania Economic Development Financing Authority Unemployment Compensation RB Series 2012 B (AA+/Aaa)
16,335,000	5.000	07/01/20	17,482,534
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB-/NR)
1,165,000	5.000	05/01/18	1,184,490
1,000,000	5.000	05/01/19	1,042,380
Pennsylvania State Commonwealth GO Bonds Second Series 2015 (A+/Aa3)
2,175,000	5.000	08/15/20	2,400,047
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2015 (A+/Aa3)
8,115,000	5.000	08/15/20	8,954,659
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (A+/Aa3)
3,000,000	5.000	09/15/18	3,111,420
16,775,000	5.000	09/15/19	18,026,918
13,670,000	5.000	09/15/20	15,120,661

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania State Commonwealth GO Refunding Bonds Second Series 2010 A (A+/Aa3)
$7,520,000	5.000%	05/01/21	$8,247,184
Pennsylvania State Commonwealth GO Refunding Bonds Second Series 2016 (A+/Aa3)
4,500,000	5.000	01/15/22	5,112,855
Pennsylvania State GO Bonds First Refunding Series 2015 (AGM) (AA/Aa3)
5,000,000	5.000	08/15/22	5,749,800
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A/A1)(d)
7,000,000	(SIFMA Municipal Swap Index Yield + 0.88%, 12.00% Cap), 1.820	12/01/20	7,069,650
Scranton School District GO Refunding Bonds Series 2017 A (ST AID WITHHLDG) (A+/A2)
350,000	4.000	06/01/18	355,194
500,000	5.000	06/01/19	526,055
645,000	5.000	06/01/20	688,647
680,000	5.000	06/01/21	738,854

			154,294,922

Puerto Rico – 1.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CC/Caa3)
7,285,000	5.000	07/01/19	5,555,395
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2002 A (FGIC) (D/WR)(h)
772,500	5.500	07/01/17	587,100
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
41,925,000	(3 Mo. LIBOR + 0.52%, 12.00% Cap), 1.390	07/01/29	33,854,438
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (D/Ca)(d)(h)
25,850,000	(3 Mo. LIBOR + 0.70%, 12.00% Cap), 1.570	07/01/31	12,311,063
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (CC/WR)
654,385	5.500	07/01/16	353,368
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (NR/Caa3)(c)
1,000,000	10.000	07/01/35	1,086,250
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (COMWLTH GTD) (D/Caa3)(b)(h)
10,835,000	10.000	07/01/34	4,686,137
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (COMWLTH GTD) (NR/NR)(a)(c)
15,000	10.000	07/01/18	21,206

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (D/Ca)(h)
$5,000,000	5.500%	08/01/28	$1,037,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (D/Ca)(h)
8,000,000	5.500	08/01/21	1,660,160
10,000,000	5.500	08/01/22	2,075,000
19,315,000	5.500	08/01/23	4,007,863

			67,235,480

Rhode Island – 0.4%
Providence GO Bonds Series 2013 A (A-/Baa1)
315,000	4.000	01/15/18	317,246
1,545,000	5.000	01/15/19	1,610,215
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for Brown University Issue Series 2012 (AA+/Aa1)
4,770,000	5.000	09/01/21	5,452,587
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for University of Rhode Island Auxiliary Enterprise Series 2013 C (A+/A1)
500,000	4.000	09/15/18	513,470
Rhode Island Health and Educational Building Corp. RB for Newport Public School Financing Program Series 2013 C (AA+/NR)
280,000	4.000	05/15/18	285,132
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (MUN GOVT GTD) (NR/A1)
815,000	4.000	05/15/20	859,972
820,000	5.000	05/15/21	906,001
1,415,000	5.000	05/15/22	1,587,998
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (BBB+/NR)
7,280,000	2.250	06/01/41	7,292,740

			18,825,361

South Carolina – 0.9%
Anderson County School District No. 5 GO Refunding Bonds Series 2016 (SCSDE) (AA/Aa1)
1,645,000	5.000	03/01/21	1,850,938
Berkeley County School District GO Bonds Series 2014 A (SCSDE) (AA/Aa1)
1,380,000	5.000	03/01/19	1,456,342
City of Florence Waterworks & Sewerage System RB Refunding Series 2016 (AA-/Aa2)
900,000	2.000	09/01/19	916,308
1,560,000	2.000	09/01/20	1,594,694
1,000,000	2.000	09/01/21	1,025,830
Clemson University RB Refunding Series 2012 (AA/Aa2)
5,000,000	2.000	05/01/18	5,030,450
Colleton County South Carolina GO Bonds for Capital Project Sales Series 2015 (AA-/Aa3)
725,000	1.500	07/01/18	727,733
2,985,000	2.000	07/01/19	3,033,357

Municipal Bonds – (continued)
South Carolina – (continued)
Fort Mill School District No. 4 GO Bonds Series 2017 B (SCSDE) (AA/Aa1)
$4,700,000	5.000%	03/01/22	$5,430,004
Richland County South Carolina School District No. 1 GO Refunding Bonds Series 2014 B (SCSDE) (AA/Aa1)
2,920,000	5.000	03/01/19	3,081,534
3,165,000	5.000	03/01/20	3,456,307
South Carolina Public Service Authority RB Tax-Exempt Series 2010 C (A+/A1)
9,645,000	5.000	12/01/19	10,372,812
South Carolina Public Service Authority RB Tax-Exempt Series 2014 A (A+/A1)(a)(c)
1,000,000	2.500	06/01/19	1,032,420
York County School District No. 3 Rock Hill GO Bonds Series 2017 B (SCSDE) (AA/Aa1)
4,690,000	5.000	03/01/20	5,125,185
2,880,000	5.000	03/01/21	3,245,702

			47,379,616

Tennessee – 0.4%
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2017 (BBB+/NR)
800,000	3.000	04/01/18	805,928
335,000	4.000	04/01/19	346,675
350,000	5.000	04/01/20	377,555
750,000	4.000	04/01/21	802,215
750,000	5.000	04/01/22	841,448
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Series 2009 B (AA/Aa2)(a)
7,000,000	5.500	10/01/19	7,613,200
Tennessee State GO Bonds Special Tax Series 2015 A (AAA/Aaa)
2,655,000	5.000	08/01/20	2,942,483
Tennessee State GO Refunding Bonds Special Tax Series 2015 B (AAA/Aaa)
2,210,000	5.000	08/01/20	2,449,299
Tennessee State School Bond Authority RB Higher Educational Facilities Second Program Series 2017 A (AA+/Aa1)
2,610,000	5.000	11/01/19	2,823,002

			19,001,805

Texas – 10.6%
Alamo Community College District GO Refunding Bonds Series 2017 (AAA/Aaa)
5,720,000	3.000	08/15/20	6,017,497
10,695,000	3.000	08/15/21	11,382,582
8,500,000	3.000	08/15/22	9,100,270
Austin Convention Enterprises, Inc. Convention Center Hotel Second Tier RB Refunding Series 2017 B (BBB-/NR)
200,000	5.000	01/01/18	201,666
600,000	5.000	01/01/19	624,264
500,000	5.000	01/01/20	534,685
500,000	5.000	01/01/21	548,200
465,000	5.000	01/01/22	520,879
750,000	5.000	01/01/23	851,070

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Austin Texas Water and Wastewater System RB Refunding Series 2014 (AA/Aa2)
$1,675,000	5.000%	11/15/19	$1,813,489
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 B (BBB+/Baa2)(b)(c)
7,500,000	5.000	01/07/21	8,215,800
City of Arlington for Permanent Improvement Bonds Series 2015 A (AAA/Aa1)
1,075,000	2.500	08/15/18	1,089,437
725,000	3.000	08/15/19	751,745
City of Carrollton Texas GO Refunding Bonds Series 2012 (AAA/Aa1)
2,005,000	4.000	08/15/19	2,112,508
City of El Paso Water and Sewer RB Refunding for Improvement Series 2012 A (AA+/NR)
1,750,000	2.000	03/01/18	1,757,735
845,000	4.000	03/01/19	880,186
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases #13-16 Project Series 2017 (NR/NR)(e)(g)
70,000	0.000	09/01/19	65,204
70,000	0.000	09/01/20	62,658
70,000	0.000	09/01/21	60,106
70,000	0.000	09/01/22	57,529
70,000	0.000	09/01/23	54,859
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB/NR)(e)
200,000	0.000	09/01/18	196,158
685,000	0.000	09/01/19	655,210
685,000	0.000	09/01/20	636,475
685,000	0.000	09/01/21	615,835
685,000	0.000	09/01/22	593,525
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB/NR)
405,000	4.000	09/01/23	433,808
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
250,000	3.000	09/01/18	253,697
375,000	3.000	09/01/19	386,130
Corpus Christi Independent School District GO Bonds for School Building Series 2017 A (PSF-GTD) (AAA/Aaa)(b)(c)
5,500,000	2.000	08/15/19	5,575,845
Dallas County Community College District GO Refunding Bonds Series 2017 (AAA/Aaa)
3,125,000	5.000	02/15/19	3,293,781
11,975,000	5.000	02/15/20	13,051,193
2,355,000	5.000	02/15/21	2,642,734
Dallas County Highland Park Independent School District Unlimited Tax GO Refunding Bonds Series 2015 (NR/Aaa)
2,070,000	4.000	02/15/20	2,210,346
Dallas County Limited Tax GO Notes Series 2011 (AAA/Aaa)
3,855,000	5.000	02/15/18	3,913,095

Municipal Bonds – (continued)
Texas – (continued)
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A1)
$250,000	4.000%	11/01/17	$250,617
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A1)
1,750,000	5.000	11/01/18	1,824,637
East Central Independent School District Unlimited Tax for School Building Series 2016 (PSF-GTD) (AAA/Aaa)
1,305,000	4.000	08/15/22	1,459,499
Fort Bend Independent School District GO Bonds for School Building RMKT 08/01/17 Series 2015 B (PSF-GTD) (AAA/NR)(b)(c)
7,145,000	1.350	08/01/19	7,147,501
Fort Worth Texas GO Refunding and Improvement Bonds Series 2012 (AA+/Aa3)
2,000,000	4.000	03/01/19	2,083,560
Garland Independent School District Unlimited Tax Refunding Bonds Series 2015 A (PSF-GTD) (AAA/Aaa)
6,640,000	2.000	02/15/18	6,666,627
4,710,000	3.000	02/15/19	4,834,909
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(d)
5,685,000	(SIFMA Municipal Swap Index Yield + 1.05%, 18.00% Cap), 1.990	06/01/24	5,693,414
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
80,000	3.000	09/01/18	80,907
85,000	3.000	09/01/19	86,601
85,000	3.000	09/01/20	86,930
90,000	3.000	09/01/21	92,037
90,000	3.000	09/01/22	91,815
95,000	3.000	09/01/23	96,234
Houston Airport System RB Subordinate Lien Series 2002 C (AMT) (XLCA) (A+/A1)(c)
15,750,000	2.470	07/01/32	15,030,772
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A+/A1)(c)
18,550,000	2.477	07/01/32	17,704,465
Houston Independent School District Limited Tax GO Refunding Bonds RMKT 01/06/17 Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
10,420,000	1.450	06/01/20	10,395,617
Houston Independent School District Limited Tax GO Refunding Bonds Series 2014 B (PSF-GTD) (AAA/Aaa)
12,000,000	5.000	02/15/19	12,643,080
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)
22,990,000	3.000	02/15/21	24,335,605
24,000,000	3.000	02/15/22	25,610,400
Houston Independent School District Limited Tax Schoolhouse GO Bonds RMKT 06/01/17 Series 2017 A-2 (PSF-GTD) (AAA/Aaa)(b)(c)
17,750,000	3.000	06/01/19	18,261,910

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Houston Independent School District Limited Tax Schoolhouse GO Bonds RMKT 06/01/17 Series 2017 B (PSF-GTD) (AAA/Aaa)(b)(c)
$15,000,000	1.450%	06/01/20	$14,972,700
Kaufman County Fresh Water Supply District No. 1 Refunding for Road Series 2016 C (AGM) (AA/NR)
370,000	3.000	09/01/19	378,650
390,000	3.000	09/01/20	401,977
310,000	3.000	09/01/21	320,537
330,000	3.000	09/01/22	342,065
Lamar Consolidated Independent School District Unlimited Tax Schoolhouse Bonds RMKT 08/15/16 Series 2014 A (PSF-GTD) (AAA/Aaa)(b)(c)
5,000,000	1.050	08/15/18	5,000,500
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2015 A (PSF-GTD) (AAA/NR)(e)
2,000,000	0.000	08/15/19	1,957,640
1,500,000	0.000	08/15/20	1,445,310
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/NR)(e)
2,500,000	0.000	08/16/20	2,408,750
5,000,000	0.000	08/16/21	4,731,800
Lower Neches Valley Authority Industrial Development Corp. RB Refunding for Exxonmobil Project Series 2012 (AA+/Aaa)(b)(c)
8,000,000	0.980	10/02/17	8,000,000
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(b)(c)
8,250,000	2.500	08/01/21	8,546,340
Midway Independent School District Unlimited Tax GO Refunding Bonds Series 2015 (PSF-GTD) (AAA/NR)
4,905,000	5.000	08/01/21	5,576,494
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 06/01/15 Series 2006 (A-/NR)
5,000,000	1.800	12/01/18	5,043,700
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/A2)
170,000	4.000	04/01/20	179,211
400,000	4.000	04/01/21	427,848
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Baa3)
145,000	4.000	04/01/19	149,314
300,000	4.000	04/01/20	313,557
620,000	4.000	04/01/21	658,198
North Texas Municipal Water District Upper East Fork Wastewater Interceptor System Contract RB Refunding & Improvement Series 2016 (AAA/Aa1)
2,085,000	5.000	06/01/22	2,418,412
North Texas Tollway Authority RB Refunding for First Tier Series 2008 A (NATL-RE-IBC) (A/A1)
4,470,000	6.000	01/01/19	4,525,026

Municipal Bonds – (continued)
Texas – (continued)
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A/A1)(b)(c)
$18,000,000	1.950%	01/01/19	$18,115,380
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A/A1)
3,000,000	5.000	01/01/19	3,146,070
North Texas Tollway Authority System RB Refunding First Tier Series 2014 A (A/A1)
2,000,000	5.000	01/01/20	2,167,760
North Texas Tollway Authority System RB Refunding First Tier Series 2014 C (A/A1)(b)
5,000,000	(SIFMA Municipal Swap Index Yield + 0.67%, 9.00% Cap), 1.610	01/01/20	5,016,350
North Texas Tollway Authority System RB Refunding for Second Tier Series 2015 A (A-/A2)
1,070,000	4.000	01/01/18	1,077,779
1,000,000	5.000	01/01/19	1,048,310
Northside Texas Independent School District Unlimited Tax School Building GO Bonds Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
15,000,000	1.450	06/01/20	15,046,800
Plano Independent School District Unlimited Tax Refunding Bonds Series 2016 B (PSF-GTD) (AAA/Aaa)
10,580,000	5.000	02/15/20	11,554,206
Round Rock Independent School District Unlimited Tax GO Bonds for School Building RMKT 08/01/16 Series 2015 (PSF-GTD) (AAA/Aaa)(b)(c)
19,575,000	1.500	08/01/21	19,590,856
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
2,315,000	5.000	10/01/19	2,470,313
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 A (AA-/NR)(b)(c)
5,000,000	2.000	12/01/18	5,022,550
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2015 B (AA-/Aa2)(b)(c)
8,000,000	2.000	12/01/21	8,116,160
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 B (PSF-GTD) (AAA/Aaa)(b)(c)
9,530,000	2.000	08/01/18	9,607,479
San Antonio Water System RB Refunding Junior Lien Series 2016 C (AA/Aa2)
1,255,000	3.000	05/15/19	1,294,733
Spring Branch Independent School District Schoolhouse GO Bonds RMKT 06/15/17 Series 2013 (PSF-GTD) (AAA/Aaa)(b)(c)
22,095,000	3.000	06/18/19	22,750,117
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
5,000,000	5.000	12/15/17	5,041,500
4,500,000	5.000	12/15/18	4,717,980

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (BBB+/Baa1)
$3,105,000	5.625%	12/15/17	$3,121,519
Texas Municipal Gas Acquisition and Supply Corp. I RB for Gas Supply Senior Lien Series 2006 B (BBB+/Baa1)(d)
995,000	(3 Mo. LIBOR + 0.55%), 1.434	12/15/17	994,841
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,800,000	6.875	12/31/39	8,666,580
Texas Transportation Commission Central Turnpike System RB Refunding Series 2015 A (A-/A3)(b)(c)
5,000,000	5.000	04/01/20	5,423,050
Texas Transportation Commission Highway Improvement GO Bonds Series 2014 (AAA/Aaa)
20,000,000	5.000	04/01/19	21,193,000
2,500,000	5.000	04/01/21	2,822,325
Texas Transportation Commission State Highway Fund First Tier RB Refunding Series 2014 A (AAA/Aaa)
14,625,000	5.000	04/01/18	14,920,133
Texas Transportation Commission State Highway Fund First Tier RB Series 2016 A (AAA/Aaa)
15,250,000	3.000	10/01/21	16,280,595
Texas University System Financing RB Refunding Series 2017 A (AA/Aa2)
1,800,000	5.000	03/15/20	1,968,300
1,800,000	5.000	03/15/21	2,029,176
Texas Water Development Board State Water Implementation Fund RB Series 2015 A (AAA/NR)
2,300,000	4.000	10/15/19	2,437,586
1,305,000	4.000	04/15/20	1,398,947
Travis County GO Bonds for Texas Unlimited Tax Road Series 2016 (AAA/Aaa)
3,265,000	1.500	03/01/20	3,295,201
Victoria Independent School District Unlimited Tax Refunding Bonds Series 2016 (PSF-GTD) (AAA/Aaa)
1,350,000	3.000	02/15/19	1,385,802
2,940,000	3.000	02/15/20	3,064,509
2,175,000	3.000	02/15/21	2,297,126

			530,518,400

Utah – 0.6%
Board of Education of Alpine School District GO Refunding Bonds for Utah SCH BD GTY Program Series 2015 (SCH BD GTY) (AAA/Aaa)
11,550,000	5.000	03/15/19	12,196,107
Board of Education of Alpine School District GO Refunding Bonds for Utah SCH BD GTY Program Series 2017 (SCH BD GTY) (AAA/Aaa)
7,800,000	5.000	03/15/21	8,818,524
7,995,000	5.000	03/15/22	9,273,720
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A/NR)
500,000	5.000	09/01/18	517,300
500,000	5.000	09/01/19	535,395

			31,341,046

Municipal Bonds – (continued)
Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB Refunding for St. Michael’s College Project Series 2012 (BBB+/Baa1)
$1,680,000	4.000%	10/01/17	$1,680,000
Vermont Educational & Health Buildings Financing Agency RB Refunding for The University of Vermont Medical Center Project Series 2016 A (A-/A3)
500,000	3.000	12/01/17	501,525
450,000	4.000	12/01/19	473,629
400,000	4.000	12/01/20	429,084
350,000	5.000	12/01/21	395,000

			3,479,238

Virgin Islands – 0.2%
Virgin Islands Public Finance Authority Grant Anticipation RB for Federal Highway Grant Anticipation Revenue Loan Note Series 2015 (A/NR)(f)
250,000	5.000	09/01/18	255,805
645,000	5.000	09/01/19	676,037
825,000	5.000	09/01/20	880,795
2,015,000	5.000	09/01/21	2,184,804
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (CCC/NR)
4,320,000	2.250	10/01/17	4,320,000
2,085,000	4.000	10/01/22	1,443,863

			9,761,304

Virginia – 2.0%
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (AAA/Aaa)
9,995,000	4.000	10/01/21	11,075,060
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (AAA/Aaa)(a)
8,450,000	5.000	10/01/21	9,695,107
Louisa IDA Pollution Control RB Refunding for Virginia Electric & Power Company Project RMKT 12/01/16 Series 2008 C (BBB+/A2)(b)(c)
8,000,000	1.850	05/16/19	8,060,000
Peninsula Ports Authority of Virginia Coal Terminal RB Refunding for Dominion Terminal Associates Project Series 2003 (BBB/NR)(b)(c)
2,750,000	1.550	10/01/19	2,745,160
Virginia Commonwealth Transportation Board RB for Transportation Capital Projects Series 2012 (AA+/Aa1)
5,000,000	5.000	05/15/19	5,322,400
Virginia Commonwealth Transportation Board RB Refunding for Northern Virginia Transportation District Program Series 2014 A (AA+/Aa1)
8,375,000	5.000	05/15/19	8,915,020
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
20,650,000	5.000	05/15/19	21,981,512
11,680,000	5.000	05/15/20	12,838,890

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Virginia – (continued)
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 08/13/15 Series 2009 A (BBB+/A2)(b)(c)
$6,000,000	2.150%	09/01/20	$6,103,740
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 11/02/15 Series 2010 A (BBB+/A2)(b)(c)
4,500,000	1.875	06/01/20	4,539,105
Virginia State Public Building Authority RB for Public Facilities Series 2009 B (ST APPROP) (AA+/Aa1)(a)
3,005,000	5.000	08/01/19	3,222,682
Virginia State Public Building Authority RB for Public Facilities Series 2011 A (AA+/Aa1)(a)
5,375,000	5.000	08/01/21	6,130,295
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (BBB+/A2)(b)(c)
2,000,000	1.875	05/16/19	2,015,780

			102,644,751

Washington – 0.8%
City of Spokane Washington Water and Wastewater System RB Series 2014 (AA/Aa2)
2,805,000	5.000	12/01/18	2,935,180
Seattle City RB Refunding for Municipal Light & Power Improvement Series 2016 C (AA/Aa2)
10,660,000	5.000	10/01/22	12,482,540
Seattle City RB Refunding for Municipal Light & Power Improvement Series 2017 C (AA/Aa2)
2,310,000	5.000	09/01/20	2,564,585
Washington State COPS for State and Local Agency Real and Personal Property Series 2014 B (NR/Aa2)
3,020,000	5.000	07/01/19	3,220,196
Washington State COPS for State and Local Agency Real and Personal Property Series 2015 B (NR/Aa2)
5,745,000	5.000	01/01/20	6,236,255
Washington State COPS Refunding for State and Local Agency Real and Personal Property Series 2016 A (NR/Aa2)
6,420,000	5.000	07/01/20	7,078,435
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 R-F (AA+/Aa1)
6,770,000	5.000	07/01/19	7,229,683

			41,746,874

West Virginia – 0.2%
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (A-/Baa1)(b)(c)
3,000,000	1.625	10/01/18	3,009,900
Monongalia County Board of Education Public School GO Refunding Bonds Series 2012 (AA-/NR)
1,520,000	5.000	05/01/18	1,554,839
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
1,445,000	5.000	05/01/18	1,470,085
1,565,000	5.000	05/01/19	1,637,037

			7,671,861

Municipal Bonds – (continued)
Wisconsin – 0.2%
Wisconsin State GO Bonds Series 2006 A (AA/Aa1)(a)
$11,030,000	5.000%	05/01/21	$12,489,269

TOTAL INVESTMENTS – 101.7%
(Cost $5,108,036,332)			$5,102,657,265

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%			(83,189,153)

NET ASSETS – 100.0%			$5,019,468,112

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2017.
(c)	Variable Rate Demand Instruments – rate shown is that which is in effect on September 30, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2017.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $47,784,523, which represents approximately 1.0% of net assets as of September 30, 2017 and are unaudited.
(g)	When-issued security.
(h)	Security is currently in default.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CNTY GTD	—County Guaranteed
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
SIFMA	—The Securities Industry and Financial Markets Association
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
U.S.	—United States
USD	—United States Dollar
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund (%)	Counterparty	Termination Date	Notional Amount		Credit Spread on September 30, 2017(b)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 11/01/23	1.000	Bank of America NA	03/20/2023	USD	5,000,000	0.485%	$132,442	$(135,666)	$268,108
California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1.000	JPMorgan Chase Bank NA	03/20/2023	USD	10,000,000	0.485	264,882	(271,333)	536,215
								$(406,999)	$804,323

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2017 (Unaudited)

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,363,333,314, $4,921,906,449 and $5,108,036,332)	$1,387,878,737	$5,115,443,600	$5,102,657,265
Cash	8,230,175	5,355,866	20,148,322
Receivables:
Collateral on certain derivative contracts(a)	17,837,736	57,828,359	—
Interest	16,337,662	69,593,732	43,865,960
Fund shares sold	8,906,241	7,940,411	11,668,288
Reimbursement from investment adviser	39,746	94,259	74,248
Investments sold	—	30,848,833	—
Variation margin on swaps	155,666	—	—
Unrealized gain on swap contracts	107,243	2,427,422	804,323
Other assets	1,192	5,138	5,679
Total assets	1,439,494,398	5,289,537,620	5,179,224,085

Liabilities:
Variation margin on futures	19,903	—	—
Variation margin on swaps	—	919,568	—
Unrealized loss on swap contracts	—	460,644	—
Payables:
Investments purchased on an extended-settlement basis	15,973,274	13,864,174	138,763,002
Fund shares redeemed	1,718,304	12,053,294	7,610,936
Management fees	415,702	2,243,972	1,359,066
Income distribution	380,817	420,943	229,089
Distribution and Service fees and Transfer Agency fees	164,982	284,380	203,336
Upfront payments received on swap contracts	54,266	1,423,290	406,999
Investments purchased	—	—	11,047,500
Collateral on certain derivative contracts(a)	—	660,000	—
Accrued expenses	88,728	116,135	136,045
Total liabilities	18,815,976	32,446,400	159,755,973

Net Assets:
Paid-in capital	1,398,646,081	5,600,968,466	5,012,024,219
Undistributed net investment income	9,537,594	125,040,789	19,886,951
Accumulated net realized loss	(16,485,997)	(686,647,535)	(7,868,314)
Net unrealized gain (loss)	28,980,744	217,729,500	(4,574,744)
NET ASSETS	$1,420,678,422	$5,257,091,220	$5,019,468,112
Net Assets:
Class A	$267,126,075	$237,063,095	$101,653,677
Class C	44,496,304	61,639,772	21,642,074
Institutional	1,000,337,712	4,911,752,612	4,880,674,432
Service	36,448	—	293,893
Investor(b)	108,681,883	46,635,741	15,204,036
Total Net Assets	$1,420,678,422	$5,257,091,220	$5,019,468,112
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	17,010,280	24,779,671	9,613,143
Class C	2,832,390	6,443,186	2,048,903
Institutional	63,715,340	513,290,131	462,201,317
Service	2,310	—	27,831
Investor(b)	6,928,491	4,868,640	1,439,486
Net asset value, offering and redemption price per share:(c)
Class A	$15.70	$9.57	$10.57
Class C	15.71	9.57	10.56
Institutional	15.70	9.57	10.56
Service	15.78	—	10.56
Investor(b)	15.69	9.58	10.56
(a)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Futures	Swaps
Dynamic Municipal Income	$199,430	$17,638,306
High Yield Municipal	—	57,168,359

(b)	Effective August 15, 2017, Class IR changed its name to Investor.
(c)	Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds is $16.31, $10.02 and $10.73, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2017 (Unaudited)

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment income:
Interest	$23,514,658	$121,240,572	$44,152,607

Expenses:
Management fees	2,995,835	12,960,415	8,423,161
Distribution and Service fees(a)	516,405	617,537	250,134
Transfer Agency fees(a)	414,400	1,152,166	1,019,518
Custody, accounting and administrative services	73,751	268,877	252,504
Professional fees	66,565	134,316	80,280
Registration fees	58,925	83,182	91,507
Printing and mailing costs	23,387	35,882	30,750
Trustee fees	10,053	13,541	13,779
Service share fees — Service Plan	45	—	280
Service share fees — Shareholder Administration Plan	45	—	280
Other	17,702	67,931	48,078
Total expenses	4,177,113	15,333,847	10,210,271
Less — expense reductions	(824,473)	(600,760)	(799,700)
Net expenses	3,352,640	14,733,087	9,410,571
NET INVESTMENT INCOME	20,162,018	106,507,485	34,742,036

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	1,814,282	10,478,475	(642,524)
Futures contracts	(477,795)	—	—
Swap contracts	(2,068,898)	(2,333,651)	113,570
Net change in unrealized gain on:
Investments	15,896,376	95,523,901	23,490,769
Futures contracts	160,042	—	—
Swap contracts	2,283,486	1,421,961	98,848
Net realized and unrealized gain	17,607,493	105,090,687	23,060,663
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,769,511	$211,598,171	$57,802,699

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Investor(b)
Dynamic Municipal Income	$301,873	$214,532	$156,972	$27,889	$173,707	$7	$55,825
High Yield Municipal	296,786	320,751	154,327	41,697	928,475	—	27,667
Short Duration Tax-Free	138,628	111,506	72,086	14,496	924,933	45	7,958

(b)	Effective August 15, 2017, Class IR changed its name to Investor.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund
	For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$20,162,018	$31,743,256
Net realized gain (loss)	(732,411)	1,026,212
Net change in unrealized gain (loss)	18,339,904	(18,142,958)
Net increase in net assets resulting from operations	37,769,511	14,626,510

Distributions to shareholders:
From net investment income
Class A Shares	(3,575,594)	(6,721,546)
Class C Shares	(475,841)	(938,714)
Institutional Shares	(14,339,106)	(21,877,860)
Service Shares	(511)	(1,093)
Investor Shares(a)	(1,374,192)	(830,278)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Investor Shares(a)	—	—
Total distributions to shareholders	(19,765,244)	(30,369,491)

From share transactions:
Proceeds from sales of shares	398,088,319	687,374,981
Reinvestment of distributions	17,554,893	26,910,582
Cost of shares redeemed	(114,139,400)	(301,678,135)
Net increase in net assets resulting from share transactions	301,503,812	412,607,428
TOTAL INCREASE	319,508,079	396,864,447

Net assets:
Beginning of period	1,101,170,343	704,305,896
End of period	$1,420,678,422	$1,101,170,343
Undistributed net investment income	$9,537,594	$9,140,820

(a)	Effective August 15, 2017, Class IR changed its name to Investor.
(b)	Net of $61,110 of redemption fees.
(c)	Net of $213,148 of redemption fees.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

High Yield Municipal Fund				Short Duration Tax-Free Fund
For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017		For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017

$106,507,485		$230,710,172		$34,742,036	$63,839,360
8,144,824		24,714,784		(528,954)	(6,978,394)
96,945,862		(59,638,875)		23,589,617	(20,135,274)
211,598,171		195,786,081		57,802,699	36,725,692

(4,579,334)		(11,510,859)		(607,264)	(1,390,674)
(997,548)		(2,727,881)		(77,555)	(171,895)
(95,952,166)		(194,879,728)		(32,180,154)	(57,690,133)
—		—		(1,006)	(2,014)
(873,221)		(1,264,428)		(81,953)	(59,098)

—		—		—	(9,194)
—		—		—	(1,890)
—		—		—	(301,050)
—		—		—	(18)
—		—		—	(253)
(102,402,269)		(210,382,896)		(32,947,932)	(59,626,219)

726,205,355		1,590,375,609		1,175,964,896	2,398,940,664
99,886,412		205,521,625		31,568,744	56,995,237
(306,373,079	)(b)	(1,263,566,782	)(c)	(819,299,432)	(2,329,028,148)
519,718,688		532,330,452		388,234,208	126,907,753
628,914,590		517,733,637		413,088,975	104,007,226

4,628,176,630		4,110,442,993		4,606,379,137	4,502,371,911
$5,257,091,220		$4,628,176,630		$5,019,468,112	$4,606,379,137
$125,040,789		$120,935,573		$19,886,951	$18,092,847

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$15.46	$0.24	$0.23	$0.47	$(0.23)
2017 - C	15.47	0.18	0.23	0.41	(0.17)
2017 - Institutional	15.46	0.26	0.24	0.50	(0.26)
2017 - Service	15.54	0.23	0.23	0.46	(0.22)
2017 - Investor(e)	15.45	0.26	0.23	0.49	(0.25)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	15.69	0.52	(0.25)	0.27	(0.50)
2017 - C	15.69	0.41	(0.25)	0.16	(0.38)
2017 - Institutional	15.68	0.58	(0.25)	0.33	(0.55)
2017 - Service	15.77	0.50	(0.25)	0.25	(0.48)
2017 - Investor(e)	15.67	0.56	(0.24)	0.32	(0.54)
2016 - A	15.81	0.56	(0.14)	0.42	(0.54)
2016 - C	15.82	0.45	(0.16)	0.29	(0.42)
2016 - Institutional	15.81	0.62	(0.16)	0.46	(0.59)
2016 - Service	15.89	0.54	(0.15)	0.39	(0.51)
2016 - Investor(e)	15.79	0.60	(0.15)	0.45	(0.57)
2015 - A	15.45	0.60	0.32	0.92	(0.56)
2015 - C	15.46	0.48	0.32	0.80	(0.44)
2015 - Institutional	15.45	0.65	0.32	0.97	(0.61)
2015 - Service	15.53	0.58	0.32	0.90	(0.54)
2015 - Investor(e)	15.43	0.63	0.33	0.96	(0.60)
2014 - A	16.16	0.61	(0.76)	(0.15)	(0.56)
2014 - C	16.16	0.50	(0.75)	(0.25)	(0.45)
2014 - Institutional	16.16	0.67	(0.76)	(0.09)	(0.62)
2014 - Service	16.24	0.59	(0.76)	(0.17)	(0.54)
2014 - Investor(e)	16.14	0.65	(0.76)	(0.11)	(0.60)
2013 - A	15.73	0.61	0.41	1.02	(0.59)
2013 - C	15.73	0.49	0.40	0.89	(0.46)
2013 - Institutional	15.72	0.66	0.42	1.08	(0.64)
2013 - Service	15.80	0.59	0.41	1.00	(0.56)
2013 - Investor(e)	15.71	0.64	0.41	1.05	(0.62)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$15.70	3.07%	$267,126	0.77	%(d)	0.91	%(d)	3.02	%(d)	4%
15.71	2.69	44,496	1.52	(d)	1.66	(d)	2.28	(d)	4
15.70	3.25	1,000,338	0.43	(d)	0.56	(d)	3.37	(d)	4
15.78	2.99	36	0.93	(d)	1.06	(d)	2.88	(d)	4
15.69	3.21	108,682	0.52	(d)	0.65	(d)	3.27	(d)	4

15.46	1.73	218,699	0.78		0.98		3.34		28
15.47	1.04	42,353	1.53		1.73		2.59		28
15.46	2.13	774,777	0.44		0.64		3.67		28
15.54	1.57	36	0.94		1.14		3.19		28
15.45	2.03	65,306	0.53		0.73		3.57		28
15.69	2.70	177,985	0.78		0.99		3.62		15
15.69	1.86	30,116	1.54		1.75		2.87		15
15.68	2.98	486,485	0.44		0.65		3.96		15
15.77	2.53	36	0.94		1.16		3.46		15
15.67	2.95	9,684	0.53		0.74		3.87		15
15.81	6.00	172,221	0.78		1.01		3.79		14
15.82	5.21	22,182	1.53		1.76		3.04		14
15.81	6.36	393,120	0.44		0.67		4.12		14
15.89	5.79	39	0.94		1.16		3.62		14
15.79	6.27	5,728	0.53		0.76		4.00		14
15.45	(0.83)	160,259	0.79		1.00		3.99		15
15.46	(1.50)	20,131	1.54		1.75		3.24		15
15.45	(0.49)	305,706	0.45		0.66		4.33		15
15.53	(0.98)	37	0.94		1.16		3.83		15
15.43	(0.58)	2,357	0.54		0.75		4.23		15
16.16	6.51	204,892	0.78		0.98		3.78		16
16.16	5.72	27,047	1.53		1.73		3.03		16
16.16	6.93	385,480	0.44		0.64		4.10		16
16.24	6.31	42	0.94		1.15		3.63		16
16.14	6.77	3,544	0.53		0.73		3.97		16

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.35	$0.19	$0.21	$0.40	$(0.18)
2017 - C	9.35	0.16	0.21	0.37	(0.15)
2017 - Institutional	9.36	0.20	0.21	0.41	(0.20)
2017 - Investor(e)	9.37	0.20	0.21	0.41	(0.20)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.36	0.47	(0.06)	0.41	(0.42)
2017 - C	9.36	0.40	(0.06)	0.34	(0.35)
2017 - Institutional	9.36	0.49	(0.04)	0.45	(0.45)
2017 - Investor(e)	9.37	0.50	(0.05)	0.45	(0.45)
2016 - A	9.34	0.46	(0.02)	0.44	(0.42)
2016 - C	9.34	0.39	(0.02)	0.37	(0.35)
2016 - Institutional	9.34	0.48	(0.01)	0.47	(0.45)
2016 - Investor(e)	9.35	0.48	(0.01)	0.47	(0.45)
2015 - A	8.93	0.45	0.38	0.83	(0.42)
2015 - C	8.93	0.38	0.39	0.77	(0.36)
2015 - Institutional	8.93	0.48	0.38	0.86	(0.45)
2015 - Investor(e)	8.93	0.48	0.39	0.87	(0.45)
2014 - A	9.51	0.44	(0.60)	(0.16)	(0.42)
2014 - C	9.51	0.37	(0.59)	(0.22)	(0.36)
2014 - Institutional	9.52	0.47	(0.61)	(0.14)	(0.45)
2014 - Investor(e)	9.51	0.47	(0.61)	(0.14)	(0.44)
2013 - A	8.90	0.43	0.59	1.02	(0.41)
2013 - C	8.90	0.36	0.59	0.95	(0.34)
2013 - Institutional	8.91	0.46	0.59	1.05	(0.44)
2013 - Investor(e)	8.91	0.45	0.58	1.03	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.57	4.34%	$237,063	0.85	%(d)	0.92	%(d)	4.02	%(d)	4%
9.57	3.95	61,640	1.60	(d)	1.67	(d)	3.27	(d)	4
9.57	4.39	4,911,753	0.56	(d)	0.58	(d)	4.30	(d)	4
9.58	4.36	46,636	0.60	(d)	0.67	(d)	4.27	(d)	4

9.35	4.48	234,550	0.85		0.92		4.93		31
9.35	3.70	66,772	1.60		1.67		4.18		31
9.36	4.88	4,284,703	0.56		0.58		5.23		31
9.37	4.81	42,152	0.60		0.67		5.25		31
9.36	4.89	262,193	0.86		0.93		4.98		11
9.36	4.11	73,498	1.62		1.68		4.24		11
9.36	5.19	3,754,010	0.57		0.59		5.25		11
9.37	5.15	20,741	0.61		0.68		5.22		11
9.34	9.47	257,803	0.86		0.93		4.89		14
9.34	8.66	81,018	1.61		1.68		4.14		14
9.34	9.79	3,005,752	0.57		0.59		5.18		14
9.35	9.86	17,265	0.61		0.68		5.13		14
8.93	(1.52)	255,002	0.87		0.93		4.94		25
8.93	(2.25)	75,433	1.62		1.68		4.19		25
8.93	(1.34)	2,584,691	0.58		0.59		5.23		25
8.93	(1.28)	12,703	0.62		0.69		5.31		25
9.51	11.64	347,693	0.86		0.92		4.62		19
9.51	10.82	108,291	1.61		1.67		3.87		19
9.52	11.95	3,425,590	0.57		0.58		4.90		19
9.51	11.79	7,134	0.61		0.67		4.82		19

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$10.52	$0.06	$0.05	$0.11	$(0.06)	$—		$(0.06)
2017 - C	10.51	0.04	0.05	0.09	(0.04)	—		(0.04)
2017 - Institutional	10.50	0.08	0.05	0.13	(0.07)	—		(0.07)
2017 - Service	10.50	0.05	0.06	0.11	(0.05)	—		(0.05)
2017 - Investor(e)	10.51	0.08	0.04	0.12	(0.07)	—		(0.07)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	10.56	0.12	(0.05)	0.07	(0.11)	—	(f)	(0.11)
2017 - C	10.55	0.07	(0.05)	0.02	(0.06)	—	(f)	(0.06)
2017 - Institutional	10.54	0.15	(0.05)	0.10	(0.14)	—	(f)	(0.14)
2017 - Service	10.54	0.10	(0.05)	0.05	(0.09)	—	(f)	(0.09)
2017 - Investor(e)	10.55	0.14	(0.05)	0.09	(0.13)	—	(f)	(0.13)
2016 - A	10.59	0.10	(0.04)	0.06	(0.09)	—	(f)	(0.09)
2016 - C	10.58	0.06	(0.04)	0.02	(0.05)	—	(f)	(0.05)
2016 - Institutional	10.58	0.14	(0.05)	0.09	(0.13)	—	(f)	(0.13)
2016 - Service	10.58	0.09	(0.05)	0.04	(0.08)	—	(f)	(0.08)
2016 - Investor(e)	10.58	0.13	(0.04)	0.09	(0.12)	—	(f)	(0.12)
2015 - A	10.57	0.10	0.01	0.11	(0.09)	—	(f)	(0.09)
2015 - C	10.55	0.05	0.02	0.07	(0.04)	—	(f)	(0.04)
2015 - Institutional	10.55	0.13	0.02	0.15	(0.12)	—	(f)	(0.12)
2015 - Service	10.55	0.08	0.02	0.10	(0.07)	—	(f)	(0.07)
2015 - Investor(e)	10.55	0.12	0.02	0.14	(0.11)	—	(f)	(0.11)
2014 - A	10.69	0.10	(0.12)	(0.02)	(0.09)	(0.01)		(0.10)
2014 - C	10.68	0.06	(0.13)	(0.07)	(0.05)	(0.01)		(0.06)
2014 - Institutional	10.68	0.13	(0.13)	— (f)	(0.12)	(0.01)		(0.13)
2014 - Service	10.67	0.08	(0.12)	(0.04)	(0.07)	(0.01)		(0.08)
2014 - Investor(e)	10.68	0.13	(0.14)	(0.01)	(0.11)	(0.01)		(0.12)
2013 - A	10.62	0.13	0.07	0.20	(0.13)	—		(0.13)
2013 - C	10.62	0.08	0.06	0.14	(0.08)	—		(0.08)
2013 - Institutional	10.61	0.16	0.07	0.23	(0.16)	—		(0.16)
2013 - Service	10.61	0.12	0.05	0.17	(0.11)	—		(0.11)
2013 - Investor(e)	10.61	0.15	0.07	0.22	(0.15)	—		(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.
(f)	Amount is less than $0.005 per share.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.57	1.03%	$101,654	0.69	%(d)	0.76	%(d)	1.16	%(d)	11%
10.56	0.83	21,642	1.09	(d)	1.51	(d)	0.77	(d)	11
10.56	1.28	4,880,674	0.38	(d)	0.41	(d)	1.47	(d)	11
10.56	1.02	294	0.88	(d)	0.92	(d)	0.98	(d)	11
10.56	1.16	15,204	0.43	(d)	0.50	(d)	1.42	(d)	11

10.52	0.63	124,586	0.70		0.76		1.09		40
10.51	0.23	23,220	1.10		1.51		0.69		40
10.50	0.94	4,448,309	0.39		0.42		1.41		40
10.50	0.44	263	0.89		0.92		0.91		40
10.51	0.88	10,002	0.45		0.51		1.37		40
10.56	0.62	147,949	0.73		0.76		0.98		24
10.55	0.22	33,787	1.13		1.51		0.58		24
10.54	0.86	4,316,949	0.39		0.42		1.32		24
10.54	0.36	161	0.89		0.92		0.82		24
10.55	0.87	3,526	0.48		0.51		1.23		24
10.59	1.01	189,890	0.73		0.76		0.90		24
10.58	0.71	35,443	1.13		1.51		0.50		24
10.58	1.45	4,100,431	0.39		0.41		1.23		24
10.58	0.96	60	0.89		0.92		0.76		24
10.58	1.36	3,661	0.48		0.51		1.16		24
10.57	(0.24)	231,329	0.73		0.76		0.93		17
10.55	(0.73)	43,189	1.13		1.51		0.53		17
10.55	0.01	3,745,916	0.39		0.42		1.27		17
10.55	(0.40)	306	0.89		0.92		0.79		17
10.55	(0.08)	9,554	0.48		0.51		1.19		17
10.69	1.85	327,845	0.73		0.76		1.26		28
10.68	1.35	57,257	1.13		1.50		0.79		28
10.68	2.20	4,266,884	0.39		0.42		1.48		28
10.67	1.60	1,320	0.89		0.92		1.15		28
10.68	2.11	18,362	0.48		0.50		1.41		28

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Municipal Income, Short Duration Tax-Free	A, C, Institutional, Service and Investor(a)	Diversified
High Yield Municipal	A, C, Institutional and Investor(a)	Diversified

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Investor Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

103

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in United States (“U.S.”) or foreign markets; market

105

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2017:

DYNAMIC MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$1,387,878,737	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$107,243	$—
Futures Contracts	139,111	—	—
Interest Rate Swap Contracts	—	4,188,967	—
Total	$139,111	$4,296,210	$—

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$5,115,443,600	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$2,427,422	$—
Interest Rate Swap Contracts	—	22,225,571	—
Total	$—	$24,652,993	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(460,644)	$—

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$5,102,657,265	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$804,323	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$107,243		—	$—
Interest Rate	Variation margin on certain derivative contracts	4,328,078	(a)	—	—
Total		$4,435,321			$—

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$2,427,422		Payable for unrealized loss on swap contracts	$(460,644	)(b)
Interest Rate	Variation margin on certain derivative contracts	22,225,571	(a)	—	—
Total		$24,652,993			$(460,644)

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$804,323		—	$—

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of September 30, 2017 is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

107

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$15,197	$13,180	2
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contract and swap contracts	(2,561,890)	2,430,348	52
Total		$(2,546,693)	$2,443,528	54

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$544,792	$1,084,261	7
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,878,443)	337,700	2
Total		$(2,333,651)	$1,421,961	9

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$113,570	$98,848	2

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2017.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Municipal Income	0.40%	0.36%	0.34%	0.34%	0.33%	0.48%	0.39	%(1)(2)
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.52	0.52
Short Duration Tax-Free	0.39	0.35	0.33	0.33	0.32	0.35	0.34	(2)(3)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least July 28, 2018, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.
(2)	Effective July 28, 2017, GSAM reduced the contractual management fee across all breakpoints for Dynamic Municipal Income Fund and Short Duration Tax-Free Fund. Prior to July 28, 2017, the Effective Net Management Rates were 0.40% and 0.35%, respectively.
(3)	GSAM agreed to waive a portion of its management fee in order to achieve a net management fee rate of 0.35% of the average daily net assets of the Fund until July 29, 2017. This waiver terminated on July 29, 2017.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Service
Distribution Plan	0.25%	0.75%	—%
Service Plan	—	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2017, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 28, 2018. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2017, Goldman Sachs advised that it retained front end sales charges of $12,675, $10,126 and $1,564 for the

109

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C and Investor Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the High Yield Municipal and Short Duration Tax-Free Funds, respectively. This arrangement will remain in effect through at least July 28, 2018, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the

Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds is 0.004%. These Other Expense limitations will remain in place through at least July 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class C Distribution and Service Fee	Transfer Agency Fee		Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Dynamic Municipal Income	$595,799	$—	$—		$225,603	$3,071	$824,473
High Yield Municipal	—	—	86,038	(a)	503,986	10,736	600,760
Short Duration Tax-Free	300,834	39,027	29,090	(a)	421,490	9,259	799,700

(a)	Applicable to Class A, C and Investor Shares.

G. Line of Credit Facility — As of September 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2017, the Funds did not have any borrowings under the facility.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — As of September 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 10% of the Service Class Shares of the Dynamic Municipal Income Fund.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2017, there were no purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2017, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Municipal Income	$—	$316,926,676	$—	$51,511,303
High Yield Municipal	—	750,725,352	—	213,877,383
Short Duration Tax-Free	49,916,263	918,031,576	50,065,846	462,475,616

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2017, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Capital loss carryforwards:
Expiring 2018(1)	$(11,494,807)	$(431,157,569)	$—
Expiring 2019(1)	(704,599)	(11,866,582)	—
Perpetual Short-term	(3,575,092)	(103,612,649)	—
Perpetual Long-term	—	(136,308,708)	—
Total capital loss carryforwards	$(15,774,498)	$(682,945,508)	$—
Timing differences (Qualified Late Year Loss Deferral, Defaulted Bond Income and Distribution Payable)	$(385,877)	$(1,742,976)	$(7,546,326)

(1)	Expiration occurs on March 31 of the year indicated.

As of September 30, 2017, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Tax cost	$1,361,880,321	$4,899,550,897	$5,090,683,180
Gross unrealized gain	63,786,877	457,710,985	81,209,238
Gross unrealized loss	(41,438,457)	(244,992,902)	(68,837,829)
Net unrealized gain (loss)	$22,348,420	$212,718,083	$12,371,409

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

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8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,993,666	$78,052,275	6,872,998	$107,860,167
Reinvestment of distributions	203,426	3,182,169	385,810	6,051,521
Shares redeemed	(2,328,739)	(36,389,336)	(4,461,562)	(69,311,835)
	2,868,353	44,845,108	2,797,246	44,599,853
Class C Shares
Shares sold	451,395	7,062,676	1,310,890	20,660,621
Reinvestment of distributions	25,882	405,012	50,080	785,361
Shares redeemed	(382,529)	(5,978,242)	(542,263)	(8,472,434)
	94,748	1,489,446	818,707	12,973,548
Institutional Shares
Shares sold	16,974,470	265,667,027	31,710,596	495,175,716
Reinvestment of distributions	805,072	12,593,450	1,228,194	19,243,175
Shares redeemed	(4,175,097)	(65,244,385)	(13,844,781)	(215,197,001)
	13,604,445	213,016,092	19,094,009	299,221,890
Service Shares
Reinvestment of distributions	14	226	30	478
Shares redeemed	—	—	—	(6)
	14	226	30	472
Investor Shares(a)
Shares sold	3,030,972	47,306,341	4,116,665	63,678,477
Reinvestment of distributions	87,886	1,374,036	53,340	830,047
Shares redeemed	(417,878)	(6,527,437)	(560,587)	(8,696,859)
	2,700,980	42,152,940	3,609,418	55,811,665
NET INCREASE	19,268,540	$301,503,812	26,319,410	$412,607,428

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Municipal Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,703,226	$16,170,869	3,763,874	$35,397,906
Reinvestment of distributions	434,206	4,130,175	1,092,481	10,321,390
Shares redeemed	(2,433,134)	(23,132,865)	(7,789,348)	(72,782,918)
	(295,702)	(2,831,821)	(2,932,993)	(27,063,622)
Class C Shares
Shares sold	309,627	2,938,039	903,874	8,619,231
Reinvestment of distributions	85,523	813,434	224,431	2,119,997
Shares redeemed	(1,090,622)	(10,361,984)	(1,841,287)	(17,267,725)
	(695,472)	(6,610,511)	(712,982)	(6,528,497)
Institutional Shares
Shares sold	73,292,935	696,328,951	162,400,568	1,522,008,228
Reinvestment of distributions	9,886,405	94,069,717	20,301,816	191,816,554
Shares redeemed	(27,846,205)	(264,786,733)	(125,700,317)	(1,169,120,154)
	55,333,135	525,611,935	57,002,067	544,704,628
Investor Shares(a)
Shares sold	1,129,151	10,767,496	2,618,781	24,350,244
Reinvestment of distributions	91,675	873,086	134,000	1,263,684
Shares redeemed	(853,014)	(8,091,497)	(465,898)	(4,395,985)
	367,812	3,549,085	2,286,883	21,217,943
NET INCREASE	54,709,773	$519,718,688	55,642,975	$532,330,452

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	960,433	$10,140,470	3,104,726	$32,784,249
Reinvestment of distributions	44,442	469,369	107,739	1,136,819
Shares redeemed	(3,237,900)	(34,189,863)	(5,378,469)	(56,633,882)
	(2,233,025)	(23,580,024)	(2,166,004)	(22,712,814)
Class C Shares
Shares sold	132,387	1,398,434	303,581	3,198,288
Reinvestment of distributions	5,371	56,672	11,574	121,984
Shares redeemed	(299,061)	(3,155,160)	(1,308,227)	(13,757,315)
	(161,303)	(1,700,054)	(993,072)	(10,437,043)
Institutional Shares
Shares sold	109,501,410	1,155,457,733	223,462,919	2,354,031,726
Reinvestment of distributions	2,934,553	30,960,025	5,285,410	55,676,089
Shares redeemed	(73,773,294)	(778,081,536)	(214,618,744)	(2,256,247,980)
	38,662,669	408,336,222	14,129,585	153,459,835
Service Shares
Shares sold	12,299	130,000	10,621	112,155
Reinvestment of distributions	69	729	115	1,211
Shares redeemed	(9,558)	(100,647)	(1,001)	(10,490)
	2,810	30,082	9,735	102,876
Investor Shares(a)
Shares sold	837,700	8,838,259	838,460	8,814,246
Reinvestment of distributions	7,765	81,949	5,614	59,134
Shares redeemed	(357,897)	(3,772,226)	(226,457)	(2,378,481)
	487,568	5,147,982	617,617	6,494,899
NET INCREASE	36,758,719	$388,234,208	11,597,861	$126,907,753

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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Fund Expenses — Six Month Period Ended September 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Investor Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional and Investor Shares, if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service and Investor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017, which represents a period of 183 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 4/01/17	Ending Account Value 9/30/17		Expenses Paid for the 6 Months Ended 9/30/17*	Beginning Account Value 4/01/17	Ending Account Value 9/30/17		Expenses Paid for the 6 Months Ended 9/30/17*	Beginning Account Value 4/01/17	Ending Account Value 9/30/17		Expenses Paid for the 6 Months Ended 9/30/17*
Class A
Actual	$1,000	$1,030.70		$3.92	$1,000	$1,043.40		$4.35	$1,000	$1,010.30		$3.48
Hypothetical 5% return	1,000	1,021.21	+	3.90	1,000	1,020.81	+	4.31	1,000	1,021.61	+	3.50
Class C
Actual	1,000	1,026.90		7.72	1,000	1,039.50		8.18	1,000	1,008.30		5.49
Hypothetical 5% return	1,000	1,017.45	+	7.69	1,000	1,017.05	+	8.09	1,000	1,019.60	+	5.52
Institutional
Actual	1,000	1,032.50		2.19	1,000	1,043.90		2.87	1,000	1,012.80		1.92
Hypothetical 5% return	1,000	1,022.91	+	2.18	1,000	1,022.26	+	2.84	1,000	1,023.16	+	1.93
Service
Actual	1,000	1,029.90		4.73	N/A	N/A		N/A	1,000	1,010.20		4.43
Hypothetical 5% return	1,000	1,020.41	+	4.71	N/A	N/A		N/A	1,000	1,020.66	+	4.46
Investor(a)
Actual	1,000	1,032.10		2.65	1,000	1,043.60		3.07	1,000	1,011.60		2.17
Hypothetical 5% return	1,000	1,022.46	+	2.64	1,000	1,022.06	+	3.04	1,000	1,022.91	+	2.18

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor(a)
Dynamic Municipal Income	0.77%	1.52%	0.43%	0.93%	0.52%
High Yield Municipal	0.85	1.60	0.56	N/A	0.60
Short Duration Tax-Free	0.69	1.09	0.38	0.88	0.43

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Effective August 15, 2017, Class IR changed its name to Investor.

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Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, and Goldman Sachs Short Duration Tax-Free Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

“Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

119

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

120

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Dynamic Municipal Income Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. They noted that the High Yield Municipal Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2017. The Trustees noted that the Short Duration Tax-Free Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and

121

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Dynamic Municipal Income and Short Duration Tax-Free Funds, the Trustees noted that the management fee breakpoint schedules were being reduced at certain asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Dynamic Municipal Income Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

122

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
First $1 billion	0.55%	0.55%	0.40%
Next $1 billion	0.50	0.55	0.36
Next $3 billion	0.48	0.50	0.34
Next $3 billion	0.47	0.48	0.33
Over $8 billion	0.46	0.47	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Dynamic Municipal Income and Short Duration Tax-Free Funds) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Short Duration Tax-Free Fund’s Class C Shares and a portion of the transfer agency fees paid by the High Yield Municipal and Short Duration Tax-Free Funds’ Class A, Class C, and Investor Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the High Yield Municipal and Short Duration Tax-Free Funds, which each had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

123

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2018.

124

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
∎	MLP & Energy Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds. © 2017 Goldman Sachs. All rights reserved. 110677-OTU-651527 TFFISAR-17/17K

Goldman Sachs Funds

Semi-Annual Report	September 30, 2017

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Short Duration Government
Short Duration Income
Short-Term Conservative Income

Goldman Sachs Short Duration and Government Fixed Income Funds

∎	ENHANCED INCOME

∎	GOVERNMENT INCOME

∎	HIGH QUALITY FLOATING RATE

∎	INFLATION PROTECTED SECURITIES

∎	SHORT DURATION GOVERNMENT

∎	SHORT DURATION INCOME

∎	SHORT-TERM CONSERVATIVE INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Short Duration and Government Fixed Income Funds

Market Review

During the six months ended September 30, 2017 (the “Reporting Period”), the performance of the global fixed income markets was primarily driven by geopolitical events, improving economic growth around the world and changing market expectations about central monetary policy.

When the Reporting Period began with the second quarter of 2017, spread, or non-government bond, sectors generally recorded positive returns, though with mixed results relative to U.S. Treasury securities. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Federal Reserve (“Fed”) monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the European Central Bank (“ECB”) provided an optimistic assessment of the risks to growth, but revised downward its medium-term inflation forecasts. The ECB, Bank of Japan (“BoJ”) and Bank of England (“BoE”) left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 and the fourth time in a decade at its June 2017 policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. (Hawkish suggests higher interest rates; opposite of dovish.) Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada (“BoC”). During the second quarter of 2017, the U.S. dollar weakened versus many global currencies.

During the third quarter of 2017, spread sectors broadly advanced, outperforming U.S. Treasury securities. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) This prompted a hawkish market reaction, with the U.S. dollar appreciating and yields on U.S. government bonds rising. However, the U.S. Treasury yield curve, or spectrum of maturities, only steepened modestly due to geopolitical uncertainty and mixed U.S. economic data, including weak inflation readings. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens.) The central banks of other developed countries also set the stage for less accommodative monetary policy. The BoE noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the BoC surprised the markets with two consecutive rate hikes. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, also drove the British pound higher versus the U.S. dollar. (Brexit refers to the U.K.’s efforts to exit the European Union.) Overall, the U.S. dollar continued to weaken relative to many global currencies during the third calendar quarter.

For the Reporting Period as a whole, spread sectors outperformed U.S. Treasury securities, led by high yield corporate bonds, sovereign emerging markets debt and investment grade

2

MARKET REVIEW

corporate bonds. Commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities also outperformed U.S. Treasuries, albeit to a lesser extent. The U.S. Treasury yield curve flattened slightly during the Reporting Period, as yields on shorter-term maturities generally rose and yields on intermediate- and longer-term maturities fell. The yield on the bellwether 10-year U.S. Treasury declined approximately seven basis points (a basis point is 1/100th of one percent) to end the Reporting Period at 2.33%. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we believed global economic growth remained strong, with broad-based expansion in all corners of the world. Business investment appeared to be improving, in our view, with the drag from commodity-oriented countries fading and global trade buoyant despite protectionist rhetoric following the 2016 U.S. elections. We also note that forward-looking activity indicators, including purchasing managers’ surveys, pointed to further momentum, particularly within developed markets.

Regarding the U.S., we believe economic growth is supported by a healthy labor market and robust consumption as well as by revived proposals for fiscal stimulus toward the end of the Reporting Period. In the Eurozone, economic growth surprised to the upside, driven by consumption and trade, though we expect some moderation in the near term due to the strength of the euro. In the longer term, we expect spillover effects from Brexit. However, during the Reporting Period, the supportive global economic growth environment boosted trade and appeared to be cushioning the impact of Brexit negotiations on both the U.K. and the European Union. In Japan, economic growth surprised to the upside and consumer sentiment remained healthy despite stagnant wage growth. As for China, we expect an ongoing focus on deleveraging but think there will be little tolerance if the country’s Gross Domestic Product drops below 6.4% given policymakers’ commitment to doubling incomes and growth from their 2010 levels by the year 2020.

The expansion in global economic growth during the Reporting Period had not yet been reflected in inflation data, which remained below central bank targets in key markets. In our opinion, low inflation has been due in part to structural trends, such as increased migration, lower productivity and lower inflation expectations. We expect inflation to gradually trend higher should labor markets tighten further and output gaps diminish. (The output gap is an economic measure of the difference between the actual output of an economy and its potential output.)

As for central bank policy, the job-rich recovery has resulted in a shift in tone. In our view, the Fed’s plans to normalize its balance sheet marks the beginning of an era of less monetary accommodation. Also, by the end of 2017, we expect the ECB to communicate its plans to reduce asset purchases through its quantitative easing program with tapered purchases likely to continue, we believe, through 2018. In the U.K., we see scope for a BoE rate hike in November 2017 given policymakers’ recent communications. Meanwhile, the BoC has commenced a rate hiking cycle, though we expect the trajectory for its future rate hikes to be shallower than in the U.S.

Overall, at the end of the Reporting Period, we believed the macro backdrop of solid economic growth, subdued inflation and contained volatility was supportive for riskier asset classes. We saw opportunities in high-yielding emerging market currencies versus the U.S. dollar. That

3

MARKET REVIEW

said, proposed U.S. tax reform could be inflationary and require more monetary tightening than currently expected. This would likely be supportive for the U.S. dollar, particularly if we see more hawkish leadership at the Fed.

Among spread sectors, we remained cautious about corporate bonds at the end of the Reporting Period, given that the U.S. is in the late stage of the credit cycle and because of extended valuations, in our view. When the Reporting Period concluded, corporate credit spreads (yield differentials versus duration-equivalent U.S. Treasury securities) were near historically tight levels. We think this makes corporate credit vulnerable to a sharp pickup in volatility, which could arise from several catalysts, including an unwinding of global central bank quantitative easing programs, an inflation surprise that leads to a more hawkish monetary policy outlook than the market had previously priced in, increasing geopolitical tensions and/or missteps by central bank policymakers, particularly in China. Overall, at the end of the Reporting Period, we continued to see value in Federal Family Education Loan Program (“FFELP”) student loan asset backed securities, which we believe offer attractive yields along with strong credit protection. We also had a positive view of collateralized loan obligations and residential mortgage-backed securities. Within residential mortgage-backed securities, we favored legacy non-agency mortgage backed securities (in general, those issued before the 2008-2009 financial crisis), which should continue to benefit, in our opinion, from low supply and improving collateral performance.

4

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration, Investor and Class R6 Shares generated cumulative total returns, without sales charges, of 0.55%, 0.72%, 0.59%, 0.67% and 0.73%, respectively. These returns compare to the 0.47% cumulative total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (“BofA ML Six-Month U.S. Treasury Bill Index”) and 50% of the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (“BofA ML One-Year U.S. Treasury Note Index”), which generated cumulative total returns of 0.55% and 0.39%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection amongst short-dated corporate bonds, U.S. Treasuries and securitized bonds boosted results, while selection amongst high quality corporate securities detracted from the Fund performance.

Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/ or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies overall contributed most positively to the Fund’s relative results during the Reporting Period, especially individual selection of short-dated investment grade industrial and financial corporate bonds. Within the government/swaps sector, our selection of short-dated U.S. Treasury swaps proved particularly effective. Within the securitized sector, selection of asset-backed securities added the most value. These gains were slightly offset by selection of higher quality corporate bonds and Treasury inflation protected securities (“TIPS”), which detracted.

Overall, our cross-sector strategy also contributed positively to the Fund’s results during the Reporting Period due mostly to the Fund’s exposure to corporate bonds and asset-backed securities. Investment grade corporate bonds strengthened during the Reporting Period with spreads, or yield differentials to U.S. Treasuries, tightening on improving U.S. economic data and rising consumer confidence. These gains were slightly offset by the Fund’s exposure to U.S. Treasury swaps, which detracted. The government/swaps selection strategy is primarily implemented via interest rate swaps and/or futures.

5

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from Fund performance during the Reporting Period, largely due to tactical U.S. duration positioning. During the Reporting Period, U.S. Treasury yields pushed higher at the front, or short-term, end of the yield curve in response to interest rate hikes by the Federal Reserve (the “Fed”). However, the intermediate and long- term ends of the U.S. Treasury yield curve rallied, or moved lower, on political uncertainty, increased geopolitical risks and fewer positive economic surprises. In particular, soft inflation data throughout 2017 year-to-date weighed on market expectations for further interest rate hikes by the Fed. While we recognized recent weakness in inflation, we maintained the Fund’s underweight U.S. duration position relative to that of the Enhanced Income Composite given our expectations that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S. We also expected inflation to rebound from recent weakness should wage growth begin to emerge.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The use of derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to asset-backed securities and investment grade corporate bonds, as measured by contribution to duration, decreased during the Reporting Period. A corresponding increase in allocation was concentrated in agency debentures. Additionally, while the Fund’s overall duration positioning remained the same through the Reporting Period, we did make adjustments in weightings along the U.S. Treasury yield curve as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2017?

A	While the Fund’s benchmark is based on U.S. Treasuries, the Fund continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably investment grade corporate bonds, asset-backed securities and quasi-government securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. The Fund also had a significant position in cash at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the Enhanced Income Composite at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy toward the end of 2017 and into 2018 should economic growth continue to improve.

6

FUND BASICS

Enhanced Income Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Enhanced Income Composite[2]	BofA ML Six-Month U.S. Treasury Bill Index[3]	BofA ML One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	0.55%	0.47%	0.55%	0.39%	0.97%	0.96%
Institutional	0.72	0.47	0.55	0.39	1.32	1.31
Administration	0.59	0.47	0.55	0.39	1.07	1.06
Investor	0.67	0.47	0.55	0.39	1.23	1.22
Class R6	0.73	0.47	0.55	0.39	1.27	1.31

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Enhanced Income Composite is an equal weight blend of the BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index.

[3]	The BofA ML Six-Month U.S. Treasury Bill Index measures the performance of Treasury Bill with time to maturity of less than 6 months. The BofA ML One-Year U.S. Treasury Note Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year. The BofA ML Six-Month U.S. Treasury Bill Index and BofA ML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.37%	0.06%	0.75%	1.87%	8/2/00
Institutional	1.45	0.71	1.25	2.32	8/2/00
Administration	1.20	0.44	1.01	2.08	8/2/00
Investor	1.36	0.60	N/A	0.60	7/30/10
Class R6	1.47	N/A	N/A	1.31	7/31/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Administration Shares, Investor Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.70%
Institutional	0.35	0.36
Administration	0.60	0.61
Investor	0.44	0.45
Class R6	0.34	0.35

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

8

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 1.35%, 0.97%, 1.45%, 1.27%, 1.47%, 1.22% and 1.53%, respectively. These returns compare to the 1.68% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration strategy detracted from the Fund’s performance during the Reporting Period. The duration strategy is typically implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection overall also contributed positively, although selection amongst mortgage-backed securities detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Within our cross-sector strategy, the Fund’s underweight exposure to agency mortgage-backed securities relative to the Bloomberg Barclays Index detracted from performance, especially in September 2017. Strong demand for agency mortgage-backed securities boosted the sector, as spreads, or yield differentials to U.S. Treasuries, tightened into the end of the third calendar quarter. Fund results were also dampened by having an exposure to Treasury inflation protected securities (“TIPS”), which posted weak performance overall, driven by disappointing U.S. inflation data. On the positive side, an overweight to asset-backed securities added value. A tactical allocation to agency debentures, and selection of individual bonds within the sector, further aided the Fund’s performance.

Individual issue selection among mortgage-backed securities detracted most from the Fund’s relative results, especially among agency mortgage-backed securities. An emphasis on higher coupon agency mortgage-backed securities hurt amid an environment of lower mortgage rates, a flatter yield curve and subdued interest rate volatility. (A flatter yield curve is one in which the yield differential between shorter-term and longer-term maturities narrows.) Partially offsetting this detractor was individual issue selection of Federal Family Education Loan Program (“FFELP”) asset-backed securities, which contributed positively.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration positioning modestly detracted from the Fund’s relative results during the Reporting Period. The Fund maintained a shorter duration than that of the Bloomberg Barclays Index through most of the Reporting Period due to strong labor market data coupled with our anticipation of tightening action from the Federal Reserve (the “Fed”). We even shifted to a more significantly shorter duration relative to that of the Bloomberg Barclays Index

10

PORTFOLIO RESULTS

toward the end of the Reporting Period in anticipation of further interest rate increases by the Fed amidst improving macroeconomic data in the U.S.

The Fund’s yield curve positioning contributed positively, albeit modestly, to the Fund’s relative results during the Reporting Period. The U.S. Treasury yield curve flattened during the Reporting Period, as yields at the short-term end of the curve, or spectrum of maturities, rose in response to Fed policy tightening. However, yields on 10-year U.S. Treasuries declined. Low yields on government bonds in developed markets outside of the U.S., as well as heightened geopolitical tensions, helped keep longer U.S. Treasury yields anchored overall.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and bond exchange traded futures contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright duration and term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility. The Fund used forward contracts to help manage duration. Derivatives generally dampened relative performance during the Reporting Period.

Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We moved to a greater underweight in the Fund’s allocation to agency mortgage-backed securities, as we expected spreads to widen in response to both the impending tapering of agency mortgage-backed securities reinvestments by the Fed and increased interest rate volatility. Conversely, we gradually increased the Fund’s overweight relative to the Bloomberg Barclays Index in asset-backed securities, particularly FFELP asset-backed securities, as we favored what we saw as their strong credit protection and attractive spreads. Additionally, as mentioned earlier, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2017?

A	At the end of September 2017, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in asset-backed securities and in quasi-government securities such as agency debentures. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasury securities and in residential mortgage-backed securities, specifically pass-through mortgage-backed securities. The Fund had a rather neutral exposure to commercial mortgage-backed securities and also had an exposure to TIPS, which are not a component of the Bloomberg Barclays Index. The Fund had a shorter duration than that of the Bloomberg Barclays Index at the end of the Reporting Period.

11

FUND BASICS

Government Income Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Barclays Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.35%	1.68%	0.76%	0.64%
Class C	0.97	1.68	0.05	-0.08
Institutional	1.45	1.68	1.13	1.00
Service	1.27	1.68	0.63	0.50
Investor	1.47	1.68	1.04	0.91
Class R	1.22	1.68	0.54	0.41
Class R6	1.53	1.68	1.14	1.01

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Bloomberg Barclays Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.75%	0.12%	2.72%	4.59%	2/10/93
Class C	-2.75	0.15	2.35	3.51	8/15/97
Institutional	-0.77	1.22	3.45	4.66	8/15/97
Service	-1.20	0.73	2.94	4.14	8/15/97
Investor	-0.79	1.14	N/A	3.12	11/30/07
Class R	-1.35	0.63	N/A	2.63	11/30/07
Class R6	-0.75	N/A	N/A	1.58	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Investor Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.92%	1.06%
Class C	1.67	1.81
Institutional	0.58	0.72
Service	1.08	1.22
Investor	0.67	0.81
Class R	1.17	1.31
Class R6	0.56	0.70

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

13

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

14

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service, Investor and Class R6 Shares generated cumulative total returns, without sales charges, of 0.64%, 0.81%, 0.44%, 0.77% and 0.70%, respectively. These returns compare to the 0.47% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (“BofA ML Three-Month U.S. Treasury Bill Index”).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection overall added value. Within our top-down strategies, our cross-sector strategy contributed most positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted, albeit only modestly, from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/ or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, especially exposure to agency mortgage-backed securities. Agency mortgage-backed securities significantly outperformed duration-neutral U.S. Treasuries, especially during the third calendar quarter, due to multi-decade low volatility coupled with 10-year U.S. Treasury yields selling off substantially. Strong demand, specifically from mortgage real estate investment trusts (“REITs”), also helped the mortgage-backed securities sector, as spreads, or yield differentials to U.S. Treasuries, tightened. The Fund’s exposure to collateralized loan obligations (“CLOs”) and asset-backed securities also proved beneficial to relative results during the Reporting Period. These gains were slightly offset by the Fund’s exposure to U.S. Treasury swaps, which detracted.

Overall, individual security selection contributed positively to the Fund’s relative results. Individual issue selection of U.S. Treasuries within the government/swaps sector was additive to relative results during the Reporting Period, while selection of Treasury inflation protected securities (“TIPS”) detracted. Within the securitized sector, selection of asset-backed securities added value, while selection of CLOs detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted, albeit only modestly, from its results during the Reporting Period. During the Reporting Period, U.S. Treasury yields pushed higher at the front, or short-term, end of the yield curve in response to interest rate hikes

15

PORTFOLIO RESULTS

by the Federal Reserve (the “Fed”). However, the intermediate and long-term ends of the U.S. Treasury yield curve rallied, or moved lower, on political uncertainty, increased geopolitical risks and fewer positive economic surprises. In particular, soft inflation data throughout 2017 year-to-date weighed on market expectations for further interest rate hikes by the Fed. While we recognized recent weakness in inflation, we maintained the Fund’s underweight U.S. duration position relative to that of the BofA ML Three-Month U.S. Treasury Bill Index given our expectations that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S. We also expected inflation to rebound from recent weakness should wage growth begin to emerge.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures, as well as interest rate swaps and options, during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to asset-backed securities and agency collateralized mortgage obligations increased during the Reporting Period. There was a corresponding decrease in exposure to cash. As measured by contribution to duration, the Fund’s allocation to government securities decreased. Additionally, while the Fund’s overall duration positioning remained the same through the Reporting Period, we did make adjustments in weightings along the U.S. Treasury yield curve as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2017?

A	While the Fund’s benchmark is based on U.S. Treasuries, the Fund held a significant portion of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofA ML Three-Month U.S. Treasury Bill Index at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy toward the end of 2017 and into 2018 should economic growth continue to improve.

16

FUND BASICS

High Quality Floating Rate Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	BofA ML Three-Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.64%	0.47%	1.09%	1.05%
Institutional	0.81	0.47	1.45	1.40
Service	0.44	0.47	0.95	0.91
Investor	0.77	0.47	1.36	1.31
Class R6	0.70	0.47	1.37	1.45

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.08%	0.00%	0.32%	2.52%	5/15/95
Institutional	1.81	0.57	0.79	3.21	7/17/91
Service	1.30	0.11	0.32	2.13	3/27/97
Investor	1.71	0.45	N/A	0.63	11/30/07
Class R6	1.82	N/A	N/A	1.14	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Service Shares, Investor Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.71%	0.81%
Institutional	0.37	0.47
Service	0.87	0.97
Investor	0.45	0.55
Class R6	0.35	0.44

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

18

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 0.20%, -0.16%, 0.36%, 0.32%, 0.12% and 0.37%, respectively. These returns compare to the 0.46% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Bloomberg Barclays U.S. TIPS Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration strategy detracted most from its results during the Reporting Period. The duration strategy for the Fund is primarily implemented via interest rate swaps and/ or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning, which indicates the spectrum of maturities within a particular sector, also detracted from Fund performance during the Reporting Period.

Bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period.

The Fund’s cross-sector strategy also contributed positively, albeit modestly, to its results during the Reporting Period.

The cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Positioning across the U.S. government securities yield curve detracted from the Fund’s performance during the Reporting Period, attributable primarily to the second quarter of 2017. Tactical positioning across the U.S. government securities yield curve actually added value during the third quarter of 2017.

Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period. Particularly beneficial to relative results was the Fund’s tactical emphasis on TIPS with maturities of less than seven years. These gains were only somewhat offset by an underweight to longer-dated TIPS, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration strategy detracted from its relative results during the Reporting Period. During the second quarter of 2017, the Fund’s shorter duration than that of the Bloomberg Barclays U.S. TIPS Index hurt, as longer-term U.S. rates rallied, mainly in April 2017, on the back of receding inflation expectations in spite of positive economic data. However, the Fund’s shorter duration stance modestly

19

PORTFOLIO RESULTS

aided performance in the third calendar quarter, specifically in September 2017 when longer-term U.S. rates moved higher. We maintained the Fund’s duration position at the end of the Reporting Period, as we expected one further interest rate hike by the Federal Reserve (the “Fed”) before calendar year-end.

As mentioned earlier, tactical positioning along the yield curve also detracted from the Fund’s results for the Reporting Period overall.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration positioning within the Fund. Interest rate swaps and options were similarly used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Inflation-linked swaps were used to help grant us greater precision and versatility in the management of active strategies.

The use of derivatives to manage interest rate risk and to express views on the yield curve detracted from performance. The use of inflation-linked swaps — from a bottom-up security selection perspective — contributed positively to performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. We also modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. However, there were no significant changes in the Fund’s weightings or positioning during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2017?

A	At the end of September 2017, the Fund had most of its total assets invested in TIPS, with the remainder in cash. Within the Fund’s TIPS allocation, we maintained an overweight to the short, i.e. seven years and less, end of the TIPS rate curve and an underweight to TIPS with a maturity of greater than seven years. The Fund had a shorter duration than that of the Bloomberg Barclays U.S. TIPS Index at the end of the Reporting Period due to strong labor market data coupled with our expectations for further tightening action from the Fed toward the end of 2017 and into 2018.

At the end of the Reporting Period, global economic growth expansion had not yet translated to inflation, which remained below central bank targets in key markets, including the U.S. That said, we expect inflation to gradually trend higher should labor markets continue to grind tighter and output gaps move further into positive territory. (The output gap is an economic measure of the difference between the actual output of an economy and its potential output.) Potential headwinds may come from execution risk on the part of the current Administration regarding tax reform, trade policy and healthcare reform and the potentially consequential effects of such on monetary policies.

Going forward, we intend to continue to closely monitor macro developments both domestically and abroad for the potential impact on inflation expectations as we position the Fund’s portfolio.

20

FUND BASICS

Inflation Protected Securities Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.20%	0.46%	-0.94%	-0.99%
Class C	-0.16	0.46	-1.71	-1.77
Institutional	0.36	0.46	-0.64	-0.70
Investor	0.32	0.46	-0.73	-0.78
Class R	0.12	0.46	-1.22	-1.28
Class R6	0.37	0.46	-0.63	-0.69

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Bloomberg Barclays U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.83%	-1.19%	3.15%	3.24%	8/31/07
Class C	-2.77	-1.17	2.82	2.90	8/31/07
Institutional	-0.82	-0.09	3.94	4.02	8/31/07
Investor	-0.90	-0.20	N/A	3.36	11/30/07
Class R	-1.36	-0.67	N/A	2.88	11/30/07
Class R6	-0.81	N/A	N/A	2.01	7/31/15

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Investor Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.68%	0.77%
Class C	1.43	1.53
Institutional	0.34	0.43
Investor	0.43	0.52
Class R	0.93	1.02
Class R6	0.33	0.41

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

22

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.3 and 8.7 years, respectively, at September 30, 2017 and March 31, 2017.

23

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor and Class R6 Shares generated cumulative total returns, without sales charges, of 0.30%, 0.09%, 0.47%, 0.21%, 0.42% and 0.37%, respectively. These returns compare to the 0.29% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index (“BofA ML Two-Year U.S. Treasury Note Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection was the primary positive contributor to the Fund’s relative results.

Within our top-down strategies, our cross-sector strategy was the primary positive contributor to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

The duration and government/swaps selection strategies are primarily implemented via interest rates swaps and/ or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection as a whole was additive to the Fund’s relative results. Within the government/swaps sector, selection of U.S. Treasuries proved beneficial, while our selection of Treasury inflation protected securities (“TIPS”) detracted. Within the securitized sector, selection of mortgage pass-through securities added most to relative returns.

Sector positioning contributed positively to the Fund’s results during the Reporting Period. The majority of outperformance came from exposure to agency mortgage-backed securities. Agency mortgage-backed securities significantly outperformed duration-neutral U.S. Treasuries, especially during the third calendar quarter, due to multi-decade low volatility coupled with 10-year U.S. Treasury yields selling off substantially. Strong demand, specifically from mortgage real estate investment trusts (“REITs”), also helped the mortgage-backed securities sector, as spreads, or yield differentials to U.S. Treasuries, tightened. These gains were slightly offset by the Fund’s exposure to U.S. Treasury swaps, which detracted from Fund performance.

24

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. During the Reporting Period, U.S. Treasury yields pushed higher at the front, or short-term, end of the yield curve in response to interest rate hikes by the Federal Reserve (the “Fed”). However, the intermediate and long-term ends of the U.S. Treasury yield curve rallied, or moved lower, on political uncertainty, increased geopolitical risks and fewer positive economic surprises. In particular, soft inflation data throughout 2017 year-to-date weighed on market expectations for further interest rate hikes by the Fed. While we recognized recent weakness in inflation, we maintained the Fund’s underweight U.S. duration position relative to that of the BofA ML Two-Year U.S. Treasury Note Index given our expectations that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S. We also expected inflation to rebound from recent weakness should wage growth begin to emerge.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures as well as interest rate swaps and option during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund used forward sales contracts and futures contracts to help manage duration. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to cash increased during the Reporting Period. A corresponding decrease in allocation was concentrated in U.S. Treasury securities. Additionally, while the Fund’s overall duration positioning remained the same through the Reporting Period, we did make adjustments in weightings along the U.S. Treasury yield curve as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2017?

A	While the Fund’s benchmark is based on U.S. Treasuries, the Fund continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities and mortgage pass-through securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofA ML Two-Year U.S. Treasury Note Index at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy toward the end of 2017 and into 2018 should economic growth continue to improve.

25

FUND BASICS

Short Duration Government Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017–September 30, 2017	Fund Total Return (based on NAV)[1]	BofA ML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.30%	0.29%	1.08%	1.03%
Class C	0.09	0.29	0.70	0.30
Institutional	0.47	0.29	1.43	1.38
Service	0.21	0.29	0.93	0.89
Investor	0.42	0.29	1.34	1.29
Class R6	0.37	0.29	1.44	1.39

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued 2-year U.S. Treasury note. The BofA ML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a 2-year note must be auctioned on or before the third business day before the last business day of the month. The BofA ML Two-Year U.S. Treasury Note Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.17%	-0.02%	1.72%	3.19%	5/1/97
Class C	-0.76	-0.11	1.39	2.54	8/15/97
Institutional	0.64	0.65	2.23	4.67	8/15/88
Service	0.13	0.12	1.71	3.28	4/10/96
Investor	0.45	0.54	N/A	1.97	11/30/07
Class R6	0.55	N/A	N/A	0.75	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Investor Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.81%	0.87%
Class C	1.21	1.62
Institutional	0.47	0.53
Service	0.97	1.03
Investor	0.56	0.62
Class R6	0.46	0.52

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

27

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

28

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares generated cumulative total returns, without sales charges, of 0.88%, 0.58%, 0.95%, 0.91%, 0.66% and 0.94%, respectively. These returns compare to the 1.20% cumulative total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which generated cumulative total returns of 1.69% and 0.70%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our country strategy also dampened relative results, with performance driven by an overweight position in European rates versus U.S. rates and by an overweight position in Canadian rates versus U.S. rates.

Conversely, our currency strategy contributed positively overall, with the Fund’s overweight positions in Central Eastern European and Scandinavian currencies, such as the Czech koruna, Polish zloty, Hungarian forint and Swedish krona, versus the euro performing well. These gains were partially offset by the Fund’s exposure to European currency forwards, which detracted. Our cross-sector strategy also contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection was the primary positive contributor to the Fund’s relative results.

The duration, country, currency and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with exposure to collateralized loan obligations (“CLOs”), asset-backed securities and high yield corporate bonds performing best. Exposure to emerging markets debt detracted from the Fund’s relative results during the Reporting Period.

Overall, security selection was the primary positive contributor to relative results. That said, within the government/swaps sector, selection of U.S. Treasuries proved effective, while selection of Treasury inflation protected securities (“TIPS”) detracted. Within the securitized sector, selection of mortgage pass-through securities and asset-backed securities contributed positively, while selection of CLOs dampened relative results. Selection of tax-exempt Puerto Rico municipal bonds detracted from returns following Governor Ricardo’s initiation of the Commonwealth to enter a Title III restructuring. Market expectations of the negative economic impact from

29

PORTFOLIO RESULTS

Hurricane Maria added to these bonds’ headwinds. (Title III is an in-court debt restructuring process akin to U.S. bankruptcy protection, since Puerto Rico is barred from using Chapter 9 of the U.S. federal bankruptcy code reserved for insolvent public entities. It should be noted that this action was taken on May 3, 2017, well before the devastation caused by Hurricane Maria.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. During the Reporting Period, U.S. Treasury yields pushed higher at the front, or short-term, end of the yield curve in response to interest rate hikes by the Federal Reserve (the “Fed”). However, the intermediate and long- term ends of the U.S. Treasury yield curve rallied, or moved lower, on political uncertainty, increased geopolitical risks and fewer positive economic surprises. In particular, soft inflation data throughout 2017 year-to-date weighed on market expectations for further interest rate hikes by the Fed. While we recognized recent weakness in inflation, we maintained the Fund’s underweight U.S. duration position relative to that of the Short Duration Income Composite given our expectations that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S. We also expected inflation to rebound from recent weakness should wage growth begin to emerge.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures as well as interest rate swaps and options during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. Additionally, the Fund used currency forwards to hedge its exposure to foreign currency exposure and increase total return. Derivatives had a negative impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to industrial-related investment grade corporate bonds and emerging markets debt increased during the Reporting Period. A corresponding decrease in allocation was concentrated in U.S. Treasuries. Additionally, while the Fund’s overall duration positioning remained the same through the Reporting Period, we did make adjustments in weightings along the U.S. Treasury yield curve as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2017?

A	While the Fund’s benchmark is based on an equally-balanced composite of the Bloomberg Barclays U.S. Corporate 1-5 Year Index and the Bloomberg Barclays U.S. Government 1-5 Year Bond Index, the Fund held a portion of its assets in non- Treasury sectors not represented in the Short Duration Income Composite. Indeed, in addition to investment grade corporate bonds, the Fund maintained exposure to several other high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably asset-backed securities, mortgage pass-through securities and agency mortgage-backed securities. The Fund also had exposure to high yield corporate bonds, quasi-government bonds and emerging markets debt at the end of the Reporting Period. Further, the Fund maintained a shorter U.S. duration position than that of the Short Duration Income Composite at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy toward the end of 2017 and into 2018 should economic growth continue to improve.

30

FUND BASICS

Short Duration Income Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Short Duration Income Fund Composite[2]	Bloomberg Barclays U.S. 1-5 Year Bond Index[3]	Bloomberg Barclays U.S. 1-5 Year Corporate Government Bond Index[4]	30-Day Standardized Subsidized Unsubsidized Yield[5]	30-Day Standardized Yield[5]
Class A	0.88%	1.20%	1.69%	0.70%	1.43%	1.37%
Class C	0.58	1.20	1.69	0.70	1.03	0.62
Institutional	0.95	1.20	1.69	0.70	1.78	1.72
Investor	0.91	1.20	1.69	0.70	1.73	1.67
Class R	0.66	1.20	1.69	0.70	1.17	1.13
Class R6	0.94	1.20	1.69	0.70	1.87	1.67

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Short Duration Income Fund Composite is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%).

[3]	The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Bloomberg Barclays U.S. 1-5 Year Government Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

31

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	-0.55%	0.99%	1.26%	2/29/12
Class C	-0.22	0.84	1.11	2/29/12
Institutional	1.18	1.61	1.89	2/29/12
Investor	1.19	1.52	1.80	2/29/12
Class R	0.59	1.02	1.30	2/29/12
Class R6	1.16	N/A	1.79	7/31/15

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Investor Shares, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	0.90%
Class C	1.19	1.65
Institutional	0.45	0.56
Investor	0.54	0.65
Class R	1.04	1.15
Class R6	0.45	0.55

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

32

FUND BASICS

FUND COMPOSITION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

33

PORTFOLIO RESULTS

Goldman Sachs Short-Term Conservative Income Fund

Investment Objective

The Fund seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short-Term Conservative Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration and Preferred Shares generated cumulative total returns, without sales charges, of 0.50%, 0.68%, 0.66% and 0.63%, respectively. These returns compare to the 0.55% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays Short- Term Government/Corporate Index (“Bloomberg Barclays Index”), during the same time period. The Fund’s secondary benchmark, the Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, had a cumulative total return of 0.48% during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection was the main driver of performance during the Reporting Period, contributing positively.

Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies were the primary positive contributors to the Fund’s relative results during the Reporting Period. Within the government/swaps sector, selection of short-dated U.S. Treasuries proved most effective. In addition, selection of short-dated corporate bonds, especially within the industrials sector, contributed positively. These gains were partially offset by selection amongst high quality corporate bonds, which detracted from Fund performance.

Cross-sector positioning was positive, driven by the Fund’s exposure to the corporate bond sector, as spreads, or yield differentials to U.S. Treasuries, tightened during the Reporting Period. These gains were slightly offset by the Fund’s exposure to U.S. Treasury swaps, which detracted from Fund performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from the Fund’s results during the Reporting Period. During the Reporting Period, U.S. Treasury yields pushed higher at the front, or short-term, end of the yield curve in response to interest rate hikes by the Federal Reserve (the “Fed”). However, the intermediate and

34

PORTFOLIO RESULTS

long-term ends of the U.S. Treasury yield curve rallied, or moved lower, on political uncertainty, increased geopolitical risks and fewer positive economic surprises. In particular, soft inflation data throughout 2017 year-to-date weighed on market expectations for further interest rate hikes by the Fed. While we recognized recent weakness in inflation, we maintained the Fund’s underweight U.S. duration position relative to that of the Bloomberg Barclays Index given our expectations that global economic growth is likely to remain strong and that tightness in the labor market and easy financial conditions may warrant further monetary tightening in the U.S. We also expected inflation to rebound from recent weakness should wage growth begin to emerge.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocation to industrials-related investment grade corporate bonds increased during the Reporting Period. A corresponding decrease in allocation was concentrated in commercial paper and certificates of deposit. Additionally, while the Fund’s overall duration positioning remained the same through the Reporting Period, we did make adjustments in weightings along the U.S. Treasury yield curve as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2017?

A	At the end of the Reporting Period, the Fund had an emphasis on financials-related investment grade corporate bonds and cash and cash equivalents. Further, the Fund maintained a shorter U.S. duration position than that of the Bloomberg Barclays Index at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy toward the end of 2017 and into 2018 should economic growth continue to improve.

35

FUND BASICS

Short-Term Conservative Income Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Index[2]	BofA ML 3-6 Month U.S. Treasury Bill Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	0.50%	0.55%	0.48%	1.02%	0.92%
Institutional	0.68	0.55	0.48	1.44	1.26
Administration	0.66	0.55	0.48	1.19	1.01
Preferred	0.63	0.55	0.48	1.29	1.17

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds, and investment grade U.S. corporate bonds

[3]	The BofA ML 3-6 Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The BofA ML 3-6 Month U.S. Treasury Bill Index is unmanaged, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/17	One Year	Since Inception	Inception Date
Class A	N/A	-0.57%	10/31/16
Institutional	1.34%	0.80	2/28/14
Administration	1.18	0.58	2/28/14
Preferred	N/A	1.16	10/31/16

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.50% for Class A Shares. Because Institutional Shares, Administration Shares and Preferred Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.57%	1.54%
Institutional	0.20	1.20
Administration	0.45	1.45
Preferred	0.30	1.30

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval. Through October 31, 2017, the Net Expense Ratio was 0.53%, 0.16%, 0.41%, and 0.26% respectively, for Class A, Institutional, Administration, and Preferred Shares.

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits, commercial papers and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

37

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 46.8%
Aerospace & Defense – 0.2%
Harris Corp.
$925,000	1.999%		04/27/18	$926,615

Agriculture – 2.3%
BAT Capital Corp.(a)
9,325,000	2.297		08/14/20	9,354,780
BAT International Finance PLC(a)
1,575,000	1.850		06/15/18	1,575,439
Philip Morris International, Inc.
575,000	1.375		02/25/19	572,137
Reynolds American, Inc.
2,900,000	2.300		06/12/18	2,912,744

				14,415,100

Automotive – 1.3%
BMW US Capital LLC(a)
1,050,000	1.500		04/11/19	1,046,894
Daimler Finance North America LLC(a)
1,400,000	1.650		05/18/18	1,399,654
1,050,000	2.250		03/02/20	1,052,439
Ford Motor Credit Co. LLC
3,950,000	2.425		06/12/20	3,950,396
Harley-Davidson Financial Services, Inc.(a)(b)
800,000	2.150		02/26/20	797,290

				8,246,673

Banks – 18.2%
ABN AMRO Bank NV(a)
7,925,000	2.500		10/30/18	7,981,410
Bank of America Corp.
1,400,000	6.875		04/25/18	1,440,298
1,150,000	2.625		10/19/20	1,162,291
3,050,000	2.151	(b)	11/09/20	3,041,242
(3M USD LIBOR + 0.660%)
1,375,000	2.369	(b)(c)	07/21/21	1,375,102
Bank of Montreal
25,000	1.800		07/31/18	25,047
Banque Federative du Credit Mutuel SA(a)
1,150,000	2.000		04/12/19	1,152,287
700,000	2.200		07/20/20	699,612
BNP Paribas SA
900,000	2.375		05/21/20	908,853
BPCE SA
1,726,000	2.500		12/10/18	1,740,153
Capital One NA/Mclean VA(b)
625,000	1.850		09/13/19	620,613
Citigroup, Inc.
200,000	6.125		05/15/18	205,265
150,000	2.500		09/26/18	150,998
7,400,000	2.050		12/07/18	7,410,686
875,000	2.400		02/18/20	881,519
Citizens Bank NA(b)(c) (3M USD LIBOR + 0.540%)
1,175,000	1.856		03/02/20	1,175,552
Credit Suisse AG
1,475,000	1.750		01/29/18	1,476,155

Corporate Obligations – (continued)
Banks – (continued)
Deutsche Bank AG
$2,225,000	2.700%		07/13/20	$2,233,001
Discover Bank(b)
1,600,000	2.600		11/13/18	1,610,410
HSBC USA, Inc.
3,075,000	1.500		11/13/17	3,075,456
3,000,000	2.000		08/07/18	3,009,728
ING Bank NV(a)
1,600,000	1.800		03/16/18	1,602,084
1,425,000	2.050		08/17/18	1,427,925
JPMorgan Chase & Co. (3M USD LIBOR + 0.630%)
3,925,000	1.944	(c)	01/28/19	3,947,633
1,275,000	2.200		10/22/19	1,282,604
1,775,000	2.750	(b)	06/23/20	1,808,490
Kreditanstalt fuer Wiederaufbau(d)
7,030,000	4.500		07/16/18	7,193,420
21,280,000	1.500		02/06/19	21,257,230
Lloyds Bank PLC
2,225,000	1.750		03/16/18	2,227,084
1,100,000	2.000		08/17/18	1,100,723
1,750,000	2.300		11/27/18	1,760,064
Macquarie Bank Ltd.(a)
3,000,000	1.670		03/15/19	2,999,423
Mizuho Bank Ltd.(a)
1,150,000	1.550		10/17/17	1,150,091
Morgan Stanley, Inc.
1,425,000	2.500		04/21/21	1,429,614
(3M USD LIBOR + 1.180%)
4,575,000	2.487	(b)(c)	01/20/22	4,639,367
MUFG Americas Holdings Corp.(b)
550,000	1.625		02/09/18	549,990
MUFG Union Bank NA(b)
2,250,000	2.625		09/26/18	2,268,856
Nordea Bank AB(a)
1,900,000	1.875		09/17/18	1,903,629
Santander Holdings USA, Inc.(b)
250,000	2.650		04/17/20	251,145
Santander UK PLC
1,225,000	2.000		08/24/18	1,227,267
Sumitomo Mitsui Trust Bank Ltd.(a)
1,175,000	2.050		03/06/19	1,176,008
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
1,625,000	1.700		03/05/18	1,625,348
The Huntington National Bank(c) (3M USD LIBOR + 0.510%)
1,175,000	1.827		03/10/20	1,182,439
UBS AG(a)(b)
2,600,000	2.200		06/08/20	2,604,670
US Bank NA(b)
1,175,000	1.400		04/26/19	1,168,635
Westpac Banking Corp.
5,025,000	2.300		05/26/20	5,064,966

				114,224,383

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Beverages – 1.0%
Anheuser-Busch InBev Finance, Inc.
$4,025,000	1.900%		02/01/19	$4,035,397
Molson Coors Brewing Co.
975,000	1.900	(a)	03/15/19	973,611
1,375,000	1.450		07/15/19	1,360,045

				6,369,053

Chemicals – 0.5%
E.I. du Pont de Nemours & Co.(c) (3M USD LIBOR + 0.530%)
825,000	1.841		05/01/20	831,958
The Sherwin-Williams Co.
1,175,000	2.250		05/15/20	1,179,651
1,300,000	2.750	(b)	06/01/22	1,308,752

				3,320,361

Commercial Services – 0.3%
Ecolab, Inc.
2,025,000	1.550		01/12/18	2,024,007

Computers – 0.9%
Dell International LLC/EMC Corp.(a)
2,600,000	3.480		06/01/19	2,651,629
DXC Technology Co.
550,000	2.875		03/27/20	557,334
Hewlett Packard Enterprise Co.(b)
2,550,000	3.600		10/15/20	2,643,192

				5,852,155

Diversified Financial Services – 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,900,000	3.750		05/15/19	1,944,213
AIG Global Funding(a)
675,000	2.150		07/02/20	674,049
American Express Credit Corp.(b)
3,675,000	2.375		05/26/20	3,712,718
CBOE Holdings, Inc.
475,000	1.950		06/28/19	474,525
International Lease Finance Corp.
600,000	6.250		05/15/19	637,731
Synchrony Financial(b)
1,200,000	2.600		01/15/19	1,207,686
Visa, Inc.(b)
2,675,000	2.200		12/14/20	2,702,312

				11,353,234

Electrical – 2.3%
CMS Energy Corp.
2,263,000	8.750		06/15/19	2,510,850
Commonwealth Edison Co.(b)
525,000	2.150		01/15/19	527,527
Consolidated Edison, Inc.(b)
350,000	2.000		05/15/21	346,583
Dominion Energy, Inc.
1,150,000	1.900		06/15/18	1,151,871
300,000	1.600		08/15/19	298,067
Emera US Finance LP
1,375,000	2.150		06/15/19	1,375,552

Corporate Obligations – (continued)
Electrical – (continued)
NextEra Energy Capital Holdings, Inc.
375,000	2.300		04/01/19	376,912
Public Service Enterprise Group, Inc.
1,950,000	1.600		11/15/19	1,928,732
Southern Power Co.(b)
1,150,000	2.500		12/15/21	1,145,038
The Southern Co.
2,360,000	1.550		07/01/18	2,357,871
1,300,000	1.850		07/01/19	1,299,337
Virginia Electric & Power Co.(b)
900,000	1.200		01/15/18	898,917

				14,217,257

Electronics – 0.5%
Amphenol Corp.(b)
1,000,000	2.550		01/30/19	1,006,489
Fortive Corp.
750,000	1.800		06/15/19	747,886
Honeywell International, Inc.(b)
1,400,000	1.850		11/01/21	1,383,119

				3,137,494

Food & Drug Retailing – 2.2%
Danone SA(a)
2,925,000	1.691		10/30/19	2,905,674
Kraft Heinz Foods Co.
1,925,000	2.000		07/02/18	1,928,953
Mondelez International Holdings Netherlands BV(a)(b)
3,300,000	2.000		10/28/21	3,240,303
Sysco Corp.(b)
625,000	2.600		10/01/20	634,194
The JM Smucker Co.
2,025,000	1.750		03/15/18	2,026,960
575,000	2.500		03/15/20	580,379
The Kroger Co.
450,000	2.000		01/15/19	450,784
Wm Wrigley Jr Co.(a)
1,900,000	2.000		10/20/17	1,899,736

				13,666,983

Healthcare Providers & Services – 1.6%
Abbott Laboratories(b)
1,275,000	2.900		11/30/21	1,298,376
Becton Dickinson & Co.
1,250,000	2.133		06/06/19	1,253,441
675,000	2.404		06/05/20	677,368
Danaher Corp.
850,000	1.650		09/15/18	851,076
Stryker Corp.
1,550,000	2.000		03/08/19	1,553,267
UnitedHealth Group, Inc.
1,400,000	1.900		07/16/18	1,403,691
2,675,000	2.300		12/15/19	2,698,969

				9,736,188

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Insurance – 0.6%
Chubb INA Holdings, Inc.(b)
$875,000	2.300%		11/03/20	$881,411
MetLife, Inc.
1,150,000	7.717		02/15/19	1,241,076
Reliance Standard Life Global Funding II(a)
1,375,000	2.500		04/24/19	1,383,618

				3,506,105

Internet(a) – 0.3%
Amazon.com, Inc.
1,825,000	1.900		08/21/20	1,829,457

Machinery—Construction & Mining – 0.1%
Caterpillar Financial Services Corp.
735,000	2.450		09/06/18	740,479

Machinery-Diversified(b) – 0.1%
Roper Technologies, Inc.
775,000	2.800		12/15/21	782,095

Mining(a) – 0.2%
Glencore Finance Canada Ltd.
1,475,000	2.700		10/25/17	1,475,516

Miscellaneous Manufacturing(a) – 0.4%
Siemens Financieringsmaat NV
2,750,000	1.300		09/13/19	2,718,278

Oil Field Services – 0.5%
EOG Resources, Inc.
1,125,000	5.625		06/01/19	1,189,815
Phillips 66(a)(b)(c) (3M USD LIBOR + 0.750%)
750,000	2.054		04/15/20	751,079
Statoil ASA(c) (3M USD LIBOR + 0.290%)
1,200,000	1.605		05/15/18	1,202,162

				3,143,056

Pharmaceuticals – 4.1%
AbbVie, Inc.
9,750,000	1.800		05/14/18	9,763,548
Allergan Funding SCS(b)
5,378,000	3.000		03/12/20	5,490,551
Bayer US Finance LLC(a)(c) (3M USD LIBOR + 0.280%)
3,350,000	1.582		10/06/17	3,350,067
EMD Finance LLC(a)(b)
3,100,000	2.400		03/19/20	3,124,341
Forest Laboratories LLC(a)(b)
484,000	4.375		02/01/19	496,343
Mylan, Inc.
450,000	2.550		03/28/19	452,082
Shire Acquisitions Investments Ireland DAC
3,025,000	1.900		09/23/19	3,019,019

				25,695,951

Pipelines – 2.1%
Columbia Pipeline Group, Inc.
825,000	2.450		06/01/18	827,838
Enbridge Energy Partners LP
846,000	5.200		03/15/20	900,659

Corporate Obligations – (continued)
Pipelines – (continued)
Enterprise Products Operating LLC
1,450,000	5.250		01/31/20	1,550,418
Kinder Morgan Energy Partners LP
2,325,000	6.850		02/15/20	2,551,753
Kinder Morgan, Inc.(b)
625,000	3.050		12/01/19	636,302
Magellan Midstream Partners LP
1,075,000	6.400		07/15/18	1,112,102
1,225,000	6.550		07/15/19	1,316,494
Sabine Pass Liquefaction LLC(b)
2,300,000	6.250		03/15/22	2,586,912
TransCanada PipeLines Ltd.
1,550,000	1.875		01/12/18	1,551,321

				13,033,799

Real Estate Investment Trust(b) – 0.7%
American Tower Corp.
1,810,000	2.800		06/01/20	1,837,427
1,125,000	3.300		02/15/21	1,152,757
Digital Realty Trust LP
1,125,000	3.400		10/01/20	1,160,128
Select Income REIT
450,000	2.850		02/01/18	451,026

				4,601,338

Retailing – 0.7%
AutoZone, Inc.
300,000	1.625		04/21/19	298,358
CVS Health Corp.
275,000	1.900		07/20/18	275,659
1,325,000	2.800	(b)	07/20/20	1,347,841
2,200,000	2.125	(b)	06/01/21	2,179,655

				4,101,513

Semiconductors – 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
5,800,000	2.375		01/15/20	5,832,039
QUALCOMM, Inc.
875,000	1.850		05/20/19	877,494
350,000	2.100		05/20/20	352,665

				7,062,198

Software – 0.9%
Fidelity National Information Services, Inc.
1,400,000	2.850		10/15/18	1,416,354
1,050,000	2.250	(b)	08/15/21	1,042,940
Fiserv, Inc.(b)
1,025,000	2.700		06/01/20	1,036,852
VMware, Inc.
1,825,000	2.300		08/21/20	1,830,343

				5,326,489

Telecommunication Services – 1.6%
AT&T, Inc.
2,000,000	5.875		10/01/19	2,148,828
825,000	2.800	(b)	02/17/21	834,824
425,000	3.875		08/15/21	444,876
1,625,000	3.000		02/15/22	1,642,180

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Telecommunication Services – (continued)
Verizon Communications, Inc.
$676,000	2.625%	02/21/20	$687,131
4,050,000	1.750	08/15/21	3,964,324
425,000	3.000 (b)	11/01/21	433,722

			10,155,885

Trucking & Leasing(a) – 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,625,000	2.875	07/17/18	1,640,156

			1,640,156

TOTAL CORPORATE OBLIGATIONS
(Cost $293,022,755)			$293,301,818

Mortgage-Backed Obligations(a) – 1.0%
Collateralized Mortgage Obligations – 1.0%
Sequential Floating Rate – 1.0%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2(c) (1M USD LIBOR + 0.950%)
$1,000,000	2.181%	04/10/19	$1,000,021
Mortgage Repurchase Agreement Financing Trust Series 2017-1, Class A1(c) (1M USD LIBOR + 0.850%)
650,000	2.081	07/10/19	650,167
Mortgage Repurchase Agreement Financing Trust Series 2017-2, Class A1
4,300,000	1.781	08/12/19	4,300,348
Station Place Securitization Trust Series 2015-2, Class A(c) (1M USD LIBOR + 1.050%)
589,528	2.279	05/15/18	589,528

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $6,539,528)			$6,540,064

Asset-Backed Securities – 15.4%
Automotive – 2.5%
Ally Master Owner Trust Series 2015-2, Class A2
$4,000,000	1.830%	01/15/21	$3,998,239
Ally Master Owner Trust Series 2017-3, Class A2
3,750,000	2.040	06/15/22	3,740,407
Chesapeake Funding II LLC Series 2016-2A, Class A1(a)
2,963,110	1.880	06/15/28	2,964,954
Ford Credit Auto Owner Trust Series 2016-2, Class A(a)
1,600,000	2.030	12/15/27	1,587,572
GM Financial Automobile Leasing Trust Series 2015-1, Class A3
313,889	1.530	09/20/18	313,939
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(a)
1,550,000	1.960	05/17/21	1,552,920
Nissan Master Owner Receivables Trust Series 2016-A, Class A2
1,200,000	1.540	06/15/21	1,192,731

			15,350,762

Asset-Backed Securities – (continued)
Credit Card – 6.2%
Bank of America Credit Card Trust Series 2014-A1, Class A(c) (1M LIBOR + 0.380%)
7,000,000	1.614	06/15/21	7,028,105
Barclays Dryrock Issuance Trust Series 2015-1, Class A
3,450,000	2.200	12/15/22	3,464,735
Barclays Dryrock Issuance Trust Series 2016-1, Class A
1,600,000	1.520	05/16/22	1,589,726
Capital One Multi-Asset Execution Trust Series 2016-A5, Class A5
3,650,000	1.660	06/17/24	3,592,692
CARDS II Trust Series 2016-1A, Class A(a)(c) (1M LIBOR + 0.700%)
2,150,000	1.934	07/15/21	2,158,928
Chase Issuance Trust Series 2016-A2, Class A
2,900,000	1.370	06/15/21	2,880,632
Chase Issuance Trust Series 2016-A5, Class A5
3,950,000	1.270	07/15/21	3,914,592
Evergreen Credit Card Trust Series 2016-1, Class A(a)(c) (1M LIBOR + 0.720%)
3,350,000	1.954	04/15/20	3,360,080
Golden Credit Card Trust Series 2016-5A, Class A(a)
2,800,000	1.600	09/15/21	2,780,955
Golden Credit Card Trust Series 2017-2A, Class A(a)
1,900,000	1.980	04/15/22	1,900,376
Master Credit Card Trust II Series 2017-1A, Class A(a)
2,600,000	2.260	07/21/21	2,615,037
Trillium Credit Card Trust II Series 2016-1A, Class A(a)(c) (1M LIBOR + 0.720%)
3,650,000	1.958	05/26/21	3,655,565

			38,941,423

Home Equity – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
4,697	6.745	06/25/28	5,667
Centex Home Equity Series 2004-D, Class MV3(c) (1M USD LIBOR + 1.000%)
67,270	2.734	09/25/34	66,586
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3(c) (1M USD LIBOR + 2.250%)
28,679	3.484	05/25/34	28,955

			101,208

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
9,187	4.350	04/15/40	9,249

			9,249

Student Loan(c) – 6.7%
ECMC Group Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.350%)
2,157,556	2.584	07/26/66	2,158,912
ECMC Group Student Loan Trust Series 2017-1A, Class A(a) (1M USD LIBOR + 1.200%)
3,827,017	2.434	12/27/66	3,830,389

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a) (1M USD LIBOR + 0.800%)
$1,823,311	2.034%		06/25/26	$1,825,210
Educational Services of America, Inc. Series 2010-1, Class A1(a) (3M USD LIBOR + 0.850%)
1,059,231	2.006		07/25/23	1,059,912
Educational Services of America, Inc. Series 2014-1, Class A(a) (1M USD LIBOR + 0.700%)
1,987,272	1.934		02/25/39	1,962,010
GCO Education Loan Funding Master Trust-II Series 2006-2A, Class A3L(a) (3M USD LIBOR + 0.120%)
85,378	1.309		08/25/28	85,367
GCO Education Loan Funding Trust Series 2007-1A, Class A6L(a) (3M LIBOR + 0.110%)
2,402,823	1.427		11/25/26	2,387,831
Goal Capital Funding Trust Series 2007-1, Class A3 (3M USD LIBOR + 0.090%)
61,310	1.386		09/25/28	61,283
Higher Education Funding I Series 2005-1, Class A4 (3M USD LIBOR + 0.140%)
123,562	1.329		02/25/30	123,529
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,450,000	2.056		07/25/45	1,454,726
Navient Student Loan Trust Series 2016-5A, Class A(a) (1M USD LIBOR + 1.250%)
4,793,615	2.484		06/25/65	4,889,758
Navient Student Loan Trust Series 2016-7A, Class A(a) (1M USD LIBOR + 1.150%)
2,396,502	2.384		03/25/66	2,425,538
Navient Student Loan Trust Series 2017-2A, Class A(a) (1M USD LIBOR + 1.050%)
3,985,655	2.284		12/27/66	4,040,107
Nelnet Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.130%)
255,607	1.417		06/22/26	255,519
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
2,168,137	1.256		01/25/30	2,165,287
Northstar Education Finance, Inc. Series 2012-1, Class A(a) (1M USD LIBOR + 0.700%)
1,628,156	1.934		12/26/31	1,615,409
SLC Student Loan Center Series 2011-1, Class A(a) (1M USD LIBOR + 1.220%)
6,791,565	2.454		10/25/27	6,883,341
SLM Student Loan Trust Series 2003-12, Class A5(a) (3M USD LIBOR + 0.280%)
237,411	1.526		09/15/22	237,542
SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
182,947	1.386		01/25/23	183,037
SLM Student Loan Trust Series 2004-1, Class A3 (3M USD LIBOR + 0.210%)
743,334	1.366		04/25/23	743,556
SLM Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.110%)
1,415,874	1.266		07/25/25	1,415,802

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
SLM Student Loan Trust Series 2013-3, Class A2 (1M USD LIBOR + 0.300%)
60,240	1.534		05/26/20	60,267
SLM Student Loan Trust Series 2014-1, Class A2 (1M USD LIBOR + 0.380%)
95,852	1.614		07/26/21	95,886
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
891,046	1.998		10/01/24	894,314
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,100,000	2.020		05/01/35	1,086,349
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
174,505	1.286		01/26/26	174,450

				42,115,331

TOTAL ASSET-BACKED SECURITIES
(Cost $96,347,537)				$96,517,973

Municipal Debt Obligation(b)(c) – 0.1%
Utah – 0.1%
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2 (3M USD LIBOR + 0.850%)
$954,677	2.161%		05/01/29	$957,656

U.S. Treasury Obligations – 10.5%
United States Treasury Inflation Indexed Bonds
$8,683,554	0.125	%(e)	04/15/18	$8,690,761
4,703,895	0.125		04/15/20	4,728,497
United States Treasury Notes
5,130,000	1.375		09/30/20	5,092,141
23,100,000	1.250		03/31/21	22,727,628
24,800,000	1.375		04/30/21	24,486,280

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $66,229,828)				$65,725,307

Shares	Distribution Rate			Value
Investment Company(f)– 10.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
68,129,485	0.914%			$68,129,485
(Cost $68,129,485)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $531,225,633)				$531,172,303

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – 13.3%
Certificates of Deposit – 5.5%
Bank of Montreal
$2,800,000	1.783%		10/24/17	$2,801,152
Mizuho Bank Ltd.
1,500,000	1.828		09/24/18	1,499,707
BNP Paribas New York
3,200,000	1.440		01/02/18	3,201,092
Barclays Bank PLC (3M USD LIBOR + 0.750%)
2,000,000	2.066		12/06/17	2,002,984
(3M USD LIBOR + 0.420%)
3,000,000	1.706		03/29/18	3,002,254
Credit Suisse New York
3,000,000	1.557		09/20/18	2,999,983
National Bank of Canada
2,500,000	1.467		09/21/18	2,500,431
Sumitomo Mitsui Trust Bank Ltd.(c) (1M USD LIBOR + 0.200%)
6,000,000	1.432		02/06/18	6,001,030
(3M USD LIBOR + 0.370%)
4,000,000	1.674		01/17/19	3,998,977
Nordea Bank Finland PLC
4,200,000	1.762		11/07/18	4,199,079
UBS AG Stamford
2,000,000	1.530		12/19/17	2,000,956

				34,207,645

Commercial Paper – 7.8%
UBS AG London(a)
2,000,000	1.472		06/15/18	2,000,963
Versailles Commercial Paper LLC
4,000,000	0.010		10/02/17	3,999,850
ABN AMRO Funding USA LLC
3,000,000	0.000	(g)	03/26/18	2,978,536
Alpine Securitization Ltd.
1,000,000	0.000	(g)	07/25/18	986,105
Canadian Imperial Bank of Commerce
1,000,000	1.444		07/16/18	1,000,067
Dominion Energy, Inc.
1,000,000	0.000	(g)	10/12/17	999,503
Bayerische Landesbank
2,500,000	1.000		08/23/18	2,501,711
Cafco LLC
3,000,000	0.000	(g)	02/02/18	2,985,751
Dominion Resources, Inc.
3,000,000	0.000	(g)	10/16/17	2,998,044
Ei Dupont
3,000,000	0.000	(g)	10/12/17	2,998,510
4,000,000	0.000	(g)	10/16/17	3,997,391
Ford Motor Credit Co. LLC
2,500,000	0.010		07/10/18	2,462,508
ING Funding LLC
2,000,000	1.448		05/11/18	2,000,054
Schlumberger Holdings
2,500,000	0.000	(g)	10/03/17	2,499,604
Autozone, Inc.
3,000,000	0.000	%(g)	10/20/17	2,997,578
John Deere Ltd.
1,110,000	0.000	(g)	10/20/17	1,109,266

Short-term Investments – (continued)
Commercial Paper – (continued)
Edison International
$3,000,000	0.000	%(g)	10/02/17	$2,999,662
Whirlpool Corp.
3,000,000	0.000	(g)	12/18/17	2,990,113
Electricite de France SA
2,600,000	0.000	(g)	01/05/18	2,589,143
Societe Generale SA
2,000,000	1.590		01/18/18	2,001,711

				49,096,070

TOTAL SHORT-TERM INVESTMENTS
(Cost $83,302,879)				$83,303,715

TOTAL INVESTMENTS – 98.0%
(Cost $614,528,512)				$614,476,018

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%				12,783,898

NET ASSETS – 100.0%				$627,259,916

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $139,013,619, which represents approximately 22.2% of net assets as of September 30, 2017 and are unaudited.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2017.
(d)	Guaranteed by a foreign government until maturity.
(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Represents an Affiliated Issuer.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	65	12/18/17	$16,009,500	$(9,201)
Short position contracts:
2 Year U.S. Treasury Notes	(326)	12/29/17	(70,319,219)	198,129
5 Year U.S. Treasury Notes	(293)	12/29/17	(34,427,500)	241,985
Eurodollars	(68)	03/19/18	(16,729,700)	59,905
Eurodollars	(76)	06/18/18	(18,677,000)	19,775
Eurodollars	(76)	09/17/18	(18,661,800)	16,924
Eurodollars	(76)	12/17/18	(18,645,650)	13,124
Eurodollars	(157)	03/18/19	(38,500,325)	167,512
Eurodollars	(173)	06/17/19	(42,404,463)	199,067
Eurodollars	(124)	09/16/19	(30,381,550)	163,007
Eurodollars	(124)	12/16/19	(30,362,950)	165,839
Eurodollars	(132)	03/16/20	(32,311,950)	149,446
Eurodollars	(79)	06/15/20	(19,332,287)	89,883
Eurodollars	(51)	09/14/20	(12,475,875)	(755)
Eurodollars	(51)	12/14/20	(12,469,500)	(1,730)
Eurodollars	(27)	03/15/21	(6,599,475)	(20,312)
Total				$1,461,799
TOTAL FUTURES CONTRACTS				$1,452,598

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 1.0%
Sovereign – 1.0%
NCUA Guaranteed Notes Series A4
$3,400,000	3.000%	06/12/19	$3,473,438

Mortgage-Backed Obligations – 41.6%
Collateralized Mortgage Obligations – 1.7%
Adjustable Rate Non-Agency – 0.1%
Merrill Lynch Mortgage Investors Trust Series 2004-E, Class A2B (6M USD LIBOR + 0.720%)
$273,111	2.148%	11/25/29	$271,769

Interest Only(a) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
13,764	0.000	08/25/33	—
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X
14,091	0.000	07/25/33	—
FNMA STRIPS Series 151, Class 2
665	9.500	07/25/22	72
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX
17,426	0.123	08/25/33	101
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX
2,904	0.320	07/25/33	53

			226

Inverse Floaters – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1x1M LIBOR + 37.567%)
35,592	31.806	02/16/32	54,657

Principal Only(b) – 0.0%
FNMA REMIC Series G-35, Class N
1,964	0.000	10/25/21	1,918

Regular Floater – 0.1%
FHLMC REMIC Series 1760, Class ZB T10Y – 0.600%)
75,335	1.670	05/15/24	75,096
NCUA Guaranteed Notes Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
347,313	1.688	10/07/20	348,154

			423,250

Sequential Fixed Rate – 0.6%
FHLMC REMIC Series 2329, Class ZA
503,420	6.500	06/15/31	567,267
GNMA REMIC Series 2002-42, Class KZ
1,342,805	6.000	06/16/32	1,477,037

			2,044,304

Sequential Fixed Rate – 0.9%
FHLMC REMIC Series 4273, Class PD
808,877	6.500	11/15/43	933,455
FNMA REMIC Series 2011-52, Class GB
798,912	5.000	06/25/41	876,636

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2011-99, Class DB
796,782	5.000	10/25/41	873,426
FNMA REMIC Series 2012-111, Class B
105,049	7.000	10/25/42	120,836
FNMA REMIC Series 2012-153, Class B
461,980	7.000	07/25/42	536,008

			3,340,361

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$6,136,485

Commercial Mortgage-Backed Securities – 0.3%
Sequential Floating Rate – 0.3%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
$928,683	6.341%	12/10/49	$928,326

Federal Agencies – 39.6%
Adjustable Rate FHLMC – 0.2%
(1 year CMT + 2.224%)
105,689	2.743	11/01/32	110,985
(1 year CMT + 2.250%)
569,030	2.798	09/01/33	601,048

			712,033

Adjustable Rate FNMA – 0.7%
(12M USD LIBOR + 1.670%)
20,180	3.170	11/01/32	21,179
(12M USD LIBOR + 1.386%)
82,881	3.107	12/01/32	85,081
(6M USD LIBOR + 1.413%)
715,205	2.788	05/01/33	735,246
(1 year CMT + 2.216%)
19,530	3.148	06/01/33	20,561
(12M USD LIBOR + 1.660%)
568,252	3.154	10/01/33	587,746
(1 year CMT + 2.196%)
609,837	2.880	02/01/35	643,522
(12M USD LIBOR + 1.499%)
534,009	2.889	09/01/35	556,620

			2,649,955

Adjustable Rate GNMA (1 year CMT + 1.500%) – 0.7%
39,328	2.625	06/20/23	39,830
18,943	2.125	07/20/23	19,204
18,303	2.125	08/20/23	18,558
48,303	2.125	09/20/23	48,984
15,949	2.375	03/20/24	16,161
138,810	2.625	04/20/24	140,800
15,456	2.625	05/20/24	15,680
137,037	2.625	06/20/24	139,052
79,591	2.125	07/20/24	80,836
109,189	2.125	08/20/24	110,913
34,102	2.125	09/20/24	34,645
44,758	2.250	11/20/24	45,430
17,808	2.250	12/20/24	18,078
31,017	2.500	12/20/24	31,518
30,949	2.375	01/20/25	31,406

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA – (continued)
$17,492	2.375%	02/20/25	$17,753
61,417	2.625	05/20/25	62,413
49,452	2.125	07/20/25	50,311
22,146	2.375	02/20/26	22,523
1,163	2.125	07/20/26	1,185
58,641	2.375	01/20/27	59,690
21,746	2.375	02/20/27	22,138
167,229	2.625	04/20/27	170,430
16,856	2.625	05/20/27	17,181
22,213	2.625	06/20/27	22,657
8,874	2.250	11/20/27	9,053
26,587	2.250	12/20/27	27,111
58,661	2.375	01/20/28	59,789
20,564	2.375	02/20/28	20,961
23,835	2.375	03/20/28	24,298
89,078	2.125	07/20/29	91,110
56,825	2.125	08/20/29	58,126
10,912	2.125	09/20/29	11,163
51,190	2.250	10/20/29	52,296
66,706	2.250	11/20/29	68,172
14,513	2.250	12/20/29	14,842
19,478	2.375	01/20/30	19,899
8,934	2.375	02/20/30	9,129
51,460	2.375	03/20/30	52,578
61,219	2.625	04/20/30	62,613
158,171	2.625	05/20/30	161,793
15,420	2.625	06/20/30	15,787
147,548	2.125	07/20/30	151,071
22,154	2.125	09/20/30	22,687
47,178	2.250	10/20/30	48,260
86,757	2.375	03/20/32	88,811

			2,306,925

FHLMC – 3.5%
26	7.000	10/01/17	26
2,459	5.500	05/01/18	2,470
29,192	5.500	06/01/18	29,412
1,508	4.500	09/01/18	1,523
21,155	5.000	06/01/19	21,591
845	10.000	07/01/20	847
19,420	6.500	07/01/21	20,695
1,646	6.500	08/01/22	1,752
29,921	9.000	10/01/22	32,947
89,923	4.500	10/01/23	96,362
453,367	5.000	08/01/24	484,360
48,866	6.500	07/01/28	52,214
450,685	4.500	03/01/29	483,681
4,172	8.000	07/01/30	5,019
5,267	7.500	12/01/30	5,281
31,054	7.000	04/01/31	34,064
18,529	5.000	08/01/33	20,276
3,446	5.000	09/01/33	3,771
7,854	5.000	10/01/33	8,594
14,229	5.500	09/01/34	15,872
66,990	6.000	10/01/34	76,345
4,645	5.000	11/01/34	5,084
260,522	5.000	12/01/34	285,122

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$880	5.500%	03/01/35	$976
13,285	5.000	07/01/35	14,539
1,846	5.500	07/01/35	2,050
3,384	5.000	11/01/35	3,703
2,936	5.500	11/01/35	3,299
26,135	5.000	12/01/35	28,961
61,969	5.500	01/01/36	69,533
172	5.500	02/01/36	193
1,858	6.000	06/01/36	2,077
37,898	5.000	02/01/37	41,507
3,437	5.000	03/01/38	3,772
75,175	5.500	03/01/38	84,037
36,708	5.500	04/01/38	41,036
5,568	5.500	11/01/38	6,341
9,235	5.500	12/01/38	10,243
390,273	7.000	02/01/39	454,293
2,535	5.500	03/01/39	2,806
165,061	5.000	07/01/39	180,896
3,799	5.500	10/01/39	4,245
7,994	5.500	03/01/40	8,931
18,044	4.000	06/01/40	19,127
19,521	5.500	06/01/40	21,816
10,088	5.000	08/01/40	11,053
701,019	5.500	08/01/40	776,584
2,781	4.500	11/01/40	2,993
191,979	4.000	02/01/41	203,263
2,954	5.000	04/01/41	3,249
8,177	5.000	06/01/41	8,959
359,570	5.000	07/01/41	391,685
14,111	4.000	11/01/41	14,960
20,122	3.000	05/01/42	20,304
258,001	3.500	06/01/42	268,563
19,525	3.000	08/01/42	19,702
23,593	3.000	01/01/43	23,816
79,673	3.000	02/01/43	80,426
4,131,548	3.500	04/01/43	4,285,190
466,884	3.500	06/01/45	484,902
369,733	3.500	10/01/45	383,887
2,573,480	3.500	03/01/46	2,670,790

			12,342,015

FNMA – 19.9%
2,375	4.500	08/01/18	2,397
22,841	5.000	09/01/18	23,074
154,698	5.000	10/01/18	156,702
13,799	6.500	08/01/19	15,291
6,558	9.500	10/01/20	6,596
164,929	5.500	02/01/23	182,257
283,172	5.500	08/01/23	312,922
81,298	6.000	11/01/28	92,189
6,227	6.500	11/01/28	6,720
54,486	7.000	07/01/31	59,902
943	5.500	03/01/33	1,049
3,851	6.000	03/01/33	4,371
3,168,651	5.500	04/01/33	3,551,360
1,899	6.000	05/01/33	2,148
5,204	5.000	07/01/33	5,753

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$636,366	5.500%	07/01/33		$694,467
22,903	5.000	08/01/33		25,189
4,435	5.500	09/01/33		4,954
21,941	5.500	12/01/33		24,516
925	6.000	12/01/33		1,053
5,552	5.500	02/01/34		6,201
1,927	5.500	03/01/34		2,157
1,099	5.500	04/01/34		1,233
7,558	5.500	05/01/34		8,450
53	5.500	06/01/34		59
7,709	5.500	08/01/34		8,658
4,277	5.500	09/01/34		4,780
3,896	5.500	10/01/34		4,343
2,766	5.500	11/01/34		3,093
35,532	5.500	12/01/34		39,700
6,625	5.500	04/01/35		7,401
178,944	6.000	04/01/35		202,559
5,028	5.000	05/01/35		5,596
3,980	5.500	05/01/35		4,442
7,607	5.000	07/01/35		8,412
7,634	5.500	07/01/35		8,538
3,009	5.000	08/01/35		3,333
785	5.500	08/01/35		881
7,025	5.500	09/01/35		7,881
75,960	6.000	10/01/35		86,896
36,947	6.000	11/01/35		42,083
3,339	5.500	12/01/35		3,753
129	5.500	02/01/36		145
44,546	6.000	03/01/36		50,797
61,795	6.000	04/01/36		70,421
2,480	4.500	07/01/36		2,683
442	5.500	02/01/37		496
15,345	5.500	04/01/37		17,263
242	5.500	06/01/37		271
788,474	5.500	08/01/37		876,611
198,972	6.000	10/01/37		226,642
148,845	7.500	11/01/37		165,780
246	5.500	12/01/37		276
10,594	5.500	02/01/38		11,787
4,191	5.500	03/01/38		4,698
7,642	6.000	03/01/38		8,694
18,956	5.500	04/01/38		21,332
5,607	5.500	05/01/38		6,310
1,296	5.500	06/01/38		1,453
1,225	5.500	07/01/38		1,374
1,103	5.500	08/01/38		1,237
1,088	5.500	09/01/38		1,221
368	5.500	12/01/38		412
6,445	5.500	02/01/39		7,257
254,208	7.000	03/01/39		294,561
3,178	4.500	04/01/39		3,430
11,288	4.500	05/01/39		12,325
5,884	5.500	06/01/39		6,596
5,984	4.000	08/01/39		6,342
26,988	4.500	08/01/39		29,468
50,444	5.000	09/01/39		55,141

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
5,027	5.500	11/01/39		5,636
468,201	4.500	12/01/39		511,217
308,385	5.000	07/01/40		344,307
323,149	5.000	03/01/41		353,418
88,297	5.000	04/01/41		96,567
168,038	4.500	05/01/41		181,276
30,206	5.000	06/01/41		33,035
133,165	5.000	07/01/41		145,639
170,457	4.500	08/01/41		184,200
162,267	5.000	10/01/41		177,466
31,243	3.500	11/01/41		32,412
279,373	5.000	04/01/42		305,541
38,051	3.500	06/01/42		39,523
157,917	4.500	08/01/42		172,475
22,088	3.500	10/01/42		22,942
17,408	3.000	11/01/42		17,615
220,876	3.000	12/01/42		223,500
575,959	3.000	01/01/43		582,799
109,316	3.000	02/01/43		110,614
670,538	3.000	03/01/43		678,712
1,089,823	3.000	04/01/43		1,103,106
98,838	3.500	04/01/43		102,357
741,426	3.000	05/01/43		750,463
66,798	3.500	05/01/43		69,402
125,928	3.000	06/01/43		127,463
1,142,039	3.000	07/01/43		1,155,957
1,804,742	3.500	07/01/43		1,869,010
305,195	3.500	08/01/43		316,184
38,445	3.500	09/01/43		39,955
96,790	3.500	01/01/44		100,594
241,743	3.500	04/01/45		251,016
1,526,251	4.500	04/01/45		1,670,529
178,969	4.500	05/01/45		195,916
65,665	3.500	06/01/45		68,183
25,014	3.500	09/01/45		25,978
48,845	3.500	10/01/45		50,703
45,691	3.500	11/01/45		47,429
987,807	4.000	11/01/45		1,041,191
69,214	3.500	01/01/46		71,848
911,062	3.500	06/01/46		949,711
47,000,000	4.000	TBA-30yr	(c)	49,478,517

				71,222,788

GNMA – 14.6%
72,354	7.000	12/15/27		79,156
13,856	6.500	08/15/28		15,291
99,546	6.000	01/15/29		112,298
163,043	7.000	10/15/29		188,665
53,044	5.500	11/15/32		59,407
838,283	5.500	12/15/32		942,602
32,689	5.500	01/15/33		36,567
66,928	5.500	02/15/33		74,454
63,976	5.500	03/15/33		71,171
63,553	5.500	07/15/33		70,930
33,217	5.500	08/15/33		36,952
21,875	5.500	09/15/33		24,335

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$40,874	5.500%	04/15/34	$45,458
19,011	5.500	05/15/34	21,142
409,247	5.500	06/15/34	455,137
302,533	5.500	09/15/34	336,457
275,524	5.500	12/15/34	306,420
235,114	5.500	01/15/35	261,478
181,617	5.000	03/15/38	199,381
1,596	5.000	11/15/38	1,760
10,678	4.000	02/20/41	11,367
16,413	4.000	11/20/41	17,438
2,705	4.000	01/20/42	2,874
8,791	4.000	04/20/42	9,341
4,762	4.000	10/20/42	5,060
661,610	4.000	08/20/43	702,133
6,664,335	4.000	10/20/43	7,072,526
9,488	4.000	03/20/44	10,069
11,540	4.000	05/20/44	12,247
802,233	4.000	11/20/44	850,868
3,635,950	4.000	06/20/45	3,855,243
2,607,435	4.000	07/20/45	2,764,696
3,800,049	4.000	09/20/45	4,025,677
4,169,872	4.000	10/20/45	4,417,458
813,818	4.000	11/20/45	862,138
3,165,443	4.000	01/20/46	3,349,434
1,547,628	4.000	02/20/46	1,637,584
4,367,192	4.000	04/20/46	4,621,035
562,644	4.000	05/20/46	595,348
3,456,536	4.000	05/20/47	3,647,185
5,930,656	4.000	06/20/47	6,261,475
994,770	4.000	07/20/47	1,049,271
2,993,355	4.000	08/20/47	3,165,005

			52,284,533

TOTAL FEDERAL AGENCIES			$141,518,249

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $147,325,643)			$148,583,060

Agency Debentures – 9.9%
FHLB
$2,200,000	1.875%	03/13/20	$2,212,364
3,700,000	2.125	06/09/23	3,710,275
2,100,000	3.375	09/08/23	2,239,555
300,000	3.375	12/08/23	320,378
FNMA
1,400,000	1.875	09/24/26	1,331,260
2,600,000	6.250	05/15/29	3,501,238
4,000,000	6.625	11/15/30	5,674,360
Hashemite Kingdom of Jordan Government AID Bond(d)
4,600,000	2.503	10/30/20	4,702,856
Israel Government AID Bond(d)
1,400,000	5.500	09/18/23	1,656,004
500,000	5.500	12/04/23	591,870
700,000	5.500	04/26/24	839,006
New Valley Generation V
1,768,138	4.929	01/15/21	1,877,342
Tennessee Valley Authority
6,500,000	3.875	02/15/21	6,936,930

TOTAL AGENCY DEBENTURES
(Cost $35,078,918)			$35,593,438

Asset-Backed Securities – 10.9%
Automotive(e) – 2.9%
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A
$2,150,000	2.630%	12/20/21	$2,150,304

Chesapeake Funding II LLC Series 2017-2A, Class A1
1,850,000	1.990	05/15/29	1,851,415
Ford Credit Auto Owner Trust Series 2016-2, Class A
1,300,000	2.030	12/15/27	1,289,903
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1
2,000,000	1.650	05/15/20	2,000,421
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1
1,250,000	1.960	05/17/21	1,252,354
Mercedes-Benz Master Owner Trust Series 2017-BA, Class A (1M LIBOR + 0.420%)
1,850,000	1.654	05/16/22	1,855,761

			10,400,158

Sovereign – 0.0%
Small Business Administration
4,685	6.300	05/01/18	4,731
4,670	6.300	06/01/18	4,720

			9,451

Student Loan – 8.0%
Access Group, Inc. Series 2005-2, Class A3 (3M USD LIBOR + 0.180%)
631,074	1.352	11/22/24	631,072
Access Group, Inc. Series 2015-1, Class A(e) (1M USD LIBOR + 0.700%)
633,530	1.934	07/25/56	634,307
ECMC Group Student Loan Trust Series 2016-1A, Class A(e) (1M USD LIBOR + 1.350%)
1,579,639	2.584	07/26/66	1,580,632
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(e) (1M USD LIBOR + 0.800%)
1,310,654	2.034	10/25/56	1,311,459
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(e) (1M USD LIBOR + 0.800%)
2,750,000	2.034	04/26/32	2,706,406
GCO Education Loan Funding Trust Series 2007-1A, Class A6L(e) (3M LIBOR + 0.110%)
1,709,701	1.427	11/25/26	1,699,034
Higher Education Funding I Series 2005-1, Class A4 (3M USD LIBOR + 0.140%)
104,553	1.329	02/25/30	104,525
Higher Education Funding I Series 2014-1, Class A(e) (3M USD LIBOR + 1.050%)
1,363,685	2.239	05/25/34	1,358,226
Navient Student Loan Trust Series 2016-5A, Class A(e) (1M USD LIBOR + 1.250%)
3,606,206	2.484	06/25/65	3,678,533
Navient Student Loan Trust Series 2016-7A, Class A(e) (1M USD LIBOR + 1.150%)
1,673,030	2.384	03/25/66	1,693,300
Navient Student Loan Trust Series 2017-4A, Class A2(e) (1M USD LIBOR + 0.500%)
850,000	1.755	09/27/66	853,242
Navient Student Loan Trust Series 2017-5A, Class A(e)
3,500,000	2.048	07/26/66	3,499,980

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan – (continued)
Nelnet Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.130%)
$211,537	1.417%		06/22/26	$211,464
Nelnet Student Loan Trust Series 2013-5A, Class A(e) (1M USD LIBOR + 0.630%)
331,471	1.864		01/25/37	329,046
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
692,991	2.056		07/25/41	690,553
PHEAA Student Loan Trust Series 2016-1A, Class A(e) (1M USD LIBOR + 1.150%)
1,702,626	2.384		09/25/65	1,732,873
Scholar Funding Trust Series 2013-A, Class A(e) (1M USD LIBOR + 0.650%)
2,048,965	1.884		01/30/45	2,028,160
SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
151,130	1.386		01/25/23	151,205
SLM Student Loan Trust Series 2004-8A, Class A6(e) (3M USD LIBOR + 0.630%)
850,000	1.786		01/25/40	850,250
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
1,982,272	2.856		07/25/23	2,039,250
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
800,000	2.020		05/01/35	790,072
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
157,054	1.286		01/26/26	157,005

				28,730,594

TOTAL ASSET-BACKED SECURITIES
(Cost $38,944,257)				$39,140,203

Municipal Debt Obligations – 2.0%
Alaska(f) – 0.7%
Alaska State Student Loan Corp. Series 2013, Class A
$2,592,417	1.734%		08/25/31	$2,552,248

				2,552,248

New Hampshire(f) – 0.4%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3
1,200,000	2.164		10/25/37	1,173,768

				1,173,768

New Jersey – 0.7%
New Jersey Economic Development Authority Series A
2,000,000	7.425		02/15/29	2,493,900

				2,493,900

Texas(f) – 0.2%
Brazos Higher Education Authority, Inc. Series 2005-2, Class I-A12
800,000	1.456		03/27/23	795,401

				795,401

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $6,562,108)				$7,015,317

U.S. Treasury Obligations – 40.7%
United States Treasury Bonds
3,830,000	3.625	%(g)	02/15/44	4,403,236
3,320,000	3.125		08/15/44	3,503,663
3,200,000	3.000		11/15/44	3,298,592
1,570,000	2.875		08/15/45	1,578,007
16,190,000	2.875		11/15/46	16,249,903
60,000	3.000		05/15/47	61,750
United States Treasury Inflation Indexed Bonds
5,044,933	0.125		04/15/18	5,049,120
1,672,496	0.125		04/15/20	1,681,243
1,653,616	0.250		01/15/25	1,638,204
344,787	0.875		02/15/47	340,112
United States Treasury Notes
10,050,000	1.250		11/30/18	10,034,222
13,700,000	1.250		12/31/18	13,676,299
2,650,000	1.500		08/15/20	2,642,235
6,900,000	1.750		12/31/20	6,913,731
3,570,000	1.375		04/30/21	3,524,840
7,100,000	1.125		06/30/21	6,936,487
7,090,000	1.125		07/31/21	6,917,784
820,000	1.875		01/31/22	820,476
5,920,000	1.875		04/30/22	5,914,553
500,000	2.000	(g)	07/31/22	501,960
1,810,000	1.875		10/31/22	1,803,792
5,660,000	2.125		07/31/24	5,651,623
500,000	2.125		05/15/25	496,820
400,000	2.000		08/15/25	393,172
19,210,000	2.250		11/15/25	19,210,960
9,180,000	1.625		05/15/26	8,708,332
United States Treasury Strip Coupon(b)
12,400,000	0.000		11/15/35	7,516,508
3,200,000	0.000		02/15/36	1,925,248
1,300,000	0.000		05/15/36	775,073
6,000,000	0.000		11/15/37	3,400,800

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $145,815,175)				$145,568,745

Shares	Distribution Rate			Value
Investment Company(h) – 5.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
20,262,525	0.927%			$20,262,525
(Cost $20,262,525)

TOTAL INVESTMENTS – 111.8%
(Cost $397,387,787)				$399,636,726

LIABILITIES IN EXCESS OF OTHER ASSETS – (11.8)%				(42,098,378)

NET ASSETS – 100.0%				$357,538,348

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $49,478,517 which represents approximately 13.8% of net assets as of September 30, 2017.
(d)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $7,789,736, which represents approximately 2.2% of net assets as of September 30, 2017.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of

Rule 144A securities amounts to $34,355,606, which represents approximately 9.6% of net assets as of September 30, 2017 and are unaudited.
(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Represents an Affiliated Issuer.

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.500%	TBA-30yr	10/12/17	$(4,000,000)	$(4,124,375)
FNMA	3.000	TBA-30yr	10/12/17	(4,000,000)	(4,012,500)
FNMA	3.500	TBA-30yr	10/12/17	(1,000,000)	(1,030,860)
GNMA	4.000	TBA-30yr	10/23/17	(8,000,000)	(8,423,750)
TOTAL (Proceeds Receivable: $17,636,133)					$(17,591,485)

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
2 Year U.S. Treasury Notes	75	12/29/17	$16,177,734	$(45,438)
10 Year U.S. Treasury Notes	231	12/19/17	28,947,188	(317,700)
Total				$(363,138)
Short position contracts:
Eurodollars	(90)	12/17/18	(22,080,375)	(8,008)
5 Year U.S. Treasury Notes	(5)	12/29/17	(587,500)	6,788
Ultra 10 Year U.S. Treasury Notes	(3)	12/19/17	(402,984)	4,720
Ultra Long U.S. Treasury Bonds	(66)	12/19/17	(10,898,250)	185,421
U.S. Long Bonds	(1)	12/19/17	(152,813)	2,286
Total				$191,207
TOTAL FUTURES CONTRACTS				$(171,931)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.142%(a)	3M LIBOR(b)	07/03/23	$1,900,000	(c)	$(83)	$(1,485)	$1,402
3M LIBOR(d)	2.065%(a)	08/06/23	6,490,000	(c)	(27,861)	3,545	(31,406)
3M LIBOR(b)	2.377(a)	07/03/28	5,750,000	(c)	(710)	93	(803)
2.346(a)	3M LIBOR(b)	08/06/28	3,660,000	(c)	14,114	(4,275)	18,389
1.231(d)	3M LIBOR	09/09/36	9,100,000		1,305,011	18,435	1,286,576
2.560(a)	3M LIBOR(b)	07/03/48	2,400,000	(c)	3,599	86	3,513
TOTAL					$1,294,070	$16,399	$1,277,671

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(d)	Payments made annually.

OPTIONS CONTRACTS — At September 30, 2017, the Fund had the following options contracts:

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Puts:
Eurodollar Futures	CitiGroup Global Markets, Inc., 1Y Mid Curve	$98.00	06/15/18	83	$207,500	$32,163	$23,012	$9,151

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations(a) – 0.1%
Banks – 0.1%
DnB Boligkreditt AS
$800,000	1.450%	03/21/19	$799,742

Mortgage-Backed Obligations – 46.0%
Collateralized Mortgage Obligations – 32.9%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$62	1,004.961%	12/25/20	$229

Regular Floater – 32.3%
FHLMC REMIC Series 1826, Class F (1M LIBOR + 0.400%)
14,478	1.627	09/15/21	14,507
FHLMC REMIC Series 3049, Class FP (1M LIBOR + 0.350%)
3,660,325	1.577	10/15/35	3,647,546
FHLMC REMIC Series 3208, Class FB (1M LIBOR + 0.400%)
498,205	1.627	08/15/36	499,031
FHLMC REMIC Series 3208, Class FD (1M LIBOR + 0.400%)
1,215,400	1.627	08/15/36	1,221,468
FHLMC REMIC Series 3208, Class FG (1M LIBOR + 0.400%)
1,182,552	1.627	08/15/36	1,188,455
FHLMC REMIC Series 3307, Class FA (1M LIBOR + 0.430%)
8,877,334	1.664	07/15/34	8,906,234
FHLMC REMIC Series 3312, Class HF (1M LIBOR + 0.300%)
4,125,669	1.527	08/15/33	4,134,859
FHLMC REMIC Series 3371, Class FA (1M LIBOR + 0.600%)
818,223	1.827	09/15/37	826,071
FHLMC REMIC Series 3374, Class FT (1M LIBOR + 0.300%)
193,141	1.527	04/15/37	192,978
FHLMC REMIC Series 3471, Class FB (1M LIBOR + 1.000%)
1,760,593	2.234	08/15/35	1,797,343
FHLMC REMIC Series 3545, Class FA (1M LIBOR + 0.850%)
368,562	2.077	06/15/39	372,375
FHLMC REMIC Series 4039, Class FA (1M LIBOR + 0.500%)
2,775,061	1.727	05/15/42	2,796,200
FHLMC REMIC Series 4057, Class CF (1M LIBOR + 0.450%)
4,999,490	1.677	04/15/39	5,014,802
FHLMC REMIC Series 4272, Class FD (1M LIBOR + 0.350%)
5,033,328	1.584	11/15/43	5,037,167
FHLMC REMIC Series 4316, Class FY (1M LIBOR + 0.400%)
1,765,110	1.627	11/15/39	1,769,534
FHLMC REMIC Series 4477, Class FG (1M LIBOR + 0.300%)
6,242,600	1.527	10/15/40	6,226,571
FHLMC REMIC Series 4508, Class CF (1M LIBOR + 0.400%)
12,604,832	1.627	09/15/45	12,634,424
FHLMC REMIC Series 4614, Class FK (1M LIBOR + 0.500%)
8,759,554	1.727	09/15/46	8,826,906
FHLMC REMIC Series 4631, Class GF (1M LIBOR + 0.500%)
14,428,932	1.727	11/15/46	14,537,993
FHLMC REMIC Series 4637, Class QF (1M LIBOR + 1.000%)
14,835,420	2.237	04/15/44	14,914,578
FHLMC REMIC Series 4680, Class YF (1M LIBOR + 1.000%)
9,629,944	2.232	12/15/46	9,676,627
FHLMC STRIPS Series 237, Class F23 (1M LIBOR + 0.400%)
338,786	1.634	05/15/36	339,016
FHLMC STRIPS Series 350, Class F2 (1M LIBOR + 0.350%)
19,303,332	1.587	09/15/40	19,282,635

Mortgage-Backed Obligations – (continued)
Regular Floater – (continued)
FNMA REMIC Series 1998-66, Class FC (1M LIBOR + 0.500%)
46,138	1.734	11/17/28	46,357
FNMA REMIC Series 2006-42, Class CF (1M LIBOR + 0.450%)
7,933,915	1.684	06/25/36	7,972,114
FNMA REMIC Series 2006-72, Class XF (1M LIBOR + 0.500%)
336,836	1.734	08/25/36	338,192
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
51,771	1.584	04/25/37	51,892
FNMA REMIC Series 2007-36, Class F (1M LIBOR + 0.230%)
1,049,170	1.467	04/25/37	1,044,675
FNMA REMIC Series 2007-92, Class OF (1M LIBOR + 0.570%)
391,206	1.804	09/25/37	394,737
FNMA REMIC Series 2008-22, Class FD (1M LIBOR + 0.840%)
526,892	2.077	04/25/48	535,205
FNMA REMIC Series 2009-75, Class MF (1M LIBOR + 1.150%)
804,621	2.384	09/25/39	824,700
FNMA REMIC Series 2010-123, Class FL (1M LIBOR + 0.430%)
1,669,275	1.664	11/25/40	1,675,093
FNMA REMIC Series 2010-8, Class FE (1M LIBOR + 0.790%)
9,003,988	2.024	02/25/40	9,118,261
FNMA REMIC Series 2011-110, Class FE (1M LIBOR + 0.400%)
2,779,150	1.634	04/25/41	2,787,723
FNMA REMIC Series 2011-53, Class FT (1M LIBOR + 0.580%)
617,683	1.814	06/25/41	622,996
FNMA REMIC Series 2011-63, Class FG (1M LIBOR + 0.450%)
619,277	1.684	07/25/41	622,489
FNMA REMIC Series 2012-56, Class FG (1M LIBOR + 0.500%)
2,123,571	1.734	03/25/39	2,132,089
FNMA REMIC Series 2013-96, Class FW (1M LIBOR + 0.400%)
158,378	1.634	09/25/43	158,899
FNMA REMIC Series 2014-19, Class FA (1M LIBOR + 0.400%)
1,584,524	1.634	11/25/39	1,588,353
FNMA REMIC Series 2014-19, Class FJ (1M LIBOR + 0.400%)
1,790,860	1.634	11/25/39	1,795,251
FNMA REMIC Series 2016-1, Class FT (1M LIBOR + 0.350%)
6,236,185	1.587	02/25/46	6,242,980
FNMA REMIC Series 2016-23, Class FT (1M LIBOR + 0.500%)
1,213,635	1.734	11/25/45	1,222,462
FNMA REMIC Series 2016-33, Class PF (1M LIBOR + 0.500%)
2,584,652	1.734	06/25/46	2,605,014
FNMA REMIC Series 2017-16, Class FG (1M LIBOR + 0.450%)
19,085,446	1.687	03/25/47	19,195,725
FNMA REMIC Series 2017-45, Class FA (1M LIBOR + 0.320%)
11,958,898	1.557	06/25/47	11,950,356
FNMA REMIC Series 2017-57, Class FA (1M LIBOR + 0.400%)
19,604,122	1.637	08/25/57	19,658,654
GNMA REMIC Series 2008-51, Class FG (1M LIBOR + 0.770%)
1,913,873	2.004	06/16/38	1,947,427
GNMA REMIC Series 2010-53, Class FC (1M LIBOR + 0.820%)
846,688	2.056	04/20/40	857,695
GNMA REMIC Series 2011-101, Class EF (1M LIBOR + 0.860%)
7,155,793	2.094	10/16/39	7,277,013
GNMA REMIC Series 2011-117, Class FJ (1M LIBOR + 0.870%)
4,865,545	2.106	08/20/41	4,959,785
GNMA REMIC Series 2012-12, Class HF (1M LIBOR + 0.400%)
1,109,573	1.636	01/20/42	1,109,364

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater – (continued)
NCUA Guaranteed Notes Series 2011-R1, Class 1A (1M LIBOR + 0.450%)
$452,048	1.688%	01/08/20	$452,914
NCUA Guaranteed Notes Series 2011-R2, Class 1A (1M LIBOR + 0.400%)
1,400,492	1.638	02/06/20	1,402,352
NCUA Guaranteed Notes Series 2011-R3, Class 1A (1M LIBOR + 0.400%)
1,137,899	1.637	03/11/20	1,139,455
NCUA Guaranteed Notes Series 2011-R4, Class 1A (1M LIBOR + 0.380%)
43,852	1.611	03/06/20	43,852

			235,631,394

Sequential Fixed Rate – 0.1%
FHLMC REMIC Series 4248, Class LM
706,435	6.500	05/15/41	819,574

Sequential Floating Rate – 0.5%
FHLMC REMIC Series 3588, Class CW
2,196,113	3.645	10/15/37	2,304,108
FNMA REMIC Series 1990-145, Class A
25,354	1.945	12/25/20	25,412
FNMA REMIC Series 1997-20, Class F
121,788	1.422	03/25/27	121,911
Mill City Mortgage Loan Trust Series 2016-1, Class A1(a)
945,618	2.500	04/25/57	944,765

			3,396,196

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$239,847,393

Commercial Mortgage-Backed Securities – 9.3%
Sequential Floating Rate – 9.3%
FNMA ACES Series 2013-M11, Class FA (1M LIBOR + 0.330%)
$11,276	1.567%	01/25/18	$11,269
FHLMC Multifamily Structured Pass-Through Certificates Series KF02, Class A1 (1M LIBOR + 0.380%)
259,013	1.612	07/25/20	258,997
FHLMC Multifamily Structured Pass Through Certificates Series KF03, Class A (1M LIBOR + 0.340%)
2,894,589	1.572	01/25/21	2,893,683
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A (1M LIBOR + 0.380%)
5,387,695	1.612	08/25/23	5,387,676
FHLMC Multifamily Structured Pass-Through Certificates Series KF19, Class A (1M LIBOR + 0.450%)
6,453,100	1.682	06/25/23	6,461,148
FNMA ACES Series 2017-M5, Class FA (1M LIBOR + 0.490%)
18,945,863	1.721	04/25/24	18,977,941
FHLMC Multifamily Structured Pass-Through Certificates Series KF31, Class A (1M LIBOR + 0.370%)
7,000,000	1.602	04/25/24	7,002,205
FHLMC Multifamily Structured Pass-Through Certificates Series KF32, Class A (1M LIBOR + 0.370%)
12,999,278	1.602	05/25/24	13,011,088

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series J15L, Class AFL (1M LIBOR + 0.350%)
13,951,071	1.582	08/25/25	13,936,380

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$67,940,387

Federal Agencies – 3.8%
Adjustable Rate FHLMC – 0.8%
(COF + 1.925%)
$4,221	2.589%	08/01/18	$4,232
(COF + 2.000%)
1,892	2.625	11/01/18	1,900
(3 year CMT + 2.125%)
1,228	3.089	11/01/18	1,228
(COF + 1.625%)
918	2.250	02/01/19	919
(COF + 1.250%)
3,111	1.895	03/01/19	3,108
(COF + 1.915%)
591	2.540	03/01/19	592
(COF + 1.078%)
5,227	2.110	06/01/19	5,233
(COF + 1.645%)
1,617	2.270	07/01/19	1,617
(COF + 1.887%)
67,073	2.546	11/01/19	67,275
(1 year CMT + 2.136%)
54,012	6.880	11/01/19	55,430
(COF + 1.250%)
4,583	3.342	01/01/20	4,604
(COF + 1.250%)
11,118	1.895	05/01/21	11,128
(COF + 1.250%)
1,662	1.895	10/01/26	1,670
(3 year CMT + 2.553%)
388,381	3.506	08/01/28	403,246
(6M CMT + 2.235%)
124,293	3.518	05/01/29	128,153
(COF + 1.250%)
8,998	4.099	06/01/29	9,593
(COF + 1.250%)
22,207	1.841	04/01/30	22,326
(COF + 1.249%)
17,708	4.398	06/01/30	18,879
(6M USD LIBOR + 2.173%)
106,340	3.548	12/01/30	110,830
(COF + 1.198%)
6,867	2.448	02/01/31	6,936
(12M MTA + 2.155%)
6,615	2.807	06/01/31	6,901
(12M USD LIBOR + 1.860%)
1,326,439	3.708	05/01/34	1,397,338
(12M USD LIBOR + 1.750%)
1,006,609	3.533	05/01/35	1,057,034
(3 year CMT + 2.333%)
50,384	4.407	05/01/35	52,032

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Federal Agencies – (continued)
Adjustable Rate FHLMC – (continued)
(1 year CMT + 2.282%)
$2,399,616	2.891%	01/01/38	$2,537,085

			5,909,289

Adjustable Rate FNMA – 1.1%
(COF + 1.350%)
659	1.958	03/01/18	659
(COF + 1.250%)
625	2.635	03/01/18	624
(COF + 1.350%)
7,114	2.026	07/01/18	7,107
(COF + 1.250%)
3,746	1.878	10/01/18	3,747
(COF + 1.250%)
1,867	2.673	10/01/18	1,865
(COF + 1.250%)
4,579	2.721	10/01/18	4,578
(COF + 1.250%)
12,432	1.875	01/01/19	12,440
(COF + 1.650%)
22,245	3.973	04/01/19	22,477
(COF + 1.250%)
2,897	6.043	04/01/19	2,938
(COF + 1.250%)
89,475	1.875	05/01/19	89,603
(6 Month CMT + 1.999%)
3,788	6.099	07/01/19	3,838
(COF + 1.650%)
19,515	4.288	08/01/19	19,739
(1 year CMT + 2.896%)
15,469	6.686	05/01/20	15,993
(COF + 1.250%)
41,816	1.875	06/01/20	41,866
(1 year CMT + 2.000%)
2,789	6.713	02/01/22	2,912
17,135	2.566	05/20/22	17,113
(6M USD LIBOR + 1.822%)
69,055	3.197	02/01/23	70,640
(6M USD LIBOR + 1.869%)
149,329	3.314	01/01/24	153,298
(6M USD LIBOR + 1.925%)
204,105	3.300	03/01/24	209,860
94,951	2.472	06/20/24	94,821
(3 year CMT + 1.850%)
745	2.975	08/01/24	746
(6M CMT + 1.865%)
42,973	5.115	01/01/25	45,625
(COF + 1.250%)
6,810	3.293	06/01/27	6,941
(COF + 1.250%)
5,096	4.250	12/01/27	5,432
(COF + 1.250%)
6,035	4.489	01/01/28	6,434
(COF + 1.250%)
5,594	1.849	06/01/29	5,641
(COF + 1.250%)
7,117	2.103	06/01/29	7,207

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA – (continued)
(1 year CMT + 2.275%)
1,209,293	3.228	07/01/33	1,275,725
(1 year CMT + 2.360%)
280,311	3.229	11/01/34	297,321
(COF + 1.254%)
4,092	3.919	05/01/36	4,257
(12M USD LIBOR + 1.930%)
1,468,744	3.519	03/01/37	1,552,670
(12M USD LIBOR + 1.825%)
188,781	3.575	09/01/37	200,434
(12M MTA + 1.400%)
57,899	2.230	06/01/40	58,460
(12M MTA + 1.400%)
5,744	2.030	02/01/41	5,764
(12M USD LIBOR + 1.580%)
1,179,192	2.514	04/01/44	1,226,200
(12M USD LIBOR + 1.550%)
2,645,330	2.583	09/01/44	2,700,457

			8,175,432

Adjustable Rate GNMA – 0.2%
908,138	2.625	04/20/33	931,327
188,524	2.625	05/20/33	196,226
352,173	2.125	08/20/34	361,367

			1,488,920

FHLMC – 0.1%
34,879	5.500	01/01/20	35,808
45,246	7.000	04/01/21	47,049
22,485	7.000	08/01/21	23,640
68,850	7.000	05/01/22	72,923
213,981	7.000	06/01/22	226,225
1,613	4.500	05/01/23	1,709

			407,354

FNMA – 1.6%
3,680	5.500	03/01/18	3,700
180	5.500	04/01/18	180
1,968	5.000	09/01/19	2,022
209	5.000	11/01/19	211
2,343	5.000	01/01/20	2,398
21,901	7.000	07/01/21	22,971
53,828	7.000	11/01/21	56,849
33,025	7.000	12/01/21	33,382
80,931	7.000	01/01/22	83,246
12,023	7.000	02/01/22	12,680
46,375	7.000	01/01/28	50,236
19,569	6.500	04/01/33	22,811
23,381	6.000	05/01/38	26,543
29,446	6.000	11/01/38	33,433
65,832	6.000	09/01/39	74,741
24,090	6.000	10/01/39	27,415
16,826	6.000	10/01/40	19,100
24,151	6.000	05/01/41	27,412
9,716,793	4.000	10/01/42	10,295,884
854,187	3.500	05/01/46	881,202

			11,676,416

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
GNMA – 0.0%
$24,242	7.000%	04/15/26	$26,336

TOTAL FEDERAL AGENCIES			$27,683,747

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $335,047,703)			$335,471,527

Agency Debenture(c) – 0.5%
Hashemite Kingdom of Jordan Government AID Bond
$4,000,000	2.503%	10/30/20	$4,089,440

Asset-Backed Securities – 43.8%
Automotive – 4.0%
Ally Master Owner Trust Series 2017-3, Class A1 (1M LIBOR + 0.430%)
$11,500,000	1.664%	06/15/22	$11,514,007
Chesapeake Funding II LLC Series 2016-2A, Class A2(a) (1M USD LIBOR + 1.000%)
2,497,478	2.227	06/15/28	2,512,838
Chesapeake Funding II LLC Series 2017-3A, Class A2(a) (1M USD LIBOR + 0.340%)
5,250,000	1.913	08/15/29	5,256,134
GMF Floorplan Owner Revolving Trust Series 2017-2, Class A2(a)
9,650,000	1.664	07/15/22	9,664,098

			28,947,077

Collateralized Loan Obligations(a) – 15.1%
ACIS CLO Ltd. Series 2013-1A, Class A1 (3M USD LIBOR + 0.870%)
1,015,170	2.028	04/18/24	1,015,744
AIMCO CLO Series 2014-AA, Class AR (3M USD LIBOR + 1.100%)
2,650,000	2.181	07/20/26	2,649,981
Anchorage Capital CLO 4 Ltd. Series 2014-4A, Class A1AR (3M USD LIBOR + 1.140%)
3,150,000	2.312	07/28/26	3,156,278
Apex Credit CLO II LLC Series 2017-2A, Class A
3,000,000	2.600	09/20/29	3,013,740
Atrium X CLO Series 2017-10A, Class AR (3M USD LIBOR + 0.950%)
2,600,000	2.036	07/16/25	2,605,837
B&M CLO Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
750,000	2.558	04/16/26	749,827
Benefit Street Partners CLO II Ltd. Series 2013-IIA, Class A1R (3M USD LIBOR + 1.250%)
6,000,000	2.454	07/15/29	6,040,296
CBAM CLO Management LLC Series 2017-2A, Class A (3M USD LIBOR + 1.240%)
3,500,000	2.631	10/17/29	3,517,836
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R (3M USD LIBOR + 1.230%)
1,700,000	2.519	06/09/30	1,705,117

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a) – (continued)
Crown Point CLO Ltd. Series 2012-1A, Class A1LA (3M USD LIBOR + 0.750%)
71,606	1.922	11/21/22	71,614
Crown Point CLO Ltd. Series 2013-2A, Class A1L (3M USD LIBOR + 0.970%)
4,514,291	2.128	12/31/23	4,502,514
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
2,500,000	2.469	07/15/26	2,504,955
Dryden XXVI Senior Loan Fund Series 2013-26A, Class A (3M USD LIBOR + 1.100%)
1,704,876	2.258	07/15/25	1,705,340
ICG US CLO Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.150%)
2,100,000	2.306	04/20/26	2,094,559
Jamestown CLO VII Ltd. Series 2015-7A, Class A1 (3M USD LIBOR + 1.550%)
2,350,000	2.706	07/25/27	2,351,121
Jamestown CLO X Ltd. Series 2017-10A, Class A1 (3M USD LIBOR + 1.250%)
4,750,000	2.720	07/17/29	4,777,360
LCM XVI LP Series 2017-16A, Class AR (3M USD LIBOR + 1.030%)
3,650,000	2.188	07/15/26	3,653,756
OCP CLO Ltd. Series 2012-2A, Class A1R (3M USD LIBOR + 1.400%)
650,000	2.572	11/22/25	653,608
OCP CLO Ltd. Series 2014-5A, Class A1 (3M USD LIBOR + 1.000%)
7,480,000	2.167	04/26/26	7,495,327
OCP CLO Ltd. Series 2017-13A, Class A1A (3M USD LIBOR + 1.260%)
3,150,000	2.561	07/15/30	3,169,221
OFSI Fund V Ltd. Series 2013-5A, Class A1LA (3M USD LIBOR + 0.930%)
778,702	2.088	04/17/25	779,010
OFSI Fund VI Ltd. Series 2014-6A, Class A1 (3M USD LIBOR + 1.030%)
2,250,000	2.188	03/20/25	2,234,065
OFSI Fund VII Ltd. Series 2014-7A, Class A (3M USD LIBOR + 1.340%)
2,100,000	2.498	10/18/26	2,101,048
OFSI Fund VII Ltd. Series 2014-7A, Class AR
3,550,000	2.200	10/18/26	3,566,259
Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1
3,700,000	2.060	10/15/25	3,699,978
Regatta III Funding Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.050%)
4,900,000	2.346	04/15/26	4,908,129
Shackleton CLO Ltd. Series 2014-5A, Class AR (3M USD LIBOR + 1.140%)
5,200,000	2.319	05/07/26	5,207,504
Sound Point CLO VI Ltd. Series 2014-2A, Class A2R (3M USD LIBOR + 1.140%)
2,250,000	2.296	10/20/26	2,255,715

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a) – (continued)
Sound Point CLO Vlll Ltd. Series 2015-1A, Class A (3M USD LIBOR + 1.530%)
$5,100,000	2.688%	04/15/27	$5,107,512
TRESTLES CLO Ltd. Series 2017-1A, Class A1A (3M USD LIBOR + 1.290%)
6,350,000	2.594	07/25/29	6,374,727
Trinitas CLO II Ltd. Series 2014-2A, Class A1R (3M USD LIBOR + 1.180%)
6,250,000	2.339	07/15/26	6,258,912
Voya CLO Ltd. Series 2017-3A, Class A1A (3M USD LIBOR + 1.230%)
8,750,000	2.548	07/20/30	8,790,075
Zais CLO 1 Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
1,700,000	2.558	04/15/26	1,707,145

			110,424,110

Credit Card – 7.9%
Bank of America Credit Card Trust Series 2014-A1, Class A (1M LIBOR + 0.380%)
5,650,000	1.614	06/15/21	5,672,685
CARDS II Trust Series 2016-1A, Class A(a) (1M LIBOR + 0.700%)
1,500,000	1.934	07/15/21	1,506,229
CARDS II Trust Series 2017-1A, Class A(a) (1M LIBOR + 0.370%)
2,500,000	1.604	04/18/22	2,506,138
Chase Issuance Trust Series 2013-A9, Class A (1M LIBOR + 0.420%)
10,000,000	1.654	11/16/20	10,040,478
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 (1M LIBOR + 0.430%)
3,900,000	1.665	09/10/20	3,914,944
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5 (1M LIBOR + 0.620%)
10,100,000	1.856	04/22/26	10,201,535
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7 (1M LIBOR + 0.370%)
7,650,000	1.602	08/08/24	7,677,542
Evergreen Credit Card Trust Series 2016-1, Class A(a) (1M LIBOR + 0.720%)
2,550,000	1.954	04/15/20	2,557,673
Golden Credit Card Trust Series 2017-4A, Class A(a)
11,200,000	1.754	07/15/24	11,211,389
Trillium Credit Card Trust II Series 2016-1A, Class A(a) (1M LIBOR + 0.720%)
2,800,000	1.958	05/26/21	2,804,269

			58,092,882

Student Loan – 16.8%
Academic Loan Funding Trust Series 2013-1, Class A(a) (1M USD LIBOR + 0.800%)
2,738,838	2.034	12/26/44	2,727,103
Access Group, Inc. Series 2005-2, Class A3 (3M USD LIBOR + 0.180%)
734,684	1.352	11/22/24	734,681

Asset-Backed Securities – (continued)
Student Loan – (continued)
Access Group, Inc. Series 2013-1, Class A(a) (1M USD LIBOR + 0.500%)
1,229,998	1.734	02/25/36	1,223,189
Access Group, Inc. Series 2015-1, Class A(a) (1M USD LIBOR + 0.700%)
1,362,090	1.934	07/25/56	1,363,760
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A (1M USD LIBOR + 0.800%)
2,237,537	2.034	02/25/41	2,236,853
Bank of America Student Loan Trust Series 2010-1A, Class A(a) (3M USD LIBOR + 0.800%)
1,404,172	1.956	02/25/43	1,411,024
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.800%)
290,472	1.989	02/25/30	291,963
ECMC Group Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.350%)
1,502,584	2.584	07/26/66	1,503,528
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a) (1M USD LIBOR + 0.800%)
2,142,391	2.034	06/25/26	2,144,622
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(a) (1M USD LIBOR + 0.800%)
3,000,000	2.034	04/26/32	2,952,443
Educational Funding of the South, Inc. Series 2012-1, Class A (1M USD LIBOR + 1.050%)
2,221,939	2.284	03/25/36	2,233,147
Educational Services of America, Inc. Series 2010-1, Class A1(a) (3M USD LIBOR + 0.850%)
1,342,343	2.006	07/25/23	1,343,207
Educational Services of America, Inc. Series 2012-1, Class A1(a) (1M USD LIBOR + 1.150%)
2,465,306	2.384	09/25/40	2,500,909
Educational Services of America, Inc. Series 2014-1, Class A(a) (1M USD LIBOR + 0.700%)
2,222,325	1.934	02/25/39	2,194,076
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(a) (1M USD LIBOR + 1.350%)
1,950,000	2.584	03/25/36	1,977,446
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(a) (1M USD LIBOR + 1.000%)
1,200,000	2.234	04/25/33	1,199,999
GCO Education Loan Funding Master Trust-II Series 2006-2A, Class A3L(a) (3M USD LIBOR + 0.120%)
66,918	1.309	08/25/28	66,909
GCO Education Loan Funding Trust Series 2006-1, Class A8L (3M USD LIBOR + 0.130%)
8,446,989	1.319	05/25/25	8,430,165
GCO Education Loan Funding Trust Series 2007-1A, Class A6L(a) (3M LIBOR + 0.110%)
1,894,533	1.427	11/25/26	1,882,713
Goal Capital Funding Trust Series 2007-1, Class A3 (3M USD LIBOR + 0.090%)
1,866,384	1.386	09/25/28	1,865,562
Goal Capital Funding Trust Series 2010-1, Class A(a) (3M USD LIBOR + 0.700%)
58,167	1.889	08/25/48	57,664

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan – (continued)
Higher Education Funding I Series 2005-1, Class A4 (3M USD LIBOR + 0.140%)
$123,562	1.329%	02/25/30	$123,529
Higher Education Funding I Series 2014-1, Class A(a) (3M USD LIBOR + 1.050%)
1,500,054	2.239	05/25/34	1,494,048
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,150,000	2.056	07/25/45	1,153,748
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1 (1M USD LIBOR + 0.750%)
4,590,768	1.982	12/01/31	4,573,323
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
1,594,154	2.139	02/25/42	1,602,279
Massachusetts Educational Financing Authority Series 2008-1, Class A1 (3M USD LIBOR + 0.950%)
578,035	2.106	04/25/38	582,689
Missouri Higher Education Loan Authority Series 2010-2, Class A1 (3M USD LIBOR + 0.850%)
2,920,033	2.039	08/27/29	2,939,596
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
3,376,123	2.231	05/20/30	3,394,062
Navient Student Loan Trust Series 2016-5A, Class A(a) (1M USD LIBOR + 1.250%)
3,298,359	2.484	06/25/65	3,364,512
Navient Student Loan Trust Series 2016-7A, Class A(a) (1M USD LIBOR + 1.150%)
1,627,813	2.384	03/25/66	1,647,535
NCUA Guaranteed Notes Series 2010-A1, Class A (1M LIBOR + 0.350%)
218,316	1.582	12/07/20	218,460
Nelnet Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.130%)
246,793	1.417	06/22/26	246,708
Nelnet Student Loan Trust Series 2006-1, Class A5 (3M USD LIBOR + 0.110%)
7,526,347	1.296	08/23/27	7,505,218
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
2,039,082	1.256	01/25/30	2,036,401
Nelnet Student Loan Trust Series 2013-5A, Class A(a) (1M USD LIBOR + 0.630%)
662,941	1.864	01/25/37	658,091
Nelnet Student Loan Trust Series 2014-4A, Class A1(a) (1M USD LIBOR + 0.540%)
10,613,405	1.774	11/27/39	10,657,944
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
764,680	2.056	07/25/41	761,989
Northstar Education Finance, Inc. Series 2012-1, Class A(a) (1M USD LIBOR + 0.700%)
711,149	1.934	12/26/31	705,581
Rhode Island Student Loan Authority Series 2012-1, Class A1 (1M USD LIBOR + 0.900%)
2,206,441	2.132	07/01/31	2,197,985

Asset-Backed Securities – (continued)
Student Loan – (continued)
Scholar Funding Trust Series 2010-A, Class A(a) (3M USD LIBOR + 0.750%)
695,206	1.922	10/28/41	690,669
Scholar Funding Trust Series 2013-A, Class A(a) (1M USD LIBOR + 0.650%)
2,731,389	1.884	01/30/45	2,703,655
SLC Student Loan Center Series 2011-1, Class A(a) (1M USD LIBOR + 1.220%)
1,189,763	2.454	10/25/27	1,205,841
SLC Student Loan Trust Series 2005-1, Class A3 (3M USD LIBOR + 0.100%)
7,509,794	1.282	02/15/25	7,502,356
SLC Student Loan Trust Series 2010-1, Class A (3M USD LIBOR + 0.875%)
826,868	2.064	11/25/42	839,170
SLM Student Loan Trust Series 2003-12, Class A5(a) (3M USD LIBOR + 0.280%)
349,521	1.526	09/15/22	349,715
SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
174,993	1.386	01/25/23	175,079
SLM Student Loan Trust Series 2004-1, Class A3 (3M USD LIBOR + 0.210%)
792,345	1.366	04/25/23	792,582
SLM Student Loan Trust Series 2004-8A, Class A5(a) (3M USD LIBOR + 0.500%)
1,134,585	1.656	04/25/24	1,138,215
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
11,250,000	1.296	10/25/28	11,194,362
SLM Student Loan Trust Series 2005-9, Class A6 (3M USD LIBOR + 0.550%)
1,873,342	1.706	10/26/26	1,878,167
SLM Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.110%)
665,461	1.266	07/25/25	665,427
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
644,844	1.906	04/25/23	643,700
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
648,050	2.856	07/25/23	666,678
SLM Student Loan Trust Series 2012-3, Class A (1M USD LIBOR + 0.650%)
1,141,058	1.884	12/26/25	1,149,791
SLM Student Loan Trust Series 2013-3, Class A2 (1M USD LIBOR + 0.300%)
60,240	1.534	05/26/20	60,267
SLM Student Loan Trust Series 2014-1, Class A2 (1M USD LIBOR + 0.380%)
89,861	1.614	07/26/21	89,893
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
678,892	1.998	10/01/24	681,382
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
900,000	2.020	05/01/35	888,831

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan – (continued)
Utah State Board of Regents Series 2015-1, Class A (1M USD LIBOR + 0.600%)
$2,715,132	1.834%	02/25/43	$2,709,046
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
174,505	1.286	01/26/26	174,450

			122,403,937

TOTAL ASSET-BACKED SECURITIES
(Cost $318,654,602)			$319,868,006

Municipal Debt Obligations – 2.5%
Alaska(d) – 0.3%
Alaska State Student Loan Corp. Series 2013, Class A
$2,008,210	1.734%	08/25/31	$1,977,093

New Hampshire(d) – 0.6%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3
1,300,000	2.010	10/25/37	1,271,582
New Hampshire State Higher Education Loan Corp. (Taxable – Student Loan) Series 2012-1
2,908,033	1.734	10/25/28	2,904,805

			4,176,387

New York(a) – 0.1%
FHLMC Multifamily ML Certificates Trust RB (Pass – Through) Series 2017-ML01
900,871	1.737	01/25/33	901,794

Rhode Island(d) – 0.1%
Rhode Island Student Loan Authority RB (Taxable – FFELP Loan Backed) Series 2014-1
565,741	1.932	10/02/28	565,985

Utah(d) – 1.4%
Utah State Board of Regents RB (Taxable-Student Loan) Series 2012-1
9,535,422	1.984	12/26/31	9,596,353
Utah State Board of Regents Student Loan RB (Taxable) Series 2011-A2
750,104	2.020	05/01/29	752,444

			10,348,797

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $17,977,414)			$17,970,056

U.S. Treasury Obligations – 2.6%
United States Treasury Inflation Indexed Bonds
$8,577,657	0.125%	04/15/18	$8,584,776
5,696,940	0.125	04/15/20	5,726,735
4,647,825	0.125	04/15/21	4,662,930

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,015,701)			$18,974,441

U.S. Treasury Obligations – (continued)
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $695,495,243)			$697,173,212

Short-term Investment(e) – 3.7%
Repurchase Agreements – 3.7%
Joint Repurchase Agreement Account II
$27,100,000	1.072%	10/02/17	$27,100,000
(Cost $27,100,000)

TOTAL INVESTMENTS – 99.2%
(Cost $722,595,243)			$724,273,212

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			5,514,210

NET ASSETS – 100.0%			$729,787,422

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $200,253,577, which represents approximately 27.4% of net assets as of September 30, 2017 and are unaudited.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $4,089,440, which represents approximately 0.6% of net assets as of September 30, 2017.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Joint repurchase agreement was entered into on September 29, 2017. Additional information appears on page 93.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	(43)	12/19/17	$(7,100,375)	$122,042
Ultra 10 Year U.S. Treasury Notes	(26)	12/19/17	(3,492,531)	40,907
2 Year U.S. Treasury Notes	(24)	12/29/17	(5,176,875)	14,959
5 Year U.S. Treasury Notes	(394)	12/29/17	(46,295,000)	304,963
20 Year U.S. Treasury Bonds	(30)	12/19/17	(4,584,375)	64,973
Total				$547,844
Short position contracts:
10 Year U.S. Treasury Notes	276	12/19/17	34,586,250	(373,322)
TOTAL FUTURES CONTRACTS				$174,522

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – 96.2%
United States Treasury Inflation Indexed Bonds
$3,343,008	0.125%		04/15/19	$3,356,480
22,012,224	1.875		07/15/19	22,939,379
20,877,756	1.250		07/15/20	21,758,171
46,013,468	0.125		04/15/21	46,163,011
14,268,032	0.625		01/15/24	14,577,648
4,278,401	0.125	(a)	07/15/24	4,237,927
60,563,686	0.250	(a)	01/15/25	59,999,232
4,934,870	2.375		01/15/25	5,641,198
26,090,119	0.375		07/15/25	26,111,774
43,217,729	0.625		01/15/26	43,822,777
3,574,340	0.125		07/15/26	3,477,940
22,062,096	2.500		01/15/29	26,651,012
4,077,216	2.125		02/15/40	5,137,211
31,835,805	1.375		02/15/44	35,174,745
9,491,789	0.875		02/15/47	9,363,080
United States Treasury Strip Coupon(b)
19,800,000	0.000		11/15/34	12,385,891
3,000,000	0.000		11/15/40	1,533,990

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $341,722,455)				$342,331,466

Shares	Distribution Rate	Value
Investment Company(c) – 1.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,846,883	0.927%	$5,846,883
(Cost $5,846,883)

TOTAL INVESTMENTS – 97.8%
(Cost $347,569,338)		$348,178,349

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		7,696,757

NET ASSETS – 100.0%		$355,875,106

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Represents Affiliated Issuer.

Currency Abbreviations:
CAD	—Canadian Dollar
USD	—U.S. Dollar

Investment Abbreviations:
CDOR	—Canadian Dollar Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
PLC	—Public Limited Company

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
2 Year U.S. Treasury Notes	110	12/29/17	$23,727,344	$(70,623)
5 Year U.S. Treasury Notes	162	12/29/17	19,035,000	(102,890)
10 Year U.S. Treasury Notes	564	12/19/17	70,676,250	(733,425)
Total				$(906,938)
Short position contracts:
Eurodollars	(45)	03/19/18	(11,071,125)	9,571
Eurodollars	(41)	06/18/18	(10,075,750)	5,992
Eurodollars	(39)	09/17/18	(9,576,450)	1,860
Eurodollars	(65)	12/17/18	(15,946,938)	(2,238)
Eurodollars	(39)	03/18/19	(9,563,775)	(2,040)
Eurodollars	(39)	06/17/19	(9,559,388)	(3,015)
Eurodollars	(39)	09/16/19	(9,555,487)	(4,965)
Eurodollars	(39)	12/16/19	(9,549,637)	28,672
Eurodollars	(39)	03/16/20	(9,546,712)	29,160
U.S. Long Bonds	(214)	12/19/17	(32,701,875)	470,768
Ultra Long U.S. Treasury Bonds	(68)	12/19/17	(11,228,500)	184,291
Ultra 10 Year U.S. Treasury Notes	(207)	12/19/17	(27,805,922)	289,170
Total				$1,007,226
TOTAL FUTURES CONTRACTS				$100,288

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)*
1.697%	3M LIBOR	BoA Securities LLC	06/02/21	$9,400	$161,407
1.475	3M LIBOR	BoA Securities LLC	08/03/21	4,200	105,529
1.492	3M LIBOR	BoA Securities LLC	08/15/21	4,200	98,970
3M LIBOR	1.880%	BoA Securities LLC	06/02/26	9,400	(216,590)
3M LIBOR	1.700	BoA Securities LLC	08/03/26	2,100	(79,896)
3M LIBOR	1.713	BoA Securities LLC	08/15/26	2,100	(76,006)
1.667	3M LIBOR	Barclays Bank PLC	06/20/19	3,900	41,426
1.642	3M LIBOR	Barclays Bank PLC	07/08/19	10,000	102,478
1.702	3M LIBOR	JPMorgan Securities, Inc.	05/26/19	9,300	100,880
TOTAL					$238,198

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1.515%(a)	3M LIBOR	09/06/21		$2,200		$48,186	$16	$48,170
1.579(a)	3M LIBOR	09/13/21		3,300		63,760	24	63,736
2.015(a)	3M LIBOR	11/14/21		5,300		(4,724)	40	(4,764)
6M CDOR(b)	2.028%	07/18/22	CAD	6,810	(c)	(37,794)	(39,441)	1,647
2.197(d)	3M LIBOR	02/22/23		$18,000		(241,899)	168	(242,067)
2.142(b)	3M LIBOR(e)	07/03/23		4,580	(c)	(200)	20,925	(21,125)
3M LIBOR(e)	2.065(b)	08/06/23		13,010	(c)	(55,850)	6,258	(62,108)
2.057(a)	3M LIBOR	04/21/24		6,500		(42,290)	82	(42,372)
2.060(a)	3M LIBOR	04/21/24		15,300		(102,229)	192	(102,421)
2.120(d)	3M LIBOR	05/02/24		13,200		(139,754)	166	(139,920)
2.100(a)	3M LIBOR	05/03/24		10,100		(91,467)	127	(91,594)
2.110(a)	3M LIBOR	05/03/24		11,700		(114,180)	148	(114,328)
3M LIBOR(a)	1.740	09/06/26		2,200		(72,801)	30	(72,831)
3M LIBOR(a)	1.780	09/13/26		3,300		(98,421)	45	(98,466)
3M LIBOR(a)	2.239	11/14/26		5,300		73,684	74	73,610
3M LIBOR(a)	2.170	04/21/27		10,600		109,478	154	109,324
3M LIBOR(a)	2.175	04/21/27		6,500		70,397	94	70,303
3M LIBOR(d)	2.233	05/02/27		9,200		149,806	134	149,672
3M LIBOR(d)	2.212	05/03/27		7,000		98,602	102	98,500
3M LIBOR(a)	2.215	05/03/27		7,000		100,365	102	100,263
3M LIBOR(a)	2.225	05/03/27		8,200		125,834	119	125,715
3M LIBOR(e)	2.378(b)	07/03/28		17,030	(a)	(2,105)	(26,481)	24,376
2.346(b)	3M LIBOR(e)	08/06/28		7,340	(a)	28,304	(8,372)	36,676
2.560(b)	3M LIBOR(e)	07/03/48		7,060	(a)	10,589	4,910	5,679
2.540(b)	6M CDOR	07/18/48	CAD	1,010	(a)	25,602	19,591	6,011
TOTAL						$(99,107)	$(20,793)	$(78,314)

(a)	Payments made annually.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(d)	Payments made at maturity.
(e)	Payments made quarterly.

OPTIONS ON FUTURES CONTRACTS — At September 30, 2017 the Fund had following options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts:
Eurodollar Futures	MS & Co. LLC	$98.00	06/15/18	42	$105,000	$16,275	$11,645	$4,630

Abbreviation
BoA Securities LLC	—Bank of America Securities LLC
MS & Co. LLC	—Morgan Stanley & Co. LLC

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 1.0%
Sovereign – 1.0%
NCUA Guaranteed Notes Series A4
$11,000,000	3.000%	06/12/19	$11,237,595

Mortgage-Backed Obligations – 43.4%
Collateralized Mortgage Obligations – 4.8%
Interest Only(a) – 0.0%
FHLMC REMIC Series 1161, Class U
$97	1,172.807%	11/15/21	$1,285
FHLMC REMIC Series 4273, Class PS (-1x1M LIBOR + 6.100%)
1,692,805	4.866	11/15/43	277,951

			279,236

Inverse Floaters – 0.0%
FNMA REMIC Series 1990-134, Class SC (-1x1M LIBOR + 21.600%)
4,691	19.748	11/25/20	5,579

Regular Floater – 2.3%
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
445,549	1.584	04/25/37	446,586
NCUA Guaranteed Notes Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
2,133,494	1.688	10/07/20	2,138,661
NCUA Guaranteed Notes Series 2010-R2, Class 1A (1M LIBOR + 0.370%)
2,715,551	1.608	11/06/17	2,715,551
NCUA Guaranteed Notes Series 2011-R1, Class 1A (1M LIBOR + 0.450%)
2,647,712	1.688	01/08/20	2,652,780
NCUA Guaranteed Notes Series 2011-R2, Class 1A (1M LIBOR + 0.400%)
9,383,295	1.638	02/06/20	9,395,757
NCUA Guaranteed Notes Series 2011-R3, Class 1A (1M LIBOR + 0.400%)
7,712,429	1.637	03/11/20	7,722,973
NCUA Guaranteed Notes Series 2011-R4, Class 1A (1M LIBOR + 0.380%)
295,002	1.611	03/06/20	295,002

			25,367,310

Sequential Fixed Rate – 0.5%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(b)
3,456,161	3.250	04/25/38	3,479,520
FHLMC REMIC Series 108, Class G
4,859	8.500	12/15/20	5,082
FHLMC REMIC Series 1980, Class Z
377,704	7.000	07/15/27	428,177
FHLMC REMIC Series 2019, Class Z
321,943	6.500	12/15/27	351,133
FHLMC REMIC Series 2755, Class ZA
781,081	5.000	02/15/34	855,930

			5,119,842

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – 2.0%
FHLMC REMIC Series 3530, Class DB
4,292,524	4.000	05/15/24	4,474,260
FHLMC REMIC Series 4273, Class PD
1,300,875	6.500	11/15/43	1,501,227
FHLMC REMIC Series 4619, Class NA
5,154,466	3.000	03/15/44	5,255,900
FNMA REMIC Series 1989-66, Class J
31,111	7.000	09/25/19	31,757
FNMA REMIC Series 1990-16, Class E
42,658	9.000	03/25/20	44,945
FNMA REMIC Series 2012-111, Class B
533,997	7.000	10/25/42	614,251
FNMA REMIC Series 2012-153, Class B
1,957,334	7.000	07/25/42	2,270,981
FNMA REMIC Series 2015-30, Class EA
8,312,994	3.000	05/25/45	8,483,672

			22,676,993

Sequential Floating Rate – 0.0%
FNMA REMIC Series 1988-12, Class A
155	4.738	02/25/18	156
FNMA REMIC Series 1988-12, Class B
80	0.000	02/25/18	79

			235

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$53,449,195

Commercial Mortgage-Backed Securities – 7.4%
Sequential Fixed Rate – 3.2%
FHLMC Multifamily Structured Pass Through Certificates Series K716, Class A2
$16,100,000	3.130%	06/25/21	$16,651,504
FHLMC Multifamily Structured Pass Through Certificates Series K717, Class A2
18,600,000	2.991	09/25/21	19,176,544

			35,828,048

Sequential Floating Rate – 4.2%
FHLMC Multifamily Structured Pass-Through Certificates Series KF02, Class A1 (1M LIBOR + 0.380%)
1,222,842	1.612	07/25/20	1,222,766
FNMA ACES Series 2014-M1, Class ASQ2
22,025,402	2.323	11/25/18	22,074,250
FHLMC Multifamily Structured Pass Through Certificates Series KF03, Class A (1M LIBOR + 0.340%)
2,208,588	1.572	01/25/21	2,207,897
FHLMC Multifamily Structured Pass Through Certificates Series KP02, Class A2
21,325,387	2.355	04/25/21	21,488,750

			46,993,663

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$82,821,711

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Federal Agencies – 31.2%
Adjustable Rate FHLMC – 1.0%
(3 year CMT + 1.365%)
$5,402	2.365%	05/01/18	$5,390
(3 year CMT + 2.155%)
5,042	3.102	10/01/25	5,089
(12M USD LIBOR + 1.840%)
368,991	3.356	11/01/34	383,135
(1 year CMT + 2.250%)
1,461,581	3.033	06/01/35	1,543,570
(12M USD LIBOR + 2.304%)
133,314	4.060	05/01/36	141,543
(6M USD LIBOR + 1.842%)
38,528	3.205	10/01/36	39,794
(12M USD LIBOR + 2.000%)
38,824	3.500	11/01/36	41,221
(12M USD LIBOR + 1.738%)
787,001	2.538	06/01/42	810,132
(12M USD LIBOR + 1.610%)
7,987,456	2.559	11/01/44	8,144,284

			11,114,158

Adjustable Rate FNMA – 1.4%
(6M Avicola Gaesti SA)
1,971	2.885	06/01/18	1,972
(1 year CMT + 2.896%)
7,672	6.686	05/01/20	7,932
(3 year CMT + 2.195%)
960	3.195	01/01/23	960
(1 year CMT + 2.017%)
21,066	3.641	02/01/27	21,190
(COF + 1.770%)
93,604	2.427	08/01/29	94,707
(1 year CMT + 2.255%)
45,403	3.380	07/01/32	47,927
(12M USD LIBOR + 1.755%)
33,295	3.505	07/01/32	35,034
(12M USD LIBOR + 1.225%)
26,716	2.600	01/01/33	27,510
(12M USD LIBOR + 1.800%)
1,112,597	3.633	05/01/33	1,169,782
(6M USD LIBOR + 2.250%)
148,858	3.750	08/01/33	157,644
(COF + 1.250%)
856,566	4.613	08/01/33	913,207
(1 year CMT + 2.288%)
660,615	3.019	02/01/34	687,191
(12M USD LIBOR + 1.720%)
544,289	3.487	05/01/34	570,135
(12M USD LIBOR + 1.695%)
332,363	3.570	05/01/34	350,094
(1 year CMT + 2.220%)
504,267	3.226	06/01/34	532,870
(12M USD LIBOR + 1.671%)
399,758	2.921	10/01/34	418,880
(12M USD LIBOR + 1.695%)
296,224	3.181	10/01/34	311,907

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA – (continued)
(12M USD LIBOR + 1.506%)
569,335	3.155	02/01/35	586,823
(12M USD LIBOR + 1.554%)
95,836	3.179	02/01/35	100,401
(12M USD LIBOR + 1.650%)
248,477	3.399	03/01/35	261,376
(12M USD LIBOR + 1.720%)
599,121	3.425	03/01/35	631,853
(12M USD LIBOR + 1.325%)
846,712	3.068	04/01/35	879,448
(12M USD LIBOR + 1.720%)
330,390	3.470	04/01/35	348,523
(12M USD LIBOR + 1.431%)
254,807	3.143	05/01/35	265,263
(12M USD LIBOR + 1.525%)
133,173	3.316	05/01/35	139,449
(1 year CMT + 2.055%)
326,691	2.662	10/01/35	342,445
(12M USD LIBOR + 1.700%)
814,672	3.427	03/01/36	860,367
(12M MTA + 2.343%)
374,003	3.185	04/01/36	390,888
(12M USD LIBOR + 1.945%)
1,020,184	3.697	04/01/36	1,080,494
(12M MTA + 2.333%)
597,340	3.177	06/01/36	624,324
(12M USD LIBOR + 1.900%)
1,004,135	3.654	06/01/36	1,061,220
(12M MTA + 2.322%)
1,372,946	3.162	07/01/36	1,434,223
(12M USD LIBOR + 1.935%)
204,592	3.435	11/01/36	215,847
(12M USD LIBOR + 1.789%)
1,087,137	3.538	07/01/37	1,143,613
(12M USD LIBOR + 1.820%)
54,265	3.412	12/01/46	57,614

			15,773,113

Adjustable Rate GNMA – 0.4%
(1 year CMT + 1.500%)
213,749	2.625	05/20/34	219,346
447,266	2.125	07/20/34	459,417
308,347	2.125	08/20/34	316,396
2,506,526	2.125	09/20/34	2,574,812
289,100	2.250	10/20/34	296,321
396,482	2.250	12/20/34	406,430

			4,272,722

FHLMC – 1.3%
172,645	5.500	01/01/20	177,244
93,782	7.000	04/01/22	98,545
1,613	4.500	05/01/23	1,709
12,624	7.500	01/01/31	13,604
56,900	4.500	07/01/33	61,429
1,453,475	4.500	08/01/33	1,569,170
2,915,638	4.500	09/01/33	3,147,722

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$282,176	4.500%	10/01/33		$304,637
9,926	4.500	04/01/34		10,683
6,672	4.500	04/01/35		7,180
3,089	4.500	07/01/35		3,313
13,571	4.500	08/01/35		14,596
57,615	4.500	09/01/35		61,967
23,713	4.500	10/01/35		25,462
2,741	4.500	12/01/35		2,940
1,816	4.500	05/01/36		1,955
1,858	6.000	06/01/36		2,077
165,988	4.500	01/01/38		178,651
2,422	4.500	04/01/38		2,598
885	4.500	05/01/38		948
9,654	4.500	06/01/38		10,367
252,171	4.500	09/01/38		272,513
5,894	4.500	01/01/39		6,336
146,660	4.500	02/01/39		157,801
1,771,237	7.000	02/01/39		2,061,793
66,256	4.500	03/01/39		71,418
17,029	4.500	04/01/39		18,356
443,891	4.500	05/01/39		478,478
1,226,726	4.500	06/01/39		1,322,309
43,085	4.500	07/01/39		46,442
66,826	4.500	08/01/39		72,033
84,954	4.500	09/01/39		91,574
15,869	4.500	10/01/39		17,105
30,375	4.500	11/01/39		32,742
55,309	4.500	12/01/39		59,619
48,524	4.500	01/01/40		52,305
12,287	4.500	02/01/40		13,231
35,909	4.500	04/01/40		38,653
58,099	4.500	05/01/40		62,513
66,346	4.500	06/01/40		71,387
59,700	4.500	07/01/40		64,235
56,856	4.500	08/01/40		61,177
35,989	4.500	09/01/40		38,723
13,952	4.500	10/01/40		15,012
25,124	4.500	02/01/41		27,041
46,938	4.500	03/01/41		50,579
128,436	4.500	04/01/41		138,398
117,262	4.500	05/01/41		126,358
221,947	4.500	06/01/41		239,164
16,201	4.500	07/01/41		17,458
559,789	4.500	08/01/41		603,196
599,887	4.500	09/01/41		645,491
33,960	4.500	12/01/41		36,594
419,782	4.500	03/01/42		452,346
1,000,000	3.500	TBA-30yr	(c)	1,031,094

				14,190,271

FNMA – 25.6%
142	5.500	01/01/18		143
6,735,690	2.800	03/01/18		6,730,505
47,010,508	3.725	06/01/18		47,057,124
22,546	5.500	07/01/18		22,802
2,037	5.500	08/01/18		2,045

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
24,457	5.500	09/01/18		24,771
15,800,000	2.960	11/01/18		15,903,520
4,450	5.500	12/01/18		4,525
3,426	5.500	01/01/19		3,494
3,007	5.500	03/01/19		3,067
302	5.500	08/01/19		302
2,861	5.000	09/01/19		2,940
5,404	7.000	11/01/19		5,440
36,411,094	4.313	07/01/21		38,916,138
890,924	5.500	09/01/23		944,025
228,278	5.500	10/01/23		242,779
1,547,710	6.000	02/01/24		1,740,880
2,439	7.000	12/01/24		2,703
678,426	6.000	08/01/26		763,101
114,002	6.000	10/01/26		128,256
882	7.000	08/01/27		1,007
223,368	6.000	11/01/27		251,298
1,642,703	6.000	02/01/28		1,847,729
750,919	6.000	07/01/28		844,641
183,685	6.000	08/01/28		206,611
308,855	6.000	09/01/28		347,404
998	7.000	10/01/28		1,072
16,550	6.000	01/01/29		18,616
849	7.000	01/01/29		949
54,467	6.000	03/01/29		61,277
704,959	4.500	09/01/29		757,866
360	7.000	11/01/29		362
611	7.000	04/01/31		663
25,812	6.000	12/01/31		29,081
6,612	7.000	05/01/32		7,280
5,336	7.000	06/01/32		5,762
1,071	7.000	08/01/32		1,263
90,495	6.000	09/01/32		102,433
44,447	6.000	10/01/32		50,415
42,510	6.000	11/01/32		48,054
18,521	6.000	02/01/33		20,964
27,561	6.000	03/01/33		31,290
4,325	6.000	04/01/33		4,907
1,093,612	6.500	04/01/33		1,270,468
3,294	6.000	11/01/33		3,740
1,080	7.000	04/01/34		1,261
32,033,202	6.000	05/01/34		36,294,431
69,477	6.000	07/01/34		79,272
5,389	6.000	10/01/34		6,130
138,805	6.000	01/01/35		158,372
108,121	6.000	03/01/35		122,826
1,923,645	6.000	04/01/35		2,177,514
185,869	6.000	05/01/35		211,661
271,014	6.000	06/01/35		309,276
35,218	6.000	08/01/35		40,284
107,557	6.000	09/01/35		122,723
771,137	6.000	11/01/35		880,088
976,161	6.000	12/01/35		1,112,018
1,772,540	6.000	01/01/36		2,030,106
658,808	6.000	02/01/36		749,447

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$348,536	6.000%	03/01/36		$396,320
2,828,663	6.000	04/01/36		3,215,242
422,270	6.000	05/01/36		480,527
517,478	6.000	06/01/36		588,773
996,070	6.000	07/01/36		1,130,265
4,976,444	6.000	08/01/36		5,669,603
1,254,497	6.000	09/01/36		1,419,182
2,090,931	6.000	10/01/36		2,379,856
677,584	4.500	11/01/36		730,965
3,426,138	6.000	11/01/36		3,901,890
685,601	6.000	12/01/36		777,664
7,680	6.000	01/01/37		8,719
245,754	6.000	02/01/37		279,580
579,286	6.000	03/01/37		657,690
362,453	6.000	04/01/37		411,226
9,615,300	6.000	05/01/37		10,938,351
566,666	6.000	07/01/37		643,234
1,103,437	6.000	08/01/37		1,252,903
724,653	6.000	09/01/37		823,622
222,885	6.000	10/01/37		253,602
240,449	7.500	10/01/37		267,586
496,617	6.000	11/01/37		561,756
3,812,811	6.000	12/01/37		4,328,973
4,437,341	6.000	01/01/38		5,037,778
2,863,852	6.000	02/01/38		3,249,432
470,717	6.000	03/01/38		538,446
7,254	6.000	04/01/38		8,244
9,332,547	6.000	05/01/38		10,590,998
94,888	6.000	06/01/38		107,879
10,800,105	6.000	07/01/38		12,260,883
208,289	6.000	08/01/38		236,701
959,245	6.000	09/01/38		1,089,728
141,499	6.000	10/01/38		160,715
1,169,309	6.000	11/01/38		1,317,206
1,039,150	6.000	12/01/38		1,164,968
154,672	6.000	01/01/39		175,978
165,316	4.500	02/01/39		177,838
1,016,831	7.000	03/01/39		1,178,244
150,214	4.500	04/01/39		162,128
296,275	6.000	04/01/39		336,579
12,782	4.500	08/01/39		13,956
627,783	6.000	08/01/39		713,092
4,796,393	6.000	09/01/39		5,445,473
1,162,289	6.000	10/01/39		1,319,997
43,737	6.000	11/01/39		49,669
1,049,059	6.000	01/01/40		1,190,780
2,476	6.000	02/01/40		2,812
115,426	6.000	03/01/40		131,145
17,392	6.000	04/01/40		19,753
1,186,609	6.000	06/01/40		1,347,977
528,939	6.000	07/01/40		600,428
116,279	6.000	09/01/40		132,171
851,860	6.000	10/01/40		966,993
663,323	6.000	11/01/40		754,527

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
32,283	6.000	04/01/41		36,608
11,103	4.500	05/01/41		11,978
25,877,121	6.000	05/01/41		29,344,930
1,597,384	6.000	07/01/41		1,815,298
681,828	4.500	08/01/41		736,801
136,393	4.500	10/01/41		147,138
129,017	5.000	02/01/42		141,465
1,000,000	3.500	TBA-30yr	(c)	1,030,859

				287,574,245

GNMA – 1.5%
74,224	5.500	07/15/20		76,288
1,395	6.500	01/15/32		1,540
7,451	6.500	02/15/32		8,223
8,020	6.500	08/15/34		9,119
16,145	6.500	05/15/35		18,630
4,120	6.500	06/15/35		4,723
12,105	6.500	07/15/35		13,975
3,200	6.500	08/15/35		3,699
6,896	6.500	09/15/35		7,942
4,715	6.500	10/15/35		5,446
22,621	6.500	11/15/35		26,141
17,893	6.500	12/15/35		20,528
32,388	6.500	01/15/36		37,340
42,601	6.500	02/15/36		49,205
42,463	6.500	03/15/36		49,072
75,581	6.500	04/15/36		86,577
125,491	6.500	05/15/36		144,912
96,722	6.500	06/15/36		111,681
393,326	6.500	07/15/36		450,147
385,092	6.500	08/15/36		442,354
673,768	6.500	09/15/36		774,653
251,857	6.500	10/15/36		290,441
341,171	6.500	11/15/36		390,250
150,944	6.500	12/15/36		173,333
78,268	6.500	01/15/37		90,597
25,922	6.500	02/15/37		29,955
14,362	6.500	03/15/37		16,608
35,602	6.500	04/15/37		41,240
23,925	6.500	05/15/37		26,404
17,864	6.500	08/15/37		20,668
95,305	6.500	09/15/37		109,804
89,860	6.500	10/15/37		106,207
55,199	6.500	11/15/37		63,112
1,418	6.500	02/15/38		1,642
31,142	6.500	05/15/38		35,973
870	6.500	08/15/38		990
73,962	6.000	11/15/38		85,108
20,374	6.500	11/15/38		23,532
10,970	6.500	01/15/39		12,517
19,149	6.500	02/15/39		22,107
12,166,962	4.000	10/20/43		12,912,189
654,654	4.000	10/20/45		693,524

				17,488,396

TOTAL FEDERAL AGENCIES				$350,412,905

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $490,998,846)			$486,683,811

Agency Debentures – 5.3%
FHLB
$7,000,000	1.875%	03/13/20	$7,039,340
1,800,000	5.375	08/15/24	2,135,106
FNMA
5,200,000	6.250	05/15/29	7,002,476
16,080,000	7.125	01/15/30	23,326,291
Hashemite Kingdom of Jordan Government AID Bond(d)
19,300,000	2.503	10/30/20	19,731,548

TOTAL AGENCY DEBENTURES (Cost $58,063,953)			$59,234,761

Asset-Backed Securities – 0.1%
Other – 0.0%
Small Business Administration
$9,371	6.300%	05/01/18	$9,461
11,676	6.300	06/01/18	11,801

			21,262

Student Loan – 0.1%
NCUA Guaranteed Notes Series 2010-A1, Class A (1M LIBOR + 0.350%)
1,346,284	1.582	12/07/20	1,347,168

			1,347,168

TOTAL ASSET-BACKED SECURITIES (Cost $1,367,482)			$1,368,430

U.S. Treasury Obligations – 45.2%
United States Treasury Bonds(e)
$210,000	3.000%	11/15/45	$216,174
510,000	3.000	05/15/47	524,877
United States Treasury Inflation Indexed Bonds(e)
15,778,653	0.125	04/15/18	15,791,749
United States Treasury Notes
25,000,000	1.250	11/30/18	24,960,750
92,890,000	1.625 (e)	07/31/20	92,955,023
25,800,000	1.375	09/30/20	25,609,596
78,770,000	1.750	12/31/20	78,926,750
13,700,000	1.125	02/28/21	13,434,357
73,500,000	1.250	03/31/21	72,315,180
71,000,000	1.375	04/30/21	70,101,851
26,690,000	1.125	06/30/21	26,075,329
47,200,000	1.125	07/31/21	46,053,511
5,410,000	2.125	07/31/24	5,401,993
U.S. Treasury Obligations – (continued)
United States Treasury Strip Coupon(f)
54,200,000	0.000	11/15/35	32,854,415
2,800,000	0.000	05/15/36	1,669,388

TOTAL U.S. TREASURY OBLIGATIONS (Cost $510,541,256)			$506,890,943

Shares	Distribution Rate	Value
Investment Company(g) – 3.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
34,770,975	0.927%	$34,770,975
(Cost $34,770,975)

TOTAL INVESTMENTS – 98.1%
(Cost $1,106,739,799)		$1,100,186,515

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.9%		21,461,709

NET ASSETS — 100.0%		$1,121,648,224

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,479,520, which represents approximately 0.3% of net assets as of September 30, 2017 and are unaudited.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $2,061,953 which represents approximately 0.2% of net assets as of September 30, 2017.
(d)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $19,731,548, which represents approximately 1.8% of net assets as of September 30, 2017.
(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Represents an Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Currency Abbreviation:
USD	—U.S. Dollar

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
2 Year U.S. Treasury Notes	2,474	12/29/17	$533,649,534	$(1,540,517)
10 Year U.S. Treasury Notes	139	12/19/17	17,418,437	(230,732)
Ultra Long U.S. Treasury Bonds	49	12/19/17	8,091,125	(132,597)
Total				$(1,903,846)
Short position contracts:
Eurodollars	(136)	12/18/17	(33,496,800)	32,086
Eurodollars	(497)	03/19/18	(122,274,425)	185,227
Eurodollars	(226)	09/17/18	(55,494,300)	149,203
Eurodollars	(158)	12/17/18	(38,763,325)	(14,466)
Eurodollars	(181)	03/18/19	(44,385,725)	125,033
Eurodollars	(146)	06/17/19	(35,786,425)	5,088
Eurodollars	(532)	09/16/19	(130,346,650)	383,321
Eurodollars	(317)	12/16/19	(77,621,412)	242,118
Eurodollars	(641)	03/16/20	(156,908,788)	273,597
Eurodollars	(636)	06/15/20	(155,637,150)	230,321
Eurodollars	(274)	09/14/20	(67,027,250)	(224,583)
Eurodollars	(274)	12/14/20	(66,993,000)	(233,446)
Eurodollars	(23)	03/15/21	(5,621,775)	(19,316)
5 Year U.S. Treasury Notes	(840)	12/29/17	(98,700,000)	779,649
Ultra 10 Year U.S. Treasury Notes	(202)	12/19/17	(27,134,281)	317,819
U.S. Long Bonds	(376)	12/19/17	(57,457,500)	815,032
Total				$3,046,683
TOTAL FUTURES CONTRACTS				$1,142,837
SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.143%(a)	3M LIBOR(b)	07/03/23	$4,250,000	(c)	$(185)	$20,957	$(21,142)
3M LIBOR(b)	2.065%(a)	08/06/23	10,930,000	(c)	(46,921)	4,603	(51,524)
3M LIBOR(b)	2.378(a)	07/03/28	15,290,000	(c)	(1,890)	(24,299)	22,409
2.346(a)	3M LIBOR(b)	08/06/28	6,150,000	(c)	23,716	(5,448)	29,164
1.231(d)	3M LIBOR	09/09/36	29,100,000		4,173,166	61,871	4,111,295
2.560(a)	3M LIBOR(b)	07/03/48	6,340,000	(c)	9,509	4,504	5,005
TOTAL					$4,157,395	$62,188	$4,095,207

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(d)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 50.9%
Aerospace & Defense – 0.1%
Harris Corp.
$550,000	1.999%		04/27/18	$550,960

				550,960

Agriculture – 2.2%
BAT Capital Corp.(a)
5,325,000	2.297		08/14/20	5,342,006
4,925,000	2.764	(b)	08/15/22	4,952,671
BAT International Finance PLC(a)
1,225,000	1.850		06/15/18	1,225,341
Reynolds American, Inc.
1,925,000	2.300		06/12/18	1,933,460
975,000	3.250		06/12/20	1,001,940

				14,455,418

Automotive – 1.2%
Daimler Finance North America LLC(a)
1,500,000	2.450		05/18/20	1,510,536
Ford Motor Credit Co. LLC
5,575,000	8.125		01/15/20	6,279,064

				7,789,600

Banks – 20.2%
ABN AMRO Bank NV(a)
2,350,000	1.800		06/04/18	2,352,028
Banco Bilbao Vizcaya Argentaria SA
1,025,000	3.000		10/20/20	1,045,250
Banco del Estado de Chile(a)
170,000	2.000		11/09/17	169,575
Banco Santander SA
1,400,000	3.500		04/11/22	1,433,758
Bank of America Corp.
5,350,000	2.600		01/15/19	5,393,241
1,200,000	2.650		04/01/19	1,210,800
1,025,000	2.625		10/19/20	1,035,955
8,175,000	2.151	(b)	11/09/20	8,151,525
1,250,000	2.625		04/19/21	1,258,594
Bank of America NA
2,700,000	1.750		06/05/18	2,702,873
Banque Federative du Credit Mutuel SA(a)
1,025,000	2.000		04/12/19	1,027,038
Barclays Bank PLC
1,100,000	5.140		10/14/20	1,176,530
BNP Paribas SA
550,000	2.375		05/21/20	555,410
1,600,000	2.950	(a)	05/23/22	1,614,073
BPCE SA(a)
2,425,000	3.000		05/22/22	2,438,396
Capital One NA/Mclean VA(b)
3,150,000	1.850		09/13/19	3,127,891
Citigroup, Inc.
950,000	2.050		12/07/18	951,372
1,325,000	2.500		07/29/19	1,336,095
2,650,000	2.650		10/26/20	2,677,236
5,500,000	2.350		08/02/21	5,460,592
2,400,000	2.750	(b)	04/25/22	2,411,540
Compass Bank(b)
775,000	2.750		09/29/19	779,963

Corporate Obligations – (continued)
Banks – (continued)
Credit Suisse AG
725,000	1.750		01/29/18	725,568
Credit Suisse Group Funding Guernsey Ltd.
1,425,000	2.750		03/26/20	1,439,834
Deutsche Bank AG
4,150,000	2.700		07/13/20	4,164,923
Discover Bank(b)
1,150,000	2.600		11/13/18	1,157,482
HBOS PLC(a)
1,325,000	6.750		05/21/18	1,362,932
HSBC Holdings PLC
1,050,000	2.950		05/25/21	1,066,340
ING Bank NV(a)
1,525,000	1.800		03/16/18	1,526,987
Intesa Sanpaolo SpA
2,550,000	3.875		01/16/18	2,564,078
JPMorgan Chase & Co.
400,000	1.700	(b)	03/01/18	400,120
3,400,000	2.200		10/22/19	3,420,277
1,825,000	2.250	(b)	01/23/20	1,834,825
1,250,000	2.295	(b)	08/15/21	1,249,053
KBC Bank NV(b) (5 year USD Swap + 7.097%)
400,000	8.000		01/25/23	406,766
Kreditanstalt fuer Wiederaufbau(c)
19,180,000	1.500		09/09/19	19,125,529
Lloyds Bank PLC
400,000	1.750		03/16/18	400,375
1,000,000	2.300		11/27/18	1,005,751
Macquarie Bank Ltd.(a)
700,000	1.600		10/27/17	700,094
Mitsubishi UFJ Financial Group, Inc.
425,000	2.950		03/01/21	431,803
Mizuho Bank Ltd.(d) (3M USD LIBOR + 0.500%)
1,500,000	1.828		09/24/18	1,499,707
Morgan Stanley
3,250,000	2.500		04/21/21	3,260,524
7,550,000	2.625		11/17/21	7,576,898
Morgan Stanley, Inc.
775,000	2.650		01/27/20	783,883
MUFG Americas Holdings Corp.(b)
625,000	1.625		02/09/18	624,989
Nordea Bank Finland PLC(d) (3M USD LIBOR + 0.450%)
2,900,000	1.762		11/07/18	2,899,364
Santander Holdings USA, Inc.(b)
1,275,000	2.650		04/17/20	1,280,838
Santander UK PLC
1,600,000	2.375		03/16/20	1,612,100
Sumitomo Mitsui Financial Group, Inc.
1,750,000	2.442		10/19/21	1,741,265
7,150,000	2.784		07/12/22	7,177,691
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
1,100,000	1.700		03/05/18	1,100,236
700,000	2.150		09/14/18	701,817
UBS Group Funding Switzerland AG(a)
3,450,000	3.000		04/15/21	3,497,496

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
UniCredit SpA(a)
$2,000,000	3.750%		04/12/22	$2,050,130
Wells Fargo & Co.
600,000	2.150		01/30/20	601,626
Westpac Banking Corp.
4,650,000	1.950		11/23/18	4,656,639

				132,357,675

Beverages – 1.3%
Anheuser-Busch InBev Finance, Inc.
3,450,000	1.900		02/01/19	3,458,912
3,125,000	2.650	(b)	02/01/21	3,175,752
Beam Suntory, Inc.
800,000	1.750		06/15/18	798,829
Molson Coors Brewing Co.
1,150,000	1.450		07/15/19	1,137,492

				8,570,985

Chemicals – 1.2%
E.I. du Pont de Nemours & Co. (3M USD LIBOR + 0.530%)
2,100,000	1.841		05/01/20	2,117,712
Eastman Chemical Co.(b)
1,250,000	2.700		01/15/20	1,265,041
The Sherwin-Williams Co.
2,275,000	2.250		05/15/20	2,284,004
700,000	2.750	(b)	06/01/22	704,713
Westlake Chemical Corp.(b)
1,350,000	4.625		02/15/21	1,395,225

				7,766,695

Computers(b) – 0.2%
DXC Technology Co.
1,425,000	2.266		03/01/21	1,430,400

				1,430,400

Diversified Financial Services – 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
250,000	4.500		05/15/21	264,508
Air Lease Corp.
2,975,000	2.125		01/15/20	2,970,305
Ally Financial, Inc.
800,000	6.250		12/01/17	804,000
Capital One Bank USA NA(b)
800,000	2.250		02/13/19	802,304
International Lease Finance Corp.
750,000	7.125	(a)	09/01/18	785,284
2,425,000	4.625		04/15/21	2,576,597
Navient Corp.
1,150,000	8.450		06/15/18	1,201,704

				9,404,702

Electrical – 1.6%
Dominion Energy, Inc.
900,000	1.900		06/15/18	901,464
1,350,000	2.579		07/01/20	1,361,265
Duke Energy Corp.(b)
950,000	1.800		09/01/21	930,821

Corporate Obligations – (continued)
Electrical – (continued)
Enel Finance International NV(a)
3,125,000	2.875		05/25/22	3,145,245
Exelon Corp.(b)
350,000	2.850		06/15/20	356,958
750,000	2.450		04/15/21	750,067
Puget Sound Energy, Inc.(b) (3M USD LIBOR + 2.530%)
1,000,000	6.974		06/01/67	975,000
The Southern Co.
1,150,000	1.850		07/01/19	1,149,414
800,000	2.750	(b)	06/15/20	813,183

				10,383,417

Electronics(b) – 0.1%
Fortive Corp.
775,000	2.350		06/15/21	770,150

				770,150

Entertainment(b) – 0.1%
GLP Capital LP/GLP Financing II, Inc.
450,000	4.875		11/01/20	475,313

				475,313

Food & Drug Retailing – 1.0%
Conagra Brands, Inc.
61,000	4.950		08/15/20	65,083
Kraft Heinz Foods Co.
1,300,000	2.000		07/02/18	1,302,670
Mondelez International Holdings Netherlands BV(a)(b)
1,975,000	2.000		10/28/21	1,939,272
Smithfield Foods, Inc.(a)
625,000	2.700		01/31/20	626,924
2,350,000	2.650	(b)	10/03/21	2,347,640
Sysco Corp.(b)
400,000	2.600		10/01/20	405,884

				6,687,473

Gaming – 0.2%
MGM Resorts International
975,000	8.625		02/01/19	1,053,000

				1,053,000

Gas(b) – 0.2%
Sempra Energy
1,100,000	2.400		03/15/20	1,104,148

				1,104,148

Healthcare Providers & Services – 2.5%
Acadia Healthcare Co., Inc.(b)
500,000	6.125		03/15/21	513,750
Becton Dickinson & Co.
4,750,000	2.133		06/06/19	4,763,076
959,000	2.675		12/15/19	970,514
2,625,000	2.404		06/05/20	2,634,210
4,375,000	2.894	(b)	06/06/22	4,389,234
CHS/Community Health Systems, Inc.(b)
1,100,000	8.000		11/15/19	1,072,500
HCA, Inc.
1,600,000	5.875		03/15/22	1,772,000
Thermo Fisher Scientific, Inc.
475,000	2.150		12/14/18	477,109

				16,592,393

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date		Value
Corporate Obligations – (continued)
Insurance – 0.4%
	Reliance Standard Life Global Funding II(a)
	$1,700,000	2.150%		10/15/18		$1,706,816
	The Chubb Corp.(b)(3M USD LIBOR + 2.250%)
	1,075,000	3.554		03/29/67		1,069,088

						2,775,904

Internet(a) – 0.5%
	Amazon.com, Inc.
	1,475,000	1.900		08/21/20		1,478,602
	1,475,000	2.400	(b)	02/22/23		1,471,392

						2,949,994

Machinery-Diversified(b) – 0.2%
	Roper Technologies, Inc.
	225,000	3.000		12/15/20		229,558
	775,000	2.800		12/15/21		782,095

						1,011,653

Media – 0.8%
	21st Century Fox America, Inc.
	550,000	6.900		03/01/19		587,455
	Charter Communications Operating LLC/Charter Communications Operating Capital(b)
	3,400,000	3.579		07/23/20		3,490,363
	Time Warner Cable LLC
	775,000	5.000		02/01/20		819,361

						4,897,179

Metals & Mining – 0.3%
	Glencore Finance Canada Ltd.(a)
	1,700,000	2.700		10/25/17		1,700,595
	Teck Resources Ltd.(b)
	450,000	4.750		01/15/22		474,750

						2,175,345

Oil Field Services – 0.7%
	EOG Resources, Inc.
	1,300,000	5.625		06/01/19		1,374,898
	Petrobras Global Finance BV
	30,000	8.750		05/23/26		36,107
	500,000	7.375		01/17/27		550,625
	245,000	5.999	(a)	01/27/28		245,000
	250,000	6.850		06/05/15	(e)	237,406
	Petroleos Mexicanos
	18,000	6.375		02/04/21		19,670
EUR	170,000	5.125		03/15/23		230,057
	$410,000	6.500	(a)	03/13/27		454,374
	20,000	5.500		06/27/44		18,600
	30,000	6.375		01/23/45		30,570
	10,000	5.625		01/23/46		9,335
	140,000	6.750	(a)	09/21/47		149,016
	Phillips 66(a)(b)(3M USD LIBOR + 0.750%)
	950,000	2.054		04/15/20		951,366
	Range Resources Corp.(a)(b)
	500,000	5.750		06/01/21		517,500

						4,824,524

Corporate Obligations – (continued)
Pharmaceuticals – 3.8%
	AbbVie, Inc.
	2,075,000	1.800		05/14/18		2,077,883
	Allergan Funding SCS(b)
	6,900,000	3.450		03/15/22		7,154,703
	Cardinal Health, Inc.
	905,000	4.625		12/15/20		967,416
	EMD Finance LLC(a)(b)
	1,600,000	2.400		03/19/20		1,612,563
	Forest Laboratories LLC(a)(b)
	530,000	4.375		02/01/19		543,516
	McKesson Corp.
	175,000	1.400		03/15/18		174,826
	650,000	2.284		03/15/19		653,764
	Mead Johnson Nutrition Co.
	475,000	3.000		11/15/20		487,996
	Mylan NV
	2,825,000	2.500		06/07/19		2,836,149
	Mylan, Inc.
	1,350,000	2.550		03/28/19		1,356,244
	Shire Acquisitions Investments Ireland DAC
	2,625,000	1.900		09/23/19		2,619,810
	Teva Pharmaceutical Finance Netherlands III BV
	4,575,000	2.200		07/21/21		4,404,827

						24,889,697

Pipelines – 3.4%
	Columbia Pipeline Group, Inc.
	475,000	2.450		06/01/18		476,634
	Enbridge Energy Partners LP
	2,114,000	5.200		03/15/20		2,250,583
	Enbridge, Inc.(b)
	1,325,000	2.900		07/15/22		1,332,756
	Enterprise Products Operating LLC
	1,550,000	5.200		09/01/20		1,679,812
	1,150,000	5.018	(b)	08/01/66		1,150,575
	Kinder Morgan Energy Partners LP
	1,150,000	2.650		02/01/19		1,157,853
	1,250,000	6.850		02/15/20		1,371,910
	Kinder Morgan, Inc.(b)
	1,450,000	3.050		12/01/19		1,476,220
	NGPL PipeCo LLC(a)(b)
	215,000	4.375		08/15/22		223,063
	410,000	4.875		08/15/27		429,475
	Plains All American Pipeline LP/PAA Finance Corp.
	1,690,000	5.750		01/15/20		1,794,987
	990,000	3.650	(b)	06/01/22		995,233
	Sabine Pass Liquefaction LLC(b)
	3,185,000	5.625		02/01/21		3,447,019
	Texas Eastern Transmission LP(a)(b)
	1,225,000	4.125		12/01/20		1,284,512
	TransCanada PipeLines Ltd.
	570,000	1.875		01/12/18		570,486
	Western Gas Partners LP(b)
	1,470,000	2.600		08/15/18		1,476,678
	Williams Partners LP
	1,300,000	5.250		03/15/20		1,395,337

						22,513,133

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trust – 2.1%
	American Tower Corp.
	$2,010,000	3.400%		02/15/19	$2,046,666
	1,565,000	2.800	(b)	06/01/20	1,588,715
	China Evergrande Group(b)
	500,000	8.750		06/28/25	506,931
	Equinix, Inc.(b)
	450,000	5.375		01/01/22	471,375
	HCP, Inc.(b)
	600,000	3.750		02/01/19	610,948
	Public Storage(b)
	850,000	2.370		09/15/22	847,682
	Realty Income Corp.(b)
	125,000	2.000		01/31/18	125,108
	Select Income REIT(b)
	1,275,000	3.600		02/01/20	1,293,532
	Senior Housing Properties Trust(b)
	750,000	3.250		05/01/19	758,500
	Ventas Realty LP/Ventas Capital Corp.(b)
	900,000	2.000		02/15/18	900,822
	VEREIT Operating Partnership LP(b)
	3,475,000	3.000		02/06/19	3,501,062
	Welltower, Inc.(b)
	1,225,000	4.125		04/01/19	1,258,773

					13,910,114

Retailing – 0.5%
	Alimentation Couche-Tard, Inc.(a)(b)
	425,000	2.700		07/26/22	426,377
	AutoZone, Inc.
	250,000	1.625		04/21/19	248,632
	Brinker International, Inc.
	150,000	2.600		05/15/18	150,585
	New Red Finance, Inc.(a)(b)
	1,000,000	4.625		01/15/22	1,022,500
	Walgreens Boots Alliance, Inc.(b)
	1,550,000	2.700		11/18/19	1,571,173
	Yum! Brands, Inc.
	135,000	6.250		03/15/18	137,194

					3,556,461

Semiconductors – 1.3%
	Broadcom Corp./Broadcom Cayman Finance Ltd.(a)(b)
	4,700,000	3.000		01/15/22	4,778,406
	NXP BV/NXP Funding LLC(a)
	750,000	3.750		06/01/18	756,563
	325,000	4.125		06/15/20	339,219
	1,250,000	4.125		06/01/21	1,307,812
	QUALCOMM, Inc.
	1,450,000	2.250		05/20/20	1,465,355

					8,647,355

Software(b) – 0.4%
	Fidelity National Information Services, Inc.
	900,000	2.250		08/15/21	893,949
	First Data Corp.(a)
	850,000	7.000		12/01/23	908,437
	Fiserv, Inc.
	625,000	2.700		06/01/20	632,227

					2,434,613

Corporate Obligations – (continued)
Telecommunication Services – 2.8%
	America Movil SAB de CV
MXN	2,760,000	6.000		06/09/19	147,407
	AT&T, Inc.
	$1,350,000	1.750		01/15/18	1,350,823
	1,955,000	2.300		03/11/19	1,965,193
	1,125,000	5.875		10/01/19	1,208,715
	2,225,000	2.450	(b)	06/30/20	2,240,860
	900,000	3.000		02/15/22	909,515
	CenturyLink, Inc.
	650,000	6.450		06/15/21	679,250
	Sprint Corp.
	1,000,000	7.250		09/15/21	1,107,500
	Telefonica Emisiones SAU
	825,000	3.192		04/27/18	831,678
	Verizon Communications, Inc.
	2,475,000	1.750		08/15/21	2,422,643
	650,000	3.000	(b)	11/01/21	663,339
	4,542,000	2.946		03/15/22	4,618,960
	Windstream Services LLC(b)
	300,000	7.750		10/15/20	240,000

					18,385,883

Trucking & Leasing(a) – 0.2%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	1,101,000	3.375		03/15/18	1,109,471

					1,109,471

	TOTAL CORPORATE OBLIGATIONS
	(Cost $332,102,411)				$333,473,655

Mortgage-Backed Obligations – 11.7%
Collateralized Mortgage Obligations – 5.0%
Interest Only(f) – 1.0%
	FHLMC REMIC Series 3852, Class SW (-1x1M LIBOR + 6.000%)
	$1,312,080	4.773%		05/15/41	$208,733
	FHLMC REMIC Series 4314, Class SE (-1x1M LIBOR + 6.050%)
	879,014	4.816		03/15/44	152,870
	FHLMC REMIC Series 4320, Class SD (-1x1M LIBOR + 6.100%)
	228,926	4.866		07/15/39	35,816
	FHLMC REMIC Series 4326, Class GS (-1x1M LIBOR + 6.050%)
	566,268	4.816		04/15/44	97,787
	FHLMC REMIC Series 4583, Class ST (-1x1M LIBOR + 6.000%)
	989,467	4.766		05/15/46	188,770
	FHLMC STRIPS Series 304, Class C45
	385,986	3.000		12/15/27	35,533
	FNMA REMIC Series 2010-135, Class AS (-1x1M LIBOR + 5.950%)
	384,169	4.713		12/25/40	58,852
	FNMA REMIC Series 2012-146, Class IO
	4,041,047	3.500		01/25/43	766,680
	FNMA REMIC Series 2013-121, Class SA (-1x1M LIBOR + 6.100%)
	431,748	4.866		12/25/43	68,496

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
	FNMA REMIC Series 2013-130, Class SN (-1x1M LIBOR + 6.650%)
	$988,295	5.413%	10/25/42	$190,963
	FNMA REMIC Series 2013-96, Class SW (-1x1M LIBOR + 6.100%)
	270,562	4.866	09/25/43	43,640
	FNMA REMIC Series 2014-19, Class MS (-1x1M LIBOR + 6.600%)
	370,369	5.366	11/25/39	40,312
	FNMA REMIC Series 2014-87, Class MS (-1x1M LIBOR + 6.250%)
	135,088	5.016	01/25/45	22,147
	FNMA REMIC Series 2015-20, Class ES (-1x1M LIBOR + 6.150%)
	741,190	4.916	04/25/45	150,969
	FNMA REMIC Series 2015-28, Class PS (-1x1M LIBOR + 5.600%)
	1,850,092	4.366	08/25/44	274,632
	FNMA REMIC Series 2015-79, Class SA (-1x1M LIBOR + 6.250%)
	572,401	5.016	11/25/45	95,993
	FNMA REMIC Series 2015-81, Class SA (-1x1M LIBOR + 5.700%)
	1,996,680	4.466	11/25/45	284,808
	FNMA REMIC Series 2015-82, Class MS (-1x1M LIBOR + 5.700%)
	419,706	4.466	11/25/45	60,797
	FNMA REMIC Series 2016-1, Class SJ (-1x1M LIBOR + 6.150%)
	1,552,151	4.913	02/25/46	301,946
	FNMA REMIC Series 2016-3, Class IP
	762,756	4.000	02/25/46	154,120
	GNMA REMIC Series 2010-1, Class SD (-1x1M LIBOR + 5.790%)
	28,572	4.554	01/20/40	4,529
	GNMA REMIC Series 2010-20, Class SE (-1x1M LIBOR + 6.250%)
	165,490	5.014	02/20/40	27,790
	GNMA REMIC Series 2010-31, Class SA (-1x1M LIBOR + 5.750%)
	289,856	4.514	03/20/40	42,770
	GNMA REMIC Series 2010-98, Class QS (-1x1M LIBOR + 6.600%)
	165,842	5.364	01/20/40	21,641
	GNMA REMIC Series 2011-17, Class SA (-1x1M LIBOR + 6.100%)
	207,611	4.864	09/20/40	29,718
	GNMA REMIC Series 2011-61, Class CS (-1x1M LIBOR + 6.680%)
	71,330	5.444	12/20/35	2,610
	GNMA REMIC Series 2013-113, Class SD (-1x1M LIBOR + 6.700%)
	161,188	5.466	08/16/43	28,617
	GNMA REMIC Series 2013-124, Class CS (-1x1M LIBOR + 6.050%)
	930,394	4.814	08/20/43	159,500
	GNMA REMIC Series 2013-134, Class DS (-1x1M LIBOR + 6.100%)
	107,685	4.864	09/20/43	17,385
	GNMA REMIC Series 2013-152, Class TS (-1x1M LIBOR + 6.100%)
	380,072	4.864	06/20/43	60,220

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
	GNMA REMIC Series 2014-117, Class SJ (-1x1M LIBOR + 5.600%)
	2,686,266	4.364	08/20/44	403,878
	GNMA REMIC Series 2014-132, Class SL (-1x1M LIBOR + 6.100%)
	1,011,898	4.864	10/20/43	147,405
	GNMA REMIC Series 2014-133, Class BS (-1x1M LIBOR + 5.600%)
	861,812	4.364	09/20/44	121,214
	GNMA REMIC Series 2014-158, Class SA (-1x1M LIBOR + 5.600%)
	1,239,003	4.366	10/16/44	183,817
	GNMA REMIC Series 2014-162, Class SA (-1x1M LIBOR + 5.600%)
	379,045	4.364	11/20/44	53,104
	GNMA REMIC Series 2014-188, Class IB
	1,032,151	4.000	12/20/44	151,868
	GNMA REMIC Series 2014-20, Class SA (-1x1M LIBOR + 6.100%)
	1,750,879	4.864	02/20/44	287,746
	GNMA REMIC Series 2014-41, Class SA (-1x1M LIBOR + 6.100%)
	121,729	4.864	03/20/44	20,125
	GNMA REMIC Series 2015-110, Class MS (-1x1M LIBOR + 5.710%)
	773,859	4.474	08/20/45	112,461
	GNMA REMIC Series 2015-111, Class IM
	717,300	4.000	08/20/45	113,120
	GNMA REMIC Series 2015-123, Class SP (-1x1M LIBOR + 6.250%)
	624,654	5.014	09/20/45	104,258
	GNMA REMIC Series 2015-126, Class HS (-1x1M LIBOR + 6.200%)
	1,365,012	4.964	09/20/45	222,308
	GNMA REMIC Series 2015-57, Class AS (-1x1M LIBOR + 5.600%)
	1,559,979	4.364	04/20/45	219,368
	GNMA REMIC Series 2015-95, Class GI
	696,186	4.500	07/16/45	147,475
	GNMA REMIC Series 2016-109, Class IH
	2,974,050	4.000	10/20/45	472,785
	GNMA REMIC Series 2016-27, Class IA
	620,075	4.000	06/20/45	86,046

				6,475,622

Regular Floater – 1.3%
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(a)(g) (3 mo. Euribor + 2.750%)
EUR	629,214	2.750	04/20/20	738,091
	FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
	$26,670	1.584	04/25/37	26,732
	Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2(a) (1M USD LIBOR + 0.950%)
	2,200,000	2.181	04/10/19	2,200,046
	Mortgage Repurchase Agreement Financing Trust Series 2017-1, Class A1(a) (1M USD LIBOR + 0.850%)
	1,300,000	2.081	07/10/19	1,300,334
	Mortgage Repurchase Agreement Financing Trust Series 2017-2, Class A1(a)
	3,750,000	1.781	08/12/19	3,750,304

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
Regular Floater – (continued)
Station Place Securitization Trust Series 2015-2, Class A(a) (1M USD LIBOR + 1.050%)
$527,472	2.279%	05/15/18		$527,472

				8,542,979

Sequential Fixed Rate – 2.6%
FHLMC REMIC Series 4619, Class NA
2,878,630	3.000	03/15/44		2,935,278
FHLMC REMIC Series 4630, Class MC
1,605,793	4.000	08/15/54		1,699,514
FHLMC REMIC Series 4649, Class ML
11,682,529	4.000	11/15/54		12,364,219
FNMA REMIC Series 2012-111, Class B
35,016	7.000	10/25/42		40,279
FNMA REMIC Series 2012-153, Class B
121,574	7.000	07/25/42		141,055

				17,180,345

Sequential Floating Rate(a) – 0.1%
New Residential Mortgage Loan Trust Series 2015-1A, Class A1
436,583	3.750	05/28/52		448,399

Springleaf Mortgage Loan Trust Series 2013-2A, Class A
102,146	1.780	12/25/65		102,089

				550,488

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$32,749,434

Commercial Mortgage-Backed Securities – 0.1%
Sequential Fixed Rate – 0.1%
FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
$100,000	2.220%	12/25/18		$100,414
FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
100,000	1.883	05/25/19		99,937
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
206,986	2.779	09/25/22		210,395

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$410,746

Federal Agencies – 6.6%
FHLMC – 0.1%
$150,105	7.000%	02/01/39		$174,728
1,000,000	3.500	TBA-30yr	(h)	1,031,094

				1,205,822

FNMA – 5.9%
5,413	6.000	11/01/23		6,089
1,845,354	6.000	02/01/24		2,075,673
1,287,345	6.000	01/01/28		1,448,041
858,959	6.000	08/01/28		966,167
23,427	6.000	01/01/29		26,351
1,758	6.000	10/01/31		1,784
43,279	6.000	01/01/32		49,456
9,220	6.000	11/01/32		10,420
687,028	6.000	12/01/32		767,086
5,491,320	6.000	05/01/34		6,221,805
9,658	6.000	11/01/34		10,970

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
43,990	6.000	06/01/35		50,147
531,552	6.000	10/01/35		605,884
1,926,809	6.000	11/01/35		2,196,518
99,844	6.000	12/01/35		114,027
2,503	6.000	01/01/36		2,840
9,458	6.000	02/01/36		10,732
3,039	6.000	03/01/36		3,453
1,407,804	6.000	05/01/36		1,600,363
78,061	6.000	06/01/36		88,973
925,947	6.000	07/01/36		1,052,416
77,037	6.000	08/01/36		87,685
1,452,741	6.000	09/01/36		1,653,145
2,642,809	6.000	10/01/36		3,008,968
58,666	6.000	11/01/36		66,757
749,354	6.000	02/01/37		838,043
11,193	6.000	03/01/37		12,708
57,239	6.000	05/01/37		65,115
612,363	6.000	11/01/37		697,218
99,320	6.000	12/01/37		112,853
226,653	6.000	03/01/38		257,830
380,638	6.000	04/01/38		432,409
1,608,690	6.000	05/01/38		1,827,618
10,122	6.000	07/01/38		11,490
738,348	6.000	09/01/38		838,633
232,190	6.000	10/01/38		263,502
950,378	6.000	11/01/38		1,080,375
162,110	6.000	12/01/38		184,252
743,675	6.000	01/01/39		845,640
84,736	7.000	03/01/39		98,187
530,456	6.000	09/01/39		602,582
771,583	6.000	06/01/40		876,490
1,188,444	6.000	10/01/40		1,349,134
5,342,262	6.000	05/01/41		6,067,836
55,614	6.000	06/01/41		63,173

				38,650,838

GNMA – 0.6%
3,105,198	4.000	10/20/43		3,295,392
654,654	4.000	10/20/45		693,524

				3,988,916

TOTAL FEDERAL AGENCIES				$43,845,576

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $76,752,434)				$77,005,756

Agency Debenture – 0.4%
FHLB
$2,685,000	1.625%	06/14/19		$2,689,591

Asset-Backed Securities – 23.7%
Automotive – 1.3%
Ally Master Owner Trust Series 2015-2, Class A2
$2,050,000	1.830%	01/15/21		$2,049,097
Ford Credit Auto Owner Trust Series 2016-2, Class A(a)
1,400,000	2.030	12/15/27		1,389,126

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Automotive – (continued)
Ford Credit Floorplan Master Owner Trust Series 2016-5, Class A1
$3,850,000	1.950%	11/15/21	$3,851,637
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(a)
1,350,000	1.960	05/17/21	1,352,543

			8,642,403

Collateralized Loan Obligations(a) – 11.8%
ACIS CLO Ltd. Series 2013-1A, Class A1 (3M USD LIBOR + 0.870%)
1,402,206	2.028	04/18/24	1,402,998
ACIS CLO Ltd. Series 2013-1A, Class B (3M USD LIBOR + 1.950%)
313,530	3.108	04/18/24	313,609
ACIS CLO Ltd. Series 2013-1A, Class C (3M USD LIBOR + 2.950%)
198,030	4.108	04/18/24	198,450
ACIS CLO Ltd. Series 2013-2A, Class C1R (3M USD LIBOR + 1.300%)
129,943	2.459	10/14/22	129,957
AIMCO CLO Series 2017-AA, Class A (3M USD LIBOR + 1.260%)
3,150,000	2.593	07/20/29	3,151,531
Apidos CLO X Series 2012-10A, Class A (3M USD LIBOR + 1.420%)
1,523,292	2.590	10/30/22	1,524,882
Atrium X CLO Series 2017-10A, Class AR (3M USD LIBOR + 0.950%)
3,050,000	2.036	07/16/25	3,056,847
B&M CLO Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
600,000	2.558	04/16/26	599,861
B&M CLO Ltd. Series 2014-1A, Class A2 (3M USD LIBOR + 1.950%)
100,000	3.108	04/16/26	99,999
Babson CLO Ltd. Series 2014-3A, Class AR (3M USD LIBOR + 1.320%)
3,250,000	2.478	01/15/26	3,278,594
BlueMountain CLO Ltd. Series 2014-2A, Class AR (3M USD LIBOR + 0.930%)
3,150,000	2.237	07/20/26	3,162,471
Bowman Park CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.180%)
1,650,000	2.366	11/23/25	1,656,805
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R (3M USD LIBOR + 1.230%)
3,100,000	2.519	06/09/30	3,109,331
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1 (3M USD LIBOR + 1.610%)
3,400,000	2.768	07/17/28	3,428,893
Crown Point CLO Ltd. Series 2012-1A, Class A1LA (3M USD LIBOR + 0.750%)
10,229	1.922	11/21/22	10,231
Crown Point CLO Ltd. Series 2013-2A, Class A1L (3M USD LIBOR + 0.970%)
2,174,841	2.128	12/31/23	2,169,166
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
3,050,000	2.469	07/15/26	3,056,045

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a) – (continued)
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A (3M USD LIBOR + 1.390%)
1,650,000	2.546	07/25/27	1,647,881
ICG US CLO Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.150%)
871,175	2.306	04/20/26	868,918
Jamestown CLO X Ltd. Series 2017-10A, Class A1 (3M USD LIBOR + 1.250%)
6,250,000	2.720	07/17/29	6,286,000
LCM XVI LP Series 2017-16A, Class AR (3M USD LIBOR + 1.030%)
6,250,000	2.188	07/15/26	6,256,431
Neuberger Berman CLO XIX Ltd. Series 2015-19A, Class A1R (3M USD LIBOR + 1.050%)
3,150,000	2.354	07/15/27	3,155,560
OCP CLO Ltd. Series 2012-2A, Class A1R (3M USD LIBOR + 1.400%)
200,000	2.572	11/22/25	201,110
OCP CLO Ltd. Series 2014-5A, Class A1 (3M USD LIBOR + 1.000%)
1,200,000	2.167	04/26/26	1,202,459
OFSI Fund V Ltd. Series 2013-5A, Class A1LA (3M USD LIBOR + 0.930%)
180,569	2.088	04/17/25	180,640
OFSI Fund VI Ltd. Series 2014-6A, Class A1 (3M USD LIBOR + 1.030%)
860,777	2.188	03/20/25	854,681
Parallel Ltd. Series 2015-1A, Class A (3M USD LIBOR + 1.450%)
1,250,000	2.606	07/20/27	1,250,435
Parallel Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 1.310%)
2,700,000	2.623	07/20/29	2,699,965
Recette CLO Ltd. Series 2015-1A, Class AR
4,550,000	0.000	10/20/27	4,550,000
Regatta IV Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.020%)
3,000,000	2.176	07/25/26	3,002,931
Shackleton CLO Ltd. Series 2014-5A, Class AR (3M USD LIBOR + 1.140%)
1,300,000	2.319	05/07/26	1,301,876
Sound Point CLO XI Ltd. Series 2016-1A, Class A (3M USD LIBOR + 1.650%)
4,150,000	2.806	07/20/28	4,176,929
TICP CLO VI Ltd. Series 2016-6A, Class A (3M USD LIBOR + 1.550%)
2,600,000	2.676	01/15/29	2,610,010
Whitehorse Ltd. Series 2014-9A, Class AR (3M USD LIBOR + 1.160%)
3,600,000	2.464	07/17/26	3,604,576
WhiteHorse VIII Ltd. Series 2014-1A, Class A (3M USD LIBOR + 1.500%)
1,250,000	2.670	05/01/26	1,251,563
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A1 (3M USD LIBOR + 1.330%)
1,500,515	2.488	07/16/27	1,504,509
Zais CLO 1 Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
661,898	2.558	04/15/26	664,680

			77,620,824

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Credit Card(a) – 2.4%
CARDS II Trust Series 2016-1A, Class A (1M LIBOR + 0.700%)
$1,750,000	1.934%	07/15/21	$1,757,267
CARDS II Trust Series 2017-1A, Class A (1M LIBOR + 0.370%)
2,550,000	1.604	04/18/22	2,556,260
Evergreen Credit Card Trust Series 2016-1, Class A (1M LIBOR + 0.720%)
3,000,000	1.954	04/15/20	3,009,027
Golden Credit Card Trust Series 2016-5A, Class A
2,600,000	1.600	09/15/21	2,582,315
Golden Credit Card Trust Series 2017-2A, Class A
2,450,000	1.980	04/15/22	2,450,485
Trillium Credit Card Trust II Series 2016-1A, Class A (1M LIBOR + 0.720%)
3,150,000	1.958	05/26/21	3,154,803

			15,510,157

Student Loan – 8.2%
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A (1M USD LIBOR + 0.800%)
648,562	2.034	02/25/41	648,363
ECMC Group Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.350%)
1,887,861	2.584	07/26/66	1,889,048
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(a) (1M USD LIBOR + 0.800%)
4,200,000	2.034	04/26/32	4,133,421
Educational Funding of the South, Inc. Series 2012-1, Class A (1M USD LIBOR + 1.050%)
3,078,311	2.284	03/25/36	3,093,839
Educational Services of America, Inc. Series 2012-1, Class A1(a) (1M USD LIBOR + 1.150%)
64,876	2.384	09/25/40	65,813
Educational Services of America, Inc. Series 2014-1, Class A(a) (1M USD LIBOR + 0.700%)
940,215	1.934	02/25/39	928,263
Educational Services of America, Inc. Series 2015-2, Class A(a) (1M USD LIBOR + 1.000%)
1,029,558	2.234	12/25/56	1,034,852
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(a) (1M USD LIBOR + 1.350%)
2,700,000	2.584	03/25/36	2,738,002
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(a) (1M USD LIBOR + 1.000%)
182,827	2.234	02/25/25	183,194
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(a) (1M USD LIBOR + 1.000%)
1,700,000	2.234	04/25/33	1,699,999
GCO Education Loan Funding Master Trust-II Series 2006-2A, Class A3L(a) (3M USD LIBOR + 0.120%)
94,608	1.309	08/25/28	94,596
GCO Education Loan Funding Trust Series 2007-1A, Class A6L(a) (3M LIBOR + 0.110%)
2,633,863	1.427	11/25/26	2,617,430
Higher Education Funding I Series 2005-1, Class A4 (3M USD LIBOR + 0.140%)
85,543	1.329	02/25/30	85,520
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,900,000	2.056	07/25/45	1,906,193
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1 (1M USD LIBOR + 0.750%)
2,341,600	1.982	12/01/31	2,332,702
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
2,532,092	2.231	05/20/30	2,545,546
Navient Student Loan Trust Series 2016-5A, Class A(a) (1M USD LIBOR + 1.250%)
3,958,031	2.484	06/25/65	4,037,415

Asset-Backed Securities – (continued)
Student Loan – (continued)
Navient Student Loan Trust Series 2016-7A, Class A(a) (1M USD LIBOR + 1.150%)
1,989,549	2.384	03/25/66	2,013,654
Nelnet Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.130%)
167,467	1.417	06/22/26	167,409
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
1,075,331	2.056	07/25/41	1,071,547
Northstar Education Finance, Inc. Series 2012-1, Class A(a) (1M USD LIBOR + 0.700%)
131,001	1.934	12/26/31	129,976
Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(a) (1M USD LIBOR + 0.550%)
66,261	1.784	05/25/57	65,704
PHEAA Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.150%)
2,026,936	2.384	09/25/65	2,062,945
SLC Student Loan Center Series 2011-1, Class A(a) (1M USD LIBOR + 1.220%)
7,469,069	2.454	10/25/27	7,570,000
SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
1,400,000	1.366	06/15/29	1,392,311
SLM Student Loan Trust Series 2003-12, Class A5(a) (3M USD LIBOR + 0.280%)
194,545	1.526	09/15/22	194,653
SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
119,313	1.386	01/25/23	119,372
SLM Student Loan Trust Series 2004-1, Class A3 (3M USD LIBOR + 0.210%)
490,110	1.366	04/25/23	490,257
SLM Student Loan Trust Series 2004-8A, Class A5(a) (3M USD LIBOR + 0.500%)
756,390	1.656	04/25/24	758,810
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
1,400,000	1.296	10/25/28	1,393,076
SLM Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.110%)
906,159	1.266	07/25/25	906,113
SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
1,095,428	1.486	01/25/22	1,078,946
SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
410,594	2.806	07/25/22	420,398
SLM Student Loan Trust Series 2012-3, Class A (1M USD LIBOR + 0.650%)
1,300,806	1.884	12/26/25	1,310,761
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
975,908	1.998	10/01/24	979,487
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,200,000	2.020	05/01/35	1,185,108
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
122,153	1.286	01/26/26	122,115

			53,466,838

TOTAL ASSET-BACKED SECURITIES
(Cost $154,228,124)			$155,240,222

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date		Value
Foreign Debt Obligations – 1.6%
Sovereign – 1.6%
	Dominican Republic
	$91,810	9.040%		01/23/18		$93,187
	1,210,000	7.500		05/06/21		1,341,588
	520,000	5.500	(a)	01/27/25		548,600
	Perusahaan Penerbit SBSN(a)
	820,000	4.150		03/29/27		845,469
	Republic of Argentina
EUR	40,000	2.260	(i)	12/31/38		32,266
	$70,000	2.500	(i)	12/31/38		49,525
	1,370,000	7.125	(a)	06/28/17	(e)	1,367,260
	Republic of Ecuador
	480,000	9.650		12/13/26		504,000
	200,000	9.625	(a)	06/02/27		209,000
	390,000	9.625		06/02/27		407,550
	Republic of Indonesia
	600,000	6.875	(a)	01/17/18		609,660
	320,000	6.875		01/17/18		325,152
	200,000	5.875		01/15/24		229,270
EUR	250,000	2.150	(a)	07/18/24		303,970
	$200,000	4.750	(a)	01/08/26		218,062
	840,000	3.850	(a)	07/18/27		864,066
	Republic of South Africa
ZAR	4,500,000	7.000		02/28/31		276,810
	8,525,000	8.250		03/31/32		575,572
	1,570,000	8.875		02/28/35		109,569
	1,810,000	8.500		01/31/37		120,354
	900,000	6.500		02/28/41		47,120
	870,000	8.750		01/31/44		58,050
	2,747,000	8.750		02/28/48		183,510
	United Mexican States
MXN	10,679,700	6.500		06/10/21		582,061
	11,540,800	6.500		06/09/22		627,684
	1,916,700	8.000		12/07/23		111,838
	46,900	8.000		11/07/47		2,807

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $10,354,913)					$10,644,000

Structured Notes(j) – 0.6%
	Arab Republic of Egypt (Issuer Citibank NA)
	$7,920,000	0.000	(a)	11/02/17		$441,604
	9,200,000	0.000		11/09/17		511,124
	14,570,000	0.000	(a)	05/03/18		745,645
	18,450,000	0.000	(a)	05/10/18		938,358

	Arab Republic of Egypt (Issuer HSBC Bank PLC)(a)
	9,700,000	0.000		06/07/18		489,677
	Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA)(a)
	6,275,000	0.000		02/15/18		332,834
	5,100,000	0.000		05/17/18		259,253
	5,100,000	0.000		07/26/18		251,374

	TOTAL STRUCTURED NOTES
	(Cost $3,931,088)					$3,969,869

Municipal Debt Obligations(b) – 2.6%
Florida – 1.9%
	Florida State Board of Administration Finance Corp. Series 2016, Class A
	$12,625,000	2.638%		07/01/21		$12,691,786

						12,691,786

New Hampshire(d) – 0.3%
	New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3
	1,800,000	2.164		10/25/37		1,760,653

						1,760,653

Puerto Rico(k) – 0.2%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	45,000	6.000		07/01/38		34,087
	15,000	6.000		07/01/44		11,288
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	15,000	5.500		07/01/28		11,250
	20,000	5.750		07/01/37		14,500
	35,000	5.250		07/01/42		25,025
	25,000	6.000		07/01/47		18,438
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	50,000	5.000		07/01/33		35,750
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	10,000	5.750		07/01/41		4,625
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	35,000	5.500		07/01/32		16,144
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	10,000	5.875		07/01/36		4,675
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
	10,000	6.000		07/01/34		4,475
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	10,000	5.500		07/01/26		4,675
	165,000	5.500		07/01/39		77,137
	180,000	5.000		07/01/41		81,675
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	615,000	8.000		07/01/35		298,275
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
	10,000	5.250		07/01/27		4,650
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(j)
	10,000	0.000		08/01/35		634
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(j)
	10,000	0.000		08/01/37		570
	10,000	0.000		08/01/38		534
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	10,000	5.250		08/01/27		2,075
	200,000	6.750		08/01/32		42,000
	60,000	5.750		08/01/37		12,450
	5,000	6.375		08/01/39		1,050
	465,000	6.000		08/01/42		96,487

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations(b) – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
$25,000	0.000%		08/01/33	$4,438
345,000	5.500		08/01/37	71,587
580,000	5.375	(k)	08/01/39	120,350
105,000	5.500		08/01/42	21,787
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
25,000	5.000		08/01/35	5,188
95,000	5.375		08/01/38	19,713
5,000	6.000	(k)	08/01/39	1,038
665,000	5.250		08/01/41	137,987
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
230,000	5.000		08/01/43	47,725
165,000	5.250		08/01/43	34,237
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
120,000	5.500		08/01/28	24,900

				1,291,419

Utah – 0.2%
Utah State Board of Regents Student Loan RB (Taxable) Series 2011-A2
1,056,964	2.161		05/01/29	1,060,262

				1,060,262

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $18,208,206)				$16,804,120

U.S. Treasury Obligations – 4.1%
United States Treasury Bonds
$520,000	2.750%		11/15/42	$513,573
470,000	3.125		02/15/43	496,146
1,010,000	3.625	(l)	02/15/44	1,161,167
540,000	3.125		08/15/44	569,873
50,000	3.000		11/15/44	51,541
United States Treasury Inflation Indexed Bonds
9,213,039	0.125		04/15/18	9,220,686
5,014,512	0.125		04/15/19	5,034,720
5,466,971	0.125	(l)	04/15/20	5,495,564
1,751,374	0.625		01/15/26	1,775,893
571,894	0.125		07/15/26	556,470

United States Treasury Notes
490,000	1.375	(l)	04/30/21	483,801
1,200,000	2.375		08/15/24	1,216,920

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $26,498,701)				$26,576,354

Shares	Distribution Rate			Value
Investment Company(m) – 1.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,812,687	0.927%			$6,812,687
(Cost $6,812,687)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
(Cost $631,606,822)				$633,216,254

Short-term Investments(j) – 1.1%
Commercial Paper – 1.1%
Electricite de France SA
$2,700,000	0.000%		01/05/18	$2,688,725
Dominion Energy, Inc.
2,000,000	0.000		10/12/17	1,999,007
VW Credit, Inc.
3,000,000	0.000		10/11/17	2,998,628

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,684,370)				$7,686,360

TOTAL INVESTMENTS – 97.7%
(Cost $639,291,192)				$640,902,614

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%				14,780,103

NET ASSETS – 100.0%				$655,682,717

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $209,414,288, which represents approximately 31.9% of net assets as of September 30, 2017 and are unaudited.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Guaranteed by a foreign government until maturity.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2017.
(e)	Actual maturity date is 06/28/2117.
(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,031,094 which represents approximately 0.2% of net assets as of September 30, 2017.
(i)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2017.
(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(k)	Security is currently in default and/or non-income producing.
(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(m)	Represents an Affiliated Issuer.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	6,595,013	USD	375,000	$379,875	10/05/17	$4,875
	ARS	10,131,171	USD	578,877	583,223	10/06/17	4,346
	ARS	13,396,335	USD	745,517	769,417	10/10/17	23,900
	ARS	2,526,564	USD	144,623	145,030	10/11/17	407
	ARS	1,223,375	USD	69,967	70,184	10/12/17	217
	ARS	10,617,547	USD	595,298	605,299	10/23/17	10,001
	ARS	6,113,781	USD	348,106	348,145	10/25/17	40
	ARS	4,728,121	USD	264,236	268,475	10/30/17	4,240
	ARS	8,661,861	USD	482,018	491,574	11/01/17	9,556
	ARS	4,997,842	USD	280,364	283,480	11/02/17	3,116
	ARS	6,364,790	USD	357,713	360,027	11/07/17	2,313
	ARS	6,321,547	USD	356,143	357,385	11/08/17	1,242
	ARS	10,711,283	USD	602,018	603,906	11/13/17	1,888
	ARS	4,364,445	USD	244,918	245,534	11/17/17	615
	ARS	3,599,511	USD	199,585	201,732	11/24/17	2,148
	AUD	1,241,690	USD	971,025	973,055	12/20/17	2,030
	BRL	10,845,501	USD	3,403,187	3,422,844	10/03/17	19,656
	BRL	16,865,113	USD	5,260,672	5,299,769	11/03/17	39,098
	CAD	188,832	AUD	191,000	151,417	12/20/17	1,740
	CAD	205,617	USD	164,853	164,877	12/20/17	24
	CHF	2,232,129	EUR	1,939,864	2,318,045	12/20/17	14,727
	CNH	9,795,195	USD	1,463,093	1,466,514	12/20/17	3,422
	CZK	43,999,388	EUR	1,665,664	2,001,837	10/03/17	32,868
	CZK	17,301,989	EUR	648,000	788,711	11/09/17	21,201
	CZK	23,608,258	EUR	882,528	1,076,889	11/21/17	30,917
	CZK	51,365,218	EUR	1,965,083	2,343,149	11/22/17	14,005
	CZK	120,707,483	EUR	4,639,193	5,521,431	12/20/17	13,042

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	CZK	50,715,915	EUR	1,900,953	$2,322,939	01/03/18	$63,924
	EUR	325,000	CHF	371,075	385,892	12/20/17	533
	EUR	165,678	GBP	146,265	196,719	12/20/17	225
	EUR	322,000	HUF	99,838,293	382,330	12/20/17	2,204
	EUR	1,293,000	NOK	12,053,724	1,535,256	12/20/17	18,957
	EUR	454,671	PLN	1,953,502	539,857	12/20/17	4,379
	EUR	424,000	SEK	4,031,976	503,440	12/20/17	5,986
	EUR	3,829,490	USD	4,514,287	4,529,047	10/12/17	14,759
	EUR	2,516,386	USD	2,975,573	2,987,855	12/20/17	12,281
	GBP	1,153,920	EUR	1,289,482	1,550,187	12/20/17	19,109
	GBP	284,000	JPY	42,678,100	381,528	12/20/17	691
	GBP	1,462,000	USD	1,960,169	1,961,895	11/16/17	1,725
	GBP	905,363	USD	1,205,912	1,216,273	12/20/17	10,361
	HKD	8,229,863	USD	1,053,360	1,053,621	10/03/17	260
	HKD	4,181,487	USD	537,000	537,450	03/27/18	450
	IDR	10,589,083,155	USD	778,869	783,948	11/02/17	5,081
	IDR	15,282,503,525	USD	1,119,187	1,125,382	12/20/17	6,195
	IDR	10,279,052,090	USD	751,118	756,845	12/21/17	5,727
	INR	15,044,888	USD	229,000	229,200	11/03/17	200
	INR	49,385,911	USD	745,200	746,612	01/12/18	1,412
	JPY	43,059,100	EUR	321,000	384,237	12/20/17	3,095
	JPY	350,946,945	USD	3,130,455	3,131,665	12/20/17	1,210
	KRW	490,455,209	USD	428,345	428,376	10/12/17	31
	KRW	82,693,758	USD	72,219	72,232	10/25/17	13
	NZD	1,030,803	USD	742,522	743,371	12/20/17	848
	PHP	39,429,453	USD	768,638	775,083	10/05/17	6,444
	PHP	31,833,667	USD	621,298	625,288	10/10/17	3,990
	PHP	19,281,250	USD	377,546	378,496	10/19/17	951
	PHP	61,670,893	USD	1,202,396	1,208,380	11/14/17	5,984
	PLN	1,407,841	EUR	325,000	385,906	12/20/17	14
	PLN	1,042,299	HUF	74,785,085	285,706	12/20/17	969
	RUB	126,467,197	USD	2,152,000	2,164,573	12/14/17	12,573
	SEK	8,135,977	EUR	844,156	1,003,795	12/20/17	1,479
	SGD	207,542	USD	153,000	153,142	12/20/17	142
	TRY	2,792,668	USD	762,607	765,488	12/20/17	2,881
	TWD	22,022,220	USD	721,307	725,358	10/20/17	4,051
	TWD	11,253,750	USD	370,128	370,781	10/26/17	652
	USD	380,116	ARS	6,595,013	379,875	10/05/17	241
	USD	965,600	AUD	1,207,000	946,310	11/08/17	19,290
	USD	8,362,438	AUD	10,467,290	8,202,725	12/20/17	159,712
	USD	1,533,000	BRL	4,819,736	1,521,111	10/03/17	11,889
	USD	179,822	BRL	571,925	179,724	11/03/17	98
	USD	1,257,085	CAD	1,529,999	1,226,513	11/06/17	30,573
	USD	4,318,935	CAD	5,330,451	4,274,289	12/20/17	44,647
	USD	384,000	CHF	367,576	381,724	12/20/17	2,276
	USD	392,000	CLP	242,206,216	378,340	10/12/17	13,660
	USD	381,732	CLP	239,346,108	373,837	10/16/17	7,895
	USD	2,545,303	CNH	16,912,169	2,532,052	12/20/17	13,251
	USD	177,016	CNY	1,179,881	177,014	11/10/17	2
	USD	384,000	COP	1,123,776,000	381,381	10/25/17	2,619
	USD	14,619,724	EUR	12,180,067	14,462,115	12/20/17	157,608

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	1,860,234	GBP	1,377,610	$1,850,693	12/20/17	$9,541
	USD	1,860,590	HKD	14,426,868	1,846,987	10/03/17	13,603
	USD	1,996,557	HKD	15,516,766	1,986,893	10/10/17	9,664
	USD	4,428,899	HKD	34,274,781	4,405,370	03/27/18	23,529
	USD	1,412,000	HKD	10,939,470	1,407,121	05/11/18	4,879
	USD	1,909,000	HKD	14,810,290	1,908,322	09/19/18	678
	USD	779,099	IDR	10,306,453,549	764,516	10/10/17	14,584
	USD	365,943	IDR	4,917,905,400	364,612	10/16/17	1,331
	USD	1,154,000	IDR	15,334,605,880	1,136,704	10/18/17	17,296
	USD	367,596	INR	24,018,750	367,307	10/05/17	289
	USD	875,136	INR	56,046,357	856,374	10/10/17	18,762
	USD	2,578,076	INR	165,734,330	2,529,691	10/18/17	48,386
	USD	756,249	INR	49,125,973	749,139	10/25/17	7,110
	USD	1,036,195	JPY	112,565,517	1,001,620	10/25/17	34,576
	USD	1,707,041	JPY	187,943,888	1,677,112	12/20/17	29,930
	USD	1,207,192	KRW	1,376,802,081	1,202,200	10/02/17	4,992
	USD	2,289,981	KRW	2,606,710,177	2,276,741	10/10/17	13,240
	USD	1,577,189	KRW	1,787,687,873	1,561,412	10/12/17	15,777
	USD	530,323	KRW	601,234,561	525,172	10/25/17	5,151
	USD	2,063,169	KRW	2,354,046,042	2,056,534	11/10/17	6,634
	USD	1,364,371	MXN	24,375,780	1,337,205	10/06/17	27,166
	USD	3,059,724	MXN	55,250,141	2,994,914	12/20/17	64,809
	USD	2,156,236	NZD	2,968,000	2,140,393	12/20/17	15,842
	USD	347,734	PHP	17,685,282	347,380	10/10/17	354
	USD	767,000	PHP	38,928,501	763,812	10/26/17	3,188
	USD	153,000	PHP	7,786,843	152,719	11/02/17	281
	USD	1,419,904	RUB	82,610,418	1,413,934	12/14/17	5,970
	USD	2,006,820	SGD	2,696,549	1,989,750	12/20/17	17,070
	USD	383,000	THB	12,762,544	382,712	10/11/17	288
	USD	3,286,519	TRY	11,830,749	3,242,882	12/20/17	43,637
	USD	1,023,658	TWD	30,613,528	1,009,016	10/02/17	14,642
	USD	154,000	TWD	4,617,690	152,088	10/19/17	1,912
	USD	5,529,591	TWD	166,704,368	5,490,832	10/20/17	38,760
	USD	2,046,868	TWD	61,666,044	2,031,427	10/23/17	15,441
	USD	1,511,405	TWD	45,652,000	1,504,110	10/26/17	7,295
	USD	183,663	TWD	5,567,017	183,454	10/31/17	209
	USD	3,244,595	TWD	96,970,216	3,197,312	11/10/17	47,283
	USD	1,258,009	ZAR	16,917,331	1,240,446	11/14/17	17,563
	USD	178,189	ZAR	2,441,954	178,029	12/20/17	160
	ZAR	15,803,212	USD	1,148,000	1,152,120	12/20/17	4,120
TOTAL							$1,551,123

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	ARS	6,595,013	USD	374,398	$373,867	11/03/17	$(531)
	ARS	12,722,122	USD	721,515	714,164	11/21/17	(7,351)
	ARS	7,964,319	USD	448,315	446,355	11/24/17	(1,960)
	AUD	481,000	NZD	529,182	376,937	12/20/17	(4,686)

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	AUD	1,085,327	USD	868,262	$850,916	11/08/17	$(17,346)
	AUD	7,012,373	USD	5,562,571	5,495,265	12/20/17	(67,304)
	BRL	12,029,426	USD	3,834,299	3,796,491	10/03/17	(37,806)
	BRL	2,417,375	USD	756,612	756,509	12/04/17	(103)
	CAD	2,516,410	USD	2,067,546	2,017,263	11/06/17	(50,283)
	CAD	7,337,743	USD	6,004,568	5,883,862	12/20/17	(120,709)
	CNH	19,674,315	USD	2,977,483	2,945,595	12/20/17	(31,888)
	CNY	5,050,451	USD	765,652	758,591	10/26/17	(7,061)
	CNY	4,483,167	USD	676,429	670,975	12/14/17	(5,453)
	COP	1,672,085,211	USD	574,857	567,463	10/25/17	(7,393)
	EUR	1,899,842	CHF	2,184,698	2,255,794	12/20/17	(12,992)
	EUR	1,689,685	CZK	43,999,388	1,997,365	10/03/17	(4,472)
	EUR	2,252,071	GBP	2,006,371	2,674,018	12/20/17	(21,359)
	EUR	2,562,359	USD	3,073,663	3,042,441	12/20/17	(31,222)
	GBP	2,841,332	EUR	3,217,000	3,817,071	12/20/17	(2,665)
	GBP	3,662,528	USD	4,980,990	4,920,273	12/20/17	(60,718)
	HKD	6,197,005	USD	793,420	793,366	10/03/17	(54)
	HUF	101,483,800	EUR	326,000	386,390	12/20/17	(689)
	HUF	495,668,955	USD	1,951,837	1,887,214	12/20/17	(64,622)
	IDR	25,561,555,615	USD	1,911,206	1,896,953	10/05/17	(14,254)
	IDR	16,230,657,889	USD	1,216,395	1,203,963	10/10/17	(12,432)
	IDR	24,631,805,077	USD	1,837,143	1,826,193	10/16/17	(10,950)
	IDR	8,648,302,984	USD	648,360	640,624	10/26/17	(7,736)
	IDR	10,318,189,950	USD	765,000	764,056	10/31/17	(944)
	IDR	12,411,396,051	USD	921,410	917,498	11/16/17	(3,912)
	INR	73,404,661	USD	1,145,074	1,122,542	10/05/17	(22,532)
	INR	106,803,020	USD	1,661,095	1,631,924	10/10/17	(29,171)
	INR	229,753,648	USD	3,563,940	3,506,851	10/18/17	(57,089)
	INR	153,871,942	USD	2,362,536	2,346,449	10/25/17	(16,087)
	INR	155,248,235	USD	2,383,921	2,367,123	10/26/17	(16,798)
	INR	24,018,750	USD	366,173	365,911	11/03/17	(262)
	JPY	42,683,062	EUR	323,310	380,881	12/20/17	(3,004)
	JPY	21,965,166	GBP	150,483	196,006	12/20/17	(6,156)
	JPY	106,391,000	USD	979,357	946,678	10/25/17	(32,679)
	JPY	416,168,880	USD	3,781,143	3,713,671	12/20/17	(67,472)
	KRW	1,376,802,081	USD	1,224,194	1,202,200	10/02/17	(21,993)
	KRW	2,606,710,177	USD	2,312,782	2,276,740	10/10/17	(36,042)
	KRW	1,297,232,664	USD	1,148,032	1,133,036	10/12/17	(14,996)
	KRW	2,206,147,501	USD	1,943,789	1,927,048	10/25/17	(16,740)
	KRW	1,368,532,645	USD	1,209,685	1,195,573	11/10/17	(14,112)
	KRW	3,673,342,871	USD	3,227,442	3,209,543	11/22/17	(17,900)
	MXN	106,549,081	USD	5,902,731	5,775,650	12/20/17	(127,082)
	NOK	38,951,102	EUR	4,156,143	4,899,849	12/20/17	(34,985)
	NOK	1,906,922	GBP	179,737	239,881	12/20/17	(1,580)
	NOK	2,767,903	USD	354,429	348,188	12/20/17	(6,242)
	NZD	528,146	EUR	322,000	380,876	12/20/17	(1,453)
	NZD	6,293,361	USD	4,574,602	4,538,499	12/20/17	(36,105)
	PEN	1,217,250	USD	375,000	372,809	10/05/17	(2,191)
	PEN	2,536,725	USD	783,000	776,798	10/10/17	(6,202)
	PEN	2,409,549	USD	738,672	735,622	12/14/17	(3,050)
	PLN	26,825,720	EUR	6,279,229	7,353,253	12/20/17	(102,448)

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	PLN	13,001,683	USD	3,661,324	$3,563,918	12/20/17	$(97,406)
	RUB	343,307,895	USD	5,893,940	5,875,951	12/14/17	(17,989)
	SEK	117,266,888	EUR	12,286,977	14,468,075	12/20/17	(120,983)
	SEK	2,444,419	USD	306,430	301,586	12/20/17	(4,844)
	SGD	2,701,867	USD	2,008,921	1,993,675	12/20/17	(15,247)
	THB	12,962,656	USD	392,000	388,712	10/11/17	(3,288)
	TRY	12,641,091	USD	3,574,056	3,465,005	12/20/17	(109,052)
	TWD	39,572,082	USD	1,316,612	1,304,287	10/02/17	(12,324)
	TWD	11,253,750	USD	375,000	370,628	10/05/17	(4,372)
	TWD	76,259,378	USD	2,522,839	2,511,795	10/20/17	(11,041)
	TWD	18,603,396	USD	618,107	612,841	10/23/17	(5,266)
	TWD	27,151,050	USD	897,510	894,554	10/26/17	(2,955)
	USD	534,802	AUD	685,000	536,802	12/20/17	(2,001)
	USD	5,660,230	BRL	18,055,191	5,698,224	10/03/17	(37,994)
	USD	383,000	BRL	1,226,753	385,500	11/03/17	(2,500)
	USD	384,000	CHF	371,167	385,453	12/20/17	(1,453)
	USD	168,161	CNH	1,126,256	168,621	12/20/17	(460)
	USD	799,443	CNY	5,345,038	801,900	11/10/17	(2,457)
	USD	306,000	COP	903,586,482	306,444	10/31/17	(444)
	USD	5,684,265	EUR	4,821,987	5,702,849	10/12/17	(18,585)
	USD	1,631,958	EUR	1,377,288	1,635,334	12/20/17	(3,380)
	USD	1,629,992	GBP	1,215,736	1,631,427	11/16/17	(1,435)
	USD	1,784,616	GBP	1,341,423	1,802,080	12/20/17	(17,464)
	USD	1,888,965	IDR	25,561,555,615	1,896,952	10/05/17	(7,987)
	USD	754,099	INR	49,385,911	755,235	10/05/17	(1,137)
	USD	383,000	INR	25,155,440	383,554	10/26/17	(554)
	USD	983,714	INR	64,923,663	989,072	11/03/17	(5,358)
	USD	1,855,033	JPY	208,603,264	1,861,467	12/20/17	(6,432)
	USD	1,870,443	KRW	2,149,462,151	1,877,806	11/10/17	(7,363)
	USD	428,517	KRW	490,455,209	428,530	11/22/17	(12)
	USD	749,577	NZD	1,044,187	753,022	12/20/17	(3,447)
	USD	384,000	PHP	19,665,274	386,035	10/19/17	(2,035)
	USD	384,000	PHP	19,624,512	385,208	10/20/17	(1,208)
	USD	383,000	PHP	19,576,486	384,108	10/26/17	(1,108)
	USD	2,280,059	RUB	134,295,648	2,298,562	12/14/17	(18,503)
	USD	1,899,143	SGD	2,586,233	1,908,348	12/20/17	(9,205)
	USD	369,824	TWD	11,253,750	370,628	10/05/17	(804)
	USD	1,208,032	TWD	36,889,661	1,215,054	10/20/17	(7,023)
	USD	799,443	TWD	24,321,783	801,496	10/31/17	(2,052)
	ZAR	52,025,536	USD	3,922,807	3,792,880	12/20/17	(129,932)
TOTAL							$(2,000,366)

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	204	09/16/19	$49,982,550	$(158,571)
Ultra Long U.S. Treasury Bonds	16	12/19/17	2,642,000	(47,304)
10 Year German Euro-Bund	21	12/07/17	3,996,253	(24,487)
2 Year U.S. Treasury Notes	378	12/29/17	81,535,782	(228,958)
5 Year U.S. Treasury Notes	1,009	12/29/17	118,557,500	(960,081)
TOTAL				$(1,419,401)
Short position contracts:
Eurodollars	(143)	12/17/18	(35,083,263)	(12,682)
Eurodollars	(64)	06/17/19	(15,687,200)	37,352
Eurodollars	(81)	03/16/20	(19,827,787)	19,463
Eurodollars	(69)	06/15/20	(16,885,162)	(5,747)
Eurodollars	(145)	09/14/20	(35,470,625)	31,715
Eurodollars	(145)	12/14/20	(35,452,500)	29,902
Eurodollars	(145)	03/15/21	(35,441,625)	27,453
Italian 10 Year Government Bonds	(25)	12/07/17	(3,987,732)	6,851
U.S. Long Bonds	(88)	12/19/17	(13,447,500)	190,937
Ultra 10 Year U.S. Treasury Notes	(5)	12/19/17	(671,641)	7,867
10 Year U.S. Treasury Notes	(34)	12/19/17	(4,260,625)	2,879
TOTAL				$335,990
TOTAL FUTURES CONTRACTS				$(1,083,411)

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M CDOR(a)	0.832%	10/25/17	CAD	111,430		$(21,391)	$167	$(21,558)
12M BP(b)	0.297	12/14/17	GBP	269,410	(c)	(30,979)	2,208	(33,187)
3M STIBOR(d)	0.050(b)	06/15/18	SEK	96,860	(c)	23,443	17,070	6,373
3M STIBOR(d)	0.330(b)	09/15/18		87,960		8,821	442	8,379
0.330(b)	3M STIBOR(d)	09/15/18		87,960		451	(102)	553
6M CHFOR	0.554	03/29/19	CHF	25,420	(c)	181	(240,567)	240,748
1.826	3M LIBOR	05/11/19	$	17,550	(c)	(3,733)	(2,901)	(832)
3M STIBOR(d)	0.100(b)	06/29/19	SEK	205,050	(c)	1,357	(2,942)	4,299
3M CDOR(e)	1.250	12/20/19	CAD	24,010	(c)	(274,898)	(284,771)	9,873
2.000(e)	3M LIBOR(d)	12/20/19	$	19,970	(c)	(77,228)	(122,772)	45,544
6M BP(a)	3.370	07/15/22	GBP	2,510		(13,369)	132	(13,501)
Mexico Interbank TIIE 28 Days(f)	6.750	12/14/22	MXN	35,075	(c)	(2,819)	(329)	(2,490)
6M EURO(e)	0.250(b)	12/20/22	EUR	9,850	(c)	(32,625)	389	(33,014)
3M STIBOR(d)	0.500(b)	12/20/22	SEK	82,690	(c)	(20,842)	14,371	(35,213)
6M CDOR(e)	1.750	12/20/22	CAD	8,500	(c)	(137,326)	(141,085)	3,759
2.250(e)	3M LIBOR(d)	12/20/22	$	13,510	(c)	(129,096)	(221,549)	92,453

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.500%(e)	6M AUDOR(d)	12/20/22	AUD	8,150	(c)	$47,553	$(10,829)	$58,382
2.143(e)	3M LIBOR	07/03/23	$	1,340	(c)	(59)	(448)	389
3M LIBOR(d)	2.065%(e)	08/06/23		4,730	(c)	(20,306)	1,914	(22,220)
6M EURO(e)	1.330(a)	01/12/27	EUR	6,720	(c)	(38,516)	(79,595)	41,079
6M BP(e)	1.600	03/16/27	GBP	7,420	(c)	(50,754)	7,285	(58,039)
3M EURO(e)	1.750(b)	06/15/27	EUR	4,780	(c)	60,447	(300,653)	361,100
12M BP(b)	3.36	06/15/27	GBP	1,220		(11,297)	(956)	(10,341)
12M EURO(b)	1.427	08/15/27	EUR	660		(1,730)	1,053	(2,783)
3M LIBOR(d)	2.400(e)	08/31/27	$	3,070	(c)	(23,920)	(3,547)	(20,373)
1.500(b)	6M EURO(e)	08/31/27	EUR	2,700	(c)	11,423	(4,523)	15,946
3M CDOR(e)	2.500	09/21/27	CAD	7,750	(c)	(51,676)	(22,331)	(29,345)
2.500(e)	3M LIBOR(d)	09/21/27	$	6,240	(c)	23,473	(2,170)	25,643
6M EURO(e)	1.000(b)	12/20/27	EUR	9,830	(c)	47,358	177,487	(130,129)
3M CDOR(e)	2.000	12/20/27	CAD	10,830	(c)	(339,996)	(282,171)	(57,825)
2.500(e)	3M LIBOR(d)	12/20/27	$	6,520	(c)	(110,602)	(232,501)	121,899
1.250(e)	6M BP	12/20/27	GBP	4,380	(c)	115,896	(78,845)	194,741
0.250(e)	6M JYOR	12/20/27	JPY	648,500	(c)	30,543	16,824	13,719
6M CHFOR(e)	1.000(b)	12/21/27	CHF	1,730	(c)	15,490	30,270	(14,780)
3M CDOR(e)	2.500	12/21/27	CAD	19,540	(c)	(148,527)	(94,282)	(54,245)
2.750(e)	3M LIBOR(d)	12/21/27	$	14,880	(c)	(92,643)	(136,658)	44,015
4.000(e)	3M NZDOR(d)	12/21/27	NZD	6,060	(c)	(18,461)	(43,418)	24,957
3M LIBOR(d)	2.378(e)	07/03/28	$	5,050	(c)	(624)	81	(705)
2.346(e)	3M LIBOR(c)	08/06/28		2,670	(c)	10,296	(2,973)	13,269
1.940(e)	6M BP	01/11/32	GBP	5,260	(c)	17,177	7,664	9,513
12M EURO(b)	1.600	08/15/32	EUR	600		(3,503)	15	(3,518)
1.500(e)	6M BP(d)	12/20/32	GBP	3,200	(c)	73,464	(83,686)	157,150
1.750(e)	6M BP	03/17/37		5,360	(c)	118,129	30,901	87,228
6M EURO(e)	2.000(b)	06/16/37	EUR	1,260	(c)	(23,624)	(604)	(23,020)
2.750(e)	3M LIBOR(c)	06/16/37	$	2,680	(c)	2,941	(6,097)	9,038
2.500(e)	3M LIBOR(c)	06/17/47		2,490	(c)	19,753	4,027	15,726
1.500(e)	6M BP	12/20/47	GBP	850	(c)	46,041	(17,438)	63,479
2.560(e)	3M LIBOR(c)	07/03/48	$	2,060	(c)	3,090	74	3,016
TOTAL						$(1,003,217)	$(2,108,369)	$1,105,152

(a)	Payments made at maturity.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(d)	Payments made quarterly.
(e)	Payments made semi-annually.
(f)	Payments made monthly.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/ (Paid) by the Fund(a)	Credit Spread at September 30, 2017(b)	Termination Date	Notional Amount	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.EM Index 28	1.000%	1.727%	06/20/22	$15,025	$466,756	$550,777	$(84,021)
CDX.EM Index 28	(1.000)	1.854	12/20/22	17,090	684,411	713,665	(29,254)
iTraxx Europe Series 27	(1.000)	0.480	06/20/22	13,470	(394,044)	(339,892)	(54,152)
CDX.NA.IG Index 28	(1.000)	0.529	06/20/22	16,930	(363,082)	(319,028)	(44,054)
TOTAL					$394,041	$605,522	$(211,481)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OPTIONS ON FUTURES CONTRACTS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Puts:
Eurodollar Futures	MS&Co. LLC	$98.00	06/15/18	154	$385,000	$59,675	$42,697	$16,978

OVER THE COUNTER OPTIONS ON INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Puts:
OTC – 10Y IRS	JPMorgan Securities, Inc.	0.700	10/23/17	3,770,000	3,770,000	296	23,528	(23,232)

Abbreviation:
CDX.EM Index 28	—CDX Emerging Markets Index 28
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 41.0%
Agriculture(a)(b) – 0.4%
BAT Capital Corp.
$4,600,000	1.905%		08/14/20	$4,608,262

				4,608,262

Automotive – 2.2%
BMW US Capital LLC(a)(b) (3M USD LIBOR + 0.380%)
2,000,000	1.682		04/06/20	2,009,991
Daimler Finance North America LLC(b)
3,105,000	1.875		01/11/18	3,107,812
3,315,000	1.650		03/02/18	3,315,808
4,727,000	2.000		08/03/18	4,739,781
2,681,000	1.932	(a)	01/06/20	2,693,006
2,800,000	1.842	(a)	05/05/20	2,810,825
Ford Motor Credit Co. LLC(a)
1,000,000	1.886		12/06/17	1,000,559
2,000,000	2.140		03/12/19	2,009,574
1,000,000	2.304		01/09/20	1,008,314
Toyota Motor Credit Corp.(a) (3M USD LIBOR + 0.150%)
5,500,000	1.478		12/24/18	5,502,775

				28,198,445

Banks – 30.1%
ABN AMRO Bank NV(b)
6,300,000	2.500		10/30/18	6,344,843
5,000,000	1.944	(a)	01/18/19	5,022,290
Australia & New Zealand Banking Group Ltd.(b)
3,044,000	1.750		03/29/18	3,047,915
2,200,000	1.911	(a)	01/30/19	2,200,000
10,500,000	1.988	(a)	09/23/19	10,579,057
Bank of America Corp.
1,500,000	6.875		04/25/18	1,543,176
6,365,000	5.650		05/01/18	6,510,333
Bank of America NA(a) (3M USD LIBOR + 0.760%)
500,000	2.077		12/07/18	503,536
Bank of Montreal(c)
1,245,000	1.450		04/09/18	1,244,981
Banque Federative du Credit Mutuel SA(a)(b) (3M USD LIBOR + 0.490%)
11,300,000	1.797		07/20/20	11,322,030
Barclays Bank PLC
8,000,000	1.862		08/07/19	8,013,803
Bayerische Landesbank(a) (3M USD LIBOR + 0.470%)
1,000,000	1.798		03/23/18	1,002,179
BB&T Corp.(a)(c) (3M USD LIBOR + 0.715%)
10,186,000	2.019		01/15/20	10,255,549
BNP Paribas SA
900,000	2.700		08/20/18	908,055
BNZ International Funding Ltd.(a)(b) (3M USD LIBOR + 0.700%)
3,250,000	2.016		02/21/20	3,267,147
BPCE SA
1,750,000	1.625		01/26/18	1,749,592
Branch Banking & Trust Co.(a)(c) (3M USD LIBOR + 0.530%)
390,000	1.841		05/01/19	392,030
Capital One Financial Corp.(a)(c) (3M USD LIBOR + 0.760%)
4,945,000	2.069		05/12/20	4,970,190

Corporate Obligations – (continued)
Banks – (continued)
Capital One NA(a)(c) (3M USD LIBOR + 0.765%)
3,075,000	2.082		09/13/19	3,095,217
Citibank NA(a) (3M USD LIBOR + 0.500%)
3,000,000	1.810		06/12/20	3,014,320
Citigroup, Inc.(a)(c) (3M USD LIBOR + 0.790%)
1,000,000	2.094		01/10/20	1,007,457
Citizens Bank NA/Providence RI(a) (3M USD LIBOR + 0.570%)
6,650,000	1.887		05/26/20	6,663,965
Commonwealth Bank of Australia(a)(b)
12,500,000	1.721		09/18/20	12,499,625
Credit Agricole SA(b)
500,000	2.125		04/17/18	501,465
2,200,000	2.625		10/03/18	2,219,204
8,462,000	2.104	(a)	04/15/19	8,537,137
Credit Suisse AG
1,000,000	1.700		04/27/18	1,000,787
Credit Suisse New York(a) (3M USD LIBOR + 0.690%)
160,000	2.001		01/29/18	160,297
Danske Bank A/S(a)(b) (3M USD LIBOR + 0.510%)
3,900,000	1.826		03/02/20	3,909,586
DBS Group Holdings Ltd.(a)(b) (3M USD LIBOR + 0.490%)
10,000,000	1.807		06/08/20	10,011,200
Dexia Credit Local SA(a)(b) (3M USD LIBOR + 0.500%)
10,000,000	1.815		02/15/19	10,042,265
DNB Bank ASA(a)(b)
12,000,000	1.705		10/02/20	12,060,528
HSBC Bank PLC(a)(b) (3M USD LIBOR + 0.640%)
1,290,000	1.955		05/15/18	1,294,258
HSBC USA, Inc.
1,200,000	1.500		11/13/17	1,200,178
2,000,000	1.625		01/16/18	2,000,747
2,610,000	2.208	(a)	09/24/18	2,629,508
Industrial & Commercial Bank of China Ltd.(a) (3M USD LIBOR + 1.190%)
5,250,000	2.499		11/13/17	5,251,366
ING Bank NV(b)
3,000,000	2.050		08/17/18	3,006,157
5,625,000	2.300		03/22/19	5,654,820
3,250,000	1.925	(a)	08/15/19	3,267,174
1,000,000	2.025	(a)	10/01/19	1,006,894
JPMorgan Chase & Co.(a) (3M USD LIBOR + 0.955%)
4,044,000	2.268		01/23/20	4,106,431
Lloyds Bank PLC
950,000	1.841	(a)	03/16/18	951,761
1,500,000	2.000		08/17/18	1,500,986
9,000,000	2.313	(a)	01/22/19	9,088,788
Macquarie Bank Ltd.(b)
1,380,000	2.350		01/15/19	1,385,738
1,100,000	2.484	(a)	01/15/19	1,111,339
4,500,000	1.870		02/28/19	4,485,903
5,000,000	1.670	(a)	03/15/19	4,999,038
Mizuho Bank Ltd.(b)
2,000,000	1.850		03/21/18	2,001,895
2,880,000	1.800		03/26/18	2,882,853
2,000,000	2.150		10/20/18	2,005,829
3,497,000	2.450		04/16/19	3,520,048

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Morgan Stanley(a)
$3,500,000	2.109	% (c)	02/14/20	$3,517,811
7,460,000	2.301		06/16/20	7,553,776
Morgan Stanley, Inc.
2,000,000	5.950		12/28/17	2,020,353
5,240,000	6.625		04/01/18	5,368,065
National Australia Bank Ltd.(a)(b)
8,650,000	1.894		01/10/20	8,701,016
4,000,000	1.825		05/22/20	4,017,053
National Bank of Canada(a) (3M USD LIBOR + 0.600%)
4,000,000	1.904		01/17/20	4,021,080
Nordea Bank AB(b)
1,000,000	1.625		05/15/18	1,000,236
4,050,000	1.875		09/17/18	4,057,737
3,382,000	1.953	(a)	09/30/19	3,407,503
PNC Bank NA(c)
2,879,000	1.850		07/20/18	2,883,518
2,175,000	1.700		12/07/18	2,172,530
Regions Bank(c)
5,410,000	2.250		09/14/18	5,432,886
Royal Bank of Canada(a) (3M USD LIBOR + 0.380%)
2,150,000	1.696		03/02/20	2,152,745
Santander UK PLC
6,500,000	3.050		08/23/18	6,577,548
1,185,000	2.167	(a)	08/24/18	1,191,678
950,000	2.799	(a)	03/14/19	965,527
Skandinaviska Enskilda Banken AB(b)
4,690,000	1.750		03/19/18	4,692,279
2,350,000	1.887	(a)	09/13/19	2,362,336
Societe Generale SA
1,500,000	2.750		10/12/17	1,500,529
10,000,000	2.415	(a)	10/01/18	10,083,907
Sumitomo Mitsui Banking Corp.
3,760,000	1.762		10/19/18	3,759,891
2,200,000	1.845	(a)	01/11/19	2,209,249
6,592,000	1.966		01/11/19	6,598,706
Sumitomo Mitsui Trust Bank Ltd.(b)
3,595,000	2.050		03/06/19	3,598,085
3,000,000	1.764	(a)	09/19/19	2,996,514
8,967,000	2.214	(a)	10/18/19	9,052,919
Svenska Handelsbanken AB
1,800,000	1.625		03/21/18	1,801,004
5,100,000	1.806	(a)	09/06/19	5,123,989
Swedbank AB(b)
5,800,000	1.750		03/12/18	5,802,204
The Bank of New York Mellon Corp.(a) (3M USD LIBOR + 0.560%)
581,000	1.871		08/01/18	583,642
The Bank of Tokyo-Mitsubishi UFJ Ltd.(b)
8,584,000	1.700		03/05/18	8,585,838
6,000,000	2.700		09/09/18	6,049,739
1,750,000	2.339	(a)	09/14/18	1,763,707
3,815,000	2.300		03/10/19	3,832,981
The Toronto-Dominion Bank(a) (3M USD LIBOR + 0.420%)
1,000,000	1.724		01/18/19	1,003,150

Corporate Obligations – (continued)
Banks – (continued)
UBS AG(a)(b)(c) (3M USD LIBOR + 0.580%)
9,800,000	1.897		06/08/20	9,836,750
UBS AG/Stamford CT
1,000,000	1.800		03/26/18	1,001,622
1,444,000	5.750		04/25/18	1,478,120
1,210,000	2.166	(a)	06/01/20	1,224,448
US Bancorp(a)(c) (3M USD LIBOR + 0.400%)
1,324,000	1.714		04/25/19	1,329,113
Wells Fargo Bank NA
700,000	1.650		01/22/18	700,566
1,000,000	1.966	(a)	12/06/19	1,009,895
Westpac Banking Corp.(a)
1,880,000	2.019		05/13/19	1,893,491
2,274,000	1.876		08/19/19	2,287,395
1,730,000	1.746		03/06/20	1,735,371
5,000,000	1.676	(b)	09/01/20	4,994,173

				390,884,145

Computers – 1.3%
Hewlett Packard Enterprise Co.
11,609,000	2.850		10/05/18	11,725,055
International Business Machines Corp.
5,350,000	7.625		10/15/18	5,674,697

				17,399,752

Diversified Financial Services – 2.2%
AIG Global Funding(a)(b) (3M USD LIBOR + 0.480%)
5,000,000	1.815		07/02/20	5,007,843
American Express Credit Corp.(a)(c)
1,800,000	1.641		05/03/19	1,804,550
1,000,000	1.881		10/30/19	1,005,398
National Rural Utilities Cooperative Finance Corp.
4,073,000	10.375		11/01/18	4,448,324
Nomura Holdings, Inc.
4,803,000	2.750		03/19/19	4,846,241
Protective Life Global Funding(a)(b) (3M USD LIBOR + 0.550%)
3,900,000	1.867		06/08/18	3,912,491
The Bear Stearns Cos. LLC
7,399,000	4.650		07/02/18	7,558,535

				28,583,382

Electrical(c) – 0.1%
Public Service Electric & Gas Co.
1,500,000	2.000		08/15/19	1,502,826

				1,502,826

Food & Drug Retailing(a) – 0.7%
Mondelez International Holdings Netherlands BV(b) (3M USD LIBOR + 0.610%)
3,021,000	1.924		10/28/19	3,033,657
Mondelez International, Inc. (3M USD LIBOR + 0.520%)
6,000,000	1.831		02/01/19	6,013,193

				9,046,850

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Insurance(b) – 1.0%
Metropolitan Life Global Funding I
$1,200,000	1.754	% (a)	12/19/18	$1,205,769
5,000,000	2.300		04/10/19	5,034,850
4,000,000	1.710	(a)	06/12/20	4,018,652
New York Life Global Funding
1,345,000	2.150		06/18/19	1,350,010
1,000,000	1.703	(a)	10/24/19	1,005,261

				12,614,542

Machinery-Diversified(a) – 0.5%
John Deere Capital Corp. (3M USD LIBOR + 0.290%)
6,000,000	1.613		06/22/20	6,009,840

Media – 0.2%
RELX Capital, Inc.
1,854,000	8.625		01/15/19	2,002,900

Oil Field Services(b) – 0.4%
Schlumberger Holdings Corp.
5,000,000	2.350		12/21/18	5,028,658

Pharmaceuticals(b) – 0.1%
Bayer US Finance LLC
2,000,000	1.500		10/06/17	2,000,000

Pipelines – 1.1%
Spectra Energy Partners LP(a) (3M USD LIBOR + 0.700%)
10,000,000	2.016		06/05/20	10,081,788
TransCanada PipeLines Ltd.
4,000,000	1.625		11/09/17	3,999,584

				14,081,372

Real Estate Investment Trust(c) – 0.1%
Realty Income Corp.
2,000,000	2.000		01/31/18	2,001,729

Semiconductors(a) – 0.3%
QUALCOMM, Inc. (3M USD LIBOR + 0.450%)
4,000,000	1.766		05/20/20	4,025,335

Telecommunication Services(a) – 0.3%
Verizon Communications, Inc. (3M USD LIBOR + 0.550%)
4,300,000	1.865		05/22/20	4,305,930

TOTAL CORPORATE OBLIGATIONS
(Cost $531,966,084)				$532,293,968

Mortgage-Backed Obligations(a)(b) – 0.6%
Collateralized Mortgage Obligations – 0.6%
Sequential Floating Rate – 0.6%
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2 (1M USD LIBOR + 0.950%)
4,000,000	2.181		04/10/19	4,000,085
Mortgage-Backed Obligations(a)(b) – (continued)
Collateralized Mortgage Obligations – (continued)
Sequential Floating Rate – (continued)
Mortgage Repurchase Agreement Financing Trust Series 2017-1, Class A1 (1M USD LIBOR + 0.850%)
4,000,000	2.081		07/10/19	4,001,028

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $8,000,157)				$8,001,113

Shares	Distribution Rate	Value

Investment Company(d) – 3.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
40,930,812	0.914%	$40,930,812
(Cost $40,930,812)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
(Cost $580,897,053)		$581,225,893

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 60.2%
Certificates of Deposit – 25.0%
Bank of Montreal
$500,000	1.783%	10/24/17	$500,206
The Bank of Tokyo-Mitsubishi UFJ Ltd.
200,000	1.600	11/10/17	200,080
Canadian Imperial Bank of Commerce
400,000	1.734	10/12/17	400,081
Credit Suisse New York
500,000	2.051	11/03/17	500,411
Societe Generale NY
500,000	1.844	10/13/17	500,130
The Toronto-Dominion Bank
500,000	1.704	10/17/17	500,131
UBS AG Stamford
500,000	1.420	11/02/17	500,071
Bank of Montreal
800,000	1.721	06/18/18	799,886
Natixis NY
700,000	1.801	11/01/17	700,366
The Bank of Tokyo-Mitsubishi UFJ Ltd.
1,000,000	1.520	10/31/17	1,000,255
Barclays Bank PLC
6,600,000	2.066	12/06/17	6,609,849
1,000,000	1.936	02/21/18	1,001,660
Bayerische Landesbank(a)
1,000,000	1.814	02/16/18	1,001,897
Canadian Imperial Bank
1,500,000	1.567	09/13/18	1,499,857
Credit Agricole SA
2,000,000	1.864	07/13/18	2,003,237

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Certificates of Deposit – (continued)
Credit Suisse New York
$1,000,000	2.056%		11/21/17	$1,001,213
DG Bank NY
1,000,000	1.754		01/17/19	999,743
1,175,000	1.686		08/16/18	1,174,795
Dexia Credit Local SA
1,500,000	1.646		11/22/17	1,500,927
1,750,000	1.586		12/20/17	1,751,234
Landesbank Baden-Wuerttemberg
1,500,000	0.010		02/02/18	1,501,601
1,500,000	0.010		03/23/18	1,502,132
Mizuho Bank Ltd.
2,000,000	1.828		09/24/18	1,999,609
Norinchukin Bank NY
800,000	2.019		10/12/17	800,244
2,000,000	1.720		03/22/18	2,002,505
Societe Generale NY
1,000,000	1.450		10/20/17	1,000,144
Standard Chartered Bank
1,000,000	0.000	(e)	02/05/18	995,026
1,500,000	1.674		12/19/17	1,501,353
Sumitomo Mitsui Banking Corp.
1,000,000	1.861		08/03/18	1,001,240
Svenska Handelsbanken AB
2,000,000	1.709		02/12/19	1,999,456
Swedbank (Sparbank)
1,000,000	1.684		07/10/18	999,847
UBS AG Stamford
1,000,000	1.631		03/07/18	1,001,127
Banco Del Estado De Chile
5,000,000	0.010		02/12/18	4,971,060
The Bank of Nova Scotia
1,500,000	1.604		04/12/19	1,499,548
1,000,000	1.561		11/02/18	999,784
Bank of Nova Scotia
2,500,000	1.511		11/09/18	2,499,450
The Bank of Nova Scotia
2,000,000	1.615		05/15/19	1,999,358
Barclays Bank PLC
1,000,000	1.726		02/20/18	1,000,784
Canadian Imperial Bank of Commerce
1,500,000	1.750		05/01/19	1,500,219
4,000,000	1.647		05/29/19	3,998,685
4,000,000	1.444		07/16/18	4,000,266
Credit Agricole SA
3,000,000	1.786		06/03/19	2,999,006
Credit Suisse New York
1,000,000	1.329		11/20/17	1,000,441
Credit Industriel et Commercial SA
3,050,000	1.440		01/02/18	3,051,363
Credit Suisse New York
6,000,000	1.640		05/03/18	6,002,478
Dexia Credit Local SA
2,000,000	1.611		12/07/17	2,001,370
2,000,000	1.601		04/04/18	2,002,350

Short-term Investments – (continued)
Certificates of Deposit – (continued)
National Bank of Canada
750,000	1.545		10/11/18	749,848
1,750,000	1.750		05/08/19	1,750,357
Natixis NY
2,000,000	1.664		05/15/18	2,002,586
Royal Bank of Canada
3,000,000	1.434		07/16/18	3,000,200
Standard Chartered Bank
2,000,000	1.388		01/11/18	2,001,772
2,500,000	1.537		06/21/18	2,501,877
Sumitomo Mitsui Banking Corp.
1,750,000	2.050		05/03/19	1,750,000
Svenska Handelsbanken AB
5,000,000	1.506		01/03/19	4,998,758
Banco Del Estado De Chile
4,000,000	1.480		01/19/18	4,001,325
Bank of China Ltd.(e)
4,000,000	0.000		10/16/17	3,997,284
Bank of Montreal
6,000,000	1.635		07/11/19	5,998,950
Bank of Nova Scotia
5,000,000	1.527		02/28/19	4,995,813
Barclays Bank PLC
6,175,000	1.706		03/29/18	6,179,639
Bayerische Landesbank
5,000,000	1.000		08/23/18	5,003,421
China Construction Banking Corp.
5,000,000	1.750		10/16/17	5,000,714
Cooperatieve Rabobank UA
7,250,000	1.658		03/24/20	7,246,479
Credit Suisse New York
4,000,000	1.557		09/20/18	3,999,978
Dexia Credit Local SA
400,000	1.581		01/05/18	400,310
National Bank of Canada
4,000,000	1.467		09/21/18	4,000,689
National Bank of Kuwait SAKP
2,000,000	1.700		01/12/18	2,001,156
4,000,000	1.530		12/22/17	4,000,891
Royal Bank of Canada
5,000,000	1.445		08/09/18	5,000,575
Sumitomo Mitsui Banking Corp.
3,600,000	1.674		07/11/19	3,598,743
Sumitomo Mitsui Trust Bank Ltd.
5,500,000	1.674		01/17/19	5,498,594
The Toronto-Dominion Bank
3,300,000	1.600		07/20/18	3,302,656
3,400,000	1.600		08/22/18	3,402,421
Versailles LLC(e)
2,400,000	0.000		11/09/17	2,396,507
Banco del Estado de Chile
4,500,000	1.417		03/27/18	4,500,000
Bank of China Ltd.(e)
7,000,000	0.000		11/06/17	6,988,850

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Certificates of Deposit – (continued)
Bank of Montreal
$5,000,000	1.474%		10/17/18	$4,999,434
Can Ast & Can, Ltd. Jt(e)
3,000,000	0.000		10/06/17	2,999,312
European Investment Bank(e)
30,000,000	0.000		10/04/17	29,994,954
Landesbank Baden-Wuerttemberg
20,000,000	1.140		10/04/17	20,000,000
National Bank of Kuwait SAKP
4,500,000	1.650		03/07/18	4,500,500
3,000,000	1.000		01/18/18	3,000,295
5,000,000	1.700		03/21/18	5,000,603
Nordea Bank Finland PLC
3,000,000	1.762		11/07/18	2,999,342
Thunder Bay Funding LLC(e)
11,000,000	0.000		03/20/18	10,924,215
Versailles LLC(e)
4,800,000	0.000		10/31/17	4,794,611
Industrial & Commercial Bank of China Ltd.
7,000,000	1.850		01/16/18	7,000,000
China Construction Banking Corp.
5,000,000	1.000		11/02/17	4,992,893
6,000,000	1.850		01/16/18	6,000,000
Credit Industriel et Commercial SA
10,000,000	1.461		10/05/17	10,000,503
DBS Bank Ltd.(e)
7,000,000	0.000		01/19/18	6,971,754
DnB NOR Bank ASA
10,000,000	1.560		09/19/18	9,995,176

				324,420,460

Commercial Paper – 27.7%
The Bank of Nova Scotia
500,000	1.443		11/07/17	500,298
Commonwealth Bank of Australia
500,000	1.280		10/12/17	500,096
Jupiter Securitization Co. LLC
750,000	1.611		11/03/17	750,296
Atlantic Asset Securitization Corp.
3,000,000	1.567		12/15/17	3,001,230
Bedford Row Funding Corp.
1,500,000	1.342		03/16/18	1,501,022
Collateralized Commercial Paper Co. Ltd.
2,000,000	0.000	(e)	12/18/17	1,994,089
1,750,000	1.352		12/12/17	1,750,893
Electricite de France SA(e)
1,100,000	0.000		01/05/18	1,095,407
ING Funding LLC(e)
1,000,000	0.000		11/01/17	998,871
Private Export Funding Corp.
3,500,000	1.495		03/28/18	3,501,480
ABN AMRO Funding USA LLC
3,500,000	0.000	(e)	02/22/18	3,480,142
2,000,000	1.000		03/08/18	1,987,378
Abbey National Treasury Services PLC
5,500,000	1.414		12/15/17	5,501,759

Short-term Investments – (continued)
Commercial Paper – (continued)
Alpine Securitization Ltd.
4,000,000	1.456		11/17/17	4,001,304
2,000,000	1.345		12/04/17	2,001,036
Anheuser-Busch InBev Worldwide, Inc.(e)
3,000,000	0.000		03/01/18	2,980,442
Bedford Row Funding Corp.
2,000,000	1.144		02/20/18	2,000,102
1,400,000	1.454		04/13/18	1,400,823
Dominion Energy, Inc.(e)
2,000,000	0.000		10/12/17	1,999,007
Ford Motor Credit Co. LLC(e)
1,000,000	0.000		05/02/18	989,250
1,400,000	0.000		05/11/18	1,384,198
ING Funding LLC
1,000,000	1.325		01/26/18	1,000,775
Landesbank Hessen-Thuringen
5,000,000	0.010		02/13/18	4,972,438
Matchpoint Finance PLC
3,000,000	0.000	(e)	10/03/17	2,999,571
4,000,000	0.000	(e)	12/12/17	3,988,505
2,000,000	1.470		12/12/17	1,994,253
Thunder Bay Funding LLC
2,000,000	1.234		03/07/18	1,999,892
Cafco LLC(e)
7,000,000	0.000		02/02/18	6,966,754
Dominion Resources, Inc.(e)
4,000,000	0.000		10/16/17	3,997,391
Ei Dupont(e)
5,000,000	0.000		10/23/17	4,995,380
Electricite de France SA(e)
9,600,000	0.000		10/10/17	9,595,981
Ford Motor Credit Co.(e)
1,000,000	0.000		02/02/18	994,190
Ford Motor Credit Co. LLC(e)
2,300,000	0.000		07/10/18	2,265,507
Gotham Funding Corp.(e)
8,400,000	0.000		12/04/17	8,379,703
LMA SA LMA Americas
5,000,000	0.000	(e)	01/24/18	4,977,331
13,000,000	1.000		02/01/18	12,930,009
Matchpoint Finance PLC
2,500,000	1.481		12/12/17	2,492,816
Old Line Funding LLC(e)
8,400,000	0.000		12/04/17	8,379,980
Private Export Funding Corp.
5,580,000	1.606		01/19/18	5,585,386
Schlumberger Holdings Corp.(e)
11,000,000	0.000		10/27/17	10,987,603
Albion Capital Corp.(e)
15,000,000	0.000		10/06/17	14,996,558
Alpine Securitization Ltd.(e)
5,000,000	0.000		02/02/18	4,975,325
CBS Corp.(e)
5,000,000	0.000		10/23/17	4,995,380
Dominion Resources, Inc.(e)
6,000,000	0.000		11/27/17	5,986,560

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – (continued)
Ei Dupont(e)
$3,000,000	0.000%	12/11/17	$2,991,064
Edison International(e)
5,000,000	0.000	10/02/17	4,999,438
First Abu Dhabi Bank PJSC(e)
25,000,000	0.000	10/04/17	24,996,222
Gotham Funding Corp.(e)
6,000,000	0.000	03/28/18	5,955,000
Liberty Funding LLC
3,000,000	1.000	01/09/18	2,988,355
12,000,000	0.000 (e)	01/17/18	11,949,290
LMA SA LMA Americas(e)
20,000,000	0.000	10/02/17	19,998,183
6,500,000	0.000	04/04/18	6,449,017
Matchpoint Finance PLC(e)
19,000,000	0.000	10/02/17	18,997,966
Nieuw Amsterdam Receivables Corp.(e)
13,000,000	0.000	01/16/18	12,944,973
Oversea-Chinese Banking Corp. Ltd.(e)
15,000,000	0.000	10/03/17	14,998,088
15,000,000	0.000	10/04/17	14,997,602
Regency Markets No.1 LLC(e)
12,000,000	0.000	10/24/17	11,989,608
Southern Co.(e)
5,000,000	0.000	10/06/17	4,998,678
VW Credit, Inc.(e)
7,000,000	0.000	12/18/17	6,976,931
Victory Receivables(e)
10,000,000	0.000	10/10/17	9,996,333
10,000,000	0.000	12/18/17	9,970,444

			359,973,603

Repurchase Agreement – 7.5%
Citigroup Global Markets, Inc.
19,000,000	2.014	12/20/17	19,000,000
Maturity Value: $19,095,665
Settlement Date: 09/21/17

Collateralized by various corporate obligations, 0.000% to
11.250%, due 10/01/17 to 12/01/37; various mortgages backed
obligations, 3.000% to 5.375%, due 04/25/24 to 08/25/56; a
foreign debt obligation, 7.500%, due 06/01/27. The aggregate market value of the collateral, including accrued interest, was
$22,010,990.

BNP Paribas SA
25,000,000	1.400	10/02/17	25,000,000
Maturity Value: $25,002,917
Settlement Date: 09/29/17
Collateralized by various foreign debt obligations, 2.625% to 8.875%, due 06/10/19 to 04/15/24. The aggregate market value of the collateral, including accrued interest, was $27,500,400.

Short-term Investments – (continued)
Repurchase Agreement – (continued)
Nomura
$19,000,000	2.487%	01/12/18	$19,000,000
Maturity Value: $19,147,009
Settlement Date: 09/22/17
Collateralized by various mortgage backed obligations, 0.000% to 7.138%, due 09/27/21 to 01/25/58. The aggregate market value of the collateral, including accrued interest, was $22,738,996.

Mizuho Securities USA
3,000,000	2.262	11/08/17	3,000,000
Maturity Value: $3,035,627
Settlement Date: 05/03/17
Collateralized by various U.S. Treasury obligations, 0.750% 1.750%, due 02/15/19 to 01/31/23. The aggregate market value of the collateral, including accrued interest, was $3,060,091.

Bank of America Corp.
15,000,000	1.890	11/01/17	15,000,000
Maturity Value: $15,070,875
Settlement Date: 08/03/17
Collateralized by various exchange traded funds. The aggregate market value of the collateral, including accrued interest, was $16,200,000.

Wells Fargo
17,000,000	1.720	12/12/17	17,000,000
Maturity Value: $17,074,724
Settlement Date: 09/11/17
Collateralized by various municipal debt obligations, 4.000% to 5.000%, due 12/10/26 to 04/01/44. The aggregate market value of the collateral, including accrued interest, was $18,700,000.

			98,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $782,337,780)			$782,394,063

TOTAL INVESTMENTS – 104.9%
(Cost $1,363,234,833)			$1,363,619,956

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.9)%			(63,720,168)

NET ASSETS – 100.0%			$1,299,899,788

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2017.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $285,821,096, which represents approximately 22.0% of net assets as of September 30, 2017 and are unaudited.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Represents an Affiliated Issuer.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2017, the High Quality Floating Rate Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 2, 2017, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$27,100,000	$27,101,614	$27,642,816

REPURCHASE AGREEMENTS — At September 30, 2017, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	High Quality Floating Rate Fund
Citigroup Global Markets, Inc.	1.080%	$4,676,686
Merrill Lynch & Co., Inc.	1.070	22,423,314
TOTAL		$27,100,000

At September 30, 2017, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500% to 5.500%	09/01/27 to 01/01/29
Government National Mortgage Association	3.000 to 4.000	11/20/46 to 09/20/47
United States Treasury Notes	1.250 to 3.625	02/15/21 to 08/15/27
United States Treasury Stripped Securities	0.000	08/15/28 to 05/15/47

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2017 (Unaudited)

Enhanced Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $546,399,027, $377,125,262, $695,495,243, $341,722,455, $1,071,968,824, $632,478,505 and $1,211,382,310)	$546,346,533
Investments of affiliated issuers, at value (cost $68,129,485, $20,262,525, $0, $5,846,883, $34,770,975, $6,812,687 and $40,930,812)	68,129,485
Repurchase agreement, at value which equals cost	—
Purchased options (cost $0, $23,012, $0, $11,645, $0, $66,225, and $0 )	—
Cash	10,008,893
Foreign currencies, at value (cost $0, $0, $0, $0, $0, $62,378 and $0, respectively)	—
Unrealized gain on swap contracts	—
Unrealized gain on forward foreign currency exchange contracts	—
Variation margin on swap contracts	—
Variation margin on futures contracts	—
Receivables:
Interest	2,334,676
Investments sold	360,472
Fund shares sold	455,654
Investments sold on an extended-settlement basis	—
Reimbursement from investment adviser	—
Due from broker	—
Due from broker — upfront payment	—
Collateral on certain derivative contracts (a)	—
Other assets	646
Total assets	627,636,359

Liabilities:
Unrealized loss on swap contracts	—
Unrealized loss on forward foreign currency exchange contracts	—
Variation margin on futures contracts	3
Variation margin on swap contracts	—
Forward sale contracts, at value (proceeds received $0, $17,636,133, $0, $0, $0, $0 and $0, respectively)	—
Payables:
Management fees	120,993
Fund shares redeemed	119,228
Investments purchased	33,889
Distribution and Service fees and Transfer Agency fees	29,699
Income distribution	9,304
Collateral on certain derivative contracts(b)(c)	—
Investments purchased on an extended — settlement basis	—
Due to broker — upfront payment	—
Due to Broker	—
Accrued expenses	63,327
Total liabilities	376,443

Net Assets:
Paid-in capital	642,374,141
Undistributed (distributions in excess of) net investment income	741,394
Accumulated net realized gain (loss)	(17,255,723)
Net unrealized gain (loss)	1,400,104
NET ASSETS	$627,259,916
Net Assets:
Class A	$34,678,766
Preferred	—
Class C	—
Institutional	588,539,590
Service	—
Investor(d)	3,874,301
Class R	—
Administration	156,968
Class R6	10,291
Total Net Assets	$627,259,916
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,673,239
Preferred	—
Class C	—
Institutional	62,410,738
Service	—
Investor(d)	411,115
Class R	—
Administration	16,590
Class R6	1,091
Net asset value, offering and redemption price per share:(e)
Class A	$9.44
Preferred	—
Class C	—
Institutional	9.43
Service	—
Investor(d)	9.42
Class R	—
Administration	9.46
Class R6	9.43

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Swaps
Government Income	$—	$—	$1,012,968
Inflation Protected Securities	—	—	2,357,363
Short Duration Government	—	—	3,095,560
Short Duration Income	5,640,000	159,165	2,961,692
(b)	Includes amounts segregated for initial margin and/or collateral for swap transactions.
(c)	Segregated for initial margin on swap transactions of $363,594 for the Inflation Protected Securities Fund.
(d)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(e)	Maximum public offering price per share for Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds is $9.58, $15.28, $8.86, $10.78, $10.08, $10.10 and $10.17, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund	Short-Term Conservative Income Fund

$379,374,201	$697,173,212	$342,331,466	$1,065,415,540	$634,089,927	$1,224,689,144
20,262,525	—	5,846,883	34,770,975	6,812,687	40,930,812
—	27,100,000	—	—	—	98,000,000
32,163	—	16,275	—	59,971	—
5,411,481	53,683	5,088,259	16,925,369	9,915,112	7,859,633
—	—	—	—	60,003	—
—	—	610,690	—	—	—
—	—	—	—	1,551,123	—
—	—	—	152,379	—	—
33,677	—	20	121,636	59,027	—

1,502,349	1,200,252	530,447	4,290,783	3,467,662	3,024,630
8,801,886	1,403,981	6,925,670	14,125,526	25,692,312	—
297,337	9,308,856	428,224	4,798,109	1,712,093	1,685,600
20,775,000	—	—	—	—	—
36,396	23,924	15,532	38,956	31,971	38,752
43,353	—	—	—	—	—
—	—	—	—	23,388,808	—
1,012,968	—	2,357,363	3,095,560	8,760,858	—
451	512	329	1,574	681	11,601
437,583,787	736,264,420	364,151,158	1,143,736,407	715,602,235	1,376,240,172

—	—	372,492	—	—	—
—	—	—	—	2,000,366	—
82,313	10,995	—	—	312,917	—
—	—	132,729	—	—	—
17,591,485	—	—	—	—	—

153,902	183,150	74,630	397,923	214,509	120,591
442,293	2,611,444	173,233	5,532,446	628,615	2,588,607
8,813,666	—	6,939,972	13,792,182	27,601,731	47,512,761
61,913	26,524	53,992	88,883	26,457	8,478
103,387	5,272	—	102,912	—	36,431
—	—	363,594	—	—	—
52,661,680	3,550,000	—	2,074,336	5,586,992	25,910,556
—	—	—	—	23,426,960	—
—	—	142,895	—	—	—
134,800	89,613	22,515	99,501	120,971	162,960
80,045,439	6,476,998	8,276,052	22,088,183	59,919,518	76,340,384

363,368,002	758,467,071	372,152,996	1,150,572,784	662,412,038	1,299,476,559
(183,897)	74,417	(97,786)	5,306,143	(1,415,467)	(5,091)
(9,054,235)	(30,606,557)	(17,053,762)	(32,915,463)	(6,275,788)	42,635
3,408,478	1,852,491	873,658	(1,315,240)	961,934	385,685
$357,538,348	$729,787,422	$355,875,106	$1,121,648,224	$655,682,717	$1,299,899,788

$119,888,510	$10,933,749	$79,231,080	$121,259,667	$12,379,630	$25,239
—	—	—	—	—	25,299
6,766,500	—	7,886,605	24,092,884	1,049,525	—
140,692,203	717,959,261	225,693,587	921,699,325	640,385,454	1,298,897,503
46,889,066	98,588	—	24,508,013	—	—
4,155,053	785,573	15,538,136	28,454,263	1,817,766	—
20,890,739	—	23,887,963	—	39,951	—
—	—	—	—	—	951,747
18,256,277	10,251	3,637,735	1,634,072	10,391	—
$357,538,348	$729,787,422	$355,875,106	$1,121,648,224	$655,682,717	$1,299,899,788

8,152,559	1,252,988	7,634,268	12,217,319	1,244,602	2,518
—	—	—	—	—	2,524
460,143	—	770,524	2,443,401	105,531	—
9,582,439	82,313,652	21,497,137	93,140,161	64,284,042	129,604,885
3,197,117	11,249	—	2,480,239	—	—
282,740	90,313	1,488,476	2,865,140	182,555	—
1,422,314	—	2,309,065	—	4,012	—
—	—	—	—	—	94,928
1,243,748	1,175	346,646	165,151	1,043	—

$14.71	$8.73	$10.38	$9.93	$9.95	$10.02
—	—	—	—	—	10.02
14.71	—	10.24	9.86	9.95	—
14.68	8.72	10.50	9.90	9.96	10.02
14.67	8.76	—	9.88	—	—
14.70	8.70	10.44	9.93	9.96	—
14.69	—	10.35	—	9.96	—
—	—	—	—	—	10.03
14.68	8.72	10.49	9.89	9.96	—

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2017 (Unaudited)

Enhanced Income Fund
Investment income:
Interest (net of foreign withholding taxes of $0, $0, $0, $0, $0, $6,362 and $7,395)	$4,634,550
Dividends — affiliated issuers	110,017
Total investment income	4,744,567

Expenses:
Management fees	666,787
Transfer Agency fees(a)	123,615
Custody, accounting and administrative services	66,904
Professional fees	56,203
Distribution and Service fees(a)	43,847
Registration fees	36,139
Printing and mailing costs	11,353
Trustee fees	9,369
Service Share fees — Service Plan	—
Service Share fees — Shareholder Administration Plan	—
Administration Shares fees	206
Preferred Shares fees	—
Other	11,032
Total expenses	1,025,455
Less — expense reductions	(41,174)
Net expenses	984,281
NET INVESTMENT INCOME	3,760,286

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	115,730
Purchased options	—
Futures contracts	(577,775)
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net change in unrealized gain on:
Investments — unaffiliated issuers	7,196
Purchased options	—
Futures contracts	545,368
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency translation	—
Net realized and unrealized gain (loss)	90,519
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,850,805

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Preferred	Class C	Institutional	Administration	Service	Investor	Class R	Class R6
Enhanced Income	$43,847	$—	$—	$22,800	$—	$—	$99,127	$33	$—	$1,653	$—	$2
Government Income	158,863	37,393	51,980	82,609	—	4,861	26,695	—	10,102	2,811	13,515	2,167
High Quality Floating Rate	14,056	—	—	7,309	—	—	120,240	—	83	530	—	2
Inflation Protected Securities	101,091	36,983	53,572	52,567	—	4,808	42,952	—	—	9,165	13,928	245
Short Duration Government	164,555	129,660	—	85,569	—	16,856	191,326	—	5,159	16,834	—	310
Short Duration Income	16,911	4,126	95	8,794	—	536	121,866	—	—	1,098	25	2
Short-Term Conservative Income	31	—	—	16	5	—	123,942	161	—	—	—	—

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund	Short-Term Conservative Income Fund

$3,565,159	$5,426,312	$3,135,765	$12,151,212	$7,957,026	$4,706,936
49,232	—	34,729	118,035	24,721	70,512
3,614,391	5,426,312	3,170,494	12,269,247	7,981,747	4,777,448

971,097	1,111,794	517,738	2,762,452	1,250,844	775,704
142,760	128,164	123,665	316,054	132,321	124,124
84,183	73,303	37,724	116,068	134,231	42,294
55,222	57,384	56,478	56,404	55,458	122,715
248,236	14,056	191,646	294,215	21,132	31
44,231	39,928	37,093	45,371	45,670	44,866
37,814	10,114	14,052	35,140	10,224	14,137
9,230	9,312	9,178	10,209	9,445	9,087
63,138	513	—	32,247	—	—
63,138	513	—	32,247	—	—
—	—	—	—	—	1,005
—	—	—	—	—	13
6,181	10,046	4,927	21,778	14,362	5,270
1,725,230	1,455,127	992,501	3,722,185	1,673,687	1,139,246
(251,048)	(317,715)	(166,324)	(522,231)	(228,911)	(643,012)
1,474,182	1,137,412	826,177	3,199,954	1,444,776	496,234
2,140,209	4,288,900	2,344,317	9,069,293	6,536,971	4,281,214

2,047,819	235,701	(505,132)	(2,638,065)	3,259,290	27,826
—	—	—	—	1,573	—
(17,817)	(406,296)	(737,062)	(2,071,793)	1,313,834	—
622,819	(1,745)	(250,870)	2,093,323	(2,716,457)	—
—	—	—	—	(2,762,369)	—
—	—	—	—	6,210	—

966,646	562,905	253,920	3,807,673	(951,702)	271,592
9,151	—	4,631	—	(6,254)	—
(160,023)	169,772	(33,937)	(2,553,865)	(1,947,655)	—
(724,986)	16,732	(162,031)	(2,519,822)	729,521	—
—	—	—	—	2,311,294	—
—	—	(156)	—	(3,901)	—
2,743,609	577,069	(1,430,637)	(3,882,549)	(766,616)	299,418
$4,883,818	$4,865,969	$913,680	$5,186,744	$5,770,355	$4,580,632

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$3,760,286	$6,211,111
Net realized gain (loss)	(462,045)	1,312,117
Net change in unrealized gain (loss)	552,564	340,236
Net increase (decrease) in net assets resulting from operations	3,850,805	7,863,464

Distributions to shareholders:
From net investment income
Class A Shares	(190,841)	(298,543)
Class C Shares	—	—
Institutional Shares	(3,512,173)	(5,793,103)
Service Shares	—	—
Investor Shares(a)	(16,662)	(11,590)
Class R Shares	—	—
Administration Shares	(967)	(1,470)
Class R6 Shares	(74)	(122)
Total distributions to shareholders	(3,720,717)	(6,104,828)

From share transactions:
Proceeds from sales of shares	201,824,257	266,330,865
Reinvestment of distributions	3,659,368	5,955,028
Cost of shares redeemed	(52,013,126)	(259,822,389)
Net increase (decrease) in net assets resulting from share transactions	153,470,499	12,463,504
TOTAL INCREASE (DECREASE)	153,600,587	14,222,140

Net assets:
Beginning of period	473,659,329	459,437,189
End of period	$627,259,916	$473,659,329
Undistributed (distributions in excess of) net investment income	$741,394	$701,825

(a)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		High Quality Floating Rate Fund		Inflation Protected Securities Fund
For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017	For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017	For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017

$2,140,209	$4,532,104	$4,288,900	$4,056,178	$2,344,317	$4,597,051
2,652,821	888,822	(172,340)	1,070,072	(1,493,064)	3,387,672
90,788	(8,693,491)	749,409	2,830,388	62,427	(4,583,645)
4,883,818	(3,272,565)	4,865,969	7,956,638	913,680	3,401,078

(1,093,613)	(2,624,173)	(58,611)	(77,161)	(637,247)	(798,356)
(36,467)	(102,778)	—	—	(42,082)	(46,497)
(1,370,927)	(2,891,507)	(4,174,050)	(3,905,711)	(2,007,771)	(2,487,297)
(394,359)	(890,874)	(1,769)	(2,647)	—	—
(42,619)	(96,204)	(5,234)	(5,876)	(122,547)	(114,254)
(152,545)	(316,631)	—	—	(162,842)	(141,367)
—	—	—	—	—	—
(190,146)	(181,351)	(71)	(105)	(15,169)	(4,547)
(3,280,676)	(7,103,518)	(4,239,735)	(3,991,500)	(2,987,658)	(3,592,318)

45,354,081	125,365,326	394,421,643	193,936,987	83,215,100	220,328,520
2,579,426	5,619,596	4,190,378	3,937,516	1,958,393	2,384,801
(61,063,992)	(151,957,914)	(110,906,220)	(133,227,466)	(46,241,039)	(82,161,368)
(13,130,485)	(20,972,992)	287,705,801	64,647,037	38,932,454	140,551,953
(11,527,343)	(31,349,075)	288,332,035	68,612,175	36,858,476	140,360,713

369,065,691	400,414,766	441,455,387	372,843,212	319,016,630	178,655,917
$357,538,348	$369,065,691	$729,787,422	$441,455,387	$355,875,106	$319,016,630
$(183,897)	$956,570	$74,417	$25,252	$(97,786)	$545,555

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Short Duration Government Fund
	For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$9,069,293	$18,591,343
Net realized gain (loss)	(2,616,535)	3,945,527
Net change in unrealized gain (loss)	(1,266,014)	(12,536,624)
Net increase (decrease) in net assets resulting from operations	5,186,744	10,000,246

Distributions to shareholders:
From net investment income
Class A Shares	(1,184,298)	(2,489,825)
Class C Shares	(181,751)	(368,618)
Institutional Shares	(10,215,330)	(20,132,363)
Service Shares	(211,287)	(394,193)
Investor Shares(a)	(263,422)	(315,882)
Class R Shares	—	—
Administration Shares	—	—
R6 Shares	(30,532)	(1,437,852)
Preferred Shares	—	—
From net realized gains
Class A Shares	—	—
Institutional Shares	—	—
Administration Shares	—	—
Preferred Shares	—	—
Total distributions to shareholders	(12,086,620)	(25,138,733)

From share transactions:
Proceeds from sales of shares	196,678,073	460,646,254
Reinvestment of distributions	11,391,695	23,844,333
Cost of shares redeemed	(416,282,223)	(552,135,202)
Net increase (decrease) in net assets resulting from share transactions	(208,212,455)	(67,644,615)
TOTAL INCREASE (DECREASE)	(215,112,331)	(82,783,102)

Net assets:
Beginning of period	1,336,760,555	1,419,543,657
End of period	$1,121,648,224	$1,336,760,555
Undistributed (distributions in excess of) net investment income	$5,306,143	$8,323,470

(a)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(b)	Commenced operations on October 31, 2016.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration Income Fund		Short-Term Conservative Income Fund
For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017	For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017

$6,536,971	$9,335,927	$4,281,214	$649,695
(897,919)	(274,049)	27,826	15,312
131,303	1,486,172	271,592	116,411
5,770,355	10,548,050	4,580,632	781,418

(130,171)	(148,787)	(126)	(78	)(b)
(6,438)	(14,655)	—	—
(6,952,997)	(10,601,067)	(4,281,782)	(644,616)
—	—	—	—
(18,349)	(17,935)	—	—
(324)	(447)	—	—
—	—	(4,496)	(4,798)
(118)	(219)	—	—
—	—	(159)	(105	)(b)

—	—	—	(1	)(b)
—	—	—	(1,561)
—	—	—	(1)
—	—	—	(1	)(b)
(7,108,397)	(10,783,110)	(4,286,563)	(651,161)

178,607,266	329,612,674	1,162,126,748	311,967,536
7,107,885	10,765,521	4,107,319	645,623
(101,224,793)	(166,248,641)	(132,500,662)	(61,978,061)
84,490,358	174,129,554	1,033,733,405	250,635,098
83,152,316	173,894,494	1,034,027,474	250,765,355

572,530,401	398,635,907	265,872,314	15,106,959
$655,682,717	$572,530,401	$1,299,899,788	$265,872,314
$(1,415,467)	$(844,041)	$(5,091)	$258

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.44	$0.05	$— (d)	$0.05	$(0.05)
2017 - Institutional	9.43	0.07	— (d)	0.07	(0.07)
2017 - Administration	9.46	0.06	— (d)	0.06	(0.06)
2017 - Investor(g)	9.42	0.06	— (d)	0.06	(0.06)
2017 - R6	9.43	0.07	— (d)	0.07	(0.07)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.41	0.08	0.03	0.11	(0.08)
2017 - Institutional	9.40	0.11	0.03	0.14	(0.11)
2017 - Administration	9.43	0.09	0.03	0.12	(0.09)
2017 - Investor(g)	9.39	0.11	0.02	0.13	(0.10)
2017 - R6	9.40	0.12	0.02	0.14	(0.11)
2016 - A	9.42	0.04	(0.01)	0.03	(0.04)
2016 - Institutional	9.41	0.07	(0.01)	0.06	(0.07)
2016 - Administration	9.44	0.05	(0.01)	0.04	(0.05)
2016 - Investor(g)	9.41	0.06	(0.02)	0.04	(0.06)
2016 - R6 (commenced July 31, 2015)	9.39	0.05	— (d)	0.05	(0.04)
2015 - A	9.47	0.01	(0.05)	(0.04)	(0.01)
2015 - Institutional	9.46	0.04	(0.05)	(0.01)	(0.04)
2015 - Administration	9.49	0.01	(0.05)	(0.04)	(0.01)
2015 - Investor(g)	9.45	0.03	(0.04)	(0.01)	(0.03)
2014 - A	9.49	0.03	(0.02)	0.01	(0.03)
2014 - Institutional	9.48	0.06	(0.02)	0.04	(0.06)
2014 - Administration	9.51	0.04	(0.02)	0.02	(0.04)
2014 - Investor(g)	9.48	0.06	(0.04)	0.02	(0.05)
2013 - A	9.49	0.07	— (d)	0.07	(0.07)
2013 - Institutional	9.47	0.10	0.01	0.11	(0.10)
2013 - Administration	9.51	0.08	(0.01)	0.07	(0.07)
2013 - Investor(g)	9.47	0.09	0.01	0.10	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(g)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.44	0.55%	$34,679	0.69	%(e)	0.70	%(e)	1.10	%(e)	32%
9.43	0.72	588,540	0.35	(e)	0.36	(e)	1.43	(e)	32
9.46	0.59	157	0.60	(e)	0.61	(e)	1.19	(e)	32
9.42	0.67	3,874	0.43	(e)	0.45	(e)	1.32	(e)	32
9.43	0.73	10	0.34	(e)	0.35	(e)	1.45	(e)	32

9.44	1.19	35,560	0.69		0.71		0.88		189
9.43	1.53	435,915	0.35		0.37		1.22		189
9.46	1.28	162	0.60		0.62		0.97		189
9.42	1.44	2,012	0.44		0.45		1.14		189
9.43	1.55	10	0.34		0.36		1.23		189
9.41	0.29	35,378	0.69		0.71		0.42		60
9.40	0.63	423,278	0.35		0.36		0.76		60
9.43	0.38	147	0.60		0.61		0.50		60
9.39	0.43	623	0.44		0.46		0.66		60
9.40	0.58	10	0.35	(e)	0.37	(e)	0.74	(e)	60
9.42	(0.47)	35,556	0.69		0.71		0.06		39
9.41	(0.13)	457,826	0.35		0.37		0.40		39
9.44	(0.38)	176	0.60		0.62		0.15		39
9.41	(0.12)	437	0.44		0.46		0.31		39
9.47	0.10	46,289	0.69		0.73		0.33		40
9.46	0.44	512,656	0.36		0.38		0.60		40
9.49	0.19	198	0.61		0.64		0.42		40
9.45	0.25	583	0.45		0.48		0.64		40
9.49	0.69	50,859	0.68		0.70		0.70		98
9.48	1.14	295,940	0.34		0.36		1.04		98
9.51	0.79	220	0.59		0.61		0.83		98
9.48	1.05	1,345	0.43		0.45		0.96		98

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$14.64	$0.08	$0.12	$0.20	$(0.13)	$—	$(0.13)
2017 - C	14.64	0.03	0.11	0.14	(0.07)	—	(0.07)
2017 - Institutional	14.62	0.11	0.10	0.21	(0.15)	—	(0.15)
2017 - Service	14.60	0.07	0.11	0.18	(0.11)	—	(0.11)
2017 - Investor(e)	14.63	0.10	0.12	0.22	(0.15)	—	(0.15)
2017 - R	14.62	0.06	0.12	0.18	(0.11)	—	(0.11)
2017 - R6	14.61	0.11	0.11	0.22	(0.15)	—	(0.15)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	15.03	0.16	(0.29)	(0.13)	(0.26)	—	(0.26)
2017 - C	15.03	0.05	(0.29)	(0.24)	(0.15)	—	(0.15)
2017 - Institutional	15.01	0.21	(0.29)	(0.08)	(0.31)	—	(0.31)
2017 - Service	14.99	0.14	(0.30)	(0.16)	(0.23)	—	(0.23)
2017 - Investor(e)	15.02	0.20	(0.29)	(0.09)	(0.30)	—	(0.30)
2017 - R	15.02	0.12	(0.30)	(0.18)	(0.22)	—	(0.22)
2017 - R6	15.01	0.20	(0.29)	(0.09)	(0.31)	—	(0.31)
2016 - A	15.02	0.19	0.06	0.25	(0.24)	—	(0.24)
2016 - C	15.02	0.08	0.06	0.14	(0.13)	—	(0.13)
2016 - Institutional	15.00	0.24	0.06	0.30	(0.29)	—	(0.29)
2016 - Service	14.98	0.17	0.05	0.22	(0.21)	—	(0.21)
2016 - Investor(e)	15.01	0.23	0.05	0.28	(0.27)	—	(0.27)
2016 - R	15.00	0.16	0.06	0.22	(0.20)	—	(0.20)
2016 - R6 (Commenced July 31, 2015)	14.83	0.16	0.21	0.37	(0.19)	—	(0.19)
2015 - A	14.67	0.17	0.39	0.56	(0.21)	—	(0.21)
2015 - C	14.67	0.06	0.38	0.44	(0.09)	—	(0.09)
2015 - Institutional	14.64	0.22	0.40	0.62	(0.26)	—	(0.26)
2015 - Service	14.63	0.15	0.38	0.53	(0.18)	—	(0.18)
2015 - Investor(e)	14.66	0.21	0.38	0.59	(0.24)	—	(0.24)
2015 - R	14.65	0.13	0.39	0.52	(0.17)	—	(0.17)
2014 - A	15.00	0.12	(0.25)	(0.13)	(0.16)	(0.04)	(0.20)
2014 - C	15.00	0.02	(0.25)	(0.23)	(0.06)	(0.04)	(0.10)
2014 - Institutional	14.97	0.17	(0.25)	(0.08)	(0.21)	(0.04)	(0.25)
2014 - Service	14.96	0.10	(0.25)	(0.15)	(0.14)	(0.04)	(0.18)
2014 - Investor(e)	14.99	0.18	(0.27)	(0.09)	(0.20)	(0.04)	(0.24)
2014 - R	14.98	0.09	(0.25)	(0.16)	(0.13)	(0.04)	(0.17)
2013 - A	15.37	0.11	0.24	0.35	(0.17)	(0.55)	(0.72)
2013 - C	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - Institutional	15.34	0.15	0.25	0.40	(0.22)	(0.55)	(0.77)
2013 - Service	15.33	0.08	0.24	0.32	(0.14)	(0.55)	(0.69)
2013 - Investor(e)	15.36	0.14	0.25	0.39	(0.21)	(0.55)	(0.76)
2013 - R	15.35	0.06	0.25	0.31	(0.13)	(0.55)	(0.68)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.71	1.35%	$119,889	0.91	%(d)	1.05	%(d)	1.09	%(d)	213%
14.71	0.97	6,767	1.66	(d)	1.80	(d)	0.34	(d)	213
14.68	1.45	140,692	0.57	(d)	0.71	(d)	1.43	(d)	213
14.67	1.27	46,889	1.07	(d)	1.21	(d)	0.93	(d)	213
14.70	1.47	4,155	0.66	(d)	0.80	(d)	1.34	(d)	213
14.69	1.22	20,891	1.16	(d)	1.30	(d)	0.84	(d)	213
14.68	1.53	18,256	0.55	(d)	0.69	(d)	1.44	(d)	213

14.64	(0.89)	134,630	0.91		1.06		1.08		441
14.64	(1.63)	8,066	1.66		1.81		0.33		441
14.62	(0.56)	129,442	0.57		0.72		1.42		441
14.60	(1.06)	53,711	1.07		1.22		0.92		441
14.63	(0.64)	4,558	0.66		0.81		1.33		441
14.62	(1.14)	21,045	1.16		1.31		0.83		441
14.61	(0.60)	17,614	0.55		0.69		1.35		441
15.03	1.66	159,880	0.90		1.05		1.31		590
15.03	0.91	11,743	1.66		1.80		0.56		590
15.01	2.01	147,394	0.57		0.71		1.64		590
14.99	1.50	54,940	1.06		1.21		1.15		590
15.02	1.92	4,676	0.66		0.80		1.55		590
15.02	1.41	21,688	1.15		1.30		1.06		590
15.01	2.52	93	0.55	(d)	0.70	(d)	1.59	(d)	590
15.02	3.80	182,381	0.91		1.05		1.16		471
15.02	3.03	12,918	1.66		1.80		0.41		471
15.00	4.23	186,519	0.58		0.71		1.50		471
14.98	3.64	51,176	1.07		1.21		1.00		471
15.01	4.06	3,875	0.66		0.80		1.41		471
15.00	3.55	23,184	1.16		1.30		0.90		471
14.67	(0.83)	194,179	0.92		1.02		0.83		655
14.67	(1.53)	15,202	1.62		1.78		0.12		655
14.64	(0.50)	197,289	0.58		0.69		1.19		655
14.63	(1.00)	53,172	1.08		1.18		0.66		655
14.66	(0.58)	4,157	0.67		0.78		1.25		655
14.65	(1.08)	20,743	1.17		1.28		0.62		655
15.00	2.26	285,955	0.91		1.00		0.69		943
15.00	1.50	25,655	1.66		1.75		(0.06)		943
14.97	2.61	346,782	0.57		0.66		0.97		943
14.96	2.07	79,620	1.07		1.16		0.51		943
14.99	2.51	1,509	0.67		0.75		0.93		943
14.98	2.00	21,907	1.16		1.25		0.41		943

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$8.72	$0.05		$0.01	$0.06	$(0.05)
2017 - Institutional	8.71	0.06		0.01	0.07	(0.06)
2017 - Service	8.76	0.04		— (e)	0.04	(0.04)
2017 - Investor(f)	8.69	0.06		0.01	0.07	(0.06)
2017 - R6	8.72	0.06		— (e)	0.06	(0.06)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	8.63	0.07		0.08	0.15	(0.06)
2017 - Institutional	8.63	0.09		0.08	0.17	(0.09)
2017 - Service	8.67	0.05		0.09	0.14	(0.05)
2017 - Investor(f)	8.61	0.08		0.08	0.16	(0.08)
2017 - R6	8.63	0.09		0.09	0.18	(0.09)
2016 - A	8.72	0.02		(0.09)	(0.07)	(0.02)
2016 - Institutional	8.72	0.05		(0.09)	(0.04)	(0.05)
2016 - Service	8.76	0.01		(0.09)	(0.08)	(0.01)
2016 - Investor(f)	8.70	0.04		(0.09)	(0.05)	(0.04)
2016 - R6 (commenced July 31, 2015)	8.69	0.03		(0.06)	(0.03)	(0.03)
2015 - A	8.76	0.01		(0.04)	(0.03)	(0.01)
2015 - Institutional	8.77	0.03		(0.05)	(0.02)	(0.03)
2015 - Service	8.81	—	(e)	(0.05)	(0.05)	— (e)
2015 - Investor(f)	8.75	0.03		(0.05)	(0.02)	(0.03)
2014 - A	8.78	0.02		(0.02)	—	(0.02)
2014 - Institutional	8.78	0.04		— (e)	0.04	(0.05)
2014 - Service	8.83	—	(e)	(0.01)	(0.01)	(0.01)
2014 - Investor(f)	8.77	0.04		(0.02)	0.02	(0.04)
2013 - A	8.77	0.04		— (e)	0.04	(0.03)
2013 - Institutional	8.77	0.07		— (e)	0.07	(0.06)
2013 - Service	8.81	0.03		0.01	0.04	(0.02)
2013 - Investor(f)	8.76	0.05		0.01	0.06	(0.05)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.73	0.64%	$10,934	0.71	%(d)	0.82	%(d)	1.06	%(d)	27%
8.72	0.81	717,959	0.36	(d)	0.47	(d)	1.40	(d)	27
8.76	0.44	99	0.87	(d)	0.99	(d)	0.90	(d)	27
8.70	0.77	786	0.45	(d)	0.57	(d)	1.31	(d)	27
8.72	0.70	10	0.36	(d)	0.45	(d)	1.40	(d)	27

8.72	1.79	11,303	0.65		0.89		0.76		59
8.71	1.97	429,019	0.36		0.55		1.05		59
8.76	1.58	491	0.86		1.05		0.55		59
8.69	1.87	632	0.44		0.62		0.91		59
8.72	2.11	10	0.36		0.53		1.05		59
8.63	(0.80)	10,680	0.70		0.88		0.22		71
8.63	(0.47)	360,939	0.36		0.54		0.56		71
8.67	(0.93)	551	0.84		1.04		0.11		71
8.61	(0.56)	663	0.45		0.63		0.47		71
8.63	(0.32)	10	0.36	(d)	0.53	(d)	0.55	(d)	71
8.72	(0.36)	18,565	0.66		0.90		0.12		64
8.72	(0.19)	503,652	0.36		0.56		0.38		64
8.76	(0.53)	145	0.73		1.07		0.05		64
8.70	(0.28)	996	0.45		0.65		0.32		64
8.76	(0.01)	43,550	0.72		0.95		0.20		130
8.77	0.45	378,958	0.38		0.59		0.50		130
8.81	(0.01)	255	0.85		1.10		0.05		130
8.75	0.24	1,570	0.47		0.69		0.43		130
8.78	0.44	47,438	0.74		0.96		0.44		286
8.78	0.78	158,132	0.40		0.62		0.79		286
8.83	0.41	160	0.89		1.12		0.38		286
8.77	0.69	1,018	0.49		0.71		0.63		286

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$10.44	$0.06	$(0.04)	$0.02	$(0.08)	$—	$—	$(0.08)
2017 - C	10.31	0.02	(0.04)	(0.02)	(0.05)	—	—	(0.05)
2017 - Institutional	10.56	0.08	(0.04)	0.04	(0.10)	—	—	(0.10)
2017 - Investor(e)	10.50	0.07	(0.04)	0.03	(0.09)	—	—	(0.09)
2017 - R	10.41	0.04	(0.03)	0.01	(0.07)	—	—	(0.07)
2017 - R6	10.55	0.05	(0.01)	0.04	(0.10)	—	—	(0.10)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	10.44	0.18	(0.04)	0.14	(0.14)	—	—	(0.14)
2017 - C	10.32	0.11	(0.05)	0.06	(0.07)	—	—	(0.07)
2017 - Institutional	10.55	0.22	(0.04)	0.18	(0.17)	—	—	(0.17)
2017 - Investor(e)	10.49	0.20	(0.03)	0.17	(0.16)	—	—	(0.16)
2017 - R	10.41	0.15	(0.04)	0.11	(0.11)	—	—	(0.11)
2017 - R6	10.55	0.21	(0.04)	0.17	(0.17)	—	—	(0.17)
2016 - A	10.39	0.10	0.01	0.11	(0.03)	—	(0.03)	(0.06)
2016 - C	10.31	0.04	—	0.04	(0.02)	—	(0.01)	(0.03)
2016 - Institutional	10.48	0.09	0.06	0.15	(0.05)	—	(0.03)	(0.08)
2016 - Investor(e)	10.43	0.12	0.01	0.13	(0.04)	—	(0.03)	(0.07)
2016 - R	10.38	0.04	0.04	0.08	(0.03)	—	(0.02)	(0.05)
2016 - R6 (commenced July 31, 2015)	10.36	(0.03)	0.27	0.24	(0.03)	—	(0.02)	(0.05)
2015 - A	10.29	(0.05)	0.27	0.22	(0.12)	—	—	(0.12)
2015 - C	10.27	(0.10)	0.23	0.13	(0.09)	—	—	(0.09)
2015 - Institutional	10.36	0.03	0.22	0.25	(0.13)	—	—	(0.13)
2015 - Investor(e)	10.32	(0.04)	0.28	0.24	(0.13)	—	—	(0.13)
2015 - R	10.30	(0.12)	0.31	0.19	(0.11)	—	—	(0.11)
2014 - A	11.24	0.09	(0.83)	(0.74)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - C	11.28	— (f)	(0.82)	(0.82)	—	(0.16)	(0.03)	(0.19)
2014 - Institutional	11.28	0.13	(0.83)	(0.70)	(0.03)	(0.16)	(0.03)	(0.22)
2014 - Investor(e)	11.25	0.11	(0.83)	(0.72)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - R	11.27	0.01	(0.78)	(0.77)	(0.01)	(0.16)	(0.03)	(0.20)
2013 - A	11.16	0.04	0.56	0.60	(0.16)	(0.36)	—	(0.52)
2013 - C	11.20	(0.03)	0.55	0.52	(0.08)	(0.36)	—	(0.44)
2013 - Institutional	11.20	0.06	0.58	0.64	(0.20)	(0.36)	—	(0.56)
2013 - Investor(e)	11.17	0.03	0.60	0.63	(0.19)	(0.36)	—	(0.55)
2013 - R	11.19	— (f)	0.57	0.57	(0.13)	(0.36)	—	(0.49)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(f)	Amount is less than $0.005 per share.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.38	0.20%	$79,231	0.68	%(d)	0.78	%(d)	1.22	%(d)	72%
10.24	(0.16)	7,887	1.43	(d)	1.53	(d)	0.38	(d)	72
10.50	0.36	225,694	0.34	(d)	0.44	(d)	1.53	(d)	72
10.44	0.32	15,538	0.43	(d)	0.53	(d)	1.37	(d)	72
10.35	0.12	23,888	0.93	(d)	1.03	(d)	0.86	(d)	72
10.49	0.37	3,638	0.33	(d)	0.41	(d)	0.89	(d)	72

10.44	1.32	78,713	0.68		0.84		1.69		189
10.31	0.59	6,512	1.43		1.60		1.06		189
10.56	1.70	202,452	0.34		0.50		2.11		189
10.50	1.64	12,523	0.43		0.59		1.87		189
10.41	1.07	18,094	0.93		1.09		1.45		189
10.55	1.62	723	0.32		0.47		2.00		189
10.44	1.09	39,525	0.70		0.89		1.02		171
10.32	0.39	6,420	1.45		1.64		0.37		171
10.55	1.42	119,876	0.35		0.56		0.85		171
10.49	1.29	2,697	0.45		0.64		1.18		171
10.41	0.79	10,128	0.95		1.15		0.42		171
10.55	2.37	10	0.34	(d)	0.60	(d)	(0.44	)(d)	171
10.39	2.09	38,976	0.69		0.96		(0.47)		161
10.31	1.25	8,161	1.44		1.71		(1.00)		161
10.48	2.40	72,940	0.35		0.62		0.29		161
10.43	2.27	2,526	0.45		0.71		(0.42)		161
10.38	1.81	7,085	0.95		1.22		(1.19)		161
10.29	(6.60)	37,940	0.63		0.84		0.88		262
10.27	(7.29)	10,173	1.38		1.59		(0.01)		262
10.36	(6.22)	91,483	0.29		0.50		1.19		262
10.32	(6.35)	2,021	0.38		0.59		1.03		262
10.30	(6.82)	4,707	0.88		1.10		0.10		262
11.24	5.37	73,665	0.62		0.81		0.39		230
11.28	4.57	19,203	1.38		1.56		(0.29)		230
11.28	5.71	276,216	0.28		0.46		0.53		230
11.25	5.63	3,617	0.37		0.55		0.24		230
11.27	5.10	2,023	0.87		1.05		0.02		230

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.99	$0.06	$(0.03)	$0.03	$(0.09)	$—	$(0.09)
2017 - C	9.92	0.04	(0.03)	0.01	(0.07)	—	(0.07)
2017 - Institutional	9.96	0.08	(0.03)	0.05	(0.11)	—	(0.11)
2017 - Service	9.94	0.06	(0.04)	0.02	(0.08)	—	(0.08)
2017 - Investor(e)	9.99	0.08	(0.04)	0.04	(0.10)	—	(0.10)
2017 - R6	9.96	0.10	(0.06)	0.04	(0.11)	—	(0.11)
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	10.10	0.11	(0.06)	0.05	(0.16)	—	(0.16)
2017 - C	10.03	0.07	(0.06)	0.01	(0.12)	—	(0.12)
2017 - Institutional	10.07	0.14	(0.06)	0.08	(0.19)	—	(0.19)
2017 - Service	10.05	0.09	(0.06)	0.03	(0.14)	—	(0.14)
2017 - Investor(e)	10.10	0.14	(0.07)	0.07	(0.18)	—	(0.18)
2017 - R6	10.07	0.14	(0.06)	0.08	(0.19)	—	(0.19)
2016 - A	10.12	0.05	(0.01)	0.04	(0.06)	—	(0.06)
2016 - C	10.06	0.02	(0.02)	— (f)	(0.03)	—	(0.03)
2016 - Institutional	10.09	0.09	(0.01)	0.08	(0.10)	—	(0.10)
2016 - Service	10.08	0.04	(0.02)	0.02	(0.05)	—	(0.05)
2016 - Investor(e)	10.13	0.08	(0.02)	0.06	(0.09)	—	(0.09)
2016 - R6 (commenced July 31, 2015)	10.09	0.06	(0.02)	0.04	(0.06)	—	(0.06)
2015 - A	10.17	0.07	(0.04)	0.03	(0.08)	—	(0.08)
2015 - C	10.11	0.03	(0.04)	(0.01)	(0.04)	—	(0.04)
2015 - Institutional	10.14	0.10	(0.03)	0.07	(0.12)	—	(0.12)
2015 - Service	10.13	0.05	(0.03)	0.02	(0.07)	—	(0.07)
2015 - Investor(e)	10.18	0.09	(0.03)	0.06	(0.11)	—	(0.11)
2014 - A	10.24	0.07	(0.06)	0.01	(0.08)	—	(0.08)
2014 - C	10.17	0.03	(0.05)	(0.02)	(0.04)	—	(0.04)
2014 - Institutional	10.21	0.10	(0.06)	0.04	(0.11)	—	(0.11)
2014 - Service	10.20	0.05	(0.06)	(0.01)	(0.06)	—	(0.06)
2014 - Investor(e)	10.25	0.09	(0.05)	0.04	(0.11)	—	(0.11)
2013 - A	10.30	0.04	(0.01)	0.03	(0.06)	(0.03)	(0.09)
2013 - C	10.23	0.01	(0.02)	(0.01)	(0.02)	(0.03)	(0.05)
2013 - Institutional	10.27	0.08	(0.01)	0.07	(0.10)	(0.03)	(0.13)
2013 - Service	10.25	0.03	— (f)	0.03	(0.05)	(0.03)	(0.08)
2013 - Investor(e)	10.30	0.07	— (f)	0.07	(0.09)	(0.03)	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.
(f)	Amount is less than $0.005 per share.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.93	0.30%	$121,260	0.82	%(d)	0.90	%(d)	1.28	%(d)	42%
9.86	0.09	24,093	1.22	(d)	1.65	(d)	0.88	(d)	42
9.90	0.47	921,699	0.48	(d)	0.56	(d)	1.62	(d)	42
9.88	0.21	24,508	0.98	(d)	1.06	(d)	1.12	(d)	42
9.93	0.42	28,454	0.57	(d)	0.65	(d)	1.54	(d)	42
9.89	0.37	1,634	0.46	(d)	0.55	(d)	1.92	(d)	42

9.99	0.46	138,612	0.82		0.92		1.08		173
9.92	0.06	28,292	1.22		1.67		0.68		173
9.96	0.80	1,045,066	0.47		0.58		1.42		173
9.94	0.30	26,697	0.97		1.08		0.93		173
9.99	0.72	24,378	0.56		0.67		1.36		173
9.96	0.82	73,716	0.45		0.56		1.44		173
10.10	0.44	173,879	0.81		0.91		0.52		227
10.03	(0.02)	33,934	1.17		1.66		0.17		227
10.07	0.78	1,089,297	0.47		0.57		0.86		227
10.05	0.18	30,608	0.97		1.07		0.37		227
10.07	0.42	73,976	0.45	(d)	0.55	(d)	0.84	(d)	227
10.10	0.59	17,850	0.56		0.66		0.77		227
10.12	0.33	220,814	0.82		0.91		0.67		185
10.06	(0.07)	36,722	1.22		1.67		0.27		185
10.09	0.67	1,003,694	0.48		0.57		1.00		185
10.08	0.17	33,015	0.98		1.08		0.51		185
10.13	0.58	13,505	0.57		0.66		0.91		185
10.17	0.10	277,312	0.82		0.91		0.65		211
10.11	(0.20)	48,324	1.22		1.66		0.26		211
10.14	0.44	1,043,676	0.48		0.57		1.00		211
10.13	(0.06)	38,818	0.98		1.07		0.49		211
10.18	0.35	18,018	0.57		0.66		0.91		211
10.24	0.32	471,348	0.81		0.89		0.42		640
10.17	(0.06)	69,496	1.19		1.64		0.05		640
10.21	0.66	1,133,613	0.47		0.55		0.77		640
10.20	0.26	53,464	0.97		1.05		0.27		640
10.25	0.67	24,501	0.56		0.64		0.68		640

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.96	$0.09	$— (d)	$0.09	$(0.10)	$—		$(0.10)
2017 - C	9.96	0.07	— (d)	0.07	(0.08)	—		(0.08)
2017 - Institutional	9.98	0.10	(0.01)	0.09	(0.11)	—		(0.11)
2017 - Investor(f)	9.98	0.10	(0.01)	0.09	(0.11)	—		(0.11)
2017 - R	9.98	0.07	— (d)	0.07	(0.09)	—		(0.09)
2017 - R6	9.98	0.10	(0.01)	0.09	(0.11)	—		(0.11)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.96	0.16	0.02	0.18	(0.18)	—		(0.18)
2017 - C	9.96	0.12	0.03	0.15	(0.15)	—		(0.15)
2017 - Institutional	9.98	0.19	0.03	0.22	(0.22)	—		(0.22)
2017 - Investor(f)	9.97	0.18	0.04	0.22	(0.21)	—		(0.21)
2017 - R	9.98	0.13	0.03	0.16	(0.16)	—		(0.16)
2017 - R6	9.97	0.19	0.04	0.23	(0.22)	—		(0.22)
2016 - A	10.10	0.16	(0.10)	0.06	(0.20)	—		(0.20)
2016 - C	10.10	0.12	(0.10)	0.02	(0.16)	—		(0.16)
2016 - Institutional	10.11	0.19	(0.08)	0.11	(0.24)	—		(0.24)
2016 - Investor(f)	10.11	0.18	(0.09)	0.09	(0.23)	—		(0.23)
2016 - R	10.11	0.13	(0.08)	0.05	(0.18)	—		(0.18)
2016 - R6 (commenced July 31, 2015)	10.07	0.13	(0.07)	0.06	(0.16)	—		(0.16)
2015 - A	10.17	0.10	(0.04)	0.06	(0.13)	—		(0.13)
2015 - C	10.17	0.06	(0.04)	0.02	(0.09)	—		(0.09)
2015 - Institutional	10.18	0.13	(0.03)	0.10	(0.17)	—		(0.17)
2015 - Investor(f)	10.18	0.13	(0.04)	0.09	(0.16)	—		(0.16)
2015 - R	10.18	0.08	(0.04)	0.04	(0.11)	—		(0.11)
2014 - A	10.17	0.12	0.01	0.13	(0.13)	—	(d)	(0.13)
2014 - C	10.17	0.08	0.01	0.09	(0.09)	—	(d)	(0.09)
2014 - Institutional	10.18	0.15	0.01	0.16	(0.16)	—	(d)	(0.16)
2014 - Investor(f)	10.18	0.15	— (d)	0.15	(0.15)	—	(d)	(0.15)
2014 - R	10.18	0.09	0.01	0.10	(0.10)	—	(d)	(0.10)
2013 - A	9.96	0.11	0.26	0.37	(0.13)	(0.03)		(0.16)
2013 - C	9.97	0.08	0.24	0.32	(0.09)	(0.03)		(0.12)
2013 - Institutional	9.97	0.14	0.26	0.40	(0.16)	(0.03)		(0.19)
2013 - Investor(f)	9.97	0.13	0.26	0.39	(0.15)	(0.03)		(0.18)
2013 - R	9.97	0.08	0.26	0.34	(0.10)	(0.03)		(0.13)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Effective August 15, 2017, Class IR Shares changed its name to Investor Shares.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.95	0.88%	$12,380	0.79	%(e)	0.87	%(e)	1.71	%(e)	61%
9.95	0.58	1,050	1.20	(e)	1.62	(e)	1.33	(e)	61
9.96	0.95	640,385	0.45	(e)	0.53	(e)	2.06	(e)	61
9.96	0.91	1,818	0.54	(e)	0.62	(e)	1.96	(e)	61
9.96	0.66	40	1.04	(e)	1.11	(e)	1.48	(e)	61
9.96	0.94	10	0.45	(e)	0.55	(e)	2.09	(e)	61

9.96	1.86	9,259	0.79		0.90		1.56		165
9.96	1.46	954	1.19		1.66		1.16		165
9.98	2.21	560,818	0.45		0.56		1.90		165
9.98	2.22	1,457	0.54		0.65		1.84		165
9.98	1.62	32	1.04		1.14		1.32		165
9.98	2.30	10	0.45		0.59		1.91		165
9.96	0.62	7,001	0.80		0.94		1.57		161
9.96	0.22	886	1.20		1.69		1.17		161
9.98	1.07	390,351	0.45		0.60		1.91		161
9.97	0.87	363	0.54		0.69		1.81		161
9.98	0.46	25	1.04		1.19		1.33		161
9.97	0.65	10	0.48	(e)	0.63	(e)	1.90	(e)	161
10.10	0.60	3,986	0.79		0.99		0.95		139
10.10	0.21	864	1.18		1.74		0.57		139
10.11	0.94	289,892	0.45		0.64		1.29		139
10.11	0.85	289	0.55		0.74		1.25		139
10.11	0.37	10	1.01		1.22		0.76		139
10.17	1.28	2,327	0.80		1.19		1.16		157
10.17	0.87	564	1.20		1.93		0.77		157
10.18	1.62	166,129	0.46		0.84		1.50		157
10.18	1.53	206	0.55		0.93		1.43		157
10.18	1.02	10	1.03		1.44		0.91		157
10.17	3.69	870	0.79		1.89		1.05		707
10.17	3.19	174	1.17		1.83		0.75		707
10.18	4.04	78,696	0.45		1.67		1.42		707
10.18	3.94	152	0.54		1.51		1.32		707
10.18	3.40	10	1.06		2.74		0.77		707

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$10.02	$0.05		$—	(d)	$0.05	$(0.05)	$—		$(0.05)
2017 - Institutional	10.02	0.07		—	(d)	0.07	(0.07)	—		(0.07)
2017 - Administration	10.02	0.06		0.01		0.07	(0.06)	—		(0.06)
2017 - Preferred	10.02	0.06		—	(d)	0.06	(0.06)	—		(0.06)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A (commenced October 31, 2016)	10.01	0.03		0.01		0.04	(0.03)	—	(f)	(0.03)
2017 - Institutional	10.00	0.11		0.01		0.12	(0.10)	—	(f)	(0.10)
2017 - Administration	10.00	0.06		0.04		0.10	(0.08)	—	(f)	(0.08)
2017 - Preferred (commenced October 31, 2016)	10.01	0.04		0.01		0.05	(0.04)	—	(f)	(0.04)
2016 - Institutional	10.00	0.06		—	(d)	0.06	(0.06)	—	(f)	(0.06)
2016 - Administration	10.00	0.04		—	(d)	0.04	(0.04)	—	(f)	(0.04)
2015 - Institutional	10.00	0.03		0.01		0.04	(0.04)	—		(0.04)
2015 - Administration	10.00	0.01		—	(d)	0.01	(0.01)	—		(0.01)
2014 - Institutional	10.00	—	(d)	—	(d)	—	—	—		—
2014 - Administration	10.00	—	(d)	—	(d)	—	—	—		—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Rounds to less than $0.01 per share.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.02	0.50%	$25	0.52	%(e)	0.71	%(e)	0.99	%(e)	18%
10.02	0.68	1,298,898	0.16	(e)	0.37	(e)	1.38	(e)	18
10.03	0.66	952	0.41	(e)	0.62	(e)	1.12	(e)	18
10.02	0.63	25	0.27	(e)	0.48	(e)	1.22	(e)	18

10.02	0.42	25	0.51	(e)	1.33	(e)	0.75	(e)	46
10.02	1.22	265,690	0.15		1.20		1.08		46
10.02	0.97	132	0.41		1.49		0.60		46
10.02	0.52	25	0.27	(e)	1.11	(e)	0.95	(e)	46
10.00	0.61	15,082	0.19		2.10		0.63		39
10.00	0.37	25	0.43		2.44		0.35		39
10.00	0.36	100,009	0.19		4.62		0.35		40
10.00	0.10	25	0.42		4.87		0.12		40
10.00	—	9,976	0.19	(e)	4.30	(e)	0.10	(e)	—
10.00	—	25	0.44	(e)	4.55	(e)	(0.15	)(e)	—

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Enhanced Income	A, Institutional, Administration, Investor and R6	Diversified
Government Income	A, C, Institutional, Service, Investor, R and R6	Diversified
High Quality Floating Rate	A, Institutional, Service, Investor and R6	Diversified
Inflation Protected Securities	A, C, Institutional, Investor, R and R6	Diversified
Short Duration Government	A, C, Institutional, Service, Investor and R6	Diversified
Short Duration Income	A, C, Institutional, Investor, R and R6	Diversified
Short-Term Conservative Income	A, Institutional, Administration and Preferred	Diversified

Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 1.50%, 3.75%, 1.50%, 1.50% and 1.50%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Preferred, Service, Investor, Class R and Class R6 Shares are not subject to a sales charge. Previously, Investor Shares were known as Class IR Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly, Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon the net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Enhanced Income	Daily	Monthly	Annually
High Quality Floating Rate	Daily	Monthly	Annually
Short Duration Government	Daily	Monthly	Annually
Inflation Protected Securities	Quarterly	Quarterly	Annually
Government Income	Daily	Monthly	Annually
Short Duration Income	Daily	Monthly	Annually
Short-Term Conservative Income	Daily	Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions

iv.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

vii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments.

iii.  Option Contracts — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2017:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$293,301,818	$—
Mortgage-Backed Obligations	—	6,540,064	—
Asset-Backed Securities	—	96,517,973	—
Municipal Debt Obligation	—	957,656	—
U.S. Treasury Obligations	65,725,307	—	—
Investment Company	68,129,485	—	—
Short-term Investments	—	83,303,715	—
Total	$133,854,792	$480,621,226	$—

Derivative Type
Assets(a)
Futures Contracts	$1,484,596	$—	$—
Liabilities(a)
Futures Contracts	$(31,998)	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$3,473,438	$—
Mortgage-Backed Obligations	—	148,583,060	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	145,568,745	35,593,438	—
Asset-Backed Securities	—	39,140,203	—
Municipal Debt Obligations	—	7,015,317	—
Investment Company	20,262,525	—	—
Total	$165,831,270	$233,805,456	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(17,591,485)	$—

Derivative Type
Assets
Options Purchased	$32,163	$—	$—
Futures Contracts(a)	199,215	—	—
Interest Rate Swap Contracts(a)	—	1,309,880	—
Total	$231,378	$1,309,880	$—
Liabilities(a)
Futures Contracts	$(371,146)	$—	$—
Interest Rate Swap Contracts	—	(32,209)	—
Total	$(371,146)	$(32,209)	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$799,742	$—
Mortgage-Backed Obligations	—	335,471,527	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	18,974,441	4,089,440	—
Asset-Backed Securities	—	319,868,006	—
Municipal Debt Obligations	—	17,970,056	—
Short-term Investments	—	27,100,000	—
Total	$18,974,441	$705,298,771	$—

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$547,844	$—	$—
Liabilities(a)
Futures Contracts	$(373,322)	$—	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$342,331,466	$—	$—
Investment Company	5,846,883	—	—
Total	$348,178,349	$—	$—

Derivative Type
Assets
Options Purchased	$16,275	$—	$—
Futures Contracts(a)	1,019,484	—	—
Interest Rate Swap Contracts(a)	—	1,524,372	—
Total	$1,035,759	$1,524,372	$—
Liabilities(a)
Futures Contracts	$(919,196)	$—	$—
Interest Rate Swap Contracts	—	(1,364,488)	—
Total	$(919,196)	$(1,364,488)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$11,237,595	$—
Mortgage-Backed Obligations	—	486,683,811	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	506,890,943	59,234,761	—
Asset-Backed Securities	—	1,368,430	—
Investment Company	34,770,975	—	—
Total	$541,661,918	$558,524,597	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$3,538,493	$—	$—
Interest Rate Swap Contracts	—	4,167,873	—
Total	$3,538,493	$4,167,873	$—
Liabilities(a)
Futures Contracts	$(2,395,657)	$—	$—
Interest Rate Swap Contracts	—	(72,666)	—
Total	$(2,395,657)	$(72,666)	$—

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$333,473,655	$—
Mortgage-Backed Obligations	—	76,267,665	738,091
U.S. Treasury Obligations and/or Other U.S. Government Agencies	26,576,354	2,689,591	—
Asset-Backed Securities	—	155,240,222	—
Foreign Debt Obligations	—	10,644,000	—
Structured Notes	—	3,969,869	—
Municipal Debt Obligations	—	16,804,120	—
Investment Company	6,812,687	—	—
Short-term Investments	—	7,686,360	—
Total	$33,389,041	$606,775,482	$738,091

Derivative Type
Assets
Options Purchased	$59,675	$296	$—
Forward Foreign Currency Exchange Contracts(a)	—	1,551,123	—
Futures Contracts(a)	354,479	—	—
Interest Rate Swap Contracts(a)	—	1,672,270	—
Total	$414,154	$3,223,689	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(2,000,366)	$—
Futures Contracts	(1,437,830)	—	—
Interest Rate Swap Contracts	—	(567,118)	—
Credit Default Swap Contracts	—	(211,481)	—
Total	$(1,437,830)	$(2,778,965)	$—

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$532,293,968	$—
Mortgage-Backed Obligations	—	8,001,112	—
Investment Company	40,930,813	—	—
Short-term Investments	—	782,394,063	—
Total	$40,930,813	$1,322,689,143	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$1,484,596	(a)	Variation margin on futures contracts	$(31,998)	(a)

Government Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts	$1,509,095	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts	$(403,355)	(a)
Interest Rate	Purchased Options at value	32,163		—	—
Total		$1,541,258			$(403,355)

High Quality Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$547,844	(a)	Variation margin on futures contracts	$(373,322)	(a)

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4. INVESTMENTS IN DERIVATIVES (continued)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts	$2,543,860	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts	$(2,283,684)	(a)
Currency	Purchased Options at value	$16,275		—	—
Total		$2,560,135			$(2,283,684)

Short Duration Government
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts	$7,706,367	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts	$(2,468,323)	(a)
Total		$7,706,367			$(2,468,323)

Short Duration Income Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$2,026,749	(a)	Variation margin on futures contracts	$(2,004,948)	(a)
Credit	—	—		Payable for unrealized loss on swap contracts	(211,481)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Options Purchased	1,611,094	(a)	Payable for unrealized loss on forward foreign currency exchange contracts	(2,000,366)
Total		$3,637,843			(4,216,795)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(577,775)	$545,368	1,545

129

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Government Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contract/Net change in unrealized gain (loss) on futures contracts and swap contracts	$605,002	$(875,858)	448

High Quality Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$408,041	$186,504	661

Inflation Protected Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts, swap contracts; Net change in unrealized gain (loss) on purchased options, futures contracts, swap contracts,	$(987,934)	$(191,337)	1,648

Short Duration Government
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$21,530	$(5,073,687)	9,617

Short Duration Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$(1,034,170)	$(978,814)	2,300
Credit	Net realized gain (loss) from swap contracts /Net change in unrealized gain (loss) on swap contracts	(366,880)	(245,574)	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(2,762,369)	2,311,294	845
		$(4,163,419)	$1,086,906	3,147

(a)	Average number of contracts is based on the average of month end balances for the fiscal period ended September 30, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2017, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.24	%#
Government Income	0.53	0.48	0.45	0.44	0.44	0.54	0.53	#
High Quality Floating Rate	0.31	0.28	0.27	0.26	0.25	0.36	0.31	#
Inflation Protected Securities	0.26	0.23	0.22	0.22	0.21	0.30	0.26	#
Short Duration Government	0.44	0.40	0.38	0.37	0.36	0.47	0.43	#
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40
Short-Term Conservative Income	0.25	0.25	0.25	0.25	0.25	0.25	0.14	#*

#	GSAM agreed to waive a portion of its management fee rates, set forth in the Funds’ most recent prospectuses. In addition, the Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. These waivers will be effective through at least July 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

*	From July 28, 2017 through October 31, 2017, the Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.15% as an annual percentage rate for the Fund’s average daily net assets. Upon the expiration of this arrangement, the Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.19% as an annual percentage rate for the Fund’s average daily net assets. This arrangement will remain in effect through at least July 28, 2018.

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Prior to July 28, 2017, the Government Income Fund’s management fee rate was 0.54% on the first $1 billion of average daily net assets, 0.49% on the next $1 billion of average daily net assets, 0.46% on the next $3 billion of average daily net assets, 0.45% on the next $3 billion of average daily net assets, and 0.44% on amounts over $8 billion of average daily net assets. Prior to July 28, 2017, the High Quality Floating Rate Fund’s management fee rate was 0.40% on the first $1 billion of average daily net assets, 0.36% on the next $1 billion of average daily net assets, 0.34% on the next $6 billion of average daily net assets, and 0.33% on amounts over $8 billion of average daily net assets. Prior to July 28, 2017, the Inflation Protected Securities Fund’s management fee rate was 0.33% on the first $1 billion of average daily net assets, 0.30% on the next $1 billion of average daily net assets, 0.28% on the next $6 billion of average daily net assets, and 0.27% on amounts over $8 billion of average daily net assets. Prior to July 28, 2017, the Short Duration Government Fund’s management fee rate was 0.50% on the first $1 billion of average daily net assets, 0.45% on the next $1 billion of average daily net assets, 0.43% on the next $3 billion of average daily net assets, 0.42% on the next $3 billion of average daily net assets, and 0.41% on amounts over $8 billion of average daily net assets.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest. For the six months ended September 30, 2017, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Enhanced Income	$20,871
Government Income	9,695
Inflation Protected Securities	6,521
Short Duration Government	23,102
Short Duration Income	5,245
Short-Term Conservative Income	13,691

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds as set forth below.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution Plan	0.25%	0.75%	0.50%	—
Service Plan	—	—	—	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum capon “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to 0.35% of the average daily net assets attributable to Class C Shares of the respective Funds. These arrangements will remain in place through July 28, 2018, for Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the six months ended September 30, 2017, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Enhanced Income	$31	N/A
Government Income	2,808	$56
High Quality Floating Rate	225	N/A
Inflation Protected Securities	512	—
Short Duration Government	1,225	—
Short Duration Income	137	—
Short-Term Conservative Income	—	N/A

D.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans to allow Administration, Preferred, Class C and Service Shares, as applicable, to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Administration, Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25%, 0.10%, 0.25% and 0.25% of the average daily net assets attributable to Administration, Preferred, Class C or Service Shares of the Funds, as applicable.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Institutional, Administration and Preferred Shares of the Short-Term Conservative Income Fund. This arrangement will remain in effect through at least July 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation, and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.014% and 0.004%, respectively. These Other Expense limitations will remain in place through at least July 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Class C Distribution & Service Fees	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$20,871	$—	N/A	$20,303	$41,174
Government Income	21,426	—	N/A	229,622	251,048
High Quality Floating Rate	160,588	—	N/A	157,127	317,715
Inflation Protected Securities	81,757	—	N/A	84,567	166,324
Short Duration Government	215,254	45,381	N/A	261,596	522,231
Short Duration Income	5,245	—	N/A	223,666	228,911
Short-Term Conservative Income	323,972		$93,081	225,959	643,012

G.  Line of Credit Facility — As of September 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2017, Goldman Sachs earned $3,957, $3,451, $3,543, $8,215, $26,843 and $25,225 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds respectively.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of September 30, 2017, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class R and Class R6 Shares of the following Funds:

Fund	Class A	Class R	Class R6	Preferred
Enhanced Income	—%	—%	100%	—%
High Quality Floating Rate	—	—	100	—
Short Duration Income	—	27	100	—
Short-Term Conservative Income	100	—	—	100

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended September 30, 2017:

Fund	Beginning value as of March 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value September 30, 2017	Shares as of September 30, 2017	Dividend Income from Affiliated Investment Companies
Enhanced Income	1,138	$315,892,853	$(247,764,506)	$68,129,485	68,129,485	$110,017
Government Income	6,774,554	68,814,543	(55,326,572)	20,262,525	20,262,525	49,232
Inflation Protected Securities	12,583,961	64,479,565	(71,216,643)	5,846,883	5,846,883	34,729
Short Duration Government	55,325	399,528,777	(364,813,127)	34,770,975	34,770,975	118,035
Short Duration Income	9,001	210,766,142	(203,962,456)	6,812,687	6,812,687	24,721
Short-Term Conservative Income	20,184,970	758,476,749	(737,730,906)	40,930,813	40,930,813	70,512

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2017 were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$49,844,520	$112,650,083	$57,754,258	$73,755,194
Government Income	109,970,549	676,889,390	110,646,253	680,610,361
High Quality Floating Rate	3,716,650	473,696,626	8,406,818	141,619,560
Inflation Protected Securities	271,092,022	—	233,690,365	—
Short Duration Government	192,250,173	278,370,113	427,295,712	326,140,647
Short Duration Income	151,805,901	301,711,452	181,490,540	165,907,073
Short-Term Conservative Income	—	421,695,393	—	37,062,360

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent Fiscal Year end, March 31, 2017, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income Fund
Capital loss carryforwards:
Expiring 2018	$(1,658,767)	$—	$(21,924,176)	$—	$—	$—	$—
Expiring 2019	(9,056,394)	—	(2,415,726)	—	—	—	—
Perpetual Short-Term	(2,734,357)	—	(3,563,835)	—	(16,424,692)	(2,792,172)	—
Perpetual Long-Term	(2,134,556)	(2,911,095)	(2,442,499)	(10,058,885)	(8,018,304)	(960,476)	—
Total capital loss carryforwards	$(15,584,074)	$(2,911,095)	$(30,346,236)	$(10,058,885)	$(24,442,996)	$(3,752,648)	$—
Timing differences
(Income Distributions Payable, Qualified Late Year Loss Deferral/Post October Loss Deferral and Straddle Loss Deferrals)	$(315,920)	$(8,951,901)	$(89,115)	$(5,112,812)	$(2,280,647)	$(4,275,709)	$(630)

As of September 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income Fund
Tax Cost	$614,519,893	$399,605,465	$722,882,864	$347,824,272	$1,100,045,670	$639,373,785	$1,363,234,833
Gross unrealized gain	$1,061,936	$5,147,759	$2,283,709	$1,140,895	$11,401,647	$4,245,457	$618,776
Gross unrealized loss	(1,135,811)	(5,116,498)	(893,360)	(786,818)	(11,260,802)	(2,716,628)	(233,653)
Net unrealized gains (losses)	$(73,875)	$31,261	$1,390,349	$354,077	$140,845	$1,528,829	$385,123

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts, and differences in the tax treatment of inflation protected securities, swap transactions, premium amortization and the accretion of market discount.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from difference in the tax treatment of swaps, return of capital, paydown gains and losses, inflation protected securities, foreign currency transactions, and premium/discount.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from

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8. OTHER RISKS (continued)

derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

137

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

138

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

	Enhanced Income Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	345,914	$3,263,268	1,857,539	$17,507,617
Reinvestment of distributions	19,539	184,312	30,009	282,967
Shares redeemed	(459,239)	(4,331,340)	(1,881,726)	(17,737,553)
	(93,786)	(883,760)	5,822	53,031
Institutional Shares
Shares sold	20,784,461	195,873,354	26,269,317	247,264,987
Reinvestment of distributions	366,890	3,457,410	600,804	5,658,892
Shares redeemed	(4,968,522)	(46,831,628)	(25,689,052)	(241,913,887)
	16,182,829	152,499,136	1,181,069	11,009,992
Investor Shares
Shares sold	284,675	2,681,350	164,095	1,544,944
Reinvestment of distributions	1,764	16,605	1,230	11,577
Shares redeemed	(88,920)	(837,584)	(18,125)	(170,657)
	197,519	1,860,371	147,200	1,385,864
Administration Shares
Shares sold	665	6,285	1,409	13,317
Reinvestment of distributions	102	967	156	1,470
Shares redeemed	(1,329)	(12,574)	(31)	(292)
	(562)	(5,322)	1,534	14,495
Class R6 Shares
Reinvestment of distributions	8	74	13	122
	8	74	13	122
NET INCREASE	16,286,008	$153,470,499	1,335,638	$12,463,504

139

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Income Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	706,107	$10,400,398	2,339,231	$34,861,561
Reinvestment of distributions	60,425	889,832	147,912	2,206,362
Shares redeemed	(1,808,823)	(26,625,859)	(3,927,352)	(58,319,497)
	(1,042,291)	(15,335,629)	(1,440,209)	(21,251,574)
Class C Shares
Shares sold	47,860	705,580	128,304	1,918,650
Reinvestment of distributions	1,902	28,000	5,134	76,594
Shares redeemed	(140,477)	(2,069,068)	(363,745)	(5,402,702)
	(90,715)	(1,335,488)	(230,307)	(3,407,458)
Institutional Shares
Shares sold	1,725,401	25,378,531	2,859,730	42,444,540
Reinvestment of distributions	76,138	1,119,598	145,993	2,173,070
Shares redeemed	(1,073,590)	(15,790,134)	(3,970,697)	(59,161,539)
	727,949	10,707,995	(964,974)	(14,543,929)
Service Shares
Shares sold	139,275	2,046,626	1,063,072	15,891,144
Reinvestment of distributions	22,057	323,920	49,547	736,597
Shares redeemed	(642,412)	(9,435,748)	(1,098,798)	(16,323,408)
	(481,080)	(7,065,202)	13,821	304,333
Investor Shares
Shares sold	16,553	243,677	174,833	2,588,434
Reinvestment of distributions	2,865	42,163	6,455	96,202
Shares redeemed	(48,162)	(708,849)	(181,072)	(2,674,055)
	(28,744)	(423,009)	216	10,581
Class R Shares
Shares sold	135,816	1,998,425	415,366	6,180,039
Reinvestment of distributions	9,488	139,538	19,670	292,887
Shares redeemed	(162,027)	(2,381,691)	(440,427)	(6,574,699)
	(16,723)	(243,728)	(5,391)	(101,773)
Class R6 Shares
Shares sold	311,717	4,580,844	1,434,687	21,480,958
Reinvestment of distributions	2,474	36,375	2,564	37,884
Shares redeemed	(275,640)	(4,052,643)	(238,272)	(3,502,014)
	38,551	564,576	1,198,979	18,016,828
NET DECREASE	(893,053)	$(13,130,485)	(1,427,865)	$(20,972,992)

140

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	171,524	$1,495,750	490,063	$4,255,096
Reinvestment of distributions	6,669	58,169	8,740	75,835
Shares redeemed	(221,586)	(1,932,045)	(439,772)	(3,814,544)
	(43,393)	(378,126)	59,031	516,387
Institutional Shares
Shares sold	45,037,531	392,465,275	21,389,109	185,639,848
Reinvestment of distributions	473,287	4,125,778	444,341	3,853,445
Shares redeemed	(12,425,432)	(108,267,294)	(14,439,282)	(125,261,719)
	33,085,386	288,323,759	7,394,168	64,231,574
Service Shares
Shares sold	1,493	13,152	4,536	39,548
Reinvestment of distributions	130	1,135	259	2,261
Shares redeemed	(46,433)	(406,756)	(12,282)	(106,672)
	(44,810)	(392,469)	(7,487)	(64,863)
Investor Shares
Shares sold	51,488	447,466	461,146	4,002,495
Reinvestment of distributions	601	5,225	678	5,870
Shares redeemed	(34,536)	(300,125)	(466,081)	(4,044,531)
	17,553	152,566	(4,257)	(36,166)
Class R6 Shares
Reinvestment of distributions	8	71	12	105
	8	71	12	105
NET INCREASE	33,014,744	$287,705,801	7,441,467	$64,647,037

141

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Inflation Protected Securities Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,647,598	$17,168,030	6,137,720	$64,356,868
Reinvestment of distributions	26,598	275,146	36,119	380,915
Shares redeemed	(1,578,589)	(16,404,387)	(2,422,621)	(25,249,121)
	95,607	1,038,789	3,751,218	39,488,662
Class C Shares
Shares sold	216,137	2,223,733	194,145	2,007,153
Reinvestment of distributions	2,915	29,708	3,883	40,607
Shares redeemed	(80,239)	(824,773)	(188,610)	(1,944,434)
	138,813	1,428,668	9,418	103,326
Institutional Shares
Shares sold	4,425,209	46,659,455	12,155,834	128,368,047
Reinvestment of distributions	135,356	1,417,350	163,111	1,734,872
Shares redeemed	(2,234,980)	(23,538,788)	(4,512,429)	(47,748,255)
	2,325,585	24,538,017	7,806,516	82,354,664
Investor Shares
Shares sold	464,058	4,848,698	1,077,076	11,326,781
Reinvestment of distributions	11,770	122,548	10,811	114,254
Shares redeemed	(179,975)	(1,884,267)	(152,305)	(1,597,337)
	295,853	3,086,979	935,582	9,843,698
Class R Shares
Shares sold	860,494	8,927,427	1,264,559	13,253,493
Reinvestment of distributions	10,058	103,690	10,417	109,601
Shares redeemed	(299,127)	(3,104,225)	(510,408)	(5,315,894)
	571,425	5,926,892	764,568	8,047,200
Class R6 Shares
Shares sold	323,088	3,387,757	95,852	1,016,183
Reinvestment of distributions	950	9,951	429	4,547
Shares redeemed	(45,881)	(484,599)	(28,762)	(306,327)
	278,157	2,913,109	67,519	714,403
NET INCREASE	3,705,440	$38,932,454	13,334,821	$140,551,953

142

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Government Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,382,517	$13,771,929	5,483,263	$55,000,242
Reinvestment of distributions	107,852	1,074,526	221,921	2,227,866
Shares redeemed	(3,152,280)	(31,395,272)	(9,045,563)	(90,708,076)
	(1,661,911)	(16,548,817)	(3,340,379)	(33,479,968)
Class C Shares
Shares sold	128,299	1,270,538	547,584	5,458,642
Reinvestment of distributions	14,597	144,431	28,591	285,188
Shares redeemed	(551,081)	(5,458,253)	(1,107,353)	(11,032,410)
	(408,185)	(4,043,284)	(531,178)	(5,288,580)
Institutional Shares
Shares sold	16,793,745	166,810,845	36,016,772	359,978,903
Reinvestment of distributions	977,434	9,708,722	1,924,227	19,255,534
Shares redeemed	(29,589,362)	(294,245,004)	(41,184,025)	(411,807,517)
	(11,818,183)	(117,725,437)	(3,243,026)	(32,573,080)
Service Shares
Shares sold	154,281	1,530,000	250,520	2,497,637
Reinvestment of distributions	17,162	170,156	32,302	322,839
Shares redeemed	(376,479)	(3,734,111)	(642,450)	(6,421,284)
	(205,036)	(2,033,955)	(359,628)	(3,600,808)
Investor Shares
Shares sold	1,323,760	13,190,559	1,621,351	16,234,155
Reinvestment of distributions	26,431	263,328	31,377	315,054
Shares redeemed	(924,652)	(9,214,480)	(979,649)	(9,843,710)
	425,539	4,239,407	673,079	6,705,499
Class R6 Shares
Shares sold	10,215	104,202	2,145,703	21,476,675
Reinvestment of distributions	3,072	30,532	143,712	1,437,852
Shares redeemed	(7,252,539)	(72,235,103)	(2,234,523)	(22,322,205)
	(7,239,252)	(72,100,369)	54,892	592,322
NET DECREASE	(20,907,028)	$(208,212,455)	(6,746,240)	$(67,644,615)

143

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Income Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	831,732	$8,312,682	636,155	$6,378,842
Reinvestment of distributions	13,046	130,142	14,882	148,449
Shares redeemed	(529,542)	(5,277,024)	(424,568)	(4,243,009)
	315,236	3,165,800	226,469	2,284,282
Class C Shares
Shares sold	45,355	452,763	65,996	659,046
Reinvestment of distributions	644	6,419	1,461	14,584
Shares redeemed	(36,243)	(361,497)	(60,659)	(604,754)
	9,756	97,685	6,798	68,876
Institutional Shares
Shares sold	16,804,030	167,991,722	32,159,975	321,271,093
Reinvestment of distributions	695,915	6,952,533	1,058,544	10,584,047
Shares redeemed	(9,413,716)	(94,091,678)	(16,149,802)	(161,182,576)
	8,086,229	80,852,577	17,068,717	170,672,564
Investor Shares
Shares sold	184,112	1,840,930	129,767	1,296,666
Reinvestment of distributions	1,837	18,349	1,780	17,768
Shares redeemed	(149,419)	(1,492,762)	(21,875)	(218,302)
	36,530	366,517	109,672	1,096,132
Class R Shares
Shares sold	918	9,169	705	7,034
Reinvestment of distributions	32	324	45	447
Shares redeemed	(183)	(1,832)	—	—
	767	7,661	750	7,481
Class R6 Shares
Reinvestment of distributions	12	118	22	219
	12	118	22	219
NET INCREASE	8,448,530	$84,490,358	17,412,428	$174,129,554

144

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short-Term Conservative Income Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares(a)
Shares sold	—	$—	2,497	$25,000
Reinvestment of distributions	13	126	8	78
	13	126	2,505	25,078
Preferred Shares(a)
Shares sold	—	—	2,498	25,005
Reinvestment of distributions	16	159	11	105
Shares redeemed	—	—	(1)	(5)
	16	159	2,508	25,105
Institutional Shares
Shares sold	115,899,407	1,161,312,054	30,537,052	305,812,237
Reinvestment of distributions	409,435	4,102,538	63,974	640,640
Shares redeemed	(13,223,619)	(132,500,662)	(5,590,179)	(55,974,235)
	103,085,223	1,032,913,930	25,010,847	250,478,642
Administration Shares
Shares sold	81,302	814,694	610,512	6,105,296
Reinvestment of distributions	448	4,496	480	4,798
Shares redeemed	—	—	(600,326)	(6,003,821)
	81,750	819,190	10,666	106,273
NET INCREASE	103,167,002	$1,033,733,405	25,026,526	$250,635,098

(a)	Commenced operations on October 31, 2016.

145

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Administration, Service, Investor, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, and Class R and Service Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Administration, Service, Investor, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017, which represents a period of 183 days of a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*
Class A
Actual	$1,000.00	$1,005.50		$3.47	$1,000.00	$1,013.50		$4.59	$1,000.00	$1,006.40		$3.57	$1,000.00	$1,002.00		$3.41
Hypothetical 5% return	1,000.00	1,021.61	+	3.50	1,000.00	1,020.51	+	4.61	1,000.00	1,021.51	+	3.60	1,000.00	1,021.66	+	3.45
Preferred
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	N/A	N/A		—	1,000.00	1,009.70		8.36	N/A	N/A		—	1,000.00	998.40		7.16
Hypothetical 5% return	N/A	N/A	+	N/A	1,000.00	1,016.75	+	8.39	N/A	N/A	+	N/A	1,000.00	1,017.90	+	7.23
Institutional
Actual	1,000.00	1,007.20		1.76	1,000.00	1,014.50		2.88	1,000.00	1,008.10		1.81	1,000.00	1,003.60		1.71
Hypothetical 5% return	1,000.00	1,023.31	+	1.78	1,000.00	1,022.21	+	2.89	1,000.00	1,023.26	+	1.83	1,000.00	1,023.36	+	1.72
Service
Actual	N/A	N/A		—	1,000.00	1,012.70		5.40	1,000.00	1,004.40		4.37	N/A	N/A		—
Hypothetical 5% return	N/A	N/A	+	N/A	1,000.00	1,019.70	+	5.42	1,000.00	1,020.71	+	4.41	N/A	N/A	+	N/A
Investor
Actual	1,000.00	1,006.70		2.16	1,000.00	1,014.70		3.33	1,000.00	1,007.70		2.26	1,000.00	1,003.20		2.16
Hypothetical 5% return	1,000.00	1,022.91	+	2.18	1,000.00	1,021.76	+	3.35	1,000.00	1,022.81	+	2.28	1,000.00	1,022.91	+	2.18
Class R
Actual	N/A	N/A		—	1,000.00	1,012.20		5.85	N/A	N/A		—	1,000.00	1,001.20		4.67
Hypothetical 5% return	N/A	N/A	+	N/A	1,000.00	1,019.25	+	5.87	N/A	N/A	+	N/A	1,000.00	1,020.41	+	4.71
Administration
Actual	1,000.00	1,005.90		3.02	N/A	N/A		—	N/A	N/A		—	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,022.06	+	3.04	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class R6
Actual	1,000.00	1,007.30		1.71	1,000.00	1,015.30		2.78	1,000.00	1,007.00		1.81	1,000.00	1,003.70		1.66
Hypothethical 5% return	1,000.00	1,023.36	+	1.72	1,000.00	1,022.31	+	2.79	1,000.00	1,023.26	+	1.83	1,000.00	1,023.41	+	1.67

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Fund Expenses — Six Month Period Ended September 30, 2017  (Unaudited) (continued)

	Short Duration Government Fund				Short Duration Income Fund				Short-Term Conservative Income Fund
Share Class	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*
Class A
Actual	$1,000.00	$1,003.00		$4.12	$1,000.00	$1,008.80		$3.98	$1,000.00	$1,005.00		$2.61
Hypothetical 5% return	1,000.00	1,020.96	+	4.15	1,000.00	1,021.11	+	4.00	1,000.00	1,022.46	+	2.64
Preferred
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,006.30		1.36
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,023.71	+	1.37
Class C
Actual	1,000.00	1,000.90		6.12	1,000.00	1,005.80		6.03	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,018.95	+	6.17	1,000.00	1,019.05	+	6.07	N/A	N/A	+	N/A
Institutional
Actual	1,000.00	1,004.70		2.41	1,000.00	1,009.50		2.27	1,000.00	1,006.80		0.80
Hypothetical 5% return	1,000.00	1,022.66	+	2.43	1,000.00	1,022.81	+	2.28	1,000.00	1,024.27	+	0.81
Service
Actual	1,000.00	1,002.10		4.92	N/A	N/A		—	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,020.15	+	4.96	N/A	N/A	+	N/A	N/A	N/A	+	N/A
Investor
Actual	1,000.00	1,004.20		2.86	1,000.00	1,009.10		2.72	N/A	N/A		—
Hypothetical 5% return	1,000.00	1,022.21	+	2.89	1,000.00	1,022.36	+	2.74	N/A	N/A	+	N/A
Class R
Actual	N/A	N/A		—	1,000.00	1,006.60		5.23	N/A	N/A		—
Hypothetical 5% return	N/A	N/A	+	N/A	1,000.00	1,019.85	+	5.27	N/A	N/A	+	N/A
Administration
Actual	N/A	N/A		—	N/A	N/A		—	1,000.00	1,006.60		0.80
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,024.27	+	0.81
Class R6
Actual	1,000.00	1,003.70		2.31	1,000.00	1,009.40		2.27	N/A	N/A		—
Hypothethical 5% return	1,000.00	1,022.76	+	2.33	1,000.00	1,022.81	+	2.28	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Preferred	Class C	Institutional	Service	Investor	Class R	Administration	Class R6
Enhanced Income+	0.69%	N/A	N/A	0.35%	N/A	0.43%	N/A	0.60%	0.34%
Government Income+	0.91	N/A	1.66%	0.57	1.07%	0.66	1.16%	N/A	0.55
High Quality Floating Rate+	0.71	N/A	N/A	0.36	0.87	0.45	N/A	N/A	0.36
Inflation Protected Securities+	0.68	N/A	1.43	0.34	N/A	0.43	0.93	N/A	0.33
Short Duration Government+	0.82	N/A	1.22	0.48	0.98	0.57	N/A	N/A	0.46
Short Duration Income+	0.79	N/A	1.20	0.45	N/A	0.54	1.04	N/A	0.45
Short-Term Conservative Income+	0.52	0.27%	N/A	0.16	N/A	N/A	N/A	0.16	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, and Goldman Sachs Short-Term Conservative Income Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Enhanced Income Fund and Short Duration Government Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (except with respect to the Short-Term Conservative Income Fund) ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2017. The information on each

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Enhanced Income Fund’s and Short Duration Government Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Enhanced Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one- and ten-year periods and in the third quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. They observed that the Government Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2017. The Trustees noted that the High Quality Floating Rate Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-year period, in the third quartile for the three-year period, and in the fourth quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. They observed that the Inflation Protected Securities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2017. The Trustees noted that the Short Duration Government Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. They also considered that the Short Duration Government Fund had experienced certain portfolio management changes in 2016. The Trustees observed that the Short Duration Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- , three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three-year period ended March 31, 2017. They noted that the Short-Term Conservative Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-year period and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2017. The Trustees considered that the Short-Term Conservative Income Fund had certain significant differences from its peer group that caused the peer group to be an imperfect basis for performance comparison. They also noted changes to the Short-Term Conservative Income Fund’s name and investment objective in August 2016.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints (with the exception of the Short-Term Conservative Income Fund, which does not have breakpoints) to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Government Income Fund, High Quality Floating Rate Fund, Inflation Protected Securities Fund, and Short Duration Government Fund, the Trustees noted that the management fee breakpoint schedules were being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Short-Term Conservative Income Fund that would have the effect of increasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the

150

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds (other than the Short-Term Conservative Income Fund) at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
First $1 billion	0.25%	0.53%	0.31%	0.26%	0.44%	0.40%
Next $1 billion	0.23	0.48	0.28	0.23	0.40	0.36
Next $3 billion	0.22	0.45	0.27	0.22	0.38	0.34
Next $3 billion	0.22	0.44	0.26	0.22	0.37	0.33
Over $8 billion	0.22	0.44	0.25	0.21	0.36	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to each Fund other than the Enhanced Income Fund and Short Duration Income Fund) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Short Duration Government Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

With respect to the Short-Term Conservative Income Fund, the Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund and to waive certain fees that exceed specified levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2018.

152

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax- Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
∎	MLP & Energy Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of September 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs is the distributor of the Goldman Sachs Funds.

© 2017 Goldman Sachs. All rights reserved. 112185-TMPL-11/2017-654499 SDFISAR-17/19K

Goldman Sachs Funds

Semi-Annual Report	September 30, 2017

Single Sector Fixed Income Funds
Dynamic Emerging Markets Debt
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

∎	DYNAMIC EMERGING MARKETS DEBT

∎	EMERGING MARKETS DEBT

∎	HIGH YIELD

∎	HIGH YIELD FLOATING RATE

∎	INVESTMENT GRADE CREDIT

∎	LOCAL EMERGING MARKETS DEBT

∎	U.S. MORTGAGES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

During the six months ended September 30, 2017 (the “Reporting Period”), the performance of the global fixed income markets was primarily driven by geopolitical events, improving economic growth around the world and changing market expectations about central monetary policy.

When the Reporting Period began with the second quarter of 2017, spread, or non-government bond, sectors generally recorded positive returns, though with mixed results relative to U.S. Treasury securities. Political developments led to temporary bouts of volatility early in the quarter, driving weakness in Brazilian, U.S. and U.K. fixed income assets as well as a credit rating downgrade of South Africa’s sovereign debt. Political risks receded in May 2017 on the centrist candidate’s victory in the French presidential election, which was supportive of French and European peripheral bonds broadly. On the economic front, U.S. core inflation weakened for the third consecutive month in May 2017, casting uncertainty over the pace of Federal Reserve (“Fed”) monetary tightening. Nonetheless, comments included in minutes from the Fed’s May and June 2017 policy meetings suggested an announcement about how and when the Fed would begin reducing the size of its balance sheet would be made sooner than the markets had previously anticipated. In Europe, economic data continued to surprise to the upside. At its June 2017 policy meeting, the European Central Bank (“ECB”) provided an optimistic assessment of the risks to growth, but revised downward its medium-term inflation forecasts. The ECB, Bank of Japan (“BoJ”) and Bank of England (“BoE”) left their respective monetary policies unchanged during the second calendar quarter, while the Fed raised interest rates for the second time in 2017 and the fourth time in a decade at its June 2017 policy meeting. As the quarter came to an end, a string of comments from global central bankers triggered a hawkish market reaction. (Hawkish suggests higher interest rates; opposite of dovish.) Global interest rates rose as the market anticipated a faster than expected pace of monetary policy tightening by the BoE, ECB and Bank of Canada (“BoC”). During the second quarter of 2017, the U.S. dollar weakened versus many global currencies.

During the third quarter of 2017, spread sectors broadly advanced, outperforming U.S. Treasury securities. The Fed kept its monetary policy unchanged but unveiled its plans for balance sheet normalization. (Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) This prompted a hawkish market reaction, with the U.S. dollar appreciating and yields on U.S. government bonds rising. However, the U.S. Treasury yield curve, or spectrum of maturities, only steepened modestly due to geopolitical uncertainty and mixed U.S. economic data, including weak inflation readings. (A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens.) The central banks of other developed countries also set the stage for less accommodative monetary policy. The BoE noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the BoC surprised the markets with two consecutive rate hikes. The market’s expectations for a BoE rate hike in November 2017, along with a constructive tone for Brexit negotiations, also drove the British pound higher versus the U.S. dollar. (Brexit refers to the U.K.’s efforts to exit the European Union.) Overall, the U.S. dollar continued to weaken relative to many global currencies during the third calendar quarter.

For the Reporting Period as a whole, spread sectors outperformed U.S. Treasury securities, led by high yield corporate bonds, sovereign emerging markets debt and investment grade

2

MARKET REVIEW

corporate bonds. Commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities also outperformed U.S. Treasuries, albeit to a lesser extent. The U.S. Treasury yield curve flattened slightly during the Reporting Period, as yields on shorter-term maturities generally rose and yields on intermediate- and longer-term maturities fell. The yield on the bellwether 10-year U.S. Treasury declined approximately seven basis points to end the Reporting Period at 2.33% . (A basis point is 1/100th of a percent. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Looking Ahead

At the end of the Reporting Period, we believed global economic growth remained strong, with broad-based expansion in all corners of the world. Business investment appeared to be improving, in our view, with the drag from commodity-oriented countries fading and global trade buoyant despite protectionist rhetoric following the 2016 U.S. elections. We also note that forward-looking activity indicators, including purchasing managers’ surveys, pointed to further momentum, particularly within developed markets.

Regarding the U.S., we believe economic growth is supported by a healthy labor market and robust consumption as well as by revived proposals for fiscal stimulus toward the end of the Reporting Period. In the Eurozone, economic growth surprised to the upside, driven by consumption and trade, though we expect some moderation in the near term due to the strength of the euro. In the longer term, we expect spillover effects from Brexit. However, during the Reporting Period, the supportive global economic growth environment boosted trade and appeared to be cushioning the impact of Brexit negotiations on both the U.K. and the European Union. In Japan, economic growth surprised to the upside and consumer sentiment remained healthy despite stagnant wage growth. As for China, we expect an ongoing focus on deleveraging but think there will be little tolerance if the country’s Gross Domestic Product drops below 6.4% given policymakers’ commitment to doubling incomes and growth from their 2010 levels by the year 2020.

The expansion in global economic growth during the Reporting Period had not yet been reflected in inflation data, which remained below central bank targets in key markets. In our opinion, low inflation has been due in part to structural trends, such as increased migration, lower productivity and lower inflation expectations. We expect inflation to gradually trend higher should labor markets tighten further and output gaps diminish. (The output gap is an economic measure of the difference between the actual output of an economy and its potential output.)

As for central bank policy, the job-rich recovery has resulted in a shift in tone. In our view, the Fed’s plans to normalize its balance sheet marks the beginning of an era of less monetary accommodation. Also, by the end of 2017, we expect the ECB to communicate its plans to reduce asset purchases through its quantitative easing program with tapered purchases likely to continue, we believe, through 2018. In the U.K., we see scope for a BoE rate hike in November 2017 given policymakers’ recent communications. Meanwhile, the BoC has commenced a rate hiking cycle, though we expect the trajectory for its future rate hikes to be shallower than in the U.S.

Overall, at the end of the Reporting Period, we believed the macro backdrop of solid economic growth, subdued inflation and contained volatility was supportive for riskier asset classes. We saw opportunities in high-yielding emerging market currencies versus the U.S. dollar. That

3

MARKET REVIEW

said, proposed U.S. tax reform could be inflationary and require more monetary tightening than currently expected. This would likely be supportive for the U.S. dollar, particularly if we see more hawkish leadership at the Fed.

Among spread sectors, we remained cautious about corporate bonds at the end of the Reporting Period, given that the U.S. is in the late stage of the credit cycle and because of extended valuations, in our view. When the Reporting Period concluded, corporate credit spreads (yield differentials versus duration-equivalent U.S. Treasury securities) were near historically tight levels. We think this makes corporate credit vulnerable to a sharp pick up in volatility, which could arise from several catalysts, including an unwinding of global central bank quantitative easing programs, an inflation surprise that leads to a more hawkish monetary policy outlook than the market had previously priced in, increasing geopolitical tensions and/or missteps by central bank policymakers, particularly in China. Overall, at the end of the Reporting Period, we continued to see value in Federal Family Education Loan Program (“FFELP”) student loan asset backed securities, which we believe offer attractive yields along with strong credit protection. We also had a positive view of collateralized loan obligations and residential mortgage-backed securities. Within residential mortgage-backed securities, we favored legacy non-agency mortgage backed securities (in general, those issued before the 2008-2009 financial crisis), which should continue to benefit, in our opinion, from low supply and improving collateral performance.

4

PORTFOLIO RESULTS

Goldman Sachs Dynamic Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor (formerly Class IR Shares) and R Shares generated cumulative total returns, without sales charges, of 5.66%, 5.38%, 5.95%, 5.91% and 5.63%, respectively. These returns compare to the 5.91% cumulative total return of the Fund’s benchmark, the Dynamic Emerging Markets Debt Fund Composite Index (the “Index”), which is comprised 50% of the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged), 25% of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) and 25% of the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged), during the same time period. The components of the Fund’s blended benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated cumulative total returns of 7.30%, 4.93% and 4.13%, respectively, during the Reporting Period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	Emerging markets debt overall produced solid gains during the Reporting Period, supported by ongoing momentum in global economic growth, investors’ expectations for a gradual U.S. interest rate hiking cycle, little progress on U.S. protectionist policies and steady investment inflows.

During the Reporting Period, external emerging markets debt, as represented by the J.P. Morgan EMBISM Global Diversified Index, returned 4.93%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened by approximately 50 basis points and closed the Reporting Period 423 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets in the Index (in U.S. dollar terms1) were Mozambique (+15.56%), Ghana (+13.22%) and Ukraine (+12.99%). The weakest performing countries were Venezuela (-7.15%), Bolivia (-0.49%) and Lebanon (+0.67%).

Local emerging markets debt, as represented by the J.P. Morgan GBI-EMSM Global Diversified Index, posted a return of 7.30%, with approximately 2.56% due to changes in local interest rates and approximately 4.74% due to currency appreciation against the U.S. dollar. Among countries, on a total return basis, the top performers in the Index (in U.S. dollar terms) during the Reporting Period were Peru (+11.15%), Indonesia (+11.01%) and Brazil (+8.85%). The weakest performing countries were Turkey (-4.53%), China (-2.29%) and Chile (-0.18%).

Corporate emerging markets debt, as represented by the J.P. Morgan CEMBISM Broad Diversified Index, returned 4.13%. Corporate spreads (that is, the difference in yields between corporate emerging markets debt and U.S. Treasuries) tightened by approximately 20 basis points and closed the Reporting Period 276 basis points wider than U.S. Treasury securities. In terms of issuance, the emerging markets corporate bond sector saw approximately $356 billion of gross new issuance between January 1, 2017 and the end of the Reporting Period, with a forecast for the calendar year of approximately $440 billion.[2] Meanwhile, J.P. Morgan reports that the global emerging markets corporate default rate was 1.4% for the period between January 1, 2017 and

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

[2]	Source: J.P. Morgan.

5

PORTFOLIO RESULTS

September 30, 2017. For the 2017 calendar year, J.P. Morgan estimates the global emerging markets corporate default rate will be approximately 2.2%, an improvement over 5.1% in 2016, as corporate fundamentals continue to recover, led by commodity-related credits and Latin American issuers.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by issue selection overall of emerging markets corporate bonds and emerging markets external debt. The Fund benefited from our active currency management (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Issue selection among local emerging markets bonds also contributed positively to the Fund’s relative returns during the Reporting Period.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund’s short position in the euro, through which we funded long positions in various other currencies, detracted from relative performance during the Reporting Period. The euro strengthened amid strong economic activity and the European Central Bank’s planned tapering of quantitative easing measures. The Fund was also hampered by an underweight compared to the Index in Chinese external bonds (accomplished via credit default swaps). We implemented the underweight to hedge against any sharp downturn in China’s business cycle, which could be a headwind for the emerging markets overall. In addition, an overweight in the quasi-sovereign bonds of state-owned oil and natural gas company Petroleos de Venezuela, S.A. (“PDVSA”) dampened relative returns. The Fund was overweight PDVSA because we think the company offers significant long-term value.

On the positive side, the Fund was helped by long positions in the Czech koruna and Polish zloty (implemented through the use of forward foreign currency exchange contracts). The Fund’s long exposures to Central Eastern European currencies are based on our view that economic activity is improving in Europe, which should support Eastern European economies through trade linkages. A long position in the Mexican peso also added to the Fund’s results. We adopted the position because we believe the Mexican peso is undervalued, and we expect a turnaround in Mexico’s economy driven by a pickup in U.S. economic growth.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning did not have a meaningful impact on relative returns during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, cross currency swaps, credit default swaps, total return swaps, structured notes and non-deliverable currency forwards. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we employed forward foreign currency exchange contracts to take long positions in the Czech koruna, Polish zloty and Mexican peso, which contributed positively to the Fund’s returns. The use of forward foreign currency exchange contracts to assume short positions in the euro and Singaporean dollar and to take a long position in the Argentinian peso detracted from performance. The Fund’s use of interest rate swaps to gain exposure to Brazilian and Czech Republic local interest rates had a positive impact on results, while its use of interest rate swaps to express our views on Polish local interest rates had

6

PORTFOLIO RESULTS

a negative impact. In addition, we utilized credit default swaps to gain exposure to Chinese external debt, which detracted from performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweight positions relative to the Index in South African local interest rates and external bonds. The South African central bank kept its policy rate unchanged at 6.75% during September 2017, contrary to consensus expectations for a rate cut, and we think lower than expected inflation data may warrant monetary policy easing. South Africa’s economic data are improving, in our view, with the country’s current account deficit shrinking, inflation ticking lower and commodity prices stabilizing. In addition, uncertainty surrounding internal politics eased toward the end of the Reporting Period as the South African president survived a no-confidence vote. Also during the Reporting Period, we shifted the Fund from an overweight to an underweight position in Czech Republic local interest rates. We think its central bank has ample room to raise rates given the country’s negative output gap, above target inflation and undervalued currency. (A negative output gap occurs when a country’s output is less than what its economy could produce at full capacity.) However, the market had priced in a less aggressive view of rate hikes, giving us the opportunity to move the Fund to an underweight position. Finally, we reduced the Fund’s underweight in China’s external bonds during the Reporting Period. China’s pace of economic deceleration appears to have moderated; its Gross Domestic Product (“GDP”) growth has met market expectations; and the People’s Bank of China has been focusing on deleveraging and containing debt growth. However, as mentioned previously, we remain mindful of any sharp downturn in the Chinese business cycle, which could be a headwind for the emerging markets overall.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	Within external emerging markets debt at the end of the Reporting Period, the Fund’s key overweight positions relative to the Index were in Indonesia, South Africa and Bulgaria. Its largest underweight positions were in China, Peru and Philippines. Within local emerging markets debt, the Fund’s top overweights were South Africa, Russia and Mexico, and its top underweights were the Czech Republic, Europe broadly and Turkey. Within corporate emerging markets debt, the Fund maintained a slight overweight relative to the Index in the consumer beverage sector at the end of the Reporting Period. It was underweight financials on concerns over limited disclosure about the quality of assets on company balance sheets, funding risks in certain instances when banks rely on the wholesale funding markets, and macro risks. In addition, we have found that the performance of banking emerging markets corporate bonds tends to be highly correlated with the performance of sovereign government debt. At the end of the Reporting Period, we continued to favor defensive non-cyclicals, such as bottlers and high yield telecommunications issues, that, in our view, often have spreads comparable with riskier cyclical names. Regionally, valuations looked attractive to us in Latin American corporate emerging markets debt, but we recognize a higher potential for volatility. Political developments are likely to be a factor in the future performance of Brazil’s corporate bonds, and the outlook for the country remained uncertain at the end of the Reporting Period, in our opinion.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to view emerging markets debt broadly as offering a high quality source of yield. That said, prices appeared to have reached fair value, driven mostly by low volatility, the maturity of the asset class overall, moderate global economic growth and the market’s expectations for monetary policy normalization by developed markets’ central banks.

Nevertheless, at the end of the Reporting Period, we believe valuations were less stretched than they were during the 2013 taper tantrum. (Taper tantrum refers to the way markets reacted when the Federal Reserve (the “Fed”) suggested it might begin tapering its quantitative easing program.) Emerging markets economies have seen significant improvement in their fundamentals, and, in our view, they are better positioned to withstand any negative impact from normalization in developed markets’ central bank monetary policies. South Africa, Turkey, Indonesia, India and Brazil — the five countries that in 2013 depended most on foreign investment to support their growth — generally have narrower account deficits and better foreign reserve coverage than they did in 2013. A recovery in oil prices due to oil production cuts is also providing support for commodity exporters.

Furthermore, while emerging markets debt has been sensitive in the past to risks associated with U.S. interest rates and deteriorating global trade, we find it hard to envisage a near-term decoupling of the asset class from strengthening

7

PORTFOLIO RESULTS

U.S. and global economic growth, which are the main drivers of the Fed’s current interest rate hiking cycle. Overall, at the end of the Reporting Period, we anticipated higher U.S. interest rates, wherein Fed policymakers will likely have to balance their interest rate targets with planned balance sheet reductions. We note that the Fed factors in the possible impact of its policy decisions on global financial conditions. If the Fed continues to clearly communicate its intentions, emerging markets debt overall should be able to adjust to future interest rate increases, we believe.

In this environment, we think identifying investments that offer attractive risk-adjusted returns remains paramount. At the end of the Reporting Period, we favored countries with prudent fiscal management (where currencies have adjusted for lower oil prices) and/or idiosyncratic opportunities where valuations offer a strong potential risk/reward profile, in our view. We plan to closely monitor the evolution of U.S. foreign trade and fiscal policy. In addition, we remain vigilant about any sharp downturn in the Chinese business cycle. At the end of the Reporting Period, we continued to have a constructive view on Indonesia, which could benefit, in our view, from fiscal improvements due to a reduction in a fuel subsidy. The country has a modest debt to GDP ratio of 27%, and approximately 40% of its outstanding debt is denominated in foreign currency and is long-term debt. We believe this helps to minimize refinancing risk. We also remained positive at the end of the Reporting Period about several countries in the Central American and Caribbean region, including Dominican Republic, Costa Rica and Guatemala. Elsewhere, at the end of the Reporting Period, we were cautious on Poland, where the Fund held an underweight position based on valuations and because we see potential for fiscal slippage in 2017. (Fiscal slippage means that a government’s planned annual budget does not match actual spending because of something that affects the tax dollars collected.) Additionally, we planned to maintain the Fund’s underweight positions compared to the Index in small Asian economies, such as Malaysia and the Philippines, at the end of the Reporting Period.

In October 2017, the Board of Trustees of the Goldman Sachs Trust approved certain changes to the Goldman Sachs Dynamic Emerging Markets Debt Fund’s (the “Fund”) name, investment objective and principal investment strategy. After the close of business on December 26, 2017, the Fund will be renamed the Goldman Sachs Total Emerging Markets Income Fund. At the same time, the Fund will have a new investment objective, which will be to seek current income. As a secondary objective, the Fund will seek capital appreciation. With regard to its principal investment strategy, the Fund will continue to invest in emerging markets debt and the currencies of issuers in emerging markets countries. However, after the close of business on December 26, 2017, the Fund will also invest in equity investments. In connection with the change in the Fund’s principal investment strategy, Raymond Chan will become a portfolio manager of the Fund, joining Samuel Finkelstein.

8

FUND BASICS

Dynamic Emerging Markets Debt Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Dynamic Emerging Markets Debt Fund Composite Index[2]	J.P. Morgan GBI-EMSM Global Diversified Index[3]	J.P. Morgan EMBISM Global Diversified Index[4]	J.P. Morgan CEMBISM Broad Diversified Index[5]	30-Day Standardized Subsidized Yield[6]	30-Day Standardized Unsubsidized Yield[6]
Class A	5.66%	5.91%	7.30%	4.93%	4.13%	4.27%	2.56%
Class C	5.38	5.91	7.30	4.93	4.13	3.70	1.93
Institutional	5.95	5.91	7.30	4.93	4.13	4.81	3.02
Investor	5.91	5.91	7.30	4.93	4.13	4.72	2.93
Class R	5.63	5.91	7.30	4.93	4.13	4.18	2.42

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dynamic Emerging Markets Debt Fund Composite Index is comprised of the J.P. Morgan GBI-EMSM Global Diversified Index (50%), the J.P. Morgan EMBISM Global Diversified Index (25%), and the J.P. Morgan CEMBISM Broad Diversified Index (25%). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The J.P. Morgan GBI-EMSM Global Diversified Index (with dividends reinvested) is an unmanaged index of debt instruments of 14 emerging countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The J.P. Morgan EMBISM Global Diversified Index is an unmanaged index of debt instruments of 50 emerging countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The J.P. Morgan CEMBISM Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging markets countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 9/30/17	One Year	Since Inception	Inception Date
Class A	2.03%	0.21%	5/31/13
Class C	5.08	0.61	5/31/13
Institutional	7.03	1.67	5/31/13
Investor	7.06	1.55	5/31/13
Class R	6.51	1.10	5/31/13

[7]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

FUND BASICS

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	2.34%
Class C	1.96	3.09
Institutional	0.86	2.00
Investor	0.96	2.09
Class R	1.45	2.59

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[9]
	Percentage of Net Assets
	as of 9/30/17	as of 3/31/17
South Africa	7.8%	4.9%
Mexico	7.1	3.5
Indonesia	6.5	6.2
Colombia	5.8	3.9
Russia	5.6	5.1
Argentina	5.5	4.7
Peru	5.3	4.6
United States	4.4	2.8
Turkey	4.3	4.2
Brazil	3.7	8.1
Other	37.4	39.1

[9]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investment companies of 2.7% as of 9/30/17 and 2.8% as of 3/31/17. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor (formerly Class IR Shares) and R6 Shares generated cumulative total returns, without sales charges, of 4.65%, 4.26%, 4.82%, 4.78% and 4.83%, respectively. These returns compare to the 4.93% cumulative total return of the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	External emerging markets debt overall generated positive returns during the Reporting Period, supported by ongoing momentum in global economic growth, investors’ expectations for a gradual U.S. interest rate hiking cycle, little progress on U.S. protectionist policies and steady investment inflows.

During the Reporting Period, external emerging markets debt, as represented by the Index, returned 4.93%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened by approximately 50 basis points and closed the Reporting Period 423 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The top performing emerging external debt markets in the Index (in U.S. dollar terms1) were Mozambique (+15.56%), Ghana (+13.22%) and Ukraine (+12.99%). The weakest performing countries were Venezuela (-7.15%), Bolivia (-0.49%) and Lebanon (+0.67%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, sector positioning within external emerging markets debt detracted from the Fund’s performance versus the Index. The Fund was also hampered by issue selection among emerging markets corporate bonds, although this was offset somewhat by sector positioning, which contributed positively. The Fund benefited from our active currency management (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Issue selection of external emerging markets bonds and local emerging markets bonds also added to results.

Q	Which segments of emerging markets debt most significantly affected Fund performance?

A	The Fund was hurt during the Reporting Period by its short position in the euro, through which we funded long positions in various other currencies. The euro strengthened amid strong economic activity and the European Central Bank’s planned tapering of quantitative easing measures. The Fund was also hindered by an underweight compared to the Index in Chinese external bonds (accomplished via credit default swaps). We implemented the underweight to hedge against any sharp downturn in China’s business cycle, which could be a headwind for the emerging markets overall. Additionally, an overweight in the quasi-sovereign bonds of state-owned oil and natural gas company Petroleos de Venezuela, S.A. (“PDVSA”) detracted from relative performance. The Fund was overweight PDVSA because we think the company offers significant long-term value.

On the positive side, the Fund benefited from its long positions in the Czech koruna and Polish zloty (implemented through the use of forward foreign currency exchange contracts). The Fund has long exposure to Central Eastern

12

PORTFOLIO RESULTS

European currencies as we think economic activity is improving in Europe, which should support Eastern European economies through trade linkages. An overweight relative to the Index in Argentinian external bonds also bolstered the Fund’s performance. Argentinian assets rallied since the country’s midterm primaries in August 2017 and were also supported by a positive political environment under the current president, a business-friendly leader who is in favor of reforms. At the end of the Reporting Period, we had a constructive outlook for Argentina’s economic growth, which we believe should help reduce both the country’s fiscal imbalance and the possibility of a funding crisis.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A The Fund’s U.S. duration strategy and yield curve positioning did not have a meaningful impact on relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the use of U.S. Treasury futures to manage U.S. interest rate duration detracted from the Fund’s performance. The use of forward foreign currency exchange contracts to take long positions in the Czech koruna, Polish zloty and Mexican peso contributed positively to the Fund’s returns. The use of forward foreign currency exchange contracts to assume short positions in the euro and U.S. dollar and to take a long position in the South African rand detracted from performance. The Fund’s use of interest rate swaps to gain exposure to Argentinian and Egyptian local interest rates had a positive impact on results, while its use of interest rate swaps to express our views on Brazilian local interest rates had a negative impact. In addition, during the Reporting Period, we utilized credit default swaps to gain exposure to Chinese external debt, which detracted from performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweights relative to the Index in South African and Turkish external debt. In our view, South Africa’s economic data are improving, with the country’s current account deficit shrinking, inflation ticking lower and commodity prices stabilizing. In addition, uncertainty surrounding internal politics eased toward the end of the Reporting Period as the South African president survived a no-confidence vote. Regarding Turkey, we believe fundamentals are strong with a decline in the debt to Gross Domestic Product (“GDP”) ratio, improvement in the current account deficit and stable international reserves. Turkey’s economic growth was robust — approximately 5% in the first quarter of 2017, exceeding market expectations. Near the end of the Reporting Period, political uncertainty lessened as Turkey’s president declared victory in a constitutional referendum. Additionally, during the Reporting Period, we reduced the size of the Fund’s overweight in Brazilian local interest rates, as the country’s central bank made four rate cuts, which brought its key policy interest rate down to 8.25% from 12.25%. Still, the Fund remained overweight because we expect the country’s central bank to continue its easing cycle given that Brazil’s output gap is large and inflation has dropped significantly and is below the central bank’s target. (The output gap is an economic measure of the difference between the actual output of an economy and its potential output.) Also, during the Reporting Period, we decreased the size of the Fund’s underweight compared to the Index in Chinese external bonds. China’s pace of economic deceleration appears to have moderated; its GDP growth has met market expectations; and the People’s Bank of China has been focusing on deleveraging and containing debt growth. The Fund maintains an underweight in Chinese external bonds because we remain mindful of the impact of a sharp downturn in the Chinese business cycle.

13

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in Indonesian, Argentinian and Turkish external bonds. It was underweight the external bonds of Chile, Peru and Philippines. The Fund held overweight positions in Mexican, South African and Brazilian local interest rates. Additionally, it was overweight in European local interest rates broadly as well as in Polish and Chinese local interest rates. In terms of currencies, the Fund had long positions in the Czech koruna, Polish zloty and Mexican peso. It had short positions in the U.S. dollar, euro and Hong Kong dollar at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to view emerging markets debt broadly as offering a high quality source of yield. That said, prices appeared to have reached fair value, driven mostly by low volatility, the maturity of the asset class overall, moderate global growth and the market’s expectations for monetary policy normalization by developed markets central banks.

Nevertheless, at the end of the Reporting Period, we believe valuations were less stretched than they were during the 2013 taper tantrum. (Taper tantrum refers to the way markets reacted when the Federal Reserve (the “Fed”) suggested it might begin tapering its quantitative easing program.) Emerging markets economies have seen significant improvement in their fundamentals, and, in our view, they are better positioned to withstand any negative impact from normalization in developed markets’ central bank monetary policies. South Africa, Turkey, Indonesia, India and Brazil — the five countries that in 2013 depended most on foreign investment to support their growth — generally have narrower account deficits and better foreign reserve coverage than they did in 2013. A recovery in oil prices due to oil production cuts is also providing support for commodity exporters.

Furthermore, while emerging markets debt has been sensitive in the past to risks associated with U.S. interest rates and deteriorating global trade, we find it hard to envisage a near-term decoupling of the asset class from strengthening U.S. and global economic growth, which are the main drivers of the Fed’s current interest rate hiking cycle. Overall, at the end of the Reporting Period, we anticipated higher U.S. interest rates, wherein Fed policymakers will likely have to balance their interest rate targets with planned balance sheet reductions. We note that the Fed factors in the possible impact of its policy decisions on global financial conditions. If the Fed continues to clearly communicate its intentions, emerging markets debt overall should be able to adjust to future interest rate increases, we believe.

In this environment, we think identifying investments that offer attractive risk-adjusted returns remains paramount. At the end of the Reporting Period, we favored countries with prudent fiscal management (where currencies have adjusted for lower oil prices) and/or idiosyncratic opportunities where valuations offer a strong potential risk/reward profile, in our view. We plan to closely monitor the evolution of U.S. foreign trade and fiscal policy. In addition, we remain vigilant about any sharp downturn in the Chinese business cycle that could be a headwind for emerging markets countries. At the end of the Reporting Period, we continued to have a constructive view on Indonesia, which could benefit, in our view, from fiscal improvements due to a reduction in a fuel subsidy. The country has a modest debt to GDP ratio of 27%, and approximately 40% of its outstanding debt is denominated in foreign currency and is long-term debt. We believe this helps to minimize refinancing risk. We also remained positive at the end of the Reporting Period about several countries in the Central American and Caribbean region, including Dominican Republic, Costa Rica and Guatemala. Elsewhere, at the end of the Reporting Period, we were cautious on Poland, where the Fund held an underweight position based on valuations and because we see potential for fiscal slippage in 2017. (Fiscal slippage means that a government’s planned annual budget does not match actual spending because of something that affects the tax dollars collected.) Additionally, we planned to maintain the Fund’s underweight positions compared to the Index in small Asian economies, such as Malaysia and the Philippines, at the end of the Reporting Period.

14

FUND BASICS

Emerging Markets Debt Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBISM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.65%	4.93%	4.29%	4.27%
Class C	4.26	4.93	3.73	3.71
Institutional	4.82	4.93	4.84	4.81
Investor	4.78	4.93	4.75	4.72
Class R6	4.83	4.93	4.85	4.83

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

15

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.78%	3.37%	6.56%	8.43%	8/29/03
Class C	2.11	3.54	6.27	6.39	9/29/06
Institutional	4.27	4.68	7.41	9.16	8/29/03
Investor	4.17	4.58	N/A	6.59	7/30/10
Class R6	4.29	N/A	N/A	8.55	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	1.24%
Class C	1.95	1.99
Institutional	0.86	0.90
Investor	0.95	0.99
Class R6	0.85	0.89

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

16

FUND BASICS

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/17	as of 3/31/17
Indonesia	8.7%	10.0%
Argentina	7.5	6.0
Turkey	7.0	5.5
South Africa	5.0	0.5
Mexico	4.4	6.8
Dominican Republic	4.1	4.5
Venezuela	4.0	1.3
United States	3.8	4.6
Colombia	3.4	3.9
Ecuador	3.1	2.8
Other	42.0	47.5

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investment companies of 2.6% as of 9/30/17 and 0.4% as of 3/31/17. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

17

PORTFOLIO RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor (formerly Class IR Shares), R and R6 Shares generated cumulative total returns, without sales charges, of 3.00%, 2.63%, 3.19%, 2.93%, 3.14%, 2.89% and 3.19%, respectively. These returns compare to the 4.19% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield corporate bond market as a whole during the Reporting Period?

A	During the second quarter of 2017, when the Reporting Period began, high yield corporate bonds generated positive returns, with reports of strong first calendar quarter corporate earnings and light primary market issuance supporting the asset class during April and May 2017. In June, a decline in commodity prices and increased interest rate volatility weighed on investor sentiment. During the third quarter of 2017, high yield corporate bonds produced additional gains. A sharp climb in crude oil prices and a strong earnings season led to price appreciation during July 2017, while a positive macro environment and optimism about the Republican leadership’s proposal for U.S. tax reform lifted high yield corporate bond prices in September. Performance in August 2017 was relatively flat.

For the Reporting Period overall, the high yield corporate bond market recorded a positive return, with lower quality C-rated and D-rated credits generally outperforming higher quality B-rated credits. Option adjusted spreads narrowed approximately 36 basis points, ending the Reporting Period at 347 basis points. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.) High yield corporate bonds outperformed high yield loans, as represented by the Credit Suisse Leveraged Loan Index.

In terms of issuance, approximately $157 billion of new high yield corporate bonds were priced during the Reporting Period, with refinancing the primary use of the proceeds. With regard to demand, high yield corporate bond mutual funds experienced approximately $8.8 billion of investment outflows during the Reporting Period.[1] The default rate for high yield corporate bonds declined during the Reporting Period and remained below the historical average. The 12-month par-weighted default high yield corporate bond rate through September 30, 2017 was 1.07%.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its overall credit quality positioning relative to the Index. Its duration and yield curve positioning also detracted from performance. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. On the positive side, the Fund benefited from its sector positioning and our individual issue selection.

Q	Which segments within high yield most significantly affected Fund performance?

A	The Fund’s higher credit quality bias detracted from its relative performance during the Reporting Period. More specifically, the Fund was hampered by its underweight relative to the Index in higher quality BB-rated credits as well as by select holdings of lower-rated credits. These

[1]	Source: J.P. Morgan, Bloomberg, Lipper FMI.

[2]	Source: J.P. Morgan.

18

PORTFOLIO RESULTS

results were offset somewhat by an underweight in B-rated credits, which added value. The Fund’s performance was also limited by its exposure to high yield loans. Its cash holdings and modestly short market beta positioning (that is, the Fund’s broad underweight relative to the Index in riskier securities) further dampened relative results as high yield corporate bonds and other riskier asset classes posted gains during the Reporting Period.

In terms of sector positioning, the Fund’s overweight position compared to the Index in metals and mining added to returns. Underweights in retailing (food and drug as well as apparel) and consumer products further bolstered performance. Conversely, overweight positions in media (particularly cable and satellite television), energy and non-cellular communications detracted from results. The Fund’s underweight relative to the Index in transportation also hurt relative returns.

From an individual issue selection perspective, the Fund benefited from overweight positions in U.S.-based Sprint, Italy-based Telecom Italia and Jamaica-based Digicel — all telecommunications companies. Additionally, an overweight in Canada-based Valeant Pharmaceuticals contributed positively. The Fund was hampered by overweight positions in energy companies Whiting Petroleum, Linn Energy and Berry Petroleum. Windstream, a provider of voice and data network communications, also detracted from performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s overall duration and yield curve positioning detracted from relative performance. In particular, the Fund’s short duration position compared to that of the Index was a drag on results. The Fund’s duration strategy is primarily implemented via interest rate swaps and/ or futures.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period. Additionally, a specialized index of credit default swaps (“CDX”) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit risk, when the Fund experiences significant cash inflows. The Fund used U.S. Treasury futures and Eurodollar futures to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Derivatives may be used in combination with cash securities to implement our views in the Fund. Overall, the use of derivatives had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from long market beta positioning to modestly short market beta positioning. From a sector perspective, we moderated the Fund’s overweight positions relative to the Index in both cellular and non-cellular telecommunications. We reduced the Fund’s energy holdings and, based on our evaluation of potential risks, took a neutral position in the sector. In addition, we moved the Fund from an overweight to a neutral position in non-cable media, and we increased its overweight position in the cable media sector. We also increased the Fund’s allocations to the electric utilities and gaming and lodging sectors so that it was neutral and overweight, respectively, compared to the Index by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund maintained an overweight in the telecommunications sector broadly. In our view, non-cyclical demand and positive secular trends in data and bandwidth demand are likely to benefit cable and wireless companies. Also, potential regulatory reform could support merger and acquisition activity, which we believe would capture synergies and improve the structure of the telecommunications sector. The Fund was underweight the consumer non-cyclical sector at the end of the Reporting Period. Within the sector, it was underweight consumer products because of what we consider their poor relative value, and it was underweight supermarkets because of the increasing threat of online and big box retailers. In the consumer cyclicals sector, the Fund’s positioning reflected a meaningful underweight in retail and apparel, which we view as structurally challenged, as well as an overweight in gaming and lodging, which has continued to benefit from growing U.S. consumer spending on leisure-related experiences. Meanwhile, the Fund held a neutral position in

19

PORTFOLIO RESULTS

the energy sector, though it had an up-in-quality bias, an overweight in the oil field services industry and underweights in the exploration and production and refining industries. At the end of the Reporting Period, the Fund remained underweight B-rated securities that have a maturity of four to seven years, as this segment of the market has a large number of callable bonds that tend to be more sensitive to interest rate movements and are susceptible to extension risk, in our view. Extension risk, which is mainly the result of rising interest rates, is the risk an issuer could exercise its right to pay principal later than expected.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	High yield corporate bonds posted strong gains from the beginning of 2017 through the end of the Reporting Period. These results were supported, in our view, by solid global economic growth, with major economies expanding and experiencing upside data surprises, stable or improving corporate fundamentals, reduced risk of a sudden withdrawal of central bank support, low volatility, a continued decline in default rates, and a global search for yield. At the end of the Reporting Period, we remained fairly positive about the health of most companies as well as the economic cycle, and we did not see a catalyst that would drive spreads significantly wider in the near term. However, we planned to remain cautious and maintain the Fund’s modestly short market beta positioning because of what we consider unattractive valuations; spreads near their narrowest level in multiple years, which we believe leaves little room for further tightening; and the length of the current U.S. credit cycle. In addition, yields on high yield corporate bonds were below historical averages at the end of the Reporting Period, suggesting to us that investors are taking on more risk for lesser compensation. Given that the asset class experienced a bout of selling pressure during the summer of 2017 due to supply conditions, we believe investors may have concerns about the possibility of another selloff, especially given how much high yield corporate bonds have appreciated since the beginning of 2016. At the end of the Reporting Period, we believed meaningful overweights and underweights on both an industry and single-name basis as well as individual security selection — rather than risk exposure — were key to potentially outperforming the Index in the near term.

20

FUND BASICS

High Yield Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	3.00%	4.19%	3.92%	3.88%
Class C	2.63	4.19	3.36	3.32
Institutional	3.19	4.19	4.42	4.41
Service	2.93	4.19	3.92	3.91
Investor	3.14	4.19	4.36	4.32
Class R	2.89	4.19	3.86	3.82
Class R6	3.19	4.19	4.42	4.41

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.90%	4.18%	5.43%	6.07%	8/1/97
Class C	5.86	4.33	5.12	5.54	8/15/97
Institutional	8.06	5.46	6.26	6.69	8/1/97
Service	7.53	4.94	5.74	6.16	8/1/97
Investor	7.96	5.37	N/A	6.50	11/30/07
Class R	7.44	4.84	N/A	5.94	11/30/07
Class R6	8.07	N/A	N/A	5.63	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.05%	1.08%
Class C	1.80	1.83
Institutional	0.74	0.74
Service	1.24	1.24
Investor	0.80	0.83
Class R	1.30	1.33
Class R6	0.73	0.73

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

22

FUND BASICS

TOP TEN ISSUERS AS OF 9/30/17[6]
Company	% of Net Assets	Line of Business
MGM Resorts International (BB-/Ba3)	1.6%	Gaming
Goldman Sachs TreasuryAccess 0-1 Year	1.4	Exchange Traded Funds
ETF (NR/NR)
Sprint Corp. (B/B3)	0.9	Telecommunication Services
HCA, Inc. (BBB-/Ba1)	0.8	Healthcare Providers & Services
CCO Holdings LLC/CCO Holdings	0.7	Media
Capital Corp. (BB/B1)
Dynegy, Inc. (B+/B3)	0.7	Electrical
Telecom Italia Capital SA (BB+/Ba1)	0.7	Telecommunication Services
CSC Holdings LLC (BB/Ba1)	0.7	Media
Western Digital Corp. (BB+/Ba2)	0.6	Computers
Sirius XM Radio, Inc.	0.6	Media

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 9/30/17	as of 3/31/17
Media	12.2%	9.9%
Telecommunication Services	11.1	14.1
Oil Field Services	8.3	11.2
Banks	8.0	5.2
Healthcare Providers & Services	4.8	8.6
Pipelines	4.0	0.5
Mining	3.1	4.2
Gaming	3.1	4.5
Commercial Services	2.7	0.0
Real Estate Investment Trust	2.7	0.3
Other	40.2	38.4

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

23

PORTFOLIO RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor (formerly Class IR Shares) and R Shares generated cumulative total returns, without sales charges, of 1.49%, 1.11%, 1.76%, 1.61% and 1.37%, respectively. These returns compare to the 1.82% cumulative total return of the Credit Suisse Leveraged Loan Index (the “Index”) during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	The high yield loan market advanced during the second quarter of 2017 when the Reporting Period began. Reports of strong first calendar quarter corporate earnings and light primary market issuance supported the asset class during April and May 2017. In June, a decline in commodity prices and a pickup in interest rate volatility dampened investor sentiment. During the third quarter of 2017, high yield loans extended their gains. A sharp climb in crude oil prices and a strong earnings season drove price appreciation in July 2017, while a positive macro environment and optimism about the Republican leadership’s proposal for U.S. tax reform underpinned high yield loan prices during September. Performance in August 2017 was relatively flat.

For the Reporting Period overall, high yield loans generated positive returns. B-rated loans outperformed BB-rated loans, followed at some distance by CCC-rated loans. High yield loan spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) narrowed by 13 basis points, ending the Reporting Period at 432 basis points.[1] (A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $401 billion in new high yield loans were brought to market during the Reporting Period. As for demand, high yield loan mutual funds saw investment inflows of approximately $3.4 billion during the Reporting Period.[2]

The default rate for high yield loans remained below the historical average during the Reporting Period. Defaults were dominated by energy companies and metals and mining issuers. The trailing 12-month default rate through September 30, 2017 was 1.32%.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s overall credit quality positioning relative to the Index detracted from returns. Sector positioning and issue selection within the high yield loan market also hampered performance.

Q	Which segments of the high yield floating rate loan market significantly affected Fund performance during the Reporting Period?

A	The Fund’s overweight compared to the Index in CC-rated high yield loans detracted from performance during the Reporting Period. This was offset somewhat by the Fund’s underweight in BB-rated high yield loans; although BB-rated loans lagged the Index, they underperformed to a lesser degree than CC-rated loans. The Fund also benefited from its

[1]	Source: Credit Suisse.
[2]	Source: J.P. Morgan.

24

PORTFOLIO RESULTS

positioning in non-rated loans. An overweight in high yield loans issued by Canadian-domiciled companies hampered returns, but overweight positions in the high yield loans of European- and U.K.-domiciled companies bolstered results. The Fund’s cash holdings were a drag on performance, as high yield loans posted gains and spreads tightened.

In terms of sector positioning, the Fund’s overweight positions compared to the Index in non-cable media, food and drug retail, and energy hurt returns. An underweight in gaming and lodging also dampened performance. On the positive side, the Fund benefited from its underweight positions in the retail and apparel, consumer products and transportation sectors.

As for individual issue selection, the Fund was hindered by overweights in Catalina Marketing, a provider of digital media solutions; PetSmart, a retailer specializing in pet food and supplies; and Getty Images, a stock photo agency. Conversely, the Fund was helped by overweight positions in Intelsat, a communications satellite services provider, and U.S. Renal Care, which operates dialysis facilities. In addition, an underweight in oil and gas company Fieldwood Energy contributed positively to returns during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund to overweight positions relative to the Index in the energy, metals and mining, and capital goods sectors. We moved the Fund to underweight positions in the health care and auto sectors.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration or yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period. The Fund also employed interest rate swaps and U.S. Treasury futures as cost-efficient instruments to provide us with greater precision and versatility in the management of duration. Interest rate swaps were only utilized in the Fund for the purpose of hedging duration, as the Fund does not take active duration and yield curve positions. Additionally, a specialized index of credit default swaps (“CDX”) and standardized total return swap contracts on the Markit iBoxx USD Liquid Leveraged Loan Index (“iBoxx”) were used to manage the beta of the Fund on an active basis. CDX and/or iBoxx were also utilized as cost-efficient instruments to help manage the Fund’s cash position. We employ CDX and/or iBoxx contracts in order to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. Derivatives may be used in combination with cash securities to implement our views in the Fund. Overall, the use of derivatives had a negative impact on the Fund’s performance during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the technology, media and telecommunications sectors, with particular focus on non-cable media names and cellular telecommunications companies. The Fund was positioned selectively within the energy sector. It maintained overweights in food and drug retailers and in packaging companies. At the end of the Reporting Period, the Fund had underweight positions compared to the Index in the gaming and lodging, auto and retail sectors.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, global central banks were less hawkish in their tone than they had been earlier in the Reporting Period. Global economic growth and financial conditions looked healthy; volatility remained low; and interest rates were relatively stable. (Hawkish suggests higher interest rates; opposite of dovish.) That said, the Fund held a short market beta position (a broad underweight relative to the Index in riskier securities) at the end of the Reporting Period, as valuations were tight and yields were at multi-year lows; the U.S. credit cycle was in what we consider its late stages; and we saw continued uncertainty surrounding Fed policy and planned balance sheet reductions. In addition, commodity price volatility remained a source of concern, given it had a negative impact on the performance of high yield loans during the summer of 2017.

In our view, the operating backdrop for corporate credit overall was favorable at the end of the Reporting Period, despite the U.S. being in the late stages of the credit cycle. We plan to maintain our focus on individual issue selection.

25

PORTFOLIO RESULTS

In non-cable media, we expect to emphasize companies with what we consider fundamentally superior market positioning. In leisure and restaurants, we intend to concentrate on select companies with relatively few capital assets compared to its operations. The Fund is likely to remain underweight in the gaming and lodging sector because we believe business cycle risk has increased. We expect to maintain the Fund’s underweights in the auto and retail sectors, which we generally consider stressed, with select idiosyncratic holdings based on valuations. In addition, at end of the Reporting Period, we emphasized a combination of up-in-quality positioning in the Fund, complemented by idiosyncratic situations where we believed a lack of liquidity presented opportunity. Because of structural issues in the asset class, we continue to manage the Fund’s liquidity risk overall.

Effective October 27, 2017, after the end of the Reporting Period, Michael Chang no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. The portfolio managers for the Fund are Michael Goldstein and Jean Joseph.

26

FUND BASICS

High Yield Floating Rate Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Credit Suisse Leveraged Loan Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.49%	1.82%	3.61%	3.60%
Class C	1.11	1.82	2.95	2.93
Institutional	1.76	1.82	4.03	4.02
Investor	1.61	1.82	3.94	3.93
Class R	1.37	1.82	3.47	3.46

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Credit Suisse Leveraged Loan Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Since Inception	Inception Date
Class A	1.06%	2.64%	2.80%	3/31/11
Class C	1.54	2.34	2.39	3/31/11
Institutional	3.69	3.46	3.53	3/31/11
Investor	3.49	3.37	3.43	3/31/11
Class R	3.09	2.86	2.91	3/31/11

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

27

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.97%	0.99%
Class C	1.72	1.74
Institutional	0.63	0.65
Investor	0.72	0.74
Class R	1.22	1.24

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/17	as of 3/31/17
Health Care – Services	7.6%	6.4%
Technology – Software/Services	5.5	4.6
Wireless Telecommunications	4.9	4.2
Media – Non Cable	4.3	5.3
Services Cyclical – Consumer Services	4.2	2.5
Media – Broadcasting & Radio	4.1	4.2
Food & Beverages	3.4	3.2
Energy	3.3	3.9
Services Cyclical – Business Services	3.2	2.4
Media – Cable	3.0	4.3
Other	58.1	63.4

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

28

PORTFOLIO RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Investor (formerly Class IR Shares), Separate Account Institutional and R6 Shares generated cumulative total returns, without sales charges, of 3.80%, 3.98%, 3.93%, 3.98% and 3.98%, respectively. These returns compare to the 3.73% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	Investment grade corporate bonds outperformed U.S. Treasury securities during the Reporting Period overall.

In the second quarter of 2017, when the Reporting Period began, investment grade credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, tightened by 11 basis points to end the quarter at 109 basis points. (A basis point is 1/100th of a percentage point.) Investment grade corporate bonds were generally supported by reports of solid first quarter 2017 corporate earnings and ongoing improvements in global economic growth. However, a decline in crude oil prices weighed on energy-related credits. During the second calendar quarter, European investment grade corporate bonds outperformed U.K. investment grade bonds, which outpaced U.S. investment grade corporate bonds. During the third quarter of 2017, investment grade credit spreads tightened seven basis points to end the quarter at 102 basis points. A positive macro backdrop, stabilizing corporate fundamentals and a low volatility environment bolstered investment grade corporate bonds. U.S. investment grade corporate bonds outperformed both European and U.K. investment grade corporate bonds during the third calendar quarter.

Issuance moderated during the Reporting Period overall. U.S. new issuance was approximately $335 billion in the second quarter of 2017 versus $448 billion in the first calendar quarter, while European new issuance was approximately €148 billion versus €176 billion. In the third quarter of 2017, U.S. new issuance was approximately $360 billion, and European new issuance was approximately €96 billion. European new issuance includes U.K. new issuance.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from our cross-sector strategy. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. Individual issue selection in corporate credit also contributed positively. Conversely, the Fund’s duration positioning detracted from relative returns during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which segments of investment grade credit most significantly affected Fund performance?

A	Overweight positions relative to the Index in high yield corporate bonds and emerging markets sovereign debt added to the Fund’s performance. These gains were partially offset by underweight positions in emerging markets corporate debt and U.S. government agency debentures, which detracted.

29

[1]	Source: Barclays.

PORTFOLIO RESULTS

Individual issue selection within corporate credit enhanced relative returns. The Fund benefited from our preference for intermediate-term maturities and from an underweight in higher credit quality issues. Among investment grade corporate bonds, the Fund was helped by its holdings in the industrial, financial and utility sectors. These results were offset slightly by our decision to overweight pipeline names and underweight pharmaceutical companies, which dampened results. Within government/swaps, individual issue selection of government and agency debt added further to returns.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, our duration positioning strategy detracted from relative returns, driven by the Fund’s short duration position relative to that of the Index. Short-term yields rose in response to interest rate hikes by the Fed, but intermediate- and long-term yields fell due to political uncertainty, increased geopolitical risks and fewer positive economic surprises. In addition, soft inflation data during the first nine months of 2017 weighed on market expectations for further Fed rate hikes. The Fund’s duration strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund. During the Reporting Period, the Fund’s yield curve positioning strategy did not have a meaningful impact on performance. Yield curve indicates a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to express our views on the direction of a country’s interest rates. The Fund employed interest rate swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). In addition, the Fund used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”)). It utilized forward foreign currency exchange contracts to hedge currency exposure. Overall, the use of these derivatives had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Throughout the Reporting Period, we maintained a neutral position compared to the Index in investment grade corporate bonds. We increased the Fund’s modest exposure to high yield corporate bonds, which are not components of the Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	Relative to the Index, the Fund was overweight at the end of the Reporting Period in the technology, pharmaceuticals, banking and insurance, and pipeline sectors. It was underweight compared to the Index in the telecommunications and media sectors. It was overweight emerging markets sovereign debt and underweight emerging markets corporate debt at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was overweight corporate credit overall, with a neutral position in investment grade corporate bonds and a modest exposure to high yield corporate bonds. In our view, broad-based global economic growth, modest inflation, low volatility, improvement in corporate fundamentals and gradual monetary policy normalization in major economies has created a supportive backdrop for corporate bonds broadly. That said, we believe the U.S. is at a mature stage in the credit cycle, and we consider valuations extended, with credit spreads near their tightest levels in historical terms. At the end of the Reporting Period, this informed our cautious views at the sector level, and we were focusing instead on idiosyncratic security selection as a driver of potential returns.

30

PORTFOLIO RESULTS

Although tax reform was still under discussion in Washington, D.C. at the end of the Reporting Period, we believed it could potentially impact credit spreads. For example, the proposed repatriation of overseas cash and the partial elimination of net interest deductibility could result in reduced debt issuance in sectors with large overseas cash holdings, such as technology and pharmaceuticals. We saw potential value in banks and insurance companies, which we think can benefit from higher interest rates and a steeper U.S. Treasury yield curve. (A steeper yield curve is one wherein the difference in yields between longer-term and shorter-term maturities widens.) In addition, we had a constructive view on pipeline companies, specifically those with improving credit quality and low exposure to crude oil prices. We expect to maintain the Fund’s underweight in the telecommunications sector due to potential mergers and acquisitions activity, which would, in our view, be unfavorable for credit metrics. The Fund was also underweight the media sector at the end of the Reporting Period because of revenue weakness amid increased consolidation and shifting consumer preferences.

31

FUND BASICS

Investment Grade Credit Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	3.80%	3.73%	2.37%	2.30%
Institutional	3.98	3.73	2.81	2.73
Investor	3.93	3.73	2.71	2.64
Separate Account	3.98	3.73	2.80	2.73
Institutional Class R6	3.98	3.73	2.84	2.74

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.13%	2.24%	4.21%	4.17%	11/3/03
Institutional	2.08	3.35	4.95	4.83	11/3/03
Investor	1.99	3.28	N/A	4.48	7/29/11
Separate Account Institutional	2.08	3.38	4.98	4.86	11/3/03
Class R6	2.09	N/A	N/A	4.39	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Investor, Separate Account Institutional and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.81%
Institutional	0.39	0.47
Investor	0.48	0.56
Separate Account Institutional	0.39	0.47
Class R6	0.38	0.46

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

33

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 9/30/17	as of 3/31/17
Banks	18.2%	14.9%
Telecommunication Services	9.8	9.7
Pipelines	6.3	5.7
Oil Field Services	6.2	0.0
Electrical	5.9	6.0
Healthcare Providers & Services	5.3	2.4
Real Estate Investment Trust	5.2	6.0
Insurance	4.5	2.0
Pharmaceuticals	3.6	4.3
Beverages	3.5	5.8
Other	30.0	42.8

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

34

PORTFOLIO RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor (formerly Class IR Shares) Shares generated cumulative total returns, without sales charges, of 7.27%, 6.88%, 7.45% and 7.42%, respectively. These returns compare to the 7.30% cumulative total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	During the Reporting Period, local emerging markets debt recorded strong gains, supported by ongoing momentum in global economic growth, investors’ expectations for a gradual U.S. interest rate hiking cycle, little progress on U.S. protectionist policies and steady investment inflows.

Local emerging markets debt, as represented by the Index, posted a return of 7.30%, with approximately 2.56% due to changes in local interest rates and approximately 4.74% due to currency appreciation against the U.S. dollar. Among countries, on a total return basis, the top performers in the Index (in U.S. dollar terms1) during the Reporting Period were Peru (+11.15%), Indonesia (+11.01%) and Brazil (+8.85%). The weakest performing countries were Turkey (-4.53%), China (-2.29%) and Chile (-0.18%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its active currency positioning through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Individual issue selection among local emerging markets bonds added to relative returns. However, the Fund was hurt by certain positions in emerging markets currencies, external emerging markets bonds and local emerging markets debt. Our U.S. duration strategy also detracted modestly from relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which segments of local emerging markets debt most significantly affected Fund performance?

A	Within our currency selection, the Fund was helped by its long positions in the Czech koruna and Polish zloty (accomplished through the use of forward foreign currency exchange contracts). We consider the Czech koruna and Polish zloty proxies for broad European economic growth. In addition, a long position in the Mexican peso and an overweight relative to the Index in Mexican local interest rates contributed positively to relative performance. The Fund’s long position in the Mexican peso was based on our view that the currency was undervalued and also because we expect a turnaround in Mexico’s economy driven by a pickup in U.S. economic growth. The overweight in Mexican local interest rates was due to its central bank signaling a pause in its rate hiking cycle and saying it considers recent policy

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

35

PORTFOLIO RESULTS

actions sufficient to bring inflation close to its target during 2018. Also during the Reporting Period, an underweight in Czech Republic local interest rates bolstered the Fund’s returns. A broad overweight in corporate emerging markets debt added modestly to relative performance.

Conversely, the Fund was hurt by its short position in the euro (accomplished through the use of forward foreign currency exchange contracts), which we used to fund some of the Fund’s long positions in various other European currencies. The euro strengthened amid strong economic activity and the European Central Bank’s planned tapering of quantitative easing measures. An underweight position in Chinese external debt (implemented via credit default swaps) was a drag on performance amid positive economic data. We remained concerned about the high levels of debt in China. In terms of local interest rates, overweight positions in Brazil and Hong Kong detracted most from relative returns. Brazilian local bonds experienced bouts of volatility during the Reporting Period due primarily to political turmoil.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s U.S. duration positioning strategy detracted modestly from performance. More specifically, the Fund was hurt by its short duration position on the U.S. Treasury yield curve. The Fund’s U.S. yield curve positioning did not have a meaningful impact on relative performance during the Reporting Period. Yield curve indicates a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, total return swaps, cross-currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities. Structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, we used forward foreign currency exchange contracts to take long positions in the Czech koruna, Polish zloty and Mexican peso, which had a positive impact on the Fund’s performance. The use of forward foreign currency exchange contracts to take a short position in the euro had a negative impact on returns. In addition, during the Reporting Period, credit default swaps were employed to gain exposure to Chinese external debt, which detracted from returns during the Reporting Period. The use of other derivatives and similar instruments did not have a material impact on performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased exposure to South African, Russian and Mexican local interest rates, such that they became the Fund’s largest overweight positions compared to the Index. The central bank in South Africa kept its policy rate unchanged at 6.75% during September 2017, contrary to consensus expectations for a rate cut, and we think lower than expected inflation data may warrant monetary policy easing. In Russia, we believe its central bank has scope to ease interest rates given currently tight monetary and fiscal policies. As mentioned previously, Mexico’s central bank has signaled a pause in its rate hiking cycle and said it considers recent policy actions sufficient to bring inflation close to target during 2018.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

Within local interest rates, the Fund’s largest overweight positions compared to the Index were in South Africa, Russia and Mexico at the end of the Reporting Period. Its largest underweight positions were in the Czech Republic, Poland

36

PORTFOLIO RESULTS

and Turkey. Broadly speaking, the Fund was underweight versus the Index in local interest rates, and we were deploying capital into other pockets of the emerging markets where we saw value, such as external sovereign and quasi-sovereign government bonds as well as select emerging markets corporate bonds. Within external debt, the Fund was underweight China (accomplished through credit default swaps) at the end of the Reporting Period. On the margin, we continued to take active currency risk in a handful of countries, including the Czech Republic, Poland and Argentina.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to view emerging markets debt broadly as offering a high quality source of yield. That said, prices appeared to have reached fair value, driven mostly by low volatility, maturity of the asset class overall, moderate global economic growth and market expectations for monetary policy normalization by developed markets’ central banks.

Nevertheless, at the end of the Reporting Period, we believe valuations were less stretched than they were during the 2013 taper tantrum. (Taper tantrum refers to the way markets reacted when the Federal Reserve (the “Fed”) suggested it might begin tapering its quantitative easing program.) Emerging markets economies have seen significant improvement in their fundamentals, and, in our view, they are better positioned to withstand any negative impact from normalization in developed markets’ central bank monetary policies. South Africa, Turkey, Indonesia, India and Brazil — the five countries that in 2013 depended most on foreign investment to support their growth — generally have narrower account deficits and better foreign reserve coverage than they did in 2013. A recovery in oil prices due to oil production cuts is also providing support for commodity exporters.

Furthermore, while emerging markets debt has been sensitive in the past to risks associated with U.S. interest rates and deteriorating global trade, we find it hard to envisage a near-term decoupling of the asset class from strengthening U.S. and global economic growth, which are the main drivers of the Fed’s current interest rate hiking cycle. Overall, at the end of the Reporting Period, we anticipated higher U.S. interest rates wherein Fed policymakers will likely have to balance their interest rate targets with planned balance sheet reductions. We note that the Fed factors in the possible impact of its policy decisions on global financial conditions. If the Fed continues to clearly communicate its intentions, emerging markets debt overall should be able to adjust to future interest rate increases, we believe.

In this environment, we think identifying investments that offer attractive risk-adjusted returns remains paramount. At the end of the Reporting Period, we favored countries with prudent fiscal management (where currencies have adjusted for lower oil prices) and/or idiosyncratic opportunities where valuations offer a strong potential risk/reward profile, in our view. We plan to closely monitor the evolution of U.S. foreign trade and fiscal policy. In addition, we remain vigilant about any sharp downturn in the Chinese business cycle.

37

FUND BASICS

Local Emerging Markets Debt Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI-EMSM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	7.27%	7.30%	5.24%	5.04%
Class C	6.88	7.30	4.73	4.52
Institutional	7.45	7.30	5.80	5.63
Investor	7.42	7.30	5.75	5.54

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Year	Since Inception	Inception Date
Class A	3.24%	-2.82%	0.81%	2/15/08
Class C	5.97	-2.70	0.52	2/15/08
Institutional	7.98	-1.65	1.60	2/15/08
Investor	8.09	-1.73	0.93	7/30/10

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Investor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.22%	1.36%
Class C	1.97	2.11
Institutional	0.92	1.02
Investor	0.97	1.11

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/17	as of 3/31/17
South Africa	10.5%	5.9%
Brazil	9.4	11.6
Russia	7.7	4.9
Indonesia	7.5	8.3
Colombia	7.5	10.1
Argentina	5.6	3.9
Poland	5.6	10.0
Thailand	5.4	4.8
Hungary	5.1	3.9
Malaysia	4.8	4.5
Other	19.9	20.1

[6]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investment companies of 4.9% as of 9/30/17 and 1.9% as of 3/31/17. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

39

PORTFOLIO RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2017 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Investor (formerly Class IR Shares), Separate Account Institutional and R6 Shares generated cumulative total returns, without sales charges, of 1.33%, 1.50%, 1.46%, 1.50% and 1.51%, respectively. These returns compare to the 1.84% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	During the second quarter of 2017 when the Reporting Period began, agency mortgage-backed securities slightly underperformed duration-equivalent U.S. Treasury securities. The Federal Reserve (the “Fed”) signaled it would begin reducing its holdings of agency mortgage-backed securities and U.S. Treasury securities later in 2017. The Fed’s action was expected to increase the market’s supply of agency mortgage-backed securities, leading to their underperformance. During the third quarter of 2017, agency mortgage-backed securities outperformed duration-equivalent U.S. Treasury securities due to low volatility and a sell-off in the U.S. Treasury market. Firm demand, particularly from real estate investment trusts, also supported agency mortgage-backed securities. At its September 2017 policy meeting, the Fed formally announced its intention to decrease the reinvestment of the principal payments on its holdings of agency mortgage-backed securities and U.S. Treasuries. Investor reaction was relatively muted given how much guidance it had received from the Fed earlier in 2017. At the end of the Reporting Period, most observers expected the Fed’s holdings of agency mortgage-backed securities to decline by up to $12 billion by the end of the calendar year and by a further $160 billion in 2018. For the Reporting Period overall, agency mortgage-backed securities generated positive returns.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our duration strategy detracted from the Fund’s relative returns. The duration strategy is implemented via bonds as well as interest rate swaps and/ or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. In addition, the Fund was hampered by our cross-sector strategy. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Individual issue selection overall also detracted from relative results.

Q	Which segments of the U.S. mortgage-backed securities sector most significantly affected Fund performance?

A

The Fund’s underweight position relative to the Index in agency mortgage-backed securities detracted from performance during the Reporting Period. Most of the underperformance occurred during September 2017 when strong demand for agency mortgage-backed securities drove spreads (yield differentials versus duration-equivalent U.S. Treasuries) tighter. The Fund was also hurt by its underweight in commercial mortgage-backed securities (“CMBS”), as CMBS benefited from low volatility and a generally positive environment for spread, or non-government bond, sectors. In addition, an overweight in higher-coupon agency mortgage-backed securities dampened relative returns amid lower mortgage interest rates, a flatter yield curve and subdued interest rate volatility. (A flatter yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows. Yield curve

40

PORTFOLIO RESULTS

is a spectrum of maturities.) Offsetting these results somewhat was the Fund’s overweight positions in asset-backed securities (“ABS”), specifically Federal Family Education Loan Program (“FFELP”) student loan ABS, and collateralized loan obligations (“CLOs”), which contributed positively.

Individual issue selection in the government/swaps sector detracted from relative performance. The Fund was also hindered by selection of mortgage-backed securities and CMBS within the securitized sector. This was largely offset by individual issue selection of ABS and, to a lesser extent, CLOs, which boosted relative results.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy detracted from performance during the Reporting Period. For most of the Reporting Period, the Fund held a short duration position on the U.S. Treasury yield curve, which hurt results during the third quarter of 2017 when the front, or short-term, end of the curve rose in anticipation of further Fed rate hikes. In contrast, longer-term yields fell. The 10-year U.S. Treasury yield dropped by approximately 20 basis points from July through August 2017 before retracing most of that decline during September. (A basis point is 1/100th of a percentage point.) Low government bond yields in developed markets outside of the U.S. as well as geopolitical tensions helped keep longer-term U.S. Treasury yields anchored overall. During the Reporting Period, the Fund’s yield curve positioning strategy did not have a meaningful impact on performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund used mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. It used interest only and inverse interest-only securities to manage the Fund’s exposure to agency mortgage-backed securities. The Fund utilized swaptions to hedge volatility and yield curve risks in the Fund and/or to express tactical views on rate markets. The Fund also employed index total return swaps to efficiently manage the Fund’s mortgage-backed securities exposure. Additionally, a specialized index of credit default swaps (“CMBX”) was used to manage the CMBS beta of the Fund on an active basis and to hedge the Fund’s CMBS exposure. The use of these derivatives and similar instruments had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s underweight position in agency mortgage-backed securities.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Index in agency pass-through mortgage securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.) The Fund was also underweight CMBS given that we think the U.S. is in the late stage of the credit cycle. In addition, at the end of the Reporting Period, the Fund was overweight CLOs because we believe they offered an attractive yield pick-up versus other segments of the mortgage-backed securities sector. Lastly, the Fund was overweight ABS. More specifically, it held positions in FFELP student loan ABS, which are not represented in the Index, because of what we consider their strong credit protection and attractive yields. (Credit protection in this context means the issuer assumes the risk of loss in the event of a default or other credit event.)

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we expected agency mortgage-backed securities’ spreads to widen as the Fed tapers the reinvestment of principal payments on its holdings of agency mortgage-backed securities. In our view, the impact may be muted through the end of 2017 but is likely to be greater in 2018. In addition, we believe there is potential for increased interest rate volatility as the Fed reduces the overall size of its balance sheet. We also believe that in 2018, the combination of Fed tapering and a strong U.S. housing market could boost the net supply of agency mortgage-backed

41

PORTFOLIO RESULTS

securities to more than $400 billion, the highest level since 2008.

Within agency mortgage-backed securities at the end of the Reporting Period, we maintained the Fund’s underweight in securities lower in the coupon stack (i.e., securities with different coupons) and its overweight in securities higher in the coupon stack, specifically Ginnie Mae (Government National Mortgage Association or “GNMA”) mortgage-backed securities. As for FFELP student loan ABS, at the end of the Reporting Period, we believed they continued to offer attractive spreads with strong credit protection and therefore considered them among the more compelling investment opportunities in the securitized sector at the end of the Reporting Period. We also maintained a positive view of CLOs and residential mortgage-backed securities, particularly legacy non-agency mortgage-backed securities (in general, those issued before the 2008-2009 financial crisis) given that they continued to benefit from low supply and improving collateral performance. At the end of the Reporting Period, we planned to maintain the Fund’s underweight in CMBS because of headwinds from negative retail sector data as well as late credit cycle dynamics.

42

FUND BASICS

U.S. Mortgages Fund

as of September 30, 2017

PERFORMANCE REVIEW
April 1, 2017– September 30, 2017	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.33%	1.84%	0.88%	0.80%
Institutional	1.50	1.84	1.26	1.18
Investor	1.46	1.84	1.16	1.08
Separate Account Institutional	1.50	1.84	1.26	1.18
Class R6	1.51	1.84	1.27	1.18

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

43

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/17	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.96%	1.08%	3.15%	3.41%	11/3/03
Institutional	0.05	2.18	3.90	4.08	11/3/03
Investor	-0.05	2.10	N/A	2.87	7/29/11
Separate Account Institutional	0.14	2.20	3.90	4.09	11/3/03
Class R6	0.16	N/A	N/A	1.94	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Investor, Separate Account Institutional and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	0.90%
Institutional	0.45	0.56
Investor	0.54	0.65
Separate Account Institutional	0.45	0.56
Class R6	0.44	0.55

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

44

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

45

INDEX DEFINITIONS

Index Definitions

The Markit iBoxx USD Liquid Leveraged Loan Index is composed of approximately 100 of the most liquid, tradable leveraged loans.

CDX is an index based on a basket of North American single-name high yield credit default swaps.

46

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 53.9%
Argentina – 3.8%
	City of Buenos Aires Argentina (NR/B3) (Argentina Deposit Rates + 3.250%)(e)
ARS	2,070,000	23.770%		03/29/24	$117,153
	Provincia de Buenos Aires (NR/B3) (Argentina Deposit Rates + 3.830%)(e)
	580,000	24.500		05/31/22	33,632
	Republic of Argentina (NR/NR) (Argentina Deposit Rates + 2.000%)(e)
	7,475,000	26.250		06/21/20	453,772
	360,000	22.548		04/03/22	20,535
	Republic of Argentina (NR/B3)
	70,000	15.500		10/17/26	4,300
	Republic of Argentina (B/NR)
	(Argentina Deposit Rates + 2.500%)(e)
	50,000	22.710		03/11/19	2,909
	(Argentina Deposit Rates + 3.250%)(e)
	25,000	23.338		03/01/20	1,482
EUR	27,522	7.820		12/31/33	35,903
	Republic of Argentina (B/B3)
	$50,000	6.875		01/26/27	54,025
EUR	27,522	7.820		12/31/33	36,269
	10,000	2.260	(a)	12/31/38	8,067
	$190,000	2.500	(a)	12/31/38	134,425

					902,472

Brazil – 2.9%
	Brazil Letras do Tesouro Nacional (NR/NR)(b)
BRL	59,000	0.000		10/01/19	16,002
	Brazil Notas do Tesouro Nacional (BB/Ba2)
	403,000	10.000		01/01/25	130,578
	1,476,000	10.000		01/01/27	474,766
	195,459	6.000		08/15/50	69,461

					690,807

Bulgaria – 0.5%
	Republic of Bulgaria (BB+/Baa2)
EUR	100,000	3.125		03/26/35	126,463

Chile – 1.4%
	Bonos de la Tesoreria de la Republica en Pesos (NR/NR)
CLP	25,000,000	5.000		03/01/35	39,638
	Bonos de la Tesoreria de la Republica en Pesos (NR/Aa3)
	65,000,000	4.500		03/01/21	104,222
	35,000,000	4.500		03/01/26	55,093
	Republic of Chile (A+/Aa3)
	83,500,000	5.500		08/05/20	138,169

					337,122

Colombia – 4.6%
	Republic of Colombia (NR/NR)
COP	149,600,000	7.000		06/30/32	50,920
	Republic of Colombia (NR/Baa2)(c)
	192,000,000	4.375		03/21/23	61,823
	Republic of Colombia (BBB/Baa2)
	212,000,000	7.750		04/14/21	77,361
	$200,000	3.875	(c)	04/25/27	203,100

Sovereign Debt Obligations – (continued)
Colombia – (continued)
	Republic of Colombia (BBB+/Baa2)
COP	63,700,000	5.000		11/21/18	21,672
	959,415,912	3.500		03/10/21	336,346
	241,200,000	10.000		07/24/24	98,528
	641,600,000	7.500		08/26/26	231,968

					1,081,718

Dominican Republic – 0.7%
	Dominican Republic (NR/NR)
DOP	400,000	11.375		07/06/29	8,718
	Dominican Republic (BB-/Ba3)
	$100,000	6.850		01/27/45	111,500
	Dominican Republic Central Bank Notes (NR/NR)(d)
DOP	1,910,000	11.000		09/15/23	41,170

					161,388

Ecuador – 0.8%
	Ecuador Government International Bond (B-/NR)
	$200,000	7.950		06/20/24	197,000

El Salvador – 0.5%
	El Salvador Government International Bond (CCC+/Caa1)
	20,000	7.750		01/24/23	21,450
	71,000	5.875		01/30/25	69,491
	30,000	6.375		01/18/27	29,625

					120,566

Guatemala – 0.9%
	Republic of Guatemala (BB/Ba1)
	200,000	5.750		06/06/22	217,750

Hungary – 1.9%
	Hungary Government Bond (NR/NR)
HUF	32,640,000	2.750		12/22/26	126,181
	Hungary Government Bond (BBB-/NR)
	71,450,000	3.000		06/26/24	289,301
	4,350,000	5.500		06/24/25	20,261

					435,743

Indonesia – 2.1%
	Perusahaan Penerbit SBSN (BBB-/Baa3)
	$210,000	4.325		05/28/25	220,414
	Republic of Indonesia (BBB-/Baa3)
	200,000	6.750		01/15/44	267,448

					487,862

Malaysia – 1.8%
	Malaysia Government Bond (NR/NR)
MYR	410,000	4.245		09/30/30	94,716
	Malaysia Government Bond (NR/A3)
	50,000	3.580		09/28/18	11,888
	10,000	3.759		03/15/19	2,388
	50,000	5.734		07/30/19	12,353
	Malaysia Government Bond (NR/A3)
	40,000	4.378		11/29/19	9,673
	Malaysia Government Bond (NR/A3)
	160,000	3.418		08/15/22	37,429
	150,000	3.480		03/15/23	34,985

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Malaysia – (continued)
	Malaysia Government Bond (NR/A3) (continued)
MYR	120,000	3.800%		08/17/23	$28,342
	150,000	3.955		09/15/25	35,551
	320,000	4.498		04/15/30	76,895
	80,000	4.254		05/31/35	18,348
	Malaysia Government Investment Issue (NR/NR)
	20,000	3.872		08/30/18	4,766
	110,000	4.045		08/15/24	26,072
	70,000	4.786		10/31/35	16,681

					410,087

Mexico – 5.0%
	United Mexican States (NR/A3)
MXN	86,100	8.000		11/07/47	5,152
	United Mexican States (A/A3)
	21,260,100	6.500		06/09/22	1,156,301

					1,161,453

Nigeria – 0.5%
	Republic of Nigeria (B/(P)B1)
	$110,000	5.625		06/27/22	112,612

Panama – 0.1%
	Panama Notas del Tesoro (BBB/NR)
	30,000	4.875		02/05/21	32,509

Paraguay(d) – 0.9%
	Republic of Paraguay (BB/Ba1)
	200,000	5.000		04/15/26	213,750

Peru – 2.3%
	Republic of Peru (NR/NR)
PEN	15,000	5.200		09/12/23	4,779
	91,000	6.714		02/12/55	29,155
	Republic of Peru (NR/A3)
	420,000	6.150	(d)	08/12/32	134,914
	403,000	6.850		02/12/42	133,254
	Republic of Peru (A-/A3)
	171,000	5.700		08/12/24	55,640
	231,000	6.950		08/12/31	79,501
	272,000	6.900		08/12/37	92,100

					529,343

Poland – 1.5%
	Poland Government Bond (A-/A2)
PLN	1,370,000	2.500		07/25/27	348,455

Romania – 1.0%
	Republic of Romania (NR/NR)
RON	280,000	5.850		04/26/23	81,574
	160,000	3.250		04/29/24	40,317
	30,000	4.750		02/24/25	8,197
	240,000	5.800		07/26/27	69,965
	Republic of Romania (BBB-/Baa3)
EUR	20,000	3.875		10/29/35	25,027

					225,080

Sovereign Debt Obligations – (continued)
Russia – 5.6%
	Russian Federation Bond (NR/NR)
RUB	10,470,000	7.750		09/16/26	185,000
	29,260,000	8.500		09/17/31	547,837
	20,390,000	7.700		03/23/33	353,619
	Russian Federation Bond (BB+/Ba1)
	$200,000	4.875		09/16/23	217,800

					1,304,256

South Africa – 7.8%
	Republic of South Africa (NR/Baa3)
	200,000	4.850		09/27/27	198,000
	Republic of South Africa (BB+/Baa3)
	220,000	4.300		10/12/28	207,075
	Republic of South Africa (BBB-/Baa3)
ZAR	400,000	8.000		01/31/30	27,128
	5,700,000	8.250		03/31/32	384,840
	3,938,000	8.875		02/28/35	274,829
	970,000	6.250		03/31/36	51,619
	8,450,000	8.500		01/31/37	561,874
	1,680,000	9.000		01/31/40	115,436
	120,000	8.750		01/31/44	8,007
	60,000	8.750		02/28/48	4,008

					1,832,816

Sri Lanka(d) – 0.9%
	Republic of Sri Lanka (B+/B1)
	$200,000	6.825		07/18/26	219,368

Thailand – 3.3%
	Thailand Government Bond (NR/Baa1)
THB	10,120,380	1.250		03/12/28	291,879
	Thailand Government Bond (A-/Baa1)
	6,726,195	1.200		07/14/21	199,972
	2,100,000	3.625		06/16/23	68,874
	6,400,000	3.650		06/20/31	212,268

					772,993

Turkey – 2.6%
	Republic of Turkey (NR/NR)
TRY	380,000	10.600		02/11/26	105,747
	Republic of Turkey (NR/Ba1)
	300,000	11.000		03/02/22	84,684
EUR	100,000	3.250		06/14/25	118,338
	$40,000	7.375		02/05/25	46,450
	110,000	6.875		03/17/36	124,025
	Turkey Government Bond (NR/NR)
TRY	260,000	8.000		03/12/25	62,775
	200,000	10.500		08/11/27	55,457

					597,476

Ukraine – 0.4%
	Ukraine Government Bond (B-/Caa2)
	$100,000	7.750		09/01/25	103,450

Uruguay – 0.1%
	Republic of Uruguay (NR/NR)(d)
UYU	450,000	8.500		03/15/28	16,006

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Uruguay – (continued)
	Republic of Uruguay (BBB/Baa2)
UYU	429,190	4.375%		12/15/28	$16,970

					32,976

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $12,060,692)				$12,655,515

Corporate Obligations – 32.3%
Argentina – 1.7%
	Arcor SAIC (NR/B1)(c)(d)
	$80,000	6.000%		07/06/23	$85,700
	Banco Macro SA (NR/B3)(d)
ARS	1,000,000	17.500		05/08/22	54,890
	Cablevision SA (NR/B3)(c)
	$70,000	6.500	(d)	06/15/21	74,638
	80,000	6.500		06/15/21	85,300
	IRSA Propiedades Comerciales SA (B/NR)(c)(d)
	10,000	8.750		03/23/23	11,225
	YPF SA (NR/B3)
	85,000	8.875		12/19/18	90,737

					402,490

Brazil(c)(e) – 0.8%
	Banco do Brasil SA (B-/NR) (10 year CMT + 4.398%)
	200,000	6.250		10/29/49	177,750

Canada – 0.5%
	First Quantum Minerals Ltd. (B-/B3)(c)(d)
	50,000	7.000		02/15/21	51,375
	Harvest Operations Corp. (CCC+/Caa2)
	70,000	6.875		10/01/17	70,000

					121,375

Chile – 0.9%
	Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	200,000	3.625		04/03/23	201,500

China(c) – 0.9%
	China Evergrande Group (B-/B3)
	$200,000	8.750		06/28/25	202,772

Colombia – 1.2%
	Banco de Bogota SA (BBB-/Baa2)(d)
	200,000	4.375		08/03/27	201,300
	Colombia Telecomunicaciones SA ESP (B+/NR)(e)
	71,000	8.500		03/30/49	75,349

					276,649

Dominican Republic(c)(d) – 0.9%
	Aeropuertos Dominicanos Siglo XXI SA (BB-/Ba3)
	200,000	6.750		03/30/29	215,500

Guatemala(d) – 1.1%
	Agromercantil Senior Trust (BB/NR)
	100,000	6.250		04/10/19	103,912
	Central American Bottling Corp. (BB/Ba2)(c)
	150,000	5.750		01/31/27	158,625

262,537

Corporate Obligations – (continued)
Ireland – 1.6%
	Credit Bank of Moscow Via CBOM Finance PLC (NR/NR) (5 year USD Swap + 5.416%)(c)(e)
	200,000	7.500		10/05/27	169,300
	Phosagro OAO via Phosagro Bond Funding DAC (BBB-/Ba1)(d)
	200,000	3.950		11/03/21	203,000

	372,300

Israel(d) – 0.3%
	Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)
	80,000	3.839		12/30/18	81,400

Japan(c)(d)(f) – 1.1%
	Universal Entertainment Corp. (NR/NR)
	252,909	8.500		08/24/20	260,345

Kazakhstan – 0.8%
	KazMunayGas National Co. JSC (BB/Baa3)
	190,000	9.125		07/02/18	198,740

Luxembourg – 3.6%
	Altice Financing SA (BB-/B1)(c)(d)
EUR	100,000	5.250		02/15/23	124,268
	Gazprom OAO Via Gaz Capital SA (BB+/Ba1)(g)
	$100,000	9.250		04/23/19	109,250
	Millicom International Cellular SA (NR/Ba2)(c)(d)
	200,000	5.125		01/15/28	202,200
	Severstal OAO Via Steel Capital SA (BBB-/Ba1)
	100,000	6.700		10/25/17	100,300
	Wind Acquisition Finance SA (BB/Ba3)(c)(d)
EUR	110,000	4.000		07/15/20	131,439
	Wind Acquisition Finance SA (B/B3)(c)
	140,000	7.000		04/23/21	172,020

					839,477

Mauritius(c)(d) – 0.8%
	Greenko Investment Co. (B+/NR)
	$200,000	4.875		08/16/23	197,916

Mexico – 2.1%
	Gruma SAB de CV (BBB/NR)(c)
	200,000	4.875		12/01/24	216,750
	Petroleos Mexicanos (BBB+/Baa3)
	10,000	3.500		07/23/20	10,210
	80,000	6.375		02/04/21	87,420
	10,000	5.375	(d)	03/13/22	10,669
	120,000	6.875		08/04/26	136,488
	10,000	6.500	(d)	03/13/27	11,082
	20,000	6.750	(d)	09/21/47	21,288

					493,907

Mongolia(c) – 0.6%
	Energy Resources LLC (NR/NR)
	124,111	8.000		09/30/22	124,569
	45,135	0.000	(f)(h)	10/01/99	22,342

					146,911

Netherlands – 2.3%
	Digi Communications NV (BB-/B1)(c)(d)
EUR	100,000	5.000		10/15/23	125,538

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Netherlands – (continued)
	Metinvest BV (NR/NR)(f)
	$70,072	9.373%		12/31/21	$70,773
	Petrobras Global Finance BV (BB-/B1)
	20,000	6.125		01/17/22	21,471
	251,000	5.999	(d)	01/27/28	251,000
	Teva Pharmaceutical Finance Netherlands III BV (BBB-/Baa3)
	20,000	2.800		07/21/23	19,076
	60,000	3.150		10/01/26	55,302

					543,160

Paraguay – 1.6%
	Banco Regional SAECA (BB/Ba1)(d)
	150,000	8.125		01/24/19	158,248
	Telefonica Celular del Paraguay SA (NR/Ba3)(c)
	200,000	6.750		12/13/22	208,000

					366,248

Peru – 3.0%
	Abengoa Transmision Sur SA (BBB/NR)(d)
	199,240	6.875		04/30/43	218,842
	Corp. Lindley SA (BBB/NR)
	290,000	6.750		11/23/21	322,171
	150,000	4.625		04/12/23	154,549

					695,562

Qatar – 1.2%
	Ras Laffan Liquefied Natural Gas Co. Ltd. III (A/A1)
	250,000	6.332		09/30/27	288,750

Singapore(c)(d) – 0.9%
	Geo Coal International Pte Ltd. (B/B2)
	200,000	8.000		10/04/22	200,000

Turkey – 1.7%
	Anadolu Efes Biracilik Ve Malt Sanayii AS (BBB-/Baa3)
	200,000	3.375		11/01/22	195,500
	Global Liman Isletmeleri (NR/B1)(c)
	200,000	8.125		11/14/21	207,250

					402,750

United States(c) – 1.7%
	CEMEX Finance LLC (BB/NR)
EUR	120,000	4.625		06/15/24	154,061
	Digicel Ltd. (NR/B1)(d)
	$240,000	6.000		04/15/21	235,173

					389,234

Venezuela – 1.0%
	Petroleos de Venezuela SA (NR/NR)
	390,000	6.000		10/28/22	111,540
	Petroleos de Venezuela SA (CCC-/NR)
	300,000	6.000		05/16/24	91,200
	70,000	6.000		11/15/26	21,245
	30,000	5.375		04/12/27	9,000

					232,985

	TOTAL CORPORATE OBLIGATIONS
	(Cost $7,335,263)				$7,570,258

Shares		Description			Value
Common Stock(h) – 0.0%
Mongolia
	103,055	Mongolian Mining Corp.
	(Cost $2,992)				$2,680

Principal Amount		Interest Rate		Maturity Date	Value
Structured Notes – 6.6%
Egypt – 2.2%
	Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)
	$5,000,000	0.000	%(b)	02/08/18	$266,173
	5,000,000	0.000	(b)(d)	05/10/18	254,297

					520,470

Indonesia(d) – 4.4%
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
IDR	2,848,000,000	7.000		05/17/22	217,913
	2,498,000,000	9.000		03/19/29	215,415
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	1,770,000,000	8.375		03/19/24	144,390
	2,136,000,000	9.000		03/19/29	184,198
	3,000,000,000	8.750		05/19/31	256,255

	1,018,171

	TOTAL STRUCTURED NOTES
	(Cost $1,413,549)				$1,538,641

Municipal Debt Obligations(c)(h) – 0.6%
Puerto Rico – 0.6%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CC/Ca)
	$5,000	6.000%		07/01/44	$3,763
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CC/Ca)
	5,000	5.125		07/01/37	3,575
	5,000	5.250		07/01/42	3,575
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (CC/Ca)
	5,000	5.000		07/01/33	3,575
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (D/Ca)
	20,000	5.500		07/01/32	9,225
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (D/Ca)
	70,000	5.625		07/01/32	32,375
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Ca)
	15,000	5.500		07/01/26	7,013
	20,000	5.500		07/01/39	9,350
	25,000	5.000		07/01/41	11,344
	Puerto Rico Commonwealth GO Bonds Series 2008 A (D/Ca)
	15,000	5.375		07/01/33	6,900

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(c)(h) – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (D/Ca)
$15,000	5.500%	08/01/37	$3,113
55,000	5.375	08/01/39	11,412
35,000	5.500	08/01/42	7,262
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (D/Ca)
5,000	5.000	08/01/35	1,038
10,000	6.000	08/01/39	2,075
20,000	5.250	08/01/41	4,150
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (D/Ca)
75,000	5.000	08/01/43	15,562
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (D/Ca)
45,000	5.500	08/01/28	9,337
35,000	6.125	08/01/29	7,262

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $324,179)			$151,906

Shares	Distribution Rate	Value
Investment Company(i) – 2.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
624,792	0.927%	$624,792
(Cost $624,792)

TOTAL INVESTMENTS – 96.1%
(Cost $21,761,467)		$22,543,792

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.9%		925,388

NET ASSETS – 100.0%		$23,469,180

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2017.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,287,249, which represents approximately 22.5% of net assets as of September 30, 2017.
(e)	Variable rate security. Interest rate disclosed is that which is in effect on September 30, 2017.
(f)	Pay-in-kind securities.

(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2017.
(h)	Security is currently in default and/or non-income producing.
(i)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
GO	—General Obligation
LLC	—Limited Liability Company
NR	—Not Rated
PLC	—Public Limited Company
PRIBOR	—Prague Interbank Offered Rate
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	844,162	USD	48,000	$48,624	10/05/17	$625
	ARS	1,396,299	USD	79,122	80,196	10/10/17	1,075
	ARS	400,248	USD	22,911	22,975	10/11/17	64
	ARS	203,896	USD	11,661	11,697	10/12/17	36
	ARS	980,199	USD	55,810	55,817	10/25/17	6
	ARS	757,833	USD	42,335	43,032	10/30/17	697
	ARS	800,308	USD	44,895	45,394	11/02/17	499
	ARS	983,710	USD	55,420	55,614	11/08/17	193
	ARS	305,520	USD	17,183	17,225	11/13/17	42
	ARS	699,067	USD	39,229	39,328	11/17/17	99
	BRL	2,381,846	USD	747,282	751,711	10/03/17	4,430
	BRL	3,986,622	USD	1,243,518	1,252,774	11/03/17	9,256
	CNH	1,575,301	USD	235,245	235,850	12/20/17	606
	CZK	4,536,705	EUR	170,346	206,406	10/03/17	5,041
	CZK	2,937,066	EUR	110,000	133,886	11/09/17	3,599
	CZK	9,123,512	EUR	341,054	416,169	11/21/17	11,951
	CZK	6,939,742	EUR	264,138	316,573	11/22/17	3,500
	CZK	50,348,850	EUR	1,935,200	2,303,070	12/20/17	5,292
	CZK	15,890,628	EUR	595,797	727,838	01/03/18	19,819
	EGP	584,151	USD	30,584	32,564	11/29/17	1,980
	EGP	525,087	USD	25,614	28,837	01/24/18	3,223
	EUR	52,000	HUF	16,122,954	61,743	12/20/17	356
	EUR	73,249	PLN	314,596	86,972	12/20/17	738
	EUR	61,167	USD	72,383	72,628	12/20/17	245
	HKD	1,291,989	USD	165,365	165,406	10/03/17	41
	HKD	1,230,307	USD	158,000	158,133	03/27/18	133
	IDR	1,700,932,895	USD	125,112	125,926	11/02/17	815
	IDR	2,480,030,556	USD	181,687	182,626	12/20/17	939
	INR	2,430,833	USD	37,000	37,032	11/03/17	32
	KRW	66,123,608	USD	57,750	57,754	10/12/17	4
	PHP	5,094,612	USD	99,430	100,070	10/10/17	640
	PHP	3,118,262	USD	61,059	61,212	10/19/17	154
	PHP	12,442,523	USD	242,592	243,799	11/14/17	1,207
	PLN	225,255	EUR	52,000	61,745	12/20/17	2
	PLN	167,347	HUF	12,001,573	45,872	12/20/17	177
	RUB	8,953,924	USD	147,974	154,948	10/13/17	6,974
	RUB	20,274,692	USD	345,000	347,015	12/14/17	2,015
	SGD	33,921	USD	25,000	25,030	12/20/17	30
	TRY	447,345	USD	122,117	122,620	12/20/17	503
	TWD	3,642,914	USD	119,319	119,989	10/20/17	670
	TWD	2,345,397	USD	77,165	77,275	10/26/17	110
	USD	48,655	ARS	844,162	48,624	10/05/17	31
	USD	184,000	BRL	579,793	182,983	10/03/17	1,017
	USD	29,383	BRL	93,422	29,357	11/03/17	25
	USD	61,000	CLP	37,690,253	58,874	10/12/17	2,126
	USD	61,315	CLP	38,369,633	59,930	10/16/17	1,385
	USD	117,700	CLP	74,227,350	115,855	11/16/17	1,845
	USD	407,037	CNH	2,704,790	404,956	12/20/17	2,082

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	61,000	COP	178,340,210	$60,524	10/25/17	$476
	USD	163,860	EUR	136,280	161,813	12/20/17	2,047
	USD	268,733	HKD	2,082,034	266,551	10/03/17	2,182
	USD	312,169	HKD	2,424,684	310,476	10/10/17	1,693
	USD	719,239	HKD	5,564,064	715,153	03/27/18	4,086
	USD	239,000	HKD	1,851,333	238,133	05/11/18	867
	USD	307,000	HKD	2,381,747	306,891	09/19/18	109
	USD	139,343	IDR	1,842,817,183	136,697	10/10/17	2,646
	USD	260,603	IDR	3,492,778,572	258,954	10/16/17	1,651
	USD	184,000	IDR	2,445,032,480	181,242	10/18/17	2,758
	USD	59,790	INR	3,907,294	59,752	10/05/17	38
	USD	132,639	INR	8,494,576	129,795	10/10/17	2,844
	USD	506,553	INR	32,543,497	496,728	10/18/17	9,824
	USD	121,928	INR	7,919,723	120,771	10/25/17	1,157
	USD	186,221	KRW	212,385,132	185,451	10/02/17	770
	USD	390,771	KRW	446,037,577	389,576	10/10/17	1,194
	USD	243,950	KRW	275,884,901	240,966	10/12/17	2,984
	USD	85,399	KRW	96,775,559	84,533	10/25/17	866
	USD	52,467	KRW	59,169,054	51,698	11/22/17	769
	USD	542,786	MXN	9,799,272	531,184	12/20/17	11,602
	USD	72,348	PEN	233,821	71,601	10/10/17	747
	USD	32,505	PEN	106,000	32,361	12/14/17	144
	USD	54,112	PHP	2,752,047	54,057	10/10/17	55
	USD	123,000	PHP	6,242,826	122,490	10/26/17	510
	USD	25,000	PHP	1,272,360	24,954	11/02/17	46
	USD	167,097	RUB	9,706,912	166,140	12/14/17	956
	USD	361,797	SGD	486,038	358,642	12/20/17	3,155
	USD	61,000	THB	2,032,677	60,954	10/11/17	46
	USD	456,844	TRY	1,640,769	449,745	12/20/17	7,099
	USD	156,273	TWD	4,667,970	153,855	10/02/17	2,418
	USD	25,000	TWD	749,625	24,690	10/19/17	310
	USD	1,175,828	TWD	35,407,452	1,166,233	10/20/17	9,595
	USD	327,008	TWD	9,852,296	324,558	10/23/17	2,449
	USD	200,279	TWD	6,049,436	199,313	10/26/17	967
	USD	28,365	TWD	859,769	28,333	10/31/17	32
	USD	243,772	ZAR	3,318,947	241,965	12/20/17	1,807
	ZAR	2,515,701	USD	183,000	183,405	12/20/17	405
TOTAL							$177,633

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	ARS	844,162	USD	47,923	$47,855	11/03/17	$(68)
	ARS	250,620	USD	14,058	14,046	11/24/17	(12)
	BRL	1,989,100	USD	633,755	627,761	10/03/17	(5,994)
	BRL	62,109	USD	19,743	19,518	11/03/17	(225)
	CNH	2,350,828	USD	355,000	351,961	12/20/17	(3,039)
	CNY	777,340	USD	117,845	116,758	10/26/17	(1,087)
	CNY	854,352	USD	128,910	127,867	12/14/17	(1,043)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	COP	109,454,396	USD	37,630	$37,146	10/25/17	$(484)
	EUR	174,355	CZK	4,536,705	206,103	10/03/17	(303)
	EUR	311,234	CZK	8,337,644	368,875	11/21/17	(11,446)
	EUR	311,804	CZK	8,337,644	370,536	01/03/18	(11,354)
	EUR	121,521	USD	145,863	144,289	12/20/17	(1,574)
	HKD	790,046	USD	101,152	101,145	10/03/17	(7)
	HUF	16,196,544	EUR	52,000	61,667	12/20/17	(76)
	HUF	101,944,274	USD	399,629	388,144	12/20/17	(11,485)
	IDR	2,480,030,556	USD	185,349	184,046	10/05/17	(1,303)
	IDR	2,541,806,540	USD	190,494	188,547	10/10/17	(1,947)
	IDR	2,182,889,484	USD	162,619	161,838	10/16/17	(781)
	IDR	1,386,885,648	USD	103,974	102,734	10/26/17	(1,241)
	IDR	1,645,515,260	USD	122,000	121,849	10/31/17	(151)
	IDR	16,482,774,000	USD	1,223,665	1,218,470	11/16/17	(5,195)
	INR	3,907,294	USD	61,000	59,752	10/05/17	(1,248)
	INR	13,282,611	USD	206,627	202,955	10/10/17	(3,672)
	INR	45,647,186	USD	707,658	696,737	10/18/17	(10,921)
	INR	24,348,756	USD	373,849	371,303	10/25/17	(2,546)
	INR	24,588,649	USD	377,374	374,912	10/26/17	(2,462)
	INR	3,907,294	USD	59,567	59,525	11/03/17	(42)
	KRW	212,385,132	USD	188,947	185,451	10/02/17	(3,497)
	KRW	446,037,577	USD	395,703	389,576	10/10/17	(6,127)
	KRW	209,761,293	USD	185,639	183,211	10/12/17	(2,428)
	KRW	100,251,514	USD	87,955	87,565	10/18/17	(390)
	KRW	347,263,063	USD	305,920	303,332	10/25/17	(2,589)
	KRW	548,436,946	USD	480,307	479,191	11/22/17	(1,116)
	MXN	16,845,721	USD	933,098	913,146	12/20/17	(19,949)
	MYR	1,183,000	USD	281,868	279,865	12/08/17	(2,003)
	PEN	198,082	USD	61,000	60,667	10/05/17	(333)
	PEN	395,250	USD	122,000	121,033	10/10/17	(967)
	PLN	6,001,471	EUR	1,404,950	1,645,075	12/20/17	(23,105)
	PLN	2,365,887	USD	665,304	648,518	12/20/17	(16,786)
	RON	700,925	USD	182,248	180,263	12/20/17	(1,985)
	RUB	44,694,023	USD	767,279	764,968	12/14/17	(2,312)
	SGD	427,002	USD	317,374	315,080	12/20/17	(2,295)
	THB	2,017,148	USD	61,000	60,488	10/11/17	(512)
	THB	2,438,309	USD	73,401	73,126	10/19/17	(275)
	TRY	3,760,020	USD	1,063,356	1,030,645	12/20/17	(32,711)
	TWD	6,102,447	USD	203,212	201,135	10/02/17	(2,076)
	TWD	1,830,915	USD	61,000	60,299	10/05/17	(701)
	TWD	24,986,591	USD	826,178	822,997	10/20/17	(3,182)
	TWD	2,909,804	USD	96,681	95,856	10/23/17	(826)
	TWD	5,183,748	USD	171,272	170,790	10/26/17	(481)
	USD	131,541	ARS	2,360,233	135,560	10/10/17	(4,018)
	USD	1,187,332	BRL	3,791,152	1,196,489	10/03/17	(9,157)
	USD	61,000	BRL	195,384	61,398	11/03/17	(398)
	USD	27,052	CNH	181,180	27,126	12/20/17	(74)
	USD	149,121	CNY	996,455	149,495	11/10/17	(374)
	USD	49,000	COP	144,691,953	49,071	10/31/17	(71)
	USD	691,358	CZK	17,024,700	776,071	11/09/17	(84,712)
	USD	69,233	EUR	58,429	69,377	12/20/17	(143)

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	183,366	IDR	2,480,030,556	$184,046	10/05/17	$(679)
	USD	719,525	IDR	9,713,585,000	720,036	10/18/17	(511)
	USD	62,000	INR	4,070,641	62,066	10/26/17	(66)
	USD	150,242	INR	9,917,960	151,093	11/03/17	(853)
	USD	321,421	KRW	369,048,558	322,407	11/10/17	(986)
	USD	57,773	KRW	66,123,608	57,775	11/22/17	(2)
	USD	61,000	PHP	3,123,911	61,323	10/19/17	(323)
	USD	61,000	PHP	3,117,436	61,192	10/20/17	(192)
	USD	61,000	PHP	3,117,926	61,176	10/26/17	(176)
	USD	14,898	RON	58,094	14,941	12/20/17	(43)
	USD	36,103	RUB	2,189,874	37,907	10/12/17	(1,805)
	USD	284,683	RUB	17,431,259	301,649	10/13/17	(16,966)
	USD	419,558	RUB	24,704,468	422,834	12/14/17	(3,276)
	USD	296,999	SGD	404,485	298,464	12/20/17	(1,465)
	USD	59,927	TRY	219,068	60,048	12/20/17	(121)
	USD	47,280	TWD	1,434,478	47,280	10/02/17	—
	USD	60,168	TWD	1,830,915	60,299	10/05/17	(131)
	USD	374,969	TWD	11,450,440	377,149	10/20/17	(2,180)
	USD	121,783	TWD	3,705,048	122,095	10/31/17	(313)
	ZAR	4,792,605	USD	357,955	349,401	12/20/17	(8,554)
TOTAL							$(343,941)

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long positions:
Ultra Long U.S. Treasury Bonds	2	12/19/17	$330,250	$(7,606)
Ultra 10 Year U.S. Treasury Notes	2	12/19/17	268,656	(3,164)
2 Year U.S. Treasury Notes	1	12/29/17	215,703	(656)
5 Year U.S. Treasury Notes	4	12/29/17	470,000	(1,678)
20 Year U.S. Treasury Bonds	2	12/19/17	305,625	(4,848)
Total				$(17,952)
Short position contracts:
Eurodollars	(5)	12/17/18	(1,226,688)	(406)
10 Year U.S. Treasury Notes	(5)	12/19/17	(626,562)	5,478
Total				$5,072
Total futures contracts				$(12,880)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS – At September 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount			Unrealized Appreciation/ (Depreciation)*
1M BID Avg(a)	11.910%	BoA Securities LLC	01/04/21	BRL	460		$11,031
Mexico IB TIIE 28D(b)	6.930	BoA Securities LLC	03/03/26	MXN	680		(191)
5.110%(c)	Colombia IBR Overnight IB	CS International (London)	04/15/19	COP	95,320		(143)
5.180(b)	Mexico IB TIIE 28D	Deutsche Bank AG	09/25/18	MXN	990		1,127
12.340(d)	1M BID Avg	Deutsche Bank AG	01/02/25		150		(4,134)
Mexico IB TIIE 28D(b)	9.625	Deutsche Bank AG	02/15/29	MXN	3,740	(e)	11,784
5.190(c)	Colombia IBR Overnight IB	JPMorgan Securities, Inc.	04/22/19	COP	67,690		(159)
11.742(a)	1M BID Avg	MS & Co. Int. PLC	01/04/21	BRL	660		(15,013)
TOTAL							$4,302

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made at maturity.
(b)	Payments made monthly.
(c)	Payments made quarterly
(d)	Payments made annually.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
0.815%(a)	6M EURO(b)	08/23/19	CZK	9,230		$1,222	$2	$1,220
0.817(a)	6M EURO(b)	08/25/19		8,810		1,191	2	1,189
0.000(a)	6M EURO(b)	12/20/19	EUR	190	(c)	(575)	(715)	140
5.500(d)	Mexico IB TIIE 28D	03/09/22	MXN	1,450		4,065	2,886	1,179
1.038(a)	6M PRIBOR(b)	09/20/22	CZK	7,770		5,698	(2,451)	8,149
1.218(a)	6M EURO(b)	12/20/22		13,460	(c)	6,224	(765)	6,989
0.500(a)	6M EURO(b)	12/20/24	EUR	90	(c)	650	(206)	856
5.660(d)	Mexico IB TIIE 28D	01/24/25		MXN 1,060		4,481	1	4,480
Mexico IB TIIE 28D(d)	7.500%	06/09/27	MXN	12,590		21,760	(13,670)	35,430
Mexico IB TIIE 28D(d)	7.050	12/08/27		2,850	(c)	(427)	153	(580)
1.000(a)	6M EURO(b)	12/20/27	EUR	120	(c)	(578)	(1,733)	1,155
1.450(a)	6M EURO(b)	12/20/27	CZK	1,460	(c)	1,244	1	1,243
1.500(a)	6M EURO(b)	12/20/37	EUR	70	(c)	325	(1,596)	1,921
TOTAL						$45,280	$(18,091)	$63,371

(a)	Payments made annually.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(d)	Payments made monthly.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index(a)	Financing Rate Received/(Paid) by the Fund	Credit Spread at September 30, 2017(b)	Counterparty	Termination Date	Notional Amount	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ Depreciation
Protection Purchased:
People’s Republic of China 4.250% 10/28/17	(1.000)%	0.207%	BoA Securities LLC	06/20/19	$30,000	$(417)	$(61)	$(356)
	(1.000)	0.379		12/20/20	200,000	(3,978)	1,184	(5,162)
Republic of Turkey, 11.875%, 01/15/30	(1.000)	1.511		12/20/21	10,000	202	679	(477)
People’s Republic of China 4.250% 10/28/17	(1.000)	0.191	Barclays Bank PLC	03/20/19	30,000	(366)	(39)	(327)
	(1.000)	0.442		06/20/21	150,000	(3,071)	539	(3,610)
People’s Republic of China 4.250% 10/28/17	(1.000)	0.191	Citibank NA	03/20/19	480,000	(5,846)	(637)	(5,209)
	(1.000)	0.207		06/20/19	850,000	(11,817)	(2,202)	(9,615)
	(1.000)	0.379		12/20/20	1,550,000	(30,824)	7,708	(38,532)
	(1.000)	0.442		06/20/21	570,000	(11,664)	3,326	(14,990)
People’s Republic of China 4.250% 10/28/17	(1.000)	0.442	Deutsche Bank AG	06/20/21	80,000	(1,637)	226	(1,863)
Republic of Turkey, 11.875%, 01/15/30	(1.000)	1.511		12/20/21	50,000	1,008	3,376	(2,368)
People’s Republic of China 4.250% 10/28/17	(1.000)	0.191	JPMorgan Securities, Inc.	03/20/19	30,000	(365)	(32)	(333)
	(1.000)	0.207		06/20/19	170,000	(2,364)	(338)	(2,026)
	(1.000)	0.379		12/20/20	360,000	(7,159)	2,534	(9,693)
	(1.000)	0.442		06/20/21	300,000	(6,140)	936	(7,076)
Republic of Turkey, 11.875%, 01/15/30	(1.000)	1.511	MS & Co. Int. PLC	12/20/21	30,000	604	1,981	(1,377)
TOTAL						$(83,834)	$19,180	$(103,014)
Protection Sold:
Republic of Colombia, 10.375%, 01/28/33	1.000	0.454	Barclays Bank PLC	12/20/19	300,000	3,694	(5,530)	9,224
Republic of Chile, 3.875%, 08/05/20	1.000	0.332	Citibank NA	12/20/20	20,000	429	(187)	616
TOTAL						$4,123	$(5,717)	$9,840
TOTAL						$(79,711)	$13,463	$(93,174)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At September 30, 2017, the Fund had the following purchased options:

PURCHASED OPTIONS ON FUTURES CONTRACTS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
Eurodollar Futures	MS & Co. Int. PLC	$98.00	06/15/18	5	$12,500	$1,938	$1,387	$551

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BoA Securities LLC	—Bank of America Securities LLC
CS International (London)	—Credit Suisse International (London)
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 65.5%
Angola – 0.4%
	Republic of Angola (NR/B1)
	$8,260,000	9.500%		11/12/25	$8,838,200

Argentina – 7.2%
	City of Buenos Aires Argentina (NR/B3) (Argentina Deposit Rates + 3.250%)(a)
ARS	87,700,000	24.702		03/29/24	4,963,435
	Province of Santa Fe (NR/B3)
	$2,670,000	7.000	(b)	03/23/23	2,843,550
	1,850,000	7.000		03/23/23	1,970,250
	Provincia de Buenos Aires (NR/B3) (Argentina Deposit Rates + 3.830%)(a)
ARS	32,930,000	25.330		05/31/22	1,909,489
	Provincia de Buenos Aires (B/B3)(c)
EUR	270,000	3.000		05/01/20	318,922
	Provincia de Cordoba (B/B3)
	$2,090,000	7.450		09/01/24	2,267,650
	Provincia de la Rioja (B/NR)(b)
	5,880,000	9.750		02/24/25	6,203,400
	Republic of Argentina (NR/NR)
ARS	360,165,000	26.250		06/21/20	21,863,934
	(Argentina Deposit Rates + 2.000%)(a)
	14,780,000	23.450		04/03/22	843,085
	Republic of Argentina (NR/B3)
	800,000	16.000		10/17/23	48,000
	90,000	15.500		10/17/26	5,529
	Republic of Argentina (B/NR)
	(Argentina Deposit Rates + 3.000%)
	5,025,000	23.662	(a)	10/09/17	289,083
	(Argentina Deposit Rates + 2.750%)
	29,500,000	24.112	(a)	03/01/18	1,698,026
	(Argentina Deposit Rates + 2.500%)
	2,875,000	23.913	(a)	03/11/19	167,253
	(Argentina Deposit Rates + 3.250%)
	6,175,000	24.605	(a)	03/01/20	365,960
EUR	13,417,011	7.820		12/31/33	17,502,793
	$5,005,276	8.280		12/31/33	5,668,475
	8,700,000	7.125	(b)	06/28/99	8,682,600
	Republic of Argentina (B/B3)
	4,890,000	6.875		04/22/21	5,325,210
	18,520,000	7.500		04/22/26	20,816,480
EUR	4,410,000	5.000		01/15/27	5,153,544
	$18,300,000	6.875		01/26/27	19,773,150
EUR	2,559,553	7.820		12/31/33	3,373,027
	$17,700,000	7.125		07/06/36	18,585,000
EUR	2,710,000	2.260	(c)	12/31/38	2,186,013
	$20,180,000	2.500	(c)	12/31/38	14,277,350

					167,101,208

Azerbaijan(b) – 0.1%
	Republic of Azerbaijan (NR/Ba2)
	2,670,000	3.500		09/01/32	2,322,900

Bahrain – 0.5%
	Kingdom of Bahrain (NR/NR)(b)
	7,770,000	6.750		09/20/29	7,711,725

Sovereign Debt Obligations – (continued)
Bahrain – (continued)
	Kingdom of Bahrain (BB-/NR)
	2,840,000	7.000	(b)	10/12/28	2,896,800
	1,030,000	6.000		09/19/44	880,650

					11,489,175

Belize(b)(c) – 0.1%
	Government of Belize (B-/B3)
	2,446,500	4.938		02/20/34	1,590,225

Bermuda(b)(d) – 0.2%
	Bermuda Government Bond (A+/A2)
	4,600,000	3.717		01/25/27	4,642,849

Brazil – 0.6%
	Brazil Letras do Tesouro Nacional (BB/NR)(e)
BRL	7,196,000	0.000		01/01/18	2,232,667
	Brazil Notas do Tesouro Nacional (BB/Ba2)
	25,518,000	10.000		01/01/27	8,208,048
	7,397,359	6.000		08/15/40	2,613,190
	87,205	6.000		08/15/50	30,990

					13,084,895

Bulgaria – 1.3%
	Republic of Bulgaria (NR/NR)
EUR	5,360,000	1.875		03/21/23	6,825,947
	Republic of Bulgaria (BB+/Baa2)
	3,860,000	2.950		09/03/24	5,189,429
	3,500,000	3.000		03/21/28	4,664,074
	10,686,000	3.125		03/26/35	13,513,873

					30,193,323

Chile – 0.5%
	Republic of Chile (A+/NR)
	$9,550,000	3.860		06/21/47	9,717,125
	Republic of Chile (A+/Aa3)
	3,110,000	3.125		01/21/26	3,198,635

					12,915,760

Colombia – 2.7%
	Republic of Colombia (BBB/Baa2)
	9,380,000	2.625	(d)	03/15/23	9,220,540
	9,400,000	4.000	(d)	02/26/24	9,808,900
	$3,340,000	4.500	(d)(f)	01/28/26	3,570,460
EUR	350,000	3.875	(d)	03/22/26	475,715
	$670,000	3.875	(d)	04/25/27	680,385
	3,900,000	6.125		01/18/41	4,590,300
	32,610,000	5.000	(d)	06/15/45	33,555,690

					61,901,990

Costa Rica – 1.3%
	Republic of Costa Rica (BB-/Ba2)
	390,000	9.995		08/01/20	454,350
	3,500,000	5.625	(b)	04/30/43	3,202,500
	2,190,000	5.625		04/30/43	2,003,850
	12,430,000	7.158	(b)	03/12/45	13,393,325
	9,520,000	7.158		03/12/45	10,257,800

					29,311,825

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Croatia – 0.2%
	Republic of Croatia (BB/Ba2)
EUR	1,157,000	3.875%		05/30/22	$1,540,100
	$280,000	5.500		04/04/23	310,520
EUR	2,160,000	3.000		03/20/27	2,676,721

					4,527,341

Dominican Republic – 3.8%
	Dominican Republic (NR/NR)
DOP	20,700,000	16.000		07/10/20	501,656
	13,900,000	11.500		05/10/24	309,362
	8,900,000	18.500	(b)	02/04/28	264,187
	134,200,000	11.375		07/06/29	2,925,075
	Dominican Republic (BB-/Ba3)
	$338,823	9.040		01/23/18	343,905
	1,532,000	7.500		05/06/21	1,698,605
	1,250,000	6.600		01/28/24	1,400,000
	12,530,000	5.875		04/18/24	13,563,725
	14,342,000	5.500		01/27/25	15,130,810
	1,860,000	6.875	(b)	01/29/26	2,120,400
	4,140,000	6.875		01/29/26	4,719,600
	5,730,000	5.950		01/25/27	6,145,425
	1,550,000	5.950	(b)	01/25/27	1,662,375
	1,500,000	8.625		04/20/27	1,809,375
	5,550,000	7.450	(b)	04/30/44	6,597,563
	4,376,000	7.450		04/30/44	5,201,970
	15,860,000	6.850	(b)	01/27/45	17,683,900
	6,599,000	6.850		01/27/45	7,357,885

					89,435,818

Ecuador – 3.0%
	Ecuador Government International Bond (B-/NR)
	12,520,000	10.750		03/28/22	13,928,500
	16,924,000	7.950		06/20/24	16,670,140
	12,740,000	9.650	(b)	12/13/26	13,377,000
	Republic of Ecuador (B-/NR)
	7,740,000	9.650		12/13/26	8,127,000
	16,260,000	9.625	(b)	06/02/27	16,991,700

					69,094,340

El Salvador – 1.3%
	El Salvador Government International Bond (CCC/Caa1)
	1,550,000	7.375		12/01/19	1,604,250
	5,340,000	7.750	(g)	01/24/23	5,727,150
	5,039,000	5.875		01/30/25	4,931,921
	3,900,000	6.375		01/18/27	3,851,250
	5,660,000	8.625	(b)	02/28/29	6,339,200
	5,400,000	7.650		06/15/35	5,548,500
	Republic of El Salvador (CCC+/Caa1)
	2,870,000	8.250		04/10/32	3,131,888
	330,000	7.625		02/01/41	336,600

					31,470,759

Gabon – 0.1%
	Republic of Gabon (NR/NR)
	2,910,000	6.375		12/12/24	2,837,250

Sovereign Debt Obligations – (continued)
Ghana – 0.4%
	Republic of Ghana (NR/B1)
	5,990,000	10.750		10/14/30	7,794,487
	Republic of Ghana (B-/B3)
	1,330,000	7.875		08/07/23	1,408,138
	Republic of Ghana (B-/B3)
	640,000	8.125		01/18/26	679,200

					9,881,825

Guatemala – 2.0%
	Republic of Guatemala (BB/Ba1)
	5,740,000	5.750		06/06/22	6,249,425
	3,300,000	5.750	(b)	06/06/22	3,592,875
	6,440,000	4.500	(b)	05/03/26	6,472,200
	7,730,000	4.500		05/03/26	7,768,650
	11,300,000	4.375	(b)	06/05/27	11,144,625
	750,000	4.375		06/05/27	739,688
	10,350,000	4.875		02/13/28	10,569,937

					46,537,400

Honduras – 0.8%
	Republic of Honduras (BB-/B1)
	8,410,000	8.750	(b)	12/16/20	9,587,400
	6,018,000	8.750		12/16/20	6,860,520
	1,310,000	7.500	(b)	03/15/24	1,488,487
	200,000	7.500		03/15/24	227,250

					18,163,657

Hungary – 2.2%
	Hungary Government Bond (BBB-/Baa3)
EUR	7,270,000	5.750		06/11/18	8,936,112
	$28,770,000	6.250		01/29/20	31,359,300
	3,680,000	6.375		03/29/21	4,149,200
	2,950,000	5.750		11/22/23	3,418,313
	MFB Magyar Fejlesztesi Bank Zrt (NR/Baa3)(b)(h)
	2,510,000	6.250		10/21/20	2,773,550

					50,636,475

Indonesia – 8.7%
	Perusahaan Penerbit SBSN (NR/Baa3)
	2,550,000	3.400	(b)	03/29/22	2,596,435
	3,190,000	4.350		09/10/24	3,376,711
	25,210,000	4.150	(b)	03/29/27	25,993,023
	1,440,000	4.150		03/29/27	1,484,726
	Perusahaan Penerbit SBSN (BBB-/Baa3)
	360,000	3.300		11/21/22	365,627
	6,720,000	4.325	(b)	05/28/25	7,053,245
	8,259,000	4.325		05/28/25	8,668,564
	1,130,000	4.550	(b)	03/29/26	1,200,173
	15,550,000	4.550		03/29/26	16,515,655
	Republic of Indonesia (NR/Baa3)
	5,850,000	4.350	(b)	01/08/27	6,207,493
	8,740,000	5.250		01/08/47	9,837,132
	850,000	5.250	(b)	01/08/47	956,701

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Indonesia – (continued)
	Republic of Indonesia (BBB-/Baa3)
	$8,785,000	5.875%		03/13/20	$9,551,843
EUR	3,760,000	2.625	(b)	06/14/23	4,727,247
	$610,000	5.375		10/17/23	686,708
	24,054,000	5.875		01/15/24	27,574,303
	13,070,000	4.125		01/15/25	13,714,743
EUR	11,110,000	3.375		07/30/25	14,476,832
	$15,380,000	4.750	(b)	01/08/26	16,768,968
EUR	2,430,000	3.750	(b)	06/14/28	3,205,890
	9,760,000	3.750		06/14/28	12,876,332
	$330,000	6.625		02/17/37	420,278
	7,949,000	5.250		01/17/42	8,859,478
	1,340,000	4.625		04/15/43	1,383,872
	1,560,000	6.750		01/15/44	2,086,094
	1,510,000	5.125		01/15/45	1,668,595
	552,000	5.950		01/08/46	678,380

					202,935,048

Ivory Coast – 0.4%
	Republic of Ivory Coast (NR/Ba3)
EUR	3,870,000	5.125	(b)	06/15/25	4,722,608
	$5,300,000	6.375		03/03/28	5,459,000

					10,181,608

Kenya – 1.1%
	Republic of Kenya (B+/NR)
	720,000	6.875	(b)	06/24/24	735,300
	23,911,000	6.875		06/24/24	24,419,109

					25,154,409

Kuwait – 0.1%
	Republic of Kuwait (AA/NR)
	910,000	3.500		03/20/27	935,480
	1,540,000	3.500	(b)	03/20/27	1,583,120

					2,518,600

Macedonia – 0.9%
	Republic of Macedonia (BB-/NR)
EUR	4,530,000	4.875	(b)	12/01/20	5,818,763
	216,000	3.975		07/24/21	270,608
	5,640,000	5.625	(b)	07/26/23	7,469,528
	4,830,000	5.625		07/26/23	6,396,777

					19,955,676

Mexico – 0.4%
	United Mexican States (BBB+/A3)
	$2,118,000	4.750		03/08/44	2,184,717
	4,280,000	4.350		01/15/47	4,160,160
	2,332,000	5.750		10/12/49	2,506,900

					8,851,777

Mongolia – 0.4%
	Republic of Mongolia (B-/Caa1)
	1,010,000	10.875	(b)	04/06/21	1,171,408
	6,139,000	5.125		12/05/22	5,951,392
	1,730,000	8.750		03/09/24	1,938,483

					9,061,283

Sovereign Debt Obligations – (continued)
Montenegro(b) – 0.1%
	Republic of Montenegro (B+/B1)
EUR	1,360,000	3.875		03/18/20	1,649,578

Nigeria – 1.0%
	Republic of Nigeria (B/NR)
	$493,000	6.750		01/28/21	522,580
	4,770,000	6.375		07/12/23	4,984,650
	Republic of Nigeria (B/(P)B1)
	2,560,000	5.625		06/27/22	2,620,800
	Republic of Nigeria (B/B1)
	12,490,000	7.875		02/16/32	13,614,100
	2,260,000	7.875	(b)	02/16/32	2,463,400

					24,205,530

Panama – 0.0%
	Panama Notas del Tesoro (BBB/NR)
	920,000	4.875		02/05/21	996,935

Paraguay – 1.8%
	Republic of Paraguay (BB/Ba1)
	12,098,000	4.625		01/25/23	12,763,390
	3,930,000	5.000	(b)	04/15/26	4,200,187
	3,445,000	5.000		04/15/26	3,681,844
	12,720,000	4.700	(b)	03/27/27	13,228,800
	6,500,000	6.100		08/11/44	7,296,250

					41,170,471

Peru – 0.1%
	Corp Financiera de Desarrollo SA (BBB/NR)
	2,478,000	4.750		02/08/22	2,648,363

Romania – 0.9%
	Republic of Romania (BBB-/Baa3)
	4,090,000	6.750		02/07/22	4,732,130
	1,850,000	4.375		08/22/23	1,981,813
EUR	2,280,000	3.875		10/29/35	2,853,048
	9,740,000	3.875	(b)	10/29/35	12,188,023

					21,755,014

Russia – 2.4%
	Russian Federation Bond (NR/NR)
	$27,000,000	4.750		05/27/26	28,620,000
	12,000,000	4.250	(b)	06/23/27	12,204,000
	10,600,000	5.250	(b)	06/23/47	10,849,100
	Russian Federation Bond (BB+/Ba1)
	800,000	4.500	(b)	04/04/22	853,600
	2,000,000	4.875	(b)	09/16/23	2,178,000
	200,000	4.875		09/16/23	217,800

					54,922,500

Russia – 0.5%
	Republic of Egypt (NR/B3)
	4,760,000	6.125		01/31/22	4,932,550
	5,860,000	8.500		01/31/47	6,542,690

					11,475,240

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
South Africa – 4.8%
	Republic of South Africa (NR/Baa3)
	$15,660,000	4.850%		09/27/27	$15,503,400
	27,780,000	5.650		09/27/47	27,571,650
	Republic of South Africa (BB+/Baa3)
	2,700,000	4.665		01/17/24	2,764,125
	Republic of South Africa (BB+/Baa3)
	29,125,000	5.875		09/16/25	31,491,406
	2,071,000	4.875		04/14/26	2,091,710
	7,060,000	4.300		10/12/28	6,645,225
	Republic of South Africa (BBB-/Baa3)
ZAR	80,030,000	7.000		02/28/31	4,922,907
	154,090,000	8.250		03/31/32	10,403,504
	28,560,000	8.875		02/28/35	1,993,176
	33,380,000	8.500		01/31/37	2,219,569
	16,040,000	6.500		02/28/41	839,790
	15,730,000	8.750		01/31/44	1,049,575
	50,097,000	8.750		02/28/48	3,346,667

					110,842,704

Sri Lanka – 2.1%
	Republic of Sri Lanka (B+/B1)
	$1,180,000	6.000	(b)	01/14/19	1,217,241
	360,000	6.000		01/14/19	371,362
	1,260,000	6.250		10/04/20	1,342,240
	1,222,000	6.250	(b)	10/04/20	1,301,760
	7,814,000	6.250		07/27/21	8,406,770
	7,300,000	5.750	(b)	01/18/22	7,713,253
	5,700,000	6.125		06/03/25	6,027,750
	7,600,000	6.850	(b)	11/03/25	8,344,116
	12,460,000	6.850		11/03/25	13,679,958
	200,000	6.825		07/18/26	219,368

					48,623,818

Suriname – 0.6%
	Republic of Suriname (B/B1)
	6,370,000	9.250	(b)	10/26/26	6,855,713
	7,486,000	9.250		10/26/26	8,056,807

					14,912,520

Tajikistan(b) – 0.2%
	Republic of Tajikistan (B-/B3)
	3,880,000	7.125		09/14/27	3,841,200

Tunisia – 0.0%
	Banque Centrale de Tunisie International Bond (NR/B1)
EUR	610,000	5.625		02/17/24	744,390

Turkey – 5.6%
	Republic of Turkey (NR/Ba1)
	$2,990,000	3.250		03/23/23	2,844,237
	21,863,000	5.750		03/22/24	23,229,437
EUR	8,370,000	3.250		06/14/25	9,904,872
	$4,346,000	4.250		04/14/26	4,172,160
	5,050,000	4.875		10/09/26	5,012,125
	5,521,000	6.000		03/25/27	5,928,174
	15,650,000	4.875		04/16/43	13,889,375
	14,870,000	5.750		05/11/47	14,609,775

Sovereign Debt Obligations – (continued)
Turkey – (continued)
	Republic of Turkey (NR/Ba1) (continued)
	6,700,000	7.000		06/05/20	7,319,750
	18,866,000	6.250		09/26/22	20,705,435
	10,539,000	7.375		02/05/25	12,238,414
	3,100,000	6.875		03/17/36	3,495,250
	450,000	6.750		05/30/40	499,500
	6,550,000	6.000		01/14/41	6,730,125

					130,578,629

Ukraine – 1.9%
	Ukraine Government Bond (NR/NR)(b)
	4,310,000	7.375		09/25/32	4,200,095
	Ukraine Government Bond (B-/Caa2)
	1,440,000	7.750		09/01/21	1,528,560
	2,260,000	7.750		09/01/22	2,394,470
	6,200,000	7.750		09/01/23	6,510,000
	12,930,000	7.750		09/01/24	13,498,920
	5,960,000	7.750		09/01/25	6,165,620
	4,950,000	7.750		09/01/26	5,083,650
	4,560,000	7.750		09/01/27	4,674,000

					44,055,315

United Arab Emirates – 0.8%
	Abu Dhabi Government International Bond (AA/NR)
	8,910,000	2.125		05/03/21	8,896,635
	9,110,000	3.125		05/03/26	9,269,425

					18,166,060

Venezuela – 0.5%
	Republic of Venezuela (CCC-/Caa3)
	410,000	6.000		12/09/20	157,850
	16,771,600	8.250		10/13/24	5,702,344
	9,850,000	7.650		04/21/25	3,324,375
	10,034,000	9.250		05/07/28	3,436,645
	80,000	9.375		01/13/34	28,000

					12,649,214

Vietnam – 0.4%
	Debt and Asset Trading Corp. (NR/NR)(d)
	1,960,000	1.000		10/10/25	1,347,765
	Socialist Republic of Vietnam (BB-/B1)(b)
	7,980,000	6.750		01/29/20	8,715,277

					10,063,042

Zambia – 1.1%
	Republic of Zambia (B/NR)
	1,722,000	5.375		09/20/22	1,640,205
	10,680,000	8.500		04/14/24	11,387,550
	570,000	8.970	(b)	07/30/27	618,450
	10,070,000	8.970		07/30/27	10,925,950

					24,572,155

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $1,463,132,993)				$1,522,508,294

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 24.3%
Argentina – 0.3%
Cablevision SA (NR/B3)(d)
$1,600,000	6.500	% (b)	06/15/21	$1,706,000
1,210,000	6.500		06/15/21	1,290,162
YPF SA (NR/B3)
2,780,000	8.875		12/19/18	2,967,650

				5,963,812

Brazil – 0.7%
Banco do Brasil SA (B-/B2) (10 year CMT + 6.362%)(a)(d)
8,360,000	9.000		06/29/49	8,936,840
Banco do Brasil SA (B-/NR) (10 year CMT + 4.398%)(a)(d)
6,550,000	6.250		10/29/49	5,821,313
Brazil Minas SPE via State of Minas Gerais (BB/NR)(h)
597,000	5.333		02/15/28	605,955
Independencia International Ltd. (NR/NR)(b)(i)(j)
1,277,436	12.000		12/30/16	—

				15,364,108

Chile – 0.9%
Embotelladora Andina SA (BBB/NR)(b)
980,000	5.000		10/01/23	1,081,675
Engie Energia Chile SA (BBB/NR)
430,000	5.625		01/15/21	470,308
1,270,000	5.625	(b)	01/15/21	1,389,049
GNL Quintero SA (BBB/Baa2)
5,920,000	4.634	(b)	07/31/29	6,167,471
740,000	4.634		07/31/29	770,934
Itau CorpBanca (BBB+/A3)
4,071,000	3.875	(b)	09/22/19	4,197,201
690,000	3.875		09/22/19	711,390
Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
793,000	3.625		04/03/23	798,947
3,991,000	4.375	(b)(d)	01/28/25	4,125,517
290,000	4.375	(d)	01/28/25	299,774

				20,012,266

China(d) – 0.5%
China Evergrande Group (NR/B3)
7,620,000	8.250		03/23/22	7,884,528
China Evergrande Group (B-/B3)
2,890,000	8.750		06/28/25	2,930,063

				10,814,591

Colombia(b) – 0.7%
Banco de Bogota SA (NR/Ba2)
13,770,000	6.250		05/12/26	15,036,840
Banco de Bogota SA (NR/NR)
1,370,000	4.375		08/03/27	1,378,905

				16,415,745

Costa Rica – 0.4%
Banco de Costa Rica (NR/Ba2)(h)
4,870,000	5.250	(b)	08/12/18	4,949,137
1,010,000	5.250		08/12/18	1,026,413

Corporate Obligations – (continued)
Costa Rica – (continued)
Banco Nacional de Costa Rica (NR/Ba2)
3,000,000	4.875	(b)	11/01/18	3,045,000
380,000	4.875		11/01/18	385,700
1,030,000	6.250	(b)	11/01/23	1,088,195

				10,494,445

Dominican Republic(b)(d) – 0.3%
Aeropuertos Dominicanos Siglo XXI SA (NR/Ba3)
6,150,000	6.750		03/30/29	6,626,625

Ecuador(a)(h) – 0.1%
EP PetroEcuador via Noble Sovereign Funding I Ltd. (B-/NR) (3M USD LIBOR + 5.630%)
1,795,789	6.961		09/24/19	1,804,768

Guatemala(b)(d) – 0.1%
Central American Bottling Corp. (BB/Ba2)
3,210,000	5.750		01/31/27	3,394,575

Ireland – 0.1%
Phosagro OAO via Phosagro Bond Funding DAC (NR/Ba1)
2,250,000	4.204	(b)	02/13/18	2,262,375
240,000	4.204		02/13/18	241,320

				2,503,695

Israel(b) – 0.0%
Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)
960,000	3.839		12/30/18	976,800

Ivory Coast – 0.9%
Agromercantil Senior Trust (BB/NR)(b)
3,420,000	6.250		04/10/19	3,553,776
Brazil Minas SPE via State of Minas Gerais (BB/NR)(b)(h)
12,200,000	5.333		02/15/28	12,383,000
Comcel Trust via Comunicaciones Celulares SA (NR/Ba1)(d)
4,390,000	6.875		02/06/24	4,664,375
Comunicaciones Celulares SA (NR/Ba1)(b)(d)
810,000	6.875		02/06/24	860,625

				21,461,776

Jamaica(d) – 0.5%
Digicel Ltd. (NR/B1)
3,860,000	6.000	(b)	04/15/21	3,782,376
2,560,000	6.000		04/15/21	2,508,518
4,500,000	6.750	(b)	03/01/23	4,415,625
1,700,000	6.750		03/01/23	1,668,125

				12,374,644

Japan(d) – 0.7%
SoftBank Group Corp. (B+/Ba3) (5 year USD ICE Swap + 4.226%)(a)
11,250,000	6.000		12/31/99	11,362,500
Universal Entertainment Corp. (NR/NR)(b)(k)
4,208,406	8.500		08/24/20	4,332,133

				15,694,633

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Kazakhstan – 0.5%
	KazMunayGas National Co. JSC (BB/Baa3)
	$11,640,000	9.125%		07/02/18	$12,175,440

Luxembourg – 2.1%
	Altice Financing SA (BB-/B1)(b)(d)
	400,000	6.500		01/15/22	416,000
	1,160,000	6.625		02/15/23	1,229,600
	1,700,000	7.500		05/15/26	1,870,000
	Gazprom OAO Via Gaz Capital SA (BB+/Ba1)
	6,400,000	9.250	(g)	04/23/19	6,992,000
	2,640,000	7.288		08/16/37	3,214,200
	Millicom International Cellular SA (NR/Ba2)(b)(d)
	1,070,000	5.125		01/15/28	1,081,770
	Sberbank of Russia Via SB Capital SA (NR/NR) (5 year CMT + 4.023%)(a)(d)
	4,490,000	5.500		02/26/24	4,585,413
	Severstal OAO Via Steel Capital SA (BBB-/Ba1)
	3,300,000	6.700		10/25/17	3,309,900
	Tupy Overseas SA (BB-/NR)(d)
	2,220,000	6.625	(b)	07/17/24	2,332,132
	219,000	6.625		07/17/24	230,062
	Wind Acquisition Finance SA (BB/Ba3)(d)
EUR	150,000	4.000		07/15/20	179,235
	Wind Acquisition Finance SA (B/B3)(d)
	4,810,000	7.000		04/23/21	5,910,121
	$7,250,000	7.375	(b)	04/23/21	7,503,750
	9,744,000	7.375		04/23/21	10,085,040

					48,939,223

Mauritius – 0.6%
	Greenko Investment Co. (B+/NR)(d)
	200,000	4.875		08/16/23	197,915
	4,260,000	4.875	(b)	08/16/23	4,215,605
	MTN Mauritius Investment Ltd. (BB+/Ba1)
	283,000	6.500		10/13/26	303,164
	2,040,000	6.500	(b)	10/13/26	2,185,350
	Neerg Energy Ltd. (NR/Ba3)(d)
	3,650,000	6.000		02/13/22	3,750,375
	3,440,000	6.000	(b)	02/13/22	3,534,600

					14,187,009

Mexico – 4.0%
	America Movil SAB de CV (A-/A3)
MXN	19,010,000	6.000		06/09/19	1,015,292
	Banco Mercantil del Norte SA (BB/Ba2) (5 year CMT + 5.035%)(a)(b)(d)
	$2,110,000	6.875		12/31/99	2,239,237
	(10 year CMT + 5.353%)
	3,870,000	7.625		12/31/99	4,227,975
	Cemex SAB de CV (BB/NR)(b)(d)
EUR	1,300,000	4.750		01/11/22	1,586,690
	Corporacion Geo SA (NR/NR)(i)
	$277,766	8.000		04/13/21	—
	Gruma SAB de CV (BBB/NR)(b)(d)(j)
	2,220,000	4.875		12/01/24	2,405,925

Corporate Obligations – (continued)
Mexico – (continued)
	Petroleos Mexicanos (BBB+/Baa3)
	3,170,000	5.500		02/04/19	3,300,762
	1,630,000	3.500		07/23/20	1,664,230
	7,349,000	6.375		02/04/21	8,030,620
	35,000	4.875		01/24/22	36,706
	2,610,000	5.375	(b)	03/13/22	2,784,609
	290,000	3.500		01/30/23	285,824
EUR	14,940,000	5.125		03/15/23	20,217,942
	$7,549,000	6.875		08/04/26	8,586,233
	14,960,000	6.500	(b)	03/13/27	16,579,121
EUR	7,660,000	4.875		02/21/28	9,732,359
	$2,046,000	5.500		06/27/44	1,902,780
	610,000	6.375		01/23/45	621,590
	30,000	5.625		01/23/46	28,005
	3,697,000	6.750		09/21/47	3,935,087
	4,190,000	6.750	(b)	09/21/47	4,459,836

					93,640,823

Netherlands – 3.0%
	Greenko Dutch BV (NR/Ba2)(b)(d)
	1,670,000	4.875		07/24/22	1,692,962
	6,890,000	5.250		07/24/24	7,001,962
	GTH Finance BV (BB/Ba2)(d)
	610,000	7.250		04/26/23	692,350
	Listrindo Capital BV (BB/Ba2)(b)(d)
	1,720,000	4.950		09/14/26	1,745,800
	Lukoil International Finance BV (BBB/Ba1)
	1,480,000	3.416		04/24/18	1,488,140
	1,650,000	6.125		11/09/20	1,798,500
	620,000	4.563		04/24/23	644,800
	Metinvest BV (NR/NR)(k)
	3,745,896	9.373		12/31/21	3,783,355
	Minejesa Capital BV (NR/Baa3)(b)
	3,070,000	4.625		08/10/30	3,206,953
	Petrobras Global Finance BV (BB-/B1)
	13,800,000	6.125		01/17/22	14,815,059
	2,858,000	5.299	(b)	01/27/25	2,859,715
	23,720,000	5.999	(b)	01/27/28	23,720,000
	Teva Pharmaceutical Finance Netherlands III BV (BBB-/Baa3)
	4,490,000	1.400		07/20/18	4,473,228
	980,000	1.700		07/19/19	965,835

					68,888,659

Panama(b) – 0.0%
	Autoridad del Canal de Panama (A-/A2)
	380,000	4.950		07/29/35	425,437

Paraguay – 0.4%
	Banco Regional SAECA (BB/Ba1)
	4,670,000	8.125	(b)	01/24/19	4,926,801
	905,000	8.125		01/24/19	954,765
	Telefonica Celular del Paraguay SA (NR/Ba3)(d)
	2,700,000	6.750		12/13/22	2,808,000

					8,689,566

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Peru – 0.5%
	Abengoa Transmision Sur SA (BBB/NR)(b)
	$5,140,392	6.875%		04/30/43	$5,646,129
	Corp Lindley S.A. (BBB/NR)(b)
	1,630,000	6.750		11/23/21	1,810,824
	120,000	4.625		04/12/23	123,639
	Corp. Lindley SA (BBB/NR)
	3,560,000	6.750		11/23/21	3,954,929

					11,535,521

Singapore – 0.1%
	China Resources Cement Holdings Ltd. (NR/WR)
	1,240,000	2.125		10/05/17	1,239,978

South Africa – 0.2%
	ZAR Sovereign Capital Fund Propriety Ltd. (BB+/Baa3)
	5,440,000	3.903		06/24/20	5,548,800

Turkey – 1.4%
	Hazine Mustesarligi Varlik Kiralama AS (NR/Ba1)
	208,000	2.803		03/26/18	208,178
	10,280,000	5.004		04/06/23	10,562,700
	18,880,000	5.004	(b)	04/06/23	19,399,200
	TC Ziraat Bankasi AS (NR/Ba1)
	200,000	5.125		05/03/22	203,500
	2,370,000	5.125	(b)	09/29/23	2,372,962

					32,746,540

United Arab Emirates – 0.4%
	Aabar Investments PJSC
EUR	100,000	1.000		03/27/22	99,427
	Dolphin Energy Ltd. (NR/A2)
	$210,070	5.888		06/15/19	217,423
	3,580,000	5.500		12/15/21	3,933,525
	Ruwais Power Co. PJSC (A-/A3)(b)
	3,700,000	6.000		08/31/36	4,347,500

					8,597,875

United States – 1.4%
	Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)(b)(e)
EGP	73,400,000	0.000		11/02/17	4,092,642
	18,500,000	0.000		05/03/18	946,770
	Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA) (NR/NR)(b)(e)
	65,650,000	0.000		02/15/18	3,482,165
	44,350,000	0.000		05/17/18	2,254,488
	Brazil Loan Trust 1 (BB/NR)(b)(h)
	$8,244,188	5.477		07/24/23	8,697,619
	CEMEX Finance LLC (BB/NR)(d)
EUR	3,950,000	4.625		06/15/24	5,071,165
	Citigroup Global Markets Holdings, Inc. (NR/NR)(b)(e)
EGP	68,475,000	0.000		01/25/18	3,667,467
	Eastern and Southern African Trade and Development Bank (NR/Ba1)
	$3,990,000	5.375		03/14/22	4,078,776
	MHP SA (B/NR)
	1,420,000	8.250		04/02/20	1,533,600

Corporate Obligations – (continued)
United States – (continued)
	The Bank of New York Mellon SA (NR/NR)(i)(j)
	400,000	9.625		05/02/21	—
	520,000	9.625		05/03/21	—

					33,824,692

Venezuela – 3.5%
	Petroleos de Venezuela SA (NR/NR)
	145,930,000	6.000		10/28/22	41,735,980
	Petroleos de Venezuela SA (CCC-/NR)
	82,650,000	6.000		05/16/24	25,125,600
	26,757,934	6.000		11/15/26	8,121,033
	17,520,000	5.375		04/12/27	5,256,000
	2,180,000	5.500		04/12/37	659,450

					80,898,063

	TOTAL CORPORATE OBLIGATIONS
	(Cost $ 559,791,665)				$565,240,109

Principal Amount		Interest Rate		Maturity Date	Value
Structured Notes – 1.0%
Russia – 0.2%
	Republic of Egypt (Issuer Citibank NA) (NR/NR)
	$55,475,000	1.000%		02/08/18	$2,953,188
	13,200,000	0.000	(e)	03/08/18	694,492

					3,647,680

United Kingdom(b)(e) – 0.2%
	Arab Republic of Egypt (Issuer HSBC Bank PLC) (NR/NR)
	81,400,000	0.000		06/07/18	4,109,247

United States(e) – 0.6%
	Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)
EGP	73,350,000	0.000		11/09/17	4,075,102
	146,650,000	0.000	(b)	05/10/18	7,458,544
	Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA) (NR/NR)(b)(e)
	52,300,000	0.000		07/26/18	2,577,812

					14,111,458

	TOTAL STRUCTURED NOTES
	(Cost $ 21,429,505)				$21,868,385

Municipal Debt Obligations(j) – 0.5%
Puerto Rico – 0.5%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CC/Caa3)(d)
	$975,000	6.000%		07/01/44	$733,687
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CC/Caa3)(d)
	305,000	5.125		07/01/37	218,075
	640,000	5.250		07/01/42	457,600
	80,000	6.000		07/01/47	59,000

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations(j) – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (CC/Caa3)(d)
$305,000	5.000%		07/01/33	$218,075
Puerto Rico Commonwealth GO Bonds Public Improvement Series 2006 A (D/Caa3)(d)
105,000	5.250		07/01/26	48,956
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (D/Caa3)(d)
135,000	5.500		07/01/32	62,269
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (D/Caa3)(d)
135,000	6.000		07/01/39	63,113
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Caa3)
110,000	4.000		07/01/21	49,090
140,000	4.500	(d)	07/01/26	63,875
1,210,000	5.500	(d)	07/01/26	565,675
390,000	5.000	(d)	07/01/41	176,963
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2009 B (D/Caa3)(d)
1,385,000	5.750		07/01/38	633,637
Puerto Rico Commonwealth GO Bonds Series 2008 A (D/Caa3)(d)
1,315,000	5.375		07/01/33	604,900
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Caa3)(d)
3,205,000	8.000		07/01/35	1,554,425
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (D/Ca)(d)
4,600,000	5.500		08/01/22	954,500
4,210,000	5.250		08/01/27	873,575
2,035,000	6.750		08/01/32	427,350
3,005,000	5.750		08/01/37	623,537
2,370,000	6.000		08/01/42	491,775
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (D/Ca)(d)
40,000	4.500		08/01/21	8,301
4,005,000	5.500		08/01/37	831,037
490,000	5.375		08/01/39	101,675
310,000	5.500		08/01/42	64,325
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (D/Ca)(d)
70,000	5.000		08/01/35	14,525
25,000	5.375		08/01/36	5,188
25,000	5.375		08/01/38	5,188
1,620,000	5.500		08/01/40	336,150
1,955,000	5.250		08/01/41	405,662
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (D/Ca)(d)
780,000	5.000		08/01/43	161,850
450,000	5.250		08/01/43	93,375

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $25,187,400)				$10,907,353

U.S. Treasury Obligations – 1.7%
United States Treasury Bonds(l)
$1,600,000	2.875		08/15/45	$1,608,160
10,440,000	2.875		11/15/46	10,478,628
United States Treasury Notes
1,900,000	1.125	(l)	07/31/21	1,853,849
1,540,000	2.250	(l)	01/31/24	1,553,691
23,980,000	2.000		09/30/24	23,921,729

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $39,244,399)				$39,416,057

Shares	Distribution Rate	Value
Investment Company(m) – 2.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
61,042,705	0.927%	$61,042,705
(Cost $61,042,705)

TOTAL INVESTMENTS – 95.6%
(Cost $ 2,169,828,667)		$2,220,982,903

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreement – 0.1%
Citigroup Reverse Repurchase Agreement (NR/NR)
$(3,240,000)	(0.500)%	06/05/18	$(3,240,000)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 4.5%			105,610,401

NET ASSETS – 100.0%			$2,323,353,304

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2017.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $608,388,769, which represents approximately 26.2% of net assets as of September 30, 2017.
(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2017.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2017, the value of securities pledged amounted to $3,207,000.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2017.
(h)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $32,240,442, which represents approximately 1.4% of net assets as of September 30, 2017.
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(j)	Security is currently in default and/or non-income producing.
(k)	Pay-in-kind securities.
(l)	A portion of this security is segragated as collateral for initial margin requirement on futures transactions.
(m)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
GO	—General Obligation
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MTN	—Medium Term Note
NR	—Not Rated
PLC	—Public Limited Company
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	24,465,143	USD	1,400,409	$1,404,348	10/11/17	$3,938
	ARS	12,178,146	USD	696,491	698,649	10/12/17	2,156
	ARS	64,636,787	USD	3,642,433	3,684,897	10/23/17	42,465
	ARS	60,955,065	USD	3,470,652	3,471,047	10/25/17	395
	ARS	47,479,464	USD	2,652,357	2,696,012	10/30/17	43,654
	ARS	50,354,078	USD	2,824,715	2,856,105	11/02/17	31,390
	ARS	61,489,943	USD	3,464,222	3,476,299	11/08/17	12,077
	ARS	18,674,920	USD	1,050,333	1,052,899	11/13/17	2,566
	ARS	43,417,727	USD	2,436,461	2,442,583	11/17/17	6,122
	BRL	46,889,053	USD	14,730,947	14,798,202	10/03/17	67,255
	BRL	121,886,522	USD	38,020,138	38,302,176	11/03/17	282,038
	CNH	98,662,115	USD	14,733,551	14,771,473	12/20/17	37,921

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	CZK	341,190,975	EUR	12,802,888	$15,523,140	10/03/17	$388,934
	CZK	166,104,433	EUR	6,221,000	7,571,867	11/09/17	203,536
	CZK	220,727,861	EUR	8,251,275	10,068,485	11/21/17	289,067
	CZK	409,520,800	EUR	15,665,597	18,681,282	11/22/17	113,397
	CZK	1,467,276,747	EUR	56,393,615	67,116,529	12/20/17	157,044
	CZK	341,556,358	EUR	12,804,522	15,644,293	01/03/18	427,917
	EUR	3,207,000	HUF	994,352,190	3,807,861	12/20/17	21,956
	EUR	4,566,469	PLN	19,612,366	5,422,039	12/20/17	46,053
	EUR	16,133,176	USD	19,023,273	19,080,322	10/12/17	57,049
	HKD	80,098,044	USD	10,251,946	10,254,479	10/03/17	2,533
	HKD	85,506,357	USD	10,981,000	10,990,211	03/27/18	9,211
	IDR	106,421,375,197	USD	7,827,708	7,878,766	11/02/17	51,058
	IDR	153,265,035,009	USD	11,228,208	11,286,224	12/20/17	58,016
	INR	151,894,238	USD	2,312,000	2,314,015	11/03/17	2,015
	KRW	3,738,865,303	USD	3,265,385	3,265,620	10/12/17	236
	KRW	825,863,592	USD	721,253	721,384	10/25/17	131
	PHP	316,162,598	USD	6,170,480	6,210,173	10/10/17	39,693
	PHP	193,799,954	USD	3,794,791	3,804,345	10/19/17	9,555
	PHP	575,932,263	USD	11,228,939	11,284,824	11/14/17	55,885
	PLN	14,143,386	EUR	3,265,000	3,876,872	12/20/17	145
	PLN	10,411,588	HUF	746,683,498	2,853,942	12/20/17	11,013
	RUB	1,263,922,013	USD	21,507,000	21,632,894	12/14/17	125,894
	SGD	2,092,247	USD	1,542,000	1,543,843	12/20/17	1,843
	TRY	28,095,979	USD	7,669,686	7,701,284	12/20/17	31,598
	TWD	209,964,335	USD	6,877,087	6,915,707	10/20/17	38,621
	TWD	146,567,907	USD	4,822,200	4,829,017	10/26/17	6,817
	USD	15,262,000	BRL	47,986,264	15,144,481	10/03/17	117,519
	USD	1,812,327	BRL	5,764,105	1,811,339	11/03/17	988
	USD	3,813,000	CLP	2,355,949,749	3,680,130	10/12/17	132,870
	USD	3,794,577	CLP	2,374,585,342	3,708,887	10/16/17	85,689
	USD	25,215,236	CNH	167,578,795	25,089,525	12/20/17	125,711
	USD	1,797,533	CNY	11,981,274	1,797,515	11/10/17	18
	USD	3,822,000	COP	11,174,037,420	3,792,186	10/25/17	29,814
	USD	13,450,043	EUR	11,221,431	13,271,318	10/12/17	178,724
	USD	59,113,328	EUR	49,220,499	58,442,419	12/20/17	670,909
	USD	13,950,645	HKD	108,084,016	13,837,358	10/03/17	113,287
	USD	15,064,741	HKD	116,930,426	14,972,726	10/10/17	92,015
	USD	49,870,661	HKD	386,198,111	49,638,400	03/27/18	232,261
	USD	13,641,000	HKD	105,665,437	13,591,527	05/11/18	49,473
	USD	19,105,000	HKD	148,219,191	19,098,196	09/19/18	6,804
	USD	8,622,161	IDR	114,028,799,553	8,458,469	10/10/17	163,693
	USD	1,262,803	IDR	16,970,804,700	1,258,209	10/16/17	4,594
	USD	11,465,000	IDR	152,349,442,300	11,293,164	10/18/17	171,836
	USD	3,721,699	INR	243,213,038	3,719,341	10/05/17	2,358
	USD	8,697,877	INR	557,038,158	8,511,405	10/10/17	186,472
	USD	29,598,542	INR	1,901,764,112	29,027,631	10/18/17	570,911
	USD	7,573,807	INR	491,947,808	7,501,889	10/25/17	71,918
	USD	12,183,234	KRW	13,894,977,979	12,132,854	10/02/17	50,379
	USD	23,546,303	KRW	26,874,419,011	23,472,534	10/10/17	73,769
	USD	14,982,281	KRW	16,943,571,199	14,798,946	10/12/17	183,335
	USD	5,308,253	KRW	6,015,370,134	5,254,366	10/25/17	53,887

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	1,882,963	KRW	2,155,220,666	$1,882,837	11/10/17	$126
	USD	30,658,129	MXN	549,070,536	30,120,881	10/06/17	537,248
	USD	30,521,781	MXN	551,061,939	29,871,119	12/20/17	650,660
	USD	3,382,424	PHP	172,025,463	3,378,982	10/10/17	3,442
	USD	7,659,000	PHP	388,727,882	7,627,187	10/26/17	31,813
	USD	1,542,000	PHP	78,479,165	1,539,169	11/02/17	2,831
	USD	14,249,947	RUB	829,068,469	14,190,076	12/14/17	59,870
	USD	19,661,480	SGD	26,419,886	19,494,905	12/20/17	166,575
	USD	3,847,000	THB	128,191,927	3,844,104	10/11/17	2,896
	USD	31,316,188	TRY	112,543,919	30,848,996	12/20/17	467,192
	USD	10,140,988	TWD	302,911,982	9,983,915	10/02/17	157,073
	USD	1,531,000	TWD	45,907,035	1,511,990	10/19/17	19,010
	USD	58,835,252	TWD	1,774,262,056	58,439,817	10/20/17	395,434
	USD	20,394,404	TWD	614,462,868	20,241,892	10/23/17	152,512
	USD	10,639,453	TWD	321,364,682	10,588,099	10/26/17	51,354
	USD	1,865,036	TWD	56,531,107	1,862,916	10/31/17	2,120
	USD	25,390,894	ZAR	341,449,125	25,036,415	11/14/17	354,479
	USD	1,795,863	ZAR	24,611,066	1,794,250	12/20/17	1,613
	ZAR	158,858,237	USD	11,540,000	11,581,430	12/20/17	41,430
TOTAL							$9,148,106

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	BRL	114,599,178	USD	36,530,886	$36,167,540	10/03/17	$(363,347)
	BRL	75,911	USD	24,130	23,855	11/03/17	(275)
	CNH	146,825,867	USD	22,172,000	21,982,444	12/20/17	(189,556)
	CNY	51,040,422	USD	7,737,778	7,666,402	10/26/17	(71,376)
	CNY	41,349,579	USD	6,239,092	6,188,605	12/14/17	(50,486)
	COP	19,590,805,512	USD	6,735,244	6,648,624	10/25/17	(86,620)
	EUR	13,112,643	CZK	341,190,975	15,500,366	10/03/17	(22,774)
	EUR	1,029,633	USD	1,225,809	1,217,722	10/12/17	(8,087)
	HKD	27,985,971	USD	3,583,122	3,582,878	10/03/17	(243)
	HUF	1,020,382,272	EUR	3,276,000	3,885,012	12/20/17	(4,776)
	HUF	4,960,156,326	USD	19,532,019	18,885,343	12/20/17	(646,676)
	IDR	153,265,035,009	USD	11,454,508	11,373,968	10/05/17	(80,540)
	IDR	157,845,898,662	USD	11,829,653	11,708,749	10/10/17	(120,904)
	IDR	185,707,263,895	USD	13,844,595	13,768,265	10/16/17	(76,329)
	IDR	86,178,591,873	USD	6,460,779	6,383,692	10/26/17	(77,087)
	IDR	103,761,876,190	USD	7,693,000	7,683,504	10/31/17	(9,496)
	IDR	129,914,612,569	USD	9,644,737	9,603,789	11/16/17	(40,949)
	INR	243,213,038	USD	3,797,000	3,719,341	10/05/17	(77,659)
	INR	1,190,843,376	USD	18,514,768	18,195,791	10/10/17	(318,976)
	INR	2,292,416,675	USD	35,560,965	34,990,366	10/18/17	(570,598)
	INR	1,550,216,347	USD	23,801,879	23,639,807	10/25/17	(162,071)
	INR	1,561,271,944	USD	23,961,731	23,805,241	10/26/17	(156,490)
	INR	243,213,038	USD	3,707,798	3,705,200	11/03/17	(2,598)
	KRW	13,894,977,979	USD	12,361,601	12,132,855	10/02/17	(228,747)

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	KRW	26,874,419,011	USD	23,841,326	$23,472,534	10/10/17	$(368,791)
	KRW	13,204,705,896	USD	11,685,786	11,533,326	10/12/17	(152,461)
	KRW	22,152,746,482	USD	19,511,312	19,350,206	10/25/17	(161,106)
	KRW	36,825,938,232	USD	32,285,954	32,176,255	11/22/17	(109,699)
	MXN	357,155,598	USD	19,998,522	19,592,822	10/06/17	(405,699)
	MXN	1,250,952,490	USD	69,371,335	67,809,716	12/20/17	(1,561,621)
	PEN	12,251,852	USD	3,773,000	3,752,391	10/05/17	(20,609)
	PEN	24,667,460	USD	7,614,000	7,553,690	10/10/17	(60,310)
	PEN	24,258,078	USD	7,436,566	7,405,856	12/14/17	(30,710)
	PLN	263,970,751	EUR	61,788,346	72,357,560	12/20/17	(1,007,409)
	PLN	100,636,472	USD	28,299,674	27,585,668	12/20/17	(714,006)
	RUB	3,299,139,725	USD	56,639,241	56,467,043	12/14/17	(172,198)
	SGD	27,126,387	USD	20,161,731	20,016,225	12/20/17	(145,507)
	THB	126,088,284	USD	3,813,000	3,781,022	10/11/17	(31,978)
	TRY	104,761,115	USD	29,529,703	28,715,678	12/20/17	(814,024)
	TWD	399,589,119	USD	13,294,820	13,170,373	10/02/17	(124,447)
	TWD	113,576,760	USD	3,784,000	3,740,507	10/05/17	(43,493)
	TWD	682,962,714	USD	22,585,767	22,495,107	10/20/17	(90,660)
	TWD	187,658,986	USD	6,235,050	6,181,940	10/23/17	(53,110)
	TWD	336,888,348	USD	11,131,040	11,099,562	10/26/17	(31,477)
	USD	35,549,565	BRL	113,501,966	35,821,260	10/03/17	(271,695)
	USD	1,687,455	CNH	11,301,731	1,692,070	12/20/17	(4,615)
	USD	8,101,659	CNY	54,167,289	8,126,556	11/10/17	(24,897)
	USD	3,077,000	COP	9,086,064,069	3,081,468	10/31/17	(4,468)
	USD	193,441,992	EUR	164,101,331	194,078,729	10/12/17	(636,737)
	USD	11,331,980	IDR	153,265,035,009	11,373,968	10/05/17	(41,988)
	USD	9,972,864	INR	658,350,853	10,029,568	11/03/17	(56,704)
	USD	18,872,659	KRW	21,675,547,504	18,936,121	11/10/17	(63,462)
	USD	3,266,697	KRW	3,738,865,303	3,266,792	11/22/17	(95)
	USD	3,832,000	PHP	196,243,043	3,852,304	10/19/17	(20,304)
	USD	3,829,000	PHP	195,682,960	3,841,047	10/20/17	(12,047)
	USD	3,847,000	PHP	196,633,788	3,858,130	10/26/17	(11,130)
	USD	22,988,422	RUB	1,354,037,026	23,175,274	12/14/17	(186,852)
	USD	19,201,912	SGD	26,151,252	19,296,684	12/20/17	(94,772)
	USD	2,308,000	TRY	8,421,177	2,308,297	12/20/17	(297)
	USD	3,186,458	TWD	96,677,137	3,186,458	10/02/17	—
	USD	3,732,394	TWD	113,576,760	3,740,507	10/05/17	(8,113)
	USD	9,159,082	TWD	279,690,883	9,212,328	10/20/17	(53,246)
	USD	8,101,659	TWD	246,480,020	8,122,457	10/31/17	(20,798)
	ZAR	547,953,304	USD	41,347,763	39,948,091	12/20/17	(1,399,671)
TOTAL							$(12,377,866)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	424	12/19/17	$70,013,000	$(1,204,894)
2 Year U.S. Treasury Notes	707	12/29/17	152,502,110	(291,490)
5 Year U.S. Treasury Notes	1,566	12/29/17	184,005,000	(845,222)
20 Year U.S. Treasury Bonds	526	12/19/17	80,379,375	(1,392,736)
Total				$(3,734,342)
Short position contracts:
Eurodollars	(467)	12/17/18	(114,572,613)	(41,595)
10 Year U.S. Treasury Notes	(643)	12/19/17	(80,575,937)	370,589
Total				$328,994
TOTAL				$(3,405,348)

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)*
3M KWCDC(a)	2.239%	MS & Co. Int. PLC	10/06/17	KRW	18,832,760	$37,187
	2.250	MS & Co. Int. PLC	10/13/17		767,460	1,457
	2.245	MS & Co. Int. PLC	10/14/17		3,709,820	7,153
	2.250	MS & Co. Int. PLC	10/14/17		3,709,830	7,195
	2.240	MS & Co. Int. PLC	10/14/17		4,044,740	7,752
	2.060	MS & Co. Int. PLC	11/04/17		7,739,660	11,719
1M BID Avg(b)	14.460	MS & Co. Int. PLC	01/02/18	BRL	8,360	109,828
5.180%(b)	Mexico IB TIIE 28D	MS & Co. Int. PLC	09/25/18	MXN	60,090	68,422
1M BID Avg(c)	9.115	MS & Co. Int. PLC	01/02/20	BRL	46,940	260,499
11.743(c)	1M BID Avg	MS & Co. Int. PLC	01/04/21		21,500	(489,054)
10.950(b)	1M BID Avg	MS & Co. Int. PLC	01/04/21		59,390	(1,034,373)
Mexico IB TIIE 28D(b)	6.930	MS & Co. Int. PLC	03/03/26	MXN	14,640	(4,106)
TOTAL						$(1,016,321)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.
(a)	Payments made quarterly.
(b)	Payments made monthly.
(c)	Payments made at maturity.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount(a)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
0.000%(b)	6M EURO(c)	12/20/19	EUR	$4,400	$(13,313)	$(16,556)	$3,243
0.250(b)	6M EURO(c)	12/20/20		14,640	(126,842)	(159,017)	32,175
Mexico IB TIIE 28D(c)	6.750%	12/14/22	MXN	1,324,450	(106,444)	(41,133)	(65,311)
0.250(b)	6M EURO(c)	12/20/22	EUR	32,250	106,821	14,735	92,086
2.450(b)	6M WIBOR(c)	12/20/22	PLN	69,000	61,741	(137,662)	199,403
0.500(b)	6M EURO(c)	12/20/24	EUR	36,040	259,970	(92,581)	352,551
1.000(b)	6M EURO(c)	12/20/27		43,770	(210,869)	(742,169)	531,300
1.500(b)	6M EURO(c)	12/20/37		14,970	69,450	(307,589)	377,039
1.500(b)	6M EURO(c)	12/20/47		160	5,326	(738)	6,064
TOTAL					$45,840	$(1,482,710)	$1,528,550

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(b)	Payments made annually.
(c)	Payments made semi-annually.
(d)	Payments made monthly.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at September 30, 2017(b)	Counterparty	Termination Date	Notional Amount	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 4.250% 10/28/17	(1.000)%	0.191%	BoA Securities LLC	03/20/19	$1,100	$(13,400)	$(610)	$(12,790)
People’s Republic of China, 4.250% 10/28/17	(1.000)	0.240	BoA Securities LLC	06/20/19	2,680	(37,265)	(5,659)	(31,606)
People’s Republic of China, 7.500% 10/28/17	(1.000)	0.447	BoA Securities LLC	12/20/20	9,500	(188,914)	54,080	(242,994)
People’s Republic of China, 7.500% 10/28/17	(1.000)	0.637	BoA Securities LLC	06/20/21	8,370	(171,287)	73,019	(244,306)
People’s Republic of China, 7.500% 10/28/17	(1.000)	1.759	BoA Securities LLC	06/20/21	4,300	(87,997)	29,775	(117,772)
Republic of Turkey, 11.875%, 01/15/30	(1.000)	0.191	BoA Securities LLC	12/20/21	3,640	73,369	247,092	(173,723)
People’s Republic of China, 4.250% 10/28/17	(1.000)	0.212	Barclays Bank PLC	03/20/19	4,140	(50,430)	(4,750)	(45,680)
People’s Republic of China, 4.250% 10/28/17	(1.000)	0.241	Barclays Bank PLC	09/20/19	3,350	(50,896)	(19,168)	(31,728)
People’s Republic of China, 7.500% 10/28/17	(1.000)	0.511	Barclays Bank PLC	03/20/19	8,490	(103,422)	(41,597)	(61,825)
People’s Republic of China, 7.500% 10/28/17	(1.000)	0.617	Barclays Bank PLC	06/20/21	7,030	(143,866)	28,452	(172,318)
People’s Republic of China, 7.500% 10/28/17	(1.000)	0.570	Barclays Bank PLC	12/20/21	17,730	(372,960)	(26,579)	(346,381)
People’s Republic of China, 7.500% 10/28/17	(1.000)	1.702	Barclays Bank PLC	6/20/22	18,480	(364,275)	(163,530)	(200,745)
Republic of South Africa, 5.500%, 03/09/20	(1.000)	0.212	Barclays Bank PLC	06/20/22	1,800	55,370	67,925	(12,555)
People’s Republic of China, 4.250% 10/28/17	(1.000)	0.240	Citibank NA	03/20/19	31,240	(380,552)	(42,410)	(338,142)

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/ Index(a)	Financing Rate Received/(Paid) by the Fund	Credit Spread at September 30, 2017(b)	Counterparty	Termination Date	Notional Amount	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
People’s Republic of China, 4.250% 10/28/17	(1.000)%	0.447%	Citibank NA	06/20/19	$21,330	$(296,597)	$(25,625)	$(270,972)
People’s Republic of China, 7.500% 10/28/17	(1.000)	0.637	Citibank NA	12/20/20	20,690	(411,436)	139,662	(551,098)
People’s Republic of China, 7.500% 10/28/17	(1.000)	1.511	Citibank NA	06/20/21	67,670	(1,384,832)	348,165	(1,732,997)
People’s Republic of China, 7.500% 10/28/17	(1.000)	0.700	Citibank NA	06/20/21	12,100	(247,621)	40,636	(288,257)
People’s Republic of China, 7.500% 10/28/17	(1.000)	1.702	Citibank NA	6/20/22	9,400	(185,292)	(134,032)	(51,260)
Republic of Turkey, 11.875%, 01/15/30	(1.000)	0.379	Citibank NA	12/20/21	690	13,908	46,267	(32,359)
Republic of South Africa, 4.300%, 10/12/28	(1.000)	0.511	Citibank NA	6/20/22	920	28,301	37,641	(9,340)
People’s Republic of China, 7.500% 10/28/17	(1.000)	0.490	Deutsche Bank AG	12/20/20	5,280	(104,996)	31,245	(136,241)
People’s Republic of China, 7.500% 10/28/17	(1.000)	1.759	Deutsche Bank AG	06/20/21	28,030	(573,619)	81,075	(654,694)
People’s Republic of China, 7.500% 10/28/17	(1.000)	1.702	Deutsche Bank AG	12/20/21	15,570	(327,523)	48,946	(376,469)
Republic of Turkey, 11.875%, 01/15/30	(1.000)	1.702	Deutsche Bank AG	12/20/21	2,460	49,585	166,112	(116,527)
Republic of South Africa, 4.300%, 10/12/28	(1.000)	0.212	Deutsche Bank AG	06/20/22	2,470	75,980	98,450	(22,470)
Republic of South Africa, 5.500%, 03/09/20	(1.000)	0.240	Deutsche Bank AG	06/20/22	2,480	76,288	102,176	(25,888)
People’s Republic of China, 4.250% 10/28/17	(1.000)	0.550	JPMorgan Securities, Inc.	03/20/19	10,100	(123,033)	(18,293)	(104,740)
People’s Republic of China, 4.250% 10/28/17	(1.000)	0.511	JPMorgan Securities, Inc.	06/20/19	2,690	(37,405)	(5,263)	(32,142)
People’s Republic of China, 7.500% 10/28/17	(1.000)	0.490	JPMorgan Securities, Inc.	12/20/20	18,200	(361,918)	86,522	(448,440)
People’s Republic of China, 7.500% 10/28/17	(1.000)	0.700	JPMorgan Securities, Inc.	06/20/21	21,650	(443,054)	56,770	(499,824)
People’s Republic of China, 7.500% 10/28/17	(1.000)	1.702	JPMorgan Securities, Inc.	12/20/21	1,650	(34,708)	5,238	(39,946)
People’s Republic of China, 7.500% 10/28/17	(1.000)	1.759	JPMorgan Securities, Inc.	06/20/22	14,680	(289,359)	(206,320)	(83,039)
Republic of South Africa, 5.500%, 03/09/20	(1.000)	0.442	JPMorgan Securities, Inc.	06/20/22	1,910	58,754	72,329	(13,575)
Republic of Turkey, 11.875%, 01/15/30	(1.000)	1.511	MS & Co. Int. PLC	12/20/21	1,430	28,824	94,438	(65,614)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	1.511	UBS AG (London)	06/20/21	18,520	(379,002)	63,589	(442,591)

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/ Index(a)	Financing Rate Received/(Paid) by the Fund	Credit Spread at September 30, 2017(b)	Counterparty	Termination Date	Notional Amount	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
Republic of Colombia, 10.375%, 01/28/33	1.000%	0.661%	Barclays Bank PLC	12/20/19	$5,720	$70,448	$(105,433)	$175,881
Republic of Chile, 3.875%, 08/05/20	1.000	0.441	Citibank NA	12/20/20	11,510	246,517	(101,162)	347,679
TOTAL						$(6,388,315)	$1,119,173	$(7,507,488)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2017(b)	Termination Date	Notional Amount	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.EM Index 28	(1.000)%	1.853%	12/20/22	$7,410	$296,754	$306,769	$(10,015)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OPTIONS CONTRACTS — At September 30, 2017, the Fund had following options contracts:

PURCHASED OPTIONS ON FUTURES CONTRACTS

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Puts:
Eurodollar Futures	MS & Co. LLC	$98.00	06/15/18	533	$1,332,500	$206,538	$147,774	$58,763

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BoA Securities LLC	—Bank of America Securities LLC
CDX.EM Index 28	—CDX Emerging Markets Index 28
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – 3.3%
Consumer Cyclical Services – 0.2%
Asurion LLC (B+/Ba3)(1 mo. LIBOR + 3.000%)
$7,462,500	4.235%	11/03/23	$7,492,574

Diversified Manufacturing – 0.2%
Cortes NP Acquisition Corp. (B+/Ba3) (1 mo. LIBOR + 4.000%)
5,588,308	5.239	11/30/23	5,627,873

Energy(b) – 0.3%
American Energy – Marcellus LLC (D/Ca) (1 mo. LIBOR + 4.250%)
11,500,055	5.485	08/04/20	8,502,911
American Energy – Marcellus LLC (D/C) (1 mo. LIBOR + 7.500%)
3,275,000	8.736	08/04/21	206,063

			8,708,974

Energy – Exploration & Production(b)(c) – 0.0%
Blue Ridge Mountain Resources, Inc. (NR/NR) (PIK + 7.000%)
1,068,267	8.312	05/06/19	1,068,267

Entertainment & Leisure – 0.2%
Intrawest Resorts Holdings, Inc. (B/B2) (1 mo. LIBOR + 3.250%)
6,961,176	4.485	07/31/24	6,991,666

Environmental – 0.1%
Wrangler Buyer Corp. (B/B1)
1,525,000	3.000	09/20/24	1,531,985

Food & Beverages(b) – 0.3%
Shearer’s Foods, Inc. (CCC+/Caa2) (3 mo. LIBOR + 6.750%)
12,250,000	8.083	06/30/22	11,576,250

Health Care – Services – 0.2%
MPH Acquisition Holdings LLC (B+/B1) (3 mo. LIBOR + 3.000%)
3,579,426	4.333	06/07/23	3,605,162
Team Health Holdings, Inc. (NR/NR) (1 mo. LIBOR + 2.750%)
4,751,125	3.985	02/06/24	4,659,096

			8,264,258

Media – Non Cable – 0.3%
Getty Images, Inc. (CCC/B3) (3 mo. LIBOR + 3.500%)
13,195,151	4.833	10/18/19	11,386,360

Noncaptive – Financial – 0.3%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. (BBB-/Ba1) (1 mo. LIBOR + 2.750%)
8,628,375	3.986	04/03/22	8,644,510

Pharmaceuticals – 0.2%
Alphabet Holding Co., Inc. (B/B1)
6,175,000	4.500	09/26/24	6,097,812

Pipelines – 0.2%
BCP Raptor LLC (B+/B3)(1 Week LIBOR + 4.250%)
5,586,000	5.522	06/24/24	5,622,644

Retailers – 0.3%
PetSmart, Inc. (B/Ba3) (1 mo. LIBOR + 3.000%)
10,897,130	4.240	03/11/22	9,189,877

Bank Loans(a) – (continued)
Retailers – (continued)
True Religion Apparel, Inc. (NR/WR) (3 mo. LIBOR + 4.875%)(b)(c)
8,250,750	6.022	07/30/19	2,103,941
6,825,000	11.000	01/30/20	395,850

			11,689,668

Services Cyclical – Business Services – 0.5%
First Data Corp. (BB/Ba3) (1 mo. LIBOR + 2.250%)
18,700,000	3.487	07/08/22	18,725,993

TOTAL BANK LOANS
(Cost $132,784,403)			$113,428,834

Corporate Obligations – 89.8%
Aerospace & Defense – 0.7%
Arconic, Inc. (BBB-/Ba2)
$5,400,000	6.150%	08/15/20	$5,898,119
4,050,000	6.750	01/15/28	4,713,188
6,350,000	5.950	02/01/37	6,733,774
TransDigm, Inc. (B-/B3)(d)
5,000,000	6.500	05/15/25	5,143,750
3,300,000	6.375	06/15/26	3,382,500

			25,871,331

Automotive – 1.1%
American Axle & Manufacturing, Inc. (B/B2)(d)(e)(l)
15,000,000	6.250	04/01/25	15,281,250
CB Lear Corp. (NR/NR)(b)(c)
6,750,000	8.500	12/01/13	—
Cooper-Standard Automotive, Inc. (B+/B2)(d)(e)
10,000,000	5.625	11/15/26	10,212,500
Delphi Jersey Holdings PLC (BB/B1)(e)
8,650,000	5.000	10/01/25	8,778,721
General Motors Liquidation Co. (NR/NR)(b)(c)
7,125,000	7.125	07/15/13	—
2,000,000	7.700	04/15/16	—
1,000,000	8.800	03/01/49	—
14,500,000	8.375	07/15/49	—
The Goodyear Tire & Rubber Co. (BB/Ba3)(d)
5,000,000	5.000	05/31/26	5,212,500

			39,484,971

Banks – 3.7%
Bank of America Corp. (BB+/Ba2) (3M USD LIBOR + 3.705%)(d)(j)
7,000,000	6.250	09/29/49	7,717,500

1,830,000	8.125	12/29/49	1,878,038
(3M USD LIBOR + 3.630%)(d)(j)
7,000,000	8.000	12/31/49	7,105,000
Barclays PLC (B+/Ba2) (5 year USD Swap + 6.772%)(d)(j)
8,250,000	7.875	12/29/49	8,975,752
CIT Group, Inc. (BB+/Ba2)
2,000,000	5.500 (e)	02/15/19	2,087,500
9,500,000	5.000	08/15/22	10,260,000

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
	Citigroup, Inc. (BB+/Ba2) (3M USD LIBOR + 4.230%)(d)(j)
	$8,000,000	5.900%		12/29/49	$8,590,000
	(3M USD LIBOR + 3.423%)(d)(j)
	5,000,000	6.300		12/29/49	5,412,500
	Credit Suisse Group AG (BB/NR) (5 year USD Swap + 4.598%)(d)(e)(j)
	10,000,000	7.500		12/29/49	11,300,000
	Deutsche Bank AG (BB+/Ba2)
	10,000,000	4.500		04/01/25	10,021,150
	Intesa Sanpaolo SpA (BB/Ba1)(e)
	2,500,000	5.017		06/26/24	2,543,750
	6,500,000	5.710		01/15/26	6,857,500
	Royal Bank of Scotland Group PLC (B/Ba3) (5 year USD Swap + 5.800%)(d)(j)
	12,000,000	7.500		12/29/49	12,585,000
	Royal Bank of Scotland Group PLC (B+/Ba3) (3M USD LIBOR + 2.320%)(d)(j)
	4,800,000	3.655		12/31/49	4,596,000
	UBS Group AG (BB+/NR) (5 year USD Swap + 4.590%)(j)
	10,000,000	6.875		12/29/49	10,845,100
	UniCredit SpA (BB/Ba1) (5 year USD ICE Swap + 3.703%)(d)(e)(j)
	9,300,000	5.861		06/19/32	9,705,071
	Westpac Banking Corp. (BB+/Baa2)(d)
	6,025,000	5.000		09/21/99	6,018,487

					126,498,348

Biotechnology(d)(e)(f) – 0.2%
	Sterigenics-Nordion Topco LLC (CCC+/Caa2)
	7,000,000	8.125		11/01/21	7,140,000

Building Materials(d) – 2.1%
	Atrium Windows & Doors, Inc. (B-/Caa1)(e)
	10,450,000	7.750		05/01/19	10,554,500
	BMC East LLC (BB-/B2)(e)
	6,150,000	5.500		10/01/24	6,411,375
	Cemex SAB de CV (BB/NR)(e)
	5,000,000	7.750		04/16/26	5,745,000
	Masonite International Corp. (BB/Ba3)(e)
	7,950,000	5.625		03/15/23	8,347,500
	Standard Industries, Inc. (BBB-/Ba2)(e)
	7,000,000	5.375		11/15/24	7,385,000
	9,600,000	5.000		02/15/27	10,008,000
	Summit Materials LLC/Summit Materials Finance Corp. (BB-/B3)
	11,450,000	6.125		07/15/23	12,022,500
	Summit Materials LLC/Summit Materials Finance Corp. (BB-/B3)(e)
	1,700,000	5.125		06/01/25	1,748,875
	USG Corp. (BB+/Ba2)(e)
	9,100,000	4.875		06/01/27	9,498,125

					71,720,875

Capital Goods – 0.0%
	LyondellBasell Industries NV (NR/NR)(k)
EUR	2,250,000	1.000		08/15/15	19,945

Corporate Obligations – (continued)
Chemicals – 1.7%
	Kraton Polymers LLC/Kraton Polymers Capital Corp. (B-/B3)(d)(e)
	$3,450,000	7.000		04/15/25	3,700,125
	Momentive Performance Materials, Inc. (NR/NR)(b)(c)
	3,110,000	8.875		10/15/20	—
	Nell AF SARL (NR/NR)(c)
	10,625,000	8.375		12/30/49	26,563
	PQ Corp. (BB+/B2)(d)(e)
	5,850,000	6.750		11/15/22	6,318,000
	SPCM SA (BB+/Ba2)(d)(e)
	4,950,000	4.875		09/15/25	5,123,250
	Valvoline, Inc. (BB+/Ba3)(d)(e)
	4,150,000	5.500		07/15/24	4,419,750
	9,000,000	4.375		08/15/25	9,135,000
	Versum Materials, Inc. (BB/Ba3)(d)(e)
	14,000,000	5.500		09/30/24	14,840,000
	WR Grace & Co-Conn (BB+/Ba3)(e)
	2,400,000	5.125		10/01/21	2,604,000
	12,200,000	5.625		10/01/24	13,420,000

					59,586,688

Commercial Services(d) – 2.4%
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (BB-/B1)(e)(l)
	7,350,000	5.250		03/15/25	7,340,812
	Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)(e)
	9,350,000	5.000		04/15/22	9,677,250
	Southern Graphics, Inc. (CCC+/Caa1)(e)
	11,000,000	8.375		10/15/20	11,206,250
	Team Health Holdings, Inc. (CCC+/Caa1)(e)(l)
	14,000,000	6.375		02/01/25	13,265,000
	The Hertz Corp. (B-/B3)
	3,700,000	5.875		10/15/20	3,653,750
	1,750,000	7.375	(l)	01/15/21	1,754,375
	The Hertz Corp. (BB-/B1)(e)(l)
	6,650,000	7.625		06/01/22	6,849,500
	United Rentals North America, Inc. (BB+/Ba1)
	3,300,000	4.625		07/15/23	3,440,250
	United Rentals North America, Inc. (BB-/Ba3)
	12,200,000	4.625		10/15/25	12,337,250
	6,000,000	5.875		09/15/26	6,517,500
	WEX, Inc. (BB-/Ba3)(e)
	7,000,000	4.750		02/01/23	7,175,000

					83,216,937

Computers(d) – 1.3%
	Dell International LLC/EMC Corp. (BB/Ba2)(e)
	4,000,000	5.875		06/15/21	4,180,000
	Dell International LLC/EMC Corp. (BBB-/Baa3)(e)
	8,000,000	5.450		06/15/23	8,755,196
	NCR Corp. (BB/B1)
	9,700,000	5.000		07/15/22	9,942,500
	Western Digital Corp. (BB+/Ba2)
	19,100,000	10.500		04/01/24	22,442,500

					45,320,196

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Distribution & Wholesale(d)(e) – 0.5%
H&E Equipment Services, Inc. (BB-/B2)
$6,650,000	5.625%		09/01/25	$7,015,750
Performance Food Group, Inc. (BB-/B2)
11,000,000	5.500		06/01/24	11,385,000

				18,400,750

Diversified Financial Services – 2.6%
Abe Investment Holdings, Inc./Getty Images, Inc. (CC/Caa3)(d)(e)
2,950,000	7.000		10/15/20	1,858,500
Ally Financial, Inc. (BB+/NR)
2,600,000	3.600		05/21/18	2,619,500
Ally Financial, Inc. (BB+/Ba3)
8,000,000	3.750		11/18/19	8,170,000
Ally Financial, Inc. (BB+/NR)
2,000,000	4.250		04/15/21	2,072,500
8,450,000	4.125		02/13/22	8,714,062
Ally Financial, Inc. (BB+/Ba3)
700,000	5.125		09/30/24	756,875
10,000,000	8.000		11/01/31	12,900,000
Intelsat Connect Finance SA (CCC-/Ca)(d)(e)
10,000,000	12.500		04/01/22	9,750,000
Jefferies LoanCore LLC/JLC Finance Corp. (B/B1)(d)(e)
5,000,000	6.875		06/01/20	5,175,000
Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)(d)
5,000,000	7.875		10/01/20	5,112,500
Navient Corp. (B+/Ba3)
12,000,000	5.500		01/15/19	12,419,412
6,000,000	5.875		03/25/21	6,291,348
2,850,000	6.625		07/26/21	3,055,052
10,000,000	6.125		03/25/24	10,302,170

				89,196,919

Electrical – 1.9%
Calpine Corp. (B/B2)(d)
5,000,000	5.375		01/15/23	4,856,250
5,000,000	5.500		02/01/24	4,737,500
6,100,000	5.750		01/15/25	5,749,250
Calpine Corp. (BB/Ba2)(d)(e)
10,550,000	5.250		06/01/26	10,497,250
Dynegy, Inc. (B+/B3)(d)
22,400,000	7.375		11/01/22	23,352,000
5,850,000	7.625		11/01/24	6,062,063
NRG Energy, Inc. (BB-/B1)
6,414,000	7.625		01/15/18	6,526,245
5,200,000	6.250	(d)	07/15/22	5,447,000

				67,227,558

Electrical Components & Equipment(d) – 0.2%
WESCO Distribution, Inc. (BB-/B1)
8,000,000	5.375		12/15/21	8,250,000

Energy – Exploration & Production(b)(c) – 0.0%
Berry Petroleum Co. LLC (NR/NR)
2,050,000	6.750		11/01/20	—
28,160,000	6.375		09/15/22	—

				—

Corporate Obligations – (continued)
Engineering & Construction(d) – 0.5%
AECOM (BB/Ba3)
9,000,000	5.875		10/15/24	9,956,250
6,900,000	5.125		03/15/27	7,115,625

				17,071,875

Entertainment – 1.9%
Cinemark USA, Inc. (BB/B2)(d)
5,850,000	4.875		06/01/23	5,908,500
GLP Capital LP/GLP Financing II, Inc. (BB+/Ba1)
9,000,000	5.375		04/15/26	9,832,500
Lions Gate Entertainment Corp. (B-/B2)(d)(e)
5,000,000	5.875		11/01/24	5,237,500
Mohegan Gaming & Entertainment (B-/B3)(d)(e)(l)
16,000,000	7.875		10/15/24	17,000,000
New Cotai LLC/New Cotai Capital Corp. (NR/NR)(d)(e)(f)
2,636,814	10.625		05/01/19	2,460,752
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (B/B2)(d)(e)
10,000,000	6.125		08/15/21	10,087,500
Scientific Games International, Inc. (B-/Caa1)(d)
12,150,000	10.000		12/01/22	13,425,750

				63,952,502

Environmental(d)(e) – 0.6%
CD&R Waterworks Merger Sub LLC (B-/Caa1)
17,300,000	6.125		08/15/25	17,754,125
Wrangler Buyer Corp. (NR/Caa1)
3,150,000	6.000		10/01/25	3,205,125

				20,959,250

Food & Drug Retailing(d)(e) – 0.9%
Chobani LLC/Chobani Finance Corp., Inc. (CCC+/Caa2)
9,150,000	7.500		04/15/25	9,950,625
Post Holdings, Inc. (B/B3)
6,600,000	5.000		08/15/26	6,583,500
6,300,000	5.750		03/01/27	6,489,000
Shearer’s Foods LLC/Chip Finance Corp. (B/B3)
6,957,000	9.000		11/01/19	7,148,318

				30,171,443

Gaming – 3.1%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope (B/Caa1)(d)
12,825,000	11.000		10/01/21	13,642,594
MGM Resorts International (BB-/Ba3)
25,020,000	8.625		02/01/19	27,021,600
19,050,000	6.750		10/01/20	20,978,812
25,450,000	6.625		12/15/21	28,631,250
13,000,000	7.750		03/15/22	15,210,000

				105,484,256

Gas(d) – 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
7,000,000	5.750		05/20/27	7,157,500

Hardware(d) – 0.2%
CDW LLC/CDW Finance Corp. (BB-/Ba3)
7,100,000	5.000		09/01/25	7,472,750

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Healthcare Providers & Services – 4.8%
Acadia Healthcare Co., Inc. (B/B3)(d)
$8,350,000	5.625%		02/15/23	$8,757,062
Centene Corp. (BB+/Ba2)(d)
6,550,000	6.125		02/15/24	7,074,000
1,930,000	4.750		01/15/25	2,002,375
CHS/Community Health Systems, Inc. (CCC/Caa2)(d)
8,650,000	8.000		11/15/19	8,433,750
13,500,000	7.125	(l)	07/15/20	12,183,750
HCA, Inc. (BBB-/Ba1)
25,000,000	6.500		02/15/20	27,218,750
HCA, Inc. (B+/B1)
10,000,000	7.500		02/15/22	11,475,000
HCA, Inc. (BBB-/Ba1)
18,000,000	5.000		03/15/24	19,170,000
HCA, Inc. (B+/B1)
11,100,000	5.375		02/01/25	11,710,500
HCA, Inc. (BBB-/Ba1)
15,000,000	5.250		04/15/25	16,218,750
MPH Acquisition Holdings LLC (B-/Caa1)(d)(e)
5,900,000	7.125		06/01/24	6,335,125
Tenet Healthcare Corp. (B-/Ba3)(d)(e)
5,000,000	7.500		01/01/22	5,287,500
Tenet Healthcare Corp. (CCC+/Caa1)
6,050,000	8.125		04/01/22	6,155,875
5,950,000	6.750	(l)	06/15/23	5,712,000
Tenet Healthcare Corp. (B-/Ba3)(d)(e)
14,000,000	5.125		05/01/25	13,825,000
Tenet Healthcare Corp. (CCC+/Caa1)(d)(e)(l)
6,450,000	7.000		08/01/25	6,030,750

				167,590,187

Home Builders – 2.4%
Beazer Homes USA, Inc. (NR/B3)(d)
7,150,000	8.750		03/15/22	7,900,750
Beazer Homes USA, Inc. (B-/B3)(d)
10,350,000	7.250		02/01/23	10,751,063
6,400,000	5.875	(e)	10/15/27	6,392,000
Brookfield Residential Properties, Inc. (B+/B1)(d)(e)
2,900,000	6.500		12/15/20	2,983,375
5,000,000	6.125		07/01/22	5,229,000
6,500,000	6.375		05/15/25	6,877,650
Lennar Corp. (BB+/Ba1)(d)
8,000,000	4.750		11/15/22	8,460,000
Shea Homes LP/Shea Homes Funding Corp. (BB-/B1)(d)(e)
1,550,000	5.875		04/01/23	1,588,750
Toll Brothers Finance Corp. (BB+/Ba1)(d)
9,000,000	4.375		04/15/23	9,419,247
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (BB-/Ba3)
8,000,000	5.875		06/15/24	8,560,000
William Lyon Homes, Inc. (B-/B3)(d)
400,000	7.000		08/15/22	414,000
12,500,000	5.875		01/31/25	12,812,500

				81,388,335

Household Products(d) – 0.2%
Spectrum Brands, Inc. (BB-/B2)
5,000,000	6.625		11/15/22	5,200,000

Corporate Obligations – (continued)
Insurance(d)(e) – 0.4%
Fidelity & Guaranty Life Holdings, Inc. (BB-/Ba2)
5,000,000	6.375		04/01/21	5,143,750
USIS Merger Sub, Inc. (CCC+/Caa2)
9,400,000	6.875		05/01/25	9,552,750

				14,696,500

Internet – 0.9%
Symantec Corp. (BB+/Baa3)(d)(e)
20,000,000	5.000		04/15/25	20,896,860
VeriSign, Inc. (BB+/Ba1)(d)
5,000,000	5.250		04/01/25	5,406,250
5,600,000	4.750		07/15/27	5,768,000

				32,071,110

Iron/Steel – 1.7%
AK Steel Corp. (B-/B3)(d)
4,000,000	7.625		10/01/21	4,160,000
AK Steel Corp. (BB-/B1)(d)
6,950,000	7.500		07/15/23	7,540,750
AK Steel Corp. (B-/B3)(d)
1,700,000	6.375		10/15/25	1,678,750
ArcelorMittal (BB+/Ba1)
550,000	5.125		06/01/20	587,125
800,000	6.250		08/05/20	871,000
5,850,000	6.000		03/01/21	6,420,375
Cleveland-Cliffs, Inc. (CCC+/Caa1)
3,887,000	5.900		03/15/20	3,848,130
5,000,000	4.800		10/01/20	4,818,750
Cleveland-Cliffs, Inc. (B/B2)(d)(e)
7,600,000	5.750		03/01/25	7,277,000
Commercial Metals Co. (BB+/Ba2)(d)
3,890,000	4.875		05/15/23	4,050,462
3,775,000	5.375		07/15/27	3,954,313
Steel Dynamics, Inc. (BB+/Ba1)(d)
5,000,000	5.125		10/01/21	5,137,500
5,000,000	5.250		04/15/23	5,200,000
3,900,000	4.125	(e)	09/15/25	3,904,875

				59,449,030

Machinery – Construction & Mining(d) – 0.2%
Oshkosh Corp. (BB+/Ba3)
5,150,000	5.375		03/01/25	5,407,500

Machinery-Diversified(d)(e) – 0.3%
Shape Technologies Group, Inc. (B/B2)
11,350,000	7.625		02/01/20	11,718,875

Media – 11.8%
Altice Financing SA (BB-/B1)(d)(e)
7,700,000	6.500		01/15/22	8,008,000
19,000,000	6.625		02/15/23	20,140,000
20,000,000	7.500		05/15/26	22,000,000
Altice Finco SA (B-/B3)(d)(e)
7,000,000	8.125		01/15/24	7,542,500
Altice US Finance I Corp. (BB/Ba3)(d)(e)
19,000,000	5.500		05/15/26	19,997,500

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – (continued)
AMC Networks, Inc. (BB/Ba3)(d)
$5,000,000	5.000%		04/01/24	$5,150,000
8,872,000	4.750		08/01/25	8,927,450
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(d)
2,000,000	5.750		09/01/23	2,072,500
18,900,000	5.875	(e)	04/01/24	20,010,375
23,250,000	5.750	(e)	02/15/26	24,383,437
3,555,000	5.500	(e)	05/01/26	3,674,981
7,500,000	5.875	(e)	05/01/27	7,893,750
12,290,000	5.000	(e)	02/01/28	12,290,000
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B/Caa1)(d)(e)
5,250,000	7.750		07/15/25	5,801,250
Clear Channel Worldwide Holdings, Inc. (B-/Caa1)(d)
8,150,000	7.625		03/15/20	8,068,500
CSC Holdings LLC (B/B2)
6,400,000	7.875		02/15/18	6,536,000
7,600,000	8.625		02/15/19	8,236,500
10,150,000	10.125	(d)(e)	01/15/23	11,697,875
2,650,000	5.250		06/01/24	2,673,188
CSC Holdings LLC (BB/Ba1)(d)(e)
22,100,000	5.500		04/15/27	22,984,000
DISH DBS Corp. (B+/Ba3)
12,600,000	7.875		09/01/19	13,749,750
3,050,000	6.750		06/01/21	3,343,563
6,440,000	5.875		07/15/22	6,842,500
14,000,000	5.875		11/15/24	14,630,000
2,700,000	7.750		07/01/26	3,094,875
iHeartCommunications, Inc. (CC/Caa1)(d)
8,150,000	9.000		12/15/19	6,173,625
iHeartCommunications, Inc. (C/Ca)(d)(f)
4,270,434	14.000		02/01/21	576,509
iHeartCommunications, Inc. (CC/Caa1)(d)
7,250,000	9.000		03/01/21	5,120,312
Nexstar Broadcasting, Inc. (B+/B3)(d)(e)
10,000,000	5.625		08/01/24	10,375,000
SFR Group SA (B+/B1)(d)(e)
15,000,000	6.000		05/15/22	15,656,250
10,000,000	7.375		05/01/26	10,800,000
Sirius XM Radio, Inc. (BB/Ba3)(d)(e)
4,450,000	3.875		08/01/22	4,550,125
7,000,000	6.000		07/15/24	7,533,750
20,840,000	5.000		08/01/27	21,282,850
Tribune Media Co. (BB-/B3)(d)
8,000,000	5.875		07/15/22	8,340,000
Univision Communications, Inc. (BB-/B2)(d)(e)
18,950,000	5.125		05/15/23	19,305,312
UPCB Finance IV Ltd. (BB/Ba3)(d)(e)
10,000,000	5.375		01/15/25	10,375,000
Videotron Ltd. (BB/Ba2)
5,000,000	5.000		07/15/22	5,400,000
700,000	5.375	(d)(e)	06/15/24	759,500
Virgin Media Secured Finance PLC (BB-/Ba3)(d)(e)
12,000,000	5.500		08/15/26	12,645,000

				408,641,727

Corporate Obligations – (continued)
Media – Cable(b)(c) – 0.0%
Adelphia Communications Corp. (NR/NR)
2,000,000	10.250		06/15/49	—

Media – Internet – 0.2%
Netflix, Inc. (B+/B1)
5,000,000	5.500		02/15/22	5,450,000

Metal Fabricate/Hardware(d) – 0.8%
Novelis Corp. (B/B2)(e)
4,800,000	6.250		08/15/24	4,980,000
6,600,000	5.875		09/30/26	6,682,500
Park-Ohio Industries, Inc. (B/B3)
14,900,000	6.625		04/15/27	15,924,375

				27,586,875

Mining – 3.1%
Anglo American Capital PLC (BBB-/Baa3)(e)
3,950,000	9.375		04/08/19	4,369,687
Constellium NV (B+/B2)(d)(e)
1,850,000	7.875		04/01/21	1,961,000
Constellium NV (CCC+/Caa1)(d)(e)
400,000	8.000		01/15/23	424,000
6,650,000	5.750		05/15/24	6,641,687
4,650,000	6.625		03/01/25	4,783,687
First Quantum Minerals Ltd. (B-/B3)(d)(e)
5,950,000	7.250		04/01/23	6,143,375
2,300,000	7.500		04/01/25	2,357,500
FMG Resources (August 2006) Pty Ltd. (BBB-/Baa3)(d)(e)
10,000,000	9.750		03/01/22	11,237,500
Freeport-McMoRan, Inc. (BB-/B1)(d)
17,650,000	3.550		03/01/22	17,385,250
15,500,000	3.875		03/15/23	15,248,125
Hudbay Minerals, Inc. (B+/B3)(d)(e)
6,094,000	7.250		01/15/23	6,459,640
HudBay Minerals, Inc. (B+/B3)(d)(e)
5,656,000	7.625		01/15/25	6,122,620
New Gold, Inc. (B/B3)(d)(e)
9,000,000	6.250		11/15/22	9,337,500
Teck Resources Ltd. (BB/Ba3)(d)
2,250,000	3.750		02/01/23	2,280,938
3,700,000	6.000		08/15/40	4,000,625
4,300,000	5.200		03/01/42	4,278,500
3,150,000	5.400		02/01/43	3,138,188

				106,169,822

Miscellaneous Manufacturing(e) – 0.9%
Bombardier, Inc. (B-/B3)
10,450,000	8.750		12/01/21	11,207,625
1,050,000	6.000	(d)	10/15/22	1,018,500
4,700,000	7.500	(d)	03/15/25	4,694,125
Gates Global LLC (B/Caa2)(d)
13,300,000	6.000		07/15/22	13,632,500

				30,552,750

Noncaptive – Financial(d) – 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (BB+/Ba3)
5,850,000	6.250		02/01/22	6,084,000

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – 8.3%
	Antero Resources Corp. (BB/Ba3)(d)
	$7,700,000	5.375%		11/01/21	$7,882,875
	6,800,000	5.125		12/01/22	6,936,000
	4,150,000	5.625		06/01/23	4,321,187
	7,300,000	5.000		03/01/25	7,409,500
	California Resources Corp. (CCC+/Caa3)(d)(e)
	3,500,000	8.000		12/15/22	2,275,000
	California Resources Corp. (CCC-/Ca)(d)
	7,223,000	6.000		11/15/24	3,250,350
	Chesapeake Energy Corp. (CCC/Caa2)
	5,000,000	6.625		08/15/20	5,143,750
	743,000	6.125		02/15/21	748,573
	1,800,000	5.375	(d)	06/15/21	1,725,750
	4,850,000	5.750		03/15/23	4,486,250
	Continental Resources, Inc. (BB+/Ba3)(d)
	5,000,000	5.000		09/15/22	5,068,750
	8,650,000	4.500		04/15/23	8,671,625
	Denbury Resources, Inc. (B/B3)(d)(e)
	3,700,000	9.000		05/15/21	3,598,250
	Ensco PLC (BB/B1)(d)
	1,950,000	4.500		10/01/24	1,623,375
	10,000,000	5.750		10/01/44	7,200,000
	Exterran Energy Solutions LP/EES Finance Corp. (B+/B3)(d)(e)
	550,000	8.125		05/01/25	569,250
	Gulfport Energy Corp. (B+/B2)(d)
	3,300,000	6.000		10/15/24	3,324,750
	6,900,000	6.375		05/15/25	6,986,250
	Halcon Resources Corp. (B+/Caa1)(d)(e)
	3,550,000	12.000		02/15/22	4,277,750
	Halcon Resources Corp. (B-/Caa1)(d)(e)
	7,500,000	6.750		02/15/25	7,762,500
	Jones Energy Holdings LLC/Jones Energy Finance Corp. (NR/Caa2)(d)
	3,600,000	6.750		04/01/22	2,970,000
	Laredo Petroleum, Inc. (B/B3)(d)
	5,000,000	5.625		01/15/22	5,043,750
	6,350,000	7.375		05/01/22	6,572,250
	5,150,000	6.250		03/15/23	5,330,250
	MEG Energy Corp. (BB-/Caa2)(d)(e)
	6,350,000	6.375		01/30/23	5,524,500
	6,000,000	7.000		03/31/24	5,160,000
	Nabors Industries, Inc. (BBB-/Ba3)(e)
	5,000,000	0.750		01/15/24	4,065,625
	Noble Holding International Ltd. (BB-/B2)
	738,000	4.900		08/01/20	718,628
	7,350,000	7.750	(d)(l)	01/15/24	6,541,500
	3,000,000	6.950	(d)	04/01/25	2,568,750
	Oasis Petroleum, Inc. (BB-/B3)(d)
	3,500,000	6.500		11/01/21	3,570,000
	7,125,000	6.875	(l)	03/15/22	7,249,687
	Precision Drilling Corp. (BB/B3)(d)
	3,600,000	7.750		12/15/23	3,676,500
	Range Resources Corp. (BB+/B1)(d)
	2,000,000	5.000	(e)	08/15/22	1,995,000
	6,950,000	4.875		05/15/25	6,845,750

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Rice Energy, Inc. (BB-/B3)(d)
	1,100,000	6.250		05/01/22	1,152,250
	6,900,000	7.250		05/01/23	7,434,750
	Rowan Cos., Inc. (B+/B2)(d)
	4,100,000	4.875		06/01/22	3,833,500
	3,000,000	4.750		01/15/24	2,610,000
	2,650,000	7.375		06/15/25	2,597,000
	4,550,000	5.400		12/01/42	3,458,000
	Seven Generations Energy Ltd. (B+/Ba3)(d)(e)
	7,400,000	6.875		06/30/23	7,825,500
	SM Energy Co. (NR/NR)
	3,650,000	1.500		07/01/21	3,415,936
	SM Energy Co. (B+/B2)(d)
	8,000,000	6.500		11/15/21	8,080,000
	5,750,000	6.750		09/15/26	5,764,375
	Sunoco LP/Sunoco Finance Corp. (B+/B1)(d)
	7,000,000	5.500		08/01/20	7,210,000
	3,850,000	6.250		04/15/21	4,032,875
	4,800,000	6.375		04/01/23	5,100,000
	Transocean, Inc. (B+/Caa1)
	4,000,000	5.050	(d)	10/15/22	3,930,000
	15,000,000	7.500	(l)	04/15/31	13,650,000
	Trinidad Drilling Ltd. (BB-/Caa1)(d)(e)
	9,300,000	6.625		02/15/25	8,707,125
	Weatherford International Ltd. (B/Caa1)
	1,650,000	7.750	(d)	06/15/21	1,716,000
	3,000,000	4.500	(d)(l)	04/15/22	2,782,500
	3,000,000	8.250	(d)	06/15/23	3,090,000
	13,150,000	6.500		08/01/36	11,276,125
	Whiting Petroleum Corp. (BB-/B3)(d)
	9,500,000	5.000		03/15/19	9,523,750
	WPX Energy, Inc. (B+/B3)(d)
	7,000,000	8.250		08/01/23	7,848,750

					286,132,361

Packaging – 1.3%
	ARD Finance SA (B-/Caa2)(d)(f)
EUR	7,000,000	6.625		09/15/23	8,833,405
	$9,550,000	7.125		09/15/23	10,218,500
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B/B3)(d)(e)
	5,772,000	7.250		05/15/24	6,327,555
	7,850,000	6.000		02/15/25	8,321,000
	Multi-Color Corp. (B+/B2)(d)(e)
	3,150,000	4.875		11/01/25	3,189,375
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu (B+/B1)(d)(e)
	9,350,000	5.125		07/15/23	9,724,000
	Smurfit-Stone Container Corp. (NR/NR)(b)(c)
	8,500,000	8.000		03/15/17	—
	Stone Container Finance Co. of Canada II (NR/WR)(b)(c)(d)
	2,250,000	7.375		07/15/14	—

					46,613,835

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Paper(b)(c) – 0.0%
Jefferson Smurfit Corp. (NR/NR)
$1,750,000	0.750%		06/01/13	$—
6,000,000	8.250		10/01/49	—

				—

Pharmaceuticals(d)(e) – 2.1%
Endo Dac/Endo Finance LLC/Endo Finco, Inc. (CCC+/B3)
11,800,000	6.000		07/15/23	9,735,000
Valeant Pharmaceuticals International, Inc. (B-/Caa1)
18,650,000	5.375		03/15/20	18,603,375
6,900,000	6.375		10/15/20	6,917,250
2,800,000	7.500		07/15/21	2,793,000
7,300,000	6.750		08/15/21	7,172,250
5,000,000	7.250		07/15/22	4,887,500
400,000	5.500		03/01/23	351,000
16,200,000	5.875		05/15/23	14,296,500
Valeant Pharmaceuticals International, Inc. (BB-/Ba3)
6,700,000	7.000		03/15/24	7,152,250

				71,908,125

Pipelines – 3.8%
Cheniere Corpus Christi Holdings LLC (BB-/Ba3)(d)(e)
11,400,000	5.125		06/30/27	11,742,000
Cheniere Energy Partners LP (BB/Ba2)(d)(e)
18,515,000	5.250		10/01/25	18,931,587
DCP Midstream Operating LP (BB/Ba2)
2,100,000	2.500	(d)	12/01/17	2,100,000
6,650,000	9.750	(e)	03/15/19	7,281,750
600,000	5.350	(e)	03/15/20	627,000
950,000	6.750	(e)	09/15/37	1,016,500
10,692,000	5.600	(d)	04/01/44	10,023,750
Energy Transfer Equity LP (BB-/Ba2)
4,000,000	7.500		10/15/20	4,510,000
6,900,000	5.875	(d)	01/15/24	7,452,000
450,000	5.500	(d)	06/01/27	473,625
Genesis Energy LP/Genesis Energy Finance Corp. (BB-/B1)(d)
3,611,000	6.000		05/15/23	3,583,918
11,100,000	6.500		10/01/25	10,961,250
NGPL PipeCo LLC (BB+/Ba1)(d)(e)
1,310,000	4.375		08/15/22	1,359,125
4,390,000	4.875		08/15/27	4,598,525
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (B+/B2)(d)
11,850,000	5.750		04/15/25	12,057,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB-/Ba3)(d)
5,000,000	5.250		05/01/23	5,125,000
6,000,000	4.250		11/15/23	5,947,500
4,500,000	5.375		02/01/27	4,691,250
The Williams Cos., Inc. (BB+/Ba2)
2,000,000	7.875		09/01/21	2,340,000
3,650,000	7.500		01/15/31	4,386,439
9,600,000	7.750		06/15/31	11,688,000
2,000,000	5.750	(d)	06/24/44	2,115,000

				133,011,594

Corporate Obligations – (continued)
Real Estate Investment Trust(d) – 2.7%
DuPont Fabros Technology LP (BBB/Baa2)
10,000,000	5.625		06/15/23	10,650,000
Equinix, Inc. (BB+/B1)
11,050,000	5.750		01/01/25	11,920,187
4,600,000	5.875		01/15/26	5,048,500
12,745,000	5.375		05/15/27	13,828,325
iStar, Inc. (BB-/B1)
6,680,000	4.625		09/15/20	6,821,950
5,000,000	6.000		04/01/22	5,168,750
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B1)
8,700,000	5.625		05/01/24	9,417,750
5,000,000	4.500		09/01/26	5,075,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/Ba3)(e)
4,275,000	4.500		01/15/28	4,307,063
MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)
1,000,000	6.375		03/01/24	1,078,750
2,950,000	5.250		08/01/26	3,045,875
15,200,000	5.000		10/15/27	15,580,000

				91,942,150

Retailing – 2.3%
1011778 BC ULC/New Red Finance, Inc. (NR/B3)(d)(e)
12,550,000	5.000		10/15/25	12,738,250
JC Penney Corp., Inc. (B/B3)
2,850,000	6.375		10/15/36	2,023,500
9,350,000	7.400	(g)	04/01/37	7,059,250
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (BB/B1)(d)(e)
4,490,000	5.000		06/01/24	4,725,725
10,640,000	5.250		06/01/26	11,251,800
New Red Finance, Inc. (B+/Ba3)(d)(e)
11,500,000	4.250		05/15/24	11,543,125
PetSmart, Inc. (CCC+/B3)(d)(e)
8,000,000	7.125		03/15/23	6,260,000
Rite Aid Corp. (B-/B3)(d)(e)
18,700,000	6.125		04/01/23	18,185,750
Yum! Brands, Inc. (B+/B2)(d)
7,476,000	5.350		11/01/43	7,055,475

				80,842,875

Semiconductors – 1.1%
Advanced Micro Devices, Inc. (B-/Caa1)
3,000,000	7.500		08/15/22	3,386,250
6,700,000	7.000	(d)	07/01/24	7,102,000
Micron Technology, Inc. (BB/Ba3)(d)(e)
12,000,000	5.250		08/01/23	12,540,000
Micron Technology, Inc. (BBB-/Baa2)(d)
4,000,000	7.500		09/15/23	4,445,000
Qorvo, Inc. (BB+/Ba1)(d)
3,750,000	6.750		12/01/23	4,078,125
4,300,000	7.000		12/01/25	4,891,250

				36,442,625

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Software – 2.5%
	BMC Software Finance, Inc. (CCC+/Caa1)(d)(e)
	$16,250,000	8.125%		07/15/21	$16,717,187
	Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. (B-/B3)(d)(e)
	14,500,000	5.750		03/01/25	14,790,000
	CURO Financial Technologies Corp. (B-/Caa1)(d)(e)
	7,700,000	12.000		03/01/22	8,277,500
	First Data Corp. (BB/Ba3)(d)(e)
	10,350,000	5.000		01/15/24	10,751,063
	Infor US, Inc. (CCC+/Caa1)
EUR	5,000,000	5.750		05/15/22	6,172,947
	$10,450,000	6.500	(d)	05/15/22	10,815,750
	Nuance Communications, Inc. (BB-/Ba3)(d)(e)
	4,286,000	5.375		08/15/20	4,350,290
	5,000,000	5.625		12/15/26	5,300,000
	Open Text Corp. (BB+/Ba2)(d)(e)
	7,000,000	5.875		06/01/26	7,665,000

					84,839,737

Telecommunication Services – 11.1%
	Alcatel-Lucent USA, Inc. (NR/WR)
	16,195,000	6.450		03/15/29	18,340,837
	Anixter, Inc. (BB/Ba3)
	6,500,000	5.500		03/01/23	7,068,750
	CenturyLink, Inc. (BB/Ba3)
	9,350,000	6.450		06/15/21	9,770,750
	5,680,000	6.875		01/15/28	5,474,100
	6,000,000	7.600		09/15/39	5,310,000
	Cincinnati Bell, Inc. (B-/B3)(d)(e)
	7,000,000	7.000		07/15/24	6,860,000
	Digicel Group Ltd. (NR/Caa1)(d)(e)
	11,800,000	8.250		09/30/20	11,527,184
	5,000,000	7.125		04/01/22	4,543,750
	Digicel Ltd. (NR/B1)(d)(e)
	19,000,000	6.750		03/01/23	18,643,750
	Frontier Communications Corp. (B/B2)
	5,322,000	8.500	(l)	04/15/20	5,162,340
	5,100,000	6.250	(d)	09/15/21	4,182,000
	4,300,000	7.625		04/15/24	3,278,750
	5,750,000	11.000	(d)	09/15/25	4,858,750
	Intelsat Jackson Holdings SA (CCC+/Caa2)(d)
	7,750,000	7.500		04/01/21	7,343,125
	10,950,000	9.750	(e)	07/15/25	11,114,250
	Intelsat Luxembourg SA (CCC-/Ca)(d)
	8,450,000	7.750		06/01/21	5,450,250
	Level 3 Financing, Inc. (BB-/B1)(d)
	6,500,000	5.375		05/01/25	6,695,000
	10,800,000	5.250		03/15/26	11,043,000
	Nokia OYJ (BB+/Ba1)
	6,585,000	4.375		06/12/27	6,778,006
	SoftBank Group Corp. (BB+/Ba1)(e)
	1,650,000	4.500		04/15/20	1,697,438
	Sprint Capital Corp. (B/B3)
	6,600,000	8.750		03/15/32	8,431,500
	Sprint Communications, Inc. (B+/B1)(e)
	7,000,000	9.000		11/15/18	7,516,250

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	Sprint Communications, Inc. (B/B3)
	17,150,000	7.000		08/15/20	18,736,375
	14,700,000	11.500		11/15/21	18,669,000
	Sprint Corp. (B/B3)
	12,750,000	7.250		09/15/21	14,120,625
	28,200,000	7.875		09/15/23	32,712,000
	3,700,000	7.625	(d)	02/15/25	4,255,000
	T-Mobile USA, Inc. (BB/Ba3)(d)
	5,000,000	4.000		04/15/22	5,175,000
	8,800,000	6.625		04/01/23	9,262,000
	3,450,000	6.500		01/15/26	3,803,625
	3,600,000	5.375		04/15/27	3,870,000
	Telecom Italia Capital SA (BB+/Ba1)
	450,000	6.375		11/15/33	515,813
	1,550,000	6.000		09/30/34	1,705,000
	16,150,000	7.200		07/18/36	19,945,250
	18,250,000	7.721		06/04/38	23,314,375
	Telecom Italia SpA (BB+/Ba1)(e)
	17,250,000	5.303		05/30/24	18,673,125
	Wind Acquisition Finance SA (BB/Ba3)(d)(e)
	250,000	6.500		04/30/20	258,750
	Wind Acquisition Finance SA (B/B3)(d)(e)
	16,050,000	7.375		04/23/21	16,611,750
	Windstream Corp. (B/B2)(d)
	3,250,000	7.500		06/01/22	2,340,000
	Windstream Services LLC (B/B2)(d)
	19,550,000	7.750		10/15/20	15,640,000
	5,550,000	7.750		10/01/21	4,037,625

					384,735,093

Transportation(d)(e) – 0.1%
	Neovia Logistics Services LLC/SPL Logistics Finance Corp. (CCC+/Caa1)
	5,150,000	8.875		08/01/20	4,326,000

Trucking & Leasing(e) – 0.8%
	DAE Funding LLC (BB/Ba3)(d)
	8,400,000	4.000		08/01/20	8,536,500
	Park Aerospace Holdings Ltd. (BB/Ba3)
	2,750,000	3.625	(d)	03/15/21	2,756,875
	8,250,000	5.250		08/15/22	8,572,905
	6,800,000	4.500	(d)	03/15/23	6,783,000

					26,649,280

	TOTAL CORPORATE OBLIGATIONS
	(Cost $2,978,159,111)				$3,103,654,480

Shares	Description	Value
Common Stocks – 1.0%
Capital Markets – 0.0%
28,148	Motors Liquidation Co.	$280,073

Health Care Services(b)(c) – 0.0%
3,874	CB Paracelsus Healthcare	—

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Shares	Description	Value
Common Stocks – (continued)
Media – 0.0%(b)(c)
21	New Cotai Class B Shares	$—

Oil, Gas & Consumable Fuels – 1.0%
10	Nycomed(b)(c)	—
1,185,421	Berry Petroleum Corp.(c)(h)	10,520,611
13,494	Berry Pete Corp.(c)(h)	150,971
670,713	Blue Ridge Mountain Resources, Inc.(c)(h)	6,572,987
124,461	Chaparral Energy, Inc.	2,436,363
416,437	Chaparral Energy, Inc. Class A(c)	9,369,833
700,185	Whiting Petroleum Corp.(c)	3,823,010

		32,873,775

Paper & Forest Products(b)(c) – 0.0%
2,500	Port Townsend Holdings Co., Inc.	—

Pharmaceuticals(b)(c) – 0.0%
40	Dawn Holdings, Inc.	—

TOTAL COMMON STOCKS
(Cost $45,271,564)		$33,153,848

Shares	Rate	Value
Preferred Stocks – 0.4%
Energy – Exploration & Production(h) – 0.3%
Berry Petroleum Corp.
1,067,392	0.000%	$11,941,982

Media – Broadcasting & Radio(f)(g) – 0.1%
Spanish Broadcasting System, Inc.
3,014	10.750	2,109,800

TOTAL PREFERRED STOCKS – 0.4%
(Cost $13,716,254)		$14,051,782

Units	Expiration Date	Value
Warrant(b)(c) – 0.0%
Lender Process Services, Inc. (NR/NR)
14,274	12/31/20	$—
(Cost $21,898,892)

Shares	Distribution Rate	Value
Exchange Traded Fund(i) – 1.4%
Exchange Traded Funds – 1.4%
Goldman Sachs TreasuryAccess 0-1 Year ETF (NR/NR)
499,800	0.921%	$50,054,970
(Cost $50,026,376)

Investment Company(i) – 4.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
146,952,453	0.927	$146,952,453
(Cost $146,952,453)

TOTAL INVESTMENTS — 100.2%
(Cost $3,388,809,053)		$3,461,296,367

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (2.2)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(2,970,000)	(0.250)%	06/14/18	$(2,970,000)
(4,122,813)	(1.250)	06/18/18	(4,122,813)
(526,875)	(0.000)	07/13/18	(526,875)
(1,844,600)	(0.250)	07/19/18	(1,844,600)
(7,169,850)	(0.500)	07/19/18	(7,169,850)
(741,125)	(0.500)	07/26/18	(741,125)
(3,649,125)	(0.250)	08/10/18	(3,649,125)
(1,611,000)	(0.750)	08/16/18	(1,611,000)
(3,320,625)	(1.250)	08/16/18	(3,320,625)
(1,839,612)	(1.000)	09/01/18	(1,839,612)
(1,557,600)	(1.750)	09/11/18	(1,557,600)
(1,223,250)	(2.000)	09/21/18	(1,223,250)
(970,000)	(0.750)	09/29/18	(970,000)
(3,663,000)	(0.500)	05/22/19	(3,663,000)
(3,672,250)	(0.500)	05/23/19	(3,672,250)
(1,500,000)	(0.250)	06/26/19	(1,500,000)
Citigroup Reverse Repurchase Agreement (NR/NR)
(5,325,000)	(0.010)	07/12/18	(5,325,000)
(800,000)	(0.750)	09/18/18	(800,000)
(1,762,250)	(0.750)	05/09/19	(1,762,250)
First Boston Reverse Repurchase Agreement (NR/NR)
(1,804,687)	(1.000)	05/12/18	(1,804,687)
(1,236,000)	(1.500)	06/05/18	(1,236,000)
(1,846,250)	(0.500)	09/11/18	(1,846,250)
(1,844,063)	(0.500)	10/03/18	(1,844,063)
Nomura Reverse Repurchase Agreement (NR/NR)
(1,688,750)	(3.500)	08/09/18	(1,688,750)
(2,483,590)	(0.250)	08/23/18	(2,483,590)
(12,403,125)	(1.000)	09/28/18	(12,403,125)
(4,826,250)	(0.750)	09/29/18	(4,826,250)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(76,401,690))			$(76,401,690)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 2.0%			74,576,628

NET ASSETS – 100.0%			$3,455,528,039

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on September 30, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Security is currently in default and/or non-income producing.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,382,742,962, which represents approximately 40.0% of net assets as of September 30, 2017.
(f)	Pay-in-kind securities.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2017.

(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $22,613,564, which represents approximately 0.7% of net assets as of September 30, 2017.

Restricted Security	Acquisition Date	Cost
Berry Petroleum Corp. (Preferred Stocks)	05/06/16 – 08/18/16	$10,673,910
Berry Petroleum Corp. (Common Stocks)	03/01/17	13,632,342
Berry Pete Corp. (Common Stocks)	02/27/17	134,940
Blue Ridge Mountain Resources (Common Stock)	02/27/17 – 03/03/2017	6,692,580

(i)	Represents an Affiliated Issuer.
(j)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2017.
(k)	Actual maturity date is August 15, 2115.
(l)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2017, the value of securities pledged amounted to $75,898,444.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN — At September 30, 2017, the Fund had the following forward foreign currency exchange contracts:

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	USD	14,923,784	EUR	14,857,230	10/04/17	$66,554

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
5 Year U.S. Treasury Notes	401	12/29/17	$47,117,500	$(48,498)
Ultra Long U.S. Treasury Bonds	45	12/19/17	7,430,625	(131,852)
2 Year U.S. Treasury Notes	481	12/29/17	103,753,204	(291,207)
5 Year German Euro-Bobl	6	12/07/17	930,250	(2,740)
Total				$(474,297)
Short position contracts:
Eurodollars	(466)	12/17/18	(114,327,275)	(42,660)
10 Year U.S. Treasury Notes	(978)	12/19/17	(122,555,625)	1,324,898
20 Year U.S. Treasury Bonds	(184)	12/19/17	(28,117,500)	390,120
Total				$1,672,358
TOTAL				$1,198,061

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/ (Paid) by the Fund(a)	Credit Spread at September 30, 2017(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.NA.HY Index 28	(5.000)%	3.135%	06/20/22	$38,950	$(3,059,027)	$(2,930,485)	$(128,542)
CDX.EM Index 27	(1.000)	1.723	06/20/22	32,640	1,013,972	1,260,830	(246,858)
CDX.EM Index 28	(1.000)	1.853	12/20/22	30,960	1,239,868	1,292,820	(52,952)
CDX.NA.HY Index 29	(5.000)	3.253	12/20/22	11,050	(880,946)	(813,659)	(67,287)
TOTAL					$(1,686,133)	$(1,190,494)	$(495,639)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At September 30, 2017, the Fund had the following purchased options:

PURCHASED OPTIONS ON FUTURES CONTRACTS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Puts:
Eurodollar Futures	MS & Co. LLC	$98.00	06/15/18	401	$1,002,500	$155,387	$111,177	$44,210

Abbreviation:
CDX.EM Index 27	—CDX Emerging Markets Index 27
CDX.EM Index 28	—CDX Emerging Markets Index 28
CDX.NA.HY Index 28	—CDX North America High Yield Index 28
CDX.NA.HY Index 29	—CDX North America High Yield Index 29
MS & Co. LLC	—Morgan Stanley & Co.LLC

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – 79.9%
Aerospace – 0.8%
Accudyne Industries LLC (NR/NR) (2 mo. LIBOR + 3.750%)
$1,405,000	5.013%	08/02/24	$1,407,726
Transdigm, Inc. (B+/Ba2)
(3 mo. LIBOR + 3.000%)
7,904,182	3.845	06/04/21	7,920,939
(1 mo. LIBOR + 3.000%)
4,784,947	4.152	05/14/22	4,794,756
(3 mo. LIBOR + 3.000%)
5,420,113	4.235	06/09/23	5,433,121
TransDigm, Inc. (B+/Ba2) (3 mo. LIBOR + 3.000%)
14,818,768	4.235	08/22/24	14,835,513

			34,392,055

Airlines – 0.9%
Air Canada (NR/NR) (3 mo. LIBOR + 2.250%)
10,150,000	3.568	10/06/23	10,191,209
Delta Air Lines, Inc. (BBB-/Baa2) (1 mo. LIBOR + 2.500%)
14,712,950	3.737	10/18/18	14,760,179
Delta Air Lines, Inc. (NR/NR) (1 mo. LIBOR + 2.500%)
736,875	3.735	08/24/22	740,714
United Airlines, Inc. (NR/NR) (3 mo. LIBOR + 2.250%)
10,473,684	3.561	04/01/24	10,504,267

			36,196,369

Auto Components – 0.4%
USI, Inc. (B/B2) (3 mo. LIBOR + 3.000%)
15,700,000	4.314	05/16/24	15,641,125

Automotive – Distributor – 0.2%
American Axle & Manufacturing, Inc. (BB/Ba2) (1 mo. LIBOR + 2.250%)
8,912,188	3.490	04/06/24	8,884,381

Automotive – Parts – 0.8%
CS Intermediate Holdco 2 LLC (BBB-/Ba1) (3 mo. LIBOR + 2.250%)
4,701,199	3.583	11/02/23	4,716,854
Gates Global LLC (B+/B2) (3 mo. LIBOR + 3.250%)
20,806,479	4.583	04/01/24	20,884,504
Jason, Inc. (B/B3)(b)(3 mo. LIBOR + 4.500%)
8,674,289	5.833	06/30/21	8,153,831

			33,755,189

Beverages – 0.1%
Refresco Group BV (NR/NR)
4,200,000	2.750	09/26/24	4,210,500

Building Materials – 1.3%
American Builders & Contractors Supply Co., Inc. (BB+/B1) (1 mo. LIBOR + 2.500%)
28,895,293	3.735	10/31/23	28,993,248
Associated Asphalt Partners LLC (B/Caa1) (1 mo. LIBOR + 5.250%)
4,264,313	6.485	04/05/24	4,179,026
Atkore International, Inc. (B+/B2) (3 mo. LIBOR + 3.000%)
22,790,161	4.340	12/22/23	22,904,112

			56,076,386

Bank Loans(a) – (continued)
Building Products – 0.8%
CPG International, Inc. (B/B2) (3 mo. LIBOR + 3.750%)
$3,847,612	5.083%	05/03/24	$3,871,659
Jeld-Wen, Inc. (BB-/B1) (3 mo. LIBOR + 3.000%)
27,805,126	4.333	07/01/22	28,007,825
Mannington Mills, Inc. (BB-/B1) (1 mo. LIBOR + 3.750%)
3,295,097	4.750	10/01/21	3,293,054

			35,172,538

Capital Goods – Others – 0.3%
Avis Budget Car Rental LLC (BBB-/Baa3) (3 mo. LIBOR + 2.000%)
12,406,250	3.340	03/15/22	12,328,711
Columbus McKinnon Corp. (NR/NR) (3 mo. LIBOR + 3.000%)
2,663,886	4.333	01/31/24	2,670,546

			14,999,257

Chemicals – 2.7%
Alpha 3 BV (B+/B1) (3 mo. LIBOR + 3.000%)
14,122,106	4.333	01/31/24	14,157,412
Ashland, Inc. (BB+/Ba1) (1 mo. LIBOR + 2.000%)
5,885,250	3.319	05/17/24	5,905,848
Axalta Coating Systems US Holdings, Inc. (BBB-/Ba1) (3 mo. LIBOR + 2.000%)
29,319,129	3.333	06/01/24	29,450,478
Emerald Performance Materials LLC (B/B1) (1 mo. LIBOR + 3.500%)
7,228,436	6.000	08/01/21	7,264,578
Emerald Performance Materials LLC (B-/Caa1) (1 mo. LIBOR + 7.750%)
6,350,000	8.985	08/01/22	6,332,157
The Chemours Co. (BB+/Ba1) (1 mo. LIBOR + 2.500%)
5,894,605	3.740	05/12/22	5,924,078
Univar, Inc. (BB/B2) (1 mo. LIBOR + 2.750%)
29,062,863	3.985	07/01/22	29,153,830
Versum Materials, Inc. (BB+/Ba1) (3 mo. LIBOR + 2.500%)
14,503,500	3.833	09/29/23	14,521,629

			112,710,010

Construction & Engineering – 0.1%
Pike Corp. (NR/NR) (3 mo. LIBOR + 3.500%)
2,917,688	4.740	09/20/24	2,952,350

Construction Machinery – 0.4%
Clark Equipment Co. (BB-/B1) (3 mo. LIBOR + 2.750%)
8,283,375	4.083	05/18/24	8,326,863
Milacron LLC (B/B2) (1 mo. LIBOR + 3.000%)
9,472,735	4.235	09/28/23	9,508,257

			17,835,120

Construction Materials – 0.1%
Forterra Finance LLC (B-/B3)
4,917,781	4.000	10/25/23	4,158,279

Consumer Cyclical Services – Business – 1.1%
Colorado Buyer, Inc. (B+/Ba3) (3 mo. LIBOR + 3.000%)
8,628,375	4.310	05/01/24	8,657,107
Colorado Buyer, Inc. (NR/NR) (3 mo. LIBOR + 7.250%)
2,875,000	8.570	05/01/25	2,913,324
Sabre GLBL, Inc. (BB-/Ba2) (1 mo. LIBOR + 2.250%)
19,799,370	3.485	02/22/24	19,884,706

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Consumer Cyclical Services – Business – (continued)
Tempo Acquisition LLC (B/B1) (1 mo. LIBOR + 3.000%)
$14,975,000	4.235%	05/01/24	$14,978,145

			46,433,282

Consumer Products – Household & Leisure – 1.7%
Bombardier Recreational Products, Inc. (BB/Ba3) (1 mo. LIBOR + 3.000%)
15,371,184	4.240	06/30/23	15,423,292
Coty, Inc. (BB+/Ba1) (1 mo. LIBOR + 2.500%)
4,186,463	3.035	10/27/22	4,165,530
Galleria Co. (BB+/Ba1) (1 mo. LIBOR + 3.000%)
8,500,000	4.250	09/29/23	8,468,125
Prestige Brands, Inc. (BB-/B1) (1 mo. LIBOR + 2.750%)
11,342,659	3.985	01/26/24	11,387,236
Renfro Corp. (B/B3) (3 mo. LIBOR + 4.500%)(b)
21,831,838	5.750	01/30/19	21,668,099
Spectrum Brands, Inc. (BB+/Ba1) (3 mo. LIBOR + 2.000%)
9,134,648	3.312	06/23/22	9,182,879

			70,295,161

Consumer Products – Industrial – 0.2%
Southwire Co. (BB+/Ba2) (1 mo. LIBOR + 2.500%)
8,737,801	4.750	02/10/21	8,759,646

Containers & Packaging – 1.2%
Anchor Glass Container Corp. (B/B1) (3 mo. LIBOR + 2.750%)
1,584,424	4.067	12/07/23	1,589,795
Berry Plastics Group, Inc. (BB/Ba3) (1 mo. LIBOR + 2.250%)
14,195,775	3.485	02/08/20	14,237,653
(1 mo. LIBOR + 2.250%)
17,435,295	3.485	01/06/21	17,483,242
(1 mo. LIBOR + 2.250%)
2,528,626	3.485	10/01/22	2,534,947
(1 mo. LIBOR + 2.250%)
920,375	3.485	01/19/24	920,890
BWAY Holding Co. (B-/B2) (1 mo. LIBOR + 3.250%)
12,468,750	6.500	04/03/24	12,497,678

			49,264,205

Diversified Manufacturing – 1.6%
Cortes NP Acquisition Corp. (B+/Ba3) (1 mo. LIBOR + 4.000%)
5,515,733	5.239	11/30/23	5,554,784
CPM Holdings, Inc. (B/B1) (1 mo. LIBOR + 4.250%)
7,165,340	5.485	04/11/22	7,231,047
Crosby US Acquisition Corp. (B-/Caa1) (3 mo. LIBOR + 3.000%)
21,986,827	4.315	11/23/20	20,282,848
Dynacast International LLC (B/B1) (3 mo. LIBOR + 3.250%)
3,420,917	4.583	01/28/22	3,435,901

Rexnord LLC (BB-/B1) (3 mo. LIBOR + 2.750%)
29,206,874	3.750	08/21/23	29,305,301

			65,809,881

Electrical(k) – 0.2%
Techem GmbH (NR/NR)
EUR7,975,000	0.000	07/31/24	9,471,653

Bank Loans(a) – (continued)
Energy – 3.3%
American Energy – Marcellus LLC (D/Ca) (1 mo. LIBOR + 4.250%)(b)
$12,798,830	5.485	08/04/20	9,463,199
American Energy – Marcellus LLC (D/C) (1 mo. LIBOR + 7.500%)(b)
34,190,000	8.724	08/04/21	2,151,235
Blue Ridge Mountain Resources, Inc. (NR/NR) (PIK + 7.000%)(b)(c)
2,049,014	8.312	05/06/19	2,049,014
Chesapeake Energy Corp. (B+/B3) (3 mo. LIBOR + 7.500%)
14,465,000	8.814	08/23/21	15,572,440
CITGO Holding, Inc. (B-/Caa1) (3 mo. LIBOR + 8.500%)
3,591,276	9.796	05/12/18	3,618,498
FTS International, Inc. (CCC+/Caa2) (1 mo. LIBOR + 4.750%)
9,900,000	5.985	04/16/21	9,237,987
Jonah Energy LLC (B/B3) (3 mo. LIBOR + 6.500%)
9,250,000	9.750	05/12/21	9,226,875
MEG Energy Corp. (BB+/Ba3) (3 mo. LIBOR + 3.500%)
61,352,071	4.833	12/31/23	61,064,330
Murray Energy Corp. (B-/B2) (3 mo. LIBOR + 7.250%)
23,046,942	8.583	04/16/20	21,078,502
Peabody Energy Corp. (B+/Ba3) (1 mo. LIBOR + 3.500%)
7,839,671	4.739	03/31/22	7,874,009

			141,336,089

Entertainment – 0.7%
AMC Entertainment, Inc. (BB/Ba1) (1 mo. LIBOR + 2.250%)
4,657,250	3.484	12/15/23	4,633,964
Cedar Fair LP (BBB-/Ba1) (1 mo. LIBOR + 2.250%)
2,254,000	3.485	04/13/24	2,265,270
Lions Gate Entertainment Corp. (NR/NR) (1 mo. LIBOR + 3.000%)
5,781,250	4.235	12/08/23	5,824,609
NEP/NCP Holdco, Inc. (NR/NR) (1 mo. LIBOR + 7.000%)
15,038,306	8.231	01/23/23	15,113,497

			27,837,340

Environmental – 0.7%
EnergySolutions LLC (B/B3) (3 mo. LIBOR + 4.750%)
25,612,079	6.090	05/29/20	25,996,260
Wrangler Buyer Corp. (B/B1)
3,700,000	3.000	09/20/24	3,716,946

			29,713,206

Finance – 2.4%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. (BBB-/Ba1)
(1 mo. LIBOR + 2.250%)
3,740,625	3.486	09/20/20	3,752,782

Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. (BBB-/Ba1) (continued)
(1 mo. LIBOR + 2.750%)
55,012,125	3.486	04/03/22	55,114,998
CeramTec Acquisition Corp. (B/Ba3)
(3 mo. LIBOR + 2.750%)
618,537	4.067	08/30/20	620,083

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Finance – (continued)
CeramTec Acquisition Corp. (B/Ba3) (continued)
(3 mo. LIBOR + 2.750%)
$1,510,219	4.067%	08/30/20	$1,513,994
(3 mo. LIBOR + 2.750%)
4,979,599	4.067	08/30/20	4,992,048
Fortress Investment Group LLC (NR/NR) (1 mo. LIBOR + 2.750%)
6,550,000	2.750	06/14/22	6,610,849
LBM Borrower LLC (B+/B3) (1 mo. LIBOR + 4.500%)
14,197,595	5.735	08/19/22	14,291,441
SBA Senior Finance II LLC (BB/B1) (1 mo. LIBOR + 2.250%)
15,939,441	3.250	03/24/21	15,975,305

			102,871,500

Financial Co. – Non Captive – 0.5%
Victory Capital Management, Inc. (NR/NR) (3 mo. LIBOR + 5.250%)
20,983,858	6.583	10/29/21	21,324,846

Food & Beverages – 3.4%
American Seafoods Group LLC (NR/NR) (1 mo. LIBOR + 3.250%)
4,075,000	4.570	08/21/23	4,080,094
Blue Buffalo Co. Ltd. (BB+/Ba2) (1 mo. LIBOR + 2.000%)
1,183,731	3.235	05/27/24	1,190,396
Candy Intermediate Holdings, Inc. (B-/B3) (1 mo. LIBOR + 4.500%)
24,906,212	5.735	06/15/23	24,376,955
Dole Food Co., Inc. (NR/NR) (PRIME + 1.750%)
5,714,063	4.014	04/06/24	5,727,433
High Liner Foods, Inc. (B+/B2) (3 mo. LIBOR + 3.250%)
8,590,614	4.583	04/24/21	8,601,352
Shearer’s Foods, Inc. (B/B3)
(3 mo. LIBOR + 3.937%)
16,814,949	5.270	06/30/21	16,772,912
(3 mo. LIBOR + 4.250%)
1,961,419	5.583	06/30/21	1,958,967
Shearer’s Foods, Inc. (CCC+/Caa2) (3 mo. LIBOR + 6.750%)(b)
21,250,000	8.083	06/30/22	20,081,250
US Foods, Inc. (BB/B1) (1 mo. LIBOR + 2.750%)
59,478,588	3.985	06/27/23	59,815,237

			142,604,596

Food & Drug Retailers – 2.5%
BJ’s Wholesale Club, Inc. (B-/B3) (1 mo. LIBOR + 3.750%)
67,655,438	4.982	02/03/24	64,755,726
BJ’s Wholesale Club, Inc. (CCC/Caa2) (1 mo. LIBOR + 7.500%)
27,925,000	8.732	02/03/25	26,626,488
Rite Aid Corp. (BB-/B2)
(1 mo. LIBOR + 4.750%)
7,590,000	5.990	08/21/20	7,640,625
(1 mo. LIBOR + 3.875%)
7,195,000	5.115	06/21/21	7,218,959

			106,241,798

Bank Loans(a) – (continued)
Food & Staples Retailing – 0.2%
Albertsons LLC (BB/Ba2)
(1 mo. LIBOR + 2.750%)
5,512,720	3.985	08/25/21	5,310,293
(3 mo. LIBOR + 3.000%)
1,982,531	4.330	12/21/22	1,908,543

			7,218,836

Gaming – 1.1%
Aristocrat Leisure Ltd. (NR/NR)
2,050,000	2.000	09/19/24	2,052,050
Caesars Entertainment Operating Co., Inc. (NR/NR)(c)
6,890,990	1.500	03/01/22	8,833,422
3,000,000	1.500	03/31/22	3,000,630
Caesars Entertainment Resort Properties LLC (BB/B1) (1 mo. LIBOR + 3.500%)
11,901,350	4.735	10/11/20	11,916,226
CityCenter Holdings LLC (BB-/B1) (1 mo. LIBOR + 2.500%)
6,134,625	3.735	04/18/24	6,158,428
Eldorado Resorts LLC (NR/NR) (3 mo. LIBOR + 2.250%)
8,518,535	3.563	04/17/24	8,507,887
Seminole Tribe of Florida (NR/NR) (3 mo. LIBOR + 2.000%)
7,100,000	3.456	07/06/24	7,131,098

			47,599,741

Health Care – 0.4%
Community Health Systems, Inc. (B+/Ba3)
(3 mo. LIBOR + 2.750%)
4,668,308	4.067	12/31/19	4,638,664
(3 mo. LIBOR + 3.000%)
14,647,128	3.445	01/27/21	14,541,522

			19,180,186

Health Care – Pharmaceuticals – 2.3%
Grifols Worldwide Operations USA, Inc. (BB/Ba2) (3 mo. LIBOR + 2.250%)
33,676,882	5.500	01/31/25	33,728,071
Valeant Pharmaceuticals International, Inc. (BB-/Ba3) (1 mo. LIBOR + 4.750%)
64,813,759	5.570	04/01/22	65,954,481

			99,682,552

Health Care – Services – 7.6%
21st Century Oncology Holdings, Inc. (NR/NR)(b) (3 mo. LIBOR + 7.500%)
1,130,796	6.103	11/24/17	1,136,450
21st Century Oncology Holdings, Inc. (D/WR) (3 mo. LIBOR + 6.125%)
12,526,875	7.425	04/30/22	11,768,999
Air Medical Group Holdings, Inc. (B/B1)
(1 mo. LIBOR + 3.250%)
16,392,532	4.485	04/28/22	16,265,490
(1 mo. LIBOR + 4.000%)
$35,276,425	5.237	04/28/22	35,223,511
Air Methods Corp. (B+/B1) (3 mo. LIBOR + 3.500%)
10,547,392	4.833	04/21/24	10,397,935
American Renal Holdings, Inc. (NR/NR) (1 mo. LIBOR + 3.250%)
11,496 ,188	4.485	06/14/24	11,420,773

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Health Care – Services – (continued)
Change Healthcare Holdings, Inc. (B+/Ba3) (1 mo. LIBOR + 2.750%)
$33,687,550	3.985%	03/01/24	$33,763,347
ExamWorks Group, Inc. (NR/NR) (1 mo. LIBOR + 3.250%)
3,885,824	4.485	07/27/23	3,904,281
HCA, Inc. (NR/NR)
(1 mo. LIBOR + 2.000%)
7,931,358	3.235	03/17/23	7,955,152
(1 mo. LIBOR + 2.250%)
9,895,275	3.485	02/15/24	9,941,189
MPH Acquisition Holdings LLC (B+/B1) (3 mo. LIBOR + 3.000%)
40,725,512	4.333	06/07/23	41,018,328
Press Ganey Holdings, Inc. (B/B2) (1 mo. LIBOR + 3.250%)
5,806,125	4.485	10/21/23	5,831,556
Sedgwick Claims Management Services, Inc. (B+/B1) (1 mo. LIBOR + 2.750%)
15,482,160	3.985	03/01/21	15,497,642
Sedgwick Claims Management Services, Inc. (CCC+/Caa2)
(1 mo. LIBOR + 5.750%)
13,600,758	6.985	02/28/22	13,702,763
(3 mo. LIBOR + 5.750%)
12,850,000	7.067	02/28/22	12,946,375
Sterigenics-Nordion Holdings LLC (B/B1) (1 Week LIBOR + 3.000%)
20,152,284	4.235	05/15/22	20,152,284
Team Health Holdings, Inc. (NR/NR) (1 mo. LIBOR + 2.750%)
20,422,375	3.985	02/06/24	20,026,794
U.S. Renal Care, Inc. (B/B2) (3 mo. LIBOR + 4.250%)
48,808,605	5.583	12/31/22	47,197,921
U.S. Renal Care, Inc. (CCC+/Caa2) (3 mo. LIBOR + 8.000%)
4,025,000	9.333	12/31/23	3,909,281

			322,060,071

Lodging – 0.8%
Four Seasons Holdings, Inc. (BB/B1) (1 mo. LIBOR + 2.500%)
7,979,446	3.500	11/30/23	8,031,791
Hilton Worldwide Finance LLC (BBB-/Ba1) (1 mo. LIBOR + 2.000%)
7,947,082	3.215	10/25/23	7,978,393
La Quinta Intermediate Holding LLC (BB/B1) (3 mo. LIBOR + 2.750%)
16,350,148	4.054	04/14/21	16,391,023

			32,401,207

Machinery-Diversified – 0.2%
Gardner Denver, Inc. (NR/NR) (3 mo. LIBOR + 2.750%)
4,409,728	4.083	07/30/24	4,413,609
Hayward Industries, Inc. (B/B3) (1 mo. LIBOR + 3.500%)
3,000,000	4.735	08/05/24	3,017,490

			7,431,099

Media – Broadcasting & Radio – 4.1%
Atlantic Broadband Finance LLC (NR/NR)
12,750,000	2.750	08/11/24	12,664,320
Cable One, Inc. (NR/NR) (3 mo. LIBOR + 2.250%)(b)
4,987,500	3.570	05/01/24	5,012,438

Bank Loans(a) – (continued)
Media – Broadcasting & Radio – (continued)
Communications Sales & Leasing, Inc. (B+/B1) (1 mo. LIBOR + 3.000%)
7,908,794	4.235	10/24/22	7,307,725
Entercom Radio LLC (BB-/B1) (1 mo. LIBOR + 3.500%)
6,870,000	4.731	11/01/23	6,878,588
Getty Images, Inc. (CCC/B3) (3 mo. LIBOR + 3.500%)
72,566,578	4.833	10/18/19	62,619,151
iHeart Communications, Inc. (CC/Caa1)
(3 mo. LIBOR + 6.750%)
9,525,000	8.083	01/30/19	7,339,203
(3 mo. LIBOR + 7.500%)
22,272,038	8.833	07/30/19	17,160,605
MH Sub I LLC (NR/NR) (3 mo. LIBOR + 3.750%)
19,350,000	4.820	09/13/24	19,220,936
Nexstar Broadcasting, Inc. (BB+/Ba3) (1 mo. LIBOR + 2.500%)
11,769,560	3.737	01/17/24	11,796,865
Sesac Holdco II LLC (B+/B2) (1 mo. LIBOR + 3.250%)
1,467,625	4.507	02/23/24	1,452,949
Tribune Media Co. (BB+/Ba3)
(1 mo. LIBOR + 3.000%)
952,474	4.235	12/27/20	953,369
(1 mo. LIBOR + 3.000%)
11,871,374	4.235	01/27/24	11,882,533
Univision Communications, Inc. (BB-/B2) (1 mo. LIBOR + 2.750%)
10,518,128	3.985	03/15/24	10,419,573

			174,708,255

Media – Cable – 3.0%
Altice Financing SA (BB-/B1) (3 mo. LIBOR + 2.750%)
5,015,938	4.054	07/15/25	5,019,098
Charter Communications Operating LLC (BBB-/Ba1)
(1 mo. LIBOR + 2.000%)
28,944,044	3.240	07/01/20	29,030,008
(1 mo. LIBOR + 2.000%)
14,281,029	3.240	01/03/21	14,314,733
(1 mo. LIBOR + 2.000%)
3,801,767	3.240	01/15/22	3,810,815
(1 mo. LIBOR + 2.250%)
7,979,794	3.476	01/15/24	8,009,718
Charter NEX US Holdings, Inc. (B/B2) (1 mo. LIBOR + 3.250%)
2,992,500	4.485	05/16/24	2,999,981
CSC Holdings LLC (BB/Ba1) (1 mo. LIBOR + 2.250%)
13,961,104	5.250	07/17/25	13,871,334
Numericable Group SA (B+/B1) (3 mo. LIBOR + 2.750%)
5,785,500	4.061	07/31/25	5,755,126
Numericable U.S. LLC (B+/B1) (3 mo. LIBOR + 3.250%)
1,521,168	4.561	01/14/25	1,525,184
UPC Financing Partnership (BB/Ba3) (1 mo. LIBOR + 2.750%)
1,442,849	3.984	04/15/25	1,446,687
Virgin Media Investment Holdings Ltd. (BB-/Ba3) (1 mo. LIBOR + 2.750%)
24,950,000	3.984	01/31/25	25,034,331
Wave Division Holdings LLC (BB-/Ba3) (2 mo. LIBOR + 2.750%)
8,099,465	3.990	10/15/19	8,099,465

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Media – Cable – (continued)
	Ziggo Secured Finance BV (BB-/Ba3) (1 mo. LIBOR + 2.500%)
	$9,525,000	3.734%	04/15/25	$9,516,713

				128,433,193

Media – Non Cable – 4.3%
	Advantage Sales & Marketing, Inc. (B/B1) (1 mo. LIBOR + 3.250%)
	15,498,479	4.485	07/23/21	14,558,961
	Advantage Sales & Marketing, Inc. (CCC+/Caa1) (1 mo. LIBOR + 6.500%)
	4,203,226	7.735	07/25/22	3,759,786
	Cengage Learning Acquisitions, Inc. (B+/B2) (1 mo. LIBOR + 4.250%)
	10,387,430	5.485	06/07/23	9,554,566
	Checkout Holding Corp. (B-/B1) (1 mo. LIBOR + 3.500%)
	37,174,320	4.500	04/09/21	31,117,880
	Checkout Holding Corp. (CCC-/Caa1) (1 mo. LIBOR + 6.750%)
	23,600,000	7.985	04/11/22	13,599,500
	EMI Music Publishing Ltd. (BB-/Ba3) (1 mo. LIBOR + 2.500%)
	7,631,982	3.731	08/21/23	7,644,804
	McGraw-Hill Global Education Holdings LLC (B+/Ba3) (1 mo. LIBOR + 4.000%)
	19,157,507	5.235	05/04/22	18,791,407
	Mission Broadcasting, Inc. (BB+/Ba3) (1 mo. LIBOR + 2.500%)
	1,454,974	3.737	01/17/24	1,458,350
	NEP/NCP Holdco, Inc. (B+/B1)
	(1 mo. LIBOR + 3.250%)
	31,584,356	4.476	07/21/22	31,492,129
	(EURIBOR + 3.000%)
EUR	5,885,499	3.750	11/17/23	7,008,245
	Nielsen Finance LLC (BBB-/Ba1) (1 mo. LIBOR + 2.000%)
	$10,469,511	3.235	10/04/23	10,479,352
	Renaissance Learning, Inc. (B-/B2) (3 mo. LIBOR + 3.750%)
	15,439,961	5.083	04/09/21	15,531,674
	Renaissance Learning, Inc. (CCC/Caa2) (3 mo. LIBOR + 7.000%)
	9,423,236	8.333	04/11/22	9,493,910
	WMG Acquisition Corp. (B+/Ba3) (1 mo. LIBOR + 2.500%)
	6,087,047	3.737	11/01/23	6,097,516

				180,588,080

Metals & Mining – 0.8%
	Global Brass & Copper, Inc. (NR/NR) (1 mo. LIBOR + 3.250%)(b)
	7,950,174	4.500	07/18/23	8,029,676
	Hi Crush Partners LP (B/Caa1) (3 mo. LIBOR + 3.750%)
	24,958,598	5.083	04/28/21	24,417,745

				32,447,421

Packaging – 0.8%
	Consolidated Container Co. LLC (B+/B3) (1 mo. LIBOR + 3.500%)
	2,950,000	4.735	05/22/24	2,965,989

	Reynolds Group Holdings, Inc. (B+/B1) (1 mo. LIBOR + 2.750%)
	17,717,994	4.235	02/05/23	17,781,779

Bank Loans(a) – (continued)
Packaging – (continued)
	SIG Combibloc U.S. Acquisition, Inc. (NR/NR) (1 mo. LIBOR + 3.000%)
	15,157,089	4.250	03/13/22	15,184,523

				35,932,291

Paper – 0.1%
	Flex Acquisition Co., Inc. (B/B1) (3 mo. LIBOR + 3.000%)
	4,713,188	4.299	12/29/23	4,723,509

Pharmaceuticals – 0.8%
	Alphabet Holding Co., Inc. (B/B1)
	22,700,000	4.500	09/26/24	22,416,250
	The Nature’s Bounty Co. (NR/NR)
	11,300,000	8.750	09/26/25	11,130,500

				33,546,750

Pipelines – 0.3%
	BCP Raptor LLC (B+/B3) (1 Week LIBOR + 4.250%)
	10,698,188	5.447	06/24/24	10,768,368

Real Estate – 0.8%
	MGM Growth Properties LLC (BB+/Ba3) (1 mo. LIBOR + 2.250%)
	23,504,161	3.245	04/25/23	23,571,853
	Realogy Corp. (BB+/Ba1) (1 mo. LIBOR + 2.250%)
	12,052,105	3.485	07/20/22	12,097,300

				35,669,153

Restaurants – 2.4%
	1011778 B.C. Unlimited Liability Co. (B+/Ba3) (3 mo. LIBOR + 2.250%)
	75,186,939	3.250	02/16/24	75,055,362
	Intrawest Resorts Holdings, Inc. (B/B2) (1 mo. LIBOR + 3.250%)
	16,832,353	4.567	07/31/24	16,906,079
	NPC International, Inc. (B/B1) (3 mo. LIBOR + 3.500%)
	10,324,125	4.738	04/19/24	10,427,366

				102,388,807

Retailers – 2.2%
	Academy Ltd. (CCC+/B3) (3 mo. LIBOR + 4.000%)
	17,917,712	5.235	07/01/22	12,072,238
	American Apparel (USA) LLC (NR/NR)(b)(c)
	3,746,635	0.000	11/30/17	3,746,635
	1,578,192	0.000	11/30/17	1,578,192
	5,979,743	0.000	02/05/20	1,016,556
	Dollar Tree, Inc. (BBB-/Baa3) (1 mo. LIBOR + 1.500%)
	2,218,515	2.750	07/06/20	2,218,515
	Michaels Stores, Inc. (BB+/Ba2) (1 mo. LIBOR + 2.750%)
	10,183,424	3.984	01/30/23	10,172,528

	Neiman Marcus Group Ltd., Inc. (CCC/Caa1) (1 mo. LIBOR + 3.250%)
	18,462,610	4.481	10/25/20	13,710,334
	PetSmart, Inc. (B/Ba3) (1 mo. LIBOR + 3.000%)
	30,865,455	4.240	03/11/22	26,029,764
	Staples, Inc. (NR/NR)
	12,625,000	5.000	09/12/24	12,564,147
	The Men’s Wearhouse, Inc. (B+/Ba3) (3 mo. LIBOR + 3.500%)
	4,225,000	4.813	06/18/21	4,112,784

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value
Bank Loans(a) – (continued)
Retailers – (continued)
	True Religion Apparel, Inc. (NR/WR)(b)
	(3 mo. LIBOR + 4.875%)
	$16,646,250	6.171%		07/30/19	$4,244,794
	7,650,000	11.000	(c)	01/30/20	443,700

					91,910,187

Semiconductors & Semiconductor Equipment – 0.1%
	MKS Instruments, Inc. (BBB-/Ba1) (1 Week LIBOR + 2.250%)
	5,232,076	3.476		05/01/23	5,269,119

Services Cyclical – Business Services – 3.2%
	Acosta Holdco, Inc. (B-/B2) (1 mo. LIBOR + 3.250%)
	11,017,891	4.485		09/26/21	9,719,873
	EVO Payments International LLC (NR/NR) (1 mo. LIBOR + 5.000%)
	17,457,275	6.240		12/22/23	17,653,669
	First Data Corp. (BB/Ba3)
	(1 mo. LIBOR + 2.250%)
	2,819,792	3.487		07/08/22	2,823,711
	(1 mo. LIBOR + 2.500%)
	33,816,084	3.737		04/26/24	33,918,885
	Global Payments, Inc. (BBB-/Ba2) (1 mo. LIBOR + 2.000%)
	12,324,996	3.235		04/21/23	12,349,153
	Koosharem LLC (CCC+/Caa1) (3 mo. LIBOR + 6.500%)
	6,746,088	7.833		05/16/20	6,408,784
	Vantiv LLC (NR/NR)
	4,147,315	3.500		10/14/23	4,144,205
	14,777,685	3.697		10/14/23	14,777,685
	9,575,000	3.737		10/14/23	9,579,022
	Vantiv LLC (BBB-/NR) (1 mo. LIBOR + 2.500%)
	22,370,064	3.826		10/14/23	22,380,869

					133,755,856

Services Cyclical – Consumer Services – 4.2%
	Advanced Disposal Services, Inc. (BB/B1) (1 Week LIBOR + 2.750%)
	48,260,056	3.500		11/10/23	48,541,412
	Ascend Learning LLC (B+/B2) (1 mo. LIBOR + 3.250%)
	13,550,000	4.485		07/12/24	13,604,200
	Asurion LLC (B+/Ba3)
	(1 mo. LIBOR + 2.750%)
	25,833,272	3.985		08/04/22	25,897,855
	(1 mo. LIBOR + 3.000%)
	2,422,076	4.235		11/03/23	2,431,837
	Bright Horizons Family Solutions, Inc. (NR/NR) (PRIME + 1.250%)
	32,602,274	3.485		11/07/23	32,708,231
	Casella Waste Systems, Inc. (B+/B1) (PRIME + 1.750%)
	4,342,188	6.000		10/17/23	4,353,043
	Parexel International Corp. (NR/NR)
	5,500,000	3.000		08/07/24	5,537,840
	Spin Holdco, Inc. (NR/NR) (2 mo. LIBOR + 3.750%)
	24,993,391	5.014		11/14/22	25,099,612
	Weight Watchers International, Inc. (B-/B2) (3 mo. LIBOR + 3.250%)
	19,483,391	4.490		04/02/20	19,215,495

					177,389,525

Bank Loans(a) – (continued)
Services Cyclical – Rental Equipment – 0.3%
	BakerCorp International, Inc. (B-/B2)
	15,380,000	4.250		02/07/20	14,780,180

Technology – Software/Services – 5.5%
	Almonde, Inc. (NR/NR) (3 mo. LIBOR + 3.500%)
	15,300,000	4.817		06/13/24	15,362,883
	Almonde, Inc. (CCC+/Caa2) (3 mo. LIBOR + 7.250%)
	3,825,000	8.567		06/13/25	3,886,468
	Ancestry.com Operations, Inc. (B/B1) (1 mo. LIBOR + 3.250%)
	8,910,000	4.490		10/19/23	8,960,163
	Aspect Software, Inc. (NR/NR) (1 mo. LIBOR + 10.000%)
	4,503,758	11.235		05/25/20	4,430,572
	Avast Software BV (BB-/Ba3) (3 mo. LIBOR + 3.250%)
	5,295,469	4.583		09/29/23	5,313,685
	BMC Software Finance, Inc. (B+/Ba3) (EURIBOR + 4.500%)
EUR	5,003,212	4.500		09/10/22	5,942,037
	BMC Software Finance, Inc. (B+/B1) (1 mo. LIBOR + 4.000%)
	$41,276,471	5.235		09/10/22	41,467,581
	Cavium, Inc. (BB/Ba3) (PRIME + 1.250%)(b)
	4,776,698	3.484		08/16/22	4,788,640
	CCC Information Services, Inc. (B/B2) (1 mo. LIBOR + 3.000%)
	6,109,688	4.240		04/27/24	6,097,468
	CCC Information Services, Inc. (CCC/Caa2) (1 mo. LIBOR + 6.750%)
	2,675,000	7.985		04/27/25	2,748,563
	Electrical Components International, Inc. (B/B1) (3 mo. LIBOR + 4.750%)
	11,707,787	6.085		05/28/21	11,773,702
	Equinix, Inc. (NR/NR) (EURIBOR + 2.500%)
EUR	2,636,750	2.500		01/05/24	3,125,912
	Infor (US), Inc. (B/B1) (3 mo. LIBOR + 2.750%)
	$38,638,925	4.083		02/01/22	38,530,350
	MA FinanceCo. LLC (NR/NR)
	(3 mo. LIBOR + 2.500%)
	7,009,713	3.811		11/19/21	7,000,951
	(1 mo. LIBOR + 2.750%)
	3,875,796	3.987		06/21/24	3,880,640
	Micron Technology, Inc. (BBB-/Baa2) (1 mo. LIBOR + 2.500%)
	27,157,484	3.740		04/26/22	27,329,390
	Seattle Spinco, Inc. (NR/NR) (1 mo. LIBOR + 2.750%)
	26,174,204	3.987		06/21/24	26,206,922
	SS&C Technologies, Inc. (BB+/Ba2)
	(1 mo. LIBOR + 2.250%)
	10,595,504	3.232		07/08/22	10,639,687
	(1 mo. LIBOR + 2.250%)
	560,376	3.485		07/08/22	562,713

	Western Digital Corp. (BBB-/Ba1) (1 mo. LIBOR + 2.750%)
	3,487,744	3.985		04/29/23	3,506,055

					231,554,382

Trading Companies & Distributors – 0.3%
	HD Supply Waterworks Ltd. (NR/NR) (6 mo. LIBOR + 3.000%)
	10,500,000	4.455		08/01/24	10,513,125
	HD Supply, Inc. (NR/NR) (3 mo. LIBOR + 2.250%)
	1,578,030	3.583		08/13/21	1,583,458

					12,096,583

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Utilities – Electric – 0.7%
AES Corp. (BBB-/Ba1) (3 mo. LIBOR + 2.000%)
$7,487,375	3.317%	05/24/22	$7,490,520
Calpine Corp. (BB/Ba2) (PRIME + 0.750%)
10,572,182	5.000	11/30/17	10,580,957
(3 mo. LIBOR + 2.750%)
10,353,883	4.090	01/15/24	10,328,516

			28,399,993

Wireless Telecommunications – 4.8%
CenturyLink, Inc. (BBB-/Ba3)
28,381,000	2.750	01/31/25	27,486,998
Cincinnati Bell, Inc. (NR/NR)
9,325,000	4.750	08/17/24	9,394,937
Consolidated Communications, Inc. (BB-/Ba3) (1 mo. LIBOR + 3.000%)
8,789,170	4.240	10/04/23	8,542,546
Digicel International Finance Ltd. (NR/Ba2) (3 mo. LIBOR + 3.750%)
22,600,000	5.070	05/28/24	22,656,500
GCI Holdings, Inc. (NR/NR) (1 mo. LIBOR + 2.250%)
8,267,481	3.485	02/02/22	8,283,024
Intelsat Jackson Holdings SA (B/B1) (3 mo. LIBOR + 2.750%)
101,795,848	4.071	06/30/19	101,424,293
LTS Buyer LLC (B/B1) (1 mo. LIBOR + 3.250%)
4,625,367	4.485	04/13/20	4,628,281
Sprint Communications, Inc. (BB-/Ba2) (1 mo. LIBOR + 2.500%)
22,984,500	3.750	02/02/24	22,998,980

			205,415,559

Wirelines Telecommunications – 0.2%
Avaya, Inc. (NR/WR) (1 mo. LIBOR + 7.500%)
1,618,677	8.735	01/24/18	1,630,235
Level 3 Financing, Inc. (BBB-/Ba1) (1 mo. LIBOR + 2.250%)
5,000,000	3.486	02/22/24	4,996,100

			6,626,335

TOTAL BANK LOANS
(Cost $3,478,222,363)			$3,380,924,000

Corporate Obligations – 13.0%
Airlines – 0.7%
Air Canada 2013-1 Class C Pass Through Trust (BB/Ba2)(d)
$7,681,000	6.625%	05/15/18	$7,879,170
Air Canada Pass Through Trust Series 2013-1, Class B (BBB/Baa3)(d)
12,721,333	5.375	11/15/22	13,408,285
Continental Airlines 2012-3 Class C Pass Through Trust (NR/Ba1)
4,825,000	6.125%	04/29/18	4,908,434
United Airlines 2014-1 Class B Pass Through Trust (BBB-/NR)
305,771	4.750	10/11/23	318,461
United Continental Holdings, Inc. (BB-/Ba3)
4,513,000	6.375	06/01/18	4,620,486

			31,134,836

Corporate Obligations – (continued)
Automotive(d)(e)(f) – 0.2%
IHO Verwaltungs GmbH (BB-/Ba1)
6,700,000	4.500	09/15/23	6,808,875

Commercial Services(d)(e) – 0.2%
Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)
7,800,000	5.000	04/15/22	8,073,000

Consumer Cyclical Services – Business(b)(c) – 0.0%
Escrow Ambassadors Group, Inc. (NR/NR)
9,986,469	13.000	04/15/20	—

Distribution & Wholesale(d)(e) – 0.2%
Performance Food Group, Inc. (BB-/B2)
9,800,000	5.500	06/01/24	10,143,000

Diversified Financial Services – 0.8%
Abe Investment Holdings, Inc./Getty Images, Inc. (CCC/B3)(d)(e)
11,300,000	10.500	10/16/20	10,904,500
Ally Financial, Inc. (BB+/Ba3)
7,525,000	3.750	11/18/19	7,684,906
International Lease Finance Corp. (BBB-/Baa2)(d)
1,000,000	7.125	09/01/18	1,047,046
International Lease Finance Corp. (BBB-/Baa3)
7,500,000	5.875	04/01/19	7,900,490
Navient Corp. (B+/Ba3)
4,550,000	6.625	07/26/21	4,877,363

			32,414,305

Electrical(d)(e) – 0.1%
Calpine Corp. (BB/Ba2)
4,350,000	5.250	06/01/26	4,328,250

Entertainment(d)(e) – 0.6%
Scientific Games International, Inc. (B+/Ba3)
22,075,000	7.000	01/01/22	23,399,500

Food & Drug Retailing(d)(e) – 0.0%
Shearer’s Foods LLC/Chip Finance Corp. (B/B3)
900,000	9.000	11/01/19	924,750

Gaming(c)(e) – 0.4%
Caesars Entertainment Operating Co., Inc. (NR/WR)
14,605,821	9.000%	02/15/20	19,060,597

Healthcare Providers & Services – 1.8%
CHS/Community Health Systems, Inc. (CCC/Caa2)(e)
5,500,000	8.000	11/15/19	5,362,500
CHS/Community Health Systems, Inc. (B+/Ba3)(e)
3,800,000	6.250	03/31/23	3,752,500
HCA, Inc. (BBB-/Ba1)
10,000,000	3.750	03/15/19	10,212,500
12,900,000	5.000	03/15/24	13,738,500
13,225,000	5.250	04/15/25	14,299,531
16,775,000	5.250 (e)	06/15/26	18,075,062
Tenet Healthcare Corp. (B-/Ba3)(d)(e)
2,975,000	7.500	01/01/22	3,146,063
9,650,000	5.125	05/01/25	9,529,375

			78,116,031

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Machinery-Diversified(e) – 0.3%
Welbilt, Inc. (B/Caa1)
$12,175,000	9.500%		02/15/24	$13,970,813

Media – 1.7%
Altice Financing SA (BB-/B1)(d)(e)
8,075,000	7.500		05/15/26	8,882,500
DISH DBS Corp. (B+/Ba3)
5,000,000	7.750		07/01/26	5,731,250
Nexstar Broadcasting, Inc. (B+/B3)(d)(e)
2,500,000	5.625		08/01/24	2,593,750
SFR Group SA (B+/B1)(d)(e)
16,300,000	6.250		05/15/24	17,115,000
Tribune Media Co. (BB-/B3)(e)
3,125,000	5.875		07/15/22	3,257,812
Univision Communications, Inc. (BB-/B2)(e)
13,339,000	6.750	(d)	09/15/22	13,822,539
2,032,000	6.750		09/15/22	2,105,660
Virgin Media Secured Finance PLC (BB-/Ba3)(d)(e)
16,300,000	5.500		08/15/26	17,176,125

				70,684,636

Oil Field Services(e) – 1.2%
Antero Resources Corp. (BB/Ba3)
8,075,000	5.625		06/01/23	8,408,094
Exterran Energy Solutions LP/EES Finance Corp. (B+/B3)(d)
9,850,000	8.125		05/01/25	10,194,750
FTS International, Inc. (B+/B1) (3M USD LIBOR + 7.500%)(d)(g)
18,900,000	8.820		06/15/20	19,207,125
Noble Holding International Ltd. (BB-/B2)(j)
11,000,000	7.750		01/15/24	9,790,000
SM Energy Co. (B+/B2)
2,400,000	6.750		09/15/26	2,406,000

				50,005,969

Packaging(e) – 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (BB/Ba3)(d)
$8,200,000	4.250%		09/15/22	$8,405,000
3,000,000	4.625		05/15/23	3,082,500
Berry Global, Inc. (B+/B3)
13,300,000	5.500		05/15/22	13,832,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu (B+/B1) (3M USD LIBOR + 3.500%)(d)
4,800,000	4.804	(g)	07/15/21	4,896,000
2,000,000	5.125		07/15/23	2,080,000

				32,295,500

Pharmaceuticals(d)(e) – 0.4%
Endo Dac/Endo Finance LLC/Endo Finco, Inc. (BB-/Ba2)
10,000,000	5.875		10/15/24	10,475,000
Valeant Pharmaceuticals International, Inc. (BB-/Ba3)
7,750,000	7.000		03/15/24	8,273,125

				18,748,125

Corporate Obligations – (continued)
Retailing(e) – 0.9%
New Red Finance, Inc. (B+/Ba3)
2,825,000	4.625	(d)	01/15/22	2,888,562
5,600,000	4.625		01/15/22	5,726,000
New Red Finance, Inc. (B-/B3)(d)
3,967,000	6.000		04/01/22	4,090,969
New Red Finance, Inc. (B+/Ba3)(d)
8,800,000	4.250		05/15/24	8,833,000
New Red Finance, Inc. (B-/B3)(d)
10,550,000	5.000		10/15/25	10,708,250
PetSmart, Inc. (B/Ba3)(d)
6,150,000	5.875		06/01/25	5,365,875

				37,612,656

Software(d)(e) – 1.2%
CURO Financial Technologies Corp. (B-/Caa1)
7,250,000	12.000		03/01/22	7,793,750
First Data Corp. (B/B3)
9,500,000	7.000		12/01/23	10,153,125
30,125,000	5.750		01/15/24	31,555,938

				49,502,813

Telecommunication Services – 1.5%
Frontier Communications Corp. (B/B2)
2,316,000	8.500		04/15/20	2,246,520
Intelsat Jackson Holdings SA (CCC+/Caa2)(e)
9,560,000	7.250		10/15/20	9,225,400
Nokia OYJ (BB+/Ba1)
1,950,000	3.375		06/12/22	1,964,625
Sprint Communications, Inc. (B+/B1)(d)
8,075,000	9.000		11/15/18	8,670,531
Sprint Communications, Inc. (B/B3)
16,250,000	7.000		08/15/20	17,753,125
Sprint Corp. (B/B3)
3,650,000	7.875		09/15/23	4,234,000

Wind Acquisition Finance SA (BB/Ba3)(d)(e)
19,550,000	4.750		07/15/20	19,794,375

				63,888,576

TOTAL CORPORATE OBLIGATIONS
(Cost $532,279,006)				$551,112,232

Asset-Backed Securities(d)(g) – 0.8%
Collateralized Loan Obligations – 0.8%
Carlyle Global Market Strategies CLO Ltd. Series 2014-1A, Class AR (AAA/Aaa) (3M USD LIBOR + 1.300%)
$10,300,000	2.458%		04/17/25	$10,349,677
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class AR (NR/Aaa) (3M USD LIBOR + 1.370%)
23,700,000	2.540		10/29/26	23,743,703

TOTAL ASSET-BACKED SECURITIES
(Cost $34,000,000)				$34,093,380

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Shares	Description	Value
Common Stocks(b)(c)(h) – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
1,286,477	Blue Ridge Mountain Resources, Inc.	$12,607,475

Textiles, Apparel & Luxury Goods(b) – 0.0%
449,607	American Apparel, Inc. PI	—

TOTAL COMMON STOCKS
(Cost $22,763,641)		$12,607,475

Shares	Distribution Rate	Value
Exchange Traded Fund(i) – 0.7%
Exchange Traded Funds – 0.7%
Goldman Sachs TreasuryAccess 0-1 Year ETF (NR/NR)
315,762	0.921%	$31,623,564
(Cost $31,596,982)

Investment Company(i) – 6.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
286,416,883	0.927%	$286,416,883
(Cost $286,416,883)

TOTAL INVESTMENTS – 101.5%
(Cost $4,385,278,875)		$4,296,777,534

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (0.2)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(4,543,750)	(1.750)	06/04/18	$(4,543,750)
(792,500)	(2.000)	08/01/18	(792,500)
(1,111,413)	(1.750)	09/11/18	(1,111,413)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost) $(6,447,663))			$(6,447,663)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%			(56,190,598)

NET ASSETS – 100.0%			$4,234,139,273

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on September 30, 2017. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Security is currently in default and/or non-income producing.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $369,742,983, which represents approximately 8.7% of net assets as of September 30, 2017.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Pay-in-kind securities.
(g)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2017.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $12,607,475, which represents approximately 0.3% of net assets as of September 30, 2017.

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources, Inc. (Common Stocks)	05/06/16 – 08/18/16	$12,836,870
American Apparel, Inc. PI (Common Stocks)	04/01/13 – 02/05/16	9,926,771

(i)	Represents an Affiliated Issuer.
(j)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2017, the value of securities pledged amounted to $6,559,300.
(k)	This loan will settle after September 30, 2017, at which time the interest rate will be determined. The loan settled on November 8, 2017 with a LIBOR rate of 3.000%.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PI	—Private Investment
PLC	—Public Limited Company

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At September 30, 2017, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
21st Century Oncology Holdings, Inc	$565,398	$568,226	$6,317

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	USD	15,242,016	EUR	12,835,890	$15,174,043	10/04/17	$67,973

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
10 Year U.S. Treasury Notes	(986)	12/19/17	$(123,558,125)	$1,276,703
5 Year U.S. Treasury Notes	(370)	12/29/17	(43,475,000)	286,162
TOTAL				$1,562,865

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(b)	Termination Date	Notional Amount (000s)(c)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250%	3M LIBOR	12/20/22	$24,400	$(233,156)	$(384,900)	$151,744
2.500	3M LIBOR	12/20/24	26,000	(558,483)	(773,586)	215,103
TOTAL				$(791,639)	$(1,158,486)	$366,847

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2017(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.NA.IG Index 29	(5.000)%	3.253%	12/20/22	$89,650	$(7,146,350)	$(6,624,891)	$(521,459)

(a)	Payments made quarterly.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)*
Markit iBoxx USD LLL TR Index	3M LIBOR	JPMorgan Securities, Inc.	12/20/17	$231	$100,493

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.
(a)	Payments made quarterly.

PURCHASED OPTIONS CONTRACTS — At September 30, 2017, the Fund had the following purchased options:

PURCHASED OPTIONS ON FUTURES CONTRACTS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Puts:
Eurodollar Futures	MS & Co. LLC	$98.00	06/15/18	48	$120,000	$18,600	$13,308	$5,292

Abbreviation:
CDX.NA.IG Index 29	—CDX North America Investment Grade Index 29
MS & Co. LLC	—Morgan Stanley & Co. LLC
Markit iBoxx USD LLL TR Index	—Markit iBoxx USD Liquid Leveraged Loans Total Return Index

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 92.7%
Aerospace/Defense(a) – 0.2%
Lockheed Martin Corp.
$850,000	4.700%		05/15/46	$950,752

Agriculture – 3.3%
BAT Capital Corp.(a)(b)
3,900,000	3.222		08/15/24	3,909,609
3,750,000	3.557		08/15/27	3,787,696
1,025,000	4.390		08/15/37	1,051,865
BAT International Finance PLC(b)
2,400,000	2.750		06/15/20	2,437,335
Reynolds American, Inc.
861,000	3.250		06/12/20	884,791
1,375,000	5.850	(a)	08/15/45	1,682,451

				13,753,747

Automotive – 2.1%
Ford Motor Credit Co. LLC
4,325,000	5.875		08/02/21	4,810,724
General Motors Co.
3,700,000	3.500		10/02/18	3,760,077

				8,570,801

Banks – 18.2%
Banco Santander SA
600,000	4.250		04/11/27	622,721
Bank of America Corp.
1,950,000	5.000		05/13/21	2,121,789
(3M USD LIBOR + 0.660%)(a)(c)
1,300,000	2.369		07/21/21	1,300,096
1,200,000	4.125		01/22/24	1,276,637
5,500,000	4.000		04/01/24	5,810,493
325,000	6.110		01/29/37	406,360
(3M USD LIBOR + 1.814%)(a)(c)
575,000	4.244		04/24/38	607,773
1,200,000	4.875		04/01/44	1,369,664
Barclays PLC
850,000	5.200		05/12/26	909,209
700,000	4.950		01/10/47	765,004
BNP Paribas SA(b)
675,000	4.375		05/12/26	704,828
Citigroup, Inc.
1,500,000	5.375		08/09/20	1,635,500
850,000	2.650		10/26/20	858,736
500,000	3.875		03/26/25	511,592
800,000	4.450		09/29/27	844,429
752,000	4.650		07/30/45	832,510
425,000	4.750		05/18/46	462,648
Citizens Financial Group, Inc.(a)
1,550,000	2.375		07/28/21	1,540,185
Compass Bank(a)
1,025,000	2.750		09/29/19	1,031,564
Credit Agricole SA(b)
650,000	3.250		10/04/24	650,369
850,000	4.125		01/10/27	888,419
Credit Suisse Group AG(a)(b)
1,400,000	4.282		01/09/28	1,458,263

Corporate Obligations – (continued)
Banks – (continued)
Credit Suisse Group Funding Guernsey Ltd.
2,150,000	3.125		12/10/20	2,193,136
400,000	3.750		03/26/25	407,449
Deutsche Bank AG
450,000	2.500		02/13/19	452,646
HSBC Bank USA NA
300,000	7.000		01/15/39	428,887
HSBC Holdings PLC
1,600,000	3.400		03/08/21	1,649,815
(3M USD LIBOR + 1.055%)(a)(c)
900,000	3.262		03/13/23	918,608
(3M USD LIBOR + 1.546%)(a)(c)
925,000	4.041		03/13/28	965,772
425,000	6.500		09/15/37	564,297
425,000	6.800		06/01/38	579,171
ING Bank NV (5 year USD ICE Swap + 2.700%)(a)(c)
3,075,000	4.125		11/21/23	3,130,350
ING Groep NV
450,000	3.150		03/29/22	458,562
Intesa Sanpaolo SpA
2,025,000	3.875		01/16/18	2,036,180
JPMorgan Chase & Co.
3,700,000	3.875		09/10/24	3,852,687
1,375,000	3.625	(a)	12/01/27	1,378,966
(3M USD LIBOR + 3.800%)(a)(c)
1,575,000	5.300		05/01/49	1,641,937
KBC Bank NV (5 year USD Swap + 7.097%)(a)(c)
2,000,000	8.000		01/25/23	2,033,832
Mitsubishi UFJ Financial Group, Inc.
1,400,000	2.950		03/01/21	1,422,409
1,275,000	3.850		03/01/26	1,326,434
Mizuho Financial Group, Inc.
2,000,000	2.601		09/11/22	1,983,574
Morgan Stanley, Inc.
3,125,000	3.700		10/23/24	3,237,418
2,950,000	4.000		07/23/25	3,110,080
(3M USD LIBOR + 1.455%)(a)(c)
800,000	3.971		07/22/38	804,567
500,000	4.300		01/27/45	524,135
Santander Holdings USA, Inc.(a)
750,000	4.500		07/17/25	781,425
Santander UK PLC(b)
1,150,000	5.000		11/07/23	1,243,186
The Toronto-Dominion Bank (5 year USD Swap + 2.205%)(a)(c)
1,175,000	3.625		09/15/31	1,169,993
UBS Group Funding Switzerland AG(b)
2,200,000	3.000		04/15/21	2,230,288
UniCredit SpA(b)
3,725,000	3.750		04/12/22	3,818,366
500,000	4.625		04/12/27	524,522
Wells Fargo & Co.
850,000	3.900		05/01/45	850,799
Wells Fargo Bank NA
799,000	5.950		08/26/36	1,009,812

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Westpac Banking Corp. (5 year USD ICE Swap + 2.236%)(a)(c)
$1,275,000	4.322%		11/23/31	$1,309,946
475,000	5.000		09/21/99	474,487

				75,122,525

Beverages – 3.5%
Anheuser-Busch InBev Finance, Inc.(a)
8,175,000	3.300		02/01/23	8,475,630
700,000	4.900		02/01/46	790,697
Anheuser-Busch InBev Worldwide, Inc.
925,000	4.950		01/15/42	1,047,559
Beam Suntory, Inc.(a)
1,575,000	3.250		05/15/22	1,611,960
Pernod Ricard SA(b)
2,300,000	4.450		01/15/22	2,460,675

				14,386,521

Biotechnology(a) – 0.8%
Celgene Corp.
2,181,000	3.625		05/15/24	2,272,134
Gilead Sciences, Inc.
700,000	4.750		03/01/46	783,827
300,000	4.150		03/01/47	307,328

				3,363,289

Chemicals(a) – 1.9%
Albemarle Corp.
450,000	4.150		12/01/24	476,064
LYB International Finance BV
375,000	4.875		03/15/44	408,248
LYB International Finance II BV
1,225,000	3.500		03/02/27	1,218,426
Monsanto Co.
350,000	4.700		07/15/64	353,932
The Mosaic Co.
100,000	5.625		11/15/43	102,082
The Sherwin-Williams Co.
325,000	2.750		06/01/22	327,188
2,050,000	3.125		06/01/24	2,060,302
2,075,000	3.450		06/01/27	2,089,428
Westlake Chemical Corp.
550,000	3.600		08/15/26	549,295

				7,584,965

Commercial Services – 0.3%
Ecolab, Inc.
942,000	5.500		12/08/41	1,158,967

Computers – 1.3%
Apple, Inc.
975,000	3.850		05/04/43	982,227
Dell International LLC/EMC Corp.(b)
1,100,000	3.480		06/01/19	1,121,843
1,700,000	5.450	(a)	06/15/23	1,860,479
Hewlett Packard Enterprise Co.(a)
1,400,000	4.900		10/15/25	1,481,015

				5,445,564

Corporate Obligations – (continued)
Diversified Financial Services – 2.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
900,000	4.625		10/30/20	957,774
Air Lease Corp.
1,250,000	2.125		01/15/20	1,248,027
Discover Financial Services(a)
1,100,000	3.750		03/04/25	1,104,319
GE Capital International Funding Co.
1,200,000	4.418		11/15/35	1,304,877
International Lease Finance Corp.
375,000	4.625		04/15/21	398,443
KKR Group Finance Co. LLC(b)
1,850,000	6.375		09/29/20	2,062,076
Synchrony Financial(a)
2,675,000	2.600		01/15/19	2,692,133
The Charles Schwab Corp.(a)
500,000	3.200		03/02/27	502,993

				10,270,642

Electrical – 5.9%
Berkshire Hathaway Energy Co.
1,300,000	6.125		04/01/36	1,668,695
CMS Energy Corp.(a)
500,000	4.875		03/01/44	557,687
Dominion Energy, Inc.(a)
1,450,000	2.000		08/15/21	1,425,989
1,225,000	3.900		10/01/25	1,276,835
Duke Energy Corp.(a)
500,000	2.650		09/01/26	478,156
400,000	4.800		12/15/45	445,371
Emera US Finance LP(a)
775,000	2.700		06/15/21	779,175
Entergy Corp.(a)
875,000	2.950		09/01/26	846,184
Exelon Corp.(a)
1,550,000	2.850		06/15/20	1,580,813
1,125,000	3.497		06/01/22	1,158,854
400,000	4.450		04/15/46	418,889
Florida Power & Light Co.(a)
1,350,000	5.250		02/01/41	1,652,964
Pacific Gas & Electric Co.(a)
1,000,000	4.250		03/15/46	1,076,130
PPL WEM Ltd./Western Power Distribution Ltd.(a)(b)
1,750,000	5.375		05/01/21	1,892,649
Progress Energy, Inc.
1,000,000	7.000		10/30/31	1,348,952
Public Service Electric & Gas Co.(a)
1,525,000	3.950		05/01/42	1,602,042
Puget Sound Energy, Inc. (3M USD LIBOR + 2.530%)(a)(c)
2,300,000	6.974		06/01/67	2,242,500
Ruwais Power Co. PJSC(b)
670,000	6.000		08/31/36	787,250
Southern California Edison Co.(a)
650,000	4.050		03/15/42	681,534
The Southern Co.(a)
1,675,000	2.350		07/01/21	1,665,683

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Electrical – (continued)
Virginia Electric & Power Co.(a)
$705,000	4.000%		01/15/43	$726,593

				24,312,945

Food & Drug Retailing – 2.0%
Kraft Heinz Foods Co.(a)
1,450,000	4.375		06/01/46	1,431,778
Smithfield Foods, Inc.(b)
925,000	2.700		01/31/20	927,848
Sysco Corp.(a)
1,650,000	3.750		10/01/25	1,713,315
The JM Smucker Co.
1,450,000	3.000		03/15/22	1,472,364
Wm Wrigley Jr Co.(a)(b)
2,650,000	3.375		10/21/20	2,732,611

				8,277,916

Healthcare Providers & Services – 5.3%
Aetna, Inc.(a)
1,000,000	2.800		06/15/23	1,006,150
Becton Dickinson & Co.
3,425,000	2.133		06/06/19	3,434,429
4,000,000	2.404		06/05/20	4,014,034
3,800,000	2.894	(a)	06/06/22	3,812,364
1,925,000	3.363	(a)	06/06/24	1,942,960
900,000	4.685	(a)	12/15/44	951,371
C.R. Bard, Inc.(a)
3,200,000	3.000		05/15/26	3,210,060
Thermo Fisher Scientific, Inc.(a)
1,100,000	3.650		12/15/25	1,138,615
UnitedHealth Group, Inc.
1,125,000	4.625		07/15/35	1,289,339
875,000	4.750		07/15/45	1,010,499

				21,809,821

Insurance – 4.5%
AIA Group Ltd.(a)(b)
2,125,000	3.200		03/11/25	2,125,628
American International Group, Inc.
475,000	3.750	(a)	07/10/25	490,536
700,000	6.250		05/01/36	894,730
1,425,000	4.500	(a)	07/16/44	1,487,182
Arch Capital Finance LLC(a)
400,000	4.011		12/15/26	414,809
Arch Capital Group Ltd.
645,000	7.350		05/01/34	858,641
Brighthouse Financial, Inc.(a)(b)
1,275,000	3.700		06/22/27	1,251,891
MetLife, Inc.
2,275,000	3.600		04/10/24	2,378,350
400,000	4.050		03/01/45	406,612
Reliance Standard Life Global Funding II(b)
2,350,000	2.500		01/15/20	2,360,810
Teachers Insurance & Annuity Association of America(b)
890,000	4.900		09/15/44	1,005,152

Corporate Obligations – (continued)
Insurance – (continued)
The Chubb Corp. (3M USD LIBOR + 2.250%)(a)(c)
868,000	3.554		03/29/67	863,226
The Hartford Financial Services Group, Inc.
400,000	5.950		10/15/36	500,597
376,000	6.625		03/30/40	511,413
815,000	6.100		10/01/41	1,053,288
200,000	6.625		04/15/42	265,933
The Northwestern Mutual Life Insurance Co.(a)(b)
800,000	3.850		09/30/47	790,938
XLIT Ltd.
998,000	4.450		03/31/25	1,021,952

				18,681,688

Internet(a)(b) – 0.7%
Amazon.com, Inc.
1,650,000	3.875		08/22/37	1,679,166
Expedia, Inc.
1,050,000	3.800		02/15/28	1,040,566

				2,719,732

Machinery-Diversified(a) – 0.3%
Roper Technologies, Inc.
1,275,000	3.800		12/15/26	1,312,435

Media – 3.2%
21st Century Fox America, Inc.
1,400,000	6.150		02/15/41	1,749,924
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
1,175,000	3.579		07/23/20	1,206,228
1,675,000	4.464		07/23/22	1,772,194
2,750,000	4.908		07/23/25	2,939,793
700,000	6.384		10/23/35	818,737
Comcast Corp.
1,375,000	4.250		01/15/33	1,478,560
900,000	6.450		03/15/37	1,203,290
Time Warner Cable LLC
890,000	6.750		07/01/18	922,217
500,000	5.875	(a)	11/15/40	548,682
300,000	5.500	(a)	09/01/41	311,498

				12,951,123

Mining(b) – 0.7%
Glencore Finance Canada Ltd.
800,000	4.950		11/15/21	863,928
825,000	4.250		10/25/22	868,208
Glencore Funding LLC
940,000	4.625		04/29/24	995,695

				2,727,831

Miscellaneous Manufacturing – 0.1%
General Electric Co.
294,000	5.875		01/14/38	384,726

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – 6.2%
	Anadarko Petroleum Corp.
	$4,025,000	8.700%		03/15/19	$4,392,845
	1,540,000	3.450	(a)	07/15/24	1,528,313
	425,000	5.550	(a)	03/15/26	474,658
	525,000	6.450		09/15/36	621,073
	Apache Corp.(a)
	525,000	2.625		01/15/23	514,584
	1,070,000	4.250		01/15/44	1,004,817
	BP Capital Markets PLC(a)
	1,025,000	3.119		05/04/26	1,024,636
	Canadian Natural Resources Ltd.(a)
	275,000	3.850		06/01/27	278,014
	ConocoPhillips Co.(a)
	660,000	3.350		11/15/24	678,746
	1,650,000	4.950		03/15/26	1,859,917
	725,000	4.150		11/15/34	748,609
	Devon Energy Corp.(a)
	1,320,000	3.250		05/15/22	1,335,617
	Dolphin Energy Ltd.(b)
	81,027	5.888		06/15/19	83,863
	EQT Corp.(a)
	525,000	3.000		10/01/22	526,224
	Halliburton Co.(a)
	1,400,000	3.800		11/15/25	1,437,533
	900,000	5.000		11/15/45	987,123
	Petroleos Mexicanos
	170,000	5.500		02/04/19	177,012
	422,000	6.375		02/04/21	461,140
EUR	1,370,000	5.125		03/15/23	1,853,988
	$1,722,000	6.875		08/04/26	1,958,603
	200,000	6.500	(b)	03/13/27	221,646
	20,000	5.500		06/27/44	18,600
	180,000	5.625		01/23/46	168,030
	110,000	6.750	(b)	09/21/47	117,084
	Pioneer Natural Resources Co.(a)
	1,610,000	3.450		01/15/21	1,646,183
	575,000	3.950		07/15/22	604,230
	Suncor Energy, Inc.(a)
	900,000	3.600		12/01/24	928,518

					25,651,606

Pharmaceuticals – 3.6%
	AbbVie, Inc.(a)
	2,500,000	2.300		05/14/21	2,495,881
	Allergan Funding SCS(a)
	1,125,000	4.550		03/15/35	1,200,276
	AmerisourceBergen Corp.(a)
	2,975,000	3.250		03/01/25	3,004,867
	Forest Laboratories LLC(a)(b)
	550,000	4.375		02/01/19	564,026
	1,550,000	5.000		12/15/21	1,693,996
	Mylan NV(a)
	2,800,000	3.950		06/15/26	2,850,692
	300,000	5.250		06/15/46	325,425
	Shire Acquisitions Investments Ireland DAC(a)
	725,000	3.200		09/23/26	714,718

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
	Teva Pharmaceutical Finance Netherlands III BV
	660,000	2.200		07/21/21	635,450
	1,275,000	2.800		07/21/23	1,216,085
	50,000	3.150		10/01/26	46,085

					14,747,501

Pipelines – 6.3%
	Enbridge, Inc.(a)
	750,000	2.900		07/15/22	754,390
	1,000,000	3.500		06/10/24	1,015,481
	Energy Transfer LP(a)
	650,000	4.650		06/01/21	690,835
	1,540,000	5.200		02/01/22	1,669,135
	456,000	5.150		03/15/45	445,474
	Enterprise Products Operating LLC
	(3M USD LIBOR + 3.708%)(a)(c)
	600,000	5.018		08/01/66	600,300
	(3M USD LIBOR + 2.778%)(a)(c)
	1,765,000	4.093		06/01/67	1,713,092
	Kinder Morgan Energy Partners LP(a)
	1,500,000	3.950		09/01/22	1,557,298
	1,650,000	5.400		09/01/44	1,715,370
	Kinder Morgan, Inc.(a)
	1,000,000	3.050		12/01/19	1,018,083
	Magellan Midstream Partners LP(a)
	300,000	4.200		03/15/45	287,063
	400,000	4.250		09/15/46	396,594
	Plains All American Pipeline LP/PAA Finance Corp.(a)
	400,000	3.650		06/01/22	402,114
	1,819,000	4.650		10/15/25	1,873,245
	530,000	5.150		06/01/42	500,016
	500,000	4.700		06/15/44	452,456
	Sabine Pass Liquefaction LLC(a)
	1,875,000	6.250		03/15/22	2,108,896
	2,025,000	5.625		03/01/25	2,235,094
	Valero Energy Partners LP(a)
	1,325,000	4.375		12/15/26	1,367,360
	Western Gas Partners LP(a)
	775,000	5.450		04/01/44	820,665
	Williams Partners LP
	3,630,000	3.600	(a)	03/15/22	3,750,496
	150,000	6.300		04/15/40	179,647
	275,000	4.900	(a)	01/15/45	278,136
	181,000	5.100	(a)	09/15/45	190,248

					26,021,488

Real Estate Investment Trust – 5.2%
	American Campus Communities Operating Partnership LP(a)
	3,200,000	4.125		07/01/24	3,351,573
	American Tower Corp.
	1,625,000	3.300	(a)	02/15/21	1,665,094
	1,550,000	5.000		02/15/24	1,710,062
	Crown Castle International Corp.(a)
	675,000	2.250		09/01/21	665,687
	450,000	3.200		09/01/24	447,864
	775,000	3.650		09/01/27	774,574

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
	CubeSmart LP(a)
	$1,625,000	4.800%		07/15/22	$1,762,490
	DDR Corp.(a)
	550,000	3.500		01/15/21	558,155
	440,000	3.625		02/01/25	427,755
	425,000	4.250		02/01/26	426,258
	Digital Realty Trust LP(a)
	375,000	3.700		08/15/27	378,519
	HCP, Inc.(a)
	1,975,000	2.625		02/01/20	1,990,849
	Kilroy Realty LP
	1,125,000	6.625		06/01/20	1,242,246
	MPT Operating Partnership LP/MPT Finance Corp.(a)
	510,000	5.000		10/15/27	522,750
	National Retail Properties, Inc.(a)
	700,000	3.600		12/15/26	693,084
	Select Income REIT(a)
	1,125,000	3.600		02/01/20	1,141,351
	VEREIT Operating Partnership LP(a)
	1,225,000	4.875		06/01/26	1,315,344
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(b)
	2,150,000	2.700		09/17/19	2,168,968

					21,242,623

Retailing – 0.5%
	Alimentation Couche-Tard, Inc.(a)(b)
	725,000	2.700		07/26/22	727,349
	225,000	3.550		07/26/27	226,896
	CVS Health Corp.(a)
	275,000	5.125		07/20/45	316,265
	The Home Depot, Inc.
	400,000	5.875		12/16/36	519,563
	Walgreens Boots Alliance, Inc.(a)
	375,000	4.650		06/01/46	391,629

					2,181,702

Semiconductors – 1.9%
	Broadcom Corp./Broadcom Cayman Finance Ltd.(a)(b)
	1,975,000	3.000		01/15/22	2,007,947
	2,175,000	3.625		01/15/24	2,234,545
	NVIDIA Corp.(a)
	625,000	3.200		09/16/26	621,749
	NXP BV/NXP Funding LLC(b)
	1,167,000	4.125		06/15/20	1,218,057
	1,700,000	4.125		06/01/21	1,778,625

					7,860,923

Software(a) – 1.5%
	Fidelity National Information Services, Inc.
	1,627,000	4.500		10/15/22	1,757,854
	Fiserv, Inc.
	2,500,000	2.700		06/01/20	2,528,907
	Microsoft Corp.
	275,000	4.100		02/06/37	298,022
	Oracle Corp.
	1,400,000	4.300		07/08/34	1,529,867

					6,114,650

Corporate Obligations – (continued)
Telecommunication Services – 9.8%
	AT&T, Inc.(a)
	2,000,000	4.600		02/15/21	2,124,598
	350,000	2.800		02/17/21	354,168
	1,875,000	3.000		06/30/22	1,893,256
	3,547,000	3.600		02/17/23	3,649,459
	600,000	3.950		01/15/25	616,271
	4,750,000	3.400		05/15/25	4,685,404
	3,200,000	3.900		08/14/27	3,206,229
	300,000	6.000		08/15/40	337,892
	Cisco Systems, Inc.
	300,000	5.900		02/15/39	395,132
	Telefonica Emisiones SAU
	4,890,000	5.462		02/16/21	5,359,824
	Verizon Communications, Inc.
	3,725,000	2.946		03/15/22	3,788,117
	4,675,000	2.450	(a)	11/01/22	4,639,349
	6,675,000	5.150		09/15/23	7,482,458
	1,200,000	3.500	(a)	11/01/24	1,221,837
	250,000	4.125		03/16/27	260,853
	325,000	4.272		01/15/36	319,281
	25,000	4.125		08/15/46	22,727
	75,000	4.862		08/21/46	76,025

					40,432,880

Transportation – 0.2%
	Burlington Northern Santa Fe LLC
	425,000	6.150		05/01/37	550,761
	Norfolk Southern Corp.(a)
	200,000	4.650		01/15/46	221,367

					772,128

Trucking & Leasing(b) – 0.7%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	2,275,000	3.375	(a)	02/01/22	2,335,901
	650,000	4.875		07/11/22	707,829

					3,043,730

	TOTAL CORPORATE OBLIGATIONS
	(Cost $372,977,710)				$381,855,221

Foreign Debt Obligations – 2.3%
Sovereign – 2.3%
	Republic of Colombia
	$1,221,000	4.000	%(a)	02/26/24	$1,274,113
	1,492,000	6.125		01/18/41	1,756,084
	Republic of Indonesia
	200,000	3.700	(b)	01/08/22	207,580
	387,000	5.875		01/15/24	443,637
	430,000	4.125		01/15/25	451,212
EUR	510,000	3.375		07/30/25	664,553
	$350,000	4.350	(b)	01/08/27	371,389
EUR	400,000	3.750		06/14/28	527,719
	$470,000	6.750		01/15/44	628,503

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
United Mexican States
$1,810,000	6.050%	01/11/40		$2,172,905
410,000	4.750	03/08/44		422,915
680,000	5.750	10/12/10	(d)	731,000

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $8,606,990)				$9,651,610

Municipal Debt Obligations(a) – 3.1%
California – 2.0%
California State GO Bonds Build America Taxable Series 2009
$455,000	7.300%	10/01/39		$668,841
California State GO Bonds Build America Taxable Series 2010
2,320,000	7.625	03/01/40		3,555,029
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41		3,847,876

				8,071,746

Illinois – 1.0%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38		2,246,529
Illinois State GO Bonds Build America Series 2010
1,625,000	6.630	02/01/35		1,821,592

				4,068,121

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
350,000	7.414	01/01/40		527,740

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $9,459,039)				$12,667,607

U.S. Treasury Obligations – 0.4%
United States Treasury Inflation Indexed Bonds
$835,752	0.125%	04/15/19		$839,120
209,062	0.125	04/15/20		210,155
228,032	2.500	01/15/29		275,463
395,491	0.875	02/15/47		390,128

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,724,174)				$1,714,866

TOTAL INVESTMENTS – 98.5%
(Cost $392,767,913)				$405,889,304

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%				6,158,963

NET ASSETS – 100.0%				$412,048,267

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $66,197,860, which represents approximately 16.1% of net assets as of September 30, 2017.
(c)	Variable rate security. Interest rate disclosed is that which is in effect on September 20, 2017.
(d)	Actual maturity date is October 12, 2110.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
BP	—British Pound Offered Rate
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Westpac Banking Corp.	USD	371,388	EUR	314,000	$371,360	10/12/17	$27

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Westpac Banking Corp.	USD	2,724,901	EUR	2,311,545	$2,733,810	10/12/17	$(8,909)

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
20 Year U.S. Treasury Bonds	58	12/19/17	$8,863,125	$(147,827)
Ultra Long U.S. Treasury Bonds	106	12/19/17	17,503,250	(313,107)
2 Year U.S. Treasury Notes	83	12/29/17	17,903,359	(50,267)
Total				$(511,201)
Short position contracts:
Eurodollars	(53)	12/17/18	$(13,002,888)	$(4,774)
10 Year U.S. Treasury Notes	(28)	12/19/17	(3,508,750)	24,589
5 Year U.S. Treasury Notes	(296)	12/29/17	(34,780,000)	222,586
Ultra 10 Year U.S. Treasury Notes	(28)	12/19/17	(3,761,187)	44,054
Total				$286,455
TOTAL				$(224,746)

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.143%(b)	3M LIBOR(c)	07/03/23	$1,460	$(63)	$(754)	$691
3M LIBOR(c)	2.065%(b)	08/06/23	3,880	(16,656)	1,398	(18,054)
3M LIBOR(c)	2.378(b)	07/03/28	4,100	(507)	66	(573)
2.346(b)	3M LIBOR(c)	08/06/28	2,190	8,444	(2,267)	10,711
2.560(b)	3M LIBOR(c)	07/03/48	1,720	2,580	62	2,518
TOTAL				$(6,202)	$(1,495)	$(4,707)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(b)	Payments made semi-annually.
(c)	Payments made quarterly.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2017(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.IG Index 28	1.000%	0.529%	06/20/22	$22,675	$486,316	$446,615	$39,731

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At September 30, 2017, the Fund had the following purchased options:

PURCHASED OPTIONS ON FUTURES CONTRACTS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts:
Eurodollar Futures	MS & Co. Int. PLC	98.00	06/15/18	48	$120,000	$18,600	$13,308	$5,292

Abbreviation:
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 73.6%
Argentina – 4.3%
	Provincia de Buenos Aires (NR/B3) (Argentina Deposit Rates + 3.830%)(a)
ARS	8,920,000	24.500%		05/31/22	$517,238
	Republic of Argentina (NR/NR)
	127,605,000	26.250		06/21/20	7,746,303
	Republic of Argentina (NR/B3)
	7,240,000	22.750		03/05/18	414,997
	354,000	18.200		10/03/21	21,053
	14,800,000	16.000		10/17/23	887,999
	300,000	15.500		10/17/26	18,430
	Republic of Argentina (B/NR)
	(Argentina Deposit Rates + 2.500%)(a)
	750,000	22.710		03/11/19	43,631
	(Argentina Deposit Rates + 3.250%)(a)
	225,000	23.338		03/01/20	13,335
	Republic of Argentina (B/NR)
	$1,040,000	7.125	(b)(c)	06/28/17	1,037,920
	Republic of Argentina (B/B3)
EUR	1,110,000	5.000		01/15/27	1,297,150
	60,000	2.260	(d)	12/31/38	48,399
	$180,000	2.500	(d)	12/31/38	127,350

					12,173,805

Brazil – 9.4%
	Brazil Letras do Tesouro Nacional (NR/NR)(e)
BRL	1,166,000	0.000		10/01/19	316,239
	Brazil Notas do Tesouro Nacional (BB/Ba2)
	7,889,000	10.000		01/01/23	2,566,631
	57,287,000	10.000		01/01/25	18,561,810
	11,049,000	10.000		01/01/27	3,553,990
	4,712,057	6.000		08/15/40	1,664,581

					26,663,251

Chile – 3.0%
	Bonos de la Tesoreria de la Republica en Pesos (NR/NR)
CLP	705,000,000	4.500		02/28/21	1,130,078
	610,000,000	5.000		03/01/35	967,170
	Bonos de la Tesoreria de la Republica en Pesos (NR/Aa3)
	1,740,000,000	4.500		03/01/21	2,789,931
	705,000,000	4.500		03/01/26	1,109,726
	Republic of Chile (A+/Aa3)
	1,504,000,000	5.500		08/05/20	2,488,705

					8,485,610

Colombia – 6.9%
	Republic of Colombia (NR/NR)
COP	1,170,940,680	3.300		03/17/27	405,788
	8,612,600,000	7.000		06/30/32	2,931,513
	Republic of Colombia (NR/Baa2)
	1,851,000,000	4.375	(f)	03/21/23	596,018
	45,326,736	3.500		05/07/25	16,110
	Republic of Colombia (BBB+/Baa2)
	6,248,600,000	5.000		11/21/18	2,125,866
	6,995,426,256	3.500		03/10/21	2,452,413
	14,450,600,000	7.000		05/04/22	5,101,135
	11,536,700,000	10.000		07/24/24	4,712,635
	3,201,500,000	7.500		08/26/26	1,157,488
	100,000	6.000		04/28/28	32

					19,498,998

Sovereign Debt Obligations – (continued)
Dominican Republic – 0.7%
	Dominican Republic (NR/NR)
DOP	39,400,000	11.375		07/06/29	858,777
	Dominican Republic (BB-/Ba3)(c)
	$1,100,000	6.850		01/27/45	1,226,500

					2,085,277

Hungary – 5.1%
	Hungary Government Bond (NR/NR)
HUF	569,690,000	2.750		12/22/26	2,202,331
	Hungary Government Bond (BBB-/NR)
	1,360,780,000	3.000		06/26/24	5,509,807
	1,433,510,000	5.500		06/24/25	6,676,743

					14,388,881

Malaysia – 4.8%
	Malaysia Government Bond (NR/NR)
MYR	6,060,000	3.743		08/26/21	1,434,819
	5,660,000	4.245		09/30/30	1,307,537
	Malaysia Government Bond (NR/A3)
	6,180,000	3.580		09/28/18	1,469,325
	2,470,000	3.759		03/15/19	589,800
	6,290,000	5.734		07/30/19	1,553,993
	5,560,000	4.378		11/29/19	1,344,622
	1,590,000	3.480		03/15/23	370,840
	1,230,000	3.955		09/15/25	291,515
	7,980,000	4.498		04/15/30	1,917,568
	3,250,000	4.254		05/31/35	745,406
	2,270,000	4.736		03/15/46	528,799
	Malaysia Government Investment Issue (NR/NR)
	3,100,000	3.872		08/30/18	738,785
	2,440,000	4.045		08/15/24	578,327
	3,420,000	4.786		10/31/35	814,970

					13,686,306

Mexico – 1.4%
	United Mexican States (A/A3)
MXN	48,039,700	10.000		12/05/24	3,120,176
	16,479,400	8.500		05/31/29	1,014,400
	287,700	7.750		11/13/42	16,726

					4,151,302

Peru – 3.7%
	Republic of Peru (NR/NR)
PEN	1,484,000	6.714		02/12/55	475,453
	Republic of Peru (NR/A3)
	8,099,000	6.350	(c)	08/12/28	2,683,440
	7,090,000	6.150	(c)	08/12/32	2,277,471
	8,178,000	6.850		02/12/42	2,704,101
	Republic of Peru (A-/A3)
	714,000	5.700		08/12/24	232,322
	911,000	8.200		08/12/26	344,195
	393,000	6.950		08/12/31	135,255
	5,192,000	6.900		08/12/37	1,758,021

					10,610,258

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Sovereign Debt Obligations – (continued)
Poland – 5.6%
	Poland Government Bond (A-/A2)
PLN	1,220,000	5.750%	10/25/21	$376,368
	38,170,000	2.250	04/25/22	10,282,155
	14,960,000	4.000	10/25/23	4,343,115
	3,390,000	2.500	07/25/26	872,871

				15,874,509

Romania – 1.8%
	Republic of Romania (NR/NR)
RON	4,500,000	5.850	04/26/23	1,311,007
	9,020,000	3.250	04/29/24	2,272,886
	1,520,000	4.750	02/24/25	415,310
	3,620,000	5.800	07/26/27	1,055,303

				5,054,506

Russia – 7.7%
	Russian Federation Bond (NR/NR)
RUB	28,170,000	7.100	10/16/24	477,537
	198,040,000	7.750	09/16/26	3,499,280
	659,910,000	8.500	09/17/31	12,355,542
	277,320,000	7.700	03/23/33	4,809,498
	Russian Federation Bond (BBB-/Ba1)
	37,220,000	7.050	01/19/28	627,547

				21,769,404

South Africa – 9.4%
	Republic of South Africa (BBB-/Baa3)
ZAR	51,700,000	8.000	01/31/30	3,506,326
	69,360,000	8.250	03/31/32	4,682,893
	79,680,000	8.875	02/28/35	5,560,795
	9,940,000	6.250	03/31/36	528,960
	132,080,000	8.500	01/31/37	8,782,524
	12,040,000	9.000	01/31/40	827,287
	40,768,000	8.750	01/31/44	2,720,221
	200,000	8.750	02/28/48	13,361

				26,622,367

Thailand – 5.4%
	Thailand Government Bond (NR/Baa1)
THB	30,420,000	1.875	06/17/22	917,040
	85,665,000	3.580	12/17/27	2,820,930
	210,725,168	1.250	03/12/28	6,077,459
	69,580,000	3.775	06/25/32	2,322,292
	Thailand Government Bond (A-/Baa1)
	34,890,000	3.850	12/12/25	1,166,782
	63,580,000	3.650	06/20/31	2,108,747

				15,413,250

Turkey – 4.1%
	Republic of Turkey (NR/NR)
TRY	8,300,000	9.400	07/08/20	2,224,701
	18,980,000	10.600	02/11/26	5,281,767
	Republic of Turkey (NR/Ba1)
	7,210,000	11.000	03/02/22	2,035,250
	Turkey Government Bond (NR/NR)
	3,760,000	9.200	09/22/21	995,153
	260,000	8.000	03/12/25	62,775
	3,990,000	10.500	08/11/27	1,106,364

				11,706,010

Sovereign Debt Obligations – (continued)
Uruguay – 0.3%
	Republic of Uruguay (NR/NR)(c)
UYU	11,125,000	8.500	03/15/28	395,688
	Republic of Uruguay (BBB/Baa2)
	10,713,863	4.375	12/15/28	423,628

				819,316

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $201,772,955)			$209,003,050

Corporate Obligations – 4.0%
Argentina – 1.4%
	Banco Macro SA (NR/B3)(c)
ARS	21,350,000	17.500%	05/08/22	$1,171,904
	City of Buenos Aires Argentina (NR/B3) (Argentina Deposit Rates + 3.250%)(a)
	46,190,000	23.770	03/29/24	2,614,152

				3,786,056

South Africa – 1.1%
	Transnet Ltd. (BBB-/Baa3)
ZAR	48,000,000	10.000	03/30/29	3,210,482

United States(c)(e) – 0.3%
	Citigroup Global Markets Holdings, Inc. (NR/NR)
EGP	16,950,000	0.000	01/25/18	907,829

Venezuela – 1.2%
	Petroleos de Venezuela SA (NR/NR)
	$10,130,000	6.000	10/28/22	2,897,180
	Petroleos de Venezuela SA (CCC-/NR)
	430,000	6.000	05/16/24	130,720
	1,050,000	6.000	11/15/26	318,675

				3,346,575

	TOTAL CORPORATE OBLIGATIONS
	(Cost $14,101,640)			$11,250,942

Structured Notes – 10.8%
Colombia – 0.6%
	Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	4,226,000,000	11.000%	07/25/24	$1,726,282

Egypt(e) – 2.7%
	Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)
EGP	6,530,000	0.000 (c)	11/02/17	364,100
	23,000,000	0.000	11/09/17	1,277,810
	23,100,000	0.000	02/08/18	1,229,718
	5,100,000	0.000	03/08/18	268,326
	45,950,000	0.000 (c)	05/10/18	2,336,994
	Arab Republic of Egypt (Issuer HSBC Bank PLC) (NR/NR)(c)
	25,100,000	0.000	06/07/18	1,267,102
	Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA) (NR/NR)(c)
	12,650,000	0.000	02/15/18	670,973
	7,100,000	0.000	07/26/18	349,952

				7,764,975

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value
Structured Notes – (continued)
Indonesia(c) – 7.5%
	Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)
IDR	15,500,000,000	8.250%	05/19/36	$1,266,157
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
	30,566,000,000	8.375	03/15/24	2,493,459
	124,662,000,000	6.625	05/17/33	8,735,605
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	94,292,000,000	9.000	03/19/29	8,131,276
	8,000,000,000	8.375	03/17/34	653,946

				21,280,443

	TOTAL STRUCTURED NOTES
	(Cost $35,384,892)			$30,771,700

Municipal Debt Obligations(f) – 0.4%
Puerto Rico – 0.4%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CC/Caa3)
	$70,000	6.000%	07/01/44	$52,675
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CC/Caa3)
	60,000	5.750	07/01/37	43,500
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (D/Caa3)(g)
	70,000	5.500	07/01/32	32,288
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (D/Caa3)(g)
	45,000	5.875	07/01/36	21,038
	170,000	5.750	07/01/38	77,775
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A (D/Caa3)(g)
	45,000	6.000	07/01/34	20,138
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (D/Caa3)(g)
	40,000	5.625	07/01/32	18,500
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (D/Caa3)(g)
	20,000	5.500	07/01/26	9,350
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A (D/Caa3)(g)
	80,000	5.125	07/01/31	37,400
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A (D/Caa3)(g)
	20,000	5.000	07/01/34	9,225
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A (D/Caa3)(g)
	30,000	5.250	07/01/27	13,950
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A (D/Ca)(e)
	85,000	0.000	08/01/35	5,390
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C (D/Ca)(e)
	215,000	0.000	08/01/37	12,255
	175,000	0.000	08/01/38	9,345
Municipal Debt Obligations(e) – (continued)
Puerto Rico – (continued)
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (D/Ca)(g)
	90,000	5.250	08/01/27	18,675
	210,000	5.750	08/01/37	43,575
	60,000	6.375	08/01/39	12,600
	15,000	6.500	08/01/44	3,150
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (D/Ca)(g)
	475,000	6.250	08/01/33	84,312
	290,000	5.500	08/01/37	60,175
	540,000	5.375	08/01/39	112,050
	105,000	5.500	08/01/42	21,788
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (D/Ca)(g)
	240,000	5.375	08/01/38	49,800
	265,000	5.250	08/01/41	54,987
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (D/Ca)(g)
	485,000	5.000	08/01/43	100,637
	175,000	5.250	08/01/43	36,312
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (D/Ca)(g)
	305,000	5.500	08/01/28	63,287

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $2,816,032)			$1,024,177

U.S. Treasury Obligation(h) – 0.2%
	United States Treasury Bond
	$500,000	3.625%	08/15/43	$573,990
	(Cost $574,038)

Shares	Distribution Rate	Value

Investment Company(i) – 4.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,869,144	0.927%	$13,869,144
(Cost $13,869,144)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $268,518,701)		$266,493,003

TOTAL INVESTMENTS – 93.9%
(Cost $268,518,701)		$266,493,003

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.1%		17,248,645

NET ASSETS – 100.0%		$283,741,648

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 20, 2017.
(b)	Actual maturity date is June 28, 2117.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $35,970,316, which represents approximately 12.7% of net assets as of September 30, 2017.
(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2017.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	Security is currently in default and/or non-income producing.
(h)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(i)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
EURO	—Euro Offered Rate
GO	—General Obligation
LLC	—Limited Liability Company
MIBOR	—Mumbai Interbank Offered Rate
NR	—Not Rated
PLC	—Public Limited Company
PRIBOR	—Prague Interbank Offered Rate
RB	—Revenue Bond
SHIBOR	—Shanghai Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2017, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	ARS	13,735,213	USD	781,000	$791,153	10/05/17	$10,153
	ARS	17,248,008	USD	977,363	990,639	10/10/17	13,276
	ARS	6,504,026	USD	372,297	373,344	10/11/17	1,047
	ARS	3,225,262	USD	184,459	185,030	10/12/17	571
	ARS	16,131,744	USD	918,507	918,612	10/25/17	105
	ARS	12,578,975	USD	702,703	714,268	10/30/17	11,566
	ARS	12,951,925	USD	726,565	734,639	11/02/17	8,074
	ARS	16,352,164	USD	921,249	924,460	11/08/17	3,212
	ARS	4,964,702	USD	279,230	279,912	11/13/17	682
	ARS	11,525,158	USD	646,754	648,379	11/17/17	1,625
	BRL	38,624,491	USD	12,118,808	12,189,903	10/03/17	71,095
	BRL	55,988,584	USD	17,464,179	17,594,108	11/03/17	129,929
	CNH	25,501,089	USD	3,808,152	3,817,967	12/20/17	9,814
	CZK	79,779,212	EUR	2,964,000	3,629,709	10/03/17	125,985
	CZK	53,534,703	EUR	2,005,000	2,440,378	11/09/17	65,599
	CZK	152,226,287	EUR	5,690,507	6,943,790	11/21/17	199,398
	CZK	120,709,195	EUR	4,595,308	5,506,442	11/22/17	59,784
	CZK	626,837,184	EUR	24,092,693	28,672,940	12/20/17	66,257
	CZK	154,952,588	EUR	5,809,897	7,097,288	01/03/18	193,041
	EGP	9,750,821	USD	510,514	543,567	11/29/17	33,053
	EGP	8,007,570	USD	390,613	439,761	01/24/18	49,148
	EUR	849,000	HUF	263,238,232	1,008,068	12/20/17	5,812
	EUR	1,208,217	PLN	5,189,127	1,434,588	12/20/17	12,186
	IDR	6,346,529,007	USD	469,939	470,447	10/18/17	508
	IDR	27,714,974,651	USD	2,038,545	2,051,841	11/02/17	13,297
	IDR	40,786,255,358	USD	2,988,004	3,003,443	12/20/17	15,439
	INR	39,090,429	USD	595,000	595,518	11/03/17	518
	KRW	1,164,347,984	USD	1,016,898	1,016,971	10/12/17	73
	KRW	214,788,973	USD	187,582	187,616	10/25/17	34
	PHP	84,101,290	USD	1,641,387	1,651,946	10/10/17	10,559
	PHP	51,110,653	USD	1,000,796	1,003,316	10/19/17	2,520
	PHP	220,991,082	USD	4,308,658	4,330,102	11/14/17	21,444
	PLN	3,682,045	EUR	850,000	1,009,293	12/20/17	37
	PLN	2,749,443	HUF	197,180,636	753,655	12/20/17	2,908
	RUB	332,973,851	USD	5,666,000	5,699,076	12/14/17	33,076
	SGD	538,665	USD	397,000	397,475	12/20/17	475
	TRY	7,312,714	USD	1,996,237	2,004,461	12/20/17	8,224
	TWD	59,430,685	USD	1,946,569	1,957,500	10/20/17	10,932
	TWD	38,611,134	USD	1,270,332	1,272,132	10/26/17	1,801
	USD	791,655	ARS	13,735,213	791,153	10/05/17	502
	USD	4,034,000	BRL	12,683,303	4,002,855	10/03/17	31,145
	USD	466,598	BRL	1,484,014	466,343	11/03/17	254
	USD	1,014,000	CLP	626,523,222	978,666	10/12/17	35,334
	USD	1,009,711	CLP	631,861,258	986,910	10/16/17	22,801
	USD	3,364,664	CLP	2,121,925,093	3,311,925	11/16/17	52,738
	USD	6,640,188	CNH	44,125,644	6,606,394	12/20/17	33,796
	USD	461,999	CNY	3,079,405	461,994	11/10/17	5
	USD	1,011,000	COP	2,955,769,710	1,003,114	10/25/17	7,886
	USD	5,417,312	HKD	41,971,166	5,373,320	10/03/17	43,992

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC (continued)	USD	4,463,000	HKD	34,575,307	$4,427,304	10/10/17	$35,696
	USD	14,665,851	HKD	113,456,623	14,582,684	03/27/18	83,166
	USD	3,825,000	HKD	29,629,081	3,811,127	05/11/18	13,873
	USD	2,291,544	IDR	30,305,859,083	2,248,038	10/10/17	43,505
	USD	1,494,710	IDR	20,084,173,000	1,489,033	10/16/17	5,677
	USD	3,029,000	IDR	40,250,018,380	2,983,602	10/18/17	45,398
	USD	981,148	INR	64,118,054	980,527	10/05/17	622
	USD	1,877,595	INR	120,246,847	1,837,342	10/10/17	40,253
	USD	8,068,841	INR	518,441,617	7,913,248	10/18/17	155,593
	USD	2,010,226	INR	130,572,275	1,991,144	10/25/17	19,082
	USD	3,240,961	KRW	3,696,315,789	3,227,559	10/02/17	13,402
	USD	5,995,290	KRW	6,841,895,148	5,975,817	10/10/17	19,473
	USD	4,135,455	KRW	4,676,745,281	4,084,788	10/12/17	50,668
	USD	1,412,267	KRW	1,600,394,462	1,397,929	10/25/17	14,337
	USD	483,956	KRW	553,930,912	483,923	11/10/17	32
	USD	8,062,637	MXN	145,562,975	7,890,455	12/20/17	172,181
	USD	1,573,822	PEN	5,131,447	1,566,602	12/14/17	7,220
	USD	899,496	PHP	45,747,133	898,581	10/10/17	915
	USD	2,030,000	PHP	103,031,601	2,021,571	10/26/17	8,429
	USD	397,000	PHP	20,205,077	396,271	11/02/17	729
	USD	3,773,067	RUB	219,515,871	3,757,165	12/14/17	15,902
	USD	5,477,083	SGD	7,359,051	5,430,153	12/20/17	46,930
	USD	1,002,000	THB	33,389,215	1,001,246	10/11/17	754
	USD	355,392	THB	11,809,329	354,166	10/19/17	1,226
	USD	7,882,759	TRY	28,329,827	7,765,382	12/20/17	117,377
	USD	2,690,289	TWD	80,359,135	2,648,621	10/02/17	41,669
	USD	405,000	TWD	12,143,925	399,971	10/19/17	5,029
	USD	16,531,065	TWD	498,111,109	16,406,553	10/20/17	124,512
	USD	5,396,702	TWD	162,597,247	5,356,347	10/23/17	40,355
	USD	3,040,808	TWD	91,847,596	3,026,130	10/26/17	14,677
	USD	479,348	TWD	14,529,523	478,803	10/31/17	545
	USD	3,405,488	ZAR	46,542,402	3,393,136	12/20/17	12,352
	ZAR	41,366,451	USD	3,005,000	3,015,788	12/20/17	10,788
TOTAL							$2,584,077

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	ARS	13,735,213	USD	779,745	$778,640	11/03/17	$(1,105)
	BRL	26,836,557	USD	8,554,386	8,469,628	10/03/17	(84,758)
	CNH	38,825,567	USD	5,863,000	5,812,878	12/20/17	(50,122)
	CNY	13,537,881	USD	2,052,353	2,033,424	10/26/17	(18,929)
	CNY	18,026,461	USD	2,719,949	2,697,939	12/14/17	(22,010)
	COP	1,446,254,637	USD	497,217	490,822	10/25/17	(6,395)
	EUR	3,066,073	CZK	79,779,212	3,624,384	10/03/17	(5,326)
	EUR	2,986,939	CZK	79,969,325	3,540,123	11/21/17	(107,672)
	EUR	3,897,000	CZK	104,229,162	4,631,038	01/03/18	(142,968)
	EUR	4,467,322	USD	5,362,171	5,304,316	12/20/17	(57,855)
	HKD	41,971,166	USD	5,395,347	5,373,320	10/03/17	(22,027)

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	HKD	34,575,307	USD	4,444,013	$4,427,304	10/10/17	$(16,708)
	HKD	113,456,624	USD	14,620,887	14,582,685	03/27/18	(38,203)
	HKD	29,629,081	USD	3,820,002	3,811,127	05/11/18	(8,874)
	HUF	265,685,616	EUR	853,000	1,011,574	12/20/17	(1,244)
	HUF	1,006,310,186	USD	3,927,068	3,831,434	12/20/17	(95,633)
	IDR	40,786,255,358	USD	3,048,226	3,026,793	10/05/17	(21,433)
	IDR	41,938,119,870	USD	3,143,026	3,110,901	10/10/17	(32,124)
	IDR	49,659,387,381	USD	3,701,623	3,681,728	10/16/17	(19,894)
	IDR	22,810,322,076	USD	1,710,082	1,689,678	10/26/17	(20,404)
	IDR	27,016,123,490	USD	2,003,000	2,000,527	10/31/17	(2,473)
	IDR	115,616,441,000	USD	8,582,618	8,546,813	11/16/17	(35,805)
	INR	64,118,054	USD	1,001,000	980,527	10/05/17	(20,473)
	INR	263,472,111	USD	4,097,402	4,025,789	10/10/17	(71,613)
	INR	701,518,987	USD	10,877,611	10,707,655	10/18/17	(169,956)
	INR	411,583,758	USD	6,319,419	6,276,389	10/25/17	(43,030)
	INR	413,635,733	USD	6,348,301	6,306,844	10/26/17	(41,457)
	INR	64,118,054	USD	977,484	976,799	11/03/17	(685)
	KRW	3,696,315,789	USD	3,288,409	3,227,559	10/02/17	(60,851)
	KRW	6,841,895,148	USD	6,070,619	5,975,818	10/10/17	(94,801)
	KRW	3,512,397,297	USD	3,108,374	3,067,817	10/12/17	(40,557)
	KRW	5,865,683,837	USD	5,166,281	5,123,616	10/25/17	(42,665)
	KRW	9,827,318,060	USD	8,620,104	8,586,510	11/22/17	(33,594)
	MXN	711,248,233	USD	39,575,889	38,554,254	12/20/17	(1,021,635)
	MYR	15,837,346	USD	3,773,492	3,746,681	12/08/17	(26,811)
	PEN	3,240,750	USD	998,000	992,549	10/05/17	(5,451)
	PEN	7,927,897	USD	2,448,087	2,427,687	10/10/17	(20,400)
	PLN	93,987,062	EUR	22,002,131	25,762,984	12/20/17	(361,452)
	PLN	36,900,048	USD	10,376,550	10,114,747	12/20/17	(261,802)
	RON	13,677,543	USD	3,556,304	3,517,567	12/20/17	(38,737)
	RUB	1,057,752,403	USD	18,159,941	18,104,158	12/14/17	(55,781)
	SGD	7,185,064	USD	5,340,301	5,301,769	12/20/17	(38,532)
	THB	33,530,952	USD	1,014,000	1,005,496	10/11/17	(8,504)
	THB	202,709,412	USD	6,082,347	6,079,333	10/19/17	(3,014)
	TRY	65,247,216	USD	18,454,463	17,884,671	12/20/17	(569,791)
	TWD	106,297,943	USD	3,536,663	3,503,558	10/02/17	(33,105)
	TWD	30,015,000	USD	1,000,000	988,506	10/05/17	(11,494)
	TWD	199,790,672	USD	6,609,584	6,580,611	10/20/17	(28,973)
	TWD	49,728,263	USD	1,652,242	1,638,169	10/23/17	(14,074)
	TWD	88,890,825	USD	2,937,045	2,928,713	10/26/17	(8,332)
	USD	2,922,075	ARS	52,481,522	3,014,274	10/10/17	(92,200)
	USD	16,529,203	BRL	52,777,745	16,656,675	10/03/17	(127,472)
	USD	1,002,000	BRL	3,209,416	1,008,541	11/03/17	(6,541)
	USD	439,411	CNH	2,942,955	440,613	12/20/17	(1,202)
	USD	2,083,373	CNY	13,929,327	2,089,775	11/10/17	(6,402)
	USD	801,000	COP	2,365,270,497	802,163	10/31/17	(1,163)
	USD	3,015,620	IDR	40,786,255,358	3,026,793	10/05/17	(11,174)
	USD	1,019,000	INR	66,902,955	1,020,092	10/26/17	(1,092)
	USD	2,564,307	INR	169,280,790	2,578,888	11/03/17	(14,581)
	USD	4,887,373	KRW	5,613,219,461	4,903,802	11/10/17	(16,430)
	USD	1,017,307	KRW	1,164,347,984	1,017,336	11/22/17	(30)
	USD	650,000	MYR	2,747,875	650,072	12/08/17	(72)

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC (continued)	USD	1,012,000	PHP	51,826,190	$1,017,362	10/19/17	$(5,362)
	USD	1,013,000	PHP	51,769,872	1,016,187	10/20/17	(3,187)
	USD	1,002,000	PHP	51,215,767	1,004,899	10/26/17	(2,899)
	USD	524,432	RUB	31,398,888	543,523	10/12/17	(19,091)
	USD	4,264,599	RUB	260,635,741	4,510,312	10/13/17	(245,712)
	USD	5,985,985	RUB	352,562,981	6,034,358	12/14/17	(48,374)
	USD	4,938,207	SGD	6,725,386	4,962,578	12/20/17	(24,371)
	USD	601,000	TRY	2,192,863	601,077	12/20/17	(77)
	USD	854,938	TWD	25,938,807	854,938	10/02/17	—
	USD	986,362	TWD	30,015,000	988,506	10/05/17	(2,144)
	USD	1,937,977	TWD	59,180,000	1,949,243	10/20/17	(11,266)
	USD	2,083,373	TWD	63,383,285	2,088,721	10/31/17	(5,348)
	ZAR	87,046,843	USD	6,489,620	6,346,079	12/20/17	(143,542)
TOTAL							$(4,729,264)

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long positions:
10 Year U.S. Treasury Notes	44	12/19/17	$5,513,750	$(54,243)
Ultra Long U.S. Treasury Bonds	52	12/19/17	8,586,500	(151,981)
2 Year U.S. Treasury Notes	44	12/29/17	9,490,938	(17,262)
Total				$(223,486)
Short position contracts:
Eurodollars	(78)	12/17/18	$(19,136,325)	$(6,968)
20 Year U.S. Treasury Bonds	(112)	12/19/17	(17,115,000)	242,133
5 Year U.S. Treasury Notes	(108)	12/29/17	(12,690,000)	103,288
Total				$338,453
TOTAL FUTURES CONTRACTS				$114,967

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)			Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M BID Avg(a)	11.59%	BoA Securities LLC	01/04/21	BRL	12,630		$266,112	$—	$266,112
6.250%(b)	6M MIBOR	BoA Securities LLC	12/20/22	INR	116,970		1,977	(4,458)	6,435
3M SHIBOR(c)	2.800	Barclays Bank PLC	12/21/21	CNY	8,590		(47,580)	(1,779)	(45,801)
Mexico IB TIIE 28D(d)	8.010	Barclays Bank PLC	06/29/27	MXN	213,930	(e)	218,825	—	218,825
1M BID Avg(d)	14.460	Citibank NA	01/02/18	BRL	17,340		227,801	—	227,801
1M BID Avg(a)	12.645	Citibank NA	01/02/19		3,460		63,051	—	63,051
	9.853	Citibank NA	01/02/20		5,050		46,867	—	46,867
	10.010	Citibank NA	01/02/20		9,470		97,481	—	97,481
11.605(a)	1M BID Avg	Citibank NA	01/04/21		11,180		(239,638)	—	(239,638)
1M BID Avg(d)	11.960	CS International (London)	01/02/18		17,400		(76,108)	—	(76,108)
	11.120	CS International (London)	01/02/18	BRL	23,240		(263,048)	—	(263,048)
5.110(c)	3M COP	CS International (London)	04/15/19	COP	20,678,330		(31,119)	—	(31,119)
6.055(c)	Colombia IBR Overnight IB	CS International (London)	05/02/24		3,635,890		(29,740)	—	(29,740)
1M BID Avg(d)	11.150	Deutsche Bank AG	01/02/18	BRL	9,840		(108,440)	—	(108,440)
10.950(d)	1M BID Avg	Deutsche Bank AG	01/04/21		7,710		(134,282)	—	(134,282)
13.927(a)	1M BID Avg	Deutsche Bank AG	01/04/21		11,360		(450,007)	—	(450,007)
1M BID Avg(a)	10.07	Deutsche Bank AG	01/02/23		273		2,177	—	2,177
13.855(a)	1M BID Avg	Deutsche Bank AG	01/02/23		7,260		(321,136)	—	(321,136)
14.195(a)	1M BID Avg	Deutsche Bank AG	01/02/23		7,350		(349,568)	—	(349,568)
13.602(a)	1M BID Avg	Deutsche Bank AG	01/02/23		17,590		(733,759)	—	(733,759)
12.340(f)	1M BID Avg	Deutsche Bank AG	01/02/25		22,680		(625,055)	—	(625,055)
5.190(c)	3M COP	JPMorgan Securities, Inc.	04/22/19	COP	10,159,090		(23,935)	—	(23,935)
1M BID Avg	10.260	JPMorgan Securities, Inc.	01/02/20	BRL	8,110		103,584	—	103,584
1M BID Avg(a)	9.865	JPMorgan Securities, Inc.	01/02/20		8,350		78,197	—	78,197
1M BID Avg	11.870	JPMorgan Securities, Inc.	01/02/20		23,970	(e)	167,953	—	167,953
1M BID Avg(a)	9.965	JPMorgan Securities, Inc.	01/04/21		12,990		116,783	—	116,783
3M SHIBOR(c)	3.600	JPMorgan Securities, Inc.	03/15/22	CNY	16,810		(17,306)	(5,280)	(12,026)
6.250(b)	6M MIBOR	JPMorgan Securities, Inc.	12/20/22	INR	100,970		1,706	(3,616)	5,322
1M BID Avg(a)	12.610	MS & Co. Int. PLC	01/02/19	BRL	1,330		23,937	—	23,937
	9.115	MS & Co. Int. PLC	01/02/20		9,920		55,052	—	55,052
	11.870	MS & Co. Int. PLC	01/04/21		5,670		132,893	—	132,893
	11.845	MS & Co. Int. PLC	01/04/21		8,510		197,682	—	197,682
11.742(a)	1M BID Avg	MS & Co. Int. PLC	01/04/21		18,660		(424,453)	—	(424,453)
Mexico IB TIIE 28D(d)	5.630	MS & Co. Int. PLC	06/17/21	MXN	135,000		(299,656)	—	(299,656)
Colombia IBR Overnight IB(c)	6.055	MS & Co. Int. PLC	05/02/24	COP	3,635,890		29,740	(4,604)	34,344
TOTAL							$(2,343,012)	$(19,737)	$(2,323,275)

(a)	Payments made at maturity.
(b)	Payments made semi-annually.
(c)	Payments made quarterly.
(d)	Payments made monthly.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(f)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
0.815%(b)	6M PRIBOR(c)	08/23/19	CZK	107,290	$14,212	$24	$14,188
0.817(b)	6M PRIBOR	08/25/19		128,000	17,311	29	17,282
Mexico IB TIIE 28D(d)	6.850%	12/16/20	MXN	142,325	10,681	17,907	(7,226)
6M BUBOR(a)	1.380(b)	09/21/21	HUF	1,871,420	(196,732)	55	(196,787)
0.367(a)	6M PRIBOR(b)	12/21/21	CZK	214,900	370,733	(67,507)	438,240
Mexico IB TIIE 28D(d)	5.500	03/09/22	MXN	53,690	(150,551)	(53,950)	(96,601)
2.250(e)	3M SHIBOR	06/21/22	HKD	26,540	(80,504)	(25,457)	(55,047)
Mexico IB TIIE 28D(d)	6.750	12/14/22	MXN	356,775	(28,673)	2,969	(31,642)
1.218(b)	6M PRIBOR(c)	12/20/22	CZK	81,720	37,789	(16,958)	54,747
5.955(d)	Mexico IB TIIE 28D	11/20/24	MXN	54,290	172,844	20	172,824
Mexico IB TIIE 28D(d)	6.900	12/11/24		231,400	(14,635)	7,118	(21,753)
0.500(b)	6M EURO(c)	12/20/24	EUR	340	2,452	(780)	3,232
5.660(d)	Mexico IB TIIE 28D	01/24/25	MXN	20,280	85,728	15	85,713
0.550(b)	6M PRIBOR(c)	06/21/26	CZK	18,980	75,188	11	75,177
7.500(d)	Mexico IB TIIE 28D	06/09/27	MXN	34,390	(59,435)	(46,094)	(13,341)
Mexico IB TIIE 28D(d)	7.050	12/08/27		8,175	(1,224)	440	(1,664)
1.000(b)	6M EURO(c)	12/20/27	EUR	460	(2,217)	(8,033)	5,816
TOTAL					$252,967	$(190,191)	$443,158

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.
(b)	Payments made annually.
(c)	Payments made semi-annually.
(d)	Payments made monthly.
(e)	Payments made quarterly.
(f)	Payments made at maturity.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2017(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 4.250% 10/28/17	(1.000)%	0.207%	BoA Securities LLC	06/20/19	$1,160	$(16,130)	$(2,509)	$(13,621)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.379	BoA Securities LLC	12/20/20	4,100	(81,531)	20,661	(102,192)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.442	BoA Securities LLC	06/20/21	70	(1,432)	611	(2,043)
People’s Republic of China, 4.250% 10/28/17	(1.000)	0.191	Barclays Bank PLC	03/20/19	3,170	(38,616)	(3,560)	(35,056)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.442	Barclays Bank PLC	06/20/21	2,750	(56,278)	9,061	(65,339)
People’s Republic of China, 4.250% 10/28/17	(1.000)	0.191	Citibank NA	03/20/19	22,180	(270,186)	(37,213)	(232,973)
People’s Republic of China, 4.250% 10/28/17	(1.000)	0.207	Citibank NA	06/20/19	44,310	(616,139)	(91,237)	(524,902)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.379	Citibank NA	12/20/20	4,470	(88,888)	33,744	(122,632)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.442	Citibank NA	06/20/21	3,810	(77,970)	29,752	(107,722)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.442	Deutsche Bank AG	06/20/21	940	(19,237)	2,653	(21,890)
People’s Republic of China, 4.250% 10/28/17	(1.000)	0.207	JPMorgan Securities, Inc.	06/20/19	1,630	(22,665)	(3,785)	(18,880)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.379	JPMorgan Securities, Inc.	12/20/20	530	(10,539)	1,932	(12,471)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.442	JPMorgan Securities, Inc.	06/20/21	280	(5,730)	2,016	(7,746)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.442	UBS AG (London)	06/20/21	280	(5,730)	918	(6,648)
TOTAL						$(1,311,071)	$(36,956)	$(1,274,115)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At September 30, 2017, the Fund had the following purchased options:

PURCHASED OPTIONS ON FUTURES CONTRACTS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Puts:
Eurodollar Futures	MS & Co. Int. PLC	$98.00	06/15/18	61	$152,500	$23,638	$16,912	$6,726

Abbreviation:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BoA Securities LLC	—Bank of America Securities LLC
Colombia IBR Overnight IB	—Colombia IBR Overnight Interbank
CS International (London)	—Credit Suisse International (London)
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 94.9%
Collateralized Mortgage Obligations – 4.9%
Interest Only(a) – 1.9%
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
$260	5.250%	07/25/33	$1
FHLMC REMIC Series 3852, Class SW (-1x1M LIBOR + 6.000%)(e)
656,040	4.773	05/15/41	104,367
FHLMC REMIC Series 4273, Class PS (-1x1M LIBOR + 6.100%)(e)
333,558	4.866	11/15/43	54,769
FHLMC REMIC Series 4286, Class SN (-1x1M LIBOR + 6.000%)(e)
4,637,033	4.766	12/15/43	772,060
FHLMC REMIC Series 4314, Class SE (-1x1M LIBOR + 6.050%)(e)
439,507	4.816	03/15/44	76,435
FHLMC REMIC Series 4320, Class SD (-1x1M LIBOR + 6.100%)(e)
248,004	4.866	07/15/39	38,801
FHLMC REMIC Series 4326, Class GS (-1x1M LIBOR + 6.050%)(e)
555,165	4.816	04/15/44	95,870
FHLMC REMIC Series 4456, Class IO(e)
306,047	4.500	10/15/44	59,930
FHLMC REMIC Series 4583, Class ST (-1x1M LIBOR + 6.000%)(e)
1,917,092	4.766	05/15/46	365,741
FHLMC STRIPS Series 304, Class C45(e)
385,986	3.000	12/15/27	35,533
FNMA REMIC Series 2007-36, Class SN (-1x1M LIBOR + 6.770%)(e)
572,044	5.533	04/25/37	105,385
FNMA REMIC Series 2008-17, Class SI (-1x1M LIBOR + 6.300%)(e)
739,370	5.063	03/25/38	121,507
FNMA REMIC Series 2010-126, Class LS (-1x1M LIBOR + 5.000%)(e)
861,003	3.768	11/25/40	129,406
FNMA REMIC Series 2011-124, Class SC (-1x1M LIBOR + 6.550%)(e)
471,512	5.316	12/25/41	86,974
FNMA REMIC Series 2012-146, Class IO(e)
2,398,971	3.500	01/25/43	455,140
FNMA REMIC Series 2012-88, Class SB (-1x1M LIBOR + 6.670%)(e)
544,310	5.436	07/25/42	101,269
FNMA REMIC Series 2013-121, Class SA (-1x1M LIBOR + 6.100%)(e)
502,237	4.866	12/25/43	79,679
FNMA REMIC Series 2013-96, Class SW (-1x1M LIBOR + 6.100%)(e)
270,562	4.866	09/25/43	43,640
FNMA REMIC Series 2014-87, Class MS (-1x1M LIBOR + 6.250%)(e)
147,368	5.016	01/25/45	24,160

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
FNMA REMIC Series 2015-20, Class ES (-1x1M LIBOR + 6.150%)(e)
$741,190	4.916%	04/25/45	$150,969
FNMA REMIC Series 2015-28, Class PS (-1x1M LIBOR + 5.600%)(e)
1,713,048	4.366	08/25/44	254,289
FNMA REMIC Series 2015-79, Class SA (-1x1M LIBOR + 6.250%)(e)
572,401	5.016	11/25/45	95,993
FNMA REMIC Series 2015-81, Class SA (-1x1M LIBOR + 5.700%)(e)
1,798,428	4.466	11/25/45	256,529
FNMA REMIC Series 2015-82, Class MS (-1x1M LIBOR + 5.700%)(e)
497,429	4.466	11/25/45	72,056
FNMA REMIC Series 2016-3, Class IP
1,067,859	4.000	02/25/46	215,768
GNMA REMIC Series 2010-1, Class SD (-1x1M LIBOR + 5.790%)(e)
21,429	4.554	01/20/40	3,396
GNMA REMIC Series 2010-101, Class S (-1x1M LIBOR + 6.000%)(e)
1,366,805	4.764	08/20/40	220,966
GNMA REMIC Series 2010-20, Class SE (-1x1M LIBOR + 6.250%)(e)
546,118	5.014	02/20/40	91,708
GNMA REMIC Series 2010-31, Class SA (-1x1M LIBOR + 5.750%)(e)
336,607	4.514	03/20/40	49,669
GNMA REMIC Series 2010-85, Class SN (-1x1M LIBOR + 5.940%)(e)
53,518	4.704	07/20/40	9,801
GNMA REMIC Series 2010-98, Class QS (-1x1M LIBOR + 6.600%)(e)
165,842	5.364	01/20/40	21,641
GNMA REMIC Series 2011-17, Class SA (-1x1M LIBOR + 6.100%)(e)
207,611	4.864	09/20/40	29,718
GNMA REMIC Series 2011-61, Class CS (-1x1M LIBOR + 6.680%)(e)
71,330	5.444	12/20/35	2,610
GNMA REMIC Series 2013-113, Class SD (-1x1M LIBOR + 6.700%)(e)
241,781	5.466	08/16/43	42,926
GNMA REMIC Series 2013-124, Class CS (-1x1M LIBOR + 6.050%)(e)
1,945,369	4.814	08/20/43	333,501
GNMA REMIC Series 2013-134, Class DS (-1x1M LIBOR + 6.100%)(e)
125,632	4.864	09/20/43	20,282
GNMA REMIC Series 2013-152, Class SJ (-1x1M LIBOR + 6.150%)(e)
685,804	4.914	05/20/41	113,112
GNMA REMIC Series 2014-11, Class KI
346,946	4.500	12/20/42	42,814

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2014-117, Class SJ (-1x1M LIBOR + 5.600%)(e)
$5,606,720	4.364%	08/20/44	$842,966
GNMA REMIC Series 2014-132, Class SL (-1x1M LIBOR + 6.100%)(e)
945,905	4.864	10/20/43	137,791
GNMA REMIC Series 2014-133, Class BS (-1x1M LIBOR + 5.600%)(e)
430,906	4.364	09/20/44	60,607
GNMA REMIC Series 2014-158, Class SA (-1x1M LIBOR + 5.600%)(e)
2,585,228	4.366	10/16/44	383,541
GNMA REMIC Series 2014-188, Class IB(e)
1,625,637	4.000	12/20/44	239,192
GNMA REMIC Series 2014-41, Class SA (-1x1M LIBOR + 6.100%)(e)
142,017	4.864	03/20/44	23,480
GNMA REMIC Series 2015-110, Class MS (-1x1M LIBOR + 5.710%)(e)
1,832,825	4.474	08/20/45	266,355
GNMA REMIC Series 2015-111, Class IM(e)
1,014,718	4.000	08/20/45	160,023
GNMA REMIC Series 2015-111, Class SM (-1x1M LIBOR + 6.200%)(e)
565,606	4.964	08/20/45	93,282
GNMA REMIC Series 2015-112, Class SB (-1x1M LIBOR + 5.740%)(e)
543,059	4.504	08/20/45	79,247
GNMA REMIC Series 2015-119, Class SN (-1x1M LIBOR + 6.250%)(e)
1,187,646	5.014	08/20/45	201,356
GNMA REMIC Series 2015-126, Class HS (-1x1M LIBOR + 6.200%)(e)
1,092,010	4.964	09/20/45	177,846
GNMA REMIC Series 2015-129, Class IC(e)
628,649	4.500	09/16/45	112,410
GNMA REMIC Series 2015-168, Class SD (-1x1M LIBOR + 6.200%)(e)
290,485	4.964	11/20/45	47,199
GNMA REMIC Series 2015-57, Class AS (-1x1M LIBOR + 5.600%)(e)
3,287,099	4.364	04/20/45	462,239
GNMA REMIC Series 2015-64, Class SG (-1x1M LIBOR + 5.600%)(e)
1,483,102	4.364	05/20/45	249,290
GNMA REMIC Series 2015-72, Class JI
141,940	3.500	05/20/45	18,692
GNMA REMIC Series 2015-83, Class PI
235,268	3.500	06/20/45	31,686
GNMA REMIC Series 2015-90, Class PI
187,880	3.500	04/20/45	24,245
GNMA REMIC Series 2016-1, Class ST (-1x1M LIBOR + 6.200%)(e)
572,557	4.964	01/20/46	93,705
GNMA REMIC Series 2016-138, Class DI
352,018	4.000	10/20/46	57,605

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2016-27, Class IA
1,302,157	4.000	06/20/45	180,696
GNMA REMIC Series 2016-4, Class SM (-1x1M LIBOR + 5.650%)(e)
798,729	4.414	01/20/46	110,809
GNMA REMIC Series 2016-6, Class SB (-1x1M LIBOR + 5.650%)(e)
657,983	4.414	01/20/46	93,050
GNMA REMIC Series 2017-38, Class AI
1,739,134	4.000	03/20/46	247,153
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX
11,617	0.123	08/25/33	67
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX
1,452	0.320	07/25/33	26

			9,172,973

Regular Floater – 1.7%
Countrywide Alternative Loan Trust Series 2005-38, Class A1 (12M MTA + 1.500%)(e)
107,595	2.330	09/25/35	105,489
FHLMC REMIC Series 4103, Class BF (1M LIBOR + 0.350%)(e)
1,021,989	1.577	12/15/38	1,022,947
FNMA REMIC Series 2011-63, Class FG (1M LIBOR + 0.450%)(e)
151,660	1.684	07/25/41	152,446
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.240%)(e)
158,224	1.711	01/19/36	108,052
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)(e)
44,768	1.954	10/25/34	40,459
Mortgage Repurchase Agreement Financing Trust Series 2016-1, Class A2 (1M USD LIBOR + 0.950%)(b)(e)
1,150,000	2.181	04/10/19	1,150,024
Mortgage Repurchase Agreement Financing Trust Series 2017-1, Class A1 (1M USD LIBOR + 0.850%)(b)(e)
450,000	2.081	07/10/19	450,116
Mortgage Repurchase Agreement Financing Trust Series 2017-2, Class A1(b)
4,850,000	1.781	08/12/19	4,850,393
Station Place Securitization Trust Series 2015-2, Class A (1M USD LIBOR + 1.050%)(b)(e)
372,333	2.279	05/15/18	372,333

			8,252,259

Sequential Fixed Rate – 0.8%
FHLMC REMIC Series 2042, Class N
65,351	6.500	03/15/28	71,151
FHLMC REMIC Series 3748, Class D
584,060	4.000	11/15/39	611,084
FNMA REMIC Series 2000-16, Class ZG
195,005	8.500	06/25/30	234,227
FNMA REMIC Series 2005-59, Class KZ
1,045,056	5.500	07/25/35	1,165,016

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2011-52, Class GB
$639,129	5.000%	06/25/41	$701,309
FNMA REMIC Series 2011-99, Class DB
699,217	5.000	10/25/41	766,475
FNMA REMIC Series 2012-111, Class B
105,049	7.000	10/25/42	120,836
FNMA REMIC Series 2012-153, Class B
413,350	7.000	07/25/42	479,586
GNMA REMIC Series 2017-139, Class IB(c)
3,550,000	4.500	09/20/47	580,231
GNMA REMIC Series 2017-139, Class IM(c)
2,375,000	4.500	09/20/47	377,563

			5,107,478

Sequential Floating Rate – 0.5%
Bear Stearns ALT-A Trust Series 2005-5, Class 21A1
551,387	3.385	07/25/35	558,218
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
408,456	3.418	10/25/34	417,750
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(b)
388,073	3.750	05/28/52	398,576

			1,374,544

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$23,907,254

Commercial Mortgage-Backed Securities – 0.4%
Sequential Floating Rate – 0.4%
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(b)
$1,300,000	4.869%	02/15/44	$1,397,071
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
395,832	6.141	12/10/49	395,680
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
105,678	3.493	04/25/35	107,264

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$1,900,015

Federal Agencies – 89.6%
Adjustable Rate FHLMC – 0.1%(e)
(1 year CMT + 2.250%)
$49,664	3.03%	04/01/33	$52,356
(1 year CMT + 2.228%)
27,472	2.786	09/01/33	28,973
(1 year CMT + 2.107%)
14,632	2.62	10/01/34	15,469
(1 year CMT + 2.250%)
21,270	2.844	11/01/34	22,499
(1 year CMT + 2.250%)
21,309	3.088	02/01/35	22,514
(1 year CMT + 2.250%)
73,547	3.033	06/01/35	77,672

			219,483

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA – 0.2%(e)
(COF + 1.250%)
2,195	1.895	07/01/22	2,203
(COF + 1.250%)
10,502	1.907	07/01/27	10,571
(COF + 1.250%)
11,625	1.907	11/01/27	11,700
(COF + 1.250%)
5,525	1.907	01/01/31	5,571
(COF + 1.250%)
7,190	1.907	06/01/32	7,252
(COF + 1.250%)
7,325	1.895	08/01/32	7,388
(COF + 1.250%)
24,329	1.895	05/01/33	24,526
(6M USD LIBOR + 1.414%)
8,443	2.809	06/01/33	8,708
(1 year CMT + 2.250%)
129,106	3.25	06/01/33	135,851
(1 year CMT + 2.210%)
7,006	3.146	07/01/33	7,376
(COF + 1.250%)
118,059	1.898	08/01/33	118,969
(6M USD LIBOR + 2.250%)
454	3.625	09/01/33	481
(12M USD LIBOR + 1.641%)
57,277	3.17	12/01/33	60,128
(6M USD LIBOR + 1.824%)
891	3.199	12/01/33	941
(1 year CMT + 2.289%)
1,887	3.136	04/01/34	1,992
(1 year CMT + 2.530%)
191,426	3.587	08/01/34	200,437
(12M USD LIBOR + 1.670%)
28,751	3.18	11/01/34	30,229
(1 year CMT + 2.196%)
37,677	2.88	02/01/35	39,758
(12M USD LIBOR + 1.623%)
51,595	3.286	03/01/35	54,192
(12M USD LIBOR + 1.810%)
28,226	3.56	04/01/35	29,737
(12M USD LIBOR + 1.924%)
42,014	3.641	05/01/35	43,745
(COF + 1.250%)
4,725	1.907	11/01/35	4,762
(COF + 1.250%)
29,823	1.907	12/01/37	30,030
(COF + 1.250%)
17,551	1.907	01/01/38	17,670
(COF + 1.250%)
14,685	1.907	11/01/40	14,806

			869,023

Adjustable Rate GNMA (1 year CMT + 1.500%)(e) – 0.2%
16,983	2.625	06/20/23	17,199
8,419	2.125	07/20/23	8,535
8,135	2.125	08/20/23	8,248

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA (1 year CMT + 1.500%)(e) – (continued)
$21,468	2.125%	09/20/23	$21,770
6,887	2.375	03/20/24	6,979
59,941	2.625	04/20/24	60,800
6,674	2.625	05/20/24	6,771
59,175	2.625	06/20/24	60,044
35,374	2.125	07/20/24	35,927
48,529	2.125	08/20/24	49,295
15,157	2.125	09/20/24	15,398
19,327	2.250	11/20/24	19,617
7,690	2.250	12/20/24	7,807
13,394	2.500	12/20/24	13,610
13,364	2.375	01/20/25	13,562
7,553	2.375	02/20/25	7,666
26,521	2.625	05/20/25	26,951
21,979	2.125	07/20/25	22,360
9,563	2.375	02/20/26	9,726
517	2.125	07/20/26	527
25,323	2.375	01/20/27	25,775
9,390	2.375	02/20/27	9,559
72,212	2.625	04/20/27	73,595
7,279	2.625	05/20/27	7,419
9,592	2.625	06/20/27	9,784
3,748	2.250	11/20/27	3,824
11,481	2.250	12/20/27	11,707
25,331	2.375	01/20/28	25,818
9,139	2.375	02/20/28	9,316
10,292	2.375	03/20/28	10,492
39,590	2.125	07/20/29	40,493
25,255	2.125	08/20/29	25,834
4,850	2.125	09/20/29	4,961
22,106	2.250	10/20/29	22,582
28,805	2.250	11/20/29	29,438
6,267	2.250	12/20/29	6,409
8,657	2.375	01/20/30	8,844
3,971	2.375	02/20/30	4,057
22,871	2.375	03/20/30	23,368
26,436	2.625	04/20/30	27,038
68,301	2.625	05/20/30	69,866
6,659	2.625	06/20/30	6,817
65,577	2.125	07/20/30	67,143
9,846	2.125	09/20/30	10,083
20,372	2.250	10/20/30	20,840

			967,854

FHLMC – 9.0%
613	5.000	10/01/17	615
1,200	5.000	11/01/17	1,229
1,499	5.000	12/01/17	1,537
3,067	5.000	01/01/18	3,127
7,454	5.000	02/01/18	7,569
8,543	5.000	03/01/18	8,700
10,126	5.000	04/01/18	10,280
861	4.500	05/01/18	880
8,781	5.000	05/01/18	8,980
2,825	5.000	06/01/18	2,872
3,109	5.000	07/01/18	3,141

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
944	5.000	08/01/18	962
952	5.000	09/01/18	970
5,752	5.000	10/01/18	5,869
5,965	5.000	11/01/18	6,073
3,506	5.000	12/01/18	3,593
410	5.000	01/01/19	421
195	5.000	02/01/19	199
32,460	5.500	04/01/20	33,340
182,473	4.500	08/01/23	195,540
31,054	7.000	04/01/31	34,064
473,915	7.000	09/01/31	524,206
226,080	7.000	04/01/32	265,510
319,757	7.000	05/01/32	374,758
15,177	4.500	07/01/33	16,386
382,719	4.500	08/01/33	413,185
776,032	4.500	09/01/33	837,802
75,292	4.500	10/01/33	81,286
96,574	5.000	10/01/33	105,680
11,580	5.500	12/01/33	13,131
146,632	5.500	04/01/35	163,570
4,715	5.000	07/01/35	5,160
3,187	4.500	08/01/35	3,428
13,362	4.500	09/01/35	14,370
5,743	4.500	10/01/35	6,165
111,074	5.000	12/01/35	123,086
63,498	5.500	01/01/36	71,250
194	5.500	02/01/36	218
2,145	5.000	02/01/37	2,377
32,212	6.000	08/01/37	36,600
29,718	6.000	09/01/37	33,773
12,963	6.000	10/01/37	14,726
88,538	6.000	11/01/37	100,596
94,189	6.000	12/01/37	107,031
43,781	4.500	01/01/38	47,123
3,270	5.500	01/01/38	3,626
92,760	6.000	01/01/38	105,441
25,634	6.000	02/01/38	29,132
5,584	6.000	03/01/38	6,350
29,529	6.000	04/01/38	33,579
12,159	6.000	05/01/38	13,830
1,760	4.500	06/01/38	1,888
25,532	6.000	06/01/38	29,028
18,665	6.000	07/01/38	21,229
14,004	6.000	08/01/38	15,887
68,803	4.500	09/01/38	74,353
95,719	6.000	09/01/38	108,729
21,507	6.000	10/01/38	24,439
2,023	6.000	11/01/38	2,292
1,464	6.000	12/01/38	1,661
400	4.500	01/01/39	429
76,771	6.000	01/01/39	86,950
38,304	4.500	02/01/39	41,213
9,309	6.000	02/01/39	10,552
390,273	7.000	02/01/39	454,293
14,528	4.500	03/01/39	15,660
6,067	6.000	03/01/39	6,871

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$4,002	4.500%	04/01/39	$4,314
2,769	6.000	04/01/39	3,137
119,524	4.500	05/01/39	128,838
279,307	5.000	05/01/39	304,411
333,665	4.500	06/01/39	359,663
8,713	4.500	07/01/39	9,392
585,995	5.000	07/01/39	642,214
8,628	4.500	08/01/39	9,300
18,161	4.500	09/01/39	19,576
4,330	4.500	10/01/39	4,667
2,954	4.500	11/01/39	3,185
9,789	4.500	12/01/39	10,552
11,588	4.500	01/01/40	12,491
7,712	4.500	04/01/40	8,298
36,910	6.000	04/01/40	41,889
12,837	4.500	05/01/40	13,813
74,216	6.000	05/01/40	84,277
24,059	4.000	06/01/40	25,503
17,001	4.500	06/01/40	18,292
12,326	4.500	07/01/40	13,263
2,628	4.500	08/01/40	2,828
27,533	5.000	08/01/40	29,977
26,288	5.000	10/01/40	28,938
255,971	4.000	02/01/41	271,017
73,744	4.500	02/01/41	79,419
12,807	4.500	03/01/41	13,800
30,485	4.500	04/01/41	32,850
30,228	4.500	05/01/41	32,573
57,930	4.500	06/01/41	62,424
3,351	5.000	06/01/41	3,671
149,632	4.500	08/01/41	161,239
159,642	4.500	09/01/41	171,772
101,172	4.000	10/01/41	107,973
18,814	4.000	11/01/41	19,946
9,266	4.500	12/01/41	9,984
983,835	4.000	03/01/42	1,042,598
114,534	4.500	03/01/42	123,419
58,566	3.000	05/01/42	59,097
548,527	3.500	06/01/42	569,167
1,249,960	4.500	06/01/42	1,352,154
153,676	3.000	08/01/42	155,242
189,212	3.500	08/01/42	195,776
66,444	3.000	10/01/42	67,142
389,793	3.500	10/01/42	403,314
824,784	3.000	11/01/42	834,256
285,555	3.500	11/01/42	295,461
1,419,070	3.000	12/01/42	1,435,368
2,561,049	3.000	01/01/43	2,590,321
231,896	3.000	02/01/43	234,088
3,344,586	3.500	04/01/43	3,468,963
3,470,260	3.500	08/01/43	3,594,797
1,499,765	4.000	08/01/43	1,597,308
928,816	4.000	01/01/44	983,418
954,029	3.500	02/01/44	987,122
713,626	3.500	06/01/44	741,167
25,344	4.000	11/01/44	27,088

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
113,880	3.500	02/01/45	118,506
165,065	3.500	03/01/45	171,719
933,769	3.500	06/01/45	969,806
739,466	3.500	10/01/45	767,774
7,181,840	3.500	03/01/46	7,448,058
705,700	3.500	05/01/46	731,502
4,950,980	4.000	04/01/47	5,259,836

			43,748,763

FNMA – 46.1%
71	5.500	01/01/18	71
23	5.500	02/01/18	24
8,588	5.000	03/01/18	8,630
694	5.500	04/01/18	699
307	5.500	05/01/18	309
18,800	5.000	06/01/18	18,968
1,067	5.000	09/01/18	1,079
3	7.000	11/01/18	3
207	5.500	02/01/19	209
1,919	5.500	04/01/19	1,942
208	5.500	05/01/19	212
2,666	5.500	07/01/19	2,718
10,421	5.500	08/01/19	10,709
4,948	5.500	09/01/19	5,093
8,786	5.500	10/01/19	9,033
4,230	5.500	11/01/19	4,366
2,851	5.500	12/01/19	2,923
11,351	5.500	02/01/20	11,662
29,889	4.500	03/01/20	30,567
5,908	5.500	01/01/21	6,127
10,455	7.000	09/01/21	10,996
43,887	7.000	06/01/22	47,374
17,282	7.000	07/01/22	18,296
1,450	4.500	04/01/23	1,523
397	7.000	01/01/29	397
1,637	7.000	09/01/29	1,682
4,917	7.000	08/01/31	5,388
519	7.000	03/01/32	602
1,329	7.000	04/01/32	1,442
2,505	7.000	06/01/32	2,552
323	7.000	07/01/32	326
42,705	6.000	01/01/33	48,808
1,858	6.000	02/01/33	2,103
576	5.500	07/01/33	641
16,468	5.000	08/01/33	18,112
4,928	5.500	09/01/33	5,498
16,768	5.500	02/01/34	18,722
4,713	5.500	03/01/34	5,263
8,419	5.000	04/01/34	9,249
8,334	5.500	04/01/34	9,301
30	5.500	06/01/34	34
26,215	5.500	07/01/34	29,260
5,142	5.500	08/01/34	5,775
18,193	5.500	10/01/34	20,309
3,465	5.500	11/01/34	3,875
128,383	5.500	12/01/34	143,479
134,208	6.000	04/01/35	151,920

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$10,338	5.500%	05/01/35	$11,509
4,283	5.500	06/01/35	4,786
5,280	5.000	07/01/35	5,838
9,111	5.500	07/01/35	10,192
4,996	5.500	08/01/35	5,580
7,379	5.500	09/01/35	8,267
226,057	5.000	10/01/35	248,717
2,501	5.500	10/01/35	2,781
75,960	6.000	10/01/35	86,896
2,227	5.500	12/01/35	2,503
1,881	6.000	12/01/35	2,151
373,857	5.000	01/01/36	411,332
93	5.500	02/01/36	103
11,644	5.500	04/01/36	12,973
2,299	6.000	04/01/36	2,615
302,657	4.500	07/01/36	326,633
22,118	5.500	07/01/36	24,595
30,959	4.500	12/01/36	33,402
2,590	5.500	02/01/37	2,903
12,203	5.500	04/01/37	13,730
58,267	6.000	04/01/37	65,904
58,495	5.000	06/01/37	64,861
176	5.500	06/01/37	197
2,778	5.500	07/01/37	3,114
353,992	5.500	08/01/37	393,570
96,193	6.500	10/01/37	112,784
40,959	6.000	11/01/37	46,659
179	5.500	12/01/37	201
357	5.500	02/01/38	403
4,230	5.500	03/01/38	4,742
62,512	5.000	04/01/38	68,642
18,538	5.500	04/01/38	20,847
4,443	5.500	05/01/38	5,000
1,585	5.500	06/01/38	1,777
802	5.500	07/01/38	899
2,080	5.500	08/01/38	2,332
1,868	5.500	09/01/38	2,094
65,164	6.000	09/01/38	74,333
14,755	5.500	12/01/38	16,416
561,386	5.000	01/01/39	623,391
113,211	6.000	01/01/39	129,242
229,398	6.500	01/01/39	269,253
331,943	4.500	02/01/39	358,270
5,156	5.500	02/01/39	5,805
6,628	4.500	03/01/39	7,228
254,208	7.000	03/01/39	294,561
10,022	4.500	05/01/39	10,928
7,368	5.500	06/01/39	8,259
7,135	4.500	07/01/39	7,780
6,282	4.000	08/01/39	6,658
16,769	4.500	09/01/39	18,099
22,239	4.500	10/01/39	24,003
6,294	5.500	11/01/39	7,058
54,302	4.500	02/01/40	59,231
8,638	4.500	03/01/40	9,323
14,933	3.500	04/01/40	15,487

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
122,400	4.500	04/01/40	131,865
44,381	4.500	06/01/40	48,424
412,977	5.000	06/01/40	451,469
30,297	5.000	07/01/40	33,121
8,669	4.500	09/01/40	9,461
19,743	3.500	12/01/40	20,476
7,696	4.500	12/01/40	8,291
135,200	4.500	01/01/41	146,079
36,535	4.500	04/01/41	39,452
61,223	4.500	06/01/41	66,047
49,952	4.500	07/01/41	53,910
236,693	4.500	08/01/41	255,549
229,733	4.500	09/01/41	248,213
203,423	3.500	10/01/41	211,035
183,832	4.500	10/01/41	198,395
106,960	3.500	11/01/41	110,900
156,366	4.500	11/01/41	168,753
199,177	3.500	12/01/41	206,382
81,804	4.500	12/01/41	88,249
187,535	3.500	01/01/42	194,729
102,596	4.500	01/01/42	110,682
376,162	3.500	02/01/42	389,708
446,844	3.500	03/01/42	462,929
879,769	4.000	03/01/42	932,200
20,910	4.500	03/01/42	22,560
85,322	3.500	04/01/42	88,404
160,243	4.000	04/01/42	169,793
32,977	4.500	04/01/42	35,489
33,973	3.500	05/01/42	35,195
608,912	3.500	06/01/42	631,023
553,791	3.500	07/01/42	573,466
517,752	3.500	08/01/42	536,095
121,213	3.000	09/01/42	122,349
439,522	3.500	09/01/42	455,228
454,930	3.500	10/01/42	472,076
33,607	3.500	11/01/42	34,765
749,660	4.500	11/01/42	816,778
700,482	3.000	12/01/42	707,190
1,193,222	3.500	12/01/42	1,236,567
154,884	3.000	01/01/43	156,722
17,308	3.500	01/01/43	17,905
58,897	3.000	02/01/43	59,596
930,872	3.500	02/01/43	964,757
1,445,901	3.000	03/01/43	1,463,521
1,905,636	3.500	03/01/43	1,976,180
1,581,505	3.000	04/01/43	1,600,779
2,081,329	3.500	04/01/43	2,155,447
647,861	2.500	05/01/43	632,133
1,941,133	3.000	05/01/43	1,964,790
1,189,068	3.500	05/01/43	1,232,007
64,587	3.000	06/01/43	65,375
1,276,770	3.500	06/01/43	1,324,447
585,735	3.000	07/01/43	592,874
10,226,674	3.500	07/01/43	10,592,029
3,583,523	3.500	08/01/43	3,711,743
70,088	3.500	09/01/43	72,842
213,352	3.500	11/01/43	221,032

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,003,464	3.500%	01/01/44		$1,038,891
69,771	3.500	08/01/44		72,082
156,121	3.500	09/01/44		161,812
179,717	3.500	10/01/44		187,621
74,334	4.000	10/01/44		78,477
27,949	3.500	12/01/44		28,938
77,582	5.000	12/01/44		85,057
47,370	3.500	01/01/45		49,299
347,157	3.500	02/01/45		360,746
740,663	4.000	02/01/45		785,536
319,159	3.500	03/01/45		331,676
586,894	4.000	03/01/45		623,644
465,334	3.500	04/01/45		483,184
294,748	4.000	04/01/45		313,389
3,052,500	4.500	04/01/45		3,341,057
1,261,651	3.500	05/01/45		1,316,356
357,939	4.500	05/01/45		391,832
119,712	3.500	06/01/45		124,304
68,766	3.500	07/01/45		71,403
45,603	3.500	09/01/45		47,360
117,969	3.500	10/01/45		122,457
83,299	3.500	11/01/45		86,468
987,807	4.000	11/01/45		1,041,191
43,475	3.500	12/01/45		45,130
126,183	3.500	01/01/46		130,984
1,020,159	3.500	03/01/46		1,064,074
158,774	3.500	04/01/46		165,510
1,086,513	3.500	05/01/46		1,125,475
1,923,858	3.500	06/01/56		1,981,548
5,191,762	3.500	07/01/56		5,344,676
6,720,492	4.000	07/01/56		7,115,993
12,459,963	3.500	08/01/56		12,828,017
5,914,689	3.500	10/01/56		6,105,933
38,000,000	3.000	TBA-30yr	(d)	38,118,750
7,000,000	3.500	TBA-30yr	(d)	7,216,016
74,000,000	4.000	TBA-30yr	(d)	77,902,346
8,000,000	4.500	TBA-30yr	(d)	8,586,250
1,000,000	5.000	TBA-30yr	(d)	1,091,094

				223,927,180

GNMA – 34.0%
24,741	5.500	07/15/20		25,429
6,095	6.000	04/15/26		6,870
206	6.500	01/15/32		227
1,105	6.500	02/15/32		1,220
496,101	5.500	04/15/33		551,888
5,816	5.000	11/15/33		6,415
1,247	6.500	08/15/34		1,417
1,377	6.500	02/15/36		1,590
3,377	6.500	03/15/36		3,902
4,520	6.500	04/15/36		5,112
14,954	6.500	05/15/36		17,277
8,504	6.500	06/15/36		9,826
55,125	6.500	07/15/36		62,996
50,753	6.500	08/15/36		58,266
88,091	6.500	09/15/36		101,148

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
37,771	6.500	10/15/36		43,548
54,908	6.500	11/15/36		62,809
24,281	6.500	12/15/36		27,881
12,584	6.500	01/15/37		14,566
2,300	6.500	03/15/37		2,660
5,725	6.500	04/15/37		6,631
3,854	6.500	05/15/37		4,254
2,878	6.500	08/15/37		3,330
15,343	6.500	09/15/37		17,677
14,477	6.500	10/15/37		17,110
8,878	6.500	11/15/37		10,150
4,988	6.500	05/15/38		5,761
3,282	6.500	11/15/38		3,791
3,067	6.500	02/15/39		3,541
127,509	4.500	12/20/39		138,168
503,577	5.000	01/20/40		543,340
34,315	4.500	02/20/40		37,183
576,239	4.500	05/15/40		618,772
95,943	4.500	05/20/40		103,963
363,069	5.000	07/15/40		399,024
175,889	3.500	09/15/42		183,934
12,349,050	4.000	10/20/43		13,105,429
425,322	3.500	02/15/45		442,966
134,151	4.000	05/20/45		142,242
105,535	4.000	07/20/45		111,900
5,044,786	4.000	08/20/45		5,344,320
2,965,719	4.500	08/20/45		3,180,850
6,091,395	4.000	09/20/45		6,453,071
8,347,422	4.000	10/20/45		8,843,051
772,981	4.500	10/20/45		829,052
2,466,756	4.000	11/20/45		2,613,220
3,951,144	4.000	01/20/46		4,180,804
7,194,524	4.000	02/20/46		7,612,706
8,922,596	4.000	03/20/46		9,441,222
2,424,551	4.500	03/20/46		2,602,699
1,975,076	4.000	04/20/46		2,089,877
263,910	4.000	05/20/46		279,250
113,627	4.500	06/20/46		122,295
45,905	4.500	07/20/46		49,407
41,742	4.500	08/20/46		44,927
16,666,738	4.000	05/20/47		17,586,012
24,624,718	4.000	06/20/47		26,089,478
6,963,389	4.000	07/20/47		7,344,896
997,785	4.000	08/20/47		1,055,002
6,000,000	4.000	09/20/47		6,328,726
16,000,000	3.000	TBA-30yr	(d)	16,223,750
19,000,000	4.000	TBA-30yr	(d)	19,990,820

				$165,209,648

TOTAL FEDERAL AGENCIES				$434,941,951

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $460,814,075)				$460,749,220

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(e) – 11.0%
Collateralized Loan Obligations(b) – 4.7%
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1 (3M USD LIBOR + 1.610%)
$2,600,000	2.768%	07/17/28	$2,622,095
Cent CLO Ltd. Series 2014-22A, Class A1R (3M USD LIBOR + 1.410%)
1,750,000	2.589	11/07/26	1,753,717
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
1,400,000	2.469	07/15/26	1,402,775
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A (3M USD LIBOR + 1.390%)
1,450,000	2.546	07/25/27	1,448,138
Madison Park Funding XII Ltd. Series 2014-12A, Class AR (3M USD LIBOR + 1.260%)
1,550,000	2.416	07/20/26	1,559,624
Mountain View CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.240%)
2,000,000	2.398	10/15/26	2,004,986
OCP CLO Ltd. Series 2014-5A, Class A1 (3M USD LIBOR + 1.000%)
1,600,000	2.167	04/26/26	1,603,278
OFSI Fund VI Ltd. Series 2014-6A, Class A1 (3M USD LIBOR + 1.030%)
2,100,000	2.188	03/20/25	2,085,128
Parallel Ltd. Series 2015-1A, Class A (3M USD LIBOR + 1.450%)
1,050,000	2.606	07/20/27	1,050,365
Shackleton CLO Ltd. Series 2014-5A, Class AR (3M USD LIBOR + 1.140%)
1,600,000	2.319	05/07/26	1,602,309
Thacher Park CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.160%)
2,450,000	2.153	10/20/26	2,461,958
Trinitas CLO III Ltd. Series 2015-3A, Class A2 (3M USD LIBOR + 1.510%)
1,800,000	2.668	07/15/27	1,801,377
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class A1 (3M USD LIBOR + 1.330%)
1,292,110	2.634	07/16/27	1,295,550

			22,691,300

Home Equity – 0.0%
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A (1M USD LIBOR + 0.280%)
60,010	1.507	02/15/34	54,573

Student Loan – 6.3%
Brazos Education Loan Authority, Inc. Series 2012-1, Class A1 (1M USD LIBOR + 0.700%)
456,096	1.934	12/26/35	456,096
ECMC Group Student Loan Trust Series 2017-1A, Class A (1M USD LIBOR + 1.200%)(b)
3,827,017	2.434	12/27/66	3,830,389
Education Loan Asset-Backed Trust I Series 2013-1, Class A1 (1M USD LIBOR + 0.800%)(b)
820,490	2.034	06/25/26	821,345

Asset-Backed Securities(e) – (continued)
Student Loan – (continued)
Goal Capital Funding Trust Series 2007-1, Class A3 (3M USD LIBOR + 0.090%)
35,645	1.386	09/25/28	35,630
Goal Capital Funding Trust Series 2010-1, Class A (3M USD LIBOR + 0.700%)(b)
2,006,768	1.889	08/25/48	1,989,410
Higher Education Funding I Series 2014-1, Class A (3M USD LIBOR + 1.050%)(b)
1,454,597	2.239	05/25/34	1,448,774
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,000,000	2.056	07/25/45	1,003,259
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
950,000	2.281	07/20/43	949,075
Nelnet Student Loan Trust Series 2006-1, Class A6 (3M USD LIBOR + 0.450%)(b)
1,700,000	1.636	08/23/36	1,654,972
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
1,238,936	1.256	01/25/30	1,237,307
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
669,095	2.056	07/25/41	666,740
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A3 (3M USD LIBOR + 0.950%)
700,000	2.098	10/01/37	702,430
Panhandle-Plains Higher Education Authority, Inc. Series 2011-2, Class A3 (3M USD LIBOR + 0.850%)
1,100,000	1.998	07/01/32	1,089,792
PHEAA Student Loan Trust Series 2016-1A, Class A (1M USD LIBOR + 1.150%)(b)
1,297,239	2.384	09/25/65	1,320,285
PHEAA Student Loan Trust Series 2016-2A, Class A (1M USD LIBOR + 0.950%)(b)
1,537,363	2.184	11/25/65	1,541,154
SLM Student Loan Trust Series 2004-8A, Class A6 (3M USD LIBOR + 0.630%)(b)
800,000	1.786	01/25/40	800,235
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
5,300,000	1.296	10/25/28	5,273,788
SLM Student Loan Trust Series 2005-5, Class A5(3M USD LIBOR + 0.750%)
350,000	1.906	10/25/40	345,074
SLM Student Loan Trust Series 2006-2, Class A5(3M USD LIBOR + 0.110%)
778,730	1.266	07/25/25	778,691
SLM Student Loan Trust Series 2014-2, Class A2(1M USD LIBOR + 0.350%)
156,832	1.584	10/25/21	156,949
South Carolina Student Loan Corp. Series 2010-1, Class A3(3M USD LIBOR + 1.050%)
1,850,000	2.206	10/27/36	1,874,547

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(e) – (continued)
Student Loan – (continued)
Utah State Board of Regents Series 2016-1, Class A(1M USD LIBOR + 0.750%)
$2,895,600	1.984%	09/25/56	$2,896,007

			30,871,949

TOTAL ASSET-BACKED SECURITIES (Cost $53,218,351)			$53,617,822

Municipal Debt Obligation(c) – 0.2%
New Hampshire – 0.2%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3
$1,150,000	2.164%	10/25/37	$1,124,861
(Cost $1,139,813)

U.S. Treasury Obligations – 1.3%
United States Treasury Bonds
3,900,000	2.875%	11/15/46	$3,914,430
United States Treasury Notes
2,490,000	2.000	09/30/24	2,483,950

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,476,173)			$6,398,380

Shares	Distribution Rate	Value
Investment Company(f) – 25.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
123,356,139	0.927%	$123,356,139
(Cost $123,356,139)

TOTAL INVESTMENTS – 132.8%
(Cost $645,004,551)		$645,246,422

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (32.8)%		(159,524,917)

NET ASSETS – 100.0%		$485,721,505

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $44,716,377, which represents approximately 9.2% of net assets as of September 30, 2017.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $169,129,026 which represents approximately 34.8% of net assets as of September 30, 2017.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2017.
(f)	Represents an Affiliated Issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
OTC	—Over the Counter
PI	—Private Investment
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2017, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA (Proceeds Receivable: $(18,952,656))	4.000%	TBA-30yr	10/23/17	$(18,000,000)	$(18,953,438)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2017 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2017, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year U.S. Treasury Notes	295	12/19/17	$36,967,187	$(343,288)
20 Year U.S. Treasury Bonds	59	12/19/17	9,015,938	(163,689)
Ultra 10 Year U.S. Treasury Notes	64	12/19/17	8,597,000	(107,112)
Total				$(614,089)
Short position contracts:
Eurodollars	(57)	12/17/18	$(13,984,238)	$(5,121)
5 Year U.S. Treasury Notes	(48)	12/29/17	(5,640,000)	53,416
Ultra Long U.S. Treasury Bonds	(33)	12/19/17	(5,449,125)	78,123
2 Year U.S. Treasury Notes	(41)	12/29/17	(8,843,828)	25,054
Total				$151,472
TOTAL				$(462,617)

SWAP CONTRACTS — At September 30, 2017, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(c)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.143%(a)	3M LIBOR(b)	07/03/23	$1,360	$(59)	$(465)	$406
3M LIBOR(b)	2.065%(a)	08/06/23	4,480	(19,232)	2,164	(21,396)
3M LIBOR(b)	2.378(a)	07/03/28	5,110	(632)	82	(714)
2.346(a)	3M LIBOR(b)	08/06/28	2,530	9,756	(2,596)	12,352
2.560(a)	3M LIBOR(b)	07/03/48	2,090	3,135	75	3,060
TOTAL				$(7,032)	$(740)	$(6,292)

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2017.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation	Rates (paid) received by Fund(a)	Credit Spread at September 30, 2017(b)	Counterparty	Notional Amount (000s)	Termination Date	Value	Upfront Payments made (received)	Unrealized Gain (Loss)
Protection Purchased:
Markit CMBX Series 10	(0.500)%	0.629%	CS International (London)	$9,000	11/17/59	$93,027	$273,320	$(180,793)

(a)	Payments made monthly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At September 30, 2017, the Fund had the following purchased options:

PURCHASED OPTIONS ON FUTURES CONTRACTS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Put:
Eurodollar Futures	MS & Co. Int. PLC	$98.00	06/15/18	56	$140,000	$21,700	$15,526	$6,174

PURCHASED OPTIONS ON INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased Options Contracts:
Calls:
1Y IRS	Citibank NA	2.273%	01/22/18	9,900,000	$9,900,000	$145,667	$161,123	$(15,456)
1Y IRS	JPMorgan Securities, Inc.	2.048	01/24/18	6,400,000	6,400,000	184,188	120,640	63,548
1Y IRS	Citibank NA	2.539	01/24/18	6,400,000	6,400,000	33,491	122,880	(89,389)
5Y IRS	BoA Securities LLC	2.018	01/29/18	17,300,000	17,300,000	130,615	141,860	(11,245)
Puts:
1Y IRS	Citibank NA	2.273	01/22/18	9,900,000	9,900,000	98,831	161,123	(62,292)
1Y IRS	JPMorgan Securities, Inc.	2.048	01/24/18	6,400,000	6,400,000	25,202	120,640	(95,438)
1Y IRS	Citibank NA	2.539	01/24/18	6,400,000	6,400,000	154,779	122,880	31,899
5Y IRS	BoA Securities LLC	2.018	01/29/18	17,300,000	17,300,000	88,332	141,860	(53,528)
Total purchased options contracts on interest rate swaptions						$861,105	$1,093,006	$(231,901)

Abbreviations:
CS International (London)	—Credit Suisse International (London)
BoA Securities LLC	—Bank of America Securities LLC
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2017 (Unaudited)

Dynamic Emerging Markets Debt Fund
Assets:
Investments of unaffiliated issuers, at value (cost $21,136,675, $2,108,785,962, $3,191,830,224, $4,067,265,010, $392,767,913, $254,649,557 and $521,648,412)	$21,919,000
Investments of affiliated issuers, at value (cost $624,792, $61,042,705, $196,978,829, $318,013,865, $0, $13,869,144 and $123,356,139)	624,792
Purchased options, at value (cost $1,387, $147,774, $111,177, $13,308, $16,912 and $1,108,532)	1,938
Cash	283,048
Foreign currencies, at value (cost $158,771, $901,054, $17,375, $61,755, $15,890, $4,240,012 and $0, respectively)	159,404
Unrealized gain on swap contracts	33,782
Unrealized gain on forward foreign currency exchange contracts	177,633
Variation margin on futures contracts	1,583
Variation margin on swap contracts	1,196
Unrealized gain on unfunded loan commitment	—
Receivables:
Collateral on certain derivative contracts(a)	1,051,127
Investments sold	677,507
Interest	383,505
Reimbursement from investment adviser	33,536
Upfront payments made on swap contracts	22,489
Fund shares sold	511
Investments sold on an extended-settlement basis	—
Due from broker	—
Other assets	2,397
Total assets	25,373,448

Liabilities:
Reverse repurchase agreement, at value	—
Unrealized loss on swap contracts	122,654
Unrealized loss on forward foreign currency exchange contracts	343,941
Forward sale contracts, at value (proceeds received $0, $0, $0, $0, $0, $0 and $18,952,656, respectively)	—
Variation margin on swap contracts	—
Payables:
Investments purchased	1,056,625
Investments purchased on an extended — settlement basis	197,584
Fund shares redeemed	23,583
Management fees	15,137
Distributions payable	12,625
Upfront payments received on swap contracts	9,026
Distribution and Service fees and Transfer Agency fees	1,077
Collateral on certain derivative contracts(b)	—
Accrued expenses and other liabilities	122,016
Total liabilities	1,904,268

Net Assets:
Paid-in capital	23,398,746
Undistributed (distributions in excess of) net investment income	(1,268,006)
Accumulated net realized gain (loss)	765,342
Net unrealized gain (loss)	573,098
NET ASSETS	$23,469,180
Net Assets:
Class A	$755,546
Class C	145,717
Institutional	22,337,720
Service	—
Separate Account Institutional	—
Investor	202,892
Class R	27,305
Class R6	—
Total Net Assets	$23,469,180
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	86,274
Class C	16,584
Institutional	2,544,730
Service	—
Separate Account Institutional	—
Investor	23,138
Class R	3,107
Class R6	—
Net asset value, offering and redemption price per share:(c)
Class A	$8.76
Class C	8.79
Institutional	8.78
Service	—
Separate Account Institutional	—
Investor	8.77
Class R	8.79
Class R6	—

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Swaps	TBA
Dynamic Emerging Markets Debt Fund	$960,000	$13,290	$77,837	—
Emerging Markets Debt Fund	42,980,000	952,532	13,285,628	—
High Yield Fund	—	1,452,929	3,338,249	—
High Yield Floating Rate Fund	—	1,501,666	4,412,242	220,000
Investment Grade Credit Fund	—	595,000	536,727	—
Local Emerging Markets Debt Fund	12,910,000	277,008	4,909,255	—
U.S. Mortgages Fund	—	560,000	160,119	590,000
(b)	Includes segregated cash of $1,010,000 and $1,380,000 for the Local Emerging Markets Debt Fund and the U.S. Mortgages Fund related to initial margin and/or collateral on swap transactions. Also includes segregated cash for initial margin and/or collateral on TBA transactions of $530,000 for the U.S. Mortgages Fund.
(c)	Maximum public offering price per share for Class A Shares of Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $9.17, $13.62, $6.91, $9.91, $9.63, $6.97 and $10.88, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.
(d)	Net asset value may not recalculate due to rounding of fractional shares.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$2,159,940,198	$3,264,288,944	$3,978,737,087	$405,889,304	$252,623,859	$521,890,283
61,042,705	197,007,423	318,040,447	—	13,869,144	123,356,139
206,538	155,388	—	18,600	23,638	882,805
30,439,732	49,865,590	71,996,071	2,839,980	4,285,043	7,228,840
881,466	18,258	61,785	13,739	4,234,164	—
1,034,772	—	100,493	—	1,844,496	—
9,148,106	66,554	67,973	27	2,584,077	—
29,135	197	146,417	99,250	25,418	91
—	—	144,320	—	224,146	—
—	—	6,317	—	—	—

57,218,160	4,791,178	6,133,908	1,131,727	18,096,263	1,310,119
87,094,665	30,958,129	13,436,322	6,166,049	9,788,465	6,996,852
35,668,554	52,448,839	23,058,017	3,785,350	4,708,379	1,302,437
40,129	—	—	26,232	37,010	17,526
2,019,604	—	—	—	101,348	273,320
9,384,735	3,182,564	10,345,369	66,483	68,221	873,294
10,591,122	6,575,806	35,538,265	—	—	94,052,312
—	293,162	144,025	—	—	—
10,456	7,798	4,319	515	543	446
2,464,750,077	3,609,659,830	4,457,961,135	420,037,256	312,514,214	758,184,464

3,240,000	76,401,690	6,447,663	—	—	—
9,558,581	—	—	—	5,441,886	180,793
12,377,866	—	—	8,909	4,729,264	—
—	—	—	—	—	18,953,438
116,699	136,269	—	159	—	13,285

93,036,787	36,448,867	17,743,990	6,302,555	13,965,552	9,342,814
13,044,941	31,229,282	189,175,669	1,171,246	—	241,172,271
5,758,948	6,391,231	7,914,064	240,901	258,527	629,680
1,483,829	1,872,109	1,819,038	115,077	186,903	120,195
1,680,729	1,021,247	59,725	52,727	8,841	36,244
900,431	—	265,438	—	2,868,107	—
143,799	209,064	142,075	16,971	16,864	40,692
—	—	—	—	1,010,000	1,910,000
54,163	422,032	254,200	80,444	286,622	63,547
141,396,773	154,131,791	223,821,862	7,988,989	28,772,566	272,462,959

2,321,316,871	3,741,241,819	4,424,083,538	401,304,117	504,411,061	491,452,013
(2,023,888)	306,816	1,122,520	798,153	(58,694,048)	(2,014,293)
(33,597,071)	(359,325,505)	(104,100,673)	(2,981,770)	(154,726,305)	(3,081,876)
37,657,392	73,304,909	(86,966,112)	12,927,767	(7,249,060)	(634,339)
$2,323,353,304	$3,455,528,039	$4,234,139,273	$412,048,267	$283,741,648	$485,721,505

$102,284,658	$205,032,426	$4,548,704	$11,115,648	$6,875,771	$49,646,393
34,031,637	40,041,547	2,446,767	—	6,135,554	—
2,012,241,688	3,150,758,230	4,223,686,950	169,772,325	263,923,791	65,401,891
—	12,216,457	—	—	—	—
—	—	—	226,852,081	—	216,356,234
135,773,396	32,263,291	3,444,800	4,291,332	6,806,532	150,352,094
—	14,820,344	12,052	—	—	—
39,021,925	395,744	—	16,881	—	3,964,893
$2,323,353,304	$3,455,528,039	$4,234,139,273	$412,048,267	$283,741,648	$485,721,505

7,862,387	31,070,142	469,546	1,199,070	1,032,798	4,742,411
2,617,184	6,063,124	252,531	—	922,721	—
154,490,089	476,305,238	435,562,874	18,307,068	39,738,745	6,232,265
—	1,853,378	—	—	—	—
—	—	—	24,457,268	—	20,664,458
10,424,402	4,880,445	355,138	462,662	1,024,848	14,326,358
—	2,247,550	1,243	—	—	—
2,995,954	59,751	—	1,820	—	377,691

$13.01	$6.60	$9.69	$9.27	$6.66	$10.47
13.00	6.60	9.69	—	6.65	—
13.03	6.61	9.70	9.27	6.64	10.49
—	6.59	—	—	—	—
—	—	—	9.28	—	10.47
13.02	6.61	9.70	9.28	6.64	10.49
—	6.59	9.69 (d)	—	—	—
13.02	6.62	—	9.28	—	10.50

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2017 (Unaudited)

Dynamic Emerging Markets Debt Fund
Investment income:
Interest	$664,889
Dividends — affiliated issuers	3,630
Dividends — unaffiliated issuers	—
Total investment income	668,519

Expenses:
Management fees	96,854
Custody, accounting and administrative services	96,442
Professional fees	64,930
Registration fees	32,748
Trustee fees	8,878
Printing and mailing costs	5,949
Transfer Agency fees(a)	4,842
Distribution and Service fees(a)	1,332
Service and Shareholder Administration Plan fees(a)	—
Other	4,715
Total expenses	316,690
Less — expense reductions	(215,942)
Net expenses	100,748
NET INVESTMENT INCOME	567,771

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	400,077
Futures contracts	26,216
Swap contracts	(2,513)
Forward foreign currency exchange contracts	435,290
Foreign currency transactions	(4,808)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $358 and $2,694 for the Dynamic Emerging Markets Debt and Local Emerging Markets Debt Funds, respectively)	100,132
Investments — affiliated issuers	—
Purchased options	551
Futures contracts	(14,732)
Unfunded Loan Commitments	—
Swap contracts	19,669
Forward foreign currency exchange contracts	(249,862)
Foreign currency translation	(4,181)
Net realized and unrealized gain (loss)	705,839
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,273,610

(a)	Class specific Distribution and Service fee, Transfer Agency fees, Service Plan and Shareholder Administration Plan were as follows:

	Distribution and Service Fees			Transfer Agency Fees								Service Plan Fees	Shareholder Administration Plan Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Separate Account Institutional Shares	Investor	Class R	Class R6	Service	Service
Dynamic Emerging Markets Debt Fund	$529	$737	$66	$275	$96	$4,327	$—	$—	$127	$17	$—	$—	$—
Emerging Markets Debt Fund	123,476	170,399	—	64,207	22,152	371,217	—	—	70,846	—	3,655	—	—
High Yield Fund	276,211	214,392	36,737	143,630	27,871	637,532	2,390	—	21,216	9,552	7,993	14,938	14,938
High Yield Floating Rate Fund	6,942	12,969	29	3,610	1,686	831,141	—	—	2,573	7	—	—	—
Investment Grade Credit Fund	30,867	—	—	16,051	—	30,013	—	47,402	2,630	—	2	—	—
Local Emerging Markets Debt Fund	10,715	30,996	—	5,572	4,030	54,771	—	—	3,962	—	—	—	—
U.S. Mortgages Fund	59,528	—	—	30,954	—	12,822	—	44,298	89,986	—	426	—	—

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

$65,506,198	$109,286,611	$97,305,559	$7,408,320	$9,516,511	$4,874,466
125,303	724,504	1,722,308	4,411	61,826	339,060
—	403,954	—	—	—	—
65,631,501	110,415,069	99,027,867	7,412,731	9,578,337	5,213,526

8,462,705	12,012,541	11,229,582	787,493	1,275,668	899,081
218,091	132,947	465,110	52,145	231,831	112,852
65,780	79,880	75,004	56,891	64,201	55,906
77,573	72,942	48,919	34,369	27,593	68,327
10,754	12,780	12,927	9,305	9,241	9,326
82,698	65,316	17,415	7,809	34,022	12,236
532,077	850,184	839,017	96,098	68,335	178,486
293,875	527,340	19,940	30,867	41,711	59,528
—	29,876	—	—	—	—
80,576	64,361	102,685	9,201	28,599	9,375
9,824,129	13,848,167	12,810,599	1,084,178	1,781,201	1,405,117
(113,441)	(159,284)	(361,442)	(242,953)	(383,562)	(249,206)
9,710,688	13,688,883	12,449,157	841,225	1,397,639	1,155,911
55,920,813	96,726,186	86,578,710	6,571,506	8,180,698	4,057,615

7,482,181	(3,911,893)	(2,238,350)	1,727,466	(15,844,410)	2,249,427
7,978,245	(4,080,480)	(1,367,368)	904,284	(359,983)	1,272,048
(348,361)	(1,360,608)	(3,248,227)	197,038	(4,957,326)	(28,000)
(12,046,822)	(2,048,349)	(1,696,613)	(284,258)	5,583,975	—
2,265,017	232,035	(109,086)	42,874	347,809	—

47,359,291	26,037,102	(9,880,249)	7,298,155	22,124,002	227,411
—	37,494	25,358	—	—	—
58,763	44,211	—	5,292	6,726	(225,726)
(3,496,370)	1,344,020	1,627,968	(211,330)	100,379	(349,822)
—	—	6,317	—	—	—
(2,683,433)	335,870	952,391	28,332	8,708,966	(181,096)
(3,418,206)	283,557	154,937	(2,016)	(3,503,115)	—
19,418	3,349	36,800	2,775	(7,483)	—
43,169,723	16,916,308	(15,736,122)	9,708,612	12,199,540	2,964,242
$99,090,536	$113,642,494	$70,842,588	$16,280,118	$20,380,238	$7,021,857

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Emerging Markets Debt Fund
	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$567,771		$1,896,982
Net realized gain (loss)	854,262		(348,403)
Net change in unrealized gain (loss)	(148,423)		1,153,705
Net increase in net assets resulting from operations	1,273,610		2,702,284

Distributions to shareholders:
From net investment income
Class A Shares	(9,747)		(6,829)
Class C Shares	(2,796)		(1,368)
Institutional Shares	(528,442)		(998,362)
Service Shares	—		—
Investor Shares	(4,693)		(2,350)
Class R Shares	(562)		(565)
Class R6 Shares	—		—
From net realized gains
Class A Shares	—		(3,353)
Class C Shares	—		(672)
Institutional Shares	—		(490,266)
Investor Shares	—		(1,154)
Class R Shares	—		(278)
Class R6 Shares	—		—
Return of capital
Class A Shares	—		(2,445)
Class C Shares	—		(490)
Institutional Shares	—		(357,522)
Investor Shares	—		(842)
Class R Shares	—		(202)
Class R6 Shares	—		—
Total distributions to shareholders	(546,240)		(1,866,698)

From share transactions:
Proceeds from sales of shares	3,003,770		10,762,897
Reinvestment of distributions	468,110		780,988
Cost of shares redeemed	(2,782,595	)(a)	(29,922,497	)(a)
Net increase (decrease) in net assets resulting from share transactions	689,285		(18,378,612)
TOTAL INCREASE (DECREASE)	1,416,655		(17,543,026)

Net assets:
Beginning of period	22,052,525		39,595,551
End of period	$23,469,180		$22,052,525
Undistributed (distributions in excess of) net investment income	$(1,268,006)		$(1,289,537)

(a)	Net of $0 and $71, $16,120 and $41,830 and $47,555 and $451,200 of redemption fees for Dynamic Emerging Markets Debt, Emerging Markets Debt and High Yield Funds, respectively, for the six months ended September 30, 2017 and the fiscal year ended March 31, 2017, respectively.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017		For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017		For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017

$55,920,813		$74,861,724		$96,726,186		$215,331,726		$86,578,710	$140,925,266
5,330,260		(1,057,513)		(11,169,295)		(2,549,799)		(8,659,644)	(21,348,489)
37,839,463		34,530,984		28,085,603		326,577,888		(7,076,478)	108,384,890
99,090,536		108,335,195		113,642,494		539,359,815		70,842,588	227,961,667

(2,357,779)		(5,945,499)		(5,577,511)		(17,291,548)		(104,876)	(289,856)
(684,665)		(1,155,112)		(921,859)		(2,337,108)		(39,210)	(63,279)
(47,535,934)		(63,502,070)		(85,696,168)		(183,075,976)		(85,315,242)	(137,722,950)
—		—		(290,967)		(702,583)		—	—
(2,749,372)		(1,808,624)		(863,830)		(733,895)		(79,253)	(67,935)
—		—		(351,956)		(760,850)		(212)	(409)
(792,878)		(431,204)		(2,166,474)		(9,773,930)		—	—

—		—		—		—		—	—
—		—		—		—		—	—
—		—		—		—		—	—
—		—		—		—		—	—
—		—		—		—		—	—
—		—		—		—		—	—

—		—		—		—		—	(5,685)
—		—		—		—		—	(1,241)
—		—		—		—		—	(2,701,236)
—		—		—		—		—	(1,332)
—		—		—		—		—	(8)
—		—		—		—		—	—
(54,120,628)		(72,842,509)		(95,868,765)		(214,675,890)		(85,538,793)	(140,853,931)

632,493,334		1,426,968,672		256,665,887		1,209,892,889		617,952,211	1,308,793,468
45,159,149		60,658,744		89,159,447		201,824,053		85,170,667	140,018,791
(305,711,822	)(a)	(666,845,522	)(a)	(860,001,949	)(a)	(1,600,986,057	)(a)	(364,788,405)	(852,846,363)
371,940,661		820,781,894		(514,176,615)		(189,269,115)		338,334,473	595,965,896
416,910,569		856,274,580		(496,402,886)		135,414,810		323,638,268	683,073,632

1,906,442,735		1,050,168,155		3,951,930,925		3,816,516,115		3,910,501,005	3,227,427,373
$2,323,353,304		$1,906,442,735		$3,455,528,039		$3,951,930,925		$4,234,139,273	$3,910,501,005
$(2,023,888)		$(3,824,073)		$306,816		$(550,605)		$1,122,520	$82,603

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Investment Grade Credit Fund
	For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$6,571,506	$13,538,543
Net realized gain (loss)	2,587,404	1,874,383
Net change in unrealized gain (loss)	7,121,208	(2,171,997)
Net increase in net assets resulting from operations	16,280,118	13,240,929

Distributions to shareholders:
From net investment income
Class A Shares	(358,314)	(885,653)
Class C Shares	—	—
Institutional Shares	(2,417,656)	(4,691,089)
Investor Shares	(63,504)	(58,731)
Separate Account Institutional Shares	(3,825,338)	(7,943,476)
Class R6 Shares	(203)	(359)
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Investor Shares	—	—
Separate Account Institutional Shares	—	—
Class R6 Shares	—	—
Total distributions to shareholders	(6,665,015)	(13,579,308)

From share transactions:
Proceeds from sales of shares	59,436,513	97,497,438
Reinvestment of distributions	6,308,163	12,582,273
Cost of shares redeemed	(92,088,775)	(106,006,267)
Net increase (decrease) in net assets resulting from share transactions	(26,344,099)	4,073,444
TOTAL INCREASE (DECREASE)	(16,728,996)	3,735,065

Net assets:
Beginning of period	428,777,263	425,042,198
End of period	$412,048,267	$428,777,263
Undistributed (distributions in excess of) net investment income	$798,153	$891,662

(a)	Net of $584 and $33,657 of redemption fees for Local Emerging Markets Debt Fund for the six months ended September 30, 2017 and the fiscal year ended March 31, 2017, respectively.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Local Emerging Markets Debt Fund				U.S. Mortgages Fund
For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017		For the Six Months Ended September 30, 2017 (Unaudited)	For the Fiscal Year Ended March 31, 2017

$8,180,698		$25,729,792		$4,057,615	$4,909,412
(15,229,935)		(126,344,062)		3,493,475	(1,459,621)
27,429,475		121,796,602		(529,233)	(2,240,654)
20,380,238		21,182,332		7,021,857	1,209,137

(249,203)		—		(535,553)	(1,115,141)
(156,331)		—		—	—
(8,333,061)		—		(830,528)	(1,594,439)
(183,979)		—		(1,724,777)	(667,660)
—		—		(2,877,061)	(5,623,517)
—		—		(46,099)	(6,500)

—		(5,885,487)		—	—
—		(303,807)		—	—
—		(21,519,212)		—	—
—		(667,879)		—	—
—		—		—	—
—		—		—	—
(8,922,574)		(28,376,385)		(6,014,018)	(9,007,257)

34,927,750		177,347,686		78,844,440	271,623,976
8,793,888		28,088,048		5,713,948	8,031,798
(126,635,269	)(a)	(403,185,901	)(a)	(73,386,388)	(112,659,420)
(82,913,631)		(197,750,167)		11,172,000	166,996,354
(71,455,967)		(204,944,220)		12,179,839	159,198,234

355,197,615		560,141,835		473,541,666	314,343,432
$283,741,648		$355,197,615		$485,721,505	$473,541,666
$(58,694,048)		$(57,952,172)		$(2,014,293)	$(57,890)

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$8.48	$0.21	$0.27	$0.48	$(0.20)	$—	$—	$(0.20)
2017 - C	8.50	0.17	0.28	0.45	(0.16)	—	—	(0.16)
2017 - Institutional	8.49	0.22	0.28	0.50	(0.21)	—	—	(0.21)
2017 - Investor(e)	8.48	0.22	0.28	0.50	(0.21)	—	—	(0.21)
2017 - R	8.50	0.19	0.29	0.48	(0.19)	—	—	(0.19)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	8.24	0.40	0.23	0.63	(0.22)	(0.10)	(0.07)	(0.39)
2017 - C	8.26	0.32	0.24	0.56	(0.18)	(0.08)	(0.06)	(0.32)
2017 - Institutional	8.27	0.43	0.21	0.64	(0.23)	(0.11)	(0.08)	(0.42)
2017 - Investor(e)	8.25	0.40	0.24	0.64	(0.24)	(0.10)	(0.07)	(0.41)
2017 - R	8.26	0.37	0.24	0.61	(0.20)	(0.10)	(0.07)	(0.37)
2016 - A	8.59	0.36	(0.36)	—	(0.01)	—	(0.34)	(0.35)
2016 - C	8.61	0.30	(0.36)	(0.06)	(0.01)	—	(0.28)	(0.29)
2016 - Institutional	8.62	0.40	(0.37)	0.03	(0.01)	—	(0.37)	(0.38)
2016 - Investor(e)	8.60	0.39	(0.37)	0.02	(0.01)	—	(0.36)	(0.37)
2016 - R	8.62	0.34	(0.37)	(0.03)	(0.01)	—	(0.32)	(0.33)
2015 - A	9.45	0.37	(0.86)	(0.49)	(0.34)	—	(0.03)	(0.37)
2015 - C	9.46	0.32	(0.87)	(0.55)	(0.27)	—	(0.03)	(0.30)
2015 - Institutional	9.46	0.42	(0.86)	(0.44)	(0.37)	—	(0.03)	(0.40)
2015 - Investor(e)	9.44	0.41	(0.86)	(0.45)	(0.36)	—	(0.03)	(0.39)
2015 - R	9.46	0.36	(0.85)	(0.49)	(0.32)	—	(0.03)	(0.35)
2014 - A (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.23)	—	(0.11)	(0.34)
2014 - C (Commenced May 31, 2013)	10.00	0.25	(0.51)	(0.26)	(0.17)	—	(0.11)	(0.28)
2014 - Institutional (Commenced May 31, 2013)	10.00	0.32	(0.50)	(0.18)	(0.25)	—	(0.11)	(0.36)
2014 - Investor(e) (Commenced May 31, 2013)	10.00	0.31	(0.52)	(0.21)	(0.24)	—	(0.11)	(0.35)
2014 - R (Commenced May 31, 2013)	10.00	0.27	(0.49)	(0.22)	(0.21)	—	(0.11)	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.76	5.66%	$756	1.22	%(d)	3.10	%(d)	4.81	%(d)	50%
8.79	5.38	146	1.97	(d)	3.90	(d)	3.98	(d)	50
8.78	5.95	22,338	0.88	(d)	2.81	(d)	5.07	(d)	50
8.77	5.91	203	0.97	(d)	2.89	(d)	5.00	(d)	50
8.79	5.63	27	1.47	(d)	3.39	(d)	4.47	(d)	50

8.48	7.76	286	1.23		2.47		4.78		142
8.50	6.95	151	1.98		3.45		3.85		142
8.49	8.00	21,411	0.90		2.06		5.10		142
8.48	8.04	180	0.98		2.35		4.81		142
8.50	7.50	25	1.48		2.72		4.47		142
8.24	0.15	512	1.23		2.98		4.40		98
8.26	(0.70)	40	1.99		3.79		3.65		98
8.27	0.39	38,990	0.89		2.45		4.89		98
8.25	0.29	31	0.98		2.63		4.75		98
8.26	(0.20)	23	1.48		3.18		4.20		98
8.59	(5.43)	665	1.24		3.45		4.13		179
8.61	(5.91)	62	1.99		3.66		3.37		179
8.62	(4.87)	15,571	0.90		2.57		4.47		179
8.60	(4.98)	23	1.00		2.77		4.37		179
8.62	(5.44)	23	1.49		3.27		3.87		179
9.45	(2.03)	99	1.27	(d)	3.67	(d)	3.97	(d)	140
9.46	(2.52)	59	2.01	(d)	5.31	(d)	3.27	(d)	140
9.46	(1.67)	24,119	0.93	(d)	4.21	(d)	4.17	(d)	140
9.44	(1.98)	24	1.03	(d)	4.19	(d)	4.00	(d)	140
9.46	(2.14)	24	1.52	(d)	5.22	(d)	3.50	(d)	140

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$12.73	$0.32	$0.27	$0.59	$(0.31)	$—	$—	$(0.31)
2017 - C	12.72	0.27	0.27	0.54	(0.26)	—	—	(0.26)
2017 - Institutional	12.74	0.34	0.28	0.62	(0.33)	—	—	(0.33)
2017 - Investor(e)	12.74	0.34	0.26	0.60	(0.32)	—	—	(0.32)
2017 - R6	12.74	0.34	0.27	0.61	(0.33)	—	—	(0.33)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	12.25	0.60	0.46	1.06	(0.58)	—	—	(0.58)
2017 - C	12.24	0.50	0.47	0.97	(0.49)	—	—	(0.49)
2017 - Institutional	12.26	0.63	0.47	1.10	(0.62)	—	—	(0.62)
2017 - Investor(e)	12.26	0.61	0.48	1.09	(0.61)	—	—	(0.61)
2017 - R6	12.26	0.60	0.51	1.11	(0.63)	—	—	(0.63)
2016 - A	12.33	0.61	(0.09)	0.52	(0.60)	—	—	(0.60)
2016 - C	12.33	0.51	(0.09)	0.42	(0.51)	—	—	(0.51)
2016 - Institutional	12.35	0.64	(0.08)	0.56	(0.65)	—	—	(0.65)
2016 - Investor(e)	12.35	0.64	(0.09)	0.55	(0.64)	—	—	(0.64)
2016 - R6 (Commenced July 31, 2015)	12.18	0.46	0.06	0.52	(0.44)	—	—	(0.44)
2015 - A	12.40	0.52	(0.07)	0.45	(0.52)	—	—	(0.52)
2015 - C	12.39	0.43	(0.07)	0.36	(0.42)	—	—	(0.42)
2015 - Institutional	12.41	0.57	(0.07)	0.50	(0.56)	—	—	(0.56)
2015 - Investor(e)	12.41	0.56	(0.07)	0.49	(0.55)	—	—	(0.55)
2014 - A	13.28	0.55	(0.70)	(0.15)	(0.50)	(0.20)	(0.03)	(0.73)
2014 - C	13.27	0.46	(0.70)	(0.24)	(0.41)	(0.20)	(0.03)	(0.64)
2014 - Institutional	13.29	0.59	(0.69)	(0.10)	(0.55)	(0.20)	(0.03)	(0.78)
2014 - Investor(e)	13.29	0.58	(0.69)	(0.11)	(0.54)	(0.20)	(0.03)	(0.77)
2013 - A	12.95	0.61	0.76	1.37	(0.65)	(0.39)	—	(1.04)
2013 - C	12.94	0.50	0.77	1.27	(0.55)	(0.39)	—	(0.94)
2013 - Institutional	12.96	0.65	0.77	1.42	(0.70)	(0.39)	—	(1.09)
2013 - Investor(e)	12.96	0.64	0.77	1.41	(0.69)	(0.39)	—	(1.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.01	4.65%	$102,285	1.22	%(d)	1.23	%(d)	4.94	%(d)	43%
13.00	4.26	34,032	1.96	(d)	1.97	(d)	4.18	(d)	43
13.03	4.82	2,012,242	0.87	(d)	0.89	(d)	5.29	(d)	43
13.02	4.78	135,773	0.96	(d)	0.97	(d)	5.21	(d)	43
13.02	4.83	39,022	0.86	(d)	0.87	(d)	5.31	(d)	43

12.73	8.79	103,548	1.23		1.24		4.73		89
12.72	7.98	32,597	1.98		1.99		3.94		89
12.74	9.15	1,656,148	0.89		0.90		4.95		89
12.74	9.05	85,556	0.98		0.99		4.79		89
12.74	9.17	28,593	0.87		0.88		4.76		89
12.25	4.43	109,830	1.23		1.27		5.02		99
12.24	3.57	27,645	1.98		2.02		4.26		99
12.26	4.70	895,309	0.89		0.93		5.30		99
12.26	4.60	16,927	0.98		1.02		5.26		99
12.26	4.41	458	0.87	(d)	0.92	(d)	5.84	(d)	99
12.33	3.60	94,832	1.24		1.25		4.17		113
12.33	2.92	30,935	1.99		2.00		3.42		113
12.35	4.04	1,566,532	0.90		0.91		4.52		113
12.35	3.94	14,423	0.99		1.00		4.41		113
12.40	(0.88)	100,723	1.25		1.26		4.38		121
12.39	(1.63)	32,020	2.00		2.01		3.65		121
12.41	(0.54)	1,296,153	0.91		0.92		4.76		121
12.41	(0.63)	16,552	1.00		1.01		4.65		121
13.28	10.64	211,379	1.23		1.26		4.48		97
13.27	9.82	49,527	1.98		2.01		3.73		97
13.29	11.04	1,329,643	0.89		0.92		4.83		97
13.29	10.91	23,970	0.97		1.01		4.69		97

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$6.57	$0.17	$0.03	$0.20	$(0.17)	$—	$—	$(0.17)
2017 - C	6.57	0.14	0.03	0.17	(0.14)	—	—	(0.14)
2017 - Institutional	6.58	0.18	0.03	0.21	(0.18)	—	—	(0.18)
2017 - Service	6.56	0.16	0.03	0.19	(0.16)	—	—	(0.16)
2017 - Investor(f)	6.58	0.18	0.02	0.20	(0.17)	—	—	(0.17)
2017 - R	6.56	0.16	0.03	0.19	(0.16)	—	—	(0.16)
2017 - R6	6.59	0.18	0.03	0.21	(0.18)	—	—	(0.18)
FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	6.02	0.34	0.55	0.89	(0.34)	—	—	(0.34)
2017 - C	6.03	0.29	0.54	0.83	(0.29)	—	—	(0.29)
2017 - Institutional	6.04	0.36	0.54	0.90	(0.36)	—	—	(0.36)
2017 - Service	6.02	0.33	0.54	0.87	(0.33)	—	—	(0.33)
2017 - Investor(f)	6.03	0.36	0.55	0.91	(0.36)	—	—	(0.36)
2017 - R	6.02	0.32	0.54	0.86	(0.32)	—	—	(0.32)
2017 - R6	6.05	0.36	0.54	0.90	(0.36)	—	—	(0.36)
2016 - A	6.80	0.35	(0.77)	(0.42)	(0.34)	—	(0.02)	(0.36)
2016 - C	6.81	0.30	(0.77)	(0.47)	(0.30)	—	(0.01)	(0.31)
2016 - Institutional	6.82	0.38	(0.78)	(0.40)	(0.36)	—	(0.02)	(0.38)
2016 - Service	6.79	0.34	(0.76)	(0.42)	(0.33)	—	(0.02)	(0.35)
2016 - Investor(f)	6.81	0.37	(0.78)	(0.41)	(0.35)	—	(0.02)	(0.37)
2016 - R	6.80	0.34	(0.78)	(0.44)	(0.33)	—	(0.01)	(0.34)
2016 - R6 (Commenced July 31, 2015)	6.65	0.24	(0.59)	(0.35)	(0.24)	—	(0.01)	(0.25)
2015 - A	7.23	0.37	(0.28)	0.09	(0.38)	(0.14)	— (e)	(0.52)
2015 - C	7.24	0.32	(0.29)	0.03	(0.32)	(0.14)	— (e)	(0.46)
2015 - Institutional	7.25	0.40	(0.29)	0.11	(0.40)	(0.14)	— (e)	(0.54)
2015 - Service	7.23	0.36	(0.30)	0.06	(0.36)	(0.14)	— (e)	(0.50)
2015 - Investor(f)	7.25	0.39	(0.30)	0.09	(0.39)	(0.14)	— (e)	(0.53)
2015 - R	7.23	0.35	(0.28)	0.07	(0.36)	(0.14)	— (e)	(0.50)
2014 - A	7.40	0.43	0.09	0.52	(0.43)	(0.26)	—	(0.69)
2014 - C	7.41	0.38	0.08	0.46	(0.37)	(0.26)	—	(0.63)
2014 - Institutional	7.42	0.46	0.08	0.54	(0.45)	(0.26)	—	(0.71)
2014 - Service	7.40	0.42	0.09	0.51	(0.42)	(0.26)	—	(0.68)
2014 - Investor(f)	7.41	0.45	0.10	0.55	(0.45)	(0.26)	—	(0.71)
2014 - R	7.40	0.41	0.09	0.50	(0.41)	(0.26)	—	(0.67)
2013 - A	7.12	0.45	0.42	0.87	(0.46)	(0.13)	—	(0.59)
2013 - C	7.13	0.40	0.42	0.82	(0.41)	(0.13)	—	(0.54)
2013 - Institutional	7.14	0.48	0.42	0.90	(0.49)	(0.13)	—	(0.62)
2013 - Service	7.11	0.44	0.43	0.87	(0.45)	(0.13)	—	(0.58)
2013 - Investor(f)	7.13	0.47	0.42	0.89	(0.48)	(0.13)	—	(0.61)
2013 - R	7.12	0.44	0.41	0.85	(0.44)	(0.13)	—	(0.57)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.60	3.00%	$205,032	1.05	%(d)	1.07	%(d)	5.12	%(d)	34%
6.60	2.63	40,042	1.80	(d)	1.82	(d)	4.37	(d)	34
6.61	3.19	3,150,758	0.73	(d)	0.73	(d)	5.45	(d)	34
6.59	2.93	12,216	1.22	(d)	1.23	(d)	4.94	(d)	34
6.61	3.14	32,263	0.80	(d)	0.82	(d)	5.37	(d)	34
6.59	2.89	14,820	1.30	(d)	1.32	(d)	4.86	(d)	34
6.62	3.19	396	0.70	(d)	0.71	(d)	5.53	(d)	34

6.57	15.06	232,572	1.07		1.07		5.34		93
6.57	14.02	46,396	1.82		1.82		4.59		93
6.58	15.24	3,410,302	0.73		0.73		5.67		93
6.56	14.70	12,089	1.23		1.23		5.17		93
6.58	15.33	33,482	0.82		0.82		5.64		93
6.56	14.60	14,817	1.32		1.32		5.08		93
6.59	15.25	202,273	0.71		0.71		5.69		93
6.02	(6.33)	340,534	1.05		1.06		5.49		46
6.03	(7.01)	51,973	1.80		1.81		4.76		46
6.04	(5.98)	3,221,934	0.71		0.72		5.84		46
6.02	(6.35)	14,710	1.21		1.22		5.35		46
6.03	(6.08)	9,302	0.80		0.81		5.76		46
6.02	(6.57)	15,296	1.30		1.31		5.26		46
6.05	(5.29)	162,768	0.70	(d)	0.71	(d)	6.02	(d)	46
6.80	1.21	483,328	1.06		1.06		5.30		55
6.81	0.46	71,577	1.81		1.81		4.54		55
6.82	1.56	4,975,618	0.72		0.72		5.62		55
6.79	0.90	17,506	1.22		1.22		5.12		55
6.81	1.32	13,971	0.81		0.81		5.54		55
6.80	0.95	17,417	1.31		1.31		5.03		55
7.23	7.41	549,354	1.05		1.05		5.95		48
7.24	6.61	88,607	1.81		1.81		5.21		48
7.25	7.77	4,436,484	0.72		0.72		6.30		48
7.23	7.24	17,066	1.22		1.22		5.79		48
7.25	7.68	15,142	0.81		0.81		6.22		48
7.23	7.14	18,075	1.31		1.31		5.70		48
7.40	12.67	576,060	1.05		1.05		6.27		68
7.41	11.83	106,063	1.80		1.80		5.52		68
7.42	13.03	5,167,948	0.71		0.71		6.61		68
7.40	12.65	17,512	1.21		1.21		6.11		68
7.41	13.09	19,711	0.80		0.80		6.55		68
7.40	12.39	18,565	1.30		1.30		6.01		68

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$9.72	$0.19	$(0.04)	$0.15	$(0.18)	$—		$—	$(0.18)
2017 - C	9.72	0.15	(0.03)	0.12	(0.15)	—		—	(0.15)
2017 - Institutional	9.73	0.20	(0.03)	0.17	(0.20)	—		—	(0.20)
2017 - Investor(f)	9.73	0.20	(0.03)	0.17	(0.20)	—		—	(0.20)
2017 - R	9.73	0.17	(0.04)	0.13	(0.17)	—		—	(0.17)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	9.46	0.37	0.26	0.63	(0.36)	—		(0.01)	(0.37)
2017 - C	9.46	0.30	0.26	0.56	(0.29)	—		(0.01)	(0.30)
2017 - Institutional	9.47	0.40	0.27	0.67	(0.40)	—		(0.01)	(0.41)
2017 - Investor(f)	9.48	0.39	0.26	0.65	(0.39)	—		(0.01)	(0.40)
2017 - R	9.46	0.35	0.27	0.62	(0.34)	—		(0.01)	(0.35)
2016 - A	9.92	0.37	(0.46)	(0.09)	(0.37)	—		—	(0.37)
2016 - C	9.92	0.30	(0.46)	(0.16)	(0.30)	—		—	(0.30)
2016 - Institutional	9.93	0.40	(0.46)	(0.06)	(0.40)	—		—	(0.40)
2016 - Investor(f)	9.94	0.39	(0.45)	(0.06)	(0.40)	—		—	(0.40)
2016 - R	9.92	0.35	(0.46)	(0.11)	(0.35)	—		—	(0.35)
2015 - A	10.07	0.34	(0.14)	0.20	(0.35)	—	(e)	—	(0.35)
2015 - C	10.08	0.27	(0.15)	0.12	(0.28)	—	(e)	—	(0.28)
2015 - Institutional	10.09	0.38	(0.16)	0.22	(0.38)	—	(e)	—	(0.38)
2015 - Investor(f)	10.09	0.37	(0.14)	0.23	(0.38)	—	(e)	—	(0.38)
2015 - R	10.08	0.32	(0.15)	0.17	(0.33)	—	(e)	—	(0.33)
2014 - A	10.11	0.33	(0.02)	0.31	(0.33)	(0.02)		—	(0.35)
2014 - C	10.12	0.26	(0.03)	0.23	(0.25)	(0.02)		—	(0.27)
2014 - Institutional	10.13	0.37	(0.03)	0.34	(0.36)	(0.02)		—	(0.38)
2014 - Investor(f)	10.13	0.36	(0.03)	0.33	(0.35)	(0.02)		—	(0.37)
2014 - R	10.12	0.31	(0.03)	0.28	(0.30)	(0.02)		—	(0.32)
2013 - A	9.91	0.37	0.20	0.57	(0.36)	—		(0.01)	(0.37)
2013 - C	9.90	0.29	0.23	0.52	(0.29)	—		(0.01)	(0.30)
2013 - Institutional	9.91	0.40	0.23	0.63	(0.40)	—		(0.01)	(0.41)
2013 - Investor(f)	9.91	0.40	0.22	0.62	(0.39)	—		(0.01)	(0.40)
2013 - R	9.91	0.35	0.21	0.56	(0.34)	—		(0.01)	(0.35)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.69	1.49%	$4,549	0.94	%(d)	0.96	%(d)	3.83	%(d)	14%
9.69	1.11	2,447	1.69	(d)	1.70	(d)	3.07	(d)	14
9.70	1.76	4,223,687	0.60	(d)	0.61	(d)	4.15	(d)	14
9.70	1.61	3,445	0.68	(d)	0.70	(d)	4.05	(d)	14
9.69	1.37	12	1.16	(d)	1.18	(d)	3.58	(d)	14

9.72	6.87	7,030	0.95		0.96		3.83		55
9.72	6.07	2,610	1.70		1.71		3.06		55
9.73	7.12	3,896,724	0.61		0.62		4.16		55
9.73	7.02	4,125	0.70		0.71		4.00		55
9.73	6.61	12	1.19		1.20		3.59		55
9.46	(0.89)	6,668	0.95		0.96		3.80		42
9.46	(1.63)	1,760	1.70		1.72		3.09		42
9.47	(0.55)	3,217,752	0.61		0.63		4.17		42
9.48	(0.64)	1,237	0.70		0.72		4.10		42
9.46	(1.13)	11	1.19		1.20		3.60		42
9.92	2.01	6,193	0.94		0.95		3.38		55
9.92	1.15	1,936	1.69		1.70		2.71		55
9.93	2.26	4,087,016	0.60		0.61		3.81		55
9.94	2.27	811	0.70		0.71		3.72		55
9.92	1.67	11	1.16		1.17		3.23		55
10.07	3.09	24,741	0.96		0.97		3.28		44
10.08	2.33	2,465	1.72		1.73		2.58		44
10.09	3.45	4,171,873	0.63		0.63		3.65		44
10.09	3.36	1,631	0.72		0.73		3.59		44
10.08	2.83	11	1.21		1.22		3.08		44
10.11	5.89	8,367	1.04		1.04		3.69		72
10.12	5.31	1,648	1.79		1.79		2.93		72
10.13	6.47	1,710,411	0.70		0.70		3.99		72
10.13	6.36	4,116	0.80		0.80		4.00		72
10.12	5.73	11	1.28		1.29		3.47		72

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

			From Investment Operations				Distributions to shareholders
	Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
	FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A		$9.06	$0.13		$0.21	$0.34	$(0.13)	$—	$(0.13)
2017 - Institutional		9.06	0.15		0.21	0.36	(0.15)	—	(0.15)
	2017 - Separate Account Institutional	9.07	0.15		0.21	0.36	(0.15)	—	(0.15)
2017 - Investor(e)		9.07	0.14		0.21	0.35	(0.14)	—	(0.14)
	2017 - R6	9.07	0.15		0.21	0.36	(0.15)	—	(0.15)

	FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A		9.08	0.27		(0.02)	0.25	(0.27)	—	(0.27)
2017 - Institutional		9.08	0.30	(e)	(0.02)	0.28	(0.30)	—	(0.30)
	2017 - Separate Account Institutional	9.09	0.30	(e)	(0.02)	0.28	(0.30)	—	(0.30)
2017 - Investor(e)		9.09	0.29		(0.02)	0.27	(0.29)	—	(0.29)
2017 - R6		9.08	0.30		(0.01)	0.29	(0.30)	—	(0.30)
2016 - A		9.47	0.30		(0.36)	(0.06)	(0.29)	(0.04)	(0.33)
2016 - Institutional		9.48	0.33		(0.37)	(0.04)	(0.32)	(0.04)	(0.36)
	2016 - Separate Account Institutional	9.48	0.33		(0.36)	(0.03)	(0.32)	(0.04)	(0.36)
2016 - Investor(e)		9.48	0.32		(0.35)	(0.03)	(0.32)	(0.04)	(0.36)
2016 - R6 (Commenced July 31, 2015)		9.13	0.22		(0.02)	0.20	(0.21)	(0.04)	(0.25)
2015 - A		9.39	0.29		0.26	0.55	(0.29)	(0.18)	(0.47)
2015 - Institutional		9.39	0.32		0.27	0.59	(0.32)	(0.18)	(0.50)
	2015 - Separate Account Institutional	9.39	0.32		0.27	0.59	(0.32)	(0.18)	(0.50)
2015 - Investor(e)		9.39	0.31		0.27	0.58	(0.31)	(0.18)	(0.49)
2014 - A		9.71	0.30		(0.18)	0.12	(0.30)	(0.14)	(0.44)
2014 - Institutional		9.71	0.34		(0.18)	0.16	(0.34)	(0.14)	(0.48)
	2014 - Separate Account Institutional	9.71	0.33		(0.17)	0.16	(0.34)	(0.14)	(0.48)
2014 - Investor(e)		9.71	0.32		(0.17)	0.15	(0.33)	(0.14)	(0.47)
2013 - A		9.53	0.31		0.51	0.82	(0.31)	(0.33)	(0.64)
2013 - Institutional		9.53	0.34		0.52	0.86	(0.35)	(0.33)	(0.68)
	2013 - Separate Account Institutional	9.53	0.34		0.52	0.86	(0.35)	(0.33)	(0.68)
2013 - Investor(e)		9.53	0.34		0.51	0.85	(0.34)	(0.33)	(0.67)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.27	3.80%	$11,116	0.72	%(d)	0.85	%(d)	2.86	%(d)	33%
9.27	3.98	169,772	0.38	(d)	0.50	(d)	3.18	(d)	33
9.28	3.98	226,852	0.38	(d)	0.50	(d)	3.18	(d)	33
9.28	3.93	4,291	0.47	(d)	0.59	(d)	3.09	(d)	33
9.28	3.98	17	0.37	(d)	0.49	(d)	3.19	(d)	33

9.06	2.75	32,514	0.72		0.87		2.93		63
9.06	3.10	142,218	0.38		0.53		3.28		63
9.07	3.10	249,971	0.38		0.53		3.28		63
9.07	3.01	4,062	0.47		0.61		3.18		63
9.07	3.23	12	0.38		0.51		3.28		63
9.08	(0.53)	28,037	0.72		0.86		3.28		79
9.08	(0.29)	156,202	0.38		0.52		3.62		79
9.09	(0.18)	239,713	0.38		0.52		3.62		79
9.09	(0.27)	1,080	0.47		0.61		3.53		79
9.08	2.28	10	0.38	(d)	0.53	(d)	3.61	(d)	79
9.47	5.94	29,522	0.72		0.86		3.07		84
9.48	6.41	177,283	0.38		0.52		3.41		84
9.48	6.41	259,668	0.38		0.52		3.40		84
9.48	6.32	1,075	0.47		0.61		3.31		84
9.39	1.41	24,839	0.72		0.85		3.22		86
9.39	1.76	165,755	0.38		0.51		3.57		86
9.39	1.76	286,845	0.38		0.51		3.56		86
9.39	1.66	552	0.47		0.60		3.37		86
9.71	8.73	30,216	0.71		0.84		3.17		162
9.71	9.09	274,095	0.37		0.50		3.51		162
9.71	9.09	289,032	0.37		0.50		3.51		162
9.71	8.99	723	0.47		0.59		3.46		162

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$6.38	$0.17	$0.30	$0.47	$(0.19)	$—	$—	$(0.19)
2017 - C	6.38	0.15	0.29	0.44	(0.17)	—	—	(0.17)
2017 - Institutional	6.37	0.18	0.29	0.47	(0.20)	—	—	(0.20)
2017 - Investor(e)	6.37	0.18	0.29	0.47	(0.20)	—	—	(0.20)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	6.36	0.33	0.04	0.37	—	—	(0.35)	(0.35)
2017 - C	6.37	0.27	0.04	0.31	—	—	(0.30)	(0.30)
2017 - Institutional	6.36	0.34	0.04	0.38	—	—	(0.37)	(0.37)
2017 - Investor(e)	6.35	0.33	0.06	0.39	—	—	(0.37)	(0.37)
2016 - A	6.96	0.34	(0.60)	(0.26)	—	—	(0.34)	(0.34)
2016 - C	6.98	0.29	(0.61)	(0.32)	—	—	(0.29)	(0.29)
2016 - Institutional	6.97	0.37	(0.62)	(0.25)	—	—	(0.36)	(0.36)
2016 - Investor(e)	6.96	0.34	(0.59)	(0.25)	—	—	(0.36)	(0.36)
2015 - A	8.43	0.37	(1.41)	(1.04)	—	—	(0.43)	(0.43)
2015 - C	8.44	0.33	(1.42)	(1.09)	—	—	(0.37)	(0.37)
2015 - Institutional	8.43	0.41	(1.41)	(1.00)	—	—	(0.46)	(0.46)
2015 - Investor(e)	8.43	0.41	(1.43)	(1.02)	—	—	(0.45)	(0.45)
2014 - A	9.71	0.40	(1.27)	(0.87)	(0.03)	(0.13)	(0.25)	(0.41)
2014 - C	9.72	0.34	(1.28)	(0.94)	—	(0.13)	(0.21)	(0.34)
2014 - Institutional	9.71	0.43	(1.27)	(0.84)	(0.06)	(0.13)	(0.25)	(0.44)
2014 - Investor(e)	9.71	0.42	(1.27)	(0.85)	(0.05)	(0.13)	(0.25)	(0.43)
2013 - A	9.38	0.45	0.38	0.83	(0.46)	(0.04)	—	(0.50)
2013 - C	9.40	0.38	0.37	0.75	(0.39)	(0.04)	—	(0.43)
2013 - Institutional	9.38	0.48	0.38	0.86	(0.49)	(0.04)	—	(0.53)
2013 - Investor(e)	9.38	0.47	0.38	0.85	(0.48)	(0.04)	—	(0.52)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$6.66	7.27%	$6,876	1.22	%(d)	1.52	%(d)	5.25	%(d)	47%
6.65	6.88	6,136	1.97	(d)	2.26	(d)	4.56	(d)	47
6.64	7.45	263,924	0.92	(d)	1.17	(d)	5.58	(d)	47
6.64	7.42	6,807	0.97	(d)	1.26	(d)	5.57	(d)	47

6.38	6.21	11,295	1.24		1.48		5.17		111
6.38	5.08	6,202	1.98		2.21		4.27		111
6.37	6.20	332,212	0.91		1.12		5.35		111
6.37	6.30	5,489	0.98		1.21		5.28		111
6.36	(3.54)	140,623	1.25		1.40		5.31		100
6.37	(4.38)	6,574	2.00		2.15		4.58		100
6.36	(3.35)	403,203	0.91		1.06		5.67		100
6.35	(3.45)	9,741	0.99		1.14		5.55		100
6.96	(12.92)	140,301	1.25		1.36		4.76		145
6.98	(13.43)	9,734	2.01		2.14		4.04		145
6.97	(12.50)	1,234,553	0.92		1.05		5.11		145
6.96	(12.70)	3,386	1.01		1.14		5.06		145
8.43	(9.01)	96,925	1.25		1.36		4.55		146
8.44	(9.68)	17,641	2.01		2.12		3.80		146
8.43	(8.70)	1,797,975	0.92		1.02		4.88		146
8.43	(8.78)	7,518	1.01		1.11		4.73		146
9.71	9.07	190,480	1.26		1.38		4.78		115
9.72	8.14	32,071	2.00		2.13		3.98		115
9.71	9.46	3,252,343	0.91		1.04		5.05		115
9.71	9.34	20,878	1.00		1.12		4.91		115

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2017 - A	$10.45	$0.07	$0.07	$0.14	$(0.12)	$—	$—		$(0.12)
2017 - Institutional	10.47	0.09	0.07	0.16	(0.14)	—	—		(0.14)
2017 - Separate Account Institutional	10.45	0.09	0.07	0.16	(0.14)	—	—		(0.14)
2017 - Investor(f)	10.47	0.09	0.06	0.15	(0.13)	—	—		(0.13)
2017 - R6	10.48	0.09	0.07	0.16	(0.14)	—	—		(0.14)

FOR THE FISCAL YEARS ENDED MARCH 31,
2017 - A	10.68	0.12	(0.11)	0.01	(0.24)	—	—		(0.24)
2017 - Institutional	10.71	0.15	(0.11)	0.04	(0.28)	—	—		(0.28)
2017 - Separate Account Institutional	10.69	0.15	(0.11)	0.04	(0.28)	—	—		(0.28)
2017 - Investor(f)	10.71	0.13	(0.10)	0.03	(0.27)	—	—		(0.27)
2017 - R6	10.71	0.19	(0.14)	0.05	(0.28)	—	—		(0.28)
2016 - A	10.74	0.17	0.03	0.20	(0.26)	—	—	(e)	(0.26)
2016 - Institutional	10.77	0.20	0.04	0.24	(0.30)	—	—	(e)	(0.30)
2016 - Separate Account Institutional	10.75	0.20	0.04	0.24	(0.30)	—	—	(e)	(0.30)
2016 - Investor(f)	10.77	0.17	0.06	0.23	(0.29)	—	—	(e)	(0.29)
2016 - R6 (Commenced July 31, 2015)	10.67	0.13	0.11	0.24	(0.20)	—	—	(e)	(0.20)
2015 - A	10.45	0.17	0.35	0.52	(0.23)	—	—		(0.23)
2015 - Institutional	10.47	0.19	0.38	0.57	(0.27)	—	—		(0.27)
2015 - Separate Account Institutional	10.45	0.20	0.37	0.57	(0.27)	—	—		(0.27)
2015 - Investor(f)	10.48	0.18	0.37	0.55	(0.26)	—	—		(0.26)
2014 - A	10.60	0.13	(0.06)	0.07	(0.22)	—	—		(0.22)
2014 - Institutional	10.62	0.18	(0.08)	0.10	(0.25)	—	—		(0.25)
2014 - Separate Account Institutional	10.60	0.16	(0.06)	0.10	(0.25)	—	—		(0.25)
2014 - Investor(f)	10.63	0.20	(0.11)	0.09	(0.24)	—	—		(0.24)
2013 - A	10.58	0.12	0.31	0.43	(0.22)	(0.19)	—		(0.41)
2013 - Institutional	10.60	0.16	0.30	0.46	(0.25)	(0.19)	—		(0.44)
2013 - Separate Account Institutional	10.58	0.16	0.30	0.46	(0.25)	(0.19)	—		(0.44)
2013 - Investor(f)	10.60	0.17	0.31	0.48	(0.26)	(0.19)	—		(0.45)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Effective before the opening of business on August 15, 2017, Class IR Shares were designated as Investor Shares.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.47	1.33%	$49,646	0.77	%(d)	0.87	%(d)	1.42	%(d)	753%
10.49	1.50	65,402	0.43	(d)	0.53	(d)	1.77	(d)	753
10.47	1.50	216,356	0.43	(d)	0.53	(d)	1.77	(d)	753
10.49	1.46	150,352	0.52	(d)	0.62	(d)	1.68	(d)	753
10.50	1.51	3,965	0.41	(d)	0.51	(d)	1.78	(d)	753

10.45	0.10	47,235	0.77		0.93		1.10		863
10.47	0.35	63,035	0.43		0.59		1.45		863
10.45	0.35	217,648	0.43		0.59		1.45		863
10.47	0.25	143,018	0.50		0.62		1.26		863
10.48	0.46	2,606	0.41		0.53		1.79		863
10.68	1.89	36,465	0.75		0.96		1.58		956
10.71	2.23	60,513	0.41		0.62		1.89		956
10.69	2.23	210,773	0.41		0.62		1.91		956
10.71	2.14	6,582	0.51		0.71		1.63		956
10.71	2.24	10	0.44	(d)	0.64	(d)	1.77	(d)	956
10.74	5.01	31,690	0.71		0.95		1.60		1,367
10.77	5.46	45,891	0.37		0.62		1.82		1,367
10.75	5.46	195,609	0.37		0.63		1.86		1,367
10.77	5.26	1,768	0.46		0.71		1.68		1,367
10.45	0.64	3,850	0.72		0.96		1.22		1,399
10.47	0.99	11,692	0.38		0.63		1.71		1,399
10.45	0.98	211,306	0.38		0.62		1.58		1,399
10.48	0.88	16	0.49		0.73		1.91		1,399
10.60	4.07	4,488	0.71		0.91		1.13		1,617
10.62	4.42	13,664	0.37		0.56		1.47		1,617
10.60	4.42	295,322	0.37		0.56		1.49		1,617
10.63	4.61	1	0.30		0.49		1.57		1,617

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2017 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Emerging Markets Debt	A, C, Institutional, Investor and R	Non-diversified
Emerging Markets Debt	A, C, Institutional, Investor and R6	Non-diversified
High Yield	A, C, Institutional, Service, Investor, R and R6	Diversified
High Yield Floating Rate	A, C, Institutional, Investor and R	Diversified
Local Emerging Markets Debt	A, C, Institutional and Investor	Non-diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, Investor, Separate Account Institutional and R6	Diversified

Class A Shares of the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Class Investor, Class R and Class R6 Shares are not subject to a sales charge. Previously, Investor Shares were known as Class IR Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (formerly Goldman, Sachs & Co.) (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

150

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Dynamic Emerging Markets Debt, Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income dividends, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to

151

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in

152

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

The Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of a Master Repurchase Agreement. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer.

If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that a Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2017:

DYNAMIC EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$12,655,515	$—
Corporate Obligations	—	7,570,258	—
Structured Notes	—	1,538,641	—
Municipal Debt Obligations	—	151,906	—
Common Stock and/or Other Equity Investments(b)
Asia	2,679	—	—
Investment Company	624,792	—	—
Total	$627,471	$21,916,320	$—

Derivative Type
Assets
Options Purchased	$1,938	$—	$—
Forward Foreign Currency Exchange Contracts(a)	—	177,633	—
Futures Contracts(a)	5,478	—	—
Interest Rate Swap Contracts(a)	—	87,893	—
Credit Default Swap Contracts(a)	—	9,840	—
Total	$7,416	$275,366	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(343,941)	$—
Futures Contracts	(18,358)	—	—
Interest Rate Swap Contracts	—	(20,220)	—
Credit Default Swap Contracts	—	(103,014)	—
Total	$(18,358)	$(467,175)	$—

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,522,508,294	$—
Corporate Obligations	—	565,240,109	—
Structured Notes	—	21,868,385	—
Municipal Debt Obligations	—	10,907,353	—
U.S. Treasury Obligations	39,416,057	—	—
Investment Company	61,042,705	—	—
Total	$100,458,762	$2,120,524,141	$—
Liabilities
Reverse Repurchase Agreements	$—	$(3,240,000)	$—

Derivative Type
Assets
Options Purchased	$206,537	$—	$—
Forward Foreign Currency Exchange Contracts(a)	—	9,148,106	—
Futures Contracts(a)	370,589	—	—
Interest Rate Swap Contracts(a)	—	2,105,073	—
Credit Default Swap Contracts(a)	—	523,560	—
Total	$577,126	$11,776,739	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(12,377,866)	$—
Futures Contracts	(3,775,937)	—	—
Interest Rate Swap Contracts	—	(1,592,844)	—
Credit Default Swap Contracts	—	(8,041,063)	—
Total	$(3,775,937)	$(22,011,773)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$3,103,654,480	$—
Bank Loans	—	89,575,552	23,853,282
Common Stock and/or Other Equity Investments(b)
North America	4,103,083	43,102,547	—
Exchange Traded Fund	50,054,970	—	—
Investment Company	146,952,453	—	—
Total	$201,110,506	$3,236,332,579	$23,853,282

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD (continued)

Investment Type	Level 1	Level 2	Level 3
Liabilities
Reverse Repurchase Agreements	$—	$(76,401,960)	$—

Derivative Type
Assets
Options Purchased	$155,387	$—	$—
Forward Foreign Currency Exchange Contracts(a)	—	66,554	—
Futures Contracts(a)	1,715,018	—	—
Total	$1,870,405	$66,554	$—
Liabilities(a)
Futures Contracts	$(516,957)	$—	$—
Credit Default Swap Contracts	—	(495,639)	—
Total	$(516,957)	$(495,639)	$—

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$3,309,028,390	$71,895,610
Corporate Obligations	—	551,112,232	—
Asset-Backed Securities	—	34,093,380	—
Unfunded Loan Commitments	—	—	6,317
Common Stock and/or Other Equity Investments(b)
North America	—	12,607,475	—
Exchange Traded Fund	31,623,564	—	—
Investment Company	286,416,883	—	—
Total	$318,040,447	$3,906,841,477	$71,901,927

Liabilities
Reverse Repurchase Agreements	$—	$(6,447,663)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$67,973	$—
Futures Contracts	1,562,865	—	—
Interest Rate Swap Contracts	—	366,847	—
Total Return Swap Contracts	—	100,493	—
Total	$1,562,865	$535,313	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(521,459)	$—

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The following is a reconciliation of Level 3 investments for the period ended September 30, 2017:

Bank Loans
Beginning Balance as of April 1, 2017	$120,508,791
Realized gain (loss)	2,554
Net change in unrealized gain (loss) relating to instruments still held at reporting date	(1,178,964)
Purchases	11,394,457
Sales	(914,677)
Amortization	309,559
Transfers into Level 3	7,656,188
Transfers out of Level 3	(65,314,072)
Ending Balance as of September 30, 2017	$72,463,836

Transfers of the above investments into or out of Level 3 can be attributed to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those investments.

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$381,855,221	$—
Foreign Debt Obligations	—	9,651,610	—
Municipal Debt Obligations	—	12,667,607	—
U.S. Treasury Obligations	1,714,866	—	—
Total	$1,714,866	$404,174,438	$—

Derivative Type
Assets
Options Purchased	$18,600	$—	$—
Forward Foreign Currency Exchange Contracts(a)	—	27	—
Futures Contracts(a)	291,229	—	—
Interest Rate Swap Contracts(a)	—	13,920	—
Credit Default Swap Contracts(a)	—	39,731	—
Total	$309,829	$53,678	$—
Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(8,909)	$—
Futures Contracts	(515,975)	—	—
Interest Rate Swap Contracts	—	(18,627)	—
Total	$(515,975)	$(27,536)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$209,003,050	$—
Corporate Obligations	—	11,250,942	—
Structured Notes	—	30,771,700	—
Municipal Debt Obligations	—	1,024,177	—
U.S. Treasury Obligations	573,990	—	—
Investment Company	13,869,144	—	—
Total	$14,443,134	$252,049,869	$—

Derivative Type
Assets
Options Purchased	$—	$23,638	$—
Forward Foreign Currency Exchange Contracts(a)	—	2,584,077	—
Futures Contracts(a)	345,421	—	—
Interest Rate Swap Contracts(a)	—	2,711,715	—
Total	$345,421	$5,319,430	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(4,729,264)	$—
Futures Contracts	(230,454)	—	—
Interest Rate Swap Contracts	—	(4,591,832)	—
Credit Default Swap Contracts	—	(1,274,115)	—
Total	$(230,454)	$(10,595,211)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$460,749,220	$—
Asset-Backed Securities	—	53,617,822	—
Municipal Debt Obligation	—	1,124,861	—
U.S. Treasury Obligations	6,398,380	—	—
Investment Company	123,356,139	—	—
Total	$129,754,519	$515,491,903	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(18,953,438)	$—

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$21,700	$861,105	$—
Futures Contracts(a)	156,593	—	—
Interest Rate Swap Contracts(a)	—	15,818	—
Total	$178,293	$876,923	$—
Liabilities(a)
Futures Contracts	$(619,210)	$—	$—
Interest Rate Swap Contracts	—	(22,110)	—
Credit Default Swap Contracts	—	(180,793)	—
Total	$(619,210)	$(202,903)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2017. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures and swap contracts	$95,309	(a)	Payable for unrealized loss on swap contracts	$(38,578)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	9,840		Payable for unrealized loss on swap contracts	(103,014)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	177,633		Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts	(343,941)
Total		$282,782			$(485,533)

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4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures and swap contracts	$3,205,760	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures and swap contracts	$(13,409,844)	(a)
Currency	Receivable for unrealized gain on swap contracts; Receivable for unrealized gain on forward foreign currency exchange contracts	9,148,106		Payable for unrealized loss on swap contracts; Payable for unrealized loss on forward foreign currency exchange contracts	(12,377,866)
Total		$12,353,866			$(25,787,710)

High Yield
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased options, at value	$1,870,405		Variation margin on futures contracts	$(516,957)	(a)
Credit	—	—		Payable for unrealized loss on swap contracts	(495,639)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	66,554		Payable for unrealized loss on forward foreign currency exchange contracts	—
Total		$1,936,959			$(1,012,596)

High Yield Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures and swap contracts, Purchased options, at value	$1,948,312	(a)	—	$—
Credit	—			Variation margin on swap contracts	$(521,459)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	67,973		—	—
Equity	Receivable for unrealized gain on swap contracts	100,493		—	—
Total		$2,116,778			$(521,459)

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$309,829	(a)	Variation margin on futures and swap contracts	$(515,976)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	27		Payable for unrealized loss on forward foreign currency exchange contracts	(8,909)
Total		$309,856			$(524,885)

Local Emerging Markets Debt
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts	$2,649,367	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts	$(5,087,465)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	—		Payable for unrealized loss on swap contracts	(1,846,510)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	7,704,800		Payable for unrealized loss on swap contracts and; Payable for unrealized loss on forward foreign currency exchange contracts	(13,910,874)
Total		$10,354,167			$(20,844,849)

U.S. Mortgages
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts	$1,055,216	(a)	Payable for unrealized loss on swap contracts	$(641,320)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(180,793)
Total		$1,055,216			$(822,113)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of September 30, 2017 is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $122,654, $9,633,807, $638,111, $5,441,886 and $180,793, for Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield Floating Rate, Local Emerging Markets Debt and U.S. Mortgages, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2017. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on purchased options, futures contracts and swap contracts	$79,804	$(9,044)	16
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(56,101)	14,533	71
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	435,290	(249,862)	417
Total		$458,993	$(244,373)	504

Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,857,649	$(4,523,842)	2,787
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,206,011)	(1,655,861)	131
Currency	Net realized gain (loss) from swap contracts, forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	(12,046,822)	(3,418,206)	376
Total		$(12,395,184)	$(9,597,909)	3,294

High Yield
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(4,076,945)	$1,344,020	2,573
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,825,033)	335,870	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(2,048,349)	283,557	2
Total		$(7,950,327)	$1,963,447	2,577

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(2,814,119)	$2,485,397	1,131
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(809,439)	(521,459)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,805,699)	154,937	3
Equity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(991,153)	616,421	5
Total		$(6,420,410)	$2,735,296	1,140

Investment Grade Credit
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$907,130	$(222,975)	767
Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(284,258)	(8,882)	8
Total		$622,872	$(231,857)	775

Local Emerging Markets Debt
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts, and swap contracts	$401,055	$672,948	570
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(7,797,204)	870,436	54
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	7,309,710	4,060,887	445
Total		$(86,439)	$5,604,271	1,069

166

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4. INVESTMENTS IN DERIVATIVES (continued)

U.S. Mortgages
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts/Net change in unrealized gain (loss) on futures contracts and purchased options	$1,270,299	$(581,661)	928
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(26,251)	(174,983)	1
Total		$1,244,048	$(756,644)	929

(a)	Average number of contracts is based on the average of month end balances for the fiscal year September 30, 2017.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2017:

Dynamic Emerging Markets Debt
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$11,031	$—	$11,031	$(6,186)	$—	$(6,186)	$4,845	$—	$4,845
Barclays Bank PLC	—	9,224	—	9,224	(3,937)	—	(3,937)	5,287	—	5,287
Citibank NA	—	616	—	616	(68,346)	—	(68,346)	(67,730)	—	(67,730)
Credit Suisse International (London)	—	—	—	—	(143)	—	(143)	(143)	—	(143)
Deutsche Bank AG	—	12,911	—	12,911	(8,365)	—	(8,365)	4,546	—	4,546
JPMorgan Securities, Inc.	—	—	—	—	(19,287)	—	(19,287)	(19,287)	—	(19,287)
Morgan Stanley & Co. International PLC	1,938	—	177,633	179,571	(16,390)	(343,941)	(360,331)	(180,760)	180,760	—
Total	$1,938	$33,782	$177,633	$213,353	$(122,654)	$(343,941)	$(466,595)	$(253,242)	$180,760	$(72,482)

Emerging Markets Debt
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$—	$—	$—	$(823,191)	$—	$(823,191)	$(823,191)	$440,240	$(382,591)
Barclays Bank PLC	—	175,881	—	175,881	(871,232)	—	(871,232)	(695,351)	695,351	—
Citibank NA	—	347,679	—	347,679	(3,274,425)	—	(3,274,425)	(2,926,746)	350,000	(2,576,746)
Deutsche Bank AG	—	—	—	—	(1,332,289)	—	(1,332,289)	(1,332,289)	1,332,289	—
JPMorgan Securities, Inc.	—	—	—	—	(1,221,706)	—	(1,221,706)	(1,221,706)	1,000,000	(221,706)
Morgan Stanley & Co. International PLC	206,537	511,212	9,148,106	9,865,855	(1,593,147)	(12,377,866)	(13,971,013)	(4,105,158)	4,105,158	—
UBS AG (London)	—	—	—	—	(442,591)	—	(442,591)	(442,591)	400,000	(42,591)
Total	$206,537	$1,034,772	$9,148,106	$10,389,415	$(9,558,581)	$(12,377,866)	$(21,936,447)	$(11,547,032)	$8,323,038	$(3,223,634)

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4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$272,547	$—	$272,547	$(117,856)	$—	$(117,856)	$154,691	$—	$154,691
Barclays Bank PLC	—	218,825	—	218,825	(146,196)	—	(146,196)	72,629	—	72,629
Citibank NA	—	435,200	—	435,200	(1,227,867)	—	(1,227,867)	(792,667)	—	(792,667)
Credit Suisse International (London)	—	—	—	—	(400,015)	—	(400,015)	(400,015)	360,000	(40,015)
Deutsche Bank AG	—	2,177	—	2,177	(2,744,137)	—	(2,744,137)	(2,741,960)	2,570,000	(171,960)
JPMorgan Securities, Inc.	—	471,839	—	471,839	(75,058)	—	(75,058)	396,781	(270,000)	126,781
Morgan Stanley & Co. International PLC	23,638	443,908	2,584,077	3,051,623	(724,109)	(4,729,264)	(5,453,373)	(2,401,750)	2,401,750	—
UBS AG (London)	—	—	—	—	(6,648)	—	(6,648)	(6,648)	—	(6,648)
Total	$23,638	$1,844,496	$2,584,077	$4,452,211	$(5,441,886)	$(4,729,264)	$(10,171,150)	$(5,718,939)	$5,061,750	$(657,189)

(1)	Gross amounts available for offset but not netted in the Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. For the six months ended September 30, 2017 , contractual and effective net management fees with GSAM were at the following rates:

Fund Name	Contractual Management Rate							Effective Net Management Rate^
	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Emerging Markets Debt Fund	0.80%	0.80%	0.72%	0.68%	0.67%	0.86	%*	0.80%
Emerging Markets Debt Fund	0.80	0.80	0.72	0.68	0.67	0.80		0.80
High Yield Fund	0.70	0.70	0.63	0.60	0.59	0.67		0.67
High Yield Floating Rate Fund	0.60	0.54	0.51	0.50	0.49	0.54		0.52
Investment Grade Credit Fund	0.34	0.31	0.29	0.28	0.28	0.38	*	0.34
Local Emerging Markets Debt Fund	0.80	0.80	0.72	0.68	0.67	0.87	*	0.80
U.S. Mortgages Fund	0.34	0.31	0.29	0.28	0.28	0.38	*	0.34

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	Effective July 28, 2017, GSAM reduced the contractual management fee across all breakpoints for Dynamic Emerging Markets Debt Fund, Investment Grade Credit Fund, Local Emerging Markets Debt Fund and U.S. Mortgages Fund. Prior to July 28, 2017, the Effective Rates were 0.90%, 0.40%, 0.90% and 0.40%, respectively.

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended September 30, 2017, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Dynamic Emerging Markets Debt	$760
Emerging Markets Debt	25,180
High Yield	143,505
High Yield Floating Rate	361,442
Investment Grade Credit	966
Local Emerging Markets Debt	12,296
U.S. Mortgages	66,989

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds.

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*	Service Shares
Distribution Plan	0.25%	0.75%	0.50%	—%
Service Plan	—	0.25	—	0.25

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum capon “service fees” imposed by the Financial Industry Regulatory Authority.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2017, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund	Class A
Dynamic Emerging Markets Debt	$5
Emerging Markets Debt	8,841
High Yield	7,446
High Yield Floating Rate	401
Investment Grade Credit	1,066
Local Emerging Markets Debt	579
U.S. Mortgages	35

During the six months ended September 30, 2017, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D.  Service and/or Shareholder Administration Plan — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% the average daily net assets attributable to Class C or Service Shares of the Funds, respectively and as applicable.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional, Separate Account Institutional and Service Shares. Prior to July 28, 2017, the annual rate for Class R6 Shares was 0.02%.

Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.04% of the average daily net assets attributable to Class A, Class C and Investor Shares of the Local Emerging Markets Debt Fund and 0.03% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the High Yield Fund through at least July 28, 2018. Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Dynamic Emerging Markets Debt, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, are 0.024%, 0.024%, 0.024%, 0.104%, 0.004%, 0.074% and 0.074%, respectively. These Other Expense limitations will remain in place through at least July 28, 2018, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2017, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund Name	Management Fee Waiver	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Dynamic Emerging Markets Debt	7,922	—	208,020	215,942
Emerging Markets Debt	25,180	—	88,261	113,441
High Yield	143,505	15,779	—	159,284
High Yield Floating Rate	361,442	—	—	361,442
Investment Grade Credit	81,551	—	161,402	242,953
Local Emerging Markets Debt	109,070	4,173	270,319	383,562
U.S. Mortgages	158,189	—	91,017	249,206

G.  Line of Credit Facility — As of September 30, 2017, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2017, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2017 , Goldman Sachs earned $38,716, $4,999 and $6,179, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Goldman Sachs Emerging Markets Debt, Investment Grade Credit, and Local Emerging Markets Debt Funds, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2017, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

	Purchases at cost	Proceeds from Sales	Net realized gain (loss)
High Yield	$—	$1,040,000	$40,000

As of September 30, 2017, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategies Portfolio	Goldman Sachs Growth and Income Portfolio	Goldman Sachs Satellite Strategies Portfolio
Local Emerging Markets Debt	5%	6%	11%

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of September 30, 2017 The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Investor, Class R and Class R6 Shares of the following funds:

Fund Name	Class C	Institutional	Investor	Class R	Class R6
Dynamic Emerging Markets Debt	7	12	13	96	—
High Yield Floating Rate	—	—	—	100	—
Investment Grade Credit	—	—	—	—	65

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended September 30, 2017:

Fund	Affiliated Underlying Fund	Beginning Value as of March 31, 2017	Purchases at cost	Proceeds from sales	Change in Unrealized Appreciation/ Depreciation)	Ending Value as of September 30, 2017	Shares as of September 30, 2017	Dividend Income from Affiliated Investment Companies
Dynamic Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	627,342	8,137,142	(8,139,692)	—	624,792	624,792	3,630
Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	7,523,665	670,690,605	(617,171,565)	—	61,042,705	61,042,705	125,303
High Yield	Goldman Sachs Financial Square Government Fund — Institutional Shares	70,091,823	842,279,871	(765,419,241)	—	146,952,453	146,952,453	620,517
	Goldman Sachs Treasury Access 0-1 Year ETF	25,007,500	25,009,976	—	37,494	50,054,970	499,800	103,987
High Yield Floating Rate	Goldman Sachs Financial Square Government Fund — Institutional Shares	534,169,308	593,095,209	(840,847,634)	—	286,416,883	286,416,883	1,652,111
	Goldman Sachs Treasury Access 0-1 Year ETF	17,514,953	14,083,253	—	25,358	31,623,564	315,762	70,197
Investment Grade Credit	Goldman Sachs Financial Square Government Fund — Institutional Shares	6,187,441	40,027,453	(46,214,894)	—	—	—	4,411
Local Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	6,602,954	166,539,155	(159,272,965)	—	13,869,144	13,869,144	61,826
U.S. Mortgages	Goldman Sachs Financial Square Government Fund — Institutional Shares	72,983,478	245,900,129	(195,527,468)	—	123,356,139	123,356,139	339,060

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2017, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Emerging Markets Debt	$2,670,059	$9,724,656	$2,670,193	$7,009,834
Emerging Markets Debt	256,599,169	916,452,883	273,205,767	567,371,349
High Yield	—	1,155,935,892	—	1,641,351,953
High Yield Floating Rate	—	1,021,396,503	—	548,499,527
Investment Grade Credit	11,258,219	124,286,516	16,273,539	142,844,570
Local Emerging Markets Debt	21,915,949	110,577,106	21,921,858	171,793,676
U.S. Mortgages	3,707,635,898	8,300,000	3,688,340,972	19,159,610

The table below summarizes the reverse repurchase agreement activity for the period ended September 30, 2017:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Emerging Markets Debt	$6,826,881	0.227%	183
High Yield	60,728,352	0.638%	183
High Yield Floating Rate	8,786,267	2.315%	122

The following table sets forth the Emerging Markets Debt, High Yield and High Yield Floating Rate Funds’ different types of investments pledged as collateral and the remaining contractual maturities of the reverse repurchase agreements as of September 30, 2017:

Emerging Markets Debt
	Remaining Contractual Maturity of the Agreements As of September 30, 2017
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Reverse Repurchase Agreements
Sovereign Debt Obligations	$—	$—	$—	$3,240,000	$3,240,000
Total Borrowings	$—	$—	$—	$3,240,000	$3,240,000
Gross amount of recognized liabilities for reverse repurchase agreements					$3,240,000

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6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

High Yield
	Remaining Contractual Maturity of the Agreements As of September 30, 2017
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Reverse Repurchase Agreements
Corporate Obligations	$—	$—	$—	$76,401,960	$76,401,960
Total Borrowings	$—	$—	$—	$76,401,960	$76,401,960
Gross amount of recognized liabilities for reverse repurchase agreements					$76,401,960

High Yield Floating Rate
	Remaining Contractual Maturity of the Agreements As of September 30, 2017
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Reverse Repurchase Agreements
Corporate Obligations	$—	$—	$—	$6,447,663	$6,447,663
Total Borrowings	$—	$—	$—	$6,447,663	$6,447,663
Gross amount of recognized liabilities for reverse repurchase agreements					$6,447,663

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2017, the Funds’ capital loss carryforwards and certain timing differences, on a tax basis were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Capital loss carryforwards:
Perpetual Short-Term	$—	$(8,366,346)	$(96,805,065)	$(31,451,966)	$(2,219,246)	$(99,873,395)	$(624,154)
Perpetual Long-Term	—	(19,772,239)	(249,534,619)	(56,520,913)	(2,558,184)	(34,960,880)	(860,066)
Total capital loss carryforwards	$—	$(28,138,585)	$(346,339,684)	$(87,972,879)	$(4,777,430)	$(134,834,275)	$(1,484,220)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral/Distribution Payable/Straddle Loss Deferral/Defaulted Bonds Tax Accrual)	$(1,095,533)	$(16,317,296)	$(1,672,120)	$(6,928,513)	$(863,398)	$(52,455,817)	$(5,239,609)

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

7. TAX INFORMATION (continued)

As of September 30, 2017, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Emerging Markets Debt	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$21,822,556	$2,173,006,462	$3,390,446,984	$4,386,965,813	$392,774,460	$272,347,512	$645,025,008
Gross unrealized gain	1,130,255	93,159,425	153,171,435	35,721,298	14,329,612	11,065,461	1,976,757
Gross unrealized loss	(409,019)	(45,182,984)	(82,322,053)	(125,341,351)	(1,214,768)	(16,919,970)	(1,755,343)
Net unrealized gains (losses)	$721,236	$47,976,441	$70,849,382	$(89,620,053)	$13,114,844	$(5,854,509)	$221,414

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts, differences to the tax treatment of inflation protected securities, swap transactions, material modification of debt securities, and foreign currency transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to

177

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

8. OTHER RISKS (continued)

investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — Each of the Dynamic Emerging Markets Debt Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

At a Board Meeting held on October 12th, the Board of Trustees approved a name change and repositioning of the Goldman Sachs Dynamic Emerging Markets Debt Fund. Effective December 26, 2017, the Fund will be renamed the Goldman Sachs Total Emerging Markets Income Fund and will change investment objectives. For additional information please refer to the prospectus supplement dated October 27, 2017.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

178

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows

	Dynamic Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	54,593	$474,431	26,020	$217,141
Reinvestment of distributions	1,119	9,746	1,491	12,411
Shares redeemed	(3,216)	(28,094)	(55,889)	(463,642)
	52,496	456,083	(28,378)	(234,090)
Class C Shares
Shares sold	570	5,000	13,404	108,301
Reinvestment of distributions	321	2,796	303	2,539
Shares redeemed	(2,064)	(17,904)	(751)	(6,159)
	(1,173)	(10,108)	12,956	104,681
Institutional Shares
Shares sold	288,719	2,506,236	1,219,685	10,260,246
Reinvestment of distributions	51,756	450,313	90,751	760,594
Shares redeemed	(317,028)	(2,731,899)	(3,506,501)	(29,418,694)
	23,447	224,650	(2,196,065)	(18,397,854)
Investor Shares
Shares sold	1,985	17,036	21,085	177,209
Reinvestment of distributions	539	4,693	525	4,374
Shares redeemed	(548)	(4,698)	(4,160)	(34,002)
	1,976	17,031	17,450	147,581
Class R Shares
Shares sold	123	1,067	—	—
Reinvestment of distributions	64	562	128	1,070
	187	1,629	128	1,070
NET INCREASE (DECREASE)	76,933	$689,285	(2,193,909)	$(18,378,612)

179

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,709,400	$35,017,858	7,846,256	$99,050,373
Reinvestment of distributions	173,871	2,251,647	459,953	5,820,133
Shares redeemed	(3,157,716)	(40,708,459)	(9,138,500)	(114,848,907)
	(274,445)	(3,438,954)	(832,291)	(9,978,401)
Class C Shares
Shares sold	363,712	4,687,246	834,776	10,637,203
Reinvestment of distributions	47,970	620,921	80,259	1,015,032
Shares redeemed	(357,113)	(4,613,212)	(610,940)	(7,755,798)
	54,569	694,955	304,095	3,896,437
Institutional Shares
Shares sold	40,438,702	523,163,377	94,600,959	1,205,005,663
Reinvestment of distributions	2,988,476	38,754,631	4,069,507	51,594,642
Shares redeemed	(18,918,667)	(245,122,786)	(41,707,693)	(524,645,193)
	24,508,511	316,795,222	56,962,773	731,955,112
Investor Shares
Shares sold	4,547,140	58,932,480	6,677,308	84,538,542
Reinvestment of distributions	211,758	2,746,575	141,929	1,797,732
Shares redeemed	(1,049,690)	(13,589,997)	(1,484,524)	(18,717,551)
	3,709,208	48,089,058	5,334,713	67,618,723
Class R6 Shares
Shares sold	820,265	10,692,373	2,242,161	27,736,891
Reinvestment of distributions	60,574	785,375	34,207	431,205
Shares redeemed	(129,238)	(1,677,368)	(69,360)	(878,073)
	751,601	9,800,380	2,207,008	27,290,023
NET INCREASE	28,749,444	$371,940,661	63,976,298	$820,781,894

180

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,610,790	$10,614,324	19,592,458	$126,612,863
Reinvestment of distributions	810,344	5,344,318	2,625,392	16,790,902
Shares redeemed	(6,762,656)	(44,588,556)	(43,363,372)	(279,308,089)
	(4,341,522)	(28,629,914)	(21,145,522)	(135,904,324)
Class C Shares
Shares sold	200,461	1,320,830	585,248	3,725,250
Reinvestment of distributions	122,036	805,030	301,739	1,931,627
Shares redeemed	(1,318,260)	(8,695,462)	(2,450,930)	(15,700,076)
	(995,763)	(6,569,602)	(1,563,943)	(10,043,199)
Institutional Shares
Shares sold	35,909,529	237,129,550	154,525,466	995,265,563
Reinvestment of distributions	12,039,034	79,556,692	26,691,708	171,283,408
Shares redeemed	(89,623,315)	(590,883,332)	(196,884,291)	(1,252,351,895)
	(41,674,752)	(274,197,090)	(15,667,117)	(85,802,924)
Service Shares
Shares sold	119,957	788,349	304,748	1,944,152
Reinvestment of distributions	42,567	280,303	88,607	566,754
Shares redeemed	(151,950)	(998,823)	(995,699)	(6,339,304)
	10,574	69,829	(602,344)	(3,828,398)
Investor Shares
Shares sold	427,183	2,816,613	4,267,504	27,990,353
Reinvestment of distributions	130,764	863,696	113,613	733,724
Shares redeemed	(766,509)	(5,053,717)	(833,891)	(5,374,048)
	(208,562)	(1,373,408)	3,547,226	23,350,029
Class R Shares
Shares sold	185,891	1,223,071	357,387	2,279,552
Reinvestment of distributions	52,455	345,499	116,933	747,506
Shares redeemed	(248,562)	(1,634,434)	(758,033)	(4,820,355)
	(10,216)	(65,864)	(283,713)	(1,793,297)
Class R6 Shares
Shares sold	401,767	2,773,150	8,023,489	52,075,156
Reinvestment of distributions	296,343	1,963,909	1,519,576	9,770,132
Shares redeemed	(31,311,590)	(208,147,625)	(5,785,080)	(37,092,290)
	(30,613,480)	(203,410,566)	3,757,985	24,752,998
NET DECREASE	(77,833,721)	$(514,176,615)	(31,957,428)	$(189,269,115)

181

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Floating Rate Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,682	$240,100	387,742	$3,746,360
Reinvestment of distributions	9,452	91,859	27,737	268,757
Shares redeemed	(287,779)	(2,799,058)	(397,228)	(3,860,254)
	(253,645)	(2,467,099)	18,251	154,863
Class C Shares
Shares sold	24,674	239,994	107,350	1,043,553
Reinvestment of distributions	4,029	39,145	6,629	64,270
Shares redeemed	(44,658)	(434,063)	(31,505)	(305,452)
	(15,955)	(154,924)	82,474	802,371
Institutional Shares
Shares sold	63,338,269	616,465,417	133,635,635	1,297,544,491
Reinvestment of distributions	8,735,079	84,960,198	14,394,178	139,616,112
Shares redeemed	(36,989,850)	(359,802,356)	(87,415,863)	(844,999,783)
	35,083,498	341,623,259	60,613,950	592,160,820
Investor Shares
Shares sold	103,665	1,006,700	664,704	6,459,064
Reinvestment of distributions	8,147	79,253	7,127	69,235
Shares redeemed	(180,438)	(1,752,928)	(378,620)	(3,680,874)
	(68,626)	(666,975)	293,211	2,847,425
Class R Shares
Reinvestment of distributions	21	212	45	417
	21	212	45	417
NET INCREASE	34,745,293	$338,334,473	61,007,931	$595,965,896

182

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	618,377	$5,708,483	1,683,527	$15,296,601
Reinvestment of distributions	38,555	355,174	94,744	869,976
Shares redeemed	(3,046,468)	(28,156,078)	(1,277,225)	(11,636,432)
	(2,389,536)	(22,092,421)	501,046	4,530,145
Institutional Shares
Shares sold	4,289,877	39,655,366	3,982,845	36,548,888
Reinvestment of distributions	261,720	2,416,879	510,257	4,688,942
Shares redeemed	(1,933,749)	(17,767,746)	(6,000,626)	(55,253,448)
	2,617,848	24,304,499	(1,507,524)	(14,015,618)
Investor Shares
Shares sold	71,309	660,574	377,992	3,437,534
Reinvestment of distributions	6,877	63,504	6,402	58,731
Shares redeemed	(63,505)	(584,998)	(55,260)	(502,134)
	14,681	139,080	329,134	2,994,131
Separate Account Institutional Shares
Shares sold	1,459,322	13,407,556	4,628,455	42,213,095
Reinvestment of distributions	376,157	3,472,403	757,873	6,964,260
Shares redeemed	(4,948,843)	(45,579,953)	(4,201,057)	(38,614,253)
	(3,113,364)	(28,699,994)	1,185,271	10,563,102
Class R6 Shares
Shares sold	489	4,534	143	1,320
Reinvestment of distributions	22	203	40	364
	511	4,737	183	1,684
NET INCREASE (DECREASE)	(2,869,860)	$(26,344,099)	508,110	$4,073,444

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Notes to Financial Statements (continued)

September 30, 2017 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	136,399	$882,012	4,173,203	$26,246,105
Reinvestment of distributions	37,015	242,509	930,467	5,874,622
Shares redeemed	(910,410)	(5,907,218)	(25,454,242)	(158,705,973)
	(736,996)	(4,782,697)	(20,350,572)	(126,585,246)
Class C Shares
Shares sold	41,871	274,283	129,085	826,599
Reinvestment of distributions	22,263	146,117	44,439	280,743
Shares redeemed	(114,121)	(745,860)	(233,455)	(1,459,222)
	(49,987)	(325,460)	(59,931)	(351,880)
Institutional Shares
Shares sold	4,840,917	31,719,243	21,691,572	137,289,001
Reinvestment of distributions	1,256,276	8,224,184	3,374,511	21,301,355
Shares redeemed	(18,528,600)	(118,814,389)	(36,296,481)	(225,306,563)
	(12,431,407)	(78,870,962)	(11,230,398)	(66,716,207)
Investor Shares
Shares sold	314,485	2,052,212	2,072,286	12,985,981
Reinvestment of distributions	27,622	181,078	100,468	631,328
Shares redeemed	(179,399)	(1,167,802)	(2,844,694)	(17,714,143)
	162,708	1,065,488	(671,940)	(4,096,834)
NET DECREASE	(13,055,682)	$(82,913,631)	(32,312,841)	$(197,750,167)

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Mortgages Fund

	For the Six Months Ended September 30, 2017 (Unaudited)		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,342,388	$14,076,863	4,112,320	$43,843,373
Reinvestment of distributions	51,031	534,965	105,045	1,113,290
Shares redeemed	(1,173,095)	(12,288,132)	(3,108,178)	(32,895,090)
	220,324	2,323,696	1,109,187	12,061,573
Institutional Shares
Shares sold	877,127	9,219,741	3,109,654	33,073,791
Reinvestment of distributions	75,849	797,190	142,513	1,514,599
Shares redeemed	(740,686)	(7,784,336)	(2,882,373)	(30,654,642)
	212,290	2,232,595	369,794	3,933,748
Investor Shares
Shares sold	3,631,710	38,185,931	14,150,134	148,187,797
Reinvestment of distributions	164,097	1,724,718	63,316	667,471
Shares redeemed	(3,127,316)	(32,853,707)	(1,169,925)	(12,292,656)
	668,491	7,056,942	13,043,525	136,562,612
Separate Account Institutional Shares
Shares sold	1,465,019	15,360,187	4,129,317	43,703,206
Reinvestment of distributions	249,062	2,610,976	446,179	4,729,934
Shares redeemed	(1,883,145)	(19,766,149)	(3,467,155)	(36,585,579)
	(169,064)	(1,794,986)	1,108,341	11,847,561
Class R6 Shares
Shares sold	190,568	2,001,718	268,893	2,815,809
Reinvestment of distributions	4,386	46,099	620	6,504
Shares redeemed	(66,006)	(694,064)	(21,724)	(231,453)
	128,948	1,353,753	247,789	2,590,860
NET INCREASE	1,060,989	$11,172,000	15,878,636	$166,996,354

185

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2017 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Separate Account Institutional, Investor, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Separate Account Institutional, Investor, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017, which represents a period of 183 out of 365 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Emerging Markets Debt Fund				Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*
Class A
Actual	$1,000.00	$1,056.60		$6.29	$1,000.00	$1,046.50		$6.26	$1,000.00	$1,030.00		$5.34	$1,000.00	$1,014.90		$4.75
Hypothetical 5% return	1,000.00	1,018.95	+	6.17	1,000.00	1,018.95	+	6.17	1,000.00	1,019.80	+	5.32	1,000.00	1,020.36	+	4.76
Class C
Actual	1,000.00	1,053.80		10.14	1,000.00	1,042.60		10.04	1,000.00	1,026.30		9.14	1,000.00	1,011.10		8.52
Hypothetical 5% return	1,000.00	1,015.19	+	9.95	1,000.00	1,015.24	+	9.90	1,000.00	1,016.04	+	9.10	1,000.00	1,016.59	+	8.54
Institutional
Actual	1,000.00	1,059.50		4.54	1,000.00	1,048.20		4.47	1,000.00	1,031.90		3.72	1,000.00	1,017.60		3.03
Hypothetical 5% return	1,000.00	1,020.66	+	4.46	1,000.00	1,020.71	+	4.41	1,000.00	1,021.41	+	3.70	1,000.00	1,022.06	+	3.04
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,029.30		6.21	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,018.95	+	6.17	N/A	N/A		N/A
Investor
Actual	1,000.00	1,059.10		5.01	1,000.00	1,047.80		4.93	1,000.00	1,031.40		4.07	1,000.00	1,016.10		3.44
Hypothetical 5% return	1,000.00	1,020.20	+	4.91	1,000.00	1,020.25	+	4.86	1,000.00	1,021.06	+	4.05	1,000.00	1,021.66	+	3.45
Class R
Actual	1,000.00	1,056.30		7.58	N/A	N/A		N/A	1,000.00	1,028.90		6.61	1,000.00	1,013.70		5.86
Hypothetical 5% return	1,000.00	1,017.70	+	7.44	N/A	N/A		N/A	1,000.00	1,018.55	+	6.58	1,000.00	1,019.25	+	5.87
Class R6
Actual	N/A	N/A		N/A	1,000.00	1,048.30		4.42	1,000.00	1,031.90		3.57	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.76	+	4.36	1,000.00	1,021.56	+	3.55	N/A	N/A		N/A

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Fund Expenses — Six Month Period Ended September 30, 2017 (Unaudited) (continued)

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*	Beginning Account Value 4/1/17	Ending Account Value 9/30/17		Expenses Paid for the 6 months ended 9/30/17*
Class A
Actual	$1,000.00	$1,038.00		$3.68	$1,000.00	$1,072.70		$6.34	$1,000.00	$1,013.30		$3.89
Hypothetical 5% return	1,000.00	1,021.46	+	3.65	1,000.00	1,018.95	+	6.17	1,000.00	1,021.21	+	3.90
Class C
Actual	N/A	N/A		N/A	1,000.00	1,068.80		10.22	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,015.19	+	9.95	N/A	N/A	+	N/A
Institutional
Actual	1,000.00	1,039.80		1.94	1,000.00	1,074.50		4.78	1,000.00	1,015.00		2.17
Hypothetical 5% return	1,000.00	1,023.16	+	1.93	1,000.00	1,020.46	+	4.66	1,000.00	1,022.91	+	2.18
Investor
Actual	1,000.00	1,039.30		2.40	1,000.00	1,074.20		5.04	1,000.00	1,014.60		2.63
Hypothetical 5% return	1,000.00	1,022.71	+	2.38	1,000.00	1,020.20	+	4.91	1,000.00	1,022.46	+	2.64
Separate Account Institutional
Actual	1,000.00	1,039.80		1.94	N/A	N/A		N/A	1,000.00	1,015.00		2.17
Hypothetical 5% return	1,000.00	1,023.16	+	1.93	N/A	N/A		N/A	1,000.00	1,022.91	+	2.18
Class R6
Actual	1,000.00	1,039.80		1.89	N/A	N/A		N/A	1,000.00	1,015.10		2.07
Hypothetical 5% return	1,000.00	1,023.21	+	1.88	N/A	N/A		N/A	1,000.00	1,023.01	+	2.08

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2017. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Separate Account Institutional	Investor	Class R	Class R6
Dynamic Emerging Markets Debt+	1.22%	1.97%	0.88%	N/A	N/A	0.97%	1.47%	N/A
Emerging Markets Debt+	1.22	1.96	0.87	N/A	N/A	0.96	N/A	0.86%
High Yield+	1.05	1.80	0.73	1.22%	N/A	0.80	1.30	0.73
High Yield Floating Rate+	0.94	1.69	0.60	N/A	N/A	0.68	1.16	N/A
Investment Grade Credit+	0.72	N/A	0.38	N/A	0.38%	0.47	N/A	0.37
Local Emerging Markets Debt+	1.22	1.97	0.92	N/A	N/A	0.97	N/A	N/A
U.S. Mortgages+	0.77	N/A	0.43	N/A	0.43	0.52	N/A	0.41

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2018 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2017 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and, (in the case of the High Yield and Local Emerging Markets Debt Funds), a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2016, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2017. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they

189

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the High Yield and Local Emerging Markets Debt Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Dynamic Emerging Markets Debt Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-year period and in the fourth quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-year period ended March 31, 2017. The Trustees noted that the Emerging Markets Debt Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one- and ten-year periods and underperformed for the three- and five-year periods ended March 31, 2017. The Trustees observed that the High Yield Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-, five-, and ten-year periods and in the third quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2017. They observed that the High Yield Floating Rate Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-year period and in the third quartile for the one- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2017. The Trustees noted that the Investment Grade Credit Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended March 31, 2017. They also noted that the Investment Grade Credit Fund’s Institutional Shares had experienced certain portfolio management changes in the first half of 2017. The Trustees noted that the Local Emerging Markets Debt Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2017. They noted that the U.S. Mortgages Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and five-year periods, performed in-line for the three-year period, and underperformed for the ten-year period ended March 31, 2017.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, the Trustees noted that the management fee breakpoint schedules were being reduced at all asset levels. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Dynamic Emerging Markets Debt, Emerging Markets Debt, and High Yield Funds that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

190

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2016 and 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Dynamic Emerging Markets Debt Fund	Emerging Markets Debt Fund	High Yield Fund	Local Emerging Markets Debt Fund
First $2 billion	0.90%	0.80%	0.70%	0.90%
Next $3 billion	0.81	0.72	0.63	0.81
Next $3 billion	0.77	0.68	0.60	0.77
Over $8 billion	0.75	0.67	0.59	0.75

	High Yield Floating Rate Fund	Investment Grade Credit Fund	U.S. Mortgages Fund
First $1 billion	0.60%	0.40%	0.40%
Next $1 billion	0.54	0.36	0.36
Next $3 billion	0.51	0.34	0.34
Next $3 billion	0.50	0.33	0.33
Over $8 billion	0.49	0.32	0.32

191

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Dynamic Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the High Yield and High Yield Floating Rate Funds, which each had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2018.

192

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.25 trillion in assets under supervision as of September 30, 2017, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Strategic Macro Fund[4]

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[9]
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
∎	MLP & Energy Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on June 20, 2017, the Goldman Sachs Fixed Income Macro Strategies Fund was renamed the Goldman Sachs Strategic Macro Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

* This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2017 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

A summary prospectus, if available, or a Prospectus for the Fund containing more information may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Fund.

© 2017 Goldman Sachs. All rights reserved. 111300-OTU-651528 SSFISAR-17/62.8K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 5, 2017

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 5, 2017